UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

(This Form N-CSR relates solely to the Registrant’s 49 portfolios listed in Appendix A)

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2017

Date of reporting period:	12/31/2017

Item 1 – Reports to Stockholders

Advanced Series Trust

ANNUAL REPORT	December 31, 2017

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST AQR Emerging Markets Equity Portfolio

AST Cohen & Steers Realty Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST J.P. Morgan International Equity Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST Parametric Emerging Markets Equity Portfolio

AST QMA Large-Cap Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Large-Cap Value Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

AST WEDGE Capital Mid-Cap Value Portfolio

AST Wellington Management Hedged Equity Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2017

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS

∎	BENCHMARK GLOSSARY

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST AQR Emerging Markets Equity Portfolio	A1
	AST Cohen & Steers Realty Portfolio	A17
	AST Goldman Sachs Large-Cap Value Portfolio	A20
	AST Goldman Sachs Mid-Cap Growth Portfolio	A25
	AST Goldman Sachs Small-Cap Value Portfolio	A30
	AST Hotchkis & Wiley Large-Cap Value Portfolio	A37
	AST International Growth Portfolio	A41
	AST International Value Portfolio	A47
	AST J.P. Morgan International Equity Portfolio	A54
	AST Jennison Large-Cap Growth Portfolio	A59
	AST Loomis Sayles Large-Cap Growth Portfolio	A63
	AST MFS Global Equity Portfolio	A67
	AST MFS Growth Portfolio	A71
	AST MFS Large-Cap Value Portfolio	A76
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	A81
	AST Parametric Emerging Markets Equity Portfolio	A87
	AST QMA Large-Cap Portfolio	A107
	AST Small-Cap Growth Portfolio	A115
	AST Small-Cap Growth Opportunities Portfolio	A121
	AST Small-Cap Value Portfolio	A128
	AST T. Rowe Price Large-Cap Growth Portfolio	A138
	AST T. Rowe Price Large-Cap Value Portfolio	A142
	AST T. Rowe Price Natural Resources Portfolio	A147
	AST Templeton Global Bond Portfolio	A153
	AST WEDGE Capital Mid-Cap Value Portfolio	A161
	AST Wellington Management Hedged Equity Portfolio	A165
	Glossary	A176

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2017

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2018

Market Overview — unaudited	Annual Report	December 31, 2017

Equity Market Overview

Stocks markets around the world rallied in 2017 bolstered by reports of accelerating global economic growth. Equities in emerging markets posted the best returns. In the United States, the S&P 500® Index rose 21.82% and generated positive returns every month of the period.

Market and economic highlights

U.S. stocks performed well in the first quarter driven by investors’ hopes for tax cuts, a rise in consumer spending and corporate profits, and regulatory reforms. Positive economic news abroad also increased appetite for equities. In March, the Federal Reserve raised its target for the short-term federal funds rate by 0.25%, and would proceed to do so again in June and December. Central banks in several other countries scaled back their quantitative-easing efforts.

Second-quarter corporate profits were strong. In August, stocks retreated in reaction to mounting tensions between the U.S. and North Korea, but the pullback was short-lived. During the fourth quarter, stocks advanced again on positive corporate earnings, and in anticipation of tax reform. Corporate earnings rose at double-digit levels in Europe and Japan in the third quarter.

In late December, President Donald J. Trump signed the Tax Cuts and Jobs Act into law, reducing the corporate tax rate from 35% to 21% (effective 2018).

Following a sluggish first quarter, Gross Domestic Product (GDP) growth rose above 3% in the second and third quarters, yet inflation remained tame. The unemployment rate fell to 4.1% — its lowest level since 2000, and investment by businesses picked up. Unemployment also dropped in many other nations including Germany, the United Kingdom, and Japan. The U.S. dollar closed the year sharply lower against other major currencies.

Information technology stocks soar

For the 12 months, nine of the S&P 500’s 11 sectors turned in double-digit returns, and only two ended in negative territory. Information technology led with a return of 38.83%. Demand for cyclical stocks was strong. The materials sector was the second-best performer, rising 23.84%, followed by consumer discretionary, up 22.98%. Next in line was the financial sector, which gained 22.18%. Rising interest rates, which increase lenders’ profit margins; solid earnings, and a loosening of regulations boosted demand for this group. Investors snapped up health care stocks, which rose 22.08% in anticipation of health care reform. The industrials and consumer staples sectors followed, returning 21.03% and 13.49%, respectively.

Despite their favorable dividends, the defensive utilities and real estate sectors lagged but returned an impressive 12.11% and 10.85%, respectively. Telecommunications stocks, facing competitive pressures from cable companies, ended down 1.25%. Energy stocks finished down 1.01%. Their prices fell sharply during the first half of the year as oil prices tumbled, although both the sector and oil prices rebounded later in the year.

Growth and large-cap stocks outperform in Russell Indexes

The Russell US indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), ended 2017 higher. For the year, the Russell 1000 Growth Index returned 30.21%, more than doubling the Russell 1000 Value Index’s 13.66% return. Growth outperformed due in part to huge gains of large-cap tech stocks. By contrast, the energy sector detracted from value stocks’ performance. Large-cap equities, as measured by the Russell 1000® Index, gained 21.69%. The sector was bolstered by a pickup in economic activity abroad, U.S. dollar weakness, and rising short-term rates The Russell Midcap® Index returned 18.52%. Small-caps, as measured by the Russell 2000® Index, returned 14.65%.

Emerging markets lead international markets

Equities trading in emerging markets, particularly technology and financial issues, soared on reports of improving earnings and fundamentals. The MSCI Emerging Markets Index, net of dividends, rose 37.28% in U.S. dollars and 30.55% in local-currency terms. In U.S. dollars, Far East and Asian stocks rallied 43.53% and 42.83%, respectively. The Brazil, Russia, India, and China (BRIC) group advanced 41.75%, EMEA returned 24.54%. Latin America rose 23.74%, and Europe returned 20.54%.

On a country basis, Poland led with a return of 54.72%. China followed posting a return of 54.07%, and South Korea advanced 47.30%. Conversely, Pakistan, in contrast to its stellar performance in 2016, finished down 24.44%. Qatar dropped 11.51%.

The MSCI-EAFE Index, which measures the performance of developed markets excluding the United States and Canada, returned (net of dividends) 25.03% in U.S dollars and 15.23% in local-currency terms. In U.S. dollars, the best-performing markets were Austria, which returned 58.31%; Hong Kong, which rose 36.17%, and Denmark, which advanced 34.69%.

In the Pacific region, Singapore followed Hong Kong with a gain of 35.57%. Japan rose 23.99% driven by reports of explosive corporate earnings, increased trade, and monetary stimulus. Eurozone equities benefitted from a rise in consumer confidence and diminishing political uncertainty. “Heavy weights” in this group that performed well included France, which rose 28.75%; Italy, which advanced 28.43%; Germany, which returned 27.70%; and the United Kingdom, which gained 22.30%. Israel bucked the trend, returning merely 2.06%.

Market Overview — unaudited	Annual Report	December 31, 2017

Fixed Income Market Overview

Bond markets in many developed and emerging markets advanced in 2017 despite interest rate hikes and other reductions in economic stimulus by central banks, broad-based global economic expansion, rising commodity prices, and geopolitical concerns.

Over the 12-month period, based on the performance of Bloomberg Barclays bond indexes, U.S. investment-grade bonds returned 3.54%. Corporate high-yield bonds returned 7.50%. Investment-grade corporate bonds followed with a gain of 6.42%. Treasury Inflation Protected Securities (TIPS) advanced 3.01%. Agency mortgage-backed securities returned 2.47%, closing marginally higher than U.S. Treasury securities, which returned 2.30%.

Municipal bonds advanced 5.45% and global investment-grade bonds gained 7.40%, according to Bloomberg Barclays bond index returns. Emerging markets, as measured by the J.P. Morgan EMBI Global Diversified Index, outperformed with a return of 10.26%.

Central banks react to global economic growth

Following a sluggish first quarter, Gross Domestic Product (GDP) growth in the U.S. rose above 3% in the second and third quarters. The unemployment rate fell to 4.1% — its lowest level since 2000, and investment by businesses picked up. Unemployment also dropped in many other nations including Germany, the United Kingdom, and Japan, which benefited from its aggressive stimulus campaign. Oil prices dropped in the first half of the year but rallied later, particularly in the final quarter, to close the period higher. In contrast to the euro, the U.S. dollar closed the year sharply lower against other major currencies.

Despite low inflation, the Federal Reserve raised its target for the short-term federal funds interbank-lending rate three times during the year, each time by a quarter of a percentage point. Central banks in several other countries scaled back their quantitative-easing efforts.

During the period, the European Central Bank (ECB) trimmed its bond purchases and said that it would further reduce them in 2018. Central banks, including the Bank of England and the People’s Bank of China, raised interest rates.

In late December, President Donald J. Trump signed the Tax Cuts and Jobs Act into law, reducing the corporate tax rate from 35% to 21% (effective January 2018).

U.S. Treasury yield curve flattens

The gap between yields on two-year and 10-year U.S. treasuries narrowed considerably as the Fed raised short-term rates, although the bond markets took the incremental rate hikes in stride thanks to the central bank’s forward guidance. Over the 12 months, long-term treasury bonds in particular posted sizeable gains. The yield on the 10-year U.S. Treasury, which moves opposite to price, ended the period at 2.40%.

Corporate bonds advance

Investors’ favorable reception to U.S. tax reforms, solid corporate earnings, and positive global economic growth drove U.S. corporate bond prices higher over the year.

In the investment-grade arena, long-term U.S. corporate bonds performed especially well. European bonds trailed their U.S. peers by a wide margin but outperformed U.S. Treasuries.

In the U.S. high-yield category, the lowest-rated credits performed best. Bonds rated CCC returned 10.6% for the year, according to Bloomberg Barclays data. Returns of U.S. high-yield bonds were more modest in the final quarter of the year due in part to uncertainties regarding tax reform, global growth, and other factors.

Emerging market bonds and currencies rally

Emerging markets overall generated impressive returns despite political uncertainties and rising short-term interest rates in developed markets. The returns were fueled by global economic expansion; a rise in commodity prices such as oil, which retreated during the first half of the year but rebounded to close the year higher at about $60 per barrel; a weaker U.S. dollar (in contrast to the strong performance of currencies of many emerging markets); and relatively tame inflation. Economic growth in countries including Russia, Brazil, and Argentina, expanded in 2017 after contracting the prior year.

TIPS advance as year comes to a close

Although some bond categories like U.S. high-yield bonds lost momentum in the final month of the period, inflation-linked U.S. TIPS rose 0.92% that month — accounting for nearly one-third of their return for the 12 months.

AST AQR Emerging Markets Equity Portfolio	December 31, 2017

Report of the Investment Manager - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	34.95%	5.26%
MSCI Emerging Markets Index (GD)	37.75	4.87

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 2/25/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST AQR Emerging Markets Equity Portfolio returned 34.95%.

The net assets of the Portfolio at December 31, 2017 were $271.0 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by AQR Capital Management LLC.

What were market conditions during the reporting period?

Emerging equity markets ended the year with gains, despite mixed quarterly performance. Emerging markets were mostly higher at the start of the year, as growth data was better than expected in India and China, but lagged after comments about high drug prices during US President Trump’s first press conference since being elected led to worries about the earnings margins of pharmaceutical companies. Commodity prices fluctuated throughout the year, creating downward pressure on a number of emerging markets in the second quarter before a third-quarter reversal. Geopolitical risk, notably between the US and North Korea, also weighed on emerging equity markets. However, losses were tempered by strong third-quarter growth in Brazil and South African equities on the back of higher key commodity prices and strong technology company performance. Emerging markets ended the fourth quarter relatively flat with underperformance due to political uncertainty and tighter financial conditions in China.

What strategies or holdings affected the Portfolio’s performance?

Investment views are generated using a multi-factor approach based on the combination of valuation, fundamental and price momentum, earnings quality, investor sentiment, stability, and management signaling measures. The overall strategy’s active risk is allocated 50% to stock and sector selection (the majority of this component is allocated to stock selection within industry), 25% to country selection, and 25% to currency selection.

The Portfolio invests through quantitative programs, or models, to achieve returns. With regards to the Portfolio’s excess returns, underperformance was driven by the stock selection model, which detracted -0.7%, and the country selection model, which detracted -0.2%, while the currency selection model contributed 0.6%. Within the stock selection model, positive performance from the momentum and stability themes were not enough to offset negative performance from the Portfolio’s valuation and earnings quality factors. Stock selection in the information technology and financial sectors detracted from returns, while consumer discretionary contributed positively. Country selection detracted from performance with India and South Africa being the main drivers of underperformance. Currency selection contributed to relative performance, driven by overweight positions in the Polish zloty and Czech koruna.

Portfolio performance was captured in derivatives through equities, including equity index futures and swaps and currency forwards. The country selection model utilizes equity index futures and swaps to gain exposure to equity markets and marginally detracted from performance. The currency selection model utilizes currency forwards and contributed insignificantly to performance. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST Cohen & Steers Realty Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	6.24%	9.53%	7.89%
Wilshire US REIT Total Return Index	4.18	9.35	7.28

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST Cohen & Steers Realty Portfolio returned 6.24%.

The net assets of the Portfolio at December 31, 2017 were $655.8 million.

The investment objective of the Portfolio is to seek to maximize total return through investment in real estate securities. The Portfolio is subadvised by Cohen & Steers Capital Management, Inc.

What were market conditions during the reporting period?

U.S. real estate continued to benefit from a healthy economy that drove demand for nearly all types of property, pushing occupancy rates in many markets to near-record levels. Real estate investment trusts’ (REITs) balance sheets were generally in strong shape and companies were able to access capital at historically attractive interest rates. New supply became a greater factor in some sectors, but generally remained consistent with long-term averages.

Despite strong fundamental conditions, investors’ concerns about rising interest rates and the growing challenges facing retail landlords weighed heavily on REIT performance in 2017. This created a compelling relative value opportunity, as REITs were trading near the low end of their five-year range relative to expected cash-flow growth at a time when valuations for the broad U.S. stock market were at historic highs.

Performance during 2017 varied significantly among different property sectors, with e-commerce trends having a major influence on REIT returns. The struggles of malls and shopping centers — particularly lower-tier properties — have been well documented, and many retail REITs experienced significant declines. As consumers continue to do more of their shopping online, many retailers are shifting resources away from physical storefronts, closing stores, and enhancing their e-commerce capabilities. At the same time, the growth of e-commerce has provided a huge lift to REIT sectors that provide infrastructure for the digital ecosystem. Owners of data centers, cell towers, and industrial properties have experienced substantial gains due to insatiable demand for more bandwidth and data storage, faster mobile networks, and faster delivery times.

Other strong performers included alternative housing REITs that own manufactured housing communities and single-family rental homes. These specialty properties address unique housing needs and have benefited from favorable supply-demand trends.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio had a positive total return for 2017 and outperformed the Wilshire REIT Index Index (Index). Stock selection in hotels added to performance relative to the Index, including out-of-Index positions in Hilton and Red Rocks Resorts, which are organized as corporations and were expected to benefit more from new tax reforms than their REIT peers. An underweight allocation and stock selection in regional malls bolstered relative returns, with the Portfolio benefiting from a focus on companies with high-quality assets, which considerably outperformed companies with lower-quality property portfolios. An out-of-Index allocation to tower companies, which were among the Index’s top-performing REITs, also contributed positively. In this case, “out of index” means not one of the constituents of the Wilshire REIT Index, but the selection of other tower companies.

Factors that detracted from the Portfolio’s relative performance included stock selection and an overweight in apartments, primarily overweight positions in student housing REITs. An underweight in industrial landlords also detracted from relative returns, although this was partially offset by stock selection in the sector. In addition, an overweight in offices, which trailed the Index, hindered relative performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST Goldman Sachs Large-Cap Value Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	9.75%	12.02%	4.76%
Russell 1000® Value Index	13.66	14.04	7.10

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST Goldman Sachs Large-Cap Value Portfolio returned 9.75%.

The net assets of the Portfolio at December 31, 2017 were $2,221.1 million.

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.

What were market conditions during the reporting period?

US equities recorded strong gains during the reporting period. Within the Russell 1000 Value Index (the Index), information technology and materials were the top-performing sectors, while telecommunications and energy were the weakest performers. During January 2017, US equities rallied on the prospect of deregulation and optimism around infrastructure spending. They continued to rally in February, driven by risk-on sentiment related to potential tax reform and strong economic data. In March, the Federal Reserve (Fed) raised interest rates, which was met with a dovish market reaction. US equities climbed higher in April due to strong earnings results and receding European political risk. Although the labor market remained robust and wage growth accelerated, US economic activity and inflation data moderated during the second quarter overall. In June, Fed policymakers raised interest rates again. During the third quarter, economic and labor market data showed consistent strength, while inflation reversed five consecutive months of downside surprises. Progress on tax reform and strong economic data were supportive for US equities in October and November. During December, the Fed delivered its third rate hike of 2017, as had been widely expected, and maintained its projections for three hikes in 2018.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, investments in the industrials sector detracted from the Portfolio’s returns, while stock selection in the health care sector contributed positively to performance.

General Electric (GE), a technology and industrial conglomerate, was a top detractor from returns. The stock began to falter during the summer amid the transition of the chief executive (CEO) and chairman. In November, the newly appointed CEO, John Flannery, announced his restructuring and financial framework, which resulted in a negative response from the market and the stock’s immediate decline. In addition to cutting its dividend by 50%, the company plans to increase its cost reduction target in order to restructure its capital allocation framework. GE intends on becoming a smaller company by focusing on its core businesses of aviation, health care, and power, which currently account for the majority of operating profit. To streamline the company, management plans to sell or spin off approximately $20 billion worth of assets over the next one to two years. The Portfolio exited its position in GE during the period in favor of other more attractive risk-reward opportunities.

Vertex Pharmaceuticals, a pharmaceutical company primarily focused on treatments for cystic fibrosis, was a top positive contributor to performance. Its shares rose sharply in March after the company reported positive test results from one of its next-generation cystic fibrosis pipeline drugs. The stock price strengthened again in July following the successful outcome of a triple-drug combination aimed at improving lung function in patients with cystic fibrosis. Vertex Pharmaceuticals’ strategy of bolstering the efficiency of its existing medicines, while developing a pipeline of assets to penetrate a larger population of patients, could generate compelling long-term shareholder value.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST Goldman Sachs Mid-Cap Growth Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	27.09%	12.43%	8.80%
Russell Midcap® Growth Index	25.27	15.30	9.10
S&P MidCap 400 Index	16.24	15.01	9.97

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST Goldman Sachs Mid-Cap Growth Portfolio returned 27.09%.

The net assets of the Portfolio at December 31, 2017 were $1,437.0 million.

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.

What were market conditions during the reporting period?

US equities had a strong start to the year on the prospect of deregulation, tax reform, and infrastructure spending, as well as stronger economic data. In March, the Federal Reserve (Fed) raised interest rates, which was met with dovish market reaction. US equities climbed higher in April due to strong earnings results and receding European political risk. Although the labor market remained robust and wage growth accelerated, US economic activity and inflation data moderated during the second quarter overall. In June, Fed policymakers raised interest rates again. During the third quarter, economic and labor market data showed consistent strength, while inflation reversed five consecutive months of downside surprises. Progress on tax reform and strong economic data were supportive for US equities in October and November. During December, the Fed delivered its third rate hike of 2017, as had been widely expected, and maintained its projections for three hikes in 2018.

What strategies or holdings affected the Portfolio’s performance?

Stock selection was the primary driver of the Portfolio’s performance during the reporting period. Specifically, stock selection in the consumer staples and industrials sectors contributed positively to returns. Stock selection in the financials sector and an underweight position in information technology detracted. The Portfolio benefited from reversals in some securities that had underperformed in 2016, as well as merger and acquisition activity that had a positive impact on some holdings.

At the individual stock level, the two largest positive contributors to performance relative to the Russell Midcap Growth Index (the Index) were Panera Bread and Avery Dennison. Shares of Panera Bread gained sharply following JAB Holdings’ purchase of the fast- casual restaurant chain. After the strong performance and a potential shift in leadership at the company, the Portfolio exited its position in the stock in favor of other opportunities. Avery Dennison’s stock price rose steadily throughout the period as the company exceeded investor expectations, led by its impressive organic growth across multiple geographies and business segments. Avery Dennison is a high-quality company led by an excellent management team that has demonstrated an ability to deliver growth in a challenged space.

Top detractors from performance included Advance Auto Parts and Altice USA. Throughout the period, shares of Advance Auto Parts were weak on a combination of concerns around increased competition within the auto parts industry and weaker-than-expected earnings. Although the company remained attractively valued and seemed likely to see continued growth in comparable store sales, the Portfolio exited the position because of competitive headwinds. Altice USA traded down largely because of its French parent company, which owns approximately 70% of it. The parent company’s shares declined sharply late in the period after reporting third-quarter results and providing a weaker outlook.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST Goldman Sachs Small-Cap Value Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	12.19%	14.42%	10.49%
Russell 2000® Value Index	7.84	13.01	8.17
Russell 2000® Index	14.65	14.12	8.71

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST Goldman Sachs Small-Cap Value Portfolio returned 12.19%.

The net assets of the Portfolio at December 31, 2017 were $1,024.5 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.

What were market conditions during the reporting period?

US equities recorded strong gains during the reporting period. Within the Russell 2000 Value Index (the Index), health care and industrials were the top-performing sectors, while telecommunications and energy were the weakest performers. During January 2017, US equities rallied on the prospect of deregulation and optimism around infrastructure spending. They continued to rally in February, driven by risk-on sentiment related to potential tax reform and strong economic data. In March, the Federal Reserve (Fed) raised interest rates, which was met with dovish market reaction. US equities climbed higher in April due to strong earnings results and receding European political risk. Although the labor market remained robust and wage growth accelerated, US economic activity and inflation data moderated during the second quarter overall. In June, Fed policymakers raised interest rates again. During the third quarter, economic and labor market data showed consistent strength, while inflation reversed five consecutive months of downside surprises. Progress on tax reform and strong economic data were supportive for US equities in October and November. During December, the Fed delivered its third interest rate hike of 2017, as had been widely expected, and maintained its projections for three hikes in 2018.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, stock selection in the industrials sector contributed positively to returns, while investments in the utilities sector detracted from performance.

XPO Logistics, a freight logistics provider based in North America and Europe, added to the Portfolio’s results. The stock had robust performance and earnings throughout 2017, driven by solid execution and improving macro demand since July. In October, the market reacted positively to the announcement of strong third-quarter earnings, with higher-than-expected revenue and an affirmation of 2017-2018 cash flow expectations. XPO Logistics’ business aligns well with the structural changes in the freight industry due to outsourcing, e-commerce, and the new federal regulation of electronic logging devices. Therefore, the company should be able to continue margin improvement of existing businesses and better utilize scale and volume by potential merger and acquisition activity.

SM Energy, an independent crude oil and natural gas exploration and production company, detracted from returns. Like other companies in the energy sector, SM Energy faced headwinds, such as elevated US oil inventory levels and the slow recovery of commodity prices. In August, when Hurricane Harvey hit the southern coast of Texas, the company experienced some production slowdowns from the Eagle Ford Shale and from downstream, third-party facilities. The company underperformed its peer group as a result of its 2017 guidance, which implied weaker-than-expected production growth. Despite these near-term, cyclical headwinds, oil market fundamentals are improving through strengthening demand and leveling-off production. SM Energy Company is transforming from a high-cost Eagle Ford Shale operator to a low-cost Permian Basin operator, which could lead to better production growth and profitability over the longer run.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST Hotchkis & Wiley Large-Cap Value Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	19.19%	15.94%	6.38%
Russell 1000® Value Index	13.66	14.04	7.10
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST Hotchkis & Wiley Large-Cap Value Portfolio returned 19.19%.

The net assets of the Portfolio at December 31, 2017 were $1,883.9 million.

The investment objective of the Portfolio is to seek current income and long-term growth of income, as well as capital appreciation. The Portfolio is subadvised by Hotchkis & Wiley Capital Management, LLC.

What were market conditions during the reporting period?

The S&P 500 Index returned 21.82% in 2017, and for the first time in its 91-year history, generated positive performance in every month of a calendar year. Large-cap stocks outperformed small-cap stocks, and growth stocks outperformed value stocks. The index’s advance was fueled by strong corporate earnings, a supportive economic environment, and an accommodative Federal Reserve, with an additional boost from the passage of tax reform. At the end of the year, the US equity market’s overall valuation appeared above normal but not wildly so. The S&P 500 Index traded at 20 times 2018 consensus earnings and 3.3 times book value, which is higher than historical averages. Valuations appeared reasonable in spite of a nine-year-long rally because: 1) the market was significantly undervalued nine years ago; 2) lower interest rates justified higher price multiples; 3) earnings growth was resilient, and; 4) the market expected continued earnings growth in 2018.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed the Russell 1000 Value Index (the Index) in 2017, outpacing it in each of the four calendar quarters. Positive stock selection drove the outperformance and was particularly favorable in consumer staples, industrials, utilities, and telecommunications.

Stock selection in consumer discretionary, financials, and materials were modest detractors. The largest individual contributors to performance relative to the Index were Anthem, Microsoft, Boeing, CNH Industrial, and Calpine. Anthem was the largest individual positive contributor during the year; its average weight was 2.7% and it appreciated by nearly 60% during 2017. Anthem is the large managed care organization and had been undervalued due to concerns about the sustainability of its margins and health care reform.

The largest individual detractors were AIG, Discovery Communications, Hess, Bed Bath & Beyond, and Apache. AIG was the largest performance detractor in the year. It declined by 7% and was the largest position in the portfolio, averaging 5% throughout the year. Under new leadership, the company continues to work through previous missteps in its commercial property & casualty business.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

AST International Growth Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	35.42%	8.62%	2.02%
MSCI EAFE Index® (GD)	25.62	8.39	2.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST International Growth Portfolio returned 35.42%.

The net assets of the Portfolio at December 31, 2017 were $2,577.2 million.

The investment objective of the Portfolio is long-term growth of capital. The Portfolio’s assets are subadvised by William Blair Investment Management, LLC, Jennison Associates, LLC, and Neuberger Berman Investment Advisers, LLC.

What were market conditions during the reporting period?

For 2017, the MSCI EAFE Index GD generated a positive return, with most of the gains driven by the strength of the euro and the British pound. The dollar weakened during the year, as the U.S. Federal Reserve’s interest rate tightening remained more measured, Europe’s economic outlook improved, and geopolitical concerns increased. Given the improvement in the global economy, cyclical sectors such as information technology, materials, and industrials outperformed more defensive, dividend-paying sectors such as utilities, health care, and telecommunications. In addition, the market tended to favor earnings growth over valuations, as investors became more comfortable with economic prospects going forward.

What strategies or holdings affected the Portfolio’s performance?

Stock selection drove returns, especially within the consumer discretionary and information technology sectors. In the growth-oriented rally, many of the stocks selected by the Portfolio’s subadvisers in these sectors advanced. From a country perspective, stocks domiciled in emerging market countries had a large positive impact. William Blair and Jennison routinely seek out stocks from these countries, as they have some of the faster-growing companies globally.

Since market reversals were relatively tame in 2017, price momentum was also a key component to positive returns. William Blair incorporates momentum as part of its process. In addition, each subadvisor’s higher exposure to earnings growth enhanced relative returns. Since the Portfolio’s focus is on earnings growth, the three sleeves, managed by William Blair, Jennison, and Neuberger Berman, benefited.

From an industry perspective, the Portfolio’s overweight (hold a greater percentage of securities than the MSCI EAFE Index GD) to information technology and software stocks added to returns. These industries encompass some of the fastest-growing stocks. As all three sleeves seek companies with higher growth rates, the managers tend to focus on these areas over industries with lower growth rates.

Finally, William Blair’s and Jennison’s allocations to China and India, countries with higher growth rates relative to the rest of the developed world, further enhanced results. China continued its strong recovery from its lows of early 2016, returning over 50% during 2017. Meanwhile, the India rupee improved versus the dollar. On the other hand, an underexposure to Japan tempered positive results. Japan outperformed, as earnings rose year over year and Shinzo Abe won the country’s October election, providing political stability and boosting confidence that there should be few changes to his economic policies. The subadvisers generally underweight (hold less a percentage of securities than the MSCI EAFE Index GD) Japan, as it is difficult to see sustained earnings growth over the long term given the country’s aging demographic challenges.

Participatory notes (P-notes) were used by Jennison to gain access to the Indian market, and did not have an impact on Portfolio relative performance during the period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST International Value Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	22.81%	6.78%	1.40%
MSCI EAFE Index® (GD)	25.62	8.39	2.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST International Value Portfolio returned 22.81%.

The net assets of the Portfolio at December 31, 2017 were $2,321.7 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio’s assets are subadvised by LSV Asset Management and Lazard Asset Management LLC.

What were market conditions during the reporting period?

Similar to US markets, international markets closed the year with strong technical support, trading well above their trend lines. The MSCI EAFE Index, which tracks developed markets, gained 4.27% for the fourth quarter, and 25.62% for the year. Global stocks rallied amid a synchronized world economic recovery, strong corporate earnings growth, and aggressive central bank stimulus measures. Elections in France, Germany, and Japan helped restore stability to previously struggling economies.

The more volatile MSCI Emerging Markets Index, supported by technology sector gains and rising commodity prices, returned 7.50% for the quarter, and an impressive 37.75% for the year.

In other parts of the world, China’s economic growth slowed, but later stabilized, following additional government stimulus. Central banks in Japan and Europe continued lowering interest rates to negative values to stimulate more lending and investing.

As witnessed in the US, international growth stocks outperformed their value counterparts, as investors favored momentum and growth over safety and value.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio performed slightly below its benchmark, the MSCI EAFE Index (GD) (the Index). The Portfolio’s relative performance struggled due to both allocation effects and stock selection. Regarding allocation effects, the primary detractor was the Portfolio’s underweight to the Index’s best-performing group — technology. In terms of stock selection, gains seen in industrials, utilities, and real estate investment trusts were not enough to offset losses generated in health care, consumer staples, and consumer discretionary.

From a regional perspective, holdings in North America and Western Europe, notably the UK, France, and Sweden, were the most detrimental to relative performance. On a positive note, holdings in the Pacific Rim, including Japan and Australia, proved beneficial.

Also, a small, yet consistent, allocation to cash held to assist with the management of day-to-day cash flow, had a slightly negative impact on performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

AST J.P. Morgan International Equity Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	29.63%	6.77%	2.75%
MSCI EAFE Index® (GD)	25.62	8.39	2.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST J.P. Morgan International Equity Portfolio returned 29.63%.

The net assets of the Portfolio at December 31, 2017 were $481.2 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio is subadvised by J.P. Morgan Investment Management, Inc.

What were market conditions during the reporting period?

2017 was a very strong year for global equity markets. Equity market performance was driven by a number of factors including ongoing strength in real economic growth, rising business and consumer sentiment, continued normalization of monetary policy, US tax cuts, and a strong earnings season. In particular, the earnings results in a number of cyclical sectors exceeded analysts’ expectations, especially in the US where a number of companies reported strong results and increased their forward-looking guidance. In sectors, information technology and materials were strong performers, as semiconductor names continued to deliver.

Japan performed well as Prime Minister Shinzo Abe’s coalition did better than expected in the election, adding to further optimism on Japan. Sentiment quietly improved over the summer, following rising domestic activity and improving business conditions. Europe was weighed down by political instability, signs of weakness in the housing market, and weakened consumer confidence and retail sales. However, the region was still up in terms of performance. Emerging markets also performed well, returning 30.6% in local currency terms.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed the MSCI-EAFE Index (the Index). Stock selection in information technology and consumer discretionary were the main drivers of excess returns. Gains in technology were spearheaded by semiconductor-related stocks including Samsung and Tokyo Electron. Within consumer discretionary, Naspers, the internet and media company, Persimmon, the British homebuilding company, and Wynn Macau, the Hong Kong resort company, performed well. Exposure to emerging markets contributed to performance relative to the Index, along with stock selection in Japan and the Pacific Rim.

Stock selection in healthcare and consumer staples detracted from relative performance. Within healthcare, Teva and Shire were the largest detractors amid pricing pressures and competition. At the end of the reporting period, the Portfolio no longer held Teva. Within consumer staples, tobacco-related names Japan Tobacco and Imperial Brands and beverage companies Anheuser-Busch InBev and Diageo underperformed. At the end of the reporting period, the Portfolio no longer held Imperial Brands.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

9

AST Jennison Large-Cap Growth Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	35.83%	17.22%	14.69%
Russell 1000® Growth Index	30.21	17.33	15.63
Russell 1000® Index	21.69	15.71	14.33

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 9/25/2009. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® and 1000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Jennison Large-Cap Growth Portfolio returned 35.83%.

The net assets of the Portfolio at December 31, 2017 were $1,152.0 million.

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio is subadvised by Jennison Associates LLC (Jennison).

What were market conditions during the reporting period?

Equity returns were strong in 2017, as global economic growth advanced at a healthy pace, long-term interest rates remained close to historical lows, and central banks tightened monetary policy prudently and gradually in light of subdued inflation. In the US, solid economic fundamentals included stable and moderate economic expansion, robust employment, accelerating corporate profit growth, accumulating cash on company balance sheets, rising consumer and business confidence, reduced regulatory activity and pressures, and revised corporate tax legislation.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s information technology positions were impressive contributors to its relative outperformance. Internet and mobile technologies have been transforming businesses and consumer behavior for some time, yet their impact continues to grow. Nowhere is this more dramatic than in China. Alibaba reported financial results that beat expectations on most key metrics. Within China, it operates the largest global online wholesale platform for small businesses, the largest online retail website, and the largest online third-party platform for brands and retailers. These businesses are in the early stages of what is expected to be long-term growth.

Tencent, China’s largest and most visited Internet service portal, continued to perform well, driven by its dominant position and monetization opportunities in China’s online gaming and instant messaging markets, as well as its growing advertising and payment service efforts.

Apple’s fundamental strength reflects the proliferation of the iOS platform across the global mobile phone, tablet, and personal computer landscape, as well as the financial power related to the attractive margin profile of the company’s hardware products.

The technology of social media has clearly changed how we interact with friends and family, and how and when we consume and share information. Facebook’s revenue and earnings beat consensus expectations, with user growth solid and engagement strong. The company’s opportunities to monetize its businesses remain substantial.

Both Nvidia and Adobe Systems are benefiting from technological advances beyond the Internet and mobile. Nvidia has become a driver of high-growth markets, such as gaming, automotive, high-performance computing, and cloud and enterprise, where developers have standardized their work using its architecture and platform. Adobe, best known historically for Photoshop and the PDF and Flash platforms, has successfully transformed into a subscription-based provider of digital services in two of the fastest-growing markets in enterprise software — content creation and digital marketing.

Technological and behavioral changes are transforming industries well beyond information technology. Within the consumer discretionary sector, notable Portfolio holdings included Amazon.com in retail, Netflix in media and entertainment, and Tesla in autos and replaceable power. Amazon.com’s dominant scale gives it an advantageous cost structure and the ability to aggressively invest in its businesses. The long-term positioning of Netflix has been strengthened by exclusive deals and original content, international expansion, and its scale advantage, which enables the company to fund content costs with a global subscriber base. Tesla is positioned to drive rapid growth in the adoption of electric cars and, with its Model 3, target the mainstream automotive market.

However, technological change affected other Portfolio consumer discretionary holdings negatively, with the incursion of online competition weighing on O’Reilly Automotive’s stock price.

The Portfolio’s health care positions lagged those in the Russell 1000 Growth Index. A notable detractor was Alexion Pharmaceuticals, which makes drugs for rare genetic diseases. The company is aggressively looking to expand opportunities for its flagship drug in other autoimmune and inflammatory diseases, but is in a transitionary phase as new management settles in. Allergan’s decline reflected potential patent expirations and constraints on its ability to raise drug prices.

In information technology, shares of cell phone chip maker Qualcomm fell on new and ongoing antitrust litigation. Internet security hardware and software maker Palo Alto Networks declined on weaker-than-projected product revenue and a lowered outlook.

At the end of the period, the Portfolio no longer held O’Reilly Automotive, Allergan, Qualcomm, and Palo Alto Networks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

10

AST Loomis Sayles Large-Cap Growth Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	32.99%	18.48%	8.56%
Russell 1000® Growth Index	30.21	17.33	10.00
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST Loomis Sayles Large-Cap Growth Portfolio returned 32.99%.

The net assets of the Portfolio at December 31, 2017 were $2,954.2 million.

The investment objective of the Portfolio is to seek capital growth. Income is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective. The Portfolio is subadvised by Loomis, Sayles & Company, L.P.

What were market conditions during the reporting period?

Global equities posted robust returns during 2017, fueled by continued economic growth, strong corporate earnings, and ongoing accommodative central bank monetary policy as inflation remained subdued. In the US, stocks benefited from accelerating economic growth and increased employment, rising consumer and business confidence, solid corporate profits, and a decline in regulation. The passage of tax legislation provided an additional boost for US stocks, as it included a reduction in the corporate tax rate.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio posted positive returns during the period and outperformed its benchmark index. Stock selection in the consumer discretionary, consumer staples, health care, and financials sectors, as well as allocations to the information technology and consumer discretionary sectors, contributed positively to relative performance. Stock selection in the energy, industrials, and information technology sectors, along with allocations to the consumer staples, energy, industrials, and health care sectors, detracted from relative returns.

Alibaba Group and Amazon.com were among the largest positive contributors during the period. Alibaba Group, China’s e-commerce leader, reported strong results, with revenue growth exceeding consensus expectations. Benefiting from strong customer engagement and innovation, the company’s gross merchandise volume increased at a higher rate than the growth in China’s retail sector. Alibaba continues to execute well on its business model, allowing it to expand its already dominant market position and to invest in strengthening its competitive advantages. Its share price at the end of the period embeds expectations for key revenue and cash flow growth drivers that are well below Loomis Sayles’ long-term assumptions.

Online retailer Amazon.com reported healthy fundamentals and strong growth in revenue. Loomis Sayles estimates that Amazon’s gross merchandise volume grew well above both US e-commerce and global retail sales as the company continued to take market share. Amazon Web Services (AWS) also posted impressive revenue growth that was many multiples higher than estimates for overall enterprise information technology spending. The company also generated strong operating and free cash flow growth. In Loomis Sayles’ view, Amazon.com is one of the best-positioned companies in e-commerce and enterprise information technology where long-term secular growth is still in its early stages. Loomis Sayles believes the share price at the end of the period shows a lack of appreciation for the company’s significant long-term growth opportunities and the sustainability of its business model. At the end of the reporting period, Alibaba and Amazon.com both traded at a meaningful discount to Loomis Sayles’ estimate of intrinsic value and offered compelling reward-to-risk opportunities.

Schlumberger and Qualcomm were among the Portfolio’s largest detractors. Schlumberger, the world’s leading oil field services company, reported global sales that were lower compared with a year ago. In markets outside of North America, which accounted for approximately 70% of revenue at period-end, the company continued to experience low demand given the lower oil-price environment. However, Schlumberger reported improved results in North America, with strong growth in regional rig-count as well as in hydraulic fracturing revenue. Loomis Sayles believes the company has maintained exemplary profit margins and cash flow for this point in the cycle, and it has continued to invest to strengthen its ability to offer integrated solutions to clients. This highlights Schlumberger’s high-quality characteristics, its strong execution, and its proactive management of costs and resources.

Qualcomm, the pioneer developer of 3G and 4G technology, benefited from its difficult-to-replicate skill in designing and manufacturing the chip sets used in mobile devices. A lawsuit filed in early 2017 by Apple alleging unfair practices resulted in a substantial near-term decline in royalty revenues and associated segment margins, which led to a decline in share value. The stock price rebounded sharply in November on an unsolicited bid from Broadcom to acquire Qualcomm for $70 per share, which was unanimously rejected by Qualcomm’s board of directors on the grounds that it substantially undervalued the company relative to its leadership position and growth prospects in mobile technology. Loomis Sayles likes the long-term positioning of Qualcomm as a stand-alone company to benefit from the long-term secular growth in mobile devices. At the end of the period, the shares of Schlumberger and Qualcomm were selling at a significant discount to Loomis Sayles’ estimate of intrinsic value, offering compelling reward-to-risk opportunities.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

11

AST MFS Global Equity Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	23.84%	11.57%	7.20%
MSCI World Index® (GD)	23.07	12.26	5.63
MSCI EAFE Index (GD)	25.62	8.39	2.42

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST MFS Global Equity Portfolio returned 23.84%.

The net assets of the Portfolio at December 31, 2017 were $753.5 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio is subadvised by Massachusetts Financial Services Company (MFS).

What were market conditions during the reporting period?

The global economy experienced synchronized growth during the reporting period. A rebound in emerging markets growth (despite a slight deceleration in China near the end of the period) was helped by some of the larger economies, such as Brazil and Russia, as they emerged from recession. At the same time, developed market economies continued to grow at or above potential. US market confidence increased, supported in part by a more lenient regulatory backdrop and hopes for a significant corporate tax cut, which came to fruition near the end of the period.

Global equity markets benefited as commodity prices strengthened, economic activity and growth prospects improved, and inflation moved modestly higher. As a result of these factors, there were more tightening signals and actions by developed markets central banks. The US Federal Reserve increased interest rates by 25 basis points (bps) three times during the period. (A basis point is 1/100th of a percent.) The European Central Bank announced an extension of its quantitative easing program, but reduced the pace of its monthly asset purchases by half. The Bank of England hiked its base rate for the first time in a decade.

The US dollar reversed a sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinational companies. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period. The housing market improved, albeit constrained by below-average inventory levels. Meanwhile, global trade, which was sluggish early in the period, showed signs of improvement in the second half, a positive indicator of global economic activity and prospects. Early in the period, emerging market equities sold off on fears about US trade policies. Although President Trump withdrew from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, there was a lack of other policy action that would affect the emerging markets. Emerging market equities resumed their upward trajectory, powered by strong inflows throughout 2017.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio benefited most during the period from its avoidance of the poor-performing utilities sector. In addition, strong security selection in the health care and consumer staples sectors lifted returns. Within health care, an overweight position in life sciences supply company Thermo Fisher Scientific contributed positively. Within consumer staples, overweight positions against holdings in the Index in alcoholic beverage companies Pernod Ricard and Diageo further aided performance. The Porfolio was also helped by its lack of exposure to diversified industrial conglomerate General Electric and integrated oil and gas company ExxonMobil. Other positions that added to performance included overweight positions in French luxury goods company LVMH Moet Hennessy Louis Vuitton, global payments technology company Visa, Swedish pulp and paper manufacturer and consumer goods company Svenska Cellulosa, Netherlands-based paint and specialty chemicals manufacturer Akzo Nobel, and South Korean microchip and electronics manufacturer Samsung Electronics. (At the end of the period, the Porfolio no longer held Svenska Cellulosa.) Additionally, during the period, the Porfolio’s currency exposure bolstered returns.

Conversely, security selection in the leisure sector weighed on performance. Specifically, overweight positions in advertising and marketing firms WPP Group (UK) and Omnicom Group (US), media firm Time Warner, and diversified entertainment company Walt Disney hindered returns. In addition, the Portfolio’s underweight and, to a lesser extent, security selection in the technology sector detracted from results, highlighted by a lack of exposure to strongly performing computer and personal electronics maker Apple. Elsewhere, overweight positions in convenience foods manufacturer Kellogg and oil field services company Schlumberger held back returns. A position in professional beauty supplier retailer Sally Beauty and not owning shares of Internet retailer Amazon.com also hurt results.

The Portfolio’s cash and/or cash equivalents position detracted from returns. Under normal market conditions, the Portfolio strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, holding cash was a drag on performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

12

AST MFS Growth Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	30.71%	16.25%	8.23%
Russell 1000® Growth Index	30.21	17.33	10.00
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST MFS Growth Portfolio returned 30.71%.

The net assets of the Portfolio at December 31, 2017 were $1,217.1 million.

The investment objective of the Portfolio is to seek long-term growth of capital and future, rather than current, income. The Portfolio is subadvised by Massachusetts Financial Services Company (MFS).

What were market conditions during the reporting period?

The global economy experienced synchronized growth during the reporting period. A rebound in emerging markets growth (despite a slight deceleration in China near the end of the period) was helped by some of the larger economies, such as Brazil and Russia, as they emerged from recession. At the same time, developed market economies continued to grow at or above potential. US market confidence increased, supported in part by a more lenient regulatory backdrop and hopes for a significant corporate tax cut, which came to fruition near the end of the period.

Global equity markets benefited as commodity prices strengthened, economic activity and growth prospects improved, and inflation moved modestly higher. As a result of these factors, there were more tightening signals and actions by developed markets central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period. (A basis point is 1/100th of a percent.) The European Central Bank announced an extension of its quantitative easing program, but reduced the pace of its monthly asset purchases by half. The Bank of England hiked its base rate for the first time in a decade.

The US dollar reversed a sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinational companies. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period. The housing market improved, albeit constrained by below-average inventory levels. Meanwhile, global trade, which was sluggish early in the period, showed signs of improvement in the second half, a positive indicator of global economic activity and prospects. Early in the period, emerging market equities sold off on fears about US trade policies. Although President Trump withdrew from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, there was a lack of other policy action that would affect the emerging markets. Emerging market equities resumed their upward trajectory, powered by strong inflows throughout 2017.

What strategies or holdings affected the Portfolio’s performance?

Stock selection in the leisure sector contributed positively to performance. Specifically, not holding a position in diversified entertainment firm Walt Disney as well as an overweight against holdings in the Russell 1000 Growth Index in interactive entertainment developer Activision Blizzard benefited results. In the technology sector, stock selection aided performance. Overweight positions in digital marketing and digital media solutions provider Adobe Systems, social media company Facebook, and computer graphics processors maker NVIDIA bolstered returns. In addition, not holding a position in diversified technology products and services company International Business Machines (IBM) was advantageous. Security selection overall and, to a lesser extent, an underweight position in the consumer staples sector added to returns. Within financial services, stock selection further enhanced performance, led by overweight positions in global payments technology company Visa and debit and credit transaction processing company Mastercard. Other stocks that helped performance included a lack of exposure to technology and financial services conglomerate General Electric as well as an overweight position in online retailer and web services provider Amazon.com.

Conversely, security selection in the health care and special products & services sectors hindered results. Within health care, the Portfolio was hurt by overweight positions in biotechnology firm Celgene and eye care and skin care products company Allergan, as well as its lack of exposure to research-based biopharmaceutical company AbbVie. Elsewhere, an underweight position in strongly performing computer and personal electronics maker Apple and not holding shares of aerospace company Boeing held back returns. Overweight positions in apparel retailer Ross Stores, basic materials supplier for the infrastructure and construction industries Vulcan Materials, tobacco company Philip Morris International, and retailer Tractor Supply weighed on performance. At the end of the period, the Portfolio no longer held Tractor Supply.

The Portfolio’s cash and/or cash equivalents position detracted from returns. Under normal market conditions, the Portfolio strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, holding cash was a drag on performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

13

AST MFS Large-Cap Value Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	17.34%	14.40%	13.90%
Russell 1000® Value Index	13.66	14.04	14.09
S&P 500 Index	21.82	15.78	15.19

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 8/20/2012. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST MFS Large-Cap Value Portfolio returned 17.34%.

The net assets of the Portfolio at December 31, 2017 were $1,579.2 million.

The investment objective of the Portfolio is to seek capital appreciation. The Portfolio is subadvised by Massachusetts Financial Services Company (MFS).

What were market conditions during the reporting period?

The global economy experienced synchronized growth during the reporting period. A rebound in emerging markets growth (despite a slight deceleration in China near the end of the period) was helped by some of the larger economies, such as Brazil and Russia, as they emerged from recession. At the same time, developed market economies continued to grow at or above potential. US market confidence increased, supported in part by a more lenient regulatory backdrop and hopes for a significant corporate tax cut, which came to fruition near the end of the period.

Global equity markets benefited as commodity prices strengthened, economic activity and growth prospects improved, and inflation moved modestly higher. As a result of these factors, there were more tightening signals and actions by developed market central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period. (A basis point is 1/100th of a percent.) The European Central Bank announced an extension of its quantitative easing program, but reduced the pace of its monthly asset purchases by half. The Bank of England hiked its base rate for the first time in a decade.

The US dollar reversed a sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinational companies. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period. The housing market improved, albeit constrained by below-average inventory levels. Meanwhile, global trade, which was sluggish early in the period, showed signs of improvement in the second half, a positive indicator of global economic activity and prospects. Early in the period, emerging market equities sold off on fears about US trade policies. Although President Trump withdrew from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, there was a lack of other policy action that would affect the emerging markets. Emerging market equities resumed their upward trajectory, powered by strong inflows throughout 2017.

What strategies or holdings affected the Portfolio’s performance?

Stock selection in the industrial goods & services sector contributed positively to performance. Specifically, not owning shares of diversified industrial conglomerate General Electric and an overweight position in diversified technology and manufacturing company Honeywell aided results. An underweight to holdings in the Russell 1000 Value Index (the Index) in the energy sector boosted returns, highlighted by an underweight in integrated oil and gas company ExxonMobil. In addition, an overweight position and strong security selection in the health care sector and good security selection in the consumer staples sector supported performance. Within health care, an overweight in pharmaceutical and medical products maker Abbott Laboratories added to results. Within consumer staples, a position in UK premium drinks distributor Diageo contributed positively. Other holdings that added to the Portfolio’s performance were management consulting firm Accenture, diversified technology company 3M, semiconductor company Texas Instruments, and vehicle components manufacturer Aptiv. Additionally, not owning shares of telecommunication services provider AT&T bolstered returns.

Conversely, a combination of weak stock selection and an underweight allocation to the retailing sector detracted from performance. Within this sector, not owning shares of retail giant Wal-Mart Stores and an overweight position in automotive parts and accessories retailer Advance Auto Parts hampered returns. An underweight position in the technology sector also hindered results, with a lack of exposure to strongly performing semiconductor company Intel and network equipment company Cisco Systems weighing on performance. Elsewhere, not owning shares of financial services firm Bank of America and insurance and investment firm Berkshire Hathaway detracted from results. The Portfolio was hurt by holdings of global marketing and communications company Omnicom Group, as well as by overweight positions in diversified technology and multi-industrial company Johnson Controls and drugstore retailer CVS Health.

The Portfolio’s cash and/or cash equivalents position detracted from returns. Under normal market conditions, the Portfolio strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, holding cash was a drag on performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

14

AST Neuberger Berman/LSV Mid-Cap Value Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	13.79%	15.55%	8.96%
Russell MidCap® Value Index	13.34	14.68	9.10
Russell MidCap Index	16.24	15.01	9.97
S&P MidCap 400 Index	18.52	14.96	9.11

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell MidCap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST Neuberger Berman/LSV Mid-Cap Value Portfolio returned 13.79%.

The net assets of the Portfolio at December 31, 2017 were $1,009.1 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio is subadvised by Neuberger Berman Investment Advisers, LLC and LSV Asset Management.

What were market conditions during the reporting period?

Mid-cap value stocks, as represented by the Russell Midcap Value Index (the Index), returned 13.34% during the reporting period. Given that growth stocks were generally in favor and the market was one in which riskier assets were embraced, many major sectors, such as real estate, financials, and utilities, returned less than 20%. As a result, the Index finished the period with a lower return than that of the broad equity market. Within the Index, the more cyclically oriented sectors, such as information technology, materials, and industrials, outperformed the more conservative, dividend-paying sectors, such as real estate, utilities, and health care. Energy was the Index’s worst-performing sector and the only sector to post a negative return during the period. While the price of oil rose, natural gas prices fell, hurting many exploration, production, equipment, and services companies.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s underweight in oil and gas exploration, production, equipment, and services companies added most to its performance. In addition, the Portfolio’s subadvisers avoided sectors such as real estate and utilities, which are dividend-paying sectors that are generally considered proxies for fixed income. During the period, these sectors suffered relative to the broad equity market in anticipation of higher interest rates. The Portfolio’s performance was further enhanced by the subadvisers’ overweight in the aerospace and defense industry, which performed well in expectation of the Trump administration’s plan to bolster national defense.

From a style perspective, higher-beta stocks helped in what was very much a “risk-on” market environment. (Beta is a measure of risk.) However, the Portfolio’s smaller market cap and its overexposure to earnings yield (i.e., stocks with low price/earnings ratios) tempered positive results. Larger-cap stocks generally outperformed in the US. In addition, because of the market’s focus on higher earnings growth, lower valuations were less of a concern to investors.

Finally, while the Portfolio’s asset selection was weak in the utilities, real estate, and consumer discretionary sectors, it was stronger in the industrials, consumer staples, and energy sectors during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

15

AST Parametric Emerging Markets Equity Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	26.38%	2.47%	0.64%
MSCI Emerging Markets Index (GD)	37.75	4.73	2.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Parametric Emerging Markets Equity Portfolio returned 26.38%.

The net assets of the Portfolio at December 31, 2017 were $510.5 million.

The investment objective of the Portfolio is long-term capital appreciation. The Portfolio is subadvised by Parametric Portfolio Associates LLC.

What were market conditions during the reporting period?

Emerging market equities staged a sharp rally during 2017, with the MSCI Emerging Markets Index (the Index) recording positive returns in 11 of the 12 months. At the beginning of the year, investors were drawn to the asset class based on its attractive valuation versus US equities, as well as signs that the Trump administration’s trade policy would not be as severe as feared. The rally drew strength from a growing consensus that global economic growth was back on track and should allow for a prolonged period of expansion in emerging market economies. At the country level, Qatar and Pakistan were the only constituents of the Index to decline in 2017. Poland advanced nearly 55%, as its equities rallied in response to the economic expansion across the eurozone. Chinese stocks rose on data showing continued strength throughout its economy, while technology-heavy South Korea benefited from the global rally in information technology stocks. Frontier market equities (as measured by the MSCI Frontier Markets Index) generally delivered moderately lower returns than emerging market equities. Country returns in the frontier markets were predominantly positive.

What strategies or holdings affected the Portfolio’s performance?

The largest contributor to the Portfolio’s performance was its underweight (holding a smaller percentage of securities than the Index) in Taiwan, as news that Apple cut its forecast for iPhone X shipments weighed on that country’s equity markets. Taiwan is home to a number of major component providers for the iPhone. Also benefiting the Portfolio was its exposure to Argentina, where equity markets cheered President Macri’s sweeping economic reforms. Macri’s continued progress was strengthened during the period by his market-friendly ruling party’s success in the country’s congressional elections. Additionally, the Portfolio’s underweight to the Index in Brazil aided results, as increasing evidence of political corruption weighed on Brazilian stocks.

The largest detractor from the Portfolio’s performance was an underweight in China, as Chinese markets continued to rally on strong economic growth. An underweight position and sector diversification in South Korea also hampered results, particularly the Portfolio’s underweight in the technology sector, which drove the country’s robust performance during the period. In addition, exposure to Pakistan detracted from performance, as its stock market fell due to political corruption scandals that led to the resignation of the prime minister.

The Portfolio uses participatory notes to gain exposure to certain countries. These participatory notes are designed to mirror the performance of local shares and not to multiply exposure. They did not affect the Portfolio’s performance during the reporting period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

16

AST QMA Large-Cap Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	21.41%	14.21%
S&P 500 Index	21.82	14.03

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 4/29/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST QMA Large-Cap Portfolio returned 21.41%.

The net assets of the Portfolio at December 31, 2017 were $2,653.6 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

US equity markets continued their ascent throughout 2017, as the corporate earnings growth rate remained strong. During the first three quarters of the year, investor concerns about the ability of the Trump administration to deliver on its pro-growth agenda, an increase in geopolitical uncertainties, and low inflation were echoed in the markets.

In the last two months of 2017, investors focused on developments in Washington, DC and the possibility of tax legislation. The final bill, which was signed into law in late December, was expected to have a greater impact on larger-cap companies. For the year overall, larger-cap stocks outperformed mid-cap and small-cap stocks.

What strategies or holdings affected the Portfolio’s performance?

QMA’s quantitative portfolio construction process, which is designed to produce a broadly diversified portfolio with attractive valuation, growth, and quality characteristics, successfully captured the market shifts in 2017. Through much of the year, the Portfolio benefited from investments in companies with improving shorter-term and longer-term earnings expectations, which generally outperformed companies with deteriorating earnings expectations. Stocks possessing higher-quality attributes also added to the Portfolio’s returns.

In the second half of November, expectations of deal making in Washington, DC served as a catalyst for cheaper, economically sensitive stocks. This continued to prove true in December, with attractively priced stocks being key to Portfolio outperformance for the month. During the year, stock selection in the materials and industrials sectors contributed most positively to performance, while selection in the information technology sector detracted from results.

Index futures are used to equitize cash by linking the futures to equities and providing exposure to the Portfolio’s benchmark index. Index futures do not add or detract from the Portfolio’s performance relative to the benchmark and therefore had no impact on the Portfolio’s performance during the period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

17

AST Small-Cap Growth Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	23.91%	14.46%	9.99%
Russell 2000® Growth Index	22.17	15.21	9.19
Russell 2000® Index	14.65	14.12	8.71

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST Small-Cap Growth Portfolio returned 23.91%.

The net assets of the Portfolio at December 31, 2017 were $884.2 million.

The investment objective of the Portfolio is to seek long-term capital growth. The Portfolio is subadvised by UBS Asset Management (Americas), Inc. (UBS) and Emerald Mutual Fund Advisers Trust (Emerald).

What were market conditions during the reporting period?

Global economic growth, improving forward-looking economic indicators, and strong corporate profit recovery helped produce a record year for global equity returns, as well as record low levels of volatility. The S&P 500 posted a positive return in every month in 2017 for the first time in the history of the index, returning 21.82% for the period.

During the fourth quarter, markets began to price in the effects of the corporate tax reform, which was signed into law in late December. Large-capitalization stocks maintained their dominance. The growth investment style outperformed across the market capitalization spectrum. Large-capitalization growth stocks led the market with both the strongest earnings growth and total return, advancing a little more than 29% for the year. Small-cap stocks, as measured by the Portfolio’s benchmark the Russell 2000® Growth Index (the Index), advanced 22.17%. At the sector level, consumer staples and energy led returns, whereas performance within the technology and health care sectors lagged. Only the health care sector, with a return of 37.32%, outpaced the Index’s overall return.

What strategies or holdings affected the Portfolio’s performance?

Stock selection contributed to the Portfolio’s performance relative to the Index. Stock selection added value as holdings in the biotechnology, electronic components, communications equipment, and specialty and multi-line retail industries outperformed their corresponding benchmark sectors. However, certain holdings in commercial services and supplies, professional services, and food products detracted from relative results. The more cyclically oriented stocks, such as those in technology and consumer discretionary, added value, while the more defensive and more recently overvalued areas of the market (i.e., consumer staples) weighed on results. The Portfolio’s underweight in real estate investment trusts (REITs), telecommunications, and utilities contributed positively to results, while an overweight in energy detracted.

Stocks by sector and industry that added value included biotechnology firms Exact Sciences Corp. and Ignyta, Inc. Electronic components and communications equipment companies, including Universal Display Corp. and Applied Optoelectronics, which benefited from the strong global economic environment, also contributed to performance. In the consumer discretionary sector, Chico’s FAS, Inc. and Ollie’s Bargain Outlet Holdings contributed positively to Portfolio performance. The Portfolio no longer holds positions in Ignyta, Inc., Applied Optoelectronics, and Chico’s FAS.

Stocks that detracted from the Portfolio’s relative performance included security and alarm services Brink’s Company and human resources and employment services company WageWorks. In the consumer staples sector in the food industry, Dean Foods Company and Hostess Brands Inc. also detracted from performance. The Portfolio no longer holds positions in Brink’s Company, Deans Food Company, and Hostess Brands, Inc.

Overall, exposure to risk factors had a small negative effect on the Portfolio’s relative performance. The Portfolio’s modest exposure to value and underweight to quality, which was isolated to biotechnology exposure, detracted. However, all other factors, specifically the Portfolio’s modest exposure to momentum, or rapidly growing, stocks, above-market beta, and higher liquidity, contributed positively.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

18

AST Small-Cap Growth Opportunities Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	27.69%	15.54%	7.76%
Russell 2000® Growth Index	22.17	15.21	9.19
Russell 2000® Index	14.65	14.12	8.71

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST Small-Cap Growth Opportunities Portfolio returned 27.69%.

The net assets of the Portfolio at December 31, 2017 were $852.4 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio is subadvised by Victory Capital Management Inc. and Wellington Management Company, LLP.

What were market conditions during the reporting period?

US equities had a great 2017. Equity markets were notable not only for strong results, but also for steadiness and lack of volatility. US equities delivered positive returns in every single month, the first time this has happened since 1958. Historically, US equities have experienced an intra-year drawdown of about 14%. However, the maximum drawdown for the S&P 500 Index in 2017 was less than 3%. Within the Russell 2000® Growth Index, technology stocks rose by close to 20%, but the market rally was relatively broad-based, with consumer discretionary, materials, industrials, and healthcare returning roughly 20% each as well. Indeed, all but the energy sector delivered positive results.

Unemployment fell to the lowest level since 2000 and business investment accelerated, with core capital goods orders rising by 10% year-on-year. The reduction in the corporate tax rate to 21% is expected to boost after-tax earnings for US companies in 2018, but has already contributed to the strong returns for US equities in 2017. It was not just tax-cut expectations driving US equities higher; third-quarter S&P 500 earnings per share rose by 6% year-on-year.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed the Russell 2000 Growth Index (the Index). Stock-specific factors contributed to relative results, while allocation effects were slightly negative. In stock selection, positive effects were generated in all but one sector, consumer staples. The Portfolio’s most notable results came from holdings in the information technology, healthcare, and consumer discretionary sectors. Consumer staples names in the retail foods space detracted slightly. Allocation effects, mainly the Portfolio’s overweight (a larger percentage of holdings than the Index) to the financials and energy groups, detracted slightly from results.

The Portfolio’s multi-subadvisor structure benefited investors, as the complementary investment processes were able to counter certain economic and stylistic headwinds that characterized the reporting period. The Portfolio allocates assets and net flows between two underlying sleeves: 60% to the Wellington Management sleeve, which includes a more defensive, high-quality investment approach that focuses on stocks with improving businesses and strong cash flows, and 40% to the Victory Capital Management sleeve that is characterized by more momentum-driven, higher-earnings growth rates.

The Portfolio’s risk factor exposures had a positive impact on relative performance. Exposure to momentum contributed to results as investors gravitated away from safety and value following the election outcome. The Portfolio’s high-quality bias was a positive contributor to results as an underweight to leverage and an overweight to liquidity, both indicating higher quality, helped. Exposure to larger-sized names within the Index was also beneficial.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

19

AST Small-Cap Value Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	7.35%	13.93%	9.14%
Russell 2000® Value Index	7.84	13.01	8.17
Russell 2000® Index	14.65	14.12	8.71

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST Small-Cap Value Portfolio returned 7.35%.

The net assets of the Portfolio at December 31, 2017 were $978.6 million.

The investment objective of the Portfolio is to seek to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued. The Portfolio is subadvised by J.P. Morgan Investment Management, Inc., and LMCG Investments, LLC.

What were market conditions during the reporting period?

US equities began 2017 on a high note, continuing the rally that ensued in late 2016 following the surprise victory of President Donald Trump and his pro-growth fiscal stimulus plan. Major equity indices repeatedly set new record highs, due largely to the synchronized growth delivered across global economies. Against the backdrop of improving global financial conditions, corporate profits accelerated, spurring increased investor optimism. Throughout the year, domestic large cap stocks tended to outperform small cap stocks by a wide margin, which was a reversal from 2016. Another common theme was the lack of volatility across asset classes, despite the Federal Reserve Bank raising interest rates three times during the calendar year.

With investors favoring growth or companies tied to infrastructure rehabilitation, health care and industrials were the top-performing sectors in the Russell 2000 Value Index, while the energy, consumer staples and real estate sectors lagged throughout the reporting period.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s investments in the technology sector contributed most to relative performance against its benchmark. Stock selection in the health care sector detracted from results. Favoring small-cap stocks with above average market capitalizations contributed positively to results, while the Portfolio’s high-quality bias was a headwind.

Performance relative to the Portfolio’s benchmark, the Russell 2000 Value Index, was driven by the LMCG sleeve, which represents a 40% weight within the Portfolio. Materials, technology and financials were the sectors that led relative performance. Health care, particularly the equipment & services industry, detracted most from the sleeve’s results.

The JP Morgan segment, which represents a 60% weight in the Portfolio, marginally detracted from results. Stock selection was weak, most notably in the industrials and health care sectors.

The JP Morgan sleeve used equity index futures as a way to gain exposure to equity markets. The small amount of these instruments held in 2017 had no material impact on the Portfolio’s performance. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

20

AST T. Rowe Price Large-Cap Growth Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	37.88%	19.35%	11.44%
Russell 1000® Growth Index	30.21	17.33	10.00
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST T. Rowe Price Large-Cap Growth Portfolio returned 37.88%.

The net assets of the Portfolio at December 31, 2017 were $2,621.5 million.

The investment objective of the Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

What were market conditions during the reporting period?

US stocks posted strong returns in 2017, buoyed by solid corporate earnings and economic growth. As measured by various Russell indexes, large-cap shares outperformed mid- and small-cap stocks. Growth stocks soundly outperformed value across all market capitalizations, most notably among large caps. In December, major tax legislation was passed, generally reducing corporate and individual tax rates. Most major stock indexes finished the year near record levels amid expectations that the new tax law would enhance economic growth in 2018.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed the Russell 1000 Value Index (the Index). Stock selection was the primary reason for relative outperformance, though sector weightings also contributed. Information technology was the largest contributor to results relative to the Index, primarily due to stock selection. China-based Internet holdings Alibaba Group Holding and Tencent Holdings were top contributors, along with PayPal Holdings. Shares of Alibaba rallied sharply, driven by the strength in its core Chinese e-commerce business. Shares of PayPal rose as it delivered solid results across a broad range of metrics. Higher-than-expected revenue growth in Tencent’s gaming and cloud-computing businesses helped drive shares higher.

Holdings in consumer discretionary also contributed to the Portfolio’s outperformance relative to the Index. Shares of Amazon.com traded higher, as the company continued to disrupt the traditional retail business model. The company’s pace of innovation is remarkable, in the opinion of the Portfolio’s management team, and Amazon.com’s ability to execute and expand into new markets continues to strengthen its already formidable competitive advantages.

The health care sector also outperformed due to stock selection. Intuitive Surgical was a leading contributor, as accelerated growth in the number of global procedures being performed by its robotic surgical system helped drive shares higher. Procedure growth — the engine of the business model, in the management team’s opinion — could get an additional boost as the company rolls out its new and more affordable system, which should provide opportunities to expand into many more hospitals.

An underweight (holding fewer stocks than the Index) in consumer staples also paid off in terms of relative performance. Valuations remain stretched, as investors have bid up the sector over the past several years for its defensive characteristics and dividend support against a backdrop of historically low yields in fixed income. However, the relatively rich valuations combined with limited growth prospects for the mature businesses that make up the sector have negatively skewed the risk-reward, in the opinion of the Portfolio subadviser.

In contrast, the financials sector was the largest detractor from relative performance, due largely to unfavorable stock selection. In particular, holdings within the capital markets industry had varying reactions to the forthcoming changes in compliance standards across the wealth management industry. A position in TD Ameritrade Holding was a substantial detractor.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

21

AST T. Rowe Price Large-Cap Value Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	16.55%	9.70%	4.10%
Russell 1000® Value Index	13.66	14.04	7.10
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST T. Rowe Price Large-Cap Value Portfolio returned 16.55%.

The net assets of the Portfolio at December 31, 2017 were $1,272.0 million.

The investment objective of the Portfolio is to seek maximum growth of capital by investing primarily in the value stocks of larger companies. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

The Portfolio was previously known as the AST Value Equity Portfolio. The name was changed on May 1, 2017.

What were market conditions during the reporting period?

US stocks posted strong returns in 2017, buoyed by solid corporate earnings and economic growth. While the Federal Reserve raised its interest rate target three times in 2017, this did not disrupt equity markets. As measured by various Russell indexes, large-cap shares outperformed mid- and small-cap stocks. Growth stocks soundly outperformed value across all market capitalizations, most notably among large caps. In December, major tax legislation was passed, reducing corporate and individual tax rates. Most major stock indexes finished the year near record levels amid expectations that the new tax law would enhance economic growth in 2018.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed the Russell 1000 Value Index (the Index) primarily due to stock selection, although sector weightings also contributed. Information technology was the largest contributor to relative results, primarily due to out-of-index positions, including Microsoft. Shares of Microsoft advanced, as the software giant continued to successfully transition to the rapidly growing cloud-computing market, with strong revenue growth in its Office 365 applications and Azure public cloud platform. The Portfolio’s management team remains positive on Microsoft’s durable growth prospects, ability to increase free cash flow, and management’s solid track record of execution.

Holdings in the consumer staples sector also contributed, based on stock selection in companies with strong brands that are trading at attractive valuations relative to their history. Industrials and business services were other major contributors, primarily the result of positions in stocks that were not in the benchmark index, including Boeing. Boeing continued to benefit from cost reductions and productivity gains, which translated into increased earnings and cash flow. The position was trimmed but remains a Portfolio holding as it operates in a duopoly market that is expected to see steady long-term global airline passenger growth.

Detractors to results relative to the Index included stock selection in utilities, in particular PG&E. Shares of PG&E declined due to concerns that the utility could potentially bear responsibility for some of the California wildfires. The company suspended its dividend in light of this potential headwind, which further weighed on the share price. While PG&E’s exposure to the attractive California power market was a positive, the shares were sold due to the uncertainty surrounding the utility’s potential wildfire liability.

Holdings in the financials sector also detracted, including XL Group. XL Group suffered due to a record number of catastrophe claims related to major hurricanes and wildfires that swept the country. These issues may be temporary, and XL Group could benefit longer term from its strong balance sheet and a better pricing environment for property and casualty insurers.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

22

AST T. Rowe Price Natural Resources Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	10.31%	3.25%	-0.71%
Lipper Global Natural Resources Fund Index	6.03	1.08	-2.37
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST T. Rowe Price Natural Resources Portfolio returned 10.31%.

The net assets of the Portfolio at December 31, 2017 were $543.1 million.

The investment objective of the Portfolio is to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

What were market conditions during the reporting period?

Natural resources equities generally underperformed the broader US equity market. The US oil and gas exploration and production industry and the oil and gas equipment and services industry were pressured. Natural gas prices fell on increasing supply due to dedicated drilling and associated gas production from fracking in the US. Diversified metals and mining equities generally performed well.

What strategies or holdings affected the Portfolio’s performance?

Stock selection and an underweight position to the US oil and gas exploration and production industry were the largest contributors to relative performance. The Portfolio’s holdings within these industries are limited to names with a focus on quality and a lack of exposure to natural gas. This positioning benefited the Portfolio as natural gas prices fell.

The Portfolio’s overweight (holding more stocks than Lipper Global Natural Resources Funds Index (the Index) to specialty chemicals also contributed to performance relative to the Index. The industry performed well as the challenging commodity environment resulted in lower input costs, which benefited corporate profit margins. The Portfolio holdings reflected management’s preference for coatings companies which operate in an attractive subsector that is highly fragmented, yet generates strong returns on invested capital. Additionally, excitement surrounding the future potential of electric vehicles has grown, driving the prices of companies with exposure to that industry higher.

An underweight position, which means holding fewer stocks than the Index, in diversified metals and mining was the largest relative detractor from Portfolio performance relative to the Index. With the exception of iron ore, prices of most base metals ultimately advanced as the US dollar weakened, demand in China remained moderate, and global economic growth was broadly in sync and positive. Despite recent strong performance for these metals, the management team views the segment as one of the most challenged spaces within the natural resources complex over the long term. A global oversupply of many metals and mining commodities is expected to be a headwind throughout much of this secular commodity bear market. The Portfolio remains defensively positioned with a focus on companies with solid balance sheets.

Holdings in the fertilizers and agricultural chemicals industry detracted from the Portfolio’s relative performance, due to stock selection and an underweight position, meaning the Portfolio’s holdings were less than those of the Index. The relative underperformance was largely due to a lack of exposure to the lithium ion theme, which has generated significant enthusiasm as excitement builds around the future of electric vehicles.

The Portfolio is positioned to reflect the management team’s belief that the global commodities market is in the midst of a long-term down cycle, although there will be periods of cyclical disruption. In fact, excitement about the synchronization of US and global economic growth and a moderately weaker US dollar has encouraged net speculative length in the oil futures market to an all-time high. However, it appears that the market is beginning to see the sustainable disruptive impact of US shale production volumes. Therefore, the management team’s short-term view of a low oil price environment, disrupted by brief periods of oil outperformance within the larger narrative of longer-term price pressure, remains intact.

The Portfolio held rights at various points throughout the year, which generated minimal exposure. The estimated return impact from employing warrants was less than two basis points. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

23

AST Templeton Global Bond Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	2.04%	-0.34%	2.22%
The Citigroup World Government Bond Index	7.49	0.12	2.67

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST Templeton Global Bond Portfolio returned 2.04%.

The net assets of the Portfolio at December 31, 2017 were $360.8 million.

The investment objective of the Portfolio is to seek to provide current income with capital appreciation and growth of income. The Portfolio is subadvised by Franklin Advisers, Inc.

What were market conditions during the reporting period?

The year began with a rally in emerging markets debt, as fears about potential trade shocks dissipated. Capital moved into several undervalued markets at a pace not seen in a number of years. Strengthening trends in specific emerging markets continued throughout much of 2017, particularly in areas of Latin America and Asia.

Developed markets’ interest rates remained relatively low or range bound during the year, while several emerging market currency markets saw declining yields and strengthening valuations. In March, the 10-year US Treasury note reached 2.62%, its highest yield of 2017, two days before the Federal Reserve (Fed) hiked interest rates. Ultimately, the Fed raised rates 25 basis points three times in 2017. (A basis point is 1/100th of a percent.) Treasury yields declined in the second and third quarters as policy setbacks for the Trump administration and subdued inflation dampened expectations for higher rates. These trends began to reverse in the fall after Fed Chair Janet Yellen made comments about normalizing monetary policy. A moderate pickup in inflation, exceptional strength in US labor markets, progress on tax reform, and the nomination of Jerome Powell as the new Fed chair also pushed rate expectations higher. In October, the Fed began unwinding its balance sheet.

Among currencies, the US dollar broadly weakened, especially against the euro and Mexican peso during the summer months. This trend moderately reversed in September and October before resuming over the final two months of the year.

In Europe, economic optimism surged during the summer, driven by a cyclical upswing in growth, as well as reduced political uncertainty after the French presidential election. However, growing populist/nationalist movements in a number of European countries continued to test political cohesion across the region. In October, the European Central Bank announced a reduction in its bond-buying program and suggested that interest rates were likely to remain unchanged in 2018.

In Japan, the Prime Minister’s political coalition maintained its supermajority in the October elections. The Bank of Japan continued to deploy massive levels of quantitative easing throughout 2017. However, the yen appreciated against the US dollar.

What strategies or holdings affected the Portfolio’s performance?

In absolute terms, the Portfolio’s positive performance was attributable primarily to interest rate strategies and sovereign credit exposures. Currency positions detracted from returns. During the period, select duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed positively to performance, while negative duration exposure to US Treasuries detracted. (Duration is a measure of a bond’s price sensitivity to interest rates over time.) Among currencies, the Portfolio’s net-negative positions in the euro, Japanese yen, and Australian dollar detracted from results. However, currency positions in Latin America (Mexican peso and Brazilian real) and Asia ex-Japan (Indian rupee) added to returns.

Relative to the Citigroup World Government Bond Index (the Index), the Portfolio’s currency positions hurt performance. Sovereign credit exposures contributed positively, while interest rate strategies had a largely neutral effect. Among currencies, underweight (holding a smaller percentage than the Index) positions in the euro, Japanese yen, and Australian dollar detracted from returns. However, overweight (holding a larger percentage than the Index) currency positions in Latin America (Mexican peso and Brazilian real) and Asia ex-Japan (Indian rupee) added to results. Select overweighted duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed positively, while underweighted duration exposure in the US and Europe detracted from performance.

During the period, forward currency exchange contracts were used to actively manage currencies. Interest rate swaps were also employed to tactically manage duration exposures. Net-negative positions in the euro, Japanese yen, and Australian dollar, implemented through the use of currency forwards, detracted from performance. Long currency positioning in the Mexican peso, achieved in part through the use of currency forwards, contributed positively. Negative duration exposure to US Treasuries, achieved through the use of interest rate swaps, had a negative impact on returns. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

24

AST WEDGE Capital Mid-Cap Value Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	18.53%	13.95%	8.84%
Russell MidCap® Value Index	13.34	14.68	9.10
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell MidCap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST WEDGE Capital Mid-Cap Value Portfolio returned 18.53%.

The net assets of the Portfolio at December 31, 2017 were $426.2 million.

The investment objective of the Portfolio is to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued. The Portfolio is subadvised by WEDGE Capital Management, LLP.

What were market conditions during the reporting period?

The S&P 500 Index was up 21.82% in 2017, rising every month during the calendar year for the first time on record. At year-end the S&P 500 Index had gone a record 282 trading days without a 3% correction and 381 trading days without a 5% correction. Additionally, the Dow Jones Industrial Average set a record by hitting 71 new highs in 2017. Among the winners in US equity markets were larger and growth-oriented stocks. As measured by Russell style indices, large-cap growth stocks rose 30.2% and outperformed large-cap value stocks by 16.5%. Mid-cap value stocks trailed mid-cap growth stocks, but outpaced small-cap value stocks. Also, the Russell Mid Cap Value Index (the Index) posted its second consecutive positive calendar-year return. Fueled by optimism about future economic growth and a lower tax environment, investors gravitated toward the consumer-oriented parts of the US equity market. Within the Russell Mid Cap Value Index, the consumer durables and consumer services sectors were up 30.7% and 24.8%, respectively. The technology and basic materials sectors were not far behind, posting annual returns of 27.0% and 25.0%, respectively.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s positive performance during the reporting period was driven by stock and sector selection. Within the consumer durables sector, the stock price of homebuilder DR Horton added significantly to returns. Dana, which manufactures and distributes components and systems for the automotive and truck market, generated robust gains. Shares of Delphi Automotive, which manufactures electronical components for automobiles, rose on sound company fundamentals and the overall strength of the automobile market. Favorable stock selection was further reflected in the finance and consumer services sectors. In finance, the Portfolio benefited from holdings among banks and insurance companies, highlighted by the performance of Ally Financial and Fidelity National Group. In consumer services, hospitality and hotel company Wyndham Worldwide and global cruise operator Royal Caribbean bolstered returns. The Portfolio did not hold Royal Carribean at the end of the period.

Conversely, stock selection within the health care sector detracted from performance. Medical services provider Mednax was a significant laggard due to a decline in profit growth resulting from increased wage pressure. The Portfolio was also hurt by an overweight position, meaning it held more positions than those in the Index, and poor stock selection in the energy sector, which declined even though oil prices rose. A notable detractor was Weatherford International, which provides mechanical solutions and services to the oil and gas exploration and production industry. Finally, the Portfolio’s lack of exposure to the retail sector hampered performance, as the sector rallied in late 2017 on renewed consumer confidence and better-than-expected holiday sales.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

25

AST Wellington Management Hedged Equity Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	13.59%	8.86%	3.36%
Blended Index	15.56	9.51	5.19
S&P 500 Index	21.82	15.78	8.49

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 3000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST Wellington Management Hedged Equity Portfolio returned 13.59%.

The net assets of the Portfolio at December 31, 2017 were $2,230.6 million.

The investment objective of the Portfolio is to seek to outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% ICE Bank of America Merrill Lynch 3 Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies. The Portfolio is subadvised by Wellington Management Company LLP.

What were market conditions during the reporting period?

During the reporting period, strong global economic growth, supportive monetary policy, and benign inflation continued to drive markets higher. Eurozone confidence reached a decade-high in September on the back of solid employment and manufacturing data and a reacceleration in the services sector. The US economy maintained its upward trajectory, and signs of firming inflation increased investors’ expectation of further Federal Reserve monetary policy tightening in 2018. As the global economy continued to gain momentum, central banks began to normalize their long-standing easy monetary policies. Angela Merkel was reelected for a fourth term as German Chancellor. Her center-right Christian Democratic Party was weakened after the far-right Alternative for Germany party won seats in parliament. The task of deepening eurozone integration will now be more difficult for Merkel and French President Emmanuel Macron. Global geopolitical tensions were elevated by North Korean missile tests and a new Russian sanctions bill signed by US President Donald Trump, but subsided somewhat in recent months. Oil hit a two-year high during the period, and the largest US tax reform bill in decades passed the House of Representatives and Senate and was signed into law by President Trump.

What strategies or holdings affected the Portfolio’s performance?

Strong stock selection in the Portfolio’s underlying equity strategy benefited performance. Specifically, stock selection in the consumer discretionary, consumer staples, and information technology sectors contributed positively to returns. This was partially offset by weaker selection within the health care, materials, and industrials sectors. On a regional basis, security selection within the emerging markets, particularly China, was strong. However, weak selection in North America, specifically the US, detracted from performance. From a style perspective, the Portfolio’s underweight (holding fewer securities than the Blended Index (the Index)) in some of the Portfolio’s risk strategies, such as volatility, hurt results, while its smaller-cap footprint contributed positively.

Sector allocation hampered performance. An underweight allocation to information technology, as well as a cash position in an upwardly trending market, detracted most from returns. These negative contributions were partially offset by an underweight allocation (holding a smaller percentage of securities than the Index) to the energy sector and an overweight allocation (holding a larger percentage of securities than the Index) to the materials sector. From a regional perspective, the Portfolio’s overweight in the emerging markets contributed positively to results.

At the end of the period, the Portfolio’s largest overweight exposures were to the financials, industrials, and materials sectors. The Portfolio was most underweight the information technology, consumer discretionary, and energy sectors.

The Portfolio’s option risk management positions, which uses options to protect positions, detracted from performance. The option strategy is designed to mitigate capital losses in adverse markets and will weigh on overall performance in flat or rising market environments. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

26

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2017

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

AST Wellington Management Hedged Equity Portfolio Blended Index consists of Russell 3000 Index (50%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and ICE BofAML 3-Month US Treasury Bill Index (30%) an unmanaged index comprised of a single US Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue.

Lipper Global Natural Resources Funds Index is an unmanaged index of funds that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). Returns for the Lipper Average reflect the deduction of operating expenses. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources.

MSCI EAFE Index (GD) - Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

MSCI Emerging Markets Index (GD) - Morgan Stanley Capital International Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

MSCI World Index (GD) - Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market.

Russell 2000 Value Index is an unmanaged index that comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.

Russell MidCap Index is an unmanaged market capitalization weighted index representing the smallest 800 companies in the Russell 1000 index.

Advanced Series Trust Benchmark Glossary — unaudited (continued)	December 31, 2017

Russell MidCap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the US stock market.

The Citigroup World Government Bond Index is a market-capitalization-weighted index consisting of the government bond markets. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

The Wilshire US REIT Total Return Index is a float-adjusted market capitalization-weighted index of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2017

AST AQR Emerging Markets Equity
Five Largest Holdings	(% of Net Assets	)
Samsung Electronics Co. Ltd. (South Korea)	5.5%
Tencent Holdings Ltd. (China)	5.4%
Alibaba Group Holding Ltd. (China), ADR	3.5%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	3.4%
Naspers Ltd. (South Africa) (Class N Stock)	2.3%

AST Cohen & Steers Realty
Five Largest Holdings	(% of Net Assets	)
Simon Property Group, Inc.	5.8%
Prologis, Inc.	5.8%
Equinix, Inc.	5.7%
UDR, Inc.	5.1%
Digital Realty Trust, Inc.	4.9%

AST Goldman Sachs Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
Bank of America Corp.	4.9%
Wells Fargo & Co.	4.8%
AT&T, Inc.	4.3%
Pfizer, Inc.	3.0%
Lowe’s Cos., Inc.	2.8%

AST Goldman Sachs Mid-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Amphenol Corp. (Class A Stock)	2.9%
Roper Technologies, Inc.	2.8%
Middleby Corp. (The)	2.5%
Zoetis, Inc.	2.3%
Northern Trust Corp.	2.2%

AST Goldman Sachs Small-Cap Value
Five Largest Holdings	(% of Net Assets	)
Pebblebrook Hotel Trust	1.3%
Beacon Roofing Supply, Inc.	1.2%
XPO Logistics, Inc.	1.1%
Burlington Stores, Inc.	1.1%
Hilton Grand Vacations, Inc.	1.1%

AST Hotchkis & Wiley Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
Hewlett Packard Enterprise Co.	5.0%
American International Group, Inc.	4.9%
Microsoft Corp.	3.9%
Citigroup, Inc.	3.8%
Wells Fargo & Co.	3.6%

AST International Growth
Five Largest Holdings	(% of Net Assets	)
Alibaba Group Holding Ltd. (China), ADR	3.9%
Tencent Holdings Ltd. (China)	3.1%
Keyence Corp. (Japan)	2.8%
ASML Holding NV (Netherlands)	1.9%
Valeo SA (France)	1.9%

AST International Value
Five Largest Holdings	(% of Net Assets	)
Novartis AG (Switzerland)	1.8%
Prudential PLC (United Kingdom)	1.3%
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	1.2%
Cie Generale des Etablissements Michelin (France)	1.2%
KDDI Corp. (Japan)	1.1%

AST J.P. Morgan International Equity
Five Largest Holdings	(% of Net Assets	)
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	2.4%
Unilever PLC (United Kingdom)	2.1%
AIA Group Ltd. (Hong Kong)	2.0%
Samsung Electronics Co. Ltd. (South Korea), GDR	1.9%
UBS Group AG (Switzerland)	1.8%

AST Jennison Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	5.7%
Amazon.com, Inc.	4.4%
Facebook, Inc. (Class A Stock)	4.3%
Microsoft Corp.	4.0%
Alibaba Group Holding Ltd. (China), ADR	4.0%

AST Loomis Sayles Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Amazon.com, Inc.	7.1%
Facebook, Inc. (Class A Stock)	6.4%
Alibaba Group Holding Ltd. (China), ADR	6.2%
Visa, Inc. (Class A Stock)	5.4%
Oracle Corp.	4.9%

AST MFS Global Equity
Five Largest Holdings	(% of Net Assets	)
Thermo Fisher Scientific, Inc.	2.8%
Bayer AG (Germany)	2.6%
Honeywell International, Inc.	2.6%
Nestle SA (Switzerland)	2.5%
Accenture PLC (Class A Stock)	2.4%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2017

AST MFS Growth
Five Largest Holdings	(% of Net Assets	)
Facebook, Inc. (Class A Stock)	5.4%
Microsoft Corp.	5.3%
Amazon.com, Inc.	4.8%
Alphabet, Inc. (Class A Stock)	4.3%
Visa, Inc. (Class A Stock)	4.1%

AST MFS Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	4.9%
Johnson & Johnson	3.8%
Wells Fargo & Co.	3.5%
Philip Morris International, Inc.	3.3%
Accenture PLC (Class A Stock)	3.1%

AST Neuberger Berman/LSV Mid-Cap Value
Five Largest Holdings	(% of Net Assets	)
Western Digital Corp.	1.6%
Best Buy Co., Inc.	1.5%
Spirit AeroSystems Holdings, Inc. (Class A Stock)	1.4%
American Airlines Group, Inc.	1.3%
Valero Energy Corp.	1.3%

AST Parametric Emerging Markets Equity
Five Largest Holdings	(% of Net Assets	)
iShares Core MSCI Emerging Markets ETF JDR	1.4%
America Movil SAB de CV (Mexico) (Class L Stock), ADR	1.1%
Sberbank of Russia PJSC (Russia), ADR	0.8%
Naspers Ltd. (South Africa) (Class N Stock)	0.7%
Tencent Holdings Ltd. (China)	0.6%

AST QMA Large-Cap
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	2.9%
JPMorgan Chase & Co.	2.5%
Facebook, Inc. (Class A Stock)	2.5%
Alphabet, Inc. (Class C Stock)	2.5%
Bank of America Corp.	2.1%

AST Small-Cap Growth
Five Largest Holdings	(% of Net Assets	)
LendingTree, Inc.	1.8%
Kennametal, Inc.	1.6%
Universal Display Corp.	1.6%
Varonis Systems, Inc.	1.6%
Chegg, Inc.	1.6%

AST Small-Cap Growth Opportunities
Five Largest Holdings	(% of Net Assets	)
Steven Madden Ltd.	1.2%
LogMeIn, Inc.	1.2%
RingCentral, Inc. (Class A Stock)	1.1%
iShares Russell 2000 Growth ETF	1.1%
Altra Industrial Motion Corp.	1.0%

AST Small-Cap Value
Five Largest Holdings	(% of Net Assets	)
IBERIABANK Corp.	1.4%
Sterling Bancorp	1.2%
Portland General Electric Co.	1.1%
Hancock Holding Co.	1.0%
EMCOR Group, Inc.	1.0%

AST T. Rowe Price Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Amazon.com, Inc.	7.6%
Microsoft Corp.	5.6%
Facebook, Inc. (Class A Stock)	4.6%
Alphabet, Inc. (Class A Stock)	4.6%
Priceline Group, Inc. (The)	4.4%

AST T. Rowe Price Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	4.5%
Microsoft Corp.	3.3%
Wells Fargo & Co.	3.2%
Tyson Foods, Inc. (Class A Stock)	2.4%
TOTAL SA (France), ADR	2.3%

AST T. Rowe Price Natural Resources
Five Largest Holdings	(% of Net Assets	)
TOTAL SA (France)	4.3%
Exxon Mobil Corp.	2.9%
EOG Resources, Inc.	2.9%
Occidental Petroleum Corp.	2.8%
Air Products & Chemicals, Inc.	2.7%

AST Templeton Global Bond
Fund Composition	(% of Net Assets	)
Sovereign Bonds	60.5%
Foreign Bonds	2.3%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2017

AST WEDGE Capital Mid-Cap Value
Five Largest Holdings	(% of Net Assets	)
Universal Health Services, Inc. (Class B Stock)	4.4%
EQT Corp.	4.2%
Ally Financial, Inc.	3.9%
TransDigm Group, Inc.	3.9%
Great Plains Energy, Inc.	3.6%

AST Wellington Management Hedged Equity
Five Largest Holdings	(% of Net Assets	)
PNC Financial Services Group, Inc. (The)	1.5%
Microsoft Corp.	1.4%
Chubb Ltd.	1.2%
Canadian National Railway Co. (Canada)	1.1%
M&T Bank Corp.	1.1%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2017

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST AQR Emerging Markets Equity Portfolio	Actual	$1,000.00	$1,122.60	1.38%	$7.38
	Hypothetical	$1,000.00	$1,018.25	1.38%	$7.02
AST Cohen & Steers Realty Portfolio	Actual	$1,000.00	$1,034.00	1.04%	$5.33
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30
AST Goldman Sachs Large-Cap Value Portfolio	Actual	$1,000.00	$1,042.30	0.81%	$4.17
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13
AST Goldman Sachs Mid-Cap Growth Portfolio	Actual	$1,000.00	$1,106.80	0.98%	$5.20
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99
AST Goldman Sachs Small-Cap Value Portfolio	Actual	$1,000.00	$1,101.10	1.03%	$5.45
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
AST Hotchkis & Wiley Large-Cap Value Portfolio	Actual	$1,000.00	$1,101.90	0.82%	$4.34
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18
AST International Growth Portfolio	Actual	$1,000.00	$1,137.70	1.08%	$5.82
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50
AST International Value Portfolio	Actual	$1,000.00	$1,087.20	1.10%	$5.79
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60
AST J.P. Morgan International Equity Portfolio	Actual	$1,000.00	$1,121.60	1.01%	$5.40
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
AST Jennison Large-Cap Growth Portfolio	Actual	$1,000.00	$1,158.20	0.99%	$5.39
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
AST Loomis Sayles Large-Cap Growth Portfolio	Actual	$1,000.00	$1,127.30	0.91%	$4.88
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2017

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST MFS Global Equity Portfolio	Actual	$1,000.00	$1,071.00	1.10%	$5.74
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60
AST MFS Growth Portfolio	Actual	$1,000.00	$1,117.30	0.98%	$5.23
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99
AST MFS Large-Cap Value Portfolio	Actual	$1,000.00	$1,076.00	0.93%	$4.87
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Actual	$1,000.00	$1,074.50	0.99%	$5.18
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
AST Parametric Emerging Markets Equity Portfolio	Actual	$1,000.00	$1,111.00	1.34%	$7.13
	Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82
AST QMA Large-Cap Portfolio	Actual	$1,000.00	$1,132.10	0.81%	$4.35
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13
AST Small-Cap Growth Portfolio	Actual	$1,000.00	$1,122.30	0.99%	$5.30
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
AST Small-Cap Growth Opportunities Portfolio	Actual	$1,000.00	$1,123.50	1.05%	$5.62
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35
AST Small-Cap Value Portfolio	Actual	$1,000.00	$1,071.10	1.04%	$5.43
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30
AST T. Rowe Price Large-Cap Growth Portfolio	Actual	$1,000.00	$1,151.90	0.90%	$4.88
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58
AST T. Rowe Price Large-Cap Value Portfolio	Actual	$1,000.00	$1,090.80	0.87%	$4.58
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43
AST T. Rowe Price Natural Resources Portfolio	Actual	$1,000.00	$1,132.20	1.01%	$5.43
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
AST Templeton Global Bond Portfolio	Actual	$1,000.00	$992.80	0.92%	$4.62
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69
AST WEDGE Capital Mid-Cap Value Portfolio	Actual	$1,000.00	$1,081.80	1.05%	$5.51
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35
AST Wellington Management Hedged Equity Portfolio	Actual	$1,000.00	$1,062.90	1.10%	$5.72
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six month period ended December 31, 2017, and divided by the 365 days in the Portfolio's fiscal year ended December 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST AQR EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 87.9%
COMMON STOCKS — 85.5%	Shares	Value
Brazil — 4.1%
Ambev SA, ADR	227,722	$1,471,084
Banco Bradesco SA, ADR	144,234	1,476,956
Banco do Brasil SA	179,800	1,724,770
Banco Santander Brasil SA, ADS(a)	41,696	403,200
Cia de Saneamento Basico do Estado de Sao Paulo, ADR(a)	74,200	775,390
Cielo SA	10,000	70,905
Embraer SA, ADR	23,847	570,659
Hypermarcas SA	116,800	1,267,613
M Dias Branco SA	4,900	76,962
Porto Seguro SA	50,300	550,903
Qualicorp SA	18,100	169,154
Sul America SA, UTS	150,399	846,054
Vale SA, ADR(a)	137,218	1,678,176

		11,081,826

Chile — 1.6%
Banco de Chile	7,883,770	1,263,145
Banco Santander Chile, ADR(a)	41,305	1,291,607
Cia Cervecerias Unidas SA, ADR(a)	3,865	114,327
Enel Americas SA, ADR	20,629	230,426
Enel Chile SA	2,023,639	239,423
Enel Generacion Chile SA, ADR	10,050	270,446
Itau CorpBanca	11,833,791	107,608
Latam Airlines Group SA, ADR	26,318	365,820
Sociedad Quimica y Minera de Chile SA, ADR	9,534	566,034

		4,448,836

China — 26.0%
58.com, Inc., ADR*(a)	2,792	199,823
AAC Technologies Holdings, Inc.	67,000	1,185,797
Alibaba Group Holding Ltd., ADR*(a)	55,141	9,507,963
Aluminum Corp. of China Ltd. (Class H Stock)*	474,000	338,372
ANTA Sports Products Ltd.	223,000	1,011,426
Baidu, Inc., ADR*	13,470	3,154,809
Bank of China Ltd. (Class H Stock)	1,564,000	765,948
Beijing Capital International Airport Co. Ltd. (Class H Stock)	524,000	788,710
Beijing Enterprises Holdings Ltd.	263,000	1,556,714
China Cinda Asset Management Co. Ltd. (Class H Stock)	1,790,000	653,592
China Communications Services Corp. Ltd. (Class H Stock)	1,136,000	759,773
China Construction Bank Corp. (Class H Stock)	3,324,000	3,059,917
China Everbright International Ltd.	245,000	349,528
China Evergrande Group*	263,000	903,003
China Medical System Holdings Ltd.	75,000	174,584
China Mobile Ltd.	370,000	3,741,456
China Overseas Land & Investment Ltd.	230,000	738,273
China Resources Beer Holdings Co. Ltd.	76,000	272,268
China Resources Land Ltd.	166,000	486,985
China Vanke Co. Ltd. (Class H Stock)	324,200	1,290,150
Chongqing Rural Commercial Bank Co. Ltd. (Class H Stock)	839,000	590,915

COMMON STOCKS (continued)	Shares	Value
China (continued)
CNOOC Ltd.	788,000	$1,131,266
Country Garden Holdings Co. Ltd.	523,000	993,593
CSPC Pharmaceutical Group Ltd.	832,000	1,676,165
Ctrip.com International Ltd., ADR*(a)	16,487	727,077
Geely Automobile Holdings Ltd.	1,318,000	4,539,721
Great Wall Motor Co. Ltd. (Class H Stock)	1,007,000	1,149,407
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	64,000	151,171
Haitian International Holdings Ltd.	391,000	1,176,091
Industrial & Commercial Bank of China Ltd. (Class H Stock)	2,923,000	2,343,178
JD.com, Inc., ADR*(a)	30,081	1,245,955
Jiangxi Copper Co. Ltd. (Class H Stock)	47,000	74,368
Kingsoft Corp. Ltd.	168,000	556,610
NetEase, Inc., ADR	4,173	1,439,977
New Oriental Education & Technology Group, Inc., ADR	7,428	698,232
PICC Property & Casualty Co. Ltd. (Class H Stock)	988,000	1,892,786
Sihuan Pharmaceutical Holdings Group Ltd.	293,000	105,166
SINA Corp.*	2,518	252,581
Sinopec Engineering Group Co. Ltd. (Class H Stock)	264,000	250,117
Sunny Optical Technology Group Co. Ltd.	72,000	914,203
TAL Education Group, ADR	7,218	214,447
Tencent Holdings Ltd.	284,500	14,725,138
TravelSky Technology Ltd. (Class H Stock)	126,000	376,648
Vipshop Holdings Ltd., ADR*	13,092	153,438
Weibo Corp., ADR*(a)	2,385	246,752
Weichai Power Co. Ltd. (Class H Stock)	1,485,000	1,622,306
YY, Inc., ADR*	2,101	237,539

		70,423,938

Hong Kong — 2.5%
GCL-Poly Energy Holdings Ltd.*	3,071,000	547,950
Haier Electronics Group Co. Ltd.*	690,000	1,880,786
Nine Dragons Paper Holdings Ltd.	990,000	1,581,884
Sino Biopharmaceutical Ltd.	834,000	1,474,437
Sun Art Retail Group Ltd.	1,288,000	1,358,606

		6,843,663

Hungary — 0.5%
MOL Hungarian Oil & Gas PLC	41,608	482,417
OTP Bank PLC	14,521	599,732
Richter Gedeon Nyrt	6,867	179,597

		1,261,746

Indonesia — 2.5%
Adaro Energy Tbk PT	7,246,600	990,711
Astra International Tbk PT	1,203,900	735,379
Bank Central Asia Tbk PT	294,100	474,514
Bank Negara Indonesia Persero Tbk PT	2,492,400	1,818,281
Bank Rakyat Indonesia Persero Tbk PT	2,503,800	671,926
Gudang Garam Tbk PT	51,800	319,939
Indofood Sukses Makmur Tbk PT	920,700	517,236
United Tractors Tbk PT	511,600	1,333,845

		6,861,831

Malaysia — 2.5%
AirAsia Bhd	1,560,002	1,291,373

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Malaysia (continued)
CIMB Group Holdings Bhd	129,000	$208,343
Genting Bhd	155,700	353,667
Genting Malaysia Bhd	110,400	153,435
Hong Leong Bank Bhd	83,300	349,841
Malayan Banking Bhd	870,800	2,107,405
Malaysia Airports Holdings Bhd	429,500	933,202
Public Bank Bhd	271,100	1,391,360

		6,788,626

Mexico — 3.3%
America Movil SAB de CV (Class L Stock), ADR	102,521	1,758,235
Arca Continental SAB de CV	48,400	335,138
Fibra Uno Administracion SA de CV, REIT	178,600	264,233
Gentera SAB de CV	201,300	167,285
Gruma SAB de CV (Class B Stock)	5,490	69,621
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	16,100	165,401
Grupo Financiero Banorte SAB de CV (Class O Stock)	155,900	855,755
Grupo Financiero Santander Mexico SAB de CV (Class B Stock), ADR	18,094	132,267
Grupo Mexico SAB de CV (Class B Stock)	179,200	591,759
Mexichem SAB de CV	260,200	644,065
Wal-Mart de Mexico SAB de CV	1,638,700	4,018,722

		9,002,481

Peru — 0.4%
Credicorp Ltd.	3,998	829,305
Southern Copper Corp.(a)	6,044	286,788

		1,116,093

Philippines — 0.7%
Ayala Land, Inc.	123,300	109,995
BDO Unibank, Inc.	116,080	380,884
International Container Terminal Services, Inc.	163,640	345,672
JG Summit Holdings, Inc.	59,090	85,329
Jollibee Foods Corp.	55,230	279,827
Metro Pacific Investments Corp.	1,767,000	242,395
Security Bank Corp.	30,880	155,327
SM Investments Corp.	10,050	199,124
SM Prime Holdings, Inc.	141,400	106,173

		1,904,726

Poland — 1.7%
Bank Zachodni WBK SA	2,911	330,817
Jastrzebska Spolka Weglowa SA*	36,942	1,018,788
PGE Polska Grupa Energetyczna SA*	210,274	726,757
Polski Koncern Naftowy ORLEN SA	68,769	2,090,218
Tauron Polska Energia SA*	402,232	351,974

		4,518,554

Qatar — 0.0%
Qatar National Bank QPSC	4,060	141,596

Romania — 0.1%
NEPI Rockcastle PLC	16,618	286,295

Russia — 2.9%
Gazprom PJSC, ADR	237,414	1,046,996

COMMON STOCKS (continued)	Shares	Value
Russia (continued)
LUKOIL PJSC, ADR	19,448	$1,112,815
MMC Norilsk Nickel PJSC, ADR	40,901	766,485
Mobile TeleSystems PJSC, ADR	61,959	631,362
Novatek PJSC, GDR	4,815	578,763
Novolipetsk Steel PJSC, GDR	36,345	927,524
Rosneft Oil Co. PJSC, GDR	39,709	198,148
Severstal PJSC, GDR	110,498	1,699,459
Surgutneftegas OJSC, ADR	53,495	252,229
Tatneft PJSC, ADR	11,326	560,184

		7,773,965

South Africa — 6.3%
Barclays Africa Group Ltd.	33,966	497,583
Bid Corp. Ltd.	21,401	520,151
Bidvest Group Ltd. (The)	7,246	127,165
Exxaro Resources Ltd.	171,156	2,244,211
Foschini Group Ltd. (The)	4,609	73,283
Growthpoint Properties Ltd., REIT	422,250	942,603
Imperial Holdings Ltd.	53,237	1,124,974
Investec Ltd.	67,100	487,392
Liberty Holdings Ltd.	12,690	127,181
Massmart Holdings Ltd.	47,214	531,477
MMI Holdings Ltd.	251,675	425,912
Mondi Ltd.	23,321	600,859
Naspers Ltd. (Class N Stock)	22,277	6,171,917
Redefine Properties Ltd., REIT	195,025	168,677
Remgro Ltd.	20,354	387,838
Resilient REIT Ltd., REIT	31,595	385,879
RMB Holdings Ltd.	169,410	1,081,292
Sanlam Ltd.	63,004	441,562
Sappi Ltd.	33,494	242,120
Standard Bank Group Ltd.	16,430	258,697
Telkom SA SOC Ltd.	30,608	119,305
Woolworths Holdings Ltd.	28,253	148,883

		17,108,961

South Korea — 15.2%
AMOREPACIFIC Group	1,500	197,484
BNK Financial Group, Inc.	48,114	422,867
Celltrion, Inc.*	3,514	724,825
DGB Financial Group, Inc.	11,838	116,488
Hana Financial Group, Inc.	30,347	1,410,573
Hanon Systems	23,736	308,272
Hanwha Chemical Corp.	33,206	979,629
Hanwha Corp.	23,485	908,153
Hanwha Life Insurance Co. Ltd.	35,029	225,785
Hyundai Department Store Co. Ltd.	1,247	121,548
Hyundai Marine & Fire Insurance Co. Ltd.	25,753	1,129,462
Hyundai Mobis Co. Ltd.	2,761	678,414
KB Financial Group, Inc.	2,300	136,121
Korea Investment Holdings Co. Ltd.	10,354	666,669
KT Corp., ADR*	25,479	397,727
KT&G Corp.	5,844	629,671
LG Corp.	7,949	675,527
LG Electronics, Inc.	31,678	3,132,136
Lotte Chemical Corp.	6,362	2,184,526
NCSoft Corp.	3,169	1,322,439
Samsung Electronics Co. Ltd.	6,246	14,839,942
SK Hynix, Inc.	86,510	6,144,488

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
South Korea (continued)
SK Innovation Co. Ltd.	3,416	$651,673
SK Telecom Co. Ltd.	12,261	3,056,900

		41,061,319

Taiwan — 11.1%
Advanced Semiconductor Engineering, Inc.	91,000	116,483
AU Optronics Corp.	954,000	396,477
Catcher Technology Co. Ltd.	25,000	273,942
Cathay Financial Holding Co. Ltd.	174,000	311,729
Chang Hwa Commercial Bank Ltd.	148,050	82,218
China Airlines Ltd.*	828,000	323,147
China Life Insurance Co. Ltd.	366,341	367,514
Compal Electronics, Inc.	636,000	454,595
CTBC Financial Holding Co. Ltd.	1,383,236	950,847
E.Sun Financial Holding Co. Ltd.	1,312,893	832,501
Eva Airways Corp.	142,000	75,465
Evergreen Marine Corp. Taiwan Ltd.*	863,000	472,697
First Financial Holding Co. Ltd.	1,958,141	1,284,535
Formosa Chemicals & Fibre Corp.	116,000	400,201
Foxconn Technology Co. Ltd.	123,000	350,576
Fubon Financial Holding Co. Ltd.	102,000	173,396
General Interface Solution Holding Ltd.	138,000	914,788
Hiwin Technologies Corp.	19,000	204,392
Hon Hai Precision Industry Co. Ltd.	1,244,118	3,955,784
Hua Nan Financial Holdings Co. Ltd.	590,301	331,876
Largan Precision Co. Ltd.	4,000	536,926
Lite-On Technology Corp.	759,127	1,032,583
MediaTek, Inc.	13,000	127,787
Mega Financial Holding Co. Ltd.	91,000	73,378
Nien Made Enterprise Co. Ltd.	35,000	372,865
Novatek Microelectronics Corp.	39,000	148,265
Pegatron Corp.	381,000	917,985
Phison Electronics Corp.	155,000	1,514,414
Pou Chen Corp.	104,000	134,418
Powertech Technology, Inc.	181,000	533,054
Realtek Semiconductor Corp.	260,000	947,749
Shin Kong Financial Holding Co. Ltd.	1,534,000	539,672
SinoPac Financial Holdings Co. Ltd.	358,110	116,318
Taishin Financial Holding Co. Ltd.	438,909	203,905
Taiwan Cooperative Financial Holding Co. Ltd.	644,690	359,275
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	235,203	9,325,799
Uni-President Enterprises Corp.	263,000	582,448
Wistron Corp.	469,757	376,465

		30,116,469

Thailand — 2.4%
Bangkok Bank PCL, NVDR	46,600	288,549
Bumrungrad Hospital PCL, NVDR	20,200	117,117
Indorama Ventures PCL, NVDR	351,300	573,104
Krung Thai Bank PCL, NVDR	1,272,600	748,066
PTT Exploration & Production PCL, NVDR	63,100	193,377
PTT Global Chemical PCL, NVDR	1,060,100	2,762,999
PTT PCL, NVDR	9,300	125,329
Thai Oil PCL, NVDR	539,600	1,712,294

		6,520,835

COMMON STOCKS (continued)	Shares	Value
Turkey — 1.4%
BIM Birlesik Magazalar A/S	28,247	$580,893
Ford Otomotiv Sanayi A/S	40,826	648,658
TAV Havalimanlari Holding A/S	60,596	358,656
Tofas Turk Otomobil Fabrikasi A/S	66,362	577,532
Turk Hava Yollari AO*	387,264	1,603,144

		3,768,883

United Arab Emirates — 0.0%
Emirates Telecommunications Group Co. PJSC	18,945	90,215

United States — 0.3%
Yum China Holdings, Inc.	17,157	686,621

TOTAL COMMON STOCKS (cost $191,404,148)		231,807,479

PREFERRED STOCKS — 2.4%
Brazil
Braskem SA (PRFC A)	29,900	386,426
Cia Energetica de Minas Gerais (PRFC)	38,300	79,323
Itau Unibanco Holding SA, ADR (PRFC)(a)	176,075	2,288,975
Itausa - Investimentos Itau SA (PRFC)	505,760	1,649,731
Petroleo Brasileiro SA (PRFC)*	404,000	1,960,869

TOTAL PREFERRED STOCKS (cost $5,898,989)		6,365,324

TOTAL LONG-TERM INVESTMENTS (cost $197,303,137)		238,172,803

SHORT-TERM INVESTMENTS — 17.2%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(vv)(w)	29,157,081	29,157,081
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $17,379,221; includes $17,358,308 of cash collateral for securities on loan)(b)(w)	17,378,537	17,378,537

TOTAL SHORT-TERM INVESTMENTS (cost $46,536,302)		46,535,618

TOTAL INVESTMENTS — 105.1% (cost $243,839,439)		284,708,421
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (5.1)%		(13,736,874)

NET ASSETS — 100.0%		$270,971,547

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $16,997,374; cash collateral of $17,358,308

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

(included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(vv)	Includes an amount of $7,036,383 segregated as collateral for OTC derivatives.
(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
20	FTSE Bursa Malaysia KLCI Index	Jan. 2018	$436,690	$441,067	$4,377
10	Hang Seng China Enterprises Index	Jan. 2018	745,725	750,686	4,961
1	KOSPI 200 Index	Mar. 2018	75,712	76,164	452
63	MSCI Taiwan Stock Index	Jan. 2018	2,433,693	2,475,900	42,207
60	SGX MSCI Singapore index	Jan. 2018	1,730,608	1,741,074	10,466
368	SGX Nifty 50 Index	Jan. 2018	7,754,371	7,771,056	16,685

					79,148

Short Positions:
67	BIST National 30 Index	Feb. 2018	249,717	256,652	(6,935)
131	FTSE/JSE Top 40 Index	Mar. 2018	5,533,929	5,630,062	(96,133)
15	MEX Bolsa Index	Mar. 2018	369,752	381,917	(12,165)
288	SET50 Index	Mar. 2018	2,005,829	1,998,944	6,885

					(108,348)

					$(29,200)

Cash and foreign currency of $915,704 and $46,807 have been segregated with Barclays Capital Group and Goldman Sachs & Co., respectively, to cover requirements for open futures contracts at December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 03/21/18	Citigroup Global Markets	BRL	7,300	$2,199,633	$2,180,986	$(18,647)
Expiring 03/21/18	Citigroup Global Markets	BRL	5,700	1,700,485	1,702,962	2,477
Expiring 03/21/18	Citigroup Global Markets	BRL	133	40,021	39,736	(285)
Expiring 03/21/18	Citigroup Global Markets	BRL	45	13,618	13,445	(173)
Chilean Peso,
Expiring 03/21/18	Citigroup Global Markets	CLP	620,633	946,149	1,007,915	61,766
Expiring 03/21/18	Citigroup Global Markets	CLP	620,633	948,781	1,007,914	59,133
Expiring 03/21/18	Citigroup Global Markets	CLP	620,633	950,801	1,007,914	57,113
Expiring 03/21/18	Citigroup Global Markets	CLP	620,633	952,260	1,007,914	55,654
Expiring 03/21/18	Citigroup Global Markets	CLP	620,633	957,033	1,007,915	50,882
Expiring 03/21/18	Citigroup Global Markets	CLP	620,633	961,212	1,007,914	46,702
Expiring 03/21/18	Citigroup Global Markets	CLP	620,633	963,271	1,007,914	44,643
Expiring 03/21/18	Citigroup Global Markets	CLP	620,633	966,165	1,007,914	41,749
Expiring 03/21/18	Citigroup Global Markets	CLP	620,633	975,873	1,007,914	32,041
Expiring 03/21/18	Citigroup Global Markets	CLP	620,633	976,072	1,007,914	31,842
Expiring 03/21/18	Citigroup Global Markets	CLP	620,633	976,875	1,007,914	31,039
Expiring 03/21/18	Citigroup Global Markets	CLP	620,633	978,578	1,007,915	29,337
Expiring 03/21/18	Citigroup Global Markets	CLP	17,193	27,730	27,922	192
Expiring 03/21/18	Citigroup Global Markets	CLP	2,048	3,164	3,326	162
Chinese Renminbi,
Expiring 03/21/18	Citigroup Global Markets	CNH	10,384	1,566,241	1,586,933	20,692
Expiring 03/21/18	Citigroup Global Markets	CNH	7,579	1,136,917	1,158,259	21,342
Expiring 03/21/18	Citigroup Global Markets	CNH	1,580	236,999	241,463	4,464
Czech Koruna,
Expiring 03/21/18	Citigroup Global Markets	CZK	40,338	1,868,991	1,902,104	33,113

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Czech Koruna (continued),
Expiring 03/21/18	Citigroup Global Markets	CZK	40,338	$1,876,344	$1,902,104	$25,760
Expiring 03/21/18	Citigroup Global Markets	CZK	40,338	1,887,583	1,902,104	14,521
Expiring 03/21/18	Citigroup Global Markets	CZK	40,338	1,888,909	1,902,104	13,195
Expiring 03/21/18	Citigroup Global Markets	CZK	40,338	1,892,454	1,902,104	9,650
Expiring 03/21/18	Citigroup Global Markets	CZK	40,338	1,894,676	1,902,104	7,428
Expiring 03/21/18	Citigroup Global Markets	CZK	40,338	1,894,765	1,902,104	7,339
Expiring 03/21/18	Citigroup Global Markets	CZK	40,338	1,908,887	1,902,104	(6,783)
Hong Kong Dollar,
Expiring 03/21/18	Citigroup Global Markets	HKD	22,641	2,900,254	2,902,593	2,339
Expiring 03/21/18	Citigroup Global Markets	HKD	22,641	2,900,849	2,902,593	1,744
Expiring 03/21/18	Citigroup Global Markets	HKD	22,641	2,901,592	2,902,593	1,001
Expiring 03/21/18	Citigroup Global Markets	HKD	22,641	2,902,867	2,902,594	(273)
Expiring 03/21/18	Citigroup Global Markets	HKD	22,641	2,904,347	2,902,593	(1,754)
Expiring 03/21/18	Citigroup Global Markets	HKD	22,641	2,904,943	2,902,593	(2,350)
Expiring 03/21/18	Citigroup Global Markets	HKD	22,641	2,905,018	2,902,594	(2,424)
Expiring 03/21/18	Citigroup Global Markets	HKD	22,641	2,905,614	2,902,593	(3,021)
Expiring 03/21/18	Citigroup Global Markets	HKD	5,859	751,329	751,137	(192)
Expiring 03/21/18	Citigroup Global Markets	HKD	3,800	487,509	487,168	(341)
Expiring 03/21/18	Citigroup Global Markets	HKD	2,600	333,240	333,325	85
Expiring 03/21/18	Citigroup Global Markets	HKD	2,400	307,728	307,685	(43)
Expiring 03/21/18	Citigroup Global Markets	HKD	1,800	230,686	230,764	78
Expiring 03/21/18	Citigroup Global Markets	HKD	1,700	217,784	217,943	159
Expiring 03/21/18	Citigroup Global Markets	HKD	1,587	203,615	203,456	(159)
Expiring 03/21/18	Citigroup Global Markets	HKD	1,500	191,933	192,303	370
Expiring 03/21/18	Citigroup Global Markets	HKD	1,500	192,437	192,304	(133)
Expiring 03/21/18	Citigroup Global Markets	HKD	1,300	166,800	166,663	(137)
Expiring 03/21/18	Citigroup Global Markets	HKD	1,200	154,049	153,842	(207)
Expiring 03/21/18	Citigroup Global Markets	HKD	1,000	128,292	128,203	(89)
Expiring 03/21/18	Citigroup Global Markets	HKD	600	77,020	76,921	(99)
Expiring 03/21/18	Citigroup Global Markets	HKD	500	64,028	64,101	73
Expiring 03/21/18	Citigroup Global Markets	HKD	400	51,249	51,281	32
Expiring 03/21/18	Citigroup Global Markets	HKD	400	51,321	51,281	(40)
Expiring 03/21/18	Citigroup Global Markets	HKD	102	13,078	13,077	(1)
Expiring 03/21/18	Citigroup Global Markets	HKD	15	1,921	1,923	2
Expiring 03/21/18	Citigroup Global Markets	HKD	6	769	769	—
Hungarian Forint,
Expiring 03/21/18	Citigroup Global Markets	HUF	367,873	1,390,927	1,426,337	35,410
Expiring 03/21/18	Citigroup Global Markets	HUF	367,873	1,391,354	1,426,338	34,984
Expiring 03/21/18	Citigroup Global Markets	HUF	367,873	1,396,795	1,426,338	29,543
Expiring 03/21/18	Citigroup Global Markets	HUF	367,873	1,399,505	1,426,337	26,832
Expiring 03/21/18	Citigroup Global Markets	HUF	367,873	1,401,120	1,426,337	25,217
Expiring 03/21/18	Citigroup Global Markets	HUF	367,873	1,407,335	1,426,338	19,003
Expiring 03/21/18	Citigroup Global Markets	HUF	367,873	1,415,172	1,426,338	11,166
Expiring 03/21/18	Citigroup Global Markets	HUF	367,873	1,420,828	1,426,337	5,509
Indian Rupee,
Expiring 03/21/18	Citigroup Global Markets	INR	823,729	12,505,710	12,775,387	269,677
Expiring 03/21/18	Citigroup Global Markets	INR	83,000	1,285,432	1,287,265	1,833
Expiring 03/21/18	Citigroup Global Markets	INR	81,000	1,252,281	1,256,245	3,964
Expiring 03/21/18	Citigroup Global Markets	INR	71,000	1,100,388	1,101,154	766
Expiring 03/21/18	Citigroup Global Markets	INR	24,000	370,572	372,221	1,649
Expiring 03/21/18	Citigroup Global Markets	INR	9,000	139,423	139,583	160
Indonesian Rupiah,
Expiring 03/21/18	Citigroup Global Markets	IDR	468,558	34,367	34,276	(91)
Mexican Peso,
Expiring 03/21/18	Citigroup Global Markets	MXN	41,200	2,186,305	2,064,704	(121,601)
Expiring 03/21/18	Citigroup Global Markets	MXN	34,900	1,838,199	1,748,985	(89,214)
Expiring 03/21/18	Citigroup Global Markets	MXN	34,200	1,807,732	1,713,904	(93,828)
Expiring 03/21/18	Citigroup Global Markets	MXN	23,900	1,257,635	1,197,729	(59,906)

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Mexican Peso (continued),
Expiring 03/21/18	Citigroup Global Markets	MXN	20,866	$1,083,203	$1,045,667	$(37,536)
Expiring 03/21/18	Citigroup Global Markets	MXN	20,866	1,083,418	1,045,667	(37,751)
Expiring 03/21/18	Citigroup Global Markets	MXN	20,866	1,083,895	1,045,667	(38,228)
Expiring 03/21/18	Citigroup Global Markets	MXN	20,866	1,089,039	1,045,667	(43,372)
Expiring 03/21/18	Citigroup Global Markets	MXN	20,866	1,089,041	1,045,667	(43,374)
Expiring 03/21/18	Citigroup Global Markets	MXN	20,866	1,096,766	1,045,667	(51,099)
Expiring 03/21/18	Citigroup Global Markets	MXN	20,866	1,097,676	1,045,667	(52,009)
Expiring 03/21/18	Citigroup Global Markets	MXN	20,866	1,098,692	1,045,667	(53,025)
Expiring 03/21/18	Citigroup Global Markets	MXN	20,866	1,100,835	1,045,667	(55,168)
Expiring 03/21/18	Citigroup Global Markets	MXN	20,866	1,101,290	1,045,667	(55,623)
Expiring 03/21/18	Citigroup Global Markets	MXN	20,866	1,104,099	1,045,668	(58,431)
Expiring 03/21/18	Citigroup Global Markets	MXN	20,866	1,105,471	1,045,667	(59,804)
Expiring 03/21/18	Citigroup Global Markets	MXN	20,866	1,105,633	1,045,667	(59,966)
Expiring 03/21/18	Citigroup Global Markets	MXN	2,937	155,528	147,185	(8,343)
New Taiwanese Dollar,
Expiring 03/21/18	Citigroup Global Markets	TWD	34,498	1,159,960	1,164,945	4,985
Expiring 03/21/18	Citigroup Global Markets	TWD	17,249	578,153	582,473	4,320
Expiring 03/21/18	Citigroup Global Markets	TWD	17,249	578,871	582,473	3,602
Expiring 03/21/18	Citigroup Global Markets	TWD	17,249	579,318	582,473	3,155
Expiring 03/21/18	Citigroup Global Markets	TWD	17,249	579,688	582,473	2,785
Expiring 03/21/18	Citigroup Global Markets	TWD	17,249	580,000	582,473	2,473
Expiring 03/21/18	Citigroup Global Markets	TWD	17,249	582,507	582,473	(34)
Expiring 03/21/18	Citigroup Global Markets	TWD	368	12,362	12,427	65
Philippine Peso,
Expiring 03/21/18	Citigroup Global Markets	PHP	48,000	946,283	957,995	11,712
Expiring 03/21/18	Citigroup Global Markets	PHP	41,727	817,538	832,796	15,258
Expiring 03/21/18	Citigroup Global Markets	PHP	27,000	531,184	538,872	7,688
Expiring 03/21/18	Citigroup Global Markets	PHP	26,000	510,908	518,914	8,006
Expiring 03/21/18	Citigroup Global Markets	PHP	25,000	492,758	498,955	6,197
Expiring 03/21/18	Citigroup Global Markets	PHP	23,000	453,740	459,039	5,299
Expiring 03/21/18	Citigroup Global Markets	PHP	22,000	434,226	439,080	4,854
Expiring 03/21/18	Citigroup Global Markets	PHP	18,000	352,045	359,248	7,203
Expiring 03/21/18	Citigroup Global Markets	PHP	16,000	313,419	319,331	5,912
Expiring 03/21/18	Citigroup Global Markets	PHP	10,000	196,022	199,583	3,561
Expiring 03/21/18	Citigroup Global Markets	PHP	4,000	77,625	79,833	2,208
Expiring 03/21/18	Citigroup Global Markets	PHP	1,006	19,857	20,078	221
Polish Zloty,
Expiring 03/21/18	Citigroup Global Markets	PLN	3,878	1,077,064	1,114,464	37,400
Expiring 03/21/18	Citigroup Global Markets	PLN	3,878	1,081,815	1,114,464	32,649
Expiring 03/21/18	Citigroup Global Markets	PLN	3,878	1,084,638	1,114,464	29,826
Expiring 03/21/18	Citigroup Global Markets	PLN	3,878	1,087,061	1,114,464	27,403
Expiring 03/21/18	Citigroup Global Markets	PLN	3,878	1,089,122	1,114,464	25,342
Expiring 03/21/18	Citigroup Global Markets	PLN	3,878	1,092,420	1,114,464	22,044
Expiring 03/21/18	Citigroup Global Markets	PLN	3,878	1,093,245	1,114,464	21,219
Expiring 03/21/18	Citigroup Global Markets	PLN	3,878	1,094,054	1,114,465	20,411
Expiring 03/21/18	Citigroup Global Markets	PLN	3,878	1,095,042	1,114,464	19,422
Expiring 03/21/18	Citigroup Global Markets	PLN	3,878	1,095,220	1,114,464	19,244
Expiring 03/21/18	Citigroup Global Markets	PLN	3,878	1,096,311	1,114,464	18,153
Expiring 03/21/18	Citigroup Global Markets	PLN	3,878	1,096,342	1,114,464	18,122
Expiring 03/21/18	Citigroup Global Markets	PLN	3,878	1,101,035	1,114,464	13,429
Expiring 03/21/18	Citigroup Global Markets	PLN	11	3,121	3,161	40
Expiring 03/21/18	Citigroup Global Markets	PLN	7	1,981	2,011	30
Russian Ruble,
Expiring 03/21/18	Citigroup Global Markets	RUB	261,981	4,328,547	4,495,979	167,432
Expiring 03/21/18	Citigroup Global Markets	RUB	64,000	1,077,413	1,098,334	20,921
Expiring 03/21/18	Citigroup Global Markets	RUB	38,000	640,384	652,136	11,752
Singapore Dollar,
Expiring 03/21/18	Citigroup Global Markets	SGD	3,600	2,679,977	2,695,138	15,161

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Singapore Dollar (continued),
Expiring 03/21/18	Citigroup Global Markets	SGD	1,810	$1,336,647	$1,355,056	$18,409
Expiring 03/21/18	Citigroup Global Markets	SGD	1,460	1,077,127	1,093,028	15,901
Expiring 03/21/18	Citigroup Global Markets	SGD	960	713,864	718,703	4,839
Expiring 03/21/18	Citigroup Global Markets	SGD	830	613,268	621,379	8,111
Expiring 03/21/18	Citigroup Global Markets	SGD	800	591,675	598,920	7,245
Expiring 03/21/18	Citigroup Global Markets	SGD	800	597,787	598,920	1,133
Expiring 03/21/18	Citigroup Global Markets	SGD	610	453,858	456,676	2,818
Expiring 03/21/18	Citigroup Global Markets	SGD	530	394,366	396,784	2,418
Expiring 03/21/18	Citigroup Global Markets	SGD	470	349,982	351,865	1,883
South African Rand,
Expiring 03/22/18	Citigroup Global Markets	ZAR	15,700	1,139,854	1,253,403	113,549
Expiring 03/22/18	Citigroup Global Markets	ZAR	13,600	976,641	1,085,751	109,110
Expiring 03/22/18	Citigroup Global Markets	ZAR	13,459	935,082	1,074,493	139,411
Expiring 03/22/18	Citigroup Global Markets	ZAR	13,100	941,509	1,045,833	104,324
Expiring 03/22/18	Citigroup Global Markets	ZAR	11,700	846,571	934,065	87,494
Expiring 03/22/18	Citigroup Global Markets	ZAR	9,146	717,286	730,167	12,881
Expiring 03/22/18	Citigroup Global Markets	ZAR	8,900	640,555	710,527	69,972
Expiring 03/22/18	Citigroup Global Markets	ZAR	8,100	594,015	646,660	52,645
Expiring 03/22/18	Citigroup Global Markets	ZAR	7,900	573,098	630,694	57,596
Expiring 03/22/18	Citigroup Global Markets	ZAR	6,600	471,484	526,908	55,424
Expiring 03/22/18	Citigroup Global Markets	ZAR	5,800	450,973	463,040	12,067
Expiring 03/22/18	Citigroup Global Markets	ZAR	5,400	388,062	431,107	43,045
Expiring 03/22/18	Citigroup Global Markets	ZAR	5,200	399,586	415,140	15,554
Expiring 03/22/18	Citigroup Global Markets	ZAR	3,800	276,663	303,372	26,709
Expiring 03/22/18	Citigroup Global Markets	ZAR	3,598	258,448	287,244	28,796
Expiring 03/22/18	Citigroup Global Markets	ZAR	1,800	129,494	143,703	14,209
South Korean Won,
Expiring 03/21/18	Citigroup Global Markets	KRW	1,120,000	1,035,217	1,047,626	12,409
Expiring 03/21/18	Citigroup Global Markets	KRW	800,000	723,739	748,305	24,566
Expiring 03/21/18	Citigroup Global Markets	KRW	505,799	469,152	473,115	3,963
Expiring 03/21/18	Citigroup Global Markets	KRW	400,000	369,583	374,152	4,569
Expiring 03/21/18	Citigroup Global Markets	KRW	190,000	174,073	177,722	3,649
Expiring 03/21/18	Citigroup Global Markets	KRW	100,000	91,953	93,538	1,585
Expiring 03/21/18	Citigroup Global Markets	KRW	1,183	1,089	1,107	18
Thai Baht,
Expiring 03/21/18	Citigroup Global Markets	THB	9,817	301,842	301,790	(52)
Expiring 03/21/18	Citigroup Global Markets	THB	3,000	92,107	92,225	118
Expiring 03/21/18	Citigroup Global Markets	THB	2,000	61,060	61,483	423
Expiring 03/21/18	Citigroup Global Markets	THB	2,000	61,361	61,483	122
Expiring 03/21/18	Citigroup Global Markets	THB	1,000	30,550	30,742	192
Expiring 03/21/18	Citigroup Global Markets	THB	1,000	30,707	30,741	34
Expiring 03/21/18	Citigroup Global Markets	THB	1,000	30,773	30,742	(31)
Expiring 03/21/18	Citigroup Global Markets	THB	1,000	30,870	30,742	(128)
Turkish Lira,
Expiring 03/21/18	Citigroup Global Markets	TRY	17,918	4,420,218	4,613,712	193,494
Expiring 03/21/18	Citigroup Global Markets	TRY	8,959	2,177,452	2,306,856	129,404
Expiring 03/21/18	Citigroup Global Markets	TRY	8,959	2,194,958	2,306,856	111,898
Expiring 03/21/18	Citigroup Global Markets	TRY	8,959	2,199,970	2,306,856	106,886
Expiring 03/21/18	Citigroup Global Markets	TRY	8,959	2,202,186	2,306,856	104,670
Expiring 03/21/18	Citigroup Global Markets	TRY	8,959	2,215,749	2,306,856	91,107
Expiring 03/21/18	Citigroup Global Markets	TRY	8,959	2,239,510	2,306,856	67,346
Expiring 03/21/18	Citigroup Global Markets	TRY	1,559	397,364	401,422	4,058
Expiring 03/21/18	Citigroup Global Markets	TRY	1,300	329,591	334,733	5,142
Expiring 03/21/18	Citigroup Global Markets	TRY	1,100	272,406	283,236	10,830
Expiring 03/21/18	Citigroup Global Markets	TRY	900	229,194	231,738	2,544
Expiring 03/21/18	Citigroup Global Markets	TRY	700	176,234	180,240	4,006
Expiring 03/21/18	Citigroup Global Markets	TRY	500	121,953	128,743	6,790
Expiring 03/21/18	Citigroup Global Markets	TRY	500	124,568	128,743	4,175

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Turkish Lira (continued),
Expiring 03/21/18	Citigroup Global Markets	TRY	500	$127,678	$128,743	$1,065
Expiring 03/21/18	Citigroup Global Markets	TRY	400	102,420	102,995	575
Expiring 03/21/18	Citigroup Global Markets	TRY	400	103,047	102,995	(52)
Expiring 03/21/18	Citigroup Global Markets	TRY	300	76,292	77,246	954

				$181,630,442	$184,270,096	2,639,654

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 03/21/18	Citigroup Global Markets	BRL	12,121	$3,720,177	$3,621,371	$98,806
Expiring 03/21/18	Citigroup Global Markets	BRL	12,121	3,717,078	3,621,371	95,707
Expiring 03/21/18	Citigroup Global Markets	BRL	12,121	3,708,113	3,621,370	86,743
Expiring 03/21/18	Citigroup Global Markets	BRL	12,121	3,703,015	3,621,370	81,645
Expiring 03/21/18	Citigroup Global Markets	BRL	12,121	3,687,469	3,621,370	66,099
Expiring 03/21/18	Citigroup Global Markets	BRL	12,121	3,677,847	3,621,371	56,476
Expiring 03/21/18	Citigroup Global Markets	BRL	12,121	3,675,393	3,621,370	54,023
Expiring 03/21/18	Citigroup Global Markets	BRL	12,121	3,667,720	3,621,371	46,349
Expiring 03/21/18	Citigroup Global Markets	BRL	2,800	840,207	836,543	3,664
Expiring 03/21/18	Citigroup Global Markets	BRL	2,200	666,160	657,284	8,876
Expiring 03/21/18	Citigroup Global Markets	BRL	2,168	665,477	647,723	17,754
Expiring 03/21/18	Citigroup Global Markets	BRL	135	40,443	40,333	110
Chilean Peso,
Expiring 03/21/18	Citigroup Global Markets	CLP	710,000	1,142,578	1,153,047	(10,469)
Expiring 03/21/18	Citigroup Global Markets	CLP	620,000	993,310	1,006,886	(13,576)
Expiring 03/21/18	Citigroup Global Markets	CLP	620,000	972,197	1,006,886	(34,689)
Expiring 03/21/18	Citigroup Global Markets	CLP	540,000	831,871	876,965	(45,094)
Expiring 03/21/18	Citigroup Global Markets	CLP	490,000	788,492	795,765	(7,273)
Expiring 03/21/18	Citigroup Global Markets	CLP	490,000	747,533	795,764	(48,231)
Expiring 03/21/18	Citigroup Global Markets	CLP	480,000	731,315	779,525	(48,210)
Expiring 03/21/18	Citigroup Global Markets	CLP	440,000	672,421	714,564	(42,143)
Expiring 03/21/18	Citigroup Global Markets	CLP	430,000	662,556	698,324	(35,768)
Expiring 03/21/18	Citigroup Global Markets	CLP	430,000	657,943	698,324	(40,381)
Expiring 03/21/18	Citigroup Global Markets	CLP	420,000	651,232	682,084	(30,852)
Expiring 03/21/18	Citigroup Global Markets	CLP	410,000	629,186	665,844	(36,658)
Expiring 03/21/18	Citigroup Global Markets	CLP	390,000	613,786	633,364	(19,578)
Expiring 03/21/18	Citigroup Global Markets	CLP	380,000	590,106	617,124	(27,018)
Expiring 03/21/18	Citigroup Global Markets	CLP	370,000	575,883	600,884	(25,001)
Expiring 03/21/18	Citigroup Global Markets	CLP	330,000	519,084	535,923	(16,839)
Expiring 03/21/18	Citigroup Global Markets	CLP	18,691	29,029	30,354	(1,325)
Expiring 03/21/18	Citigroup Global Markets	CLP	566	911	919	(8)
Chinese Renminbi,
Expiring 03/21/18	Citigroup Global Markets	CNH	35,893	5,399,459	5,485,264	(85,805)
Expiring 03/21/18	Citigroup Global Markets	CNH	17,946	2,693,813	2,742,632	(48,819)
Expiring 03/21/18	Citigroup Global Markets	CNH	17,946	2,691,672	2,742,633	(50,961)
Expiring 03/21/18	Citigroup Global Markets	CNH	17,946	2,690,784	2,742,632	(51,848)
Expiring 03/21/18	Citigroup Global Markets	CNH	17,946	2,688,647	2,742,632	(53,985)
Expiring 03/21/18	Citigroup Global Markets	CNH	17,946	2,685,851	2,742,633	(56,782)
Expiring 03/21/18	Citigroup Global Markets	CNH	17,946	2,679,775	2,742,633	(62,858)
Expiring 03/21/18	Citigroup Global Markets	CNH	633	95,115	96,738	(1,623)
Colombian Peso,
Expiring 03/21/18	Citigroup Global Markets	COP	13,100,000	4,312,457	4,358,920	(46,463)
Czech Koruna,
Expiring 03/21/18	Citigroup Global Markets	CZK	28,000	1,301,715	1,320,332	(18,617)
Expiring 03/21/18	Citigroup Global Markets	CZK	22,000	1,025,993	1,037,405	(11,412)
Expiring 03/21/18	Citigroup Global Markets	CZK	12,000	559,576	565,857	(6,281)

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Czech Koruna (continued),
Expiring 03/21/18	Citigroup Global Markets	CZK	5,000	$231,863	$235,774	$(3,911)
Expiring 03/21/18	Citigroup Global Markets	CZK	3,000	141,287	141,464	(177)
Hong Kong Dollar,
Expiring 03/21/18	Citigroup Global Markets	HKD	11,554	1,480,249	1,481,248	(999)
Expiring 03/21/18	Citigroup Global Markets	HKD	9,366	1,201,643	1,200,742	901
Expiring 03/21/18	Citigroup Global Markets	HKD	4,400	564,321	564,090	231
Expiring 03/21/18	Citigroup Global Markets	HKD	3,787	484,951	485,502	(551)
Expiring 03/21/18	Citigroup Global Markets	HKD	3,300	422,816	423,068	(252)
Expiring 03/21/18	Citigroup Global Markets	HKD	2,500	320,724	320,505	219
Expiring 03/21/18	Citigroup Global Markets	HKD	1,883	241,244	241,404	(160)
Expiring 03/21/18	Citigroup Global Markets	HKD	1,500	192,448	192,303	145
Expiring 03/21/18	Citigroup Global Markets	HKD	1,300	166,731	166,663	68
Expiring 03/21/18	Citigroup Global Markets	HKD	1,100	140,914	141,022	(108)
Expiring 03/21/18	Citigroup Global Markets	HKD	600	76,889	76,921	(32)
Expiring 03/21/18	Citigroup Global Markets	HKD	400	51,317	51,281	36
Expiring 03/21/18	Citigroup Global Markets	HKD	200	25,622	25,639	(17)
Expiring 03/21/18	Citigroup Global Markets	HKD	100	12,824	12,820	4
Expiring 03/21/18	Citigroup Global Markets	HKD	100	12,821	12,820	1
Indian Rupee,
Expiring 03/21/18	Citigroup Global Markets	INR	87,000	1,335,426	1,349,301	(13,875)
Indonesian Rupiah,
Expiring 03/21/18	Citigroup Global Markets	IDR	48,997,271	3,584,934	3,584,265	669
Expiring 03/21/18	Citigroup Global Markets	IDR	30,500,000	2,231,726	2,231,147	579
Expiring 03/21/18	Citigroup Global Markets	IDR	24,498,635	1,793,977	1,792,133	1,844
Expiring 03/21/18	Citigroup Global Markets	IDR	24,498,635	1,788,737	1,792,133	(3,396)
Expiring 03/21/18	Citigroup Global Markets	IDR	18,300,000	1,337,186	1,338,688	(1,502)
Expiring 03/21/18	Citigroup Global Markets	IDR	13,500,000	989,899	987,556	2,343
Expiring 03/21/18	Citigroup Global Markets	IDR	10,400,000	761,344	760,784	560
Expiring 03/21/18	Citigroup Global Markets	IDR	3,857,350	281,948	282,174	(226)
Expiring 03/21/18	Citigroup Global Markets	IDR	3,500,000	255,922	256,033	(111)
Expiring 03/21/18	Citigroup Global Markets	IDR	900,000	65,741	65,837	(96)
Expiring 03/21/18	Citigroup Global Markets	IDR	100,000	7,311	7,316	(5)
Israeli Shekel,
Expiring 03/21/18	Citigroup Global Markets	ILS	2,500	719,153	720,923	(1,770)
Expiring 03/21/18	Citigroup Global Markets	ILS	2,355	678,222	679,109	(887)
Expiring 03/21/18	Citigroup Global Markets	ILS	2,355	677,003	679,110	(2,107)
Expiring 03/21/18	Citigroup Global Markets	ILS	2,355	675,751	679,110	(3,359)
Expiring 03/21/18	Citigroup Global Markets	ILS	2,355	675,421	679,109	(3,688)
Expiring 03/21/18	Citigroup Global Markets	ILS	2,355	674,821	679,109	(4,288)
Expiring 03/21/18	Citigroup Global Markets	ILS	2,355	672,482	679,109	(6,627)
Expiring 03/21/18	Citigroup Global Markets	ILS	2,355	672,211	679,109	(6,898)
Expiring 03/21/18	Citigroup Global Markets	ILS	2,355	670,766	679,110	(8,344)
Expiring 03/21/18	Citigroup Global Markets	ILS	800	228,035	230,695	(2,660)
Expiring 03/21/18	Citigroup Global Markets	ILS	500	141,997	144,185	(2,188)
Expiring 03/21/18	Citigroup Global Markets	ILS	300	85,462	86,511	(1,049)
Mexican Peso,
Expiring 03/21/18	Citigroup Global Markets	MXN	50,000	2,554,595	2,505,709	48,886
Expiring 03/21/18	Citigroup Global Markets	MXN	13,000	664,939	651,484	13,455
Expiring 03/21/18	Citigroup Global Markets	MXN	2,319	119,101	116,214	2,887
Expiring 03/21/18	Citigroup Global Markets	MXN	181	9,217	9,070	147
Expiring 03/21/18	Citigroup Global Markets	MXN	96	5,074	4,810	264
Expiring 03/21/18	Citigroup Global Markets	MXN	15	757	752	5
Expiring 03/21/18	Citigroup Global Markets	MXN	14	738	702	36
New Taiwanese Dollar,
Expiring 03/21/18	Citigroup Global Markets	TWD	31,542	1,062,553	1,065,118	(2,565)
Expiring 03/21/18	Citigroup Global Markets	TWD	31,066	1,044,414	1,049,044	(4,630)
Expiring 03/21/18	Citigroup Global Markets	TWD	81	2,730	2,735	(5)

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Peruvian Nuevo Sol,
Expiring 03/21/18	Citigroup Global Markets	PEN	156	$47,919	$47,967	$(48)
Expiring 03/21/18	Citigroup Global Markets	PEN	100	30,617	30,749	(132)
Philippine Peso,
Expiring 03/21/18	Citigroup Global Markets	PHP	3,531	70,147	70,473	(326)
Polish Zloty,
Expiring 03/21/18	Citigroup Global Markets	PLN	462	130,638	132,767	(2,129)
Expiring 03/21/18	Citigroup Global Markets	PLN	171	48,262	49,141	(879)
Expiring 03/21/18	Citigroup Global Markets	PLN	1	283	288	(5)
Russian Ruble,
Expiring 03/21/18	Citigroup Global Markets	RUB	43,000	717,373	737,943	(20,570)
Expiring 03/21/18	Citigroup Global Markets	RUB	17,000	285,306	291,745	(6,439)
Expiring 03/21/18	Citigroup Global Markets	RUB	11,349	191,146	194,766	(3,620)
Expiring 03/21/18	Citigroup Global Markets	RUB	5,000	82,208	85,808	(3,600)
Expiring 03/21/18	Citigroup Global Markets	RUB	4,000	65,536	68,646	(3,110)
Expiring 03/21/18	Citigroup Global Markets	RUB	3,668	61,711	62,949	(1,238)
Expiring 03/21/18	Citigroup Global Markets	RUB	98	1,650	1,682	(32)
Expiring 03/21/18	Citigroup Global Markets	RUB	24	405	411	(6)
Singapore Dollar,
Expiring 03/21/18	Citigroup Global Markets	SGD	7,055	5,248,507	5,281,723	(33,216)
Expiring 03/21/18	Citigroup Global Markets	SGD	3,528	2,610,441	2,640,861	(30,420)
Expiring 03/21/18	Citigroup Global Markets	SGD	3,528	2,603,590	2,640,861	(37,271)
South African Rand,
Expiring 03/22/18	Citigroup Global Markets	ZAR	21,800	1,688,607	1,740,394	(51,787)
Expiring 03/22/18	Citigroup Global Markets	ZAR	13,400	1,077,686	1,069,783	7,903
Expiring 03/22/18	Citigroup Global Markets	ZAR	11,300	782,090	902,131	(120,041)
Expiring 03/22/18	Citigroup Global Markets	ZAR	7,500	514,474	598,759	(84,285)
Expiring 03/22/18	Citigroup Global Markets	ZAR	395	30,674	31,535	(861)
Expiring 03/22/18	Citigroup Global Markets	ZAR	176	12,658	14,050	(1,392)
South Korean Won,
Expiring 03/21/18	Citigroup Global Markets	KRW	6,626,843	6,092,842	6,198,622	(105,780)
Expiring 03/21/18	Citigroup Global Markets	KRW	3,313,421	3,064,141	3,099,311	(35,170)
Expiring 03/21/18	Citigroup Global Markets	KRW	3,313,421	3,060,462	3,099,311	(38,849)
Expiring 03/21/18	Citigroup Global Markets	KRW	3,313,421	3,045,972	3,099,310	(53,338)
Expiring 03/21/18	Citigroup Global Markets	KRW	3,313,421	3,041,583	3,099,311	(57,728)
Expiring 03/21/18	Citigroup Global Markets	KRW	3,313,421	3,036,664	3,099,311	(62,647)
Expiring 03/21/18	Citigroup Global Markets	KRW	3,313,421	3,016,660	3,099,311	(82,651)
Expiring 03/21/18	Citigroup Global Markets	KRW	84,628	78,283	79,160	(877)
Thai Baht,
Expiring 03/21/18	Citigroup Global Markets	THB	15,015	460,017	461,585	(1,568)
Expiring 03/21/18	Citigroup Global Markets	THB	3,080	94,774	94,684	90
Expiring 03/21/18	Citigroup Global Markets	THB	2,000	61,676	61,483	193
Expiring 03/21/18	Citigroup Global Markets	THB	2,000	61,598	61,483	115
Expiring 03/21/18	Citigroup Global Markets	THB	2,000	61,441	61,483	(42)
Expiring 03/21/18	Citigroup Global Markets	THB	2,000	61,402	61,482	(80)
Expiring 03/21/18	Citigroup Global Markets	THB	2,000	61,234	61,483	(249)
Expiring 03/21/18	Citigroup Global Markets	THB	1,000	30,824	30,742	82
Expiring 03/21/18	Citigroup Global Markets	THB	1,000	30,709	30,742	(33)
Expiring 03/21/18	Citigroup Global Markets	THB	1,000	30,691	30,742	(51)
Expiring 03/21/18	Citigroup Global Markets	THB	1,000	30,349	30,742	(393)
Turkish Lira,
Expiring 03/21/18	Citigroup Global Markets	TRY	8,900	2,257,406	2,291,632	(34,226)
Expiring 03/21/18	Citigroup Global Markets	TRY	6,300	1,598,703	1,622,166	(23,463)
Expiring 03/21/18	Citigroup Global Markets	TRY	5,000	1,228,014	1,287,434	(59,420)
Expiring 03/21/18	Citigroup Global Markets	TRY	4,400	1,083,233	1,132,942	(49,709)
Expiring 03/21/18	Citigroup Global Markets	TRY	3,200	788,039	823,957	(35,918)
Expiring 03/21/18	Citigroup Global Markets	TRY	2,300	563,670	592,219	(28,549)
Expiring 03/21/18	Citigroup Global Markets	TRY	1,300	325,031	334,733	(9,702)
Expiring 03/21/18	Citigroup Global Markets	TRY	1,100	275,374	283,236	(7,862)

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Turkish Lira (continued),
Expiring 03/21/18	Citigroup Global Markets	TRY	878	$213,623	$226,073	$(12,450)
Expiring 03/21/18	Citigroup Global Markets	TRY	800	200,639	205,990	(5,351)
Expiring 03/21/18	Citigroup Global Markets	TRY	124	30,471	31,929	(1,458)

				$154,929,099	$156,395,205	(1,466,106)

						$1,173,548

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Forward Foreign Currency Contracts	$4,393,386	$(3,219,838)	$1,173,548

Total return swap agreements outstanding at December 31, 2017:

Counterparty	Termination Date	Long(Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Goldman Sachs & Co.	03/08/18	KRW	645,413	Pay or receive upon termination amounts based on market value fluctuation of KOSPI 200 Futures	$7,396	$—	$7,396
Goldman Sachs & Co.	01/30/18	HKD	50,661	Pay or receive upon termination amounts based on market value fluctuation of HSCEI Futures	48,087	—	48,087
Goldman Sachs & Co.	01/30/18		2,167	Pay or receive upon termination amounts based on market value fluctuation of MSCI Taiwan Stock Index Futures	33,875	—	33,875
Goldman Sachs & Co.	01/26/18	ILS	11,436	Pay or receive upon termination amounts based on market value fluctuation of Tel Aviv 35 Index Futures	60,395	—	60,395
Goldman Sachs & Co.	03/16/18	PLN	(7,612)	Pay or receive upon termination amounts based on market value fluctuation of WIG20 Index Futures	(40,915)	—	(40,915)
Morgan Stanley	01/30/18	HKD	102,453	Pay or receive upon termination amounts based on market value fluctuation of HSCEI Futures	97,247	—	97,247
Morgan Stanley	01/30/18		39	Pay or receive upon termination amounts based on market value fluctuation of MSCI Taiwan Stock Index Futures	604	—	604
Morgan Stanley	03/21/18	BRL	(2,969)	Pay or receive monthly amounts based on market value fluctuation of MSCI Brazil Net Return Index and receive monthly variable payments based on 1 Month BZDIOVRA - 0.007 bps	(47,087)	—	(47,087)
Morgan Stanley	03/21/18	HKD	7,517	Pay or receive monthly amounts based on market value fluctuation of MSCI China HKD Net Total Return Index and pay monthly variable payments based on the 1 Month HIBOR + 0.004 bps	30,990	—	30,990

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Counterparty	Termination Date	Long(Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Morgan Stanley	03/21/18	MXN	(2,337)	Pay or receive monthly amounts based on market value fluctuation of MSCI Mexico Net MXN Index and receive monthly variable payments based on the 1 Month 28 Day Mexican Interbank Rate + 0.0025 bps	$(3,436)	$—	$(3,436)
Morgan Stanley	03/21/18	ZAR	(77,529)	Pay or receive monthly amounts based on market value fluctuation of MSCI South Africa ZAR Net Total Return Index and receive monthly variable payments based on the 1 Month JIBAR + 0.0018 bps	(351,896)	—	(351,896)
Morgan Stanley	02/14/18	BRL	(29,808)	Pay or receive upon termination amounts based on market value fluctuation of Bovespa Index Futures	(395,913)	—	(395,913)
Morgan Stanley	03/08/18	KRW	14,578,401	Pay or receive upon termination amounts based on market value fluctuation of KOSPI 200 Futures	167,069	—	167,069
Morgan Stanley	01/17/18	TWD	(2,095)	Pay or receive upon termination amounts based on market value fluctuation of TAIEX Futures	(1,067)	—	(1,067)

					$(394,651)	$—	$(394,651)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$445,663	$(840,314)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Brazil	$11,081,826	$—	$—
Chile	4,448,836	—	—
China	18,078,593	52,345,345	—
Hong Kong	—	6,843,663	—
Hungary	—	1,261,746	—
Indonesia	—	6,861,831	—
Malaysia	—	6,788,626	—
Mexico	9,002,481	—	—
Peru	1,116,093	—	—
Philippines	—	1,904,726	—
Poland	—	4,518,554	—

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Qatar	$—	$141,596	$—
Romania	—	286,295	—
Russia	7,773,965	—	—
South Africa	—	17,108,961	—
South Korea	397,727	40,663,592	—
Taiwan	9,325,799	20,790,670	—
Thailand	—	6,520,835	—
Turkey	—	3,768,883	—
United Arab Emirates	—	90,215	—
United States	686,621	—	—
Preferred Stocks
Brazil	6,365,324	—	—
Affiliated Mutual Funds	46,535,618	—	—
Other Financial Instruments*
Futures Contracts	(29,200)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	1,173,548	—
OTC Total Return Swap Agreements	—	(394,651)	—

Total	$114,783,683	$170,674,435	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (6.4% represents investments purchased with collateral from securities on loan)	17.2%
Banks	13.1
Internet Software & Services	11.0
Semiconductors & Semiconductor Equipment	7.2
Technology Hardware, Storage & Peripherals	6.7
Oil, Gas & Consumable Fuels	6.1
Wireless Telecommunication Services	3.4
Chemicals	3.1
Electronic Equipment, Instruments & Components	2.9
Automobiles	2.9
Metals & Mining	2.7
Food & Staples Retailing	2.6
Insurance	2.5
Media	2.3
Household Durables	2.0
Real Estate Management & Development	1.8
Pharmaceuticals	1.8
Airlines	1.3
Industrial Conglomerates	1.3
Machinery	1.1
Transportation Infrastructure	1.0
Paper & Forest Products	0.9
Beverages	0.8
Internet & Direct Marketing Retail	0.8
Diversified Financial Services	0.7

Software	0.7%
Capital Markets	0.7
Equity Real Estate Investment Trusts (REITs)	0.6
Electric Utilities	0.6
Hotels, Restaurants & Leisure	0.5
Diversified Telecommunication Services	0.5
Food Products	0.5
Textiles, Apparel & Luxury Goods	0.4
Distributors	0.4
Auto Components	0.4
Tobacco	0.4
Diversified Consumer Services	0.3
Water Utilities	0.3
Biotechnology	0.3
Aerospace & Defense	0.2
Marine	0.2
IT Services	0.2
Commercial Services & Supplies	0.1
Health Care Providers & Services	0.1
Independent Power & Renewable Electricity Producers	0.1
Multiline Retail	0.1
Construction & Engineering	0.1
Personal Products	0.1
Consumer Finance	0.1
Specialty Retail	0.0 *

105.1
Liabilities in excess of other assets	(5.1)

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and foreign exchange contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$86,033	*	Due from/to broker — variation margin futures	$115,233	*
Equity contracts	Unrealized appreciation on OTC swap agreements	445,663		Unrealized depreciation on OTC swap agreements	840,314
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	4,393,386		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,219,838

Total		$4,925,082			$4,175,385

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward Currency Contracts	Swaps
Equity contracts	$23,673	$136,494	$—	$8,319,768
Foreign exchange contracts	—	—	391,820	—

Total	$23,673	$136,494	$391,820	$8,319,768

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Swaps
Equity contracts	$(164,839)	$—	$(790,352)
Foreign exchange contracts	—	(553,170)	—

Total	$(164,839)	$(553,170)	$(790,352)

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Forward Foreign Currency Exchange Contracts- Purchased(2)	Forward Foreign Currency Exchange Contracts- Sold(2)	Total Return Swap Agreements(3)
$8,854,520	$11,744,610	$139,201,488	$117,854,793	$48,456,053

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$16,997,374	$(16,997,374)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Citigroup Global Markets	$4,393,386	$(3,219,838)	$1,173,548	$(853,419)	$320,129
Goldman Sachs & Co.	149,753	(40,915)	108,838	—	108,838
Morgan Stanley	295,910	(799,399)	(503,489)	503,489	—

	$4,839,049	$(4,060,152)	$778,897	$(349,930)	$428,967

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $16,997,374:
Unaffiliated investments (cost $197,303,137)	$238,172,803
Affiliated investments (cost $46,536,302)	46,535,618
Cash	260,000
Foreign currency, at value (cost $782,528)	773,819
Deposit with broker for futures	962,511
Unrealized appreciation on OTC forward foreign currency contracts	4,393,386
Cash segregated for counterparty—OTC	1,530,000
Dividends and interest receivable	613,269
Unrealized appreciation on OTC swap agreements	445,663
Receivable for investments sold	146,238
Receivable for fund share sold	110,340
Tax reclaim receivable	27,112
Due from broker-variation margin futures	11,683
Receivable from affiliate	8,787
Prepaid expenses	1,690

Total Assets	293,992,919

LIABILITIES:
Payable to broker for collateral for securities on loan	17,358,308
Unrealized depreciation on OTC forward foreign currency contracts	3,219,838
Cash segregated from counterparty—OTC	853,419
Unrealized depreciation on OTC swap agreements	840,314
Payable for investments purchased	313,590
Accrued expenses and other liabilities	168,109
Management fees payable	130,523
Payable for fund share repurchased	123,808
Distribution fee payable	11,029
Due to broker-variation margin futures	2,058
Affiliated transfer agent fee payable	365
Foreign withholding taxes payable	11

Total Liabilities	23,021,372

NET ASSETS	$270,971,547

Net assets were comprised of:
Paid-in capital	$225,312,644
Retained earnings	45,658,903

Net assets, December 31, 2017	$270,971,547

Net asset value and redemption price per share, $270,971,547 / 21,130,753 outstanding shares of beneficial interest	$12.82

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $772,983, of which $31,910 is reimbursable by an affiliate)	$5,182,572
Affiliated dividend income	271,684
Income from securities lending, net (including affiliated income of $31,240)	35,689
Interest income	380

5,490,325

EXPENSES
Management fees	2,031,752
Distribution fee	544,705
Custodian and accounting fees	309,409
Audit fee	31,124
Legal fees and expenses	12,387
Trustees’ fees	11,601
Shareholders’ reports	10,593
Transfer agent’s fees and expenses (including affiliated expense of $2,498)	6,548
Miscellaneous	61,812

Total expenses	3,019,931

NET INVESTMENT INCOME (LOSS)	2,470,394

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(4,072))	16,392,494
Futures transactions	136,494
Swap agreements transactions	8,319,768
Forward currency contracts transactions	391,820
Foreign currency transactions	(750,304)

24,490,272

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(551))	36,377,143
Futures	(164,839)
Swap agreements	(790,352)
Forward currency contracts	(553,170)
Foreign currencies	5,296

34,874,078

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	59,364,350

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$61,834,744

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$2,470,394	$1,457,944
Net realized gain (loss) on investment and foreign currency transactions	24,490,272	(10,312,892)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	34,874,078	23,673,558

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	61,834,744	14,818,610

FUND SHARE TRANSACTIONS:
Fund share sold [1,848,481 and 2,960,044 shares, respectively]	21,114,987	27,432,558
Net asset value of shares issued in merger [7,350,419 and 0 shares, respectively]	79,752,175	—
Fund share repurchased [5,192,998 and 4,799,186 shares, respectively]	(54,348,482)	(38,494,372)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	46,518,680	(11,061,814)

CAPITAL CONTRIBUTIONS	—	4,881

TOTAL INCREASE (DECREASE) IN NET ASSETS	108,353,424	3,761,677
NET ASSETS:
Beginning of year	162,618,123	158,856,446

End of year	$270,971,547	$162,618,123

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST COHEN & STEERS REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 98.7%
COMMON STOCKS	Shares	Value
Casinos & Gaming — 1.1%
Red Rock Resorts, Inc. (Class A Stock)(a)	218,247	$7,363,654

Diversified REITs — 1.4%
Empire State Realty Trust, Inc. (Class A Stock)	451,032	9,259,687

Health Care REITs — 6.2%
HCP, Inc.	149,519	3,899,456
Healthcare Trust of America, Inc. (Class A Stock)(a)	583,367	17,524,345
Omega Healthcare Investors, Inc.(a)	116,028	3,195,411
Physicians Realty Trust	354,395	6,375,566
Sabra Health Care REIT, Inc.	170,524	3,200,735
Welltower, Inc.	97,179	6,197,105

		40,392,618

Hotel & Resort REITs — 6.3%
Apple Hospitality REIT, Inc.	372,204	7,298,920
Host Hotels & Resorts, Inc.	991,035	19,672,045
Park Hotels & Resorts, Inc.	172,549	4,960,784
RLJ Lodging Trust	422,936	9,291,904

		41,223,653

Hotels, Resorts & Cruise Lines — 1.3%
Hilton Worldwide Holdings, Inc.	103,575	8,271,500

Industrial REITs — 5.7%
Prologis, Inc.	585,294	37,757,316

Office REITs — 14.3%
Alexandria Real Estate Equities, Inc.	51,429	6,716,113
Boston Properties, Inc.	155,749	20,252,042
Corporate Office Properties Trust(a)	147,525	4,307,730
Cousins Properties, Inc.(a)	1,443,969	13,356,713
Douglas Emmett, Inc.	385,032	15,809,414
Highwoods Properties, Inc.	66,111	3,365,711
Hudson Pacific Properties, Inc.	288,759	9,889,996
Kilroy Realty Corp.	263,192	19,647,283
SL Green Realty Corp.	6,355	641,410

		93,986,412

Residential REITs — 23.2%
American Campus Communities, Inc.	120,992	4,964,302
Apartment Investment & Management Co. (Class A Stock)	403,037	17,616,747
Camden Property Trust	148,908	13,708,470
Equity LifeStyle Properties, Inc.	84,779	7,547,027
Equity Residential	416,599	26,566,518
Essex Property Trust, Inc.	90,508	21,845,916
Invitation Homes, Inc.	373,153	8,795,216
Sun Communities, Inc.	186,528	17,306,068
UDR, Inc.	872,876	33,623,184

		151,973,448

Retail REITs — 16.2%
Agree Realty Corp.	102,152	5,254,699
DDR Corp.	51,552	461,906
GGP, Inc.(a)	725,561	16,970,872
Regency Centers Corp.	241,891	16,734,019
Simon Property Group, Inc.	221,641	38,064,625
Urban Edge Properties	497,880	12,690,961

COMMON STOCKS (continued)	Shares	Value
Retail REITs (continued)
Weingarten Realty Investors	499,115	$16,405,910

		106,582,992

Specialized REITs — 23.0%
Crown Castle International Corp.	199,175	22,110,417
CyrusOne, Inc.	141,699	8,435,341
Digital Realty Trust, Inc.	283,551	32,296,459
Equinix, Inc.	82,587	37,430,080
Extra Space Storage, Inc.(a)	247,665	21,658,304
GEO Group, Inc. (The)	118,682	2,800,895
Life Storage, Inc.(a)	157,154	13,997,707
Public Storage	57,371	11,990,539

		150,719,742

TOTAL LONG-TERM INVESTMENTS (cost $597,543,225)		647,531,022

SHORT-TERM INVESTMENTS — 11.3%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	4,089,285	4,089,285
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $69,728,674; includes $69,657,966 of cash collateral for securities on loan)(b)(w)	69,723,871	69,723,871

TOTAL SHORT-TERM INVESTMENTS (cost $73,817,959)		73,813,156

TOTAL INVESTMENTS — 110.0% (cost $671,361,184)		721,344,178
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.0)%		(65,539,551)

NET ASSETS — 100.0%		$655,804,627

See the Glossary for abbreviations used in the annual report.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $67,670,959; cash collateral of $69,657,966 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST COHEN & STEERS REALTY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Casinos & Gaming	$7,363,654	$—	$—
Diversified REITs	9,259,687	—	—
Health Care REITs	40,392,618	—	—
Hotel & Resort REITs	41,223,653	—	—
Hotels, Resorts & Cruise Lines	8,271,500	—	—
Industrial REITs	37,757,316	—	—
Office REITs	93,986,412	—	—
Residential REITs	151,973,448	—	—
Retail REITs	106,582,992	—	—
Specialized REITs	150,719,742	—	—
Affiliated Mutual Funds	73,813,156	—	—

Total	$721,344,178	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Residential REITs	23.2%
Specialized REITs	23.0
Retail REITs	16.2
Office REITs	14.3
Affiliated Mutual Funds (10.6% represents investments purchased with collateral from securities on loan)	11.3

Hotel & Resort REITs	6.3%
Health Care REITs	6.2
Industrial REITs	5.7
Diversified REITs	1.4
Hotels, Resorts & Cruise Lines	1.3
Casinos & Gaming	1.1

110.0
Liabilities in excess of other assets	(10.0)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$67,670,959	$(67,670,959)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST COHEN & STEERS REALTY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $67,670,959:
Unaffiliated investments (cost $597,543,225)	$647,531,022
Affiliated investments (cost $73,817,959)	73,813,156
Receivable for investments sold	3,970,979
Dividends receivable	2,353,595
Receivable for fund share sold	24,784
Prepaid expenses	4,616

Total Assets	727,698,152

LIABILITIES:
Payable to broker for collateral for securities on loan	69,657,966
Payable for investments purchased	1,692,006
Payable for fund share repurchased	217,205
Management fees payable	205,908
Accrued expenses and other liabilities	93,225
Distribution fee payable	26,850
Affiliated transfer agent fee payable	365

Total Liabilities	71,893,525

NET ASSETS	$655,804,627

Net assets were comprised of:
Paid-in capital	$239,312,339
Retained earnings	416,492,288

Net assets, December 31, 2017	$655,804,627

Net asset value and redemption price per share, $655,804,627 / 56,695,328 outstanding shares of beneficial interest	$11.57

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income	$17,307,198
Affiliated income from securities lending, net	72,243
Affiliated dividend income	38,688

17,418,129

EXPENSES
Management fees	5,395,215
Distribution fee	1,635,451
Custodian and accounting fees	80,735
Audit fee	22,370
Trustees’ fees	15,743
Legal fees and expenses	13,584
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	6,957
Shareholders’ reports	3,329
Miscellaneous	31,676

Total expenses	7,205,060
Less: management fee waivers and/or expense reimbursement	(425,099)

Net expenses	6,779,961

NET INVESTMENT INCOME (LOSS)	10,638,168

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions (including affiliated of $(10,828))	18,792,121
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(3,017))	10,048,001

NET GAIN (LOSS) ON INVESTMENTS	28,840,122

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$39,478,290

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$10,638,168	$8,579,181
Net realized gain (loss) on investment transactions	18,792,121	59,131,117
Net change in unrealized appreciation (depreciation) on investments	10,048,001	(41,080,862)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	39,478,290	26,629,436

FUND SHARE TRANSACTIONS:
Fund share sold [2,118,894 and 12,721,893 shares, respectively]	23,511,659	131,545,223
Fund share repurchased [7,490,765 and 23,745,354 shares, respectively]	(82,815,969)	(241,663,384)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(59,304,310)	(110,118,161)

CAPITAL CONTRIBUTIONS	—	56,948

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,826,020)	(83,431,777)
NET ASSETS:
Beginning of year	675,630,647	759,062,424

End of year	$655,804,627	$675,630,647

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 97.8%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 2.8%
Textron, Inc.	396,386	$22,431,484
United Technologies Corp.	319,894	40,808,878

		63,240,362

Air Freight & Logistics — 0.8%
FedEx Corp.	68,039	16,978,452

Airlines — 1.1%
JetBlue Airways Corp.*	1,146,472	25,612,184

Automobiles — 0.9%
Volkswagen AG (Germany), ADR	491,570	19,876,633

Banks — 15.1%
Bank of America Corp.	3,674,775	108,479,357
Citizens Financial Group, Inc.	1,204,246	50,554,247
First Horizon National Corp.	836,470	16,721,035
JPMorgan Chase & Co.	489,375	52,333,763
Wells Fargo & Co.	1,757,300	106,615,391

		334,703,793

Beverages — 0.9%
Molson Coors Brewing Co. (Class B Stock)	235,324	19,313,041

Biotechnology — 2.9%
BioMarin Pharmaceutical, Inc.*	209,176	18,652,224
Celgene Corp.*	164,012	17,116,292
Shire PLC, ADR	109,339	16,960,666
Vertex Pharmaceuticals, Inc.*	81,507	12,214,639

		64,943,821

Capital Markets — 3.3%
Bank of New York Mellon Corp. (The)	706,492	38,051,659
Northern Trust Corp.	346,349	34,596,802

		72,648,461

Chemicals — 2.7%
DowDuPont, Inc.	844,690	60,158,822

Communications Equipment — 2.3%
Cisco Systems, Inc.	1,357,071	51,975,819

Consumer Finance — 1.8%
Discover Financial Services	297,029	22,847,471
SLM Corp.*	1,446,791	16,348,738

		39,196,209

Diversified Telecommunication Services — 4.3%
AT&T, Inc.	2,433,462	94,613,003

Electrical Equipment — 1.8%
Eaton Corp. PLC	282,804	22,344,344
Hubbell, Inc.	126,983	17,185,879

		39,530,223

Equity Real Estate Investment Trusts (REITs) — 1.1%
AvalonBay Communities, Inc.	144,239	25,733,680

Food & Staples Retailing — 0.5%
Kroger Co. (The)	408,174	11,204,376

Food Products — 2.0%
Conagra Brands, Inc.	609,282	22,951,653
Mondelez International, Inc. (Class A Stock)	505,458	21,633,602

		44,585,255

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies — 4.0%
Medtronic PLC	611,083	$49,344,952
Zimmer Biomet Holdings, Inc.	328,351	39,622,115

		88,967,067

Health Care Providers & Services — 1.1%
Aetna, Inc.	130,525	23,545,405

Household Products — 2.7%
Procter & Gamble Co. (The)	656,325	60,303,141

Insurance — 3.8%
American International Group, Inc.	509,455	30,353,329
MetLife, Inc.	1,073,097	54,255,784

		84,609,113

Internet & Direct Marketing Retail — 1.7%
Expedia, Inc.	310,794	37,223,797

Internet Software & Services — 2.0%
Alphabet, Inc. (Class A Stock)*	42,312	44,571,461

Leisure Products — 1.0%
Brunswick Corp.	397,736	21,962,982

Machinery — 1.8%
ITT, Inc.	303,197	16,181,624
Wabtec Corp.(a)	288,629	23,503,059

		39,684,683

Media — 2.7%
Comcast Corp. (Class A Stock)	1,193,514	47,800,236
DISH Network Corp. (Class A Stock)*	261,146	12,469,722

		60,269,958

Metals & Mining — 1.8%
Nucor Corp.	639,401	40,653,116

Multiline Retail — 1.6%
Target Corp.	532,795	34,764,874

Oil, Gas & Consumable Fuels — 10.7%
Anadarko Petroleum Corp.	654,473	35,105,932
BP PLC (United Kingdom), ADR	683,766	28,738,685
ConocoPhillips	533,481	29,282,772
Devon Energy Corp.	404,860	16,761,204
Exxon Mobil Corp.	731,790	61,206,916
Pioneer Natural Resources Co.	280,909	48,555,121
Southwestern Energy Co.*(a)	3,068,024	17,119,574

		236,770,204

Pharmaceuticals — 7.3%
Allergan PLC	155,833	25,491,162
Bristol-Myers Squibb Co.	405,091	24,823,976
Johnson & Johnson	317,697	44,388,625
Pfizer, Inc.	1,839,001	66,608,616

		161,312,379

Road & Rail — 1.0%
Union Pacific Corp.	169,173	22,686,099

Semiconductors & Semiconductor Equipment — 1.6%
Intel Corp.	233,468	10,776,883
Marvell Technology Group Ltd. (Bermuda)(a)	733,829	15,755,309
QUALCOMM, Inc.	148,779	9,524,832

		36,057,024

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Software — 4.7%
Citrix Systems, Inc.*	332,648	$29,273,023
Microsoft Corp.	452,445	38,702,145
Oracle Corp.	785,263	37,127,235

		105,102,403

Specialty Retail — 2.8%
Lowe’s Cos., Inc.	663,808	61,694,316

Technology Hardware, Storage & Peripherals — 0.5%
Apple, Inc.	62,315	10,545,567

Tobacco — 0.7%
British American Tobacco PLC (United Kingdom), ADR(a)	249,280	16,699,267

TOTAL LONG-TERM INVESTMENTS (cost $1,960,409,765)		2,171,736,990

	Shares	Value
SHORT-TERM INVESTMENTS — 4.2%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	45,834,764	$45,834,764
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $47,174,541; includes $47,120,587 of cash collateral for securities on loan)(b)(w)	47,173,774	47,173,774

TOTAL SHORT-TERM INVESTMENTS (cost $93,009,305)		93,008,538

TOTAL INVESTMENTS — 102.0% (cost $2,053,419,070)		2,264,745,528
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.0)%		(43,609,231)

NET ASSETS — 100.0%		$2,221,136,297

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $45,908,410; cash collateral of $47,120,587 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment. (w) PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$63,240,362	$—	$—
Air Freight & Logistics	16,978,452	—	—
Airlines	25,612,184	—	—
Automobiles	19,876,633	—	—
Banks	334,703,793	—	—
Beverages	19,313,041	—	—
Biotechnology	64,943,821	—	—
Capital Markets	72,648,461	—	—
Chemicals	60,158,822	—	—
Communications Equipment	51,975,819	—	—
Consumer Finance	39,196,209	—	—
Diversified Telecommunication Services	94,613,003	—	—
Electrical Equipment	39,530,223	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Equity Real Estate Investment Trusts (REITs)	$25,733,680	$—	$—
Food & Staples Retailing	11,204,376	—	—
Food Products	44,585,255	—	—
Health Care Equipment & Supplies	88,967,067	—	—
Health Care Providers & Services	23,545,405	—	—
Household Products	60,303,141	—	—
Insurance	84,609,113	—	—
Internet & Direct Marketing Retail	37,223,797	—	—
Internet Software & Services	44,571,461	—	—
Leisure Products	21,962,982	—	—
Machinery	39,684,683	—	—
Media	60,269,958	—	—
Metals & Mining	40,653,116	—	—
Multiline Retail	34,764,874	—	—
Oil, Gas & Consumable Fuels	236,770,204	—	—
Pharmaceuticals	161,312,379	—	—
Road & Rail	22,686,099	—	—
Semiconductors & Semiconductor Equipment	36,057,024	—	—
Software	105,102,403	—	—
Specialty Retail	61,694,316	—	—
Technology Hardware, Storage & Peripherals	10,545,567	—	—
Tobacco	16,699,267	—	—
Affiliated Mutual Funds	93,008,538	—	—

Total	$2,264,745,528	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Banks	15.1%
Oil, Gas & Consumable Fuels	10.7
Pharmaceuticals	7.3
Software	4.7
Diversified Telecommunication Services	4.3
Affiliated Mutual Funds (2.1% represents investments purchased with collateral from securities on loan)	4.2
Health Care Equipment & Supplies	4.0
Insurance	3.8
Capital Markets	3.3
Biotechnology	2.9
Aerospace & Defense	2.8
Specialty Retail	2.8
Household Products	2.7
Media	2.7
Chemicals	2.7
Communications Equipment	2.3
Food Products	2.0
Internet Software & Services	2.0
Metals & Mining	1.8
Machinery	1.8
Electrical Equipment	1.8
Consumer Finance	1.8
Internet & Direct Marketing Retail	1.7
Semiconductors & Semiconductor Equipment	1.6
Multiline Retail	1.6
Equity Real Estate Investment Trusts (REITs)	1.1

Airlines	1.1%
Health Care Providers & Services	1.1
Road & Rail	1.0
Leisure Products	1.0
Automobiles	0.9
Beverages	0.9
Air Freight & Logistics	0.8
Tobacco	0.7
Food & Staples Retailing	0.5
Technology Hardware, Storage & Peripherals	0.5

102.0
Liabilities in excess of other assets	(2.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$45,908,410	$(45,908,410)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $45,908,410:
Unaffiliated investments (cost $1,960,409,765)	$2,171,736,990
Affiliated investments (cost $93,009,305)	93,008,538
Receivable for fund share sold	4,040,118
Dividends and interest receivable	1,324,586
Tax reclaim receivable	603,052
Receivable for investments sold	7,354
Prepaid expenses	16,806

Total Assets	2,270,737,444

LIABILITIES:
Payable to broker for collateral for securities on loan	47,120,587
Payable for fund share repurchased	1,787,327
Management fees payable	506,010
Accrued expenses and other liabilities	95,321
Distribution fee payable	91,537
Affiliated transfer agent fee payable	365

Total Liabilities	49,601,147

NET ASSETS	$2,221,136,297

Net assets were comprised of:
Paid-in capital	$1,682,987,292
Retained earnings	538,149,005

Net assets, December 31, 2017	$2,221,136,297

Net asset value and redemption price per share, $2,221,136,297 / 71,454,727 outstanding shares of beneficial interest	$31.08

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net of $265,338 foreign withholding tax)	$44,878,719
Affiliated dividend income	559,253
Income from securities lending, net (including affiliated income of $222,053)	256,902
Interest income	46

45,694,920

EXPENSES
Management fees	11,485,904
Distribution fee	5,127,106
Custodian and accounting fees	144,118
Trustees’ fees	28,376
Audit fee	25,823
Legal fees and expenses	17,376
Shareholders’ reports	7,914
Transfer agent’s fees and expenses (including affiliated expense of $2,498)	5,999
Miscellaneous	50,052

Total expenses	16,892,668
Less: management fee waivers and/or expense reimbursement	(266,610)

Net expenses	16,626,058

NET INVESTMENT INCOME (LOSS)	29,068,862

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(19,183))	178,868,338
Foreign currency transactions	(65)

178,868,273

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,281)	(20,114,684)
Foreign currencies	29

(20,114,655)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	158,753,618

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$187,822,480

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$29,068,862	$33,856,464
Net realized gain (loss) on investment and foreign currency transactions	178,868,273	(35,175,170)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(20,114,655)	180,558,870

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	187,822,480	179,240,164

FUND SHARE TRANSACTIONS:
Fund share sold [8,088,085 and 9,268,715 shares, respectively]	241,447,351	231,237,138
Net asset value of shares issued in merger [9,871,267 and 0 shares, respectively]	290,610,158	—
Fund share repurchased [9,429,707 and 30,020,564 shares, respectively]	(280,547,358)	(755,546,686)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	251,510,151	(524,309,548)

CAPITAL CONTRIBUTIONS	—	1,924,860

TOTAL INCREASE (DECREASE) IN NET ASSETS	439,332,631	(343,144,524)
NET ASSETS:
Beginning of year	1,781,803,666	2,124,948,190

End of year	$2,221,136,297	$1,781,803,666

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 97.3%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 1.8%
HEICO Corp.(a)	79,166	$7,469,312
L3 Technologies, Inc.	94,626	18,721,754

		26,191,066

Auto Components — 0.5%
Aptiv PLC	77,300	6,557,359
Delphi Technologies PLC*	25,723	1,349,686

		7,907,045

Banks — 3.2%
Eagle Bancorp, Inc.*	168,061	9,730,732
First Republic Bank	215,641	18,683,136
SunTrust Banks, Inc.	269,884	17,431,808

		45,845,676

Beverages — 3.0%
Brown-Forman Corp. (Class B Stock)(a)	324,793	22,303,535
Monster Beverage Corp.*	322,661	20,421,215

		42,724,750

Biotechnology — 5.0%
Agios Pharmaceuticals, Inc.*(a)	63,306	3,619,204
Alkermes PLC*(a)	321,195	17,579,002
Exelixis, Inc.*	436,212	13,260,845
Incyte Corp.*	110,619	10,476,725
Neurocrine Biosciences, Inc.*(a)	130,211	10,103,071
Seattle Genetics, Inc.*(a)	163,130	8,727,455
Vertex Pharmaceuticals, Inc.*	54,110	8,108,925

		71,875,227

Building Products — 1.0%
Fortune Brands Home & Security, Inc.	216,440	14,813,154

Capital Markets — 6.6%
Affiliated Managers Group, Inc.	71,703	14,717,041
Intercontinental Exchange, Inc.	139,940	9,874,166
Lazard Ltd. (Class A Stock)	418,753	21,984,533
MSCI, Inc.	135,275	17,117,699
Northern Trust Corp.	315,464	31,511,700

		95,205,139

Chemicals — 4.0%
Ashland Global Holdings, Inc.	262,021	18,655,895
Sherwin-Williams Co. (The)	30,787	12,623,901
Valvoline, Inc.	1,032,754	25,880,815

		57,160,611

Containers & Packaging — 1.9%
Avery Dennison Corp.	240,963	27,677,010

Distributors — 0.8%
LKQ Corp.*	266,152	10,824,402

Diversified Consumer Services — 1.6%
Bright Horizons Family Solutions, Inc.*	239,897	22,550,318

Electrical Equipment — 3.1%
Hubbell, Inc.	127,945	17,316,076
Sensata Technologies Holding NV*(a)	527,639	26,967,629

		44,283,705

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components — 2.9%
Amphenol Corp. (Class A Stock)	480,326	$42,172,623

Equity Real Estate Investment Trusts (REITs) — 2.5%
Equinix, Inc.	28,388	12,866,009
SBA Communications Corp.*	140,873	23,013,013

		35,879,022

Food Products — 0.9%
Blue Buffalo Pet Products, Inc.*(a)	408,491	13,394,420

Health Care Equipment & Supplies — 2.9%
Cooper Cos., Inc. (The)	30,121	6,562,763
Edwards Lifesciences Corp.*	219,772	24,770,502
Nevro Corp.*(a)	153,667	10,609,170

		41,942,435

Hotels, Restaurants & Leisure — 5.3%
Choice Hotels International, Inc.	93,693	7,270,577
Dunkin’ Brands Group, Inc.	485,257	31,284,519
Hilton Worldwide Holdings, Inc.	286,810	22,904,647
Yum! Brands, Inc.	177,924	14,520,378

		75,980,121

Industrial Conglomerates — 2.8%
Roper Technologies, Inc.	157,133	40,697,447

Internet & Direct Marketing Retail — 1.6%
Expedia, Inc.	188,452	22,570,896

Internet Software & Services — 1.1%
GoDaddy, Inc. (Class A Stock)*	327,459	16,464,639

IT Services — 8.1%
Black Knight, Inc.*	443,275	19,570,591
DXC Technology Co.	226,969	21,539,358
Fiserv, Inc.*	202,713	26,581,756
Global Payments, Inc.	283,744	28,442,499
Total System Services, Inc.	259,622	20,533,505

		116,667,709

Life Sciences Tools & Services — 6.2%
Agilent Technologies, Inc.	414,488	27,758,261
Illumina, Inc.*	144,205	31,507,350
Mettler-Toledo International, Inc.*	31,320	19,403,366
PRA Health Sciences, Inc.*	118,616	10,802,359

		89,471,336

Machinery — 8.1%
Fortive Corp.	323,727	23,421,648
IDEX Corp.	108,354	14,299,477
John Bean Technologies Corp.(a)	133,809	14,826,037
Middleby Corp. (The)*	263,753	35,593,467
Welbilt, Inc.*(a)	250,559	5,890,642
Xylem, Inc.	320,395	21,850,939

		115,882,210

Media — 0.6%
Altice USA, Inc. (Class A Stock)*(a)	428,215	9,091,004

Oil, Gas & Consumable Fuels — 2.0%
Concho Resources, Inc.*	93,427	14,034,605
Diamondback Energy, Inc.*	116,617	14,722,896

		28,757,501

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals — 2.3%
Zoetis, Inc.	457,003	$32,922,496

Semiconductors & Semiconductor Equipment — 5.2%
Analog Devices, Inc.	251,092	22,354,721
Lam Research Corp.	149,269	27,475,945
Monolithic Power Systems, Inc.	62,640	7,038,230
Xilinx, Inc.	262,820	17,719,324

		74,588,220

Software — 7.1%
Autodesk, Inc.*	196,715	20,621,633
Electronic Arts, Inc.*	70,237	7,379,099
Intuit, Inc.	152,335	24,035,416
Proofpoint, Inc.*(a)	73,169	6,498,139
Red Hat, Inc.*	153,001	18,375,420
ServiceNow, Inc.*	89,828	11,712,673
Splunk, Inc.*	160,331	13,281,820

		101,904,200

Specialty Retail — 3.1%
Five Below, Inc.*(a)	170,727	11,322,615
Ross Stores, Inc.	259,622	20,834,666
Ulta Beauty, Inc.*	52,245	11,685,117

		43,842,398

Textiles, Apparel & Luxury Goods — 2.1%
PVH Corp.	162,730	22,328,183
Skechers U.S.A., Inc. (Class A Stock)*	191,994	7,265,054

		29,593,237

TOTAL LONG-TERM INVESTMENTS (cost $1,103,652,947)		1,398,880,017

SHORT-TERM INVESTMENTS — 11.4%	Shares	Value
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	39,725,959	$39,725,959
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $123,869,706; includes $123,704,876 of cash collateral for securities on loan)(b)(w)	123,858,688	123,858,688

TOTAL SHORT-TERM INVESTMENTS (cost $163,595,665)		163,584,647

TOTAL INVESTMENTS — 108.7% (cost $1,267,248,612)		1,562,464,664
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.7)%		(125,477,012)

NET ASSETS — 100.0%		$1,436,987,652

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $120,197,892; cash collateral of $123,704,876 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$26,191,066	$—	$—
Auto Components	7,907,045	—	—
Banks	45,845,676	—	—
Beverages	42,724,750	—	—
Biotechnology	71,875,227	—	—
Building Products	14,813,154	—	—
Capital Markets	95,205,139	—	—
Chemicals	57,160,611	—	—
Containers & Packaging	27,677,010	—	—
Distributors	10,824,402	—	—
Diversified Consumer Services	22,550,318	—	—
Electrical Equipment	44,283,705	—	—
Electronic Equipment, Instruments & Components	42,172,623	—	—
Equity Real Estate Investment Trusts (REITs)	35,879,022	—	—
Food Products	13,394,420	—	—
Health Care Equipment & Supplies	41,942,435	—	—
Hotels, Restaurants & Leisure	75,980,121	—	—
Industrial Conglomerates	40,697,447	—	—
Internet & Direct Marketing Retail	22,570,896	—	—
Internet Software & Services	16,464,639	—	—
IT Services	116,667,709	—	—
Life Sciences Tools & Services	89,471,336	—	—
Machinery	115,882,210	—	—
Media	9,091,004	—	—
Oil, Gas & Consumable Fuels	28,757,501	—	—
Pharmaceuticals	32,922,496	—	—
Semiconductors & Semiconductor Equipment	74,588,220	—	—
Software	101,904,200	—	—
Specialty Retail	43,842,398	—	—
Textiles, Apparel & Luxury Goods	29,593,237	—	—
Affiliated Mutual Funds	163,584,647	—	—

Total	$1,562,464,664	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (8.6% represents investments purchased with collateral from securities on loan)	11.4%
IT Services	8.1
Machinery	8.1
Software	7.1
Capital Markets	6.6
Life Sciences Tools & Services	6.2
Hotels, Restaurants & Leisure	5.3
Semiconductors & Semiconductor Equipment	5.2
Biotechnology	5.0
Chemicals	4.0
Banks	3.2
Electrical Equipment	3.1
Specialty Retail	3.1
Beverages	3.0

Electronic Equipment, Instruments & Components	2.9%
Health Care Equipment & Supplies	2.9
Industrial Conglomerates	2.8
Equity Real Estate Investment Trusts (REITs)	2.5
Pharmaceuticals	2.3
Textiles, Apparel & Luxury Goods	2.1
Oil, Gas & Consumable Fuels	2.0
Containers & Packaging	1.9
Aerospace & Defense	1.8
Internet & Direct Marketing Retail	1.6
Diversified Consumer Services	1.6
Internet Software & Services	1.1
Building Products	1.0
Food Products	0.9
Distributors	0.8
Media	0.6
Auto Components	0.5

108.7
Liabilities in excess of other assets	(8.7)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$120,197,892	$(120,197,892)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $120,197,892:
Unaffiliated investments (cost $1,103,652,947)	$1,398,880,017
Affiliated investments (cost $163,595,665)	163,584,647
Dividends receivable	553,088
Receivable for fund share sold	281,834
Receivable for investments sold	25,355
Tax reclaim receivable	20,209
Prepaid expenses	11,374

Total Assets	1,563,356,524

LIABILITIES:
Payable to broker for collateral for securities on loan	123,704,876
Payable for fund share repurchased	1,121,470
Payable for investments purchased	887,090
Management fees payable	413,897
Accrued expenses and other liabilities	181,938
Distribution fee payable	59,236
Affiliated transfer agent fee payable	365

Total Liabilities	126,368,872

NET ASSETS	$1,436,987,652

Net assets were comprised of:
Paid-in capital	$671,848,650
Retained earnings	765,139,002

Net assets, December 31, 2017	$1,436,987,652

Net asset value and redemption price per share, $1,436,987,652 / 152,403,745 outstanding shares of beneficial interest	$9.43

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income	$8,940,033
Income from securities lending, net (including affiliated income of $276,515)	512,698
Affiliated dividend income	311,481

9,764,212

EXPENSES
Management fees	10,894,349
Distribution fee	3,345,592
Custodian and accounting fees	111,535
Audit fee	24,821
Trustees’ fees	22,423
Legal fees and expenses	15,950
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,362
Shareholders’ reports	5,694
Miscellaneous	34,118

Total expenses	14,461,844
Less: management fee waivers and/or expense reimbursement	(1,338,237)

Net expenses	13,123,607

NET INVESTMENT INCOME (LOSS)	(3,359,395)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $(7,085))	107,366,072

Net change in unrealized appreciation (depreciation) on: Investments (including affiliated of $(21,694))	211,775,195
Foreign currencies	1,081

211,776,276

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	319,142,348

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$315,782,953

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(3,359,395)	$(2,506,130)
Net realized gain (loss) on investment transactions	107,366,072	(31,434,677)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	211,776,276	38,182,663

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	315,782,953	4,241,856

FUND SHARE TRANSACTIONS:
Fund share sold [8,538,742 and 29,594,502 shares, respectively]	71,979,958	208,652,539
Fund share repurchased [15,492,735 and 52,432,368 shares, respectively]	(133,582,024)	(361,226,438)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(61,602,066)	(152,573,899)

CAPITAL CONTRIBUTIONS	—	1,005,582

TOTAL INCREASE (DECREASE) IN NET ASSETS	254,180,887	(147,326,461)
NET ASSETS:
Beginning of year	1,182,806,765	1,330,133,226

End of year	$1,436,987,652	$1,182,806,765

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 99.3%
COMMON STOCKS — 99.3%	Shares	Value
Aerospace & Defense — 2.1%
Curtiss-Wright Corp.	24,179	$2,946,211
Esterline Technologies Corp.*	20,350	1,520,145
KLX, Inc.*	99,467	6,788,623
Mercury Systems, Inc.*	82,133	4,217,530
Moog, Inc. (Class A Stock)*	70,011	6,080,455

		21,552,964

Air Freight & Logistics — 1.7%
Air Transport Services Group, Inc.*	164,798	3,813,426
Forward Air Corp.	42,019	2,413,571
XPO Logistics, Inc.*(a)	123,236	11,287,185

		17,514,182

Airlines — 0.6%
SkyWest, Inc.	109,891	5,835,212

Auto Components — 1.2%
American Axle & Manufacturing Holdings, Inc.*(a)	207,110	3,527,083
Dana, Inc.	237,605	7,605,736
Standard Motor Products, Inc.(a)	28,613	1,285,010

		12,417,829

Automobiles — 0.4%
Winnebago Industries, Inc.(a)	76,222	4,237,943

Banks — 19.1%
Ameris Bancorp	92,822	4,474,020
BancorpSouth Bank	145,117	4,563,930
Banner Corp.	134,092	7,391,151
Boston Private Financial Holdings, Inc.	235,560	3,639,401
Brookline Bancorp, Inc.	199,084	3,125,619
Bryn Mawr Bank Corp.	33,853	1,496,303
CenterState Bank Corp.	227,803	5,861,371
CoBiz Financial, Inc.	176,725	3,532,733
Columbia Banking System, Inc.	192,959	8,382,139
Community Bank System, Inc.(a)	99,939	5,371,721
ConnectOne Bancorp, Inc.	138,319	3,561,714
CVB Financial Corp.(a)	332,463	7,832,828
First Financial Bankshares, Inc.(a)	137,577	6,197,844
First Merchants Corp.	149,783	6,299,873
First Midwest Bancorp, Inc.(a)	200,902	4,823,657
First of Long Island Corp. (The)	69,110	1,969,635
Flushing Financial Corp.	110,394	3,035,835
Glacier Bancorp, Inc.(a)	176,555	6,954,501
Great Western Bancorp, Inc.	184,463	7,341,627
Guaranty Bancorp	80,817	2,234,590
Heritage Financial Corp.	93,562	2,881,710
Home BancShares, Inc.(a)	205,455	4,776,829
Independent Bank Corp.(a)	82,908	5,791,124
Independent Bank Group, Inc.(a)	93,287	6,306,201
Lakeland Financial Corp.	85,033	4,123,250
LegacyTexas Financial Group, Inc.	202,439	8,544,950
MB Financial, Inc.	185,811	8,272,306
National Commerce Corp.*(a)	35,999	1,448,960
Pinnacle Financial Partners, Inc.	153,080	10,149,204
Prosperity Bancshares, Inc.	62,484	4,378,254
Renasant Corp.	165,815	6,780,175
Sandy Spring Bancorp, Inc.	61,059	2,382,522

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
South State Corp.	86,323	$7,523,049
State Bank Financial Corp.	119,224	3,557,644
Texas Capital Bancshares, Inc.*	95,531	8,492,706
Towne Bank	46,650	1,434,488
TriCo Bancshares	64,856	2,455,448
Webster Financial Corp.(a)	140,293	7,878,855

		195,268,167

Biotechnology — 0.3%
Emergent BioSolutions, Inc.*	62,802	2,918,409

Building Products — 0.5%
Gibraltar Industries, Inc.*	58,566	1,932,677
Patrick Industries, Inc.*	39,245	2,725,565

		4,658,242

Capital Markets — 1.4%
Golub Capital BDC, Inc.	57,211	1,041,240
OM Asset Management PLC	239,030	4,003,753
Stifel Financial Corp.	129,082	7,688,124
Virtu Financial, Inc. (Class A Stock)(a)	88,264	1,615,231

		14,348,348

Chemicals — 1.4%
Olin Corp.	186,977	6,652,642
Quaker Chemical Corp.	22,263	3,357,038
Trinseo SA	22,180	1,610,267
Tronox Ltd. (Class A Stock)	89,162	1,828,713
Venator Materials PLC*(a)	62,847	1,390,176

		14,838,836

Commercial Services & Supplies — 1.5%
ABM Industries, Inc.(a)	170,465	6,429,940
Advanced Disposal Services, Inc.*	130,953	3,135,015
Mobile Mini, Inc.	97,523	3,364,544
US Ecology, Inc.	50,466	2,573,766

		15,503,265

Communications Equipment — 1.5%
Extreme Networks, Inc.*	147,513	1,846,863
Finisar Corp.*(a)	117,708	2,395,358
NetScout Systems, Inc.*	191,358	5,826,851
Viavi Solutions, Inc.*	602,260	5,263,752

		15,332,824

Construction & Engineering — 0.8%
EMCOR Group, Inc.	56,152	4,590,425
Granite Construction, Inc.(a)	50,978	3,233,535

		7,823,960

Construction Materials — 1.4%
Eagle Materials, Inc.	69,085	7,827,331
Summit Materials, Inc. (Class A Stock)*	96,057	3,020,032
U.S. Concrete, Inc.*(a)	39,770	3,326,761

		14,174,124

Containers & Packaging — 0.5%
Berry Global Group, Inc.*	89,889	5,273,788

Diversified Consumer Services — 0.4%
Adtalem Global Education, Inc.*(a)	13,133	552,243

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Diversified Consumer Services (continued)
Chegg, Inc.*(a)	233,530	$3,811,210

		4,363,453

Electric Utilities — 2.5%
IDACORP, Inc.	85,441	7,805,890
PNM Resources, Inc.	195,051	7,889,813
Portland General Electric Co.	216,970	9,889,493

		25,585,196

Electronic Equipment, Instruments & Components — 2.9%
Anixter International, Inc.*	78,115	5,936,739
CTS Corp.	140,849	3,626,862
II-VI, Inc.*	97,470	4,576,217
Knowles Corp.*(a)	123,869	1,815,920
SYNNEX Corp.	59,378	8,072,439
Tech Data Corp.*	58,519	5,733,106

		29,761,283

Energy Equipment & Services — 0.9%
C&J Energy Services, Inc.*	156,319	5,231,997
NCS Multistage Holdings, Inc.*(a)	78,845	1,162,175
Transocean Ltd.*(a)	250,327	2,673,492

		9,067,664

Equity Real Estate Investment Trusts (REITs) — 7.6%
Acadia Realty Trust	321,362	8,792,464
Chesapeake Lodging Trust(a)	351,435	9,520,374
Columbia Property Trust, Inc.	358,573	8,229,250
CyrusOne, Inc.	143,401	8,536,662
Hudson Pacific Properties, Inc.	127,825	4,378,006
Life Storage, Inc.(a)	107,817	9,603,260
National Health Investors, Inc.(a)	95,295	7,183,337
Pebblebrook Hotel Trust(a)	360,069	13,383,765
PS Business Parks, Inc.	32,964	4,123,467
RLJ Lodging Trust	181,281	3,982,744

		77,733,329

Food & Staples Retailing — 0.2%
United Natural Foods, Inc.*	39,562	1,949,220

Food Products — 1.2%
B&G Foods, Inc.(a)	60,100	2,112,515
Hostess Brands, Inc.*(a)	210,602	3,119,016
Simply Good Foods Co. (The)*(a)	513,199	7,318,218

		12,549,749

Gas Utilities — 1.5%
Chesapeake Utilities Corp.	32,568	2,558,216
New Jersey Resources Corp.	164,285	6,604,257
South Jersey Industries, Inc.	209,356	6,538,188

		15,700,661

Health Care Equipment & Supplies — 2.3%
CONMED Corp.	94,087	4,795,614
Halyard Health, Inc.*	132,802	6,132,796
ICU Medical, Inc.*	15,820	3,417,119
Integra LifeSciences Holdings Corp.*	81,807	3,915,283
Quidel Corp.*	77,602	3,364,047
Wright Medical Group NV*(a)	101,841	2,260,870

		23,885,729

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services — 1.0%
Acadia Healthcare Co., Inc.*(a)	105,368	$3,438,158
Almost Family, Inc.*	35,499	1,964,870
AMN Healthcare Services, Inc.*(a)	71,080	3,500,689
Kindred Healthcare, Inc.	146,257	1,418,693

		10,322,410

Health Care Technology — 0.8%
Allscripts Healthcare Solutions, Inc.*	407,398	5,927,641
HMS Holdings Corp.*	160,942	2,727,967

		8,655,608

Hotels, Restaurants & Leisure — 4.1%
Boyd Gaming Corp.(a)	162,068	5,680,483
Del Taco Restaurants, Inc.*	224,421	2,719,983
Eldorado Resorts, Inc.*(a)	111,923	3,710,247
Extended Stay America, Inc.	228,843	4,348,017
Hilton Grand Vacations, Inc.*	257,426	10,799,021
ILG, Inc.	24,581	700,067
Marriott Vacations Worldwide Corp.(a)	37,101	5,016,426
Penn National Gaming, Inc.*	126,519	3,963,840
Red Rock Resorts, Inc. (Class A Stock)(a)	96,728	3,263,603
Vail Resorts, Inc.	6,811	1,447,133

		41,648,820

Household Durables — 1.6%
KB Home	49,651	1,586,349
Meritage Homes Corp.*	43,609	2,232,781
Taylor Morrison Home Corp. (Class A Stock)*	154,839	3,788,910
TopBuild Corp.*	90,273	6,837,277
William Lyon Homes (Class A Stock)*	60,934	1,771,961

		16,217,278

Insurance — 4.4%
AMERISAFE, Inc.(a)	50,633	3,118,993
CNO Financial Group, Inc.	375,100	9,261,219
Enstar Group Ltd. (Bermuda)*	21,045	4,224,784
James River Group Holdings Ltd.	90,663	3,627,427
Kinsale Capital Group, Inc.	87,312	3,929,039
Primerica, Inc.(a)	51,132	5,192,455
ProAssurance Corp.	78,378	4,479,303
RLI Corp.(a)	73,259	4,443,891
Selective Insurance Group, Inc.	114,063	6,695,498

		44,972,609

Internet Software & Services — 0.5%
Cornerstone OnDemand, Inc.*	133,749	4,725,352

IT Services — 0.7%
CACI International, Inc. (Class A Stock)*	34,477	4,563,031
Convergys Corp.(a)	102,520	2,409,219

		6,972,250

Machinery — 4.6%
CIRCOR International, Inc.(a)	92,089	4,482,893
Federal Signal Corp.	232,107	4,663,030
ITT, Inc.	108,572	5,794,488
Mueller Water Products, Inc. (Class A Stock)	306,527	3,840,783
RBC Bearings, Inc.*	27,357	3,457,925
Rexnord Corp.*	293,292	7,631,458

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Tennant Co.(a)	41,988	$3,050,428
Terex Corp.(a)	110,768	5,341,233
TriMas Corp.*	175,202	4,686,654
Watts Water Technologies, Inc. (Class A Stock)	61,583	4,677,229

		47,626,121

Media — 1.4%
Gray Television, Inc.*	98,968	1,657,713
Live Nation Entertainment, Inc.*(a)	130,925	5,573,477
Nexstar Media Group, Inc. (Class A Stock)(a)	81,673	6,386,829
WideOpenWest, Inc.*(a)	106,028	1,120,716

		14,738,735

Metals & Mining — 1.6%
Allegheny Technologies, Inc.*(a)	90,612	2,187,374
Carpenter Technology Corp.	70,434	3,591,430
Century Aluminum Co.*(a)	80,610	1,583,180
Cleveland-Cliffs, Inc.*(a)	79,865	575,827
Commercial Metals Co.	228,058	4,862,197
Kaiser Aluminum Corp.	26,921	2,876,509
Ryerson Holding Corp.*(a)	86,972	904,509

		16,581,026

Mortgage Real Estate Investment Trusts (REITs) — 1.8%
Blackstone Mortgage Trust, Inc. (Class A Stock)(a)	200,441	6,450,191
Granite Point Mortgage Trust, Inc.(a)	289,475	5,135,287
PennyMac Mortgage Investment Trust	286,434	4,602,994
Two Harbors Investment Corp.	142,865	2,322,985

		18,511,457

Multi-Utilities — 1.1%
Black Hills Corp.(a)	179,131	10,767,564

Oil, Gas & Consumable Fuels — 5.9%
Callon Petroleum Co.*(a)	643,810	7,822,292
Centennial Resource Development, Inc. (Class A Stock)*	126,745	2,509,551
CNX Resources Corp.*	203,156	2,972,172
Delek US Holdings, Inc.	89,127	3,114,097
Golar LNG Ltd. (Bermuda)(a)	277,167	8,262,348
Jagged Peak Energy, Inc.*(a)	171,469	2,705,781
Matador Resources Co.*(a)	95,510	2,973,226
PDC Energy, Inc.*	129,198	6,658,865
RSP Permian, Inc.*	247,329	10,061,344
SRC Energy, Inc.*(a)	666,556	5,685,723
WPX Energy, Inc.*	535,593	7,535,794

		60,301,193

Paper & Forest Products — 0.2%
KapStone Paper and Packaging Corp.	71,586	1,624,286

Pharmaceuticals — 0.3%
Impax Laboratories, Inc.*(a)	126,334	2,103,461
Prestige Brands Holdings, Inc.*	19,056	846,277

		2,949,738

Professional Services — 0.4%
On Assignment, Inc.*	67,459	4,335,590

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development — 0.5%
Kennedy-Wilson Holdings, Inc.(a)	290,019	$5,031,830

Road & Rail — 1.6%
ArcBest Corp.	56,715	2,027,561
Hertz Global Holdings, Inc.*(a)	40,590	897,039
Knight-Swift Transportation Holdings, Inc.(a)	151,541	6,625,373
Marten Transport Ltd.	120,180	2,439,653
Saia, Inc.*	64,566	4,568,045

		16,557,671

Semiconductors & Semiconductor Equipment — 1.8%
Cree, Inc.*(a)	158,044	5,869,754
Entegris, Inc.	183,286	5,581,059
Lattice Semiconductor Corp.*	391,069	2,260,379
Semtech Corp.*	144,217	4,932,221

		18,643,413

Software — 1.8%
Bottomline Technologies de, Inc.*	81,438	2,824,270
CommVault Systems, Inc.*	117,883	6,188,858
Monotype Imaging Holdings, Inc.	69,002	1,662,948
Verint Systems, Inc.*	188,330	7,881,611

		18,557,687

Specialty Retail — 3.1%
Aaron’s, Inc.	113,304	4,515,164
American Eagle Outfitters, Inc.	156,382	2,939,982
Burlington Stores, Inc.*	88,867	10,933,307
Caleres, Inc.	39,341	1,317,137
Children’s Place, Inc. (The)(a)	30,813	4,478,670
Guess?, Inc.(a)	19,058	321,699
Lithia Motors, Inc. (Class A Stock)	50,688	5,757,650
National Vision Holdings, Inc.*	8,492	344,860
Office Depot, Inc.	382,881	1,355,399

		31,963,868

Textiles, Apparel & Luxury Goods — 0.8%
Columbia Sportswear Co.	26,498	1,904,676
G-III Apparel Group Ltd.*	28,725	1,059,665
Steven Madden Ltd.*	44,112	2,060,030
Wolverine World Wide, Inc.	84,021	2,678,589

		7,702,960

Thrifts & Mortgage Finance — 2.7%
MGIC Investment Corp.*	691,808	9,761,411
OceanFirst Financial Corp.	148,923	3,909,229
Provident Financial Services, Inc.	157,794	4,255,704
Washington Federal, Inc.	176,482	6,044,509
WSFS Financial Corp.	76,788	3,674,306

		27,645,159

Trading Companies & Distributors — 2.7%
Beacon Roofing Supply, Inc.*	195,448	12,461,764
Foundation Building Materials, Inc.*(a)	176,786	2,614,665
H&E Equipment Services, Inc.	61,349	2,493,837
Kaman Corp.(a)	61,094	3,594,771
Univar, Inc.*	206,708	6,399,680

		27,564,717

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
TOTAL LONG-TERM INVESTMENTS (cost $802,859,381)		$1,016,911,719

SHORT-TERM INVESTMENTS — 22.3%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	5,715,890	5,715,890
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $222,979,409; includes $222,721,574 of cash collateral for securities on loan)(b)(w)	222,962,555	222,962,555

TOTAL SHORT-TERM INVESTMENTS (cost $228,695,299)		228,678,445

Value
TOTAL INVESTMENTS — 121.6% (cost $1,031,554,680)	$1,245,590,164
LIABILITIES IN EXCESS OF OTHER ASSETS — (21.6)%	(221,052,544)

NET ASSETS — 100.0%	$1,024,537,620

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $215,862,302; cash collateral of $222,721,574 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$21,552,964	$—	$—
Air Freight & Logistics	17,514,182	—	—
Airlines	5,835,212	—	—
Auto Components	12,417,829	—	—
Automobiles	4,237,943	—	—
Banks	195,268,167	—	—
Biotechnology	2,918,409	—	—
Building Products	4,658,242	—	—
Capital Markets	14,348,348	—	—
Chemicals	14,838,836	—	—
Commercial Services & Supplies	15,503,265	—	—
Communications Equipment	15,332,824	—	—
Construction & Engineering	7,823,960	—	—
Construction Materials	14,174,124	—	—
Containers & Packaging	5,273,788	—	—
Diversified Consumer Services	4,363,453	—	—
Electric Utilities	25,585,196	—	—
Electronic Equipment, Instruments & Components	29,761,283	—	—
Energy Equipment & Services	9,067,664	—	—
Equity Real Estate Investment Trusts (REITs)	77,733,329	—	—
Food & Staples Retailing	1,949,220	—	—
Food Products	12,549,749	—	—
Gas Utilities	15,700,661	—	—
Health Care Equipment & Supplies	23,885,729	—	—
Health Care Providers & Services	10,322,410	—	—
Health Care Technology	8,655,608	—	—
Hotels, Restaurants & Leisure	41,648,820	—	—
Household Durables	16,217,278	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Insurance	$44,972,609	$—	$—
Internet Software & Services	4,725,352	—	—
IT Services	6,972,250	—	—
Machinery	47,626,121	—	—
Media	14,738,735	—	—
Metals & Mining	16,581,026	—	—
Mortgage Real Estate Investment Trusts (REITs)	18,511,457	—	—
Multi-Utilities	10,767,564	—	—
Oil, Gas & Consumable Fuels	60,301,193	—	—
Paper & Forest Products	1,624,286	—	—
Pharmaceuticals	2,949,738	—	—
Professional Services	4,335,590	—	—
Real Estate Management & Development	5,031,830	—	—
Road & Rail	16,557,671	—	—
Semiconductors & Semiconductor Equipment	18,643,413	—	—
Software	18,557,687	—	—
Specialty Retail	31,963,868	—	—
Textiles, Apparel & Luxury Goods	7,702,960	—	—
Thrifts & Mortgage Finance	27,645,159	—	—
Trading Companies & Distributors	27,564,717	—	—
Affiliated Mutual Funds	228,678,445	—	—

Total	$1,245,590,164	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (21.7% represents investments purchased with collateral from securities on loan)	22.3%
Banks	19.1
Equity Real Estate Investment Trusts (REITs)	7.6
Oil, Gas & Consumable Fuels	5.9
Machinery	4.6
Insurance	4.4
Hotels, Restaurants & Leisure	4.1
Specialty Retail	3.1
Electronic Equipment, Instruments & Components	2.9
Thrifts & Mortgage Finance	2.7
Trading Companies & Distributors	2.7
Electric Utilities	2.5
Health Care Equipment & Supplies	2.3
Aerospace & Defense	2.1
Semiconductors & Semiconductor Equipment	1.8
Software	1.8
Mortgage Real Estate Investment Trusts (REITs)	1.8
Air Freight & Logistics	1.7
Metals & Mining	1.6
Road & Rail	1.6
Household Durables	1.6
Gas Utilities	1.5
Commercial Services & Supplies	1.5

Communications Equipment	1.5%
Chemicals	1.4
Media	1.4
Capital Markets	1.4
Construction Materials	1.4
Food Products	1.2
Auto Components	1.2
Multi-Utilities	1.1
Health Care Providers & Services	1.0
Energy Equipment & Services	0.9
Health Care Technology	0.8
Construction & Engineering	0.8
Textiles, Apparel & Luxury Goods	0.8
IT Services	0.7
Airlines	0.6
Containers & Packaging	0.5
Real Estate Management & Development	0.5
Internet Software & Services	0.5
Building Products	0.5
Diversified Consumer Services	0.4
Professional Services	0.4
Automobiles	0.4
Pharmaceuticals	0.3
Biotechnology	0.3
Food & Staples Retailing	0.2
Paper & Forest Products	0.2

121.6
Liabilities in excess of other assets	(21.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$215,862,302	$(215,862,302)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $215,862,302:
Unaffiliated investments (cost $802,859,381)	$1,016,911,719
Affiliated investments (cost $228,695,299)	228,678,445
Dividends and interest receivable	1,984,105
Receivable for investments sold	973,573
Tax reclaim receivable	38,049
Prepaid expenses	6,767

Total Assets	1,248,592,658

LIABILITIES:
Payable to broker for collateral for securities on loan	222,721,574
Management fees payable	449,801
Payable for investments purchased	382,365
Accrued expenses and other liabilities	262,217
Payable for fund share repurchased	196,368
Distribution fee payable	42,348
Affiliated transfer agent fee payable	365

Total Liabilities	224,055,038

NET ASSETS	$1,024,537,620

Net assets were comprised of:
Paid-in capital	$414,560,718
Retained earnings	609,976,902

Net assets, December 31, 2017	$1,024,537,620

Net asset value and redemption price per share, $1,024,537,620 / 43,141,481 outstanding shares of beneficial interest	$23.75

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net of $10 foreign withholding tax)	$14,098,404
Income from securities lending, net (including affiliated income of $348,252)	379,424
Affiliated dividend income	201,614
Interest income	222

14,679,664

EXPENSES
Management fees	7,414,722
Distribution fee	2,411,868
Custodian and accounting fees	117,237
Audit fee	23,000
Trustees’ fees	19,486
Legal fees and expenses	14,344
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	6,957
Shareholders’ reports	4,765
Miscellaneous	26,678

Total expenses	10,039,057
Less: management fee waivers and/or expense reimbursement	(125,417)

Net expenses	9,913,640

NET INVESTMENT INCOME (LOSS)	4,766,024

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $(19,399))	89,856,571

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(17,149))	18,330,240
Foreign currencies	2,230

18,332,470

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	108,189,041

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$112,955,065

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$4,766,024	$5,808,796
Net realized gain (loss) on investment transactions	89,856,571	42,134,641
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	18,332,470	131,514,403

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	112,955,065	179,457,840

FUND SHARE TRANSACTIONS:
Fund share sold [2,093,476 and 7,120,000 shares, respectively]	45,036,704	120,528,926
Fund share repurchased [3,028,906 and 10,060,548 shares, respectively]	(66,713,079)	(167,889,521)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(21,676,375)	(47,360,595)

CAPITAL CONTRIBUTIONS	—	435,821

TOTAL INCREASE (DECREASE) IN NET ASSETS	91,278,690	132,533,066
NET ASSETS:
Beginning of year	933,258,930	800,725,864

End of year	$1,024,537,620	$933,258,930

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 0.6%
Embraer SA (Brazil), ADR(a)	466,800	$11,170,524

Auto Components — 1.9%
Adient PLC	172,400	13,567,879
Magna International, Inc. (Canada)	398,800	22,599,996

		36,167,875

Automobiles — 3.0%
General Motors Co.	1,011,900	41,477,781
Harley-Davidson, Inc.(a)	284,700	14,485,536

		55,963,317

Banks — 13.8%
Bank of America Corp.	1,822,454	53,798,842
Citigroup, Inc.	961,660	71,557,121
Citizens Financial Group, Inc.	550,700	23,118,386
JPMorgan Chase & Co.	401,700	42,957,798
Wells Fargo & Co.	1,131,383	68,641,007

		260,073,154

Beverages — 1.3%
PepsiCo, Inc.	205,200	24,607,584

Building Products — 2.5%
Johnson Controls International PLC(a)	1,211,707	46,178,154

Capital Markets — 3.0%
Goldman Sachs Group, Inc. (The)	133,500	34,010,460
State Street Corp.	238,900	23,319,029

		57,329,489

Communications Equipment — 3.7%
ARRIS International PLC*	488,400	12,546,995
Telefonaktiebolaget LM Ericsson (Sweden), ADR(a)	8,700,400	58,118,672

		70,665,667

Construction & Engineering — 0.8%
Fluor Corp.	288,300	14,890,695

Consumer Finance — 5.0%
Capital One Financial Corp.	558,000	55,565,640
Discover Financial Services	508,300	39,098,436

		94,664,076

Containers & Packaging — 1.8%
International Paper Co.	581,700	33,703,698

Electric Utilities — 0.3%
PPL Corp.	195,700	6,056,915

Electronic Equipment, Instruments & Components — 3.2%
Corning, Inc.	1,581,800	50,601,782
TE Connectivity Ltd.	95,200	9,047,808

		59,649,590

Energy Equipment & Services — 1.2%
National Oilwell Varco, Inc.(a)	625,200	22,519,704

Food & Staples Retailing — 0.5%
Wal-Mart Stores, Inc.	92,700	9,154,125

Food Products — 0.8%
Mondelez International, Inc. (Class A Stock)	334,300	14,308,040

Health Care Equipment & Supplies — 3.9%
Koninklijke Philips NV (Netherlands), NVDR(a)	1,000,097	37,803,667

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
Medtronic PLC	218,100	$17,611,575
Zimmer Biomet Holdings, Inc.	142,900	17,243,743

		72,658,985

Health Care Providers & Services — 1.7%
Anthem, Inc.	142,800	32,131,428

Independent Power & Renewable Electricity Producers — 0.5%
Calpine Corp.*	597,500	9,040,175

Insurance — 6.4%
American International Group, Inc.	1,549,400	92,313,252
Travelers Cos., Inc. (The)	205,900	27,928,276

		120,241,528

Machinery — 5.1%
CNH Industrial NV (United Kingdom)(a)	2,633,300	35,286,220
Cummins, Inc.	294,700	52,055,808
PACCAR, Inc.	132,600	9,425,208

		96,767,236

Media — 5.6%
CBS Corp. (Class B Stock)(a)	385,500	22,744,500
Comcast Corp. (Class A Stock)	700,100	28,039,005
Discovery Communications, Inc. (Class A Stock)*(a)	1,647,000	36,859,860
Discovery Communications, Inc. (Class C Stock)*(a)	880,400	18,638,068

		106,281,433

Multiline Retail — 0.6%
Target Corp.	177,600	11,588,400

Oil, Gas & Consumable Fuels — 13.0%
Andeavor	191,100	21,850,374
Apache Corp.(a)	1,047,400	44,221,228
Hess Corp.(a)	830,200	39,409,594
Marathon Oil Corp.	3,552,000	60,135,360
Murphy Oil Corp.(a)	1,445,600	44,885,880
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR(a)	525,593	35,062,309

		245,564,745

Pharmaceuticals — 2.6%
GlaxoSmithKline PLC (United Kingdom), ADR(a)	753,700	26,733,739
Sanofi (France), ADR(a)	508,800	21,878,400

		48,612,139

Software — 7.3%
Microsoft Corp.	857,450	73,346,285
Oracle Corp.	1,375,200	65,019,456

		138,365,741

Specialty Retail — 0.6%
Bed Bath & Beyond, Inc.(a)	522,900	11,498,571

Technology Hardware, Storage & Peripherals — 5.0%
Hewlett Packard Enterprise Co.	6,521,500	93,648,740

Wireless Telecommunication Services — 2.7%
Vodafone Group PLC (United Kingdom), ADR(a)	1,591,745	50,776,666

TOTAL LONG-TERM INVESTMENTS (cost $1,577,117,723)		1,854,278,394

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SHORT-TERM INVESTMENTS — 18.9%	Shares	Value
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2— Prudential Core Ultra Short Bond Fund(w)	26,405,740	$26,405,740
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $329,300,877; includes $328,917,036 of cash collateral for securities on loan)(b)(w)	329,281,772	329,281,772

TOTAL SHORT-TERM INVESTMENTS (cost $355,706,616)		355,687,512

TOTAL INVESTMENTS — 117.3% (cost $1,932,824,339)		2,209,965,906
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.3)%		(326,020,768)

NET ASSETS — 100.0%		$1,883,945,138

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $319,329,218; cash collateral of $328,917,036 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$11,170,524	$—	$—
Auto Components	36,167,875	—	—
Automobiles	55,963,317	—	—
Banks	260,073,154	—	—
Beverages	24,607,584	—	—
Building Products	46,178,154	—	—
Capital Markets	57,329,489	—	—
Communications Equipment	70,665,667	—	—
Construction & Engineering	14,890,695	—	—
Consumer Finance	94,664,076	—	—
Containers & Packaging	33,703,698	—	—
Electric Utilities	6,056,915	—	—
Electronic Equipment, Instruments & Components	59,649,590	—	—
Energy Equipment & Services	22,519,704	—	—
Food & Staples Retailing	9,154,125	—	—
Food Products	14,308,040	—	—
Health Care Equipment & Supplies	72,658,985	—	—
Health Care Providers & Services	32,131,428	—	—
Independent Power & Renewable Electricity Producers	9,040,175	—	—
Insurance	120,241,528	—	—
Machinery	96,767,236	—	—
Media	106,281,433	—	—
Multiline Retail	11,588,400	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Oil, Gas & Consumable Fuels	$245,564,745	$—	$—
Pharmaceuticals	48,612,139	—	—
Software	138,365,741	—	—
Specialty Retail	11,498,571	—	—
Technology Hardware, Storage & Peripherals	93,648,740	—	—
Wireless Telecommunication Services	50,776,666	—	—
Affiliated Mutual Funds	355,687,512	—	—

Total	$2,209,965,906	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (17.5% represents investments purchased with collateral from securities on loan)	18.9%
Banks	13.8
Oil, Gas & Consumable Fuels	13.0
Software	7.3
Insurance	6.4
Media	5.6
Machinery	5.1
Consumer Finance	5.0
Technology Hardware, Storage & Peripherals	5.0
Health Care Equipment & Supplies	3.9
Communications Equipment	3.7
Electronic Equipment, Instruments & Components	3.2
Capital Markets	3.0
Automobiles	3.0

Wireless Telecommunication Services	2.7%
Pharmaceuticals	2.6
Building Products	2.5
Auto Components	1.9
Containers & Packaging	1.8
Health Care Providers & Services	1.7
Beverages	1.3
Energy Equipment & Services	1.2
Construction & Engineering	0.8
Food Products	0.8
Multiline Retail	0.6
Specialty Retail	0.6
Aerospace & Defense	0.6
Food & Staples Retailing	0.5
Independent Power & Renewable Electricity Producers	0.5
Electric Utilities	0.3

117.3
Liabilities in excess of other assets	(17.3)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liablities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$319,329,218	$(319,329,218)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $319,329,218:
Unaffiliated investments (cost $1,577,117,723)	$1,854,278,394
Affiliated investments (cost $355,706,616)	355,687,512
Dividends receivable	3,153,652
Receivable for fund share sold	2,441,491
Tax reclaim receivable	1,445,128
Receivable for investments sold	282
Prepaid expenses	11,950

Total Assets	2,217,018,409

LIABILITIES:
Payable to broker for collateral for securities on loan	328,917,036
Payable for fund share repurchased	2,914,273
Management fees payable	557,434
Accrued expenses and other liabilities	386,326
Payable for investments purchased	219,847
Distribution fee payable	77,943
Affiliated transfer agent fee payable	365
Deferred trustees’ fees	47

Total Liabilities	333,073,271

NET ASSETS	$1,883,945,138

Net assets were comprised of:
Paid-in capital	$1,128,953,540
Retained earnings	754,991,598

Net assets, December 31, 2017	$1,883,945,138

Net asset value and redemption price per share, $1,883,945,138 / 63,312,790 outstanding shares of beneficial interest	$29.76

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $668,582, of which $3,459 is reimbursable by an affiliate)	$36,327,749
Income from securities lending, net (including affiliated income of $371,196)	819,808
Affiliated dividend income	349,832

37,497,389

EXPENSES
Management fees	9,432,897
Distribution fee	4,198,144
Custodian and accounting fees	131,277
Audit fee	27,900
Trustees’ fees	26,586
Legal fees and expenses	16,644
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,245
Shareholders’ reports	5,867
Miscellaneous	34,763

Total expenses	13,881,323

NET INVESTMENT INCOME (LOSS)	23,616,066

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(44,388))	129,652,286
Foreign currency transactions	(517)

129,651,769

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(13,643))	147,141,632
Foreign currencies	9,898

147,151,530

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	276,803,299

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$300,419,365

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$23,616,066	$19,894,755
Net realized gain (loss) on investment and foreign currency transactions	129,651,769	5,160,470
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	147,151,530	164,477,354

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	300,419,365	189,532,579

FUND SHARE TRANSACTIONS:
Fund share sold [14,878,713 and 13,275,697 shares, respectively]	397,216,548	287,970,159
Fund share repurchased [9,172,736 and 27,188,731 shares, respectively]	(251,379,176)	(531,465,776)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	145,837,372	(243,495,617)

CAPITAL CONTRIBUTIONS	—	2,204,516

TOTAL INCREASE (DECREASE) IN NET ASSETS	446,256,737	(51,758,522)
NET ASSETS:
Beginning of year	1,437,688,401	1,489,446,923

End of year	$1,883,945,138	$1,437,688,401

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 98.2%
COMMON STOCKS — 97.0%	Shares	Value
Argentina — 1.4%
MercadoLibre, Inc.(a)	112,891	$35,522,282

Australia — 2.5%
BHP Billiton PLC	900,964	18,217,766
Brambles Ltd.	377,287	2,956,825
CSL Ltd.	158,444	17,412,005
Insurance Australia Group Ltd.	1,980,911	11,157,015
Macquarie Group Ltd.	182,351	14,103,918

		63,847,529

Austria — 0.7%
ANDRITZ AG	164,900	9,304,743
BAWAG Group AG, 144A*	169,984	9,067,826

		18,372,569

Belgium — 0.9%
KBC Group NV	283,511	24,158,873

Brazil — 0.8%
Raia Drogasil SA	739,952	20,478,007

Canada — 4.2%
Alimentation Couche-Tard, Inc. (Class B Stock)	289,129	15,086,691
Brookfield Asset Management, Inc. (Class A Stock)(a)	399,718	17,403,722
Canadian National Railway Co.	243,632	20,089,464
Constellation Software, Inc.	24,310	14,737,236
Suncor Energy, Inc.	685,988	25,185,637
Toronto-Dominion Bank (The)	263,085	15,414,646

		107,917,396

China — 8.6%
Alibaba Group Holding Ltd., ADR*(a)	587,430	101,290,555
Baidu, Inc., ADR*	48,366	11,327,801
China Merchants Bank Co. Ltd. (Class H Stock)	3,924,000	15,535,362
NetEase, Inc., ADR	37,056	12,786,914
Tencent Holdings Ltd.	1,539,719	79,692,706

		220,633,338

Denmark — 1.8%
Novo Nordisk A/S (Class B Stock)	384,084	20,638,943
Novozymes A/S (Class B Stock)	291,000	16,612,415
Orsted A/S, 144A	144,289	7,865,022

		45,116,380

Finland — 0.5%
Sampo OYJ (Class A Stock)	234,376	12,863,025

France — 12.8%
Air Liquide SA	74,690	9,389,575
Arkema SA	201,906	24,582,946
BNP Paribas SA	222,431	16,546,287
Cie Generale des Etablissements Michelin (Class B Stock)	73,954	10,579,479
Dassault Systemes SE	139,397	14,801,034
Elior Group SA, 144A	115,094	2,373,611
Kering	86,368	40,655,647
L’Oreal SA	110,959	24,586,319
LVMH Moet Hennessy Louis Vuitton SE	152,859	44,864,806

COMMON STOCKS (continued)	Shares	Value
France (continued)
Pernod Ricard SA	80,995	$12,809,725
Remy Cointreau SA	91,515	12,679,839
Safran SA	129,320	13,338,752
Schneider Electric SE*	122,145	10,355,486
Sodexo SA	85,612	11,476,993
SPIE SA	367,175	9,546,199
TOTAL SA	441,283	24,358,722
Valeo SA	643,021	47,899,044

		330,844,464

Germany — 6.5%
adidas AG	58,453	11,689,969
Brenntag AG	128,695	8,113,375
Continental AG	44,055	11,845,479
CTS Eventim AG & Co. KGaA	255,372	11,872,633
Deutsche Boerse AG	107,170	12,404,413
Fresenius SE & Co. KGaA	189,888	14,767,887
Gerresheimer AG	10,410	860,968
Infineon Technologies AG	1,422,774	38,748,019
Rational AG	13,103	8,429,362
SAP SE, ADR	171,200	19,236,032
Wirecard AG	261,970	29,115,903

		167,084,040

Hong Kong — 3.0%
AIA Group Ltd.	4,246,836	36,122,090
Galaxy Entertainment Group Ltd. (Class L Stock)	1,399,000	11,169,326
Techtronic Industries Co. Ltd.	4,543,463	29,557,188

		76,848,604

India — 2.7%
HDFC Bank Ltd., ADR	231,444	23,530,911
Hero MotoCorp Ltd.	182,976	10,837,958
Housing Development Finance Corp. Ltd.	423,555	11,342,230
Maruti Suzuki India Ltd.	157,650	24,005,273

		69,716,372

Ireland — 1.1%
AerCap Holdings NV*	252,400	13,278,764
Kingspan Group PLC	367,542	16,104,913

		29,383,677

Israel — 0.9%
Check Point Software Technologies Ltd.*(a)	186,881	19,364,609
Tower Semiconductor Ltd.*(a)	130,100	4,433,808

		23,798,417

Italy — 2.3%
Azimut Holding SpA	384,720	7,360,115
Brembo SpA	1,023,339	15,546,612
Brunello Cucinelli SpA(a)	495,685	16,037,815
Brunello Cucinelli SpA, 144A(a)	92,454	2,991,335
Ferrari NV	156,748	16,424,057

		58,359,934

Japan — 12.7%
Bridgestone Corp.(a)	182,700	8,455,766
Daikin Industries Ltd.	279,991	33,084,570
FANUC Corp.	138,325	33,183,675

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Hoya Corp.	115,000	$5,727,367
Kansai Paint Co. Ltd.	540,700	14,030,759
Kao Corp.	163,700	11,061,145
Keyence Corp.	128,831	71,969,035
Komatsu Ltd.	410,800	14,846,197
Kose Corp.	76,400	11,905,192
Mitsubishi UFJ Financial Group, Inc.	1,900,800	13,833,956
Nabtesco Corp.	162,000	6,190,301
Nippon Prologis REIT, Inc.	4,023	8,500,457
Nitori Holdings Co. Ltd.	84,400	12,012,188
Omron Corp.	91,200	5,424,481
ORIX Corp.	945,990	15,950,224
Park24 Co. Ltd.	113,600	2,719,516
Santen Pharmaceutical Co. Ltd.	627,300	9,823,747
Shionogi & Co. Ltd.	180,900	9,774,914
SMC Corp.	39,300	16,128,107
Suzuki Motor Corp.	154,100	8,919,871
Tokyo Electron Ltd.	20,900	3,770,139
Toyota Motor Corp.	151,100	9,629,603

		326,941,210

Luxembourg — 0.2%
Tenaris SA	405,571	6,437,197

Netherlands — 3.6%
ASML Holding NV	288,524	50,162,190
Heineken NV	101,357	10,566,159
Koninklijke Philips NV	393,491	14,857,657
Royal Dutch Shell PLC (Class A Stock)	517,492	17,245,399

		92,831,405

Singapore — 0.2%
DBS Group Holdings Ltd.	235,700	4,359,574

South Africa — 0.3%
Bid Corp. Ltd.	333,351	8,102,086

Spain — 1.1%
Amadeus IT Group SA	167,615	12,061,960
Industria de Diseno Textil SA	505,864	17,589,742

		29,651,702

Sweden — 2.4%
Atlas Copco AB (Class A Stock)	940,222	40,576,295
Hexagon AB (Class B Stock)	230,969	11,586,349
Nordea Bank AB	746,459	9,038,099

		61,200,743

Switzerland — 8.4%
Cie Financiere Richemont SA	79,750	7,222,788
Ferguson PLC	148,694	10,670,840
Geberit AG	25,946	11,420,560
Givaudan SA	15,303	35,348,818
Julius Baer Group Ltd.*	166,705	10,194,355
Lonza Group AG*	64,631	17,431,387
Novartis AG	146,375	12,317,823
Partners Group Holding AG(a)	34,984	23,970,802
Roche Holding AG	60,730	15,355,907
SGS SA	6,165	16,072,383
Sonova Holding AG	55,120	8,603,843
Straumann Holding AG	36,403	25,680,480
Temenos Group AG*	103,062	13,188,926

COMMON STOCKS (continued)	Shares	Value
Switzerland (continued)
UBS Group AG*	553,495	$10,169,230

		217,648,142

Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,463,000	18,859,376

Thailand — 0.6%
CP ALL PCL	6,040,701	14,256,907

United Kingdom — 11.7%
Ashtead Group PLC	670,694	17,988,964
ASOS PLC*	183,002	16,509,721
Barclays PLC	3,432,515	9,396,048
Bunzl PLC	412,784	11,533,231
Compass Group PLC	2,182,662	47,062,921
DCC PLC	89,480	9,004,993
Experian PLC	670,875	14,787,861
Howden Joinery Group PLC	1,551,685	9,767,617
Lloyds Banking Group PLC	12,284,889	11,265,007
London Stock Exchange Group PLC	160,313	8,199,478
Micro Focus International PLC	219,003	7,443,193
Prudential PLC	520,390	13,327,325
RELX PLC	1,257,411	29,483,969
Spectris PLC	278,291	9,316,099
St. James’s Place PLC	2,579,185	42,608,411
Unilever NV, CVA	674,049	37,950,869
Worldpay Group PLC, 144A	946,898	5,433,849

		301,079,556

United States — 4.4%
Albemarle Corp.(a)	175,341	22,424,360
Aon PLC	105,659	14,158,305
Aptiv PLC	69,400	5,887,202
Broadcom Ltd.	59,628	15,318,433
Core Laboratories NV(a)	31,200	3,417,960
Delphi Technologies PLC*	23,133	1,213,789
Nielsen Holdings PLC(a)	204,100	7,429,240
Samsonite International SA	2,325,200	10,665,773
Sensata Technologies Holding NV*(a)	221,900	11,341,309
TE Connectivity Ltd.	73,611	6,995,989
Yum China Holdings, Inc.	362,300	14,499,245

		113,351,605

TOTAL COMMON STOCKS (cost $1,867,247,897)		2,499,664,410

PREFERRED STOCKS — 1.2%
Germany
Henkel AG & Co. KGaA (PRFC)	106,892	14,115,632
Sartorius AG (PRFC)(a)	189,021	17,955,493

TOTAL PREFERRED STOCKS (cost $26,829,599)		32,071,125

TOTAL LONG-TERM INVESTMENTS (cost $1,894,077,496)		2,531,735,535

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SHORT-TERM INVESTMENTS — 11.0%	Shares	Value
AFFILIATED MUTUAL FUNDS — 10.3%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	19,026,284	$19,026,284
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $244,497,443; includes $244,204,643 of cash collateral for securities on loan)(b)(w)	244,482,342	244,482,342

TOTAL AFFILIATED MUTUAL FUNDS (cost $263,523,727)		263,508,626

UNAFFILIATED FUND — 0.7%
BlackRock Liquidity Funds FedFund Portfolio (cost $18,568,163)	18,568,163	18,568,163

TOTAL SHORT-TERM INVESTMENTS (cost $282,091,890)		282,076,789

Value
TOTAL INVESTMENTS — 109.2% (cost $2,176,169,386)	$2,813,812,324
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.2)%	(236,649,297)

NET ASSETS — 100.0%	$2,577,163,027

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $237,863,851; cash collateral of $244,204,643 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$35,522,282	$—	$—
Australia	—	63,847,529	—
Austria	9,067,826	9,304,743	—
Belgium	—	24,158,873	—
Brazil	20,478,007	—	—
Canada	107,917,396	—	—
China	125,405,270	95,228,068	—
Denmark	—	45,116,380	—
Finland	—	12,863,025	—
France	—	330,844,464	—
Germany	19,236,032	147,848,008	—
Hong Kong	—	76,848,604	—
India	23,530,911	46,185,461	—
Ireland	13,278,764	16,104,913	—
Israel	23,798,417	—	—
Italy	—	58,359,934	—
Japan	—	326,941,210	—
Luxembourg	—	6,437,197	—
Netherlands	—	92,831,405	—
Singapore	—	4,359,574	—
South Africa	—	8,102,086	—
Spain	—	29,651,702	—
Sweden	—	61,200,743	—
Switzerland	—	217,648,142	—
Taiwan	—	18,859,376	—
Thailand	—	14,256,907	—
United Kingdom	—	301,079,556	—

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
United States	$102,685,832	$10,665,773	$—
Preferred Stocks
Germany	—	32,071,125	—
Affiliated Mutual Funds	263,508,626	—	—
Unaffiliated Fund	18,568,163	—	—

Total	$762,997,526	$2,050,814,798	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (9.5% represents investments purchased with collateral from securities on loan)	10.3%
Internet Software & Services	9.3
Banks	5.9
Capital Markets	5.7
Textiles, Apparel & Luxury Goods	5.2
Semiconductors & Semiconductor Equipment	5.1
Machinery	5.0
Chemicals	4.8
Electronic Equipment, Instruments & Components	4.1
Auto Components	3.9
Software	3.4
Insurance	3.4
Hotels, Restaurants & Leisure	3.4
Personal Products	3.3
Trading Companies & Distributors	2.8
Automobiles	2.7
Pharmaceuticals	2.6
Professional Services	2.6
Oil, Gas & Consumable Fuels	2.6
Building Products	2.4
Food & Staples Retailing	2.3

Health Care Equipment & Supplies	1.8%
IT Services	1.8
Beverages	1.4
Specialty Retail	1.2
Household Durables	1.1
Healthcare Equipment & Supplies	1.0
Electrical Equipment	0.8
Road & Rail	0.8
Unaffiliated Fund	0.7
Life Sciences Tools & Services	0.7
Metals & Mining	0.7
Biotechnology	0.7
Internet & Direct Marketing Retail	0.6
Diversified Financial Services	0.6
Commercial Services & Supplies	0.6
Health Care Providers & Services	0.6
Household Products	0.6
Aerospace & Defense	0.5
Media	0.5
Thrifts & Mortgage Finance	0.4
Energy Equipment & Services	0.4
Industrial Conglomerates	0.3
Equity Real Estate Investment Trusts (REITs)	0.3
Electric Utilities	0.3

109.2
Liabilities in excess of other assets	(9.2)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2017, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$47

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

For the year ended December 31, 2017, the Portfolio did not have any net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$237,863,851	$(237,863,851)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $237,863,851:
Unaffiliated investments (cost $1,912,645,659)	$2,550,303,698
Affiliated investments (cost $263,523,727)	263,508,626
Cash	47,613
Foreign currency, at value (cost $446,947)	450,415
Tax reclaim receivable	9,615,826
Receivable for fund share sold	2,664,606
Receivable for investments sold	1,612,041
Dividends receivable	1,107,560
Receivable from affiliate	93,432
Prepaid expenses	16,782

Total Assets	2,829,420,599

LIABILITIES:
Payable to broker for collateral for securities on loan	244,204,643
Payable for fund share repurchased	3,790,110
Payable for investments purchased	1,755,348
Foreign capital gains tax liability accrued	1,105,534
Management fees payable	880,963
Accrued expenses and other liabilities	414,852
Distribution fee payable	105,757
Affiliated transfer agent fee payable	365

Total Liabilities	252,257,572

NET ASSETS	$2,577,163,027

Net assets were comprised of:
Paid-in capital	$1,565,031,649
Retained earnings	1,012,131,378

Net assets, December 31, 2017	$2,577,163,027

Net asset value and redemption price per share, $2,577,163,027 / 143,767,348 outstanding shares of beneficial interest	$17.93

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $4,442,400, of which $619,053 is reimbursable by an affiliate)	$39,606,985
Income from securities lending, net (including affiliated income of $576,147)	1,282,595
Affiliated dividend income	259,348

41,148,928

EXPENSES
Management fees	19,040,079
Distribution fee	5,883,202
Custodian and accounting fees	641,726
Trustees’ fees	32,102
Audit fee	27,815
Legal fees and expenses	18,718
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,457
Shareholders’ reports	6,436
Miscellaneous	95,454

Total expenses	25,752,989
Less: management fee waivers and/or expense reimbursement	(258,861)

Net expenses	25,494,128

NET INVESTMENT INCOME (LOSS)	15,654,800

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(30,693)) (net of foreign capital gains taxes $(66,907))	163,852,127
Foreign currency transactions	(62,498)

163,789,629

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(10,016)) (net of change in foreign capital gains taxes $(1,105,534))	519,061,218
Foreign currencies	1,248,987

520,310,205

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	684,099,834

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$699,754,634

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$15,654,800	$15,947,349
Net realized gain (loss) on investment and foreign currency transactions	163,789,629	(52,676,320)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	520,310,205	(54,266,119)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	699,754,634	(90,995,090)

FUND SHARE TRANSACTIONS:
Fund share sold [10,077,102 and 18,335,494 shares, respectively]	146,531,686	239,293,863
Fund share repurchased [14,308,739 and 31,911,603 shares, respectively]	(228,186,355)	(416,577,389)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(81,654,669)	(177,283,526)

CAPITAL CONTRIBUTIONS	—	3,507,202

TOTAL INCREASE (DECREASE) IN NET ASSETS	618,099,965	(264,771,414)
NET ASSETS:
Beginning of year	1,959,063,062	2,223,834,476

End of year	$2,577,163,027	$1,959,063,062

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS — 98.0%	Shares	Value
Australia — 5.2%
AGL Energy Ltd.	464,300	$8,798,503
Ausdrill Ltd.	793,540	1,626,767
Australia & New Zealand Banking Group Ltd.	298,300	6,654,790
Bendigo & Adelaide Bank Ltd.	547,900	4,971,916
BHP Billiton PLC	1,072,298	21,682,191
Caltex Australia Ltd.	474,520	12,570,614
CSR Ltd.	1,070,300	3,957,021
Downer EDI Ltd.	1,346,124	7,241,734
Fortescue Metals Group Ltd.	897,300	3,395,714
Harvey Norman Holdings Ltd.(a)	1,224,000	3,969,296
LendLease Group	707,400	8,993,400
Metcash Ltd.	2,725,199	6,607,262
Mineral Resources Ltd.	497,700	8,167,215
Myer Holdings Ltd.(a)	3,255,300	1,673,290
National Australia Bank Ltd.	269,136	6,180,757
Qantas Airways Ltd.	1,938,002	7,599,003
Wesfarmers Ltd.	199,600	6,901,753

		120,991,226

Austria — 0.7%
OMV AG	132,300	8,371,124
voestalpine AG	144,800	8,644,973

		17,016,097

Belgium — 1.3%
AGFA-Gevaert NV*	708,900	3,303,002
Anheuser-Busch InBev SA/NV	134,934	15,064,181
Bekaert SA	60,500	2,638,314
bpost SA	55,400	1,686,055
KBC Group NV	82,671	7,044,660

		29,736,212

Brazil — 0.3%
Cielo SA	1,074,400	7,618,066

Canada — 1.7%
Canadian National Railway Co.	104,830	8,644,097
National Bank of Canada	277,400	13,841,311
Suncor Energy, Inc.	461,360	16,938,555

		39,423,963

China — 0.2%
China Resources Cement Holdings Ltd.	6,988,000	4,585,365

Denmark — 1.5%
AP Moller - Maersk A/S (Class B Stock)	6,385	11,128,970
Carlsberg A/S (Class B Stock)	95,468	11,450,264
Danske Bank A/S	248,400	9,668,224
Dfds A/S	34,379	1,836,113

		34,083,571

Finland — 1.1%
Sampo OYJ (Class A Stock)	238,065	13,065,484
UPM-Kymmene OYJ	401,400	12,461,365

		25,526,849

France — 10.8%
Air Liquide SA	127,322	16,006,151
Arkema SA	38,800	4,724,071

COMMON STOCKS (continued)	Shares	Value
France (continued)
Atos SE	73,100	$10,627,997
AXA SA	323,600	9,589,288
BNP Paribas SA	105,500	7,847,977
Capgemini SE	170,447	20,188,008
Carrefour SA	324,700	7,000,650
Cie Generale des Etablissements Michelin	188,717	26,996,885
CNP Assurances	312,500	7,208,529
Credit Agricole SA	466,400	7,701,196
Electricite de France SA	674,800	8,429,260
Engie SA	355,700	6,115,004
Orange SA	646,000	11,195,684
Renault SA	73,200	7,347,653
Safran SA	96,832	9,987,767
Sanofi	261,000	22,469,941
SCOR SE	178,700	7,182,565
Societe Generale SA	136,000	7,011,532
TOTAL SA	265,900	14,677,620
Valeo SA	201,460	15,006,883
Vinci SA	220,755	22,537,178

		249,851,839

Germany — 7.8%
Allianz SE	61,200	14,005,449
Aurubis AG	46,100	4,279,158
BASF SE	98,400	10,787,704
Bayer AG	85,600	10,636,901
Bayerische Motoren Werke AG	81,100	8,408,600
CECONOMY AG	243,500	3,675,051
Daimler AG	195,900	16,565,351
Deutsche Bank AG	477,450	9,030,457
Deutsche Lufthansa AG	362,100	13,297,619
Deutsche Post AG	307,612	14,621,853
METRO AG*	243,500	4,850,192
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	47,300	10,214,404
Rheinmetall AG	88,700	11,217,282
SAP SE	205,346	22,973,091
Siemens AG	50,800	7,033,631
Uniper SE	199,400	6,212,111
Volkswagen AG	61,900	12,491,944

		180,300,798

Hong Kong — 2.4%
CK Asset Holdings Ltd.	288,000	2,510,545
Dah Sing Financial Holdings Ltd.	484,312	3,101,217
I-CABLE Communications Ltd.*	386,971	11,338
Kingboard Chemical Holdings Ltd.	1,618,800	8,732,021
Lee & Man Paper Manufacturing Ltd.	5,815,500	6,847,489
PCCW Ltd.	3,751,000	2,176,978
Skyworth Digital Holdings Ltd.	7,664,000	3,289,847
Tongda Group Holdings Ltd.(a)	19,670,000	5,013,376
WH Group Ltd., 144A	10,282,000	11,588,147
Wheelock & Co. Ltd.	551,000	3,927,661
Yue Yuen Industrial Holdings Ltd.	2,331,500	9,154,295

		56,352,914

Ireland — 1.0%
C&C Group PLC	728,000	2,512,370
Ryanair Holdings PLC, ADR*	110,778	11,541,960

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Ireland (continued)
Smurfit Kappa Group PLC	266,000	$9,022,226

		23,076,556

Israel — 0.4%
Bank Hapoalim BM	680,400	4,996,703
Teva Pharmaceutical Industries Ltd.	169,300	3,201,865

		8,198,568

Italy — 1.6%
Astaldi SpA(a)	214,334	545,595
Danieli & C Officine Meccaniche SpA	97,086	2,303,838
Enel SpA	3,652,700	22,461,383
Leonardo SpA	251,300	2,986,242
Mediobanca SpA	310,000	3,512,519
UniCredit SpA*	330,239	6,160,342

		37,969,919

Japan — 21.8%
Alfresa Holdings Corp.	213,600	5,003,040
Aoyama Trading Co. Ltd.	56,000	2,092,668
Aozora Bank Ltd.	98,300	3,814,267
Astellas Pharma, Inc.	511,700	6,500,266
Bridgestone Corp.(a)	189,300	8,761,229
Central Glass Co. Ltd.	80,400	1,703,537
Concordia Financial Group Ltd.	915,000	5,503,238
Daiwa House Industry Co. Ltd.	599,994	23,008,203
Don Quijote Holdings Co. Ltd.	461,500	24,057,961
Dowa Holdings Co. Ltd.	111,400	4,524,242
Enplas Corp.	66,900	2,770,546
Fuji Oil Holdings, Inc.	95,200	2,779,441
Fujikura Ltd.	1,150,000	10,115,091
Fuyo General Lease Co. Ltd.	82,800	5,479,747
Hazama Ando Corp.	528,100	4,127,263
Heiwa Corp.	295,600	5,545,718
Hoshizaki Corp.	50,600	4,482,907
Isuzu Motors Ltd.	1,397,200	23,329,441
Japan Airlines Co. Ltd.	205,800	8,040,577
Japan Aviation Electronics Industry Ltd.	192,000	3,237,148
Kaneka Corp.	422,000	3,846,342
Kao Corp.	140,690	9,506,368
KDDI Corp.	1,053,100	26,158,513
Keihin Corp.	279,200	5,670,438
Keiyo Bank Ltd. (The)	811,000	3,705,270
KYORIN Holdings, Inc.	158,100	2,950,323
Kyowa Exeo Corp.	377,800	9,767,134
Makita Corp.	369,400	15,491,711
Marubeni Corp.	1,007,200	7,281,743
Matsumotokiyoshi Holdings Co. Ltd.	137,800	5,660,972
Mazda Motor Corp.	323,500	4,323,042
Mitsubishi Gas Chemical Co., Inc.	278,600	7,977,705
Mitsubishi UFJ Financial Group, Inc.	1,645,700	11,977,347
Mitsui Chemicals, Inc.	198,600	6,368,599
Mizuho Financial Group, Inc.	4,359,500	7,882,368
NEC Corp.	134,800	3,631,145
Nichi-iko Pharmaceutical Co. Ltd.(a)	119,500	1,839,601
Nippon Suisan Kaisha Ltd.	868,100	4,539,108
Nippon Telegraph & Telephone Corp.	457,300	21,499,552
Nishi-Nippon Financial Holdings, Inc.	297,400	3,548,693
Nissan Motor Co. Ltd.	1,242,100	12,366,459

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Nisshinbo Holdings, Inc.	327,400	$4,433,682
NTT DOCOMO, Inc.	222,700	5,265,520
Paramount Bed Holdings Co. Ltd.	4,800	237,196
Resona Holdings, Inc.	1,895,200	11,293,063
Sankyu, Inc.	133,500	5,746,588
Sawai Pharmaceutical Co. Ltd.	48,200	2,151,144
Seino Holdings Co. Ltd.	376,000	5,965,056
Shimachu Co. Ltd.	219,300	6,294,592
Shin-Etsu Chemical Co. Ltd.	106,600	10,801,032
Ship Healthcare Holdings, Inc.	168,200	5,559,586
Shizuoka Gas Co. Ltd.	383,800	3,253,350
SKY Perfect JSAT Holdings, Inc.	1,083,400	4,958,501
Sony Corp.	304,800	13,680,297
Sumitomo Heavy Industries Ltd.	146,400	6,168,657
Sumitomo Mitsui Financial Group, Inc.	576,600	24,854,063
Sumitomo Osaka Cement Co. Ltd.	939,100	4,522,802
Toagosei Co. Ltd.	402,100	5,104,257
Toho Holdings Co. Ltd.	183,700	4,141,011
Tokai Rika Co. Ltd.	15,800	331,547
Towa Pharmaceutical Co. Ltd.	50,900	2,772,447
Toyo Tire & Rubber Co. Ltd.	197,300	4,054,571
Toyoda Gosei Co. Ltd.	230,700	5,853,273
Toyota Motor Corp.	67,574	4,306,491
Tsubakimoto Chain Co.	536,000	4,324,695
Ube Industries Ltd.	214,800	6,292,248
United Arrows Ltd.	167,400	6,789,017
Yamaha Corp.	170,200	6,278,125
Yokohama Rubber Co. Ltd. (The)	347,850	8,496,695

		504,798,469

Liechtenstein — 0.0%
VP Bank AG	1,934	264,037

Luxembourg — 0.3%
Tenaris SA	367,902	5,839,317

Netherlands — 4.6%
ABN AMRO Group NV, GDR, 144A	510,799	16,468,562
Aegon NV	740,800	4,707,006
ING Groep NV	401,600	7,372,044
Koninklijke Ahold Delhaize NV	259,400	5,702,369
Koninklijke KPN NV	2,067,777	7,219,170
NN Group NV	152,200	6,583,174
Philips Lighting NV, 144A	128,800	4,723,964
Royal Dutch Shell PLC (Class A Stock)	826,533	27,592,254
Royal Dutch Shell PLC (Class B Stock)	218,600	7,361,128
Wolters Kluwer NV	368,473	19,208,311

		106,937,982

New Zealand — 0.5%
Air New Zealand Ltd.	3,321,700	7,500,232
Fletcher Building Ltd.	555,800	2,993,634
SKY Network Television Ltd.	827,900	1,648,597

		12,142,463

Norway — 2.0%
DNB ASA	310,600	5,749,646
Marine Harvest ASA*	241,900	4,090,695
Salmar ASA	132,700	3,986,781
Statoil ASA	730,044	15,629,096
Telenor ASA	668,639	14,313,419

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Norway (continued)
Yara International ASA	62,400	$2,865,056

		46,634,693

Portugal — 0.3%
EDP - Energias de Portugal SA	2,126,600	7,356,223

Singapore — 1.4%
DBS Group Holdings Ltd.	1,381,400	25,550,763
Hong Leong Asia Ltd.	1,721,000	1,345,237
NetLink NBN Trust, UTS*	10,196,300	6,362,882

		33,258,882

South Africa — 0.1%
Investec PLC	451,400	3,250,186

Spain — 2.1%
Banco Santander SA	569,400	3,733,110
Bankia SA	408,284	1,948,714
Distribuidora Internacional de Alimentacion SA	1,066,700	5,501,648
Gas Natural SDG SA	326,300	7,530,488
Iberdrola SA	1,196,800	9,264,750
Red Electrica Corp. SA	576,542	12,941,741
Repsol SA	481,300	8,498,025

		49,418,476

Sweden — 2.4%
Assa Abloy AB (Class B Stock)	775,638	16,080,111
Boliden AB	202,200	6,914,780
Electrolux AB (Class B Stock)	140,500	4,523,452
JM AB	117,000	2,665,293
Nordea Bank AB	1,801,728	21,815,259
Swedbank AB (Class A Stock)	151,900	3,664,557

		55,663,452

Switzerland — 7.4%
Adecco Group AG	37,800	2,888,680
Baloise Holding AG	75,000	11,658,412
Cembra Money Bank AG*	4,050	377,305
Credit Suisse Group AG*	328,600	5,860,819
Ferguson PLC	273,169	19,603,634
Georg Fischer AG	4,300	5,676,716
Helvetia Holding AG	12,000	6,749,505
Julius Baer Group Ltd.*	180,649	11,047,059
Novartis AG	487,290	41,006,676
Roche Holding AG	82,685	20,907,346
Swiss Life Holding AG*	40,400	14,280,355
Swiss Re AG	120,600	11,278,603
UBS Group AG*	698,300	12,829,697
Zurich Insurance Group AG	22,900	6,962,598

		171,127,405

Taiwan — 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	331,637	13,149,407

Turkey — 0.4%
Turkcell Iletisim Hizmetleri A/S	2,357,030	9,610,731

United Kingdom — 15.7%
3i Group PLC	751,500	9,251,784
Ashtead Group PLC	142,700	3,827,416
Aviva PLC	1,307,500	8,917,549

COMMON STOCKS (continued)	Shares	Value
United Kingdom (continued)
BAE Systems PLC	2,133,500	$16,484,083
Barclays PLC	1,614,300	4,418,929
Barratt Developments PLC	873,300	7,618,188
Bellway PLC	233,370	11,187,667
Berkeley Group Holdings PLC	120,700	6,827,483
Bovis Homes Group PLC	248,000	3,915,415
BP PLC	2,380,200	16,697,749
British American Tobacco PLC	368,914	24,938,086
BT Group PLC	3,768,398	13,812,222
Carillion PLC(a)	942,300	219,336
Centrica PLC	2,374,200	4,404,220
Debenhams PLC(a)	3,256,300	1,529,541
Diageo PLC	408,808	14,984,565
easyJet PLC	226,000	4,456,260
GKN PLC	1,143,100	4,915,680
GlaxoSmithKline PLC	945,500	16,744,005
Go-Ahead Group PLC	148,200	2,982,056
Howden Joinery Group PLC	1,094,745	6,891,250
Inchcape PLC	415,800	4,380,215
Informa PLC	954,883	9,290,512
Intermediate Capital Group PLC	179,500	2,771,629
International Consolidated Airlines Group SA	433,300	3,794,625
J Sainsbury PLC	2,538,800	8,267,149
John Wood Group PLC	175,350	1,534,244
Kingfisher PLC	1,694,400	7,736,668
Legal & General Group PLC	3,292,800	12,122,684
Lloyds Banking Group PLC	11,415,600	10,467,886
Man Group PLC	2,029,100	5,646,257
Marks & Spencer Group PLC	1,021,000	4,331,707
Marston’s PLC	1,392,600	2,114,401
Meggitt PLC	639,600	4,153,144
Old Mutual PLC	1,644,600	5,136,745
Premier Foods PLC*	200,276	116,252
Prudential PLC	1,212,305	31,047,451
RELX PLC	776,337	18,203,671
Restaurant Group PLC (The)	379,800	1,541,125
Rio Tinto Ltd.	145,000	8,525,282
Royal Mail PLC	484,100	2,957,652
SSE PLC	319,800	5,685,326
Tate & Lyle PLC	395,300	3,746,833
Taylor Wimpey PLC	628,074	1,747,430
TP ICAP PLC	255,942	1,834,769
Unilever PLC	308,011	17,084,140
Vesuvius PLC	517,100	4,059,751
William Hill PLC	148,705	645,034

		363,966,066

United States — 2.4%
Aon PLC	134,865	18,071,910
Boart Longyear Ltd.*	2,407,100	18,768
Medtronic PLC	217,910	17,596,233
Shire PLC	391,808	20,303,888

		55,990,799

TOTAL COMMON STOCKS (cost $1,951,416,372)		2,274,140,531

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Units	Value
RIGHTS* — 0.0%
Spain — 0.0%
Repsol SA, expiring 01/05/18 (cost $220,592)	481,300	$218,867

WARRANTS* — 0.0%
United States — 0.0%
Boart Longyear Ltd., expiring 09/13/24 (cost $0)	3,331,667	14,297

TOTAL LONG-TERM INVESTMENTS (cost $1,951,636,964)		2,274,373,695

	Shares
SHORT-TERM INVESTMENTS — 1.4%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	15,711,717	15,711,717
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $17,605,400; includes $17,564,585 of cash collateral for securities on loan)(b)(w)	17,604,513	17,604,513

Value
TOTAL SHORT-TERM INVESTMENTS (cost $33,317,117)	$33,316,230

TOTAL INVESTMENTS — 99.4% (cost $1,984,954,081)	2,307,689,925
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%	13,980,098

NET ASSETS — 100.0%	$2,321,670,023

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $16,495,064; cash collateral of $17,564,585 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair	Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$120,991,226	$—
Austria	—	17,016,097	—
Belgium	—	29,736,212	—
Brazil	7,618,066	—	—
Canada	39,423,963	—	—
China	—	4,585,365	—
Denmark	—	34,083,571	—
Finland	—	25,526,849	—
France	—	249,851,839	—
Germany	—	180,300,798	—
Hong Kong	—	56,352,914	—
Ireland	11,541,960	11,534,596	—
Israel	—	8,198,568	—
Italy	—	37,969,919	—
Japan	—	504,798,469	—
Liechtenstein	—	264,037	—
Luxembourg	—	5,839,317	—
Netherlands	—	106,937,982	—
New Zealand	—	12,142,463	—
Norway	—	46,634,693	—
Portugal	—	7,356,223	—
Singapore	—	33,258,882	—

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
South Africa	$—	$3,250,186	$—
Spain	—	49,418,476	—
Sweden	—	55,663,452	—
Switzerland	—	171,127,405	—
Taiwan	13,149,407	—	—
Turkey	—	9,610,731	—
United Kingdom	—	363,966,066	—
United States	35,668,143	20,322,656	—
Rights
Spain	218,867	—	—
Warrants
United States	—	14,297	—
Affiliated Mutual Funds	33,316,230	—	—

Total	$140,936,636	$2,166,753,289	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Common Stocks	$23,285,868	L1 to L2	Official Close to Model Price

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Banks	11.3%
Insurance	8.6
Pharmaceuticals	5.7
Oil, Gas & Consumable Fuels	5.5
Automobiles	3.8
Auto Components	3.5
Diversified Telecommunication Services	3.3
Chemicals	3.2
Metals & Mining	3.0
Electric Utilities	2.8
Capital Markets	2.7
Airlines	2.4
Household Durables	2.4
Food & Staples Retailing	2.2
Beverages	1.9
Machinery	1.9
Wireless Telecommunication Services	1.8
Professional Services	1.7
Real Estate Management & Development	1.7
IT Services	1.7
Trading Companies & Distributors	1.6
Construction & Engineering	1.6
Multiline Retail	1.5
Aerospace & Defense	1.4
Affiliated Mutual Funds (0.8% represents investments purchased with collateral from securities on loan)	1.4
Food Products	1.3
Personal Products	1.1
Specialty Retail	1.1
Tobacco	1.1

Road & Rail	1.0%
Software	1.0
Industrial Conglomerates	1.0
Biotechnology	0.9
Electronic Equipment, Instruments & Components	0.9
Multi-Utilities	0.8
Paper & Forest Products	0.8
Air Freight & Logistics	0.8
Health Care Equipment & Supplies	0.8
Building Products	0.8
Construction Materials	0.7
Media	0.7
Electrical Equipment	0.6
Health Care Providers & Services	0.6
Semiconductors & Semiconductor Equipment	0.6
Marine	0.6
Leisure Products	0.5
Gas Utilities	0.5
Textiles, Apparel & Luxury Goods	0.4
Containers & Packaging	0.4
Energy Equipment & Services	0.3
Commercial Services & Supplies	0.3
Independent Power & Renewable Electricity Producers	0.3
Diversified Financial Services	0.2
Distributors	0.2
Hotels, Restaurants & Leisure	0.2
Technology Hardware, Storage & Peripherals	0.2
Health Care Technology	0.1
Consumer Finance	0.0 *

99.4
Other assets in excess of liabilities	0.6

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$233,164	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$466,012

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)
Equity contracts	$(12,225)	$14,297

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$16,495,064	$(16,495,064)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST INTERNATIONAL VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $16,495,064:
Unaffiliated investments (cost $1,951,636,964)	$2,274,373,695
Affiliated investments (cost $33,317,117)	33,316,230
Foreign currency, at value (cost $12,641,808)	12,717,143
Tax reclaim receivable	13,102,275
Receivable for investments sold	6,544,087
Receivable for fund share sold	3,380,507
Dividends receivable	2,502,677
Receivable from affiliate	271,594
Prepaid expenses	15,735

Total Assets	2,346,223,943

LIABILITIES:
Payable to broker for collateral for securities on loan	17,564,585
Payable for fund share repurchased	2,954,333
Payable to custodian	2,185,295
Management fees payable	849,161
Loan payable.	387,000
Payable for investments purchased	335,020
Accrued expenses and other liabilities	182,899
Distribution fee payable	95,262
Affiliated transfer agent fee payable	365

Total Liabilities	24,553,920

NET ASSETS	$2,321,670,023

Net assets were comprised of:
Paid-in capital	$1,664,832,841
Retained earnings	656,837,182

Net assets, December 31, 2017	$2,321,670,023

Net asset value and redemption price per share, $2,321,670,023 / 108,888,972 outstanding shares of beneficial interest	$21.32

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $8,203,840, of which $1,693,746 is reimbursable by an affiliate)	$69,450,765
Income from securities lending, net (including affiliated income of $351,656)	1,562,311
Affiliated dividend income	445,510

71,458,586

EXPENSES
Management fees	17,681,000
Distribution fee	5,459,813
Custodian and accounting fees	552,122
Trustees’ fees	30,611
Audit fee	28,400
Legal fees and expenses	18,280
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,767
Shareholders’ reports	5,600
Miscellaneous	170,775

Total expenses	23,954,368

NET INVESTMENT INCOME (LOSS)	47,504,218

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(10,766))	33,444,784
Foreign currency transactions	490,400

33,935,184

Net change in unrealized appreciation (depreciation) on: Investments (including affiliated of $976)	359,997,732
Foreign currencies	2,015,512

362,013,244

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	395,948,428

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$443,452,646

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$47,504,218	$43,009,641
Net realized gain (loss) on investment and foreign currency transactions	33,935,184	(92,903,418)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	362,013,244	47,113,711

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	443,452,646	(2,780,066)

FUND SHARE TRANSACTIONS:
Fund share sold [8,344,406 and 12,448,791 shares, respectively]	154,044,143	206,738,614
Fund share repurchased [9,357,351 and 20,113,326 shares, respectively]	(183,964,979)	(329,970,569)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(29,920,836)	(123,231,955)

CAPITAL CONTRIBUTIONS	—	4,996,045

TOTAL INCREASE (DECREASE) IN NET ASSETS	413,531,810	(121,015,976)
NET ASSETS:
Beginning of year	1,908,138,213	2,029,154,189

End of year	$2,321,670,023	$1,908,138,213

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 98.6%
COMMON STOCKS — 97.8%	Shares	Value
Australia — 1.2%
BHP Billiton Ltd.	189,305	$4,348,508
BHP Billiton PLC	78,745	1,592,248

		5,940,756

Austria — 0.4%
Erste Group Bank AG*	44,712	1,937,615

Belgium — 1.1%
Anheuser-Busch InBev SA/NV	46,328	5,172,109

Canada — 0.0%
Nortel Networks Corp.*^	2,492	1

China — 2.9%
Baidu, Inc., ADR*	13,865	3,247,322
China Overseas Land & Investment Ltd.	606,000	1,945,189
CNOOC Ltd.	2,714,000	3,896,265
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	455,000	4,719,291

		13,808,067

Denmark — 1.6%
Novo Nordisk A/S (Class B Stock)	140,745	7,563,002

France — 12.9%
Accor SA.	99,464	5,120,390
AXA SA	171,377	5,078,440
BNP Paribas SA	106,629	7,931,961
Essilor International Cie Generale d’Optique SA	23,198	3,195,319
Imerys SA	35,892	3,379,991
LVMH Moet Hennessy Louis Vuitton SE	22,694	6,660,791
Orange SA	366,454	6,350,934
Pernod Ricard SA	38,693	6,119,473
Safran SA	66,695	6,879,277
Sanofi	64,311	5,536,645
Schneider Electric SE*	67,757	5,744,457

		61,997,678

Germany — 8.2%
Allianz SE	29,896	6,841,616
Bayer AG	53,456	6,642,596
Continental AG	27,739	7,458,444
Fresenius Medical Care AG & Co. KGaA	42,768	4,491,044
Linde AG*	31,280	7,334,009
SAP SE	61,131	6,839,033

		39,606,742

Hong Kong — 5.0%
AIA Group Ltd.	1,123,200	9,553,543
CK Asset Holdings Ltd.	625,500	5,452,590
CK Hutchison Holdings Ltd.	474,000	5,939,363
Sands China Ltd.	584,800	3,010,108

		23,955,604

India — 1.1%
HDFC Bank Ltd., ADR	51,881	5,274,741

Indonesia — 0.6%
Astra International Tbk PT	4,474,300	2,733,040

Italy — 0.9%
UniCredit SpA*	227,474	4,243,343

COMMON STOCKS (continued)	Shares	Value
Japan — 18.6%
Daikin Industries Ltd.	51,300	$6,061,761
FANUC Corp.	25,300	6,069,380
Honda Motor Co. Ltd.	213,600	7,289,634
Inpex Corp.	394,100	4,904,976
Japan Tobacco, Inc.(a)	113,900	3,667,935
KDDI Corp.	197,200	4,898,356
Keyence Corp.	7,900	4,413,188
Komatsu Ltd.	194,600	7,032,789
Kubota Corp.	340,800	6,665,858
Makita Corp.	88,900	3,728,243
Mitsui Fudosan Co. Ltd.	162,000	3,623,208
Nidec Corp.	37,100	5,194,633
Nitto Denko Corp.	34,500	3,051,481
Shin-Etsu Chemical Co. Ltd.	57,200	5,795,676
SMC Corp.	11,923	4,893,013
Sumitomo Mitsui Financial Group, Inc.	183,500	7,909,678
Tokyo Electron Ltd.	23,000	4,148,957

		89,348,766

Macau — 0.6%
Wynn Macau Ltd.	908,000	2,870,617

Netherlands — 6.0%
Akzo Nobel NV	43,557	3,821,905
ASML Holding NV	39,448	6,858,348
ING Groep NV	365,942	6,717,481
Royal Dutch Shell PLC (Class A Stock)	346,225	11,558,072

		28,955,806

Singapore — 1.3%
DBS Group Holdings Ltd.	337,100	6,235,097

South Africa — 0.8%
Naspers Ltd. (Class N Stock)	13,986	3,874,868

South Korea — 2.4%
Hyundai Mobis Co. Ltd.	10,260	2,521,016
Samsung Electronics Co. Ltd., GDR	7,455	8,931,090

		11,452,106

Spain — 1.6%
Banco Bilbao Vizcaya Argentaria SA	925,704	7,866,808

Sweden — 1.4%
Atlas Copco AB (Class A Stock)	157,579	6,800,492

Switzerland — 10.8%
ABB Ltd.	234,188	6,272,572
Cie Financiere Richemont SA	68,620	6,214,767
Glencore PLC*	1,218,883	6,379,575
LafargeHolcim Ltd., NYSE*	41,686	2,346,953
LafargeHolcim Ltd., OMXS*	52,863	2,977,342
Novartis AG	98,673	8,303,580
Roche Holding AG	26,720	6,756,296
UBS Group AG*	471,539	8,663,472
Zurich Insurance Group AG	14,029	4,265,428

		52,179,985

Taiwan — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	100,490	3,984,429

United Kingdom — 16.8%
Aviva PLC	588,253	4,012,065

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
United Kingdom (continued)
British American Tobacco PLC	118,323	$7,998,474
Burberry Group PLC	274,594	6,620,406
Meggitt PLC	609,226	3,955,915
Persimmon PLC	92,211	3,406,664
Prudential PLC	326,594	8,364,159
RELX NV	200,042	4,597,837
Rio Tinto Ltd.	73,306	4,310,030
Rio Tinto PLC	79,835	4,187,943
Standard Chartered PLC*	457,521	4,804,686
TechnipFMC PLC	105,988	3,287,855
Travis Perkins PLC	95,902	2,027,676
Unilever PLC	181,437	10,063,586
Vodafone Group PLC	2,441,560	7,717,744
WPP PLC	314,777	5,686,666

		81,041,706

United States — 0.8%
Shire PLC	75,987	3,937,723

TOTAL COMMON STOCKS (cost $374,350,617)		470,781,101

PREFERRED STOCK — 0.8%
Germany
Henkel AG & Co. KGaA (PRFC) (cost $2,929,262)	29,629	3,912,660

TOTAL LONG-TERM INVESTMENTS (cost $377,279,879)		474,693,761

SHORT-TERM INVESTMENTS — 1.7%	Shares	Value
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	4,450,496	$4,450,496
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $3,669,704; includes $3,656,618 of cash collateral for securities on loan)(b)(w)	3,669,704	3,669,704

TOTAL SHORT-TERM INVESTMENTS (cost $8,120,200)		8,120,200

TOTAL INVESTMENTS — 100.3% (cost $385,400,079)		482,813,961
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%		(1,569,033)

NET ASSETS — 100.0%		$481,244,928

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $1 and 0.0% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,480,928; cash collateral of $3,656,618 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$5,940,756	$—
Austria	—	1,937,615	—
Belgium	—	5,172,109	—
Canada	—	—	1
China	3,247,322	10,560,745	—
Denmark	—	7,563,002	—
France	—	61,997,678	—
Germany	—	39,606,742	—
Hong Kong	—	23,955,604	—
India	5,274,741	—	—
Indonesia	—	2,733,040	—
Italy	—	4,243,343	—
Japan	—	89,348,766	—

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Macau	$—	$2,870,617	$—
Netherlands	—	28,955,806	—
Singapore	—	6,235,097	—
South Africa	—	3,874,868	—
South Korea	8,931,090	2,521,016	—
Spain	—	7,866,808	—
Sweden	—	6,800,492	—
Switzerland	—	52,179,985	—
Taiwan	3,984,429	—	—
United Kingdom	—	81,041,706	—
United States	—	3,937,723	—
Preferred Stock
Germany	—	3,912,660	—
Affiliated Mutual Funds	8,120,200	—	—

Total	$29,557,782	$453,256,178	$1

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Common Stocks	$5,883,251	L1 to L2	Official Close to Model Price

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Banks	11.0%
Insurance	8.9
Machinery	7.3
Pharmaceuticals	7.2
Metals & Mining	4.3
Oil, Gas & Consumable Fuels	4.2
Chemicals	4.2
Textiles, Apparel & Luxury Goods	4.0
Electrical Equipment	3.6
Semiconductors & Semiconductor Equipment	3.1
Wireless Telecommunication Services	2.6
Tobacco	2.4
Beverages	2.3
Real Estate Management & Development	2.3
Hotels, Restaurants & Leisure	2.3
Aerospace & Defense	2.3
Personal Products	2.1
Automobiles	2.1
Auto Components	2.1
Media	2.0

Technology Hardware, Storage & Peripherals	1.9%
Construction Materials	1.8
Capital Markets	1.8
Affiliated Mutual Funds (0.8% represents investments purchased with collateral from securities on loan)	1.7
Software	1.4
Diversified Telecommunication Services	1.3
Building Products	1.3
Industrial Conglomerates	1.2
Professional Services	1.0
Health Care Providers & Services	0.9
Electronic Equipment, Instruments & Components	0.9
Biotechnology	0.8
Household Products	0.8
Household Durables	0.7
Energy Equipment & Services	0.7
Internet Software & Services	0.7
Health Care Equipment & Supplies	0.7
Trading Companies & Distributors	0.4

100.3
Liabilities in excess of other assets	(0.3)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2017, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$(430)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

For the year ended December 31, 2017, the Portfolio did not have any change in unrealized appreciation (depreciation) on derivatives recognized in income.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$3,480,928	$(3,480,928)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $3,480,928:
Unaffiliated investments (cost $377,279,879)	$474,693,761
Affiliated investments (cost $8,120,200)	8,120,200
Foreign currency, at value (cost $621,551)	623,927
Tax reclaim receivable	1,658,051
Dividends receivable	430,301
Receivable for fund share sold	71,812
Receivable from affiliate	39,506
Prepaid expenses	5,568

Total Assets	485,643,126

LIABILITIES:
Payable to broker for collateral for securities on loan	3,656,618
Payable for fund share repurchased	496,215
Management fees payable	165,309
Accrued expenses and other liabilities	59,062
Distribution fee payable	19,761
Payable for investments purchased	868
Affiliated transfer agent fee payable	365

Total Liabilities	4,398,198

NET ASSETS	$481,244,928

Net assets were comprised of:
Paid-in capital	$325,652,008
Retained earnings	155,592,920

Net assets, December 31, 2017	$481,244,928

Net asset value and redemption price per share, $481,244,928 / 15,623,715 outstanding shares of beneficial interest	$30.80

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $1,199,995, of which $205,479 is reimbursable by an affiliate)	$10,862,811
Income from securities lending, net (including affiliated income of $21,378)	133,267
Affiliated dividend income	110,204
Miscellaneous income	2,720

11,109,002

EXPENSES
Management fees	3,034,509
Distribution fee	1,075,096
Custodian and accounting fees	143,195
Audit fee	25,800
Trustees’ fees	13,325
Legal fees and expenses	12,745
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	6,960
Shareholders’ reports	3,810
Miscellaneous	30,332

Total expenses	4,345,772

NET INVESTMENT INCOME (LOSS)	6,763,230

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,592))	9,663,711
Foreign currency transactions	(29,259)

9,634,452

Net change in unrealized appreciation (depreciation) on:
Investments	92,546,811
Foreign currencies	345,268

92,892,079

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	102,526,531

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$109,289,761

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$6,763,230	$6,553,922
Net realized gain (loss) on investment and foreign currency transactions	9,634,452	(1,043,314)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	92,892,079	(3,319,932)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	109,289,761	2,190,676

FUND SHARE TRANSACTIONS:
Fund share sold [1,866,211 and 4,335,577 shares, respectively]	50,530,939	96,827,899
Fund share repurchased [1,360,235 and 5,910,993 shares, respectively]	(37,774,470)	(129,767,567)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	12,756,469	(32,939,668)

CAPITAL CONTRIBUTIONS	—	749,734

TOTAL INCREASE (DECREASE) IN NET ASSETS	122,046,230	(29,999,258)
NET ASSETS:
Beginning of year	359,198,698	389,197,956

End of year	$481,244,928	$359,198,698

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST JENNISON LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 99.2%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 2.6%
Boeing Co. (The)	100,325	$29,586,846

Air Freight & Logistics — 1.6%
FedEx Corp.	74,430	18,573,262

Automobiles — 1.4%
Tesla, Inc.*(a)	52,647	16,391,643

Banks — 2.0%
JPMorgan Chase & Co.	215,519	23,047,602

Beverages — 1.3%
Monster Beverage Corp.*	234,850	14,863,656

Biotechnology — 5.5%
AbbVie, Inc.	167,279	16,177,552
Alexion Pharmaceuticals, Inc.*	62,421	7,464,927
BioMarin Pharmaceutical, Inc.*	135,915	12,119,541
Celgene Corp.*	158,641	16,555,775
Vertex Pharmaceuticals, Inc.*	72,379	10,846,717

		63,164,512

Capital Markets — 1.7%
Goldman Sachs Group, Inc. (The)	75,342	19,194,128

Chemicals — 1.4%
Albemarle Corp.(a)	124,346	15,902,610

Electronic Equipment, Instruments & Components — 0.6%
Corning, Inc.	211,448	6,764,222

Equity Real Estate Investment Trusts (REITs) — 0.6%
Crown Castle International Corp.	58,982	6,547,592

Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	102,431	19,064,458

Health Care Providers & Services — 1.6%
UnitedHealth Group, Inc.	83,020	18,302,589

Hotels, Restaurants & Leisure — 4.3%
Marriott International, Inc. (Class A Stock)	181,454	24,628,751
McDonald’s Corp.	144,704	24,906,452

		49,535,203

Internet & Direct Marketing Retail — 8.3%
Amazon.com, Inc.*	43,549	50,929,249
Netflix, Inc.*	159,976	30,708,993
Priceline Group, Inc. (The)*	7,952	13,818,508

		95,456,750

Internet Software & Services — 16.1%
Alibaba Group Holding Ltd. (China), ADR*(a)	265,519	45,783,441
Alphabet, Inc. (Class A Stock)*	24,997	26,331,840
Alphabet, Inc. (Class C Stock)*	25,489	26,671,690
Facebook, Inc. (Class A Stock)*	279,159	49,260,397
Tencent Holdings Ltd. (China)	713,996	36,954,973

		185,002,341

IT Services — 9.6%
FleetCor Technologies, Inc.*	78,659	15,136,351
Mastercard, Inc. (Class A Stock)	234,819	35,542,204
PayPal Holdings, Inc.*	241,672	17,791,893
Square, Inc.*(a)	95,575	3,313,585

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Visa, Inc. (Class A Stock)(a)	342,993	$39,108,062

		110,892,095

Life Sciences Tools & Services — 1.2%
Illumina, Inc.*	61,942	13,533,708

Machinery — 3.2%
Caterpillar, Inc.	116,942	18,427,720
Parker-Hannifin Corp.	90,970	18,155,793

		36,583,513

Media — 1.3%
Charter Communications, Inc. (Class A Stock)*	46,326	15,563,683

Oil, Gas & Consumable Fuels — 1.4%
Concho Resources, Inc.*	108,573	16,309,836

Personal Products — 1.6%
Estee Lauder Cos., Inc. (The) (Class A Stock)	142,961	18,190,358

Pharmaceuticals — 1.7%
Bristol-Myers Squibb Co.	323,022	19,794,788

Semiconductors & Semiconductor Equipment — 5.2%
Broadcom Ltd.	94,269	24,217,706
NVIDIA Corp.	100,806	19,505,961
Texas Instruments, Inc.	159,337	16,641,156

		60,364,823

Software — 13.5%
Activision Blizzard, Inc.	221,685	14,037,094
Adobe Systems, Inc.*	171,381	30,032,806
Microsoft Corp.	537,856	46,008,202
Red Hat, Inc.*	143,703	17,258,730
salesforce.com, Inc.*	274,271	28,038,724
Splunk, Inc.*(a)	116,349	9,638,351
Workday, Inc. (Class A Stock)*(a)	102,733	10,452,055

		155,465,962

Specialty Retail — 2.8%
Home Depot, Inc. (The)	134,337	25,460,892
Industria de Diseno Textil SA (Spain)	196,443	6,830,654

		32,291,546

Technology Hardware, Storage & Peripherals — 5.7%
Apple, Inc.	390,887	66,149,807

Textiles, Apparel & Luxury Goods — 1.4%
adidas AG (Germany)	10,990	2,197,881
Kering (France)	29,982	14,113,303

		16,311,184

TOTAL LONG-TERM INVESTMENTS (cost $623,803,965)		1,142,848,717

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SHORT-TERM INVESTMENTS — 11.4%	Shares	Value
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	3,530,642	$3,530,642
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $127,290,106; includes $127,150,427 of cash collateral for securities on loan)(b)(w)	127,284,887	127,284,887

TOTAL SHORT-TERM INVESTMENTS (cost $130,820,748)		130,815,529

Value
TOTAL INVESTMENTS — 110.6% (cost $754,624,713)	$1,273,664,246
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.6)%	(121,652,824)

NET ASSETS — 100.0%	$1,152,011,422

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $124,215,208; cash collateral of $127,150,427 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$29,586,846	$—	$—
Air Freight & Logistics	18,573,262	—	—
Automobiles	16,391,643	—	—
Banks	23,047,602	—	—
Beverages	14,863,656	—	—
Biotechnology	63,164,512	—	—
Capital Markets	19,194,128	—	—
Chemicals	15,902,610	—	—
Electronic Equipment, Instruments & Components	6,764,222	—	—
Equity Real Estate Investment Trusts (REITs)	6,547,592	—	—
Food & Staples Retailing	19,064,458	—	—
Health Care Providers & Services	18,302,589	—	—
Hotels, Restaurants & Leisure	49,535,203	—	—
Internet & Direct Marketing Retail	95,456,750	—	—
Internet Software & Services	148,047,368	36,954,973	—
IT Services	110,892,095	—	—
Life Sciences Tools & Services	13,533,708	—	—
Machinery	36,583,513	—	—
Media	15,563,683	—	—
Oil, Gas & Consumable Fuels	16,309,836	—	—
Personal Products	18,190,358	—	—
Pharmaceuticals	19,794,788	—	—
Semiconductors & Semiconductor Equipment	60,364,823	—	—
Software	155,465,962	—	—
Specialty Retail	25,460,892	6,830,654	—
Technology Hardware, Storage & Peripherals	66,149,807	—	—
Textiles, Apparel & Luxury Goods	—	16,311,184	—
Affiliated Mutual Funds	130,815,529	—	—

Total	$1,213,567,435	$60,096,811	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Internet Software & Services	16.1%
Software	13.5
Affiliated Mutual Funds (11.0% represents investments purchased with collateral from securities on loan)	11.4
IT Services	9.6
Internet & Direct Marketing Retail	8.3
Technology Hardware, Storage & Peripherals	5.7
Biotechnology	5.5
Semiconductors & Semiconductor Equipment	5.2
Hotels, Restaurants & Leisure	4.3
Machinery	3.2
Specialty Retail	2.8
Aerospace & Defense	2.6
Banks	2.0

Pharmaceuticals	1.7%
Capital Markets	1.7
Food & Staples Retailing	1.6
Air Freight & Logistics	1.6
Health Care Providers & Services	1.6
Personal Products	1.6
Automobiles	1.4
Textiles, Apparel & Luxury Goods	1.4
Oil, Gas & Consumable Fuels	1.4
Chemicals	1.4
Media	1.3
Beverages	1.3
Life Sciences Tools & Services	1.2
Electronic Equipment, Instruments & Components	0.6
Equity Real Estate Investment Trusts (REITs)	0.6

110.6
Liabilities in excess of other assets	(10.6)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2017, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$523

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

For the year ended December 31, 2017, there was no change in unrealized appreciation (depreciation) on derivatives recognized in income.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$124,215,208	$(124,215,208)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $124,215,208:
Unaffiliated investments (cost $623,803,965)	$1,142,848,717
Affiliated investments (cost $130,820,748)	130,815,529
Receivable for investments sold	8,275,208
Receivable for fund share sold	1,408,216
Tax reclaim receivable	143,327
Dividends receivable	76,672
Prepaid expenses	6,663

Total Assets	1,283,574,332

LIABILITIES:
Payable to broker for collateral for securities on loan	127,150,427
Payable for investments purchased	2,626,584
Payable for fund share repurchased	1,211,003
Management fees payable	366,873
Accrued expenses and other liabilities	160,313
Distribution fee payable	47,336
Affiliated transfer agent fee payable	365
Loan interest payable	9

Total Liabilities	131,562,910

NET ASSETS	$1,152,011,422

Net assets were comprised of:
Paid-in capital	$144,446,903
Retained earnings	1,007,564,519

Net assets, December 31, 2017	$1,152,011,422

Net asset value and redemption price per share, $1,152,011,422 / 37,098,262 outstanding shares of beneficial interest	$31.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net of $59,333 foreign withholding tax)	$8,112,502
Income from securities lending, net (including affiliated income of $187,252)	207,353
Affiliated dividend income	145,401

8,465,256

EXPENSES
Management fees	6,967,185
Distribution fee	2,424,260
Custodian and accounting fees	111,220
Audit fee	21,900
Trustees’ fees	19,492
Legal fees and expenses	14,075
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,246
Shareholders’ reports	4,104
Miscellaneous	50,275

Total expenses	9,619,757

NET INVESTMENT INCOME (LOSS)	(1,154,501)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $3,603)	74,790,724
Foreign currency transactions	(19,970)

74,770,754

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(21,321))	216,012,761
Foreign currencies	15,779

216,028,540

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	290,799,294

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$289,644,793

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$(1,154,501)	$(1,310,957)
Net realized gain (loss) on investment and foreign currency transactions	74,770,754	42,165,751
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	216,028,540	(80,631,287)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	289,644,793	(39,776,493)

FUND SHARE TRANSACTIONS:
Fund share sold [9,158,891 and 6,167,142 shares, respectively]	253,647,915	132,540,673
Fund share repurchased [6,358,139 and 19,164,374 shares, respectively]	(175,252,771)	(406,352,222)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	78,395,144	(273,811,549)

CAPITAL CONTRIBUTIONS	—	120,084

TOTAL INCREASE (DECREASE) IN NET ASSETS	368,039,937	(313,467,958)
NET ASSETS:
Beginning of year	783,971,485	1,097,439,443

End of year	$1,152,011,422	$783,971,485

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 99.8%
COMMON STOCKS	Shares	Value
Air Freight & Logistics — 5.1%
Expeditors International of Washington, Inc.	1,312,145	$84,882,660
United Parcel Service, Inc. (Class B Stock)	560,112	66,737,345

		151,620,005

Beverages — 6.9%
Coca-Cola Co. (The)	1,742,187	79,931,540
Monster Beverage Corp.*	1,956,192	123,807,392

		203,738,932

Biotechnology — 4.2%
Amgen, Inc.	301,128	52,366,159
Regeneron Pharmaceuticals, Inc.*	188,705	70,945,532

		123,311,691

Capital Markets — 5.0%
FactSet Research Systems, Inc.(a)	261,421	50,391,512
SEI Investments Co.	1,360,886	97,793,268

		148,184,780

Communications Equipment — 4.9%
Cisco Systems, Inc.	3,759,331	143,982,377

Consumer Finance — 1.5%
American Express Co.	448,219	44,512,629

Energy Equipment & Services — 3.1%
Schlumberger Ltd.	1,374,766	92,645,481

Food Products — 3.3%
Danone SA (France), ADR	5,774,603	96,840,092

Health Care Equipment & Supplies — 2.2%
Varian Medical Systems, Inc.*(a)	593,849	66,006,316

Health Care Technology — 2.1%
Cerner Corp.*(a)	935,739	63,059,451

Hotels, Restaurants & Leisure — 3.1%
Yum China Holdings, Inc.	940,720	37,647,614
Yum! Brands, Inc.	639,929	52,224,606

		89,872,220

Household Products — 2.7%
Procter & Gamble Co. (The)	874,327	80,333,165

Internet & Direct Marketing Retail — 7.1%
Amazon.com, Inc.*	179,343	209,736,258

Internet Software & Services — 18.4%
Alibaba Group Holding Ltd. (China), ADR*(a)	1,065,785	183,773,308
Alphabet, Inc. (Class C Stock)*	81,282	85,053,485
Alphabet, Inc. (Class A Stock)*	81,131	85,463,395
Facebook, Inc. (Class A Stock)*	1,072,523	189,257,409

		543,547,597

IT Services — 6.2%
Automatic Data Processing, Inc.	218,435	25,598,398
Visa, Inc. (Class A Stock)(a)	1,386,957	158,140,837

		183,739,235

Machinery — 3.0%
Deere & Co.	564,006	88,272,579

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals — 6.2%
Merck & Co., Inc.	515,961	$29,033,125
Novartis AG (Switzerland), ADR	639,954	53,730,538
Novo Nordisk A/S (Denmark), ADR(a)	1,873,072	100,527,774

		183,291,437

Semiconductors & Semiconductor Equipment — 3.7%
Analog Devices, Inc.	147,427	13,125,426
QUALCOMM, Inc.	1,479,055	94,689,101

		107,814,527

Software — 11.1%
Autodesk, Inc.*	935,725	98,092,052
Microsoft Corp.	998,667	85,425,975
Oracle Corp.	3,077,187	145,489,401

		329,007,428

TOTAL LONG-TERM INVESTMENTS (cost $1,881,490,753)		2,949,516,200

SHORT-TERM INVESTMENTS — 16.0%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	11,466,520	11,466,520
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $461,047,865; includes $460,491,955 of cash collateral for securities on loan)(b)(w)	461,016,074	461,016,074

TOTAL SHORT-TERM INVESTMENTS (cost $472,514,385)		472,482,594

TOTAL INVESTMENTS — 115.8% (cost $2,354,005,138)		3,421,998,794
LIABILITIES IN EXCESS OF OTHER ASSETS — (15.8)%		(467,764,328)

NET ASSETS — 100.0%		$2,954,234,466

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $450,093,932; cash collateral of $460,491,955 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Air Freight & Logistics	$151,620,005	$—	$—
Beverages	203,738,932	—	—
Biotechnology	123,311,691	—	—
Capital Markets	148,184,780	—	—
Communications Equipment	143,982,377	—	—
Consumer Finance	44,512,629	—	—
Energy Equipment & Services	92,645,481	—	—
Food Products	96,840,092	—	—
Health Care Equipment & Supplies	66,006,316	—	—
Health Care Technology	63,059,451	—	—
Hotels, Restaurants & Leisure	89,872,220	—	—
Household Products	80,333,165	—	—
Internet & Direct Marketing Retail	209,736,258	—	—
Internet Software & Services	543,547,597	—	—
IT Services	183,739,235	—	—
Machinery	88,272,579	—	—
Pharmaceuticals	183,291,437	—	—
Semiconductors & Semiconductor Equipment	107,814,527	—	—
Software	329,007,428	—	—
Affiliated Mutual Funds	472,482,594	—	—

Total	$3,421,998,794	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Internet Software & Services	18.4%
Affiliated Mutual Funds (15.6% represents investments purchased with collateral from securities on loan)	16.0
Software	11.1
Internet & Direct Marketing Retail	7.1
Beverages	6.9
IT Services	6.2
Pharmaceuticals	6.2
Air Freight & Logistics	5.1
Capital Markets	5.0
Communications Equipment	4.9

Biotechnology	4.2%
Semiconductors & Semiconductor Equipment	3.7
Food Products	3.3
Energy Equipment & Services	3.1
Hotels, Restaurants & Leisure	3.1
Machinery	3.0
Household Products	2.7
Health Care Equipment & Supplies	2.2
Health Care Technology	2.1
Consumer Finance	1.5

115.8
Liabilities in excess of other assets	(15.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$450,093,932	$(450,093,932)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $450,093,932:
Unaffiliated investments (cost $1,881,490,753)	$2,949,516,200
Affiliated investments (cost $472,514,385)	472,482,594
Receivable for fund share sold	2,399,278
Tax reclaim receivable	2,273,851
Dividends receivable	1,820,121
Receivable for investments sold	44,659
Prepaid expenses	39,165

Total Assets	3,428,575,868

LIABILITIES:
Payable to broker for collateral for securities on loan	460,491,955
Payable for fund share repurchased	12,341,428
Management fees payable	827,070
Accrued expenses and other liabilities	558,150
Distribution fee payable	122,388
Affiliated transfer agent fee payable	365
Deferred trustees’ fees	46

Total Liabilities	474,341,402

NET ASSETS	$2,954,234,466

Net assets were comprised of:
Paid-in capital	$187,764,871
Retained earnings	2,766,469,595

Net assets, December 31, 2017	$2,954,234,466

Net asset value and redemption price per share, $2,954,234,466 / 59,237,164 outstanding shares of beneficial interest	$49.87

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net of $1,249,126 foreign withholding tax)	$34,368,705
Income from securities lending, net (including affiliated of $561,273)	615,529
Affiliated dividend income	389,866

35,374,100

EXPENSES
Management fees	18,974,959
Distribution fee	6,697,495
Custodian and accounting fees	182,141
Trustees’ fees	35,879
Audit fee	25,800
Legal fees and expenses	18,907
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	6,978
Shareholders’ reports	4,431
Miscellaneous	60,351

Total expenses	26,006,941
Less: management fee waivers and/or expense reimbursement	(1,607,399)

Net expenses	24,399,542

NET INVESTMENT INCOME (LOSS)	10,974,558

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $(49,705))	125,906,576

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(38,877))	611,429,185
Foreign currencies	559

611,429,744

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	737,336,320

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$748,310,878

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$10,974,558	$14,517,320
Net realized gain (loss) on investment and foreign currency transactions	125,906,576	130,004,289
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	611,429,744	(27,689,080)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	748,310,878	116,832,529

FUND SHARE TRANSACTIONS:
Fund share sold [8,527,687 and 6,589,735 shares, respectively]	384,602,563	232,101,250
Fund share repurchased [10,440,101 and 13,959,023 shares, respectively]	(471,619,964)	(493,491,466)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(87,017,401)	(261,390,216)

CAPITAL CONTRIBUTIONS	—	3,471,159

TOTAL INCREASE (DECREASE) IN NET ASSETS	661,293,477	(141,086,528)
NET ASSETS:
Beginning of year	2,292,940,989	2,434,027,517

End of year	$2,954,234,466	$2,292,940,989

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST MFS GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 98.9%
COMMON STOCKS	Shares	Value
Austria — 0.4%
Erste Group Bank AG*	74,743	$3,239,023

Brazil — 0.5%
Ambev SA	636,875	4,085,707

Canada — 1.7%
Canadian National Railway Co.	157,867	13,024,028

Denmark — 0.7%
Carlsberg A/S (Class B Stock)	46,249	5,547,024

France — 9.3%
Air Liquide SA	50,777	6,383,377
Danone SA	167,792	14,059,403
Hermes International	2,900	1,551,418
Legrand SA	85,792	6,595,577
LVMH Moet Hennessy Louis Vuitton SE	53,959	15,837,211
Pernod Ricard SA	96,709	15,294,965
Schneider Electric SE*	121,922	10,336,580

		70,058,531

Germany — 6.6%
Bayer AG	159,865	19,865,283
Brenntag AG	55,497	3,498,721
Deutsche Boerse AG	35,808	4,144,604
Linde AG*	47,600	11,160,448
Merck KGaA	49,622	5,326,253
MTU Aero Engines AG	31,686	5,662,109

		49,657,418

Hong Kong — 0.2%
Sands China Ltd.	292,400	1,505,054

Israel — 0.8%
Check Point Software Technologies Ltd.*(a)	61,266	6,348,383

Japan — 1.4%
Hoya Corp.	79,700	3,969,314
Kubota Corp.	319,300	6,245,330

		10,214,644

Mexico — 0.3%
Grupo Financiero Banorte SAB de CV (Class O Stock)	381,540	2,094,322

Netherlands — 2.3%
Akzo Nobel NV	116,486	10,221,054
Heineken NV	70,629	7,362,859

		17,583,913

South Korea — 1.0%
Samsung Electronics Co. Ltd.	3,009	7,149,117

Spain — 1.1%
Aena SME SA, 144A	39,114	7,915,845

Sweden — 1.9%
Essity AB (Class B Stock)*	501,640	14,255,561

Switzerland — 8.3%
Adecco Group AG	69,372	5,301,415
Cie Financiere Richemont SA	82,925	7,510,341
Julius Baer Group Ltd.*	73,020	4,465,324
Nestle SA	215,318	18,512,237
Roche Holding AG	46,453	11,745,891

COMMON STOCKS (continued)	Shares	Value
Switzerland (continued)
Sonova Holding AG	15,591	$2,433,645
Swiss Re AG	24,133	2,256,936
UBS Group AG*	577,557	10,611,315

		62,837,104

Thailand — 0.3%
Kasikornbank PCL	260,900	1,909,362

United Kingdom — 8.8%
Burberry Group PLC	192,698	4,645,910
Compass Group PLC	366,236	7,896,841
Diageo PLC	444,197	16,281,724
Reckitt Benckiser Group PLC	176,933	16,506,660
Sky PLC*	314,054	4,285,975
Whitbread PLC	79,580	4,292,883
WPP PLC	679,018	12,266,934

		66,176,927

United States — 53.3%
3M Co.	58,364	13,737,135
Abbott Laboratories	164,877	9,409,530
Accenture PLC (Class A Stock)	119,346	18,270,679
American Express Co.	113,427	11,264,435
Amphenol Corp. (Class A Stock)	50,039	4,393,424
Aptiv PLC	47,817	4,056,316
AutoZone, Inc.*	5,965	4,243,322
Bank of New York Mellon Corp. (The)	235,531	12,685,700
Cisco Systems, Inc.	139,407	5,339,288
Cognizant Technology Solutions Corp. (Class A Stock)	87,638	6,224,051
Colgate-Palmolive Co.	112,006	8,450,853
Comcast Corp. (Class A Stock)	413,099	16,544,615
Cooper Cos., Inc. (The)	26,831	5,845,938
Coty, Inc. (Class A Stock)(a)	610,673	12,146,286
Delphi Technologies PLC*	15,938	836,267
eBay, Inc.*	169,457	6,395,307
Franklin Resources, Inc.	143,874	6,234,060
Goldman Sachs Group, Inc. (The)	31,118	7,927,622
Harley-Davidson, Inc.(a)	64,101	3,261,459
Honeywell International, Inc.	127,007	19,477,794
Johnson & Johnson	22,307	3,116,734
Kansas City Southern	78,563	8,266,399
Kellogg Co.(a)	108,705	7,389,766
Marriott International, Inc. (Class A Stock)	17,192	2,333,470
Medtronic PLC	218,324	17,629,663
Microchip Technology, Inc.(a)	37,449	3,291,018
Monsanto Co.	64,954	7,585,328
National Oilwell Varco, Inc.(a)	55,614	2,003,216
NOW, Inc.*(a)	32,399	357,361
Omnicom Group, Inc.(a)	53,830	3,920,439
Oracle Corp.	232,798	11,006,689
PayPal Holdings, Inc.*	52,979	3,900,314
Praxair, Inc.	24,580	3,802,034
Sally Beauty Holdings, Inc.*(a)	141,941	2,662,813
Schlumberger Ltd.	81,052	5,462,094
State Street Corp.	146,758	14,325,048
Stryker Corp.	96,834	14,993,777
Thermo Fisher Scientific, Inc.	112,405	21,343,461
Time Warner, Inc.	98,452	9,005,404
Union Pacific Corp.	12,125	1,625,963

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
United States (continued)
United Parcel Service, Inc. (Class B Stock)	101,643	$12,110,763
United Technologies Corp.	62,404	7,960,878
Urban Outfitters, Inc.*(a)	80,794	2,832,638
Visa, Inc. (Class A Stock)(a)	157,534	17,962,027
W.W. Grainger, Inc.(a)	13,801	3,260,486
Walt Disney Co. (The)	132,322	14,225,938
Waters Corp.*	34,329	6,632,020
Wynn Resorts Ltd.	11,880	2,002,849
Zimmer Biomet Holdings, Inc.	117,218	14,144,696

		401,897,367

TOTAL LONG-TERM INVESTMENTS (cost $563,764,254)		745,499,330

SHORT-TERM INVESTMENTS — 8.9%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	6,257,710	6,257,710
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $60,826,631; includes $60,743,839 of cash collateral for securities on loan)(b)(w)	60,821,374	60,821,374

Value
TOTAL SHORT-TERM INVESTMENTS (cost $67,084,341)	$67,079,084

TOTAL INVESTMENTS — 107.8% (cost $630,848,595)	812,578,414
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.8)%	(59,064,637)

NET ASSETS — 100.0%	$753,513,777

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $59,199,786; cash collateral of $60,743,839 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Austria	$—	$3,239,023	$—
Brazil	4,085,707	—	—
Canada	13,024,028	—	—
Denmark	—	5,547,024	—
France	—	70,058,531	—
Germany	—	49,657,418	—
Hong Kong	—	1,505,054	—
Israel	6,348,383	—	—
Japan	—	10,214,644	—
Mexico	2,094,322	—	—
Netherlands	—	17,583,913	—
South Korea	—	7,149,117	—
Spain	—	7,915,845	—
Sweden	—	14,255,561	—
Switzerland	—	62,837,104	—
Thailand	—	1,909,362	—
United Kingdom	—	66,176,927	—
United States	401,897,367	—	—
Affiliated Mutual Funds	67,079,084	—	—

Total	$494,528,891	$318,049,523	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Health Care Equipment & Supplies	9.1%
Affiliated Mutual Funds (8.1% represents investments purchased with collateral from securities on loan)	8.9
Capital Markets	8.0
Media	8.0
Beverages	6.4
IT Services	6.2
Pharmaceuticals	5.3
Food Products	5.3
Household Products	5.2
Chemicals	5.2
Industrial Conglomerates	4.4
Textiles, Apparel & Luxury Goods	3.9
Life Sciences Tools & Services	3.7
Road & Rail	3.0
Hotels, Restaurants & Leisure	2.4
Software	2.3
Electrical Equipment	2.2

Aerospace & Defense	1.8%
Personal Products	1.6
Air Freight & Logistics	1.6
Consumer Finance	1.5
Specialty Retail	1.3
Transportation Infrastructure	1.1
Energy Equipment & Services	1.0
Banks	1.0
Technology Hardware, Storage & Peripherals	1.0
Trading Companies & Distributors	0.9
Internet Software & Services	0.9
Machinery	0.8
Communications Equipment	0.7
Professional Services	0.7
Auto Components	0.7
Electronic Equipment, Instruments & Components	0.6
Semiconductors & Semiconductor Equipment	0.4
Automobiles	0.4
Insurance	0.3

107.8
Liabilities in excess of other assets	(7.8)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$59,199,786	$(59,199,786)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $59,199,786:
Unaffiliated investments (cost $563,764,254)	$745,499,330
Affiliated investments (cost $67,084,341)	67,079,084
Cash	44,326
Foreign currency, at value (cost $208,866)	211,768
Tax reclaim receivable	1,756,076
Dividends receivable	626,067
Receivable for fund share sold	6,983
Receivable for investments sold	6,477
Receivable from affiliate	3,701
Prepaid expenses	6,026

Total Assets	815,239,838

LIABILITIES:
Payable to broker for collateral for securities on loan	60,743,839
Payable for investments purchased	449,341
Management fees payable	319,548
Accrued expenses and other liabilities	123,474
Payable for fund share repurchased	58,517
Distribution fee payable	30,977
Affiliated transfer agent fee payable	365

Total Liabilities	61,726,061

NET ASSETS	$753,513,777

Net assets were comprised of:
Paid-in capital	$399,129,218
Retained earnings	354,384,559

Net assets, December 31, 2017	$753,513,777

Net asset value and redemption price per share, $753,513,777 / 36,723,603 outstanding shares of beneficial interest	$20.52

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $777,706, of which $11,840 is reimbursable by an affiliate)	$13,189,608
Income from securities lending, net (including affiliated income of $87,380)	149,059
Affiliated dividend income	69,740

13,408,407

EXPENSES
Management fees	5,756,918
Distribution fee	1,746,744
Custodian and accounting fees	161,115
Audit fee	27,866
Trustees’ fees	16,607
Legal fees and expenses	13,834
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	6,958
Shareholders’ reports	3,910
Miscellaneous	28,663

Total expenses	7,762,615

NET INVESTMENT INCOME (LOSS)	5,645,792

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(7,726))	25,977,977
Foreign currency transactions	4,333

25,982,310

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3,398))	114,798,552
Foreign currencies	186,374

114,984,926

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	140,967,236

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$146,613,028

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$5,645,792	$4,897,864
Net realized gain (loss) on investment and foreign currency transactions	25,982,310	43,757,861
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	114,984,926	(14,066,825)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	146,613,028	34,588,900

FUND SHARE TRANSACTIONS:
Fund share sold [2,719,291 and 9,522,445 shares, respectively]	50,459,013	148,340,230
Fund share repurchased [3,097,213 and 12,502,109 shares, respectively]	(58,427,725)	(188,649,919)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(7,968,712)	(40,309,689)

CAPITAL CONTRIBUTIONS	—	714,749

TOTAL INCREASE (DECREASE) IN NET ASSETS	138,644,316	(5,006,040)
NET ASSETS:
Beginning of year	614,869,461	619,875,501

End of year	$753,513,777	$614,869,461

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 98.3%
COMMON STOCKS	Shares	Value
Beverages — 2.8%
Constellation Brands, Inc. (Class A Stock)	91,684	$20,956,212
Monster Beverage Corp.*	151,815	9,608,371
Pernod Ricard SA (France)	20,220	3,197,884

		33,762,467

Biotechnology — 2.4%
Biogen, Inc.*	22,953	7,312,137
BioMarin Pharmaceutical, Inc.*	32,589	2,905,961
Celgene Corp.*	119,296	12,449,731
Regeneron Pharmaceuticals, Inc.*	17,861	6,715,022

		29,382,851

Capital Markets — 3.8%
Blackstone Group LP (The) (MLP)	57,629	1,845,281
Charles Schwab Corp. (The)	276,232	14,190,038
Goldman Sachs Group, Inc. (The)	28,755	7,325,624
Intercontinental Exchange, Inc.	177,092	12,495,612
Morgan Stanley	201,919	10,594,690

		46,451,245

Chemicals — 2.2%
Monsanto Co.	62,815	7,335,536
Sherwin-Williams Co. (The)	48,844	20,027,994

		27,363,530

Construction Materials — 1.1%
Vulcan Materials Co.	108,183	13,887,452

Electrical Equipment — 0.8%
AMETEK, Inc.	135,589	9,826,135

Electronic Equipment, Instruments & Components — 0.8%
Amphenol Corp. (Class A Stock)	114,784	10,078,035

Equity Real Estate Investment Trusts (REITs) — 2.1%
American Tower Corp.	182,486	26,035,278

Food & Staples Retailing — 0.3%
Costco Wholesale Corp.	18,566	3,455,504

Food Products — 0.4%
Danone SA (France)	53,975	4,522,601

Health Care Equipment & Supplies — 5.3%
Abbott Laboratories	168,885	9,638,267
Becton, Dickinson & Co.	5,606	1,200,020
Cooper Cos., Inc. (The)	5,659	1,232,983
Danaher Corp.	237,837	22,076,030
Edwards Lifesciences Corp.*	61,784	6,963,675
Medtronic PLC	187,695	15,156,371
Stryker Corp.	50,656	7,843,575

		64,110,921

Health Care Providers & Services — 0.3%
UnitedHealth Group, Inc.	14,562	3,210,339

Hotels, Restaurants & Leisure — 3.4%
Aramark	268,253	11,465,133
Marriott International, Inc. (Class A Stock)	90,398	12,269,721
Six Flags Entertainment Corp.(a)	75,568	5,030,562
Starbucks Corp.	223,898	12,858,462

		41,623,878

COMMON STOCKS (continued)	Shares	Value
Household Products — 0.9%
Colgate-Palmolive Co.	143,350	$10,815,758

Industrial Conglomerates — 1.8%
Honeywell International, Inc.	48,559	7,447,008
Roper Technologies, Inc.	56,071	14,522,388

		21,969,396

Insurance — 1.2%
Aon PLC	109,656	14,693,903

Internet & Direct Marketing Retail — 7.8%
Amazon.com, Inc.*	49,623	58,032,610
Netflix, Inc.*	109,631	21,044,767
Priceline Group, Inc. (The)*	8,860	15,396,376

		94,473,753

Internet Software & Services — 12.6%
Alibaba Group Holding Ltd. (China), ADR*(a)	32,603	5,621,735
Alphabet, Inc. (Class A Stock)*	49,219	51,847,295
Alphabet, Inc. (Class C Stock)*	28,784	30,119,578
Facebook, Inc. (Class A Stock)*	369,862	65,265,849

		152,854,457

IT Services — 12.6%
Cognizant Technology Solutions Corp. (Class A Stock)	141,072	10,018,933
Fidelity National Information Services, Inc.	133,008	12,514,723
Fiserv, Inc.*	150,761	19,769,290
FleetCor Technologies, Inc.*	39,250	7,552,878
Global Payments, Inc.	101,542	10,178,570
Mastercard, Inc. (Class A Stock)	239,007	36,176,100
PayPal Holdings, Inc.*	99,918	7,355,963
Visa, Inc. (Class A Stock)(a)	437,307	49,861,744

		153,428,201

Life Sciences Tools & Services — 2.2%
Thermo Fisher Scientific, Inc.	144,187	27,378,228

Machinery — 1.2%
Fortive Corp.	109,227	7,902,573
Xylem, Inc.	96,223	6,562,409

		14,464,982

Media — 1.6%
Altice USA, Inc. (Class A Stock)*(a)	28,003	594,504
Comcast Corp. (Class A Stock)	468,081	18,746,643

		19,341,147

Multiline Retail — 0.4%
Dollar Tree, Inc.*	40,283	4,322,769

Oil, Gas & Consumable Fuels — 0.6%
Concho Resources, Inc.*	14,394	2,162,267
Pioneer Natural Resources Co.	27,075	4,679,914

		6,842,181

Personal Products — 0.7%
Estee Lauder Cos., Inc. (The) (Class A Stock)	65,889	8,383,716

Pharmaceuticals — 2.8%
Allergan PLC	19,492	3,188,501
Bristol-Myers Squibb Co.	158,563	9,716,741

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Eli Lilly & Co.	90,153	$7,614,322
Zoetis, Inc.	181,737	13,092,333

		33,611,897

Professional Services — 1.1%
Equifax, Inc.	42,813	5,048,509
Verisk Analytics, Inc.*	89,594	8,601,023

		13,649,532

Road & Rail — 2.0%
Canadian Pacific Railway Ltd. (Canada)	61,316	11,206,112
Union Pacific Corp.	97,062	13,016,014

		24,222,126

Semiconductors & Semiconductor Equipment — 3.4%
Analog Devices, Inc.	86,881	7,735,015
Broadcom Ltd.	56,295	14,462,186
NVIDIA Corp.	100,078	19,365,092

		41,562,293

Software — 15.2%
Activision Blizzard, Inc.	331,557	20,994,189
Adobe Systems, Inc.*	228,151	39,981,181
Electronic Arts, Inc.*	182,380	19,160,843
Intuit, Inc.	96,892	15,287,620
Microsoft Corp.	752,746	64,389,893
PTC, Inc.*	29,151	1,771,506
salesforce.com, Inc.*	235,268	24,051,448

		185,636,680

Specialty Retail — 0.3%
Ross Stores, Inc.	39,258	3,150,455

Technology Hardware, Storage & Peripherals — 1.7%
Apple, Inc.	125,232	21,193,011

Textiles, Apparel & Luxury Goods — 1.2%
Lululemon Athletica, Inc.*	22,445	1,763,953
NIKE, Inc. (Class B Stock)	210,417	13,161,583

		14,925,536

Tobacco — 1.2%
Philip Morris International, Inc.	139,916	14,782,125

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors — 0.1%
Univar, Inc.*	55,196	$1,708,868

TOTAL LONG-TERM INVESTMENTS (cost $827,091,244)		1,197,121,250

SHORT-TERM INVESTMENTS — 6.4%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	18,570,993	18,570,993
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $58,942,806; includes $58,871,406 of cash collateral for securities on loan)(b)(w)	58,937,626	58,937,626

TOTAL SHORT-TERM INVESTMENTS (cost $77,513,799)		77,508,619

TOTAL INVESTMENTS — 104.7% (cost $904,605,043)		1,274,629,869
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.7)%		(57,507,086)

NET ASSETS — 100.0%		$1,217,122,783

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $57,486,170; cash collateral of $58,871,406 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Beverages	$30,564,583	$3,197,884	$—
Biotechnology	29,382,851	—	—
Capital Markets	46,451,245	—	—
Chemicals	27,363,530	—	—
Construction Materials	13,887,452	—	—
Electrical Equipment	9,826,135	—	—
Electronic Equipment, Instruments & Components	10,078,035	—	—
Equity Real Estate Investment Trusts (REITs)	26,035,278	—	—
Food & Staples Retailing	3,455,504	—	—
Food Products	—	4,522,601	—
Health Care Equipment & Supplies	64,110,921	—	—
Health Care Providers & Services	3,210,339	—	—
Hotels, Restaurants & Leisure	41,623,878	—	—
Household Products	10,815,758	—	—
Industrial Conglomerates	21,969,396	—	—
Insurance	14,693,903	—	—
Internet & Direct Marketing Retail	94,473,753	—	—
Internet Software & Services	152,854,457	—	—
IT Services	153,428,201	—	—
Life Sciences Tools & Services	27,378,228	—	—
Machinery	14,464,982	—	—
Media	19,341,147	—	—
Multiline Retail	4,322,769	—	—
Oil, Gas & Consumable Fuels	6,842,181	—	—
Personal Products	8,383,716	—	—
Pharmaceuticals	33,611,897	—	—
Professional Services	13,649,532	—	—
Road & Rail	24,222,126	—	—
Semiconductors & Semiconductor Equipment	41,562,293	—	—
Software	185,636,680	—	—
Specialty Retail	3,150,455	—	—
Technology Hardware, Storage & Peripherals	21,193,011	—	—
Textiles, Apparel & Luxury Goods	14,925,536	—	—
Tobacco	14,782,125	—	—
Trading Companies & Distributors	1,708,868	—	—
Affiliated Mutual Funds	77,508,619	—	—

Total	$1,266,909,384	$7,720,485	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Software	15.2%
IT Services	12.6
Internet Software & Services	12.6
Internet & Direct Marketing Retail	7.8
Affiliated Mutual Funds (4.8% represents investments purchased with collateral from securities on loan)	6.4
Health Care Equipment & Supplies	5.3
Capital Markets	3.8
Hotels, Restaurants & Leisure	3.4
Semiconductors & Semiconductor Equipment	3.4
Beverages	2.8
Pharmaceuticals	2.8
Biotechnology	2.4
Life Sciences Tools & Services	2.2
Chemicals	2.2
Equity Real Estate Investment Trusts (REITs)	2.1
Road & Rail	2.0
Industrial Conglomerates	1.8
Technology Hardware, Storage & Peripherals	1.7

Media	1.6%
Textiles, Apparel & Luxury Goods	1.2
Tobacco	1.2
Insurance	1.2
Machinery	1.2
Construction Materials	1.1
Professional Services	1.1
Household Products	0.9
Electronic Equipment, Instruments & Components	0.8
Electrical Equipment	0.8
Personal Products	0.7
Oil, Gas & Consumable Fuels	0.6
Food Products	0.4
Multiline Retail	0.4
Food & Staples Retailing	0.3
Health Care Providers & Services	0.3
Specialty Retail	0.3
Trading Companies & Distributors	0.1

104.7
Liabilities in excess of other assets	(4.7)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$57,486,170	$(57,486,170)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST MFS GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $57,486,170:
Unaffiliated investments (cost $827,091,244)	$1,197,121,250
Affiliated investments (cost $77,513,799)	77,508,619
Receivable for investments sold	2,476,419
Receivable for fund share sold	1,361,929
Dividends receivable	507,024
Tax reclaim receivable	254,632
Prepaid expenses	10,727

Total Assets	1,279,240,600

LIABILITIES:
Payable to broker for collateral for securities on loan	58,871,406
Payable for fund share repurchased	2,696,398
Management fees payable	399,567
Accrued expenses and other liabilities	99,806
Distribution fee payable	50,275
Affiliated transfer agent fee payable	365

Total Liabilities	62,117,817

NET ASSETS	$1,217,122,783

Net assets were comprised of:
Paid-in capital	$139,339,726
Retained earnings	1,077,783,057

Net assets, December 31, 2017	$1,217,122,783

Net asset value and redemption price per share, $1,217,122,783 / 51,328,194 outstanding shares of beneficial interest	$23.71

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $90,500, of which $54,615 is reimbursable by an affiliate)	$9,288,370
Affiliated dividend income	230,833
Income from securities lending, net (including affiliated income of $73,620)	86,605

9,605,808

EXPENSES
Management fees	7,861,944
Distribution fee	2,742,685
Custodian and accounting fees	112,182
Audit fee	25,563
Trustees’ fees	21,027
Legal fees and expenses	15,113
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	6,958
Shareholders’ reports	2,856
Miscellaneous	31,559

Total expenses	10,819,887

NET INVESTMENT INCOME (LOSS)	(1,214,079)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(3,810))	135,471,614
Foreign currency transactions	(11,669)

135,459,945

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3,085))	157,416,749
Foreign currencies	39,501

157,456,250

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	292,916,195

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$291,702,116

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$(1,214,079)	$(1,789,157)
Net realized gain (loss) on investment and foreign currency transactions	135,459,945	98,967,410
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	157,456,250	(80,022,822)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	291,702,116	17,155,431

FUND SHARE TRANSACTIONS:
Fund share sold [10,971,369 and 7,302,362 shares, respectively]	238,846,944	126,373,924
Fund share repurchased [18,602,408 and 14,771,370 shares, respectively]	(383,102,772)	(256,838,923)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(144,255,828)	(130,464,999)

CAPITAL CONTRIBUTIONS	—	660,375

TOTAL INCREASE (DECREASE) IN NET ASSETS	147,446,288	(112,649,193)
NET ASSETS:
Beginning of year	1,069,676,495	1,182,325,688

End of year	$1,217,122,783	$1,069,676,495

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST MFS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 3.1%
Lockheed Martin Corp.	31,898	$10,240,853
Northrop Grumman Corp.	75,860	23,282,193
United Technologies Corp.	123,223	15,719,558

		49,242,604

Air Freight & Logistics — 0.7%
United Parcel Service, Inc. (Class B Stock)	93,319	11,118,959

Auto Components — 1.0%
Aptiv PLC	160,264	13,595,195
Delphi Technologies PLC*	53,421	2,803,000

		16,398,195

Automobiles — 0.2%
Harley-Davidson, Inc.(a)	50,348	2,561,706

Banks — 14.5%
Citigroup, Inc.	502,057	37,358,061
JPMorgan Chase & Co.	721,400	77,146,516
PNC Financial Services Group, Inc. (The)	166,925	24,085,608
U.S. Bancorp	656,149	35,156,463
Wells Fargo & Co.	916,845	55,624,986

		229,371,634

Beverages — 1.9%
Diageo PLC (United Kingdom)	538,627	19,742,988
PepsiCo, Inc.	90,823	10,891,494

		30,634,482

Building Products — 1.8%
Johnson Controls International PLC	762,089	29,043,212

Capital Markets — 7.8%
Bank of New York Mellon Corp. (The)	302,900	16,314,194
BlackRock, Inc.	36,049	18,518,732
Franklin Resources, Inc.	117,837	5,105,877
Goldman Sachs Group, Inc. (The)	158,919	40,486,204
Moody’s Corp.	68,502	10,111,580
Nasdaq, Inc.	177,723	13,654,458
State Street Corp.(a)	108,267	10,567,942
T. Rowe Price Group, Inc.(a)	75,980	7,972,581

		122,731,568

Chemicals — 3.7%
DowDuPont, Inc.	83,265	5,930,133
Monsanto Co.	52,076	6,081,435
PPG Industries, Inc.	273,513	31,951,789
Sherwin-Williams Co. (The)	34,484	14,139,819

		58,103,176

Consumer Finance — 1.1%
American Express Co.	180,536	17,929,030

Containers & Packaging — 0.5%
Crown Holdings, Inc.*	127,856	7,191,900

Diversified Telecommunication Services — 0.8%
Verizon Communications, Inc.	231,953	12,277,272

Electric Utilities — 2.2%
Duke Energy Corp.	250,033	21,030,276
Southern Co. (The)	136,177	6,548,752

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
Xcel Energy, Inc.	136,798	$6,581,352

		34,160,380

Electrical Equipment — 1.0%
Eaton Corp. PLC	196,124	15,495,757

Energy Equipment & Services — 1.7%
Schlumberger Ltd.	398,173	26,832,878

Equity Real Estate Investment Trusts (REITs) — 0.4%
Public Storage	28,255	5,905,295

Food & Staples Retailing — 0.4%
CVS Health Corp.	94,361	6,841,173

Food Products — 4.4%
Archer-Daniels-Midland Co.	161,119	6,457,650
Danone SA (France)	94,770	7,940,841
General Mills, Inc.	376,037	22,295,234
J.M. Smucker Co. (The)(a)	51,217	6,363,200
Nestle SA (Switzerland)	306,001	26,308,823

		69,365,748

Health Care Equipment & Supplies — 4.9%
Abbott Laboratories	387,082	22,090,770
Danaher Corp.	213,789	19,843,896
Medtronic PLC	441,477	35,649,268

		77,583,934

Health Care Providers & Services — 1.9%
Cigna Corp.	53,093	10,782,657
Express Scripts Holding Co.*	90,199	6,732,453
McKesson Corp.	75,327	11,747,246

		29,262,356

Household Durables — 0.3%
Newell Brands, Inc.	153,991	4,758,322

Household Products — 1.0%
Procter & Gamble Co. (The)	85,101	7,819,080
Reckitt Benckiser Group PLC (United Kingdom)	93,461	8,719,283

		16,538,363

Industrial Conglomerates — 3.3%
3M Co.	90,240	21,239,789
Honeywell International, Inc.	202,402	31,040,371

		52,280,160

Insurance — 7.2%
Aon PLC	201,914	27,056,476
Chubb Ltd.	231,572	33,839,616
MetLife, Inc.	333,663	16,870,001
Travelers Cos., Inc. (The)	261,466	35,465,248

		113,231,341

IT Services — 6.1%
Accenture PLC (Class A Stock)	320,467	49,060,293
Amdocs Ltd.	58,745	3,846,623
Cognizant Technology Solutions Corp. (Class A Stock)	63,712	4,524,826
DXC Technology Co.	58,444	5,546,336
Fidelity National Information Services, Inc.	174,514	16,420,022
Fiserv, Inc.*	84,865	11,128,347

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
International Business Machines Corp.	41,512	$6,368,771

		96,895,218

Leisure Products — 0.2%
Hasbro, Inc.	33,385	3,034,363

Life Sciences Tools & Services — 1.3%
Thermo Fisher Scientific, Inc.	112,371	21,337,005

Machinery — 2.2%
Illinois Tool Works, Inc.	90,884	15,163,995
Ingersoll-Rand PLC	102,309	9,124,940
Stanley Black & Decker, Inc.	63,400	10,758,346

		35,047,281

Media — 3.8%
Comcast Corp. (Class A Stock)	716,863	28,710,363
Interpublic Group of Cos., Inc. (The)(a)	517,198	10,426,712
Omnicom Group, Inc.(a)	255,077	18,577,258
Time Warner, Inc.	29,485	2,696,993

		60,411,326

Oil, Gas & Consumable Fuels — 3.4%
Chevron Corp.	91,941	11,510,094
EOG Resources, Inc.	158,610	17,115,605
Exxon Mobil Corp.	134,611	11,258,864
Occidental Petroleum Corp.	178,261	13,130,705

		53,015,268

Personal Products — 0.4%
Coty, Inc. (Class A Stock)(a)	314,327	6,251,964

Pharmaceuticals — 7.2%
Johnson & Johnson	428,341	59,847,805
Merck & Co., Inc.	222,805	12,537,237
Novartis AG (Switzerland)	44,578	3,751,351
Pfizer, Inc.	953,781	34,545,948
Roche Holding AG (Switzerland)	12,785	3,232,756

		113,915,097

Professional Services — 0.5%
Equifax, Inc.	70,910	8,361,707

Road & Rail — 1.5%
Canadian National Railway Co. (Canada)(a)	114,470	9,443,775
Union Pacific Corp.	105,303	14,121,132

		23,564,907

Semiconductors & Semiconductor Equipment — 1.7%
Analog Devices, Inc.	45,433	4,044,901
Texas Instruments, Inc.	219,191	22,892,308

		26,937,209

Specialty Retail — 0.1%
Advance Auto Parts, Inc.(a)	18,505	1,844,763

Textiles, Apparel & Luxury Goods — 0.7%
Hanesbrands, Inc.(a)	340,364	7,117,011
NIKE, Inc. (Class B Stock)	55,612	3,478,531

		10,595,542

Tobacco — 3.7%
Altria Group, Inc.	88,948	6,351,777

COMMON STOCKS (continued)	Shares	Value
Tobacco (continued)
Philip Morris International, Inc.	487,487	$51,503,002

		57,854,779

Trading Companies & Distributors — 0.2%
HD Supply Holdings, Inc.*	77,478	3,101,444

TOTAL LONG-TERM INVESTMENTS (cost $1,288,305,432)		1,561,027,318

SHORT-TERM INVESTMENTS — 4.8%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	14,877,386	14,877,386
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $60,832,440; includes $60,761,599 of cash collateral for securities on loan)(b)(w)	60,828,766	60,828,766

TOTAL SHORT-TERM INVESTMENTS (cost $75,709,826)		75,706,152

TOTAL INVESTMENTS — 103.6% (cost $1,364,015,258)		1,636,733,470
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.6)%		(57,552,191)

NET ASSETS — 100.0%		$1,579,181,279

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $58,936,802; cash collateral of $60,761,599 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$49,242,604	$—	$—
Air Freight & Logistics	11,118,959	—	—
Auto Components	16,398,195	—	—
Automobiles	2,561,706	—	—
Banks	229,371,634	—	—
Beverages	10,891,494	19,742,988	—
Building Products	29,043,212	—	—
Capital Markets	122,731,568	—	—
Chemicals	58,103,176	—	—
Consumer Finance	17,929,030	—	—
Containers & Packaging	7,191,900	—	—
Diversified Telecommunication Services	12,277,272	—	—
Electric Utilities	34,160,380	—	—
Electrical Equipment	15,495,757	—	—
Energy Equipment & Services	26,832,878	—	—
Equity Real Estate Investment Trusts (REITs)	5,905,295	—	—
Food & Staples Retailing	6,841,173	—	—
Food Products	35,116,084	34,249,664	—
Health Care Equipment & Supplies	77,583,934	—	—
Health Care Providers & Services	29,262,356	—	—
Household Durables	4,758,322	—	—
Household Products	7,819,080	8,719,283	—
Industrial Conglomerates	52,280,160	—	—
Insurance	113,231,341	—	—
IT Services	96,895,218	—	—
Leisure Products	3,034,363	—	—
Life Sciences Tools & Services	21,337,005	—	—
Machinery	35,047,281	—	—
Media	60,411,326	—	—
Oil, Gas & Consumable Fuels	53,015,268	—	—
Personal Products	6,251,964	—	—
Pharmaceuticals	106,930,990	6,984,107	—
Professional Services	8,361,707	—	—
Road & Rail	23,564,907	—	—
Semiconductors & Semiconductor Equipment	26,937,209	—	—
Specialty Retail	1,844,763	—	—
Textiles, Apparel & Luxury Goods	10,595,542	—	—
Tobacco	57,854,779	—	—
Trading Companies & Distributors	3,101,444	—	—
Affiliated Mutual Funds	75,706,152	—	—

Total	$1,567,037,428	$69,696,042	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Banks	14.5%
Capital Markets	7.8
Pharmaceuticals	7.2
Insurance	7.2
IT Services	6.1
Health Care Equipment & Supplies	4.9
Affiliated Mutual Funds (3.8% represents investments purchased with collateral from securities on loan)	4.8
Food Products	4.4
Media	3.8
Chemicals	3.7
Tobacco	3.7
Oil, Gas & Consumable Fuels	3.4
Industrial Conglomerates	3.3
Aerospace & Defense	3.1
Machinery	2.2
Electric Utilities	2.2
Beverages	1.9
Health Care Providers & Services	1.9
Building Products	1.8
Semiconductors & Semiconductor Equipment	1.7

Energy Equipment & Services	1.7%
Road & Rail	1.5
Life Sciences Tools & Services	1.3
Consumer Finance	1.1
Household Products	1.0
Auto Components	1.0
Electrical Equipment	1.0
Diversified Telecommunication Services	0.8
Air Freight & Logistics	0.7
Textiles, Apparel & Luxury Goods	0.7
Professional Services	0.5
Containers & Packaging	0.5
Food & Staples Retailing	0.4
Personal Products	0.4
Equity Real Estate Investment Trusts (REITs)	0.4
Household Durables	0.3
Trading Companies & Distributors	0.2
Leisure Products	0.2
Automobiles	0.2
Specialty Retail	0.1

103.6
Liabilities in excess of other assets	(3.6)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/Received(1)	Net Amount
Securities on Loan	$58,936,802	$(58,936,802)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $58,936,802:
Unaffiliated investments (cost $1,288,305,432)	$1,561,027,318
Affiliated investments (cost $75,709,826)	75,706,152
Cash	77,026
Dividends receivable	2,217,027
Receivable for investments sold	1,765,505
Tax reclaim receivable	656,667
Receivable for fund share sold	1,297
Prepaid expenses	9,207

Total Assets	1,641,460,199

LIABILITIES:
Payable to broker for collateral for securities on loan	60,761,599
Payable for investments purchased	764,258
Management fees payable	479,893
Accrued expenses and other liabilities	106,685
Payable for fund share repurchased	101,080
Distribution fee payable	65,040
Affiliated transfer agent fee payable	365

Total Liabilities	62,278,920

NET ASSETS	$1,579,181,279

Net assets were comprised of:
Paid-in capital	$1,011,219,642
Retained earnings	567,961,637

Net assets, December 31, 2017	$1,579,181,279

Net asset value and redemption price per share, $1,579,181,279 / 78,563,055 outstanding shares of beneficial interest	$20.10

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net of $156,304 foreign withholding tax)	$29,528,089
Affiliated dividend income	233,784
Income from securities lending, net (including affiliated income of $50,954)	59,595

29,821,468

EXPENSES
Management fees	8,903,761
Distribution fee	3,352,016
Custodian and accounting fees	136,541
Audit fee	25,848
Trustees’ fees	22,358
Legal fees and expenses	15,691
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,335
Shareholders’ reports	4,409
Miscellaneous	32,606

Total expenses	12,500,565

NET INVESTMENT INCOME (LOSS)	17,320,903

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,932))	42,915,549
Foreign currency transactions	11,175

42,926,724

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3,663))	153,558,485
Foreign currencies	27,248

153,585,733

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	196,512,457

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$213,833,360

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$17,320,903	$14,295,336
Net realized gain (loss) on investment and foreign currency transactions	42,926,724	52,577,039
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	153,585,733	50,721,960

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	213,833,360	117,594,335

FUND SHARE TRANSACTIONS:
Fund share sold [17,748,787 and 46,158,518 shares, respectively]	332,324,979	728,525,727
Fund share repurchased [6,910,636 and 17,358,479 shares, respectively]	(127,350,754)	(273,400,571)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	204,974,225	455,125,156

CAPITAL CONTRIBUTIONS	—	27,311

TOTAL INCREASE (DECREASE) IN NET ASSETS	418,807,585	572,746,802
NET ASSETS:
Beginning of year	1,160,373,694	587,626,892

End of year	$1,579,181,279	$1,160,373,694

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 4.1%
General Dynamics Corp.	57,500	$11,698,375
Hexcel Corp.	63,100	3,902,735
Huntington Ingalls Industries, Inc.	12,900	3,040,530
Orbital ATK, Inc.	42,200	5,549,300
Spirit AeroSystems Holdings, Inc. (Class A Stock)	165,300	14,422,425
Textron, Inc.	45,800	2,591,822

		41,205,187

Airlines — 2.6%
Alaska Air Group, Inc.	36,500	2,683,115
American Airlines Group, Inc.	256,800	13,361,304
JetBlue Airways Corp.*	146,800	3,279,512
United Continental Holdings, Inc.*	99,900	6,733,260

		26,057,191

Auto Components — 1.8%
BorgWarner, Inc.	56,000	2,861,040
Goodyear Tire & Rubber Co. (The)(a)	192,100	6,206,751
Lear Corp.	50,700	8,956,662

		18,024,453

Automobiles — 0.3%
Harley-Davidson, Inc.(a)	62,300	3,169,824

Banks — 6.7%
Banco Latinoamericano de Comercio Exterior SA (Panama)	116,300	3,128,470
BankUnited, Inc.	275,000	11,198,000
BB&T Corp.	113,600	5,648,192
CIT Group, Inc.	51,200	2,520,576
Citizens Financial Group, Inc.	171,800	7,212,164
Comerica, Inc.	102,900	8,932,749
Fifth Third Bancorp	288,900	8,765,226
KeyCorp	467,700	9,433,509
Regions Financial Corp.	603,600	10,430,208

		67,269,094

Biotechnology — 0.2%
Eagle Pharmaceuticals, Inc.*(a)	40,100	2,142,142

Building Products — 1.4%
Johnson Controls International PLC	255,392	9,732,989
Owens Corning	42,800	3,935,032

		13,668,021

Capital Markets — 1.4%
Ameriprise Financial, Inc.	46,500	7,880,355
State Street Corp.	68,500	6,686,285

		14,566,640

Chemicals — 4.1%
Ashland Global Holdings, Inc.	77,000	5,482,400
Cabot Corp.	77,800	4,791,702
Celanese Corp. (Class A Stock)	78,313	8,385,756
Eastman Chemical Co.	78,500	7,272,240
Huntsman Corp.	250,200	8,329,158
Valvoline, Inc.	295,691	7,410,016

		41,671,272

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies — 1.3%
Covanta Holding Corp.(a)	559,500	$9,455,550
LSC Communications, Inc.	28,659	434,185
Pitney Bowes, Inc.	205,300	2,295,254
RR Donnelley & Sons Co.(a)	76,426	710,762

		12,895,751

Communications Equipment — 1.3%
Ciena Corp.*	256,800	5,374,824
F5 Networks, Inc.*	26,200	3,437,964
Juniper Networks, Inc.	153,300	4,369,050

		13,181,838

Construction & Engineering — 1.0%
Tutor Perini Corp.*(a)	113,100	2,867,085
Valmont Industries, Inc.	46,200	7,662,270

		10,529,355

Consumer Finance — 1.3%
Discover Financial Services	91,600	7,045,872
Navient Corp.	140,400	1,870,128
Nelnet, Inc. (Class A Stock)	76,900	4,212,582

		13,128,582

Containers & Packaging — 0.4%
Owens-Illinois, Inc.*	130,100	2,884,317
WestRock Co.	14,220	898,846

		3,783,163

Diversified Consumer Services — 0.2%
Adtalem Global Education, Inc.*(a)	52,600	2,211,830

Electric Utilities — 2.7%
Edison International	145,500	9,201,420
Entergy Corp.	112,500	9,156,375
FirstEnergy Corp.	302,500	9,262,550

		27,620,345

Electronic Equipment, Instruments & Components — 2.5%
Flex Ltd.*	483,300	8,694,567
Itron, Inc.*	58,996	4,023,527
Sanmina Corp.*	42,200	1,392,600
TE Connectivity Ltd.	32,500	3,088,800
Tech Data Corp.*	59,100	5,790,027
TTM Technologies, Inc.*(a)	125,400	1,965,018

		24,954,539

Energy Equipment & Services — 0.7%
Diamond Offshore Drilling, Inc.*(a)	148,200	2,755,038
McDermott International, Inc.*	558,700	3,676,246
Oceaneering International, Inc.(a)	39,900	843,486

		7,274,770

Equity Real Estate Investment Trusts (REITs) — 7.4%
Ashford Hospitality Prime, Inc.	25,065	243,882
Ashford Hospitality Trust, Inc.	198,300	1,334,559
CBL & Associates Properties, Inc.(a)	304,681	1,724,494
CoreCivic, Inc.	239,200	5,382,000
DDR Corp.	301,700	2,703,232
Franklin Street Properties Corp.	320,400	3,441,096
Government Properties Income Trust(a)	147,100	2,727,234
Hospitality Properties Trust	160,300	4,784,955

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Host Hotels & Resorts, Inc.(a)	161,200	$3,199,820
Invitation Homes, Inc.(a)	231,318	5,452,165
Lexington Realty Trust	438,300	4,229,595
Mack-Cali Realty Corp.	211,500	4,559,940
Medical Properties Trust, Inc.(a)	250,300	3,449,134
New Senior Investment Group, Inc.	184,291	1,393,241
Omega Healthcare Investors, Inc.(a)	131,100	3,610,494
Piedmont Office Realty Trust, Inc. (Class A Stock)(a)	160,400	3,145,444
Ryman Hospitality Properties, Inc.(a)	31,700	2,187,934
Sabra Health Care REIT, Inc.(a)	126,243	2,369,581
Select Income REIT	132,800	3,337,264
Senior Housing Properties Trust	284,784	5,453,614
Summit Hotel Properties, Inc.(a)	232,000	3,533,360
VEREIT, Inc.	390,500	3,041,995
Xenia Hotels & Resorts, Inc.	133,100	2,873,629

		74,178,662

Food & Staples Retailing — 0.4%
Kroger Co. (The)	114,900	3,154,005
SUPERVALU, Inc.*(a)	49,557	1,070,431

		4,224,436

Food Products — 3.5%
Archer-Daniels-Midland Co.	80,800	3,238,464
Bunge Ltd.	46,100	3,092,388
Hain Celestial Group, Inc. (The)*(a)	104,900	4,446,711
J.M. Smucker Co. (The)	21,000	2,609,040
Pilgrim’s Pride Corp.*(a)	124,600	3,870,076
Sanderson Farms, Inc.(a)	41,200	5,717,736
TreeHouse Foods, Inc.*(a)	160,700	7,948,222
Tyson Foods, Inc. (Class A Stock)	49,800	4,037,286

		34,959,923

Health Care Equipment & Supplies — 1.2%
Zimmer Biomet Holdings, Inc.	98,900	11,934,263

Health Care Providers & Services — 3.7%
Cardinal Health, Inc.	72,000	4,411,440
Cigna Corp.	23,600	4,792,924
Envision Healthcare Corp.*(a)	295,400	10,209,024
HCA Healthcare, Inc.*	74,400	6,535,296
Laboratory Corp. of America Holdings*	19,600	3,126,396
Molina Healthcare, Inc.*(a)	93,400	7,161,912
Owens & Minor, Inc.(a)	83,300	1,572,704

		37,809,696

Hotels, Restaurants & Leisure — 1.5%
Brinker International, Inc.(a)	134,300	5,216,212
SeaWorld Entertainment, Inc.*(a)	263,400	3,574,338
Wyndham Worldwide Corp.	57,000	6,604,590

		15,395,140

Household Durables — 1.8%
Ethan Allen Interiors, Inc.(a)	56,239	1,608,435
PulteGroup, Inc.	110,100	3,660,825
Whirlpool Corp.	75,200	12,681,728

		17,950,988

Independent Power & Renewable Electricity Producers — 0.9%
AES Corp.	875,700	9,483,831

COMMON STOCKS (continued)	Shares	Value
Insurance — 6.7%
Aflac, Inc.	43,900	$3,853,542
Allstate Corp. (The)	55,400	5,800,934
American Financial Group, Inc.	31,500	3,419,010
Everest Re Group Ltd.	24,948	5,519,994
Hartford Financial Services Group, Inc. (The)	150,200	8,453,256
Lincoln National Corp.	119,200	9,162,904
Maiden Holdings Ltd.(a)	189,700	1,252,020
Principal Financial Group, Inc.	64,300	4,537,008
Reinsurance Group of America, Inc.	33,200	5,176,876
Universal Insurance Holdings, Inc.(a)	131,900	3,607,465
Unum Group	186,100	10,215,029
Validus Holdings Ltd.	84,300	3,955,356
XL Group Ltd. (Bermuda)	72,500	2,549,100

		67,502,494

IT Services — 2.1%
Amdocs Ltd.	56,400	3,693,072
Conduent, Inc.*	352,300	5,693,168
Convergys Corp.(a)	152,500	3,583,750
Teradata Corp.*(a)	215,429	8,285,399

		21,255,389

Machinery — 3.1%
AGCO Corp.	28,000	2,000,040
Briggs & Stratton Corp.	150,500	3,818,185
Cummins, Inc.	31,000	5,475,840
Meritor, Inc.*	225,000	5,278,500
Oshkosh Corp.	56,800	5,162,552
Snap-on, Inc.(a)	16,500	2,875,950
Trinity Industries, Inc.	95,900	3,592,414
Wabash National Corp.(a)	146,800	3,185,560

		31,389,041

Media — 2.6%
AMC Networks, Inc. (Class A Stock)*(a)	72,900	3,942,432
CBS Corp. (Class B Stock)	129,700	7,652,300
Gannett Co., Inc.(a)	46,949	544,140
Lions Gate Entertainment Corp. (Class A Stock)*(a)	73,350	2,479,964
Lions Gate Entertainment Corp. (Class B Stock)*	73,350	2,328,129
MSG Networks, Inc. (Class A Stock)*(a)	258,600	5,236,650
TEGNA, Inc.	93,900	1,322,112
Viacom, Inc. (Class B Stock)	84,200	2,594,202

		26,099,929

Metals & Mining — 0.4%
Reliance Steel & Aluminum Co.	45,900	3,937,761

Mortgage Real Estate Investment Trusts (REITs) — 1.8%
Blackstone Mortgage Trust, Inc. (Class A Stock)(a)	105,574	3,397,371
Granite Point Mortgage Trust, Inc.(a)	29,168	517,440
MFA Financial, Inc.(a)	357,400	2,830,608
PennyMac Mortgage Investment Trust	124,800	2,005,536
Starwood Property Trust, Inc.(a)	319,400	6,819,190
Two Harbors Investment Corp.	153,900	2,502,414

		18,072,559

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Multiline Retail — 1.9%
Dillard’s, Inc. (Class A Stock)(a)	41,600	$2,498,080
Kohl’s Corp.(a)	122,805	6,659,715
Macy’s, Inc.(a)	391,400	9,859,366

		19,017,161

Multi-Utilities — 2.2%
CenterPoint Energy, Inc.	301,100	8,539,196
Public Service Enterprise Group, Inc.	215,100	11,077,650
SCANA Corp.	63,800	2,537,964

		22,154,810

Oil, Gas & Consumable Fuels — 5.6%
Andeavor	47,100	5,385,414
Cabot Oil & Gas Corp.	298,100	8,525,660
Marathon Petroleum Corp.	94,100	6,208,718
Murphy Oil Corp.(a)	91,400	2,837,970
ONEOK, Inc.	135,700	7,253,165
PBF Energy, Inc. (Class A Stock)(a)	100,400	3,559,180
Ship Finance International Ltd. (Norway)	59,900	928,450
SRC Energy, Inc.*(a)	161,911	1,381,102
Valero Energy Corp.	139,300	12,803,063
Williams Cos., Inc. (The)	250,100	7,625,549

		56,508,271

Paper & Forest Products — 0.4%
Domtar Corp.(a)	71,600	3,545,632

Pharmaceuticals — 2.0%
Jazz Pharmaceuticals PLC*	27,800	3,743,270
Lannett Co., Inc.*(a)	29,200	677,440
Mylan NV*	66,800	2,826,308
Perrigo Co. PLC	98,451	8,580,989
Teva Pharmaceutical Industries Ltd. (Israel), ADR(a)	227,800	4,316,810

		20,144,817

Professional Services — 0.5%
ManpowerGroup, Inc.	41,800	5,271,398

Road & Rail — 0.3%
Ryder System, Inc.	40,800	3,434,136

Semiconductors & Semiconductor Equipment — 2.7%
Amkor Technology, Inc.*	321,928	3,235,376
Lam Research Corp.	43,700	8,043,859
ON Semiconductor Corp.*	543,200	11,374,608
Skyworks Solutions, Inc.	48,700	4,624,065

		27,277,908

Software — 2.2%
CA, Inc.	130,200	4,333,056
Check Point Software Technologies Ltd. (Israel)*(a)	101,800	10,548,516
Nuance Communications, Inc.*	420,000	6,867,000

		21,748,572

Specialty Retail — 4.0%
Aaron’s, Inc.	53,100	2,116,035
Bed Bath & Beyond, Inc.(a)	58,200	1,279,818
Best Buy Co., Inc.	214,905	14,714,545
Children’s Place, Inc. (The)(a)	16,800	2,441,880
Foot Locker, Inc.	42,000	1,968,960

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (continued)
GameStop Corp. (Class A Stock)(a)	103,100	$1,850,645
Group 1 Automotive, Inc.	31,030	2,202,199
Murphy USA, Inc.*(a)	53,000	4,259,080
Office Depot, Inc.	414,700	1,468,038
Party City Holdco, Inc.*	277,200	3,866,940
Penske Automotive Group, Inc.(a)	77,200	3,694,020

		39,862,160

Technology Hardware, Storage & Peripherals — 3.3%
HP, Inc.	208,400	4,378,484
NCR Corp.*	131,200	4,459,488
Seagate Technology PLC(a)	97,000	4,058,480
Western Digital Corp.	205,800	16,367,274
Xerox Corp.	144,475	4,211,446

		33,475,172

Thrifts & Mortgage Finance — 0.6%
MGIC Investment Corp.*	193,500	2,730,285
Radian Group, Inc.	180,083	3,711,511

		6,441,796

Trading Companies & Distributors — 1.6%
AerCap Holdings NV (Ireland)*	234,400	12,331,784
Aircastle Ltd.	165,598	3,873,337

		16,205,121

TOTAL LONG-TERM INVESTMENTS (cost $773,960,021)		992,635,063

SHORT-TERM INVESTMENTS — 19.4%
AFFILIATED MUTUAL FUNDS — 18.2%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	3,017,292	3,017,292
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $180,949,480; includes $180,739,173 of cash collateral for securities on loan)(b)(w)	180,934,231	180,934,231

TOTAL AFFILIATED MUTUAL FUNDS (cost $183,966,772)		183,951,523

UNAFFILIATED FUND — 1.2%
BlackRock Liquidity Funds FedFund Portfolio (cost $12,022,346)	12,022,346	12,022,346

TOTAL SHORT-TERM INVESTMENTS (cost $195,989,118)		195,973,869

TOTAL INVESTMENTS — 117.8% (cost $969,949,139)		1,188,608,932
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.8)%		(179,483,094)

NET ASSETS — 100.0%		$1,009,125,838

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $174,989,762; cash collateral of $180,739,173 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$41,205,187	$—	$—
Airlines	26,057,191	—	—
Auto Components	18,024,453	—	—
Automobiles	3,169,824	—	—
Banks	67,269,094	—	—
Biotechnology	2,142,142	—	—
Building Products	13,668,021	—	—
Capital Markets	14,566,640	—	—
Chemicals	41,671,272	—	—
Commercial Services & Supplies	12,895,751	—	—
Communications Equipment	13,181,838	—	—
Construction & Engineering	10,529,355	—	—
Consumer Finance	13,128,582	—	—
Containers & Packaging	3,783,163	—	—
Diversified Consumer Services	2,211,830	—	—
Electric Utilities	27,620,345	—	—
Electronic Equipment, Instruments & Components	24,954,539	—	—
Energy Equipment & Services	7,274,770	—	—
Equity Real Estate Investment Trusts (REITs)	74,178,662	—	—
Food & Staples Retailing	4,224,436	—	—
Food Products	34,959,923	—	—
Health Care Equipment & Supplies	11,934,263	—	—
Health Care Providers & Services	37,809,696	—	—
Hotels, Restaurants & Leisure	15,395,140	—	—
Household Durables	17,950,988	—	—
Independent Power & Renewable Electricity Producers	9,483,831	—	—
Insurance	67,502,494	—	—
IT Services	21,255,389	—	—
Machinery	31,389,041	—	—
Media	26,099,929	—	—
Metals & Mining	3,937,761	—	—
Mortgage Real Estate Investment Trusts (REITs)	18,072,559	—	—
Multiline Retail	19,017,161	—	—
Multi-Utilities	22,154,810	—	—
Oil, Gas & Consumable Fuels	56,508,271	—	—
Paper & Forest Products	3,545,632	—	—
Pharmaceuticals	20,144,817	—	—
Professional Services	5,271,398	—	—
Road & Rail	3,434,136	—	—
Semiconductors & Semiconductor Equipment	27,277,908	—	—
Software	21,748,572	—	—
Specialty Retail	39,862,160	—	—
Technology Hardware, Storage & Peripherals	33,475,172	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Thrifts & Mortgage Finance	$6,441,796	$—	$—
Trading Companies & Distributors	16,205,121	—	—
Affiliated Mutual Funds	183,951,523	—	—
Unaffiliated Fund	12,022,346	—	—

Total	$1,188,608,932	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to the report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (17.9% represents investments purchased with collateral from securities on loan)	18.2%
Equity Real Estate Investment Trusts (REITs)	7.4
Insurance	6.7
Banks	6.7
Oil, Gas & Consumable Fuels	5.6
Chemicals	4.1
Aerospace & Defense	4.1
Specialty Retail	4.0
Health Care Providers & Services	3.7
Food Products	3.5
Technology Hardware, Storage & Peripherals	3.3
Machinery	3.1
Electric Utilities	2.7
Semiconductors & Semiconductor Equipment	2.7
Media	2.6
Airlines	2.6
Electronic Equipment, Instruments & Components	2.5
Multi-Utilities	2.2
Software	2.2
IT Services	2.1
Pharmaceuticals	2.0
Multiline Retail	1.9

Mortgage Real Estate Investment Trusts (REITs)	1.8%
Auto Components	1.8
Household Durables	1.8
Trading Companies & Distributors	1.6
Hotels, Restaurants & Leisure	1.5
Capital Markets	1.4
Building Products	1.4
Communications Equipment	1.3
Consumer Finance	1.3
Commercial Services & Supplies	1.3
Unaffiliated Fund	1.2
Health Care Equipment & Supplies	1.2
Construction & Engineering	1.0
Independent Power & Renewable Electricity Producers	0.9
Energy Equipment & Services	0.7
Thrifts & Mortgage Finance	0.6
Professional Services	0.5
Food & Staples Retailing	0.4
Metals & Mining	0.4
Containers & Packaging	0.4
Paper & Forest Products	0.4
Road & Rail	0.3
Automobiles	0.3
Diversified Consumer Services	0.2
Biotechnology	0.2

117.8
Liabilities in excess of other assets	(17.8)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$174,989,762	$(174,989,762)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $174,989,762:
Unaffiliated investments (cost $785,982,367)	$1,004,657,409
Affiliated investments (cost $183,966,772)	183,951,523
Dividends receivable	2,358,271
Receivable for fund share sold	105,313
Receivable for investments sold	14,969
Tax reclaim receivable	1,257
Prepaid expenses	14,919

Total Assets	1,191,103,661

LIABILITIES:
Payable to broker for collateral for securities on loan	180,739,173
Payable for fund share repurchased	597,025
Management fees payable	379,757
Accrued expenses and other liabilities	219,803
Distribution fee payable	41,700
Affiliated transfer agent fee payable	365

Total Liabilities	181,977,823

NET ASSETS	$1,009,125,838

Net assets were comprised of:
Paid-in capital	$388,497,534
Retained earnings	620,628,304

Net assets, December 31, 2017	$1,009,125,838

Net asset value and redemption price per share, $1,009,125,838 / 28,906,052 outstanding shares of beneficial interest	$34.91

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net foreign withholding tax $29,817)	$20,778,331
Income from securities lending, net (including affiliated income of $331,178)	618,119
Affiliated dividend income	68,652

21,465,102

EXPENSES
Management fees	6,957,237
Distribution fee	2,420,725
Custodian and accounting fees	125,474
Audit fee	25,812
Trustees’ fees	18,984
Legal fees and expenses	14,891
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	6,957
Shareholders’ reports	4,485
Miscellaneous	27,051

Total expenses	9,601,616
Less: management fee waivers and/or expense reimbursement	(19,366)

Net expenses	9,582,250

NET INVESTMENT INCOME (LOSS)	11,882,852

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $(4,832))	69,478,569

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(27,231))	43,797,607
Foreign currencies	464

43,798,071

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	113,276,640

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$125,159,492

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$11,882,852	$10,161,890
Net realized gain (loss) on investment transactions	69,478,569	31,039,103
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	43,798,071	90,250,233

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	125,159,492	131,451,226

FUND SHARE TRANSACTIONS:
Fund share sold [1,809,635 and 5,730,828 shares, respectively]	58,316,523	153,983,586
Fund share repurchased [2,835,399 and 7,015,746 shares, respectively]	(92,804,948)	(177,967,479)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(34,488,425)	(23,983,893)

CAPITAL CONTRIBUTIONS	—	762,612

TOTAL INCREASE (DECREASE) IN NET ASSETS	90,671,067	108,229,945
NET ASSETS:
Beginning of year	918,454,771	810,224,826

End of year	$1,009,125,838	$918,454,771

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 99.3%
COMMON STOCKS — 93.6%	Shares	Value
Argentina — 0.7%
Adecoagro SA*	33,500	$346,390
Banco Macro SA, ADR	1,290	149,485
BBVA Banco Frances SA, ADR(a)	5,600	141,120
Cresud SACIF y A, ADR	16,500	364,485
Grupo Financiero Galicia SA, ADR	6,230	410,246
MercadoLibre, Inc.(a)	2,600	818,116
Pampa Energia SA*	43,686	116,926
Pampa Energia SA, ADR*	7,896	531,243
Transportadora de Gas del Sur SA (Class B Stock), ADR*	32,130	714,250

		3,592,261

Bahrain — 0.7%
Ahli United Bank BSC	2,322,552	1,585,253
Al Salam Bank-Bahrain BSC	2,267,959	635,466
GFH Financial Group BSC	1,595,344	651,533
Ithmaar Holding BSC*	3,309,705	461,143

		3,333,395

Botswana — 0.4%
Barclays Bank of Botswana Ltd.	466,032	289,408
Botswana Insurance Holdings Ltd.	123,564	233,078
Choppies Enterprises Ltd.	534,631	131,825
First National Bank of Botswana Ltd.	885,555	210,231
Letshego Holdings Ltd.	1,667,377	319,041
Sechaba Breweries Holdings Ltd.^	401,237	785,285
Standard Chartered Bank Botswana Ltd.^	91,217	47,056
Turnstar Holdings Ltd.	52,065	17,435

		2,033,359

Brazil — 4.2%
AES Tiete Energia SA, UTS	26,800	103,012
Ambev SA	35,600	228,383
Ambev SA, ADR	184,800	1,193,808
B3 SA—Brasil Bolsa Balcao	58,649	402,769
Banco do Brasil SA	19,875	190,655
BR Malls Participacoes SA	203,585	781,294
BRF SA*	33,460	369,189
CCR SA	141,700	689,896
Cia de Saneamento Basico do Estado de Sao Paulo, ADR(a)	32,300	337,535
Cia de Saneamento de Minas
Gerais-COPASA	8,300	108,570
Cia Energetica de Minas Gerais, ADR(a)	74,196	152,844
Cia Hering	15,600	120,488
Cia Paranaense de Energia, ADR(a)	15,400	117,502
Cia Siderurgica Nacional SA*	17,700	44,716
Cielo SA	264,656	1,876,549
Cosan SA Industria e Comercio	13,500	168,898
CPFL Energia SA, ADR(a)	28,692	329,958
Cyrela Brazil Realty SA Empreendimentos e Participacoes	41,800	166,590
EcoRodovias Infraestrutura e Logistica SA	22,700	84,173
EDP - Energias do Brasil SA	29,400	124,084
Embraer SA, ADR	23,900	571,927
Engie Brasil Energia SA	21,900	234,442
Equatorial Energia SA	15,100	298,850
Estacio Participacoes SA	47,000	465,027

COMMON STOCKS (continued)	Shares	Value
Brazil (continued)
Even Construtora e Incorporadora SA*	70,900	$122,687
Fibria Celulose SA	23,400	337,551
Hypermarcas SA	84,100	912,725
Iguatemi Empresa de Shopping Centers SA	32,300	383,557
Iochpe Maxion SA	19,300	133,822
JBS SA	40,567	119,973
Klabin SA, UTS	40,300	213,825
Kroton Educacional SA	142,400	789,895
Light SA*	13,000	65,410
Localiza Rent a Car SA	71,235	473,740
Lojas Renner SA	67,100	717,910
Marfrig Global Foods SA*	48,640	107,336
MRV Engenharia e Participacoes SA	45,600	206,754
Multiplan Empreendimentos Imobiliarios SA	41,400	884,887
Natura Cosmeticos SA	10,300	102,655
Odontoprev SA	115,800	555,418
Qualicorp SA	92,300	862,591
Raia Drogasil SA	10,600	293,353
Rumo SA*	31,557	123,389
Smiles Fidelidade SA	6,100	139,577
Suzano Papel e Celulose SA	15,725	88,602
TIM Participacoes SA	272,333	1,075,506
TOTVS SA	37,600	338,809
Ultrapar Participacoes SA	28,600	646,649
Vale SA, ADR(a)	132,096	1,615,533
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	12,210	68,244
WEG SA	120,860	878,458

		21,420,015

Bulgaria — 0.4%
CB First Investment Bank AD*	155,563	539,114
Central Cooperative Bank AD*	87,402	88,801
Chimimport AD	265,946	291,490
Industrial Holding Bulgaria PLC*	72,512	42,223
MonBat AD	48,227	300,800
Petrol AD*^	90,727	—
Sopharma AD	197,237	517,822

		1,780,250

Chile — 3.2%
AES Gener SA	227,462	75,291
Aguas Andinas SA (Class A Stock)	327,850	217,039
Almendral SA	1,092,556	92,319
AntarChile SA	29,805	527,327
Banco de Chile	5,086,649	814,988
Banco de Credito e Inversiones	5,821	404,673
Banco Santander Chile	6,302,356	493,517
Banmedica SA	213,010	742,108
Cencosud SA	262,569	775,206
Cia Cervecerias Unidas SA, ADR(a)	14,950	442,221
Colbun SA	772,001	177,445
Embotelladora Andina SA (Class B Stock), ADR	9,150	267,089
Empresa Nacional de Telecomunicaciones SA	32,654	366,830
Empresas CMPC SA	252,098	856,658
Empresas COPEC SA	132,122	2,085,870
Enel Americas SA	2,916,314	649,370

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Chile (continued)
Enel Chile SA	1,563,372	$184,968
Enel Generacion Chile SA	315,372	285,377
Engie Energia Chile SA	49,355	106,032
Forus SA	18,500	83,271
Itau CorpBanca	26,181,273	238,073
Latam Airlines Group SA, ADR(a)	77,683	1,079,794
Parque Arauco SA	95,852	296,995
Quinenco SA	97,600	340,950
Ripley Corp. SA	146,630	159,225
SACI Falabella	175,311	1,747,498
Salfacorp SA	108,740	200,623
Sigdo Koppers SA	133,519	276,411
Sociedad Quimica y Minera de Chile SA, ADR(a)	26,100	1,549,557
SONDA SA	297,134	590,985
Vina Concha y Toro SA	139,650	264,278

		16,391,988

China — 11.0%
263 Network Communications Co. Ltd. (Class A Stock)*	55,100	64,767
3SBio, Inc., 144A*	241,500	473,391
AAC Technologies Holdings, Inc.	12,500	221,231
AECC Aviation Power Co. Ltd. (Class A Stock)	13,100	54,139
Agricultural Bank of China Ltd. (Class H Stock)	303,000	140,816
Air China Ltd. (Class H Stock)	142,000	171,965
Aisino Corp. (Class A Stock)	22,400	74,054
Alibaba Group Holding Ltd., ADR*(a)	7,400	1,275,982
Aluminum Corp. of China Ltd. (Class H Stock)*	1,066,000	760,981
Anhui Conch Cement Co. Ltd. (Class H Stock)	184,000	863,647
AviChina Industry & Technology Co. Ltd. (Class H Stock)	172,000	91,576
Baidu, Inc., ADR*	3,300	772,893
Bank of Beijing Co. Ltd. (Class A Stock)	59,957	65,781
Bank of China Ltd. (Class H Stock)	816,000	399,625
Bank of Communications Co. Ltd. (Class H Stock)	338,800	250,764
Bank of Ningbo Co. Ltd. (Class A Stock)	39,600	108,241
BBMG Corp. (Class H Stock)	684,000	309,670
Beijing Capital International Airport Co. Ltd. (Class H Stock)	146,000	219,755
Beijing Enterprises Holdings Ltd.	41,500	245,641
Beijing Enterprises Water Group Ltd.*	662,000	511,429
Beijing Orient Landscape & Environment Co. Ltd. (Class A Stock)	27,100	83,879
Beijing Originwater Technology Co. Ltd. (Class A Stock)	34,800	92,843
Beijing Water Business Doctor Co. Ltd. (Class A Stock)	36,500	117,803
BOE Technology Group Co. Ltd. (Class A Stock)	173,800	154,404
Brilliance China Automotive Holdings Ltd.	350,000	930,091
BYD Co. Ltd. (Class H Stock)(a)	59,000	512,563
Cangzhou Mingzhu Plastic Co. Ltd. (Class A Stock)	33,200	57,894

COMMON STOCKS (continued)	Shares	Value
China (continued)
CGN Power Co. Ltd. (Class H Stock), 144A	1,231,000	$333,280
Changjiang Securities Co. Ltd. (Class A Stock)	46,400	56,040
China Agri-Industries Holdings Ltd.	804,000	351,378
China Biologic Products Holdings, Inc.*	3,200	252,064
China CITIC Bank Corp. Ltd. (Class H Stock)	179,000	112,054
China Coal Energy Co. Ltd. (Class H Stock)	437,000	196,981
China Communications Construction Co. Ltd. (Class H Stock)	229,000	259,799
China Communications Services Corp. Ltd. (Class H Stock)	396,000	264,850
China Construction Bank Corp. (Class H Stock)	1,052,670	969,038
China Everbright Ltd.	32,000	71,394
China Fortune Land Development Co. Ltd. (Class A Stock)	17,000	82,012
China Hongqiao Group Ltd.*	274,000	306,543
China Life Insurance Co. Ltd. (Class H Stock)	108,000	336,799
China Longyuan Power Group Corp. Ltd. (Class H Stock)	395,000	280,480
China Medical System Holdings Ltd.	245,000	570,309
China Mengniu Dairy Co. Ltd.*	316,000	938,690
China Merchants Bank Co. Ltd. (Class H Stock)	58,769	232,670
China Merchants Port Holdings Co. Ltd.	114,000	297,761
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (Class A Stock)	38,200	114,639
China Minsheng Banking Corp. Ltd. (Class H Stock)	94,300	94,241
China Mobile Ltd.	245,000	2,477,451
China Molybdenum Co. Ltd. (Class H Stock)	870,000	556,041
China National Building Material Co. Ltd. (Class H Stock)	516,000	459,884
China National Nuclear Power Co. Ltd. (Class A Stock)	62,600	70,595
China Northern Rare Earth Group High-Tech Co. Ltd. (Class A Stock)	38,100	85,288
China Oilfield Services Ltd. (Class H Stock)	138,000	133,897
China Overseas Land & Investment Ltd.	292,720	939,597
China Overseas Property Holdings Ltd.	420,240	113,656
China Pacific Insurance Group Co. Ltd. (Class H Stock)	44,200	211,523
China Petroleum & Chemical Corp. (Class H Stock)	1,459,000	1,068,620
China Power International Development Ltd.	478,000	125,417
China Railway Group Ltd. (Class H Stock)	363,000	268,038
China Resources Beer Holdings Co. Ltd.	178,000	637,679
China Resources Gas Group Ltd.	112,000	405,393
China Resources Land Ltd.	54,444	159,719
China Resources Power Holdings Co. Ltd.	243,400	452,711
China Shanshui Cement Group Ltd.*^	551,000	—
China Shenhua Energy Co. Ltd. (Class H Stock)	206,500	533,481
China Shipbuilding Industry Co. Ltd. (Class A Stock)*	59,700	55,281
China State Construction Engineering Corp. Ltd. (Class A Stock)	71,600	99,162

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
China (continued)
China Taiping Insurance Holdings Co. Ltd.	39,800	$148,548
China Telecom Corp. Ltd. (Class H Stock)	532,000	252,333
China Unicom Hong Kong Ltd.*	262,052	354,290
China United Network Communications Ltd. (Class A Stock)*	113,700	110,306
China Vanke Co. Ltd. (Class H Stock)	190,500	758,092
China Yangtze Power Co. Ltd. (Class A Stock)	50,200	120,148
China Yurun Food Group Ltd.*	741,000	76,684
China Zhongwang Holdings Ltd.	418,000	228,613
CITIC Guoan Information Industry Co. Ltd. (Class A Stock)	47,200	69,563
CITIC Ltd.	310,000	447,255
CNOOC Ltd. (Class H Stock)	984,000	1,412,647
COSCO Shipping Development Co. Ltd. (Class H Stock)*	683,000	139,541
COSCO Shipping Energy Transportation Co. Ltd. (Class H Stock)	194,000	105,821
COSCO Shipping Ports Ltd.	252,000	262,148
Country Garden Holdings Co. Ltd.	177,831	337,843
CRRC Corp. Ltd. (Class H Stock)	256,000	273,043
CSPC Pharmaceutical Group Ltd.	360,000	725,264
Ctrip.com International Ltd., ADR*(a)	12,900	568,890
Daqin Railway Co. Ltd. (Class A Stock)	62,400	86,861
Datang International Power Generation Co. Ltd. (Class H Stock)*	892,000	263,358
Dong-E-E-Jiao Co. Ltd. (Class A Stock)	10,600	98,081
Dongfeng Motor Group Co. Ltd. (Class H Stock)	322,000	388,664
Dr Peng Telecom & Media Group Co. Ltd. (Class A Stock)	18,200	47,600
East Money Information Co. Ltd. (Class A Stock)	36,600	72,758
Financial Street Holdings Co. Ltd. (Class A Stock)	59,800	101,966
Fuyao Glass Industry Group Co. Ltd. (Class A Stock)	25,300	112,484
GD Power Development Co. Ltd. (Class A Stock)	149,300	71,503
GEM Co. Ltd. (Class A Stock)	55,300	60,982
Gemdale Corp. (Class A Stock)	42,300	82,018
Golden Eagle Retail Group Ltd.	242,000	292,917
Gree Electric Appliances, Inc. of Zhuhai (Class A Stock)	17,600	118,046
Guangdong Baolihua New Energy Stock Co. Ltd. (Class A Stock)	54,700	67,146
Guangdong Investment Ltd.	392,000	524,105
Guangdong Wens Foodstuffs Group Co. Ltd. (Class A Stock)	26,100	95,771
Guanghui Energy Co. Ltd. (Class A Stock)	105,700	82,022
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	187,909	443,847
Hangzhou Hikvision Digital Technology Co. Ltd. (Class A Stock)	21,200	126,783
Han’s Laser Technology Industry Group Co. Ltd. (Class A Stock)	18,700	141,590
Hengan International Group Co. Ltd.	82,000	907,903
Huaneng Power International, Inc. (Class H Stock)	616,000	386,096

COMMON STOCKS (continued)	Shares	Value
China (continued)
Huaneng Renewables Corp. Ltd. (Class H Stock)	662,000	$224,113
Hubei Energy Group Co. Ltd. (Class A Stock)	136,000	96,663
Hundsun Technologies, Inc. (Class A Stock)	10,500	74,733
Iflytek Co. Ltd. (Class A Stock)	11,200	101,704
Industrial & Commercial Bank of China Ltd. (Class H Stock)	881,000	706,240
Industrial Bank Co. Ltd. (Class A Stock)	40,600	105,859
Inner Mongolia BaoTou Steel Union Co. Ltd. (Class A Stock)*	217,140	81,934
Inner Mongolia Yili Industrial Group Co. Ltd. (Class A Stock)	39,000	192,707
JD.com, Inc., ADR*(a)	6,900	285,798
Jiangsu Expressway Co. Ltd. (Class H Stock)	160,000	243,247
Jiangsu Hengrui Medicine Co. Ltd. (Class A Stock)	14,400	152,388
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (Class A Stock)	7,500	132,349
Jiangxi Copper Co. Ltd. (Class H Stock)	221,000	349,686
Jiangxi Ganfeng Lithium Co. Ltd. (Class A Stock)	9,800	107,990
Jilin Aodong Pharmaceutical Group Co. Ltd. (Class A Stock)	24,700	85,236
Kangde Xin Composite Material Group Co. Ltd. (Class A Stock)	22,300	75,909
Kangmei Pharmaceutical Co. Ltd. (Class A Stock)	30,900	106,066
Kunlun Energy Co. Ltd.	230,000	239,048
Kweichow Moutai Co. Ltd. (Class A Stock)	2,700	288,976
Lenovo Group Ltd.	112,000	63,069
Lepu Medical Technology Beijing Co. Ltd. (Class A Stock)	27,400	101,684
Li Ning Co. Ltd.*	350,979	283,850
Luye Pharma Group Ltd.(a)	378,000	298,288
Luzhou Laojiao Co. Ltd. (Class A Stock)	8,900	90,172
Midea Group Co. Ltd. (Class A Stock)	17,100	145,412
NetEase, Inc., ADR	1,700	586,619
New Oriental Education & Technology Group, Inc., ADR	16,800	1,579,200
Oceanwide Holdings Co. Ltd. (Class A Stock)	61,500	70,440
Offshore Oil Engineering Co. Ltd. (Class A Stock)	65,600	61,862
PetroChina Co. Ltd. (Class H Stock)	1,110,000	771,835
PICC Property & Casualty Co. Ltd. (Class H Stock)	50,000	95,789
Ping An Bank Co. Ltd. (Class A Stock)	81,900	167,160
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	75,000	777,905
Poly Real Estate Group Co. Ltd. (Class A Stock)	62,200	134,958
Qingdao Haier Co. Ltd. (Class A Stock)	46,500	134,413
Real Gold Mining Ltd.*^	209,000	—
RiseSun Real Estate Development Co. Ltd. (Class A Stock)	48,400	70,884
SAIC Motor Corp. Ltd. (Class A Stock)	24,100	118,529

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
China (continued)
Sanan Optoelectronics Co. Ltd. (Class A Stock)	37,700	$146,798
SDIC Power Holdings Co. Ltd. (Class A Stock)	65,400	73,687
Shandong Gold Mining Co. Ltd. (Class A Stock)	15,500	74,275
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock)	376,000	273,251
Shanghai Electric Group Co. Ltd. (Class H Stock)*	382,000	157,122
Shanghai Industrial Holdings Ltd.	85,000	243,106
Shanghai Oriental Pearl Group Co. Ltd. (Class A Stock)	20,900	53,450
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	152,300	411,177
Shanghai Pudong Development Bank Co. Ltd. (Class A Stock)	64,350	124,305
Shanxi Xishan Coal & Electricity Power Co. Ltd. (Class A Stock)	48,900	75,955
Shenwan Hongyuan Group Co. Ltd. (Class A Stock)	89,860	74,074
Shenzhen Inovance Technology Co. Ltd. (Class A Stock)	21,300	94,842
SINA Corp.*	2,000	200,620
Sino-Ocean Group Holding Ltd.	161,500	111,211
Sinopec Shanghai Petrochemical Co. Ltd. (Class H Stock)	698,000	396,797
Sinopharm Group Co. Ltd. (Class H Stock)	245,200	1,056,270
Sohu.com, Inc.*	1,600	69,360
Suning Commerce Group Co. Ltd. (Class A Stock)	49,800	93,922
Tasly Pharmaceutical Group Co. Ltd. (Class A Stock)	11,300	61,758
Tencent Holdings Ltd.	60,900	3,152,059
Tianqi Lithium Corp. (Class A Stock)	12,075	98,589
Tingyi Cayman Islands Holding Corp.	340,000	661,063
Tonghua Dongbao Pharmaceutical Co. Ltd. (Class A Stock)	23,760	83,428
Tsinghua Tongfang Co. Ltd. (Class A Stock)	32,900	49,441
Tsingtao Brewery Co. Ltd. (Class H Stock)	54,000	278,101
Wanhua Chemical Group Co. Ltd. (Class A Stock)^	29,880	173,798
Want Want China Holdings Ltd.	753,400	630,705
Weibo Corp., ADR*(a)	400	41,384
Weichai Power Co. Ltd. (Class H Stock)	208,000	227,232
Wintime Energy Co. Ltd. (Class A Stock)^	109,800	56,428
Wuliangye Yibin Co. Ltd. (Class A Stock)	12,900	158,160
Yangzijiang Shipbuilding Holdings Ltd.	330,000	361,853
Yonghui Superstores Co. Ltd. (Class A Stock)	94,800	147,018
Youngor Group Co. Ltd. (Class A Stock)	43,120	60,696
Yunnan Baiyao Group Co. Ltd. (Class A Stock)	7,500	117,191
Zhaojin Mining Industry Co. Ltd. (Class H Stock)	184,000	142,687
Zhejiang Expressway Co. Ltd. (Class H Stock)	148,000	162,564
Zhongsheng Group Holdings Ltd.	270,000	613,569
Zijin Mining Group Co. Ltd. (Class H Stock)	1,492,000	563,240

COMMON STOCKS (continued)	Shares	Value
China (continued)
ZTE Corp. (Class H Stock)*	132,729	$496,108

		56,233,819

Colombia — 1.2%
Almacenes Exito SA	75,552	419,221
Banco de Bogota SA	12,177	275,248
Bancolombia SA	29,008	291,398
Bancolombia SA, ADR(a)	13,200	523,512
Celsia SA ESP	124,720	198,921
Cementos Argos SA	63,127	243,672
CEMEX Latam Holdings SA*	30,558	112,630
Corp Financiera Colombiana SA	12,268	120,031
Ecopetrol SA, ADR(a)	91,400	1,337,182
Empresa de Telecomunicaciones de Bogota*	321,215	49,187
Grupo Argos SA	54,106	378,541
Grupo de Inversiones Suramericana SA	29,045	392,205
Grupo Energia Bogota SA ESP	546,044	368,672
Grupo Nutresa SA	85,096	793,238
Interconexion Electrica SA ESP	145,230	691,006
Odinsa SA*^	25,472	82,234

		6,276,898

Croatia — 0.6%
Atlantic Grupa dd	1,548	215,453
Atlantska Plovidba dd*	1,177	121,468
Ericsson Nikola Tesla dd	1,376	267,900
Hrvatski Telekom dd	26,954	720,225
Koncar-Elektroindustrija dd	1,343	154,988
Ledo dd*	122	5,699
Podravka Prehrambena Ind dd	7,310	319,211
Valamar Riviera dd	111,744	789,374
Zagrebacka Banka dd	35,083	298,219

		2,892,537

Czech Republic — 0.7%
CEZ A/S	52,482	1,223,381
Komercni banka A/S	32,820	1,408,223
O2 Czech Republic A/S	4,156	54,044
Philip Morris CR A/S	664	516,945
Unipetrol A/S	17,874	315,549

		3,518,142

Estonia — 0.5%
AS Merko Ehitus	9,442	99,747
AS Tallinna Vesi (Class A Stock)	33,851	413,727
Olympic Entertainment Group A/S	263,501	572,842
Tallink Grupp A/S	485,209	726,726
Tallinna Kaubamaja Grupp A/S	68,345	753,880

		2,566,922

Ghana — 0.4%
CAL Bank Ltd.*	1,140,075	272,746
Ghana Commercial Bank Ltd.	1,190,800	1,330,497
Standard Chartered Bank Ghana Ltd.	78,000	435,127

		2,038,370

Greece — 1.4%
Aegean Airlines SA	12,691	125,186
Aegean Marine Petroleum Network, Inc.(a)	10,200	43,860

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Greece (continued)
Alpha Bank AE*	204,584	$438,630
Athens Water Supply & Sewage Co. SA	16,362	122,909
Diana Shipping, Inc.*(a)	37,300	151,811
Ellaktor SA*	48,048	93,442
Eurobank Ergasias SA*	204,149	208,010
FF Group*	9,316	212,312
GEK Terna Holding Real Estate Construction SA*	31,494	167,296
Grivalia Properties REIC AE, REIT	31,258	344,771
Hellenic Exchanges - Athens Stock Exchange SA	28,659	180,751
Hellenic Petroleum SA	21,408	195,361
Hellenic Telecommunications Organization SA	87,378	1,204,097
Holding Co. ADMIE IPTO SA*	68,438	158,441
JUMBO SA	21,510	384,163
LAMDA Development SA*	9,486	78,594
Motor Oil Hellas Corinth Refineries SA	21,444	483,302
Mytilineos Holdings SA*	36,112	395,880
National Bank of Greece SA*	1,176,559	449,807
OPAP SA	48,550	611,627
Piraeus Bank SA*	35,438	130,224
Public Power Corp. SA*	68,438	159,801
Terna Energy SA	20,588	109,062
Titan Cement Co. SA	26,824	737,339
Tsakos Energy Navigation Ltd.(a)	22,400	87,584

		7,274,260

Hong Kong — 1.0%
China Gas Holdings Ltd.	310,000	855,211
Fullshare Holdings Ltd.*	412,500	190,098
Kingboard Chemical Holdings Ltd.	165,000	890,032
Lee & Man Paper Manufacturing Ltd.	287,000	337,930
Nine Dragons Paper Holdings Ltd.	289,000	461,782
Shimao Property Holdings Ltd.	42,000	91,115
Sino Biopharmaceutical Ltd.	798,000	1,410,792
WH Group Ltd., 144A	712,000	802,447

		5,039,407

Hungary — 0.7%
Magyar Telekom Telecommunications PLC	173,071	305,904
MOL Hungarian Oil & Gas PLC	100,512	1,165,371
OTP Bank PLC	28,431	1,174,230
Richter Gedeon Nyrt	40,746	1,065,654

		3,711,159

India — 6.0%
ACC Ltd.	6,400	176,044
Adani Ports & Special Economic Zone Ltd.	86,589	549,039
Adani Power Ltd.*	177,209	115,729
Ambuja Cements Ltd.	73,500	313,141
Apollo Hospitals Enterprise Ltd.	7,700	145,133
Ashok Leyland Ltd.	173,423	323,139
Asian Paints Ltd.	24,250	439,551
Aurobindo Pharma Ltd.	27,300	293,807
Axis Bank Ltd.	38,943	343,576
Bajaj Auto Ltd.	3,960	206,611
Bharat Heavy Electricals Ltd.	159,180	230,111
Bharat Petroleum Corp. Ltd.	48,600	393,923

COMMON STOCKS (continued)	Shares	Value
India (continued)
Bharti Airtel Ltd.	213,436	$1,767,525
Bharti Infratel Ltd.	94,195	557,452
Bosch Ltd.	663	209,163
CG Power and Industrial Solutions Ltd.*	59,700	86,622
Cipla Ltd.	29,550	281,765
Coal India Ltd.	76,370	314,286
Colgate-Palmolive India Ltd.	12,900	221,998
Container Corp. of India Ltd.	16,248	350,688
Crompton Greaves Consumer Electricals Ltd.	59,700	257,358
Dabur India Ltd.	43,900	240,339
Divi’s Laboratories Ltd.	9,319	160,117
DLF Ltd.	68,573	277,361
Dr. Reddy’s Laboratories Ltd.	7,725	292,036
Eicher Motors Ltd.	1,045	495,549
GAIL India Ltd.	41,948	327,834
Glenmark Pharmaceuticals Ltd.	18,324	170,544
Godrej Consumer Products Ltd.	22,400	350,241
Havells India Ltd.	41,500	364,943
HCL Technologies Ltd.	24,640	343,632
HDFC Bank Ltd.	22,548	661,761
Hero MotoCorp Ltd.	4,595	272,169
Hindalco Industries Ltd.	83,000	354,694
Hindustan Unilever Ltd.	48,190	1,032,755
Housing Development Finance Corp. Ltd.	26,870	719,542
ICICI Bank Ltd., ADR	40,150	390,660
Idea Cellular Ltd.*	260,234	439,751
IDFC Ltd.	104,784	103,126
IFCI Ltd.*	182,664	88,045
Indiabulls Real Estate Ltd.*	15,372	53,625
Indian Oil Corp. Ltd.	36,998	224,855
IndusInd Bank Ltd.	8,505	219,434
Infosys Ltd.	17,600	286,060
Infosys Ltd., ADR(a)	55,220	895,668
ITC Ltd.	146,375	603,255
Jindal Steel & Power Ltd.*	108,435	346,844
JSW Energy Ltd.	94,200	136,043
JSW Steel Ltd.	67,000	282,487
Kotak Mahindra Bank Ltd.	19,984	315,963
Larsen & Toubro Ltd., GDR	29,090	572,481
LIC Housing Finance Ltd.	17,455	153,815
Lupin Ltd.	15,969	221,294
Mahindra & Mahindra Ltd., GDR	14,916	347,543
Marico Ltd.	33,828	170,634
Maruti Suzuki India Ltd.	5,794	882,249
Nestle India Ltd.	2,600	320,452
NHPC Ltd.	226,173	115,603
NTPC Ltd.	209,372	579,990
Oil & Natural Gas Corp. Ltd.	105,459	321,480
Oil India Ltd.	17,443	101,365
Power Grid Corp. of India Ltd.	242,708	760,596
Rajesh Exports Ltd.	8,600	108,267
Reliance Communications Ltd.*	281,047	159,170
Reliance Industries Ltd.	40,698	586,636
Reliance Industries Ltd., GDR, 144A	50,182	1,432,696
Reliance Infrastructure Ltd.	30,200	261,324
Reliance Power Ltd.*	163,449	128,283
Siemens Ltd.	10,900	210,972
State Bank of India	21,736	105,294

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
India (continued)
State Bank of India, GDR	4,133	$201,277
Steel Authority of India Ltd.*	29,090	41,910
Sun Pharmaceutical Industries Ltd.	75,774	676,992
Tata Communications Ltd.	10,702	114,172
Tata Consultancy Services Ltd.	17,776	751,603
Tata Motors Ltd., ADR*	9,690	320,448
Tata Power Co. Ltd. (The)	193,885	283,737
Tata Steel Ltd.	15,416	176,538
Tech Mahindra Ltd.	21,808	172,189
Titan Co. Ltd.	19,075	256,376
UltraTech Cement Ltd.	6,137	414,906
United Spirits Ltd.*	6,426	368,812
UPL Ltd.	26,252	313,473
Vedanta Ltd.	80,962	417,080
Wipro Ltd.	44,268	217,090
WNS Holdings Ltd., ADR*	4,200	168,546
Zee Entertainment Enterprises Ltd.	35,088	319,447

		30,780,734

Indonesia — 2.6%
Adaro Energy Tbk PT	5,119,500	699,907
AKR Corporindo Tbk PT	523,500	245,045
Astra Agro Lestari Tbk PT	44,000	42,644
Astra International Tbk PT	1,740,900	1,063,395
Bank Central Asia Tbk PT	465,300	750,736
Bank CIMB Niaga Tbk PT*	22,004	2,187
Bank Danamon Indonesia Tbk PT	301,900	154,630
Bank Mandiri Persero Tbk PT	888,600	523,258
Bank Negara Indonesia Persero Tbk PT	227,400	165,895
Bank Rakyat Indonesia Persero Tbk PT	2,236,000	600,059
Berlian Laju Tanker Tbk PT*^	6,511,500	—
Bukit ASAm Persero Tbk PT	1,591,000	288,119
Charoen Pokphand Indonesia Tbk PT	573,700	126,827
Energi Mega Persada Tbk PT*	2,976,188	19,515
Gudang Garam Tbk PT	54,900	339,086
Hanson International Tbk PT*	10,479,000	84,917
Indo Tambangraya Megah Tbk PT	145,000	220,787
Indocement Tunggal Prakarsa Tbk PT	331,500	536,585
Indofood CBP Sukses Makmur Tbk PT	361,600	237,185
Indofood Sukses Makmur Tbk PT	560,700	314,993
Indosat Tbk PT	180,700	63,897
Jasa Marga Persero Tbk PT	731,000	344,344
Kalbe Farma Tbk PT	8,458,000	1,053,419
Lippo Karawaci Tbk PT	1,854,500	66,695
Matahari Department Store Tbk PT	239,000	175,577
Mitra Keluarga Karyasehat Tbk PT	1,121,000	149,513
Perusahaan Gas Negara Persero Tbk	3,754,500	483,598
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	628,800	65,816
PP Persero Tbk PT	478,792	92,962
Semen Indonesia Persero Tbk PT	739,800	539,479
Sigmagold Inti Perkasa Tbk PT*^	3,222,800	9,026
Siloam International Hospitals Tbk PT*	135,800	95,828
Surya Citra Media Tbk PT	503,100	91,806
Telekomunikasi Indonesia Persero Tbk PT	4,496,900	1,471,806
Tower Bersama Infrastructure Tbk PT	271,100	128,100
Unilever Indonesia Tbk PT	115,800	476,944
United Tractors Tbk PT	364,300	949,804
Vale Indonesia Tbk PT*	1,106,500	234,248

COMMON STOCKS (continued)	Shares	Value
Indonesia (continued)
Waskita Karya Persero Tbk PT	1,540,000	$250,808
XL Axiata Tbk PT*	249,800	54,526

		13,213,966

Jordan — 0.7%
Al-Eqbal Investment Co. PLC	12,962	584,093
Arab Bank PLC	173,376	1,369,401
Arab Potash (The)	15,222	357,312
Bank of Jordan	49,053	209,678
Cairo Amman Bank	58,603	127,350
Capital Bank of Jordan	113,533	128,153
Jordan Ahli Bank	72,045	118,940
Jordan Islamic Bank	38,877	201,794
Jordan Petroleum Refinery Co.	66,156	239,611
Jordan Telecommunications Co. PSC	15,279	45,689
Jordanian Electric Power Co.	60,482	148,335

		3,530,356

Kazakhstan — 0.8%
Halyk Savings Bank of Kazakhstan JSC, GDR*	88,679	876,149
KAZ Minerals PLC*	115,875	1,392,926
KazMunaiGas Exploration Production JSC, GDR	59,844	777,971
KCell JSC, GDR	113,769	620,041
Nostrum Oil & Gas PLC*	55,050	243,238

		3,910,325

Kenya — 0.8%
ARM Cement Ltd.*	264,000	33,533
Bamburi Cement Co. Ltd.	87,300	152,088
Barclays Bank of Kenya Ltd.	857,300	79,698
British American Tobacco Kenya Ltd.	24,700	181,494
Co-operative Bank of Kenya Ltd. (The)	1,300,472	201,915
Diamond Trust Bank Kenya Ltd.	63,910	118,820
East African Breweries Ltd.	227,100	525,206
Equity Group Holdings Ltd.	1,413,000	543,026
KCB Group Ltd.	1,310,640	545,450
KenolKobil Ltd. Group	760,000	103,200
Kenya Power & Lighting Ltd.	1,059,105	93,459
Nation Media Group PLC	122,100	137,114
Safaricom Ltd.	4,524,700	1,178,857
Standard Chartered Bank Kenya Ltd.	44,331	89,062

		3,982,922

Kuwait — 1.3%
Agility Public Warehousing Co. KSC	258,536	686,713
Al Ahli Bank of Kuwait KSCP	112,009	107,864
Al Mazaya Holding Co. KSCP	299,818	109,497
ALAFCO Aviation Lease & Finance Co. KSCP	167,700	208,258
Boubyan Bank KSCP	135,523	195,734
Boubyan Petrochemicals Co. KSCP	191,000	423,786
Burgan Bank SAK	70,374	71,641
Commercial Bank of Kuwait KPSC	72,598	96,361
Gulf Bank KSCP	216,627	170,768
Gulf Cable & Electrical Industries Co. KSCP	36,100	50,240
Human Soft Holding Co. KSC	22,003	272,270
Jazeera Airways Co. KSC	44,681	98,810
Kuwait Cement Co. KSC	91,882	142,984

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Kuwait (continued)
Kuwait Finance House KSCP	339,207	$646,866
Kuwait International Bank KSCP	108,105	81,608
Kuwait Portland Cement Co. KSC	23,371	71,679
Kuwait Projects Co. Holding KSCP	64,055	71,247
Kuwait Real Estate Co. KSC*	781,914	145,286
Mabanee Co. SAK	208,938	487,388
Mezzan Holding Co. KSCC	66,639	171,077
Mobile Telecommunications Co. KSC	609,335	877,860
National Bank of Kuwait SAKP	343,491	829,455
National Gulf Holding^	71,835	—
National Industries Group Holding SAK*	269,467	134,100
National Real Estate Co. KPSC*	380,852	155,296
Qurain Petrochemical Industries Co. KSC	304,500	331,394
Sultan Center Food Products Co. KSC*^	226,000	75
VIVA Kuwait Telecom Co.	51,793	137,070

		6,775,327

Latvia — 0.1%
Grindeks A/S	52,160	426,134

Lebanon — 0.0%
Solidere, GDR*	27,034	216,542

Lithuania — 0.3%
Apranga PVA	78,286	237,831
Klaipedos Nafta AB	513,391	312,682
Pieno Zvaigzdes*	111,220	169,640
Rokiskio Suris*	145,010	479,311
Siauliu Bankas AB	813,485	574,140

		1,773,604

Malaysia — 2.8%
AirAsia Bhd	151,000	124,998
Alliance Bank Malaysia Bhd	57,400	57,778
AMMB Holdings Bhd	77,300	84,216
Astro Malaysia Holdings Bhd	242,100	158,545
Axiata Group Bhd	305,925	414,144
Berjaya Corp. Bhd*	831,931	68,735
Berjaya Sports Toto Bhd	143,387	79,412
Boustead Holdings Bhd	106,904	76,229
British American Tobacco Malaysia Bhd	13,000	128,395
Bumi Armada Bhd*	1,242,550	234,525
CIMB Group Holdings Bhd	140,500	226,916
Dialog Axiata PLC	1,841,634	156,350
Dialog Group Bhd	186,120	115,355
DiGi.Com Bhd	295,100	371,752
Felda Global Ventures Holdings Bhd	303,600	126,630
Gamuda Bhd	143,200	175,371
Genting Bhd	206,400	468,830
Genting Malaysia Bhd	297,700	413,745
Genting Plantations Bhd	38,100	98,844
Globetronics Technology Bhd	157,000	256,159
Hartalega Holdings Bhd	181,900	479,822
Hong Leong Bank Bhd	20,000	83,995
Hong Leong Financial Group Bhd	23,500	103,782
IHH Healthcare Bhd	445,900	645,467
IJM Corp. Bhd	186,080	140,139
Inari Amertron Bhd	413,000	346,329
IOI Corp. Bhd	293,046	328,525
IOI Properties Group Bhd	253,772	116,068
KNM Group Bhd*	1,468,200	81,355

COMMON STOCKS (continued)	Shares	Value
Malaysia (continued)
Kossan Rubber Industries	87,500	$175,371
Kuala Lumpur Kepong Bhd	47,400	292,857
Lafarge Malaysia Bhd*	110,500	169,319
Magnum Bhd	177,450	76,254
Malayan Banking Bhd	145,650	352,485
Malaysia Airports Holdings Bhd	32,100	69,746
Maxis Bhd	186,200	276,354
MISC Bhd	68,900	126,030
MMC Corp. Bhd	92,800	47,009
My EG Services Bhd	693,250	381,955
Petronas Chemicals Group Bhd	339,900	646,083
Petronas Dagangan Bhd	82,700	494,617
Petronas Gas Bhd	53,600	231,240
PPB Group Bhd	46,700	198,572
Press Metal Aluminium Holdings Bhd	810,040	1,078,409
Public Bank Bhd	77,837	399,481
QL Resources Bhd	108,550	116,790
RHB Bank Bhd	79,687	98,385
Sapura Energy Bhd	1,041,605	182,237
Sime Darby Bhd	152,000	82,905
Sime Darby Plantation Bhd*	152,000	225,352
Sime Darby Property Bhd*	152,000	66,854
Telekom Malaysia Bhd	187,500	291,591
Tenaga Nasional Bhd	227,800	858,231
Top Glove Corp. Bhd	174,700	344,914
UMW Holdings Bhd*	54,200	69,442
UMW Oil & Gas Corp. Bhd*	55,891	4,207
Unisem M Bhd	292,900	263,956
VS Industry Bhd	367,500	273,111
WCT Holdings Bhd*	212,195	84,929
YTL Corp. Bhd	446,598	150,954
YTL Power International Bhd	331,806	105,718

		14,397,769

Mauritius — 0.7%
Alteo Ltd.	131,407	114,822
CIEL Ltd.	727,049	153,489
ENL Land Ltd.	231,429	285,140
Lux Island Resorts Ltd.	223,300	455,833
MCB Group Ltd.	174,992	1,414,458
Omnicane Ltd.	75,913	123,592
Phoenix Beverages Ltd.	22,533	366,877
Rogers & Co. Ltd.	377,735	349,656
SBM Holdings Ltd.	1,766,387	392,182

		3,656,049

Mexico — 5.2%
Alfa SAB de CV (Class A Stock)(a)	640,000	704,692
Alsea SAB de CV	101,500	332,130
America Movil SAB de CV (Class L Stock), ADR	341,000	5,848,150
Arca Continental SAB de CV	55,399	383,602
Bolsa Mexicana de Valores SAB de CV	318,800	548,182
Cemex SAB de CV, ADR*(a)	141,489	1,061,167
Cemex SAB de CV, UTS*	184,713	138,189
Coca-Cola Femsa SAB de CV (Class L Stock)	46,800	326,463
Concentradora Fibra Danhos SA de CV, REIT	53,500	83,206

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Mexico (continued)
Corp Inmobiliaria Vesta SAB de CV	81,700	$101,551
El Puerto de Liverpool SAB de CV (Class C1 Stock)	42,760	270,402
Empresas ICA SAB de CV*(a)	265,500	3,323
Fibra Uno Administracion SA de CV, REIT	618,400	914,902
Fomento Economico Mexicano SAB de CV, ADR(a)	16,340	1,534,326
Fomento Economico Mexicano SAB de CV, UTS	41,200	387,495
Genomma Lab Internacional SAB de CV (Class B Stock)*	351,700	367,038
Gentera SAB de CV	323,300	268,670
Gruma SAB de CV (Class B Stock)	4,460	56,559
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	94,006	965,758
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	10,965	200,011
Grupo Bimbo SAB de CV (Class A Stock)	112,700	249,731
Grupo Carso SAB de CV (Class A1 Stock)	184,100	606,629
Grupo Elektra SAB de CV	5,714	204,498
Grupo Financiero Banorte SAB de CV (Class O Stock)	302,000	1,657,717
Grupo Financiero Inbursa SAB de CV (Class O Stock)	415,600	680,390
Grupo Financiero Santander Mexico SAB de CV (Class B Stock)	71,800	104,984
Grupo Mexico SAB de CV (Class B Stock)	459,493	1,517,349
Grupo Televisa SAB, ADR	79,600	1,486,132
Grupo Televisa SAB, UTS	154,900	580,210
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV*(a)	414,000	694,825
Industrias CH SAB de CV (Class B Stock)*	52,900	225,994
Industrias Penoles SAB de CV	28,600	597,673
Infraestructura Energetica Nova SAB de CV	91,100	445,712
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	116,300	204,771
Macquarie Mexico Real Estate Management SA de CV, REIT*	157,000	165,524
Mexichem SAB de CV	221,173	547,464
Minera Frisco SAB de CV (Class A1 Stock)*	171,500	99,607
Nemak SAB de CV, 144A	421,000	305,539
PLA Administradora Industrial S de RL de CV, REIT*	122,200	185,265
Promotora y Operadora de Infraestructura SAB de CV	14,355	141,831
Telesites SAB de CV*	414,054	314,186
TV Azteca SAB de CV, UTS	444,600	79,140
Wal-Mart de Mexico SAB de CV	474,400	1,163,411

		26,754,398

Monaco — 0.1%
Costamare, Inc.	18,300	105,591
GasLog Ltd.(a)	14,400	320,400
Navios Maritime Holdings, Inc.*(a)	46,400	55,680

		481,671

Morocco — 0.7%
Attijariwafa Bank	10,440	540,031
Banque Centrale Populaire	12,362	389,370

COMMON STOCKS (continued)	Shares	Value
Morocco (continued)
BMCE Bank	8,837	$202,408
Ciments du Maroc	585	105,854
Cosumar	13,470	424,504
Douja Promotion Groupe Addoha SA	71,665	252,694
LafargeHolcim Maroc SA	2,303	488,414
Lesieur Cristal	11,785	220,287
Maroc Telecom	38,108	545,459
Societe d’Exploitation des Ports	12,593	215,342

		3,384,363

Netherlands — 0.1%
VEON Ltd., ADR	79,920	306,893

Nigeria — 0.7%
Access Bank PLC	7,401,822	214,222
Afriland Properties PLC, REIT*^	383,641	2,608
Dangote Cement PLC	785,475	502,642
Dangote Sugar Refinery PLC	2,132,820	118,629
FBN Holdings PLC	5,173,790	126,419
Forte Oil PLC*	1,273,684	152,167
Guaranty Trust Bank PLC	5,463,189	617,240
Guinness Nigeria PLC	250,017	65,251
Lafarge Africa PLC	975,992	121,368
Nestle Nigeria PLC	85,051	367,465
Nigerian Breweries PLC	995,086	373,224
Oando PLC*	2,757,553	45,806
SEPLAT Petroleum Development Co. PLC, 144A*	118,289	173,831
Stanbic IBTC Holdings PLC	701,489	80,983
UAC of Nigeria PLC	1,531,454	72,220
United Bank for Africa PLC	6,414,792	183,248
Zenith Bank PLC	6,155,311	438,299

		3,655,622

Oman — 0.7%
Al Anwar Ceramic Tiles Co.	80,050	25,542
Al Batinah Power Co. SAOG	264,819	95,384
Al Suwadi Power	268,549	98,985
Bank Dhofar SAOG	412,096	222,737
Bank Muscat SAOG	557,444	567,679
Bank Nizwa SAOG*	651,459	152,340
Bank Sohar SAOG	427,756	168,778
HSBC Bank Oman SAOG	273,053	90,960
National Bank of Oman SAOG	341,383	177,464
Oman Cables Industry	18,048	54,823
Oman Cement Co. SAOG	122,465	130,341
Oman Flour Mills Co. SAOG	64,478	152,795
Oman Telecommunications Co. SAOG	179,045	553,286
Ominvest	86,818	105,008
Ooredoo	195,265	263,613
Phoenix Power Co. SAOC	263,153	92,214
Raysut Cement Co. SAOG	90,232	183,133
Renaissance Services SAOG*	227,760	172,321
Sembcorp Salalah Power & Water Co.	267,051	155,279

		3,462,682

Pakistan — 1.3%
Bank Alfalah Ltd.*	312,500	120,363
D.G. Khan Cement Co. Ltd.	71,300	86,291
Engro Corp. Ltd.	118,598	294,681

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Pakistan (continued)
Engro Fertilizers Ltd.	288,000	$176,452
Engro Foods Ltd.	81,400	59,146
Fauji Cement Co. Ltd.	242,500	55,075
Fauji Fertilizer Bin Qasim Ltd.	190,000	61,192
Fauji Fertilizer Co. Ltd.	293,587	210,714
Ferozsons Laboratories Ltd.	9,100	16,814
GlaxoSmithKline Consumer Healthcare Pakistan Ltd.*	10,500	30,954
GlaxoSmithKline Pakistan Ltd.	78,300	119,188
Habib Bank Ltd.	267,400	405,662
Honda Atlas Cars Pakistan Ltd.	21,900	101,749
Hub Power Co. Ltd. (The)	527,755	434,162
Indus Motor Co. Ltd.	11,280	171,595
International Steels Ltd.	87,000	83,550
K-Electric Ltd.*	3,461,000	197,919
Kot Addu Power Co. Ltd.	250,500	122,489
Lucky Cement Ltd.	55,450	259,949
Maple Leaf Cement Factory Ltd.	97,875	60,585
Mari Petroleum Co. Ltd.	9,700	127,393
MCB Bank Ltd.	200,947	387,176
Millat Tractors Ltd.	17,620	186,701
National Bank of Pakistan	193,104	84,981
National Refinery Ltd.	15,400	60,032
Nishat Mills Ltd.	212,575	287,231
Oil & Gas Development Co. Ltd.	280,000	412,969
Packages Ltd.	14,500	66,619
Pak Elektron Ltd.	192,800	82,840
PAK Suzuki Motor Co. Ltd.	69,900	314,657
Pakistan Oilfields Ltd.	30,400	163,105
Pakistan Petroleum Ltd.	133,789	248,978
Pakistan State Oil Co. Ltd.	81,047	214,949
Pakistan Telecommunication Co. Ltd.	389,800	46,080
Searle Co. Ltd. (The)	67,874	193,143
SUI Northern Gas Pipeline	348,700	297,531
SUI Southern Gas Co. Ltd.*	216,000	59,578
TRG Pakistan*	816,500	218,405
United Bank Ltd.	146,300	248,634

		6,769,532

Panama — 0.3%
Copa Holdings SA (Class A Stock)	10,806	1,448,652

Peru — 1.4%
Alicorp SAA	150,050	490,526
Cia de Minas Buenaventura SAA, ADR	45,600	642,048
Credicorp Ltd.	13,850	2,872,906
Enel Generacion Peru SAA	234,881	143,428
Ferreycorp SAA	525,810	413,513
Grana y Montero SAA*	245,062	141,331
Intercorp Financial Services, Inc.	9,549	367,637
Southern Copper Corp.(a)	43,107	2,045,427
Volcan Cia Minera SAA (Class B Stock)	608,590	247,753

		7,364,569

Philippines — 2.6%
Aboitiz Equity Ventures, Inc.	208,370	308,695
Aboitiz Power Corp.	476,000	395,833
Alliance Global Group, Inc.*	435,100	139,387
Ayala Corp.	27,310	555,161
Ayala Land, Inc.	689,500	615,099

COMMON STOCKS (continued)	Shares	Value
Philippines (continued)
Bank of the Philippine Islands	165,380	$357,992
BDO Unibank, Inc.	232,179	761,831
Bloomberry Resorts Corp.*	1,471,800	321,413
CEMEX Holdings Philippines, Inc., 144A*	1,101,000	107,577
Cosco Capital, Inc.	826,300	127,425
D&L Industries, Inc.	935,800	207,213
DMCI Holdings, Inc.	456,000	131,655
Emperador, Inc.	748,300	110,162
Energy Development Corp.	2,153,400	247,508
Filinvest Land, Inc.	2,488,000	93,686
First Gen Corp.	502,000	170,941
Globe Telecom, Inc.	10,395	395,592
GT Capital Holdings, Inc.	6,940	179,533
International Container Terminal Services, Inc.	92,600	195,608
JG Summit Holdings, Inc.	323,620	467,326
Jollibee Foods Corp.	153,200	776,200
Lopez Holdings Corp.	589,100	66,072
LT Group, Inc.	259,000	97,199
Manila Electric Co.	72,840	479,487
Manila Water Co., Inc.	208,500	116,934
Megaworld Corp.	2,214,000	228,758
Melco Resorts And Entertainment
Philippines Corp.*	1,466,000	218,214
Metro Pacific Investments Corp.	1,182,600	162,228
Metropolitan Bank & Trust Co.	119,008	241,447
Petron Corp.	561,500	103,105
Philex Mining Corp.	1,064,100	129,125
PLDT, Inc.	25,855	766,909
Puregold Price Club, Inc.	258,600	258,854
Robinsons Land Corp.	155,300	66,171
Robinsons Retail Holdings, Inc.	180,480	347,928
San Miguel Corp.	42,300	94,563
Security Bank Corp.	32,050	161,212
Semirara Mining & Power Corp.	544,800	401,537
SM Investments Corp.	48,778	966,453
SM Prime Holdings, Inc.	1,170,550	878,930
Travellers International Hotel Group, Inc.	1,259,000	100,175
Universal Robina Corp.	239,400	724,259

		13,275,397

Poland — 3.1%
Alior Bank SA*	16,767	382,032
AmRest Holdings SE*	4,267	502,745
Asseco Poland SA	28,214	355,892
Bank Handlowy w Warszawie SA	6,200	145,728
Bank Millennium SA*	79,551	204,000
Bank Pekao SA	16,859	626,076
Bank Zachodni WBK SA	3,981	452,416
Boryszew SA*	58,224	154,115
Budimex SA	5,800	352,780
CCC SA	9,072	741,849
CD Projekt SA	31,056	865,005
Ciech SA*	8,108	133,858
Cyfrowy Polsat SA	53,621	382,328
Enea SA	89,414	295,131
Energa SA	89,698	327,566
Eurocash SA	37,807	287,241
Getin Noble Bank SA*	151,309	70,315

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Poland (continued)
Grupa Azoty SA	7,579	$151,605
Grupa Lotos SA	17,944	296,886
ING Bank Slaski SA*	4,928	290,684
Jastrzebska Spolka Weglowa SA*	9,421	259,813
KGHM Polska Miedz SA	22,879	728,528
KRUK SA	2,636	197,916
LPP SA	266	679,733
mBank SA*	1,654	220,493
Netia SA	144,420	222,793
Orange Polska SA*	295,200	490,523
PGE Polska Grupa Energetyczna SA*	295,649	1,021,833
PKP Cargo SA*	12,263	193,939
Polski Koncern Naftowy ORLEN SA	46,426	1,411,108
Polskie Gornictwo Naftowe i Gazownictwo SA	269,491	486,706
Powszechna Kasa Oszczednosci Bank Polski SA*	110,859	1,407,384
Powszechny Zaklad Ubezpieczen SA	73,253	886,044
Synthos SA	91,019	127,449
Tauron Polska Energia SA*	408,509	357,466

		15,709,980

Qatar — 1.6%
Aamal Co.	37,602	87,462
Al Meera Consumer Goods Co. QSC	1,497	59,382
Barwa Real Estate Co.	60,231	534,880
Commercial Bank PQSC (The)*	29,720	236,814
Doha Bank QPSC	25,207	196,342
Gulf International Services QSC	15,142	72,293
Industries Qatar QSC	33,941	912,854
Masraf Al Rayan QSC	69,132	703,853
Medicare Group	2,928	51,119
Ooredoo QPSC	42,064	1,051,142
Qatar Electricity & Water Co. QSC	10,666	529,854
Qatar Gas Transport Co. Ltd.	143,280	633,567
Qatar Insurance Co. SAQ	17,055	251,754
Qatar International Islamic Bank QSC	4,352	65,129
Qatar Islamic Bank SAQ	12,431	334,497
Qatar National Bank QPSC	41,365	1,442,638
Qatar National Cement Co. QSC	4,462	76,101
Qatar Navigation QSC	16,889	257,041
Qatari Investors Group QSC	10,566	101,614
United Development Co. QSC	75,592	298,176
Vodafone Qatar QSC*	99,187	216,943

		8,113,455

Romania — 0.7%
Antibiotice SA	575,841	79,578
Banca Transilvania SA	1,601,743	877,741
BRD-Groupe Societe Generale SA	118,727	393,720
OMV Petrom SA	8,512,000	625,810
Societatea Energetica Electrica SA	209,594	608,721
Societatea Nationala de Gaze Naturale ROMGAZ SA	59,767	481,377
Transelectrica SA	34,326	216,811
Transgaz SA Medias	1,481	146,405

		3,430,163

COMMON STOCKS (continued)	Shares	Value
Russia — 5.2%
Aeroflot PJSC	215,600	$518,156
Alrosa PJSC	378,900	492,774
Evraz PLC	39,700	181,449
Federal Grid Co. Unified Energy System PJSC	72,141,400	202,393
Gazprom Neft PJSC, ADR	7,100	152,649
Gazprom PJSC, ADR	524,459	2,312,864
Inter RAO UES PJSC	8,196,048	482,470
Lenta Ltd., GDR*	44,238	256,370
LSR Group PJSC, GDR	58,500	160,583
LUKOIL PJSC, ADR	37,992	2,173,902
Magnit PJSC	11,925	1,311,445
Mail.Ru Group Ltd., GDR*	31,600	913,240
MegaFon PJSC, GDR	31,826	294,391
MMC Norilsk Nickel PJSC, ADR	102,834	1,927,109
Mobile TeleSystems PJSC	298,303	1,426,762
Moscow Exchange MICEX-RTS PJSC	154,900	292,237
Mosenergo PJSC	4,030,000	183,079
Novatek PJSC	55,740	654,995
Novolipetsk Steel PJSC, GDR	13,000	331,759
PhosAgro PJSC, GDR	16,581	254,518
PIK Group PJSC*	81,700	463,078
Polymetal International PLC	31,735	393,449
QIWI PLC, ADR(a)	14,000	242,620
Rosneft Oil Co. PJSC, GDR	98,400	491,015
Rosseti PJSC	7,397,630	104,967
Rostelecom PJSC	266,673	294,890
RusHydro PJSC	27,727,964	350,966
Sberbank of Russia PJSC, ADR	240,832	4,077,286
Severstal PJSC, GDR	26,295	404,417
Sistema PJSC FC	1,013,950	212,135
Surgutneftegas OJSC, ADR	76,706	361,669
Tatneft PJSC, ADR	21,687	1,072,639
United Co. RUSAL PLC	255,000	178,433
VTB Bank PJSC	232,660,000	190,799
VTB Bank PJSC, GDR	128,400	234,971
X5 Retail Group NV, GDR*	29,000	1,095,329
Yandex NV (Class A Stock)*	57,500	1,883,125

		26,574,933

Singapore — 0.0%
Silverlake Axis Ltd.	423,500	183,558

Slovenia — 0.7%
Cinkarna Celje dd	1,480	385,488
Gorenje dd	10,662	65,085
Krka dd Novo mesto	15,289	1,054,446
Luka Koper	9,841	359,509
Petrol dd Ljubljana	1,298	541,652
Pozavarovalnica Sava dd	14,225	269,151
Telekom Slovenije dd	4,151	412,585
Zavarovalnica Triglav dd	12,366	428,442

		3,516,358

South Africa — 5.9%
AECI Ltd.	13,700	110,499
African Rainbow Minerals Ltd.	17,200	185,544
Anglo American Platinum Ltd.*	6,154	176,013
AngloGold Ashanti Ltd., ADR(a)	43,500	443,265
Aspen Pharmacare Holdings Ltd.	49,960	1,119,860

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
South Africa (continued)
AVI Ltd.	45,600	$406,470
Barclays Africa Group Ltd.	15,262	223,580
Barloworld Ltd.	68,800	884,404
Bid Corp. Ltd.	44,379	1,078,630
Bidvest Group Ltd. (The)	65,979	1,157,910
Brait SE*	14,142	47,628
Clicks Group Ltd.	37,800	552,266
DataTec Ltd.*	112,800	521,249
Discovery Ltd.	14,745	221,711
EOH Holdings Ltd.	26,200	143,296
Exxaro Resources Ltd.	24,500	321,246
FirstRand Ltd.	127,860	692,183
Foschini Group Ltd. (The)	11,100	176,491
Gold Fields Ltd.	74,934	324,765
Grindrod Ltd.*	207,800	229,455
Growthpoint Properties Ltd., REIT	430,848	961,797
Harmony Gold Mining Co. Ltd.	69,708	127,517
Hyprop Investments Ltd., REIT	41,347	392,115
Impala Platinum Holdings Ltd.*(a)	95,938	251,604
Investec Ltd.	15,300	111,134
Liberty Holdings Ltd.	12,500	125,277
Life Healthcare Group Holdings Ltd.	179,844	403,925
Massmart Holdings Ltd.	23,546	265,052
Mediclinic International PLC	58,567	503,843
MMI Holdings Ltd.	59,241	100,254
Mondi Ltd.	14,642	377,246
Mr. Price Group Ltd.	7,400	145,940
MTN Group Ltd.	218,551	2,412,884
Murray & Roberts Holdings Ltd.	248,925	243,427
Nampak Ltd.*	75,700	98,978
Naspers Ltd. (Class N Stock)	12,238	3,390,579
Nedbank Group Ltd.	9,385	193,589
Netcare Ltd.	277,420	563,426
Northam Platinum Ltd.*	50,800	214,261
Novus Holdings Ltd.	4,232	2,025
Pick’n Pay Stores Ltd.	54,634	306,442
Pioneer Foods Group Ltd.	22,700	249,911
PPC Ltd.*	194,666	108,818
Rand Merchant Investment Holdings Ltd.	41,103	152,178
Redefine Properties Ltd., REIT	916,618	792,780
Remgro Ltd.	19,839	378,025
Resilient REIT Ltd., REIT	47,118	575,466
Reunert Ltd.	52,952	309,285
RMB Holdings Ltd.	24,619	157,136
Sanlam Ltd.	57,800	405,090
Sappi Ltd.	48,920	353,631
Sasol Ltd.	44,220	1,528,596
Shoprite Holdings Ltd.	56,366	1,007,561
Sibanye Gold Ltd.	72,288	92,312
SPAR Group Ltd. (The)	25,400	417,524
Standard Bank Group Ltd.	46,358	729,926
Steinhoff International Holdings NV	103,885	38,997
Telkom SA SOC Ltd.	55,943	218,056
Tiger Brands Ltd.	27,991	1,039,207
Trencor Ltd.	42,028	163,473
Truworths International Ltd.	11,075	84,431
Vodacom Group Ltd.	69,147	810,909
Wilson Bayly Holmes-Ovcon Ltd.	18,343	230,497

COMMON STOCKS (continued)	Shares	Value
South Africa (continued)
Woolworths Holdings Ltd.	23,760	$125,207

		30,176,796

South Korea — 6.3%
Amorepacific Corp.	1,619	460,189
AMOREPACIFIC Group	1,583	208,411
BGF Co. Ltd.	1,263	17,999
BGF retail Co. Ltd.*	677	132,750
BNK Financial Group, Inc.	9,467	83,204
Celltrion, Inc.*	7,028	1,449,649
Chong Kun Dang Pharmaceutical Corp.	1,263	163,129
CJ CheilJedang Corp.	800	273,548
CJ Corp.	790	133,755
Coway Co. Ltd.	2,686	244,773
DB Insurance Co. Ltd.	1,230	81,754
Doosan Heavy Industries & Construction Co. Ltd.	4,590	65,789
E-MART, Inc.	1,337	338,118
Green Cross Corp.	683	144,061
Green Cross Holdings Corp.	4,475	163,865
GS Engineering & Construction Corp.*	4,058	107,222
GS Holdings Corp.	8,140	472,658
Hana Financial Group, Inc.	10,821	502,976
Hankook Tire Co. Ltd.	2,943	149,938
Hanmi Pharm Co. Ltd.*	880	479,240
Hanmi Science Co. Ltd.*	4,142	428,806
Hanssem Co. Ltd.	673	113,024
Hanwha Chemical Corp.	8,968	264,570
Hanwha Corp.	3,690	142,690
Hanwha Techwin Co. Ltd.*	3,179	105,537
Hotel Shilla Co. Ltd.	1,650	130,704
Hugel, Inc.*	334	173,944
Hyosung Corp.	1,390	180,929
Hyundai Construction Equipment Co. Ltd.*	150	23,641
Hyundai Department Store Co. Ltd.	730	71,155
Hyundai Electric & Energy System Co. Ltd.*	157	16,688
Hyundai Engineering & Construction Co. Ltd.	3,134	106,259
Hyundai Glovis Co. Ltd.	960	122,032
Hyundai Heavy Industries Co. Ltd.*	1,195	112,090
Hyundai Marine & Fire Insurance Co. Ltd.	2,621	114,950
Hyundai Mobis Co. Ltd.	2,400	589,711
Hyundai Motor Co.	6,082	885,154
Hyundai Robotics Co. Ltd.*	254	90,549
Hyundai Steel Co.	5,895	322,758
Hyundai Wia Corp.	961	58,403
Industrial Bank of Korea	11,766	180,483
iNtRON Biotechnology, Inc.*	3,532	147,272
Kangwon Land, Inc.	3,858	125,405
KB Financial Group, Inc.	14,262	844,070
KCC Corp.	274	97,337
Kia Motors Corp.	10,110	316,041
Komipharm International Co. Ltd.*	6,455	230,420
Korea Aerospace Industries Ltd.	2,153	95,413
Korea Electric Power Corp.	31,594	1,123,053
Korea Gas Corp.*	6,300	250,666
Korea Investment Holdings Co. Ltd.	1,595	102,698
Korea Real Estate Investment & Trust Co. Ltd.	25,746	75,264

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
South Korea (continued)
Korea Zinc Co. Ltd.	502	$230,949
Korean Air Lines Co. Ltd.*	4,147	130,885
KT Corp.	13,418	379,115
KT&G Corp.	6,722	724,272
LG Chem Ltd.	2,488	940,801
LG Corp.	4,536	385,482
LG Display Co. Ltd.	3,794	105,604
LG Electronics, Inc.	5,110	505,247
LG Household & Health Care Ltd.	500	555,022
LG Uplus Corp.	32,527	425,379
Lotte Chemical Corp.	832	285,685
Lotte Corp.	1,101	67,143
LOTTE Fine Chemical Co. Ltd.	1,838	111,428
Lotte Shopping Co. Ltd.	859	159,542
LS Corp.	2,520	170,518
Medy-Tox, Inc.	579	262,080
NAVER Corp.	337	273,772
NCSoft Corp.	385	160,662
NH Investment & Securities Co. Ltd.	9,763	126,371
OCI Co. Ltd.	2,150	273,188
Orion Corp.*	1,645	160,292
Orion Holdings Corp.	855	21,272
Ottogi Corp.	254	191,423
POSCO	2,999	932,843
Posco Daewoo Corp.	6,180	104,633
Samsung Biologics Co. Ltd., 144A*	1,602	554,112
Samsung C&T Corp.	4,030	473,706
Samsung Card Co. Ltd.	2,600	96,179
Samsung Electro-Mechanics Co. Ltd.	1,720	160,337
Samsung Electronics Co. Ltd.	1,153	2,739,426
Samsung Engineering Co. Ltd.*	10,660	123,361
Samsung Fire & Marine Insurance Co. Ltd.	1,142	284,749
Samsung Heavy Industries Co. Ltd.*	8,890	60,777
Samsung Life Insurance Co. Ltd.	2,315	268,570
Samsung SDI Co. Ltd.	1,147	218,671
Samsung SDS Co. Ltd.	530	98,824
Samsung Securities Co. Ltd.	3,344	114,139
Shinhan Financial Group Co. Ltd.	13,298	613,799
Shinsegae, Inc.	401	112,353
SK Chemicals Co. Ltd.^	1,760	136,885
SK Holdings Co. Ltd.	1,435	379,206
SK Hynix, Inc.	6,588	467,922
SK Innovation Co. Ltd.	8,585	1,637,768
SK Telecom Co. Ltd.	5,493	1,369,509
S-Oil Corp.	5,061	552,784
ViroMed Co. Ltd.*	1,825	277,580
Woori Bank	16,280	239,322
Yuhan Corp.	999	204,157

		32,182,488

Sri Lanka — 0.7%
Access Engineering PLC	433,567	66,360
Aitken Spence PLC	130,112	46,231
Ceylon Tobacco Co. PLC	49,613	324,935
Chevron Lubricants Lanka PLC	161,664	125,468
Commercial Bank of Ceylon PLC	499,243	441,423
DFCC Bank PLC	136,728	109,420
Hatton National Bank PLC	255,532	414,953
Hemas Holdings PLC	148,235	121,681

COMMON STOCKS (continued)	Shares	Value
Sri Lanka (continued)
John Keells Holdings PLC	725,361	$702,395
Lanka IOC PLC	359,478	65,634
Melstacorp PLC	769,436	298,476
National Development Bank PLC	155,475	138,178
Nestle Lanka PLC	16,404	173,525
People’s Leasing & Finance PLC	641,689	71,160
Sampath Bank PLC	95,776	196,941
Teejay Lanka PLC	468,591	103,845

		3,400,625

Taiwan — 5.4%
Advanced Semiconductor Engineering, Inc.	117,629	150,569
Advantech Co. Ltd.	17,599	124,355
Airtac International Group	29,251	523,965
Asia Cement Corp.	234,829	222,145
Asustek Computer, Inc.	15,037	141,047
AU Optronics Corp.	318,441	132,342
Bizlink Holding, Inc.	33,572	311,938
Catcher Technology Co. Ltd.	26,780	293,447
Cathay Financial Holding Co. Ltd.	367,543	658,470
Chang Hwa Commercial Bank Ltd.	323,412	179,604
Cheng Shin Rubber Industry Co. Ltd.	191,424	337,690
Chicony Electronics Co. Ltd.	47,336	118,949
China Airlines Ltd.*	396,590	154,779
China Development Financial Holding Corp.	656,005	223,336
China Life Insurance Co. Ltd.	69,930	70,154
China Steel Corp.	817,084	679,008
China Synthetic Rubber Corp.	117,884	173,499
Chunghwa Telecom Co. Ltd.	401,268	1,427,360
Compal Electronics, Inc.	173,822	124,243
CTBC Financial Holding Co. Ltd.	632,587	434,845
CTCI Corp.	61,000	92,441
Delta Electronics, Inc.	33,800	162,388
E.Sun Financial Holding Co. Ltd.	320,321	203,114
Eclat Textile Co. Ltd.	25,500	254,048
Eva Airways Corp.	348,685	185,307
Far Eastern Department Stores Ltd.	349,405	175,912
Far Eastern New Century Corp.	500,537	449,828
Far EasTone Telecommunications Co. Ltd.	133,000	328,352
Feng TAY Enterprise Co. Ltd.	57,120	259,566
First Financial Holding Co. Ltd.	511,001	335,215
Formosa Chemicals & Fibre Corp.	225,064	776,472
Formosa Petrochemical Corp.	149,670	578,916
Formosa Plastics Corp.	284,142	940,191
Foxconn Technology Co. Ltd.	65,185	185,791
Fubon Financial Holding Co. Ltd.	328,002	557,592
Giant Manufacturing Co. Ltd.	36,661	200,952
Ginko International Co. Ltd.	16,000	116,586
Great Wall Enterprise Co. Ltd.	105,390	118,547
Hiwin Technologies Corp.	41,616	447,682
Hon Hai Precision Industry Co. Ltd.	201,470	640,592
Hota Industrial Manufacturing Co. Ltd.	28,723	140,900
Hotai Motor Co. Ltd.	39,000	462,632
Hua Nan Financial Holdings Co. Ltd.	277,594	156,068
Innolux Corp.	262,200	108,842
Inventec Corp.	156,000	124,151
Kenda Rubber Industrial Co. Ltd.	126,162	159,004
Kerry TJ Logistics Co. Ltd.	140,000	179,715
King Slide Works Co. Ltd.	13,000	174,852

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Taiwan (continued)
Largan Precision Co. Ltd.	2,000	$268,463
Lite-On Technology Corp.	36,941	50,248
MediaTek, Inc.	28,460	279,756
Mega Financial Holding Co. Ltd.	478,684	385,988
Microbio Co. Ltd.*	86,319	64,327
Nan Kang Rubber Tire Co. Ltd.	158,776	142,184
Nan Ya Plastics Corp.	311,893	814,888
Novatek Microelectronics Corp.	29,246	111,183
OBI Pharma, Inc.*	19,000	95,948
Pegatron Corp.	32,133	77,422
PharmaEngine, Inc.	33,116	169,056
Pou Chen Corp.	271,547	350,970
President Chain Store Corp.	62,648	596,641
Quanta Computer, Inc.	58,319	121,062
Ruentex Development Co. Ltd.*	92,999	99,633
Ruentex Industries Ltd.*	97,461	165,340
Shin Kong Financial Holding Co. Ltd.	340,052	119,633
Siliconware Precision Industries Co. Ltd.	93,350	157,560
Simplo Technology Co. Ltd.	17,860	99,625
SinoPac Financial Holdings Co. Ltd.	590,423	191,776
Solar Applied Materials Technology Co.*	100,297	71,278
St. Shine Optical Co. Ltd.	10,000	326,316
Standard Foods Corp.	93,304	231,790
Synnex Technology International Corp.	83,883	114,093
Tainan Spinning Co. Ltd.	279,052	127,321
Taishin Financial Holding Co. Ltd.	344,478	160,035
Taiwan Cement Corp.	294,562	360,362
Taiwan Cooperative Financial Holding Co. Ltd.	497,345	277,162
Taiwan Fertilizer Co. Ltd.	79,000	101,669
Taiwan Glass Industry Corp.*	334,319	250,063
Taiwan Mobile Co. Ltd.	161,200	581,608
Taiwan Semiconductor Manufacturing Co. Ltd.	222,814	1,706,104
Teco Electric and Machinery Co. Ltd.	270,000	257,839
Transcend Information, Inc.	37,719	104,621
Tripod Technology Corp.	49,278	153,568
TSRC Corp.	118,629	148,350
TTY Biopharm Co. Ltd.	36,713	126,247
Tung Ho Steel Enterprise Corp.	127,381	110,383
Tung Thih Electronic Co. Ltd.	15,000	86,141
Uni-President Enterprises Corp.	635,728	1,407,904
United Microelectronics Corp.	316,280	150,184
Walsin Lihwa Corp.	707,000	416,957
Wistron Corp.	109,806	87,999
WPG Holdings Ltd.	123,613	163,227
Yang Ming Marine Transport Corp.*	263,691	101,564
Yuanta Financial Holding Co. Ltd.	584,090	270,097
Yulon Motor Co. Ltd.	118,053	95,738

		27,347,724

Thailand — 2.8%
Advanced Info Service PCL	152,100	890,869
Airports of Thailand PCL	370,000	770,456
Bangkok Bank PCL	26,800	179,799
Bangkok Chain Hospital PCL	310,900	154,258
Bangkok Dusit Medical Services PCL (Class F Stock)	725,900	465,360
Bangkok Expressway & Metro PCL	899,615	212,447

COMMON STOCKS (continued)	Shares	Value
Thailand (continued)
Banpu PCL	132,500	$79,197
BEC World PCL	175,600	70,577
BTS Group Holdings PCL	570,200	145,174
Bumrungrad Hospital PCL	76,300	442,336
Central Pattana PCL	118,200	302,255
Central Plaza Hotel PCL	109,000	194,746
Charoen Pokphand Foods PCL	220,800	162,407
CP ALL PCL	295,900	698,366
Delta Electronics Thailand PCL	214,200	480,859
Dynasty Ceramic PCL	1,191,700	126,520
Electricity Generating PCL	63,200	418,725
Glow Energy PCL	112,000	279,232
Hana Microelectronics PCL	321,400	437,774
Home Product Center PCL	678,082	266,193
Indorama Ventures PCL	204,988	334,413
IRPC PCL	885,200	191,118
Italian-Thai Development PCL	491,663	59,621
Kasikornbank PCL	49,100	359,332
KCE Electronics PCL	85,600	217,096
Krung Thai Bank PCL	224,475	131,952
Minor International PCL	354,900	476,156
MK Restaurants Group PCL	85,300	224,445
Polyplex Thailand PCL	133,400	53,588
Precious Shipping PCL*	335,250	107,478
Pruksa Holding PCL	94,500	68,167
PTT Exploration & Production PCL	92,429	283,259
PTT Global Chemical PCL	187,158	482,669
PTT PCL	51,600	695,374
Ratchaburi Electricity Generating Holding PCL	114,800	191,022
Robinson PCL	87,700	196,323
Siam Cement PCL (The)	37,300	560,158
Siam Commercial Bank PCL (The)	65,900	302,479
Siam Global House PCL	260,715	135,851
Sino-Thai Engineering & Construction PCL	142,514	102,168
Superblock PCL*	4,845,000	173,951
Thai Beverage PCL	571,600	393,156
Thai Oil PCL	50,700	160,883
Thai Union Group PCL (Class F Stock)	235,280	143,658
Thanachart Capital PCL	130,700	225,413
TMB Bank PCL	2,379,000	220,283
Total Access Communication PCL, NVDR*	125,600	188,413
True Corp. PCL*	1,379,617	261,709
TTW PCL	594,400	229,805
Vibhavadi Medical Center PCL	2,058,000	161,700
WHA Corp. PCL	1,221,700	149,933

		14,259,123

Togo — 0.0%
Ecobank Transnational, Inc.	1,657,284	78,257

Tunisia — 0.3%
Accumulateur Tunisienne Assad	16,114	58,920
ADWYA SA*	17,915	39,049
Banque de l’Habitat	11,873	89,158
Banque de Tunisie	21,274	70,129
Banque Internationale Arabe de Tunisie	3,704	183,950
Banque Nationale Agricole*	16,322	77,743
Carthage Cement*	169,068	159,690
City Cars	14,672	63,375

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Tunisia (continued)
Ennakl Automobiles	20,527	$103,932
Euro Cycles SA	4,187	45,976
One Tech Holding	25,306	137,698
Poulina Group	33,363	139,687
Societe D’Articles Hygieniques SA*	27,813	180,364

		1,349,671

Turkey — 3.1%
Akbank Turk A/S	166,996	433,388
Akcansa Cimento A/S	15,512	44,541
Anadolu Efes Biracilik Ve Malt Sanayii A/S	47,842	305,730
Arcelik A/S	109,285	619,648
Aselsan Elektronik Sanayi Ve Ticaret A/S	30,000	251,432
Aygaz A/S	58,500	247,706
Bagfas Bandirma Gubre Fabrikalari A/S*(a)	22,545	62,426
BIM Birlesik Magazalar A/S	51,500	1,059,085
Cimsa Cimento Sanayi VE Ticaret A/S	19,867	71,760
Coca-Cola Icecek A/S	15,939	143,747
Dogus Otomotiv Servis ve Ticaret A/S*(a)	26,784	58,164
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S, REIT*	1,525,683	1,129,778
Enka Insaat ve Sanayi A/S	242,363	385,619
Eregli Demir ve Celik Fabrikalari TAS	612,614	1,616,371
Ford Otomotiv Sanayi A/S	29,204	464,003
Gubre Fabrikalari TAS*	45,700	50,946
Haci Omer Sabanci Holding A/S	96,069	281,449
Is Gayrimenkul Yatirim Ortakligi A/S, REIT	153,441	54,990
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Class D Stock)*	416,822	352,759
KOC Holding A/S	139,566	679,992
Koza Altin Isletmeleri A/S*	19,000	191,334
Migros Ticaret A/S*	11,500	83,583
Petkim Petrokimya Holding A/S	199,060	407,855
TAV Havalimanlari Holding A/S	40,762	241,262
Tekfen Holding A/S	50,266	225,081
Tofas Turk Otomobil Fabrikasi A/S	60,341	525,133
Tupras Turkiye Petrol Rafinerileri A/S	55,700	1,784,983
Turk Hava Yollari AO*	136,028	563,110
Turk Telekomunikasyon A/S*	189,654	321,750
Turk Traktor ve Ziraat Makineleri A/S	2,324	46,611
Turkcell Iletisim Hizmetleri A/S	355,026	1,447,610
Turkiye Garanti Bankasi A/S	160,878	454,616
Turkiye Halk Bankasi A/S	45,268	128,643
Turkiye Is Bankasi (Class C Stock)	112,037	205,721
Turkiye Sise ve Cam Fabrikalari A/S	103,653	128,436
Turkiye Vakiflar Bankasi TAO (Class D Stock)	173,877	310,136
Ulker Biskuvi Sanayi A/S	34,000	176,292
Vestel Elektronik Sanayi ve Ticaret A/S*	63,000	125,742
Yapi ve Kredi Bankasi A/S*	148,325	169,607
Yazicilar Holding A/S (Class A Stock)	18,059	112,796
Zorlu Enerji Elektrik Uretim A/S*	181,874	75,760

		16,039,595

United Arab Emirates — 1.4%
Abu Dhabi Commercial Bank PJSC	205,500	379,992
Abu Dhabi National Hotels	239,739	186,468
Agthia Group PJSC	49,606	64,867
Air Arabia PJSC	801,817	270,444

COMMON STOCKS (continued)	Shares	Value
United Arab Emirates (continued)
Aldar Properties PJSC	371,654	$222,496
Arabtec Holding PJSC*	216,379	139,962
DAMAC Properties Dubai Co. PJSC	228,700	205,228
Dana Gas PJSC*	773,762	170,657
DP World Ltd.	42,391	1,059,304
Dubai Financial Market PJSC*	451,700	137,487
Dubai Investments PJSC	192,300	126,160
Dubai Islamic Bank PJSC	138,450	232,970
DXB Entertainments PJSC*	154,373	26,687
Emaar Malls PJSC	139,399	80,732
Emaar Properties PJSC	391,045	739,583
Emirates Telecommunications Group Co. PJSC	305,679	1,455,623
First Abu Dhabi Bank PJSC	323,551	902,205
National Central Cooling Co. PJSC	256,200	126,624
Taqa Morocco	2,181	214,302
Union National Bank PJSC	176,824	182,994

		6,924,785

United States — 0.0%
Luxoft Holding, Inc.*	4,200	233,940

Uruguay — 0.1%
Arcos Dorados Holdings, Inc. (Class A Stock)*	65,700	679,995

TOTAL COMMON STOCKS (cost $432,496,453)		477,871,735

	Units
PARTICIPATORY NOTES† — 2.4%
Egypt — 0.7%
Commercial International Bank Egypt SAE, expiring 11/09/20	192,627	839,400
Eastern Tobacco, expiring 11/09/20	24,455	604,059
Egypt Kuwait Holding Co. SAE, expiring 11/09/20	198,701	168,896
Egyptian Financial Group-Hermes Holding Co., expiring 11/09/20	88,865	117,767
ElSewedy Electric Co., expiring 11/09/20	61,409	516,165
EZZ Steel, expiring 11/09/20*	233,320	269,438
Juhayna Food Industries, expiring 11/09/20	289,265	171,171
Orascom Telecom Media & Technology Holding SAE, expiring 11/12/18	1,745,300	70,685
Oriental Weavers, expiring 11/09/20	296,855	280,024
Palm Hills Developments SAE, expiring 11/09/20*	294,630	65,297
Pioneers Holding for Financial Investments SAE, expiring 11/09/20*	120,879	56,231
Sidi Kerir Petrochemicals Co., expiring 11/09/20	174,200	241,537
Talaat Moustafa Group, expiring 11/09/20	342,837	189,759
Telecom Egypt Co., expiring 11/09/20	241,812	184,032

		3,774,461

Saudi Arabia — 0.7%
Al Rajhi Bank, expiring 01/22/18	18,308	314,563
Al Tayyar Travel Group Holding Co., expiring 03/05/18	11,915	86,094
Alinma Bank, expiring 01/22/18	31,000	158,286

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

PARTICIPATORY NOTES† (continued)	Units	Value
Saudi Arabia (continued)
Almarai Co., expiring 07/20/20	19,625	$282,248
Banque Saudi Fransi, expiring 01/22/18	16,000	120,261
Etihad Etisalat Co., expiring 11/09/20*	16,920	67,581
Fawaz Abdulaziz Al Hokair & Co., expiring 02/28/20*	6,400	52,217
Jarir Marketing Co., expiring 01/22/18	3,025	118,403
Mobile Telecommunications Co. Saudi Arabia, expiring 04/30/18*	23,975	46,985
Mouwasat Medical Services Co., expiring 03/05/18	2,587	104,708
National Industrialization Co., expiring 08/26/19*	23,850	100,856
Rabigh Refining & Petrochemical Co., expiring 07/20/20*	26,012	114,438
Riyad Bank, expiring 11/09/20	32,000	107,591
Samba Financial Group, expiring 05/06/20	31,555	196,120
Saudi Arabian Amiantit Co., expiring 04/30/18*	21,300	46,059
Saudi Arabian Fertilizer Co., expiring 07/20/20	4,332	74,420
Saudi Arabian Mining Co., expiring 04/30/18*	9,400	131,181
Saudi Basic Industries Corp., expiring 01/22/18	11,500	312,421
Saudi Cement Co., expiring 07/20/18	4,700	58,510
Saudi Electricity Co., expiring 01/22/18	33,899	189,990
Saudi Ground Services Co., expiring 06/25/18	12,502	131,404
Saudi International Petrochemical Co., expiring 01/22/18*	17,830	83,338
Saudi Pharmaceutical Industries & Medical Appliances Corp., expiring 02/12/18	8,669	69,158
Saudi Telecom Co., expiring 04/23/18	18,300	334,919
Savola Group (The), expiring 01/24/20*	14,900	156,370
Yamama Cement Co., expiring 01/22/18	12,750	59,696

		3,517,817

Vietnam — 1.0%
Bank for Foreign Trade of Vietnam JSC, expiring 06/12/19	242,040	578,747
Bao Viet Holdings, expiring 06/23/20	54,931	157,955
Danang Rubber JSC, expiring 06/05/19	50,160	53,453
Development Investment Construction JSC, expiring 08/22/19	206,408	187,239
HAGL JSC, expiring 08/29/19*	354,616	114,775
Hoa Phat Group JSC, expiring 02/26/20*	332,236	685,422
Masan Group Corp., expiring 12/12/18	299,815	1,012,630
PetroVietnam Drilling & Well Services JSC, expiring 08/26/21*	126,049	129,607
Petrovietnam Fertilizer & Chemicals JSC, expiring 11/27/19	130,000	123,079
PetroVietnam Gas JSC, expiring 06/05/19	86,760	372,118
PetroVietnam Technical Services Corp., expiring 06/26/19	134,600	139,881
Pha Lai Thermal Power JSC, expiring 11/07/18	91,939	92,105
Saigon Securities, Inc., expiring 03/17/21	101,330	128,509
Saigon Thuong Tin Commercial JSB, expiring 06/05/19*	175,796	99,475

PARTICIPATORY NOTES† (continued)	Units	Value
Vietnam (continued)
Vietnam Joint Stock Commercial Bank for Industry & Trade, expiring 06/23/20	198,814	$211,868
Vingroup JSC, expiring 08/02/19*	212,121	722,047

		4,808,910

TOTAL PARTICIPATORY NOTES (cost $10,789,444)		12,101,188

	Shares
PREFERRED STOCKS — 1.9%
Brazil — 1.5%
Alpargatas SA (PRFC)	88,400	465,039
Banco Bradesco SA (PRFC)	85,383	871,309
Centrais Eletricas Brasileiras SA (PRFC B)	44,100	301,791
Cia Brasileira de Distribuicao (PRFC)	7,695	183,102
Cia Energetica de Sao Paulo (PRFC B)	22,900	91,128
Gerdau SA (PRFC)	37,400	139,583
Itau Unibanco Holding SA (PRFC), ADR(a)	61,007	793,091
Itausa - Investimentos Itau SA (PRFC)	136,381	444,859
Klabin SA (PRFC)	45,300	42,881
Lojas Americanas SA (PRFC)	82,449	423,790
Marcopolo SA (PRFC)	174,800	210,260
Metalurgica Gerdau SA (PRFC)	102,900	179,612
Petroleo Brasileiro SA (PRFC), ADR*(a)	185,600	1,824,448
Telefonica Brasil SA (PRFC)	95,441	1,398,915
Usinas Siderurgicas de Minas Gerais SA (PRFC A)*	57,200	156,920

		7,526,728

Colombia — 0.2%
Avianca Holdings SA (PRFC)	99,000	97,858
Banco Davivienda SA (PRFC)	10,919	109,540
Cementos Argos SA (PRFC)	36,909	126,145
Grupo Argos SA (PRFC)	30,084	193,340
Grupo Aval Acciones y Valores SA (PRFC)	523,436	226,251
Grupo de Inversiones Suramericana SA (PRFC)	12,779	166,993

		920,127

Croatia — 0.1%
Adris Grupa dd (PRFC)	7,472	518,337

Philippines — 0.0%
Ayala Land, Inc. (PRFC)^	1,180,500	—

Russia — 0.1%
Surgutneftegas OJSC (PRFC)	790,200	385,601
Transneft PJSC (PRFC)	155	483,027

		868,628

South Korea — 0.0%
LG Chem Ltd. (PRFC)	430	99,878

Togo — 0.0%
Ecobank Transnational, Inc. (PRFC)	130,579	—

TOTAL PREFERRED STOCKS (cost $8,909,035)		9,933,698

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

RIGHTS* — 0.0%	Units	Value
Bulgaria — 0.0%
MonBat AD, expiring 01/19/18^	48,227	$59

Taiwan — 0.0%
Bizlink Holding, Inc., expiring 01/09/18	696	1,555

Tunisia — 0.0%
Societe D’Articles Hygieniques SA	27,813	12,444

TOTAL RIGHTS (cost $0)		14,058

WARRANTS* — 0.0%
Thailand — 0.0%
Superblock PCL, expiring 08/31/20 (cost $0)	969,000	11,596

	Shares
UNAFFILIATED EXCHANGE TRADED FUND — 1.4%
iShares Core MSCI Emerging Markets ETF JDR (cost $6,437,531)	125,600	7,146,640

TOTAL LONG-TERM INVESTMENTS (cost $458,632,463)		507,078,915

SHORT-TERM INVESTMENTS — 4.0%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	1,915,607	1,915,607
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $18,199,996; includes $18,176,150 of cash collateral for securities on loan)(b)(w)	18,198,646	18,198,646

Value
TOTAL SHORT-TERM INVESTMENTS (cost $20,115,603)	$20,114,253

TOTAL INVESTMENTS — 103.3% (cost $478,748,066)	527,193,168
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.3)%	(16,661,965)

NET ASSETS — 100.0%	$510,531,203

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

†	Participatory notes represented 2.4% of net assets, of which the Portfolio attributed 1.4% to Hong Kong & Shanghai Bank and 1.0% to JPMorgan Chase as counterparties to the securities.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $1,293,454 and 0.3% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $17,740,209; cash collateral of $18,176,150 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$3,592,261	$—	$—
Bahrain	—	3,333,395	—
Botswana	—	1,201,018	832,341
Brazil	21,420,015	—	—
Bulgaria	—	1,780,250	—
Chile	16,391,988	—	—
China	5,632,810	50,370,783	230,226
Colombia	6,194,664	—	82,234
Croatia	—	2,892,537	—
Czech Republic	—	3,518,142	—
Estonia	—	2,566,922	—
Ghana	—	2,038,370	—
Greece	283,255	6,991,005	—
Hong Kong	—	5,039,407	—

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Hungary	$—	$3,711,159	$—
India	4,329,319	26,451,415	—
Indonesia	—	13,204,940	9,026
Jordan	—	3,530,356	—
Kazakhstan	2,274,161	1,636,164	—
Kenya	—	3,982,922	—
Kuwait	—	6,775,252	75
Latvia	—	426,134	—
Lebanon	—	216,542	—
Lithuania	—	1,773,604	—
Malaysia	292,206	14,105,563	—
Mauritius	—	3,656,049	—
Mexico	26,751,075	3,323	—
Monaco	481,671	—	—
Morocco	—	3,384,363	—
Netherlands	306,893	—	—
Nigeria	—	3,653,014	2,608
Oman	—	3,462,682	—
Pakistan	—	6,769,532	—
Panama	1,448,652	—	—
Peru	7,364,569	—	—
Philippines	—	13,275,397	—
Poland	—	15,709,980	—
Qatar	—	8,113,455	—
Romania	—	3,430,163	—
Russia	18,384,086	8,190,847	—
Singapore	—	183,558	—
Slovenia	—	3,516,358	—
South Africa	443,265	29,733,531	—
South Korea	132,750	31,912,853	136,885
Sri Lanka	—	3,400,625	—
Taiwan	—	27,347,724	—
Thailand	—	14,259,123	—
Togo	—	78,257	—
Tunisia	—	1,349,671	—
Turkey	—	16,039,595	—
United Arab Emirates	—	6,924,785	—
United States	233,940	—	—
Uruguay	679,995	—	—
Participatory Notes
Egypt	—	3,774,461	—
Saudi Arabia	—	3,517,817	—
Vietnam	—	4,808,910	—
Preferred Stocks
Brazil	7,526,728	—	—
Colombia	920,127	—	—
Croatia	—	518,337	—
Philippines	—	—	—
Russia	—	868,628	—
South Korea	—	99,878	—
Togo	—	—	—
Rights
Bulgaria	—	—	59
Taiwan	—	1,555	—
Tunisia	12,444	—	—
Warrants
Thailand	11,596	—	—
Unaffiliated Exchange Traded Fund	7,146,640	—	—
Affiliated Mutual Funds	20,114,253	—	—

Total	$152,369,363	$373,530,351	$1,293,454

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Common Stocks	$11,683,832	L1 to L2	Official Close to Model Price
Common Stocks	435,295	L2 to L1	Model Price to Official Close

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Banks	14.8%
Oil, Gas & Consumable Fuels	8.3
Wireless Telecommunication Services	5.6
Metals & Mining	5.4
Affiliated Mutual Funds (3.6% represents investments purchased with collateral from securities on loan)	4.0
Food Products	3.7
Chemicals	3.3
Diversified Telecommunication Services	3.2
Industrial Conglomerates	2.9
Pharmaceuticals	2.8
Real Estate Management & Development	2.8
Food & Staples Retailing	2.8
Electric Utilities	2.8
Construction Materials	2.2
Beverages	2.0
Internet Software & Services	2.0
Automobiles	1.6
Independent Power & Renewable Electricity Producers	1.6
Hotels, Restaurants & Leisure	1.5
Health Care Providers & Services	1.5
Transportation Infrastructure	1.5
Unaffiliated Exchange Traded Fund	1.4
Media	1.4
IT Services	1.3
Insurance	1.3
Electronic Equipment, Instruments & Components	1.1
Equity Real Estate Investment Trusts (REITs)	1.1
Construction & Engineering	1.1
Airlines	1.0
Machinery	0.9
Multiline Retail	0.9
Technology Hardware, Storage & Peripherals	0.9
Gas Utilities	0.8
Textiles, Apparel & Luxury Goods	0.8
Diversified Financial Services	0.8
Tobacco	0.8
Specialty Retail	0.8
Capital Markets	0.8
Semiconductors & Semiconductor Equipment	0.7
Biotechnology	0.7
Household Durables	0.7
Personal Products	0.7
Electrical Equipment	0.7
Diversified Consumer Services	0.6
Paper & Forest Products	0.6
Water Utilities	0.5
Auto Components	0.4
Marine	0.4
Software	0.4

Trading Companies & Distributors	0.4%
Health Care Equipment & Supplies	0.4
Household Products	0.3
Energy Equipment & Services	0.3
Road & Rail	0.3
Aerospace & Defense	0.2
Air Freight & Logistics	0.2
Thrifts & Mortgage Finance	0.2
Consumer Finance	0.2
Internet & Direct Marketing Retail	0.2
Multi-Utilities	0.2
Communications Equipment	0.1
Life Sciences Tools & Services	0.1
Building Products	0.1
Containers & Packaging	0.1
Commercial Services & Supplies	0.1
Leisure Products	0.0	*
Professional Services	0.0	*
Distributors	0.0	*

	103.3
Liabilities in excess of other assets	(3.3)

	100.0%

* Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$25,654	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)
Equity contracts	$63,650	$33,882

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)
Equity contracts	$14,058	$(21,160)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$17,740,209	$(17,740,209)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $17,740,209:
Unaffiliated investments (cost $458,632,463)	$507,078,915
Affiliated investments (cost $20,115,603)	20,114,253
Foreign currency, at value (cost $1,475,565)	1,488,178
Dividends and interest receivable	842,312
Receivable for fund share sold	179,618
Tax reclaim receivable	95,151
Receivable from affiliate	9,108
Prepaid expenses	3,221

Total Assets	529,810,756

LIABILITIES:
Payable to broker for collateral for securities on loan	18,176,150
Payable for investments purchased	511,270
Accrued expenses and other liabilities	258,858
Management fees payable	236,574
Payable for fund share repurchased	75,429
Distribution fee payable	20,775
Affiliated transfer agent fee payable	365
Foreign withholding taxes payable	132

Total Liabilities	19,279,553

NET ASSETS	$510,531,203

Net assets were comprised of:
Paid-in capital	$427,389,163
Retained earnings	83,142,040

Net assets, December 31, 2017	$510,531,203

Net asset value and redemption price per share, $510,531,203 / 50,503,655 outstanding shares of beneficial interest	$10.11

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $1,359,731, of which $98,421 is reimbursable by an affiliate)	$12,209,866
Income from securities lending, net (including affiliated income of $53,386)	96,228
Affiliated dividend income	31,965

12,338,059

EXPENSES
Management fees	4,253,052
Distribution fee	1,144,458
Custodian and accounting fees	662,132
Audit fee	27,873
Trustees’ fees	13,632
Legal fees and expenses	13,491
Shareholders’ reports	10,616
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,200
Miscellaneous	239,855

Total expenses	6,372,309

NET INVESTMENT INCOME (LOSS)	5,965,750

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(3,215)) (net of foreign capital gains taxes $(7,845))	(7,191,009)
Foreign currency transactions	(15,998)

(7,207,007)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(756))	106,548,101
Foreign currencies	100,807

106,648,908

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	99,441,901

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$105,407,651

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$5,965,750	$5,138,180
Net realized gain (loss) on investment and foreign currency transactions	(7,207,007)	(54,513,420)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	106,648,908	86,650,848

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	105,407,651	37,275,608

FUND SHARE TRANSACTIONS:
Fund share sold [7,621,569 and 19,580,994 shares, respectively]	68,862,964	148,709,459
Fund share repurchased [8,582,336 and 24,601,724 shares, respectively]	(75,481,336)	(176,187,033)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(6,618,372)	(27,477,574)

CAPITAL CONTRIBUTIONS	—	35,663

TOTAL INCREASE (DECREASE) IN NET ASSETS	98,789,279	9,833,697
NET ASSETS:
Beginning of year	411,741,924	401,908,227

End of year	$510,531,203	$411,741,924

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST QMA LARGE-CAP PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 99.0%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 2.1%
Boeing Co. (The)	42,000	$12,386,220
Curtiss-Wright Corp.	1,500	182,775
Huntington Ingalls Industries, Inc.	23,900	5,633,230
Lockheed Martin Corp.	85,000	27,289,250
Northrop Grumman Corp.	7,700	2,363,207
Spirit AeroSystems Holdings, Inc. (Class A Stock)	81,400	7,102,150

		54,956,832

Air Freight & Logistics — 0.3%
United Parcel Service, Inc. (Class B Stock)	64,700	7,709,005

Airlines — 0.0%
Hawaiian Holdings, Inc.	6,800	270,980

Auto Components — 0.5%
Adient PLC	72,800	5,729,360
BorgWarner, Inc.	119,300	6,095,037
Cooper-Standard Holdings, Inc.*	8,300	1,016,750

		12,841,147

Automobiles — 1.5%
Ford Motor Co.	1,735,600	21,677,644
General Motors Co.	122,200	5,008,978
Thor Industries, Inc.	85,600	12,901,632

		39,588,254

Banks — 7.3%
Bank of America Corp.	1,869,200	55,178,784
Citigroup, Inc.	439,200	32,680,872
Citizens Financial Group, Inc.	130,200	5,465,796
JPMorgan Chase & Co.	612,000	65,447,280
Wells Fargo & Co.	592,900	35,971,243

		194,743,975

Beverages — 1.5%
PepsiCo, Inc.	334,600	40,125,232

Biotechnology — 4.2%
AbbVie, Inc.	442,100	42,755,491
Amgen, Inc.	24,000	4,173,600
Biogen, Inc.*	36,300	11,564,091
Celgene Corp.*	235,300	24,555,908
Gilead Sciences, Inc.	363,800	26,062,632
Halozyme Therapeutics, Inc.*(a)	75,700	1,533,682

		110,645,404

Building Products — 0.1%
Universal Forest Products, Inc.	64,900	2,441,538

Capital Markets — 2.0%
Goldman Sachs Group, Inc. (The)	39,800	10,139,448
Invesco Ltd.	117,000	4,275,180
Morgan Stanley	35,600	1,867,932
Northern Trust Corp.	60,100	6,003,389
S&P Global, Inc.	176,300	29,865,220

		52,151,169

Chemicals — 3.0%
Air Products & Chemicals, Inc.	148,400	24,349,472
Chemours Co. (The)	463,800	23,217,828

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
Ingevity Corp.*	21,500	$1,515,105
LyondellBasell Industries NV (Class A Stock)	210,700	23,244,424
Westlake Chemical Corp.	62,000	6,604,860

		78,931,689

Communications Equipment — 0.2%
Harris Corp.	41,700	5,906,805

Construction & Engineering — 0.4%
Argan, Inc.	16,100	724,500
EMCOR Group, Inc.	54,800	4,479,900
MasTec, Inc.*	101,800	4,983,110

		10,187,510

Consumer Finance — 1.5%
American Express Co.	30,800	3,058,748
Capital One Financial Corp.	289,500	28,828,410
Green Dot Corp. (Class A Stock)*	25,300	1,524,578
Navient Corp.	506,900	6,751,908

		40,163,644

Containers & Packaging — 0.1%
Owens-Illinois, Inc.*	180,800	4,008,336

Distributors — 0.3%
LKQ Corp.*	197,000	8,011,990

Diversified Consumer Services — 0.1%
Grand Canyon Education, Inc.*	34,500	3,088,785

Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc. (Class B Stock)*	81,600	16,174,752

Diversified Telecommunication Services — 1.8%
Verizon Communications, Inc.	878,700	46,509,591

Electric Utilities — 0.8%
PPL Corp.	551,300	17,062,735
Southern Co. (The)	85,300	4,102,077

		21,164,812

Electrical Equipment — 0.2%
AMETEK, Inc.	39,400	2,855,318
Emerson Electric Co.	43,000	2,996,670

		5,851,988

Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp.	114,500	16,335,715
Brixmor Property Group, Inc.	51,100	953,526
CoreCivic, Inc.	184,000	4,140,000
Franklin Street Properties Corp.	98,500	1,057,890
GEO Group, Inc. (The)	341,700	8,064,120
Spirit Realty Capital, Inc.	621,400	5,331,612
VEREIT, Inc.	124,200	967,518
Xenia Hotels & Resorts, Inc.	54,100	1,168,019

		38,018,400

Food & Staples Retailing — 3.3%
CVS Health Corp.	383,900	27,832,750
Kroger Co. (The)	715,600	19,643,220
Performance Food Group Co.*	112,800	3,733,680
Wal-Mart Stores, Inc.	356,600	35,214,250

		86,423,900

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Food Products — 1.5%
Conagra Brands, Inc.	227,000	$8,551,090
Pilgrim’s Pride Corp.*(a)	27,800	863,468
Tyson Foods, Inc. (Class A Stock)	386,000	31,293,020

		40,707,578

Gas Utilities — 0.4%
UGI Corp.	240,800	11,305,560

Health Care Equipment & Supplies — 3.2%
Baxter International, Inc.	283,000	18,293,120
Boston Scientific Corp.*	585,500	14,514,545
Cooper Cos., Inc. (The)	5,000	1,089,400
Danaher Corp.	343,000	31,837,260
Medtronic PLC	245,800	19,848,350

		85,582,675

Health Care Providers & Services — 2.8%
Cigna Corp.	3,600	731,124
Express Scripts Holding Co.*	439,900	32,834,136
UnitedHealth Group, Inc.	162,800	35,890,888
WellCare Health Plans, Inc.*	19,600	3,941,756

		73,397,904

Health Care Technology — 0.2%
Cerner Corp.*	87,100	5,869,669

Hotels, Restaurants & Leisure — 3.3%
Hilton Grand Vacations, Inc.*	77,600	3,255,320
Hilton Worldwide Holdings, Inc.	279,700	22,336,842
McDonald’s Corp.	238,400	41,033,408
Yum! Brands, Inc.	264,800	21,610,328

		88,235,898

Household Durables — 0.2%
NVR, Inc.*	1,600	5,613,152

Household Products — 0.1%
Colgate-Palmolive Co.	14,900	1,124,205
Procter & Gamble Co. (The)	23,200	2,131,616

		3,255,821

Independent Power & Renewable Electricity Producers — 1.1%
AES Corp.	1,145,900	12,410,097
NRG Energy, Inc.	550,800	15,686,784

		28,096,881

Industrial Conglomerates — 1.9%
3M Co.	65,900	15,510,883
Honeywell International, Inc.	226,000	34,659,360

		50,170,243

Insurance — 1.7%
Aflac, Inc.	78,200	6,864,396
Allstate Corp. (The)	148,500	15,549,435
American International Group, Inc.	52,200	3,110,076
Old Republic International Corp.	106,600	2,279,108
Unum Group	295,200	16,203,528

		44,006,543

Internet & Direct Marketing Retail — 1.4%
Amazon.com, Inc.*	19,900	23,272,453
Liberty Interactive Corp. QVC Group (Class A Stock)*	396,300	9,677,646

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail (continued)
Nutrisystem, Inc.(a)	69,100	$3,634,660

		36,584,759

Internet Software & Services — 6.2%
Alphabet, Inc. (Class A Stock)*	33,440	35,225,696
Alphabet, Inc. (Class C Stock)*	62,278	65,167,699
Facebook, Inc. (Class A Stock)*	370,200	65,325,492

		165,718,887

IT Services — 2.5%
Accenture PLC (Class A Stock)	148,400	22,718,556
Booz Allen Hamilton Holding Corp.	23,100	880,803
Cognizant Technology Solutions Corp. (Class A Stock)	444,300	31,554,186
Total System Services, Inc.	47,600	3,764,684
Visa, Inc. (Class A Stock)(a)	72,100	8,220,842

		67,139,071

Life Sciences Tools & Services — 0.4%
Illumina, Inc.*	45,900	10,028,691

Machinery — 3.3%
Crane Co.	31,900	2,846,118
Cummins, Inc.	135,600	23,952,384
Fortive Corp.	176,600	12,777,010
Illinois Tool Works, Inc.	122,500	20,439,125
Ingersoll-Rand PLC	100,800	8,990,352
Oshkosh Corp.	119,700	10,879,533
Pentair PLC (United Kingdom)	34,300	2,422,266
Terex Corp.	85,600	4,127,632

		86,434,420

Media — 1.2%
Cinemark Holdings, Inc.(a)	32,500	1,131,650
Comcast Corp. (Class A Stock)	715,800	28,667,790
Discovery Communications, Inc. (Class C Stock)*(a)	128,300	2,716,111

		32,515,551

Metals & Mining — 1.5%
Alcoa Corp.*	108,300	5,834,121
Freeport-McMoRan, Inc.*	1,538,600	29,171,856
Southern Copper Corp. (Peru)(a)	79,400	3,767,530

		38,773,507

Multiline Retail — 0.0%
Macy’s, Inc.	50,800	1,279,652

Oil, Gas & Consumable Fuels — 6.8%
Anadarko Petroleum Corp.	416,200	22,324,968
Andeavor	96,200	10,999,508
Chevron Corp.	1,800	225,342
ConocoPhillips	302,800	16,620,692
Devon Energy Corp.	583,800	24,169,320
Exxon Mobil Corp.	362,400	30,311,136
Marathon Petroleum Corp.	404,500	26,688,910
Newfield Exploration Co.*	457,000	14,409,210
Valero Energy Corp.	369,500	33,960,745
World Fuel Services Corp.	30,900	869,526

		180,579,357

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Personal Products — 0.0%
Avon Products, Inc. (United Kingdom)*	82,000	$176,300

Pharmaceuticals — 3.1%
Allergan PLC	145,900	23,866,322
Bristol-Myers Squibb Co.	245,200	15,025,856
Corcept Therapeutics, Inc.*(a)	155,800	2,813,748
Johnson & Johnson	131,800	18,415,096
Merck & Co., Inc.	148,900	8,378,603
Pfizer, Inc.	102,400	3,708,928
Zoetis, Inc.	130,100	9,372,404

		81,580,957

Professional Services — 0.1%
Insperity, Inc.	43,800	2,511,930

Real Estate Management & Development — 0.7%
CBRE Group, Inc. (Class A Stock)*	456,200	19,758,022

Road & Rail — 1.5%
CSX Corp.	201,400	11,079,014
Norfolk Southern Corp.	176,500	25,574,850
Union Pacific Corp.	26,600	3,567,060

		40,220,924

Semiconductors & Semiconductor Equipment — 5.3%
Applied Materials, Inc.	631,000	32,256,720
Broadcom Ltd.	108,100	27,770,890
Entegris, Inc.	76,700	2,335,515
Intel Corp.	717,500	33,119,800
MKS Instruments, Inc.	42,000	3,969,000
Texas Instruments, Inc.	400,700	41,849,108

		141,301,033

Software — 6.7%
Activision Blizzard, Inc.	377,300	23,890,636
Adobe Systems, Inc.*	218,100	38,219,844
Dell Technologies, Inc. (Class V Stock)*	99,700	8,103,616
Intuit, Inc.	102,900	16,235,562
Microsoft Corp.	569,300	48,697,922
Oracle Corp.	880,900	41,648,952

		176,796,532

Specialty Retail — 1.6%
Foot Locker, Inc.(a)	124,000	5,813,120
Gap, Inc. (The)(a)	391,100	13,320,866
Ross Stores, Inc.	300,100	24,083,025

		43,217,011

Technology Hardware, Storage & Peripherals — 4.0%
Apple, Inc.	460,200	77,879,646
HP, Inc.	991,100	20,823,011
Western Digital Corp.	106,500	8,469,945

		107,172,602

Textiles, Apparel & Luxury Goods — 1.5%
Lululemon Athletica, Inc.*	194,800	15,309,332
PVH Corp.	90,200	12,376,342
Skechers U.S.A., Inc. (Class A Stock)*	265,500	10,046,520
Wolverine World Wide, Inc.	44,300	1,412,284

		39,144,478

Tobacco — 1.3%
Altria Group, Inc.	472,900	33,769,789

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors — 0.3%
Applied Industrial Technologies, Inc.	40,400	$2,751,240
United Rentals, Inc.*	12,400	2,131,684
WESCO International, Inc.*	31,300	2,133,095

		7,016,019

Wireless Telecommunication Services — 0.0%
Telephone & Data Systems, Inc.	8,300	230,741

TOTAL LONG-TERM INVESTMENTS (cost $2,167,531,108)		2,628,107,895

SHORT-TERM INVESTMENTS — 2.3%
AFFILIATED MUTUAL FUNDS — 2.2%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	22,139,291	22,139,291
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost 36,691,553; includes $36,638,960 of cash collateral for securities on loan)(b)(w)	36,689,725	36,689,725

TOTAL AFFILIATED MUTUAL FUNDS (cost $58,830,844)		58,829,016

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(n) — 0.1%
U.S. Treasury Bills(k) (cost $997,293) 1.335%	03/15/18	1,000	997,410

TOTAL SHORT-TERM INVESTMENTS (cost $59,828,137)			59,826,426

TOTAL INVESTMENTS — 101.3% (cost $2,227,359,245)			2,687,934,321
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (1.3)%			(34,313,328)

NET ASSETS — 100.0%			$2,653,620,993

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $35,516,758; cash collateral of $36,638,960 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received
for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
173	S&P 500 E-Mini Index	Mar. 2018	$23,116,751	$23,147,400	$30,649

A security with a market value of $997,410 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$54,956,832	$—	$—
Air Freight & Logistics	7,709,005	—	—
Airlines	270,980	—	—
Auto Components	12,841,147	—	—
Automobiles	39,588,254	—	—
Banks	194,743,975	—	—
Beverages	40,125,232	—	—
Biotechnology	110,645,404	—	—
Building Products	2,441,538	—	—
Capital Markets	52,151,169	—	—
Chemicals	78,931,689	—	—
Communications Equipment	5,906,805	—	—
Construction & Engineering	10,187,510	—	—
Consumer Finance	40,163,644	—	—
Containers & Packaging	4,008,336	—	—
Distributors	8,011,990	—	—
Diversified Consumer Services	3,088,785	—	—
Diversified Financial Services	16,174,752	—	—
Diversified Telecommunication Services	46,509,591	—	—
Electric Utilities	21,164,812	—	—
Electrical Equipment	5,851,988	—	—
Equity Real Estate Investment Trusts (REITs)	38,018,400	—	—
Food & Staples Retailing	86,423,900	—	—
Food Products	40,707,578	—	—
Gas Utilities	11,305,560	—	—
Health Care Equipment & Supplies	85,582,675	—	—
Health Care Providers & Services	73,397,904	—	—
Health Care Technology	5,869,669	—	—
Hotels, Restaurants & Leisure	88,235,898	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Household Durables	$5,613,152	$—	$—
Household Products	3,255,821	—	—
Independent Power & Renewable Electricity Producers	28,096,881	—	—
Industrial Conglomerates	50,170,243	—	—
Insurance	44,006,543	—	—
Internet & Direct Marketing Retail	36,584,759	—	—
Internet Software & Services	165,718,887	—	—
IT Services	67,139,071	—	—
Life Sciences Tools & Services	10,028,691	—	—
Machinery	86,434,420	—	—
Media	32,515,551	—	—
Metals & Mining	38,773,507	—	—
Multiline Retail	1,279,652	—	—
Oil, Gas & Consumable Fuels	180,579,357	—	—
Personal Products	176,300	—	—
Pharmaceuticals	81,580,957	—	—
Professional Services	2,511,930	—	—
Real Estate Management & Development	19,758,022	—	—
Road & Rail	40,220,924	—	—
Semiconductors & Semiconductor Equipment	141,301,033	—	—
Software	176,796,532	—	—
Specialty Retail	43,217,011	—	—
Technology Hardware, Storage & Peripherals	107,172,602	—	—
Textiles, Apparel & Luxury Goods	39,144,478	—	—
Tobacco	33,769,789	—	—
Trading Companies & Distributors	7,016,019	—	—
Wireless Telecommunication Services	230,741	—	—
U.S. Treasury Obligation	—	997,410	—
Affiliated Mutual Funds	58,829,016	—	—
Other Financial Instruments*
Futures Contracts	30,649	—	—

Total	$2,686,967,560	$997,410	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Banks	7.3%
Oil, Gas & Consumable Fuels	6.8
Software	6.7
Internet Software & Services	6.2
Semiconductors & Semiconductor Equipment	5.3
Biotechnology	4.2
Technology Hardware, Storage & Peripherals	4.0
Hotels, Restaurants & Leisure	3.3
Machinery	3.3
Food & Staples Retailing	3.3
Health Care Equipment & Supplies	3.2
Pharmaceuticals	3.1
Chemicals	3.0
Health Care Providers & Services	2.8
IT Services	2.5

Affiliated Mutual Fund (1.4% represents investments purchased with collateral from securities on loan)	2.2%
Aerospace & Defense	2.1
Capital Markets	2.0
Industrial Conglomerates	1.9
Diversified Telecommunication Services	1.8
Insurance	1.7
Specialty Retail	1.6
Food Products	1.5
Road & Rail	1.5
Consumer Finance	1.5
Beverages	1.5
Automobiles	1.5
Textiles, Apparel & Luxury Goods	1.5
Metals & Mining	1.5
Equity Real Estate Investment Trusts (REITs)	1.4
Internet & Direct Marketing Retail	1.4
Tobacco	1.3
Media	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Independent Power & Renewable Electricity Producers	1.1%
Electric Utilities	0.8
Real Estate Management & Development	0.7
Diversified Financial Services	0.6
Auto Components	0.5
Gas Utilities	0.4
Construction & Engineering	0.4
Life Sciences Tools & Services	0.4
Distributors	0.3
Air Freight & Logistics	0.3
Trading Companies & Distributors	0.3
Communications Equipment	0.2
Health Care Technology	0.2
Electrical Equipment	0.2
Household Durables	0.2
Containers & Packaging	0.1

Household Products	0.1%
Diversified Consumer Services	0.1
Professional Services	0.1
Building Products	0.1
U.S. Treasury Obligation	0.1
Multiline Retail	0.0	*
Airlines	0.0	*
Wireless Telecommunication Services	0.0	*
Personal Products	0.0	*

	101.3
Liabilities in excess of other assets	(1.3)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$30,649	*	—	$—

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$5,815,761

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$346,694

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities are as follows:

Futures Contracts- Long Positions(1)
$31,597,928

(1)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$35,516,758	$(35,516,758)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST QMA LARGE-CAP PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $35,516,758:
Unaffiliated investments (cost $2,168,528,401)	$2,629,105,305
Affiliated investments (cost $58,830,844)	58,829,016
Cash	45,360
Receivable for fund share sold	4,438,308
Dividends and interest receivable	2,381,767
Receivable for investments sold	8,420
Tax reclaim receivable	7,379
Prepaid expenses	20,059

Total Assets	2,694,835,614

LIABILITIES:
Payable to broker for collateral for securities on loan	36,638,960
Payable for fund share repurchased	3,820,719
Management fees payable	461,825
Distribution fee payable	109,546
Accrued expenses and other liabilities	99,301
Due to broker-variation margin futures	83,905
Affiliated transfer agent fee payable	365

Total Liabilities	41,214,621

NET ASSETS	$2,653,620,993

Net assets were comprised of:
Paid-in capital	$1,059,685,781
Retained earnings	1,593,935,212

Net assets, December 31, 2017	$2,653,620,993

Net asset value and redemption price per share, $2,653,620,993 / 142,690,686 outstanding shares of beneficial interest	$18.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net of $2,728 foreign withholding tax)	$50,952,234
Affiliated dividend income	355,247
Income from securities lending, net (including affiliated income of $71,874)	76,977
Interest income	18,665

51,403,123

EXPENSES
Management fees	15,458,055
Distribution fee	6,924,459
Custodian and accounting fees	180,025
Trustees’ fees	37,245
Audit fee	25,948
Legal fees and expenses	20,386
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,209
Shareholders’ reports	5,045
Miscellaneous	59,508

Total expenses	22,717,880
Less: management fee waivers and/or expense reimbursement	(402,770)

Net expenses	22,315,110

NET INVESTMENT INCOME (LOSS)	29,088,013

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,749))	294,988,198
Futures transactions	5,815,761

300,803,959

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,764)	193,900,816
Futures	346,694

194,247,510

NET GAIN (LOSS) ON INVESTMENTS	495,051,469

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$524,139,482

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$29,088,013	$38,406,291
Net realized gain (loss) on investment transactions	300,803,959	123,464,359
Net change in unrealized appreciation (depreciation) on investments	194,247,510	127,255,263

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	524,139,482	289,125,913

FUND SHARE TRANSACTIONS:
Fund share sold [6,028,163 and 17,417,830 shares, respectively]	98,886,186	238,327,935
Fund share repurchased [55,617,118 and 35,324,876 shares, respectively]	(916,015,033)	(485,308,360)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(817,128,847)	(246,980,425)

CAPITAL CONTRIBUTIONS	—	54,151

TOTAL INCREASE (DECREASE) IN NET ASSETS	(292,989,365)	42,199,639
NET ASSETS:
Beginning of year	2,946,610,358	2,904,410,719

End of year	$2,653,620,993	$2,946,610,358

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 98.6%
COMMON STOCKS — 98.4%	Shares	Value
Aerospace & Defense — 2.2%
KLX, Inc.*	122,620	$8,368,815
Kratos Defense & Security Solutions, Inc.*(a)	428,283	4,535,517
Mercury Systems, Inc.*	121,723	6,250,476

		19,154,808

Air Freight & Logistics — 0.6%
Air Transport Services Group, Inc.*	80,490	1,862,539
Atlas Air Worldwide Holdings, Inc.*	57,840	3,392,315

		5,254,854

Airlines — 0.5%
Spirit Airlines, Inc.*(a)	103,631	4,647,850

Auto Components — 0.6%
Visteon Corp.*	42,062	5,263,639

Banks — 6.7%
Bank of the Ozarks(a)	92,595	4,486,228
BankUnited, Inc.	117,077	4,767,375
Cadence BanCorp*	143,893	3,902,378
Columbia Banking System, Inc.	130,275	5,659,146
FB Financial Corp.*(a)	43,473	1,825,431
FCB Financial Holdings, Inc. (Class A Stock)*	148,568	7,547,254
Live Oak Bancshares, Inc.	72,494	1,728,982
National Bank Holdings Corp. (Class A Stock)	164,936	5,348,874
Opus Bank*	161,414	4,406,602
Pacific Premier Bancorp, Inc.*	192,008	7,680,320
South State Corp.	61,723	5,379,159
Webster Financial Corp.(a)	115,694	6,497,375

		59,229,124

Biotechnology — 11.8%
Adamas Pharmaceuticals, Inc.*(a)	206,363	6,993,641
Aimmune Therapeutics, Inc.*(a)	88,330	3,340,641
Alder Biopharmaceuticals, Inc.*(a)	322,460	3,692,167
AnaptysBio, Inc.*	30,444	3,066,320
Array BioPharma, Inc.*(a)	244,726	3,132,493
Avexis, Inc.*	26,239	2,903,870
Biohaven Pharmaceutical Holding Co. Ltd.*(a)	66,852	1,803,667
Bluebird Bio, Inc.*(a)	30,542	5,439,530
Blueprint Medicines Corp.*	39,967	3,013,911
Catalyst Pharmaceuticals, Inc.*	161,700	632,247
Clovis Oncology, Inc.*	80,060	5,444,079
Deciphera Pharmaceuticals, Inc.*(a)	93,882	2,128,305
Editas Medicine, Inc.*(a)	105,368	3,237,959
Exact Sciences Corp.*(a)	203,948	10,715,428
Five Prime Therapeutics, Inc.*(a)	42,702	936,028
G1 Therapeutics, Inc.*(a)	129,890	2,577,018
Insmed, Inc.*(a)	159,319	4,967,566
Intercept Pharmaceuticals, Inc.*(a)	35,130	2,052,295
Ligand Pharmaceuticals, Inc.*(a)	43,419	5,945,364
Loxo Oncology, Inc.*(a)	34,621	2,914,396
NuCana PLC (United Kingdom), ADR*(a)	207,500	2,097,825
Portola Pharmaceuticals, Inc.*	98,608	4,800,237
Puma Biotechnology, Inc.*	71,382	7,056,111

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Sage Therapeutics, Inc.*	29,461	$4,852,521
Sarepta Therapeutics, Inc.*(a)	157,205	8,746,886
Voyager Therapeutics, Inc.*(a)	118,448	1,966,237

		104,456,742

Building Products — 2.5%
Apogee Enterprises, Inc.(a)	116,567	5,330,609
JELD-WEN Holding, Inc.*	154,251	6,072,862
Masonite International Corp.*	40,060	2,970,449
Trex Co., Inc.*	70,815	7,675,638

		22,049,558

Capital Markets — 0.5%
Moelis & Co. (Class A Stock)	97,950	4,750,575

Chemicals — 1.4%
Ferro Corp.*	134,507	3,173,020
Ingevity Corp.*	43,937	3,096,240
Innospec, Inc.	43,622	3,079,713
PQ Group Holdings, Inc.*(a)	196,880	3,238,676

		12,587,649

Commercial Services & Supplies — 0.6%
Tetra Tech, Inc.	103,070	4,962,821

Communications Equipment — 0.5%
Ciena Corp.*	114,321	2,392,739
Lumentum Holdings, Inc.*(a)	49,978	2,443,924

		4,836,663

Construction & Engineering — 2.5%
Dycom Industries, Inc.*(a)	48,520	5,406,584
EMCOR Group, Inc.	88,398	7,226,537
NV5 Global, Inc.*(a)	31,268	1,693,162
Primoris Services Corp.	79,194	2,153,285
Tutor Perini Corp.*(a)	208,231	5,278,656

		21,758,224

Construction Materials — 1.5%
Summit Materials, Inc. (Class A Stock)*	236,522	7,436,252
U.S. Concrete, Inc.*(a)	72,504	6,064,960

		13,501,212

Diversified Consumer Services — 2.2%
Chegg, Inc.*(a)	863,909	14,098,995
Grand Canyon Education, Inc.*	64,447	5,769,940

		19,868,935

Diversified Telecommunication Services — 1.3%
Cogent Communications Holdings, Inc.(a)	57,330	2,597,049
Vonage Holdings Corp.*	844,404	8,587,589

		11,184,638

Electrical Equipment — 1.4%
Generac Holdings, Inc.*(a)	150,996	7,477,322
Regal Beloit Corp.	62,031	4,751,575

		12,228,897

Electronic Equipment, Instruments & Components — 2.7%
II-VI, Inc.*(a)	47,390	2,224,961
IPG Photonics Corp.*	30,013	6,426,684
OSI Systems, Inc.*	18,201	1,171,780

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Universal Display Corp.(a)	82,458	$14,236,374

		24,059,799

Energy Equipment & Services — 1.2%
Keane Group, Inc.*(a)	63,039	1,198,371
Patterson-UTI Energy, Inc.	100,788	2,319,132
ProPetro Holding Corp.*(a)	333,856	6,730,537

		10,248,040

Equity Real Estate Investment Trusts (REITs) — 1.8%
CareTrust REIT, Inc.(a)	210,480	3,527,645
Education Realty Trust, Inc.	96,000	3,352,320
Monmouth Real Estate Investment Corp.(a)	154,120	2,743,336
QTS Realty Trust, Inc. (Class A Stock)(a)	112,233	6,078,539

		15,701,840

Food Products — 1.3%
B&G Foods, Inc.(a)	147,607	5,188,386
Blue Buffalo Pet Products, Inc.*(a)	117,717	3,859,940
Freshpet, Inc.*(a)	148,480	2,813,696

		11,862,022

Health Care Equipment & Supplies — 2.7%
ABIOMED, Inc.*	33,577	6,292,666
AtriCure, Inc.*(a)	104,248	1,901,484
Insulet Corp.*	30,533	2,106,777
K2M Group Holdings, Inc.*	209,239	3,766,302
Merit Medical Systems, Inc.*	36,250	1,566,000
Novocure Ltd.*(a)	125,504	2,535,181
OraSure Technologies, Inc.*	118,787	2,240,323
Wright Medical Group NV*(a)	173,067	3,842,087

		24,250,820

Health Care Providers & Services — 1.2%
Teladoc, Inc.*(a)	293,630	10,233,005

Health Care Technology — 2.2%
Evolent Health, Inc. (Class A Stock)*(a)	322,797	3,970,403
HMS Holdings Corp.*	247,108	4,188,481
Tabula Rasa HealthCare, Inc.*(a)	205,370	5,760,629
Vocera Communications, Inc.*	172,518	5,213,494

		19,133,007

Hotels, Restaurants & Leisure — 2.6%
Churchill Downs, Inc.	9,409	2,189,474
Chuy’s Holdings, Inc.*(a)	79,867	2,240,269
Dave & Buster’s Entertainment, Inc.*(a)	56,387	3,110,871
Del Taco Restaurants, Inc.*	283,353	3,434,238
Jack in the Box, Inc.	21,429	2,102,399
Planet Fitness, Inc. (Class A Stock)*(a)	154,939	5,365,538
Red Robin Gourmet Burgers, Inc.*(a)	4,336	244,550
Shake Shack, Inc. (Class A Stock)*(a)	102,024	4,407,437

		23,094,776

Household Durables — 2.3%
Century Communities, Inc.*	185,382	5,765,380
Installed Building Products, Inc.*	97,776	7,426,087
Meritage Homes Corp.*	100,735	5,157,632
TopBuild Corp.*	23,689	1,794,205

		20,143,304

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail — 0.8%
Nutrisystem, Inc.(a)	137,316	$7,222,822

Internet Software & Services — 5.7%
Alarm.com Holdings, Inc.*(a)	59,439	2,243,822
Box, Inc. (Class A Stock)*	163,080	3,444,250
Cloudera, Inc.*(a)	164,400	2,715,887
GrubHub, Inc.*(a)	53,290	3,826,222
GTT Communications, Inc.*(a)	176,075	8,266,721
Internap Corp.*(a)	85,638	1,345,373
LogMeIn, Inc.	48,839	5,592,066
Mimecast Ltd.*	180,000	5,160,599
MongoDB, Inc.*(a)	13,700	406,616
MuleSoft, Inc. (Class A Stock)*	259,140	6,027,596
Q2 Holdings, Inc.*	69,850	2,573,973
SendGrid, Inc.*(a)	28,300	678,351
Wix.com Ltd. (Israel)*(a)	134,200	7,723,209

		50,004,685

IT Services — 0.9%
EPAM Systems, Inc.*	77,662	8,343,229

Life Sciences Tools & Services — 0.5%
Charles River Laboratories International, Inc.*	21,833	2,389,622
NeoGenomics, Inc.*(a)	250,859	2,222,611

		4,612,233

Machinery — 4.0%
Colfax Corp.*	71,686	2,840,199
Kennametal, Inc.	298,584	14,454,451
Manitowoc Co., Inc. (The)*	73,470	2,890,320
REV Group, Inc.	326,679	10,626,868
Woodward, Inc.	60,700	4,645,978

		35,457,816

Media — 0.9%
AMC Entertainment Holdings, Inc. (Class A Stock)(a)	159,404	2,407,000
Entercom Communications Corp. (Class A Stock)	153,538	1,658,210
IMAX Corp.*(a)	182,800	4,231,820

		8,297,030

Metals & Mining — 1.3%
Allegheny Technologies, Inc.*(a)	140,690	3,396,257
Carpenter Technology Corp.	101,230	5,161,718
Cleveland-Cliffs, Inc.*(a)	351,657	2,535,447

		11,093,422

Multiline Retail — 1.1%
Ollie’s Bargain Outlet Holdings, Inc.*(a)	185,941	9,901,358

Oil, Gas & Consumable Fuels — 1.3%
Callon Petroleum Co.*(a)	415,170	5,044,315
Extraction Oil & Gas, Inc.*(a)	179,641	2,570,663
Matador Resources Co.*(a)	116,223	3,618,022

		11,233,000

Paper & Forest Products — 0.8%
Boise Cascade Co.(a)	185,450	7,399,455

Pharmaceuticals — 3.8%
Aerie Pharmaceuticals, Inc.*(a)	41,522	2,480,940

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Amphastar Pharmaceuticals, Inc.*	144,261	$2,775,582
Assembly Biosciences, Inc.*	34,540	1,562,935
Catalent, Inc.*	130,660	5,367,513
Cymabay Therapeutics, Inc.*	262,597	2,415,892
Dermira, Inc.*(a)	98,582	2,741,565
Nektar Therapeutics*	49,094	2,931,894
Reata Pharmaceuticals, Inc. (Class A Stock)*(a)	189,729	5,373,126
Supernus Pharmaceuticals, Inc.*	193,905	7,727,115

		33,376,562

Professional Services — 0.9%
On Assignment, Inc.*	41,337	2,656,729
WageWorks, Inc.*	80,298	4,978,476

		7,635,205

Road & Rail — 1.6%
Daseke, Inc.*(a)	190,290	2,719,244
Saia, Inc.*	73,131	5,174,018
Werner Enterprises, Inc.(a)	159,210	6,153,467

		14,046,729

Semiconductors & Semiconductor Equipment — 3.6%
Cavium, Inc.*	80,923	6,783,775
Cirrus Logic, Inc.*	20,490	1,062,611
Inphi Corp.*(a)	59,761	2,187,253
MaxLinear, Inc.*	218,900	5,783,338
Microsemi Corp.*	68,237	3,524,441
MKS Instruments, Inc.	8,970	847,665
Monolithic Power Systems, Inc.	62,820	7,058,455
Semtech Corp.*	136,858	4,680,544

		31,928,082

Software — 8.2%
8x8, Inc.*	581,910	8,204,931
Callidus Software, Inc.*	292,592	8,382,761
Ellie Mae, Inc.*(a)	46,170	4,127,598
ForeScout Technologies, Inc.*(a)	77,600	2,474,664
Guidewire Software, Inc.*(a)	44,752	3,323,284
Imperva, Inc.*	64,184	2,548,105
Model N, Inc.*	152,869	2,407,687
Paycom Software, Inc.*(a)	59,905	4,812,169
Proofpoint, Inc.*(a)	137,149	12,180,203
PROS Holdings, Inc.*	186,296	4,927,529
SailPoint Technologies Holding, Inc.*	64,800	939,600
Upland Software, Inc.*	198,694	4,303,712
Varonis Systems, Inc.*	291,910	14,172,230

		72,804,473

Specialty Retail — 2.1%
Burlington Stores, Inc.*	31,270	3,847,148
Children’s Place, Inc. (The)(a)	39,194	5,696,848
Five Below, Inc.*(a)	103,638	6,873,272
Tilly’s, Inc. (Class A Stock)	145,644	2,149,705

		18,566,973

Technology Hardware, Storage & Peripherals — 0.7%
USA Technologies, Inc.*	588,235	5,735,292

Textiles, Apparel & Luxury Goods — 0.6%
Steven Madden Ltd.*	115,392	5,388,806

COMMON STOCKS (continued)	Shares	Value
Thrifts & Mortgage Finance — 2.9%
BofI Holding, Inc.*	136,009	$4,066,669
Essent Group Ltd.*	126,680	5,500,446
LendingTree, Inc.*(a)	46,753	15,917,059

		25,484,174

Trading Companies & Distributors — 1.6%
Beacon Roofing Supply, Inc.*	79,767	5,085,944
GMS, Inc.*	159,744	6,012,764
H&E Equipment Services, Inc.	81,002	3,292,731

		14,391,439

Water Utilities — 0.3%
Evoqua Water Technologies Corp.*(a)	107,440	2,547,402

TOTAL COMMON STOCKS (cost $658,352,944)		869,932,989

UNAFFILIATED EXCHANGE TRADED FUND — 0.2%
iShares Russell 2000 Growth ETF(a) (cost $1,469,348)	7,900	1,474,930

TOTAL LONG-TERM INVESTMENTS (cost $659,822,292)		871,407,919

SHORT-TERM INVESTMENTS — 37.0%
AFFILIATED MUTUAL FUNDS — 37.0%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	7,964,634	7,964,634
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $318,948,839; includes $318,578,956 of cash collateral for securities on loan)(b)(w)	318,920,942	318,920,942

TOTAL AFFILIATED MUTUAL FUNDS (cost $326,913,473)		326,885,576

UNAFFILIATED FUND — 0.0%
BlackRock Liquidity Funds FedFund Portfolio (cost $537,836)	537,836	537,836

TOTAL SHORT-TERM INVESTMENTS (cost $327,451,309)		327,423,412

TOTAL INVESTMENTS — 135.6% (cost $987,273,601)		1,198,831,331
LIABILITIES IN EXCESS OF OTHER ASSETS — (35.6)%		(314,636,319)

NET ASSETS — 100.0%		$884,195,012

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $307,976,664; cash collateral of $318,578,956 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$19,154,808	$—	$—
Air Freight & Logistics	5,254,854	—	—
Airlines	4,647,850	—	—
Auto Components	5,263,639	—	—
Banks	59,229,124	—	—
Biotechnology	104,456,742	—	—
Building Products	22,049,558	—	—
Capital Markets	4,750,575	—	—
Chemicals	12,587,649	—	—
Commercial Services & Supplies	4,962,821	—	—
Communications Equipment	4,836,663	—	—
Construction & Engineering	21,758,224	—	—
Construction Materials	13,501,212	—	—
Diversified Consumer Services	19,868,935	—	—
Diversified Telecommunication Services	11,184,638	—	—
Electrical Equipment	12,228,897	—	—
Electronic Equipment, Instruments & Components	24,059,799	—	—
Energy Equipment & Services	10,248,040	—	—
Equity Real Estate Investment Trusts (REITs)	15,701,840	—	—
Food Products	11,862,022	—	—
Health Care Equipment & Supplies	24,250,820	—	—
Health Care Providers & Services	10,233,005	—	—
Health Care Technology	19,133,007	—	—
Hotels, Restaurants & Leisure	23,094,776	—	—
Household Durables	20,143,304	—	—
Internet & Direct Marketing Retail	7,222,822	—	—
Internet Software & Services	50,004,685	—	—
IT Services	8,343,229	—	—
Life Sciences Tools & Services	4,612,233	—	—
Machinery	35,457,816	—	—
Media	8,297,030	—	—
Metals & Mining	11,093,422	—	—
Multiline Retail	9,901,358	—	—
Oil, Gas & Consumable Fuels	11,233,000	—	—
Paper & Forest Products	7,399,455	—	—
Pharmaceuticals	33,376,562	—	—
Professional Services	7,635,205	—	—
Road & Rail	14,046,729	—	—
Semiconductors & Semiconductor Equipment	31,928,082	—	—
Software	72,804,473	—	—
Specialty Retail	18,566,973	—	—
Technology Hardware, Storage & Peripherals	5,735,292	—	—
Textiles, Apparel & Luxury Goods	5,388,806	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Thrifts & Mortgage Finance	$25,484,174	$—	$—
Trading Companies & Distributors	14,391,439	—	—
Water Utilities	2,547,402	—	—
Unaffiliated Exchange Traded Fund	1,474,930	—	—
Affiliated Mutual Funds	326,885,576	—	—
Unaffiliated Fund	537,836	—	—

Total	$1,198,831,331	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (36.0% represents investments purchased with collateral from securities on loan)	37.0%
Biotechnology	11.8
Software	8.2
Banks	6.7
Internet Software & Services	5.7
Machinery	4.0
Pharmaceuticals	3.8
Semiconductors & Semiconductor Equipment	3.6
Thrifts & Mortgage Finance	2.9
Health Care Equipment & Supplies	2.7
Electronic Equipment, Instruments & Components	2.7
Hotels, Restaurants & Leisure	2.6
Building Products	2.5
Construction & Engineering	2.5
Household Durables	2.3
Diversified Consumer Services	2.2
Aerospace & Defense	2.2
Health Care Technology	2.2
Specialty Retail	2.1
Equity Real Estate Investment Trusts (REITs)	1.8
Trading Companies & Distributors	1.6
Road & Rail	1.6
Construction Materials	1.5
Chemicals	1.4

Electrical Equipment	1.4%
Food Products	1.3
Oil, Gas & Consumable Fuels	1.3
Diversified Telecommunication Services	1.3
Metals & Mining	1.3
Energy Equipment & Services	1.2
Health Care Providers & Services	1.2
Multiline Retail	1.1
IT Services	0.9
Media	0.9
Professional Services	0.9
Paper & Forest Products	0.8
Internet & Direct Marketing Retail	0.8
Technology Hardware, Storage & Peripherals	0.7
Textiles, Apparel & Luxury Goods	0.6
Auto Components	0.6
Air Freight & Logistics	0.6
Commercial Services & Supplies	0.6
Communications Equipment	0.5
Capital Markets	0.5
Airlines	0.5
Life Sciences Tools & Services	0.5
Water Utilities	0.3
Unaffiliated Exchange Traded Fund	0.2
Unaffiliated Fund	0.0 *

135.6
Liabilities in excess of other assets	(35.6)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$307,976,664	$(307,976,664)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST SMALL-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $307,976,664:
Unaffiliated investments (cost $660,360,128)	$871,945,755
Affiliated investments (cost $326,913,473)	326,885,576
Cash	37,988
Receivable for investments sold	7,756,729
Receivable for fund share sold	596,092
Dividends receivable	250,544
Prepaid expenses	6,912

Total Assets	1,207,479,596

LIABILITIES:
Payable to broker for collateral for securities on loan	318,578,956
Payable for investments purchased.	3,301,406
Payable for fund share repurchased	682,461
Management fees payable	346,247
Accrued expenses and other liabilities	338,548
Distribution fee payable	36,555
Affiliated transfer agent fee payable	365
Deferred trustees’ fees	46

Total Liabilities	323,284,584

NET ASSETS	$884,195,012

Net assets were comprised of:
Paid-in capital	$291,678,545
Retained earnings	592,516,467

Net assets, December 31, 2017	$884,195,012

Net asset value and redemption price per share, $884,195,012 / 19,864,509 outstanding shares of beneficial interest	$44.51

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income	$2,874,353
Income from securities lending, net (including affiliated income of $677,785)	1,106,669
Affiliated dividend income	79,014

4,060,036

EXPENSES
Management fees	5,807,364
Distribution fee	2,011,518
Custodian and accounting fees	121,148
Audit fee	24,884
Trustees’ fees	17,465
Legal fees and expenses	14,064
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	6,955
Shareholders’ reports	5,536
Miscellaneous	24,079

Total expenses	8,033,013
Less: management fee waivers and/or expense reimbursement	(32,184)

Net expenses	8,000,829

NET INVESTMENT INCOME (LOSS)	(3,940,793)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions (including affiliated of $(18,936))	79,270,477
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(44,806))	98,334,974

NET GAIN (LOSS) ON INVESTMENTS	177,605,451

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$173,664,658

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(3,940,793)	$(2,168,984)
Net realized gain (loss) on investment transactions	79,270,477	42,705,306
Net change in unrealized appreciation (depreciation) on investments	98,334,974	34,968,984

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	173,664,658	75,505,306

FUND SHARE TRANSACTIONS:
Fund share sold [2,134,551 and 4,348,996 shares, respectively]	85,978,961	131,435,628
Fund share repurchased [3,316,100 and 6,309,739 shares, respectively]	(131,429,922)	(188,576,982)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(45,450,961)	(57,141,354)

CAPITAL CONTRIBUTIONS	—	244,192

TOTAL INCREASE (DECREASE) IN NET ASSETS	128,213,697	18,608,144
NET ASSETS:
Beginning of year	755,981,315	737,373,171

End of year	$884,195,012	$755,981,315

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 98.9%
COMMON STOCKS — 97.8%	Shares	Value
Aerospace & Defense — 2.2%
BWX Technologies, Inc.	43,260	$2,616,797
HEICO Corp. (Class A Stock)	87,438	6,911,974
Hexcel Corp.	58,041	3,589,836
Teledyne Technologies, Inc.*	29,436	5,332,331

		18,450,938

Air Freight & Logistics — 0.3%
Air Transport Services Group, Inc.*	127,490	2,950,119

Airlines — 0.5%
Azul SA (Brazil), ADR*(a)	193,880	4,620,160

Auto Components — 2.1%
Cooper Tire & Rubber Co.(a)	71,559	2,529,611
LCI Industries	34,730	4,514,900
Tenneco, Inc.	85,324	4,994,867
Visteon Corp.*	46,860	5,864,061

		17,903,439

Banks — 3.0%
FCB Financial Holdings, Inc. (Class A Stock)*	48,255	2,451,354
First Busey Corp.	65,289	1,954,753
First Hawaiian, Inc.	65,083	1,899,122
Great Western Bancorp, Inc.	59,566	2,370,727
IBERIABANK Corp.	45,988	3,564,070
Sterling Bancorp	152,310	3,746,826
Texas Capital Bancshares, Inc.*	43,540	3,870,706
Webster Financial Corp.(a)	32,780	1,840,925
Western Alliance Bancorp*	75,237	4,259,919

		25,958,402

Biotechnology — 10.9%
Abeona Therapeutics, Inc.*(a)	58,235	923,025
Agios Pharmaceuticals, Inc.*(a)	27,563	1,575,777
Amicus Therapeutics, Inc.*(a)	478,835	6,890,435
Arena Pharmaceuticals, Inc.*	55,900	1,898,923
Bluebird Bio, Inc.*(a)	48,849	8,700,007
Blueprint Medicines Corp.*	104,440	7,875,820
Calithera Biosciences, Inc.*	85,892	717,198
Celyad SA (Belgium), ADR*(a)	33,315	1,462,195
Coherus Biosciences, Inc.*(a)	82,484	725,859
Cytokinetics, Inc.*	109,363	891,308
Eagle Pharmaceuticals, Inc.*(a)	36,190	1,933,270
Exact Sciences Corp.*	124,976	6,566,239
Five Prime Therapeutics, Inc.*(a)	169,188	3,708,601
Flexion Therapeutics, Inc.*(a)	49,652	1,243,286
GlycoMimetics, Inc.*(a)	66,986	1,124,695
Ignyta, Inc.*	142,081	3,793,563
Immunomedics, Inc.*	108,070	1,746,411
Insmed, Inc.*	54,540	1,700,557
Ionis Pharmaceuticals, Inc.*(a)	55,113	2,772,184
Iovance Biotherapeutics, Inc.*	212,311	1,698,488
Ironwood Pharmaceuticals, Inc.*(a)	28,700	430,213
Jounce Therapeutics, Inc.*(a)	44,528	567,732
Ligand Pharmaceuticals, Inc.*(a)	22,841	3,127,618
Loxo Oncology, Inc.*(a)	74,560	6,276,461
Madrigal Pharmaceuticals, Inc.*(a)	19,020	1,745,846
Neurocrine Biosciences, Inc.*(a)	38,942	3,021,510

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Otonomy, Inc.*	119,019	$660,555
Portola Pharmaceuticals, Inc.*	75,653	3,682,788
Rigel Pharmaceuticals, Inc.*	214,023	830,409
Sage Therapeutics, Inc.*	51,943	8,555,531
Spark Therapeutics, Inc.*	41,493	2,133,570
Ultragenyx Pharmaceutical, Inc.*(a)	49,643	2,302,442
Vital Therapies, Inc.*(a)	231,321	1,376,360

		92,658,876

Building Products — 2.0%
AAON, Inc.(a)	98,232	3,605,114
American Woodmark Corp.*	27,664	3,603,236
Armstrong World Industries, Inc.*	65,190	3,947,255
JELD-WEN Holding, Inc.*	122,603	4,826,880
Simpson Manufacturing Co., Inc.	20,570	1,180,924

		17,163,409

Capital Markets — 0.9%
Evercore, Inc. (Class A Stock)	81,164	7,304,759

Chemicals — 2.2%
Ashland Global Holdings, Inc.	53,630	3,818,455
Ferro Corp.*	197,570	4,660,676
GCP Applied Technologies, Inc.*	96,230	3,069,737
OMNOVA Solutions, Inc.*	222,965	2,229,650
PolyOne Corp.	117,168	5,096,808

		18,875,326

Commercial Services & Supplies — 1.4%
Advanced Disposal Services, Inc.*	87,231	2,088,310
Brink’s Co. (The)	35,676	2,807,701
Deluxe Corp.(a)	54,966	4,223,587
Viad Corp.	52,449	2,905,675

		12,025,273

Communications Equipment — 0.6%
Ciena Corp.*	103,504	2,166,339
Lumentum Holdings, Inc.*(a)	62,833	3,072,534

		5,238,873

Construction Materials — 0.4%
Summit Materials, Inc. (Class A Stock)*	98,710	3,103,442

Consumer Finance — 0.2%
OneMain Holdings, Inc.*	52,214	1,357,042

Containers & Packaging — 0.4%
Graphic Packaging Holding Co.	246,272	3,804,902

Distributors — 0.3%
Core-Mark Holding Co., Inc.(a)	93,482	2,952,162

Diversified Consumer Services — 0.9%
Grand Canyon Education, Inc.*	63,427	5,678,619
Weight Watchers International, Inc.*(a)	53,010	2,347,283

		8,025,902

Diversified Telecommunication Services — 0.5%
ORBCOMM, Inc.*	158,740	1,615,973
Vonage Holdings Corp.*	247,775	2,519,872

		4,135,845

Electrical Equipment — 0.9%
AZZ, Inc.(a)	60,828	3,108,311

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Electrical Equipment (continued)
Generac Holdings, Inc.*(a)	93,876	$4,648,740

		7,757,051

Electronic Equipment, Instruments & Components — 2.5%
ePlus, Inc.*	54,428	4,092,986
Fabrinet (Thailand)*(a)	86,612	2,485,764
Itron, Inc.*	53,978	3,681,300
Littelfuse, Inc.	21,947	4,341,556
Orbotech Ltd. (Israel)*	51,770	2,600,925
Rogers Corp.*	27,731	4,490,204

		21,692,735

Energy Equipment & Services — 0.3%
ProPetro Holding Corp.*(a)	131,700	2,655,072

Equity Real Estate Investment Trusts (REITs) — 1.2%
CoreSite Realty Corp.(a)	18,440	2,100,316
Corporate Office Properties Trust(a)	69,550	2,030,860
LaSalle Hotel Properties(a)	102,945	2,889,666
Sunstone Hotel Investors, Inc.(a)	206,652	3,415,958

		10,436,800

Food & Staples Retailing — 1.1%
Casey’s General Stores, Inc.(a)	28,881	3,232,939
Performance Food Group Co.*	65,228	2,159,047
PriceSmart, Inc.(a)	45,410	3,909,801

		9,301,787

Food Products — 1.4%
Hostess Brands, Inc.*(a)	216,774	3,210,423
Nomad Foods Ltd. (United Kingdom)*	364,640	6,166,062
Post Holdings, Inc.*	29,000	2,297,670

		11,674,155

Health Care Equipment & Supplies — 5.6%
Anika Therapeutics, Inc.*(a)	68,867	3,712,620
AtriCure, Inc.*(a)	233,696	4,262,615
Atrion Corp.	4,921	3,103,183
Cardiovascular Systems, Inc.*	97,914	2,319,583
Globus Medical, Inc. (Class A Stock)*	112,088	4,606,817
ICU Medical, Inc.*	23,013	4,970,808
Insulet Corp.*	24,580	1,696,020
Integra LifeSciences Holdings Corp.*(a)	98,440	4,711,339
iRhythm Technologies, Inc.*	19,410	1,087,931
Masimo Corp.*	46,860	3,973,728
Natus Medical, Inc.*(a)	112,536	4,298,875
OraSure Technologies, Inc.*	105,108	1,982,337
Orthofix International NV*	64,728	3,540,622
Penumbra, Inc.*(a)	33,540	3,156,114

		47,422,592

Health Care Providers & Services — 1.6%
HealthEquity, Inc.*(a)	60,150	2,806,599
Teladoc, Inc.*(a)	82,850	2,887,323
US Physical Therapy, Inc.	35,502	2,563,244
WellCare Health Plans, Inc.*	24,921	5,011,862

		13,269,028

Health Care Technology — 1.1%
HMS Holdings Corp.*	97,100	1,645,845
Medidata Solutions, Inc.*	50,489	3,199,488

COMMON STOCKS (continued)	Shares	Value
Health Care Technology (continued)
Omnicell, Inc.*	90,008	$4,365,388

		9,210,721

Hotels, Restaurants & Leisure — 4.4%
Dunkin’ Brands Group, Inc.	77,212	4,977,858
Eldorado Resorts, Inc.*(a)	80,430	2,666,255
La Quinta Holdings, Inc.*	126,527	2,335,688
Marriott Vacations Worldwide Corp.(a)	34,499	4,664,610
Papa John’s International, Inc.(a)	50,874	2,854,540
Planet Fitness, Inc. (Class A Stock)*(a)	167,870	5,813,338
Red Rock Resorts, Inc. (Class A Stock)(a)	144,900	4,888,926
Wendy’s Co. (The)(a)	277,420	4,555,236
Wingstop, Inc.(a)	112,023	4,366,657

		37,123,108

Household Durables — 0.7%
TopBuild Corp.*	78,129	5,917,490

Insurance — 0.6%
James River Group Holdings Ltd.	70,504	2,820,865
Primerica, Inc.	24,010	2,438,216

		5,259,081

Internet & Direct Marketing Retail — 0.3%
Wayfair, Inc. (Class A Stock)*(a)	27,693	2,222,917

Internet Software & Services — 6.4%
Blucora, Inc.*	79,300	1,752,530
Cloudera, Inc.*(a)	174,602	2,884,425
Cornerstone OnDemand, Inc.*	52,140	1,842,106
Coupa Software, Inc.*	131,540	4,106,679
Envestnet, Inc.*	68,890	3,434,167
Etsy, Inc.*	108,663	2,222,158
Five9, Inc.*	116,988	2,910,661
GrubHub, Inc.*(a)	67,668	4,858,562
j2 Global, Inc.(a)	44,148	3,312,424
LogMeIn, Inc.	87,556	10,025,163
MINDBODY, Inc. (Class A Stock)*(a)	189,360	5,766,012
Nutanix, Inc. (Class A Stock)*	52,633	1,856,892
Okta, Inc.*(a)	76,952	1,970,741
Q2 Holdings, Inc.*	102,820	3,788,918
Wix.com Ltd. (Israel)*(a)	59,870	3,445,519

		54,176,957

IT Services — 6.3%
Black Knight, Inc.*	132,135	5,833,760
Blackhawk Network Holdings, Inc.*	124,092	4,423,880
CACI International, Inc. (Class A Stock)*	28,413	3,760,461
EPAM Systems, Inc.*	63,229	6,792,691
Euronet Worldwide, Inc.*	74,321	6,263,031
ExlService Holdings, Inc.*	53,644	3,237,415
InterXion Holding NV (Netherlands)*	90,385	5,326,388
MAXIMUS, Inc.	41,338	2,958,974
Science Applications International Corp.	38,810	2,971,682
WEX, Inc.*	54,843	7,745,477
WNS Holdings Ltd. (India), ADR*	112,827	4,527,748

		53,841,507

Life Sciences Tools & Services — 0.4%
INC Research Holdings, Inc. (Class A Stock)*	53,759	2,343,892

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Life Sciences Tools & Services (continued)
NanoString Technologies, Inc.*	115,233	$860,791

		3,204,683

Machinery — 3.8%
Altra Industrial Motion Corp.	174,577	8,798,680
ITT, Inc.	81,907	4,371,377
Kennametal, Inc.	68,330	3,307,855
Milacron Holdings Corp.*	120,881	2,313,662
Proto Labs, Inc.*(a)	34,560	3,559,680
Rexnord Corp.*	122,390	3,184,588
Welbilt, Inc.*(a)	279,883	6,580,049

		32,115,891

Multiline Retail — 0.4%
Ollie’s Bargain Outlet Holdings, Inc.*(a)	58,922	3,137,597

Oil, Gas & Consumable Fuels — 1.0%
Diamondback Energy, Inc.*	29,993	3,786,616
PDC Energy, Inc.*	50,408	2,598,028
WildHorse Resource Development Corp.*(a)	132,400	2,437,484

		8,822,128

Paper & Forest Products — 0.7%
Boise Cascade Co.(a)	77,282	3,083,552
Louisiana-Pacific Corp.*	122,642	3,220,579

		6,304,131

Pharmaceuticals — 2.8%
Aerie Pharmaceuticals, Inc.*(a)	47,968	2,866,088
Aratana Therapeutics, Inc.*(a)	188,820	993,193
Catalent, Inc.*	113,030	4,643,272
Dermira, Inc.*(a)	86,813	2,414,270
GW Pharmaceuticals PLC (United Kingdom), ADR*(a)	27,970	3,692,320
Impax Laboratories, Inc.*(a)	113,233	1,885,329
Intersect ENT, Inc.*	135,865	4,402,026
Kala Pharmaceuticals, Inc.*(a)	67,030	1,239,385
Revance Therapeutics, Inc.*(a)	35,700	1,276,275
Sienna Biopharmaceuticals, Inc.*(a)	40,030	726,545

		24,138,703

Professional Services — 1.5%
Exponent, Inc.	52,974	3,766,451
Huron Consulting Group, Inc.*	52,050	2,105,423
On Assignment, Inc.*	73,635	4,732,521
WageWorks, Inc.*	37,169	2,304,478

		12,908,873

Real Estate Management & Development — 0.7%
HFF, Inc. (Class A Stock)	113,986	5,544,279

Road & Rail — 1.8%
Genesee & Wyoming, Inc. (Class A Stock)*	44,483	3,502,147
Knight-Swift Transportation Holdings, Inc.(a)	136,371	5,962,140
Marten Transport Ltd.	131,118	2,661,695
Saia, Inc.*	49,160	3,478,070

		15,604,052

Semiconductors & Semiconductor Equipment — 5.2%
Advanced Energy Industries, Inc.*	48,130	3,247,812
Axcelis Technologies, Inc.*	88,848	2,549,938
Cohu, Inc.	85,921	1,885,966

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Cypress Semiconductor Corp.(a)	194,250	$2,960,369
Entegris, Inc.	115,544	3,518,315
Integrated Device Technology, Inc.*	139,874	4,158,454
MACOM Technology Solutions Holdings, Inc.*(a)	55,962	1,821,003
MaxLinear, Inc.*(a)	94,899	2,507,232
MKS Instruments, Inc.	85,092	8,041,194
Monolithic Power Systems, Inc.	39,875	4,480,355
Tower Semiconductor Ltd. (Israel)*(a)	186,005	6,339,050
Versum Materials, Inc.	78,810	2,982,959

		44,492,647

Software — 6.8%
Aspen Technology, Inc.*	53,232	3,523,958
Blackbaud, Inc.(a)	28,149	2,659,799
Fair Isaac Corp.	54,860	8,404,551
ForeScout Technologies, Inc.*	4,300	137,127
Guidewire Software, Inc.*(a)	35,617	2,644,918
HubSpot, Inc.*(a)	70,187	6,204,531
Paylocity Holding Corp.*	55,131	2,599,978
Pegasystems, Inc.	43,788	2,064,604
Proofpoint, Inc.*(a)	75,424	6,698,405
PTC, Inc.*	33,207	2,017,989
RingCentral, Inc. (Class A Stock)*	199,806	9,670,610
Take-Two Interactive Software, Inc.*	14,293	1,569,086
Tyler Technologies, Inc.*	13,325	2,359,191
Ultimate Software Group, Inc. (The)*(a)	15,982	3,487,752
Zendesk, Inc.*	102,466	3,467,449

		57,509,948

Specialty Retail — 3.0%
Burlington Stores, Inc.*	51,167	6,295,076
Caleres, Inc.	90,556	3,031,815
Five Below, Inc.*(a)	117,374	7,784,244
Floor & Decor Holdings, Inc. (Class A Stock)*	8,300	404,044
Lithia Motors, Inc. (Class A Stock)	42,068	4,778,504
Michaels Cos., Inc. (The)*(a)	117,798	2,849,534
National Vision Holdings, Inc.*	9,800	397,978

		25,541,195

Textiles, Apparel & Luxury Goods — 2.9%
Carter’s, Inc.	46,808	5,499,472
Oxford Industries, Inc.	49,782	3,743,109
Steven Madden Ltd.*	218,398	10,199,187
Wolverine World Wide, Inc.	162,624	5,184,453

		24,626,221

Thrifts & Mortgage Finance — 1.8%
Essent Group Ltd.*	114,550	4,973,761
LendingTree, Inc.*(a)	9,237	3,144,737
MGIC Investment Corp.*	235,863	3,328,027
NMI Holdings, Inc. (Class A Stock)*	36,654	623,118
Walker & Dunlop, Inc.*	69,060	3,280,350

		15,349,993

Trading Companies & Distributors — 1.6%
Beacon Roofing Supply, Inc.*	80,490	5,132,042
H&E Equipment Services, Inc.	154,030	6,261,320

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors (continued)
SiteOne Landscape Supply, Inc.*(a)	30,076	$2,306,829

		13,700,191

Water Utilities — 0.2%
Evoqua Water Technologies Corp.*(a)	86,200	2,043,802

TOTAL COMMON STOCKS (cost $642,074,901)		833,534,204

UNAFFILIATED EXCHANGE TRADED FUND — 1.1%
iShares Russell 2000 Growth ETF(a) (cost $9,528,890)	51,240	9,566,508

TOTAL LONG-TERM INVESTMENTS (cost $651,603,791)		843,100,712

SHORT-TERM INVESTMENTS — 27.4%
AFFILIATED MUTUAL FUNDS — 26.8%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	5,229,027	5,229,027
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $223,084,033; includes $222,827,293 of cash collateral for securities on loan)(b)(w)	223,065,028	223,065,028

TOTAL AFFILIATED MUTUAL FUNDS (cost $228,313,060)		228,294,055

	Shares	Value
UNAFFILIATED FUND — 0.6%
Morgan Stanley Institutional Liquidity Funds — Government Portfolio (cost $5,203,602)	5,203,602	$5,203,602

TOTAL SHORT-TERM INVESTMENTS (cost $233,516,662)		233,497,657

TOTAL INVESTMENTS — 126.3% (cost $885,120,453)		1,076,598,369
LIABILITIES IN EXCESS OF OTHER ASSETS — (26.3)%		(224,152,532)

NET ASSETS — 100.0%		$852,445,837

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $215,745,063; cash collateral of $222,827,293 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$18,450,938	$—	$—
Air Freight & Logistics	2,950,119	—	—
Airlines	4,620,160	—	—
Auto Components	17,903,439	—	—
Banks	25,958,402	—	—
Biotechnology	92,658,876	—	—
Building Products	17,163,409	—	—
Capital Markets	7,304,759	—	—
Chemicals	18,875,326	—	—
Commercial Services & Supplies	12,025,273	—	—
Communications Equipment	5,238,873	—	—
Construction Materials	3,103,442	—	—
Consumer Finance	1,357,042	—	—
Containers & Packaging	3,804,902	—	—
Distributors	2,952,162	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Diversified Consumer Services	$8,025,902	$—	$—
Diversified Telecommunication Services	4,135,845	—	—
Electrical Equipment	7,757,051	—	—
Electronic Equipment, Instruments & Components	21,692,735	—	—
Energy Equipment & Services	2,655,072	—	—
Equity Real Estate Investment Trusts (REITs)	10,436,800	—	—
Food & Staples Retailing	9,301,787	—	—
Food Products	11,674,155	—	—
Health Care Equipment & Supplies	47,422,592	—	—
Health Care Providers & Services	13,269,028	—	—
Health Care Technology	9,210,721	—	—
Hotels, Restaurants & Leisure	37,123,108	—	—
Household Durables	5,917,490	—	—
Insurance	5,259,081	—	—
Internet & Direct Marketing Retail	2,222,917	—	—
Internet Software & Services	54,176,957	—	—
IT Services	53,841,507	—	—
Life Sciences Tools & Services	3,204,683	—	—
Machinery	32,115,891	—	—
Multiline Retail	3,137,597	—	—
Oil, Gas & Consumable Fuels	8,822,128	—	—
Paper & Forest Products	6,304,131	—	—
Pharmaceuticals	24,138,703	—	—
Professional Services	12,908,873	—	—
Real Estate Management & Development	5,544,279	—	—
Road & Rail	15,604,052	—	—
Semiconductors & Semiconductor Equipment	44,492,647	—	—
Software	57,509,948	—	—
Specialty Retail	25,541,195	—	—
Textiles, Apparel & Luxury Goods	24,626,221	—	—
Thrifts & Mortgage Finance	15,349,993	—	—
Trading Companies & Distributors	13,700,191	—	—
Water Utilities	2,043,802	—	—
Unaffiliated Exchange Traded Fund	9,566,508	—	—
Affiliated Mutual Funds	228,294,055	—	—
Unaffiliated Fund	5,203,602	—	—

Total	$1,076,598,369	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (26.1% represents investments purchased with collateral from securities on loan)	26.8%
Biotechnology	10.9
Software	6.8
Internet Software & Services	6.4
IT Services	6.3
Health Care Equipment & Supplies	5.6
Semiconductors & Semiconductor Equipment	5.2
Hotels, Restaurants & Leisure	4.4
Machinery	3.8
Banks	3.0
Specialty Retail	3.0
Textiles, Apparel & Luxury Goods	2.9
Pharmaceuticals	2.8
Electronic Equipment, Instruments & Components	2.5
Chemicals	2.2
Aerospace & Defense	2.2

Auto Components	2.1%
Building Products	2.0
Road & Rail	1.8
Thrifts & Mortgage Finance	1.8
Trading Companies & Distributors	1.6
Health Care Providers & Services	1.6
Professional Services	1.5
Commercial Services & Supplies	1.4
Food Products	1.4
Equity Real Estate Investment Trusts (REITs)	1.2
Unaffiliated Exchange Traded Fund	1.1
Food & Staples Retailing	1.1
Health Care Technology	1.1
Oil, Gas & Consumable Fuels	1.0
Diversified Consumer Services	0.9
Electrical Equipment	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Capital Markets	0.9%
Paper & Forest Products	0.7
Household Durables	0.7
Real Estate Management & Development	0.7
Insurance	0.6
Communications Equipment	0.6
Unaffiliated Fund	0.6
Airlines	0.5
Diversified Telecommunication Services	0.5
Containers & Packaging	0.4
Life Sciences Tools & Services	0.4
Multiline Retail	0.4

Construction Materials	0.4%
Distributors	0.3
Air Freight & Logistics	0.3
Energy Equipment & Services	0.3
Internet & Direct Marketing Retail	0.3
Water Utilities	0.2
Consumer Finance	0.2

126.3
Liabilities in excess of other assets	(26.3)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$215,745,063	$(215,745,063)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $215,745,063:
Unaffiliated investments (cost $656,807,393)	$848,304,314
Affiliated investments (cost $228,313,060)	228,294,055
Receivable for investments sold	1,386,774
Receivable for fund share sold	581,746
Dividends and interest receivable	371,263
Tax reclaim receivable	48,038
Prepaid expenses	8,199

Total Assets	1,078,994,389

LIABILITIES:
Payable to broker for collateral for securities on loan	222,827,293
Payable for fund share repurchased	1,663,158
Payable for investments purchased	1,385,819
Management fees payable	378,061
Accrued expenses and other liabilities	258,590
Distribution fee payable	35,266
Affiliated transfer agent fee payable	365

Total Liabilities	226,548,552

NET ASSETS	$852,445,837

Net assets were comprised of:
Paid-in capital	$269,126,290
Retained earnings	583,319,547

Net assets, December 31, 2017	$852,445,837

Net asset value and redemption price per share, $852,445,837 / 42,998,783 outstanding shares of beneficial interest	$19.82

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net of $5,837 foreign withholding tax)	$3,626,643
Income from securities lending, net (including affiliated income of $490,662)	847,811
Affiliated dividend income	72,792
Interest income	105

4,547,351

EXPENSES
Management fees	6,033,332
Distribution fee	1,952,934
Custodian and accounting fees	126,428
Audit fee	23,444
Trustees’ fees	17,339
Legal fees and expenses	13,597
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,261
Shareholders’ reports	5,794
Miscellaneous	24,384

Total expenses	8,204,513

NET INVESTMENT INCOME (LOSS)	(3,657,162)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $(10,809))	86,994,444

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(35,068))	107,272,279
Foreign currencies	6,917

107,279,196

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	194,273,640

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$190,616,478

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(3,657,162)	$(1,890,412)
Net realized gain (loss) on investment and foreign currency transactions	86,994,444	(24,642,657)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	107,279,196	74,002,206

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	190,616,478	47,469,137

FUND SHARE TRANSACTIONS:
Fund share sold [3,705,478 and 8,567,451 shares, respectively]	67,453,216	111,951,510
Fund share repurchased [7,206,999 and 13,877,146 shares, respectively]	(127,781,670)	(184,539,900)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(60,328,454)	(72,588,390)

CAPITAL CONTRIBUTIONS	—	473,737

TOTAL INCREASE (DECREASE) IN NET ASSETS	130,288,024	(24,645,516)
NET ASSETS:
Beginning of year	722,157,813	746,803,329

End of year	$852,445,837	$722,157,813

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 98.9%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 1.6%
Engility Holdings, Inc.*	36,800	$1,044,016
Hexcel Corp.	73,599	4,552,098
Moog, Inc. (Class A Stock)*	37,750	3,278,588
Triumph Group, Inc.(a)	77,788	2,115,834
Vectrus, Inc.*	155,700	4,803,345

		15,793,881

Airlines — 0.5%
SkyWest, Inc.	86,000	4,566,600

Auto Components — 1.8%
Cooper-Standard Holdings, Inc.*	46,700	5,720,750
Dana, Inc.	174,500	5,585,745
Horizon Global Corp.*(a)	242,018	3,393,092
Modine Manufacturing Co.*	16,600	335,320
Stoneridge, Inc.*	100,800	2,304,288

		17,339,195

Banks — 18.4%
1st Source Corp.	4,950	244,778
Allegiance Bancshares, Inc.*	13,500	508,275
Banc of California, Inc.(a)	80,531	1,662,965
Bancorp, Inc. (The)*	258,000	2,549,040
Bank of Marin Bancorp	1,500	102,000
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	108,789	3,947,953
BankUnited, Inc.	174,673	7,112,685
Banner Corp.	11,600	639,392
Berkshire Hills Bancorp, Inc.	9,300	340,380
Boston Private Financial Holdings, Inc.	17,600	271,920
Cadence BanCorp*	11,600	314,592
Cathay General Bancorp	22,800	961,476
Central Valley Community Bancorp	10,500	211,890
Chemical Financial Corp.	90,746	4,852,189
Chemung Financial Corp.	2,500	120,250
Community Trust Bancorp, Inc.	17,746	835,837
Customers Bancorp, Inc.*	31,640	822,324
Eagle Bancorp, Inc.*	67,764	3,923,536
East West Bancorp, Inc.	17,983	1,093,906
Enterprise Financial Services Corp.	78,100	3,526,215
Farmers National Banc Corp.	38,100	561,975
Fidelity Southern Corp.	104,575	2,279,735
Financial Institutions, Inc.	61,200	1,903,320
First BanCorp. (Puerto Rico)*	693,300	3,535,830
First Bancorp	24,400	861,564
First Business Financial Services, Inc.	23,200	513,184
First Citizens BancShares, Inc. (Class A Stock)	2,200	886,600
First Commonwealth Financial Corp.	41,100	588,552
First Community Bancshares, Inc.	27,200	781,456
First Financial Bancorp	28,300	745,705
First Financial Corp.	5,900	267,565
First Hawaiian, Inc.	21,400	624,452
First Horizon National Corp.	301,477	6,026,525
First Internet Bancorp	38,100	1,453,515
First Interstate BancSystem, Inc. (Class A Stock)	31,782	1,272,869
First Merchants Corp.	72,200	3,036,732

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
First Midwest Bancorp, Inc.(a)	38,000	$912,380
Flushing Financial Corp.	17,800	489,500
FNB Corp.(a)	543,659	7,513,367
Franklin Financial Network, Inc.*	15,400	525,140
Fulton Financial Corp.	138,000	2,470,200
Great Southern Bancorp, Inc.	25,100	1,296,415
Green Bancorp, Inc.*	98,200	1,993,460
Hancock Holding Co.	201,723	9,985,289
Hanmi Financial Corp.	178,275	5,410,646
Heartland Financial USA, Inc.(a)	34,300	1,840,195
Heritage Commerce Corp.	22,900	350,828
Heritage Financial Corp.	91,400	2,815,120
Hilltop Holdings, Inc.	85,400	2,163,182
HomeTrust Bancshares, Inc.*	13,100	337,325
Hope Bancorp, Inc.	163,365	2,981,411
IBERIABANK Corp.(a)	177,311	13,741,602
Independent Bank Corp.	58,700	1,311,945
Independent Bank Corp.(a)	16,900	1,180,465
MainSource Financial Group, Inc.	27,200	987,632
MB Financial, Inc.	127,866	5,692,595
Midland States Bancorp, Inc.(a)	12,400	402,752
OFG Bancorp (Puerto Rico)(a)	60,800	571,520
Old Line Bancshares, Inc.	4,000	117,760
Pacific Mercantile Bancorp*	20,200	176,750
PacWest Bancorp	20,069	1,011,478
Peoples Bancorp, Inc.	33,200	1,082,984
Pinnacle Financial Partners, Inc.	39,610	2,626,143
Preferred Bank	48,600	2,856,708
Premier Financial Bancorp, Inc.	6,250	125,500
Republic Bancorp, Inc. (Class A Stock)	9,046	343,929
Shore Bancshares, Inc.	9,800	163,660
Sierra Bancorp	14,700	390,432
Simmons First National Corp. (Class A Stock)	7,850	448,235
South State Corp.	4,611	401,849
Sterling Bancorp	474,049	11,661,605
TCF Financial Corp.	245,256	5,027,748
Texas Capital Bancshares, Inc.*	21,500	1,911,350
Towne Bank	8,196	252,027
TriCo Bancshares	91,600	3,467,976
TriState Capital Holdings, Inc.*	10,100	232,300
Triumph Bancorp, Inc.*	21,000	661,500
Trustmark Corp.(a)	13,200	420,552
Umpqua Holdings Corp.	134,600	2,799,680
United Community Banks, Inc.	207,800	5,847,492
Univest Corp. of Pennsylvania	175,113	4,911,920
West Bancorporation, Inc.	10,800	271,620
Wintrust Financial Corp.	104,800	8,632,376

		180,197,725

Biotechnology — 1.7%
Abeona Therapeutics, Inc.*(a)	89,400	1,416,990
Acceleron Pharma, Inc.*	34,200	1,451,448
Acorda Therapeutics, Inc.*(a)	77,900	1,670,955
AMAG Pharmaceuticals, Inc.*(a)	40,200	532,650
Corvus Pharmaceuticals, Inc.*(a)	92,200	955,192
Immune Design Corp.*(a)	347,400	1,354,860
Karyopharm Therapeutics, Inc.*	114,400	1,098,240
Lexicon Pharmaceuticals, Inc.*(a)	38,000	375,440

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Minerva Neurosciences, Inc.*	253,300	$1,532,465
Momenta Pharmaceuticals, Inc.*	122,400	1,707,480
Myriad Genetics, Inc.*(a)	9,500	326,278
Protagonist Therapeutics, Inc.*	70,800	1,472,640
Retrophin, Inc.*(a)	48,600	1,024,002
Rigel Pharmaceuticals, Inc.*(a)	222,200	862,136
Sage Therapeutics, Inc.*	4,600	757,666
Ultragenyx Pharmaceutical, Inc.*	4,600	213,348
Vanda Pharmaceuticals, Inc.*	21,400	325,280

		17,077,070

Building Products — 0.6%
JELD-WEN Holding, Inc.*	7,600	299,212
Masonite International Corp.*	40,756	3,022,057
Universal Forest Products, Inc.	62,700	2,358,774

		5,680,043

Capital Markets — 1.3%
BGC Partners, Inc. (Class A Stock)	106,000	1,601,660
Federated Investors, Inc. (Class B Stock)(a)	49,980	1,803,278
Hercules Capital, Inc.	348,131	4,567,479
Houlihan Lokey, Inc.	13,200	599,676
INTL. FCStone, Inc.*(a)	16,200	688,986
OM Asset Management PLC	56,000	938,000
Piper Jaffray Cos	34,200	2,949,750

		13,148,829

Chemicals — 2.8%
Chemours Co. (The)	31,200	1,561,872
FutureFuel Corp.	44,700	629,823
HB Fuller Co.	65,799	3,544,592
Ingevity Corp.*	38,972	2,746,357
Innophos Holdings, Inc.	4,000	186,920
Olin Corp.	77,242	2,748,270
OMNOVA Solutions, Inc.*	12,700	127,000
Trinseo SA	77,200	5,604,720
Valvoline, Inc.	220,154	5,517,059
WR Grace & Co.	64,802	4,544,564

		27,211,177

Commercial Services & Supplies — 2.8%
ABM Industries, Inc.(a)	65,000	2,451,800
ACCO Brands Corp.*	451,900	5,513,180
CECO Environmental Corp.	194	995
Clean Harbors, Inc.*	67,288	3,647,010
Essendant, Inc.	10,500	97,335
Kimball International, Inc. (Class B Stock)	23,700	442,479
LSC Communications, Inc.	2,779	42,102
Matthews International Corp. (Class A Stock)	53,655	2,832,984
Quad/Graphics, Inc.	169,300	3,826,180
RR Donnelley & Sons Co.	7,511	69,852
Team, Inc.*(a)	309,920	4,617,808
Tetra Tech, Inc.	41,704	2,008,048
VSE Corp.	33,200	1,607,876

		27,157,649

Communications Equipment — 1.1%
ADTRAN, Inc.	29,000	561,150
Comtech Telecommunications Corp.	22,200	491,064

COMMON STOCKS (continued)	Shares	Value
Communications Equipment (continued)
Extreme Networks, Inc.*	339,600	$4,251,792
Oclaro, Inc.*(a)	59,900	403,726
Ribbon Communications, Inc.*	203,500	1,573,055
Viavi Solutions, Inc.*	399,725	3,493,597

		10,774,384

Construction & Engineering — 1.7%
EMCOR Group, Inc.	119,979	9,808,283
HC2 Holdings, Inc.*	272,100	1,618,995
KBR, Inc.	180,500	3,579,315
Tutor Perini Corp.*(a)	64,600	1,637,610

		16,644,203

Consumer Finance — 0.8%
Enova International, Inc.*(a)	50,300	764,560
EZCORP, Inc. (Class A Stock)*(a)	163,100	1,989,820
FirstCash, Inc.	30,040	2,026,198
Green Dot Corp. (Class A Stock)*	20,700	1,247,382
SLM Corp.*	119,648	1,352,022

		7,379,982

Containers & Packaging — 0.6%
Berry Global Group, Inc.*	5,700	334,419
Silgan Holdings, Inc.	101,669	2,988,052
Sonoco Products Co.	53,682	2,852,661

		6,175,132

Distributors — 0.0%
Funko, Inc. (Class A Stock)*	69,500	462,175

Diversified Consumer Services — 0.1%
K12, Inc.*	74,500	1,184,550

Diversified Financial Services — 0.0%
Marlin Business Services Corp.	17,600	394,240

Diversified Telecommunication Services — 0.3%
Cogent Communications Holdings, Inc.(a)	55,937	2,533,946
IDT Corp. (Class B Stock)*(a)	61,900	656,140

		3,190,086

Electric Utilities — 3.0%
El Paso Electric Co.	29,000	1,605,150
Genie Energy Ltd. (Class B Stock)(a)	72,600	316,536
Great Plains Energy, Inc.	76,634	2,470,680
Hawaiian Electric Industries, Inc.	79,467	2,872,732
IDACORP, Inc.	80,400	7,345,343
MGE Energy, Inc.	13,300	839,230
PNM Resources, Inc.	4,400	177,980
Portland General Electric Co.	244,651	11,151,193
Spark Energy, Inc. (Class A Stock)(a)	91,800	1,138,320
Westar Energy, Inc.	23,800	1,256,640

		29,173,804

Electrical Equipment — 1.1%
Generac Holdings, Inc.*	57,202	2,832,643
General Cable Corp.(a)	113,700	3,365,520
Regal Beloit Corp.	62,119	4,758,315

		10,956,478

Electronic Equipment, Instruments & Components — 2.1%
Anixter International, Inc.*	6,000	456,000
Benchmark Electronics, Inc.*	166,300	4,839,330

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Fitbit, Inc. (Class A Stock)*(a)	159,000	$907,890
Insight Enterprises, Inc.*	142,500	5,456,325
Kimball Electronics, Inc.*	69,375	1,266,094
Plexus Corp.*	16,300	989,736
Sanmina Corp.*	76,868	2,536,644
Tech Data Corp.*	30,344	2,972,802
Vishay Precision Group, Inc.*	34,100	857,615

		20,282,436

Energy Equipment & Services — 0.9%
Archrock, Inc.	36,000	378,000
Exterran Corp.*	88,900	2,795,016
Mammoth Energy Services, Inc.*(a)	6,400	125,632
McDermott International, Inc.*(a)	506,300	3,331,454
Select Energy Services, Inc. (Class A Stock)*(a)	113,187	2,064,531

		8,694,633

Equity Real Estate Investment Trusts (REITs) — 7.7%
Agree Realty Corp.	8,400	432,096
American Assets Trust, Inc.	7,100	271,504
Armada Hoffler Properties, Inc.	3,800	59,014
Ashford Hospitality Trust, Inc.	655,500	4,411,515
Bluerock Residential Growth REIT, Inc.(a)	37,200	376,092
Cedar Realty Trust, Inc.	46,600	283,328
Chesapeake Lodging Trust(a)	39,800	1,078,182
Columbia Property Trust, Inc.	212,108	4,867,879
CorEnergy Infrastructure Trust, Inc.(a)	5,700	217,740
CoreSite Realty Corp.(a)	15,300	1,742,670
Corporate Office Properties Trust(a)	158,083	4,616,024
Cousins Properties, Inc.(a)	291,108	2,692,749
DCT Industrial Trust, Inc.	73,000	4,290,940
DiamondRock Hospitality Co.(a)	312,400	3,526,996
EastGroup Properties, Inc.	4,100	362,358
Education Realty Trust, Inc.	107,460	3,752,503
First Industrial Realty Trust, Inc.	96,700	3,043,149
Franklin Street Properties Corp.	10,200	109,548
GEO Group, Inc. (The)	210,350	4,964,260
Getty Realty Corp.	103,600	2,813,776
Highwoods Properties, Inc.	29,400	1,496,754
Hudson Pacific Properties, Inc.	19,500	667,875
InfraREIT, Inc.	91,300	1,696,354
Invitation Homes, Inc.	12,055	284,136
Kite Realty Group Trust	64,600	1,266,160
Lexington Realty Trust	263,561	2,543,364
NexPoint Residential Trust, Inc.	30,987	865,777
Preferred Apartment Communities, Inc. (Class A Stock)(a)	211,600	4,284,900
Ramco-Gershenson Properties Trust(a)	67,200	989,856
Retail Opportunity Investments Corp.(a)	142,500	2,842,875
Rexford Industrial Realty, Inc.	56,400	1,644,624
RLJ Lodging Trust	51,822	1,138,529
Summit Hotel Properties, Inc.	157,800	2,403,294
Sun Communities, Inc.	13,200	1,224,696
Sunstone Hotel Investors, Inc.(a)	189,302	3,129,162
Urstadt Biddle Properties, Inc. (Class A Stock)	30,200	656,548
Xenia Hotels & Resorts, Inc.	211,000	4,555,490

		75,602,717

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing — 0.7%
Performance Food Group Co.*	88,363	$2,924,815
SpartanNash Co.	138,300	3,689,844

		6,614,659

Food Products — 2.6%
B&G Foods, Inc.(a)	74,676	2,624,861
Darling Ingredients, Inc.*	236,985	4,296,538
Dean Foods Co.(a)	97,800	1,130,568
Hain Celestial Group, Inc. (The)*(a)	129,707	5,498,280
Hostess Brands, Inc.*(a)	322,330	4,773,707
Sanderson Farms, Inc.(a)	6,300	874,314
Snyder’s-Lance, Inc.(a)	64,348	3,222,548
TreeHouse Foods, Inc.*(a)	67,444	3,335,780

		25,756,596

Gas Utilities — 1.1%
New Jersey Resources Corp.	82,300	3,308,460
Southwest Gas Holdings, Inc.	50,800	4,088,384
Spire, Inc.	21,500	1,615,725
WGL Holdings, Inc.	15,400	1,321,936

		10,334,505

Health Care Equipment & Supplies — 0.6%
Integer Holdings Corp.*	5,100	231,030
Invacare Corp.(a)	172,700	2,909,995
Lantheus Holdings, Inc.*	116,100	2,374,245

		5,515,270

Health Care Providers & Services — 2.7%
Community Health Systems, Inc.*(a)	190,700	812,382
Cross Country Healthcare, Inc.*	54,100	690,316
Diplomat Pharmacy, Inc.*(a)	152,400	3,058,668
Envision Healthcare Corp.*(a)	158,763	5,486,849
HealthSouth Corp.	119,363	5,897,726
Kindred Healthcare, Inc.	96,200	933,140
Magellan Health, Inc.*	8,000	772,400
Molina Healthcare, Inc.*	9,300	713,124
Owens & Minor, Inc.(a)	82,700	1,561,376
Patterson Cos., Inc.(a)	121,393	4,385,929
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*	31,100	772,835
WellCare Health Plans, Inc.*	6,700	1,347,437

		26,432,182

Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc.*	66,100	961,755

Hotels, Restaurants & Leisure — 0.3%
Buffalo Wild Wings, Inc.*	12,131	1,896,682
Pinnacle Entertainment, Inc.*	23,000	752,790

		2,649,472

Household Durables — 1.0%
Beazer Homes USA, Inc.*	143,900	2,764,319
Hamilton Beach Brands Holding Co. (Class B Stock)	5,300	136,157
Hamilton Beach Brands Holding Co. (Class A Stock)	5,000	128,450
Hooker Furniture Corp.	29,000	1,231,050
KB Home(a)	125,900	4,022,505
Libbey, Inc.	53,000	398,560

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Household Durables (continued)
Lifetime Brands, Inc.	86,400	$1,425,600

		10,106,641

Household Products — 0.6%
Central Garden & Pet Co. (Class A Stock)*	164,700	6,210,837

Independent Power & Renewable Electricity Producers — 0.8%
Atlantic Power Corp.*	141,000	331,350
Dynegy, Inc.*	276,400	3,275,340
NRG Yield, Inc. (Class C Stock)	24,701	466,849
Ormat Technologies, Inc.	55,400	3,543,384

		7,616,923

Insurance — 4.7%
American Equity Investment Life Holding Co.	227,100	6,978,783
Aspen Insurance Holdings Ltd. (Bermuda)	24,900	1,010,939
Atlas Financial Holdings, Inc.*	17,600	361,679
CNO Financial Group, Inc.	264,046	6,519,296
Federated National Holding Co.	33,500	555,095
First American Financial Corp.	47,400	2,656,296
Hanover Insurance Group, Inc. (The)	54,780	5,920,622
Horace Mann Educators Corp.	85,465	3,769,007
Infinity Property & Casualty Corp.	33,458	3,546,548
Kinsale Capital Group, Inc.	26,200	1,179,000
Maiden Holdings Ltd.(a)	12,800	84,479
National General Holdings Corp.	272,373	5,349,406
Selective Insurance Group, Inc.	31,500	1,849,050
Stewart Information Services Corp.	50,000	2,115,000
United Fire Group, Inc.	6,000	273,480
Universal Insurance Holdings, Inc.(a)	14,800	404,780
Validus Holdings Ltd.	77,724	3,646,810

		46,220,270

Internet & Direct Marketing Retail — 0.1%
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	54,849	516,952

Internet Software & Services — 0.2%
Bazaarvoice, Inc.*	91,852	500,593
Limelight Networks, Inc.*	280,000	1,234,800

		1,735,393

IT Services — 2.5%
Blackhawk Network Holdings, Inc.*	106,685	3,803,320
CACI International, Inc. (Class A Stock)*	24,883	3,293,265
CSRA, Inc.	192,941	5,772,795
Sykes Enterprises, Inc.*	80,500	2,531,725
Travelport Worldwide Ltd.	279,000	3,646,530
Unisys Corp.*(a)	161,600	1,317,040
Virtusa Corp.*	82,003	3,614,692

		23,979,367

Leisure Products — 0.3%
Callaway Golf Co.	181,161	2,523,573

Life Sciences Tools & Services — 0.5%
Charles River Laboratories International, Inc.*	46,643	5,105,076

Machinery — 5.2%
Actuant Corp. (Class A Stock)	113,867	2,880,835
Altra Industrial Motion Corp.	60,849	3,066,790

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
EnPro Industries, Inc.	61,844	$5,783,032
FreightCar America, Inc.	15,400	263,032
Global Brass & Copper Holdings, Inc.	165,500	5,478,050
Hurco Cos., Inc.	4,200	177,240
Hyster-Yale Materials Handling, Inc.	13,900	1,183,724
ITT, Inc.	96,216	5,135,048
Kadant, Inc.	41,100	4,126,440
LB Foster Co. (Class A Stock)*	10,900	295,935
Meritor, Inc.*	301,700	7,077,882
Milacron Holdings Corp.*	239,471	4,583,475
Standex International Corp.	49,766	5,068,667
TriMas Corp.*	159,979	4,279,438
Wabash National Corp.(a)	84,100	1,824,970

		51,224,558

Marine — 0.1%
Costamare, Inc. (Monaco)(a)	173,571	1,001,505

Media — 1.2%
Gray Television, Inc.*	49,200	824,100
MDC Partners, Inc. (Class A Stock)*	116,800	1,138,800
Nexstar Media Group, Inc. (Class A Stock)(a)	85,588	6,692,982
Salem Media Group, Inc.	91,300	410,850
Sinclair Broadcast Group, Inc. (Class A Stock)	12,416	469,946
Townsquare Media, Inc. (Class A Stock)*	79,072	607,273
tronc, Inc.*	73,800	1,298,142

		11,442,093

Metals & Mining — 1.3%
AK Steel Holding Corp.*(a)	350,400	1,983,264
Allegheny Technologies, Inc.*(a)	196,412	4,741,386
Cleveland-Cliffs, Inc.*(a)	219,700	1,584,037
Commercial Metals Co.	65,700	1,400,724
Ryerson Holding Corp.*	5,700	59,280
Schnitzer Steel Industries, Inc. (Class A Stock)(a)	13,900	465,650
Warrior Met Coal, Inc.(a)	80,400	2,022,060

		12,256,401

Mortgage Real Estate Investment Trusts (REITs) — 1.5%
AG Mortgage Investment Trust, Inc.	13,100	249,031
Blackstone Mortgage Trust, Inc. (Class A Stock)(a)	213,318	6,864,573
Capstead Mortgage Corp.	294,003	2,543,126
Invesco Mortgage Capital, Inc.	125,200	2,232,316
Redwood Trust, Inc.(a)	203,900	3,021,798

		14,910,844

Multi-Utilities — 0.5%
Black Hills Corp.(a)	47,055	2,828,476
NorthWestern Corp.	29,300	1,749,210
Unitil Corp.	10,900	497,258

		5,074,944

Oil, Gas & Consumable Fuels — 3.6%
Abraxas Petroleum Corp.*	977,000	2,403,420
Arch Coal, Inc. (Class A Stock)(a)	22,900	2,133,364
Callon Petroleum Co.*(a)	264,873	3,218,207
Carrizo Oil & Gas, Inc.*(a)	181,964	3,872,194

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Delek US Holdings, Inc.	140,100	$4,895,094
Denbury Resources, Inc.*(a)	1,187,800	2,625,038
Eclipse Resources Corp.*	267,000	640,800
EP Energy Corp. (Class A Stock)*(a)	149,500	352,820
Green Plains, Inc.(a)	18,700	315,095
Midstates Petroleum Co., Inc.*	36,000	596,880
NACCO Industries, Inc. (Class A Stock)	5,000	188,250
Pacific Ethanol, Inc.*	131,300	597,415
Par Pacific Holdings, Inc.*	28,200	543,696
Peabody Energy Corp.*	11,300	444,881
Renewable Energy Group, Inc.*(a)	128,800	1,519,840
REX American Resources Corp.*(a)	3,300	273,207
SemGroup Corp. (Class A Stock)(a)	69,100	2,086,820
SRC Energy, Inc.*(a)	485,894	4,144,676
W&T Offshore, Inc.*	555,300	1,838,043
World Fuel Services Corp.	81,070	2,281,310

		34,971,050

Paper & Forest Products — 1.0%
Boise Cascade Co.(a)	21,400	853,860
KapStone Paper and Packaging Corp.	20,300	460,607
Louisiana-Pacific Corp.*	88,400	2,321,384
Schweitzer-Mauduit International, Inc.	106,047	4,810,292
Verso Corp. (Class A Stock)*	95,614	1,679,938

		10,126,081

Pharmaceuticals — 0.7%
Amphastar Pharmaceuticals, Inc.*	29,400	565,656
Kala Pharmaceuticals, Inc.*(a)	71,200	1,316,488
Lannett Co., Inc.*(a)	62,300	1,445,360
Prestige Brands Holdings, Inc.*	51,968	2,307,899
Zogenix, Inc.*(a)	36,900	1,477,845

		7,113,248

Professional Services — 2.1%
CRA International, Inc.	4,047	181,913
Huron Consulting Group, Inc.*	97,485	3,943,268
Kelly Services, Inc. (Class A Stock)	87,700	2,391,579
Korn/Ferry International	201,640	8,343,863
RPX Corp.	112,208	1,508,076
TrueBlue, Inc.*	151,400	4,163,500

		20,532,199

Road & Rail — 1.1%
ArcBest Corp.	181,000	6,470,750
Roadrunner Transportation Systems, Inc.*	137,900	1,063,209
YRC Worldwide, Inc.*	231,200	3,324,656

		10,858,615

Semiconductors & Semiconductor Equipment — 1.8%
Alpha & Omega Semiconductor Ltd.*	163,819	2,680,079
Amkor Technology, Inc.*	290,600	2,920,530
First Solar, Inc.*	15,300	1,033,056
MACOM Technology Solutions Holdings, Inc.*(a)	209,449	6,815,470
Photronics, Inc.*	93,900	800,498
Semtech Corp.*	66,544	2,275,805
SMART Global Holdings, Inc.*	27,100	913,270

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Xcerra Corp.*	46,500	$455,235

		17,893,943

Software — 0.8%
Progress Software Corp.	39,100	1,664,487
QAD, Inc. (Class A Stock)	20,000	777,000
Take-Two Interactive Software, Inc.*	38,700	4,248,486
TiVo Corp.	150	2,340
Verint Systems, Inc.*	27,600	1,155,060

		7,847,373

Specialty Retail — 3.8%
American Eagle Outfitters, Inc.	94,700	1,780,360
Caleres, Inc.	47,300	1,583,604
Children’s Place, Inc. (The)(a)	22,100	3,212,235
Citi Trends, Inc.	36,400	963,144
Conn’s, Inc.*(a)	45,800	1,628,190
Express, Inc.*	71,836	729,135
GNC Holdings, Inc. (Class A Stock)(a)	4,600	16,974
Group 1 Automotive, Inc.	21,900	1,554,243
Michaels Cos., Inc. (The)*(a)	112,411	2,719,222
Murphy USA, Inc.*(a)	117,049	9,406,058
Office Depot, Inc.	1,231,200	4,358,448
Pier 1 Imports, Inc.(a)	280,800	1,162,512
Tailored Brands, Inc.(a)	367,285	8,017,832

		37,131,957

Technology Hardware, Storage & Peripherals — 0.3%
Diebold Nixdorf, Inc.(a)	161,083	2,633,707

Textiles, Apparel & Luxury Goods — 0.9%
Deckers Outdoor Corp.*(a)	20,200	1,621,050
Oxford Industries, Inc.	39,250	2,951,208
Perry Ellis International, Inc.*	32,300	808,792
Steven Madden Ltd.*	78,367	3,659,739

		9,040,789

Thrifts & Mortgage Finance — 2.1%
Charter Financial Corp.	33,800	592,852
Dime Community Bancshares, Inc.	61,900	1,296,805
First Defiance Financial Corp.	12,700	660,019
Flagstar Bancorp, Inc.*	36,970	1,383,417
HomeStreet, Inc.*	27,400	793,230
Meta Financial Group, Inc.(a)	27,400	2,538,610
MGIC Investment Corp.*	324,200	4,574,462
Nationstar Mortgage Holdings, Inc.*(a)	66,300	1,226,550
PennyMac Financial Services, Inc. (Class A Stock)*	110,900	2,478,615
Provident Financial Holdings, Inc.	10,200	187,680
Radian Group, Inc.	19,300	397,773
TrustCo Bank Corp. NY	99,300	913,560
United Community Financial Corp.	32,800	299,464
Walker & Dunlop, Inc.*(a)	72,700	3,453,250
WSFS Financial Corp.	4,200	200,970

		20,997,257

Trading Companies & Distributors — 1.1%
Applied Industrial Technologies, Inc.	3,500	238,350
CAI International, Inc.*	33,800	957,216
DXP Enterprises, Inc.*	35,800	1,058,606
MRC Global, Inc.*	234,900	3,974,508

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors (continued)
NOW, Inc.*(a)	253,900	$2,800,517
Titan Machinery, Inc.*	51,500	1,090,255
Veritiv Corp.*	28,200	814,980

		10,934,432

Water Utilities — 0.1%
Artesian Resources Corp. (Class A Stock)	5,200	200,512
Consolidated Water Co., Ltd. (Cayman Islands)(a)	45,000	566,999

		767,511

TOTAL LONG-TERM INVESTMENTS (cost $820,441,129)		968,124,967

SHORT-TERM INVESTMENTS — 19.5%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	11,080,783	11,080,783
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $179,650,135; includes $179,446,720 of cash collateral for securities on loan)(b)(w)	179,634,500	179,634,500

TOTAL SHORT-TERM INVESTMENTS (cost $190,730,918)		190,715,283

Value
TOTAL INVESTMENTS — 118.4% (cost $1,011,172,047)	$1,158,840,250
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (18.4)%	(180,272,847)

NET ASSETS — 100.0%	$978,567,403

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $173,348,737; cash collateral of $179,446,720 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Position:
92	Russell 2000 Mini Index	Mar. 2018	$7,032,940	$7,067,900	$34,960

Cash of $571,000 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$15,793,881	$—	$—
Airlines	4,566,600	—	—
Auto Components	17,339,195	—	—
Banks	180,197,725	—	—
Biotechnology	17,077,070	—	—
Building Products	5,680,043	—	—
Capital Markets	13,148,829	—	—
Chemicals	27,211,177	—	—
Commercial Services & Supplies	27,157,649	—	—
Communications Equipment	10,774,384	—	—
Construction & Engineering	16,644,203	—	—
Consumer Finance	7,379,982	—	—
Containers & Packaging	6,175,132	—	—
Distributors	462,175	—	—
Diversified Consumer Services	1,184,550	—	—
Diversified Financial Services	394,240	—	—
Diversified Telecommunication Services	3,190,086	—	—
Electric Utilities	29,173,804	—	—
Electrical Equipment	10,956,478	—	—
Electronic Equipment, Instruments & Components	20,282,436	—	—
Energy Equipment & Services	8,694,633	—	—
Equity Real Estate Investment Trusts (REITs)	75,602,717	—	—
Food & Staples Retailing	6,614,659	—	—
Food Products	25,756,596	—	—
Gas Utilities	10,334,505	—	—
Health Care Equipment & Supplies	5,515,270	—	—
Health Care Providers & Services	26,432,182	—	—
Health Care Technology	961,755	—	—
Hotels, Restaurants & Leisure	2,649,472	—	—
Household Durables	9,970,484	136,157	—
Household Products	6,210,837	—	—
Independent Power & Renewable Electricity Producers	7,616,923	—	—
Insurance	46,220,270	—	—
Internet & Direct Marketing Retail	516,952	—	—
Internet Software & Services	1,735,393	—	—
IT Services	23,979,367	—	—
Leisure Products	2,523,573	—	—
Life Sciences Tools & Services	5,105,076	—	—
Machinery	51,224,558	—	—
Marine	1,001,505	—	—
Media	11,442,093	—	—
Metals & Mining	12,256,401	—	—
Mortgage Real Estate Investment Trusts (REITs)	14,910,844	—	—
Multi-Utilities	5,074,944	—	—
Oil, Gas & Consumable Fuels	34,971,050	—	—
Paper & Forest Products	10,126,081	—	—
Pharmaceuticals	7,113,248	—	—
Professional Services	20,532,199	—	—
Road & Rail	10,858,615	—	—
Semiconductors & Semiconductor Equipment	17,893,943	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Software	$7,847,373	$—	$—
Specialty Retail	37,131,957	—	—
Technology Hardware, Storage & Peripherals	2,633,707	—	—
Textiles, Apparel & Luxury Goods	9,040,789	—	—
Thrifts & Mortgage Finance	20,997,257	—	—
Trading Companies & Distributors	10,934,432	—	—
Water Utilities	767,511	—	—
Affiliated Mutual Funds	190,715,283	—	—
Other Financial Instruments*
Futures Contracts	34,960	—	—

Total	$1,158,739,053	$136,157	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (18.3% represents investments purchased with collateral from securities on loan)	19.5%
Banks	18.4
Equity Real Estate Investment Trusts (REITs)	7.7
Machinery	5.2
Insurance	4.7
Specialty Retail	3.8
Oil, Gas & Consumable Fuels	3.6
Electric Utilities	3.0
Chemicals	2.8
Commercial Services & Supplies	2.8
Health Care Providers & Services	2.7
Food Products	2.6
IT Services	2.5
Thrifts & Mortgage Finance	2.1
Professional Services	2.1
Electronic Equipment, Instruments & Components	2.1
Semiconductors & Semiconductor Equipment	1.8
Auto Components	1.8
Biotechnology	1.7
Construction & Engineering	1.7
Aerospace & Defense	1.6
Mortgage Real Estate Investment Trusts (REITs)	1.5
Capital Markets	1.3
Metals & Mining	1.3
Media	1.2
Electrical Equipment	1.1
Trading Companies & Distributors	1.1
Road & Rail	1.1
Communications Equipment	1.1
Gas Utilities	1.1
Paper & Forest Products	1.0

Household Durables	1.0%
Textiles, Apparel & Luxury Goods	0.9
Energy Equipment & Services	0.9
Software	0.8
Independent Power & Renewable Electricity Producers	0.8
Consumer Finance	0.8
Pharmaceuticals	0.7
Food & Staples Retailing	0.7
Household Products	0.6
Containers & Packaging	0.6
Building Products	0.6
Health Care Equipment & Supplies	0.6
Life Sciences Tools & Services	0.5
Multi-Utilities	0.5
Airlines	0.5
Diversified Telecommunication Services	0.3
Hotels, Restaurants & Leisure	0.3
Technology Hardware, Storage & Peripherals	0.3
Leisure Products	0.3
Internet Software & Services	0.2
Diversified Consumer Services	0.1
Marine	0.1
Health Care Technology	0.1
Water Utilities	0.1
Internet & Direct Marketing Retail	0.1
Distributors	0.0 *
Diversified Financial Services	0.0 *

118.4
Liabilities in excess of other assets	(18.4)

100.0%

* Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$34,960	*	—	$—

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$1,000,961

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$500,465

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Futures- Long Positions(1)
$10,986,577

(1)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Received(1)	Net Amount
Securities on Loan	$173,348,737	$(173,348,737)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $173,348,737:
Unaffiliated investments (cost $820,441,129)	$968,124,967
Affiliated investments (cost $190,730,918)	190,715,283
Cash	11,761
Deposit with broker for futures	571,000
Receivable for investments sold	6,155,432
Receivable for fund share sold	1,537,472
Dividends receivable	1,501,004
Tax reclaim receivable	7,509
Prepaid expenses	13,007

Total Assets	1,168,637,435

LIABILITIES:
Payable to broker for collateral for securities on loan	179,446,720
Payable for investments purchased	8,895,703
Payable for fund share repurchased	1,027,563
Management fees payable	376,848
Accrued expenses and other liabilities	222,108
Due to broker-variation margin futures	60,260
Distribution fee payable	40,465
Affiliated transfer agent fee payable	365

Total Liabilities	190,070,032

NET ASSETS	$978,567,403

Net assets were comprised of:
Paid-in capital	$200,465,755
Retained earnings	778,101,648

Net assets, December 31, 2017	$978,567,403

Net asset value and redemption price per share, $978,567,403 / 34,164,842 outstanding shares of beneficial interest	$28.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net of $8,853 foreign withholding tax)	$14,599,976
Income from securities lending, net (including affiliated income of $390,879)	951,323
Affiliated dividend income	211,600
Miscellaneous Income	13,980

15,776,879

EXPENSES
Management fees	7,424,291
Distribution fee	2,586,936
Custodian and accounting fees	159,692
Audit fee	25,998
Trustees’ fees	19,193
Legal fees and expenses	14,734
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,809
Shareholders’ reports	6,000
Miscellaneous	28,205

Total expenses	10,272,858

NET INVESTMENT INCOME (LOSS)	5,504,021

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(15,427))	136,237,628
Futures transactions	1,000,961
Foreign currency transactions	53,831

137,292,420

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(21,620))	(74,497,931)
Futures	500,465
Foreign currencies	105

(73,997,361)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	63,295,059

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$68,799,080

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$5,504,021	$4,517,924
Net realized gain (loss) on investment and foreign currency transactions	137,292,420	41,558,893
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(73,997,361)	189,209,518

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	68,799,080	235,286,335

FUND SHARE TRANSACTIONS:
Fund share sold [6,679,320 and 8,552,311 shares, respectively]	183,930,174	190,305,364
Fund share repurchased [12,449,150 and 14,159,648 shares, respectively]	(339,759,942)	(302,153,916)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(155,829,768)	(111,848,552)

CAPITAL CONTRIBUTIONS	—	1,583,495

TOTAL INCREASE (DECREASE) IN NET ASSETS	(87,030,688)	125,021,278
NET ASSETS:
Beginning of year	1,065,598,091	940,576,813

End of year	$978,567,403	$1,065,598,091

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 99.3%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 4.4%
Boeing Co. (The)	389,722	$114,932,915

Airlines — 2.0%
Alaska Air Group, Inc.	205,013	15,070,506
American Airlines Group, Inc.(a)	736,157	38,302,249

		53,372,755

Automobiles — 0.9%
Tesla, Inc.*(a)	70,700	22,012,445

Biotechnology — 5.0%
Alexion Pharmaceuticals, Inc.*	198,436	23,730,961
Alnylam Pharmaceuticals, Inc.*(a)	159,333	20,243,258
Biogen, Inc.*	84,730	26,992,436
Incyte Corp.*	127,351	12,061,413
Vertex Pharmaceuticals, Inc.*	317,845	47,632,252

		130,660,320

Capital Markets — 4.2%
Charles Schwab Corp. (The)	277,092	14,234,216
Intercontinental Exchange, Inc.	488,950	34,500,312
Morgan Stanley	753,472	39,534,676
TD Ameritrade Holding Corp.	424,448	21,702,026

		109,971,230

Commercial Services & Supplies — 1.0%
Waste Connections, Inc. (Canada)	354,650	25,158,871

Equity Real Estate Investment Trusts (REITs) — 1.2%
Crown Castle International Corp.	278,500	30,916,285

Health Care Equipment & Supplies — 6.8%
Becton, Dickinson & Co.	256,365	54,877,492
Danaher Corp.	256,300	23,789,766
Intuitive Surgical, Inc.*	166,001	60,580,405
Stryker Corp.	250,821	38,837,124

		178,084,787

Health Care Providers & Services — 8.2%
Aetna, Inc.	49,706	8,966,465
Anthem, Inc.	150,400	33,841,504
Centene Corp.*	79,574	8,027,425
Cigna Corp.	337,442	68,531,096
Humana, Inc.	72,509	17,987,308
UnitedHealth Group, Inc.	355,900	78,461,714

		215,815,512

Hotels, Restaurants & Leisure — 2.9%
Hilton Worldwide Holdings, Inc.	464,849	37,122,841
Restaurant Brands International, Inc. (Canada)	325,000	19,981,000
Yum! Brands, Inc.	244,500	19,953,645

		77,057,486

Insurance — 0.7%
Willis Towers Watson PLC	126,900	19,122,561

Internet & Direct Marketing Retail — 12.8%
Amazon.com, Inc.*	170,347	199,215,706
Netflix, Inc.*	100,600	19,311,176
Priceline Group, Inc. (The)*	67,000	116,428,580

		334,955,462

COMMON STOCKS (continued)	Shares	Value
Internet Software & Services — 15.9%
Alibaba Group Holding Ltd. (China), ADR*(a)	381,400	$65,764,802
Alphabet, Inc. (Class A Stock)*	114,160	120,256,144
Alphabet, Inc. (Class C Stock)*	64,213	67,192,483
Facebook, Inc. (Class A Stock)*	690,100	121,775,046
Shopify, Inc. (Canada) (Class A Stock)*(a)	89,361	9,025,461
Tencent Holdings Ltd. (China), ADR(a)	634,300	32,932,856

		416,946,792

IT Services — 7.1%
Global Payments, Inc.	241,154	24,173,277
PayPal Holdings, Inc.*	626,000	46,086,120
Visa, Inc. (Class A Stock)(a)	1,020,900	116,403,018

		186,662,415

Machinery — 0.5%
Fortive Corp.	179,450	12,983,208

Multiline Retail — 1.8%
Dollar General Corp.	502,100	46,700,321

Multi-Utilities — 0.6%
Sempra Energy	136,300	14,573,196

Pharmaceuticals — 0.8%
Merck & Co., Inc.	373,000	20,988,710

Semiconductors & Semiconductor Equipment — 1.1%
ASML Holding NV (Netherlands)(a)	62,800	10,915,895
NVIDIA Corp.	5,500	1,064,250
Xilinx, Inc.	260,462	17,560,348

		29,540,493

Software — 13.3%
Electronic Arts, Inc.*	135,200	14,204,112
Intuit, Inc.	242,549	38,269,381
Microsoft Corp.	1,712,100	146,453,034
Red Hat, Inc.*	276,700	33,231,670
salesforce.com, Inc.*	461,500	47,179,145
ServiceNow, Inc.*	196,904	25,674,313
VMware, Inc. (Class A Stock)*(a)	249,201	31,229,869
Workday, Inc. (Class A Stock)*	129,100	13,134,634

		349,376,158

Specialty Retail — 1.5%
Home Depot, Inc. (The)	78,300	14,840,199
Ross Stores, Inc.	313,500	25,158,375

		39,998,574

Technology Hardware, Storage & Peripherals — 3.8%
Apple, Inc.	582,400	98,559,552

Textiles, Apparel & Luxury Goods — 0.3%
NIKE, Inc. (Class B Stock)	136,500	8,538,075

Tobacco — 1.1%
Philip Morris International, Inc.	266,613	28,167,663

Water Utilities — 0.5%
American Water Works Co., Inc.	148,300	13,567,967

Wireless Telecommunication Services — 0.9%
T-Mobile US, Inc.*	376,600	23,917,866

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
TOTAL LONG-TERM INVESTMENTS (cost $1,808,263,348)		$2,602,581,619

SHORT-TERM INVESTMENTS — 10.7%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	20,620,305	20,620,305
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $259,574,183; includes $259,261,404 of cash collateral for securities on loan)(b)(w)	259,553,842	259,553,842

TOTAL SHORT-TERM INVESTMENTS (cost $280,194,488)		280,174,147

Value
TOTAL INVESTMENTS — 110.0% (cost $2,088,457,836)	$2,882,755,766
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.0)%	(261,235,093)

NET ASSETS — 100.0%	$2,621,520,673

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $252,533,843; cash collateral of $259,261,404 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$114,932,915	$—	$—
Airlines	53,372,755	—	—
Automobiles	22,012,445	—	—
Biotechnology	130,660,320	—	—
Capital Markets	109,971,230	—	—
Commercial Services & Supplies	25,158,871	—	—
Equity Real Estate Investment Trusts (REITs)	30,916,285	—	—
Health Care Equipment & Supplies	178,084,787	—	—
Health Care Providers & Services	215,815,512	—	—
Hotels, Restaurants & Leisure	77,057,486	—	—
Insurance	19,122,561	—	—
Internet & Direct Marketing Retail	334,955,462	—	—
Internet Software & Services	416,946,792	—	—
IT Services	186,662,415	—	—
Machinery	12,983,208	—	—
Multiline Retail	46,700,321	—	—
Multi-Utilities	14,573,196	—	—
Pharmaceuticals	20,988,710	—	—
Semiconductors & Semiconductor Equipment	29,540,493	—	—
Software	349,376,158	—	—
Specialty Retail	39,998,574	—	—
Technology Hardware, Storage & Peripherals	98,559,552	—	—
Textiles, Apparel & Luxury Goods	8,538,075	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Tobacco	$28,167,663	$—	$—
Water Utilities	13,567,967	—	—
Wireless Telecommunication Services	23,917,866	—	—
Affiliated Mutual Funds	280,174,147	—	—

Total	$2,882,755,766	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Internet Software & Services	15.9%
Software	13.3
Internet & Direct Marketing Retail	12.8
Affiliated Mutual Funds (9.9% represents investments purchased with collateral from securities on loan)	10.7
Health Care Providers & Services	8.2
IT Services	7.1
Health Care Equipment & Supplies	6.8
Biotechnology	5.0
Aerospace & Defense	4.4
Capital Markets	4.2
Technology Hardware, Storage & Peripherals	3.8
Hotels, Restaurants & Leisure	2.9
Airlines	2.0
Multiline Retail	1.8
Specialty Retail	1.5
Equity Real Estate Investment Trusts (REITs)	1.2

Semiconductors & Semiconductor Equipment	1.1%
Tobacco	1.1
Commercial Services & Supplies	1.0
Wireless Telecommunication Services	0.9
Automobiles	0.9
Pharmaceuticals	0.8
Insurance	0.7
Multi-Utilities	0.6
Water Utilities	0.5
Machinery	0.5
Textiles, Apparel & Luxury Goods	0.3

110.0
Liabilities in excess of other assets	(10.0)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$252,533,843	$(252,533,843)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $252,533,843:
Unaffiliated investments (cost $1,808,263,348)	$2,602,581,619
Affiliated investments (cost $280,194,488)	280,174,147
Receivable for investments sold	3,619,732
Receivable for fund share sold	1,700,089
Dividends and interest receivable	878,733
Tax reclaim receivable	30,714
Receivable from affiliate	97
Prepaid expenses	17,521

Total Assets	2,889,002,652

LIABILITIES:
Payable to broker for collateral for securities on loan	259,261,404
Payable for fund share repurchased	6,357,046
Management fees payable	752,772
Payable for investments purchased	684,898
Accrued expenses and other liabilities	316,839
Distribution fee payable	108,604
Affiliated transfer agent fee payable	365
Deferred trustees’ fees	51

Total Liabilities	267,481,979

NET ASSETS	$2,621,520,673

Net assets were comprised of:
Paid-in capital	$801,026,799
Retained earnings	1,820,493,874

Net assets, December 31, 2017	$2,621,520,673

Net asset value and redemption price per share, $2,621,520,673 / 75,662,761 outstanding shares of beneficial interest	$34.65

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $83,744, of which $10,723 is reimbursable by an affiliate)	$17,635,021
Income from securities lending, net (including affiliated income of $447,237)	931,335
Affiliated dividend income	443,336
Interest income	78

19,009,770

EXPENSES
Management fees	15,383,043
Distribution fee	5,642,929
Custodian and accounting fees	166,804
Trustees’ fees	31,747
Audit fee	24,200
Legal fees and expenses	17,644
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	6,956
Shareholders’ reports	3,686
Miscellaneous	42,666

Total expenses	21,319,675
Less: management fee waivers and/or expense reimbursement	(602,277)

Net expenses	20,717,398

NET INVESTMENT INCOME (LOSS)	(1,707,628)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $(29,940))	216,528,084

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(15,711))	481,632,760
Foreign currencies	1,032

481,633,792

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	698,161,876

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$696,454,248

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(1,707,628)	$(1,030,926)
Net realized gain (loss) on investment transactions	216,528,084	116,548,662
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	481,633,792	(103,849,526)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	696,454,248	11,668,210

FUND SHARE TRANSACTIONS:
Fund share sold [19,377,607 and 13,320,970 shares, respectively]	570,624,457	302,089,210
Fund share repurchased [9,927,365 and 27,991,414 shares, respectively]	(309,327,170)	(630,080,908)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	261,297,287	(327,991,698)

CAPITAL CONTRIBUTIONS	—	1,230,526

TOTAL INCREASE (DECREASE) IN NET ASSETS	957,751,535	(315,092,962)
NET ASSETS:
Beginning of year	1,663,769,138	1,978,862,100

End of year	$2,621,520,673	$1,663,769,138

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS — 97.0%	Shares	Value
Aerospace & Defense — 3.2%
Boeing Co. (The)	62,830	$18,529,195
Raytheon Co.	41,862	7,863,777
United Technologies Corp.	108,335	13,820,296

		40,213,268

Air Freight & Logistics — 0.9%
United Parcel Service, Inc. (Class B Stock)	91,300	10,878,395

Airlines — 1.4%
Southwest Airlines Co.	263,900	17,272,255

Auto Components — 1.1%
Magna International, Inc. (Canada)	256,400	14,530,188

Automobiles — 0.2%
General Motors Co.	62,153	2,547,651

Banks — 13.5%
Citigroup, Inc.	383,785	28,557,442
Fifth Third Bancorp	854,105	25,913,546
JPMorgan Chase & Co.	535,976	57,317,273
U.S. Bancorp	357,834	19,172,746
Wells Fargo & Co.	669,965	40,646,777

		171,607,784

Beverages — 1.2%
PepsiCo, Inc.	128,045	15,355,156

Biotechnology — 0.9%
Gilead Sciences, Inc.	156,722	11,227,564

Building Products — 1.4%
Johnson Controls International PLC	454,031	17,303,121

Capital Markets — 4.9%
Ameriprise Financial, Inc.	55,357	9,381,351
Bank of New York Mellon Corp. (The)	365,638	19,693,263
Invesco Ltd.	128,669	4,701,565
Morgan Stanley	545,346	28,614,305

		62,390,484

Chemicals — 2.4%
CF Industries Holdings, Inc.	287,800	12,243,012
DowDuPont, Inc.	258,571	18,415,427

		30,658,439

Commercial Services & Supplies — 0.6%
Stericycle, Inc.*	110,114	7,486,651

Communications Equipment — 2.0%
Cisco Systems, Inc.	663,385	25,407,646

Construction Materials — 0.7%
Vulcan Materials Co.	72,921	9,360,869

Consumer Finance — 0.6%
American Express Co.	71,264	7,077,228

Containers & Packaging — 1.2%
International Paper Co.	257,947	14,945,449

Diversified Telecommunication Services — 1.8%
Verizon Communications, Inc.	431,438	22,836,013

Electric Utilities — 4.6%
Exelon Corp.	324,616	12,793,117
PG&E Corp.	333,016	14,929,107
Southern Co. (The)	404,900	19,471,641

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
Westar Energy, Inc.	207,700	$10,966,560

		58,160,425

Electronic Equipment, Instruments & Components — 1.1%
TE Connectivity Ltd.	142,152	13,510,126

Equity Real Estate Investment Trusts (REITs) — 0.9%
Weyerhaeuser Co.	313,865	11,066,880

Food & Staples Retailing — 2.3%
CVS Health Corp.	112,900	8,185,250
Wal-Mart Stores, Inc.	208,140	20,553,825

		28,739,075

Food Products — 3.4%
Bunge Ltd.	196,838	13,203,893
Tyson Foods, Inc. (Class A Stock)	375,952	30,478,429

		43,682,322

Health Care Equipment & Supplies — 3.3%
Becton, Dickinson & Co.	41,941	8,977,890
Hologic, Inc.*	258,553	11,053,141
Medtronic PLC	276,087	22,294,025

		42,325,056

Health Care Providers & Services — 1.9%
Aetna, Inc.	136,839	24,684,387

Hotels, Restaurants & Leisure — 1.2%
Carnival Corp.	119,566	7,935,595
Las Vegas Sands Corp.	110,964	7,710,888

		15,646,483

Household Products — 1.0%
Kimberly-Clark Corp.	108,400	13,079,544

Industrial Conglomerates — 0.4%
General Electric Co.	327,974	5,723,146

Insurance — 6.9%
American International Group, Inc.	188,261	11,216,590
Brighthouse Financial, Inc.*	127,180	7,457,835
Chubb Ltd.	96,727	14,134,717
Loews Corp.	296,473	14,832,544
Marsh & McLennan Cos., Inc.	175,866	14,313,734
MetLife, Inc.	334,988	16,936,993
XL Group Ltd. (Bermuda)	269,530	9,476,675

		88,369,088

Leisure Products — 0.5%
Mattel, Inc.(a)	399,081	6,137,866

Life Sciences Tools & Services — 0.5%
Thermo Fisher Scientific, Inc.	30,530	5,797,036

Machinery — 1.1%
Illinois Tool Works, Inc.	85,629	14,287,199

Media — 3.7%
Comcast Corp. (Class A Stock)	394,868	15,814,463
News Corp. (Class A Stock)	529,849	8,588,852
Twenty-First Century Fox, Inc. (Class B Stock)	653,167	22,286,058

		46,689,373

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Multiline Retail — 0.6%
Kohl’s Corp.(a)	134,644	$7,301,744

Oil, Gas & Consumable Fuels — 9.0%
Apache Corp.(a)	156,152	6,592,737
Canadian Natural Resources Ltd. (Canada)	247,787	8,850,952
EQT Corp.	109,575	6,237,009
Exxon Mobil Corp.	293,088	24,513,880
Hess Corp.	245,645	11,660,768
Occidental Petroleum Corp.	227,042	16,723,914
TOTAL SA (France), ADR(a)	528,164	29,196,906
TransCanada Corp. (Canada)	226,069	10,995,996

		114,772,162

Pharmaceuticals — 6.7%
Johnson & Johnson	177,813	24,844,032
Merck & Co., Inc.	414,682	23,334,156
Perrigo Co. PLC	134,700	11,740,452
Pfizer, Inc.	685,378	24,824,391

		84,743,031

Road & Rail — 0.6%
Canadian Pacific Railway Ltd. (Canada)	44,356	8,106,503

Semiconductors & Semiconductor Equipment — 3.3%
Applied Materials, Inc.	169,233	8,651,192
QUALCOMM, Inc.	336,156	21,520,707
Texas Instruments, Inc.	114,109	11,917,545

		42,089,444

Software — 3.3%
Microsoft Corp.	497,682	42,571,718

Specialty Retail — 0.4%
Lowe’s Cos., Inc.	60,346	5,608,557

Technology Hardware, Storage & Peripherals — 0.6%
Apple, Inc.	47,727	8,076,840

Tobacco — 1.7%
Philip Morris International, Inc.	202,215	21,364,015

TOTAL COMMON STOCKS (cost $1,086,866,462)		1,233,630,181

PREFERRED STOCKS — 1.0%
Electric Utilities — 0.8%
NextEra Energy, Inc., CVT, 6.123%(a)	182,417	10,251,835

PREFERRED STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies — 0.2%
Becton, Dickinson & Co., CVT, 6.125%	42,676	$2,470,940

TOTAL PREFERRED STOCKS (cost $11,419,939)		12,722,775

TOTAL LONG-TERM INVESTMENTS (cost $1,098,286,401)		1,246,352,956

SHORT-TERM INVESTMENTS — 4.7%
AFFILIATED MUTUAL FUND — 3.0%
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $38,229,402; includes $38,183,366 of cash collateral for securities on loan)(b)(w)	38,228,101	38,228,101

UNAFFILIATED FUND — 1.7%
JPMorgan U.S. Government Money Market Fund (cost $21,767,132)	21,767,132	21,767,132

TOTAL SHORT-TERM INVESTMENTS (cost $59,996,534)		59,995,233

TOTAL INVESTMENTS — 102.7% (cost $1,158,282,935)		1,306,348,189
LIABILITIES IN EXCESS OF ASSETS — (2.7)%		(34,301,910)

NET ASSETS — 100.0%		$1,272,046,279

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $37,145,418; cash collateral of $38,183,366 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$40,213,268	$—	$—
Air Freight & Logistics	10,878,395	—	—
Airlines	17,272,255	—	—
Auto Components	14,530,188	—	—
Automobiles	2,547,651	—	—
Banks	171,607,784	—	—
Beverages	15,355,156	—	—
Biotechnology	11,227,564	—	—
Building Products	17,303,121	—	—
Capital Markets	62,390,484	—	—
Chemicals	30,658,439	—	—
Commercial Services & Supplies	7,486,651	—	—
Communications Equipment	25,407,646	—	—
Construction Materials	9,360,869	—	—
Consumer Finance	7,077,228	—	—
Containers & Packaging	14,945,449	—	—
Diversified Telecommunication Services	22,836,013	—	—
Electric Utilities	58,160,425	—	—
Electronic Equipment, Instruments & Components	13,510,126	—	—
Equity Real Estate Investment Trusts (REITs)	11,066,880	—	—
Food & Staples Retailing	28,739,075	—	—
Food Products	43,682,322	—	—
Health Care Equipment & Supplies	42,325,056	—	—
Health Care Providers & Services	24,684,387	—	—
Hotels, Restaurants & Leisure	15,646,483	—	—
Household Products	13,079,544	—	—
Industrial Conglomerates	5,723,146	—	—
Insurance	88,369,088	—	—
Leisure Products	6,137,866	—	—
Life Sciences Tools & Services	5,797,036	—	—
Machinery	14,287,199	—	—
Media	46,689,373	—	—
Multiline Retail	7,301,744	—	—
Oil, Gas & Consumable Fuels	114,772,162	—	—
Pharmaceuticals	84,743,031	—	—
Road & Rail	8,106,503	—	—
Semiconductors & Semiconductor Equipment	42,089,444	—	—
Software	42,571,718	—	—
Specialty Retail	5,608,557	—	—
Technology Hardware, Storage & Peripherals	8,076,840	—	—
Tobacco	21,364,015	—	—
Preferred Stocks
Electric Utilities	10,251,835	—	—
Health Care Equipment & Supplies	2,470,940	—	—
Affiliated Mutual Fund	38,228,101	—	—
Unaffiliated Fund	21,767,132	—	—

Total	$1,306,348,189	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Banks	13.5%
Oil, Gas & Consumable Fuels	9.0
Insurance	6.9
Pharmaceuticals	6.7
Electric Utilities	5.4
Capital Markets	4.9
Media	3.7
Health Care Equipment & Supplies	3.5
Food Products	3.4
Software	3.3
Semiconductors & Semiconductor Equipment	3.3
Aerospace & Defense	3.2
Affiliated Mutual Fund (3.0% represents investments purchased with collateral from securities on loan)	3.0
Chemicals	2.4
Food & Staples Retailing	2.3
Communications Equipment	2.0
Health Care Providers & Services	1.9
Diversified Telecommunication Services	1.8
Unaffiliated Fund	1.7
Tobacco	1.7

Building Products	1.4%
Airlines	1.4
Hotels, Restaurants & Leisure	1.2
Beverages	1.2
Containers & Packaging	1.2
Auto Components	1.1
Machinery	1.1
Electronic Equipment, Instruments & Components	1.1
Household Products	1.0
Biotechnology	0.9
Equity Real Estate Investment Trusts (REITs)	0.9
Air Freight & Logistics	0.9
Construction Materials	0.7
Road & Rail	0.6
Technology Hardware, Storage & Peripherals	0.6
Commercial Services & Supplies	0.6
Multiline Retail	0.6
Consumer Finance	0.6
Leisure Products	0.5
Life Sciences Tools & Services	0.5
Industrial Conglomerates	0.4
Specialty Retail	0.4
Automobiles	0.2

102.7
Liabilities in excess of other assets	(2.7)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$37,145,418	$(37,145,418)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST T. ROWE PRICE LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $37,145,418:
Unaffiliated investments (cost $1,120,053,533)	$1,268,120,088
Affiliated investments (cost $38,229,402)	38,228,101
Receivable for fund share sold	2,765,613
Dividends receivable	2,254,350
Receivable for investments sold	1,245,085
Tax reclaim receivable	109,774
Prepaid expenses	9,075

Total Assets	1,312,732,086

LIABILITIES:
Payable to broker for collateral for securities on loan	38,183,366
Payable for fund share repurchased	2,027,418
Management fees payable	335,481
Accrued expenses and other liabilities	71,386
Distribution fee payable	52,432
Payable for investments purchased	15,359
Affiliated transfer agent fee payable	365

Total Liabilities	40,685,807

NET ASSETS	$1,272,046,279

Net assets were comprised of:
Paid-in capital	$688,572,510
Retained earnings	583,473,769

Net assets, December 31, 2017	$1,272,046,279

Net asset value and redemption price per share, $1,272,046,279 / 84,023,431 outstanding shares of beneficial interest	$15.14

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net of $371,761 foreign withholding tax)	$27,069,636
Income from securities lending, net (including affiliated income of $129,567)	200,536

27,270,172

EXPENSES
Management fees	7,316,605
Distribution fee	2,743,910
Custodian and accounting fees	117,419
Audit fee	22,834
Trustees’ fees	20,916
Legal fees and expenses	14,544
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,257
Shareholders’ reports	3,755
Miscellaneous	23,228

Total expenses	10,270,468
Less: management fee waivers and/or expense reimbursement	(1,132,960)

Net expenses	9,137,508

NET INVESTMENT INCOME (LOSS)	18,132,664

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $(15,363))	50,872,172

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,301))	103,343,094
Foreign currencies	1,489

103,344,583

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	154,216,755

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$172,349,419

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$18,132,664	$8,727,723
Net realized gain (loss) on investment and foreign currency transactions	50,872,172	26,427,095
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	103,344,583	2,636,450

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	172,349,419	37,791,268

FUND SHARE TRANSACTIONS:
Fund share sold [30,988,022 and 45,502,658 shares, respectively]	427,901,576	555,693,160
Fund share repurchased [13,232,178 and 37,132,560 shares, respectively]	(188,866,352)	(441,960,435)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	239,035,224	113,732,725

CAPITAL CONTRIBUTIONS	—	629,233

TOTAL INCREASE (DECREASE) IN NET ASSETS	411,384,643	152,153,226
NET ASSETS:
Beginning of year	860,661,636	708,508,410

End of year	$1,272,046,279	$860,661,636

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 99.4%
COMMON STOCKS — 97.7%	Shares	Value
Agricultural & Farm Machinery — 0.5%
AGCO Corp.	41,100	$2,935,773

Aluminum — 0.8%
Alumina Ltd. (Australia)	1,190,490	2,243,556
Kaiser Aluminum Corp.	17,600	1,880,560

		4,124,116

Biotechnology — 0.1%
Calyxt, Inc.*(a)	21,600	475,848

Commodity Chemicals — 1.3%
Orion Engineered Carbons SA
(Luxembourg)	56,079	1,435,622
Valvoline, Inc.	161,693	4,052,027
W-Scope Corp. (Japan)(a)	82,500	1,704,767

		7,192,416

Construction & Engineering — 0.7%
Jacobs Engineering Group, Inc.	32,000	2,110,720
Valmont Industries, Inc.	12,000	1,990,200

		4,100,920

Construction Materials — 2.4%
Martin Marietta Materials, Inc.	13,100	2,895,624
Vulcan Materials Co.	79,625	10,221,461

		13,117,085

Copper — 2.9%
Antofagasta PLC (Chile)	277,698	3,747,829
First Quantum Minerals Ltd. (Zambia)	288,300	4,038,952
Lundin Mining Corp. (Canada)	482,656	3,210,027
Southern Copper Corp. (Peru)(a)	104,400	4,953,780

		15,950,588

Diversified Chemicals — 2.9%
BASF SE (Germany)	47,738	5,233,571
DowDuPont, Inc.	112,290	7,997,294
Incitec Pivot Ltd. (Australia)	914,508	2,771,016

		16,001,881

Diversified Financial Services — 0.2%
Sentinel Energy Services, Inc., UTS*	133,800	1,333,986

Diversified Metals & Mining — 3.5%
BHP Billiton Ltd. (Australia)	160,957	3,697,329
Boliden AB (Sweden)	164,896	5,639,069
Independence Group NL (Australia)(a)	1,229,742	4,537,661
Rio Tinto PLC (United Kingdom)	44,443	2,331,368
Sumitomo Metal Mining Co. Ltd. (Japan)	57,100	2,612,341

		18,817,768

Electric Utilities — 3.0%
American Electric Power Co., Inc.	66,700	4,907,119
Eversource Energy	71,100	4,492,098
NextEra Energy, Inc.	1,700	265,523
Red Electrica Corp. SA (Spain)	196,132	4,402,610
Westar Energy, Inc.	39,947	2,109,202

		16,176,552

Electrical Components & Equipment — 1.5%
ABB Ltd. (Switzerland)	106,545	2,853,738

COMMON STOCKS (continued)	Shares	Value
Electrical Components & Equipment (continued)
Hubbell, Inc.	8,900	$1,204,526
Legrand SA (France)	44,236	3,400,806
SGL Carbon SE (Germany)*(a)	58,332	794,304

		8,253,374

Fertilizers & Agricultural Chemicals — 2.6%
Agrium, Inc. (Canada)	37,300	4,289,500
CF Industries Holdings, Inc.	139,321	5,926,715
Yara International ASA (Norway)	85,795	3,939,222

		14,155,437

Gas Utilities — 2.3%
Atmos Energy Corp.	107,732	9,253,101
Italgas SpA (Italy)	543,240	3,314,719

		12,567,820

Gold — 2.5%
Centamin PLC (United Kingdom)	814,370	1,734,558
Evolution Mining Ltd. (Australia)	966,563	2,001,562
Franco-Nevada Corp. (Canada)	26,200	2,093,916
New Gold, Inc. (Canada)*	462,600	1,521,954
Osisko Gold Royalties Ltd. (Canada)	141,500	1,634,511
Randgold Resources Ltd. (United Kingdom)	45,188	4,486,935

		13,473,436

Heavy Electrical Equipment — 0.4%
Siemens Gamesa Renewable Energy SA (Spain)	79,531	1,089,055
Vestas Wind Systems A/S (Denmark)	15,716	1,085,981

		2,175,036

Independent Power Producers & Energy Traders — 0.2%
TPG Pace Energy Holdings Corp., UTS*	124,720	1,270,897

Industrial Conglomerates — 0.5%
Carlisle Cos., Inc.	23,200	2,636,680

Industrial Gases — 4.2%
Air Products & Chemicals, Inc.	89,947	14,758,504
Praxair, Inc.	50,800	7,857,744

		22,616,248

Industrial Machinery — 2.5%
ANDRITZ AG (Austria)	40,197	2,268,179
Krones AG (Germany)(a)	20,649	2,826,213
Mueller Water Products, Inc. (Class A Stock)	135,200	1,694,056
Pentair PLC (United Kingdom)	60,800	4,293,696
Sandvik AB (Sweden)	146,520	2,564,788

		13,646,932

Integrated Oil & Gas — 15.1%
BP PLC (United Kingdom)	1,650,707	11,580,158
Chevron Corp.	42,000	5,257,980
Exxon Mobil Corp.	190,507	15,934,005
Galp Energia SGPS SA (Portugal)	314,056	5,770,057
Occidental Petroleum Corp.	208,738	15,375,641
Suncor Energy, Inc. (Canada)	125,000	4,590,000
TOTAL SA (France)(a)	425,040	23,462,113

		81,969,954

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Metal & Glass Containers —1.6%
Ball Corp.(a)	166,800	$6,313,380
Vidrala SA (Spain)	26,265	2,662,130

		8,975,510

Multi-Utilities — 1.7%
DTE Energy Co.	7,200	788,112
NiSource, Inc.	228,304	5,860,564
Sempra Energy	23,140	2,474,129

		9,122,805

Oil & Gas Equipment & Services — 4.5%
Baker Hughes a GE Co.	170,400	5,391,456
Dril-Quip, Inc.*(a)	34,000	1,621,800
Frank’s International NV(a)	133,200	885,780
Halliburton Co.	60,200	2,941,974
Helix Energy Solutions Group, Inc.*	237,616	1,791,625
Oceaneering International, Inc.(a)	90,500	1,913,170
Schlumberger Ltd.	40,169	2,706,989
Subsea 7 SA (United Kingdom)	93,960	1,407,715
Tenaris SA (Luxembourg)	256,391	4,069,422
US Silica Holdings, Inc.(a)	55,700	1,813,592

		24,543,523

Oil & Gas Exploration & Production — 19.4%
Advantage Oil & Gas Ltd. (Canada)*	349,376	1,500,899
ARC Resources Ltd. (Canada)	317,500	3,725,636
Cairn Energy PLC (United Kingdom)*	780,526	2,249,185
Canadian Natural Resources Ltd. (Canada)	91,400	3,264,808
Centennial Resource Development, Inc. (Class A Stock)*(a)	253,120	5,011,776
Cimarex Energy Co.	25,363	3,094,540
Concho Resources, Inc.*	95,970	14,416,613
Continental Resources, Inc.*	86,700	4,592,499
Crew Energy, Inc. (Canada)*	318,490	798,125
Devon Energy Corp.	69,381	2,872,373
Diamondback Energy, Inc.*	71,877	9,074,471
Encana Corp. (Canada)	331,600	4,420,228
EOG Resources, Inc.	146,220	15,778,600
Jagged Peak Energy, Inc.*(a)	166,800	2,632,104
Kelt Exploration Ltd. (Canada)*	386,000	2,207,908
Kosmos Energy Ltd. (Ghana)*(a)	567,027	3,884,135
Lundin Petroleum AB (Sweden)*	112,585	2,577,206
Matador Resources Co.*(a)	84,200	2,621,146
Noble Energy, Inc.	101,800	2,966,452
Pioneer Natural Resources Co.	26,708	4,616,478
RSP Permian, Inc.*	125,700	5,113,476
Seven Generations Energy Ltd. (Canada)
(Class A Stock)*	318,955	4,511,551
Woodside Petroleum Ltd. (Australia)	130,745	3,363,808

		105,294,017

Oil & Gas Refining & Marketing — 4.0%
Andeavor	94,342	10,787,064
Delek US Holdings, Inc.	56,900	1,988,086
HollyFrontier Corp.	84,300	4,317,846
Marathon Petroleum Corp.	66,656	4,397,963

		21,490,959

Oil & Gas Storage & Transportation — 3.9%
Gibson Energy, Inc. (Canada)	67,017	969,267

COMMON STOCKS (continued)	Shares	Value
Oil & Gas Storage & Transportation (continued)
Koninklijke Vopak NV (Netherlands)	124,573	$5,456,809
Plains GP Holdings LP (Class A Stock)*(a)	123,900	2,719,605
TransCanada Corp. (Canada)	245,000	11,916,800

		21,062,481

Packaged Foods & Meats — 0.6%
Cal-Maine Foods, Inc.*(a)	72,526	3,223,781

Paper Packaging — 0.5%
Orora Ltd. (Australia)	1,059,025	2,789,752

Precious Metals & Minerals — 0.4%
Fresnillo PLC (Mexico)	101,517	1,950,538

Research & Consulting Services — 0.4%
ALS Ltd. (Australia)	378,948	2,058,825

Specialty Chemicals — 10.0%
Akzo Nobel NV (Netherlands)	53,747	4,716,026
Albemarle Corp.(a)	10,300	1,317,267
Axalta Coating Systems Ltd.*	112,298	3,633,963
Corbion NV (Netherlands)	79,001	2,558,974
Croda International PLC (United Kingdom)	79,216	4,722,265
GCP Applied Technologies, Inc.*	54,600	1,741,740
Johnson Matthey PLC (United Kingdom)	33,381	1,383,251
Koninklijke DSM NV (Netherlands)	44,672	4,267,232
PPG Industries, Inc.	45,900	5,362,038
RPM International, Inc.	134,300	7,040,006
Sherwin-Williams Co. (The)	20,900	8,569,836
Symrise AG (Germany)	40,215	3,447,982
Umicore SA (Belgium)	52,100	2,466,875
Victrex PLC (United Kingdom)	80,199	2,855,590

		54,083,045

Steel — 0.6%
Steel Dynamics, Inc.	75,300	3,247,689

TOTAL COMMON STOCKS (cost $474,879,226)		530,835,672

PREFERRED STOCKS — 1.7%
Electric Utilities — 0.8%
NextEra Energy, Inc., CVT, (PRFC), 6.123%(a)	77,164	4,336,617

Household Products — 0.5%
Henkel AG & Co. KGaA (Germany) (PRFC)	20,006	2,641,894

Multi-Utilities — 0.4%
DTE Energy Co., CVT, (PRFC), 6.500%	40,100	2,163,796

TOTAL PREFERRED STOCKS (cost $8,666,736)		9,142,307

TOTAL LONG-TERM INVESTMENTS (cost $483,545,962)		539,977,979

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SHORT-TERM INVESTMENTS —8.0%
	Shares	Value
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	1,761,120	$1,761,120
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $41,519,510; includes $41,457,205 of cash collateral for securities on loan)(b)(w)	41,515,644	41,515,644

TOTAL SHORT-TERM INVESTMENTS (cost $43,280,630)		43,276,764

Value
TOTAL INVESTMENTS — 107.4% (cost $526,826,592)	$583,254,743
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.4)%	(40,152,044)

NET ASSETS — 100.0%	$543,102,699

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $40,035,237; cash collateral of $41,457,205 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Agricultural & Farm Machinery	$2,935,773	$—	$—
Aluminum	1,880,560	2,243,556	—
Biotechnology	475,848	—	—
Commodity Chemicals	5,487,649	1,704,767	—
Construction & Engineering	4,100,920	—	—
Construction Materials	13,117,085	—	—
Copper	12,202,759	3,747,829	—
Diversified Chemicals	7,997,294	8,004,587	—
Diversified Financial Services	1,333,986	—	—
Diversified Metals & Mining	—	18,817,768	—
Electric Utilities	11,773,942	4,402,610	—
Electrical Components & Equipment	1,204,526	7,048,848	—
Fertilizers & Agricultural Chemicals	10,216,215	3,939,222	—
Gas Utilities	9,253,101	3,314,719	—
Gold	5,250,381	8,223,055	—
Heavy Electrical Equipment	—	2,175,036	—
Independent Power Producers & Energy Traders	1,270,897	—	—
Industrial Conglomerates	2,636,680	—	—
Industrial Gases	22,616,248	—	—
Industrial Machinery	5,987,752	7,659,180	—
Integrated Oil & Gas	41,157,626	40,812,328	—
Metal & Glass Containers	6,313,380	2,662,130	—
Multi-Utilities	9,122,805	—	—
Oil & Gas Equipment & Services	19,066,386	5,477,137	—
Oil & Gas Exploration & Production	97,103,818	8,190,199	—
Oil & Gas Refining & Marketing	21,490,959	—	—
Oil & Gas Storage & Transportation	15,605,672	5,456,809	—
Packaged Foods & Meats	3,223,781	—	—
Paper Packaging	—	2,789,752	—

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Precious Metals & Minerals	$—	$1,950,538	$—
Research & Consulting Services	—	2,058,825	—
Specialty Chemicals	27,664,850	26,418,195	—
Steel	3,247,689	—	—
Preferred Stocks
Electric Utilities	4,336,617	—	—
Household Products	—	2,641,894	—
Multi-Utilities	2,163,796	—	—
Affiliated Mutual Funds	43,276,764	—	—

Total	$413,515,759	$169,738,984	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Oil & Gas Exploration & Production	19.4%
Integrated Oil & Gas	15.1
Specialty Chemicals	10.0
Affiliated Mutual Funds (7.6% represents investments purchased with collateral from securities on loan)	8.0
Oil & Gas Equipment & Services	4.5
Industrial Gases	4.2
Oil & Gas Refining & Marketing	4.0
Oil & Gas Storage & Transportation	3.9
Electric Utilities	3.8
Diversified Metals & Mining	3.5
Diversified Chemicals	2.9
Copper	2.9
Fertilizers & Agricultural Chemicals	2.6
Industrial Machinery	2.5
Gold	2.5
Construction Materials	2.4
Gas Utilities	2.3

Multi-Utilities	2.1%
Metal & Glass Containers	1.6
Electrical Components & Equipment	1.5
Commodity Chemicals	1.3
Aluminum	0.8
Construction & Engineering	0.7
Steel	0.6
Packaged Foods & Meats	0.6
Agricultural & Farm Machinery	0.5
Paper Packaging	0.5
Household Products	0.5
Industrial Conglomerates	0.5
Heavy Electrical Equipment	0.4
Research & Consulting Services	0.4
Precious Metals & Minerals	0.4
Diversified Financial Services	0.2
Independent Power Producers & Energy Traders	0.2
Biotechnology	0.1

107.4
Liabilities in excess of other assets	(7.4)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2017, accordingly, no derivative positions were presented in the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

For the year ended December 31, 2017, the Portfolio did not have any realized gain (loss) on derivatives recognized in income.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)
Equity contracts	$(273,454)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$40,035,237	$(40,035,237)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $40,035,237:
Unaffiliated investments (cost $483,545,962)	$539,977,979
Affiliated investments (cost $43,280,630)	43,276,764
Cash	3,731
Foreign currency, at value (cost $460,512)	465,211
Dividends and interest receivable	772,531
Tax reclaim receivable	679,048
Receivable for investments sold	547,749
Prepaid expenses	5,248

Total Assets	585,728,261

LIABILITIES:
Payable to broker for collateral for securities on loan	41,457,205
Payable for investments purchased	600,877
Payable for fund share repurchased	233,380
Management fees payable	222,441
Accrued expenses and other liabilities	89,006
Distribution fee payable	22,288
Affiliated transfer agent fee payable	365

Total Liabilities	42,625,562

NET ASSETS	$543,102,699

Net assets were comprised of:
Paid-in capital	$579,564,173
Retained earnings	(36,461,474)

Net assets, December 31, 2017	$543,102,699

Net asset value and redemption price per share, $543,102,699 / 23,495,062 outstanding shares of beneficial interest	$23.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net of $656,499 foreign withholding tax)	$15,660,088
Income from securities lending, net (including affiliated income of $203,397)	549,412
Affiliated dividend income	71,779
Interest income	27,400

16,308,679

EXPENSES
Management fees	4,005,702
Distribution fee	1,377,439
Custodian and accounting fees	158,346
Audit fee	25,942
Trustees’ fees	15,527
Legal fees and expenses	13,307
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,207
Shareholders’ reports	5,049
Miscellaneous	34,389

Total expenses	5,642,908
Less: management fee waivers and/or expense reimbursement	(41,305)

Net expenses	5,601,603

NET INVESTMENT INCOME (LOSS)	10,707,076

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(15,452))	31,067,268
Foreign currency transactions	30,694

31,097,962

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,476))	4,222,349
Foreign currencies	41,648

4,263,997

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	35,361,959

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$46,069,035

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$10,707,076	$5,062,503
Net realized gain (loss) on investment and foreign currency transactions	31,097,962	(21,080,492)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	4,263,997	105,602,172

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	46,069,035	89,584,183

FUND SHARE TRANSACTIONS:
Fund share sold [8,221,386 and 10,907,666 shares, respectively]	173,833,830	204,793,441
Fund share repurchased [9,934,755 and 10,457,042 shares, respectively]	(205,285,090)	(183,006,306)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(31,451,260)	21,787,135

CAPITAL CONTRIBUTIONS	—	628,906

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,617,775	112,000,224
NET ASSETS:
Beginning of year	528,484,924	416,484,700

End of year	$543,102,699	$528,484,924

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST TEMPLETON GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
LONG-TERM INVESTMENTS — 62.8%
SOVEREIGN BONDS — 60.5%
Argentina Bonar Bonds (Argentina),
Bonds (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.000%),
25.413%(c)	04/03/22	ARS	5,730	$303,529
Argentine Bonos del Tesoro (Argentina), Bonds
15.500%	10/17/26	ARS	112,030	6,016,277
16.000%	10/17/23	ARS	31,822	1,698,595
21.200%	09/19/18	ARS	4,441	231,372
22.750%	03/05/18	ARS	263	14,030
Unsec’d. Notes
18.200%	10/03/21	ARS	87,913	4,814,584
Brazil Notas do Tesouro Nacional (Brazil),
Series B, Notes
6.000%	05/15/19	BRL	810	774,060
6.000%	08/15/22	BRL	3,961	3,819,696
6.000%	05/15/23	BRL	6,633	6,386,832
6.000%	08/15/24	BRL	170	163,818
Series F, Notes
10.000%	01/01/19	BRL	5,970	1,851,770
10.000%	01/01/21	BRL	5,260	1,631,514
10.000%	01/01/23	BRL	47,763	14,569,392
10.000%	01/01/25	BRL	37,849	11,384,445
10.000%	01/01/27	BRL	6,693	1,996,089
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.375%	03/21/23	COP	37,000	11,718
7.750%	04/14/21	COP	245,000	87,096
9.850%	06/28/27	COP	59,000	24,694
Colombian TES (Colombia),
Bonds
6.000%	04/28/28	COP	4,648,800	1,494,216
7.000%	09/11/19	COP	412,000	142,857
7.000%	05/04/22	COP	1,048,000	367,828
7.000%	06/30/32	COP	674,000	228,191
7.500%	08/26/26	COP	8,710,500	3,109,009
7.750%	09/18/30	COP	15,816,700	5,761,634
10.000%	07/24/24	COP	4,494,000	1,815,518
11.000%	07/24/20	COP	903,000	343,253
11.250%	10/24/18	COP	529,000	186,470
Notes
5.000%	11/21/18	COP	278,000	93,526
Ghana Government Bond (Ghana),
Bonds
18.250%	07/25/22	GHC	23,500	5,393,648
19.750%	03/15/32	GHC	265	63,761
Indonesia Treasury Bond (Indonesia),
Sr. Unsec’d. Notes
5.625%	05/15/23	IDR	46,670,000	3,369,631
7.000%	05/15/22	IDR	121,498,000	9,313,280
8.375%	03/15/24	IDR	66,672,000	5,463,546
8.375%	09/15/26	IDR	91,314,000	7,604,338
8.375%	03/15/34	IDR	47,530,000	3,906,095
8.750%	05/15/31	IDR	34,700,000	2,979,584
9.000%	03/15/29	IDR	17,887,000	1,556,046
10.250%	07/15/22	IDR	14,584,000	1,244,335
10.500%	08/15/30	IDR	2,810,000	269,050
12.800%	06/15/21	IDR	8,277,000	741,401

Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (continued)
12.900%	06/15/22	IDR	909,000	$84,420
Korea Treasury Bond (South Korea),
Sr. Unsec’d. Notes
1.250%	12/10/19	KRW	950,000	873,205
1.750%	12/10/18	KRW	4,570,000	4,264,176
1.875%	03/10/22	KRW	1,178,000	1,079,892
2.000%	09/10/22	KRW	2,265,000	2,083,244
3.750%	06/10/22	KRW	1,712,000	1,691,785
Mexican Bonos (Mexico),
Bonds
4.750%	06/14/18	MXN	354,370	17,785,274
6.500%	06/10/21	MXN	112,510	5,526,651
8.000%	06/11/20	MXN	98,130	5,031,143
8.500%	12/13/18	MXN	36,180	1,853,059
Sr. Unsec’d. Notes
5.000%	12/11/19	MXN	328,930	15,923,474
Mexican Udibonos (Mexico),
Bonds, TIPS
2.500%	12/10/20	MXN	7,962	2,335,125
Philippine Government Bond (Philippines),
Sr. Unsec’d. Notes
3.875%	11/22/19	PHP	719,810	14,353,952
Republic of South Africa Government Bond (South Africa),
Bonds
7.000%	02/28/31	ZAR	11,027	742,145
8.000%	01/31/30	ZAR	15,464	1,143,880
8.250%	03/31/32	ZAR	19,809	1,465,443
8.500%	01/31/37	ZAR	4,690	340,949
8.875%	02/28/35	ZAR	8,746	664,488
10.500%	12/21/26	ZAR	11,033	995,980
Sr. Unsec’d. Notes
6.250%	03/31/36	ZAR	9,760	567,599
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes, 144A
4.875%	02/25/20		4,250	4,409,375
7.250%	09/28/21		3,190	3,647,044
Thailand Government Bond (Thailand),
Sr. Unsec’d. Notes
3.875%	06/13/19	THB	502,180	15,948,337
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes, 144A
3.308%(s)	05/31/40		7,576	4,168,285

TOTAL SOVEREIGN BONDS (cost $215,946,735)				218,205,653

FOREIGN BONDS — 2.3%
Argentina — 0.3%
Letras del Banco Central de la Republica Argentina,
Bills
27.000%(s)	07/18/18	ARS	13,279	618,456
27.050%(s)	06/21/18	ARS	10,662	505,024

				1,123,480

South Korea — 1.9%
Korea Monetary Stabilization Bond,
Sr. Unsec’d. Notes
1.299%(s)	01/16/18	KRW	1,950,000	1,820,479
1.330%	10/02/18	KRW	1,840,000	1,712,462
1.610%	10/08/18	KRW	3,120,000	2,909,523

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest Rate	Maturity Date	Principal Amount (000)#		Value
FOREIGN BONDS (continued)
South Korea (continued)
1.720%	12/02/18	KRW	450,000	$419,897

				6,862,361

Thailand — 0.1%
Bank of Thailand Bond,
Sr. Unsec’d. Notes
1.490%	08/28/19	THB	3,590	110,141
1.590%	02/20/19	THB	4,000	122,882

				233,023

TOTAL FOREIGN BONDS (cost $7,954,819)				8,218,864

TOTAL LONG-TERM INVESTMENTS (cost $223,901,554)				226,424,517

SHORT-TERM INVESTMENTS — 26.0%
FOREIGN TREASURY BILLS(n) —9.5%
Brazil Letras do Tesouro Nacional (Brazil)
10.833%	07/01/21	BRL	7,340	1,623,545
11.703%	07/01/20	BRL	7,870	1,932,021
Colombian TES Corto Plazo (Colombia)
5.711%	03/13/18	COP	287,000	95,162
Mexico Cetes (Mexico)
— %(p)	02/01/18	MXN	26,669	134,710
7.073%	01/04/18	MXN	425,590	2,161,878
7.089%	03/01/18	MXN	1,150,700	5,779,806
7.120%	03/15/18	MXN	379,456	1,900,590
7.121%	03/28/18	MXN	1,075,231	5,371,534
7.141%	04/12/18	MXN	1,349,655	6,722,157
7.189%	04/26/18	MXN	480,266	2,385,319
7.190%	05/10/18	MXN	206,864	1,024,541
7.219%	08/16/18	MXN	536,652	2,606,252
7.270%	10/11/18	MXN	224,852	1,079,976
7.333%	06/21/18	MXN	313,330	1,538,723

TOTAL FOREIGN TREASURY BILLS (cost $35,762,260)				34,356,214

Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATION(n) —9.5%
Federal Home Loan Bank
1.050%	01/02/18	34,095	$34,094,999

(cost $34,094,006)
U.S. TREASURY OBLIGATIONS(n) —7.0%
U.S. Treasury Bills
1.206%	01/11/18	4,502	4,500,675
1.236%	01/18/18	6,939	6,935,180
1.289%	03/08/18	14,000	13,967,297

TOTAL U.S. TREASURY OBLIGATIONS (cost $25,402,464)			25,403,152

TOTAL SHORT-TERM INVESTMENTS (cost $95,258,730)			93,854,365

TOTAL INVESTMENTS — 88.8% (cost $319,160,284)			320,278,882
OTHER ASSETS IN EXCESS OF LIABILITIES(Z) — 11.2%			40,473,050

NET ASSETS — 100.0%			$360,751,932

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2017.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in total investments, net of options written, at market value:

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts		Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Indian Rupee,
Expiring	01/12/18	JPMorgan Chase	INR	340,557	$5,152,928	$5,326,627	$173,699
Expiring	01/23/18	JPMorgan Chase	INR	402,975	6,161,694	6,294,596	132,902
Expiring	01/23/18	JPMorgan Chase	INR	132,041	2,015,124	2,062,523	47,399
Expiring	01/29/18	JPMorgan Chase	INR	92,073	1,403,712	1,437,168	33,456
Expiring	02/15/18	JPMorgan Chase	INR	402,975	6,184,389	6,276,573	92,184
Expiring	02/28/18	Deutsche Bank AG	INR	350,634	5,393,539	5,452,409	58,870
Expiring	05/24/18	JPMorgan Chase	INR	577,721	8,714,401	8,889,106	174,705

					$35,025,787	$35,739,002	713,215

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 02/15/18	JPMorgan Chase	AUD	6,247	$4,769,984	$4,873,586	$(103,602)
Expiring 02/22/18	Citigroup Global Markets	AUD	2,440	1,802,257	1,903,662	(101,405)
Expiring 03/09/18	Citigroup Global Markets	AUD	153	114,590	119,052	(4,462)
Expiring 03/09/18	Citigroup Global Markets	AUD	76	56,842	59,058	(2,216)
Expiring 03/13/18	Citigroup Global Markets	AUD	3,429	2,546,564	2,675,121	(128,557)
Expiring 03/13/18	JPMorgan Chase	AUD	4,281	3,167,940	3,339,805	(171,865)
Expiring 03/16/18	JPMorgan Chase	AUD	380	283,233	296,453	(13,220)
Expiring 03/20/18	JPMorgan Chase	AUD	21,859	16,408,459	17,052,906	(644,447)
Expiring 05/15/18	JPMorgan Chase	AUD	6,247	4,767,672	4,872,620	(104,948)
Euro,
Expiring 01/08/18	Bank of America	EUR	26,380	31,178,259	31,671,948	(493,689)
Expiring 01/08/18	JPMorgan Chase	EUR	3,035	3,588,903	3,643,835	(54,932)
Expiring 01/10/18	Hong Kong & Shanghai Bank	EUR	2,191	2,590,676	2,630,340	(39,664)
Expiring 01/10/18	JPMorgan Chase	EUR	5,574	6,484,737	6,693,017	(208,280)
Expiring 01/11/18	JPMorgan Chase	EUR	3,734	4,414,411	4,483,512	(69,101)
Expiring 01/16/18	Deutsche Bank AG	EUR	2,053	2,429,873	2,465,490	(35,617)
Expiring 01/17/18	Bank of America	EUR	7,355	8,776,328	8,835,081	(58,753)
Expiring 01/18/18	UBS AG	EUR	7,849	9,311,425	9,429,908	(118,483)
Expiring 01/29/18	Goldman Sachs & Co.	EUR	1,087	1,288,834	1,306,780	(17,946)
Expiring 01/30/18	Deutsche Bank AG	EUR	4,848	5,713,299	5,828,410	(115,111)
Expiring 01/31/18	Citigroup Global Markets	EUR	5,330	6,205,219	6,407,844	(202,625)
Expiring 02/02/18	Hong Kong & Shanghai Bank	EUR	5,863	6,869,415	7,050,017	(180,602)
Expiring 02/07/18	Citigroup Global Markets	EUR	744	869,552	894,983	(25,431)
Expiring 02/07/18	Deutsche Bank AG	EUR	3,720	4,344,886	4,474,311	(129,425)
Expiring 02/09/18	Deutsche Bank AG	EUR	13,408	15,605,238	16,128,497	(523,259)
Expiring 02/12/18	JPMorgan Chase	EUR	3,734	4,422,732	4,491,954	(69,222)
Expiring 02/15/18	Deutsche Bank AG	EUR	3,666	4,299,120	4,410,801	(111,681)
Expiring 03/07/18	Goldman Sachs & Co.	EUR	4,160	4,950,297	5,011,624	(61,327)
Expiring 03/12/18	JPMorgan Chase	EUR	3,734	4,429,956	4,499,533	(69,577)
Expiring 03/13/18	Deutsche Bank AG	EUR	2,053	2,437,775	2,473,687	(35,912)
Japanese Yen,
Expiring 01/11/18	Barclays Capital Group	JPY	230,430	2,041,869	2,046,427	(4,558)
Expiring 01/11/18	Goldman Sachs & Co.	JPY	99,910	884,888	887,292	(2,404)
Expiring 01/11/18	JPMorgan Chase	JPY	610,900	5,416,789	5,425,346	(8,557)
Expiring 01/16/18	Barclays Capital Group	JPY	655,550	5,789,441	5,823,348	(33,907)
Expiring 01/16/18	JPMorgan Chase	JPY	226,190	2,010,864	2,009,280	1,584
Expiring 01/25/18	Citigroup Global Markets	JPY	133,855	1,210,886	1,189,594	21,292
Expiring 01/25/18	JPMorgan Chase	JPY	206,000	1,863,048	1,830,761	32,287
Expiring 01/29/18	JPMorgan Chase	JPY	71,800	649,589	638,226	11,363
Expiring 02/08/18	JPMorgan Chase	JPY	319,300	2,900,051	2,839,522	60,529
Expiring 02/08/18	Standard Chartered PLC	JPY	319,400	2,907,403	2,840,411	66,992
Expiring 02/09/18	Barclays Capital Group	JPY	319,440	2,894,003	2,840,896	53,107
Expiring 02/09/18	JPMorgan Chase	JPY	320,140	2,918,030	2,847,121	70,909
Expiring 02/16/18	JPMorgan Chase	JPY	560,067	5,020,096	4,982,457	37,639
Expiring 03/13/18	Deutsche Bank AG	JPY	81,300	753,252	724,263	28,989
Expiring 03/19/18	Barclays Capital Group	JPY	140,390	1,280,739	1,251,145	29,594
Expiring 04/06/18	JPMorgan Chase	JPY	610,900	5,470,999	5,450,400	20,599
Expiring 04/11/18	Barclays Capital Group	JPY	215,933	1,935,269	1,927,123	8,146
Expiring 04/11/18	Hong Kong & Shanghai Bank	JPY	607,600	5,439,570	5,422,602	16,968
Expiring 04/13/18	Deutsche Bank AG	JPY	303,400	2,794,536	2,708,060	86,476
Expiring 05/09/18	JPMorgan Chase	JPY	505,988	4,473,220	4,523,441	(50,221)
Expiring 05/16/18	JPMorgan Chase	JPY	562,155	5,007,126	5,027,701	(20,575)
Expiring 05/18/18	Bank of America	JPY	327,434	2,939,002	2,928,803	10,199
Expiring 05/18/18	Citigroup Global Markets	JPY	163,729	1,468,727	1,464,504	4,223
Expiring 05/21/18	Bank of America	JPY	326,957	2,978,087	2,925,066	53,021
Expiring 05/21/18	Citigroup Global Markets	JPY	163,729	1,463,522	1,464,772	(1,250)
Expiring 05/21/18	Hong Kong & Shanghai Bank	JPY	328,108	2,995,054	2,935,367	59,687
Expiring 05/22/18	Bank of America	JPY	327,845	3,004,445	2,933,191	71,254

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Japanese Yen (continued),
Expiring 06/05/18	JPMorgan Chase	JPY	1,091,053	$9,787,863	$9,769,845	$18,018
Expiring 06/08/18	Citigroup Global Markets	JPY	172,800	1,555,818	1,547,622	8,196
Expiring 06/11/18	Hong Kong & Shanghai Bank	JPY	129,400	1,160,356	1,159,137	1,219
Expiring 06/12/18	Citigroup Global Markets	JPY	339,920	3,027,458	3,045,114	(17,656)
Expiring 06/13/18	Hong Kong & Shanghai Bank	JPY	245,410	2,187,450	2,198,597	(11,147)
Expiring 06/13/18	JPMorgan Chase	JPY	227,370	2,026,949	2,036,979	(10,030)
Expiring 06/15/18	JPMorgan Chase	JPY	95,900	856,632	859,260	(2,628)
Expiring 06/18/18	Hong Kong & Shanghai Bank	JPY	322,540	3,004,565	2,890,476	114,089
Expiring 06/20/18	Citigroup Global Markets	JPY	219,010	2,005,035	1,962,919	42,116
Expiring 09/11/18	Hong Kong & Shanghai Bank	JPY	129,400	1,167,333	1,166,610	723
South Korean Won,
Expiring 01/16/18	Citigroup Global Markets	KRW	1,868,000	1,633,724	1,745,436	(111,712)
Expiring 02/20/18	Citigroup Global Markets	KRW	2,195,000	1,961,836	2,052,211	(90,375)
Expiring 02/20/18	Citigroup Global Markets	KRW	1,245,000	1,115,641	1,164,010	(48,369)
Expiring 02/28/18	Deutsche Bank AG	KRW	19,232,000	17,203,685	17,983,355	(779,670)
Expiring 02/28/18	Deutsche Bank AG	KRW	2,020,000	1,806,959	1,888,850	(81,891)
Expiring 03/07/18	Goldman Sachs & Co.	KRW	2,198,000	1,956,735	2,055,519	(98,784)
Expiring 03/20/18	Citigroup Global Markets	KRW	1,245,000	1,101,331	1,164,531	(63,200)
Expiring 05/15/18	Citigroup Global Markets	KRW	2,497,000	2,242,882	2,337,651	(94,769)

				$298,441,233	$302,939,076	(4,497,843)

						$(3,784,628)

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Forward Foreign Currency	$1,642,434	$(5,427,062)	$(3,784,628)

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
11,920	01/27/25	1.973%(S)	3 Month LIBOR(1)(Q)	$—	$194,369	$194,369
2,980	01/29/25	1.937%(S)	3 Month LIBOR(1)(Q)	—	55,879	55,879
2,520	01/30/25	1.942%(S)	3 Month LIBOR(1)(Q)	—	46,631	46,631
3,980	02/03/25	1.817%(S)	3 Month LIBOR(1)(Q)	—	109,313	109,313
1,350	03/27/25	1.978%(S)	3 Month LIBOR(1)(Q)	—	24,010	24,010
1,350	03/27/25	1.985%(S)	3 Month LIBOR(1)(Q)	—	23,322	23,322
14,690	07/02/25	2.449%(S)	3 Month LIBOR(1)(Q)	—	(254,832)	(254,832)
8,150	03/31/44	3.489%(S)	3 Month LIBOR(1)(Q)	—	(1,530,244)	(1,530,244)
11,800	11/19/46	2.378%(S)	3 Month LIBOR(1)(Q)	—	397,805	397,805
3,500	03/13/47	2.794%(S)	3 Month LIBOR(1)(Q)	—	(218,142)	(218,142)
1,800	04/16/47	2.537%(S)	3 Month LIBOR(1)(Q)	—	(2,961)	(2,961)

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
9,100	07/29/47	2.587%(S)	3 Month LIBOR(1)(Q)	$—	$(171,290)	$(171,290)

				$—	$(1,326,140)	$(1,326,140)

Cash of $5,482,135 has been segregated with JPMorgan Chase to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Sovereign Bonds	$—	$218,205,653	$—
Foreign Bonds	—	8,218,864	—
Foreign Treasury Bills	—	34,356,214	—
Short-Term — U.S. Government Agency Obligation	—	34,094,999	—
U.S. Treasury Obligations	—	25,403,152	—
Other Financial Instruments*
OTC Forward Foreign Currency Exchange Contracts	—	(3,784,628)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,326,140)	—

Total	$—	$315,168,114	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Sovereign Bonds	60.5%
Foreign Treasury Bills	9.5
U.S. Government Agency Obligation	9.5
U.S. Treasury Obligations	7.0

Foreign Bonds	2.3%

88.8
Other assets in excess of liabilities	11.2

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$1,642,434		Unrealized depreciation on OTC forward foreign currency exchange contracts	$5,427,062
Interest rate contracts	Due from/to broker — variation margin swaps	851,329	*	Due from/to broker — variation margin swaps	2,177,469	*

Total		$2,493,763			$7,604,531

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward & Cross Currency Contracts	Swaps
Foreign exchange contracts	$(2,239,435)	$—
Interest rate contracts	—	(822,255)

Total	$(2,239,435)	$(822,255)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward &Cross Currency Exchange Contracts	Swaps
Foreign exchange contracts	$(17,500,159)	$—
Interest rate contracts	—	(562,306)

Total	$(17,500,159)	$(562,306)

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts-Purchased(1)	Forward Foreign Currency Exchange Contracts-Sold(1)	Cross Currency Exchange Contracts(2)	Interest Rate Swap Agreements(3)
$44,730,211	$296,788,781	$3,313,068	$78,380,000

(1)	Value at Settlement Date.

(2)	Value at Trade Date.

(3)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$134,474	$(552,442)	$(417,968)	$220,000	$(197,968)
Barclays Capital Group	90,847	(38,465)	52,382	—	52,382
Citigroup Global Markets	75,827	(892,027)	(816,200)	750,000	(66,200)
Deutsche Bank AG	174,335	(1,812,566)	(1,638,231)	1,480,000	(158,231)
Goldman Sachs & Co.	—	(180,461)	(180,461)	110,000	(70,461)
Hong Kong & Shanghai Bank	192,686	(231,413)	(38,727)	—	(38,727)
JPMorgan Chase	907,273	(1,601,205)	(693,932)	550,000	(143,932)
Standard Chartered PLC	66,992	—	66,992	—	66,992
UBS AG	—	(118,483)	(118,483)	—	(118,483)

	$1,642,434	$(5,427,062)	$(3,784,628)	$3,110,000	$(674,628)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value:
Unaffiliated investments (cost $319,160,284)	$320,278,882
Cash	15,677,417
Foreign currency, at value (cost $487,605)	494,588
Deposit with broker for centrally cleared swaps	5,482,135
Receivable for investments sold	12,484,594
Interest receivable	4,147,003
Cash segregated for counterparty - OTC	3,110,000
Receivable for fund share sold	2,739,508
Unrealized appreciation on OTC forward foreign currency contracts	1,642,434
Tax reclaim receivable	439,542
Prepaid expenses	5,071

Total Assets	366,501,174

LIABILITIES:
Unrealized depreciation on OTC forward foreign currency contracts	5,427,062
Due to broker-variation margin swaps	136,553
Management fees payable	126,661
Accrued expenses and other liabilities	22,247
Payable for investments purchased	21,543
Distribution fee payable	14,719
Affiliated transfer agent fee payable	365
Payable for fund share repurchased	92

Total Liabilities	5,749,242

NET ASSETS	$360,751,932

Net assets were comprised of:
Paid-in capital	$360,627,453
Retained earnings	124,479

Net assets, December 31, 2017	$360,751,932

Net asset value and redemption price per share, $360,751,932 / 32,781,773 outstanding shares of beneficial interest	$11.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income (net of $888,398 foreign withholding tax)	$16,771,000

EXPENSES
Management fees	2,229,368
Distribution fee	883,280
Custodian and accounting fees	133,178
Audit fee	42,778
Trustees’ fees	13,799
Legal fees and expenses	12,759
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	6,957
Shareholders’ reports	5,621
Miscellaneous	17,315

Total expenses	3,345,055

NET INVESTMENT INCOME (LOSS)	13,425,945

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(331,856)
Swap agreements transactions	(822,255)
Forward and cross currency contracts transactions	(2,239,435)
Foreign currency transactions	(689,104)

(4,082,650)

Net change in unrealized appreciation (depreciation) on:
Investments	15,771,047
Forward and cross currency contracts	(17,500,159)
Swap agreements	(562,306)
Foreign currencies	23,435

(2,267,983)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(6,350,633)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,075,312

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$13,425,945	$9,085,353
Net realized gain (loss) on investment and foreign currency transactions	(4,082,650)	(33,179,095)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,267,983)	37,389,535

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,075,312	13,295,793

FUND SHARE TRANSACTIONS:
Fund share sold [3,745,088 and 6,132,119 shares, respectively]	41,504,087	62,486,921
Fund share repurchased [2,554,045 and 8,670,526 shares, respectively]	(28,288,284)	(87,983,713)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	13,215,803	(25,496,792)

CAPITAL CONTRIBUTIONS	—	27,922

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,291,115	(12,173,077)
NET ASSETS:
Beginning of year	340,460,817	352,633,894

End of year	$360,751,932	$340,460,817

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 97.2%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 3.9%
TransDigm Group, Inc.(a)	60,810	$16,699,642

Airlines — 0.4%
Alaska Air Group, Inc.	21,865	1,607,296

Auto Components — 4.8%
Aptiv PLC	88,000	7,465,040
Dana, Inc.	353,500	11,315,535
Delphi Technologies PLC*	29,333	1,539,103

		20,319,678

Banks — 7.6%
CIT Group, Inc.	139,300	6,857,739
Cullen/Frost Bankers, Inc.(a)	65,200	6,171,180
Fifth Third Bancorp	205,300	6,228,802
Signature Bank*	64,100	8,798,366
TCF Financial Corp.	205,160	4,205,780

		32,261,867

Chemicals — 4.4%
Ashland Global Holdings, Inc.	142,800	10,167,360
Eastman Chemical Co.(a)	91,600	8,485,824

		18,653,184

Commercial Services & Supplies — 2.6%
Republic Services, Inc.	162,000	10,952,820

Consumer Finance — 3.9%
Ally Financial, Inc.	575,900	16,793,244

Containers & Packaging — 4.4%
Owens-Illinois, Inc.*	404,700	8,972,199
Packaging Corp. of America	79,600	9,595,780

		18,567,979

Diversified Consumer Services — 0.9%
Adtalem Global Education, Inc.*(a)	96,100	4,041,005

Electric Utilities — 6.6%
Great Plains Energy, Inc.	476,100	15,349,464
Pinnacle West Capital Corp.	149,300	12,717,374

		28,066,838

Electronic Equipment, Instruments & Components — 2.0%
Keysight Technologies, Inc.*	203,863	8,480,701

Energy Equipment & Services — 2.4%
Weatherford International PLC*(a)	2,508,900	10,462,113

Equity Real Estate Investment Trusts (REITs) — 8.5%
AvalonBay Communities, Inc.	53,100	9,473,571
EPR Properties	150,500	9,851,730
Lamar Advertising Co. (Class A Stock)(a)	145,730	10,818,995
MGM Growth Properties LLC (Class A Stock)(a)	212,740	6,201,371

		36,345,667

Gas Utilities — 1.9%
UGI Corp.	169,850	7,974,458

Health Care Equipment & Supplies — 3.4%
Zimmer Biomet Holdings, Inc.	121,700	14,685,539

Health Care Providers & Services — 6.8%
MEDNAX, Inc.*(a)	197,100	10,533,024
Universal Health Services, Inc. (Class B Stock)	163,600	18,544,060

		29,077,084

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure — 3.7%
Royal Caribbean Cruises Ltd.	21,579	$2,573,943
Wyndham Worldwide Corp.	113,400	13,139,658

		15,713,601

Household Durables — 2.3%
D.R. Horton, Inc.	188,600	9,631,802

Insurance — 4.4%
Assurant, Inc.	66,100	6,665,524
FNF Group	303,200	11,897,568

		18,563,092

IT Services — 5.5%
Alliance Data Systems Corp.	35,100	8,897,148
Convergys Corp.(a)	65,166	1,531,401
CSRA, Inc.(a)	139,783	4,182,307
DXC Technology Co.	94,183	8,937,967

		23,548,823

Machinery — 3.0%
Dover Corp.	128,500	12,977,215

Mortgage Real Estate Investment Trusts (REITs) — 0.9%
MFA Financial, Inc.(a)	488,900	3,872,088

Oil, Gas & Consumable Fuels — 7.6%
EQT Corp.	317,202	18,055,138
Murphy Oil Corp.(a)	464,069	14,409,342

		32,464,480

Semiconductors & Semiconductor Equipment — 2.8%
Marvell Technology Group Ltd. (Bermuda)(a)	560,700	12,038,229

Trading Companies & Distributors — 2.5%
AerCap Holdings NV (Ireland)*	203,600	10,711,396

TOTAL LONG-TERM INVESTMENTS (cost $336,647,159)		414,509,841

SHORT-TERM INVESTMENTS — 22.6%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	11,591,048	11,591,048
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $84,666,154; includes $84,583,085 of cash collateral for securities on loan)(b)(w)	84,661,031	84,661,031

TOTAL SHORT-TERM INVESTMENTS (cost $96,257,202)		96,252,079

TOTAL INVESTMENTS — 119.8% (cost $432,904,361)		510,761,920
LIABILITIES IN EXCESS OF OTHER ASSETS — (19.8)%		(84,561,325)

NET ASSETS — 100.0%		$426,200,595

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $81,972,688; cash collateral of $84,583,085

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

(included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$16,699,642	$—	$—
Airlines	1,607,296	—	—
Auto Components	20,319,678	—	—
Banks	32,261,867	—	—
Chemicals	18,653,184	—	—
Commercial Services & Supplies	10,952,820	—	—
Consumer Finance	16,793,244	—	—
Containers & Packaging	18,567,979	—	—
Diversified Consumer Services	4,041,005	—	—
Electric Utilities	28,066,838	—	—
Electronic Equipment, Instruments & Components	8,480,701	—	—
Energy Equipment & Services	10,462,113	—	—
Equity Real Estate Investment Trusts (REITs)	36,345,667	—	—
Gas Utilities	7,974,458	—	—
Health Care Equipment & Supplies	14,685,539	—	—
Health Care Providers & Services	29,077,084	—	—
Hotels, Restaurants & Leisure	15,713,601	—	—
Household Durables	9,631,802	—	—
Insurance	18,563,092	—	—
IT Services	23,548,823	—	—
Machinery	12,977,215	—	—
Mortgage Real Estate Investment Trusts (REITs)	3,872,088	—	—
Oil, Gas & Consumable Fuels	32,464,480	—	—
Semiconductors & Semiconductor Equipment	12,038,229	—	—
Trading Companies & Distributors	10,711,396	—	—
Affiliated Mutual Funds	96,252,079	—	—

Total	$510,761,920	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (19.8% represents investments purchased with collateral from securities on loan)	22.6%
Equity Real Estate Investment Trusts (REITs)	8.5
Oil, Gas & Consumable Fuels	7.6
Banks	7.6
Health Care Providers & Services	6.8
Electric Utilities	6.6
IT Services	5.5

Auto Components	4.8%
Chemicals	4.4
Containers & Packaging	4.4
Insurance	4.4
Consumer Finance	3.9
Aerospace & Defense	3.9
Hotels, Restaurants & Leisure	3.7

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry table (cont.)
Health Care Equipment & Supplies	3.4%
Machinery	3.0
Semiconductors & Semiconductor Equipment	2.8
Commercial Services & Supplies	2.6
Trading Companies & Distributors	2.5
Energy Equipment & Services	2.4
Household Durables	2.3
Electronic Equipment, Instruments & Components	2.0
Gas Utilities	1.9

Diversified Consumer Services	0.9%
Mortgage Real Estate Investment Trusts (REITs)	0.9
Airlines	0.4

119.8
Liabilities in excess of other assets	(19.8)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$81,972,688	$(81,972,688)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $81,972,688:
Unaffiliated investments (cost $336,647,159)	$414,509,841
Affiliated investments (cost $96,257,202)	96,252,079
Receivable for investments sold	4,129,265
Dividends and interest receivable	653,068
Receivable for fund share sold	105,313
Prepaid expenses	2,848

Total Assets	515,652,414

LIABILITIES:
Payable to broker for collateral for securities on loan	84,583,085
Payable for investments purchased	4,243,582
Payable for fund share repurchased	351,115
Management fees payable	160,913
Accrued expenses and other liabilities	95,188
Distribution fee payable	17,571
Affiliated transfer agent fee payable	365

Total Liabilities	89,451,819

NET ASSETS	$426,200,595

Net assets were comprised of:
Paid-in capital	$17,399,470
Retained earnings	408,801,125

Net assets, December 31, 2017	$426,200,595

Net asset value and redemption price per share, $426,200,595 / 16,533,780 outstanding shares of beneficial interest	$25.78

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income	$6,910,128
Affiliated dividend income	163,115
Income from securities lending, net (including affiliated income of $122,523)	124,323

7,197,566

EXPENSES
Management fees	3,133,221
Distribution fee	1,004,279
Custodian and accounting fees	59,826
Audit fee	26,814
Trustees’ fees	13,086
Legal fees and expenses	13,053
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	6,957
Shareholders’ reports	3,354
Miscellaneous	18,362

Total expenses	4,278,952
Less: management fee waivers and/or expense reimbursement	(40,171)

Net expenses	4,238,781

NET INVESTMENT INCOME (LOSS)	2,958,785

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions (including affiliated of $(8,016))	13,654,392
Net change in unrealized appreciation (depreciation) on:
investments (including affiliated of $(5,325))	51,498,751

NET GAIN (LOSS) ON INVESTMENTS	65,153,143

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$68,111,928

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$2,958,785	$4,523,174
Net realized gain (loss) on investment transactions	13,654,392	13,555,469
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	51,498,751	25,307,531

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	68,111,928	43,386,174

FUND SHARE TRANSACTIONS:
Fund share sold [1,297,454 and 3,295,362 shares, respectively]	30,681,988	63,013,121
Fund share repurchased [1,919,127 and 4,979,976 shares, respectively]	(45,760,884)	(93,215,570)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(15,078,896)	(30,202,449)

CAPITAL CONTRIBUTIONS	—	505,102

TOTAL INCREASE (DECREASE) IN NET ASSETS	53,033,032	13,688,827
NET ASSETS:
Beginning of year	373,167,563	359,478,736

End of year	$426,200,595	$373,167,563

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 85.5%
COMMON STOCKS — 85.1%	Shares	Value
Aerospace & Defense — 1.1%
Astronics Corp.*	23,520	$975,374
Cobham PLC (United Kingdom)*	1,473,218	2,506,625
Cubic Corp.	69,075	4,071,971
Leonardo SpA (Italy)	196,384	2,333,665
Lockheed Martin Corp.	22,516	7,228,762
QinetiQ Group PLC (United Kingdom)	528,029	1,644,305
Safran SA (France)	22,237	2,293,642
Ultra Electronics Holdings PLC (United Kingdom)	138,340	2,512,321

		23,566,665

Air Freight & Logistics — 0.9%
Deutsche Post AG (Germany)	46,681	2,218,908
Forward Air Corp.	42,870	2,462,453
United Parcel Service, Inc. (Class B Stock)	137,785	16,417,083

		21,098,444

Airlines — 0.3%
American Airlines Group, Inc.	64,666	3,364,572
Hawaiian Holdings, Inc.	53,792	2,143,611
JetBlue Airways Corp.*	49,800	1,112,532
United Continental Holdings, Inc.*	15,500	1,044,700

		7,665,415

Auto Components — 0.2%
LCI Industries	18,304	2,379,520
Toyo Tire & Rubber Co. Ltd. (Japan)	92,060	1,891,859

		4,271,379

Automobiles — 0.4%
Harley-Davidson, Inc.(a)	111,527	5,674,494
Maruti Suzuki India Ltd. (India)	10,095	1,537,160
Suzuki Motor Corp. (Japan)	27,700	1,603,377

		8,815,031

Banks — 8.4%
1st Source Corp.	40,800	2,017,559
Banc of California, Inc.(a)	110,650	2,284,923
Banco Santander SA (Spain)	469,849	3,080,432
Bank of America Corp.	118,877	3,509,249
Bank of Ireland Group PLC (Ireland)*	415,974	3,544,428
Bank of the Ozarks(a)	68,650	3,326,093
BNP Paribas SA (France)	66,109	4,917,743
China Construction Bank Corp. (China) (Class H Stock)	5,442,000	5,009,648
Citigroup, Inc.	54,175	4,031,162
FCB Financial Holdings, Inc. (Class A Stock)*	39,740	2,018,791
First Citizens BancShares, Inc. (Class A Stock)	8,213	3,309,839
First Midwest Bancorp, Inc.(a)	134,260	3,223,583
First Republic Bank	63,920	5,538,029
Great Western Bancorp, Inc.	81,940	3,261,212
Hancock Holding Co.	99,400	4,920,300
HDFC Bank Ltd. (India)	64,661	1,897,735
Huntington Bancshares, Inc.	225,591	3,284,605
ICICI Bank Ltd. (India)	738,991	3,621,845
IndusInd Bank Ltd. (India)	63,215	1,630,986

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
ING Groep NV (Netherlands)	136,560	$2,506,789
International Bancshares Corp.	87,381	3,469,026
Intesa Sanpaolo SpA (Italy)	622,151	2,064,205
JPMorgan Chase & Co.	143,787	15,376,582
M&T Bank Corp.	144,093	24,638,462
MB Financial, Inc.	80,690	3,592,319
Mitsubishi UFJ Financial Group, Inc. (Japan)	817,200	5,947,553
Nordea Bank AB (Sweden)	278,345	3,370,191
OTP Bank PLC (Hungary)	47,277	1,952,589
PNC Financial Services Group, Inc. (The)	230,945	33,323,054
Sberbank of Russia PJSC (Russia)	1,177,591	4,606,453
Sberbank of Russia PJSC (Russia), ADR	160,500	2,733,315
State Bank of India (India)	442,548	2,143,799
Union Bankshares Corp.(a)	38,650	1,397,971
Webster Financial Corp.(a)	71,565	4,019,090
Wells Fargo & Co.	195,436	11,857,102

		187,426,662

Beverages — 1.3%
Anheuser-Busch InBev SA/NV (Belgium)	20,207	2,255,932
C&C Group PLC (Ireland)	694,775	2,397,709
Coca-Cola Co. (The)	226,434	10,388,792
Diageo PLC (United Kingdom)	398,471	14,605,670

		29,648,103

Biotechnology — 0.1%
Exact Sciences Corp.*(a)	27,116	1,424,675

Building Products — 1.1%
Cie de Saint-Gobain (France)	94,581	5,205,369
Lennox International, Inc.(a)	69,671	14,509,682
Tyman PLC (United Kingdom)	760,448	3,718,171

		23,433,222

Capital Markets — 2.2%
Ares Capital Corp.	105,955	1,665,613
Banca Generali SpA (Italy)	59,401	1,973,852
BlackRock, Inc.	42,150	21,652,877
FactSet Research Systems, Inc.(a)	40,227	7,754,157
Intercontinental Exchange, Inc.	106,772	7,533,832
Moody’s Corp.	20,573	3,036,781
Solar Capital Ltd.	81,637	1,649,884
UBS Group AG (Switzerland)*	217,988	4,005,041

		49,272,037

Chemicals — 1.9%
Agrium, Inc. (Canada)	18,951	2,179,365
DowDuPont, Inc.	189,049	13,464,070
LyondellBasell Industries NV (Class A Stock)	22,446	2,476,243
Orion Engineered Carbons SA (Luxembourg)	156,350	4,002,559
Praxair, Inc.	45,618	7,056,192
Sensient Technologies Corp.	41,765	3,055,110
Sherwin-Williams Co. (The)	18,762	7,693,170
Yara International ASA (Norway)	37,194	1,707,739

		41,634,448

Commercial Services & Supplies — 2.0%
ACCO Brands Corp.*	252,565	3,081,293

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies (continued)
Cintas Corp.	66,439	$10,353,189
Clean Harbors, Inc.*	134,303	7,279,223
Essendant, Inc.	78,645	729,039
Matthews International Corp. (Class A Stock)	51,065	2,696,232
Steelcase, Inc. (Class A Stock)	120,380	1,829,776
UniFirst Corp.	58,560	9,656,544
Waste Connections, Inc. (Canada)	81,683	5,794,592
Waste Management, Inc.	35,561	3,068,914

		44,488,802

Communications Equipment — 0.7%
Cisco Systems, Inc.	95,597	3,661,365
Motorola Solutions, Inc.	120,404	10,877,297
Nokia OYJ (Finland)	380,615	1,778,358

		16,317,020

Construction & Engineering — 0.4%
Primoris Services Corp.	63,490	1,726,293
Vinci SA (France)	61,898	6,319,251

		8,045,544

Construction Materials — 0.3%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	524,232	2,460,606
CRH PLC (Ireland)	81,071	2,909,632
LafargeHolcim Ltd. (Switzerland)*	27,358	1,540,853

		6,911,091

Consumer Finance — 1.0%
American Express Co.	150,333	14,929,570
Credit Acceptance Corp.*(a)	24,098	7,795,221

		22,724,791

Containers & Packaging — 2.3%
Ball Corp.(a)	253,393	9,590,925
Graphic Packaging Holding Co.	479,834	7,413,435
Greif, Inc. (Class A Stock)	74,030	4,484,737
International Paper Co.	124,986	7,241,689
Packaging Corp. of America	20,771	2,503,944
RPC Group PLC (United Kingdom)	636,411	7,559,409
Silgan Holdings, Inc.	143,708	4,223,578
Vidrala SA (Spain)	56,165	5,692,690
WestRock Co.	32,277	2,040,229

		50,750,636

Diversified Consumer Services — 0.3%
Kroton Educacional SA (Brazil)	896,944	4,975,361
New Oriental Education & Technology Group, Inc. (China), ADR	22,455	2,110,770

		7,086,131

Diversified Financial Services — 0.9%
Ackermans & van Haaren NV (Belgium)	12,003	2,089,078
Berkshire Hathaway, Inc. (Class B Stock)*	48,060	9,526,453
Cerved Information Solutions SpA (Italy)	584,137	7,424,640

		19,040,171

Diversified Telecommunication Services — 0.9%
BT Group PLC (United Kingdom)	483,166	1,770,937

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services (continued)
Hellenic Telecommunications Organization SA (Greece)	138,725	$1,911,675
Nippon Telegraph & Telephone Corp. (Japan)	145,955	6,861,944
Verizon Communications, Inc.	184,298	9,754,893

		20,299,449

Electric Utilities — 1.0%
Avangrid, Inc.(a)	132,683	6,711,106
Edison International	80,090	5,064,892
NextEra Energy, Inc.	54,047	8,441,601
SSE PLC (United Kingdom)	96,400	1,713,776
Westar Energy, Inc.	25,575	1,350,360

		23,281,735

Electrical Equipment — 0.8%
AMETEK, Inc.	67,988	4,927,090
Eaton Corp. PLC	38,340	3,029,243
Legrand SA (France)	33,627	2,585,200
Schneider Electric SE (France)*	46,000	3,899,892
Thermon Group Holdings, Inc.*(a)	135,974	3,218,505

		17,659,930

Electronic Equipment, Instruments & Components — 0.8%
Alps Electric Co. Ltd. (Japan)	85,300	2,426,391
Belden, Inc.	71,135	5,489,488
CTS Corp.	90,300	2,325,225
Keysight Technologies, Inc.*	89,120	3,707,392
ScanSource, Inc.*	41,390	1,481,762
Zebra Technologies Corp. (Class A Stock)*	22,256	2,310,173

		17,740,431

Energy Equipment & Services — 0.6%
Era Group, Inc.*	59,120	635,539
Schlumberger Ltd.	131,989	8,894,739
SEACOR Holdings, Inc.*	41,420	1,914,432
SEACOR Marine Holdings, Inc.*(a)	72,026	842,704

		12,287,414

Equity Real Estate Investment Trusts (REITs) — 2.7%
American Tower Corp.	98,887	14,108,208
Brixmor Property Group, Inc.	95,223	1,776,861
Corporate Office Properties Trust(a)	71,290	2,081,667
DiamondRock Hospitality Co.(a)	148,060	1,671,597
Education Realty Trust, Inc.(a)	81,490	2,845,631
Grivalia Properties REIC AE (Greece)	121,327	1,338,218
Hibernia REIT PLC (Ireland)	1,231,093	2,244,293
Park Hotels & Resorts, Inc.	82,146	2,361,698
Public Storage	70,312	14,695,208
Ramco-Gershenson Properties Trust(a)	243,890	3,592,500
STORE Capital Corp.	122,147	3,180,708
Summit Hotel Properties, Inc.	136,251	2,075,103
Unibail-Rodamco SE (France)	10,234	2,575,399
Weyerhaeuser Co.	152,493	5,376,903

		59,923,994

Food & Staples Retailing — 0.8%
Costco Wholesale Corp.	55,771	10,380,099
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	109,000	4,477,837

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (continued)
Smart & Final Stores, Inc.*(a)	283,150	$2,420,933

		17,278,869

Food Products — 1.9%
Ajinomoto Co., Inc. (Japan)	86,200	1,621,786
B&G Foods, Inc.(a)	53,184	1,869,418
CJ CheilJedang Corp. (South Korea)	15,887	5,432,313
Cranswick PLC (United Kingdom)	203,653	9,155,702
Ebro Foods SA (Spain)	117,285	2,745,058
Hershey Co. (The)	49,698	5,641,220
Hormel Foods Corp.(a)	98,613	3,588,527
Ingredion, Inc.	51,596	7,213,121
Pinnacle Foods, Inc.	45,054	2,679,361
Post Holdings, Inc.*(a)	42,060	3,332,414

		43,278,920

Gas Utilities — 0.9%
ENN Energy Holdings Ltd. (China)	253,000	1,799,453
New Jersey Resources Corp.(a)	28,720	1,154,544
Rubis SCA (France)	81,380	5,751,693
Spire, Inc.	23,545	1,769,407
UGI Corp.	166,058	7,796,423
WGL Holdings, Inc.	22,000	1,888,480

		20,160,000

Health Care Equipment & Supplies — 2.3%
Baxter International, Inc.	63,630	4,113,043
Haemonetics Corp.*	51,350	2,982,408
Hologic, Inc.*	54,708	2,338,767
ICU Medical, Inc.*	7,570	1,635,120
Insulet Corp.*	38,414	2,650,566
Medtronic PLC	269,246	21,741,615
Natus Medical, Inc.*(a)	36,930	1,410,726
STERIS PLC	174,052	15,224,328

		52,096,573

Health Care Providers & Services — 2.9%
AmerisourceBergen Corp.(a)	57,804	5,307,563
AMN Healthcare Services, Inc.*(a)	28,300	1,393,775
Cardinal Health, Inc.	173,568	10,634,511
Envision Healthcare Corp.*(a)	85,697	2,961,688
HCA Healthcare, Inc.*	54,236	4,764,090
Laboratory Corp. of America Holdings*	52,078	8,306,962
McKesson Corp.	96,975	15,123,251
Quest Diagnostics, Inc.	26,954	2,654,699
UnitedHealth Group, Inc.	39,661	8,743,664
Universal Health Services, Inc. (Class B Stock)	42,648	4,834,151

		64,724,354

Health Care Technology — 0.2%
Allscripts Healthcare Solutions, Inc.*	257,684	3,749,302

Hotels, Restaurants & Leisure — 1.4%
Choice Hotels International, Inc.	135,040	10,479,103
Dave & Buster’s Entertainment, Inc.*(a)	33,610	1,854,264
Hilton Worldwide Holdings, Inc.	63,003	5,031,420
McDonald’s Corp.	50,460	8,685,175
Melco Resorts & Entertainment Ltd. (Hong Kong), ADR	113,445	3,294,443
OPAP SA (Greece)	99,426	1,252,556

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
Sands China Ltd. (Hong Kong)	308,800	$1,589,469

		32,186,430

Household Durables — 2.0%
Cairn Homes PLC (Ireland)*	1,116,432	2,621,096
Helen of Troy Ltd.*	15,590	1,502,097
Neinor Homes SA (Spain), 144A*	226,098	4,959,260
Newell Brands, Inc.	120,770	3,731,793
NVR, Inc.*	6,415	22,505,231
Persimmon PLC (United Kingdom)	65,305	2,412,642
Toll Brothers, Inc.(a)	71,601	3,438,280
TRI Pointe Group, Inc.*(a)	175,740	3,149,261

		44,319,660

Household Products — 0.6%
Colgate-Palmolive Co.	163,838	12,361,577

Independent Power & Renewable Electricity Producers — 0.2%
China Longyuan Power Group Corp. Ltd. (China) (Class H Stock)	4,838,000	3,435,352

Industrial Conglomerates — 0.6%
3M Co.	33,189	7,811,695
Rheinmetall AG (Germany)	14,217	1,797,927
Siemens AG (Germany)	19,861	2,749,900

		12,359,522

Insurance — 7.1%
Alleghany Corp.*	13,852	8,257,039
Assicurazioni Generali SpA (Italy)	118,037	2,148,439
Assured Guaranty Ltd.	51,625	1,748,539
Chubb Ltd.	183,068	26,751,727
Cincinnati Financial Corp.	27,851	2,087,989
CNO Financial Group, Inc.	210,922	5,207,664
Enstar Group Ltd. (Bermuda)*	20,687	4,152,915
Fairfax Financial Holdings Ltd. (Canada)	22,855	12,170,060
FNF Group	98,860	3,879,266
Intact Financial Corp. (Canada)	88,407	7,384,130
Kemper Corp.	68,060	4,689,334
Markel Corp.*	17,466	19,896,045
Marsh & McLennan Cos., Inc.	145,654	11,854,779
MetLife, Inc.	236,995	11,982,467
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	171,000	1,773,624
Reinsurance Group of America, Inc.	22,310	3,478,798
Sony Financial Holdings, Inc. (Japan)	188,831	3,337,326
T&D Holdings, Inc. (Japan)	159,000	2,712,618
Torchmark Corp.	41,800	3,791,678
White Mountains Insurance Group Ltd.	9,715	8,270,185
Willis Towers Watson PLC	48,456	7,301,835
XL Group Ltd. (Bermuda)	53,283	1,873,430
Zurich Insurance Group AG (Switzerland)	12,858	3,909,393

		158,659,280

Internet & Direct Marketing Retail — 0.2%
Priceline Group, Inc. (The)*	674	1,171,237
Wayfair, Inc. (Class A Stock)*(a)	28,486	2,286,571

		3,457,808

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Internet Software & Services — 1.2%
Alibaba Group Holding Ltd. (China), ADR*(a)	9,921	$1,710,678
Alphabet, Inc. (Class C Stock)*	3,646	3,815,174
Cimpress NV (Netherlands)*(a)	11,525	1,381,617
CoStar Group, Inc.*	7,717	2,291,563
DeNA Co. Ltd. (Japan)	96,200	1,980,476
Facebook, Inc. (Class A Stock)*	18,683	3,296,802
GoDaddy, Inc. (Class A Stock)*	42,403	2,132,023
Mimecast Ltd.*	41,201	1,181,233
Tencent Holdings Ltd. (China)	32,804	1,697,868
Yandex NV (Russia) (Class A Stock)*	222,372	7,282,683

		26,770,117

IT Services — 2.9%
Accenture PLC (Class A Stock)	101,318	15,510,773
Amdocs Ltd.	74,901	4,904,517
Automatic Data Processing, Inc.	20,642	2,419,036
Black Knight, Inc.*	148,730	6,566,430
Booz Allen Hamilton Holding Corp.	86,009	3,279,523
CSRA, Inc.	67,603	2,022,682
DXC Technology Co.	75,628	7,177,097
Fidelity National Information Services, Inc.	41,179	3,874,532
FleetCor Technologies, Inc.*	6,091	1,172,091
Genpact Ltd.	111,640	3,543,454
Visa, Inc. (Class A Stock)(a)	96,471	10,999,623
WNS Holdings Ltd. (India), ADR*	88,410	3,547,893

		65,017,651

Machinery — 3.0%
Albany International Corp. (Class A Stock)	79,905	4,910,162
Allison Transmission Holdings, Inc.(a)	146,395	6,305,233
Alstom SA (France)	60,096	2,491,073
Caterpillar, Inc.	20,155	3,176,025
CIRCOR International, Inc.(a)	44,840	2,182,811
Deere & Co.	40,693	6,368,861
ESCO Technologies, Inc.	50,910	3,067,328
FANUC Corp. (Japan)	7,698	1,846,723
IDEX Corp.	91,749	12,108,116
Luxfer Holdings PLC (United Kingdom)	150,275	2,374,345
Middleby Corp. (The)*	31,468	4,246,607
Mueller Industries, Inc.	118,000	4,180,740
PACCAR, Inc.	113,657	8,078,740
TriMas Corp.*(a)	192,560	5,150,980

		66,487,744

Marine — 0.4%
Irish Continental Group PLC (Ireland), UTS	1,317,623	9,160,006

Media — 0.4%
CJ E&M Corp. (South Korea)	53,176	4,852,245
DISH Network Corp. (Class A Stock)*	54,630	2,608,583
SES SA (Luxembourg)	139,705	2,178,218

		9,639,046

Metals & Mining — 0.6%
Barrick Gold Corp. (Canada)	88,584	1,281,191
Compass Minerals International, Inc.(a)	44,111	3,187,020
First Quantum Minerals Ltd. (Zambia)	380,950	5,336,937
Glencore PLC (Switzerland)*	469,012	2,454,786

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
Klondex Mines Ltd. (Canada)*	232,511	$603,012

		12,862,946

Multiline Retail — 0.3%
Dollar General Corp.	39,341	3,659,106
Dollar Tree, Inc.*	32,030	3,437,139
Fred’s, Inc. (Class A Stock)(a)	113,440	459,432

		7,555,677

Multi-Utilities — 0.8%
E.ON SE (Germany)	235,292	2,549,658
Innogy SE (Germany), 144A	50,969	1,994,754
National Grid PLC (United Kingdom)	135,406	1,596,233
Sempra Energy	102,138	10,920,595

		17,061,240

Oil, Gas & Consumable Fuels — 2.5%
Canadian Natural Resources Ltd. (Canada), (NYSE)	101,149	3,613,042
Canadian Natural Resources Ltd. (Canada), (XTSE)	35,428	1,266,051
Chevron Corp.	31,145	3,899,043
Diamondback Energy, Inc.*	9,534	1,203,668
Dorian LPG Ltd.*(a)	134,566	1,106,133
EOG Resources, Inc.	30,578	3,299,672
Kinder Morgan, Inc.	618,887	11,183,288
Pembina Pipeline Corp. (Canada)(a)	107,700	3,896,586
PrairieSky Royalty Ltd. (Canada)	40,294	1,027,705
Raging River Exploration, Inc. (Canada)*	421,180	2,680,541
Resolute Energy Corp.*(a)	68,760	2,163,877
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	99,463	3,349,313
RSP Permian, Inc.*	48,810	1,985,591
Scorpio Tankers, Inc. (Monaco)(a)	562,890	1,716,815
Suncor Energy, Inc. (Canada)	280,713	10,307,781
TOTAL SA (France)	52,017	2,871,327
YPF SA (Argentina), ADR	55,327	1,267,542

		56,837,975

Paper & Forest Products — 0.6%
Deltic Timber Corp.	35,635	3,262,384
Domtar Corp.(a)	92,347	4,573,023
KapStone Paper and Packaging Corp.	179,171	4,065,390
Neenah Paper, Inc.(a)	27,700	2,511,005

		14,411,802

Personal Products — 0.6%
Unilever NV (United Kingdom)(a)	176,314	9,930,004
Unilever NV (United Kingdom), CVA	53,014	2,984,838

		12,914,842

Pharmaceuticals — 3.8%
AstraZeneca PLC (United Kingdom)	94,050	6,489,963
Bristol-Myers Squibb Co.	364,182	22,317,073
Eisai Co. Ltd. (Japan)	43,880	2,492,806
Eli Lilly & Co.	116,025	9,799,472
Hikma Pharmaceuticals PLC (Jordan)(a)	122,374	1,869,594
Merck & Co., Inc.	320,369	18,027,164
Novartis AG (Switzerland)	38,281	3,221,442
Ono Pharmaceutical Co. Ltd. (Japan)	228,955	5,325,885

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Roche Holding AG (Switzerland)	45,680	$11,550,433
Takeda Pharmaceutical Co. Ltd. (Japan)	34,580	1,957,839
Zoetis, Inc.	36,811	2,651,864

		85,703,535

Professional Services — 0.8%
Forrester Research, Inc.	57,040	2,521,167
FTI Consulting, Inc.*	100,230	4,305,881
Huron Consulting Group, Inc.*	54,100	2,188,345
ICF International, Inc.*	37,980	1,993,950
Mistras Group, Inc.*	106,680	2,503,780
Navigant Consulting, Inc.*	75,498	1,465,416
TransUnion*	33,968	1,866,881

		16,845,420

Real Estate Management & Development — 0.9%
Aedas Homes SAU (Spain), 144A*	41,767	1,533,488
BR Malls Participacoes SA (Brazil)	445,615	1,710,132
Daito Trust Construction Co. Ltd. (Japan)	51,358	10,463,226
Henderson Land Development Co. Ltd. (Hong Kong)	176,000	1,157,201
Nexity SA (France)*	29,024	1,726,466
StorageVault Canada, Inc. (Canada)	624,647	1,306,938
Tricon Capital Group, Inc. (Canada)	191,222	1,757,052

		19,654,503

Road & Rail — 3.7%
AMERCO	27,015	10,209,239
Canadian National Railway Co. (Canada)	309,916	25,555,126
CSX Corp.	40,231	2,213,107
DSV A/S (Denmark)	23,645	1,860,526
Genesee & Wyoming, Inc. (Class A Stock)*	154,828	12,189,608
J.B. Hunt Transport Services, Inc.	18,401	2,115,747
Kansas City Southern	19,787	2,081,988
Localiza Rent a Car SA (Brazil)	409,700	2,724,664
Union Pacific Corp.	171,036	22,935,928

		81,885,933

Semiconductors & Semiconductor Equipment — 1.6%
Analog Devices, Inc.	90,176	8,028,369
Intel Corp.	247,458	11,422,661
Marvell Technology Group Ltd. (Bermuda)(a)	257,328	5,524,832
Maxim Integrated Products, Inc.	46,056	2,407,808
Micron Technology, Inc.*	43,317	1,781,195
QUALCOMM, Inc.	66,149	4,234,859
Skyworks Solutions, Inc.	29,207	2,773,205

		36,172,929

Software — 2.2%
Descartes Systems Group, Inc. (The) (Canada)*	108,209	3,076,682
Microsoft Corp.	377,660	32,305,036
Nexon Co. Ltd. (Japan)*	60,447	1,752,980
NHN Entertainment Corp. (South Korea)*	40,326	2,575,170
Nintendo Co. Ltd. (Japan)	4,140	1,490,800
SS&C Technologies Holdings, Inc.	178,312	7,218,070
Workday, Inc. (Class A Stock)*(a)	15,463	1,573,206

		49,991,944

COMMON STOCKS (continued)	Shares	Value
Specialty Retail — 1.5%
Camping World Holdings, Inc. (Class A Stock)(a)	53,283	$2,383,349
CarMax, Inc.*	63,933	4,100,023
Cato Corp. (The) (Class A Stock)(a)	66,450	1,057,883
Home Depot, Inc. (The)	50,745	9,617,700
L Brands, Inc.(a)	39,798	2,396,636
TJX Cos., Inc. (The)(a)	184,742	14,125,373

		33,680,964

Technology Hardware, Storage & Peripherals — 0.5%
Catcher Technology Co. Ltd. (Taiwan)	203,080	2,225,290
Diebold Nixdorf, Inc.(a)	81,940	1,339,719
NetApp, Inc.	82,868	4,584,258
Samsung Electronics Co. Ltd. (South Korea)	1,245	2,958,010

		11,107,277

Textiles, Apparel & Luxury Goods — 0.9%
NIKE, Inc. (Class B Stock)	317,840	19,880,892

Thrifts & Mortgage Finance — 0.1%
Northwest Bancshares, Inc.	187,670	3,139,719

Tobacco — 0.9%
British American Tobacco PLC (United Kingdom)	125,446	8,479,980
Philip Morris International, Inc.	119,942	12,671,872

		21,151,852

Trading Companies & Distributors — 0.4%
Fastenal Co.(a)	92,024	5,032,793
GATX Corp.(a)	48,460	3,012,274
ITOCHU Corp. (Japan)	100,400	1,871,609

		9,916,676

Transportation Infrastructure — 0.2%
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	2,379,040	3,616,847
Sydney Airport (Australia)	243,095	1,333,891

		4,950,738

Water Utilities — 0.2%
Guangdong Investment Ltd. (China)	2,728,635	3,648,195

Wireless Telecommunication Services — 0.4%
KDDI Corp. (Japan)	108,965	2,706,640
Millicom International Cellular SA (Colombia), SDR	39,247	2,649,367
NTT DOCOMO, Inc. (Japan)	125,140	2,958,811
SoftBank Group Corp. (Japan)	13,500	1,068,802

		9,383,620

TOTAL COMMON STOCKS (cost $1,560,574,392)		1,898,714,110

PREFERRED STOCKS — 0.4%
Automobiles — 0.2%
Volkswagen AG (Germany) (PRFC)	27,354	5,433,394

Banks — 0.2%
Itau Unibanco Holding SA (Brazil) (PRFC)	334,500	4,293,814

TOTAL PREFERRED STOCKS (cost $9,284,582)		9,727,208

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Shares	Value
TOTAL LONG-TERM INVESTMENTS (cost $1,569,858,974)		$1,908,441,318

SHORT-TERM INVESTMENTS — 21.1%
AFFILIATED MUTUAL FUND — 6.3%
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $140,858,522; includes $140,681,924 of cash collateral for securities on loan)(b)(w)	140,846,854	140,846,854
UNAFFILIATED FUND — 13.4%
Morgan Stanley Institutional Liquidity Funds — Government Portfolio (cost $299,412,664)	299,412,664	299,412,664

OPTIONS PURCHASED~* — 1.4% (cost $65,123,010)		30,435,314

TOTAL SHORT-TERM INVESTMENTS (cost $505,394,196)		470,694,832

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 106.6% (cost $2,075,253,170)		2,379,136,150

Value
OPTIONS WRITTEN~* — (0.7)% (premiums received $33,263,103)	$(15,994,595)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 105.9% (cost $2,041,990,067)	2,363,141,555
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (5.9)%	(132,570,253)

NET ASSETS — 100.0%	$2,230,571,302

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $136,546,707; cash collateral of $140,681,924 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in net assets at market value:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index	Put	03/16/18	$2,175.00	2,681	268	$857,920
S&P 500 Index	Put	06/15/18	$2,525.00	2,512	251	10,731,264
S&P 500 Index	Put	09/21/18	$2,325.00	1,739	174	6,816,880
S&P 500 Index	Put	12/21/18	$2,400.00	1,865	187	12,029,250

Total Options Purchased						$30,435,314

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index	Put	03/16/18	$1,950.00	2,681	268	$(335,125)
S&P 500 Index	Put	06/15/18	$2,325.00	2,512	251	(5,589,200)
S&P 500 Index	Put	09/21/18	$2,075.00	1,739	174	(3,356,270)
S&P 500 Index	Put	12/21/18	$2,150.00	1,865	187	(6,714,000)

Total Options Written						$(15,994,595)

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
1,560	Mini MSCI Emerging Markets Index	Mar. 2018	$87,574,500	$90,768,600	$(3,194,100)
894	Russell 2000 Mini Index	Mar. 2018	67,910,220	68,681,550	(771,330)

					$(3,965,430)

Cash of $5,991,300 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$12,276,107	$11,290,558	$—
Air Freight & Logistics	18,879,536	2,218,908	—
Airlines	7,665,415	—	—
Auto Components	2,379,520	1,891,859	—
Automobiles	5,674,494	3,140,537	—
Banks	141,132,266	46,294,396	—
Beverages	10,388,792	19,259,311	—
Biotechnology	1,424,675	—	—
Building Products	14,509,682	8,923,540	—
Capital Markets	43,293,144	5,978,893	—
Chemicals	39,926,709	1,707,739	—
Commercial Services & Supplies	44,488,802	—	—
Communications Equipment	14,538,662	1,778,358	—
Construction & Engineering	1,726,293	6,319,251	—
Construction Materials	—	6,911,091	—
Consumer Finance	22,724,791	—	—
Containers & Packaging	37,498,537	13,252,099	—
Diversified Consumer Services	7,086,131	—	—
Diversified Financial Services	9,526,453	9,513,718	—
Diversified Telecommunication Services	9,754,893	10,544,556	—
Electric Utilities	21,567,959	1,713,776	—
Electrical Equipment	11,174,838	6,485,092	—
Electronic Equipment, Instruments & Components	15,314,040	2,426,391	—
Energy Equipment & Services	12,287,414	—	—
Equity Real Estate Investment Trusts (REITs)	53,766,084	6,157,910	—
Food & Staples Retailing	12,801,032	4,477,837	—
Food Products	24,324,061	18,954,859	—
Gas Utilities	12,608,854	7,551,146	—
Health Care Equipment & Supplies	52,096,573	—	—
Health Care Providers & Services	64,724,354	—	—
Health Care Technology	3,749,302	—	—
Hotels, Restaurants & Leisure	29,344,405	2,842,025	—
Household Durables	34,326,662	9,992,998	—
Household Products	12,361,577	—	—
Independent Power & Renewable Electricity Producers	—	3,435,352	—
Industrial Conglomerates	7,811,695	4,547,827	—
Insurance	144,777,880	13,881,400	—

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Internet & Direct Marketing Retail	$3,457,808	$—	$—
Internet Software & Services	23,091,773	3,678,344	—
IT Services	65,017,651	—	—
Machinery	62,149,948	4,337,796	—
Marine	—	9,160,006	—
Media	2,608,583	7,030,463	—
Metals & Mining	10,408,160	2,454,786	—
Multiline Retail	7,555,677	—	—
Multi-Utilities	10,920,595	6,140,645	—
Oil, Gas & Consumable Fuels	50,617,335	6,220,640	—
Paper & Forest Products	14,411,802	—	—
Personal Products	9,930,004	2,984,838	—
Pharmaceuticals	52,795,573	32,907,962	—
Professional Services	16,845,420	—	—
Real Estate Management & Development	6,307,610	13,346,893	—
Road & Rail	80,025,407	1,860,526	—
Semiconductors & Semiconductor Equipment	36,172,929	—	—
Software	44,172,994	5,818,950	—
Specialty Retail	33,680,964	—	—
Technology Hardware, Storage & Peripherals	5,923,977	5,183,300	—
Textiles, Apparel & Luxury Goods	19,880,892	—	—
Thrifts & Mortgage Finance	3,139,719	—	—
Tobacco	12,671,872	8,479,980	—
Trading Companies & Distributors	8,045,067	1,871,609	—
Transportation Infrastructure	—	4,950,738	—
Water Utilities	—	3,648,195	—
Wireless Telecommunication Services	—	9,383,620	—
Preferred Stocks
Automobiles	—	5,433,394	—
Banks	4,293,814	—	—
Affiliated Mutual Fund	140,846,854	—	—
Unaffiliated Fund	299,412,664	—	—
Options Purchased	30,435,314	—	—
Options Written	(15,994,595)	—	—
Other Financial Instruments*
Futures Contracts	(3,965,430)	—	—

Total	$1,992,792,013	$366,384,112	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Unaffiliated Mutual Fund	13.4%
Banks	8.6
Insurance	7.1
Affiliated Mutual Fund (6.3% represents investments purchased with collateral from securities on loan)	6.3
Pharmaceuticals	3.8
Road & Rail	3.7
Machinery	3.0
IT Services	2.9
Health Care Providers & Services	2.9
Equity Real Estate Investment Trusts (REITs)	2.7
Oil, Gas & Consumable Fuels	2.5

Health Care Equipment & Supplies	2.3%
Containers & Packaging	2.3
Software	2.2
Capital Markets	2.2
Commercial Services & Supplies	2.0
Household Durables	2.0
Food Products	1.9
Chemicals	1.9
Semiconductors & Semiconductor Equipment	1.6
Specialty Retail	1.5
Hotels, Restaurants & Leisure	1.4
Options Purchased	1.4

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Beverages	1.3%
Internet Software & Services	1.2
Aerospace & Defense	1.1
Building Products	1.1
Electric Utilities	1.0
Consumer Finance	1.0
Tobacco	0.9
Air Freight & Logistics	0.9
Diversified Telecommunication Services	0.9
Gas Utilities	0.9
Textiles, Apparel & Luxury Goods	0.9
Real Estate Management & Development	0.9
Diversified Financial Services	0.9
Electronic Equipment, Instruments & Components	0.8
Electrical Equipment	0.8
Food & Staples Retailing	0.8
Multi-Utilities	0.8
Professional Services	0.8
Communications Equipment	0.7
Paper & Forest Products	0.6
Automobiles	0.6
Personal Products	0.6
Metals & Mining	0.6
Household Products	0.6
Industrial Conglomerates	0.6

Energy Equipment & Services	0.6%
Technology Hardware, Storage & Peripherals	0.5
Trading Companies & Distributors	0.4
Media	0.4
Wireless Telecommunication Services	0.4
Marine	0.4
Construction & Engineering	0.4
Airlines	0.3
Multiline Retail	0.3
Diversified Consumer Services	0.3
Construction Materials	0.3
Transportation Infrastructure	0.2
Auto Components	0.2
Health Care Technology	0.2
Water Utilities	0.2
Internet & Direct Marketing Retail	0.2
Independent Power & Renewable Electricity Producers	0.2
Thrifts & Mortgage Finance	0.1
Biotechnology	0.1

106.6
Options Written	(0.7)
Liabilities in excess of other assets	(5.9)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instrument is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due from/to broker — variation margin futures	$3,965,430	*
Equity contracts	Unaffiliated investments	30,435,314	Options Written outstanding, at value	15,994,595

Total		$30,435,314		$19,960,025

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures
Equity contracts	$663,848	$(80,395,995)	$27,821,690	$(28,822,930)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures
Equity contracts	$(14,453,096)	$15,980,385	$(4,403,823)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Short Positions(3)
$64,532,604	$803,400	$145,477,292

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$136,546,707	$(136,546,707)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $136,546,707:
Unaffiliated investments (cost $1,934,394,648)	$2,238,289,296
Affiliated investments (cost $140,858,522)	140,846,854
Cash	59,671
Foreign currency, at value (cost $243,178)	244,640
Deposit with broker for futures	5,991,300
Dividends receivable	2,844,328
Tax reclaim receivable	1,357,307
Receivable for investments sold	575,445
Due from broker-variation margin futures	164,370
Receivable from affiliate	37,433
Receivable for fund share sold	620
Prepaid expenses	15,337

Total Assets	2,390,426,601

LIABILITIES:
Payable to broker for collateral for securities on loan	140,681,924
Options written outstanding, at value (premiums received $33,263,103)	15,994,595
Payable for investments purchased	1,670,703
Management fees payable	795,469
Foreign capital gains tax liability accrued	337,664
Accrued expenses and other liabilities	239,206
Distribution fee payable	91,830
Payable for fund share repurchased	43,525
Affiliated transfer agent fee payable	365
Deferred trustees’ fees	18

Total Liabilities	159,855,299

NET ASSETS	$2,230,571,302

Net assets were comprised of:
Paid-in capital	$1,489,758,674
Retained earnings	740,812,628

Net assets, December 31, 2017	$2,230,571,302

Net asset value and redemption price per share, $2,230,571,302 / 146,638,693 outstanding shares of beneficial interest	$15.21

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $1,393,482, of which $154,220 is reimbursable by an affiliate)	$40,376,536
Income from securities lending, net (including affiliated income of $307,704)	477,537

40,854,073

EXPENSES
Management fees	17,562,315
Distribution fee	5,422,840
Custodian and accounting fees	379,370
Trustees’ fees	31,107
Audit fee	29,191
Legal fees and expenses	17,528
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,275
Shareholders’ reports	6,300
Miscellaneous	82,314

Total expenses	23,538,240
Less: management fee waivers and/or expense reimbursement	(104,241)

Net expenses	23,433,999

NET INVESTMENT INCOME (LOSS)	17,420,074

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(23,414)) (net of foreign capital gains taxes $(403,550))	107,775,502
Futures transactions	(28,822,930)
Options written transactions	27,821,690
Foreign currency transactions	(82,354)

106,691,908

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(10,615)) (net of change in foreign capital gains taxes $(307,984))	140,290,464
Futures	(4,403,823)
Options written	15,980,385
Foreign currencies	175,914

152,042,940

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	258,734,848

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$276,154,922

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$17,420,074	$14,497,572
Net realized gain (loss) on investment and foreign currency transactions	106,691,908	40,463,489
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	152,042,940	54,118,148

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	276,154,922	109,079,209

FUND SHARE TRANSACTIONS:
Fund share sold [3,677,971 and 34,963,915 shares, respectively]	51,743,520	438,974,907
Fund share repurchased [13,184,285 and 47,586,950 shares, respectively]	(188,101,094)	(579,622,735)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(136,357,574)	(140,647,828)

CAPITAL CONTRIBUTIONS	—	480,782

TOTAL INCREASE (DECREASE) IN NET ASSETS	139,797,348	(31,087,837)
NET ASSETS:
Beginning of year	2,090,773,954	2,121,861,791

End of year	$2,230,571,302	$2,090,773,954

SEE NOTES TO FINANCIAL STATEMENTS.

A175

GLOSSARY

SCHEDULE OF INVESTMENTS	December 31, 2017

The following abbreviations are used in the annual report:

Currency:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Exchange:

FTSE	Financial Times Stock Exchange
JSE	Johannesburg Stock Exchange
MICEX	Moscow Interbank Currency Exchange
NYSE	New York Stock Exchange
OMXS	Sweden Stock Market Index
OTC	Over-the-counter
SGX	Singapore Exchange

Index:

Bovespa	Sao Paulo Stock Exchange Index
HSCEI	Hang Seng China Enterprises Index
KOSPI	Korean Stock Exchange Index
SET	Stock Exchange of Thailand SET Index
WIG20	Warsaw Stock Exchange Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
Q	Quarterly payment frequency for swaps
S	Semiannual payment frequency for swaps
ADR	American Depositary Receipt
BZDIOVRA	Brazil Interbank Deposit Rate
bps	Basis Points
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
EAFE	Europe, Australasia, Far East
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
HIBOR	Hong Kong Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
L1	Level 1
L2	Level 2
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
NASDAQ	National Association of Securities Dealers Automated Quotations
NVDR	Non-voting Depositary Receipt
OJSC	Open Joint-Stock Company
PJSC	Public Joint-Stock Company
PRFC	Preference Shares
REIT	Real Estate Investment Trust
S&P	Standard & Poor
SLM	Student Loan Mortgage
TIPS	Treasury Inflation Protected Securities
UTS	Unit Trust Security

SEE NOTES TO FINANCIAL STATEMENTS.

A176

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and at December 31, 2017 consisted of 89 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 26 Portfolios listed below together with their investment objectives. Each Portfolio is a diversified investment company except for AST Cohen & Steers Realty Portfolio and AST Templeton Global Bond Portfolio, each of which are non-diversified portfolios for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified portfolio. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified portfolio.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives and Subadvisers:

	Objective	Subadviser(s)
AST AQR Emerging Markets Equity Portfolio (“AQR Emerging Markets Equity”)	Long-term capital appreciation.	AQR Capital Management, LLC

AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”)	Maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.

AST Goldman Sachs Large-Cap Value Portfolio (“Goldman Sachs Large-Cap Value”)	Long-term growth of capital.	Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Mid-Cap Growth Portfolio (“Goldman Sachs Mid-Cap Growth”)	Long-term growth of capital.	Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Small-Cap Value Portfolio (“Goldman Sachs Small-Cap Value”)	Long-term capital appreciation.	Goldman Sachs Asset Management, L.P.

AST Hotchkis & Wiley Large-Cap Value Portfolio (“Hotchkis & Wiley Large-Cap Value“)	Current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC

AST International Growth Portfolio (“International Growth”)	Long-term growth of capital.	Jennison Associates, LLC / Neuberger Berman Investment Advisers, LLC / William Blair Investment Management, LLC

AST International Value Portfolio (“International Value”)	Capital growth.	Lazard Asset Management, LLC / LSV Asset Management

AST J.P. Morgan International Equity Portfolio (“J.P. Morgan International Equity”)	Capital growth.	J.P. Morgan Investment Management, Inc.

B1

	Objective	Subadviser(s)
AST Jennison Large-Cap Growth Portfolio (“Jennison Large-Cap Growth”)	Long-term growth of capital.	Jennison Associates, LLC

AST Loomis Sayles Large-Cap Growth Portfolio (“Loomis Sayles Large-Cap Growth”)	Capital growth.	Loomis, Sayles & Company, L.P.

AST MFS Global Equity Portfolio (“MFS Global Equity”)	Capital growth.	Massachusetts Financial Services Company (“MFS”)

AST MFS Growth Portfolio (“MFS Growth”)	Long-term growth of capital and future, rather than current, income.	MFS

AST MFS Large-Cap Value Portfolio (“MFS Large-Cap Value”)	Capital appreciation.	MFS

AST Neuberger Berman/LSV Mid-Cap Value Portfolio (“Neuberger Berman/LSV Mid-Cap Value”)	Capital growth.	LSV Asset Management / Neuberger Berman Investment Advisers, LLC

AST Parametric Emerging Markets Equity Portfolio (“Parametric Emerging Markets Equity”)	Long-term capital appreciation.	Parametric Portfolio Associates, LLC

AST QMA Large-Cap Portfolio (“QMA Large-Cap”)	Long-term capital appreciation.	Quantitative Management Associates, LLC (”QMA“) (a wholly-owned subsidiary of PGIM, Inc.)

AST Small-Cap Growth Portfolio (“Small-Cap Growth”)	Long-term capital growth.	Emerald Mutual Fund Advisers Trust / UBS Asset Management (Americas), Inc.

AST Small-Cap Growth Opportunities Portfolio (“Small-Cap Growth Opportunities”)	Capital growth.	Victory Capital Management, Inc./ Wellington Management Company, LLP

AST Small-Cap Value Portfolio (“Small-Cap Value”)	Long-term capital growth by investing primarily in small- capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. / LMCG Investments, LLC

AST T. Rowe Price Large-Cap Growth Portfolio (“T. Rowe Price Large-Cap Growth”)	Long-term capital growth by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.	T. Rowe Price Associates, Inc.

AST T. Rowe Price Large-Cap Value Portfolio (“T. Rowe Price Large-Cap Value”) formerly known as AST Value Equity Portfolio	Maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe Price Associates, Inc.

B2

	Objective	Subadviser(s)
AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”)	Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.	T. Rowe Price Associates, Inc.

AST Templeton Global Bond Portfolio (“Templeton Global Bond”)	Current income with capital appreciation and growth of income.	Franklin Advisers, Inc.

AST WEDGE Capital Mid-Cap Value Portfolio (“WEDGE Capital Mid-Cap Value”)	Capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management, LLP

AST Wellington Management Hedged Equity Portfolio (“Wellington Management Hedged Equity”)	To outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.	Wellington Management Company, LLP

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”) (formerly known as Prudential Investments LLC), the co-managers of the Trust (together the “Investment Manager”), with the exception of AQR Emerging Markets Equity for which PGIM Investments is the sole Investment Manager. Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official

B3

closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Participatory notes (”P-notes“) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the

B4

issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

P-notes:    Certain Portfolios may gain exposure to securities in certain foreign markets through investments in P-notes. Certain Portfolios may purchase P-notes due to restrictions applicable to foreign investors when investing directly in a foreign market. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. A Portfolio must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

B5

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in value of equities, prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Portfolios

B6

may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans:    Each Portfolio may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Trust, on behalf of certain Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

B7

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (”ISDA“) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2017, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios may hold warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities.

B8

Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Equity and Mortgage Real Estate Investment Trusts (REITs):    Certain Portfolios invest in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Concentration of Risk for REITs:    Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Portfolio will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Portfolio.

Master Limited Partnerships (MLPs):    Certain Portfolios invest in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (Participating Insurance Companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

B9

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2017, the Investment Manager has engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations. The Investment Manager has agreed to waive a portion of their management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with this agreement may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

	Management Fees	Effective Management Fees, Net of Waiver
AQR Emerging Markets Equity	0.9325% first $300 million; 0.9225% on next $200 million; 0.9125% on next $250 million; 0.9025% on next $2.5 billion; 0.8925% on next $2.75 billion; 0.8625% on next $4 billion; 0.8425% in excess of $10 billion	0.93%
Cohen & Steers Realty	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.76%
Goldman Sachs Large-Cap Value	0.5825% first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.55%
Goldman Sachs Mid-Cap Growth	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.71%

B10

	Management Fees	Effective Management Fees, Net of Waiver
Goldman Sachs Small-Cap Value	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.76%
Hotchkis & Wiley Large-Cap Value	0.5825% first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.56%
International Growth	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.80%
International Value	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.81%
J.P. Morgan International Equity	0.8325% first $75 million; 0.6825% on next $225 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.71%
Jennison Large-Cap Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.72%
Loomis Sayles Large-Cap Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.65%
MFS Global Equity	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.82%
MFS Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.72%
MFS Large-Cap Value	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.66%

B11

	Management Fees	Effective Management Fees, Net of Waiver
Neuberger Berman/LSV Mid-Cap Value	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $250 million; 0.6525% on next $2.25 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.72%
Parametric Emerging Markets Equity	0.9325% first $300 million; 0.9225% on next $200 million; 0.9125% on next $250 million; 0.9025% on next $2.5 billion; 0.8925% on next $2.75 billion; 0.8625% on next $4 billion; 0.8425% in excess of $10 billion	0.93%
QMA Large-Cap	0.5825% of first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.54%*
Small-Cap Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.72%
Small-Cap Growth Opportunities	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.77%
Small-Cap Value	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.72%
T. Rowe Price Large-Cap Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $250 million; 0.6525% on next $2.25 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.65%
T. Rowe Price Large-Cap Value	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.56%
T. Rowe Price Natural Resources	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.72%
Templeton Global Bond	0.6325% first $300 million; 0.6225% on next $200 million; 0.6125% on next $250 million; 0.6025% on next $2.5 billion; 0.5925% on next $2.75 billion; 0.5625% on next $4 billion; 0.5425% in excess of $10 billion	0.63%

B12

	Management Fees	Effective Management Fees, Net of Waiver
WEDGE Capital Mid-Cap Value	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.77%
Wellington Management Hedged Equity	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.80%

	Fee Waivers and/or Expense Limitations through June 30, 2017	Fee Waivers and/or Expense Limitations effective July 1, 2017
AQR Emerging Markets Equity	effective April 29, 2017 contractually limit expenses to 1.42% through June 30, 2018	contractually limit expenses to 1.42% through June 30, 2018
Cohen & Steers Realty	contractually waive 0.07% through June 30, 2017	contractually waive 0.06% through June 30, 2018
Goldman Sachs Large-Cap Value	contractually waive 0.013% through June 30, 2017 effective April 29, 2017 contractually limit expenses to 0.82% through June 30, 2018	contractually waive 0.013% through June 30, 2018 contractually limit expenses to 0.82% through June 30, 2018
Goldman Sachs Mid-Cap Growth	contractually waive 0.10% through June 30, 2017	contractually waive 0.10% through June 30, 2018
Goldman Sachs Small-Cap Value	contractually waive 0.013% through June 30, 2017	contractually waive 0.013% through June 30, 2018
International Growth	contractually waive 0.011% through June 30, 2017	contractually waive 0.011% through June 30, 2018
Loomis Sayles Large-Cap Growth	contractually waive 0.06% through June 30, 2017	contractually waive 0.06% through June 30, 2018
Neuberger Berman/LSV Mid-Cap Value	contractually waive 0.002% through June 30, 2017	contractually waive 0.002% through June 30, 2018
Small Cap Growth	contractually waive 0.004% through June 30, 2017	contractually waive 0.004% through June 30, 2018
T. Rowe Price Large-Cap Growth	contractually waive 0.01% through May 31, 2017	effective June 1, 2017 contractually waive 0.036% through June 30, 2018
T. Rowe Price Large-Cap Value	**	contractually waive 0.067% through June 30, 2018
T. Rowe Price Natural Resources	contractually waive 0.002% through May 31, 2017	effective June 1, 2017 contractually waive 0.012% through June 30, 2018
WEDGE Capital Mid-Cap Value	contractually waive 0.01% through June 30, 2017	contractually waive 0.01% through June 30, 2018
Wellington Management Hedged Equity	N/A	effective December 1, 2017, contractually waive 0.055% through June 30, 2019

*	The manager has voluntarily agreed to waive two-thirds of the incremental increase in their net management fee as a result of the underlying voluntary subadviser fee discount. For the year ended December 31, 2017 the manager waived 0.02%.

**	Through May 31, 2017, the contractual waiver was 0.15%. Effective June 1, 2017 through June 30, 2017 the contractual waiver was 0.156%.

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio.

B13

Certain Portfolios have entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2017, brokerage commission recaptured under these agreements was as follows:

Amount
AQR Emerging Markets Equity	$2,365
Cohen & Steers Realty	74,010
Goldman Sachs Large-Cap Value	9,157
Goldman Sachs Mid-Cap Growth	28,850
Goldman Sachs Small-Cap Value	24,397
International Growth	144,027
International Value	1,978
J.P. Morgan International Equity Portfolio	1,209
Jennison Large-Cap Growth	38,011
Loomis Sayles Large-Cap Growth	36,881
MFS Global Equity	7,880
MFS Growth	8,099
MFS Large-Cap Value	25,129
Neuberger Berman/LSV Mid-Cap Value	43,341
Small-Cap Growth	97,968
Small-Cap Growth Opportunities	4,522
Small-Cap Value	61,698
T. Rowe Price Large-Cap Growth	9,145
T. Rowe Price Large-Cap Value	7,261
T. Rowe Price Natural Resources	20,238
WEDGE Capital Mid-Cap Value	14,041
Wellington Management Hedged Equity	15,660

AST Investment Services, Inc., Jennison, PGIM Investments and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the ”Core Fund“) and their securities lending cash collateral in the Prudential Institutional Money Market Fund (the ”Money Market Fund“), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and ”Income from securities lending, net“, respectively.

For the reporting period ended December 31, 2017, PGIM, Inc. was compensated by PGIM Investments for managing the Portfolios’ securities lending cash collateral as subadviser to the Money Market Fund:

Amount
AQR Emerging Markets Equity	$13,033
Cohen & Steers Realty	36,796
Goldman Sachs Large-Cap Value	87,375
Goldman Sachs Mid-Cap Growth	117,085

B14

Amount
Goldman Sachs Small-Cap Value	$141,273
Hotchkis & Wiley Large-Cap Value	182,213
International Growth	139,247
International Value	38,415
J.P. Morgan International Equity	4,466
Jennison Large-Cap Growth	64,447
Loomis Sayles Large-Cap Growth	295,680
MFS Global Equity	39,500
MFS Growth	36,641
MFS Large-Cap Value	26,425
Neuberger Berman/LSV Mid-Cap Value	128,806
Parametric Emerging Markets Equity	14,846
QMA Large-Cap	32,173
Small-Cap Growth	211,592
Small-Cap Growth Opportunities	174,580
Small-Cap Value	134,834
T. Rowe Price Large-Cap Growth	155,760
T. Rowe Price Large-Cap Value	32,237
T. Rowe Price Natural Resources	47,259
WEDGE Capital Mid-Cap Value	60,495
Wellington Management Hedged Equity	105,956

In February 2016, Prudential, the parent company of the Investment Manager self reported to the Securities and Exchange Commission (”SEC“) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolios’ “Statement of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions”.

In addition to the above, Prudential has paid and continues to directly pay certain legal, audit and other charges in connection with the matter on behalf of the Portfolios.

The SEC Staff and other regulators continue to review the matter.

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The following Portfolios are reimbursed by Prudential for foreign withholding taxes for certain countries due to the Portfolios’ status as partnerships for tax purposes. The following amounts have been accrued or paid:

	2016 Withholding Tax	2017 Withholding Tax
AQR Emerging Markets Equity	$9,702	$31,910
Hotchkis & Wiley Large-Cap Value	—	3,459
International Growth	322,426	619,053
International Value	593,727	1,693,746
J.P. Morgan International Equity	102,532	205,479
MFS Global Equity	6,726	11,840
MFS Growth	—	54,615
Parametric Emerging Markets Equity	43,186	98,421
T. Rowe Price Large-Cap Growth	—	10,723
Wellington Management Hedged Equity	90,982	154,220

B15

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2017, were as follows:

	Cost of Purchases	Proceeds from Sales
AQR Emerging Markets Equity	$214,335,826	$253,278,355
Cohen & Steers Realty	515,981,657	557,122,671
Goldman Sachs Large-Cap Value	3,030,177,713	3,074,306,356
Goldman Sachs Mid-Cap Growth	746,243,808	812,471,237
Goldman Sachs Small-Cap Value	532,435,874	547,855,472
Hotchkis & Wiley Large-Cap Value	720,816,164	547,617,389
International Growth	1,092,277,431	1,141,165,544
International Value	484,841,636	446,705,621
J.P. Morgan International Equity	95,801,057	75,075,303
Jennison Large-Cap Growth	651,613,909	580,277,531
Loomis Sayles Large-Cap Growth	342,892,815	389,864,479
MFS Global Equity*	70,820,812	77,612,077
MFS Growth**	313,983,029	457,057,479
MFS Large-Cap Value***	428,209,729	206,083,560
Neuberger Berman/LSV Mid-Cap Value	254,217,228	253,404,343
Parametric Emerging Markets Equity	60,401,293	58,690,042
QMA Large-Cap	2,376,950,967	3,135,403,675
Small-Cap Growth	473,827,044	515,764,048
Small-Cap Growth Opportunities	442,037,314	503,668,664
Small-Cap Value	502,144,805	646,136,637
T. Rowe Price Large-Cap Growth****	1,169,694,277	903,973,413
T. Rowe Price Large-Cap Value*****	687,823,349	434,007,068
T. Rowe Price Natural Resources******	463,277,399	477,116,116
Templeton Global Bond	81,213,501	93,605,467
WEDGE Capital Mid-Cap Value	105,193,893	114,443,945
Wellington Management Hedged Equity*******	1,105,567,452	1,301,329,447

*	For the year ended December 31, 2017 the Portfolio purchases and sales transactions under Rule 17a-7, were $1,078,574 and $235,675 respectively. The Portfolio realized a gain of $5,430 as a result of Rule 17a-7 sales transactions.
**	For the year ended December 31, 2017 the Portfolio purchases and sales transactions under Rule 17a-7, were $96,834 and $2,544,535 respectively. The Portfolio realized a gain of $599,475 as a result of Rule 17a-7 sales transactions.
***	For the year ended December 31, 2017 the Portfolio purchases and sales transactions under Rule 17a-7, were $404,415 and $187,074 respectively. The Portfolio realized a loss of $8,191 as a result of Rule 17a-7 sales transactions.
****	For the year ended December 31, 2017 the Portfolio purchases and sales transactions under Rule 17a-7, were $2,741,167 and $2,208,367 respectively. The Portfolio realized a gain of $211,875 as a result of Rule 17a-7 sales transactions.
*****	For the year ended December 31, 2017 the Portfolio purchases and sales transactions under Rule 17a-7, were $241,344 and $0 respectively. There were no realized gains (losses) associated with these 17a-7 transactions during the reporting period.
******	For the year ended December 31, 2017 the Portfolio purchases and sales transactions under Rule 17a-7, were $0 and $196,193 respectively. The Portfolio realized a loss of $1,019 as a result of Rule 17a-7 sales transactions.
*******	For the year ended December 31, 2017 the Portfolio purchases and sales transactions under Rule 17a-7, were $5,854,787 and $0 respectively. There were no realized gains (losses) associated with these 17a-7 transactions during the reporting period.

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

B16

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. Each Portfolios’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Portfolios had another SCA that provided a commitment of $900 million and the Portfolios paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The following Portfolios utilized the SCA during the reporting period ended December 31, 2017. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2017
Cohen & Steers Realty	$743,765	2.35%	17	$2,073,000	$—
Goldman Sachs Large-Cap Value	1,388,000	2.02%	1	1,388,000	—
International Growth	734,250	2.46%	16	1,130,000	—
International Value	2,121,686	2.54%	86	11,736,000	387,000
Jennison Large-Cap Growth	2,632,154	2.30%	13	4,356,000	—
Loomis Sayles Large-Cap Growth	2,447,000	2.23%	1	2,447,000	—
MFS Large-Cap Value	378,000	2.23%	1	378,000	—
Neuberger Berman/LSV Mid-Cap Value	953,500	2.62%	2	1,093,000	—
Parametric Emerging Markets Equity	1,612,813	2.25%	16	3,646,000	—
QMA Large-Cap	1,164,800	2.24%	5	4,043,000	—
Small-Cap Growth	557,667	2.21%	6	897,000	—
Small-Cap Growth Opportunities	337,000	2.19%	4	542,000	—
Small-Cap Value	916,667	2.51%	9	1,775,000	—
T. Rowe Price Natural Resources	743,400	2.23%	5	2,692,000	—

8.	Capital and Ownership

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

B17

As of December 31, 2017, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Pruco Life Insurance Company (“PLAZ”) and Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

9.	Reorganization

On November 17, 2016, the Board approved Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of the AST Boston Partners Large-Cap Value Portfolio and AST QMA Emerging Markets Equity Portfolio (the “Merged Portfolios”) for shares of AST Goldman Sachs Large-Cap Value Portfolio and AST AQR Emerging Markets Equity Portfolio (the “Acquiring Portfolios) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved each Plan at a meeting on February 16, 2017 and each reorganization took place on April 28, 2017.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
AST Boston Partners Large-Cap Value Portfolio	$279,241,924	$211,667,766
AST QMA Emerging Markets Equity Portfolio	83,574,159	77,950,278

The purpose of the transactions was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on April 28, 2017:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST Boston Partners Large-Cap Value Portfolio	14,105,232	AST Goldman Sachs Large-Cap Value Portfolio	9,871,267	$290,610,158
AST QMA Emerging Markets Equity Portfolio	8,186,162	AST AQR Emerging Markets Equity Portfolio	7,350,419	79,752,175

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolios were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation on investments	Acquiring Portfolio	Net Assets
AST Boston Partners Large-Cap Value Portfolio	$290,610,158	$ 67,574,158	AST Goldman Sachs Large-Cap Value Portfolio	$1,797,609,903
AST QMA Emerging Markets Equity Portfolio	79,752,175	5,623,881	AST AQR Emerging Markets Equity Portfolio	144,422,222

Assuming the acquisitions had been completed on January 1, 2017, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2017 would have been as follows:

Acquiring Portfolio	Net investment income (loss) (a)	Net realized and unrealized gain (loss) on investments (b)	Net increase (decrease) in net assets resulting from operations
AST Goldman Sachs Large-Cap Value Portfolio	$30,668,475	$ 179,943,390	$210,611,865
AST AQR Emerging Markets Equity Portfolio	2,412,442	70,913,798	73,326,240

B18

(a)	Net investment income (loss) as reported in the Statement of Operations (Year ended December 31, 2017) of the Acquiring Portfolios, plus Net investment income from the Merged Portfolios pre-merger as follows: AST Boston Partners Large-Cap Value Portfolio $1,599,613 and AST QMA Emerging Markets Equity Portfolio $(57,952).
(b)	Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations (Year ended December 31, 2017) of the Acquiring Portfolios, plus net realized and unrealized gain (loss) on investments from the Merged Portfolios pre-merger as follows: AST Boston Partners Large-Cap Value Portfolio $21,189,772 and AST QMA Emerging Markets Equity Portfolio $11,549,448.

Since both the Merged Portfolios and the Acquiring Portfolios sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since April 28, 2017 for the Plan.

B19

Financial Highlights

	AST AQR Emerging Markets Equity Portfolio
	Year Ended December 31,					February 25, 2013(c) through December 31, 2013
	2017(d)	2016(d)		2015(d)	2014(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.50	$8.38		$9.92	$10.24	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.13	0.09		0.10	0.12	0.13
Net realized and unrealized gain (loss) on investments	3.19	1.03		(1.64)	(0.44)	0.11

Total from investment operations	3.32	1.12		(1.54)	(0.32)	0.24

Capital Contributions(e)	—	—	(f)	—	—	—

Net Asset Value, end of period	$12.82	$9.50		$8.38	$9.92	$10.24

Total Return(a)	34.95%	13.37	%(g)	(15.52)%	(3.13)%	2.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$271.0	$162.6		$158.9	$263.8	$174.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.39%	1.45%		1.37%	1.35%	1.40	%(h)
Expenses Before Waivers and/or Expense Reimbursement	1.39%	1.45%		1.37%	1.35%	1.40	%(h)
Net investment income (loss)	1.13%	0.99%		1.04%	1.16%	1.31	%(h)
Portfolio turnover rate	114%	81%		59%	69%	109	%(i)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Less than $0.005 per share.

(g)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(h)	Annualized.

(i)	Not annualized.

	AST Cohen & Steers Realty Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.89	$10.39		$9.91	$7.57	$7.34

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18	0.13		0.12	0.14	0.03
Net realized and unrealized gain (loss) on investments	0.50	0.37		0.36	2.20	0.20

Total from investment operations	0.68	0.50		0.48	2.34	0.23

Capital Contributions(d)	—	—	(e)	—	—	—

Net Asset Value, end of year	$11.57	$10.89		$10.39	$9.91	$7.57

Total Return(a)	6.24%	4.81	%(f)	4.84%	30.91%	3.13%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$655.8	$675.6		$759.1	$857.4	$677.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.04%	1.03%		1.03%	1.00%	1.04%
Expenses Before Waivers and/or Expense Reimbursement	1.10%	1.10%		1.10%	1.11%	1.11%
Net investment income (loss)	1.63%	1.19%		1.14%	1.46%	0.45%
Portfolio turnover rate	79%	88%		59%	48%	77%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Goldman Sachs Large-Cap Value Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014(c)	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$28.32	$25.39		$26.62	$23.53	$17.62

Income (Loss) From Investment Operations:
Net investment income (loss)	0.42	0.46		0.33	0.27	0.24
Net realized and unrealized gain (loss) on investments	2.34	2.44		(1.56)	2.82	5.67

Total from investment operations	2.76	2.90		(1.23)	3.09	5.91

Capital Contributions(d)	—	0.03		—	—	—

Net Asset Value, end of year	$31.08	$28.32		$25.39	$26.62	$23.53

Total Return(a)	9.75%	11.54	%(e)	(4.62)%	13.13%	33.54%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,221.1	$1,781.8		$2,124.9	$1,732.7	$1,652.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.81%	0.82%		0.82%	0.83%	0.84%
Expenses Before Waivers and/or Expense Reimbursement	0.82%	0.83%		0.83%	0.84%	0.85%
Net investment income (loss)	1.42%	1.80%		1.24%	1.09%	1.05%
Portfolio turnover rate	153%	132%		113%	74%	111%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 11.42%.

	AST Goldman Sachs Mid-Cap Growth Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.42	$7.30		$7.74	$6.94	$5.25

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)	(0.02)		(0.02)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	2.03	0.13		(0.42)	0.82	1.72

Total from investment operations	2.01	0.11		(0.44)	0.80	1.69

Capital Contributions(d)	—	0.01		—	—	—

Net Asset Value, end of year	$9.43	$7.42		$7.30	$7.74	$6.94

Total Return(a)	27.09%	1.64	%(e)	(5.68)%	11.53%	32.19%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,437.0	$1,182.8		$1,330.1	$712.6	$638.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.98%	0.98%		1.03%	1.03%	1.07%
Expenses Before Waivers and/or Expense Reimbursement	1.08%	1.08%		1.10%	1.11%	1.12%
Net investment income (loss)	(0.25)%	(0.21)%		(0.29)%	(0.25)%	(0.24)%
Portfolio turnover rate	57%	71%		128%	71%	51%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.50%.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Goldman Sachs Small-Cap Value Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.17	$17.03		$18.02	$16.81	$12.11

Income (Loss) From Investment Operations:
Net investment income (loss)	0.11	0.13		0.11	0.10	0.08
Net realized and unrealized gain (loss) on investments	2.47	4.00		(1.10)	1.11	4.62

Total from investment operations	2.58	4.13		(0.99)	1.21	4.70

Capital Contributions(d)	—	0.01		—	—	—

Net Asset Value, end of year	$23.75	$21.17		$17.03	$18.02	$16.81

Total Return(a)	12.19%	24.31	%(e)	(5.49)%	7.20%	38.81%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,024.5	$933.3		$800.7	$924.0	$877.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.04%		1.04%	1.05%	1.06%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.05%		1.05%	1.05%	1.06%
Net investment income (loss)	0.49%	0.71%		0.60%	0.55%	0.64%
Portfolio turnover rate	56%	70%		47%	48%	75%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 24.25%.

	AST Hotchkis & Wiley Large-Cap Value Portfolio
	Year Ended December 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$24.96	$20.83		$22.59	$19.86	$14.20

Income (Loss) From Investment Operations:
Net investment income (loss)	0.38	0.34		0.35	0.62	0.27
Net realized and unrealized gain (loss) on investments	4.42	3.75		(2.11)	2.11	5.39

Total from investment operations	4.80	4.09		(1.76)	2.73	5.66

Capital Contributions(d)	—	0.04		—	—	—

Net Asset Value, end of year	$29.76	$24.96		$20.83	$22.59	$19.86

Total Return(a)	19.23%	19.83	%(e)	(7.79)%	13.75%	39.86%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,883.9	$1,437.7		$1,489.4	$1,402.8	$1,309.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.83%	0.84%		0.84%	0.84%	0.79%
Expenses Before Waivers and/or Expense Reimbursement	0.83%	0.84%		0.84%	0.84%	0.84%
Net investment income (loss)	1.41%	1.57%		1.56%	2.95%	1.59%
Portfolio turnover rate	33%	43%		48%	43%	36%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 19.64%.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST International Growth Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.24	$13.76		$13.34	$14.12	$11.86

Income (Loss) From Investment Operations:
Net investment income (loss)	0.11	0.10		0.09	0.09	0.07
Net realized and unrealized gain (loss) on investments	4.58	(0.64)		0.33	(0.87)	2.19

Total from investment operations	4.69	(0.54)		0.42	(0.78)	2.26

Capital Contributions(d)	—	0.02		—	—	—

Net Asset Value, end of year	$17.93	$13.24		$13.76	$13.34	$14.12

Total Return(a)	35.42%	(3.78	)%(e)	3.15%	(5.52)%	19.06%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,577.2	$1,959.1		$2,223.8	$2,721.7	$2,857.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.08%	1.09%		1.09%	1.08%	1.11%
Expenses Before Waivers and/or Expense Reimbursement	1.09%	1.10%		1.10%	1.10%	1.12%
Net investment income (loss)	0.67%	0.78%		0.64%	0.66%	0.52%
Portfolio turnover rate	48%	61%		50%	56%	115%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (3.93)%.

	AST International Value Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.36	$17.26		$17.12	$18.35	$15.36

Income (Loss) From Investment Operations:
Net investment income (loss)	0.42	0.38		0.35	0.36	0.29
Net realized and unrealized gain (loss) on investments	3.54	(0.32)		(0.21)	(1.59)	2.70

Total from investment operations	3.96	0.06		0.14	(1.23)	2.99

Capital Contributions(d)	—	0.04		—	—	—

Net Asset Value, end of year	$21.32	$17.36		$17.26	$17.12	$18.35

Total Return(a)	22.81%	0.58	%(e)	0.82%	(6.70)%	19.47%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,321.7	$1,908.1		$2,029.2	$2,436.4	$2,544.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.10%	1.10%		1.11%	1.10%	1.11%
Expenses Before Waivers and/or Expense Reimbursement	1.10%	1.10%		1.11%	1.10%	1.11%
Net investment income (loss)	2.18%	2.26%		1.96%	2.10%	1.76%
Portfolio turnover rate	21%	28%		22%	79%	39%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 0.35%.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST J.P. Morgan International Equity Portfolio
	Year Ended December 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$23.76	$23.31		$23.98	$25.61	$22.20

Income (Loss) From Investment Operations:
Net investment income (loss)	0.43	0.42		0.41	0.72	0.38
Net realized and unrealized gain (loss) on investments	6.61	(0.02)		(1.08)	(2.35)	3.03

Total from investment operations	7.04	0.40		(0.67)	(1.63)	3.41

Capital Contributions(d)	—	0.05		—	—	—

Net Asset Value, end of year	$30.80	$23.76		$23.31	$23.98	$25.61

Total Return(a)	29.63%	1.93	%(e)	(2.79)%	(6.36)%	15.36%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$481.2	$359.2		$389.2	$427.7	$467.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.01%	1.03%		1.02%	1.02%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.01%	1.03%		1.02%	1.02%	1.03%
Net investment income (loss)	1.57%	1.81%		1.63%	2.84%	1.60%
Portfolio turnover rate	18%	24%		13%	12%	15%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.72%.

	AST Jennison Large-Cap Growth Portfolio
	Year Ended December 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$22.86	$23.20		$20.97	$19.15	$14.03

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.03)	(0.03)		(0.06)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	8.22	(0.31)		2.29	1.87	5.15

Total from investment operations	8.19	(0.34)		2.23	1.82	5.12

Capital Contributions(e)	—	—	(d)	—	—	—

Net Asset Value, end of year	$31.05	$22.86		$23.20	$20.97	$19.15

Total Return(a)	35.83%	(1.47	)%(f)	10.63%	9.50%	36.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,152.0	$784.0		$1,097.4	$711.3	$815.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%	1.00%		0.99%	1.00%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	0.99%	1.00%		0.99%	1.00%	1.01%
Net investment income (loss)	(0.12)%	(0.15)%		(0.27)%	(0.24)%	(0.19)%
Portfolio turnover rate	61%	42%		36%	34%	46%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST Loomis Sayles Large-Cap Growth Portfolio
	Year Ended December 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$37.50	$35.52		$32.27	$29.18	$21.36

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18	0.22		0.17	0.16	0.01
Net realized and unrealized gain (loss) on investments	12.19	1.71		3.08	2.93	7.81

Total from investment operations	12.37	1.93		3.25	3.09	7.82

Capital Contributions(d)	—	0.05		—	—	—

Net Asset Value, end of year	$49.87	$37.50		$35.52	$32.27	$29.18

Total Return(a)	32.99%	5.57	%(e)	10.07%	10.59%	36.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,954.2	$2,292.9		$2,434.0	$2,957.4	$2,156.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.91%	0.92%		0.92%	0.92%	0.96%
Expenses Before Waivers and/or Expense Reimbursement	0.97%	0.98%		0.98%	0.98%	0.99%
Net investment income (loss)	0.41%	0.61%		0.49%	0.53%	0.05%
Portfolio turnover rate	13%	13%		10%	37%	146%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 5.43%.

	AST MFS Global Equity Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.57	$15.47		$15.70	$15.15	$11.87

Income (Loss) From Investment Operations:
Net investment income (loss)	0.15	0.13		0.13	0.14	0.11
Net realized and unrealized gain (loss) on investments	3.80	0.95		(0.36)	0.41	3.17

Total from investment operations	3.95	1.08		(0.23)	0.55	3.28

Capital Contributions(d)	—	0.02		—	—	—

Net Asset Value, end of year	$20.52	$16.57		$15.47	$15.70	$15.15

Total Return(a)	23.84%	7.11	%(e)	(1.46)%	3.63%	27.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$753.5	$614.9		$619.9	$643.9	$594.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.11%	1.13%		1.12%	1.13%	1.14%
Expenses Before Waivers and/or Expense Reimbursement	1.11%	1.13%		1.12%	1.13%	1.14%
Net investment income (loss)	0.81%	0.81%		0.80%	0.96%	0.80%
Portfolio turnover rate	10%	28%		17%	11%	13%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 6.98%.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST MFS Growth Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.14	$17.80		$16.59	$15.27	$11.17

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)	(0.03)		(0.02)	(0.01)	— (d)
Net realized and unrealized gain (loss) on investments	5.59	0.36		1.23	1.33	4.10

Total from investment operations	5.57	0.33		1.21	1.32	4.10

Capital Contributions(e)	—	0.01		—	—	—

Net Asset Value, end of year	$23.71	$18.14		$17.80	$16.59	$15.27

Total Return(a)	30.71%	1.91	%(f)	7.29%	8.64%	36.71%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,217.1	$1,069.7		$1,182.3	$1,417.5	$1,371.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%	0.99%		0.99%	0.99%	0.89%
Expenses Before Waivers and/or Expense Reimbursement	0.99%	0.99%		0.99%	0.99%	1.00%
Net investment income (loss)	(0.11)%	(0.16)%		(0.12)%	(0.08)%	(0.02)%
Portfolio turnover rate	29%	29%		30%	37%	42%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.85%.

	AST MFS Large-Cap Value Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.13	$15.10		$15.21	$13.80	$10.26

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.24		0.22	0.28	0.17
Net realized and unrealized gain (loss) on investments	2.73	1.79		(0.33)	1.13	3.37

Total from investment operations	2.97	2.03		(0.11)	1.41	3.54

Capital Contributions(d)	—	—	(e)	—	—	—

Net Asset Value, end of year	$20.10	$17.13		$15.10	$15.21	$13.80

Total Return(a)	17.34%	13.44	%(f)	(0.72)%	10.22%	34.50%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,579.2	$1,160.4		$587.6	$626.4	$559.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%	0.95%		0.96%	0.97%	0.97%
Expenses Before Waivers and/or Expense Reimbursement	0.93%	0.95%		0.96%	0.97%	0.98%
Net investment income (loss)	1.29%	1.47%		1.45%	2.01%	1.45%
Portfolio turnover rate	16%	33%		17%	14%	50%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	Year Ended December 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$30.68	$25.95		$27.50	$24.07	$16.95

Income (Loss) From Investment Operations:
Net investment income (loss)	0.40	0.34		0.39	0.27	0.31
Net realized and unrealized gain (loss) on investments	3.83	4.36		(1.94)	3.16	6.81

Total from investment operations	4.23	4.70		(1.55)	3.43	7.12

Capital Contributions(d)	—	0.03		—	—	—

Net Asset Value, end of year	$34.91	$30.68		$25.95	$27.50	$24.07

Total Return(a)	13.79%	18.23	%(e)	(5.64)%	14.25%	42.01%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,009.1	$918.5		$810.2	$993.2	$945.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%	1.00%		1.00%	1.00%	1.01%
Expenses Before Waivers and/or Expense Reimbursement	0.99%	1.00%		1.00%	1.00%	1.01%
Net investment income (loss)	1.23%	1.25%		1.43%	1.04%	1.47%
Portfolio turnover rate	27%	30%		22%	20%	29%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 18.11%.

	AST Parametric Emerging Markets Equity Portfolio
	Year Ended December 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$8.00	$7.12		$8.55	$8.97	$8.95

Income (Loss) From Investment Operations:
Net investment income (loss)	0.12	0.10		0.12	0.12	0.10
Net realized and unrealized gain (loss) on investments	1.99	0.78		(1.55)	(0.54)	(0.08)

Total from investment operations	2.11	0.88		(1.43)	(0.42)	0.02

Capital Contributions(d)	—	—	(e)	—	—	—

Net Asset Value, end of year	$10.11	$8.00		$7.12	$8.55	$8.97

Total Return(a)	26.38%	12.36	%(f)	(16.73)%	(4.68)%	0.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$510.5	$411.7		$401.9	$583.9	$682.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.39%	1.48%		1.45%	1.42%	1.41%
Expenses Before Waivers and/or Expense Reimbursement	1.39%	1.48%		1.45%	1.42%	1.42%
Net investment income (loss)	1.30%	1.28%		1.42%	1.31%	1.16%
Portfolio turnover rate	13%	34%		12%	9%	28%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST QMA Large-Cap Portfolio
	Year Ended December 31,					April 29, 2013(c) through December 31, 2013
	2017(d)	2016(d)		2015(d)	2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$15.32	$13.82		$13.61	$11.81	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17	0.19		0.20	0.16	0.10
Net realized and unrealized gain (loss) on investments	3.11	1.31		0.01	1.64	1.71

Total from investment operations	3.28	1.50		0.21	1.80	1.81

Capital Contributions(e)	—	—	(f)	—	—	—

Net Asset Value, end of period	$18.60	$15.32		$13.82	$13.61	$11.81

Total Return(a)	21.41%	10.85	%(g)	1.54%	15.24%	18.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,653.6	$2,946.6		$2,904.4	$2,791.5	$2,622.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.81%	0.80%		0.81%	0.81%	0.82	%(h)
Expenses Before Waivers and/or Expense Reimbursement	0.82%	0.82%		0.82%	0.83%	0.83	%(h)
Net investment income (loss)	1.05%	1.34%		1.45%	1.19%	1.34	%(h)
Portfolio turnover rate	87%	90%		96%	89%	77	%(i)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Less than $0.005 per share.

(g)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(h)	Annualized.

(i)	Not annualized.

	AST Small-Cap Growth Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014(c)	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$35.92	$32.05		$31.80	$30.63	$22.66

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.19)	(0.10)		(0.20)	(0.16)	(0.07)
Net realized and unrealized gain (loss) on investments	8.78	3.96		0.45	1.33	8.04

Total from investment operations	8.59	3.86		0.25	1.17	7.97

Capital Contributions(d)	—	0.01		—	—	—

Net Asset Value, end of year	$44.51	$35.92		$32.05	$31.80	$30.63

Total Return(a)	23.91%	12.07	%(e)	0.79%	3.82%	35.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$884.2	$756.0		$737.4	$866.6	$894.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%	1.00%		1.00%	1.01%	1.01%
Expenses Before Waivers and/or Expense Reimbursement	0.99%	1.01%		1.00%	1.01%	1.01%
Net investment income (loss)	(0.49)%	(0.31)%		(0.59)%	(0.52)%	(0.29)%
Portfolio turnover rate	60%	91%		46%	87%	63%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 12.04%.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST Small-Cap Growth Opportunities Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.53	$14.41		$14.23	$13.56	$9.63

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.08)	(0.04)		(0.04)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	4.37	1.15		0.22	0.70	3.98

Total from investment operations	4.29	1.11		0.18	0.67	3.93

Capital Contributions(d)	—	0.01		—	—	—

Net Asset Value, end of year	$19.82	$15.53		$14.41	$14.23	$13.56

Total Return(a)	27.62%	7.77	%(e)	1.26%	4.94%	40.81%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$852.4	$722.2		$746.8	$801.8	$827.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.05%	1.06%		1.05%	1.07%	1.08%
Expenses Before Waivers and/or Expense Reimbursement	1.05%	1.06%		1.05%	1.07%	1.09%
Net investment income (loss)	(0.47)%	(0.27)%		(0.24)%	(0.12)%	(0.44)%
Portfolio turnover rate	57%	71%		69%	184%	84%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.70%.

	AST Small-Cap Value Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014(c)	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.68	$20.65		$21.58	$20.50	$14.92

Income (Loss) From Investment Operations:
Net investment income (loss)	0.14	0.11		0.15	0.12	0.14
Net realized and unrealized gain (loss) on investments	1.82	5.88		(1.08)	0.96	5.44

Total from investment operations	1.96	5.99		(0.93)	1.08	5.58

Capital Contributions(d)	—	0.04		—	—	—

Net Asset Value, end of year	$28.64	$26.68		$20.65	$21.58	$20.50

Total Return(a)	7.35%	29.20	%(e)	(4.31)%	5.27%	37.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$978.6	$1,065.6		$940.6	$1,156.7	$1,220.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%	1.00%		1.00%	1.00%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	0.99%	1.00%		1.00%	1.00%	1.01%
Net investment income (loss)	0.53%	0.49%		0.72%	0.57%	0.73%
Portfolio turnover rate	50%	52%		63%	36%	65%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 29.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

Financial Highlights

	AST T. Rowe Price Large-Cap Growth Portfolio
	Year Ended December 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$25.13	$24.47		$22.33	$20.61	$14.31

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)	(0.01)		(0.07)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	9.54	0.65		2.21	1.79	6.35

Total from investment operations	9.52	0.64		2.14	1.72	6.30

Capital Contributions(d)	—	0.02		—	—	—

Net Asset Value, end of year	$34.65	$25.13		$24.47	$22.33	$20.61

Total Return(a)	37.88%	2.70	%(e)	9.58%	8.35%	44.03%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,621.5	$1,663.8		$1,978.9	$1,796.0	$1,884.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.92%	0.95%		0.95%	0.95%	0.95%
Expenses Before Waivers and/or Expense Reimbursement	0.94%	0.96%		0.96%	0.97%	0.97%
Net investment income (loss)	(0.08)%	(0.06)%		(0.31)%	(0.34)%	(0.29)%
Portfolio turnover rate	41%	42%		47%	52%	44%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 2.62%.

	AST T. Rowe Price Large-Cap Value Portfolio
	Year Ended December 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$12.99	$12.24		$13.03	$12.83	$9.53

Income (Loss) From Investment Operations:
Net investment income (loss)	0.23	0.20		0.16	0.16	0.13
Net realized and unrealized gain (loss) on investments	1.92	0.54		(0.95)	0.04	3.17

Total from investment operations	2.15	0.74		(0.79)	0.20	3.30

Capital Contributions(d)	—	0.01		—	—	—

Net Asset Value, end of year	$15.14	$12.99		$12.24	$13.03	$12.83

Total Return(a)	16.55%	6.13	%(e)	(6.06)%	1.56%	34.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,272.0	$860.7		$708.5	$827.4	$855.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.83%	0.81%		0.80%	0.86%	0.94%
Expenses Before Waivers and/or Expense Reimbursement	0.94%	0.96%		0.95%	0.95%	0.97%
Net investment income (loss)	1.65%	1.63%		1.27%	1.22%	1.18%
Portfolio turnover rate	41%	167%		63%	62%	138%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 6.05%.

SEE NOTES TO FINANCIAL STATEMENTS.

C11

Financial Highlights

	AST T. Rowe Price Natural Resources Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.96	$16.82		$20.83	$22.73	$19.70

Income (Loss) From Investment Operations:
Net investment income (loss)	0.41	0.21		0.17	0.15	0.11
Net realized and unrealized gain (loss) on investments	1.75	3.90		(4.18)	(2.05)	2.92

Total from investment operations	2.16	4.11		(4.01)	(1.90)	3.03

Capital Contributions(d)	—	0.03		—	—	—

Net Asset Value, end of year	$23.12	$20.96		$16.82	$20.83	$22.73

Total Return(a)	10.31%	24.61	%(e)	(19.25)%	(8.36)%	15.38%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$543.1	$528.5		$416.5	$579.4	$665.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.03%		1.04%	1.02%	1.02%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.03%		1.04%	1.02%	1.02%
Net investment income (loss)	1.94%	1.09%		0.85%	0.55%	0.51%
Portfolio turnover rate	84%	93%		87%	68%	65%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 24.43%.

	AST Templeton Global Bond Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014(c)	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.78	$10.33		$10.83	$10.77	$11.19

Income (Loss) From Investment Operations:
Net investment income (loss)	0.42	0.28		0.21	0.18	0.15
Net realized and unrealized gain (loss) on investments	(0.20)	0.17		(0.71)	(0.12)	(0.57)

Total from investment operations	0.22	0.45		(0.50)	0.06	(0.42)

Capital Contributions(d)	—	—	(e)	—	—	—

Net Asset Value, end of year	$11.00	$10.78		$10.33	$10.83	$10.77

Total Return(a)	2.04%	4.36	%(f)	(4.62)%	0.56%	(3.75)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$360.8	$340.5		$352.6	$661.2	$578.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.95%	0.98%		0.97%	0.96%	0.95%
Expenses Before Waivers and/or Expense Reimbursement	0.95%	0.98%		0.97%	0.97%	0.98%
Net investment income (loss)	3.80%	2.69%		1.98%	1.62%	1.58%
Portfolio turnover rate	36%	68%		60%	54%	139%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C12

Financial Highlights

	AST WEDGE Capital Mid-Cap Value Portfolio
	Year Ended December 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$21.75	$19.08		$20.43	$17.77	$13.41

Income (Loss) From Investment Operations:
Net investment income (loss)	0.17	0.25		0.20	0.11	0.13
Net realized and unrealized gain (loss) on investments	3.86	2.39		(1.55)	2.55	4.23

Total from investment operations	4.03	2.64		(1.35)	2.66	4.36

Capital Contributions(d)	—	0.03		—	—	—

Net Asset Value, end of year	$25.78	$21.75		$19.08	$20.43	$17.77

Total Return(a)	18.53%	13.99	%(e)	(6.61)%	14.97%	32.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$426.2	$373.2		$359.5	$459.3	$436.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.06%	1.06%		1.07%	1.08%	1.07%
Expenses Before Waivers and/or Expense Reimbursement	1.07%	1.07%		1.07%	1.08%	1.07%
Net investment income (loss)	0.74%	1.29%		0.96%	0.56%	0.87%
Portfolio turnover rate	27%	35%		58%	21%	21%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 13.83%.

	AST Wellington Management Hedged Equity Portfolio
	Year Ended December 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$13.39	$12.57		$12.65	$11.99	$9.95

Income (Loss) From Investment Operations:
Net investment income (loss)	0.11	0.09		0.08	0.11	0.08
Net realized and unrealized gain (loss) on investments	1.71	0.73		(0.16)	0.55	1.96

Total from investment operations	1.82	0.82		(0.08)	0.66	2.04

Capital Contributions(d)	—	—	(e)	—	—	—

Net Asset Value, end of year	$15.21	$13.39		$12.57	$12.65	$11.99

Total Return(a)	13.59%	6.52	%(f)	(0.63)%	5.50%	20.50%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,230.6	$2,090.8		$2,121.9	$2,228.3	$1,843.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.08%	1.09%		1.09%	0.99%	0.97%
Expenses Before Waivers and/or Expense Reimbursement	1.09%	1.09%		1.09%	1.10%	1.12%
Net investment income (loss)	0.80%	0.71%		0.62%	0.90%	0.74%
Portfolio turnover rate	59%	65%		55%	76%	56%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of AST AQR Emerging Markets Equity Portfolio, AST Cohen & Steers Realty Portfolio, AST Goldman Sachs Large-Cap Value Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST Hotchkis & Wiley Large-Cap Value Portfolio, AST International Growth Portfolio, AST International Value Portfolio, AST J.P. Morgan International Equity Portfolio, AST Jennison Large-Cap Growth Portfolio, AST Loomis Sayles Large-Cap Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST MFS Large-Cap Value Portfolio, AST Neuberger Berman/LSV Mid-Cap Value Portfolio, AST Parametric Emerging Markets Equity Portfolio, AST QMA Large-Cap Portfolio, AST Small-Cap Growth Portfolio, AST Small-Cap Growth Opportunities Portfolio, AST Small-Cap Value Portfolio, AST T. Rowe Price Large-Cap Growth Portfolio, AST T. Rowe Price Large-Cap Value Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST Templeton Global Bond Portfolio, AST WEDGE Capital Mid-Cap Value Portfolio, and AST Wellington Management Hedged Equity Portfolio (the “Portfolios”), each a portfolio of Advanced Series Trust, including the schedules of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Insurance investment companies since 2003.

New York, New York

February 16, 2018

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Advanced Series Trust (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Overseen by Trustee	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 50) Trustee Since February 2011	Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	107	Director of NextEra Energy Partners, LP (NYSE: NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 68) Trustee Since January 2013	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	107	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 58) Trustee Since September 2014	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	107	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 67) Trustee Since January 2013	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	107	None

E1

Independent Trustees
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Overseen by Trustee	Other Directorships Held by Trustee**
Stephen M. Chipman* (Age: 56) Trustee Since January 2018	Chief Executive Officer of Radius GGE (USA), Inc. (Since June 2016); formerly, Senior Vice Chairman (December 2014-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	107	None
Robert F. Gunia* (Age: 71) Trustee Since July 2003	Director of ICI Mutual Insurance Company (June 2016-present); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	107	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 76) Trustee Since July 2003 Independent Chair Since July 2003	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	107	None
Thomas M. O’Brien* (Age: 67) Trustee Since July 2003	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	107	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 52) Trustee Since October 2009	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	107	None

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Edward C. Merrill, IV, CFA* (33) Vice President Trust Officer Since June 2017	Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).
Raymond A. O’Hara* (62) Chief Legal Officer Trust Officer Since June 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (42) Chief Compliance Officer Trust Officer Since 2014	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Mutual Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.
Deborah A. Docs* (60) Secretary Trust Officer Since May 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (59) Assistant Secretary Trust Officer Since May 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (43) Assistant Secretary Trust Officer Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French* (55) Assistant Secretary Trust Officer Since October 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (43) Assistant Secretary Trust Officer Since May 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (54) Treasurer and Principal Financial & Accounting Officer Trust Officer Since February 2006	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).
Peter Parrella* (59) Assistant Treasurer Trust Officer Since June 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (50) Assistant Treasurer Trust Officer Since April 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (56) Assistant Treasurer Trust Officer Since April 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Charles H. Smith* (45) Anti-Money Laundering Compliance Officer Trust Officer Since January 2017	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).
Alina Srodecka, CPA* (51) Assistant Treasurer Trust Officer Since June 2017	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800) SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

PRSRT STD

U.S. POSTAGE

PAID

DWIGHT, IL

PERMIT NO. 3

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

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©2018 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-A

Advanced Series Trust

ANNUAL REPORT	December 31, 2017

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Bond Portfolio 2017

AST Bond Portfolio 2018

AST Bond Portfolio 2019

AST Bond Portfolio 2020

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Bond Portfolio 2028

AST Global Real Estate Portfolio

AST High Yield Portfolio

AST Investment Grade Bond Portfolio

AST Lord Abbett Core Fixed Income Portfolio

AST Prudential Core Bond Portfolio

AST QMA US Equity Alpha Portfolio

AST Quantitative Modeling Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2017

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS

∎	BENCHMARK GLOSSARY

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Bond Portfolio 2017	A1
	AST Bond Portfolio 2018	A3
	AST Bond Portfolio 2019	A14
	AST Bond Portfolio 2020	A25
	AST Bond Portfolio 2021	A36
	AST Bond Portfolio 2022	A48
	AST Bond Portfolio 2023	A61
	AST Bond Portfolio 2024	A73
	AST Bond Portfolio 2025	A85
	AST Bond Portfolio 2026	A93
	AST Bond Portfolio 2027	A107
	AST Bond Portfolio 2028	A121
	AST Global Real Estate Portfolio	A130
	AST High Yield Portfolio	A134
	AST Investment Grade Bond Portfolio	A167
	AST Lord Abbett Core Fixed Income Portfolio	A189
	AST Prudential Core Bond Portfolio	A207
	AST QMA US Equity Alpha Portfolio	A251
	AST Quantitative Modeling Portfolio	A265
	AST Western Asset Core Plus Bond Portfolio	A268
	AST Western Asset Emerging Markets Debt Portfolio	A312
	Glossary	A325

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2017

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2018

Market Overview — unaudited	Annual Report	December 31, 2017

Equity Market Overview

Stocks markets around the world rallied in 2017 bolstered by reports of accelerating global economic growth. Equities in emerging markets posted the best returns. In the United States, the S&P 500® Index rose 21.82% and generated positive returns every month of the period.

Market and economic highlights

U.S. stocks performed well in the first quarter driven by investors’ hopes for tax cuts, a rise in consumer spending and corporate profits, and regulatory reforms. Positive economic news abroad also increased appetite for equities. In March, the Federal Reserve raised its target for the short-term federal funds rate by 0.25%, and would proceed to do so again in June and December. Central banks in several other countries scaled back their quantitative-easing efforts.

Second-quarter corporate profits were strong. In August, stocks retreated in reaction to mounting tensions between the U.S. and North Korea, but the pullback was short-lived. During the fourth quarter, stocks advanced again on positive corporate earnings, and in anticipation of tax reform. Corporate earnings rose at double-digit levels in Europe and Japan in the third quarter.

In late December, President Donald J. Trump signed the Tax Cuts and Jobs Act into law, reducing the corporate tax rate from 35% to 21% (effective 2018).

Following a sluggish first quarter, Gross Domestic Product (GDP) growth rose above 3% in the second and third quarters, yet inflation remained tame. The unemployment rate fell to 4.1% — its lowest level since 2000, and investment by businesses picked up. Unemployment also dropped in many other nations including Germany, the United Kingdom, and Japan. The U.S. dollar closed the year sharply lower against other major currencies.

Information technology stocks soar

For the 12 months, nine of the S&P 500’s 11 sectors turned in double-digit returns, and only two ended in negative territory. Information technology led with a return of 38.83%. Demand for cyclical stocks was strong. The materials sector was the second-best performer, rising 23.84%, followed by consumer discretionary, up 22.98%. Next in line was the financial sector, which gained 22.18%. Rising interest rates, which increase lenders’ profit margins; solid earnings, and a loosening of regulations boosted demand for this group. Investors snapped up health care stocks, which rose 22.08% in anticipation of health care reform. The industrials and consumer staples sectors followed, returning 21.03% and 13.49%, respectively.

Despite their favorable dividends, the defensive utilities and real estate sectors lagged but returned an impressive 12.11% and 10.85%, respectively. Telecommunications stocks, facing competitive pressures from cable companies, ended down 1.25%. Energy stocks finished down 1.01%. Their prices fell sharply during the first half of the year as oil prices tumbled, although both the sector and oil prices rebounded later in the year.

Growth and large-cap stocks outperform in Russell Indexes

The Russell US indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), ended 2017 higher. For the year, the Russell 1000 Growth Index returned 30.21%, more than doubling the Russell 1000 Value Index’s 13.66% return. Growth outperformed due in part to huge gains of large-cap tech stocks. By contrast, the energy sector detracted from value stocks’ performance. Large-cap equities, as measured by the Russell 1000® Index, gained 21.69%. The sector was bolstered by a pickup in economic activity abroad, U.S. dollar weakness, and rising short-term rates The Russell Midcap® Index returned 18.52%. Small-caps, as measured by the Russell 2000® Index, returned 14.65%.

Emerging markets lead international markets

Equities trading in emerging markets, particularly technology and financial issues, soared on reports of improving earnings and fundamentals. The MSCI Emerging Markets Index, net of dividends, rose 37.28% in U.S. dollars and 30.55% in local-currency terms. In U.S. dollars, Far East and Asian stocks rallied 43.53% and 42.83%, respectively. The Brazil, Russia, India, and China (BRIC) group advanced 41.75%, EMEA returned 24.54%. Latin America rose 23.74%, and Europe returned 20.54%.

On a country basis, Poland led with a return of 54.72%. China followed posting a return of 54.07%, and South Korea advanced 47.30%. Conversely, Pakistan, in contrast to its stellar performance in 2016, finished down 24.44%. Qatar dropped 11.51%.

The MSCI-EAFE Index, which measures the performance of developed markets excluding the United States and Canada, returned (net of dividends) 25.03% in U.S dollars and 15.23% in local-currency terms. In U.S. dollars, the best-performing markets were Austria, which returned 58.31%; Hong Kong, which rose 36.17%, and Denmark, which advanced 34.69%.

In the Pacific region, Singapore followed Hong Kong with a gain of 35.57%. Japan rose 23.99% driven by reports of explosive corporate earnings, increased trade, and monetary stimulus. Eurozone equities benefitted from a rise in consumer confidence and diminishing political uncertainty. “Heavy weights” in this group that performed well included France, which rose 28.75%; Italy, which advanced 28.43%; Germany, which returned 27.70%; and the United Kingdom, which gained 22.30%. Israel bucked the trend, returning merely 2.06%.

Market Overview — unaudited	Annual Report	December 31, 2017

Fixed Income Market Overview

Bond markets in many developed and emerging markets advanced in 2017 despite interest rate hikes and other reductions in economic stimulus by central banks, broad-based global economic expansion, rising commodity prices, and geopolitical concerns.

Over the 12-month period, based on the performance of Bloomberg Barclays bond indexes, U.S. investment-grade bonds returned 3.54%. Corporate high-yield bonds returned 7.50%. Investment-grade corporate bonds followed with a gain of 6.42%. Treasury Inflation Protected Securities (TIPS) advanced 3.01%. Agency mortgage-backed securities returned 2.47%, closing marginally higher than U.S. Treasury securities, which returned 2.30%.

Municipal bonds advanced 5.45% and global investment-grade bonds gained 7.40%, according to Bloomberg Barclays bond index returns. Emerging markets, as measured by the J.P. Morgan EMBI Global Diversified Index, outperformed with a return of 10.26%.

Central banks react to global economic growth

Following a sluggish first quarter, Gross Domestic Product (GDP) growth in the U.S. rose above 3% in the second and third quarters. The unemployment rate fell to 4.1% — its lowest level since 2000, and investment by businesses picked up. Unemployment also dropped in many other nations including Germany, the United Kingdom, and Japan, which benefited from its aggressive stimulus campaign. Oil prices dropped in the first half of the year but rallied later, particularly in the final quarter, to close the period higher. In contrast to the euro, the U.S. dollar closed the year sharply lower against other major currencies.

Despite low inflation, the Federal Reserve raised its target for the short-term federal funds interbank-lending rate three times during the year, each time by a quarter of a percentage point. Central banks in several other countries scaled back their quantitative-easing efforts.

During the period, the European Central Bank (ECB) trimmed its bond purchases and said that it would further reduce them in 2018. Central banks, including the Bank of England and the People’s Bank of China, raised interest rates.

In late December, President Donald J. Trump signed the Tax Cuts and Jobs Act into law, reducing the corporate tax rate from 35% to 21% (effective January 2018).

U.S. Treasury yield curve flattens

The gap between yields on two-year and 10-year U.S. treasuries narrowed considerably as the Fed raised short-term rates, although the bond markets took the incremental rate hikes in stride thanks to the central bank’s forward guidance. Over the 12 months, long-term treasury bonds in particular posted sizeable gains. The yield on the 10-year U.S. Treasury, which moves opposite to price, ended the period at 2.40%.

Corporate bonds advance

Investors’ favorable reception to U.S. tax reforms, solid corporate earnings, and positive global economic growth drove U.S. corporate bond prices higher over the year.

In the investment-grade arena, long-term U.S. corporate bonds performed especially well. European bonds trailed their U.S. peers by a wide margin but outperformed U.S. Treasuries.

In the U.S. high-yield category, the lowest-rated credits performed best. Bonds rated CCC returned 10.6% for the year, according to Bloomberg Barclays data. Returns of U.S. high-yield bonds were more modest in the final quarter of the year due in part to uncertainties regarding tax reform, global growth, and other factors.

Emerging market bonds and currencies rally

Emerging markets overall generated impressive returns despite political uncertainties and rising short-term interest rates in developed markets. The returns were fueled by global economic expansion; a rise in commodity prices such as oil, which retreated during the first half of the year but rebounded to close the year higher at about $60 per barrel; a weaker U.S. dollar (in contrast to the strong performance of currencies of many emerging markets); and relatively tame inflation. Economic growth in countries including Russia, Brazil, and Argentina, expanded in 2017 after contracting the prior year.

TIPS advance as year comes to a close

Although some bond categories like U.S. high-yield bonds lost momentum in the final month of the period, inflation-linked U.S. TIPS rose 0.92% that month — accounting for nearly one-third of their return for the 12 months.

AST Bond Portfolio 2017	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	0.74%	0.28%	3.35%
Bloomberg Barclays Fixed Maturity (2017) Zero Coupon Swaps Index	1.16	0.84	3.87
Bloomberg Barclays US Government/Credit Index	4.00	2.13	3.82

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/2010. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Bond Portfolio 2017 returned 0.74%.

The net assets of the Portfolio at December 31, 2017 were $2.3 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

2017 was not expected to be a good year for bonds. There was so much for bond investors to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began to taper their asset purchases. Political uncertainties had emerged in Europe. The US had seen a Republican sweep, which brought with it expectations for pro-cyclical fiscal stimuli and upside risks to forecasts for Federal Reserve rate hikes. Consensus year-end forecasts for 10-year Treasury and German government bond yields rose to as high as 3.0% and 75 basis points, respectively. (A basis point is 1/100th of a percent.) All told, these factors were expected to finally torpedo the decade’s-old bull market in bonds. PGIM Fixed Income, the subadviser, believed lower rates would last longer.

While European political fears turned out to be overblown, if not a bit misguided, all the other fears were grounded in reality in some fashion. The ECB and BoJ continued to reduce their asset purchases, fiscal stimulus in the US appeared to be on the way, and the global economy generally continued to improve. Positively sloping yield curves provided some yield and selling bonds before they mature, known as roll-down advantages, relative to cash, helped results. Combined with additional spread tightening, fixed income generally outperformed cash during the period, confounding many of the initial expectations. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) As a result, 2017 turned out to be another solid year for fixed income, with the higher-yielding sectors putting in particularly impressive performances.

US economic growth accelerated from 1.5% in 2016 to an estimated 2.3% in 2017. Encouragingly, the source of growth rotated somewhat toward stronger business investment, a trend US tax legislation is likely to foster further in 2018. A rebound in corporate profits, a weakening US dollar, and broad-based, synchronized economic growth among US trading partners contributed to the improvement. Strong consumer spending, meanwhile, has been supported by a drop in the household savings rate over the past two years and a modest pickup in borrowing. Tax cuts for an estimated 60% of US households could continue supporting robust consumption in 2018.

US corporate bonds closed 2017 on a positive note, supported by tailwinds from US tax legislation, ongoing investor demand, robust earnings, and positive global economic growth. For the year, US credit spreads narrowed by 30 basis points and corporate bonds outperformed similar-maturity US Treasuries.

Structured products performed strongly in 2017. Spreads tightened across all sectors, with legacy non-agency residential mortgage-backed securities narrowing by 70 basis points, AAA-rated commercial mortgage-backed securities (CMBS) narrowing by 28 basis points, and AAA-rated collateralized loan obligations (CLOs) narrowing by 34 basis points.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation contributed most positively to the Portfolio’s performance, with exposure to non-Treasury sectors, including investment-grade corporate bonds, CMBS, and asset-backed securities, bolstering relative results. An allocation to interest rate swaps had a negative impact on returns. Individual issue selection added value, highlighted by positions in Treasuries and CLOs. Security selection in investment-grade corporate bonds detracted from results. Within its corporate bond holdings, the Portfolio benefited from its positions in the telecommunications sector, while positions in the technology and health care insurance sectors weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to returns during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on the Portfolio’s performance relative to the benchmark. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to the Portfolio’s performance relative to the benchmark during the reporting period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST Bond Portfolio 2018	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	0.71%	0.51%	4.68%
Bloomberg Barclays Fixed Maturity (2018) Zero Coupon Swaps Index	1.03	0.91	4.79
Bloomberg Barclays US Government/Credit Index	4.00	2.13	3.91

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Bond Portfolio 2018 returned 0.71%.

The net assets of the Portfolio at December 31, 2017 were $174.1 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

2017 was not expected to be a good year for bonds. There was so much for bond investors to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began to taper their asset purchases. Political uncertainties had emerged in Europe. The US had seen a Republican sweep, which brought with it expectations for pro-cyclical fiscal stimuli and upside risks to forecasts for Federal Reserve rate hikes. Consensus year-end forecasts for 10-year Treasury and German government bond yields rose to as high as 3.0% and 75 basis points, respectively. (A basis point is 1/100th of a percent.) All told, these factors were expected to finally torpedo the decades-old bull market in bonds. PGIM Fixed Income, the subadviser, believed lower rates would last longer.

While European political fears turned out to be overblown, if not a bit misguided, all the other fears were grounded in reality in some fashion. The ECB and BoJ continued to reduce their asset purchases, fiscal stimulus in the US appeared to be on the way, and the global economy generally continued to improve. But thanks to positively sloping yield curves that provided some yield and to selling bonds before they mature, a strategy known as roll-down advantages, bonds were able to outperform. Also, relative to cash, combined with additional spread tightening, bonds generally outperformed cash during the period, confounding many of the initial expectations. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) As a result, 2017 turned out to be another solid year for fixed income, with the higher-yielding sectors putting in particularly impressive performances.

US economic growth accelerated from 1.5% in 2016 to an estimated 2.3% in 2017. Encouragingly, the source of growth rotated somewhat toward stronger business investment, a trend US tax legislation is likely to foster further in 2018. A rebound in corporate profits, a weakening US dollar, and broad-based, synchronized economic growth among US trading partners contributed to the improvement. Strong consumer spending, meanwhile, has been supported by a drop in the household savings rate over the past two years and a modest pick-up in borrowing. Tax cuts for an estimated 60% of US households could continue supporting robust consumption in 2018.

US corporate bonds closed 2017 on a positive note, supported by tailwinds from US tax legislation, ongoing investor demand, robust earnings, and positive global economic growth. For the year, US credit spreads narrowed by 30 basis points and corporate bonds outperformed similar-maturity US Treasuries.

Structured products performed strongly in 2017. Spreads tightened across all sectors, with legacy non-agency residential mortgage-backed securities narrowing by 70 basis points, AAA-rated commercial mortgage-backed securities (CMBS) narrowing by 28 basis points, and AAA-rated collateralized loan obligations (CLOs) narrowing by 34 basis points.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation contributed most positively to the Portfolio’s performance, with exposure to non-Treasury sectors, including investment-grade corporate bonds, CMBS, and asset-backed securities, bolstering results. An allocation to interest rate swaps had a negative impact on returns. Individual issue selection added value, highlighted by positions in Treasuries, CLOs, agencies and CMBS. Security selection within investment-grade corporate bonds also had a modestly positive impact on results, while selection within interest rate swaps hurt performance. Within its holdings of corporate bonds, the Portfolio benefited from positions in the telecommunications sector. Conversely, positions in the technology and retailers & restaurants sectors weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to returns during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on the Portfolio’s performance relative to the benchmark. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to the Portfolio’s performance relative to the benchmark during the reporting period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST Bond Portfolio 2019	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	0.76%	0.50%	4.80%
Bloomberg Barclays Fixed Maturity (2019) Zero Coupon Swaps Index	0.90	0.99	5.14
Bloomberg Barclays US Government/Credit Index	4.00	2.13	3.91

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Bond Portfolio 2019 returned 0.76%.

The net assets of the Portfolio at December 31, 2017 were $43.0 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

2017 was not expected to be a good year for bonds. There was so much for bond investors to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began to taper their asset purchases. Political uncertainties had emerged in Europe. The US had seen a Republican sweep, which brought with it expectations for pro-cyclical fiscal stimuli and upside risks to forecasts for Federal Reserve rate hikes. Consensus year-end forecasts for 10-year Treasury and German government bond yields rose to as high as 3.0% and 75 basis points, respectively. (A basis point is 1/100th of a percent.) All told, these factors were expected to finally torpedo the decades-old bull market in bonds. PGIM Fixed Income, the subadviser, believed lower rates would last longer.

While European political fears turned out to be overblown, if not a bit misguided, all the other fears were grounded in reality in some fashion. The ECB and BoJ continued to reduce their asset purchases, fiscal stimulus in the US appeared to be on the way, and the global economy generally continued to improve. But thanks to positively sloping yield curves that provided some yield and roll-down advantages relative to cash, combined with additional spread tightening, fixed income generally outperformed cash during the period, confounding many of the initial expectations. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) As a result, 2017 turned out to be another solid year for fixed income, with the higher-yielding sectors putting in particularly impressive performances.

US economic growth accelerated from 1.5% in 2016 to an estimated 2.3% in 2017. Encouragingly, the source of growth rotated somewhat toward stronger business investment, a trend US tax legislation is likely to foster further in 2018. A rebound in corporate profits, a weakening US dollar, and broad-based, synchronized economic growth among US trading partners contributed to the improvement. Strong consumer spending, meanwhile, has been supported by a drop in the household savings rate over the past two years and a modest pickup in borrowing. Tax cuts for an estimated 60% of US households could continue supporting robust consumption in 2018.

US corporate bonds closed 2017 on a positive note, supported by tailwinds from US tax legislation, ongoing investor demand, robust earnings, and positive global economic growth. For the year, US credit spreads narrowed by 30 basis points and corporate bonds outperformed similar-maturity US Treasuries.

Structured products performed strongly in 2017. Spreads tightened across all sectors, with legacy non-agency residential mortgage-backed securities narrowing by 70 basis points, AAA-rated commercial mortgage-backed securities (CMBS) narrowing by 28 basis points, and AAA-rated collateralized loan obligations (CLOs) narrowing by 34 basis points.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation contributed most positively to the Portfolio’s performance, with exposure to non-Treasury sectors, including investment-grade corporate bonds, CMBS, and asset-backed securities (ABS), bolstering results. Individual issue selection also added value, highlighted by positions in Treasuries, agency securities, investment-grade corporate bonds, ABS, and CMBS. Within its holdings of corporate bonds, the Portfolio benefited from positions in the banking sector, while positions in the technology and retailers & restaurants sectors weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to returns during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to the Portfolio’s performance during the reporting period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST Bond Portfolio 2020	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	0.88%	0.72%	3.04%
Bloomberg Barclays Fixed Maturity (2020) Zero Coupon Swaps Index	0.89	1.11	3.00
Bloomberg Barclays US Government/Credit Index	4.00	2.13	3.90

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2009. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Bond Portfolio 2020 returned 0.88%.

The net assets of the Portfolio at December 31, 2017 were $58.1 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

2017 was not expected to be a good year for bonds. There was so much for bond investors to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began to taper their asset purchases. Political uncertainties had emerged in Europe. The US had seen a Republican sweep, which brought with it expectations for pro-cyclical fiscal stimuli and upside risks to forecasts for Federal Reserve rate hikes. Consensus year-end forecasts for 10-year Treasury and German government bond yields rose to as high as 3.0% and 75 basis points, respectively. (A basis point is 1/100th of a percent.) All told, these factors were expected to finally torpedo the decades-old bull market in bonds. PGIM Fixed Income, the subadviser, believed lower rates would last longer.

While European political fears turned out to be overblown, if not a bit misguided, all the other fears were grounded in reality in some fashion. The ECB and BoJ continued to reduce their asset purchases, fiscal stimulus in the US appeared to be on the way, and the global economy generally continued to improve. But thanks to positively sloping yield curves that provided some yield and roll-down advantages relative to cash, combined with additional spread tightening, fixed income generally outperformed cash during the period, confounding many of the initial expectations. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) As a result, 2017 turned out to be another solid year for fixed income, with the higher-yielding sectors putting in particularly impressive performances.

US economic growth accelerated from 1.5% in 2016 to an estimated 2.3% in 2017. Encouragingly, the source of growth rotated somewhat toward stronger business investment, a trend US tax legislation is likely to foster further in 2018. A rebound in corporate profits, a weakening US dollar, and broad-based, synchronized economic growth among US trading partners contributed to the improvement. Strong consumer spending, meanwhile, has been supported by a drop in the household savings rate over the past two years and a modest pickup in borrowing. Tax cuts for an estimated 60% of US households could continue supporting robust consumption in 2018.

US corporate bonds closed 2017 on a positive note, supported by tailwinds from US tax legislation, ongoing investor demand, robust earnings, and positive global economic growth. For the year, US credit spreads narrowed by 30 basis points and corporate bonds outperformed similar-maturity US Treasuries.

Structured products performed strongly in 2017. Spreads tightened across all sectors, with legacy non-agency residential mortgage-backed securities narrowing by 70 basis points, AAA-rated commercial mortgage-backed securities (CMBS) narrowing by 28 basis points, and AAA-rated collateralized loan obligations (CLOs) narrowing by 34 basis points.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation contributed most positively to the Portfolio’s performance, with exposure to non-Treasury sectors, including investment-grade corporate bonds, CMBS, agency securities, and asset-backed securities, bolstering results. Positioning in interest rate swaps was negative. Individual issue selection also added value, highlighted by positions in Treasuries and CLOs. Positioning in investment-grade corporate bonds and interest rate swaps hurt performance. Within its holdings of corporate bonds, the Portfolio benefited from positions in the telecommunications sector, while positions in the technology and health care & pharmaceutical sectors weighed on returns. The combined impact of the Portfolio’s duration and yield curve strategies added to performance during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to the Portfolio’s performance during the reporting period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST Bond Portfolio 2021	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	1.58%	1.10%	5.39%
Bloomberg Barclays Fixed Maturity (2021) Zero Coupon Swaps Index	1.01	1.28	5.52
Bloomberg Barclays US Government/Credit Index	4.00	2.13	3.82

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/2010. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Bond Portfolio 2021 returned 1.58%.

The net assets of the Portfolio at December 31, 2017 were $112.0 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

2017 was not expected to be a good year for bonds. There was so much for bond investors to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began to taper their asset purchases. Political uncertainties had emerged in Europe. The US had seen a Republican sweep, which brought with it expectations for pro-cyclical fiscal stimuli and upside risks to forecasts for Federal Reserve rate hikes. All told, these factors were expected to finally torpedo the decades-old bull market in bonds. Consensus year-end forecasts for 10-year Treasury and German government bond yields rose to as high as 3.0% and 75 basis points, respectively. (A basis point is 1/100th of a percent.) All told, these factors were expected to finally torpedo the decades-old bull market in bonds. PGIM Fixed Income, the subadviser, believed lower rates would last longer.

While European political fears turned out to be overblown, if not a bit misguided, all the other fears were grounded in reality in some fashion. The ECB and BoJ continued to reduce their asset purchases, fiscal stimulus in the US appeared to be on the way, and the global economy generally continued to improve. But thanks to positively sloping yield curves, bonds were able to outperform from a strategy known as “roll down.” Combined with additional spread tightening, fixed income generally outperformed cash during the period, confounding many of the initial expectations. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) As a result, 2017 turned out to be another solid year for fixed income, with the higher-yielding sectors putting in particularly impressive performances.

US economic growth accelerated from 1.5% in 2016 to an estimated 2.3% in 2017. Encouragingly, the source of growth rotated somewhat toward stronger business investment, a trend US tax legislation is likely to foster further in 2018. A rebound in corporate profits, a weakening US dollar, and broad-based, synchronized economic growth among US trading partners contributed to the improvement. Strong consumer spending, meanwhile, has been supported by a drop in the household savings rate over the past two years and a modest pickup in borrowing. Tax cuts for an estimated 60% of US households could continue supporting robust consumption in 2018.

US corporate bonds closed 2017 on a positive note, supported by tailwinds from US tax legislation, ongoing investor demand, robust earnings, and positive global economic growth. For the year, US credit spreads narrowed by 30 basis points and corporate bonds outperformed similar-maturity US Treasuries.

Structured products performed strongly in 2017. Spreads tightened across all sectors, with legacy non-agency residential mortgage-backed securities narrowing by 70 basis points, AAA-rated commercial mortgage-backed securities (CMBS) narrowing by 28 basis points, and AAA-rated collateralized loan obligations (CLOs) narrowing by 34 basis points.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation contributed most positively to the Portfolio’s performance, with exposure to non-Treasury sectors, including investment-grade corporate bonds, CMBS, asset-backed securities, and agency securities, bolstering results. Individual issue selection also added value, highlighted by positions in Treasuries, CLOs, and agency securities. Positioning in investment-grade corporate bonds detracted modestly from performance. Within its holdings of corporate bonds, the Portfolio benefited from positions in the banking sector, while positions in the retailers & restaurants and upstream energy sectors weighed on results. The combined impact of the Portfolio’s duration and yield curve strategies added to returns during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on the Portfolio’s performance relative to the benchmark. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to the Portfolio’s performance relative to the benchmark during the reporting period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST Bond Portfolio 2022	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	1.57%	1.02%	4.53%
Bloomberg Barclays Fixed Maturity (2022) Zero Coupon Swaps Index	1.23	1.48	5.00
Bloomberg Barclays US Government/Credit Index	4.00	2.13	3.43

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/3/2011. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Bond Portfolio 2022 returned 1.57%.

The net assets of the Portfolio at December 31, 2017 were $87.7 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

2017 was not expected to be a good year for bonds. There was so much for bond investors to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began to taper their asset purchases. Political uncertainties had emerged in Europe. The US had seen a Republican sweep, which brought with it expectations for pro-cyclical fiscal stimuli and upside risks to forecasts for Federal Reserve rate hikes. All told, these factors were expected to finally torpedo the decades-old bull market in bonds. Consensus year-end forecasts for 10-year Treasury and German government bond yields rose to as high as 3.0% and 75 basis points, respectively. (A basis point is 1/100th of a percent PGIM Fixed Income, the subadviser, believed lower rates would last longer.

While European political fears turned out to be overblown, if not a bit misguided, all the other fears were grounded in reality in some fashion. The ECB and BoJ continued to reduce their asset purchases, fiscal stimulus in the US appeared to be on the way, and the global economy generally continued to improve. But thanks to positively sloping yield curves, bonds were able to outperform from a strategy known as “roll down.” Combined with additional spread tightening, fixed income generally outperformed cash during the period, confounding many of the initial expectations. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) As a result, 2017 turned out to be another solid year for fixed income, with the higher-yielding sectors putting in particularly impressive performances.

US economic growth accelerated from 1.5% in 2016 to an estimated 2.3% in 2017. Encouragingly, the source of growth rotated somewhat toward stronger business investment, a trend US tax legislation is likely to foster further in 2018. A rebound in corporate profits, a weakening US dollar, and broad-based, synchronized economic growth among US trading partners contributed to the improvement. Strong consumer spending, meanwhile, has been supported by a drop in the household savings rate over the past two years and a modest pickup in borrowing. Tax cuts for an estimated 60% of US households could continue supporting robust consumption in 2018.

US corporate bonds closed 2017 on a positive note, supported by tailwinds from US tax legislation, ongoing investor demand, robust earnings, and positive global economic growth. For the year, US credit spreads narrowed by 30 basis points and corporate bonds outperformed similar-maturity US Treasuries.

Structured products performed strongly in 2017. Spreads tightened across all sectors, with legacy non-agency residential mortgage-backed securities narrowing by 70 basis points, AAA-rated commercial mortgage-backed securities (CMBS) narrowing by 28 basis points, and AAA-rated collateralized loan obligations (CLOs) narrowing by 34 basis points.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation contributed most positively to the Portfolio’s performance, with exposure to non-Treasury sectors, including investment-grade corporate bonds, CMBS, asset-backed securities, interest rate swaps and agency securities, bolstering results. Individual issue selection also added value, highlighted by positions in Treasuries, CLOs, and agency securities. Issue selection in interest rate swaps hurt performance. Positioning in investment-grade corporate bonds detracted modestly from returns. Within its holdings of corporate bonds, the Portfolio benefited from positions in the banking and health care & pharmaceutical sectors, while positions in the technology and electric & water sectors weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to results during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on the Portfolio’s performance relative to the benchmark. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to the Portfolio’s performance relative to the benchmark during the reporting period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

AST Bond Portfolio 2023	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	1.69%	1.49%	2.21%
Bloomberg Barclays Fixed Maturity (2023) Zero Coupon Swaps Index	1.45	1.71	2.32
Bloomberg Barclays US Government/Credit Index	4.00	2.13	2.57

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/3/2012. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Bond Portfolio 2023 returned 1.69%.

The net assets of the Portfolio at December 31, 2017 were $35.2 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

2017 was not expected to be a good year for bonds. There was so much for bond investors to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began to taper their asset purchases. Political uncertainties had emerged in Europe. The US had seen a Republican sweep, which brought with it expectations for pro-cyclical fiscal stimuli and upside risks to forecasts for Federal Reserve rate hikes. All told, these factors were expected to finally torpedo the decades-old bull market in bonds. Consensus year-end forecasts for 10-year Treasury and German government bond yields rose to as high as 3.0% and 75 basis points, respectively. (A basis point is 1/100th of a percent.) PGIM Fixed Income, the subadviser, believed lower rates would last longer.

While European political fears turned out to be overblown, if not a bit misguided, all the other fears were grounded in reality in some fashion. The ECB and BoJ continued to reduce their asset purchases, fiscal stimulus in the US appeared to be on the way, and the global economy generally continued to improve. But thanks to positively sloping yield curves, bonds were able to outperform from a strategy known as “roll down.” Combined with additional spread tightening, fixed income generally outperformed cash during the period, confounding many of the initial expectations. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) As a result, 2017 turned out to be another solid year for fixed income, with the higher-yielding sectors putting in particularly impressive performances.

US economic growth accelerated from 1.5% in 2016 to an estimated 2.3% in 2017. Encouragingly, the source of growth rotated somewhat toward stronger business investment, a trend US tax legislation is likely to foster further in 2018. A rebound in corporate profits, a weakening US dollar, and broad-based, synchronized economic growth among US trading partners contributed to the improvement. Strong consumer spending, meanwhile, has been supported by a drop in the household savings rate over the past two years and a modest pickup in borrowing. Tax cuts for an estimated 60% of US households could continue supporting robust consumption in 2018.

US corporate bonds closed 2017 on a positive note, supported by tailwinds from US tax legislation, ongoing investor demand, robust earnings, and positive global economic growth. For the year, US credit spreads narrowed by 30 basis points and corporate bonds outperformed similar-maturity US Treasuries.

Structured products performed strongly in 2017. Spreads tightened across all sectors, with legacy non-agency residential mortgage-backed securities narrowing by 70 basis points, AAA-rated commercial mortgage-backed securities (CMBS) narrowing by 28 basis points, and AAA-rated collateralized loan obligations (CLOs) narrowing by 34 basis points.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation contributed mostly positively to the Portfolio’s performance, with exposure to non-Treasury sectors, including investment-grade corporate bonds, CMBS, and asset-backed securities (ABS), bolstering results. An allocation to interest rate swaps was also positive. Individual security selection also added value, highlighted by positions in Treasuries, ABS, and investment-grade corporate bonds. Security selection within interest rate swaps detracted during the period. Within its holdings of corporate bonds, the Portfolio benefited from positions in the banking and upstream energy sectors, while positions in the health care insurance sector weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to returns during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to the Portfolio’s performance during the reporting period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST Bond Portfolio 2024	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	1.68%	1.70%
Bloomberg Barclays Fixed Maturity (2024) Zero Coupon Swaps Index	1.68	1.95
Bloomberg Barclays US Government/Credit Index	4.00	2.13

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Bond Portfolio 2024 returned 1.68%.

The net assets of the Portfolio at December 31, 2017 were $78.8 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

2017 was not expected to be a good year for bonds. There was so much for bond investors to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began to taper their asset purchases. Political uncertainties had emerged in Europe. The US had seen a Republican sweep, which brought with it expectations for pro-cyclical fiscal stimuli and upside risks to forecasts for Federal Reserve rate hikes. Consensus year-end forecasts for 10-year Treasury and German government bond yields rose to as high as 3.0% and 75 basis points, respectively. (A basis point is 1/100th of a percent.) All told, these factors were expected to finally torpedo the decades-old bull market in bonds. PGIM Fixed Income, the subadviser, believed lower rates would last longer.

While European political fears turned out to be overblown, if not a bit misguided, all the other fears were grounded in reality in some fashion. The ECB and BoJ continued to reduce their asset purchases, fiscal stimulus in the US appeared to be on the way, and the global economy generally continued to improve. But thanks to positively sloping yield curves, bonds were able to outperform from a strategy known as “roll down.” Combined with additional spread tightening, fixed income generally outperformed cash during the period, confounding many of the initial expectations. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) As a result, 2017 turned out to be another solid year for fixed income, with the higher-yielding sectors putting in particularly impressive performances.

US economic growth accelerated from 1.5% in 2016 to an estimated 2.3% in 2017. Encouragingly, the source of growth rotated somewhat toward stronger business investment, a trend US tax legislation is likely to foster further in 2018. A rebound in corporate profits, a weakening US dollar, and broad-based, synchronized economic growth among US trading partners contributed to the improvement. Strong consumer spending, meanwhile, has been supported by a drop in the household savings rate over the past two years and a modest pickup in borrowing. Tax cuts for an estimated 60% of US households could continue supporting robust consumption in 2018.

US corporate bonds closed 2017 on a positive note, supported by tailwinds from US tax legislation, ongoing investor demand, robust earnings, and positive global economic growth. For the year, US credit spreads narrowed by 30 basis points and corporate bonds outperformed similar-maturity US Treasuries.

Structured products performed strongly in 2017. Spreads tightened across all sectors, with legacy non-agency residential mortgage-backed securities narrowing by 70 basis points, AAA-rated commercial mortgage-backed securities (CMBS) narrowing by 28 basis points, and AAA-rated collateralized loan obligations (CLOs) narrowing by 34 basis points.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

AST Bond Portfolio 2024	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation contributed most positively to the Portfolio’s performance, with exposure to non-Treasury sectors, including investment-grade corporate bonds, CMBS, and asset-backed securities, bolstering results. An allocation to interest rate swaps was also positive. Individual security selection also added value, highlighted by positions in Treasuries, investment-grade corporate bonds, and CLOs.

Within its holdings of corporate bonds, the Portfolio benefited from positions in the banking and health care insurance sectors, while positions in the technology sector weighed on returns. The combined impact of the Portfolio’s duration and yield curve strategies detracted modestly from performance during period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on the Portfolio’s performance relative to the benchmark. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to the Portfolio’s performance relative to the benchmark during the reporting period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

9

AST Bond Portfolio 2025	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	1.83%	5.21%
Bloomberg Barclays Fixed Maturity (2025) Zero Coupon Swaps Index	1.90	5.96
Bloomberg Barclays US Government/Credit Index	4.00	3.28

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Bond Portfolio 2025 returned 1.83%.

The net assets of the Portfolio at December 31, 2017 were $13.3 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

2017 was not expected to be a good year for bonds. There was so much for bond investors to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began to taper their asset purchases. Political uncertainties had emerged in Europe. The US had seen a Republican sweep, which brought with it expectations for pro-cyclical fiscal stimuli and upside risks to forecasts for Federal Reserve rate hikes. All told, these factors were expected to finally torpedo the decades-old bull market in bonds. Consensus year-end forecasts for 10-year Treasury and German government bond yields rose to as high as 3.0% and 75 basis points, respectively. (A basis point is 1/100th of a percent.) PGIM Fixed Income, the subadviser, believed lower rates would last longer.

While European political fears turned out to be overblown, if not a bit misguided, all the other fears were grounded in reality in some fashion. The ECB and BoJ continued to reduce their asset purchases, fiscal stimulus in the US appeared to be on the way, and the global economy generally continued to improve. But thanks to positively sloping yield curves, bonds were able to outperform from a strategy known as “roll down.” Combined with additional spread tightening, fixed income generally outperformed cash during the period, confounding many of the initial expectations. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) As a result, 2017 turned out to be another solid year for fixed income, with the higher-yielding sectors putting in particularly impressive performances.

US economic growth accelerated from 1.5% in 2016 to an estimated 2.3% in 2017. Encouragingly, the source of growth rotated somewhat toward stronger business investment, a trend US tax legislation is likely to foster further in 2018. A rebound in corporate profits, a weakening US dollar, and broad-based, synchronized economic growth among US trading partners contributed to the improvement. Strong consumer spending, meanwhile, has been supported by a drop in the household savings rate over the past two years and a modest pickup in borrowing. Tax cuts for an estimated 60% of US households could continue supporting robust consumption in 2018.

US corporate bonds closed 2017 on a positive note, supported by tailwinds from US tax legislation, ongoing investor demand, robust earnings, and positive global economic growth. For the year, US credit spreads narrowed by 30 basis points and corporate bonds outperformed similar-maturity US Treasuries.

Structured products performed strongly in 2017. Spreads tightened across all sectors, with legacy non-agency residential mortgage-backed securities narrowing by 70 basis points, AAA-rated commercial mortgage-backed securities (CMBS) narrowing by 28 basis points, and AAA-rated collateralized loan obligations (CLOs) narrowing by 34 basis points.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation contributed most positively to the Portfolio’s performance, with exposure to non-Treasury sectors, including investment-grade corporate bonds, CMBS, asset-backed securities, and agency securities, bolstering results. Individual issue selection overall hurt results. In particular, selection in agencies and investment-grade corporate bonds detracted. However, positions in Treasuries and CLOs helped offset some of these losses. Within its holdings of corporate bonds, the Portfolio benefited from positions in the banking and health care & pharmaceutical sectors, while positions in the electric & water and upstream energy sectors weighed on results. The combined impact of the Portfolio’s duration and yield curve strategies added to performance during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on the Portfolio’s performance relative to the benchmark. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to the Portfolio’s performance relative to the benchmark during the reporting period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

10

AST Bond Portfolio 2026	December 31, 2017

Report of the Investment Manager - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	2.42%	1.90%
Bloomberg Barclays Fixed Maturity (2026) Zero Coupon Swaps Index	2.10	2.68
Bloomberg Barclays US Government/Credit Index	4.00	2.38

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Bond Portfolio 2026 returned 2.42%.

The net assets of the Portfolio at December 31, 2017 were $215.0 million.

The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

2017 was not expected to be a good year for bonds. There was so much for bond investors to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began to taper their asset purchases. Political uncertainties had emerged in Europe. The US had seen a Republican sweep, which brought with it expectations for pro-cyclical fiscal stimuli and upside risks to forecasts for Federal Reserve rate hikes. Consensus year-end forecasts for 10-year Treasury and German government bond yields rose to as high as 3.0% and 75 basis points, respectively. (A basis point is 1/100th of a percent.) All told, these factors were expected to finally torpedo the decade’s-old bull market in bonds. PGIM Fixed Income, the subadviser, believed lower rates would last longer.

While European political fears turned out to be overblown, if not a bit misguided, all the other fears were grounded in reality in some fashion. The ECB and BoJ continued to reduce their asset purchases, fiscal stimulus in the US appeared to be on the way, and the global economy generally continued to improve. But thanks to positively sloping yield curves that provided some yield and roll-down advantages relative to cash, combined with additional spread tightening, fixed income generally outperformed cash during the period, confounding many of the initial expectations. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) As a result, 2017 turned out to be another solid year for fixed income, with the higher-yielding sectors putting in particularly impressive performances.

US economic growth accelerated from 1.5% in 2016 to an estimated 2.3% in 2017. Encouragingly, the source of growth rotated somewhat toward stronger business investment, a trend US tax legislation is likely to foster further in 2018. A rebound in corporate profits, a weakening US dollar, and broad-based, synchronized economic growth among US trading partners contributed to the improvement. Strong consumer spending, meanwhile, has been supported by a drop in the household savings rate over the past two years and a modest pickup in borrowing. Tax cuts for an estimated 60% of US households could continue supporting robust consumption in 2018.

US corporate bonds closed 2017 on a positive note, supported by tailwinds from US tax legislation, ongoing investor demand, robust earnings, and positive global economic growth. For the year, US credit spreads narrowed by 30 basis points and corporate bonds outperformed similar-maturity US Treasuries.

Structured products performed strongly in 2017. Spreads tightened across all sectors, with legacy non-agency residential mortgage-backed securities narrowing by 70 basis points, AAA-rated commercial mortgage-backed securities (CMBS) narrowing by 28 basis points, and AAA-rated collateralized loan obligations (CLOs) narrowing by 34 basis points.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation contributed most positively to the Portfolio’s performance, with exposure to non-Treasury sectors, including investment-grade corporate bonds, CMBS, asset-backed securities, and agency securities, bolstering results. An allocation to interest rate swaps also added value. Individual issue selection was also positive, highlighted by positioning in Treasuries and CLOs. Security selection in interest rate swaps hurt performance. Positioning in investment-grade corporate bonds detracted modestly from results. Within its holdings of corporate bonds, the Portfolio benefited from positions in the banking and automotive sectors, while positions in the technology and electric & water sectors weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to returns during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to the Portfolio’s performance during the reporting period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

11

AST Bond Portfolio 2027	December 31, 2017

Report of the Investment Manager - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	2.68%	1.64%
Bloomberg Barclays Fixed Maturity (2027) Zero Coupon Swaps Index	2.30	2.07
Bloomberg Barclays US Government/Credit Index	4.00	3.52

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/2016. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Bond Portfolio 2027 returned 2.68%.

The net assets of the Portfolio at December 31, 2017 were $257.3 million.

The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

2017 was not expected to be a good year for bonds. There was so much for bond investors to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began to taper their asset purchases. Political uncertainties had emerged in Europe. The US had seen a Republican sweep, which brought with it expectations for pro-cyclical fiscal stimuli and upside risks to forecasts for Federal Reserve rate hikes. Consensus year-end forecasts for 10-year Treasury and German government bond yields rose to as high as 3.0% and 75 basis points, respectively. (A basis point is 1/100th of a percent.) All told, these factors were expected to finally torpedo the decades-old bull market in bonds. PGIM Fixed Income, the subadviser, believed lower rates would last longer.

While European political fears turned out to be overblown, if not a bit misguided, all the other fears were grounded in reality in some fashion. The ECB and BoJ continued to reduce their asset purchases, fiscal stimulus in the US appeared to be on the way, and the global economy generally continued to improve. But thanks to positively sloping yield curves, bonds were able to outperform from a strategy known as “roll down.” Combined with additional spread tightening, fixed income generally outperformed cash during the period, confounding many of the initial expectations. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) As a result, 2017 turned out to be another solid year for fixed income, with the higher-yielding sectors putting in particularly impressive performances.

US economic growth accelerated from 1.5% in 2016 to an estimated 2.3% in 2017. Encouragingly, the source of growth rotated somewhat toward stronger business investment, a trend US tax legislation is likely to foster further in 2018. A rebound in corporate profits, a weakening US dollar, and broad-based, synchronized economic growth among US trading partners contributed to the improvement. Strong consumer spending, meanwhile, has been supported by a drop in the household savings rate over the past two years and a modest pickup in borrowing. Tax cuts for an estimated 60% of US households could continue supporting robust consumption in 2018.

US corporate bonds closed 2017 on a positive note, supported by tailwinds from US tax legislation, ongoing investor demand, robust earnings, and positive global economic growth. For the year, US credit spreads narrowed by 30 basis points and corporate bonds outperformed similar-maturity US Treasuries.

Structured products performed strongly in 2017. Spreads tightened across all sectors, with legacy non-agency residential mortgage-backed securities narrowing by 70 basis points, AAA-rated commercial mortgage-backed securities (CMBS) narrowing by 28 basis points, and AAA-rated collateralized loan obligations (CLOs) narrowing by 34 basis points.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

12

AST Bond Portfolio 2027	December 31, 2017

Report of the Investment Manager - As of December 31, 2017 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation contributed most positively to the Portfolio’s performance, with exposure to non-Treasury sectors, including investment-grade corporate bonds, CMBS, asset-backed securities (ABS), and agency securities, bolstering results. Individual issue selection overall was modestly negative, with holdings in Treasuries, CLOs, and ABS adding value and holdings among investment-grade corporate bonds nearly flat. Within its holdings of corporate bonds, the Portfolio benefited from positions in the banking and automotive sectors, while positions in the technology and upstream energy sectors weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to returns during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to the Portfolio’s performance during the reporting period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

13

AST Bond Portfolio 2028	December 31, 2017

Report of the Investment Manager - As of December 31, 2017 (Unaudited)

Cumulative Total Returns	Since Inception
Portfolio	2.20%
Bloomberg Barclays Fixed Maturity (2028) Zero Coupon Swaps Index	2.53
Bloomberg Barclays US Government/Credit Index	4.00

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/3/2017. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

Since the Portfolio’s inception on January 3, 2017 through December 31, 2017, the AST Bond Portfolio 2028 returned 2.20%.

The net assets of the Portfolio at December 31, 2017 were $12.9 million.

The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

2017 was not expected to be a good year for bonds. There was so much for bond investors to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began to taper their asset purchases. Political uncertainties had emerged in Europe. The US had seen a Republican sweep, which brought with it expectations for pro-cyclical fiscal stimuli and upside risks to forecasts for Federal Reserve rate hikes. Consensus year-end forecasts for 10-year Treasury and German government bond yields rose to as high as 3.0% and 75 basis points, respectively. (A basis point is 1/100th of a percent.) All told, these factors were expected to finally torpedo the decades-old bull market in bonds. PGIM Fixed Income, the subadviser, believed lower rates would last longer.

While European political fears turned out to be overblown, if not a bit misguided, all the other fears were grounded in reality in some fashion. The ECB and BoJ continued to reduce their asset purchases, fiscal stimulus in the US appeared to be on the way, and the global economy generally continued to improve. Positively sloping yield curves that provided some yield and roll-down advantages (selling bonds before their maturity dates) helped results relative to cash. Combined with additional spread tightening, fixed income generally outperformed cash during the period, confounding many of the initial expectations. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) As a result, 2017 turned out to be another solid year for fixed income, with the higher-yielding sectors putting in particularly impressive performances.

US economic growth accelerated from 1.5% in 2016 to an estimated 2.3% in 2017. Encouragingly, the source of growth rotated somewhat toward stronger business investment, a trend US tax legislation is likely to foster further in 2018. A rebound in corporate profits, a weakening US dollar, and broad-based, synchronized economic growth among US trading partners contributed to the improvement. Strong consumer spending, meanwhile, has been supported by a drop in the household savings rate over the past two years and a modest pickup in borrowing. Tax cuts for an estimated 60% of US households could continue supporting robust consumption in 2018.

US corporate bonds closed 2017 on a positive note, supported by tailwinds from US tax legislation, ongoing investor demand, robust earnings, and positive global economic growth. For the year, US credit spreads narrowed by 30 basis points and corporate bonds outperformed similar-maturity US Treasuries.

Structured products performed strongly in 2017. Spreads tightened across all sectors, with legacy non-agency residential mortgage-backed securities narrowing by 70 basis points, AAA-rated commercial mortgage-backed securities (CMBS) narrowing by 28 basis points, and AAA-rated collateralized loan obligations (CLOs) narrowing by 34 basis points.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation contributed most positively to the Portfolio’s performance, with exposure to non-Treasury sectors, including investment-grade corporate bonds, CMBS, asset-backed securities, and agency securities, bolstering results. Allocations to interest rate swaps also added value from a sector perspective, but individual security selection within interest rate swaps was the largest detractor from performance. Individual issue selection among investment-grade corporate bonds, agencies and municipal securities hurt performance. However, the selection of Treasuries helped to offset some of the losses. Within its holdings of corporate bonds, the Portfolio benefited from positions in the upstream energy sector, while positions in the technology and electric & water sectors weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to returns during the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to the Portfolio’s performance during the reporting period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

14

AST Global Real Estate Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	10.88%	5.85%	3.22%
FTSE EPRA/NAREIT Developed Real Estate Net Index	10.36	6.32	3.39
S&P Developed BMI Property Net Index	12.18	7.05	3.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Global Real Estate Portfolio returned 10.88%.

The net assets of the Portfolio at December 31, 2017 were $430.0 million.

The Portfolio’s investment objective is capital appreciation and income. The Portfolio is subadvised by PGIM Real Estate.

What were market conditions during the reporting period?

The global real estate investment trust (REIT) market, as measured by FTSE EPRA/NAREIT Developed Index (the Index) posted a solidly positive year, up 10.36% globally, 3.3% in North America, 15.5% in Asia, and 28.0% in Europe. Coming off the heels of highly disruptive global geopolitical events in 2016, including Brexit and the surprising Trump election in the US, 2017 could be characterized as a return to market normalcy. In the REIT market specifically, there was a return to value-based performance with a focus on property fundamentals, and as a result, the Portfolio’s investment strategy fared much better than 2016.

For most markets and property types, supply/demand fundamentals remained supportive of continued rental growth. Best-performing sectors in the US market included industrials, data centers, and specialty housing. All three sectors benefited from the secular demand shifts of e-commerce, cloud computing, and the aging US population. Conversely, concerns of declining foot traffic at regional malls and shopping centers caused both groups to underperform.

Looking forward, the underlying fundamentals of the direct real estate market have not changed materially. The supply/demand imbalance is still intact, with market occupancies still at historically high levels. Within Asia, Singapore led performance, underpinned by the recovery in its residential and office markets after a multi-year downturn and by improved economic conditions. Conversely, Japan lagged, reflecting concern over the accretive acquisition ability of Japanese REITs. Europe saw a remarkable bounce back after it lagged well behind other regions in 2016 due to the shock of Brexit and the surging US dollar. The substantial political risks that plagued Europe in 2016 and clouded the horizon at the start of 2017 faded over the course of the year, and the dollar weakened significantly against the major European currencies after two years of a strengthening trend. Subsequently, currency played a major role in the exceptionally strong European returns.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed its Index, driven entirely by positive stock selection. Asset allocation neither contributed to performance nor detracted. The North America portion of the Portfolio saw strong relative performance, followed by Asia Pacific. Europe had a neutral effect, neither contributing to nor distracting from performance. In the US, outperformance largely came from favorable stock selection in the health care and residential sectors. However, the majority of US sectors contributed to outperformance relative to the Index, including triple net, which is a lease agreement on a property where the tenant or lessee agrees to pay all real estate taxes, building insurance, and maintenance (the three “nets”) on the property in addition to any normal fees that are expected under the agreement. Other contributors included office, storage, and hotels. Few sectors underperformed, with the most noteworthy being retail. Favorable stock selection in Japan had the largest impact on the Asia Pacific region’s positive relative performance. To a much lesser degree, Australia also performed well while Hong Kong lagged. Gains from overweighting Germany and Ireland were offset by negative stock selection in France and Sweden and from a lack of exposure to Austria.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

15

AST High Yield Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	7.47%	5.62%	5.87%
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index	7.50	5.78	8.09
ICE BofA Merrill Lynch US High Yield Master II Index	7.48	5.80	7.89

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST High Yield Portfolio returned 7.47%.

The net assets of the Portfolio at December 31, 2017 were $957.9 million.

The Portfolio’s investment objective is to seek to maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is subadvised by PGIM Fixed Income and J.P. Morgan Investment Management, Inc. (JP Morgan).

What were market conditions during the reporting period?

Despite very strong returns in 2016, and beginning the year at historically low yields, the high yield asset class had an impressive 2017 on the back of rising equities, solid fundamentals and technicals, and a firm global economic backdrop. On the year, the Bloomberg Barclays High Yield 2% Issuer Capped Bond Index returned 7.50%. From a quality perspective, higher beta/CCC-rated bonds once again outperformed, returning 10.6%, outpacing BB- and B-rated bonds which returned 7.2% and 6.8% respectively. Electric utilities was the best performing industry on the period, driven by attractive valuations, positive merger and acquisition trends (most notably Vistra Energy’s acquisition of Dynegy), and continued improvement in the fundamentals of independent power producers. Rounding out the top performing industries include chemicals, capital goods, and metals & mining. The Food & Drug Retail space was the weakest and only industry to post a negative return on the year. Retail generally continues to struggle as consumers move away from shopping at traditional brick and mortar establishments, and increasingly use the internet, which has led to bankruptcies and store closures. Other industries that underperformed include consumer products, cable, and telecommunications.

Moody’s 12-month U.S. speculative grade default rate ended December 2017 at 3.3%, right on top of the trailing rate at the start of the quarter. Ninety speculative grade defaults were reported for the full year 2017, with the oil & gas and retail sectors accounting for the bulk of the default activity, the most by any high yield sector. Looking ahead, Moody’s expects the advertising and printing & publishing sectors to be the biggest contributors to default activity over the next 12 months and estimates 2018 will end with a default rate of 2.4%.

What strategies or holdings affected the Portfolio’s performance?

During the period, the Portfolio modestly underperformed its benchmark. The Portfolio’s JPMorgan sleeve underperformed, while the PGIM Fixed Income sleeve outperformed.

Underperformance in the JPMorgan sleeve was driven by industry selection, most notably overweight exposure to the consumer non-cyclical sector. It was also hurt by an underweight to CCC- rated bonds, which continued to outperform BB- and B- rated bonds. Security selection was positive, highlighted by selection within utilities, financials, and consumer cyclicals.

PGIM Fixed Income’s sleeve outperformance was driven mostly by broad based issue selection, principally within the electric utilities, technology, and telecommunications sectors. This was partially offset by issue selection within the retailers and restaurants industry. The sleeve also benefited from strong industry selection, highlighted by overweights (holding more shares than the Index) to the utilities, building materials & construction, and health care & pharmaceutical sectors, as well as an underweight (holding fewer securities than the Index) to the upstream energy sector. This was somewhat offset by an overweight to retailers & restaurants, coupled with an underweight to banking which detracted from returns. On average, having more risk in the underlying sleeve relative to the benchmark boosted returns as spreads tightened. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.)

During the period, the PGIM Fixed Income sleeve used futures to manage the Portfolio’s interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The JPMorgan sleeve did not use derivatives. Overall, the use of futures had no material impact on the Portfolio’s relative performance during the reporting period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

16

AST Investment Grade Bond Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	4.31%	2.59%	6.56%
Bloomberg Barclays US 5-10 Year Government/Credit Bond Index	3.81	2.29	4.79

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Investment Grade Bond Portfolio returned 4.31%.

The net assets of the Portfolio at December 31, 2017 were $2,406.4 million.

The Portfolio’s investment objective is to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

2017 was not expected to be a good year for bonds. There was so much for bond investors to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began to taper their asset purchases. Political uncertainties had emerged in Europe. The US had seen a Republican sweep, which brought with it expectations for pro-cyclical fiscal stimuli and upside risks to forecasts for Federal Reserve rate hikes Consensus year-end forecasts for 10-year Treasury and German government bond yields rose to as high as 3.0% and 75 basis points, respectively. (A basis point is 1/100th of a percent.) All told, these factors were expected to finally torpedo the decades-old bull market in bonds. PGIM Fixed Income, the subadviser, believed lower rates would last longer.

While European political fears turned out to be overblown, if not a bit misguided, all the other fears were grounded in reality in some fashion. The ECB and BoJ continued to reduce their asset purchases, fiscal stimulus in the US appeared to be on the way, and the global economy generally continued to improve. But thanks to positively sloping yield curves, bonds were able to outperform from a strategy known as “roll down.” Combined with additional spread tightening, fixed income generally outperformed cash during the period, confounding many of the initial expectations. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) As a result, 2017 turned out to be another solid year for fixed income, with the higher-yielding sectors putting in particularly impressive performances.

US economic growth accelerated from 1.5% in 2016 to an estimated 2.3% in 2017. Encouragingly, the source of growth rotated somewhat toward stronger business investment, a trend US tax legislation is likely to foster further in 2018. A rebound in corporate profits, a weakening US dollar, and broad-based, synchronized economic growth among US trading partners contributed to the improvement. Strong consumer spending, meanwhile, has been supported by a drop in the household savings rate over the past two years and a modest pickup in borrowing. Tax cuts for an estimated 60% of US households could continue supporting robust consumption in 2018.

US corporate bonds closed 2017 on a positive note, supported by tailwinds from US tax legislation, ongoing investor demand, robust earnings, and positive global economic growth. For the year, US credit spreads narrowed by 30 basis points and corporate bonds outperformed similar-maturity US Treasuries.

Structured products performed strongly in 2017. Spreads tightened across all sectors, with legacy non-agency residential mortgage-backed securities narrowing by 70 basis points, AAA-rated commercial mortgage-backed securities (CMBS) narrowing by 28 basis points, and AAA-rated collateralized loan obligations (CLOs) narrowing by 34 basis points.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation contributed positively to the Portfolio’s performance, with exposure to non-Treasury sectors, including high yield corporate bonds, CMBS, investment-grade corporate bonds, and municipal securities, bolstering results. An underweight in emerging markets debt detracted from returns. Individual issue selection added to performance, highlighted by positioning in non-agency mortgage-backed securities, Treasury securities, CLOs, and CMBS, as well as high yield and investment-grade corporate bonds. Within its holdings of corporate bonds, the Portfolio benefited from positions in the health care & pharmaceutical and automotive sectors, while positions in the electric & water and midstream energy sectors weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies added to returns during the reporting period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options collectively added to the Portfolio’s performance during the reporting period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

17

AST Lord Abbett Core Fixed Income Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	3.35%	1.91%	4.16%
Bloomberg Barclays US Aggregate Bond Index	3.54	2.10	4.01

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST Lord Abbett Core Fixed Income Portfolio returned 3.35%.

The net assets of the Portfolio at December 31, 2017 were $1,798.1 million.

The Portfolio’s investment objective is to seek income and capital appreciation to produce a high total return. The Portfolio is subadvised by Lord Abbett & Co. LLC.

What were market conditions during the reporting period?

Yields on longer-dated Treasury bonds were slightly lower during the reporting period, as 10-year and 30-year yields decreased by five and 32 basis points, respectively. (A basis point is 1/100th of a percent.) Meanwhile, yields on two-year Treasury notes increased by 69 basis points, leading to the flattening of the Treasury yield curve. The Federal Reserve increased the federal funds rate by 25 basis points three times during the period to a target range of between 1.25% and 1.50%. US inflation was muted, with the consumer price index up only 2.2% for the 12-month period ended December 31, 2017. The US economic environment continued to improve, as the unemployment rate gradually decreased to 4.1% and average hourly earnings increased 2.5% over the course of 2017.

Signs of continuing economic growth and positive credit fundamentals contributed to a strong environment for investment-grade corporate bonds and the credit-sensitive sectors of the fixed income market. During the period, corporate bond sectors outperformed US Treasury securities as volatility remained subdued and commodity markets firmed. Spreads tightened within many fixed income sectors. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.)

What strategies or holdings affected the Portfolio’s performance?

Security selection within investment-grade corporate bonds added to the Portfolio’s performance during the reporting period. Specifically, the Portfolio benefited from its overweight, holding more securities than the Index in BBB-rated corporate bonds, and its underweight, holding fewer securities than the Index in A-rated and higher-rated corporate bonds, as lower-rated issues outperformed. Additionally, security selection within BBB-rated bonds contributed positively. An overweight in lower-rated commercial mortgage-backed securities also bolstered performance. Within the securitized sector, security selection in mortgage-backed securities detracted from the Portfolio’s returns. Security selection among government-related securities further hampered results during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

18

AST Prudential Core Bond Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	5.67%	2.62%	3.47%
Bloomberg Barclays US Aggregate Bond Index	3.54	2.10	2.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/17/2011. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Prudential Core Bond Portfolio returned 5.67%.

The net assets of the Portfolio at December 31, 2017 were $3,008.4 million.

The Portfolio’s investment objective is to seek to maximize total return, consistent with the long-term preservation of capital. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

2017 was not expected to be a good year for bonds. There was so much for bond investors to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began to taper their asset purchases. Political uncertainties had emerged in Europe. The US had seen a Republican sweep, which brought with it expectations for pro-cyclical fiscal stimuli and upside risks to forecasts for Federal Reserve rate hikes. These factors were expected to finally torpedo the decades-old bull market in bonds.

While European political fears turned out to be overblown, if not a bit misguided, all the other fears were grounded in reality in some fashion. The ECB and BoJ continued to reduce their asset purchases, fiscal stimulus in the US appeared to be on the way, and the global economy generally continued to improve. But thanks to positively sloping yield curves, bonds were able to outperform from a strategy known as roll-down. Combined with additional spread tightening, fixed income generally outperformed cash during the period, confounding many of the initial expectations. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) As a result, 2017 turned out to be another solid year for fixed income, with the higher-yielding sectors putting in particularly impressive performances.

US economic growth accelerated from 1.5% in 2016 to an estimated 2.3% in 2017. Encouragingly, the source of growth rotated somewhat toward stronger business investment, a trend US tax legislation is likely to foster further in 2018. A rebound in corporate profits, a weakening US dollar, and broad-based, synchronized economic growth among US trading partners contributed to the improvement. Strong consumer spending, meanwhile, has been supported by a drop in the household savings rate over the past two years and a modest pickup in borrowing.

US corporate bonds closed 2017 on a positive note, supported by tailwinds from US tax legislation, ongoing investor demand, robust earnings, and positive global economic growth. As of 12/31/2017, The Bloomberg Barclays US Aggregate Bond Index (the Index) returned 3.54%. For the year, US credit spreads narrowed by 30 basis points and corporate bonds outperformed similar-maturity US Treasuries. (A basis point is 1/100th of a percent.)

Structured products performed strongly in 2017. Spreads tightened across all sectors, with legacy non-agency residential mortgage-backed securities narrowing by 70 basis points, AAA-rated commercial mortgage-backed securities (CMBS) narrowing by 28 basis points, and AAA-rated collateralized loan obligations (CLOs) narrowing by 34 basis points.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation contributed positively to the Portfolio’s performance, with exposure to non-Treasury sectors, including high yield corporate bonds, CMBS, and emerging markets debt, bolstering results. An underweight (a smaller percentage of securities than in the Index) in investment-grade corporate bonds detracted from returns. Individual issue selection added to performance, highlighted by positioning in non-agency mortgage-backed securities, investment-grade corporate bonds, CLOs, and emerging markets debt. Within its holdings of corporate bonds, the Portfolio benefited from positions in the banking and health care & pharmaceutical sectors, while positions in the telecommunications and finance sectors weighed on returns. The combined impact of the Portfolio’s duration and yield curve strategies added significantly to performance, as the Portfolio was appropriately positioned for a flattening of the yield curve. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Also during the reporting period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure, which had a positive impact on performance. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options collectively detracted from performance. The Portfolio traded foreign exchange derivatives, which had no material impact on performance. The Portfolio also used credit default swaps to hedge credit risk or to increase or decrease credit risk. Credit default swaps establish exposure to a desired credit or index within the letter and spirit of the investment guidelines. The use of credit default swaps had a positive impact on performance during the reporting period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

19

AST QMA US Equity Alpha Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	22.25%	17.57%	9.02%
Russell 1000® Index	21.69	15.71	8.59

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2017, the AST QMA US Equity Alpha Portfolio returned 22.25%.

The net assets of the Portfolio at December 31, 2017 were $737.7 million.

The Portfolio’s investment objective is long-term capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the report period?

US equity markets continued their ascent throughout 2017, as the corporate earnings growth rate remained strong. During the first three quarters of the year, investor concerns about the ability of the Trump administration to deliver on its pro-growth agenda, an increase in geopolitical uncertainties, and low inflation were echoed in the markets. In the last two months of 2017, investors focused on developments in Washington, DC and the possibility of tax legislation. The final bill, which was signed into law in late December, was expected to have a greater impact on larger-cap companies. For the year overall, larger-cap stocks outperformed mid-cap and small-cap stocks.

What strategies or holdings affected the Portfolio’s performance?

QMA’s quantitative portfolio construction process, which is designed to produce a broadly diversified portfolio with attractive valuation, growth, and quality characteristics, successfully captured the market shifts in 2017. Through much of the year, the Portfolio benefited from investments in companies with improving shorter-term and longer-term earnings expectations, which generally outperformed companies with deteriorating earnings expectations. Stocks possessing higher-quality attributes also added to the Portfolio’s returns.

This positive performance was further enhanced by long positions (a position expected to rise in value) in stocks with desirable characteristics and by holding either short positions (a position expected to decline in value) or no positions in stocks expected to underperform. In the second half of November, expectations of deal making in Washington, DC served as a catalyst for cheaper, economically sensitive stocks. This continued to prove true in December, with attractively priced stocks being key to Portfolio outperformance for the month.

Diversification in long and short positions generally allows the Portfolio to benefit from exposure to attractive stocks across the market that are expected to perform well. During the year, stock selection in materials, health care, and consumer staples sectors added significantly to performance, while selection in the information technology sector detracted from results.

Index futures are used to “equitize” cash, since the future is a position derived from equities and provides exposure to the Portfolio’s benchmark index. Index futures did not add or detract from relative performance and therefore had no impact on the Portfolio’s performance during the period. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

20

AST Quantitative Modeling Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	18.19%	10.41%	8.00%
Blended Index	17.17	11.13	9.29
S&P 500 Index	21.82	15.78	13.00

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/2/2011. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Quantitative Modeling Portfolio returned 18.19%.

The net assets of the Portfolio at December 31, 2017 were $1,281.7 million.

The Portfolio’s investment objective is to seek a high potential return while attempting to mitigate downside risk during adverse market cycles. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

During the period, Boston Partners Large Cap Value merged into AST Goldman Large Cap Value, and QMA Emerging Markets Equity merged into AQR Emerging Markets Equity underlying funds.

What were market conditions during the reporting period?

The corporate earnings recovery that began in late 2016 strengthened, providing a tailwind to US stocks. Expectations for pro-growth fiscal policies following the presidential election further fueled equity market gains, with the corporate tax cuts signed into law in late December being a notable example. Foreign stock markets posted even larger returns, catalyzed by robust and synchronized global economic growth. Notably, Europe and Japan showed several reflationary signs that ignited strong returns in their respective stock markets, while several emerging economies benefited from the stabilization of energy markets. Given the failure of inflation to materialize globally to any significant degree, global bonds performed better than initially expected, but still underperformed global equities. Yield curves for the most part ended the period flatter as longer-term yields declined.

What strategies or holdings affected the Portfolio’s performance?

Tactical allocations added to the Portfolio’s performance relative to the Portfolio’s Blended Index. The Portfolio was overweight (holding more securities than the Index) in both US and international equities with expectations that equities would outpace bonds. However, underlying funds of the fixed income sleeves had lowered their interest rate exposure by holding limited duration bonds and extra cash in anticipation of continued Fed policy normalization. Although the Federal Reserve did hike rates three times and began to unwind its balance sheet, longer-duration bonds outperformed as inflation remained in check. This was a mild headwind for the Portfolio’s relative returns, although losses were mitigated by an underweight exposure (holding fewer securities than the Index) to bonds, as well as an allocation to high yield bonds, which benefited from further spread compression.

Subadviser selection added value to relative Portfolio performance. The large-cap growth and value subadvisers outperformed their respective benchmarks with the exception of Goldman Sachs Large Cap Value. AST International Growth added value whereas AST International Value detracted. AQR Large Cap Core, QMA Large Cap Core, and Clearbridge Dividend Growth underperformed their respective benchmarks. Within fixed income, the domestic subadvisers added value whereas the global managers detracted from performance.

There are currently no derivative holdings at the Portfolio level although the subadvisers may use derivatives in managing their respective mandates.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

21

AST Western Asset Core Plus Bond Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	10-Years
Portfolio	6.31%	3.63%	4.54%
Bloomberg Barclays US Aggregate Bond Index	3.54	2.10	4.01

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10-YEARS

For the year ended December 31, 2017, the AST Western Asset Core Plus Bond Portfolio returned 6.31%.

The net assets of the Portfolio at December 31, 2017 were $3,070.8 million.

The Portfolio’s investment objective is to seek to maximize total return, consistent with prudent investment management and liquidity needs by investing to obtain an average duration specified for the Portfolio. The Portfolio is subadvised by Western Asset Management Company/Western Asset Management Company Limited.

What were market conditions during the reporting period?

Global monetary policy began to move toward less accommodation as economic conditions improved. Markets remained calm about the prospect of declining central bank support even as the Federal Reserve Bank formally announced plans to shrink its $4.5 trillion balance sheet and raise interest rates. In the US, front-end yields rose on expectations of the three Federal Reserve rate hikes, which materialized over the course of the year. Long-end yields were subdued by a number of factors, including strong demand from pension funds, increased issuance in medium-term securities, and muted inflationary pressures. Credit spreads remained tight, although agency mortgage spreads widened slightly over the year. Bond investors experienced positive returns as credit spreads compressed and longer-dated bond yields fell.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s interest rate positions were significant contributors as the yield curve materially flattened. Specifically, the Portfolio was long US duration and overweight the long end of the yield curve. The duration overweight also served as a hedge against spread sector overweights to the Bloomberg Barclays US Aggregate Bond Index (the Index), which were positions held elsewhere in the Portfolio and which helped to mute downside volatility during risk-off periods.

Another large contributor to the Portfolio’s outperformance was an overweight position against the Index to structured products, especially non-agency mortgages (those not backed by a government-sponsored agency). The sector continued to benefit from solid fundamental performance, strong demand, and an attractive technical backdrop. While spreads have tightened across the quality spectrum, allocations to below-investment-grade, government-sponsored entities (GSE) and credit risk transfer (CRT) and legacy residential mortgage-backed securities (RMBS) (both of which are mortgage-related bonds) outperformed their investment-grade counterparts. Credit risk transfer securities are general obligations of the US Federal National Mortgage Association, commonly known as Fannie Mae, and the US Federal Home Loan Mortgage Corporation, commonly known as Freddie Mac. Legacy assets are non-agency RMBS, meaning these securities do not have a government guaranty backing the timely payment of interest and principal.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

22

AST Western Asset Core Plus Bond Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited) (Continued)

Overweight positions to corporate credit, including investment-grade and high yield bonds and bank loans, were positive contributors as spreads tightened over the year. Overweight positions to certain industries such as financials, energy, and metals and mining were particularly beneficial.

Non-US developed market exposure also contributed positively to Portfolio performance. The Portfolio benefited from the yield spread compression between Italian and German government rates. Additionally, long positions in the euro and the Canadian dollar contributed as they strengthened versus the US dollar.

Exposures to emerging markets added to Portfolio performance. At the start of the year, emerging market yield spreads versus developed markets were as wide as they were in 2008 following the great financial crisis, and emerging market currencies still had not made a recovery from the bear market of the previous two years. This attractive valuation picture was combined with improving growth fundamentals and powerful cyclical and secular disinflationary forces. Local currency and dollar-denominated positions in Mexico, Brazil, and Russian government bonds contributed to Portfolio performance as yield spreads compressed and most currencies appreciated versus the US dollar. US dollar-denominated emerging market corporate bonds also contributed as their spreads tightened.

The Portfolio’s tactical positioning to agency mortgage-backed securities (MBS) and Treasury inflation protected securities (TIPS) were the only slight detractors to performance as MBS spreads fluctuated over the course of the year and longer-dated breakeven inflation rates declined.

The Portfolio used interest rate futures and options to adjust its duration and yield curve positioning. Swap derivatives, such as interest rate, credit default, and index swaps, were used to manage portfolio risk, to fine-tune investment strategy, and to capture relative value opportunities. Currency futures and forwards were used to adjust the Portfolio’s exposure to various foreign currencies. The net impact of all derivatives used had a positive impact on Portfolio performance. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

23

AST Western Asset Emerging Markets Debt Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	5-Years	Since Inception
Portfolio	9.30%	1.76%	2.47%
J.P. Morgan EMBI Global Index	9.32	3.75	4.44

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 8/20/2012. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Western Asset Emerging Markets Debt Portfolio returned 9.30%.

The net assets of the Portfolio at December 31, 2017 were $97.6 million.

The Portfolio’s investment objective is to seek to maximize total return. The Portfolio is subadvised by Western Asset Management Company/Western Asset Management Company Limited.

What were market conditions during the reporting period?

Given the failure of inflation to materialize globally, global bonds performed better than initially expected, but still underperformed global equities. Yield curves for the most part ended the period flatter as longer-term yields declined. At the start of the year, emerging market yield spreads versus developed markets were as wide as they were in 2008 following the great financial crisis, and emerging market currencies still had not made a recovery from the bear market of the previous two years. This attractive valuation picture in combination with improving growth fundamentals and powerful cyclical and secular disinflationary forces helped emerging market debt, as measured by the JP Morgan Emerging Global Aggregate Bond Index (the Index), outperform that of developed countries, as measured by the Bloomberg Barclays Global Aggregate Bond Index.

What strategies or holdings affected the Portfolio’s performance?

Country selection contributed positively to performance, namely an overweight to holdings in the Index in the Portfolio’s exposure to Argentina and Brazil. An underweight allocation to the Index in Venezuela, which has been immersed in a political and economic crisis, also boosted performance results.

The Portfolio’s industry selection also contributed, particularly an overweight position in the Brazilian oil and gas industry and an overweight to the financial industry in Russia. However, the Portfolio’s overweight allocation to the utilities industry in Peru and an underweight exposure to the financial industry in Kazakhstan detracted. Finally, overweight positions in certain issuers that had strong performance, including Brazilian oil and gas issuer Petrobras and Russian financial issuer Russian Agricultural Bank, contributed to performance.

The Portfolio used currency derivatives for hedging purposes and/or to adjust currency exposures. The Portfolio also used US Treasury futures to manage duration exposure. Such derivatives detracted marginally from performance. For additional information regarding the Portfolio’s derivative use, please refer to the Portfolio’s Financial Statements.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

24

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2017

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

AST Quantitative Modeling Portfolio Blended Index consists of Russell 3000 Index (60%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg Barclays US Aggregate Bond Index (25%) an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays Fixed Maturity (2017 - 2028) Zero Coupon Swaps Index reflect the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond.

Bloomberg Barclays US 5-10 Year Government/Credit Bond Index is an unmanaged index that includes all medium and larger issues of US government, investment grade corporate, and investment-grade Yankee bonds that have maturities between five and ten years and are publicly issued.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater.

Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index is an unmanaged index of the 2% Issuer Cap component of the Bloomberg Barclays High Yield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt.

FTSE EPRA/NAREIT Developed Real Estate Net Index is an unmanaged index that reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world.

ICE BofA Merrill Lynch US High Yield Master II Index is an unmanaged index that tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

J.P. Morgan Emerging Markets Bond Index Global Index (“J.P. Morgan EMBI Global Index”) is an unmanaged global index that tracks total returns for traded external debt instruments in the emerging markets, and is an expanded version of the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) that tracks total returns for traded external debt instruments (external meaning foreign currency denominated fixed income) in the emerging markets.

Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

S&P Developed BMI Property Net Index is a leading unmanaged benchmark of both institutional and retail real estate funds. With approximately 350 constituents from 18 countries, the World Property Index provides investors a comprehensive benchmark that can be used for active or passive management. These returns do not include the effect of any investment management expenses.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2017

AST Bond Portfolio 2018
Fund Composition	(% of Net Assets	)
U.S. Treasury Obligations	49.3%
Corporate Bonds	17.8%
Commercial Mortgage-Backed Securities	5.9%
U.S. Government Agency Obligations	5.7%
Sovereign Bonds	5.6%

AST Bond Portfolio 2019
Fund Composition	(% of Net Assets	)
Corporate Bonds	32.3%
U.S. Treasury Obligations	16.4%
Asset-Backed Securities	11.1%
Commercial Mortgage-Backed Securities	10.1%
Sovereign Bonds	6.9%

AST Bond Portfolio 2020
Fund Composition	(% of Net Assets	)
Corporate Bonds	44.5%
Asset-Backed Securities	21.4%
Commercial Mortgage-Backed Securities	20.4%
U.S. Government Agency Obligations	10.9%
Sovereign Bonds	2.5%

AST Bond Portfolio 2021
Fund Composition	(% of Net Assets	)
Corporate Bonds	27.1%
Asset-Backed Securities	24.7%
Commercial Mortgage-Backed Securities	20.1%
U.S. Treasury Obligations	16.1%
U.S. Government Agency Obligations	8.9%

AST Bond Portfolio 2022
Fund Composition	(% of Net Assets	)
Corporate Bonds	30.1%
Asset-Backed Securities	29.1%
Commercial Mortgage-Backed Securities	16.8%
U.S. Treasury Obligations	16.3%
U.S. Government Agency Obligations	3.9%

AST Bond Portfolio 2023
Fund Composition	(% of Net Assets	)
U.S. Treasury Obligations	28.8%
Corporate Bonds	26.2%
Asset-Backed Securities	20.6%
Commercial Mortgage-Backed Securities	15.4%
Sovereign Bonds	5.9%

AST Bond Portfolio 2024
Fund Composition	(% of Net Assets	)
U.S. Treasury Obligations	40.1%
U.S. Government Agency Obligations	15.2%
Asset-Backed Securities	12.6%
Corporate Bonds	11.9%
Commercial Mortgage-Backed Securities	6.3%

AST Bond Portfolio 2025
Fund Composition	(% of Net Assets	)
U.S. Treasury Obligations	27.2%
Asset-Backed Securities	21.5%
Corporate Bonds	18.5%
Commercial Mortgage-Backed Securities	16.0%
U.S. Government Agency Obligations	12.6%

AST Bond Portfolio 2026
Fund Composition	(% of Net Assets	)
U.S. Treasury Obligations	43.1%
Asset-Backed Securities	18.8%
Corporate Bonds	14.1%
Commercial Mortgage-Backed Securities	13.8%
U.S. Government Agency Obligations	8.4%

AST Bond Portfolio 2027
Fund Composition	(% of Net Assets	)
U.S. Treasury Obligations	39.7%
Asset-Backed Securities	20.5%
Corporate Bonds	15.1%
Commercial Mortgage-Backed Securities	12.4%
U.S. Government Agency Obligations	10.3%

AST Bond Portfolio 2028
Fund Composition	(% of Net Assets	)
U.S. Treasury Obligations	42.9%
Corporate Bonds	13.8%
Asset-Backed Securities	12.8%
Commercial Mortgage-Backed Securities	9.4%
U.S. Government Agency Obligations	7.6%

AST Global Real Estate
Five Largest Holdings	(% of Net Assets	)
Simon Property Group, Inc., REIT	3.2%
Sun Hung Kai Properties Ltd. (Hong Kong)	2.6%
AvalonBay Communities, Inc.	2.4%
Unibail-Rodamco SE (France), REIT	2.1%
Equity Residential, REIT	2.1%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2017

AST High Yield
Fund Composition	(% of Net Assets	)
Corporate Bonds	86.3%
Asset-Backed Securities	5.7%
Bank Loans	3.6%
Common Stocks	0.4%

AST Investment Grade Bond
Fund Composition	(% of Net Assets	)
Corporate Bonds	51.4%
Commercial Mortgage-Backed Securities	26.7%
Asset-Backed Securities	9.6%
U.S. Treasury Obligations	3.7%
Sovereign Bonds	2.7%

AST Lord Abbett Core Fixed Income
Fund Composition	(% of Net Assets	)
U.S. Treasury Obligations	33.1%
Asset-Backed Securities	23.3%
U.S. Government Agency Obligations	22.9%
Corporate Bonds	20.1%
Commercial Mortgage-Backed Securities	5.8%

AST Prudential Core Bond
Fund Composition	(% of Net Assets	)
Corporate Bonds	32.4%
Asset-Backed Securities	20.0%
Commercial Mortgage-Backed Securities	18.0%
U.S. Government Agency Obligations	11.6%
Residential Mortgage-Backed Securities	5.3%

AST QMA US Equity Alpha
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.0%
Microsoft Corp.	2.3%
Facebook, Inc. (Class A Stock)	2.2%
JPMorgan Chase & Co.	2.2%
Bank of America Corp.	1.9%

AST Quantitative Modeling
Five Largest Holdings	(% of Net Assets	)
AST QMA Large-Cap Portfolio	10.3%
AST AQR Large-Cap Portfolio	10.2%
AST International Growth Portfolio	6.3%
AST International Value Portfolio	6.2%
AST ClearBridge Dividend Growth Portfolio	5.8%

AST Western Asset Core Plus Bond
Fund Composition	(% of Net Assets	)
Corporate Bonds	30.1%
U.S. Government Agency Obligations	24.6%
U.S. Treasury Obligations	15.5%
Residential Mortgage-Backed Securities	9.6%
Sovereign Bonds	6.3%

AST Western Asset Emerging Markets Debt
Fund Composition	(% of Net Assets	)
Sovereign Bonds	61.7%
Foreign Bonds	34.5%
Common Stocks	0.2%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2017

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Bond Portfolio 2017	Actual	$1,000.00	$1,002.40	0.97%	$4.90
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94
AST Bond Portfolio 2018	Actual	$1,000.00	$1,001.60	0.83%	$4.19
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23
AST Bond Portfolio 2019	Actual	$1,000.00	$999.10	0.93%	$4.69
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74
AST Bond Portfolio 2020	Actual	$1,000.00	$995.60	0.95%	$4.78
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84
AST Bond Portfolio 2021	Actual	$1,000.00	$1,000.00	0.87%	$4.39
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43
AST Bond Portfolio 2022	Actual	$1,000.00	$999.30	0.92%	$4.64
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69
AST Bond Portfolio 2023	Actual	$1,000.00	$999.10	0.93%	$4.69
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74
AST Bond Portfolio 2024	Actual	$1,000.00	$998.20	0.93%	$4.68
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2017

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Bond Portfolio 2025	Actual	$1,000.00	$1,000.00	0.92%	$4.64
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69
AST Bond Portfolio 2026	Actual	$1,000.00	$1,002.90	0.83%	$4.19
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23
AST Bond Portfolio 2027	Actual	$1,000.00	$1,003.90	0.83%	$4.19
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23
AST Bond Portfolio 2028	Actual	$1,000.00	$1,002.90	0.93%	$4.70
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74
AST Global Real Estate Portfolio	Actual	$1,000.00	$1,057.40	1.13%	$5.86
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75
AST High Yield Portfolio	Actual	$1,000.00	$1,025.50	0.84%	$4.29
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
AST Investment Grade Bond Portfolio	Actual	$1,000.00	$1,010.80	0.70%	$3.55
	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57
AST Lord Abbett Core Fixed Income Portfolio	Actual	$1,000.00	$1,011.20	0.74%	$3.75
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77
AST Prudential Core Bond Portfolio	Actual	$1,000.00	$1,021.60	0.73%	$3.72
	Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72
AST QMA US Equity Alpha Portfolio	Actual	$1,000.00	$1,141.60	1.59%	$8.58
	Hypothetical	$1,000.00	$1,017.19	1.59%	$8.08
AST Quantitative Modeling Portfolio	Actual	$1,000.00	$1,088.70	1.14%	$6.00
	Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80
AST Western Asset Core Plus Bond Portfolio	Actual	$1,000.00	$1,016.70	0.74%	$3.76
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77
AST Western Asset Emerging Markets Debt Portfolio	Actual	$1,000.00	$1,029.80	1.03%	$5.27
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2017, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST BOND PORTFOLIO 2017

SCHEDULE OF INVESTMENTS	December 31, 2017

The Portfolio did not hold any securities and derivative instruments as of December 31, 2017, accordingly, no securities and derivative positions were presented in Statement of Assets and Liabilities.

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Operations is presented in the summary below.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(93,976)	$44,450	$(384,859)	$2,660,531

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(78,472)	$(2,737,955)

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Interest Rate Swap Agreements(3)
$16,713	$38,200	$16,338,173	$36,916,845	$84,272,200

(1)	Cost.

(2)	Value at Trade Date.

(3)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST BOND PORTFOLIO 2017 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Cash	$3,937,675

Total Assets	3,937,675

LIABILITIES:
Payable for fund share repurchased	1,589,708
Accrued expenses and other liabilities	24,969
Management fees payable	2,335
Loan interest payable	635
Affiliated transfer agent fee payable	365
Distribution fee payable	217

Total Liabilities	1,618,229

NET ASSETS	$2,319,446

Net assets were comprised of:
Paid-in capital	$(42,858,732)
Retained earnings	45,178,178

Net assets, December 31, 2017	$2,319,446

Net asset value and redemption price per share, $2,319,446 / 188,353 outstanding shares of beneficial interest	$12.31

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income	$1,401,641
Affiliated dividend income	49,866
Income from securities lending, net (including affiliated income of $3,286)	3,594

1,455,101

EXPENSES
Management fees	414,841
Distribution fee	218,499
Custodian and accounting fees	51,591
Audit fee	37,108
Legal fees and expenses	12,855
Trustees’ fees	10,304
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,080
Shareholders’ reports	4,794
Miscellaneous	23,105

Total expenses	780,177

NET INVESTMENT INCOME (LOSS)	674,924

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $28)	(462,958)
Futures transactions	(384,859)
Swap agreement transactions	2,660,531
Options written transactions	44,450

1,857,164

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1))	1,031,917
Futures	(78,472)
Swap agreements	(2,737,955)

(1,784,510)

NET GAIN (LOSS) ON INVESTMENTS	72,654

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$747,578

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$674,924	$1,083,244
Net realized gain (loss) on investment transactions	1,857,164	4,359,940
Net change in unrealized appreciation (depreciation) on investments	(1,784,510)	(3,904,818)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	747,578	1,538,366

FUND SHARE TRANSACTIONS:
Fund share sold [23,679 and 4,679,883 shares, respectively]	290,082	57,005,419
Fund share repurchased [10,944,258 and 3,072,543 shares, respectively]	(134,632,053)	(37,485,591)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(134,341,971)	19,519,828

TOTAL INCREASE (DECREASE) IN NET ASSETS	(133,594,393)	21,058,194
NET ASSETS:
Beginning of year	135,913,839	114,855,645

End of year	$2,319,446	$135,913,839

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BOND PORTFOLIO 2018

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 88.3% ASSET-BACKED SECURITIES — 4.0%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 1.4%
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2B, 1 Month LIBOR + 0.700%	2.107%	(c)	10/08/19	40	$39,590
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 144A	2.100%		03/20/19	500	500,002
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 144A	1.588%		02/22/21	94	94,130
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 144A	2.130%		07/20/22	978	978,491
GM Financial Automobile Leasing Trust, Series 2016-3, Class A2B, 1 Month LIBOR + 0.360%	1.861%	(c)	02/20/19	152	151,620
Hyundai Auto Lease Securitization Trust, Series 2017-A, Class A2B, 1 Month LIBOR + 0.300%, 144A	1.777%	(c)	07/15/19	477	476,887
Nissan Auto Lease Trust, Series 2016-B, Class A2B, 1 Month LIBOR + 0.280%	1.757%	(c)	12/17/18	173	172,789

					2,413,509

Collateralized Loan Obligations — 2.3%
ALM Ltd. (Cayman Islands), Series 2015-12A, Class A1R, 3 Month LIBOR + 1.050%, 144A	2.409%	(c)	04/16/27	250	250,562
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2013-IIA, Class A1R, 3 Month LIBOR + 1.250%, 144A	2.609%	(c)	07/15/29	250	251,609
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2017-11A, Class X, 3 Month LIBOR + 1.000%, 144A	2.359%	(c)	04/15/29	250	250,090
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 3 Month LIBOR + 1.430%, 144A	2.793%	(c)	10/20/29	250	252,676
KVK CLO Ltd. (Cayman Islands), Series 2014-2A, Class AR, 3 Month LIBOR + 1.180%, 144A	2.539%	(c)	07/15/26	1,000	1,002,335
Mountain View CLO LLC (Cayman Islands), Series 2A, Class A, 3 Month LIBOR + 1.210%, 144A	3.075%	(c)	01/16/31	500	499,999
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	2.475%	(c)	01/15/28	500	499,999
OHA Credit Partners Ltd. (Cayman Islands), Series 2013-8A, Class A, 3 Month LIBOR + 1.120%, 144A	2.483%	(c)	04/20/25	220	220,298
Tryon Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 3 Month LIBOR + 1.120%, 144A	2.479%	(c)	07/15/25	213	213,355
Voya CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.330%, 144A	2.684%	(c)	04/18/26	500	502,179

					3,943,102

Credit Cards — 0.3%
BA Credit Card Trust, Series 2015-A1, Class A, 1 Month LIBOR + 0.330%	1.807%	(c)	06/15/20	600	600,092

TOTAL ASSET-BACKED SECURITIES (cost $6,945,463)					6,956,703

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.9%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	3,600	$3,602,013
Commercial Mortgage Trust, Series 2015-CR24, Class A3	3.214%		08/10/48	1,200	1,212,281
Fannie Mae Multifamily Remic Trust, Series 2015-M12, Class A1	2.331%		05/25/25	673	662,191
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A3	3.322%		07/15/48	1,000	1,024,421
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(cc)	07/15/40	132	131,803
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	2,533	2,565,914
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A2	2.573%		09/15/58	985	987,516

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $10,219,761)					10,186,139

CORPORATE BONDS — 17.8%
Banks — 8.2%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.100%	1.536%	(c)	02/20/18	2,800	2,799,412
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, MTN	1.125%		05/25/18	1,700	1,695,498
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, MTN	1.250%		03/16/18	832	831,012
Capital One NA, Sr. Unsec’d. Notes	2.250%		09/13/21	310	304,093
Citigroup, Inc., Sr. Unsec’d. Notes	2.750%		04/25/22	280	279,433
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, MTN, 144A	1.000%		01/22/18	600	599,718
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18	1,910	1,910,132
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	300	325,137
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, GMTN	5.375%		03/15/20	625	662,707
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	300	318,185
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%		04/23/19	850	894,877
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		01/26/20	1,175	1,245,157
PNC Bank NA, Sub. Notes	2.950%		01/30/23	610	614,045
Wachovia Corp., Gtd. Notes, MTN	5.750%		02/01/18	1,750	1,755,425

					14,234,831

Biotechnology — 0.4%
Amgen, Inc., Sr. Unsec’d. Notes	1.900%		05/10/19	610	608,034

Computers — 1.4%
Apple, Inc., Sr. Unsec’d. Notes	1.000%		05/03/18	1,910	1,905,281
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%		10/05/18	80	80,386
NetApp, Inc., Sr. Unsec’d. Notes	2.000%		09/27/19	510	506,049

					2,491,716

Electric — 0.3%
Duke Energy Progress LLC, First Mortgage	5.300%		01/15/19	125	129,027
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%		06/01/21	385	407,417

					536,444

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Foods — 0.1%
Kraft Heinz Foods Co., Gtd. Notes	5.375%	02/10/20	209	$221,435

Gas — 0.1%
Atmos Energy Corp., Sr. Unsec’d. Notes	8.500%	03/15/19	170	182,745

Hand/Machine Tools — 0.1%
Stanley Black & Decker, Inc., Sub. Notes	1.622%	11/17/18	235	234,138

Healthcare-Services — 0.3%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	150	156,130
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	385	409,390

				565,520

Insurance — 0.8%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	550	550,688
MetLife, Inc., Sr. Unsec’d. Notes	7.717%	02/15/19	790	839,393

				1,390,081

Machinery-Diversified — 0.3%
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.150%	10/15/21	185	189,622
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.900%	07/12/21	300	314,214

				503,836

Media — 0.3%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	480	479,129

Mining — 0.2%
Freeport-McMoRan, Inc., Gtd. Notes	2.375%	03/15/18	325	324,594

Miscellaneous Manufacturing — 0.0%
General Electric Co., Sr. Unsec’d. Notes, MTN	4.650%	10/17/21	30	32,299

Multi-National — 3.0%
African Development Bank (Supranational Bank), Sr. Unsec’d. Notes, MTN	0.875%	03/15/18	650	648,968
Erste Abwicklungsanstalt (Germany), Gov’t. Gtd. Notes, EMTN	1.125%	02/12/18	1,600	1,595,968
FMS Wertmanagement AoeR (Germany), Gov’t. Gtd. Notes	1.625%	11/20/18	1,300	1,296,777
International Finance Corp. (Supranational Bank), Sr. Unsec’d. Notes, MTN	1.750%	09/04/18	1,700	1,699,061

				5,240,774

Pipelines — 0.2%
ONEOK Partners LP, Gtd. Notes	3.200%	09/15/18	325	326,894

Retail — 0.2%
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.250%	04/15/21	400	424,963

Software — 0.2%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	2.850%	10/15/18	300	301,821

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Telecommunications — 1.4%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%		08/15/21	1,070	$1,108,553
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.946%		03/15/22	1,053	1,059,414
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%		11/01/21	300	308,923

					2,476,890

Transportation — 0.3%
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%		06/15/19	450	473,075

TOTAL CORPORATE BONDS (cost $30,748,474)					31,049,219

SOVEREIGN BONDS — 5.6%
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN	1.250%		03/12/18	900	899,046
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN, 144A	1.250%		03/12/18	600	599,364
Caisse des Depots et Consignations (France), Sr. Unsec’d. Notes, EMTN	1.500%		11/13/18	200	198,980
Kingdom of Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, EMTN, 144A	1.125%		08/03/19	200	197,038
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%		05/23/18	1,008	1,005,532
Municipality Finance PLC (Finland), Gov’t. Gtd. Notes	1.125%		04/17/18	2,020	2,016,396
Province of Manitoba Canada (Canada), Unsec’d. Notes	1.125%		06/01/18	1,250	1,246,901
Province of Ontario (Canada), Sr. Unsec’d. Notes	1.200%		02/14/18	1,935	1,933,994
Sweden Government International Bond (Sweden), Sr. Unsec’d. Notes, MTN	1.000%		10/05/18	1,700	1,689,212

TOTAL SOVEREIGN BONDS (cost $9,789,470)					9,786,463

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.7%
Federal Farm Credit Discount Notes	1.328%	(s)	01/24/18	100	99,921
Federal Farm Credit Discount Notes	1.460%	(s)	05/22/18	150	149,166
Federal Farm Credit Discount Notes	1.470%	(s)	05/29/18	400	397,664
Federal Farm Credit Discount Notes	1.517%	(s)	06/05/18	800	794,970
Federal Farm Credit Discount Notes	1.539%	(s)	07/09/18	300	297,650
Federal Farm Credit Discount Notes	1.576%	(s)	07/30/18	200	198,258
Federal Home Loan Bank	1.312%	(s)	01/24/18	400	399,685
Federal Home Loan Bank	1.314%	(s)	01/19/18	500	499,696
Federal Home Loan Bank	1.346%	(s)	02/12/18	200	199,699
Federal Home Loan Bank	1.349%	(s)	02/21/18	440	439,193
Federal Home Loan Bank	1.354%	(s)	02/28/18	700	698,537
Federal Home Loan Bank Discount Notes	1.349%	(s)	02/16/18	200	199,669
Federal Home Loan Bank Discount Notes	1.354%	(s)	03/02/18	200	199,557
Federal Home Loan Bank Discount Notes	1.359%	(s)	02/27/18	225	224,538
Federal Home Loan Bank Discount Notes	1.360%	(s)	03/12/18	1,800	1,795,343
Federal Home Loan Bank Discount Notes	1.402%	(s)	04/11/18	500	498,088
Federal Home Loan Bank Discount Notes	1.644%	(s)	08/14/18	700	693,293
Federal National Mortgage Assoc.	1.500%		07/30/20	1,350	1,333,300
Freddie Mac Discount Notes	1.327%	(s)	01/18/18	500	499,714
Freddie Mac Discount Notes	1.539%	(s)	07/18/18	100	99,179
Government National Mortgage Assoc.	4.000%		02/15/39	11	11,927
Government National Mortgage Assoc.	4.000%		12/15/40	107	113,068

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $9,842,164)					9,842,115

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. TREASURY OBLIGATIONS — 49.3%	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. Treasury Bonds	2.750%	08/15/47	315	$315,394
U.S. Treasury Bonds	2.875%	05/15/43	95	97,683
U.S. Treasury Bonds	2.875%	08/15/45	15	15,383
U.S. Treasury Bonds	3.000%	11/15/44	75	78,776
U.S. Treasury Bonds	3.000%	05/15/45	375	393,823
U.S. Treasury Bonds	3.000%	02/15/47	150	157,752
U.S. Treasury Bonds	3.000%	05/15/47	175	183,989
U.S. Treasury Bonds	3.625%	08/15/43	120	140,053
U.S. Treasury Bonds	4.250%	11/15/40	970	1,231,900
U.S. Treasury Bonds	4.750%	02/15/41	790	1,072,332
U.S. Treasury Inflation Indexed Bonds	0.125%	04/15/22	390	387,748
U.S. Treasury Notes	0.750%	07/31/18	160	159,212
U.S. Treasury Notes	0.875%	07/15/18	2,700	2,690,297
U.S. Treasury Notes	1.375%	04/30/21	17,760	17,375,663
U.S. Treasury Notes	1.375%	05/31/21	3,195	3,123,112
U.S. Treasury Notes	1.500%	10/31/19	290	288,006
U.S. Treasury Notes	1.625%	04/30/23	3,275	3,175,087
U.S. Treasury Notes	1.750%	03/31/22	2,975	2,926,191
U.S. Treasury Notes	1.750%	05/15/23	2,075	2,023,854
U.S. Treasury Notes	1.875%	12/31/19	1,575	1,574,508
U.S. Treasury Notes	1.875%	12/15/20	1,155	1,151,661
U.S. Treasury Notes	1.875%	04/30/22	6,273	6,198,018
U.S. Treasury Notes	1.875%	09/30/22	760	748,986
U.S. Treasury Notes(a)	2.000%	11/30/22	7,870	7,798,371
U.S. Treasury Notes	2.000%	06/30/24	5,610	5,502,621
U.S. Treasury Notes	2.125%	06/30/21	520	521,016
U.S. Treasury Notes(k)	2.125%	09/30/21	6,235	6,238,897
U.S. Treasury Notes	2.125%	06/30/22	1,710	1,706,861
U.S. Treasury Notes	2.125%	12/31/22	3,595	3,580,114
U.S. Treasury Notes	2.125%	11/30/24	500	493,438
U.S. Treasury Notes(k)	2.125%	05/15/25	12,040	11,856,108
U.S. Treasury Notes	2.250%	11/15/25	10	9,912
U.S. Treasury Notes(a)	2.250%	11/15/27	255	251,404
U.S. Treasury Notes	2.375%	08/15/24	495	496,586
U.S. Treasury Notes	2.625%	11/15/20	1,865	1,898,657

TOTAL U.S. TREASURY OBLIGATIONS (cost $87,001,548)				85,863,413

TOTAL LONG-TERM INVESTMENTS (cost $154,546,880)				153,684,052

SHORT-TERM INVESTMENTS — 14.4%

			Shares
AFFILIATED MUTUAL FUNDS — 14.0%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)			16,529,194	16,529,194
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $7,804,773; includes $7,800,166 of cash collateral for securities on loan)(b)(w)			7,804,773	7,804,773

TOTAL AFFILIATED MUTUAL FUNDS (cost $24,333,967)				24,333,967

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CERTIFICATE OF DEPOSIT — 0.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Bank of America NA (cost $749,999)	1.540%	(cc)	04/06/18	750	$749,961

TOTAL SHORT-TERM INVESTMENTS (cost $25,083,966)					25,083,928

TOTAL INVESTMENTS — 102.7% (cost $179,630,846)					178,767,980
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (2.7)%					(4,673,801)

NET ASSETS — 100.0%					$174,094,179

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $7,647,242; cash collateral of $7,800,166 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end.

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
99	2 Year U.S. Treasury Notes	Mar. 2018	$21,238,250	$21,196,828	$(41,422)
5	10 Year U.S. Ultra Treasury Notes	Mar. 2018	670,008	667,812	(2,196)
17	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	2,829,630	2,850,156	20,526

					(23,092)

Short Positions:
34	90 Day Euro Dollar	Dec. 2018	8,334,605	8,317,675	16,930
422	5 Year U.S. Treasury Notes	Mar. 2018	49,270,645	49,021,234	249,411
56	10 Year U.S. Treasury Notes	Mar. 2018	6,965,920	6,946,625	19,295
82	20 Year U.S. Treasury Bonds	Mar. 2018	12,530,851	12,546,000	(15,149)

					270,487

					$247,395

Cash of $320,000 and a security with a market value of $270,800 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2017.

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
1,495	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	$448	$2,579	$2,131
1,760	08/15/23	1.459%(S)	3 Month LIBOR(1)(Q)	81,040	68,154	(12,886)

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
1,078	11/15/23	2.209%(S)	3 Month LIBOR(1)(Q)	$156	$2,351	$2,195
370	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	1,175	1,174	(1)
245	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	49	239	190
240	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(331)	(244)	87
1,485	05/15/24	1.956%(S)	3 Month LIBOR(1)(Q)	4,963	28,005	23,042
245	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	895	1,829	934
245	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	1,308	1,861	553
780	11/12/25	2.263%(S)	3 Month LIBOR(1)(Q)	156	3,078	2,922
396	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	4,862	6,636	1,774
130	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(181)	(564)	(383)
130	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	593	593
665	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(4,899)	(15,285)	(10,386)

				$89,641	$100,406	$10,765

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreement:
44,500	12/31/18	2.808%(A)	3 Month LIBOR(2)(A)	$7,895,500	$—	$7,895,500	JPMorgan Chase

A security with a market value of $520,325 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$7,895,500	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$2,413,509	$—
Collateralized Loan Obligations	—	3,943,102	—

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Asset-Backed Securities (continued)
Credit Cards	$—	$600,092	$—
Commercial Mortgage-Backed Securities	—	10,186,139	—
Corporate Bonds	—	31,049,219	—
Sovereign Bonds	—	9,786,463	—
U.S. Government Agency Obligations	—	9,842,115	—
U.S. Treasury Obligations	—	85,863,413	—
Affiliated Mutual Funds	24,333,967	—	—
Certificate of Deposit	—	749,961	—
Other Financial Instruments*
Futures Contracts	247,395	—	—
Centrally Cleared Interest Rate Swap Agreements	—	10,765	—
OTC Interest Rate Swap Agreement	—	7,895,500	—

Total	$24,581,362	$162,340,278	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

U.S. Treasury Obligations	49.3%
Affiliated Mutual Funds (4.5% represents investments purchased with collateral from securities on loan)	14.0
Banks	8.2
Commercial Mortgage-Backed Securities	5.9
U.S. Government Agency Obligations	5.7
Sovereign Bonds	5.6
Multi-National	3.0
Collateralized Loan Obligations	2.3
Computers	1.4
Telecommunications	1.4
Automobiles	1.4
Insurance	0.8
Certificate of Deposit	0.4
Biotechnology	0.4

Credit Cards	0.3%
Healthcare-Services	0.3
Electric	0.3
Machinery-Diversified	0.3
Media	0.3
Transportation	0.3
Retail	0.2
Pipelines	0.2
Mining	0.2
Software	0.2
Hand/Machine Tools	0.1
Foods	0.1
Gas	0.1
Miscellaneous Manufacturing	0.0 *

102.7
Liabilities in excess of other assets	(2.7)

100.0%

* Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$306,162	*	Due from/to broker — variation margin futures	$58,767	*
Interest rate contracts	Due from/to broker — variation margin swaps	34,421	*	Due from/to broker — variation margin swaps	23,656	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	7,895,500		—	—

Total		$8,236,083			$82,423

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(137,521)	$72,552	$(173,596)	$(156,105)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$236,471	$61,736

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Interest Rate Swap Agreements(3)
$20,255	$49,000	$12,371,192	$45,341,027	$137,967,800

(1)	Cost.

(2)	Value at Trade Date.

(3)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$7,647,242	$(7,647,242)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
JPMorgan Chase	$7,895,500	$—	$7,895,500	$(7,895,500)	$—

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BOND PORTFOLIO 2018 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $7,647,242:
Unaffiliated investments (cost $155,296,879)	$154,434,013
Affiliated investments (cost $24,333,967)	24,333,967
Cash	45,416
Unrealized appreciation on OTC swap agreements	7,895,500
Receivable for fund share sold	1,022,455
Dividends and interest receivable	701,323
Deposit with broker for futures	320,000
Tax reclaim receivable	1,549
Prepaid expenses	1,022

Total Assets	188,755,245

LIABILITIES:
Payable to broker for collateral for securities on loan	7,800,166
Payable for investments purchased	6,710,493
Due to broker-variation margin futures	60,244
Management fees payable	30,223
Accrued expenses and other liabilities	24,016
Payable for fund share repurchased	19,532
Due to broker-variation margin swaps	8,980
Distribution fee payable	7,047
Affiliated transfer agent fee payable	365

Total Liabilities	14,661,066

NET ASSETS	$174,094,179

Net assets were comprised of:
Paid-in capital	$95,895,857
Retained earnings	78,198,322

Net assets, December 31, 2017	$174,094,179

Net asset value and redemption price per share, $174,094,179 / 13,671,157 outstanding shares of beneficial interest	$12.73

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income (net of $945 foreign withholding tax)	$2,130,706
Affiliated dividend income	195,108
Income from securities lending, net (including affiliated income of $4,529)	4,747

2,330,561

EXPENSES
Management fees	619,781
Distribution fee	326,438
Custodian and accounting fees	53,734
Audit fee	47,579
Legal fees and expenses	12,122
Trustees’ fees	10,617
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,090
Shareholders’ reports	5,491
Miscellaneous	12,144

Total expenses	1,094,996

NET INVESTMENT INCOME (LOSS)	1,235,565

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Investment transactions (including affiliated of $(266))	(53,654)
Futures transactions	(173,596)
Swap agreement transactions	(156,105)
Options written transactions	72,552

(310,803)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $53)	(334,616)
Futures	236,471
Swap agreements	61,736

(36,409)

NET GAIN (LOSS) ON INVESTMENTS	(347,212)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$888,353

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,235,565	$923,238
Net realized gain (loss) on investment transactions	(310,803)	654,802
Net change in unrealized appreciation (depreciation) on investments	(36,409)	742,766

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	888,353	2,320,806

FUND SHARE TRANSACTIONS:
Fund share sold [6,197,185 and 704,738 shares, respectively]	78,865,470	8,874,103
Fund share repurchased [2,000,268 and 2,576,887 shares, respectively]	(25,425,225)	(32,625,967)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	53,440,245	(23,751,864)

TOTAL INCREASE (DECREASE) IN NET ASSETS	54,328,598	(21,431,058)
NET ASSETS:
Beginning of year	119,765,581	141,196,639

End of year	$174,094,179	$119,765,581

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BOND PORTFOLIO 2019

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 81.1% ASSET-BACKED SECURITIES — 11.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 5.2%
Ally Master Owner Trust, Series 2017-1, Class A, 1 Month LIBOR + 0.400%	1.877%	(c)	02/15/21	200	$200,448
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2B, 1 Month LIBOR + 0.700%	2.107%	(c)	10/08/19	30	29,692
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 144A	2.100%		03/20/19	350	350,002
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	200	199,694
CarMax Auto Owner Trust, Series 2016-3, Class A2	1.170%		08/15/19	167	166,803
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 144A	1.588%		02/22/21	47	47,065
Enterprise Fleet Financing LLC, Series 2016-1, Class A2, 144A	1.830%		09/20/21	96	96,335
Enterprise Fleet Financing LLC, Series 2017-2, Class A2, 144A	1.970%		01/20/23	100	99,799
Ford Credit Floorplan Master Owner Trust, Series 2016-4, Class A, 1 Month LIBOR + 0.530%	2.007%	(c)	07/15/20	300	300,533
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 1 Month LIBOR + 0.500%, 144A	1.977%	(c)	05/15/20	200	200,257
Hyundai Auto Lease Securitization Trust, Series 2017-A, Class A2B, 1 Month LIBOR + 0.300%, 144A	1.777%	(c)	07/15/19	238	238,443
Nissan Master Owner Trust Receivables, Series 2016-A, Class A1, 1 Month LIBOR + 0.640%	2.117%	(c)	06/15/21	300	301,958

					2,231,029

Collateralized Loan Obligations — 1.7%
MP CLO VII LTD (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.840%, 144A	2.370%	(c)	04/18/27	500	500,000
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	2.572%	(c)	01/15/28	250	250,000

					750,000

Credit Cards — 3.5%
American Express Credit Account Master Trust, Series 2013-2, Class B, 1 Month LIBOR + 0.700%	2.177%	(c)	05/17/21	200	200,755
American Express Credit Account Master Trust, Series 2014-1, Class A, 1 Month LIBOR + 0.370%	1.847%	(c)	12/15/21	500	501,850
BA Credit Card Trust, Series 2015-A1, Class A, 1 Month LIBOR + 0.330%	1.807%	(c)	06/15/20	200	200,031
Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1	1.750%		11/19/21	600	595,952

					1,498,588

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Equipment — 0.2%
MMAF Equipment Finance LLC, Series 2017-AA, Class A2, 144A	1.730%	05/18/20	86	$85,646

Student Loans — 0.5%
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX, 144A	2.050%	01/25/41	200	199,480

TOTAL ASSET-BACKED SECURITIES (cost $4,764,146)				4,764,743

COMMERCIAL MORTGAGE-BACKED SECURITIES — 10.1%
Commercial Mortgage Trust, Series 2013-CR6, Class A2	2.122%	03/10/46	106	105,744
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%	06/10/46	1,600	1,600,895
Commercial Mortgage Trust, Series 2015-CR24, Class A3	3.214%	08/10/48	600	606,141
Fannie Mae Multifamily Remic Trust, Series 2015-M12, Class A1	2.331%	05/25/25	336	331,096
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class A2	3.531%	06/25/20	145	148,953
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A3	3.322%	07/15/48	500	512,211
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A3	2.475%	12/15/47	508	507,406
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%	05/10/63	496	502,643

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $4,335,249)				4,315,089

CORPORATE BONDS — 32.3%
Agriculture — 0.4%
Altria Group, Inc., Gtd. Notes	9.250%	08/06/19	150	166,298

Auto Manufacturers — 1.4%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.300%	01/06/20	200	199,549
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%	01/16/18	240	240,029
General Motors Financial Co., Inc., Gtd. Notes	2.400%	05/09/19	150	150,036

				589,614

Banks — 12.2%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN	2.000%	03/18/19	250	249,568
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, MTN	1.125%	05/25/18	400	398,941
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%	01/11/23	295	301,786
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.600%	01/15/19	250	250,856
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, MTN	1.250%	03/16/18	210	209,751
Citigroup, Inc., Sr. Unsec’d. Notes	2.750%	04/25/22	300	299,393
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, MTN, 144A	1.000%	01/22/18	200	199,906
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, 144A	2.250%	01/30/19	250	250,270
Discover Bank, Sr. Unsec’d. Notes	2.000%	02/21/18	740	740,051

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	300	$332,649
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	6.000%		06/15/20	30	32,436
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.000%		03/30/22	200	208,913
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%		09/23/22	275	281,559
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%		04/23/19	175	184,239
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750%		02/25/23	150	155,454
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		07/28/21	205	224,237
PNC Bank NA, Sub. Notes	2.950%		01/30/23	250	251,658
Wachovia Corp., Gtd. Notes, MTN	5.750%		02/01/18	675	677,092

					5,248,759

Biotechnology — 0.8%
Amgen, Inc., Sr. Unsec’d. Notes	1.900%		05/10/19	260	259,162
Biogen, Inc., Sr. Unsec’d. Notes	2.900%		09/15/20	100	101,362

					360,524

Building Materials — 0.3%
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%	2.125	%(c)	12/20/19	110	110,179

Chemicals — 1.2%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%		10/01/22	45	45,508
CF Industries, Inc., Gtd. Notes	7.125%		05/01/20	106	115,572
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%		04/15/19	350	359,354

					520,434

Commercial Services — 0.1%
Western Union Co. (The), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%	2.246	%(c)	05/22/19	50	50,134

Computers — 1.9%
Apple, Inc., Sr. Unsec’d. Notes	1.000%		05/03/18	760	758,122
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%		10/05/18	40	40,193

					798,315

Electric — 0.8%
Duke Energy Progress LLC, First Mortgage Bonds	5.300%		01/15/19	100	103,221
Emera US Finance LP (Canada), Gtd. Notes	2.150%		06/15/19	150	149,416
Southern Power Co., Sr. Unsec’d. Notes	1.950%		12/15/19	100	99,178

					351,815

Electronics — 0.2%
Fortive Corp., Sr. Unsec’d. Notes	1.800%		06/15/19	80	79,423

Gas — 0.3%
Atmos Energy Corp., Sr. Unsec’d. Notes	8.500%		03/15/19	125	134,371

Hand/Machine Tools — 0.5%
Stanley Black & Decker, Inc., Sub. Notes	1.622%		11/17/18	225	224,175

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Healthcare-Products — 0.3%
Abbott Laboratories, Sr. Unsec’d. Notes	2.350%	11/22/19	150	$150,163

Healthcare-Services — 0.2%
Anthem, Inc., Sr. Unsec’d. Notes	2.250%	08/15/19	70	69,869

Insurance — 1.6%
American International Group, Inc., Sr. Unsec’d. Notes	2.300%	07/16/19	230	229,828
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	60	60,075
MetLife, Inc., Sr. Unsec’d. Notes	7.717%	02/15/19	190	201,879
Principal Financial Group, Inc., Gtd. Notes	3.125%	05/15/23	200	201,078

				692,860

Machinery-Diversified — 0.1%
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	60	64,712

Media — 0.3%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	130	129,764

Mining — 0.3%
Freeport-McMoRan, Inc., Gtd. Notes	2.375%	03/15/18	125	124,844

Miscellaneous Manufacturing — 0.4%
General Electric Co., Sr. Unsec’d. Notes, GMTN	6.000%	08/07/19	150	158,939

Multi-National — 2.5%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	240	239,158
FMS Wertmanagement AoeR (Germany), Gov’t. Gtd. Notes	1.625%	11/20/18	400	399,008
International Finance Corp. (Supranational Bank), Sr. Unsec’d. Notes, MTN	1.750%	09/04/18	430	429,762

				1,067,928

Oil & Gas — 1.2%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	2.237%	05/10/19	200	200,286
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.700%	10/15/19	50	52,590
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.150%	06/15/19	125	131,284
Valero Energy Corp., Sr. Unsec’d. Notes	9.375%	03/15/19	125	135,380

				519,540

Packaging & Containers — 0.4%
Bemis Co., Inc., Sr. Unsec’d. Notes	6.800%	08/01/19	150	160,026

Pharmaceuticals — 0.7%
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	1.900%	09/23/19	300	297,284

Pipelines — 0.9%
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	250	260,868
ONEOK Partners LP, Gtd. Notes	3.200%	09/15/18	125	125,728

				386,596

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Retail — 1.0%
CVS Health Corp., Sr. Unsec’d. Notes	2.250%	08/12/19	420	$418,730

Semiconductors — 0.5%
QUALCOMM, Inc., Sr. Unsec’d. Notes	1.850%	05/20/19	215	214,187

Software — 0.3%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	2.850%	10/15/18	150	150,910

Telecommunications — 1.5%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21	110	113,963
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.946%	03/15/22	526	529,204

				643,167

TOTAL CORPORATE BONDS (cost $13,799,383)				13,883,560

SOVEREIGN BONDS — 6.9%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125%	10/11/27	200	195,552
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN	1.250%	03/12/18	200	199,788
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN, 144A	1.250%	03/12/18	300	299,682
Erste Abwicklungsanstalt (Germany), Gov’t. Gtd. Notes, EMTN	1.125%	02/12/18	400	398,992
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	1.750%	05/29/19	200	198,365
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	402	401,016
Municipality Finance PLC (Finland), Gov’t. Gtd. Notes	1.125%	04/17/18	400	399,286
Province of Ontario (Canada), Sr. Unsec’d. Notes	1.200%	02/14/18	490	489,745
Sweden Government International Bond (Sweden), Sr. Unsec’d. Notes, MTN	1.000%	10/05/18	400	397,462

TOTAL SOVEREIGN BONDS (cost $2,985,052)				2,979,888

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.3%
Federal National Mortgage Assoc.	1.500%	07/30/20	670	661,712
Israel Government, USAID Bond, Gov’t. Gtd. Notes	5.500%	09/18/23	1,000	1,163,681

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,841,599)				1,825,393

U.S. TREASURY OBLIGATIONS — 16.4%
U.S. Treasury Bonds	2.500%	05/15/46	85	80,856
U.S. Treasury Bonds	2.750%	08/15/47	100	100,125
U.S. Treasury Bonds	2.875%	05/15/43	50	51,412
U.S. Treasury Bonds	2.875%	08/15/45	5	5,128
U.S. Treasury Bonds	3.000%	11/15/44	105	110,287
U.S. Treasury Bonds(k)	3.000%	05/15/45	1,295	1,360,003
U.S. Treasury Bonds	3.000%	02/15/47	70	73,618
U.S. Treasury Bonds	3.000%	05/15/47	75	78,853

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. Treasury Bonds	3.625%	08/15/43	155	$180,902
U.S. Treasury Bonds	4.250%	11/15/40	445	565,150
U.S. Treasury Bonds	4.750%	02/15/41	125	169,673
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	04/15/22	101	100,714
U.S. Treasury Notes	1.625%	06/30/20	130	129,040
U.S. Treasury Notes	1.875%	04/30/22	197	194,645
U.S. Treasury Notes	1.875%	09/30/22	87	85,739
U.S. Treasury Notes(a)	2.000%	11/30/22	155	153,589
U.S. Treasury Notes	2.000%	06/30/24	130	127,512
U.S. Treasury Notes(k)	2.125%	09/30/21	2,390	2,391,494
U.S. Treasury Notes	2.125%	06/30/22	460	459,155
U.S. Treasury Notes	2.125%	12/31/22	135	134,441
U.S. Treasury Notes	2.125%	11/30/24	185	182,572
U.S. Treasury Notes	2.250%	11/15/25	170	168,506
U.S. Treasury Notes	2.375%	08/15/24	155	155,496

TOTAL U.S. TREASURY OBLIGATIONS (cost $7,087,943)				7,058,910

TOTAL LONG-TERM INVESTMENTS (cost $34,813,372)				34,827,583

			Shares
SHORT-TERM INVESTMENTS — 1.4%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)			465,624	465,624
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $148,703; includes $148,589 of cash collateral for securities on loan)(b)(w)			148,703	148,703

TOTAL SHORT-TERM INVESTMENTS (cost $614,327)				614,327

TOTAL INVESTMENTS — 82.5% (cost $35,427,699)				35,441,910
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 17.5%				7,515,230

NET ASSETS — 100.0%				$42,957,140

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $145,662; cash collateral of $148,589 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
75	10 Year U.S. Treasury Notes	Mar. 2018	$9,329,117	$9,303,515	$(25,602)
2	10 Year U.S. Ultra Treasury Notes	Mar. 2018	268,003	267,125	(878)

					(26,480)

Short Positions:
11	90 Day Euro Dollar	Dec. 2018	2,696,490	2,691,013	5,477
101	2 Year U.S. Treasury Notes	Mar. 2018	21,673,435	21,625,047	48,388
21	5 Year U.S. Treasury Notes	Mar. 2018	2,444,219	2,439,445	4,774
28	20 Year U.S. Treasury Bonds	Mar. 2018	4,276,560	4,284,000	(7,440)
2	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	334,840	335,312	(472)

					50,727

					$24,247

A security with a market value of $392,773 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2017.

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
3,500	01/15/18	0.915%(S)	3 Month LIBOR(1)(Q)	$(6,912)	$(3,969)	$2,943
340	07/11/18	0.947%(S)	3 Month LIBOR(1)(Q)	151	954	803
1,500	08/22/18	1.665%(S)	3 Month LIBOR(1)(Q)	7,052	(5,789)	(12,841)
2,145	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	(830)	6,593	7,423
215	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(311)	602	913
855	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	212	1,476	1,264
210	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	32	206	174
32,100	04/16/20	1.359%(S)	3 Month LIBOR(2)(Q)	18,545	(534,252)	(552,797)
900	04/18/20	1.346%(S)	3 Month LIBOR(1)(Q)	770	15,447	14,677
930	06/15/21	1.105%(S)	3 Month LIBOR(1)(Q)	117	33,924	33,807
1,905	08/31/21	2.015%(S)	3 Month LIBOR(1)(Q)	(943)	1,352	2,295
6,550	08/15/23	1.459%(S)	3 Month LIBOR(1)(Q)	244,675	253,604	8,929
479	11/15/23	2.209%(S)	3 Month LIBOR(1)(Q)	153	1,045	892
480	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(823)	(489)	334
365	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(1,823)	(2)	1,821
364	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(427)	355	782
245	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	397	778	381
865	05/15/24	1.956%(S)	3 Month LIBOR(1)(Q)	2,813	16,312	13,499
1,725	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	5,560	13,103	7,543

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
250	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	$—	$1,979	$1,979
125	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	—	933	933
370	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	559	(38)	(597)
380	11/12/25	2.263%(S)	3 Month LIBOR(1)(Q)	153	1,499	1,346
131	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	1,615	2,195	580
130	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	593	593

				$270,735	$(191,589)	$(462,324)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
10,965	12/31/19	3.538%(T)	3 Month LIBOR(2)(T)	$3,105,036	$—	$3,105,036	JPMorgan Chase
10,600	12/31/19	4.137%(T)	3 Month LIBOR(2)(T)	4,908,179	—	4,908,179	JPMorgan Chase

				$8,013,215	$—	$8,013,215

A security with a market value of $540,338 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$8,013,215	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$2,231,029	$—
Collateralized Loan Obligations	—	750,000	—
Credit Cards	—	1,498,588	—
Equipment	—	85,646	—
Student Loans	—	199,480	—
Commercial Mortgage-Backed Securities	—	4,315,089	—
Corporate Bonds	—	13,883,560	—
Sovereign Bonds	—	2,979,888	—
U.S. Government Agency Obligations	—	1,825,393	—
U.S. Treasury Obligations	—	7,058,910	—
Affiliated Mutual Funds	614,327	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Other Financial Instruments*
Futures Contracts	$24,247	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	(462,324)	—
OTC Interest Rate Swap Agreements	—	8,013,215	—

Total	$638,574	$42,378,474	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

U.S. Treasury Obligations	16.4%
Banks	12.2
Commercial Mortgage-Backed Securities	10.1
Sovereign Bonds	6.9
Automobiles	5.2
U.S. Government Agency Obligations	4.3
Credit Cards	3.5
Multi-National	2.5
Computers	1.9
Collateralized Loan Obligations	1.7
Insurance	1.6
Telecommunications	1.5
Affiliated Mutual Funds (0.3% represents investments purchased with collateral from securities on loan)	1.4
Auto Manufacturers	1.4
Chemicals	1.2
Oil & Gas	1.2
Retail	1.0
Pipelines	0.9
Biotechnology	0.8

Electric	0.8%
Pharmaceuticals	0.7
Hand/Machine Tools	0.5
Semiconductors	0.5
Student Loans	0.5
Agriculture	0.4
Packaging & Containers	0.4
Miscellaneous Manufacturing	0.4
Software	0.3
Healthcare-Products	0.3
Gas	0.3
Media	0.3
Mining	0.3
Building Materials	0.3
Equipment	0.2
Electronics	0.2
Healthcare-Services	0.2
Machinery-Diversified	0.1
Commercial Services	0.1

82.5
Other assets in excess of liabilities	17.5

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$58,639	*	Due from/to broker — variation margin futures	$34,392	*
Interest rate contracts	Due from/to broker — variation margin swaps	103,911	*	Due from/to broker — variation margin swaps	566,235	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	8,013,215		—	—

Total		$8,175,765			$600,627

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(63,123)	$32,145	$24,762	$4,297,862

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$53,560	$(4,463,723)

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Interest Rate Swap Agreements(3)
$9,720	$22,400	$10,719,376	$27,168,147	$168,319,898

(1)	Cost.

(2)	Value at Trade Date.

(3)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$145,662	$(145,662)	$—

Offsetting of OTC derivatives assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
JPMorgan Chase	$8,013,215	$—	$8,013,215	$(8,013,215)	$—

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BOND PORTFOLIO 2019 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $145,662:
Unaffiliated investments (cost $34,813,372)	$34,827,583
Affiliated investments (cost $614,327)	614,327
Cash	3,839
Unrealized appreciation on OTC swap agreements	8,013,215
Receivable for investments sold	289,419
Dividends and interest receivable	220,308
Prepaid expenses	602
Tax reclaim receivable	410

Total Assets	43,969,703

LIABILITIES:
Payable for investments purchased	816,629
Payable to broker for collateral for securities on loan	148,589
Accrued expenses and other liabilities	19,372
Payable for fund share repurchased	15,291
Management fees payable	6,571
Due to broker-variation margin swaps	2,217
Distribution fee payable	1,768
Due to broker-variation margin futures	1,761
Affiliated transfer agent fee payable	365

Total Liabilities	1,012,563

NET ASSETS	$42,957,140

Net assets were comprised of:
Paid-in capital	$33,787,696
Retained earnings	9,169,444

Net assets, December 31, 2017	$42,957,140

Net asset value and redemption price per share, $42,957,140 / 4,048,412 outstanding shares of beneficial interest	$10.61

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income (net of $282 foreign withholding tax)	$800,035
Affiliated dividend income	34,704
Income from securities lending, net (including affiliated income of $174)	221

834,960

EXPENSES
Management fees	244,422
Distribution fee	128,737
Audit fee	53,406
Custodian and accounting fees	51,274
Legal fees and expenses	11,837
Trustees’ fees	10,253
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,246
Shareholders’ reports	5,082
Miscellaneous	9,075

Total expenses	521,332
Less: management fee waiver and/or expense reimbursement	(42,373)

Net expenses	478,959

NET INVESTMENT INCOME (LOSS)	356,001

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(182,889)
Futures transactions	24,762
Swap agreement transactions	4,297,862
Options written transactions	32,145

4,171,880

Net change in unrealized appreciation (depreciation) on:
Investments	337,443
Futures	53,560
Swap agreements	(4,463,723)

(4,072,720)

NET GAIN (LOSS) ON INVESTMENTS	99,160

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$455,161

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$356,001	$139,404
Net realized gain (loss) on investment transactions	4,171,880	(1,793,484)
Net change in unrealized appreciation (depreciation) on investments	(4,072,720)	2,868,748

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	455,161	1,214,668

FUND SHARE TRANSACTIONS:
Fund share sold [142,106 and 1,211,577 shares, respectively]	1,510,586	12,799,632
Fund share repurchased [1,752,116 and 2,238,679 shares, respectively]	(18,595,982)	(23,796,475)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(17,085,396)	(10,996,843)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,630,235)	(9,782,175)
NET ASSETS:
Beginning of year	59,587,375	69,369,550

End of year	$42,957,140	$59,587,375

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BOND PORTFOLIO 2020

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 99.7% ASSET-BACKED SECURITIES — 21.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 10.6%
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2B, 1 Month LIBOR + 0.700%	2.107%	(c)	10/08/19	40	$39,590
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	400	399,389
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	800	799,972
Bank of The West Auto Trust, Series 2017-1, Class A3, 144A	2.110%		01/15/23	100	99,467
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 144A	1.588%		02/22/21	118	117,662
Enterprise Fleet Financing LLC, Series 2016-1, Class A2, 144A	1.830%		09/20/21	193	192,671
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 144A	2.130%		07/20/22	294	293,547
Enterprise Fleet Financing LLC, Series 2017-2, Class A2, 144A	1.970%		01/20/23	100	99,799
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	600	600,884
Ford Credit Floorplan Master Owner Trust, Series 2015-4, Class A2, 1 Month LIBOR + 0.600%	2.077%	(c)	08/15/20	400	401,075
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 1 Month LIBOR + 0.500%, 144A	1.977%	(c)	05/15/20	400	400,515
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2, 1 Month LIBOR + 0.850%, 144A	2.327%	(c)	05/17/21	400	403,313
Nissan Master Owner Trust Receivables, Series 2015-A, Class A1, 1 Month LIBOR + 0.400%	1.877%	(c)	01/15/20	700	700,116
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 144A	2.160%		10/15/20	1,200	1,196,425
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 144A	2.310%		12/14/21	400	399,698

					6,144,123

Collateralized Loan Obligations — 5.1%
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 3 Month LIBOR + 1.430%, 144A	2.793%	(c)	10/20/29	250	252,676
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-2A, Class AR, 3 Month LIBOR + 1.250%, 144A	2.666%	(c)	05/15/25	250	251,617
Eaton Vance CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 3 Month LIBOR + 1.200%, 144A	2.559%	(c)	07/15/26	250	251,105
KVK CLO Ltd. (Cayman Islands), Series 2014-2A, Class AR, 3 Month LIBOR + 1.180%, 144A	2.539%	(c)	07/15/26	1,000	1,002,335
Mountain View CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 3 Month LIBOR + 1.240%, 144A	2.599%	(c)	10/15/26	250	251,105
OHA Credit Partners Ltd. (Cayman Islands), Series 2013-8A, Class A, 3 Month LIBOR + 1.120%, 144A	2.483%	(c)	04/20/25	220	220,298

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Tryon Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 3 Month LIBOR + 1.120%, 144A	2.479%	(c)	07/15/25	213	$213,355
Voya CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.330%, 144A	2.684%	(c)	04/18/26	500	502,179

					2,944,670

Credit Cards — 5.0%
American Express Credit Account Master Trust, Series 2014-1, Class A, 1 Month LIBOR + 0.370%	1.847%	(c)	12/15/21	1,000	1,003,699
Discover Card Execution Note Trust, Series 2014-A1, Class A1, 1 Month LIBOR + 0.430%	1.907%	(c)	07/15/21	700	702,394
Discover Card Execution Note Trust, Series 2014-A4, Class A4	2.120%		12/15/21	800	800,383
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 1 Month LIBOR + 0.260%	1.737%	(c)	08/16/21	400	400,273

					2,906,749

Equipment — 0.1%
MMAF Equipment Finance LLC, Series 2017-AA, Class A2, 144A	1.730%		05/18/20	86	85,646

Student Loans — 0.6%
Navient Student Loan Trust, Series 2016-2A, Class A1, 1 Month LIBOR + 0.750%, 144A	2.302%	(c)	06/25/65	78	77,711
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX, 144A	2.050%		01/25/41	300	299,221

					376,932

TOTAL ASSET-BACKED SECURITIES (cost $12,433,575)					12,458,120

COMMERCIAL MORTGAGE-BACKED SECURITIES — 20.4%
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A2	1.987%		04/10/46	862	862,023
Commercial Mortgage Trust, Series 2013-CR6, Class A2	2.122%		03/10/46	82	82,246
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	2,100	2,101,174
Commercial Mortgage Trust, Series 2014-UBS2, Class A2	2.820%		03/10/47	500	503,563
Commercial Mortgage Trust, Series 2015-CR24, Class A3	3.214%		08/10/48	1,200	1,212,281
Fannie Mae Multifamily Remic Trust, Series 2015-M12, Class A1	2.331%		05/25/25	757	744,965
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class A2	3.230%		07/25/21	90	92,446
GS Mortgage Securities Trust, Series 2014-GC22, Class A1	1.290%		06/10/47	73	72,822
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A3	3.322%		07/15/48	1,000	1,024,421
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A3	2.475%		12/15/47	226	225,514

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A2	2.665%	01/15/46	1,517	$1,522,393
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AMFL, 144A	6.114%	07/15/40	132	131,845
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%	05/15/48	1,300	1,342,023
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A2	3.261%	05/15/48	700	717,521
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A2	2.862%	03/15/47	1,194	1,202,228

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $11,842,348)				11,837,465

CORPORATE BONDS — 44.5%
Airlines — 0.2%
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.875%	03/13/20	120	120,696

Auto Manufacturers — 1.6%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.300%	01/06/20	400	399,098
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%	01/15/20	200	221,544
General Motors Financial Co., Inc., Gtd. Notes	2.400%	05/09/19	330	330,080

				950,722

Banks — 13.2%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN	2.000%	03/18/19	500	499,136
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.600%	01/15/19	510	511,746
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	3.650%	02/04/24	215	225,021
Branch Banking & Trust Co., Sr. Unsec’d. Notes	2.100%	01/15/20	350	349,212
Citigroup, Inc., Sr. Unsec’d. Notes	2.750%	04/25/22	345	344,302
Citigroup, Inc., Sub. Notes	3.875%	03/26/25	355	363,395
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, MTN, 144A	1.000%	01/22/18	600	599,718
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, 144A	2.250%	01/30/19	250	250,270
Discover Bank, Sr. Unsec’d. Notes	2.000%	02/21/18	300	300,021
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, GMTN	5.375%	03/15/20	980	1,039,125
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%	10/15/20	525	550,473
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%	01/24/22	250	267,513
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes	2.300%	01/30/19	425	426,157
Morgan Stanley, Sr. Unsec’d. Notes	5.750%	01/25/21	125	136,217
Morgan Stanley, Sr. Unsec’d. Notes, MTN	2.125%	04/25/18	220	220,114
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%	01/26/20	550	582,840
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, MTN, 144A (original cost $199,444; purchased 09/09/15)(f)	1.875%	09/17/18	200	199,872
PNC Bank NA, Sr. Unsec’d. Notes	2.200%	01/28/19	575	575,175
PNC Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	2.854%	11/09/22	240	240,423

				7,680,730

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.000%	04/15/20	185	$196,299

Biotechnology — 1.2%
Amgen, Inc., Sr. Unsec’d. Notes	4.100%	06/15/21	170	177,571
Biogen, Inc., Sr. Unsec’d. Notes	2.900%	09/15/20	245	248,337
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.400%	12/01/21	250	266,636

				692,544

Chemicals — 1.3%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%	11/15/20	536	559,784
LYB International Finance BV, Gtd. Notes	4.000%	07/15/23	190	198,889

				758,673

Computers — 2.3%
Apple, Inc., Sr. Unsec’d. Notes	1.000%	05/03/18	430	428,937
Apple, Inc., Sr. Unsec’d. Notes	1.900%	02/07/20	830	827,504
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	10/05/18	100	100,482

				1,356,923

Diversified Financial Services — 1.5%
American Express Co., Sr. Unsec’d. Notes	1.550%	05/22/18	410	409,520
American Express Credit Corp., Sr. Unsec’d. Notes	2.125%	07/27/18	475	475,559

				885,079

Electric — 1.9%
Consolidated Edison, Inc., Sr. Unsec’d. Notes	2.000%	03/15/20	380	377,929
Duke Energy Corp., Sr. Unsec’d. Notes	2.100%	06/15/18	250	250,069
Emera US Finance LP (Canada), Gtd. Notes	2.150%	06/15/19	300	298,833
Southern Power Co., Sr. Unsec’d. Notes	1.950%	12/15/19	200	198,356

				1,125,187

Electronics — 0.3%
Fortive Corp., Sr. Unsec’d. Notes	1.800%	06/15/19	165	163,809

Hand/Machine Tools — 0.8%
Stanley Black & Decker, Inc., Sub. Notes	1.622%	11/17/18	445	443,368

Healthcare-Services — 2.7%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%	11/15/22	365	361,465
Anthem, Inc., Sr. Unsec’d. Notes	2.300%	07/15/18	425	425,928
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.875%	10/15/20	750	778,626

				1,566,019

Insurance — 3.9%
American International Group, Inc., Sr. Unsec’d. Notes	6.400%	12/15/20	570	631,913
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	260	260,325
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	5.125%	04/15/22	350	381,946
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%	06/15/23	65	68,493
Lincoln National Corp., Sr. Unsec’d. Notes	6.250%	02/15/20	275	296,130
Principal Financial Group, Inc., Gtd. Notes	3.300%	09/15/22	160	162,743

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Insurance (continued)
Principal Life Global Funding II, Sec’d. Notes, MTN, 144A	2.150%	01/10/20	450	$448,235

				2,249,785

Machinery-Diversified — 0.1%
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	25	26,963

Media — 0.2%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	110	109,800

Mining — 0.3%
Freeport-McMoRan, Inc., Gtd. Notes	2.375%	03/15/18	200	199,750

Multi-National — 0.9%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	420	418,526
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%	09/27/21	110	107,567

				526,093

Oil & Gas — 3.1%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	2.237%	05/10/19	400	400,572
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.700%	10/15/19	100	105,180
EOG Resources, Inc., Sr. Unsec’d. Notes	2.450%	04/01/20	760	762,174
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.150%	06/15/19	250	262,568
Valero Energy Corp., Sr. Unsec’d. Notes	9.375%	03/15/19	250	270,761

				1,801,255

Packaging & Containers — 0.5%
Bemis Co., Inc., Sr. Unsec’d. Notes	6.800%	08/01/19	250	266,709

Pharmaceuticals — 2.7%
Allergan Funding SCS, Gtd. Notes	3.000%	03/12/20	315	317,834
Merck & Co., Inc., Sr. Unsec’d. Notes	1.300%	05/18/18	275	274,498
Pfizer, Inc., Sr. Unsec’d. Notes	1.500%	06/15/18	400	399,448
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	1.900%	09/23/19	580	574,749

				1,566,529

Pipelines — 0.4%
DCP Midstream Operating LP, Gtd. Notes, 144A	5.350%	03/15/20	25	26,062
Kinder Morgan Energy Partners LP, Gtd. Notes	2.650%	02/01/19	140	140,251
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	50	52,174

				218,487

Software — 2.3%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	2.850%	10/15/18	300	301,821
Microsoft Corp., Sr. Unsec’d. Notes	1.850%	02/06/20	590	588,255
Oracle Corp., Sr. Unsec’d. Notes	1.900%	09/15/21	480	472,425

				1,362,501

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Telecommunications — 1.7%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%		08/15/21	25	$25,901
SingTel Group Treasury Pte Ltd. (Singapore), Gtd. Notes, EMTN	4.500%		09/08/21	200	212,440
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.946%		03/15/22	751	755,574

					993,915

Transportation — 1.1%
United Parcel Service, Inc., Sr. Unsec’d. Notes	5.125%		04/01/19	600	622,309

TOTAL CORPORATE BONDS (cost $25,752,431)					25,884,145

SOVEREIGN BONDS — 2.5%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125%		10/11/27	250	244,440
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN, 144A	1.250%		03/12/18	600	599,364
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	1.750%		05/29/19	400	396,729
Kingdom of Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, EMTN, 144A	1.125%		08/03/19	200	197,038

TOTAL SOVEREIGN BONDS (cost $1,445,996)					1,437,571

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.9%
Federal Home Loan Mortgage Corp.	1.375%		04/20/20	285	280,972
Federal Home Loan Mortgage Corp.	1.625%		09/29/20	435	430,031
Federal Home Loan Mortgage Corp.	2.375%		01/13/22	60	60,539
Federal National Mortgage Assoc.(k)	1.500%		07/30/20	2,080	2,054,270
Israel Government, USAID Bond, Gov’t. Gtd. Notes	5.500%		09/18/23	3,005	3,496,860

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $6,243,261)					6,322,672

U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Strips Coupon (cost 28,783)	2.783%	(s)	02/15/25	35	29,430

TOTAL LONG-TERM INVESTMENTS (cost $57,746,394)					57,969,403

				Shares
SHORT-TERM INVESTMENT — 0.2%
AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $129,730)(w)				129,730	129,730

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Value
TOTAL INVESTMENTS — 99.9% (cost $57,876,124)	$58,099,133
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 0.1%	49,771

NET ASSETS — 100.0%	$58,148,904

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(f)	Indicates a restricted security; the original cost of such security is $199,444. The value of $199,872 is 0.3% of net assets.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
156	10 Year U.S. Treasury Notes	Mar. 2018	$19,440,978	$19,351,312	$(89,666)
6	10 Year U.S. Ultra Treasury Notes	Mar. 2018	804,009	801,375	(2,634)
25	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	4,168,902	4,191,406	22,504

					(69,796)

Short Positions:
18	90 Day Euro Dollar	Dec. 2018	4,412,438	4,403,475	8,963
28	2 Year U.S. Treasury Notes	Mar. 2018	6,008,132	5,995,062	13,070
130	5 Year U.S. Treasury Notes	Mar. 2018	15,170,856	15,101,328	69,528
49	20 Year U.S. Treasury Bonds	Mar. 2018	7,484,046	7,497,000	(12,954)

					78,607

					$8,811

A security with a market value of $435,545 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2017.

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
90	07/11/18	0.947%(S)	3 Month LIBOR(1)(Q)	$150	$252	$102
3,167	08/02/18	1.614%(S)	3 Month LIBOR(1)(Q)	(64,080)	(11,520)	52,560
200	08/16/18	1.641%(S)	3 Month LIBOR(1)(Q)	(3,857)	(746)	3,111
24,350	09/19/18	1.781%(S)	3 Month LIBOR(1)(Q)	(144,000)	(106,800)	37,200
4,295	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	(1,647)	13,202	14,849
645	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(311)	1,805	2,116
2,340	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	658	4,039	3,381
1,060	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	(70)	1,038	1,108
4,785	01/06/21	1.750%(S)	3 Month LIBOR(2)(Q)	169	(34,161)	(34,330)

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
56,370	01/08/21	1.683%(S)	3 Month LIBOR(2)(Q)	$331,918	$(532,860)	$(864,778)
1,648	05/31/21	1.948%(S)	3 Month LIBOR(2)(Q)	157	(12,129)	(12,286)
1,525	05/31/21	1.849%(S)	3 Month LIBOR(2)(Q)	135	(16,356)	(16,491)
14,300	12/11/22	2.180%(S)	3 Month LIBOR(2)(Q)	(1,023)	(31,557)	(30,534)
1,650	08/15/23	1.459%(S)	3 Month LIBOR(1)(Q)	76,170	63,893	(12,277)
1,078	11/15/23	2.209%(S)	3 Month LIBOR(1)(Q)	156	2,351	2,195
5	11/15/23	2.217%(S)	3 Month LIBOR(1)(Q)	(4)	9	13
12,480	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(42,689)	(158)	42,531
2,165	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(3,145)	(2,205)	940
1,588	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(2,134)	1,549	3,683
1,215	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	3,113	3,857	744
1,485	05/15/24	1.956%(S)	3 Month LIBOR(1)(Q)	4,963	28,005	23,042
5,920	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	20,952	44,971	24,019
620	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	4,907	4,907
615	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	895	4,591	3,696
490	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	559	(51)	(610)
840	11/12/25	2.263%(S)	3 Month LIBOR(1)(Q)	156	3,315	3,159
396	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	4,862	6,636	1,774
130	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(181)	(564)	(383)
130	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	593	593
130	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	910	910
665	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(4,900)	(15,285)	(10,385)

				$176,972	$(578,469)	$(755,441)

A securitiy with a market value of $681,465 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$6,144,123	$—
Collateralized Loan Obligations	—	2,944,670	—
Credit Cards	—	2,906,749	—
Equipment	—	85,646	—
Student Loans	—	376,932	—
Commercial Mortgage-Backed Securities	—	11,837,465	—
Corporate Bonds	—	25,884,145	—
Sovereign Bonds	—	1,437,571	—
U.S. Government Agency Obligations	—	6,322,672	—
U.S. Treasury Obligation	—	29,430	—
Affiliated Mutual Fund	129,730	—	—
Other Financial Instruments*
Futures Contracts	8,811	—	—
Centrally Cleared Interest Rate Swap Agreements	—	(755,441)	—

Total	$138,541	$57,213,962	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 Level 2, and Level 3 to report.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Commercial Mortgage-Backed Securities	20.4%
Banks	13.2
U.S. Government Agency Obligations	10.9
Automobiles	10.6
Collateralized Loan Obligations	5.1
Credit Cards	5.0
Insurance	3.9
Oil & Gas	3.1
Pharmaceuticals	2.7
Healthcare-Services	2.7
Sovereign Bonds	2.5
Software	2.3
Computers	2.3
Electric	1.9
Telecommunications	1.7
Auto Manufacturers	1.6
Diversified Financial Services	1.5
Chemicals	1.3

Biotechnology	1.2%
Transportation	1.1
Multi-National	0.9
Hand/Machine Tools	0.8
Student Loans	0.6
Packaging & Containers	0.5
Pipelines	0.4
Mining	0.3
Beverages	0.3
Electronics	0.3
Affiliated Mutual Fund	0.2
Airlines	0.2
Media	0.2
Equipment	0.1
Machinery-Diversified	0.1
U.S. Treasury Obligation	0.0 *

99.9
Other assets in excess of liabilities	0.1

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$114,065	*	Due from/to broker — variation margin futures	$105,254	*
Interest rate contracts	Due from/to broker — variation margin swaps	226,633	*	Due from/to broker — variation margin swaps	982,074	*

Total		$340,698			$1,087,328

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(106,819)	$53,707	$76,054	$1,133,289

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(70,699)	$(1,336,853)

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Interest Rate Swap Agreements(3)
$16,412	$37,800	$18,049,536	$40,781,741	$226,168,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BOND PORTFOLIO 2020 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value:
Unaffiliated investments (cost $57,746,394)	$57,969,403
Affiliated investments (cost $129,730)	129,730
Dividends and interest receivable	349,912
Due from broker-variation margin futures	15,919
Due from broker-variation margin swaps	6,149
Prepaid expenses	820

Total Assets	58,471,933

LIABILITIES:
Payable for fund share repurchased	286,010
Accrued expenses and other liabilities	22,879
Management fees payable	10,942
Distribution fee payable	2,419
Loan interest payable	414
Affiliated transfer agent fee payable	365

Total Liabilities	323,029

NET ASSETS	$58,148,904

Net assets were comprised of:
Paid-in capital	$36,130,074
Retained earnings	22,018,830

Net assets, December 31, 2017	$58,148,904

Net asset value and redemption price per share, $58,148,904 / 8,496,024 outstanding shares of beneficial interest	$6.84

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income (net of $492 foreign withholding tax)	$1,834,101
Affiliated dividend income	14,538
Income from securities lending, net (including affiliated income of $3,002)	3,034

1,851,673

EXPENSES
Management fees	436,383
Distribution fee	229,843
Custodian and accounting fees	58,069
Audit fee	53,389
Legal fees and expenses	12,164
Trustees’ fees	10,797
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,014
Shareholders’ reports	6,576
Miscellaneous	20,259

Total expenses	834,494

NET INVESTMENT INCOME (LOSS)	1,017,179

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $4)	(350,779)
Futures transactions	76,054
Swap agreement transactions	1,133,289
Options written transactions	53,707

912,271

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $28)	748,450
Futures	(70,699)
Swap agreements	(1,336,853)

(659,102)

NET GAIN (LOSS) ON INVESTMENTS	253,169

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,270,348

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$1,017,179	$1,205,409
Net realized gain (loss) on investment transactions	912,271	5,158,399
Net change in unrealized appreciation (depreciation) on investments	(659,102)	(2,370,833)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,270,348	3,992,975

FUND SHARE TRANSACTIONS:
Fund share sold [185,332 and 4,759,785 shares, respectively]	1,255,136	32,391,646
Fund share repurchased [9,446,743 and 10,527,359 shares, respectively]	(64,752,846)	(72,475,371)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(63,497,710)	(40,083,725)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(62,227,362)	(36,090,750)
NET ASSETS:
Beginning of year	120,376,266	156,467,016

End of year	$58,148,904	$120,376,266

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BOND PORTFOLIO 2021

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 99.7% ASSET-BACKED SECURITIES — 24.7%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 9.7%
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2B, 1 Month LIBOR + 0.700%	2.107%	(c)	10/08/19	79	$79,179
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 144A	2.100%		03/20/19	250	250,001
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	600	599,083
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	900	899,969
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	400	399,584
Bank of The West Auto Trust, Series 2017-1, Class A3, 144A	2.110%		01/15/23	100	99,467
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 144A	1.590%		02/22/21	353	352,987
Enterprise Fleet Financing LLC, Series 2016-1, Class A2, 144A	1.830%		09/20/21	289	289,006
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 144A	2.130%		07/20/22	587	587,094
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	500	500,737
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 144A	2.030%		12/15/27	200	197,111
Ford Credit Floorplan Master Owner Trust, Series 2016-4, Class A, 1 Month LIBOR + 0.530%	2.007%	(c)	07/15/20	700	701,241
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 1 Month LIBOR + 0.500%, 144A	1.977%	(c)	05/15/20	600	600,772
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2, 1 Month LIBOR + 0.850%, 144A	2.327%	(c)	05/17/21	700	705,797
Nissan Master Owner Trust Receivables, Series 2015-A, Class A1, 1 Month LIBOR + 0.400%	1.877%	(c)	01/15/20	1,100	1,100,182
Nissan Master Owner Trust Receivables, Series 2016-A, Class A1, 1 Month LIBOR + 0.640%	2.117%	(c)	06/15/21	900	905,874
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 144A	2.160%		10/15/20	2,000	1,994,041
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 144A	2.310%		12/14/21	600	599,548

					10,861,673

Collateralized Loan Obligations — 6.8%
Ballyrock CLO LLC (Cayman Islands), Series 2013-1A, Class A, 3 Month LIBOR + 1.180%, 144A	2.616%	(c)	05/20/25	454	455,116
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 3 Month LIBOR + 1.150%, 144A	2.503%	(c)	04/17/25	231	231,329
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 3 Month LIBOR + 1.430%, 144A	2.793%	(c)	10/20/29	250	252,676

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-2A, Class AR, 3 Month LIBOR + 1.250%, 144A	2.666%	(c)	05/15/25	500	$503,234
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%, 144A	2.472%	(c)	01/22/31	250	250,000
Eaton Vance CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 3 Month LIBOR + 1.200%, 144A	2.559%	(c)	07/15/26	250	251,105
Flagship CLO Ltd. (Cayman Islands), Series 2014-8A, Class AR, 3 Month LIBOR + 1.250%, 144A	2.609%	(c)	01/16/26	250	250,239
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.300%, 144A	2.716%	(c)	05/15/26	250	250,805
KVK CLO Ltd. (Cayman Islands), Series 2014-2A, Class AR, 3 Month LIBOR + 1.180%, 144A	2.539%	(c)	07/15/26	1,500	1,503,502
Magnetite Ltd. (Cayman Islands), Series 2014-11A, Class A1R, 3 Month LIBOR + 1.120%, 144A	2.474%	(c)	01/18/27	250	250,725
Mountain View CLO LLC (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.210%, 144A	3.075%	(c)	01/16/31	250	250,000
MP CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.840%, 144A	2.370%	(c)	04/18/27	1,250	1,250,000
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	2.572%	(c)	01/15/28	250	250,000
OHA Credit Partners Ltd. (Cayman Islands), Series 2013-8A, Class A, 3 Month LIBOR + 1.120%, 144A	2.483%	(c)	04/20/25	440	440,597
Voya CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.330%, 144A	2.684%	(c)	04/18/26	750	753,268
Voya CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A	2.404%	(c)	01/18/29	500	500,000

					7,642,596

Credit Cards — 7.4%
American Express Credit Account Master Trust, Series 2013-1, Class A, 1 Month LIBOR + 0.420%	1.897%	(c)	02/16/21	1,000	1,001,895
American Express Credit Account Master Trust, Series 2013-2, Class B, 1 Month LIBOR + 0.700%	2.177%	(c)	05/17/21	600	602,264
American Express Credit Account Master Trust, Series 2014-1, Class A, 1 Month LIBOR + 0.370%	1.847%	(c)	12/15/21	800	802,960
BA Credit Card Trust, Series 2015-A1, Class A, 1 Month LIBOR + 0.330%	1.807%	(c)	06/15/20	1,100	1,100,168
Chase Issuance Trust, Series 2016-A1, Class A, 1 Month LIBOR + 0.410%	1.887%	(c)	05/17/21	2,200	2,208,813
Discover Card Execution Note Trust, Series 2014-A1, Class A1, 1 Month LIBOR + 0.430%	1.907%	(c)	07/15/21	1,100	1,103,762
Discover Card Execution Note Trust, Series 2014-A4, Class A4	2.120%		12/15/21	900	900,431

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Credit Cards (continued)
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 1 Month LIBOR + 0.260%	1.737%	(c)	08/16/21	600	$600,410

					8,320,703

Equipment — 0.2%
MMAF Equipment Finance LLC, Series 2017-AA, Class A2, 144A	1.730%		05/18/20	172	171,292

Student Loans — 0.6%
Navient Student Loan Trust, Series 2016-2A, Class A1, 1 Month LIBOR + 0.750%, 144A	2.302%	(c)	06/25/65	129	129,519
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX, 144A	2.050%		01/25/41	600	598,441

					727,960

TOTAL ASSET-BACKED SECURITIES (cost $27,675,517)					27,724,224

COMMERCIAL MORTGAGE-BACKED SECURITIES — 20.1%
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class A2	2.790%		03/10/47	683	686,930
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A2	2.904%		05/10/47	900	906,083
Commercial Mortgage Trust, Series 2014-CR19, Class A4	3.532%		08/10/47	1,000	1,034,377
Commercial Mortgage Trust, Series 2014-UBS4, Class A2	2.963%		08/10/47	1,480	1,493,386
Commercial Mortgage Trust, Series 2015-CR24, Class A3	3.214%		08/10/48	1,900	1,919,446
Commercial Mortgage Trust, Series 2015-CR26, Class A3	3.359%		10/10/48	1,400	1,435,904
Commercial Mortgage Trust, Series 2015-DC1, Class A2	2.870%		02/10/48	1,245	1,257,738
Fannie Mae Multifamily Remic Trust, Series 2015-M12, Class A1	2.331%		05/25/25	1,262	1,241,608
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2	2.745%		01/25/26	2,200	2,196,018
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2	2.673%		03/25/26	2,200	2,182,094
GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class A1A	5.483%	(cc)	12/10/49	181	181,922
GS Mortgage Securities Trust, Series 2014-GC18, Class A2	2.924%		01/10/47	687	691,335
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	2,200	2,276,446
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3	3.669%		04/15/47	1,140	1,180,220
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A4	3.493%		08/15/47	300	309,387
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A3	2.475%		12/15/47	1,027	1,026,087
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(cc)	07/15/40	264	263,607

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%	05/15/48	2,200	$2,271,116

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $22,770,877)				22,553,704

CORPORATE BONDS — 27.1%
Banks — 10.8%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN	2.000%	03/18/19	900	898,446
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, MTN, 144A	2.375%	02/01/22	400	399,851
Bank of America Corp., Sub. Notes, MTN	4.000%	01/22/25	505	525,383
Capital One NA, Sr. Unsec’d. Notes	2.250%	09/13/21	410	402,187
Citigroup, Inc., Sr. Unsec’d. Notes	2.700%	03/30/21	520	521,580
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, MTN, 144A	1.000%	01/22/18	1,000	999,530
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A	2.250%	02/18/20	500	498,853
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN	2.250%	01/30/19	500	500,539
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, 144A	2.250%	01/30/19	250	250,270
Discover Bank, Sr. Unsec’d. Notes	2.000%	02/21/18	1,000	1,000,069
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%	07/27/21	400	433,516
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, GMTN	5.375%	03/15/20	340	360,513
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	3.850%	07/08/24	505	523,820
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.750%	06/23/20	670	675,850
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.625%	05/13/24	600	623,885
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%	10/15/20	315	330,284
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%	08/15/21	400	424,246
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.700%	10/23/24	625	645,830
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%	01/26/20	825	874,259
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, MTN, 144A (original cost $239,333; purchased 09/09/15)(f)	1.875%	09/17/18	240	239,846
PNC Bank NA, Sr. Unsec’d. Notes	2.250%	07/02/19	575	575,341
PNC Bank NA, Sr. Unsec’d. Notes	3.300%	10/30/24	375	383,167

				12,087,265

Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.000%	04/15/20	350	371,377

Biotechnology — 2.5%
Amgen, Inc., Sr. Unsec’d. Notes	3.625%	05/22/24	1,000	1,038,989
Amgen, Inc., Sr. Unsec’d. Notes	4.100%	06/15/21	600	626,722
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.700%	04/01/24	1,100	1,150,808

				2,816,519

Chemicals — 1.1%
LYB International Finance BV, Gtd. Notes	4.000%	07/15/23	1,150	1,203,803

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Computers — 0.8%
Apple, Inc., Sr. Unsec’d. Notes	3.000%	02/09/24	750	$759,520
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	10/05/18	170	170,819

				930,339

Diversified Financial Services — 0.9%
American Express Credit Corp., Sr. Unsec’d. Notes, GMTN	2.250%	08/15/19	1,030	1,032,152

Electric — 0.4%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21	400	423,291

Foods — 0.4%
Kraft Heinz Foods Co., Gtd. Notes	5.375%	02/10/20	379	401,549

Healthcare-Services — 0.9%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	400	416,346
Anthem, Inc., Sr. Unsec’d. Notes	2.250%	08/15/19	195	194,635
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	400	425,340

				1,036,321

Insurance — 0.8%
American International Group, Inc., Sr. Unsec’d. Notes	4.125%	02/15/24	850	898,113

Machinery-Diversified — 0.6%
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	570	614,764

Mining — 0.3%
Freeport-McMoRan, Inc., Gtd. Notes	2.375%	03/15/18	325	324,594

Multi-National — 0.8%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	710	707,508
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%	09/27/21	185	180,908

				888,416

Oil & Gas — 0.3%
Nabors Industries, Inc., Gtd. Notes	5.000%	09/15/20	325	324,188

Pipelines — 1.7%
Enterprise Products Operating LLC, Gtd. Notes	2.550%	10/15/19	220	220,693
Enterprise Products Operating LLC, Gtd. Notes	3.900%	02/15/24	825	859,651
Enterprise Products Operating LLC, Gtd. Notes	5.200%	09/01/20	285	304,502
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	475	495,649

				1,880,495

Retail — 1.3%
CVS Health Corp., Sr. Unsec’d. Notes	2.250%	08/12/19	1,005	1,001,961
CVS Health Corp., Sr. Unsec’d. Notes	3.375%	08/12/24	500	502,696

				1,504,657

Software — 1.0%
Oracle Corp., Sr. Unsec’d. Notes	1.900%	09/15/21	550	541,320

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Software (continued)
Oracle Corp., Sr. Unsec’d. Notes	2.950%		11/15/24	600	$604,300

					1,145,620

Telecommunications — 1.3%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%		08/15/21	585	606,078
SingTel Group Treasury Pte Ltd. (Singapore), Gtd. Notes, EMTN	4.500%		09/08/21	200	212,440
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%		11/01/21	595	612,698

					1,431,216

Transportation — 0.9%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.450%		09/15/21	485	501,112
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%		06/15/19	475	499,357

					1,000,469

TOTAL CORPORATE BONDS (cost $29,903,839)					30,315,148

SOVEREIGN BONDS — 2.8%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125%		10/11/27	405	395,993
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN, 144A	1.250%		03/12/18	1,000	998,940
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%		04/13/21	200	196,535
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%		10/25/23	200	192,111
Kingdom of Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, EMTN, 144A	1.125%		08/03/19	200	197,038
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%		05/23/18	892	889,817
Kuwait International Government Bond (Kuwait), Sr. Unsec’d. Notes, 144A	2.750%		03/20/22	255	254,082

TOTAL SOVEREIGN BONDS (cost $3,141,085)					3,124,516

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.9%
Federal Home Loan Mortgage Corp.(k)	2.375%		01/13/22	5,580	5,630,170
Federal National Mortgage Assoc.	1.500%		07/30/20	2,465	2,434,508
Federal National Mortgage Assoc.	6.625%		11/15/30	570	801,594
Israel Government, USAID Bond, Gov’t. Gtd. Notes	3.091%	(s)	08/15/24	1,322	1,118,075

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $9,840,463)					9,984,347

U.S. TREASURY OBLIGATIONS — 16.1%
U.S. Treasury Bonds	2.750%		08/15/47	300	300,375
U.S. Treasury Bonds	2.875%		05/15/43	440	452,427
U.S. Treasury Bonds	2.875%		08/15/45	60	61,533
U.S. Treasury Bonds	3.000%		05/15/45	620	651,121
U.S. Treasury Bonds	3.625%		08/15/43	780	910,345

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. Treasury Bonds	4.250%	11/15/40	695	$882,650
U.S. Treasury Inflation Indexed Bonds	0.125%	04/15/22	264	261,856
U.S. Treasury Notes	1.750%	06/30/22	2,245	2,204,397
U.S. Treasury Notes	1.875%	12/31/19	455	454,858
U.S. Treasury Notes	1.875%	12/15/20	955	952,239
U.S. Treasury Notes	1.875%	04/30/22	1,630	1,610,516
U.S. Treasury Notes	1.875%	09/30/22	576	567,652
U.S. Treasury Notes(a)	2.000%	11/30/22	2,450	2,427,701
U.S. Treasury Notes	2.000%	06/30/24	915	897,486
U.S. Treasury Notes	2.125%	09/30/21	135	135,084
U.S. Treasury Notes	2.125%	06/30/22	95	94,826
U.S. Treasury Notes	2.125%	12/31/22	345	343,571
U.S. Treasury Notes(k)	2.125%	11/30/24	4,055	4,001,778
U.S. Treasury Notes	2.125%	05/15/25	375	369,272
U.S. Treasury Notes	2.250%	11/15/25	55	54,517
U.S. Treasury Notes	2.375%	08/15/24	375	376,201

TOTAL U.S. TREASURY OBLIGATIONS (cost $18,033,235)				18,010,405

TOTAL LONG-TERM INVESTMENTS (cost $111,365,016)				111,712,344

			Shares
SHORT-TERM INVESTMENTS — 3.1%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)			1,166,852	1,166,852
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $2,285,918; includes $2,284,553 of cash collateral for securities on loan)(b)(w)			2,285,918	2,285,918

TOTAL SHORT-TERM INVESTMENTS (cost $3,452,770)				3,452,770

TOTAL INVESTMENTS — 102.8% (cost $114,817,786)				115,165,114
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (2.8)%				(3,142,063)

NET ASSETS — 100.0%				$112,023,051

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,239,429; cash collateral of $2,284,553 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)	Indicates a restricted security; the original cost of such security is $239,333. The value of $239,846 is 0.2% of net assets.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value Unrealized Appreciation (Depreciation)
Long Positions:
13	2 Year U.S. Treasury Notes	Mar. 2018	$2,788,894	$2,783,422	$(5,472)
300	10 Year U.S. Treasury Notes	Mar. 2018	37,355,936	37,214,063	(141,873)
11	10 Year U.S. Ultra Treasury Notes	Mar. 2018	1,474,017	1,469,187	(4,830)
23	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	3,835,319	3,856,094	20,775

					(131,400)

Short Positions:
29	90 Day Euro Dollar	Dec. 2018	7,108,927	7,094,487	14,440
409	5 Year U.S. Treasury Notes	Mar. 2018	47,756,235	47,511,102	245,133
87	20 Year U.S. Treasury Bonds	Mar. 2018	13,288,206	13,311,000	(22,794)
					236,779

					$105,379

A security with a market value of $447,054 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2017.

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
760	07/11/18	0.947%(S)	3 Month LIBOR(1)(Q)	$152	$2,131	$1,979
2,500	10/11/18	1.770%(S)	3 Month LIBOR(2)(Q)	(3,632)	1,131	4,763
7,300	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	(2,788)	22,439	25,227
860	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(621)	2,407	3,028
4,770	07/11/19	1.045%(S)	3 Month LIBOR(1)(Q)	170	59,349	59,179
2,980	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	807	5,144	4,337
640	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	(132)	627	759
13,485	01/08/21	1.683%(S)	3 Month LIBOR(2)(Q)	223	(127,478)	(127,701)
45,000	05/09/21	2.230%(S)	3 Month LIBOR(2)(Q)	420	122,441	122,021
2,707	05/31/21	1.948%(S)	3 Month LIBOR(2)(Q)	161	(19,923)	(20,084)
2,570	05/31/21	1.849%(S)	3 Month LIBOR(2)(Q)	147	(27,564)	(27,711)

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
715	05/31/21	1.953%(S)	3 Month LIBOR(2)(Q)	$1,762	$(5,148)	$(6,910)
3,010	06/15/21	1.105%(S)	3 Month LIBOR(1)(Q)	110	109,798	109,688
14,620	08/31/21	2.015%(S)	3 Month LIBOR(1)(Q)	(15,096)	10,378	25,474
20,160	10/06/21	2.308%(S)	3 Month LIBOR(2)(Q)	12,314	117,520	105,206
12,000	10/13/21	2.340%(S)	3 Month LIBOR(2)(Q)	—	82,726	82,726
4,120	10/14/21	2.405%(S)	3 Month LIBOR(2)(Q)	—	39,140	39,140
35,000	03/12/22	2.020%(S)	3 Month LIBOR(2)(Q)	360	(96,062)	(96,422)
7,800	04/08/22	1.780%(S)	3 Month LIBOR(2)(Q)	197	(134,957)	(135,154)
2,960	07/11/23	1.400%(S)	3 Month LIBOR(2)(Q)	171	(122,223)	(122,394)
2,835	08/15/23	1.459%(S)	3 Month LIBOR(1)(Q)	130,792	109,782	(21,010)
1,796	11/15/23	2.209%(S)	3 Month LIBOR(1)(Q)	160	3,917	3,757
5	11/15/23	2.217%(S)	3 Month LIBOR(1)(Q)	(5)	9	14
6,315	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(34,080)	(35)	34,045
5,655	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(8,328)	(5,761)	2,567
4,156	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(5,526)	4,055	9,581
2,675	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	6,623	8,491	1,868
1,980	05/15/24	1.956%(S)	3 Month LIBOR(1)(Q)	5,059	37,339	32,280
10,340	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	39,509	78,546	39,037
870	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	6,885	6,885
865	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	1,352	6,457	5,105
615	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	559	(63)	(622)
1,450	11/12/25	2.263%(S)	3 Month LIBOR(1)(Q)	160	5,722	5,562
6,900	06/15/26	1.504%(S)	3 Month LIBOR(1)(Q)	206	453,444	453,238
670	10/06/26	2.312%(S)	3 Month LIBOR(2)(Q)	(1,634)	(1,127)	507
657	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	9,056	11,010	1,954
395	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(181)	(1,715)	(1,534)
130	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	593	593
260	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	1,821	1,821
805	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(4,180)	(18,503)	(14,323)

				$134,267	$742,743	$608,476

A security with a market value of $3,430,570 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$10,861,673	$—
Collateralized Loan Obligations	—	7,642,596	—
Credit Cards	—	8,320,703	—
Equipment	—	171,292	—
Student Loans	—	727,960	—
Commercial Mortgage-Backed Securities	—	22,553,704	—
Corporate Bonds	—	30,315,148	—
Sovereign Bonds	—	3,124,516	—
U.S. Government Agency Obligations	—	9,984,347	—
U.S. Treasury Obligations	—	18,010,405	—
Affiliated Mutual Funds	3,452,770	—	—
Other Financial Instruments*
Futures Contracts	105,379	—	—
Centrally Cleared Interest Rate Swap Agreements	—	608,476	—

Total	$3,558,149	$112,320,820	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Commercial Mortgage-Backed Securities	20.1%
U.S. Treasury Obligations	16.1
Banks	10.8
Automobiles	9.7
U.S. Government Agency Obligations	8.9
Credit Cards	7.4
Collateralized Loan Obligations	6.8
Affiliated Mutual Funds (2.0% represents investments purchased with collateral from securities on loan)	3.1
Sovereign Bonds	2.8
Biotechnology	2.5
Pipelines	1.7
Retail	1.3
Telecommunications	1.3
Chemicals	1.1
Software	1.0

Healthcare-Services	0.9%
Diversified Financial Services	0.9
Transportation	0.9
Computers	0.8
Insurance	0.8
Multi-National	0.8
Student Loans	0.6
Machinery-Diversified	0.6
Electric	0.4
Foods	0.4
Beverages	0.3
Mining	0.3
Oil & Gas	0.3
Equipment	0.2

102.8
Liabilities in excess of other assets	(2.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$280,348	*	Due from/to broker — variation margin futures	$174,969	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,182,341	*	Due from/to broker — variation margin swaps	573,865	*

Total		$1,462,689			$748,834

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(171,643)	$86,924	$(193,770)	$1,486,718

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$64,985	$(1,478,578)

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Interest Rate Swaps(3)
$26,500	$61,000	$27,009,101	$64,700,719	$284,749,200

(1)	Cost.

(2)	Value at Trade Date.

(3)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$2,239,429	$(2,239,429)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BOND PORTFOLIO 2021 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $2,239,429:
Unaffiliated investments (cost $111,365,016)	$111,712,344
Affiliated investments (cost $3,452,770)	3,452,770
Dividends and interest receivable	579,312
Due from broker-variation margin swaps	17,407
Due from broker-variation margin futures	11,097
Receivable for investments sold	5,131
Prepaid expenses	1,113

Total Assets	115,779,174

LIABILITIES:
Payable to broker for collateral for securities on loan	2,284,553
Payable for investments purchased	1,298,149
Payable for fund share repurchased	123,050
Accrued expenses and other liabilities	25,170
Management fees payable	20,385
Distribution fee payable	4,451
Affiliated transfer agent fee payable	365

Total Liabilities	3,756,123

NET ASSETS	$112,023,051

Net assets were comprised of:
Paid-in capital	$(1,106,725)
Retained earnings	113,129,776

Net assets, December 31, 2017	$112,023,051

Net asset value and redemption price per share, $112,023,051 / 7,574,422 outstanding shares of beneficial interest	$14.79

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income (net of $428 foreign withholding tax)	$3,250,989
Affiliated dividend income	26,997
Income from securities lending, net (including affiliated income of $6,636)	6,793

3,284,779

EXPENSES
Management fees	713,669
Distribution fee	375,879
Custodian and accounting fees	60,573
Audit fee	54,458
Legal fees and expenses	12,655
Trustees’ fees	11,127
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	6,980
Shareholders’ reports	5,235
Miscellaneous	26,467

Total expenses	1,267,043

NET INVESTMENT INCOME (LOSS)	2,017,736

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $68)	(526,521)
Futures transactions	(193,770)
Swap agreement transactions	1,486,718
Options written transactions	86,924

853,351

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $168)	1,479,661
Futures	64,985
Swap agreements	(1,478,578)

66,068

NET GAIN (LOSS) ON INVESTMENTS	919,419

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,937,155

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$2,017,736	$2,500,202
Net realized gain (loss) on investment transactions	853,351	5,874,554
Net change in unrealized appreciation (depreciation) on investments	66,068	(579,943)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,937,155	7,794,813

FUND SHARE TRANSACTIONS:
Fund share sold [207,723 and 4,298,271 shares, respectively]	3,032,006	63,199,907
Fund share repurchased [6,759,864 and 9,249,997 shares, respectively]	(99,661,275)	(137,517,179)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(96,629,269)	(74,317,272)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(93,692,114)	(66,522,459)
NET ASSETS:
Beginning of year	205,715,165	272,237,624

End of year	$112,023,051	$205,715,165

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BOND PORTFOLIO 2022

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 98.5% ASSET-BACKED SECURITIES — 29.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 11.2%
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2B, 1 Month LIBOR + 0.700%	2.107%	(c)	10/08/19	69	$69,282
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class C	2.410%		07/08/22	200	198,738
ARI Fleet Lease Trust, Series 2015-A, Class A2, 144A	1.110%		11/15/18	6	5,811
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 144A	2.100%		03/20/19	200	200,001
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	500	499,236
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	400	399,986
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 144A	2.990%		06/20/22	600	603,726
Bank of The West Auto Trust, Series 2015-1, Class A3, 144A	1.310%		10/15/19	88	88,226
Bank of The West Auto Trust, Series 2017-1, Class A3, 144A	2.110%		01/15/23	100	99,467
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 144A	1.588%		02/22/21	165	164,727
Enterprise Fleet Financing LLC, Series 2016-1, Class A2, 144A	1.830%		09/20/21	289	289,006
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 144A	2.130%		07/20/22	489	489,245
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 144A	2.120%		07/15/26	1,250	1,247,451
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 144A	2.030%		12/15/27	500	492,778
Ford Credit Floorplan Master Owner Trust, Series 2016-4, Class A, 1 Month LIBOR + 0.530%	2.007%	(c)	07/15/20	600	601,064
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A2, 1 Month LIBOR + 0.460%	1.937%	(c)	11/15/21	500	502,724
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 1 Month LIBOR + 0.500%, 144A	1.977%	(c)	05/15/20	300	300,386
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2, 1 Month LIBOR + 0.850%, 144A	2.327%	(c)	05/17/21	600	604,969
Nissan Auto Lease Trust, Series 2016-A, Class A2B, 1 Month LIBOR + 0.380%	1.857%	(c)	08/15/18	4	4,260
Nissan Master Owner Trust Receivables, Series 2016-A, Class A1, 1 Month LIBOR + 0.640%	2.117%	(c)	06/15/21	800	805,221
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 144A	2.160%		10/15/20	1,700	1,694,935
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 144A	2.310%		12/14/21	500	499,623

					9,860,862

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations — 7.6%
Ballyrock CLO LLC (Cayman Islands), Series 2013-1A, Class A, 3 Month LIBOR + 1.180%, 144A	2.616%	(c)	05/20/25	303	$303,411
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 3 Month LIBOR + 1.150%, 144A	2.503%	(c)	04/17/25	231	231,329
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 3 Month LIBOR + 1.430%, 144A	2.793%	(c)	10/20/29	250	252,676
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-2A, Class AR, 3 Month LIBOR + 1.250%, 144A	2.666%	(c)	05/15/25	250	251,617
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%, 144A	2.472%	(c)	01/22/31	250	249,999
Eaton Vance CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 3 Month LIBOR + 1.200%, 144A	2.559%	(c)	07/15/26	250	251,105
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.300%, 144A	2.716%	(c)	05/15/26	250	250,805
KVK CLO Ltd. (Cayman Islands), Series 2014-2A, Class AR, 3 Month LIBOR + 1.180%, 144A	2.539%	(c)	07/15/26	1,350	1,353,152
Magnetite Ltd. (Cayman Islands), Series 2014-11A, Class A1R, 3 Month LIBOR + 1.120%, 144A	2.474%	(c)	01/18/27	250	250,725
MP CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.840%, 144A	2.370%	(c)	04/18/27	1,000	1,000,000
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	2.572%	(c)	01/15/28	250	249,999
OHA Credit Partners Ltd. (Cayman Islands), Series 2013-8A, Class A, 3 Month LIBOR + 1.120%, 144A	2.483%	(c)	04/20/25	220	220,298
TICP CLO Ltd. (Cayman Islands), Series 2017-9A, Class A, 144A	—%	(p)	01/20/31	500	499,999
Voya CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.330%, 144A	2.684%	(c)	04/18/26	750	753,268
Voya CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A	2.404%	(c)	01/18/29	500	500,000

					6,618,383

Credit Cards — 9.3%
American Express Credit Account Master Trust, Series 2013-2, Class B, 1 Month LIBOR + 0.700%	2.177%	(c)	05/17/21	500	501,887
American Express Credit Account Master Trust, Series 2014-1, Class A, 1 Month LIBOR + 0.370%	1.847%	(c)	12/15/21	500	501,850
American Express Credit Account Master Trust, Series 2017-2, Class A, 1 Month LIBOR + 0.450%	2.038%	(c)	09/16/24	800	806,200
BA Credit Card Trust, Series 2016-A1, Class A, 1 Month LIBOR + 0.390%	1.867%	(c)	10/15/21	1,300	1,304,634
Chase Issuance Trust, Series 2016-A1, Class A, 1 Month LIBOR + 0.410%	1.887%	(c)	05/17/21	1,700	1,706,810

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Credit Cards (continued)
Chase Issuance Trust, Series 2016-A3, Class A3, 1 Month LIBOR + 0.550%	2.027%	(c)	06/15/23	900	$910,196
Citibank Credit Card Issuance Trust, Series 2013-A2, Class A2, 1 Month LIBOR + 0.280%	1.832%	(c)	05/26/20	200	200,172
Citibank Credit Card Issuance Trust, Series 2016-A3, Class A3, 1 Month LIBOR + 0.490%	1.893%	(c)	12/07/23	700	706,717
Discover Card Execution Note Trust, Series 2014-A1, Class A1, 1 Month LIBOR + 0.430%	1.907%	(c)	07/15/21	400	401,368
Discover Card Execution Note Trust, Series 2014-A4, Class A4	2.120%		12/15/21	400	400,192
Discover Card Execution Note Trust, Series 2017-A1, Class A1, 1 Month LIBOR + 0.490%	1.967%	(c)	07/15/24	500	503,829
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 1 Month LIBOR + 0.260%	1.737%	(c)	08/16/21	200	200,137

					8,143,992

Equipment — 0.2%
MMAF Equipment Finance LLC, Series 2017-AA, Class A2, 144A	1.730%		05/18/20	172	171,292

Student Loans — 0.8%
Navient Student Loan Trust, Series 2016-2A, Class A1, 1 Month LIBOR + 0.750%, 144A	2.302%	(c)	06/25/65	103	103,615
Navient Student Loan Trust, Series 2016-6A, Class A1, 1 Month LIBOR + 0.480%, 144A	2.032%	(c)	03/25/66	122	121,748
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX, 144A	2.050%		01/25/41	500	498,701

					724,064

TOTAL ASSET-BACKED SECURITIES (cost $25,451,184)					25,518,593

COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.8%
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A4	3.462%		09/15/48	900	926,324
Commercial Mortgage Trust, Series 2013-CR8, Class A3	2.812%		06/10/46	250	251,472
Commercial Mortgage Trust, Series 2014-UBS3, Class A2	2.844%		06/10/47	1,000	1,007,687
Commercial Mortgage Trust, Series 2014-UBS4, Class A2	2.963%		08/10/47	440	443,980
Commercial Mortgage Trust, Series 2015-CR26, Class A3	3.359%		10/10/48	900	923,081
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A2	2.662%		01/15/49	1,800	1,801,772
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2	2.745%		01/25/26	1,000	998,190
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2	2.673%		03/25/26	1,000	991,861
GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class A1A	5.483%	(cc)	12/10/49	117	117,020

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
GS Mortgage Securities Trust, Series 2014-GC18, Class A2	2.924%		01/10/47	472	$475,293
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	1,200	1,241,698
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A3	2.912%		10/15/48	1,280	1,272,132
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A3	2.475%		12/15/47	1,016	1,014,811
Ladder Capital Commercial Mortgage Securities Trust, Series 2017-LC26, Class A2, 144A	3.128%		07/12/50	525	534,781
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(cc)	07/15/40	435	434,951
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%		05/15/48	1,200	1,238,790
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A2	3.261%		05/15/48	600	615,018
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A2	2.590%		11/15/50	460	457,461

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $14,885,075)					14,746,322

CORPORATE BONDS — 30.1%
Airlines — 0.2%
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.875%		03/13/20	160	160,928

Auto Manufacturers — 1.9%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.850%		01/06/22	640	642,741
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%		01/16/18	560	560,069
General Motors Financial Co., Inc., Gtd. Notes	2.400%		05/09/19	460	460,112

					1,662,922

Banks — 10.4%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN	2.000%		03/18/19	750	748,705
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, MTN, 144A	2.375%		02/01/22	400	399,851
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	2.500%		04/15/21	285	285,642
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.684%		01/10/23	310	314,581
Capital One NA, Sr. Unsec’d. Notes	2.250%		09/13/21	250	245,236
Citigroup, Inc., Sr. Unsec’d. Notes	2.700%		03/30/21	1,290	1,293,918
Citigroup, Inc., Sr. Unsec’d. Notes	2.750%		04/25/22	370	369,251
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, MTN, 144A	1.000%		01/22/18	800	799,624
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A	2.250%		02/18/20	500	498,853
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN	2.250%		01/30/19	250	250,270
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, 144A	2.250%		01/30/19	250	250,270
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18	585	585,041
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	535	593,224
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%		09/23/22	405	414,660
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	200	212,123

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Banks (continued)
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%	04/23/19	125	$131,600
Morgan Stanley, Sr. Unsec’d. Notes	5.750%	01/25/21	675	735,571
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, MTN, 144A (original cost $199,444; purchased 09/09/15)(f)	1.875%	09/17/18	200	199,872
PNC Bank NA, Sr. Unsec’d. Notes	2.450%	11/05/20	770	771,154

				9,099,446

Biotechnology — 1.3%
Amgen, Inc., Sr. Unsec’d. Notes	1.850%	08/19/21	145	141,352
Amgen, Inc., Sr. Unsec’d. Notes	2.650%	05/11/22	125	124,664
Amgen, Inc., Sr. Unsec’d. Notes	4.100%	06/15/21	100	104,454
Biogen, Inc., Sr. Unsec’d. Notes	3.625%	09/15/22	355	367,904
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.400%	12/01/21	385	410,620

				1,148,994

Chemicals — 1.1%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	150	151,694
CF Industries, Inc., Gtd. Notes	7.125%	05/01/20	282	307,465
LYB International Finance BV, Gtd. Notes	4.000%	07/15/23	500	523,393

				982,552

Computers — 1.4%
Apple, Inc., Sr. Unsec’d. Notes	2.500%	02/09/22	1,110	1,110,982
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	10/05/18	110	110,530

				1,221,512

Electric — 1.4%
Alabama Power Co., Sr. Unsec’d. Notes	2.450%	03/30/22	360	357,742
Dominion Energy, Inc., Sr. Unsec’d. Notes	2.750%	01/15/22	410	409,355
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21	125	132,278
Southern Power Co., Sr. Unsec’d. Notes	1.950%	12/15/19	305	302,493

				1,201,868

Electronics — 0.1%
Fortive Corp., Sr. Unsec’d. Notes	2.350%	06/15/21	115	113,994

Foods — 0.1%
Kraft Heinz Foods Co., Gtd. Notes	5.375%	02/10/20	104	110,188

Hand/Machine Tools — 0.8%
Stanley Black & Decker, Inc., Sub. Notes	1.622%	11/17/18	670	667,543

Healthcare-Products — 0.5%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900%	11/30/21	460	465,325

Healthcare-Services — 0.9%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%	11/15/22	575	569,431
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	125	130,108
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	125	132,919

				832,458

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Insurance — 1.9%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	140	$140,175
Chubb INA Holdings, Inc., Gtd. Notes	2.875%	11/03/22	480	486,535
Lincoln National Corp., Sr. Unsec’d. Notes	6.250%	02/15/20	400	430,735
MetLife, Inc., Sr. Unsec’d. Notes	7.717%	02/15/19	125	132,815
Swiss Re Treasury US Corp. (Switzerland), Gtd. Notes, 144A	2.875%	12/06/22	175	175,240
W.R. Berkley Corp., Sr. Unsec’d. Notes	4.625%	03/15/22	245	260,735

				1,626,235

Machinery-Diversified — 0.2%
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	140	150,995

Mining — 0.3%
Freeport-McMoRan, Inc., Gtd. Notes	2.375%	03/15/18	250	249,688

Multi-National — 0.9%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	610	607,859
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%	09/27/21	155	151,571

				759,430

Oil & Gas — 2.5%
Apache Corp., Sr. Unsec’d. Notes	3.250%	04/15/22	500	503,777
Devon Energy Corp., Sr. Unsec’d. Notes(a)	3.250%	05/15/22	600	610,317
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.150%	06/15/19	400	420,109
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%	12/15/21	250	260,505
Valero Energy Corp., Sr. Unsec’d. Notes	9.375%	03/15/19	350	379,065

				2,173,773

Pharmaceuticals — 0.5%
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.875%	09/23/23	465	457,130

Pipelines — 0.7%
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	600	626,082

Software — 1.8%
Microsoft Corp., Sr. Unsec’d. Notes	2.400%	02/06/22	880	880,312
Oracle Corp., Sr. Unsec’d. Notes	1.900%	09/15/21	690	679,111

				1,559,423

Telecommunications — 0.8%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21	305	315,989
SingTel Group Treasury Pte Ltd. (Singapore), Gtd. Notes, EMTN	4.500%	09/08/21	200	212,440
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%	11/01/21	200	205,949

				734,378

Transportation — 0.4%
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	4.500%	01/15/22	200	212,987
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19	150	157,692

				370,679

TOTAL CORPORATE BONDS (cost $26,182,194)				26,375,543

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SOVEREIGN BONDS — 2.3%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125%		10/11/27	315	$307,994
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN, 144A	1.250%		03/12/18	900	899,046
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%		04/13/21	200	196,535
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%		10/25/23	200	192,111
Kingdom of Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, EMTN, 144A	1.125%		08/03/19	200	197,038
Kuwait International Government Bond (Kuwait), Sr. Unsec’d. Notes, 144A	2.750%		03/20/22	215	214,225

TOTAL SOVEREIGN BONDS (cost $2,022,338)					2,006,949

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.9%
Federal National Mortgage Assoc.(k)	1.125%		07/20/18	555	553,412
Federal National Mortgage Assoc.	1.500%		07/30/20	1,790	1,767,858
Israel Government, USAID Bond, Gov’t. Gtd. Notes	5.500%		09/18/23	970	1,128,770

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $3,435,715)					3,450,040

U.S. TREASURY OBLIGATIONS — 16.3%
U.S. Treasury Bonds	2.750%		08/15/47	300	300,375
U.S. Treasury Bonds	2.875%		08/15/45	45	46,150
U.S. Treasury Bonds(k)	3.000%		05/15/45	3,395	3,565,413
U.S. Treasury Bonds	3.625%		08/15/43	20	23,342
U.S. Treasury Inflation Indexed Bonds	0.125%		04/15/22	208	206,463
U.S. Treasury Notes	1.625%		04/30/23	1,775	1,720,849
U.S. Treasury Notes	1.750%		06/30/22	520	510,595
U.S. Treasury Notes	1.875%		12/31/19	575	574,820
U.S. Treasury Notes	1.875%		04/30/22	861	850,708
U.S. Treasury Notes	1.875%		09/30/22	449	442,493
U.S. Treasury Notes(a)(k)	2.000%		11/30/22	3,130	3,101,512
U.S. Treasury Notes	2.000%		06/30/24	740	725,836
U.S. Treasury Notes	2.125%		06/30/22	480	479,119
U.S. Treasury Notes	2.125%		12/31/22	270	268,882
U.S. Treasury Notes	2.125%		11/30/24	375	370,078
U.S. Treasury Notes	2.375%		08/15/24	315	316,009
U.S. Treasury Strips Coupon(k)	2.037%	(s)	02/15/22	830	758,940

TOTAL U.S. TREASURY OBLIGATIONS (cost $14,264,145)					14,261,584

TOTAL LONG-TERM INVESTMENTS (cost $86,240,651)					86,359,031

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SHORT-TERM INVESTMENTS — 3.9%	Shares	Value
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	671,358	$671,358
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $2,724,939; includes $2,723,001 of cash collateral for securities on loan)(b)(w)	2,724,939	2,724,939

TOTAL SHORT-TERM INVESTMENTS (cost $3,396,297)		3,396,297

TOTAL INVESTMENTS — 102.4% (cost $89,636,948)		89,755,328
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (2.4)%		(2,072,094)

NET ASSETS — 100.0%		$87,683,234

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,669,000; cash collateral of $2,723,001 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)	Indicates a restricted security; the original cost of such securities is $199,444. The value of $199,872 is 0.2% of net assets.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(p)	Interest rate not available as of December 31, 2017.

(s)	Represents zero coupon bond. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
46	2 Year U.S. Treasury Notes	Mar. 2018	$9,866,785	$9,849,031	$(17,754)
102	10 Year U.S. Treasury Notes	Mar. 2018	12,687,125	12,652,781	(34,344)
8	10 Year U.S. Ultra Treasury Notes	Mar. 2018	1,072,012	1,068,500	(3,512)

					(55,610)

Short Positions:
22	90 Day Euro Dollar	Dec. 2018	5,392,979	5,382,025	10,954
140	5 Year U.S. Treasury Notes	Mar. 2018	16,339,638	16,262,969	76,669
44	20 Year U.S. Treasury Bonds	Mar. 2018	6,724,373	6,732,000	(7,627)
10	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	1,662,390	1,676,562	(14,172)

					65,824

					$10,214

Securities with a combined market value of $533,170 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
5,795	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$(2,216)	$17,813	$20,029
860	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(621)	2,407	3,028
4,010	07/11/19	1.045%(S)	3 Month LIBOR(1)(Q)	166	49,893	49,727
2,550	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	720	4,402	3,682
2,950	10/02/19	1.188%(S)	3 Month LIBOR(1)(Q)	(13,338)	44,592	57,930
3,200	10/11/19	1.220%(S)	3 Month LIBOR(1)(Q)	(17,837)	46,913	64,750
1,920	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	(176)	1,881	2,057
30,000	09/03/20	1.600%(S)	3 Month LIBOR(1)(Q)	272	294,633	294,361
5,000	05/31/21	1.953%(S)	3 Month LIBOR(2)(Q)	1,660	(35,997)	(37,657)
15,000	05/21/22	1.893%(S)	3 Month LIBOR(2)(Q)	537,232	(193,341)	(730,573)
17,400	05/26/22	1.997%(S)	3 Month LIBOR(2)(Q)	205	(158,178)	(158,383)
12,300	06/07/22	1.771%(S)	3 Month LIBOR(2)(Q)	351,217	(229,186)	(580,403)
51,500	09/03/22	1.919%(S)	3 Month LIBOR(2)(Q)	355	(441,233)	(441,588)
8,880	07/11/23	1.400%(S)	3 Month LIBOR(2)(Q)	214	(366,668)	(366,882)
5	11/15/23	2.217%(S)	3 Month LIBOR(1)(Q)	(5)	9	14
5,850	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(35,969)	(32)	35,937
4,925	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(6,831)	(5,017)	1,814
3,057	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(3,837)	2,983	6,820
1,950	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	5,067	6,190	1,123
1,610	05/15/24	1.956%(S)	3 Month LIBOR(1)(Q)	5,530	30,362	24,832
13,905	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	51,301	105,627	54,326
1,370	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	10,843	10,843
985	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	895	7,353	6,458
860	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	885	(89)	(974)
526	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	7,440	8,814	1,374
130	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(181)	(564)	(383)
130	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	593	593
14,260	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	10,027	99,853	89,826
665	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(4,900)	(15,285)	(10,385)

				$887,275	$(710,429)	$(1,597,704)

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
2,500	12/31/22	3.843%(T)	3 Month LIBOR(2)(T)	$952,006	$—	$952,006	JPMorgan Chase
23,600	11/30/26	2.550%(S)	3 Month LIBOR(2)(Q)	388,585	—	388,585	JPMorgan Chase

				$1,340,591	$—	$1,340,591

Securities with a combined market value of $828,461 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$1,340,591	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$9,860,862	$—
Collateralized Loan Obligations	—	6,618,383	—
Credit Cards	—	8,143,992	—
Equipment	—	171,292	—
Student Loans	—	724,064	—
Commercial Mortgage-Backed Securities	—	14,746,322	—
Corporate Bonds	—	26,375,543	—
Sovereign Bonds	—	2,006,949	—
U.S. Government Agency Obligations	—	3,450,040	—
U.S. Treasury Obligations	—	14,261,584	—
Affiliated Mutual Funds	3,396,297	—	—
Other Financial Instruments*
Futures Contracts	10,214	—	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,597,704)	—
OTC Interest Rate Swap Agreements	—	1,340,591	—

Total	$3,406,511	$86,101,918	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Commercial Mortgage-Backed Securities	16.8%
U.S. Treasury Obligations	16.3
Automobiles	11.2
Banks	10.4
Credit Cards	9.3
Collateralized Loan Obligations	7.6
U.S. Government Agency Obligations	3.9
Affiliated Mutual Funds (3.1% represents investments purchased with collateral from securities on loan)	3.9
Oil & Gas	2.5
Sovereign Bonds	2.3
Auto Manufacturers	1.9
Insurance	1.9
Software	1.8
Computers	1.4
Electric	1.4
Biotechnology	1.3

Chemicals	1.1%
Healthcare-Services	0.9
Multi-National	0.9
Telecommunications	0.8
Student Loans	0.8
Hand/Machine Tools	0.8
Pipelines	0.7
Healthcare-Products	0.5
Pharmaceuticals	0.5
Transportation	0.4
Mining	0.3
Equipment	0.2
Airlines	0.2
Machinery-Diversified	0.2
Electronics	0.1
Foods	0.1

102.4
Liabilities in excess of other assets	(2.4)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$87,623	*	Due from/to broker — variation margin futures	$77,409	*
Interest rate contracts	Due from/to broker — variation margin swaps	729,524	*	Due from/to broker — variation margin swaps	2,327,228	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,340,591		—	—

Total		$2,157,738			$2,404,637

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(138,673)	$67,552	$(607,540)	$(57,857)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(39,933)	$663,613

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Interest Rate Swap Agreements(3)
$21,248	$48,600	$11,095,830	$38,833,783	$283,749,400

(1)	Cost.

(2)	Value at Trade Date.

(3)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$2,669,000	$(2,669,000)	$—

Offsetting of OTC derivatives assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
JPMorgan Chase	$1,340,591	$—	$1,340,591	$(1,340,591)	$—

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BOND PORTFOLIO 2022 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $2,669,000:
Unaffiliated investments (cost $86,240,651)	$86,359,031
Affiliated investments (cost $3,396,297)	3,396,297
Cash	4,136
Unrealized appreciation on OTC swap agreements	1,340,591
Receivable for investments sold	558,879
Dividends and interest receivable	416,398
Due from broker-variation margin swaps	9,342
Prepaid expenses	937

Total Assets	92,085,611

LIABILITIES:
Payable to broker for collateral for securities on loan	2,723,001
Payable for investments purchased	1,593,480
Payable for fund share repurchased	34,607
Accrued expenses and other liabilities	26,170
Management fees payable	15,908
Due to broker-variation margin futures	5,351
Distribution fee payable	3,483
Affiliated transfer agent fee payable	365
Loan Interest Payable	12

Total Liabilities	4,402,377

NET ASSETS	$87,683,234

Net assets were comprised of:
Paid-in capital	$42,398,481
Retained earnings	45,284,753

Net assets, December 31, 2017	$87,683,234

Net asset value and redemption price per share, $87,683,234 / 6,447,967 outstanding shares of beneficial interest	$13.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income (net of $429 foreign withholding tax)	$2,447,635
Affiliated dividend income	14,123
Income from securities lending, net (including affiliated income of $2,771)	2,771

2,464,529

EXPENSES
Management fees	569,419
Distribution fee	299,890
Custodian and accounting fees	61,486
Audit fee	54,086
Legal fees and expenses	12,684
Trustees’ fees	10,872
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,951
Shareholders’ reports	6,100
Miscellaneous	28,320

Total expenses	1,050,808

NET INVESTMENT INCOME (LOSS)	1,413,721

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Investment transactions (including affiliated of $(9))	(1,089,969)
Futures transactions	(607,540)
Swap agreement transactions	(57,857)
Options written transactions	67,552

(1,687,814)

Net change in unrealized appreciation (depreciation) on:
Investments	2,152,738
Futures	(39,933)
Swap agreements	663,613

2,776,418

NET GAIN (LOSS) ON INVESTMENTS	1,088,604

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,502,325

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,413,721	$1,911,458
Net realized gain (loss) on investment transactions	(1,687,814)	9,974,307
Net change in unrealized appreciation (depreciation) on investments	2,776,418	(6,004,035)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,502,325	5,881,730

FUND SHARE TRANSACTIONS:
Fund share sold [425,087 and 9,085,140 shares, respectively]	5,703,542	123,360,483
Fund share repurchased [7,095,067 and 10,798,209 shares, respectively]	(96,158,269)	(148,689,479)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(90,454,727)	(25,328,996)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(87,952,402)	(19,447,266)
NET ASSETS:
Beginning of year	175,635,636	195,082,902

End of year	$87,683,234	$175,635,636

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BOND PORTFOLIO 2023

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 97.7% ASSET-BACKED SECURITIES — 20.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 9.8%
Ally Master Owner Trust, Series 2017-1, Class A, 1 Month LIBOR + 0.400%	1.877%	(c)	02/15/21	200	$200,448
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2B, 1 Month LIBOR + 0.700%	2.107%	(c)	10/08/19	40	39,590
ARI Fleet Lease Trust, Series 2015-A, Class A2, 144A	1.110%		11/15/18	9	8,717
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 144A	2.100%		03/20/19	100	100,000
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	200	199,694
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	500	499,983
Bank of The West Auto Trust, Series 2017-1, Class A3, 144A	2.110%		01/15/23	100	99,467
CarMax Auto Owner Trust, Series 2016-2, Class A2B, 1 Month LIBOR + 0.470%	1.947%	(c)	06/17/19	59	58,734
CarMax Auto Owner Trust, Series 2017-4, Class A3	2.110%		10/17/22	100	99,509
Chesapeake Funding II LLC, Series 2017-3A, Class A2, 1 Month LIBOR + 0.340%, 144A	1.817%	(c)	08/15/29	100	100,086
Chesapeake Funding II LLC, Series 2017-4A, Class A1, 144A	2.120%		11/15/29	100	99,725
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 144A	2.130%		07/20/22	196	195,698
Enterprise Fleet Financing LLC, Series 2017-3, Class A2, 144A	2.130%		05/22/23	100	99,823
Ford Credit Auto Owner Trust, Series 2017-2, Class A, 144A	2.360%		03/15/29	200	198,186
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A2, 1 Month LIBOR + 0.460%	1.937%	(c)	11/15/21	200	201,090
Ford Credit Floorplan Master Owner Trust, Series 2017-2, Class A2, 1 Month LIBOR + 0.350%	1.827%	(c)	09/15/22	100	100,316
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2, 1 Month LIBOR + 0.850%, 144A	2.327%	(c)	05/17/21	100	100,828
Hyundai Auto Lease Securitization Trust, Series 2016-B, Class A2B, 1 Month LIBOR + 0.420%, 144A	1.897%	(c)	11/15/18	42	41,922
Nissan Auto Lease Trust, Series 2016-A, Class A2B, 1 Month LIBOR + 0.380%	1.857%	(c)	08/15/18	1	1,278
Nissan Master Owner Trust Receivables, Series 2016-A, Class A1, 1 Month LIBOR + 0.640%	2.117%	(c)	06/15/21	200	201,305
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 144A	2.160%		10/15/20	600	598,212
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 144A	2.310%		12/14/21	200	199,849

					3,444,460

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations — 4.2%
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%, 144A	2.472%	(c)	01/22/31	250	$250,000
MP CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.840%, 144A	2.370%	(c)	04/18/27	500	500,000
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	2.475%	(c)	01/15/28	250	250,000
Regatta Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.020%, 144A	2.387%	(c)	07/25/26	250	250,835
Voya CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A	2.404%	(c)	01/18/29	250	250,000

					1,500,835

Credit Cards — 5.5%
American Express Credit Account Master Trust, Series 2014-1, Class B, 1 Month LIBOR + 0.500%	1.977%	(c)	12/15/21	300	301,078
American Express Credit Account Master Trust, Series 2017-2, Class A, 1 Month LIBOR + 0.450%	1.930%	(c)	09/16/24	200	201,550
BA Credit Card Trust, Series 2016-A1, Class A, 1 Month LIBOR + 0.390%	1.867%	(c)	10/15/21	400	401,426
Chase Issuance Trust, Series 2016-A1, Class A, 1 Month LIBOR + 0.410%	1.887%	(c)	05/17/21	300	301,202
Chase Issuance Trust, Series 2017-A1, Class A, 1 Month LIBOR + 0.300%	1.777%	(c)	01/18/22	300	301,068
Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1	2.880%		01/23/23	432	439,758

					1,946,082

Equipment — 0.6%
MMAF Equipment Finance LLC, Series 2017-AA, Class A4, 144A	2.410%		08/16/24	100	99,173
MMAF Equipment Finance LLC, Series 2017-B, Class A4, 144A	2.410%		11/15/24	100	99,416

					198,589

Student Loans — 0.5%
Navient Student Loan Trust, Series 2016-2A, Class A1, 1 Month LIBOR + 0.750%, 144A	2.302%	(c)	06/25/65	78	77,711
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX, 144A	2.840%		01/25/41	100	100,133

					177,844

TOTAL ASSET-BACKED SECURITIES (cost $7,272,253)					7,267,810

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.4%
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A3	3.372%		10/10/47	60	61,656
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A4	3.462%		09/15/48	300	308,775

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Commercial Mortgage Trust, Series 2012-LC4, Class A4	3.288%		12/10/44	222	$226,019
Commercial Mortgage Trust, Series 2014-LC15, Class A4	4.006%		04/10/47	220	232,425
Commercial Mortgage Trust, Series 2014-UBS2, Class A2	2.820%		03/10/47	250	251,782
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class A2	3.531%		06/25/20	50	51,363
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2	2.745%		01/25/26	380	379,312
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2	2.673%		03/25/26	380	376,907
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	300	310,424
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A2	2.773%		10/15/48	150	151,013
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A3	2.912%		10/15/48	240	238,525
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A3	2.475%		12/15/47	339	338,270
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI, Class A, 144A	2.798%		10/05/31	300	300,340
Ladder Capital Commercial Mortgage Securities Trust, Series 2017-LC26, Class A2, 144A	3.128%		07/12/50	200	203,726
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AMFL, 144A	6.114%		07/15/40	53	52,738
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class A2	2.979%		04/15/47	300	301,982
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A2	3.119%		08/15/47	350	353,853
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%		05/15/48	400	412,930
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	124	125,661
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A3FL, 1 Month LIBOR + 1.050%, 144A	2.527%	(c)	07/15/46	550	556,861
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A2	2.590%		11/15/50	180	179,006

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $5,458,710)					5,413,568

CORPORATE BONDS — 26.2%
Airlines — 0.2%
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.875%		03/13/20	55	55,319

Auto Manufacturers — 1.6%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.850%		01/06/22	220	220,942
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%		01/15/20	305	337,854

					558,796

Banks — 9.9%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN	2.000%		03/18/19	250	249,568

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, MTN	1.125%		05/25/18	400	$398,941
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%		01/11/23	300	306,901
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, MTN	1.250%		03/16/18	170	169,798
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.684%		01/10/23	210	213,103
Citigroup, Inc., Sub. Notes	3.875%		03/26/25	95	97,247
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, MTN, 144A	1.000%		01/22/18	200	199,906
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, 144A	2.250%		01/30/19	250	250,270
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18	250	250,017
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, GMTN	5.375%		03/15/20	415	440,037
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%		01/24/22	50	53,503
JPMorgan Chase & Co., Sub. Notes	3.375%		05/01/23	260	264,280
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21	325	354,164
PNC Bank NA, Sub. Notes	2.950%		01/30/23	250	251,658

					3,499,393

Biotechnology — 0.2%
Amgen, Inc., Sr. Unsec’d. Notes	3.625%		05/15/22	50	51,765

Chemicals — 1.8%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%		10/01/22	15	15,169
CF Industries, Inc., Gtd. Notes	7.125%		05/01/20	83	90,495
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%		11/15/20	239	249,605
LYB International Finance BV, Gtd. Notes	4.000%		07/15/23	275	287,866

					643,135

Commercial Services — 0.1%
Western Union Co. (The), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%	2.246%	(c)	05/22/19	40	40,107

Computers — 0.3%
Apple, Inc., Sr. Unsec’d. Notes	3.000%		02/09/24	95	96,206
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%		10/05/18	20	20,096

					116,302

Electric — 1.2%
Dominion Energy, Inc., Sr. Unsec’d. Notes	2.750%		01/15/22	140	139,780
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625%		06/15/23	285	293,018

					432,798

Healthcare-Products — 0.4%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900%		11/30/21	155	156,794

Healthcare-Services — 0.9%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%		11/15/22	310	306,998

Insurance — 1.9%
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%		06/15/23	285	300,314
Lincoln National Corp., Sr. Unsec’d. Notes	6.250%		02/15/20	125	134,605

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Insurance (continued)
Principal Financial Group, Inc., Gtd. Notes	3.125%	05/15/23	150	$150,808
Principal Financial Group, Inc., Gtd. Notes	3.300%	09/15/22	20	20,343
Swiss Re Treasury US Corp. (Switzerland), Gtd. Notes, 144A	2.875%	12/06/22	55	55,075

				661,145

Machinery-Diversified — 0.1%
John Deere Capital Corp., Sr. Unsec’d. Notes	2.800%	01/27/23	50	50,301

Media — 0.5%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	175	174,682

Mining — 0.3%
Freeport-McMoRan, Inc., Gtd. Notes	2.375%	03/15/18	100	99,875

Miscellaneous Manufacturing — 0.3%
General Electric Co., Sr. Unsec’d. Notes, GMTN	3.100%	01/09/23	84	85,316
General Electric Co., Sr. Unsec’d. Notes, MTN	4.650%	10/17/21	5	5,383

				90,699

Multi-National — 3.1%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	140	139,509
Erste Abwicklungsanstalt (Germany), Gov’t. Gtd. Notes, EMTN	1.125%	02/12/18	400	398,992
FMS Wertmanagement AoeR (Germany), Gov’t. Gtd. Notes	1.625%	11/20/18	200	199,504
International Finance Corp. (Supranational Bank), Sr. Unsec’d. Notes, MTN	1.750%	09/04/18	350	349,807

				1,087,812

Oil & Gas — 1.0%
Devon Energy Corp., Sr. Unsec’d. Notes(a)	3.250%	05/15/22	200	203,439
Valero Energy Corp., Sr. Unsec’d. Notes	9.375%	03/15/19	125	135,380

				338,819

Pharmaceuticals — 0.8%
Merck & Co., Inc., Sr. Unsec’d. Notes	2.800%	05/18/23	285	287,373

Pipelines — 1.5%
Enterprise Products Operating LLC, Gtd. Notes	3.350%	03/15/23	300	305,913
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	215	224,346

				530,259

Telecommunications — 0.1%
AT&T, Inc., Sr. Unsec’d. Notes	3.000%	06/30/22	50	50,089

TOTAL CORPORATE BONDS (cost $9,066,415)				9,232,461

SOVEREIGN BONDS — 5.9%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125%	10/11/27	200	195,552
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN	1.250%	03/12/18	200	199,788

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN, 144A	1.250%	03/12/18	300	$299,682
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%	11/16/20	200	198,300
Municipality Finance PLC (Finland), Gov’t. Gtd. Notes	1.125%	04/17/18	400	399,286
Province of Ontario (Canada), Sr. Unsec’d. Notes	1.200%	02/14/18	400	399,792
Sweden Government International Bond (Sweden), Sr. Unsec’d. Notes, MTN (cost $2,094,304)	1.000%	10/05/18	400	397,462

				2,089,862

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.8%
Federal National Mortgage Assoc.	1.500%	07/30/20	145	143,206
Federal National Mortgage Assoc.	1.125%	10/19/18	30	29,849
Federal National Mortgage Assoc.	1.125%	12/14/18	90	89,402

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $263,105)				262,457

U.S. TREASURY OBLIGATIONS — 28.8%
U.S. Treasury Bonds	2.750%	08/15/47	65	65,081
U.S. Treasury Bonds	2.875%	05/15/43	50	51,412
U.S. Treasury Bonds	2.875%	08/15/45	5	5,128
U.S. Treasury Bonds	3.000%	11/15/44	65	68,273
U.S. Treasury Bonds	3.000%	05/15/45	70	73,514
U.S. Treasury Bonds	3.625%	08/15/43	120	140,053
U.S. Treasury Bonds	4.250%	11/15/40	70	88,900
U.S. Treasury Inflation Indexed Bonds	0.125%	04/15/22	81	80,571
U.S. Treasury Notes	1.375%	04/30/21	2,290	2,240,443
U.S. Treasury Notes	1.375%	06/30/23	2,265	2,163,783
U.S. Treasury Notes	1.875%	12/15/20	30	29,913
U.S. Treasury Notes(k)	1.875%	04/30/22	536	529,593
U.S. Treasury Notes	2.000%	06/30/24	620	608,133
U.S. Treasury Notes	2.125%	06/30/21	70	70,137
U.S. Treasury Notes(k)	2.125%	09/30/21	3,500	3,502,187
U.S. Treasury Notes	2.125%	11/30/24	145	143,097
U.S. Treasury Notes(k)	2.125%	05/15/25	150	147,709
U.S. Treasury Notes	2.375%	08/15/24	130	130,416

TOTAL U.S. TREASURY OBLIGATIONS (cost $10,365,905)				10,138,343

TOTAL LONG-TERM INVESTMENTS (cost $34,520,692)				34,404,501

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SHORT-TERM INVESTMENTS — 1.6%	Shares	Value
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	376,943	$376,943
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $198,356; includes $198,122 of cash collateral for securities on loan)(b)(w)	198,337	198,337

TOTAL SHORT-TERM INVESTMENTS (cost $575,299)		575,280

TOTAL INVESTMENTS — 99.3% (cost $35,095,991)		34,979,781
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 0.7%		253,382

NET ASSETS — 100.0%		$35,233,163

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $194,056; cash collateral of $198,122 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
101	10 Year U.S. Treasury Notes	Mar. 2018	$12,564,141	$12,528,734	$(35,407)
3	10 Year U.S. Ultra Treasury Notes	Mar. 2018	402,005	400,688	(1,317)
7	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	1,168,672	1,173,594	4,922

					(31,802)

Short Positions:
8	90 Day Euro Dollar	Dec. 2018	1,961,083	1,957,100	3,983
13	2 Year U.S. Treasury Notes	Mar. 2018	2,789,482	2,783,422	6,060
170	5 Year U.S. Treasury Notes	Mar. 2018	19,847,406	19,747,891	99,515
23	20 Year U.S. Treasury Bonds	Mar. 2018	3,512,764	3,519,000	(6,236)

					103,322

					$71,520

Cash of $300,000 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2017.

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
380	07/11/18	0.947%(S)	3 Month LIBOR(1)(Q)	$151	$1,066	$915

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
346	08/02/18	1.614%(S)	3 Month LIBOR(1)(Q)	$(6,997)	$(1,259)	$5,738
14,000	10/03/18	1.566%(S)	3 Month LIBOR(2)(Q)	213	(20,001)	(20,214)
2,360	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	(927)	7,254	8,181
215	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(311)	602	913
1,065	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	297	1,838	1,541
850	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	(101)	833	934
3,785	05/31/21	1.953%(S)	3 Month LIBOR(2)(Q)	72	(25,801)	(25,873)
645	05/31/22	2.217%(S)	3 Month LIBOR(1)(Q)	153	(505)	(658)
3,100	10/09/22	1.728%(S)	3 Month LIBOR(1)(Q)	167	68,665	68,498
1,700	12/21/22	1.949%(S)	3 Month LIBOR(1)(Q)	159	23,179	23,020
10,600	12/31/23	0.000%(T)	3 Month LIBOR(2)(T)	—	439,260	439,260
10,230	12/31/23	0.000%(T)	3 Month LIBOR(2)(T)	(93,776)	(630,927)	(537,151)
610	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	1,557	1,936	379
490	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	559	(51)	(610)
210	11/12/25	2.263%(S)	3 Month LIBOR(1)(Q)	152	829	677
131	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	1,615	2,195	580
130	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	593	593
130	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	910	910
405	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(2,863)	(9,309)	(6,446)

				$(99,880)	$(138,693)	$(38,813)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
3,750	12/31/23	0.000%(T)	3 Month LIBOR(2)(T)	$313,989	$—	$313,989	JPMorgan Chase
2,000	12/31/23	0.000%(T)	3 Month LIBOR(2)(T)	97,091	—	97,091	JPMorgan Chase

				$411,080	$—	$411,080

Cash of $226,000 and securities with a combined market value of $582,161 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$411,080	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$3,444,460	$—
Collateralized Loan Obligations	—	1,500,835	—
Credit Cards	—	1,946,082	—
Equipment	—	198,589	—
Student Loans	—	177,844	—
Commercial Mortgage-Backed Securities	—	5,413,568	—
Corporate Bonds	—	9,232,461	—
Sovereign Bonds	—	2,089,862	—
U.S. Government Agency Obligations	—	262,457	—
U.S. Treasury Obligations	—	10,138,343	—
Affiliated Mutual Funds	575,280	—	—
Other Financial Instruments*
Futures Contracts	71,520	—	—
Centrally Cleared Interest Rate Swap Agreements	—	(38,813)	—
OTC Interest Rate Swap Agreements	—	411,080	—

Total	$646,800	$34,776,768	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

U.S. Treasury Obligations	28.8%
Commercial Mortgage-Backed Securities	15.4
Banks	9.9
Automobiles	9.8
Sovereign Bonds	5.9
Credit Cards	5.5
Collateralized Loan Obligations	4.2
Multi-National	3.1
Insurance	1.9
Chemicals	1.8
Affiliated Mutual Funds (0.6% represents investments purchased with collateral from securities on loan)	1.6
Auto Manufacturers	1.6
Pipelines	1.5
Electric	1.2
Oil & Gas	1.0

Healthcare-Services	0.9%
Pharmaceuticals	0.8
U.S. Government Agency Obligations	0.8
Equipment	0.6
Student Loans	0.5
Media	0.5
Healthcare-Products	0.4
Computers	0.3
Mining	0.3
Miscellaneous Manufacturing	0.3
Airlines	0.2
Biotechnology	0.2
Machinery-Diversified	0.1
Telecommunications	0.1
Commercial Services	0.1

99.3
Other assets in excess of liabilities	0.7

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$114,480	*	Due from/to broker — variation margin futures	$42,960	*
Interest rate contracts	Due from/to broker — variation margin swaps	552,139	*	Due from/to broker — variation margin swaps	590,952	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	411,080		—	—

Total		$1,077,699			$633,912

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(42,974)	$21,593	$24,382	$988,548

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$50,001	$(773,305)

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Interest Rate Swap Agreements(3)
$6,253	$14,800	$7,859,469	$33,824,614	$82,011,800

(1)	Cost.

(2)	Value at Trade Date.

(3)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$194,056	$(194,056)	$—

Offsetting of OTC derivatives assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
JPMorgan Chase	$411,080	$—	$411,080	$(411,080)	—

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BOND PORTFOLIO 2023 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $194,056:
Unaffiliated investments (cost $34,520,692)	$34,404,501
Affiliated investments (cost $575,299)	575,280
Cash	1,612
Unrealized appreciation on OTC swap agreements	411,080
Deposit with broker for futures	300,000
Deposit with broker for centrally cleared swaps	226,000
Dividends and interest receivable	219,590
Due from broker-variation margin swaps	23,481
Receivable for investments sold	16,637
Due from broker-variation margin futures	949
Prepaid expenses	553
Tax reclaim receivable	348

Total Assets	36,180,031

LIABILITIES:
Payable for investments purchased	659,135
Payable to broker for collateral for securities on loan	198,122
Payable for fund share repurchased	62,334
Accrued expenses and other liabilities	21,069
Management fees payable	4,370
Distribution fee payable	1,473
Affiliated transfer agent fee payable	365

Total Liabilities	946,868

NET ASSETS	$35,233,163

Net assets were comprised of:
Paid-in capital	$16,005,767
Retained earnings	19,227,396

Net assets, December 31, 2017	$35,233,163

Net asset value and redemption price per share, $35,233,163 / 3,090,816 outstanding shares of beneficial interest	$11.40

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income (net of $213 foreign withholding tax)	$837,666
Affiliated dividend income	6,503
Income from securities lending, net (including affiliated income of $95)	95

844,264

EXPENSES
Management fees	210,336
Distribution fee	110,779
Audit fee	54,247
Custodian and accounting fees	51,355
Legal fees and expenses	11,698
Trustees’ fees	10,062
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,137
Shareholders’ reports	5,610
Miscellaneous	15,995

Total expenses	477,219
Less: management fee waiver	(64,307)

Net expenses	412,912

NET INVESTMENT INCOME (LOSS)	431,352

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(408,285)
Futures transactions	24,382
Swap agreement transactions	988,548
Options written transactions	21,593

626,238

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(19))	576,871
Futures	50,001
Swap agreements	(773,305)

(146,433)

NET GAIN (LOSS) ON INVESTMENTS	479,805

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$911,157

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$431,352	$117,904
Net realized gain (loss) on investment transactions	626,238	656,775
Net change in unrealized appreciation (depreciation) on investments	(146,433)	(1,143,225)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	911,157	(368,546)

FUND SHARE TRANSACTIONS:
Fund share sold [268,631 and 3,163,183 shares, respectively]	3,042,662	36,975,499
Fund share repurchased [2,491,641 and 1,241,467 shares, respectively]	(28,313,870)	(14,344,977)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(25,271,208)	22,630,522

TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,360,051)	22,261,976
NET ASSETS:
Beginning of year	59,593,214	37,331,238

End of year	$35,233,163	$59,593,214

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BOND PORTFOLIO 2024

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 90.5% ASSET-BACKED SECURITIES — 12.6%	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Automobiles — 3.6%
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2B, 1 Month LIBOR + 0.700%	2.107%	(c)	10/08/19	10		$9,897
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 144A	2.100%		03/20/19	150		150,001
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	600		599,083
Bank of The West Auto Trust, Series 2017-1, Class A3, 144A	2.110%		01/15/23	100		99,467
CarMax Auto Owner Trust, Series 2017-4, Class A3	2.110%		10/17/22	100		99,509
Chesapeake Funding II LLC, Series 2017-3A, Class A2, 1 Month LIBOR + 0.340%, 144A	1.817%	(c)	08/15/29	100		100,086
Chesapeake Funding II LLC, Series 2017-4A, Class A1, 144A	2.120%		11/15/29	100		99,725
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 144A	2.130%		07/20/22	685		684,944
Enterprise Fleet Financing LLC, Series 2017-3, Class A2, 144A	2.130%		05/22/23	100		99,823
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 144A	2.030%		12/15/27	100		98,556
Ford Credit Auto Owner Trust, Series 2017-2, Class A, 144A	2.360%		03/15/29	200		198,186
Ford Credit Floorplan Master Owner Trust, Series 2017-2, Class A2, 1 Month LIBOR + 0.350%	1.827%	(c)	09/15/22	100		100,316
Hyundai Auto Lease Securitization Trust, Series 2016-B, Class A2B, 1 Month LIBOR + 0.420%, 144A	1.897%	(c)	11/15/18	14		13,974
Nissan Auto Lease Trust, Series 2016-A, Class A2B, 1 Month LIBOR + 0.380%	1.857%	(c)	08/15/18	—	(r)	426
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 144A	2.160%		10/15/20	100		99,702
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 144A	2.310%		12/14/21	400		399,698

						2,853,393

Collateralized Loan Obligations — 7.9%
ALM Ltd. (Cayman Islands), Series 2015-12A, Class A1R, 3 Month LIBOR + 1.050%, 144A	2.409%	(c)	04/16/27	250		250,562
Atlas Senior Loan Fund Ltd (Cayman Islands), Series 2013-1A, Class AR, 3 Month LIBOR + 0.830%, 144A	2.252%	(c)	11/17/27	250		250,136
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2017-8A, Class A, 3 Month LIBOR + 1.300%, 144A	2.607%	(c)	01/16/30	250		251,363
Avery Point CLO Ltd. (Cayman Islands), Series 2014-5A, Class AR, 3 Month LIBOR + 0.980%, 144A	2.333%	(c)	07/17/26	250		250,765
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2017-12A, Class A1, 3 Month LIBOR + 1.250%, 144A	2.597%	(c)	10/15/30	250		251,109
Carlyle US CLO Ltd. (Cayman Islands), Series 2017-4A, Class A1, 3 Month LIBOR + 1.180%, 144A	2.667%	(c)	01/15/30	250		250,161

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1AR, 3 Month LIBOR + 1.260%, 144A	2.623%	(c)	04/22/30	250	$250,379
Cavalry CLO Ltd. (Cayman Islands), Series 2014-4A, Class AR, 3 Month LIBOR + 0.850%, 144A	2.209%	(c)	10/15/26	250	250,182
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%, 144A	2.473%	(c)	01/22/31	250	250,000
ICG US CLO Ltd. (Cayman Islands), Series 2017-2A, Class A1, 3 Month LIBOR + 1.280%, 144A	2.597%	(c)	10/23/29	250	251,702
MP CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.840%, 144A	2.370%	(c)	04/18/27	750	750,000
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	2.572%	(c)	01/15/28	250	250,000
Palmer Square CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R2, 3 Month LIBOR + 1.130%, 144A	2.861%	(c)	01/17/31	250	250,000
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 3 Month LIBOR + 1.220%, 144A	2.633%	(c)	11/14/29	250	250,862
Silvermore CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.170%, 144A	2.586%	(c)	05/15/26	250	250,857
Sound Point CLO Ltd. (Cayman Islands), Series 2017-3A, Class A1B, 3 Month LIBOR + 1.220%, 144A	2.580%	(c)	10/20/30	250	250,263
Telos CLO (Cayman Islands), Series 2013-3A, Class AR, 3 Month LIBOR + 1.300%, 144A	2.653%	(c)	07/17/26	250	251,664
TICP CLO Ltd. (Cayman Islands), Series 2017-9A, Class A, 144A	— %	(p)	01/20/31	250	250,000
Voya CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1AR, 3 Month LIBOR + 1.210%, 144A	2.569%	(c)	10/15/30	250	251,359
Voya CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A	2.404%	(c)	01/18/29	500	500,000
Wellfleet CLO Ltd. (Cayman Islands), Series 2017-2A, Class A1, 3 Month LIBOR + 1.250%, 144A	2.626%	(c)	10/20/29	250	250,958
Zais CLO Ltd. (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.290%, 144A	2.647%	(c)	04/15/30	250	250,358

					6,262,680

Credit Cards — 0.4%
American Express Credit Account Master Trust, Series 2014-1, Class B, 1 Month LIBOR + 0.500%	1.977%	(c)	12/15/21	200	200,718
Citibank Credit Card Issuance Trust, Series 2017-A7, Class A7, 1 Month LIBOR + 0.370%	1.777%	(c)	08/08/24	100	100,405

					301,123

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Equipment — 0.3%
MMAF Equipment Finance LLC, Series 2017-AA, Class A4, 144A	2.410%		08/16/24	100	$99,173
MMAF Equipment Finance LLC, Series 2017-B, Class A4, 144A	2.410%		11/15/24	100	99,416

					198,589

Student Loans — 0.4%
Navient Student Loan Trust, Series 2016-2A, Class A1, 1 Month LIBOR + 0.750%, 144A	2.302%	(c)	06/25/65	26	25,904
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX, 144A	2.840%		01/25/41	300	300,400

					326,304

TOTAL ASSET-BACKED SECURITIES (cost $9,933,370)					9,942,089

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.3%
CD Mortgage Trust, Series 2017-CD6, Class A3	3.104%		11/13/50	560	563,190
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3	2.935%		04/10/48	330	328,511
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A4	3.462%		09/15/48	100	102,925
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A4	3.349%		02/10/49	500	509,143
Commercial Mortgage Trust, Series 2012-LC4, Class A4	3.288%		12/10/44	85	86,539
Commercial Mortgage Trust, Series 2014-LC15, Class A4	4.006%		04/10/47	40	42,259
Commercial Mortgage Trust, Series 2014-UBS2, Class A2	2.820%		03/10/47	125	125,891
Commercial Mortgage Trust, Series 2015-LC21, Class A1	1.606%		07/10/48	106	105,297
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A1	1.454%		06/15/57	72	71,320
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class A2	3.230%		07/25/21	50	51,359
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2	2.745%		01/25/26	120	119,783
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2	2.673%		03/25/26	120	119,023
GS Mortgage Securities Trust, Series 2013-GC14, Class A3	3.526%		08/10/46	75	76,674
GS Mortgage Securities Trust, Series 2014-GC20, Class A3	3.680%		04/10/47	51	52,315
GS Mortgage Securities Trust, Series 2014-GC22, Class A3	3.516%		06/10/47	380	391,082
GS Mortgage Securities Trust, Series 2014-GC24, Class A5	3.931%		09/10/47	280	296,726
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	100	103,475
GS Mortgage Securities Trust, Series 2017-GS7, Class AAB	3.203%		08/10/50	100	101,257
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2	3.003%		01/15/47	87	87,527
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A4	3.227%		10/15/48	250	253,098

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	50	$50,080
Ladder Capital Commercial Mortgage Securities Trust, Series 2017-LC26, Class A2, 144A	3.128%		07/12/50	100	101,863
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(cc)	07/15/40	21	21,089
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%		05/15/48	150	154,849
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A3	3.459%		12/15/49	400	411,022
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A2	2.590%		11/15/50	290	288,399
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class ASB	3.390%		11/15/50	300	307,185
Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class A2	2.749%		03/15/50	60	60,042

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $5,005,130)					4,981,923

CORPORATE BONDS — 11.9%
Banks — 5.2%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.100%	1.536%	(c)	02/20/18	1,200	1,199,748
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, EMTN	1.125%		05/25/18	800	797,882
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%		01/11/23	105	107,415
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24	100	105,307
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, MTN	1.250%		03/16/18	370	369,560
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.684%		01/10/23	200	202,956
Citigroup, Inc., Sub. Notes	3.875%		03/26/25	125	127,956
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.800%		06/09/23	250	257,824
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	10	11,088
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	3.850%		07/08/24	200	207,453
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	6.000%		06/15/20	145	156,776
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.750%		06/23/20	160	161,397
JPMorgan Chase & Co., Sub. Notes	3.375%		05/01/23	150	152,469
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		07/28/21	75	82,038
Morgan Stanley, Sub. Notes, MTN	4.100%		05/22/23	150	156,276

					4,096,145

Biotechnology — 0.2%
Amgen, Inc., Sr. Unsec’d. Notes	4.100%		06/15/21	15	15,668
Celgene Corp., Sr. Unsec’d. Notes	3.625%		05/15/24	100	102,844

					118,512

Chemicals — 0.3%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%		11/15/20	90	93,994

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Chemicals (continued)
LYB International Finance BV, Gtd. Notes	4.000%		07/15/23	105	$109,912

					203,906

Commercial Services — 0.0%
Western Union Co. (The), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%	2.246%	(c)	05/22/19	35	35,094

Computers — 0.1%
Apple, Inc., Sr. Unsec’d. Notes	1.800%		05/11/20	100	99,153
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%		10/05/18	10	10,048

					109,201

Diversified Financial Services — 0.1%
Visa, Inc., Sr. Unsec’d. Notes	2.150%		09/15/22	105	103,540

Electric — 0.8%
Avangrid, Inc., Sr. Unsec’d. Notes	3.150%		12/01/24	125	124,346
Edison International, Sr. Unsec’d. Notes	2.400%		09/15/22	30	29,350
Interstate Power & Light Co., Sr. Unsec’d. Notes	3.250%		12/01/24	250	253,187
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625%		06/15/23	180	185,064

					591,947

Foods — 0.1%
Tyson Foods, Inc., Gtd. Notes	3.950%		08/15/24	75	78,875

Healthcare-Services — 0.3%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%		11/15/22	120	118,838
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.250%		09/01/24	85	85,132

					203,970

Insurance — 0.1%
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%		06/15/23	60	63,224
Principal Financial Group, Inc., Gtd. Notes	3.300%		09/15/22	10	10,171

					73,395

Media — 0.1%
Discovery Communications LLC, Gtd. Notes	2.200%		09/20/19	60	59,723

Mining — 0.1%
Freeport-McMoRan, Inc., Gtd. Notes	2.375%		03/15/18	100	99,875

Miscellaneous Manufacturing — 0.3%
General Electric Co., Sr. Unsec’d. Notes, GMTN	3.100%		01/09/23	110	111,724
Ingersoll-Rand Luxembourg Finance SA, Gtd. Notes	3.550%		11/01/24	110	113,643

					225,367

Multi-National — 2.8%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%		09/27/21	35	34,226
Erste Abwicklungsanstalt (Germany), Gov’t. Gtd. Notes, EMTN	1.125%		02/12/18	800	797,984

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Multi-National (continued)
FMS Wertmanagement AoeR (Germany), Gov’t. Gtd. Notes	1.625%		11/20/18	600	$598,512
International Finance Corp. (Supranational Bank), Sr. Unsec’d. Notes, MTN	1.750%		09/04/18	760	759,580

					2,190,302

Oil & Gas — 0.5%
Apache Corp., Sr. Unsec’d. Notes	3.250%		04/15/22	100	100,755
Devon Energy Corp., Sr. Unsec’d. Notes	3.250%		05/15/22	75	76,290
Devon Energy Corp., Sr. Unsec’d. Notes	4.000%		07/15/21	50	52,068
Sinopec Group Overseas Development 2017 Ltd. (China), Gtd. Notes, 144A	2.250%		09/13/20	200	197,359

					426,472

Oil & Gas Services — 0.3%
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	3.000%		12/21/20	250	253,238

Pharmaceuticals — 0.3%
Allergan Funding SCS, Gtd. Notes	3.450%		03/15/22	125	127,007
Merck & Co., Inc., Sr. Unsec’d. Notes	2.800%		05/18/23	110	110,916

					237,923

Pipelines — 0.2%
Enterprise Products Operating LLC, Gtd. Notes	3.350%		03/15/23	150	152,956
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%		02/01/21	10	10,435

					163,391

Real Estate Investment Trusts (REITs) — 0.1%
Digital Realty Trust LP, Gtd. Notes	3.700%		08/15/27	100	100,728

TOTAL CORPORATE BONDS (cost $9,346,586)					9,371,604

SOVEREIGN BONDS — 4.4%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125%		10/11/27	200	195,552
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN	1.250%		03/12/18	400	399,576
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%		11/16/20	400	396,600
Municipality Finance PLC (Finland), Gov’t. Gtd. Notes	1.125%		04/17/18	800	798,573
Province of Ontario (Canada), Sr. Unsec’d. Notes	1.200%		02/14/18	875	874,545
Sweden Government International Bond (Sweden), Sr. Unsec’d. Notes, MTN	1.000%		10/05/18	800	794,923

TOTAL SOVEREIGN BONDS (cost $3,466,287)					3,459,769

U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.2%
Federal Home Loan Bank	1.312%	(s)	01/16/18	100	99,950
Federal Home Loan Bank	1.312%	(s)	01/24/18	130	129,898
Federal Home Loan Bank	1.317%	(s)	01/19/18	100	99,939
Federal Home Loan Bank	1.375%		05/28/19	3,500	3,476,193

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Federal Home Loan Mortgage Corp	2.375%		01/13/22	3,500	$3,531,468
Federal National Mortgage Assoc	1.125%		10/19/18	15	14,925
Federal National Mortgage Assoc	1.125%		12/14/18	35	34,767
Federal National Mortgage Assoc	1.500%		07/30/20	135	133,330
Federal National Mortgage Assoc	2.000%		01/05/22	3,500	3,476,946
Residual Funding Corp. Principal Strip	2.140%	(s)	10/15/20	1,000	942,335

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $11,965,557)					11,939,751

U.S. TREASURY OBLIGATIONS — 40.1%
U.S. Treasury Bonds	2.750%		08/15/47	120	120,150
U.S. Treasury Bonds	2.875%		08/15/45	145	148,704
U.S. Treasury Bonds	3.000%		05/15/47	35	36,798
U.S. Treasury Bonds(k)	3.625%		08/15/43	2,510	2,929,445
U.S. Treasury Bonds	4.250%		11/15/40	20	25,400
U.S. Treasury Bonds	4.750%		02/15/41	25	33,935
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/22	172	171,213
U.S. Treasury Notes	1.625%		04/30/23	2,995	2,903,629
U.S. Treasury Notes	1.875%		04/30/22	43	42,486
U.S. Treasury Notes(a)	2.000%		11/30/22	1,460	1,446,712
U.S. Treasury Notes	2.000%		06/30/24	4,385	4,301,068
U.S. Treasury Notes	2.125%		09/30/21	735	735,459
U.S. Treasury Notes	2.125%		12/31/22	3,000	2,987,578
U.S. Treasury Notes	2.125%		05/15/25	8,280	8,153,536
U.S. Treasury Notes	2.250%		11/15/25	1,535	1,521,509
U.S. Treasury Notes	2.500%		05/15/24	6,000	6,067,734

TOTAL U.S. TREASURY OBLIGATIONS (cost $31,832,078)					31,625,356

TOTAL LONG-TERM INVESTMENTS (cost $71,549,008)					71,320,492

				Shares
SHORT-TERM INVESTMENTS — 10.9%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)				7,139,057	7,139,057
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $1,402,712; includes $1,401,981 of cash collateral for securities on loan)(b)(w)				1,402,712	1,402,712

TOTAL SHORT-TERM INVESTMENTS (cost $8,541,769)					8,541,769

TOTAL INVESTMENTS — 101.4% (cost $80,090,777)					79,862,261
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (1.4)%					(1,066,968)

NET ASSETS — 100.0%					$78,795,293

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,374,376; cash collateral of $1,401,981 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(p)	Interest rate not available as of December 31, 2017.

(r)	Principal or notional amount is less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
12	2 Year U.S. Treasury Notes	Mar. 2018	$2,574,939	$2,569,313	$(5,626)
95	10 Year U.S. Treasury Notes	Mar. 2018	11,787,571	11,784,453	(3,118)
1	10 Year U.S. Ultra Treasury Notes	Mar. 2018	134,002	133,563	(439)
3	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	495,068	502,969	7,901

					(1,282)

Short Positions:
13	90 Day Euro Dollar	Dec. 2018	3,186,761	3,180,288	6,473
210	5 Year U.S. Treasury Notes	Mar. 2018	24,492,613	24,394,453	98,160
27	20 Year U.S. Treasury Bonds	Mar. 2018	4,126,684	4,131,000	(4,316)

					100,317

					$99,035

Cash of $280,000 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2017.

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
1,505	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$(572)	$4,626	$5,198
1,990	05/31/21	1.953%(S)	3 Month LIBOR(2)(Q)	128	(14,327)	(14,455)
1,365	08/31/21	2.015%(S)	3 Month LIBOR(2)(Q)	11,211	(969)	(12,180)
360	11/30/21	1.762%(S)	3 Month LIBOR(2)(Q)	—	(5,842)	(5,842)
60	08/15/23	1.459%(S)	3 Month LIBOR(1)(Q)	3,160	2,323	(837)
5,000	04/06/24	2.135%(S)	3 Month LIBOR(2)(Q)	—	(35,204)	(35,204)
1,500	05/15/24	1.956%(S)	3 Month LIBOR(2)(Q)	(5,778)	(28,287)	(22,509)
32,500	07/10/24	2.187%(S)	3 Month LIBOR(2)(Q)	(26,252)	25,745	51,997
9,500	06/10/25	2.467%(S)	3 Month LIBOR(2)(Q)	160	101,727	101,567
131	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	1,615	2,195	580
800	07/10/27	2.354%(S)	3 Month LIBOR(2)(Q)	—	4,493	4,493
405	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(2,863)	(9,309)	(6,446)

				$(19,191)	$47,171	$66,362

Cash of $674,000 and a security with a market value of $1,073,741 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$2,853,393	$—
Collateralized Loan Obligations	—	6,262,680	—
Credit Cards	—	301,123	—
Equipment	—	198,589	—
Student Loans	—	326,304	—
Commercial Mortgage-Backed Securities	—	4,981,923	—
Corporate Bonds	—	9,371,604	—
Sovereign Bonds	—	3,459,769	—
U.S. Government Agency Obligations	—	11,939,751	—
U.S. Treasury Obligations	—	31,625,356	—
Affiliated Mutual Funds	8,541,769	—	—
Other Financial Instruments*
Futures Contracts	99,035	—	—
Centrally Cleared Interest Rate Swap Agreements	—	66,362	—

Total	$8,640,804	$71,386,854	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

U.S. Treasury Obligations	40.1%
U.S. Government Agency Obligations	15.2
Affiliated Mutual Funds (1.8% represents investments purchased with collateral from securities on loan)	10.9
Collateralized Loan Obligations	7.9
Commercial Mortgage-Backed Securities	6.3
Banks	5.2
Sovereign Bonds	4.4
Automobiles	3.6
Multi-National	2.8
Electric	0.8
Oil & Gas	0.5
Student Loans	0.4
Credit Cards	0.4
Oil & Gas Services	0.3
Pharmaceuticals	0.3
Miscellaneous Manufacturing	0.3
Healthcare-Services	0.3
Chemicals	0.3

Equipment	0.3%
Pipelines	0.2
Biotechnology	0.2
Computers	0.1
Diversified Financial Services	0.1
Real Estate Investment Trusts (REITs)	0.1
Mining	0.1
Foods	0.1
Insurance	0.1
Media	0.1
Commercial Services	0.0 *

101.4
Liabilities in excess of other assets	(1.4)

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$112,534	*	Due from/to broker — variation margin futures	$13,499	*
Interest rate contracts	Due from/to broker — variation margin swaps	163,835	*	Due from/to broker — variation margin swaps	97,473	*

Total		$276,369			$110,972

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(31,855)	$17,424	$8,232	$(65,856)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$91,193	$(92,258)

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Interest Rate Swap Agreements(3)
$4,050	$10,000	$4,188,089	$13,936,637	$25,110,826

(1)	Cost.

(2)	Value at Trade Date.

(3)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$1,374,376	$(1,374,376)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BOND PORTFOLIO 2024 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $1,374,376:
Unaffiliated investments (cost $71,549,008)	$71,320,492
Affiliated investments (cost $8,541,769)	8,541,769
Cash	6,592
Receivable for fund share sold	998,231
Deposit with broker for centrally cleared swaps	674,000
Dividends and interest receivable	351,014
Deposit with broker for futures	280,000
Due from broker-variation margin swaps	67,358
Tax reclaim receivable	759
Prepaid expenses	485

Total Assets	82,240,700

LIABILITIES:
Payable for investments purchased	2,003,664
Payable to broker for collateral for securities on loan	1,401,981
Accrued expenses and other liabilities	17,878
Management fees payable	11,747
Due to broker-variation margin futures	6,384
Distribution fee payable	3,146
Affiliated transfer agent fee payable	365
Payable for fund share repurchased	242

Total Liabilities	3,445,407

NET ASSETS	$78,795,293

Net assets were comprised of:
Paid-in capital	$62,609,279
Retained earnings	16,186,014

Net assets, December 31, 2017	$78,795,293

Net asset value and redemption price per share, $78,795,293 / 7,241,220 outstanding shares of beneficial interest	$10.88

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income (net of $463 foreign withholding tax)	$540,921
Affiliated dividend income	65,148
Income from securities lending, net (including affiliated income of $167)	167

606,236

EXPENSES
Management fees	145,477
Distribution fee	76,623
Audit fee	52,739
Custodian and accounting fees	40,310
Legal fees and expenses	12,232
Trustees’ fees	9,914
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,434
Shareholders’ reports	4,301
Miscellaneous	12,638

Total expenses	361,668
Less: Management fee waiver	(76,630)

Net expenses	285,038

NET INVESTMENT INCOME (LOSS)	321,198

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(66,116)
Futures transactions	8,232
Swap agreement transactions	(65,856)
Options written transactions	17,424

(106,316)

Net change in unrealized appreciation (depreciation) on:
Investments	(219,002)
Futures	91,193
Swap agreements	(92,258)

(220,067)

NET GAIN (LOSS) ON INVESTMENTS	(326,383)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,185)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$321,198	$88,724
Net realized gain (loss) on investment transactions	(106,316)	514,119
Net change in unrealized appreciation (depreciation) on investments	(220,067)	(85,519)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,185)	517,324

FUND SHARE TRANSACTIONS:
Fund share sold [7,134,191 and 43,252 shares, respectively]	77,798,215	471,390
Fund share repurchased [637,989 and 542,017 shares, respectively]	(6,972,114)	(6,067,795)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	70,826,101	(5,596,405)

CAPITAL CONTRIBUTIONS	—	35

TOTAL INCREASE (DECREASE) IN NET ASSETS	70,820,916	(5,079,046)
NET ASSETS:
Beginning of year	7,974,377	13,053,423

End of year	$78,795,293	$7,974,377

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BOND PORTFOLIO 2025

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 101.5% ASSET-BACKED SECURITIES — 21.5%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 10.3%
ARI Fleet Lease Trust, Series 2015-A, Class A2, 144A	1.110%		11/15/18	15	$14,528
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 144A	2.100%		03/20/19	50	50,000
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	100	99,847
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 144A	2.440%		01/15/27	500	501,910
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 1 Month LIBOR + 0.500%, 144A	1.977%	(c)	05/15/20	400	400,515
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 144A	2.160%		10/15/20	300	299,106

					1,365,906

Collateralized Loan Obligations — 9.4%
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 3 Month LIBOR + 1.430%, 144A	2.793%	(c)	10/20/29	250	252,676
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%, 144A	2.472%	(c)	01/22/31	250	250,000
Magnetite Ltd. (Cayman Islands), Series 2014-11A, Class A1R, 3 Month LIBOR + 1.120%, 144A	2.474%	(c)	01/18/27	250	250,725
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	2.475%	(c)	01/15/28	250	250,000
Voya CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A	2.400%	(c)	01/18/29	250	250,000

					1,253,401

Student Loans — 1.8%
Navient Student Loan Trust, Series 2016-2A, Class A1, 1 Month LIBOR + 0.750%, 144A	2.302%	(c)	06/25/65	233	233,134

TOTAL ASSET-BACKED SECURITIES (cost $2,846,425)					2,852,441

COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.0%
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class A2	2.790%		03/10/47	100	100,575
Commercial Mortgage Trust, Series 2012-CR4, Class A2	1.801%		10/15/45	25	24,703
Commercial Mortgage Trust, Series 2014-CR19, Class A4	3.532%		08/10/47	110	113,782
Commercial Mortgage Trust, Series 2014-LC15, Class A4	4.006%		04/10/47	110	116,213
Commercial Mortgage Trust, Series 2014-LC17, Class A5	3.917%		10/10/47	500	527,244
Commercial Mortgage Trust, Series 2014-UBS2, Class A2	2.820%		03/10/47	150	151,069
Commercial Mortgage Trust, Series 2014-UBS4, Class A2	2.963%		08/10/47	80	80,724

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
GS Mortgage Securities Trust, Series 2014-GC18, Class A2	2.924%		01/10/47	137	$138,268
GS Mortgage Securities Trust, Series 2014-GC20, Class A4	3.721%		04/10/47	20	20,859
GS Mortgage Securities Trust, Series 2014-GC22, Class A3	3.516%		06/10/47	74	76,158
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A4	3.363%		07/15/45	25	25,736
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3	3.669%		04/15/47	90	93,175
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A4	3.493%		08/15/47	150	154,694
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	46	46,324
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A3FL, 1 Month LIBOR + 1.050%, 144A	2.527%	(c)	07/15/46	325	329,054
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A2	2.590%		11/15/50	70	69,614
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A2	2.862%		03/15/47	50	50,093

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,133,963)					2,118,285

CORPORATE BONDS — 18.5%
Banks — 7.7%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN	2.000%		03/18/19	150	149,741
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, MTN	1.125%		05/25/18	100	99,735
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24	40	42,542
Bank of America Corp., Sub. Notes, MTN	4.000%		01/22/25	65	67,624
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, MTN	1.250%		03/16/18	70	69,917
Citigroup, Inc., Sub. Notes	4.400%		06/10/25	75	79,165
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, MTN, 144A	1.000%		01/22/18	200	199,906
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		01/23/25	80	81,267
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	25	27,720
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.625%		05/13/24	50	51,990
JPMorgan Chase & Co., Sub. Notes	3.875%		09/10/24	50	52,156
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750%		02/25/23	20	20,727
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.875%		04/29/24	45	46,983
Morgan Stanley, Sub. Notes, GMTN	4.350%		09/08/26	35	36,675

					1,026,148

Chemicals — 0.8%
LYB International Finance BV, Gtd. Notes	4.000%		07/15/23	105	109,912

Computers — 1.1%
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%		10/05/18	150	150,723

Electric — 1.0%
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.400%		08/15/24	125	127,383

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Forest Products & Paper — 0.4%
International Paper Co., Sr. Unsec’d. Notes	3.000%	02/15/27	55	$53,325

Insurance — 0.9%
American International Group, Inc., Sr. Unsec’d. Notes	3.750%	07/10/25	85	87,637
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%	06/15/23	25	26,343

				113,980

Media — 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.464%	07/23/22	70	73,034

Mining — 0.2%
Freeport-McMoRan, Inc., Gtd. Notes	2.375%	03/15/18	25	24,969

Multi-National — 3.1%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	80	79,719
Erste Abwicklungsanstalt (Germany), Gov’t. Gtd. Notes, EMTN	1.125%	02/12/18	200	199,496
International Finance Corp. (Supranational Bank), Sr. Unsec’d. Notes, MTN	1.750%	09/04/18	130	129,928

				409,143

Pharmaceuticals — 1.3%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25	75	77,106
Allergan Funding SCS, Gtd. Notes	3.800%	03/15/25	90	91,624

				168,730

Retail — 0.4%
CVS Health Corp., Sr. Unsec’d. Notes	3.375%	08/12/24	60	60,323

Software — 0.6%
Oracle Corp., Sr. Unsec’d. Notes	2.950%	11/15/24	75	75,537

Telecommunications — 0.5%
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25	65	63,905

TOTAL CORPORATE BONDS (cost $2,421,055)				2,457,112

SOVEREIGN BONDS — 5.7%
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN	1.250%	03/12/18	100	99,894
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN, 144A	1.250%	03/12/18	200	199,788
Municipality Finance PLC (Finland), Gov’t. Gtd. Notes	1.125%	04/17/18	200	199,643
Province of Ontario (Canada), Sr. Unsec’d. Notes	1.200%	02/14/18	155	154,919
Sweden Government International Bond (Sweden), Sr. Unsec’d. Notes, MTN	1.000%	10/05/18	100	99,365

TOTAL SOVEREIGN BONDS (cost $753,394)				753,609

U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.6%
Federal Home Loan Mortgage Corp.	1.375%	04/20/20	20	19,717
Federal National Mortgage Assoc.	1.500%	07/30/20	1,665	1,644,404

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,665,233)				1,664,121

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. TREASURY OBLIGATIONS — 27.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. Treasury Bonds	2.875%		05/15/43	65	$66,836
U.S. Treasury Bonds	2.875%		08/15/45	5	5,128
U.S. Treasury Bonds	3.000%		05/15/45	65	68,263
U.S. Treasury Bonds	4.250%		11/15/40	15	19,050
U.S. Treasury Inflation Indexed Bonds	0.125%		04/15/22	30	30,214
U.S. Treasury Notes	1.750%		06/30/22	280	274,936
U.S. Treasury Notes	1.875%		12/15/20	145	144,581
U.S. Treasury Notes	1.875%		04/30/22	267	263,809
U.S. Treasury Notes	1.875%		09/30/22	31	30,551
U.S. Treasury Notes	2.000%		11/30/22	50	49,545
U.S. Treasury Notes(k)	2.000%		06/30/24	850	833,730
U.S. Treasury Notes	2.125%		12/31/22	45	44,814
U.S. Treasury Notes	2.125%		11/30/24	60	59,212
U.S. Treasury Notes(k)	2.125%		05/15/25	605	595,760
U.S. Treasury Notes	2.375%		08/15/24	45	45,144
U.S. Treasury Strips Coupon	2.783%	(s)	08/15/29	500	371,297
U.S. Treasury Strips Coupon	2.878%	(s)	05/15/31	500	352,990
U.S. Treasury Strips Coupon(k)	3.103%	(s)	11/15/34	550	350,176

TOTAL U.S. TREASURY OBLIGATIONS (cost $3,588,628)					3,606,036

TOTAL LONG-TERM INVESTMENTS (cost $13,408,698)					13,451,604

				Shares
SHORT-TERM INVESTMENTS — 1.3%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)				168,889	168,889
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund(w)				9	9

TOTAL SHORT-TERM INVESTMENTS (cost $168,898)					168,898

TOTAL INVESTMENTS — 102.8% (cost $13,577,596)					13,620,502
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (2.8)%					(365,707)

NET ASSETS — 100.0%					$13,254,795

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
5	5 Year U.S. Treasury Notes	Mar. 2018	$580,117	$580,820	$703
1	10 Year U.S. Ultra Treasury Notes	Mar. 2018	134,002	133,562	(440)

					263

Short Positions:
4	90 Day Euro Dollar	Dec. 2018	980,542	978,550	1,992
6	2 Year U.S. Treasury Notes	Mar. 2018	1,287,554	1,284,656	2,898
5	10 Year U.S. Treasury Notes	Mar. 2018	619,289	620,234	(945)
12	20 Year U.S. Treasury Bonds	Mar. 2018	1,833,011	1,836,000	(2,989)
1	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	166,123	167,656	(1,533)

					(577)

					$(314)

A security with a market value of $386,013 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2017.

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
860	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$(311)	$2,644	$2,955
215	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	63	371	308
210	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	31	206	175
3,000	06/12/22	2.242%(S)	3 Month LIBOR(1)(Q)	31	(4,324)	(4,355)
1,015	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(9,301)	(6)	9,295
710	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(648)	(723)	(75)
865	05/15/24	1.956%(S)	3 Month LIBOR(1)(Q)	2,813	16,312	13,499
2,500	06/16/24	1.920%(S)	3 Month LIBOR(1)(Q)	—	55,090	55,090
1,360	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	5,086	10,331	5,245
250	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	1,979	1,979
250	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	330	(26)	(356)
17,180	12/31/25	0.000%(T)	3 Month LIBOR(2)(T)	287	(863,030)	(863,317)
131	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	1,615	2,195	580
405	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(2,863)	(9,309)	(6,446)

				$(2,867)	$(788,290)	$(785,423)

Securities with a combined market value of $1,085,820 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$1,365,906	$—
Collateralized Loan Obligations	—	1,253,401	—
Student Loans	—	233,134	—
Commercial Mortgage-Backed Securities	—	2,118,285	—
Corporate Bonds	—	2,457,112	—
Sovereign Bonds	—	753,609	—
U.S. Government Agency Obligations	—	1,664,121	—
U.S. Treasury Obligations	—	3,606,036	—
Affiliated Mutual Funds	168,898	—	—
Other Financial Instruments*
Futures Contracts	(314)	—	—
Centrally Cleared Interest Rate Swap Agreements	—	(785,423)	—

Total	$168,584	$12,666,181	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

U.S. Treasury Obligations	27.2%
Commercial Mortgage-Backed Securities	16.0
U.S. Government Agency Obligations	12.6
Automobiles	10.3
Collateralized Loan Obligations	9.4
Banks	7.7
Sovereign Bond	5.7
Multi-National	3.1
Student Loans	1.8
Affiliated Mutual Funds	1.3
Pharmaceuticals	1.3

Computers	1.1%
Electric	1.0
Insurance	0.9
Chemicals	0.8
Software	0.6
Media	0.5
Telecommunications	0.5
Retail	0.4
Forest Products & Paper	0.4
Mining	0.2

102.8
Liabilities in excess of other assets	(2.8)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instrumentsis interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$5,593	*	Due from/to broker — variation margin futures	$5,907	*
Interest rate contracts	Due from/to broker — variation margin swaps	89,126	*	Due from/to broker — variation margin swaps	874,549	*

Total		$94,719			$880,456

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(25,577)	$12,901	$(353,972)	$1,664,014

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(6,819)	$(1,305,051)

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Interest Rate Swap Agreements(3)
$4,120	$8,600	$846,005	$10,694,218	$43,864,400

(1)	Cost.

(2)	Value at Trade Date.

(3)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BOND PORTFOLIO 2025 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value:
Unaffiliated investments (cost $13,408,698)	$13,451,604
Affiliated investments (cost $168,898)	168,898
Cash	3,242
Dividends and interest receivable	60,021
Due from broker-variation margin swaps	19,079
Receivable from manager	1,524
Prepaid expenses	486
Tax reclaim receivable	143

Total Assets	13,704,997

LIABILITIES:
Payable for investments purchased	425,472
Accrued expenses and other liabilities	18,669
Due to broker-variation margin futures	4,421
Payable for fund share repurchased	885
Distribution fee payable	390
Affiliated transfer agent fee payable	365

Total Liabilities	450,202

NET ASSETS	$13,254,795

Net assets were comprised of:
Paid-in capital	$(50,047,687)
Retained earnings	63,302,482

Net assets, December 31, 2017	$13,254,795

Net asset value and redemption price per share $13,254,795 / 1,081,632 outstanding shares of beneficial interest	$12.25

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income (net of $87 foreign withholding tax)	$418,697
Unaffiliated dividend income	7,106
Income from securities lending, net (including affiliated income of $37)	37

425,840

EXPENSES
Management fees	91,929
Distribution fee	48,412
Audit fee	55,402
Custodian and accounting fees	40,237
Commitment fee on syndicated credit agreement	37,056
Legal fees and expenses	11,472
Trustees’ fees	9,025
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,234
Shareholders’ reports	4,264
Miscellaneous	12,934

Total expenses	317,965
Less: management fee waiver	(137,389)

Net expenses	180,576

NET INVESTMENT INCOME (LOSS)	245,264

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	90,802
Futures transactions	(353,972)
Swap agreement transactions	1,664,014
Options written transactions	12,901

1,413,745

Net change in unrealized appreciation (depreciation) on:
Investments	191,970
Futures	(6,819)
Swap agreements	(1,305,051)

(1,119,900)

NET GAIN (LOSS) ON INVESTMENTS	293,845

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$539,109

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$245,264	$3,386,362
Net realized gain (loss) on investment transactions	1,413,745	47,318,212
Net change in unrealized appreciation (depreciation) on investments	(1,119,900)	(7,282,061)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	539,109	43,422,513

FUND SHARE TRANSACTIONS:
Fund share sold [401,333 and 2,785,574 shares, respectively]	4,866,762	33,561,030
Fund share repurchased [2,059,772 and 48,373,417 shares, respectively]	(25,115,585)	(611,515,876)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(20,248,823)	(577,954,846)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,709,714)	(534,532,333)
NET ASSETS:
Beginning of year	32,964,509	567,496,842

End of year	$13,254,795	$32,964,509

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BOND PORTFOLIO 2026

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 100.4% ASSET-BACKED SECURITIES — 18.8%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 8.0%
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A2B, 1 Month LIBOR + 0.560%	1.967%	(c)	11/08/19	83	$83,123
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class C	2.410%		07/08/22	200	198,738
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 144A	2.100%		03/20/19	1,050	1,050,005
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	1,100	1,098,319
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630%		12/20/21	300	299,437
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 144A	2.990%		06/20/22	300	301,863
Bank of The West Auto Trust, Series 2015-1, Class A3, 144A	1.310%		10/15/19	177	176,452
CarMax Auto Owner Trust, Series 2016-3, Class A2	1.170%		08/15/19	473	472,609
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 144A	1.590%		02/22/21	71	70,598
Enterprise Fleet Financing LLC, Series 2016-1, Class A2, 144A	1.830%		09/20/21	145	144,503
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 144A	1.740%		02/22/22	501	500,054
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 144A	2.130%		07/20/22	881	880,642
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 144A	2.440%		01/15/27	700	702,673
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 144A	2.030%		12/15/27	2,200	2,168,222
Ford Credit Floorplan Master Owner Trust, Series 2015-4, Class A2, 1 Month LIBOR + 0.600%	2.077%	(c)	08/15/20	1,000	1,002,688
Ford Credit Floorplan Master Owner Trust, Series 2016-4, Class A, 1 Month LIBOR + 0.530%	2.007%	(c)	07/15/20	600	601,064
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A2, 1 Month LIBOR + 0.460%	1.937%	(c)	11/15/21	900	904,904
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 1 Month LIBOR + 0.500%, 144A	1.977%	(c)	05/15/20	300	300,386
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2, 1 Month LIBOR + 0.850%, 144A	2.327%	(c)	05/17/21	400	403,313
GMF Floorplan Owner Revolving Trust, Series 2017-1, Class A2, 1 Month LIBOR + 0.570%, 144A	2.047%	(c)	01/18/22	1,500	1,508,983
Hertz Vehicle Financing II LP, Series 2016-1A, Class A, 144A	2.320%		03/25/20	500	498,318
Hyundai Auto Lease Securitization Trust, Series 2016-B, Class A2B, 1 Month LIBOR + 0.420%, 144A	1.897%	(c)	11/15/18	84	83,844
Hyundai Auto Lease Securitization Trust, Series 2017-A, Class A2B, 1 Month LIBOR + 0.300%, 144A	1.777%	(c)	07/15/19	556	556,368

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles (continued)
Nissan Auto Lease Trust, Series 2016-A, Class A2B, 1 Month LIBOR + 0.380%	1.857%	(c)	08/15/18	3	$2,556
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 144A	2.160%		10/15/20	3,100	3,090,764
SunTrust Auto Receivables Trust, Series 2015-1A, Class A3, 144A	1.420%		09/16/19	133	133,040

					17,233,466

Collateralized Loan Obligations — 4.2%
ALM Ltd. (Cayman Islands), Series 2015-12A, Class A1R, 3 Month LIBOR + 1.050%, 144A	2.409%	(c)	04/16/27	250	250,562
Ballyrock CLO LLC (Cayman Islands), Series 2013-1A, Class A, 3 Month LIBOR + 1.180%, 144A	2.616%	(c)	05/20/25	303	303,411
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2017-11A, Class X, 3 Month LIBOR + 1.000%, 144A	2.359%	(c)	04/15/29	250	250,090
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 3 Month LIBOR + 1.430%, 144A	2.793%	(c)	10/20/29	250	252,676
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-2A, Class AR, 3 Month LIBOR + 1.250%, 144A	2.666%	(c)	05/15/25	750	754,851
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%, 144A	2.473%	(c)	01/22/31	250	249,999
KVK CLO Ltd. (Cayman Islands), Series 2014-2A, Class AR, 3 Month LIBOR + 1.180%, 144A	2.539%	(c)	07/15/26	1,600	1,603,736
Magnetite Ltd. (Cayman Islands), Series 2014-11A, Class A1R, 3 Month LIBOR + 1.120%, 144A	2.474%	(c)	01/18/27	250	250,725
Mountain View CLO LLC (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.210%, 144A	3.075%	(c)	01/16/31	750	750,000
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	2.572%	(c)	01/15/28	750	750,000
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 3 Month LIBOR + 1.180%, 144A	2.534%	(c)	04/18/26	250	250,782
TICP CLO Ltd. (Cayman Islands), Series 2017-9A, Class A, 144A	—%	(p)	01/20/31	1,000	1,000,000
Voya CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.330%, 144A	2.684%	(c)	04/18/26	750	753,268
Voya CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A	2.404%	(c)	01/18/29	1,000	1,000,000
Wellfleet CLO Ltd., Series 2017-3A, Class A1, 3 Month LIBOR + 1.150%, 144A	2.881%	(c)	01/17/31	500	499,999

					8,920,099

Credit Cards — 6.1%
American Express Credit Account Master Trust, Series 2013-2, Class B, 1 Month LIBOR + 0.700%	2.177%	(c)	05/17/21	800	803,019

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Credit Cards (continued)
American Express Credit Account Master Trust, Series 2014-1, Class B, 1 Month LIBOR + 0.500%	1.977%	(c)	12/15/21	175	$175,629
American Express Credit Account Master Trust, Series 2017-2, Class A, 1 Month LIBOR + 0.450%	1.930%	(c)	09/16/24	1,500	1,511,626
BA Credit Card Trust, Series 2015-A1, Class A, 1 Month LIBOR + 0.330%	1.807%	(c)	06/15/20	50	50,008
BA Credit Card Trust, Series 2016-A1, Class A, 1 Month LIBOR + 0.390%	1.867%	(c)	10/15/21	1,000	1,003,565
Chase Issuance Trust, Series 2013-A3, Class A3, 1 Month LIBOR + 0.280%	1.757%	(c)	04/15/20	200	200,136
Chase Issuance Trust, Series 2015-A1, Class A1, 1 Month LIBOR + 0.320%	1.797%	(c)	02/18/20	100	100,037
Chase Issuance Trust, Series 2016-A1, Class A, 1 Month LIBOR + 0.410%	1.887%	(c)	05/17/21	1,100	1,104,407
Chase Issuance Trust, Series 2016-A3, Class A3, 1 Month LIBOR + 0.550%	2.027%	(c)	06/15/23	700	707,930
Chase Issuance Trust, Series 2017-A1, Class A, 1 Month LIBOR + 0.300%	1.777%	(c)	01/18/22	1,600	1,605,695
Citibank Credit Card Issuance Trust, Series 2016-A2, Class A2	2.190%		11/20/23	1,500	1,488,397
Citibank Credit Card Issuance Trust, Series 2016-A3, Class A3, 1 Month LIBOR + 0.490%	1.893%	(c)	12/07/23	1,200	1,211,514
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, 1 Month LIBOR + 0.620%	2.155%	(c)	04/22/26	600	606,875
Discover Card Execution Note Trust, Series 2015-A2, Class A	1.900%		10/17/22	200	198,817
Discover Card Execution Note Trust, Series 2017-A1, Class A1, 1 Month LIBOR + 0.490%	1.967%	(c)	07/15/24	1,000	1,007,657
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 1 Month LIBOR + 0.260%	1.737%	(c)	08/16/21	1,300	1,300,889

					13,076,201

Student Loans — 0.5%
Navient Student Loan Trust, Series 2016-2A, Class A1, 1 Month LIBOR + 0.750%, 144A	2.302%	(c)	06/25/65	562	563,407
Navient Student Loan Trust, Series 2016-6A, Class A1, 1 Month LIBOR + 0.480%, 144A	2.032%	(c)	03/25/66	122	121,748
Navient Student Loan Trust, Series 2017-1A, Class A1, 1 Month LIBOR + 0.400%, 144A	1.952%	(c)	07/26/66	434	434,034

					1,119,189

TOTAL ASSET-BACKED SECURITIES (cost $40,285,471)					40,348,955

COMMERCIAL MORTGAGE-BACKED SECURITIES — 13.8%
CFCRE Commercial Mortgage Trust, Series 2016-C6, Class A2	2.950%		11/10/49	1,800	1,769,710
Commercial Mortgage Trust, Series 2013-LC13, Class A2	3.009%		08/10/46	400	402,051
Commercial Mortgage Trust, Series 2013-LC13, Class A3	3.689%		08/10/46	530	541,105

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Commercial Mortgage Trust, Series 2014-CR18, Class A3	3.528%		07/15/47	400	$410,527
Commercial Mortgage Trust, Series 2014-LC17, Class A5	3.917%		10/10/47	206	217,224
Commercial Mortgage Trust, Series 2014-UBS3, Class A2	2.844%		06/10/47	300	302,306
Commercial Mortgage Trust, Series 2014-UBS5, Class A4	3.838%		09/10/47	215	226,035
Commercial Mortgage Trust, Series 2015-CR22, Class A3	3.207%		03/10/48	100	102,208
Commercial Mortgage Trust, Series 2015-CR26, Class A3	3.359%		10/10/48	600	615,388
Commercial Mortgage Trust, Series 2015-LC21, Class A1	1.606%		07/10/48	1,796	1,787,135
Commercial Mortgage Trust, Series 2015-LC21, Class A3	3.445%		07/10/48	600	617,007
FHLMC Multifamily Structured Pass-Through Certificates, Series K036, Class A2	3.527%	(cc)	10/25/23	180	189,297
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2	2.745%		01/25/26	1,500	1,497,285
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2	2.673%		03/25/26	1,500	1,487,792
GS Mortgage Securities Trust, Series 2014-GC18, Class A2	2.924%		01/10/47	52	51,850
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	600	620,849
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2	3.003%		01/15/47	697	700,216
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3	3.669%		04/15/47	60	62,117
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A1	1.451%		09/15/47	495	492,562
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A3, 144A	4.388%		02/15/46	506	508,299
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI, Class A, 144A	2.798%		10/05/31	950	951,075
Ladder Capital Commercial Mortgage Securities Trust, Series 2017-LC26, Class A2, 144A	3.128%		07/12/50	1,250	1,273,289
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(cc)	07/15/40	165	164,754
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A2	3.101%		12/15/47	150	152,139
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A3	3.451%		07/15/50	800	823,540
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3	3.211%		10/15/48	315	316,495
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A2	3.261%		05/15/48	600	615,018
Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A3	2.791%		11/15/49	2,600	2,542,407
Morgan Stanley Capital I Trust, Series 2016-UB12, Class A3	3.337%		12/15/49	1,600	1,629,129
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A3FL, 1 Month LIBOR + 1.050%, 144A	2.527%	(c)	07/15/46	3,000	3,037,426

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A2	2.552%	06/15/48	800	$801,615
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A3	3.368%	06/15/48	500	511,378
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A3	3.086%	04/15/50	100	101,429
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class A3	3.374%	12/15/59	1,600	1,631,260
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A2	2.590%	11/15/50	1,100	1,093,927
Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class A2	2.749%	03/15/50	1,400	1,400,982

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $29,973,304)				29,646,826

CORPORATE BONDS — 14.1%
Agriculture — 0.1%
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A	3.500%	06/15/22	275	281,322

Auto Manufacturers — 0.7%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.134%	08/04/25	680	703,268
General Motors Financial Co., Inc., Gtd. Notes	4.300%	07/13/25	710	739,884

				1,443,152

Banks — 5.9%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN	2.000%	03/18/19	1,450	1,447,496
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, MTN, 144A	1.750%	10/05/20	200	197,387
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.593%	07/21/28	495	503,145
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%	01/22/24	585	622,180
Bank of America Corp., Sub. Notes, MTN	4.450%	03/03/26	595	635,105
Citigroup, Inc., Sr. Unsec’d. Notes	3.400%	05/01/26	925	930,525
Citigroup, Inc., Sub. Notes	3.875%	03/26/25	250	255,912
Citigroup, Inc., Sub. Notes	4.400%	06/10/25	385	406,381
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, MTN, 144A	1.000%	01/22/18	1,200	1,199,437
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN	2.250%	01/30/19	500	500,539
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, 144A	2.250%	01/30/19	500	500,539
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%	01/23/25	875	888,853
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%	11/16/26	280	281,639
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%	05/22/25	835	860,260
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	3.850%	07/08/24	55	57,050
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.950%	10/01/26	390	383,074
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.125%	01/23/25	580	583,198
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	3.540%	05/01/28	285	289,944
JPMorgan Chase & Co., Sub. Notes	4.250%	10/01/27	550	584,569
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.125%	07/27/26	870	858,107

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Morgan Stanley, Sub. Notes, GMTN	4.350%	09/08/26	720	$754,458

				12,739,798

Biotechnology — 0.4%
Amgen, Inc., Sr. Unsec’d. Notes	2.600%	08/19/26	275	263,321
Celgene Corp., Sr. Unsec’d. Notes	3.550%	08/15/22	495	509,865

				773,186

Commercial Services — 0.2%
Equifax, Inc., Sr. Unsec’d. Notes	3.250%	06/01/26	450	430,376

Computers — 0.7%
Apple, Inc., Sr. Unsec’d. Notes	3.000%	02/09/24	100	101,269
Apple, Inc., Sr. Unsec’d. Notes	3.200%	05/13/25	1,250	1,275,231
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	10/05/18	75	75,361

				1,451,861

Electric — 1.1%
CenterPoint Energy Houston Electric LLC, General Ref. Mortgage	2.400%	09/01/26	240	228,207
Dominion Energy, Inc., Sr. Unsec’d. Notes	2.850%	08/15/26	60	57,944
Duke Energy Carolinas LLC, First Ref. Mortgage	2.950%	12/01/26	810	803,916
Duke Energy Corp., Sr. Unsec’d. Notes	2.650%	09/01/26	150	143,725
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.500%	06/15/25	60	61,339
PacifiCorp, First Mortgage	3.350%	07/01/25	160	163,508
Southern Power Co., Sr. Unsec’d. Notes	1.950%	12/15/19	460	456,219
Virginia Electric & Power Co., Sr. Unsec’d. Notes	2.950%	11/15/26	495	490,245

				2,405,103

Forest Products & Paper — 0.0%
International Paper Co., Sr. Unsec’d. Notes	3.000%	02/15/27	115	111,498

Healthcare-Products — 0.2%
Becton Dickinson & Co., Sr. Unsec’d. Notes	3.734%	12/15/24	47	48,137
Medtronic, Inc., Gtd. Notes	3.500%	03/15/25	400	414,939

				463,076

Insurance — 0.4%
American International Group, Inc., Sr. Unsec’d. Notes	3.750%	07/10/25	915	943,387

Media — 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.464%	07/23/22	455	474,724
Comcast Corp., Gtd. Notes	2.350%	01/15/27	120	113,328
Comcast Corp., Gtd. Notes	3.375%	02/15/25	300	308,024

				896,076

Mining — 0.2%
Freeport-McMoRan, Inc., Gtd. Notes	2.375%	03/15/18	550	549,312

Multi-National — 0.7%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	920	916,771

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Multi-National (continued)
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%	09/27/21	560	$547,613

				1,464,384

Oil & Gas — 0.8%
Apache Corp., Sr. Unsec’d. Notes	3.250%	04/15/22	650	654,910
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.150%	06/15/19	600	630,164
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%	12/15/21	350	364,707

				1,649,781

Pharmaceuticals — 1.0%
AbbVie, Inc., Sr. Unsec’d. Notes	2.900%	11/06/22	25	25,073
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25	700	719,653
Allergan Funding SCS, Gtd. Notes(a)	3.800%	03/15/25	700	712,633
Cardinal Health, Inc., Sr. Unsec’d. Notes(a)	3.750%	09/15/25	290	295,264
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200%	09/23/26	425	415,545

				2,168,168

Retail — 0.2%
CVS Health Corp., Sr. Unsec’d. Notes	3.375%	08/12/24	375	377,022

Software — 0.9%
Fiserv, Inc., Sr. Unsec’d. Notes	3.850%	06/01/25	475	495,512
Microsoft Corp., Sr. Unsec’d. Notes	2.375%	02/12/22	15	14,976
Microsoft Corp., Sr. Unsec’d. Notes	3.125%	11/03/25	1,300	1,327,225
Oracle Corp., Sr. Unsec’d. Notes	2.950%	05/15/25	100	100,433

				1,938,146

Telecommunications — 0.2%
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25	115	113,062
AT&T, Inc., Sr. Unsec’d. Notes	3.950%	01/15/25	225	230,369

				343,431

TOTAL CORPORATE BONDS (cost $30,254,949)				30,429,079

SOVEREIGN BONDS — 2.2%
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN, 144A	1.250%	03/12/18	1,700	1,698,198
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%	11/16/20	200	198,299
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.000%	09/08/20	200	197,308
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%	10/25/23	200	192,111
Kingdom of Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, EMTN, 144A	1.125%	08/03/19	200	197,038
Province of Alberta (Canada), Sr. Unsec’d. Notes	2.200%	07/26/22	220	216,795
Province of Ontario (Canada), Sr. Unsec’d. Notes	2.250%	05/18/22	1,500	1,484,036
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes	2.125%	05/19/20	500	495,041

TOTAL SOVEREIGN BONDS (cost $4,717,957)				4,678,826

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.4%	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal Home Loan Bank	1.375%	02/18/21	3,000	$2,932,893
Federal Home Loan Mortgage Corp.	2.375%	01/13/22	5,220	5,266,933
Federal National Mortgage Assoc.(k)	1.125%	07/20/18	1,405	1,400,979
Federal National Mortgage Assoc	1.875%	09/24/26	75	70,698
Federal National Mortgage Assoc	2.000%	01/05/22	4,480	4,450,490
Federal National Mortgage Assoc.(k)	2.125%	04/24/26	3,675	3,546,342
Israel Government, USAID Bond, Gov’t. Gtd. Notes	5.500%	09/18/23	365	424,743

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $18,482,284)				18,093,078

U.S. TREASURY OBLIGATIONS — 43.1%
U.S. Treasury Bonds	2.750%	08/15/47	600	600,749
U.S. Treasury Bonds	2.875%	05/15/43	2,140	2,200,438
U.S. Treasury Bonds	2.875%	08/15/45	300	307,664
U.S. Treasury Bonds	3.000%	11/15/44	260	273,091
U.S. Treasury Bonds	3.000%	05/15/45	3,075	3,229,351
U.S. Treasury Bonds	3.000%	05/15/47	290	304,896
U.S. Treasury Bonds	3.625%	08/15/43	130	151,724
U.S. Treasury Bonds	4.250%	11/15/40	4,925	6,254,750
U.S. Treasury Inflation Indexed Bonds	0.125%	04/15/22	497	493,497
U.S. Treasury Notes(k)	1.625%	04/30/23	17,420	16,888,554
U.S. Treasury Notes	1.875%	12/15/20	235	234,321
U.S. Treasury Notes	1.875%	02/28/22	355	351,159
U.S. Treasury Notes	1.875%	04/30/22	2,780	2,746,770
U.S. Treasury Notes	1.875%	09/30/22	255	251,305
U.S. Treasury Notes(a)	2.000%	11/30/22	14,660	14,526,571
U.S. Treasury Notes	2.000%	06/30/24	7,555	7,410,393
U.S. Treasury Notes	2.125%	09/30/21	27,075	27,091,922
U.S. Treasury Notes	2.125%	12/31/22	660	657,267
U.S. Treasury Notes	2.125%	11/30/24	840	828,975
U.S. Treasury Notes	2.125%	05/15/25	6,350	6,253,014
U.S. Treasury Notes	2.250%	02/15/27	280	276,325
U.S. Treasury Notes(a)	2.250%	11/15/27	500	492,949
U.S. Treasury Notes	2.375%	08/15/24	740	742,370

TOTAL U.S. TREASURY OBLIGATIONS (cost $93,142,702)				92,568,055

TOTAL LONG-TERM INVESTMENTS (cost $216,856,667)				215,764,819

			Shares
SHORT-TERM INVESTMENTS — 8.6%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)			2,070,112	2,070,112
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $16,465,486; includes $16,454,905 of cash collateral for securities on loan)(b)(w)			16,465,364	16,465,364

TOTAL SHORT-TERM INVESTMENTS (cost $18,535,598)				18,535,476

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Value
TOTAL INVESTMENTS — 109.0% (cost $235,392,265)	$234,300,295
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (9.0)%	(19,305,904)

NET ASSETS — 100.0%	$214,994,391

See	the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $16,143,872; cash collateral of $16,454,905 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment. (c) Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives. (p) Interest rate not available as of December 31, 2017.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
25	10 Year U.S. Ultra Treasury Notes	Mar. 2018	$3,350,039	$3,339,062	$(10,977)
Short Positions:
56	90 Day Euro Dollar	Dec. 2018	13,727,584	13,699,700	27,884
7	2 Year U.S. Treasury Notes	Mar. 2018	1,501,928	1,498,766	3,162
300	5 Year U.S. Treasury Notes	Mar. 2018	34,971,700	34,849,219	122,481
109	10 Year U.S. Treasury Notes	Mar. 2018	13,567,040	13,521,109	45,931
159	20 Year U.S. Treasury Bonds	Mar. 2018	24,285,266	24,327,000	(41,734)
6	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	999,060	1,005,937	(6,877)

					150,847

					$139,870

Securities with a combined market value of $985,080 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2017.

Inflation swap agreement outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreement:
280	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$7	$(2,636)	$(2,643)

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
9,000	06/12/18	1.355%(S)	3 Month LIBOR(1)(Q)	$170	$14,301	$14,131

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
13,105	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$(5,007)	$40,283	$45,290
2,150	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(1,243)	6,018	7,261
7,015	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	1,973	12,110	10,137
7,895	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	(891)	7,733	8,624
15,000	06/12/20	1.896%(S)	3 Month LIBOR(1)(Q)	211	76,820	76,609
4,205	01/06/21	1.750%(S)	3 Month LIBOR(2)(Q)	167	(30,020)	(30,187)
5,280	01/08/21	1.683%(S)	3 Month LIBOR(2)(Q)	179	(49,914)	(50,093)
4,590	05/31/21	1.948%(S)	3 Month LIBOR(2)(Q)	169	(33,782)	(33,951)
17,930	08/31/21	2.015%(S)	3 Month LIBOR(1)(Q)	(10,593)	12,728	23,321
16,000	12/08/21	1.775%(S)	3 Month LIBOR(1)(Q)	237	255,208	254,971
1,235	08/15/23	1.459%(S)	3 Month LIBOR(1)(Q)	50,788	47,824	(2,964)
2,994	11/15/23	2.209%(S)	3 Month LIBOR(1)(Q)	166	6,530	6,364
10	11/15/23	2.217%(S)	3 Month LIBOR(1)(Q)	(10)	17	27
50,000	12/08/23	1.963%(S)	3 Month LIBOR(1)(Q)	513	843,861	843,348
460	02/12/24	2.078%(S)	3 Month LIBOR(1)(Q)	153	2,827	2,674
3,796	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(5,641)	3,704	9,345
2,060	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	4,670	6,539	1,869
3,465	05/15/24	1.956%(S)	3 Month LIBOR(1)(Q)	10,022	65,344	55,322
730	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	6,577	6,577
15,030	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	17,119	114,173	97,054
5,045	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	11,612	37,661	26,049
4,605	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	36,445	36,445
3,320	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	3,924	(345)	(4,269)
26,500	06/12/25	2.556%(S)	3 Month LIBOR(2)(Q)	329	413,632	413,303
38,000	06/23/26	1.565%(S)	3 Month LIBOR(2)(Q)	566,083	(2,317,441)	(2,883,524)
15,000	09/14/26	1.535%(S)	3 Month LIBOR(2)(Q)	199	(925,062)	(925,261)
87,000	10/20/26	1.583%(S)	3 Month LIBOR(2)(Q)	(803,221)	(5,403,516)	(4,600,295)
75,000	11/14/26	1.981%(S)	3 Month LIBOR(2)(Q)	(281,251)	(2,257,390)	(1,976,139)
18,900	12/06/26	2.266%(S)	3 Month LIBOR(2)(Q)	232	(139,282)	(139,514)
1,182	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	16,484	19,807	3,323
785	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(543)	(3,408)	(2,865)
265	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	1,208	1,208
260	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	(135)	2,667	2,802
10,600	03/13/27	2.531%(S)	3 Month LIBOR(2)(Q)	(41,204)	214,977	256,181

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
915	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	$—	$6,407	$6,407
14,700	07/07/27	2.310%(S)	3 Month LIBOR(2)(Q)	(51,034)	25,141	76,175
1,325	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(9,130)	(30,455)	(21,325)
145	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	(2,988)	(2,988)

				$(524,503)	$(8,913,061)	$(8,388,558)

A security with a market value of $8,264,921 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$17,233,466	$—
Collateralized Loan Obligations	—	8,920,099	—
Credit Cards	—	13,076,201	—
Student Loans	—	1,119,189	—
Commercial Mortgage-Backed Securities	—	29,646,826	—
Corporate Bonds	—	30,429,079	—
Sovereign Bonds	—	4,678,826	—
U.S. Government Agency Obligations	—	18,093,078	—
U.S. Treasury Obligations	—	92,568,055	—
Affiliated Mutual Funds	18,535,476	—	—
Other Financial Instruments*
Futures Contracts	139,870	—	—
Centrally Cleared Inflation Swap Agreement	—	(2,643)	—
Centrally Cleared Interest Rate Swap Agreements	—	(8,388,558)	—

Total	$18,675,346	$207,373,618	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

U.S. Treasury Obligations	43.1%
Commercial Mortgage-Backed Securities	13.8

Affiliated Mutual Funds (7.7% represents investments purchased with collateral from securities on loan)	8.6%
U.S. Government Agency Obligations	8.4
Automobiles	8.0
Credit Cards	6.1
Banks	5.9
Collateralized Loan Obligations	4.2

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry table (con’t)
Sovereign Bonds	2.2%
Electric	1.1
Pharmaceuticals	1.0
Software	0.9
Oil & Gas	0.8
Multi-National	0.7
Computers	0.7
Auto Manufacturers	0.7
Student Loans	0.5
Insurance	0.4
Media	0.4
Biotechnology	0.4
Mining	0.2

Healthcare-Products	0.2%
Commercial Services	0.2
Retail	0.2
Telecommunications	0.2
Agriculture	0.1
Forest Products & Paper	0.0 *

109.0
Liabilities in excess of other assets	(9.0)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$199,458	*	Due from/to broker — variation margin futures	$59,588	*
Interest rate contracts	Due from/to broker — variation margin swaps	2,284,817	*	Due from/to broker — variation margin swaps	10,676,018	*

Total		$2,484,275			$10,735,606

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(303,559)	$150,733	$(1,572,377)	$2,341,021

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(118,082)	$2,450,110

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Inflation Swap Agreements(3)	Interest Rate Swap Agreements(3)
$47,295	$107,800	$2,612,403	$149,708,135	$56,000	$584,097,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$16,143,872	$(16,143,872)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BOND PORTFOLIO 2026 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $16,143,872:
Unaffiliated investments (cost $216,856,667)	$215,764,819
Affiliated investments (cost $18,535,598)	18,535,476
Cash	67,946
Dividends and interest receivable	967,431
Due from broker-variation margin swaps	334,819
Receivable for investments sold	241
Prepaid expenses	1,745

Total Assets	235,672,477

LIABILITIES:
Payable to broker for collateral for securities on loan	16,454,905
Payable for investments purchased	3,656,777
Payable for fund share repurchased	389,265
Due to broker-variation margin futures	92,707
Management fees payable	39,244
Accrued expenses and other liabilities	36,180
Distribution fee payable	8,643
Affiliated transfer agent fee payable	365

Total Liabilities	20,678,086

NET ASSETS	$214,994,391

Net assets were comprised of:
Paid-in capital	$211,066,028
Retained earnings	3,928,363

Net assets, December 31, 2017	$214,994,391

Net asset value and redemption price per share, $214,994,391 / 20,325,818 outstanding shares of beneficial interest	$10.58

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income	$5,419,859
Affiliated dividend income	59,046
Income from securities lending, net (including affiliated income of $11,397)	12,721

5,491,626

EXPENSES
Management fees	1,250,428
Distribution fee	658,438
Custodian and accounting fees	70,749
Audit fee	54,629
Trustees’ fees	13,020
Legal fees and expenses	12,908
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,255
Shareholders’ reports	7,026
Miscellaneous	54,093

Total expenses	2,128,546

NET INVESTMENT INCOME (LOSS)	3,363,080

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $297)	(1,749,597)
Futures transactions	(1,572,377)
Swap agreement transactions	2,341,021
Options written transactions	150,733

(830,220)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(42))	4,410,313
Futures	(118,082)
Swap agreements	2,450,110

6,742,341

NET GAIN (LOSS) ON INVESTMENTS	5,912,121

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,275,201

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$3,363,080	$1,682,376
Net realized gain (loss) on investment transactions	(830,220)	7,123,498
Net change in unrealized appreciation (depreciation) on investments	6,742,341	(17,009,991)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,275,201	(8,204,117)

FUND SHARE TRANSACTIONS:
Fund share sold [12,869,043 and 33,519,376 shares, respectively]	133,143,715	360,935,663
Fund share repurchased [25,505,952 and 11,940,762 shares, respectively]	(267,975,537)	(127,405,372)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(134,831,822)	233,530,291

TOTAL INCREASE (DECREASE) IN NET ASSETS	(125,556,621)	225,326,174
NET ASSETS:
Beginning of year	340,551,012	115,224,838

End of year	$214,994,391	$340,551,012

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BOND PORTFOLIO 2027

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 100.5% ASSET-BACKED SECURITIES — 20.5%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 8.3%
Ally Master Owner Trust, Series 2017-1, Class A, 1 Month LIBOR + 0.400%	1.877%	(c)	02/15/21	1,300	$1,302,912
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class C	2.410%		07/08/22	100	99,369
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 144A	2.100%		03/20/19	650	650,003
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	1,500	1,497,708
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	1,100	1,098,855
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630%		12/20/21	700	698,686
Bank of The West Auto Trust, Series 2017-1, Class A3, 144A	2.110%		01/15/23	200	198,934
CarMax Auto Owner Trust, Series 2016-2, Class A2B, 1 Month LIBOR + 0.470%	1.947%	(c)	06/17/19	109	109,078
Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A2, 144A	1.360%		01/15/20	320	319,785
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 144A	2.130%		07/20/22	1,076	1,076,340
Enterprise Fleet Financing LLC, Series 2017-2, Class A2, 144A	1.970%		01/20/23	500	498,997
Ford Credit Auto Owner Trust, Series 2016-1, Class A, 144A	2.310%		08/15/27	1,900	1,893,701
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 144A	2.030%		12/15/27	1,200	1,182,667
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 144A	2.620%		08/15/28	1,400	1,400,837
Ford Credit Auto Owner Trust, Series 2017-2, Class A, 144A	2.360%		03/15/29	1,300	1,288,207
Ford Credit Floorplan Master Owner Trust, Series 2016-4, Class A, 1 Month LIBOR + 0.530%	2.007%	(c)	07/15/20	200	200,355
GM Financial Automobile Leasing Trust, Series 2016-2, Class A2B, 1 Month LIBOR + 0.500%	2.001%	(c)	10/22/18	17	16,766
GM Financial Automobile Leasing Trust, Series 2016-3, Class A2B, 1 Month LIBOR + 0.360%	1.861%	(c)	02/20/19	101	101,081
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2, 1 Month LIBOR + 0.850%, 144A	2.327%	(c)	05/17/21	100	100,828
GMF Floorplan Owner Revolving Trust, Series 2017-1, Class A2, 1 Month LIBOR + 0.570%, 144A	2.047%	(c)	01/18/22	1,700	1,710,181
Huntington Auto Trust, Series 2016-1, Class A3	1.590%		11/16/20	1,700	1,693,018
Hyundai Auto Lease Securitization Trust, Series 2017-A, Class A2B, 1 Month LIBOR + 0.300%, 144A	1.777%	(c)	07/15/19	635	635,849
Nissan Auto Lease Trust, Series 2016-B, Class A2B, 1 Month LIBOR + 0.280%	1.757%	(c)	12/17/18	86	86,394
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 144A	2.160%		10/15/20	3,600	3,589,274

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles (continued)
World Omni Auto Receivables Trust, Series 2016-A, Class A2	1.320%		12/16/19	8	$7,763

					21,457,588

Collateralized Loan Obligations — 5.5%
ALM Ltd. (Cayman Islands), Series 2015-12A, Class A1R, 3 Month LIBOR + 1.050%, 144A	2.409%	(c)	04/16/27	250	250,562
Ballyrock CLO LLC (Cayman Islands), Series 2013-1A, Class A, 3 Month LIBOR + 1.180%, 144A	2.616%	(c)	05/20/25	303	303,411
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2017-11A, Class X, 3 Month LIBOR + 1.000%, 144A	2.359%	(c)	04/15/29	500	500,180
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 3 Month LIBOR + 1.150%, 144A	2.503%	(c)	04/17/25	462	462,658
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 3 Month LIBOR + 1.430%, 144A	2.793%	(c)	10/20/29	250	252,676
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-2A, Class AR, 3 Month LIBOR + 1.250%, 144A	2.666%	(c)	05/15/25	750	754,851
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1AR, 3 Month LIBOR + 1.150%, 144A	2.524%	(c)	07/27/26	500	502,576
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%, 144A	2.473%	(c)	01/22/31	500	500,000
Eaton Vance CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 3 Month LIBOR + 1.200%, 144A	2.559%	(c)	07/15/26	1,000	1,004,422
Flagship CLO Ltd. (Cayman Islands), Series 2014-8A, Class AR, 3 Month LIBOR + 1.250%, 144A	2.609%	(c)	01/16/26	250	250,239
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.300%, 144A	2.716%	(c)	05/15/26	750	752,414
KVK CLO Ltd. (Cayman Islands), Series 2014-2A, Class AR, 3 Month LIBOR + 1.180%, 144A	2.539%	(c)	07/15/26	1,875	1,879,378
Mountain View CLO LLC (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.210%, 144A	3.075%	(c)	01/16/31	750	750,000
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	2.572%	(c)	01/15/28	750	750,000
OHA Credit Partners Ltd. (Cayman Islands), Series 2013-8A, Class A, 3 Month LIBOR + 1.120%, 144A	2.483%	(c)	04/20/25	660	660,896
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 3 Month LIBOR + 1.180%, 144A	2.534%	(c)	04/18/26	250	250,782
TICP CLO Ltd. (Cayman Islands), Series 2017-9A, Class A, 144A	—%	(p)	01/20/31	1,000	1,000,000
Voya CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.330%, 144A	2.684%	(c)	04/18/26	1,000	1,004,358

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Voya CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A	2.404%(c)	01/18/29	1,000	$1,000,000
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.220%, 144A	2.583%(c)	04/20/26	750	751,563
Wellfleet CLO Ltd., Series 2017-3A, Class A1, 3 Month LIBOR + 1.150%, 144A	2.673%(c)	01/17/31	500	500,000

				14,080,966

Credit Cards — 5.9%
American Express Credit Account Master Trust, Series 2014-1, Class B, 1 Month LIBOR + 0.500%	1.977%(c)	12/15/21	200	200,718
American Express Credit Account Master Trust, Series 2017-2, Class A, 1 Month LIBOR + 0.450%	1.927%(c)	09/16/24	3,400	3,426,351
BA Credit Card Trust, Series 2014-A1, Class A, 1 Month LIBOR + 0.380%	1.857%(c)	06/15/21	210	210,587
BA Credit Card Trust, Series 2016-A1, Class A, 1 Month LIBOR + 0.390%	1.867%(c)	10/15/21	200	200,713
Chase Issuance Trust, Series 2013-A3, Class A3, 1 Month LIBOR + 0.280%	1.757%(c)	04/15/20	400	400,273
Chase Issuance Trust, Series 2016-A1, Class A, 1 Month LIBOR + 0.410%	1.887%(c)	05/17/21	200	200,801
Chase Issuance Trust, Series 2017-A1, Class A, 1 Month LIBOR + 0.300%	1.777%(c)	01/18/22	1,900	1,906,763
Chase Issuance Trust, Series 2017-A2, Class A, 1 Month LIBOR + 0.400%	1.877%(c)	03/15/24	800	804,610
Citibank Credit Card Issuance Trust, Series 2016-A2, Class A2	2.190%	11/20/23	1,800	1,786,076
Citibank Credit Card Issuance Trust, Series 2016-A3, Class A3, 1 Month LIBOR + 0.490%	1.893%(c)	12/07/23	1,400	1,413,433
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, 1 Month LIBOR + 0.620%	2.155%(c)	04/22/26	900	910,312
Discover Card Execution Note Trust, Series 2017-A1, Class A1, 1 Month LIBOR + 0.490%	1.967%(c)	07/15/24	1,200	1,209,189
Discover Card Execution Note Trust, Series 2017-A4, Class A4	2.530%	10/15/26	1,000	996,792
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3, 1 Month LIBOR + 0.260%	1.737%(c)	08/16/21	1,500	1,501,026

				15,167,644

Equipment — 0.3%
MMAF Equipment Finance LLC, Series 2017-AA, Class A4, 144A	2.410%	08/16/24	800	793,381

Student Loans — 0.5%
Navient Student Loan Trust, Series 2016-2A, Class A1, 1 Month LIBOR + 0.750%, 144A	2.302%(c)	06/25/65	562	563,407
Navient Student Loan Trust, Series 2016-6A, Class A1, 1 Month LIBOR + 0.480%, 144A	2.032%(c)	03/25/66	243	243,495

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Student Loans (continued)
Navient Student Loan Trust, Series 2017-1A, Class A1, 1 Month LIBOR + 0.400%, 144A	1.952%	(c)	07/26/66	520	$520,841

					1,327,743

TOTAL ASSET-BACKED SECURITIES (cost $52,782,886)					52,827,322

COMMERCIAL MORTGAGE-BACKED SECURITIES — 12.4%
CFCRE Commercial Mortgage Trust, Series 2016-C6, Class A2	2.950%		11/10/49	2,000	1,966,345
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class A3	2.646%		07/10/49	500	485,212
Commercial Mortgage Trust, Series 2013-CR6, Class A2	2.122%		03/10/46	31	30,548
Commercial Mortgage Trust, Series 2014-CR21, Class A3	3.528%		12/10/47	240	247,809
Commercial Mortgage Trust, Series 2014-LC17, Class A3	3.723%		10/10/47	115	119,614
Commercial Mortgage Trust, Series 2014-UBS2, Class A2	2.820%		03/10/47	130	130,926
Commercial Mortgage Trust, Series 2014-UBS4, Class A5	3.694%		08/10/47	155	161,508
Commercial Mortgage Trust, Series 2015-LC21, Class A1	1.606%		07/10/48	2,105	2,094,565
Commercial Mortgage Trust, Series 2015-PC1, Class A2	3.148%		07/10/50	1,035	1,046,969
Commercial Mortgage Trust, Series 2016-COR1, Class A3	2.826%		10/10/49	1,600	1,567,189
Commercial Mortgage Trust, Series 2016-DC2, Class A5	3.765%		02/10/49	390	408,449
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A1	1.454%		06/15/57	211	209,206
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A2	2.662%		01/15/49	150	150,148
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2	2.673%		03/25/26	200	198,372
GS Mortgage Securities Trust, Series 2013-GC14, Class A3	3.526%		08/10/46	200	204,463
GS Mortgage Securities Trust, Series 2014-GC18, Class A2	2.924%		01/10/47	494	496,897
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class A2	3.019%		08/15/46	778	783,415
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2	3.003%		01/15/47	755	758,568
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A1	1.451%		09/15/47	495	492,562
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A2	2.773%		10/15/48	130	130,878
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A5	3.822%		07/15/48	1,695	1,780,621
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class A2	2.882%		12/15/49	1,400	1,377,694
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A3, 144A	4.388%		02/15/46	111	111,435
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	2,000	1,994,104

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI, Class A, 144A	2.798%		10/05/31	1,100	$1,101,245
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(cc)	07/15/40	43	42,861
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AMFL, 144A	6.114%		07/15/40	13	13,184
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3	3.211%		10/15/48	370	371,756
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31, Class A4	2.840%		11/15/49	1,100	1,078,804
Morgan Stanley Capital I Trust, Series 2016-UB12, Class A3	3.337%		12/15/49	1,900	1,934,590
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	884	895,840
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A3FL, 1 Month LIBOR + 1.050%, 144A	2.527%	(c)	07/15/46	3,625	3,670,223
Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class A3	2.807%		11/15/59	1,100	1,077,630
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class A3	3.374%		12/15/59	1,900	1,937,121
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A2	2.590%		11/15/50	1,300	1,292,823
Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class A2	2.749%		03/15/50	1,600	1,601,123

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $32,385,897)					31,964,697

CORPORATE BONDS — 15.1%
Auto Manufacturers — 0.7%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.134%		08/04/25	825	853,230
General Motors Financial Co., Inc., Gtd. Notes	3.700%		05/09/23	20	20,398
General Motors Financial Co., Inc., Gtd. Notes	4.300%		07/13/25	840	875,356

					1,748,984

Banks — 6.0%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN	2.000%		03/18/19	1,750	1,746,978
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, MTN, 144A	1.750%		10/05/20	200	197,388
Bank of America Corp., Sr. Unsec’d. Notes, 3 Month LIBOR + 1.040%, 144A	3.419%	(c)	12/20/28	168	168,036
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.500%		04/19/26	750	766,802
Bank of America Corp., Sub. Notes, MTN	4.450%		03/03/26	695	741,846
Citigroup, Inc., Sr. Unsec’d. Notes	3.400%		05/01/26	880	885,256
Citigroup, Inc., Sr. Unsec’d. Notes	3.700%		01/12/26	25	25,738
Citigroup, Inc., Sub. Notes	4.400%		06/10/25	750	791,651
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.800%		06/09/23	750	773,471
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, MTN, 144A	1.000%		01/22/18	1,200	1,199,437
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN	2.250%		01/30/19	750	750,809

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, 144A	2.250%	01/30/19	500	$500,539
Discover Bank, Sr. Unsec’d. Notes	3.450%	07/27/26	1,000	987,151
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%	01/23/25	60	60,950
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%	05/22/25	965	994,192
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.850%	01/26/27	470	482,529
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.950%	10/01/26	160	157,158
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.200%	06/15/26	600	599,678
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	3.540%	05/01/28	335	340,811
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.900%	07/15/25	25	26,209
JPMorgan Chase & Co., Sub. Notes	4.250%	10/01/27	530	563,312
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.125%	07/27/26	1,090	1,075,099
Morgan Stanley, Sub. Notes, GMTN	4.350%	09/08/26	585	612,997
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	2.650%	02/01/22	900	889,809

				15,337,846

Biotechnology — 0.0%
Amgen, Inc., Sr. Unsec’d. Notes	2.600%	08/19/26	25	23,938

Commercial Services — 0.7%
Equifax, Inc., Sr. Unsec’d. Notes	3.250%	06/01/26	1,111	1,062,550
ERAC USA Finance LLC, Gtd. Notes, 144A	2.700%	11/01/23	800	778,464

				1,841,014

Computers — 0.6%
Apple, Inc., Sr. Unsec’d. Notes	3.200%	05/13/25	1,625	1,657,800

Diversified Financial Services — 0.1%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%	07/24/24	250	255,749

Electric — 0.8%
Dominion Energy, Inc., Sr. Unsec’d. Notes	2.850%	08/15/26	15	14,486
Duke Energy Carolinas LLC, First Ref. Mortgage	2.950%	12/01/26	960	952,789
Duke Energy Corp., Sr. Unsec’d. Notes	2.650%	09/01/26	35	33,536
Southern Power Co., Sr. Unsec’d. Notes	1.950%	12/15/19	535	530,603
Virginia Electric & Power Co., Sr. Unsec’d. Notes	2.950%	11/15/26	615	609,092

				2,140,506

Healthcare-Services — 0.0%
Anthem, Inc., Sr. Unsec’d. Notes	3.500%	08/15/24	25	25,488

Insurance — 0.4%
American International Group, Inc., Sr. Unsec’d. Notes	3.750%	07/10/25	1,050	1,082,575

Media — 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.908%	07/23/25	115	122,266
Comcast Corp., Gtd. Notes	2.350%	01/15/27	55	51,942
Comcast Corp., Gtd. Notes	3.150%	03/01/26	5	5,037

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Media (continued)
DISH DBS Corp., Gtd. Notes	4.250%	04/01/18	500	$501,875

				681,120

Mining — 0.3%
Freeport-McMoRan, Inc., Gtd. Notes	2.375%	03/15/18	675	674,156

Multi-National — 0.7%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	960	956,630
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%	09/27/21	805	787,193

				1,743,823

Oil & Gas — 1.0%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.850%	03/15/21	620	654,742
Apache Corp., Sr. Unsec’d. Notes	3.250%	04/15/22	750	755,665
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.150%	06/15/19	700	735,191
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%	12/15/21	400	416,808

				2,562,406

Packaging & Containers — 0.3%
WestRock RKT Co., Gtd. Notes	4.000%	03/01/23	635	658,023

Pharmaceuticals — 1.1%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25	825	848,162
Allergan Funding SCS, Gtd. Notes(a)	3.800%	03/15/25	850	865,340
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.400%	09/23/21	1,000	984,261

				2,697,763

Pipelines — 0.1%
Phillips 66 Partners LP, Sr. Unsec’d. Notes	3.550%	10/01/26	315	312,203

Real Estate Investment Trusts (REITs) — 0.4%
AvalonBay Communities, Inc., Sr. Unsec’d. Notes, GMTN	3.500%	11/15/24	500	514,258
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.500%	02/01/21	600	612,750

				1,127,008

Semiconductors — 0.3%
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.750%	06/01/18	700	704,200

Software — 0.6%
Microsoft Corp., Sr. Unsec’d. Notes	3.125%	11/03/25	1,550	1,582,462

Telecommunications — 0.5%
Anixter, Inc., Gtd. Notes	5.625%	05/01/19	400	412,500
AT&T, Inc., Sr. Unsec’d. Notes	3.600%	02/17/23	60	61,378
AT&T, Inc., Sr. Unsec’d. Notes	3.950%	01/15/25	25	25,597
CommScope, Inc., Gtd. Notes, 144A	5.000%	06/15/21	500	509,375
SingTel Group Treasury Pte Ltd. (Singapore), Gtd. Notes, EMTN	4.500%	09/08/21	335	355,836

				1,364,686

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Transportation — 0.2%
CSX Corp., Sr. Unsec’d. Notes	2.600%	11/01/26	510	$486,678

TOTAL CORPORATE BONDS (cost $38,824,531)				38,708,428

SOVEREIGN BONDS — 2.5%
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN, 144A	1.250%	03/12/18	1,900	1,897,986
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	6.875%	01/17/18	200	200,205
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%	11/16/20	200	198,300
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.000%	09/08/20	400	394,616
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%	10/25/23	200	192,111
Kingdom of Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, EMTN, 144A	1.125%	08/03/19	200	197,038
Province of Alberta (Canada), Sr. Unsec’d. Notes	2.200%	07/26/22	260	256,212
Province of Manitoba (Canada), Sr. Unsec’d. Notes	2.125%	06/22/26	300	282,206
Province of Ontario (Canada), Sr. Unsec’d. Notes	2.250%	05/18/22	1,500	1,484,036
Province of Quebec (Canada), Sr. Unsec’d. Notes	2.750%	04/12/27	780	773,544
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes	2.125%	05/19/20	500	495,042

TOTAL SOVEREIGN BONDS (cost $6,413,650)				6,371,296

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.3%
Federal Home Loan Bank	1.125%	07/14/21	7,000	6,767,439
Federal Home Loan Mortgage Corp.(k)	1.125%	08/12/21	7,000	6,757,044
Federal Home Loan Mortgage Corp.	1.375%	04/20/20	205	202,102
Federal Home Loan Mortgage Corp.	1.625%	09/29/20	680	672,232
Federal Home Loan Mortgage Corp.(k)	2.375%	01/13/22	530	534,765
Federal National Mortgage Assoc.(k)	1.875%	12/28/20	1,000	994,621
Federal National Mortgage Assoc.	1.875%	04/05/22	6,000	5,925,264
Federal National Mortgage Assoc.	2.000%	01/05/22	520	516,575
Federal National Mortgage Assoc.	2.125%	04/24/26	4,345	4,192,886

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $27,166,940)				26,562,928

U.S. TREASURY OBLIGATIONS — 39.7%
U.S. Treasury Bonds	2.750%	08/15/47	600	600,750
U.S. Treasury Bonds	2.875%	05/15/43	285	293,049
U.S. Treasury Bonds	2.875%	08/15/45	40	41,022
U.S. Treasury Bonds	3.000%	11/15/44	5,200	5,461,828
U.S. Treasury Bonds	3.000%	05/15/45	425	446,333
U.S. Treasury Bonds	3.000%	05/15/47	370	389,006
U.S. Treasury Bonds	3.625%	08/15/43	1,010	1,178,780
U.S. Treasury Bonds	4.250%	11/15/40	1,670	2,120,900
U.S. Treasury Inflation Indexed Bonds	0.125%	04/15/22	598	594,211
U.S. Treasury Notes	1.375%	04/30/21	410	401,127
U.S. Treasury Notes	1.625%	04/30/23	20,775	20,141,200
U.S. Treasury Notes	1.875%	12/15/20	845	842,557

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. Treasury Notes	1.875%	04/30/22	3,251	$3,212,140
U.S. Treasury Notes	2.000%	06/30/24	4,400	4,315,781
U.S. Treasury Notes	2.000%	02/15/25	5,520	5,396,016
U.S. Treasury Notes	2.125%	09/30/21	25,550	25,565,969
U.S. Treasury Notes(k)	2.125%	12/31/22	15,215	15,152,000
U.S. Treasury Notes	2.125%	11/30/24	1,005	991,809
U.S. Treasury Notes	2.125%	05/15/25	11,510	11,334,203
U.S. Treasury Notes	2.250%	02/15/27	325	320,734
U.S. Treasury Notes(a)	2.250%	11/15/27	600	591,539
U.S. Treasury Notes	2.375%	08/15/24	885	887,835
U.S. Treasury Notes	2.500%	05/15/24	1,890	1,911,336

TOTAL U.S. TREASURY OBLIGATIONS (cost $102,660,023)				102,190,125

TOTAL LONG-TERM INVESTMENTS (cost $260,233,927)				258,624,796

			Shares
SHORT-TERM INVESTMENTS — 0.9%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)			439,983	439,983
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $1,761,497; includes $1,752,379 of cash collateral for securities on loan)(b)(w)			1,761,385	1,761,385

TOTAL SHORT-TERM INVESTMENTS (cost $2,201,480)				2,201,368

TOTAL INVESTMENTS — 101.4% (cost $262,435,407)				260,826,164
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (1.4)%				(3,546,459)

NET ASSETS — 100.0%				$257,279,705

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,719,599; cash collateral of $1,752,379 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(p)	Interest rate not available as of December 31, 2017.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
4	2 Year U.S. Treasury Notes	Mar. 2018	$857,381	$856,438	$(943)
29	10 Year U.S. Ultra Treasury Notes	Mar. 2018	3,886,046	3,873,312	(12,734)
24	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	3,990,177	4,023,750	33,573

					19,896

Short Positions:
67	90 Day Euro Dollar	Dec. 2018	16,424,074	16,390,712	33,362
107	5 Year U.S. Treasury Notes	Mar. 2018	12,451,866	12,429,555	22,311
195	10 Year U.S. Treasury Notes	Mar. 2018	24,257,225	24,189,141	68,084
220	20 Year U.S. Treasury Bonds	Mar. 2018	33,597,484	33,660,000	(62,516)

					61,241

					$81,137

Securities with a combined market value of $942,333 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2017.

Inflation swap agreement outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreement:
330	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$8	$(3,107)	$(3,115)

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
15,900	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$(6,038)	$48,874	$54,912
2,365	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(1,553)	6,619	8,172
5,315	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	1,527	9,175	7,648
5,755	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	(522)	5,637	6,159
2,420	12/31/20	1.678%(S)	3 Month LIBOR(1)(Q)	1,128	42,720	41,592
6,190	05/31/21	1.953%(S)	3 Month LIBOR(2)(Q)	3,274	(44,565)	(47,839)
5,414	05/31/21	1.948%(S)	3 Month LIBOR(2)(Q)	172	(39,847)	(40,019)
310	06/15/21	1.105%(S)	3 Month LIBOR(1)(Q)	151	11,308	11,157
19,705	08/31/21	2.015%(S)	3 Month LIBOR(1)(Q)	(10,133)	13,988	24,121
55,000	12/08/21	1.775%(S)	3 Month LIBOR(1)(Q)	450	877,277	876,827
2,000	12/31/22	1.903%(S)	3 Month LIBOR(1)(Q)	1,098	38,563	37,465
575	08/15/23	1.459%(S)	3 Month LIBOR(1)(Q)	23,646	22,266	(1,380)
3,473	11/15/23	2.209%(S)	3 Month LIBOR(1)(Q)	169	7,575	7,406
10	11/15/23	2.217%(S)	3 Month LIBOR(1)(Q)	(11)	17	28
20,000	12/08/23	1.963%(S)	3 Month LIBOR(1)(Q)	295	337,545	337,250

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
15,955	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	$(120,829)	$(89)	$120,740
9,830	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(12,358)	(10,014)	2,344
3,800	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(6,098)	3,708	9,806
2,060	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	4,670	6,539	1,869
4,450	05/15/24	1.956%(S)	3 Month LIBOR(1)(Q)	13,165	83,919	70,754
28,945	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	81,116	219,876	138,760
4,680	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	10,716	34,937	24,221
4,355	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	34,467	34,467
3,200	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	3,924	(333)	(4,257)
600	12/31/24	2.072%(S)	3 Month LIBOR(1)(Q)	420	11,228	10,808
1,447	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	19,731	24,248	4,517
920	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(543)	(3,994)	(3,451)
395	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	1,801	1,801
260	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	(135)	2,667	2,802
915	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	6,407	6,407
5,300	07/07/27	2.310%(S)	3 Month LIBOR(2)(Q)	—	9,057	9,057
20,000	12/01/27	2.183%(S)	3 Month LIBOR(2)(Q)	207	(361,713)	(361,920)
18,500	12/06/27	2.308%(S)	3 Month LIBOR(2)(Q)	227	(129,887)	(130,114)
283,200	12/31/27	2.255%(S)	3 Month LIBOR(2)(Q)	13,065,037	(3,622,821)	(16,687,858)
1,725	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(11,942)	(39,649)	(27,707)
145	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	(2,988)	(2,988)

				$13,060,961	$(2,395,482)	$(15,456,443)

Securities with a combined market value of $10,658,314 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$21,457,588	$—
Collateralized Loan Obligations	—	14,080,966	—
Credit Cards	—	15,167,644	—
Equipment	—	793,381	—
Student Loans	—	1,327,743	—
Commercial Mortgage-Backed Securities	—	31,964,697	—
Corporate Bonds	—	38,708,428	—
Sovereign Bonds	—	6,371,296	—
U.S. Government Agency Obligations	—	26,562,928	—
U.S. Treasury Obligations	—	102,190,125	—
Affiliated Mutual Funds	2,201,368	—	—
Other Financial Instruments*
Futures Contracts	81,137	—	—
Centrally Cleared Inflation Swap Agreement	—	(3,115)	—
Centrally Cleared Interest Rate Swap Agreements	—	(15,456,443)	—

Total	$2,282,505	$243,165,238	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

U.S. Treasury Obligations	39.7%
Commercial Mortgage-Backed Securities	12.4
U.S. Government Agency Obligations	10.3
Automobiles	8.3
Banks	6.0
Credit Cards	5.9
Collateralized Loan Obligations	5.5
Sovereign Bonds	2.5
Pharmaceuticals	1.1
Oil & Gas	1.0
Affiliated Mutual Funds (0.7% represents investments purchased with collateral from securities on loan)	0.9
Electric	0.8
Commercial Services	0.7
Auto Manufacturers	0.7
Multi-National	0.7
Computers	0.6

Software	0.6%
Telecommunications	0.5
Student Loans	0.5
Real Estate Investment Trusts (REITs)	0.4
Insurance	0.4
Equipment	0.3
Semiconductors	0.3
Media	0.3
Mining	0.3
Packaging & Containers	0.3
Transportation	0.2
Pipelines	0.1
Diversified Financial Services	0.1
Healthcare-Services	0.0 *
Biotechnology	0.0 *

101.4
Liabilities in excess of other assets	(1.4)

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$157,330	*	Due from/to broker — variation margin futures	$76,193	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,851,090	*	Due from/to broker — variation margin swaps	17,310,648	*

Total		$2,008,420			$17,386,841

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(347,519)	$173,139	$(980,063)	$1,200,643

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$(318,714)	$4,845,541

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Inflation Rate Swap Agreements(3)	Interest Rate Swap Agreements(3)
$54,053	$123,600	$3,183,202	$176,279,298	$66,000	$541,750,800

(1)	Cost.

(2)	Value at Trade Date.

(3)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$1,719,599	$(1,719,599)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST BOND PORTFOLIO 2027 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $1,719,599:
Unaffiliated investments (cost $260,233,927)	$258,624,796
Affiliated investments (cost $2,201,480)	2,201,368
Cash	72,653
Dividends and interest receivable	1,203,381
Due from broker-variation margin swaps	294,905
Prepaid expenses	2,055

Total Assets	262,399,158

LIABILITIES:
Payable for investments purchased	2,999,706
Payable to broker for collateral for securities on loan	1,752,379
Payable for fund share repurchased	129,745
Due to broker-variation margin futures	94,668
Accrued expenses and other liabilities	84,952
Management fees payable	46,691
Distribution fee payable	10,947
Affiliated transfer agent fee payable	365

Total Liabilities	5,119,453

NET ASSETS	$257,279,705

Net assets were comprised of:
Paid-in capital	$269,298,023
Retained earnings	(12,018,318)

Net assets, December 31, 2017	$257,279,705

Net asset value and redemption price per share, $257,279,705 / 24,920,132 outstanding shares of beneficial interest	$10.32

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income (net of $4,072 foreign withholding tax)	$6,567,484
Affiliated dividend income	71,428
Income from securities lending, net (including affiliated income of $10,952)	14,302

6,653,214

EXPENSES
Management fees	1,474,638
Distribution fee	776,505
Custodian and accounting fees	76,666
Audit fee	54,781
Legal fees and expenses	14,058
Trustees’ fees	13,060
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,516
Shareholders’ reports	5,905
Miscellaneous	57,352

Total expenses	2,480,481
Less: distribution fee waiver	(2,207)

Net expenses	2,478,274

NET INVESTMENT INCOME (LOSS)	4,174,940

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $501)	(4,849,373)
Futures transactions	(980,063)
Swap agreement transactions	1,200,643
Options written transactions	173,139

(4,455,654)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(112))	7,641,137
Futures	(318,714)
Swap agreements	4,845,541

12,167,964

NET GAIN (LOSS) ON INVESTMENTS	7,712,310

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,887,250

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	January 4, 2016* through December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$4,174,940	$782,391
Net realized gain (loss) on investment transactions	(4,455,654)	4,467,669
Net change in unrealized appreciation (depreciation) on investments	12,167,964	(29,155,628)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,887,250	(23,905,568)

FUND SHARE TRANSACTIONS:
Fund share sold [17,083,793 and 47,887,953 shares, respectively]	172,371,634	507,632,590
Fund share repurchased [31,827,989 and 8,223,625 shares, respectively]	(326,041,693)	(84,664,508)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(153,670,059)	422,968,082

TOTAL INCREASE (DECREASE) IN NET ASSETS	(141,782,809)	399,062,514
NET ASSETS:
Beginning of period	399,062,514	—

End of period	$257,279,705	$399,062,514

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST BOND PORTFOLIO 2028

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 93.4% ASSET-BACKED SECURITIES — 12.8%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 4.7%
Ally Master Owner Trust, Series 2017-1, Class A, 1 Month LIBOR + 0.400%	1.877%	(c)	02/15/21	50	$50,113
Bank of The West Auto Trust, Series 2017-1, Class A3, 144A	2.110%		01/15/23	100	99,467
Enterprise Fleet Financing LLC, Series 2017-2, Class A2, 144A	1.970%		01/20/23	100	99,799
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 144A	2.620%		08/15/28	100	100,060
Ford Credit Floorplan Master Owner Trust, Series 2017-2, Class A2, 1 Month LIBOR + 0.350%	1.827%	(c)	09/15/22	100	100,316
Nissan Master Owner Trust Receivables, Series 2016-A, Class A1, 1 Month LIBOR + 0.640%	2.117%	(c)	06/15/21	50	50,326
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A, 144A	2.310%		12/14/21	100	99,925

					600,006

Collateralized Loan Obligations — 5.8%
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%, 144A	2.473%	(c)	01/22/31	250	250,000
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	2.572%	(c)	01/15/28	250	250,000
Voya CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 0.900%, 144A	2.404%	(c)	01/18/29	250	250,000

					750,000

Credit Cards — 2.3%
American Express Credit Account Master Trust, Series 2017-2, Class A, 1 Month LIBOR + 0.450%	1.927%	(c)	09/16/24	100	100,775
Chase Issuance Trust, Series 2017-A1, Class A, 1 Month LIBOR + 0.300%	1.777%	(c)	01/18/22	100	100,356
Citibank Credit Card Issuance Trust, Series 2017-A7, Class A7, 1 Month LIBOR + 0.370%	1.777%	(c)	08/08/24	100	100,405

					301,536

TOTAL ASSET-BACKED SECURITIES (cost $1,650,167)					1,651,542

COMMERCIAL MORTGAGE-BACKED SECURITIES — 9.4%
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3	2.935%		04/10/48	50	49,774
Citigroup Commercial Mortgage Trust, Series 2015-GC35, Class A4	3.818%		11/10/48	50	52,486
Citigroup Commercial Mortgage Trust, Series 2017-P8, Class A2	3.109%		09/15/50	100	100,528
Commercial Mortgage Trust, Series 2012-LC4, Class A4	3.288%		12/10/44	80	81,448
Commercial Mortgage Trust, Series 2014-LC15, Class A4	4.006%		04/10/47	50	52,824

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Commercial Mortgage Trust, Series 2014-UBS2, Class A2	2.820%		03/10/47	40	$40,285
Commercial Mortgage Trust, Series 2014-UBS4, Class A2	2.963%		08/10/47	110	110,995
Commercial Mortgage Trust, Series 2015-LC21, Class A1	1.606%		07/10/48	31	31,305
GS Mortgage Securities Trust, Series 2014-GC22, Class A3	3.516%		06/10/47	75	77,187
GS Mortgage Securities Trust, Series 2014-GC26, Class A5	3.629%		11/10/47	175	181,891
Ladder Capital Commercial Mortgage Securities Trust, Series 2017-LC26, Class A2, 144A	3.128%		07/12/50	30	30,559
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5	3.741%		08/15/47	95	99,287
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4	3.091%		08/10/49	20	20,321
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4	3.244%		04/10/46	50	50,963
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5	3.767%	(cc)	07/15/58	50	52,396
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A4	3.718%		12/15/48	70	73,110
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A2	2.590%		11/15/50	60	59,669
Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class A2	2.749%		03/15/50	25	25,018
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A2	2.862%		03/15/47	20	20,037

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,217,201)					1,210,083

CORPORATE BONDS — 13.8%
Auto Manufacturers — 0.2%
General Motors Financial Co., Inc., Gtd. Notes	4.350%		01/17/27	20	20,801

Banks — 3.4%
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, MTN	1.125%		05/25/18	100	99,735
Bank of America Corp., Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.090%	3.093%	(c)	10/01/25	50	49,885
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, MTN	1.250%		03/16/18	60	59,929
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	3.442%		02/07/28	50	51,107
Citigroup, Inc., Sr. Unsec’d. Notes	3.887%		01/10/28	50	51,754
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.850%		01/26/27	45	46,200
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.540%		05/01/28	30	30,520
Morgan Stanley, Sr. Unsec’d. Notes	3.625%		01/20/27	50	51,173

					440,303

Building Materials — 0.8%
Johnson Controls International PLC, Sr. Unsec’d. Notes	3.900%		02/14/26	50	52,314

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Building Materials (continued)
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	3.500%		12/15/27	45	$44,664

					96,978

Chemicals — 0.1%
LYB International Finance II BV, Gtd. Notes	3.500%		03/02/27	15	15,076

Commercial Services — 0.1%
Western Union Co. (The), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%	2.246%	(c)	05/22/19	10	10,027

Computers — 0.1%
Apple, Inc., Sr. Unsec’d. Notes	3.000%		02/09/24	15	15,190

Diversified Financial Services — 1.0%
Charles Schwab Corp. (The), Sr. Unsec’d. Notes	3.200%		01/25/28	60	60,094
Discover Financial Services, Sr. Unsec’d. Notes	4.100%		02/09/27	35	35,852
Visa, Inc., Sr. Unsec’d. Notes	2.150%		09/15/22	35	34,513

					130,459

Electric — 1.5%
Commonwealth Edison Co., First Mortgage	2.950%		08/15/27	35	34,604
Dominion Energy, Inc., Sr. Unsec’d. Notes	2.750%		01/15/22	50	49,921
Interstate Power & Light Co., Sr. Unsec’d. Notes	3.250%		12/01/24	50	50,637
MidAmerican Energy Co., First Mortgage	3.100%		05/01/27	60	60,305

					195,467

Insurance — 0.4%
Lincoln National Corp., Sr. Unsec’d. Notes	6.250%		02/15/20	50	53,842

Media — 0.5%
Comcast Corp., Gtd. Notes	3.000%		02/01/24	50	50,331
Discovery Communications LLC, Gtd. Notes	2.200%		09/20/19	15	14,931

					65,262

Mining — 0.2%
Freeport-McMoRan, Inc., Gtd. Notes	2.375%		03/15/18	25	24,969

Multi-National — 3.0%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	4.375%		06/15/22	50	53,270
Erste Abwicklungsanstalt (Germany), Gov’t. Gtd. Notes, EMTN	1.125%		02/12/18	200	199,496
International Finance Corp. (Supranational Bank), Sr. Unsec’d. Notes, MTN	1.750%		09/04/18	130	129,928

					382,694

Oil & Gas — 1.0%
Apache Corp., Sr. Unsec’d. Notes	3.250%		04/15/22	25	25,189
Devon Energy Corp., Sr. Unsec’d. Notes	4.000%		07/15/21	50	52,068
Valero Energy Corp., Sr. Unsec’d. Notes	9.375%		03/15/19	50	54,152

					131,409

Oil & Gas Services — 0.4%
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	3.000%		12/21/20	50	50,648

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Pharmaceuticals — 0.2%
AmerisourceBergen Corp., Sr. Unsec’d. Notes	3.450%	12/15/27	30	$29,750

Pipelines — 0.1%
MPLX LP, Sr. Unsec’d. Notes	4.125%	03/01/27	15	15,364

Software — 0.8%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	2.850%	10/15/18	50	50,303
Microsoft Corp., Sr. Unsec’d. Notes	3.300%	02/06/27	50	51,575

				101,878

TOTAL CORPORATE BONDS (cost $1,770,132)				1,780,117

SOVEREIGN BONDS — 6.9%
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN	1.250%	03/12/18	100	99,894
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%	11/16/20	200	198,300
Municipality Finance PLC (Finland), Gov’t. Gtd. Notes	1.125%	04/17/18	200	199,643
Province of Alberta (Canada), Sr. Unsec’d. Notes	2.200%	07/26/22	45	44,344
Province of Manitoba (Canada), Sr. Unsec’d. Notes	2.125%	05/04/22	60	59,026
Province of Ontario (Canada), Sr. Unsec’d. Notes	1.200%	02/14/18	145	144,925
Province of Quebec (Canada), Sr. Unsec’d. Notes	2.750%	04/12/27	40	39,669
Sweden Government International Bond (Sweden), Sr. Unsec’d. Notes, MTN	1.000%	10/05/18	100	99,365

TOTAL SOVEREIGN BONDS (cost $887,857)				885,166

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.6%
Federal Home Loan Banks	1.250%	01/16/19	250	248,429
Federal Home Loan Mortgage Corp., MTN	0.875%	10/12/18	250	248,269
Federal National Mortgage Assoc	1.500%	07/30/20	200	197,526
Federal National Mortgage Assoc., Notes(k)	1.875%	09/24/26	285	268,652
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875%	02/01/27	20	20,381

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $981,922)				983,257

U.S. TREASURY OBLIGATIONS — 42.9%
U.S. Treasury Bonds	2.875%	08/15/45	520	533,284
U.S. Treasury Bonds	3.000%	05/15/45	775	813,901
U.S. Treasury Bonds	3.625%	08/15/43	170	198,409
U.S. Treasury Inflation Indexed Bonds	0.125%	04/15/22	25	25,178
U.S. Treasury Notes	1.750%	05/15/23	1,620	1,580,070
U.S. Treasury Notes	2.000%	06/30/24	1,765	1,731,217
U.S. Treasury Notes	2.125%	11/30/24	261	257,574
U.S. Treasury Notes	2.250%	11/15/25	125	123,901
U.S. Treasury Notes	2.250%	11/15/27	55	54,224
U.S. Treasury Notes	2.375%	08/15/24	210	210,673

TOTAL U.S. TREASURY OBLIGATIONS (cost $5,503,132)				5,528,431

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)		Value
TOTAL LONG-TERM INVESTMENTS (cost $12,010,411)		$12,038,596

	Shares
SHORT-TERM INVESTMENT — 4.8%
AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w) (cost $626,771)	626,771	626,771

TOTAL INVESTMENTS — 98.2% (cost $12,637,182)		12,665,367
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 1.8%		228,471

NET ASSETS — 100.0%		$12,893,838

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end.

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
44	10 Year U.S. Treasury Notes	Mar. 2018	$5,457,772	$5,458,062	$290
1	10 Year U.S. Ultra Treasury Notes	Mar. 2018	134,002	133,562	(440)

					(150)

Short Positions:
2	90 Day Euro Dollar	Dec. 2018	490,271	489,275	996
8	2 Year U.S. Treasury Notes	Mar. 2018	1,712,614	1,712,875	(261)
52	5 Year U.S. Treasury Notes	Mar. 2018	6,055,939	6,040,531	15,408
9	20 Year U.S. Treasury Bonds	Mar. 2018	1,370,781	1,377,000	(6,219)
2	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	332,247	335,312	(3,065)

					6,859

					$6,709

A security with a market value of $160,249 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2017.

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
645	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$(261)	$1,983	$2,244
465	08/31/21	2.015%(S)	3 Month LIBOR(1)(Q)	163	330	167

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
365	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	$(1,823)	$(2)	$1,821
244	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(451)	238	689
120	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	—	381	381
865	05/15/24	1.956%(S)	3 Month LIBOR(1)(Q)	2,813	16,312	13,499
131	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	1,615	2,195	580
1,250	07/07/27	2.310%(S)	3 Month LIBOR(2)(Q)	(7,505)	2,139	9,644
1,300	07/10/27	2.354%(S)	3 Month LIBOR(2)(Q)	—	7,301	7,301
3,130	08/15/27	2.154%(S)	3 Month LIBOR(2)(Q)	11,140	(42,726)	(53,866)
2,900	12/28/28	0.000%(T)	3 Month LIBOR(2)(T)	1,174	29,341	28,167
1,500	12/28/28	0.000%(T)	3 Month LIBOR(2)(T)	680	15,040	14,360
405	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(2,863)	(9,309)	(6,446)

				$4,682	$23,223	$18,541

Cash of $520,000 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$600,006	$—
Collateralized Loan Obligations	—	750,000	—
Credit Cards	—	301,536	—
Commercial Mortgage-Backed Securities	—	1,210,083	—
Corporate Bonds	—	1,780,117	—
Sovereign Bonds	—	885,166	—
U.S. Government Agency Obligations	—	983,257	—
U.S. Treasury Obligations	—	5,528,431	—
Affiliated Mutual Fund	626,771	—	—
Other Financial Instruments*
Futures Contracts	6,709	—	—
Centrally Cleared Interest Rate Swap Agreements	—	18,541	—

Total	$633,480	$12,057,137	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

U.S. Treasury Obligations	42.9%
Commercial Mortgage-Backed Securities	9.4
U.S. Government Agency Obligations	7.6
Sovereign Bonds	6.9
Collateralized Loan Obligations	5.8
Affiliated Mutual Fund	4.8
Automobiles	4.7
Banks	3.4
Multi-National	3.0
Credit Cards	2.3
Electric	1.5
Oil & Gas	1.0
Diversified Financial Services	1.0

Software	0.8%
Building Materials	0.8
Media	0.5
Insurance	0.4
Oil & Gas Services	0.4
Pharmaceuticals	0.2
Mining	0.2
Auto Manufacturers	0.2
Pipelines	0.1
Computers	0.1
Chemicals	0.1
Commercial Services	0.1

98.2
Other assets in excess of liabilities	1.8

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST BOND PORTFOLIO 2028 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instrumentsis interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$16,694	*	Due from/to broker — variation margin futures	$9,985	*
Interest rate contracts	Due from/to broker — variation margin swaps	78,853	*	Due from/to broker — variation margin swaps	60,312	*

Total		$95,547			$70,297

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Interest rate contracts	$(2,049)	$1,909	$(25,212)	$(29,409)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$6,709	$18,541

For the period ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Interest Rate Swap Agreements(3)
$182	$1,000	$2,626,375	$6,291,414	$9,375,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST BOND PORTFOLIO 2028 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value:
Unaffiliated investments (cost $12,010,411)	$12,038,596
Affiliated investments (cost $626,771)	626,771
Cash	79
Deposit with broker for centrally cleared swaps	520,000
Dividends and interest receivable	63,294
Receivable for fund share sold	23,036
Due from broker-variation margin swaps	18,783
Receivable from manager	822
Prepaid expenses	486
Due from broker-variation margin futures	363
Tax reclaim receivable	143

Total Assets	13,292,373

LIABILITIES:
Payable for investments purchased	380,692
Accrued expenses and other liabilities	16,840
Distribution fee payable	492
Affiliated transfer agent fee payable	365
Payable for fund share repurchased	146

Total Liabilities	398,535

NET ASSETS	$12,893,838

Net assets were comprised of:
Paid-in capital	$12,793,548
Retained earnings.	100,290

Net assets, December 31, 2017	$12,893,838

Net asset value and redemption price per share, $12,893,838 / 1,261,899 outstanding shares of beneficial interest	$10.22

STATEMENT OF OPERATIONS

For the Period January 3, 2017* through December 31, 2017

INCOME
Interest income (net of $87 foreign withholding tax)	$147,201
Affiliated dividend income	7,871

155,072

EXPENSES
Management fees	34,352
Distribution fee	17,945
Audit fee	43,900
Custodian and accounting fees	36,687
Legal fees and expenses	9,665
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,452
Shareholders’ reports	6,000
Miscellaneous	8,188

Total expenses	173,789
Less: management fee waivers and/or expense reimbursement	(107,033)

Net expenses	66,756

NET INVESTMENT INCOME (LOSS)	88,316

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	11,251
Futures transactions	(25,212)
Swap agreement transactions	(29,409)
Options written transactions	1,909

(41,461)

Net change in unrealized appreciation (depreciation) on:
Investments	28,185
Futures	6,709
Swap agreements	18,541

53,435

NET GAIN (LOSS) ON INVESTMENTS	11,974

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$100,290

STATEMENTS OF CHANGES IN NET ASSETS

January 3, 2017* through December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$88,316
Net realized gain (loss) on investment transactions	(41,461)
Net change in unrealized appreciation (depreciation) on investments	53,435

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	100,290

FUND SHARE TRANSACTIONS:
Fund share sold [1,425,015 shares]	14,467,785
Fund share repurchased [163,116 shares]	(1,674,237)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	12,793,548

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,893,838
NET ASSETS:
Beginning of period	—

End of period	$12,893,838

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST GLOBAL REAL ESTATE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 98.2%
COMMON STOCKS	Shares	Value
Australia — 5.8%
Charter Hall Office, REIT (Escrow Shares)*^	230,500	$—
Dexus, REIT	479,016	3,635,046
Goodman Group, REIT	1,004,372	6,581,140
Scentre Group, REIT	966,200	3,151,717
Stockland, REIT	1,567,727	5,468,761
Vicinity Centres, REIT	1,554,465	3,292,497
Westfield Corp., REIT	399,813	2,953,895

		25,083,056

Canada — 2.3%
Boardwalk Real Estate Investment Trust, REIT(a)	44,012	1,508,733
Canadian Apartment Properties REIT, REIT	90,436	2,685,021
Chartwell Retirement Residences, REIT, UTS	155,690	2,013,937
First Capital Realty, Inc.	211,648	3,488,740

		9,696,431

France — 3.7%
Carmila SA	44,785	1,244,591
Fonciere Des Regions, REIT	11,876	1,344,484
ICADE, REIT	7,794	765,870
Klepierre SA, REIT	78,545	3,452,386
Unibail-Rodamco SE, REIT	36,264	9,125,881

		15,933,212

Germany — 4.7%
ADO Properties SA, 144A	49,413	2,501,035
alstria office REIT-AG, REIT	122,228	1,888,897
LEG Immobilien AG	25,469	2,907,301
TLG Immobilien AG	87,006	2,307,431
VIB Vermoegen AG	68,511	1,741,009
Vonovia SE	177,358	8,787,585

		20,133,258

Hong Kong — 7.5%
CK Asset Holdings Ltd.	237,571	2,070,947
Henderson Land Development Co. Ltd.	752,778	4,949,518
Hongkong Land Holdings Ltd.	218,476	1,536,724
Link REIT, REIT	801,857	7,418,632
New World Development Co. Ltd.	1,057,767	1,585,358
Sun Hung Kai Properties Ltd.	682,196	11,357,921
Swire Properties Ltd.	262,252	844,983
Wharf Real Estate Investment Co. Ltd.*	379,428	2,525,360

		32,289,443

Ireland — 1.5%
Green REIT PLC, REIT	1,195,732	2,233,990
Hibernia REIT PLC, REIT	1,442,909	2,630,434
Irish Residential Properties REIT PLC, REIT	858,857	1,547,810

		6,412,234

Japan — 10.2%
Activia Properties, Inc., REIT	630	2,636,981
Daiwa House Industry Co. Ltd.	113,252	4,342,918
Hulic Co. Ltd.	317,305	3,558,032
Invincible Investment Corp., REIT	9,941	4,225,193
Japan Hotel REIT Investment Corp., REIT	1,966	1,318,592

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Japan Real Estate Investment Corp., REIT	528	$2,507,735
Kenedix Retail REIT Corp., REIT	1,918	3,961,692
LaSalle Logiport REIT, REIT	2,597	2,653,837
Mitsubishi Estate Co. Ltd.	174,521	3,030,215
Mitsui Fudosan Co. Ltd.	302,958	6,775,801
Nippon Building Fund, Inc., REIT	258	1,261,956
Sumitomo Realty & Development Co. Ltd.	229,268	7,524,344

		43,797,296

Netherlands — 0.3%
Eurocommercial Properties NV, REIT	28,768	1,254,551
Singapore — 2.8%
Cache Logistics Trust, REIT	1,771,912	1,132,614
CapitaLand Ltd.	538,926	1,417,747
Keppel REIT, REIT	4,248,855	4,002,806
Suntec Real Estate Investment Trust, REIT	3,346,479	5,366,704

		11,919,871

Spain — 0.7%
Axiare Patrimonio SOCIMI SA, REIT	132,001	2,917,663

Sweden — 1.7%
Atrium Ljungberg AB (Class B Stock)	73,550	1,165,828
Fabege AB	90,560	1,929,720
Hufvudstaden AB (Class A Stock)	107,152	1,716,085
Kungsleden AB	213,198	1,546,023
Pandox AB	57,610	1,111,245

		7,468,901

Switzerland — 0.3%
PSP Swiss Property AG	15,626	1,481,318

United Kingdom — 4.6%
Big Yellow Group PLC, REIT	166,650	1,956,590
British Land Co. PLC (The), REIT	227,169	2,115,702
Derwent London PLC, REIT	18,926	796,275
Empiric Student Property PLC, REIT	1,312,498	1,641,119
Hammerson PLC, REIT	299,215	2,207,583
Land Securities Group PLC	213,580	2,901,848
NewRiver REIT PLC, REIT	327,656	1,476,791
Segro PLC, REIT	250,936	1,986,288
Shaftesbury PLC, REIT	131,017	1,847,001
Tritax Big Box REIT PLC, REIT	967,175	1,944,802
Warehouse REIT PLC*	724,395	1,023,929

		19,897,928

United States — 52.1%
American Assets Trust, Inc., REIT	74,759	2,858,784
American Campus Communities, Inc., REIT	43,482	1,784,066
American Homes 4 Rent (Class A Stock)	192,719	4,208,983
AvalonBay Communities, Inc.	57,884	10,327,084
Boston Properties, Inc., REIT	30,920	4,020,528
Brandywine Realty Trust	129,634	2,358,042
Camden Property Trust, REIT	68,667	6,321,483
Columbia Property Trust, Inc., REIT	131,037	3,007,299
Community Healthcare Trust, Inc., REIT(a)	129,569	3,640,889
CoreSite Realty Corp	17,102	1,947,918
CubeSmart, REIT	134,411	3,887,166
DiamondRock Hospitality Co., REIT(a)	521,086	5,883,061
Digital Realty Trust, Inc., REIT	55,783	6,353,684
Duke Realty Corp., REIT	294,547	8,014,624

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Education Realty Trust, Inc.	99,300	$3,467,555
Empire State Realty Trust, Inc. (Class A Stock), REIT	190,484	3,910,637
EPR Properties, REIT	39,153	2,562,955
Equity LifeStyle Properties, Inc., REIT	70,148	6,244,575
Equity Residential, REIT	140,123	8,935,644
Federal Realty Investment Trust, REIT	38,625	5,129,786
First Industrial Realty Trust, Inc., REIT	142,923	4,497,787
Forest City Realty Trust, Inc. (Class A Stock), REIT	334,334	8,057,449
Four Corners Property Trust, Inc., REIT	204,809	5,263,591
Highwoods Properties, Inc.	46,232	2,353,671
Hudson Pacific Properties, Inc., REIT	222,959	7,636,346
JBG SMITH Properties	106,418	3,695,897
Kilroy Realty Corp.(a)	57,758	4,311,635
Macerich Co. (The), REIT	19,689	1,293,174
MedEquities Realty Trust, Inc., REIT	246,781	2,768,883
Medical Properties Trust, Inc., REIT(a)	371,307	5,116,610
MGM Growth Properties LLC (Class A Stock), REIT(a)	135,916	3,961,951
Mid-America Apartment Communities, Inc., REIT	53,253	5,355,122
Park Hotels & Resorts, Inc., REIT	138,690	3,987,338
Physicians Realty Trust, REIT	239,266	4,304,395
Piedmont Office Realty Trust, Inc. (Class A Stock)	174,385	3,419,690
Prologis, Inc., REIT	82,113	5,297,110
Public Storage, REIT	28,911	6,042,398
Realty Income Corp.(a)	55,233	3,149,386
Retail Properties of America, Inc. (Class A Stock), REIT	241,470	3,245,357
Rexford Industrial Realty, Inc., REIT	174,869	5,099,180
Simon Property Group, Inc., REIT	81,341	13,969,503
STAG Industrial, Inc., REIT	174,786	4,776,901
Sunstone Hotel Investors, Inc., REIT	259,872	4,295,684
Taubman Centers, Inc., REIT(a)	77,671	5,082,014
Ventas, Inc., REIT	65,220	3,913,852
Welltower, Inc., REIT	129,972	8,288,314

		224,048,001

TOTAL LONG-TERM INVESTMENTS (cost $388,546,452)		422,333,163

	Shares	Value
SHORT-TERM INVESTMENTS — 6.4%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	7,973,221	$7,973,221
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $19,587,570; includes $19,558,797 of cash collateral for securities on loan)(b)(w)	19,587,248	19,587,248

TOTAL SHORT-TERM INVESTMENTS (cost $27,560,791)		27,560,469

TOTAL INVESTMENTS — 104.6% (cost $416,107,243)		449,893,632
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.6)%		(19,845,543)

NET ASSETS — 100.0%		$430,048,089

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $0 and 0.0% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $18,999,914; cash collateral of $19,558,797 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$25,083,056	$—
Canada	9,696,431	—	—
France	—	15,933,212	—
Germany	—	20,133,258	—
Hong Kong	2,525,360	29,764,083	—
Ireland	—	6,412,234	—
Japan	—	43,797,296	—
Netherlands	—	1,254,551	—
Singapore	—	11,919,871	—
Spain	—	2,917,663	—
Sweden	—	7,468,901	—
Switzerland	—	1,481,318	—
United Kingdom	—	19,897,928	—
United States	224,048,001	—	—
Affiliated Mutual Funds	27,560,469	—	—

Total	$263,830,261	$186,063,371	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Retail REITs	17.2%
Residential REITs	12.6
Office REITs	12.3
Industrial REITs	10.0
Diversified Real Estate Activities	9.5
Real Estate Operating Companies	9.1
Diversified REITs	7.7
Health Care REITs	6.5

Specialized REITs	6.5%
Affiliated Mutual Funds (4.5% represents investments purchased with collateral from securities on loan)	6.4
Hotel & Resort REITs	5.5
Real Estate Development	0.5
Health Care Facilities	0.5
Hotels, Resorts & Cruise Lines	0.3

104.6
Liabilities in excess of other assets	(4.6)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$18,999,914	$(18,999,914)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $18,999,914:
Unaffiliated investments (cost $388,546,452)	$422,333,163
Affiliated investments (cost $27,560,791)	27,560,469
Foreign currency, at value (cost $44,674)	44,674
Dividends and interest receivable	2,130,539
Tax reclaim receivable	745,809
Receivable from affiliate	30,912
Receivable for fund share sold	14,917
Receivable for investments sold	5,154
Prepaid expenses	2,881

Total Assets	452,868,518

LIABILITIES:
Payable to broker for collateral for securities on loan	19,558,797
Payable for investments purchased	2,959,329
Management fees payable	167,186
Accrued expenses and other liabilities	61,216
Payable for fund share repurchased	55,949
Distribution fee payable	17,587
Affiliated transfer agent fee payable	365

Total Liabilities	22,820,429

NET ASSETS	$430,048,089

Net assets were comprised of:
Paid-in capital	$285,710,160
Retained earnings	144,337,929

Net assets, December 31, 2017	$430,048,089

Net asset value and redemption price per share, $430,048,089 / 34,312,800 outstanding shares of beneficial interest	$12.53

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $679,169, of which $66,956 is reimbursable by an affiliate)	$12,674,777
Income from securities lending, net (including affiliated income of $62,596)	101,855
Affiliated dividend income	60,241

12,836,873

EXPENSES
Management fees	3,407,547
Distribution fee	1,026,610
Custodian and accounting fees	118,475
Audit fee	45,250
Trustees’ fees	13,464
Legal fees and expenses	12,628
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,579
Shareholders’ reports	4,020
Miscellaneous	38,080

Total expenses	4,673,653

NET INVESTMENT INCOME (LOSS)	8,163,220

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(5,908))	1,538,637
Foreign currency transactions	43,737

1,582,374

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $439)	32,432,874
Foreign currencies	90,607

32,523,481

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	34,105,855

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$42,269,075

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$8,163,220	$7,485,327
Net realized gain (loss) on investment and foreign currency transactions	1,582,374	9,687,414
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	32,523,481	(19,189,355)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	42,269,075	(2,016,614)

FUND SHARE TRANSACTIONS:
Fund share sold [1,142,064 and 3,860,765 shares, respectively]	13,461,411	43,967,857
Fund share repurchased [3,623,100 and 14,916,406 shares, respectively]	(41,551,042)	(162,473,965)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(28,089,631)	(118,506,108)

CAPITAL CONTRIBUTIONS	—	665,552

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,179,444	(119,857,170)
NET ASSETS:
Beginning of year	415,868,645	535,725,815

End of year	$430,048,089	$415,868,645

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 96.5% ASSET-BACKED SECURITIES — 5.7%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations(c)
Adams Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.100%, 144A	2.459%		07/15/26	3,500	$3,510,600
ALM Ltd. (Cayman Islands), Series 2015-12A, Class A1R, 3 Month LIBOR + 1.050%, 144A	2.409%		04/16/27	3,000	3,006,748
Avery Point CLO Ltd. (Cayman Islands), Series 2014-5A, Class AR, 3 Month LIBOR + 0.980%, 144A	2.333%		07/17/26	5,750	5,767,604
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2015-VIIA, Class A1AR, 3 Month LIBOR + 0.780%, 144A	2.145%		07/18/27	3,750	3,752,231
Flatiron CLO Ltd. (Cayman Islands), Series 2015-1A, Class AR, 3 Month LIBOR + 0.890%, 144A	2.249%		04/15/27	5,000	5,007,165
Ocean Trails CLO (Cayman Islands), Series 2013-4A, Class AR, 3 Month LIBOR + 0.900%, 144A	2.313%		08/13/25	5,170	5,172,737
OCP CLO Ltd. (Cayman Islands), Series 2015-9A, Class A1R, 3 Month LIBOR + 0.800%, 144A	2.159%		07/15/27	3,750	3,750,624
Regatta Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.020%, 144A	2.387%		07/25/26	5,750	5,769,201
Silver Spring CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 3 Month LIBOR + 1.250%, 144A	2.609%		10/15/26	3,500	3,507,512
Silvermore CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.170%, 144A	2.586%		05/15/26	5,699	5,718,991
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2015-1A, Class AR, 3 Month LIBOR + 1.050%, 144A	2.413%		07/20/27	5,000	5,013,852
Venture CLO Ltd. (Cayman Islands), Series 2015-21A, Class AR, 3 Month LIBOR + 0.880%, 144A	2.239%		07/15/27	5,000	5,011,907

TOTAL ASSET-BACKED SECURITIES (cost $54,867,608)					54,989,172

BANK LOANS — 3.6%
Aerospace & Defense — 0.0%
Maxar Technologies, Ltd., Initial Term B Loan, 3 Month LIBOR + 2.750%	4.100%	(c)	10/04/24	165	165,722

Biotechnology — 0.0%
Concordia Healthcare Corp., Dollar Term Loan, 1 Month LIBOR + 4.250%	5.819%	(c)	10/21/21	194	159,477

Commercial Services — 0.1%
Syniverse Holdings, Inc., Term Loan, 1 Month LIBOR + 3.000%	4.569%	(c)	04/23/19	146	143,038
Syniverse Holdings, Inc., Tranche B Term Loan, 1 Month LIBOR + 3.000%	4.569%	(c)	04/23/19	607	595,409

					738,447

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

BANK LOANS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Electronics — 0.0%
SIG Combibloc US Acquisition, Inc., Initial Dollar Term Loan, 1 Month LIBOR + 3.000%	4.569%	(c)	03/11/22	46	$44,929
SIG Combibloc US Acquisition, Inc., Initial Dollar Term Loan, 1 Month LIBOR + 3.000%	4.569%	(c)	03/11/22	407	398,925

					443,854

Foods — 0.1%
Moran Foods LLC, Initial Term Loan, 1 Month LIBOR + 6.000%^	7.569%	(c)	12/05/23	1,139	910,800

Internet Software & Services — 1.2%
Avaya, Inc., Initial Term Loan, 1 Month LIBOR + 4.750%	6.227%	(c)	11/08/24	450	442,313
Greeneden US Holdings II LLC, Tranche B-2 Dollar Term Loan, 3 Month LIBOR + 3.750%	5.443%	(c)	12/01/23	65	65,370
Greeneden US Holdings II LLC, Tranche B-2 Dollar Term Loan, 3 Month LIBOR + 3.750%	5.443%	(c)	12/01/23	152	152,530
McAfee LLC, First Lien Closing Date USD Term Loan, 1 Month LIBOR + 4.500%	6.069%	(c)	09/30/24	5,237	5,217,237
McAfee LLC, Second Lien Initial Loan, 1 Month LIBOR + 8.500%	10.069%	(c)	09/29/25	5,150	5,149,999
Quest Software US Holdings Inc., First Lien Refinancing Term Loan, 3 Month LIBOR + 5.500%	6.919%	(c)	10/31/22	32	32,413
Quest Software US Holdings Inc., First Lien Refinancing Term Loan, 3 Month LIBOR + 5.500%	6.919%	(c)	10/31/22	38	38,581
Quest Software US Holdings Inc., First Lien Refinancing Term Loan, 3 Month LIBOR + 5.500%	6.919%	(c)	10/31/22	40	40,368
Quest Software US Holdings Inc., First Lien Refinancing Term Loan, 3 Month LIBOR + 5.500%	6.919%	(c)	10/31/22	105	106,760
Quest Software US Holdings Inc., First Lien Refinancing Term Loan, 3 Month LIBOR + 5.500%	6.919%	(c)	10/31/22	122	123,327

					11,368,898

Machinery-Construction & Mining — 0.0%
Vertiv Group Corp., Term B Loan, 1 Month LIBOR + 4.000%.	5.350%	(c)	11/30/23	377	377,384

Media — 0.2%
Clear Channel Communications, Tranche D Term Loan, 3 Month LIBOR + 6.750%	8.443%	(c)	01/30/19	1,563	1,173,479
Clear Channel Communications, Tranche E Term Loan, 3 Month LIBOR + 7.500%	9.193%	(c)	07/30/19	797	595,616
Vertis, Inc., Term Loan, PRIME + 10.750%^(d)	14.875%	(c)	03/21/18	1,758	—

					1,769,095

Miscellaneous Manufacturing — 0.1%
Viskase Companies, Inc., Initial Term Loan, 3 Month LIBOR + 3.250%	4.943%	(c)	02/01/21	257	250,298
Viskase Companies, Inc., Initial Term Loan, 3 Month LIBOR + 3.250%	4.943%	(c)	02/01/21	305	296,371

					546,669

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

BANK LOANS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Oil & Gas — 0.7%
Alon USA Partners LP, Tranche B Term Loan, 1 Month LIBOR + 8.000%^	9.569%	(c)	11/26/18	195	$195,766
California Resources Corp., Term Loan	— %	(p)	11/10/22	485	486,213
California Resources Corp., Term Loan (08/16), 1 Month LIBOR + 10.375%^	11.876%	(c)	12/31/22	2,370	2,595,588
Chesapeake Energy Corp., Class A Loan, 3 Month LIBOR + 7.500%	8.954%	(c)	08/23/21	1,356	1,440,447
Consol Energy, Inc., Initial Term B Loan, 3 Month LIBOR + 6.000%	7.470%	(c)	10/31/22	850	860,625
MEG Energy Corp., Initial Term Loan, 3 Month LIBOR + 3.500%	5.200%	(c)	12/31/23	215	214,920
MEG Energy Corp., Initial Term Loan, 3 Month LIBOR + 3.500%	5.200%	(c)	12/31/23	318	317,895
Ultra Resources, Inc., Senior Secured Term Loan, 3 Month LIBOR + 3.000%	4.413%	(c)	04/12/24	49	49,072
Ultra Resources, Inc., Senior Secured Term Loan, 3 Month LIBOR + 3.000%	4.413%	(c)	04/12/24	56	56,082
Ultra Resources, Inc., Senior Secured Term Loan, 3 Month LIBOR + 3.000%	4.413%	(c)	04/12/24	169	168,246

					6,384,854

Real Estate — 0.1%
Lightstone Holding Co. LLC, Refinancing Term B Loan, 1 Month LIBOR + 4.500%	6.069%	(c)	01/30/24	1,143	1,146,471
Lightstone Holding Co. LLC, Refinancing Term C Loan, 1 Month LIBOR + 4.500%	6.069%	(c)	01/30/24	73	72,798

					1,219,269

Retail — 0.1%
Academy Ltd., Initial Term Loan, 1 - 3 Month LIBOR + 4.000%^	5.550%	(c)	07/01/22	930	725,312
PetSmart, Inc., Tranche B-2 Loan, 1 Month LIBOR + 3.000%	4.570%	(c)	03/11/22	248	198,473

					923,785

Software — 0.2%
Almonde, Inc., Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%	8.729%	(c)	06/13/25	1,075	1,074,999
First Data Corp., 2022D New Dollar Term Loan, 1 Month LIBOR + 2.250%	3.802%	(c)	07/08/22	463	463,372

					1,538,371

Technology — 0.4%
Evergreen Skills Lux Sarl, Second Lien Initial Term Loan, 1 Month LIBOR + 8.250%	9.819%	(c)	04/28/22	2,600	2,296,789
Kronos, Inc., Second Lien Initial Term Loan, 3 Month LIBOR + 8.250%	9.627%	(c)	11/01/24	1,325	1,373,363

					3,670,152

Telecommunications — 0.4%
Avaya, Inc., Term Loan, 3 Month LIBOR + 4.500%^	5.390%	(c)	01/26/18	185	142,085
Avaya, Inc., Term Loan, 3 Month LIBOR + 5.250%^	6.516%	(c)	05/29/20	519	399,913
Avaya, Inc., Term Loan, 3 Month LIBOR + 5.500%^	6.791%	(c)	03/31/18	204	158,325

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

BANK LOANS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Telecommunications (continued)
Cincinnati Bell, Inc., Tranche B Term Loan, 1 Month LIBOR + 3.750%	5.111%	(c)	10/02/24	409	$413,382
Consolidated Communications, Inc., 2016 Initial Term Loan, 1 Month LIBOR + 3.000%	4.570%	(c)	10/05/23	303	297,790
Frontier Communications Corp., Term B-1 Loan, 1 Month LIBOR + 3.750%	5.320%	(c)	06/17/24	2,289	2,202,681
Securus Technologies Holdings, Inc., First Lien Initial Term Loan, 2 Month LIBOR + 4.500%	6.123%	(c)	11/01/24	617	622,399
Securus Technologies Holdings, Inc., Second Lien Initial Loan, 2 Month LIBOR + 8.250%	9.873%	(c)	06/20/25	132	133,045

					4,369,620

TOTAL BANK LOANS (cost $37,182,447)					34,586,397

CONVERTIBLE BONDS — 0.1%
Media — 0.1%
Liberty Interactive LLC, Sr. Unsec’d. Notes	3.750%		02/15/30	391	269,790
Liberty Interactive LLC, Sr. Unsec’d. Notes	4.000%		11/15/29	549	381,555

					651,345

TOTAL CONVERTIBLE BONDS (cost $603,715)					651,345

CORPORATE BONDS — 86.3%
Advertising — 0.2%
Acosta, Inc., Sr. Unsec’d. Notes, 144A	7.750%		10/01/22	1,425	1,040,249
Lamar Media Corp., Gtd. Notes	5.375%		01/15/24	67	70,015
Lamar Media Corp., Gtd. Notes	5.750%		02/01/26	383	408,853
Mood Media Borrower LLC/Mood Media Co-Issuer, Inc., Sec’d. Notes, Cash pays ((6 Month LIBOR + 14.000%)/(1 – Statutory Reserves)) or PIK 8.000%	6.766%	(c)	07/01/24	75	74,625
Outfront Media Capital LLC/Outfront Media
Capital Corp., Gtd. Notes(a)	5.625%		02/15/24	725	766,688

					2,360,430

Aerospace & Defense — 0.6%
Arconic, Inc., Sr. Unsec’d. Notes(a)	5.125%		10/01/24	520	555,013
Arconic, Inc., Sr. Unsec’d. Notes	5.400%		04/15/21	662	702,381
Arconic, Inc., Sr. Unsec’d. Notes	6.750%		01/15/28	683	804,785
StandardAero Aviation Holdings, Inc., Gtd. Notes, 144A	10.000%		07/15/23	1,025	1,122,375
TransDigm, Inc., Gtd. Notes	6.000%		07/15/22	703	717,060
TransDigm, Inc., Gtd. Notes	6.375%		06/15/26	826	834,260
TransDigm, Inc., Gtd. Notes	6.500%		07/15/24	450	461,250
TransDigm, Inc., Gtd. Notes	6.500%		05/15/25	367	375,258
Triumph Group, Inc., Gtd. Notes(a)	4.875%		04/01/21	572	561,990

					6,134,372

Agriculture — 0.2%
Vector Group Ltd., Sr. Sec’d. Notes, 144A	6.125%		02/01/25	1,375	1,423,125

Airlines — 0.1%
United Continental Holdings, Inc., Gtd. Notes(a)	5.000%		02/01/24	698	707,598

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Auto Manufacturers — 0.6%
Fiat Chrysler Automobiles NV (United Kingdom), Sr. Unsec’d. Notes(a)	5.250%	04/15/23	1,225	$1,282,453
Jaguar Land Rover Automotive PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	4.500%	10/01/27	620	610,700
Mclaren Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A.	5.750%	08/01/22	525	534,009
Navistar International Corp., Sr. Unsec’d. Notes, 144A	6.625%	11/01/25	2,547	2,657,489
Tesla, Inc., Gtd. Notes, 144A(a)	5.300%	08/15/25	966	922,530

				6,007,181

Auto Parts & Equipment — 1.3%
Adient Global Holdings Ltd., Gtd. Notes, 144A	4.875%	08/15/26	1,325	1,361,438
Allison Transmission, Inc., Sr. Unsec’d. Notes, 144A	4.750%	10/01/27	234	235,463
American Axle & Manufacturing, Inc., Gtd. Notes, 144A(a)	6.250%	04/01/25	1,847	1,943,968
American Axle & Manufacturing, Inc., Gtd. Notes, 144A(a)	6.500%	04/01/27	1,201	1,271,559
Cooper-Standard Automotive, Inc., Gtd. Notes, 144A	5.625%	11/15/26	1,425	1,471,313
Dana Financing Luxembourg Sarl, Gtd. Notes, 144A	5.750%	04/15/25	534	562,703
Goodyear Tire & Rubber Co. (The), Gtd. Notes	4.875%	03/15/27	1,085	1,110,769
Goodyear Tire & Rubber Co. (The), Gtd. Notes	5.000%	05/31/26	635	654,749
Goodyear Tire & Rubber Co. (The), Gtd. Notes	5.125%	11/15/23	615	641,685
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, Cash coupon 4.500% or PIK 5.250%, 144A	4.500%	09/15/23	1,150	1,172,287
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, Cash coupon 4.750% or PIK 5.500%, 144A	4.750%	09/15/26	750	761,250
Titan International, Inc., Sr. Sec’d. Notes, 144A	6.500%	11/30/23	1,125	1,144,688

				12,331,872

Banks — 0.9%
Bank of America Corp., Jr. Sub. Notes	6.100%	12/29/49	643	705,693
Barclays Bank PLC (United Kingdom), Sub. Notes	7.625%	11/21/22	410	464,325
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%	08/15/22	1,655	1,754,298
Citigroup, Inc., Jr. Sub. Notes	5.950%	07/29/49	300	319,125
Citigroup, Inc., Jr. Sub. Notes	6.125%	12/29/49	370	393,588
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes	7.500%	12/29/49	680	719,100
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes	8.625%	12/29/49	225	253,406
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.000%	12/19/23	250	275,355
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.100%	06/10/23	2,845	3,132,808
Societe Generale SA (France), Jr. Sub. Notes, 144A	7.375%	12/29/49	650	704,470

				8,722,168

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Biotechnology — 0.1%
Concordia International Corp. (Canada), Sr. Sec’d. Notes, 144A(a)	9.000%	04/01/22	1,019	$871,245
Concordia International Corp. (Canada), Sr. Unsec’d. Notes, 144A	7.000%	04/15/23	1,215	109,349

				980,594

Building Materials — 1.7%
Airxcel, Inc., Sr. Sec’d. Notes, 144A	8.500%	02/15/22	258	273,479
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	5.700%	01/11/25	1,385	1,461,175
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	6.125%	05/05/25	887	946,429
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A(a)	7.750%	04/16/26	1,675	1,896,938
Griffon Corp., Gtd. Notes	5.250%	03/01/22	2,725	2,752,250
Hardwoods Acquisition, Inc., Sr. Sec’d. Notes, 144A	7.500%	08/01/21	1,120	1,030,400
Jeld-Wen, Inc., Gtd. Notes, 144A	4.625%	12/15/25	161	162,208
Jeld-Wen, Inc., Gtd. Notes, 144A	4.875%	12/15/27	162	163,620
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	4.750%	01/15/28	542	543,252
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.375%	11/15/24	525	548,783
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes	6.125%	07/15/23	2,840	2,953,600
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes, 144A	5.125%	06/01/25	587	598,740
US Concrete, Inc., Gtd. Notes	6.375%	06/01/24	2,326	2,494,636

				15,825,510

Chemicals — 3.8%
A Schulman, Inc., Gtd. Notes	6.875%	06/01/23	3,325	3,458,000
Alpha 3 BV/Alpha US Bidco, Inc. (United Kingdom), Gtd. Notes, 144A	6.250%	02/01/25	675	691,875
Ashland LLC, Gtd. Notes	6.875%	05/15/43	1,550	1,720,499
Blue Cube Spinco, Inc., Gtd. Notes	9.750%	10/15/23	395	466,099
Blue Cube Spinco, Inc., Gtd. Notes	10.000%	10/15/25	516	619,198
CF Industries, Inc., Gtd. Notes(a)	5.150%	03/15/34	828	844,559
Chemours Co. (The), Gtd. Notes	5.375%	05/15/27	650	672,750
Chemours Co. (The), Gtd. Notes(a)	6.625%	05/15/23	1,825	1,929,938
Chemours Co. (The), Gtd. Notes	7.000%	05/15/25	1,375	1,491,875
Cornerstone Chemical Co., Sr. Sec’d. Notes, 144A	6.750%	08/15/24	1,662	1,659,923
CVR Partners LP/CVR Nitrogen Finance Corp., Sec’d. Notes, 144A(a)	9.250%	06/15/23	2,709	2,915,562
Hexion, Inc., Sec’d. Notes, 144A(a)	13.750%	02/01/22	1,880	1,541,600
Hexion, Inc., Sr. Sec’d. Notes	6.625%	04/15/20	727	652,483
Hexion, Inc., Sr. Sec’d. Notes, 144A	10.375%	02/01/22	2,115	1,968,272
Hexion, Inc./Hexion Nova Scotia Finance ULC, Sec’d. Notes	9.000%	11/15/20	950	710,125
Huntsman International LLC, Gtd. Notes	5.125%	11/15/22	234	249,503
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.000%	05/01/25	1,235	1,231,913
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.250%	06/01/27	2,950	2,942,625
Platform Specialty Products Corp., Gtd. Notes, 144A	5.875%	12/01/25	1,775	1,761,688

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Chemicals (continued)
PolyOne Corp., Sr. Unsec’d. Notes	5.250%	03/15/23	167	$175,768
PQ Corp., Gtd. Notes, 144A	5.750%	12/15/25	137	139,398
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	7.250%	04/01/25	2,215	2,411,581
TPC Group, Inc., Sr. Sec’d. Notes, 144A	8.750%	12/15/20	3,190	3,190,000
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., Gtd. Notes, 144A	5.375%	09/01/25	284	293,940
Tronox Finance LLC, Gtd. Notes, 144A	7.500%	03/15/22	995	1,039,775
Tronox Finance PLC, Gtd. Notes, 144A	5.750%	10/01/25	300	308,250
Valvoline, Inc., Gtd. Notes	4.375%	08/15/25	380	383,800
Venator Finance Sarl/Venator Materials LLC, Gtd. Notes, 144A	5.750%	07/15/25	900	949,500
Versum Materials, Inc., Gtd. Notes, 144A	5.500%	09/30/24	298	318,860

				36,739,359

Coal — 0.1%
Alliance Resource Operating Partners LP/Alliance
Resource Finance Corp., Gtd. Notes, 144A	7.500%	05/01/25	825	876,563
Peabody Energy Corp., Sr. Sec’d. Notes, 144A	6.000%	03/31/22	134	139,025
Warrior Met Coal, Inc., Sr. Sec’d. Notes, 144A	8.000%	11/01/24	200	206,500

				1,222,088

Commercial Services — 3.3%
ACE Cash Express, Inc., Sr. Sec’d. Notes, 144A	12.000%	12/15/22	874	904,589
ADT Corp. (The), Sr. Sec’d. Notes	4.125%	06/15/23	1,579	1,578,999
Ahern Rentals, Inc., Sec’d. Notes, 144A	7.375%	05/15/23	954	896,759
AMN Healthcare, Inc., Gtd. Notes, 144A	5.125%	10/01/24	459	472,769
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	4.125%	08/15/25	600	605,999
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	4.375%	08/15/27	400	405,999
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes, 144A	5.250%	03/15/25	205	202,949
Booz Allen Hamilton, Inc., Gtd. Notes, 144A	5.125%	05/01/25	178	178,445
Brink’s Co. (The), Gtd. Notes, 144A	4.625%	10/15/27	363	355,739
Gartner, Inc., Gtd. Notes, 144A	5.125%	04/01/25	436	455,620
GW Honos Security Corp. (Canada), Sr. Unsec’d. Notes, 144A	8.750%	05/15/25	2,490	2,676,750
IHS Markit Ltd., Gtd. Notes, 144A	4.750%	02/15/25	150	158,250
IHS Markit Ltd., Gtd. Notes, 144A	5.000%	11/01/22	295	319,839
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Gtd. Notes, 144A	6.375%	08/01/23	175	176,750
Laureate Education, Inc., Gtd. Notes, 144A	8.250%	05/01/25	6,375	6,757,500
Live Nation Entertainment, Inc., Gtd. Notes, 144A	4.875%	11/01/24	865	886,625
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	5.000%	04/15/22	1,544	1,588,390
Prime Security Services Borrower LLC/Prime Finance, Inc., Sec’d. Notes, 144A	9.250%	05/15/23	1,625	1,803,750
Sotheby’s, Gtd. Notes, 144A	4.875%	12/15/25	550	541,063
Syniverse Foreign Holdings Corp., Gtd. Notes, 144A(a)	9.125%	01/15/22	447	453,705
Syniverse Holdings, Inc., Gtd. Notes	9.125%	01/15/19	38	37,953
Team Health Holdings, Inc., Gtd. Notes, 144A(a) .	6.375%	02/01/25	1,138	1,015,665
United Rentals North America, Inc., Gtd. Notes	4.625%	10/15/25	332	334,490
United Rentals North America, Inc., Gtd. Notes	4.875%	01/15/28	2,994	3,008,970
United Rentals North America, Inc., Gtd. Notes	5.500%	07/15/25	375	397,500
United Rentals North America, Inc., Gtd. Notes	5.500%	05/15/27	1,835	1,931,338

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Commercial Services (continued)
United Rentals North America, Inc., Gtd. Notes	5.750%	11/15/24	305	$321,013
United Rentals North America, Inc., Gtd. Notes	5.875%	09/15/26	2,660	2,846,200

				31,313,618

Computers — 1.3%
Dell International LLC/EMC Corp., Gtd. Notes, 144A	5.875%	06/15/21	716	742,850
Dell International LLC/EMC Corp., Gtd. Notes, 144A(a)	7.125%	06/15/24	1,750	1,916,013
Diebold Nixdorf, Inc., Gtd. Notes(a)	8.500%	04/15/24	724	769,250
Everi Payments, Inc., Gtd. Notes, 144A	7.500%	12/15/25	975	966,469
Exela Intermediate LLC/Exela Finance, Inc., Sr. Sec’d. Notes, 144A	10.000%	07/15/23	4,245	4,128,263
Harland Clarke Holdings Corp., Sr. Sec’d. Notes, 144A	6.875%	03/01/20	150	153,000
Harland Clarke Holdings Corp., Sr. Sec’d. Notes, 144A	8.375%	08/15/22	313	325,035
West Corp., Gtd. Notes, 144A(a)	8.500%	10/15/25	2,935	2,898,313
Western Digital Corp., Gtd. Notes	10.500%	04/01/24	388	449,595
Western Digital Corp., Sr. Sec’d. Notes, 144A	7.375%	04/01/23	179	193,096

				12,541,884

Cosmetics/Personal Care — 0.0%
Revlon Consumer Products Corp., Gtd. Notes	6.250%	08/01/24	558	340,380

Distribution/Wholesale — 0.5%
Global Partners LP/GLP Finance Corp., Gtd. Notes	6.250%	07/15/22	1,115	1,145,663
Global Partners LP/GLP Finance Corp., Gtd. Notes	7.000%	06/15/23	1,540	1,582,350
H&E Equipment Services, Inc., Gtd. Notes, 144A	5.625%	09/01/25	1,462	1,527,790
HD Supply, Inc., Gtd. Notes, 144A	5.750%	04/15/24	336	357,000
Univar USA, Inc., Gtd. Notes, 144A(a)	6.750%	07/15/23	450	470,250

				5,083,053

Diversified Financial Services — 2.2%
Aircastle Ltd., Sr. Unsec’d. Notes	5.000%	04/01/23	315	331,931
Aircastle Ltd., Sr. Unsec’d. Notes	5.125%	03/15/21	232	243,889
Aircastle Ltd., Sr. Unsec’d. Notes	7.625%	04/15/20	295	322,288
Alliance Data Systems Corp., Gtd. Notes, MTN, 144A	5.875%	11/01/21	240	245,999
Ally Financial, Inc., Gtd. Notes	8.000%	11/01/31	655	851,500
Ally Financial, Inc., Sr. Unsec’d. Notes	4.125%	03/30/20	520	530,399
Ally Financial, Inc., Sr. Unsec’d. Notes	4.625%	05/19/22	249	258,959
Ally Financial, Inc., Sr. Unsec’d. Notes(a)	4.625%	03/30/25	2,567	2,695,349
Ally Financial, Inc., Sr. Unsec’d. Notes	5.125%	09/30/24	700	756,875
CNG Holdings, Inc., Sr. Sec’d. Notes, 144A	9.375%	05/15/20	918	890,459
Fly Leasing Ltd. (Ireland), Sr. Unsec’d. Notes	5.250%	10/15/24	200	200,000
ILFC E-Capital Trust II, Ltd., Gtd. Notes, 144A	4.620%	12/21/65	2,086	2,012,990
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Gtd. Notes, 144A	5.250%	10/01/25	218	216,910
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Sr. Unsec’d. Notes, 144A	5.250%	03/15/22	309	318,656
LPL Holdings, Inc., Gtd. Notes, 144A	5.750%	09/15/25	2,295	2,335,163
Nationstar Mortgage LLC/Nationstar Capital Corp., Gtd. Notes	6.500%	07/01/21	632	640,690

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Diversified Financial Services (continued)
Navient Corp., Sr. Unsec’d. Notes	6.625%	07/26/21	650	$685,750
Navient Corp., Sr. Unsec’d. Notes, MTN	6.125%	03/25/24	450	455,625
Navient Corp., Sr. Unsec’d. Notes, MTN	8.000%	03/25/20	1,350	1,459,688
OneMain Financial Holdings LLC, Gtd. Notes, 144A	6.750%	12/15/19	200	206,640
Quicken Loans, Inc., Gtd. Notes, 144A	5.250%	01/15/28	206	203,363
Quicken Loans, Inc., Gtd. Notes, 144A	5.750%	05/01/25	1,480	1,531,815
Springleaf Finance Corp., Gtd. Notes	5.625%	03/15/23	1,440	1,443,168
Springleaf Finance Corp., Gtd. Notes	7.750%	10/01/21	91	100,100
Springleaf Finance Corp., Gtd. Notes	8.250%	12/15/20	217	238,700
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., Sr. Unsec’d. Notes, 144A	6.750%	06/01/25	1,025	1,035,250
VFH Parent LLC/Orchestra Co.-Issuer, Inc., Sec’d. Notes, 144A.	6.750%	06/15/22	750	789,375

				21,001,531

Electric — 5.1%
AES Corp., Sr. Unsec’d. Notes	5.125%	09/01/27	438	459,899
AES Corp., Sr. Unsec’d. Notes	5.500%	04/15/25	625	656,249
Calpine Corp., Sr. Sec’d. Notes, 144A	5.250%	06/01/26	800	784,007
Calpine Corp., Sr. Unsec’d. Notes(a)	5.375%	01/15/23	2,471	2,403,048
Calpine Corp., Sr. Unsec’d. Notes	5.500%	02/01/24	3,825	3,643,313
Calpine Corp., Sr. Unsec’d. Notes(a)	5.750%	01/15/25	1,575	1,488,375
DPL, Inc., Sr. Unsec’d. Notes	6.750%	10/01/19	975	1,021,313
DPL, Inc., Sr. Unsec’d. Notes	7.250%	10/15/21	3,300	3,663,000
Dynegy, Inc., Gtd. Notes	5.875%	06/01/23	2,325	2,354,063
Dynegy, Inc., Gtd. Notes(a)	7.375%	11/01/22	4,200	4,431,000
Dynegy, Inc., Gtd. Notes(a)	7.625%	11/01/24	3,965	4,252,463
Dynegy, Inc., Gtd. Notes	8.034%	02/02/24	1,311	1,376,235
Dynegy, Inc., Gtd. Notes, 144A(a)	8.000%	01/15/25	620	671,151
Dynegy, Inc., Gtd. Notes, 144A(a)	8.125%	01/30/26	634	692,645
GenOn Energy, Inc., Sr. Unsec’d. Notes(a)(d)	7.875%	06/15/17	4,715	3,772,000
GenOn Energy, Inc., Sr. Unsec’d. Notes(d)	9.500%	10/15/18	925	735,375
GenOn Energy, Inc., Sr. Unsec’d. Notes(d)	9.875%	10/15/20	5,500	4,345,000
Miran Mid-Atlantic Series C Pass-Through Trust, Pass-Through Certificates	10.060%	12/30/28	1,218	1,223,957
NextEra Energy Operating Partners LP, Gtd. Notes, 144A	4.250%	09/15/24	130	132,275
NextEra Energy Operating Partners LP, Gtd. Notes, 144A	4.500%	09/15/27	275	273,625
NRG Energy, Inc., Gtd. Notes	6.250%	07/15/22	13	13,520
NRG Energy, Inc., Gtd. Notes(a)	6.250%	05/01/24	686	718,585
NRG Energy, Inc., Gtd. Notes	6.625%	01/15/27	1,403	1,483,673
NRG Energy, Inc., Gtd. Notes	7.250%	05/15/26	2,375	2,585,758
NRG Energy, Inc., Gtd. Notes, 144A	5.750%	01/15/28	1,621	1,637,210
NRG REMA LLC, Pass-Through Certificates	9.681%	07/02/26	2,565	1,513,350
NRG Yield Operating LLC, Gtd. Notes	5.000%	09/15/26	360	365,400
Red Oak Power LLC, Sr. Sec’d. Notes	9.200%	11/30/29	100	113,499
Talen Energy Supply LLC, Gtd. Notes	6.500%	06/01/25	1,205	973,038
Talen Energy Supply LLC, Gtd. Notes, 144A	9.500%	07/15/22	200	205,000
Terraform Global Operating LLC, Gtd. Notes, 144A	9.750%	08/15/22	600	663,750
Texas Competitive Electric Holdings Co. LLC, Escrow Shares, Notes^	—%	12/30/18	3,975	9,937
Texas Competitive Electric Holdings Co. LLC, Escrow Shares, Notes^	—%	10/10/99	6,875	17,187

				48,678,900

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Electrical Components & Equipment — 0.1%
General Cable Corp., Gtd. Notes	5.750%	10/01/22	500	$518,125
WESCO Distribution, Inc., Gtd. Notes	5.375%	06/15/24	339	348,323

				866,448

Electronics — 0.0%
Itron, Inc., Gtd. Notes, 144A	5.000%	01/15/26	162	162,608

Energy-Alternate Sources — 0.1%
TerraForm Power Operating LLC, Gtd. Notes, 144A	4.250%	01/31/23	488	484,340
TerraForm Power Operating LLC, Gtd. Notes, 144A	5.000%	01/31/28	615	608,850

				1,093,190

Engineering & Construction — 0.6%
AECOM, Gtd. Notes	5.125%	03/15/27	2,317	2,360,213
AECOM, Gtd. Notes	5.875%	10/15/24	1,275	1,381,079
MasTec, Inc., Gtd. Notes	4.875%	03/15/23	231	235,620
Tutor Perini Corp., Gtd. Notes, 144A	6.875%	05/01/25	1,184	1,272,800

				5,249,712

Entertainment — 2.9%
AMC Entertainment Holdings, Inc., Gtd. Notes(a)	5.750%	06/15/25	773	764,303
AMC Entertainment Holdings, Inc., Gtd. Notes(a)	5.875%	11/15/26	2,460	2,423,100
AMC Entertainment Holdings, Inc., Gtd. Notes(a)	6.125%	05/15/27	241	239,193
Carmike Cinemas, Inc., Sec’d. Notes, 144A	6.000%	06/15/23	930	971,849
CCM Merger, Inc., Sr. Unsec’d. Notes, 144A	6.000%	03/15/22	294	301,718
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, Gtd. Notes, 144A	5.375%	04/15/27	190	199,499
Chukchansi Economic Development Authority, Sec’d. Notes, 144A.	9.750%	05/30/20	635	362,063
Churchill Downs, Inc., Sr. Unsec’d. Notes, 144A	4.750%	01/15/28	550	546,398
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Sr. Sec’d. Notes, 144A	10.500%	07/01/19	1,005	984,900
Eldorado Resorts, Inc., Gtd. Notes	6.000%	04/01/25	511	533,995
Eldorado Resorts, Inc., Gtd. Notes	7.000%	08/01/23	1,270	1,357,312
EMI Music Publishing Group North America Holdings, Inc., Gtd. Notes, 144A	7.625%	06/15/24	480	528,000
Gateway Casinos & Entertainment Ltd. (Canada), Sec’d. Notes, 144A	8.250%	03/01/24	195	208,650
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(a)	5.375%	11/01/23	475	507,063
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375%	04/15/26	185	198,413
International Game Technology PLC, Sr. Sec’d. Notes, 144A	6.500%	02/15/25	1,005	1,123,088
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875%	02/01/24	725	775,750
National CineMedia LLC, Sr. Sec’d. Notes	6.000%	04/15/22	600	607,500
National CineMedia LLC, Sr. Unsec’d. Notes	5.750%	08/15/26	1,790	1,678,125
Penn National Gaming, Inc., Sr. Unsec’d. Notes, 144A	5.625%	01/15/27	450	466,875
Pinnacle Entertainment, Inc., Sr. Unsec’d. Notes	5.625%	05/01/24	1,750	1,872,500
Regal Entertainment Group, Sr. Unsec’d. Notes(a)	5.750%	02/01/25	1,136	1,164,400

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Entertainment (continued):
Scientific Games International, Inc., Sr. Sec’d. Notes, 144A	7.000%	01/01/22	1,050	$1,106,438
Scientific Games International, Inc., Gtd. Notes	6.625%	05/15/21	2,225	2,297,313
Scientific Games International, Inc., Gtd. Notes	10.000%	12/01/22	4,075	4,472,313
Scientific Games International, Inc., Sr. Sec’d. Notes, 144A	5.000%	10/15/25	159	159,398
Six Flags Entertainment Corp., Gtd. Notes, 144A	4.875%	07/31/24	819	831,285
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A(a)	4.875%	11/01/24	221	227,630
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	5.000%	08/01/23	479	495,765
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	5.625%	04/15/22	544	560,320

				27,965,156

Environmental Control — 0.0%
Covanta Holding Corp., Sr. Unsec’d. Notes	5.875%	03/01/24	300	304,499
Covanta Holding Corp., Sr. Unsec’d. Notes	5.875%	07/01/25	85	85,425

				389,924

Foods — 2.6%
Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, Gtd. Notes	5.750%	03/15/25	3,186	2,873,770
Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, Gtd. Notes(a)	6.625%	06/15/24	2,652	2,512,769
Dole Food Co., Inc., Sr. Sec’d. Notes, 144A	7.250%	06/15/25	607	656,319
Hearthside Group Holdings LLC/Hearthside Finance Co., Gtd. Notes, 144A	6.500%	05/01/22	1,185	1,208,700
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750%	06/15/23	815	823,150
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A	5.750%	06/15/25	2,832	2,725,800
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A	5.875%	07/15/24	2,816	2,720,960
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A	7.250%	06/01/21	2,340	2,378,025
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A	7.250%	06/01/21	297	301,826
Pilgrim’s Pride Corp., Sr. Unsec’d. Notes, 144A	5.875%	09/30/27	1,248	1,285,440
Post Holdings, Inc., Gtd. Notes, 144A	5.000%	08/15/26	609	599,104
Post Holdings, Inc., Gtd. Notes, 144A	5.750%	03/01/27	1,117	1,136,548
SUPERVALU, Inc., Sr. Unsec’d. Notes(a)	6.750%	06/01/21	1,703	1,696,614
SUPERVALU, Inc., Sr. Unsec’d. Notes(a)	7.750%	11/15/22	4,184	4,110,781

				25,029,806

Forest Products & Paper — 0.1%
Cascades, Inc. (Canada), Gtd. Notes, 144A	5.500%	07/15/22	134	137,685
Cascades, Inc. (Canada), Gtd. Notes, 144A(a)	5.750%	07/15/23	115	118,738
Clearwater Paper Corp., Gtd. Notes, 144A	5.375%	02/01/25	600	602,999

				859,422

Gas — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.500%	05/20/25	333	336,329
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.625%	05/20/24	1,225	1,273,999
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.750%	05/20/27	278	280,779

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Gas (continued):
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.875%	08/20/26	998	$1,027,938

				2,919,045

Hand/Machine Tools — 0.1%
Apex Tool Group LLC, Gtd. Notes, 144A(a)	7.000%	02/01/21	1,300	1,251,249

Healthcare-Products — 0.6%
Avantor, Inc., Sr. Sec’d. Notes, 144A	6.000%	10/01/24	425	423,406
Greatbatch Ltd., Gtd. Notes, 144A	9.125%	11/ 01/23	1,100	1,193,500
Hologic, Inc., Gtd. Notes, 144A	4.375%	10/15/25	162	164,430
Mallinckrodt International Finance SA, Gtd. Notes(a)	4.750%	04/15/23	2,503	1,964,855
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A(a)	5.500%	04/15/25	2,435	1,984,525
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A(a)	5.625%	10/15/23	241	204,850

				5,935,566

Healthcare-Services — 5.4%
Acadia Healthcare Co., Inc., Gtd. Notes	5.125%	07/01/22	620	621,548
Acadia Healthcare Co., Inc., Gtd. Notes	5.625%	02/15/23	2,200	2,232,999
Acadia Healthcare Co., Inc., Gtd. Notes	6.125%	03/15/21	261	264,589
Acadia Healthcare Co., Inc., Gtd. Notes	6.500%	03/01/24	760	790,399
Centene Corp., Sr. Unsec’d. Notes	4.750%	01/15/25	525	534,188
Centene Corp., Sr. Unsec’d. Notes	5.625%	02/15/21	505	518,888
Centene Corp., Sr. Unsec’d. Notes	6.125%	02/15/24	700	740,249
CHS/Community Health Systems, Inc., Gtd. Notes(a)	6.875%	02/01/22	10,856	6,242,198
CHS/Community Health Systems, Inc., Gtd. Notes(a)	7.125%	07/15/20	885	661,537
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes(a)	5.125%	08/01/21	603	542,699
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes(a)	6.250%	03/31/23	2,278	2,050,198
DaVita, Inc., Gtd. Notes	5.000%	05/01/25	360	359,892
DaVita, Inc., Gtd. Notes	5.125%	07/15/24	564	569,640
DaVita, Inc., Gtd. Notes	5.750%	08/15/22	375	385,781
Envision Healthcare Corp., Gtd. Notes	5.625%	07/15/22	184	185,839
Envision Healthcare Corp., Gtd. Notes, 144A	5.125%	07/01/22	900	873,000
HCA Healthcare, Inc., Sr. Unsec’d. Notes	6.250%	02/15/21	660	699,600
HCA, Inc., Gtd. Notes	5.375%	02/01/25	4,512	4,669,920
HCA, Inc., Gtd. Notes	5.875%	05/01/23	930	992,775
HCA, Inc., Gtd. Notes	5.875%	02/15/26	1,660	1,755,450
HCA, Inc., Gtd. Notes	7.500%	02/15/22	1,030	1,158,750
HCA, Inc., Gtd. Notes	7.500%	12/15/23	750	840,000
HCA, Inc., Sr. Sec’d. Notes	4.250%	10/15/19	490	500,413
HCA, Inc., Sr. Sec’d. Notes	4.500%	02/15/27	5	5,025
HCA, Inc., Sr. Sec’d. Notes	5.000%	03/15/24	548	569,920
HCA, Inc., Sr. Sec’d. Notes	5.250%	04/15/25	545	576,338
HCA, Inc., Sr. Sec’d. Notes	5.500%	06/15/47	350	349,125
HealthSouth Corp., Gtd. Notes	5.125%	03/15/23	425	434,563
Kindred Healthcare, Inc., Gtd. Notes	8.000%	01/15/20	200	216,690
Kindred Healthcare, Inc., Gtd. Notes(a)	8.750%	01/15/23	150	159,000
MPH Acquisition Holdings LLC, Gtd. Notes, 144A	7.125%	06/01/24	1,003	1,068,195
Polaris Intermediate Corp., Sr. Unsec’d. Notes, Cash coupon 8.500% or PIK N/A, 144A	8.500%	12/01/22	630	653,625

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Healthcare-Services (continued)
Select Medical Corp., Gtd. Notes	6.375%	06/01/21	1,175	$1,205,844
Surgery Center Holdings, Inc., Gtd. Notes, 144A(a)	6.750%	07/01/25	1,064	1,005,480
Surgery Center Holdings, Inc., Gtd. Notes, 144A(a)	8.875%	04/15/21	625	646,875
Tenet Healthcare Corp., First Lien	6.000%	10/01/20	575	606,625
Tenet Healthcare Corp., Sec’d. Notes, 144A(a)	5.125%	05/01/25	1,127	1,098,825
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.375%	10/01/21	125	124,688
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.500%	04/01/21	465	467,325
Tenet Healthcare Corp., Sr. Sec’d. Notes, 144A(a)	4.625%	07/15/24	751	732,225
Tenet Healthcare Corp., Sr. Unsec’d. Notes	5.500%	03/01/19	200	203,000
Tenet Healthcare Corp., Sr. Unsec’d. Notes	6.750%	02/01/20	247	249,470
Tenet Healthcare Corp., Sr. Unsec’d. Notes(a)	6.750%	06/15/23	2,856	2,770,320
Tenet Healthcare Corp., Sr. Unsec’d. Notes(a)	8.125%	04/01/22	6,211	6,319,693
Tenet Healthcare Corp., Sr. Unsec’d. Notes, 144A(a)	7.000%	08/01/25	3,132	2,944,080
WellCare Health Plans, Inc., Sr. Unsec’d. Notes	5.250%	04/01/25	449	473,695
West Street Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	6.375%	09/01/25	144	144,360

				51,215,538

Home Builders — 2.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec’d. Notes, 144A	6.750%	08/01/25	1,000	998,749
AV Homes, Inc., Gtd. Notes	6.625%	05/15/22	525	551,906
Beazer Homes USA, Inc., Gtd. Notes	6.750%	03/15/25	650	684,938
Beazer Homes USA, Inc., Gtd. Notes	7.250%	02/01/23	66	68,639
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.375%	05/15/25	600	635,999
CalAtlantic Group, Inc., Gtd. Notes	5.250%	06/01/26	159	168,143
CalAtlantic Group, Inc., Gtd. Notes	5.875%	11/15/24	486	540,213
Lennar Corp., Gtd. Notes	4.750%	05/30/25	825	856,969
Lennar Corp., Gtd. Notes, 144A	4.750%	11/29/27	1,429	1,471,584
M/I Homes, Inc., Gtd. Notes	5.625%	08/01/25	575	583,579
M/I Homes, Inc., Gtd. Notes	6.750%	01/15/21	900	931,500
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.500%	10/01/25	1,485	1,570,388
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.875%	12/15/23	500	528,750
Meritage Homes Corp., Gtd. Notes	5.125%	06/06/27	975	992,063
Meritage Homes Corp., Gtd. Notes	6.000%	06/01/25	1,025	1,096,750
New Home Co., Inc. (The), Gtd. Notes	7.250%	04/01/22	1,093	1,144,918
PulteGroup, Inc., Gtd. Notes	5.000%	01/15/27	1,525	1,593,625
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A	5.625%	03/01/24	225	235,406
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A	5.875%	04/15/23	1,150	1,214,688
Toll Brothers Finance Corp., Gtd. Notes	5.625%	01/15/24	260	285,350
William Lyon Homes, Inc., Gtd. Notes	5.875%	01/31/25	1,200	1,225,500
William Lyon Homes, Inc., Gtd. Notes	7.000%	08/15/22	1,675	1,725,250

				19,104,907

Home Furnishings — 0.1%
Tempur Sealy International, Inc., Gtd. Notes	5.625%	10/15/23	540	561,600

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Housewares — 0.0%
American Greetings Corp., Sr. Unsec’d. Notes, 144A	7.875%	02/15/25	286	$308,879

Independent Power & Renewable Electricity Producers — 0.0%
MMC Energy, Inc., Escrow Shares, Gtd. Notes^(d)	—%	10/15/99	500	—

Insurance — 0.2%
CNO Financial Group, Inc., Sr. Unsec’d. Notes	5.250%	05/30/25	674	711,069
Liberty Mutual Group, Inc., Gtd. Notes, 144A	7.800%	03/07/87	395	502,835
Radian Group, Inc., Sr. Unsec’d. Notes	4.500%	10/01/24	109	111,671
Radian Group, Inc., Sr. Unsec’d. Notes	7.000%	03/15/21	211	236,584

				1,562,159

Internet — 0.4%
Match Group, Inc., Sr. Unsec’d. Notes	6.375%	06/01/24	235	254,681
Netflix, Inc., Sr. Unsec’d. Notes	4.375%	11/15/26	177	173,018
Netflix, Inc., Sr. Unsec’d. Notes, 144A	4.875%	04/15/28	495	485,100
Symantec Corp., Sr. Unsec’d. Notes, 144A	5.000%	04/15/25	530	551,200
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes	6.000%	04/01/23	480	499,944
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes, 144A	5.750%	01/15/27	1,927	1,965,540

				3,929,483

Iron/Steel — 0.9%
AK Steel Corp., Gtd. Notes(a)	7.000%	03/15/27	287	292,023
AK Steel Corp., Sr. Sec’d. Notes	7.500%	07/15/23	193	208,923
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.000%	03/01/21	76	82,079
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	6.125%	06/01/25	1,135	1,306,669
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.750%	02/25/22	442	491,725
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	7.250%	03/01/41	98	123,969
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	7.500%	10/15/39	177	226,559
Cleveland-Cliffs, Inc., Gtd. Notes, 144A(a)	5.750%	03/01/25	1,640	1,560,050
Commercial Metals Co., Sr. Unsec’d. Notes	4.875%	05/15/23	227	232,108
Commercial Metals Co., Sr. Unsec’d. Notes	5.375%	07/15/27	181	184,619
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., Gtd. Notes, 144A	6.375%	05/01/22	2,625	2,743,125
Steel Dynamics, Inc., Gtd. Notes	5.000%	12/15/26	245	259,088
Steel Dynamics, Inc., Gtd. Notes	5.250%	04/15/23	395	406,850
Steel Dynamics, Inc., Gtd. Notes	5.500%	10/01/24	270	286,875
United States Steel Corp., Sr. Sec’d. Notes, 144A	8.375%	07/01/21	208	225,784

				8,630,446

Leisure Time — 0.2%
Silversea Cruise Finance Ltd., Sr. Sec’d. Notes, 144A	7.250%	02/01/25	1,025	1,104,438
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A	6.250%	05/15/25	850	875,500

				1,979,938

Lodging — 1.2%
Boyd Gaming Corp., Gtd. Notes	6.875%	05/15/23	488	517,279
CRC Escrow Issuer LLC/CRC Finco, Inc., Gtd. Notes, 144A	5.250%	10/15/25	1,075	1,083,063
Hilton Domestic Operating Co., Inc., Gtd. Notes	4.250%	09/01/24	355	358,550

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Lodging (continued)
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., Gtd. Notes, 144A	6.125%	12/01/24	186	$203,205
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes	4.625%	04/01/25	305	313,388
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes	4.875%	04/01/27	151	157,984
Interval Acquisition Corp., Gtd. Notes	5.625%	04/15/23	825	853,875
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sec’d. Notes, 144A	10.250%	11/15/22	1,175	1,283,688
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sr. Sec’d. Notes, 144A	6.750%	11/15/21	1,715	1,805,038
MGM Resorts International, Gtd. Notes	4.625%	09/01/26	630	636,300
MGM Resorts International, Gtd. Notes	6.000%	03/15/23	485	523,800
MGM Resorts International, Gtd. Notes	6.625%	12/15/21	1,050	1,152,060
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Gtd. Notes, 144A	5.875%	05/15/21	890	903,350
Station Casinos LLC, Gtd. Notes, 144A	5.000%	10/01/25	344	345,720
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Gtd. Notes, 144A	5.500%	03/01/25	320	329,600
Wynn Macau Ltd. (Macau), Sr. Unsec’d. Notes, 144A	5.500%	10/01/27	1,300	1,314,625

				11,781,525

Machinery-Construction & Mining — 0.2%
Terex Corp., Gtd. Notes, 144A	5.625%	02/01/25	338	353,210
Vertiv Group Corp., Sr. Unsec’d. Notes, 144A	9.250%	10/15/24	1,637	1,747,498

				2,100,708

Machinery-Diversified — 0.3%
ATS Automation Tooling Systems, Inc. (Canada), Gtd. Notes, 144A	6.500%	06/15/23	991	1,038,072
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A	7.875%	03/01/23	400	410,000
Cloud Crane LLC, Sec’d. Notes, 144A	10.125%	08/01/24	1,575	1,775,813

				3,223,885

Media — 8.4%
Altice Financing SA (Luxembourg), Sr. Sec’d. Notes, 144A	6.625%	02/15/23	700	732,969
Altice Financing SA (Luxembourg), Sr. Sec’d. Notes, 144A	7.500%	05/15/26	670	713,549
Altice SA (Luxembourg), Gtd. Notes, 144A(a)	7.750%	05/15/22	1,020	1,004,699
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.375%	07/15/23	935	956,038
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.500%	05/15/26	780	794,625
AMC Networks, Inc., Gtd. Notes	4.750%	08/01/25	463	458,949
AMC Networks, Inc., Gtd. Notes	5.000%	04/01/24	495	501,188
Block Communications, Inc., Sr. Unsec’d. Notes, 144A	6.875%	02/15/25	775	811,813
Cablevision Systems Corp., Sr. Unsec’d. Notes(a)	8.000%	04/15/20	1,167	1,245,773
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes	5.125%	02/15/23	825	843,563
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes	5.250%	03/15/21	275	279,641

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.000%	02/01/28	2,284	$2,221,191
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%	05/01/27	619	609,715
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.500%	05/01/26	1,645	1,686,124
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.750%	02/15/26	1,711	1,777,301
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.875%	04/01/24	2,371	2,471,767
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.875%	05/01/27	2,400	2,471,999
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%	12/15/21	3,120	3,127,800
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%	12/15/21	2,710	2,716,775
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A(a)	7.750%	07/15/25	5,466	5,821,289
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	6.500%	11/15/22	1,914	1,928,354
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	7.625%	03/15/20	3,925	3,846,499
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	7.625%	03/15/20	2,455	2,402,832
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	6.500%	11/15/22	408	414,120
CSC Holdings LLC, Gtd. Notes, 144A	5.500%	04/15/27	817	833,339
CSC Holdings LLC, Sr. Unsec’d. Notes(a)	5.250%	06/01/24	330	325,049
CSC Holdings LLC, Sr. Unsec’d. Notes	6.750%	11/15/21	267	286,358
CSC Holdings LLC, Sr. Unsec’d. Notes	8.625%	02/15/19	161	169,855
DISH DBS Corp., Gtd. Notes(a)	5.000%	03/15/23	736	695,520
DISH DBS Corp., Gtd. Notes	5.875%	07/15/22	179	179,895
DISH DBS Corp., Gtd. Notes	5.875%	11/15/24	1,122	1,092,548
DISH DBS Corp., Gtd. Notes	6.750%	06/01/21	2,098	2,202,900
DISH DBS Corp., Gtd. Notes	7.750%	07/01/26	6,290	6,612,363
EW Scripps Co. (The), Gtd. Notes, 144A	5.125%	05/15/25	169	168,155
Gray Television, Inc., Gtd. Notes, 144A	5.125%	10/15/24	590	588,525
Gray Television, Inc., Gtd. Notes, 144A	5.875%	07/15/26	1,905	1,952,625
iHeartCommunications, Inc., Sr. Sec’d. Notes	9.000%	12/15/19	163	121,028
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	6.375%	04/01/23	2,056	2,112,540
Nexstar Broadcasting, Inc., Gtd. Notes, 144A	5.625%	08/01/24	1,365	1,409,363
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	5.750%	01/15/23	1,198	1,269,880
SFR Group SA (France), Sr. Sec’d. Notes, 144A	6.000%	05/15/22	1,731	1,752,638
SFR Group SA (France), Sr. Sec’d. Notes, 144A	6.250%	05/15/24	289	289,723
SFR Group SA (France), Sr. Sec’d. Notes, 144A	7.375%	05/01/26	5,332	5,471,965
Sinclair Television Group, Inc., Gtd. Notes	5.375%	04/01/21	715	727,513
Sinclair Television Group, Inc., Gtd. Notes	6.125%	10/01/22	200	206,000
Sinclair Television Group, Inc., Gtd. Notes, 144A(a)	5.125%	02/15/27	325	322,156
Sinclair Television Group, Inc., Gtd. Notes, 144A(a)	5.625%	08/01/24	746	769,313
Sinclair Television Group, Inc., Gtd. Notes, 144A	5.875%	03/15/26	500	520,000
Sirius XM Radio, Inc., Gtd. Notes, 144A	4.625%	05/15/23	315	321,694
Sirius XM Radio, Inc., Gtd. Notes, 144A	5.000%	08/01/27	558	559,395
Sirius XM Radio, Inc., Gtd. Notes, 144A	5.375%	04/15/25	615	640,369

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Media (continued)
TEGNA, Inc., Gtd. Notes	6.375%	10/15/23	375	$392,813
TEGNA, Inc., Gtd. Notes, 144A	5.500%	09/15/24	255	267,431
Tribune Media Co., Gtd. Notes	5.875%	07/15/22	950	976,125
Unitymedia GmbH (Germany), Sec’d. Notes, 144A	6.125%	01/15/25	810	854,550
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	5.125%	05/15/23	250	249,375
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	5.125%	02/15/25	1,336	1,300,930
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.750%	09/15/22	266	276,308
UPC Holding BV (Netherlands), Sr. Sec’d. Notes, 144A	5.500%	01/15/28	240	232,200
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	5.375%	01/15/25	955	961,590
Videotron Ltd. (Canada), Gtd. Notes, 144A	5.375%	06/15/24	445	479,488
Videotron Ltd. (Canada), Sr. Unsec’d. Notes, 144A	5.125%	04/15/27	170	177,650
Virgin Media Finance PLC (United Kingdom), Gtd. Notes, 144A	5.750%	01/15/25	198	201,960
Virgin Media Finance PLC (United Kingdom), Gtd. Notes, 144A	6.375%	04/15/23	400	412,500
Ziggo Bond Finance BV (Netherlands), Sr. Unsec’d. Notes, 144A	6.000%	01/15/27	850	828,750
Ziggo Secured Finance BV (Netherlands), Sr. Sec’d. Notes, 144A	5.500%	01/15/27	1,225	1,215,813

				80,266,765

Metal Fabricate/Hardware — 0.5%
Novelis Corp., Gtd. Notes, 144A	5.875%	09/30/26	1,855	1,892,100
Novelis Corp., Gtd. Notes, 144A	6.250%	08/15/24	705	738,488
TriMas Corp., Gtd. Notes, 144A	4.875%	10/15/25	400	401,500
Zekelman Industries, Inc., Sr. Sec’d. Notes, 144A	9.875%	06/15/23	1,810	2,036,250

				5,068,338

Mining — 2.5%
Alcoa Nederland Holding BV, Gtd. Notes, 144A	6.750%	09/30/24	962	1,048,578
Aleris International, Inc., Sr. Sec’d. Notes, 144A	9.500%	04/01/21	430	453,649
Constellium NV (Netherlands), Gtd. Notes, 144A	5.875%	02/15/26	950	967,813
Constellium NV (Netherlands), Sr. Unsec’d. Notes, 144A(a)	6.625%	03/01/25	1,848	1,947,331
First Quantum Minerals Ltd. (Zambia), Gtd. Notes, 144A	7.250%	05/15/22	1,510	1,582,933
First Quantum Minerals Ltd. (Zambia), Gtd. Notes, 144A	7.500%	04/01/25	1,100	1,193,500
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	4.750%	05/15/22	301	304,763
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A(a)	5.125%	05/15/24	324	328,050
Freeport-McMoRan, Inc., Gtd. Notes	3.550%	03/01/22	65	64,269
Freeport-McMoRan, Inc., Gtd. Notes(a)	3.875%	03/15/23	1,405	1,397,975
Freeport-McMoRan, Inc., Gtd. Notes(a)	4.000%	11/14/21	957	957,000
Freeport-McMoRan, Inc., Gtd. Notes	5.400%	11/14/34	92	93,610
Freeport-McMoRan, Inc., Gtd. Notes	5.450%	03/15/43	663	662,171
Freeport-McMoRan, Inc., Gtd. Notes	6.750%	02/01/22	800	828,000
Hecla Mining Co., Gtd. Notes	6.875%	05/01/21	593	607,825

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Mining (continued)
Hudbay Minerals, Inc. (Canada), Gtd. Notes, 144A	7.250%	01/15/23	210	$222,600
IAMGOLD Corp. (Canada), Gtd. Notes, 144A	7.000%	04/15/25	1,650	1,703,625
International Wire Group, Inc., Sec’d. Notes, 144A	10.750%	08/01/21	1,850	1,702,000
Kaiser Aluminum Corp., Gtd. Notes	5.875%	05/15/24	265	281,563
Kinross Gold Corp. (Canada), Gtd. Notes	5.950%	03/15/24	800	877,000
New Gold, Inc. (Canada), Gtd. Notes, 144A	6.250%	11/15/22	1,800	1,858,500
Teck Resources Ltd. (Canada), Gtd. Notes	4.750%	01/15/22	2,600	2,713,880
Teck Resources Ltd. (Canada), Gtd. Notes	5.400%	02/01/43	380	381,900
Teck Resources Ltd. (Canada), Gtd. Notes	6.000%	08/15/40	385	428,313
Teck Resources Ltd. (Canada), Gtd. Notes	6.250%	07/15/41	890	1,019,050
Teck Resources Ltd. (Canada), Sr. Unsec’d. Notes	6.125%	10/01/35	340	380,800

				24,006,698

Miscellaneous Manufacturing — 1.8%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.000%	10/15/22	503	494,198
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.125%	01/15/23	923	904,539
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.500%	12/01/24	6,403	6,499,044
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.500%	03/15/25	897	903,997
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.750%	03/15/20	147	158,025
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	8.750%	12/01/21	3,870	4,247,324
FXI Holdings, Inc., Sr. Sec’d. Notes, 144A	7.875%	11/01/24	1,443	1,439,825
Gates Global LLC/Gates Global Co., Gtd. Notes, 144A	6.000%	07/15/22	1,718	1,756,655
Koppers, Inc., Gtd. Notes, 144A	6.000%	02/15/25	133	140,980
RBS Global, Inc./Rexnord LLC, Sr. Unsec’d. Notes, 144A	4.875%	12/15/25	725	732,250

				17,276,837

Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp., Gtd. Notes	5.500%	12/01/24	470	511,125

Oil & Gas — 8.2%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes	7.875%	12/15/24	1,375	1,507,344
Antero Resources Corp., Gtd. Notes	5.000%	03/01/25	1,825	1,861,499
Antero Resources Corp., Gtd. Notes	5.125%	12/01/22	740	754,799
Antero Resources Corp., Gtd. Notes	5.375%	11/01/21	1,100	1,127,499
Antero Resources Corp., Gtd. Notes	5.625%	06/01/23	1,075	1,117,999
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsec’d. Notes, 144A	10.000%	04/01/22	3,207	3,439,508
Baytex Energy Corp. (Canada), Gtd. Notes, 144A	5.125%	06/01/21	100	95,249
Baytex Energy Corp. (Canada), Gtd. Notes, 144A	5.625%	06/01/24	109	101,506
California Resources Corp., Sec’d. Notes, 144A(a)	8.000%	12/15/22	710	585,749
Calumet Specialty Products Partners LP/Calumet Finance Corp., Gtd. Notes	6.500%	04/15/21	67	66,665
Carrizo Oil & Gas, Inc., Gtd. Notes(a)	6.250%	04/15/23	899	932,713

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Oil & Gas (continued)
Centennial Resource Production LLC, Gtd. Notes, 144A	5.375%	01/15/26	850	$865,938
Chesapeake Energy Corp., Gtd. Notes(a)	4.875%	04/15/22	573	542,918
Chesapeake Energy Corp., Gtd. Notes	5.750%	03/15/23	65	60,125
Chesapeake Energy Corp., Gtd. Notes, 144A	8.000%	01/15/25	523	528,229
Chesapeake Energy Corp., Gtd. Notes, 144A(a)	8.000%	06/15/27	4,004	3,843,839
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	10.750%	02/15/20	2,500	2,681,250
CITGO Petroleum Corp., Sr. Sec’d. Notes, 144A	6.250%	08/15/22	353	355,648
CNX Resources Corp., Gtd. Notes	5.875%	04/15/22	3,954	4,038,022
CNX Resources Corp., Gtd. Notes	8.000%	04/01/23	525	562,800
Continental Resources, Inc., Gtd. Notes(a)	3.800%	06/01/24	253	250,154
Continental Resources, Inc., Gtd. Notes(a)	4.500%	04/15/23	388	395,759
Continental Resources, Inc., Gtd. Notes(a)	4.900%	06/01/44	1,096	1,046,679
Continental Resources, Inc., Sr. Unsec’d. Notes, 144A	4.375%	01/15/28	189	186,581
CrownRock LP/CrownRock Finance, Inc., Sr. Unsec’d. Notes, 144A	5.625%	10/15/25	1,700	1,708,500
Delek Logistics Partners LP, Gtd. Notes, 144A	6.750%	05/15/25	710	717,100
Denbury Resources, Inc., Sec’d. Notes, 144A(a)	9.000%	05/15/21	1,103	1,126,439
Diamond Offshore Drilling, Inc., Sr. Unsec’d. Notes	7.875%	08/15/25	270	282,488
Diamondback Energy, Inc., Gtd. Notes	5.375%	05/31/25	925	951,594
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	5.750%	01/30/28	950	975,650
Ensco PLC, Sr. Unsec’d. Notes	4.500%	10/01/24	157	131,880
Ensco PLC, Sr. Unsec’d. Notes	5.200%	03/15/25	455	386,750
Ensco PLC, Sr. Unsec’d. Notes	5.750%	10/01/44	39	26,715
EP Energy LLC/Everest Acquisition Finance, Inc., Gtd. Notes	7.750%	09/01/22	828	461,610
EP Energy LLC/Everest Acquisition Finance, Inc., Gtd. Notes(a)	9.375%	05/01/20	688	581,360
EP Energy LLC/Everest Acquisition Finance, Inc., Sec’d. Notes, 144A(a)	8.000%	02/15/25	579	422,670
EP Energy LLC/Everest Acquisition Finance, Inc., Sr. Sec’d. Notes, 144A(a)	8.000%	11/29/24	493	509,023
Extraction Oil & Gas, Inc., Gtd. Notes, 144A	7.375%	05/15/24	1,465	1,563,888
Extraction Oil & Gas, Inc./Extraction Finance Corp., Gtd. Notes, 144A	7.875%	07/15/21	650	687,375
Gulfport Energy Corp., Gtd. Notes	6.000%	10/15/24	1,173	1,173,000
Gulfport Energy Corp., Gtd. Notes	6.375%	05/15/25	217	218,085
Gulfport Energy Corp., Gtd. Notes, 144A	6.375%	01/15/26	200	200,500
Halcon Resources Corp., Gtd. Notes, 144A	6.750%	02/15/25	2,150	2,236,000
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A	5.000%	12/01/24	467	462,330
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A(a)	5.750%	10/01/25	1,475	1,508,188
Jupiter Resources, Inc. (Canada), Sr. Unsec’d. Notes, 144A	8.500%	10/01/22	255	158,100
MEG Energy Corp. (Canada), Gtd. Notes, 144A	6.375%	01/30/23	2,610	2,218,500
MEG Energy Corp. (Canada), Gtd. Notes, 144A	7.000%	03/31/24	675	569,531
MEG Energy Corp. (Canada), Sec’d. Notes, 144A(a)	6.500%	01/15/25	1,700	1,678,750
Nabors Industries, Inc., Gtd. Notes	5.100%	09/15/23	50	46,750
Nabors Industries, Inc., Gtd. Notes(a)	5.500%	01/15/23	508	492,760
Newfield Exploration Co., Sr. Unsec’d. Notes	5.375%	01/01/26	1,100	1,163,250
Noble Holding International Ltd. (United Kingdom), Gtd. Notes	5.250%	03/15/42	35	22,313

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Oil & Gas (continued)
Noble Holding International Ltd. (United Kingdom), Gtd. Notes	6.200%	08/01/40	232	$158,340
Parker Drilling Co., Gtd. Notes(a)	6.750%	07/15/22	339	277,980
Parsley Energy LLC/Parsley Finance Corp., Gtd. Notes, 144A	5.375%	01/15/25	173	174,730
Parsley Energy LLC/Parsley Finance Corp., Gtd. Notes, 144A	5.625%	10/15/27	600	613,500
PBF Holding Co. LLC/PBF Finance Corp., Gtd. Notes	7.000%	11/15/23	275	286,000
PBF Holding Co. LLC/PBF Finance Corp., Gtd. Notes	7.250%	06/15/25	628	659,400
Precision Drilling Corp. (Canada), Gtd. Notes	5.250%	11/15/24	268	252,590
Precision Drilling Corp. (Canada), Gtd. Notes	6.500%	12/15/21	548	558,276
Precision Drilling Corp. (Canada), Gtd. Notes, 144A	7.125%	01/15/26	948	966,960
QEP Resources, Inc., Sr. Unsec’d. Notes	5.375%	10/01/22	732	748,470
QEP Resources, Inc., Sr. Unsec’d. Notes	5.625%	03/01/26	723	732,941
Range Resources Corp., Gtd. Notes(a)	4.875%	05/15/25	441	425,565
Range Resources Corp., Gtd. Notes	5.000%	08/15/22	28	27,860
Range Resources Corp., Gtd. Notes	5.000%	03/15/23	697	693,515
Range Resources Corp., Gtd. Notes	5.875%	07/01/22	3,640	3,712,800
Rowan Cos., Inc., Gtd. Notes	4.750%	01/15/24	54	47,520
Rowan Cos., Inc., Gtd. Notes(a)	4.875%	06/01/22	443	417,528
Rowan Cos., Inc., Gtd. Notes	7.375%	06/15/25	342	347,985
RSP Permian, Inc., Gtd. Notes	5.250%	01/15/25	1,450	1,486,250
Seven Generations Energy Ltd. (Canada), Gtd. Notes, 144A	5.375%	09/30/25	1,569	1,584,690
Shelf Drilling Holdings Ltd. (United Arab Emirates), Sec’d. Notes, 144A	9.500%	11/02/20	1,130	1,150,719
SM Energy Co., Sr. Unsec’d. Notes(a)	5.000%	01/15/24	514	495,689
Southwestern Energy Co., Sr. Unsec’d. Notes(a)	6.700%	01/23/25	1,012	1,051,215
Stone Energy Corp., Sec’d. Notes	7.500%	05/31/22	65	65,525
Sunoco LP/Sunoco Finance Corp., Gtd. Notes	6.250%	04/15/21	595	618,503
Sunoco LP/Sunoco Finance Corp., Gtd. Notes	6.375%	04/01/23	2,449	2,580,634
Transocean, Inc., Gtd. Notes	6.800%	03/15/38	703	564,158
Transocean, Inc., Gtd. Notes	7.500%	04/15/31	223	197,355
Transocean, Inc., Gtd. Notes	9.350%	12/15/41	363	351,203
Transocean, Inc., Gtd. Notes, 144A	7.500%	01/15/26	1,891	1,936,479
Transocean, Inc., Gtd. Notes, 144A	9.000%	07/15/23	841	909,331
Ultra Resources, Inc., Gtd. Notes, 144A	6.875%	04/15/22	1,596	1,599,990
Ultra Resources, Inc., Gtd. Notes, 144A(a)	7.125%	04/15/25	536	534,660
Whiting Petroleum Corp., Gtd. Notes	6.250%	04/01/23	40	41,050
Whiting Petroleum Corp., Sr. Unsec’d. Notes, 144A	6.625%	01/15/26	349	355,980
WPX Energy, Inc., Sr. Unsec’d. Notes(a)	6.000%	01/15/22	1,050	1,097,250
WPX Energy, Inc., Sr. Unsec’d. Notes	7.500%	08/01/20	503	544,498
WPX Energy, Inc., Sr. Unsec’d. Notes	8.250%	08/01/23	550	624,250

				78,520,960

Oil & Gas Exploration & Production — 0.0%
Penn VA Corp. Escrow, Gtd. Notes^(d)	—%	04/15/19	135	169
Penn VA Corp. Escrow, Notes^(d)	—%	05/01/20	610	763

				932

Oil & Gas Services — 0.4%
Archrock Partners LP/Archrock Partners Finance Corp., Gtd. Notes(a)	6.000%	10/01/22	336	336,000

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Oil & Gas Services (continued)
CSI Compressco LP/CSI Compressco Finance, Inc., Gtd. Notes	7.250%	08/15/22	349	$328,933
KCA Deutag UK Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	7.250%	05/15/21	483	468,510
KCA Deutag UK Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	9.875%	04/01/22	469	497,140
Sea Trucks Group Ltd. (Nigeria), Sr. Sec’d. Notes, 144A(d)	9.000%	03/26/18	1,170	374,399
Transocean Proteus Ltd., Sr. Sec’d. Notes, 144A	6.250%	12/01/24	515	539,897
Trinidad Drilling Ltd. (Canada), Gtd. Notes, 144A	6.625%	02/15/25	186	176,700
Weatherford International Ltd., Gtd. Notes	4.500%	04/15/22	315	285,075
Weatherford International Ltd., Gtd. Notes	6.500%	08/01/36	216	177,660
Weatherford International Ltd., Gtd. Notes	6.750%	09/15/40	133	109,060
Weatherford International Ltd., Gtd. Notes	7.000%	03/15/38	262	220,080
Weatherford International Ltd., Gtd. Notes	9.875%	02/15/24	160	170,000

				3,683,454

Packaging & Containers — 1.5%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, Cash coupon 7.125% or PIK 7.875%	7.125%	09/15/23	1,825	1,907,125
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	7.250%	05/15/24	2,325	2,531,344
Ball Corp., Gtd. Notes	5.000%	03/15/22	275	293,563
Ball Corp., Gtd. Notes(a)	5.250%	07/01/25	516	561,149
Berry Global, Inc., Sec’d. Notes	5.125%	07/15/23	800	831,999
BWAY Holding Co., Sr. Sec’d. Notes, 144A	5.500%	04/15/24	410	426,399
Coveris Holdings SA (Luxembourg), Gtd. Notes, 144A(a)	7.875%	11/01/19	2,200	2,183,500
Flex Acquisition Co., Inc., Sr. Unsec’d. Notes, 144A	6.875%	01/15/25	142	147,055
OI European Group BV, Gtd. Notes, 144A	4.000%	03/15/23	260	260,351
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	5.375%	01/15/25	600	633,000
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	6.375%	08/15/25	114	127,395
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA, Gtd. Notes, 144A(a)	7.000%	07/15/24	1,100	1,177,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA, Sr. Sec’d. Notes	5.750%	10/15/20	780	791,834
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA, Sr. Sec’d. Notes, 144A	5.125%	07/15/23	730	755,550
Sealed Air Corp., Gtd. Notes, 144A	5.125%	12/01/24	965	1,032,550
Sealed Air Corp., Gtd. Notes, 144A	5.250%	04/01/23	200	213,000

				13,872,814

Pharmaceuticals — 2.1%
Endo Dac/Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	6.000%	07/15/23	3,166	2,485,310
Endo Dac/Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	6.000%	02/01/25	761	589,775
Endo Finance LLC, Gtd. Notes, 144A	5.750%	01/15/22	1,764	1,468,530
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	5.375%	01/15/23	2,600	2,028,000

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Pharmaceuticals (continued)
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	7.250%	01/15/22	439	$379,735
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.375%	03/15/20	970	971,213
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.500%	03/01/23	371	339,465
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.625%	12/01/21	277	270,768
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.875%	05/15/23	2,590	2,402,225
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	6.125%	04/15/25	1,770	1,619,550
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	6.750%	08/15/21	550	554,125
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	7.500%	07/15/21	2,225	2,263,938
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	9.000%	12/15/25	610	635,742
Valeant Pharmaceuticals International, Inc., Sr. Sec’d. Notes, 144A	5.500%	11/01/25	871	886,243
Valeant Pharmaceuticals International, Inc., Sr. Sec’d. Notes, 144A	6.500%	03/15/22	909	954,450
Valeant Pharmaceuticals International, Inc., Sr. Sec’d. Notes, 144A	7.000%	03/15/24	605	647,350
Vizient, Inc., Sr. Unsec’d. Notes, 144A	10.375%	03/01/24	1,375	1,543,438

				20,039,857

Pipelines — 2.6%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes	5.375%	09/15/24	700	720,999
Blue Racer Midstream LLC/Blue Racer Finance Corp., Gtd. Notes, 144A	6.125%	11/15/22	210	218,925
Cheniere Corpus Christi Holdings LLC, Sr. Sec’d. Notes	5.875%	03/31/25	975	1,056,656
Cheniere Energy Partners LP, Sr. Sec’d. Notes, 144A	5.250%	10/01/25	290	295,075
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes	5.750%	04/01/25	466	481,145
DCP Midstream Operating LP, Gtd. Notes(a)	3.875%	03/15/23	720	715,500
DCP Midstream Operating LP, Gtd. Notes	4.950%	04/01/22	183	190,091
DCP Midstream Operating LP, Gtd. Notes	5.600%	04/01/44	800	794,000
DCP Midstream Operating LP, Gtd. Notes, 144A	4.750%	09/30/21	148	152,810
DCP Midstream Operating LP, Gtd. Notes, 144A	6.750%	09/15/37	390	425,100
Energy Transfer Equity LP, Sr. Sec’d. Notes	4.250%	03/15/23	341	338,443
Energy Transfer Equity LP, Sr. Sec’d. Notes	5.875%	01/15/24	890	936,725
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	5.625%	06/15/24	189	184,275
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	6.000%	05/15/23	416	421,200
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	6.750%	08/01/22	205	212,688
Holly Energy Partners LP/Holly Energy Finance Corp., Gtd. Notes, 144A	6.000%	08/01/24	339	353,408
Martin Midstream Partners LP/Martin Midstream Finance Corp., Gtd. Notes	7.250%	02/15/21	500	505,000
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A(a)	4.875%	08/15/27	1,220	1,265,750
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A	7.768%	12/15/37	1,200	1,479,000

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Pipelines (continued)
PBF Logistics LP/PBF Logistics Finance Corp., Gtd. Notes	6.875%	05/15/23	281	$289,430
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A(a)	5.625%	04/15/20	1,875	1,964,063
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	6.875%	04/15/40	1,925	2,165,625
SemGroup Corp., Gtd. Notes, 144A	7.250%	03/15/26	435	444,788
SemGroup Corp./Rose Rock Finance Corp., Gtd. Notes	5.625%	07/15/22	140	138,250
SemGroup Corp./Rose Rock Finance Corp., Gtd. Notes	5.625%	11/15/23	331	322,725
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Gtd. Notes(a)	5.500%	08/15/22	293	293,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Gtd. Notes	5.750%	04/15/25	322	324,702
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A	5.500%	09/15/24	1,510	1,549,638
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A	5.500%	01/15/28	2,025	2,049,705
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	4.250%	11/15/23	146	144,358
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.125%	02/01/25	99	101,351
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.250%	05/01/23	1,037	1,060,333
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes(a)	6.750%	03/15/24	1,500	1,608,750
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes, 144A	5.000%	01/15/28	245	244,388
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	3.700%	01/15/23	285	283,575
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	5.750%	06/24/44	355	378,963
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	7.500%	01/15/31	40	48,900
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	7.750%	06/15/31	283	348,798

				24,508,132

Private Equity — 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes	5.875%	02/01/22	761	770,513
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes	6.750%	02/01/24	166	170,565
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes, 144A	6.250%	02/01/22	203	207,568
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes, 144A	6.375%	12/15/25	607	607,061

				1,755,707

Real Estate — 0.5%
Crescent Communities LLC/Crescent Ventures, Inc., Sr. Sec’d. Notes, 144A	8.875%	10/15/21	2,229	2,362,740
Five Point Operating Co. LP/Five Point Capital Corp., Sr. Unsec’d. Notes, 144A	7.875%	11/15/25	1,425	1,449,938
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A	5.750%	12/01/25	1,050	1,081,500

				4,894,178

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Real Estate Investment Trusts (REITs) — 0.9%
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes, 144A	5.000%	03/15/24	361	$374,538
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes, 144A	5.375%	03/15/27	221	232,050
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes, 144A	5.375%	03/15/27	69	72,450
Equinix, Inc., Sr. Unsec’d. Notes	5.375%	05/15/27	935	1,000,450
Equinix, Inc., Sr. Unsec’d. Notes	5.875%	01/15/26	249	267,364
ESH Hospitality, Inc., Gtd. Notes, 144A	5.250%	05/01/25	793	800,930
Iron Mountain, Inc., Gtd. Notes	5.750%	08/15/24	690	698,625
Iron Mountain, Inc., Gtd. Notes, 144A	4.875%	09/15/27	348	348,000
Iron Mountain, Inc., Gtd. Notes, 144A	5.250%	03/15/28	364	362,180
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes	5.625%	05/01/24	205	218,325
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Sr. Unsec’d. Notes, 144A	4.500%	01/15/28	1,425	1,396,500
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	5.000%	10/15/27	950	967,813
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	5.250%	08/01/26	1,050	1,086,750
SBA Communications Corp., Sr. Unsec’d. Notes	4.875%	09/01/24	1,000	1,027,500
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, Sr. Sec’d. Notes, 144A	6.000%	04/15/23	110	107,799

				8,961,274

Retail — 4.6%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sr. Sec’d. Notes, 144A	4.250%	05/15/24	796	794,010
Brinker International, Inc., Gtd. Notes, 144A(a)	5.000%	10/01/24	900	908,999
CEC Entertainment, Inc., Gtd. Notes	8.000%	02/15/22	2,350	2,208,999
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	6.125%	03/15/20	1,168	709,560
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	9.000%	03/15/19	1,332	869,130
Cumberland Farms, Inc., Sr. Unsec’d. Notes, 144A	6.750%	05/01/25	153	162,179
Dollar Tree, Inc., Gtd. Notes	5.750%	03/01/23	600	628,500
Ferrellgas LP/Ferrellgas Finance Corp., Gtd. Notes(a)	6.750%	06/15/23	400	367,000
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes	6.500%	05/01/21	750	702,188
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes(a)	6.750%	01/15/22	1,000	925,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625%	06/15/20	1,750	1,491,875
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes(a)	8.625%	06/15/20	575	490,188
Golden Nugget, Inc., Gtd. Notes, 144A(a)	8.750%	10/01/25	2,200	2,310,000
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A	6.750%	10/15/24	3,056	3,109,481
Hot Topic, Inc., Sr. Sec’d. Notes, 144A	9.250%	06/15/21	1,450	1,377,500
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Gtd. Notes, 144A	4.750%	06/01/27	465	475,463
L Brands, Inc., Gtd. Notes	6.750%	07/01/36	4,325	4,325,000
Men’s Wearhouse, Inc. (The), Gtd. Notes(a)	7.000%	07/01/22	505	506,919
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A	8.000%	10/15/21	3,354	1,929,220
New Albertson’s, Inc., Sr. Unsec’d. Notes	7.450%	08/01/29	83	73,039
New Albertson’s, Inc., Sr. Unsec’d. Notes	8.000%	05/01/31	235	212,088

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Retail (continued)
New Albertson’s, Inc., Sr. Unsec’d. Notes(a)	8.700%	05/01/30	920	$860,199
Party City Holdings, Inc., Gtd. Notes, 144A(a)	6.125%	08/15/23	165	170,363
Penske Automotive Group, Inc., Gtd. Notes	5.500%	05/15/26	907	920,333
PetSmart, Inc., Gtd. Notes, 144A	7.125%	03/15/23	4,705	2,787,712
PetSmart, Inc., Gtd. Notes, 144A(a)	8.875%	06/01/25	340	204,850
PetSmart, Inc., Sr. Sec’d. Notes, 144A	5.875%	06/01/25	2,852	2,188,911
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A	10.250%	06/30/20	1,435	1,305,850
Rite Aid Corp., Gtd. Notes	6.750%	06/15/21	335	333,325
Rite Aid Corp., Gtd. Notes, 144A(a)	6.125%	04/01/23	5,235	4,724,588
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.500%	11/01/23	350	353,500
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(a)	5.625%	12/01/25	1,975	1,965,125
Staples, Inc., Gtd. Notes, 144A	8.500%	09/15/25	1,965	1,817,625
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	5.500%	06/01/24	950	940,500
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A	8.000%	06/15/22	1,250	675,000

				43,824,219

Semiconductors — 0.2%
Entegris, Inc., Gtd. Notes, 144A	4.625%	02/10/26	178	180,670
Micron Technology, Inc., Sr. Unsec’d. Notes	5.500%	02/01/25	84	87,885
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.625%	06/15/22	577	603,686
Sensata Technologies BV, Gtd. Notes, 144A	4.875%	10/15/23	240	250,800
Sensata Technologies BV, Gtd. Notes, 144A	5.000%	10/01/25	225	237,938
Sensata Technologies UK Financing Co. PLC, Gtd. Notes, 144A	6.250%	02/15/26	493	536,138

				1,897,117

Software — 3.2%
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125%	07/15/21	7,650	7,697,813
Camelot Finance SA, Sr. Unsec’d. Notes, 144A	7.875%	10/15/24	850	907,375
CURO Financial Technologies Corp., Sr. Sec’d. Notes, 144A	12.000%	03/01/22	430	473,000
CURO Financial Technologies Corp., Sr. Sec’d. Notes, 144A	12.000%	03/01/22	106	115,010
First Data Corp., Gtd. Notes, 144A	7.000%	12/01/23	6,562	6,939,316
First Data Corp., Sec’d. Notes, 144A	5.750%	01/15/24	910	941,850
First Data Corp., Sr. Sec’d. Notes, 144A	5.000%	01/15/24	678	697,493
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings LLC, Gtd. Notes, 144A	10.000%	11/30/24	585	639,113
Infor Software Parent LLC/Infor Software Parent, Inc., Sr. Unsec’d. Notes, Cash coupon 7.125% or PIK 7.875%, 144A	7.125%	05/01/21	4,762	4,869,146
Infor US, Inc., Gtd. Notes	6.500%	05/15/22	808	836,280
Infor US, Inc., Sr. Sec’d. Notes, 144A	5.750%	08/15/20	455	467,513
Informatica LLC, Sr. Unsec’d. Notes, 144A	7.125%	07/15/23	2,129	2,176,903
Nuance Communications, Inc., Gtd. Notes, 144A	5.375%	08/15/20	151	153,076
Quintiles IMS, Inc., Gtd. Notes, 144A	5.000%	10/15/26	300	307,500
Rackspace Hosting, Inc., Gtd. Notes, 144A(a)	8.625%	11/15/24	1,315	1,403,763
RP Crown Parent LLC, Sr. Sec’d. Notes, 144A	7.375%	10/15/24	1,450	1,518,875

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Software (continued)
Solera LLC/Solera Finance, Inc., Sr. Unsec’d. Notes, 144A	10.500%	03/01/24	490	$551,240

				30,695,266

Telecommunications — 7.3%
Avaya, Inc., Escrow Shares, First Lien^(a)(d)	—%	04/01/19	1,282	128
C&W Senior Financing Designated Activity Co. (Ireland), Sr. Unsec’d. Notes, 144A	6.875%	09/15/27	925	968,938
CB Escrow Corp., Sr. Unsec’d. Notes, 144A	8.000%	10/15/25	281	285,215
CenturyLink, Inc., Sr. Unsec’d. Notes	5.800%	03/15/22	150	146,909
CenturyLink, Inc., Sr. Unsec’d. Notes	6.450%	06/15/21	2,320	2,343,199
CenturyLink, Inc., Sr. Unsec’d. Notes	6.750%	12/01/23	51	49,979
CenturyLink, Inc., Sr. Unsec’d. Notes(a)	6.875%	01/15/28	800	723,999
CenturyLink, Inc., Sr. Unsec’d. Notes(a)	7.500%	04/01/24	109	108,728
Cincinnati Bell, Inc., Gtd. Notes, 144A	7.000%	07/15/24	353	350,353
CommScope Technologies LLC, Gtd. Notes, 144A	5.000%	03/15/27	337	336,999
CommScope Technologies LLC, Gtd. Notes, 144A	6.000%	06/15/25	478	507,875
CommScope, Inc., Gtd. Notes, 144A	5.500%	06/15/24	392	407,679
Consolidated Communications, Inc., Gtd. Notes	6.500%	10/01/22	195	175,499
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	8.250%	09/30/20	1,725	1,697,038
Digicel Ltd. (Jamaica), Gtd. Notes, 144A	6.750%	03/01/23	2,150	2,113,794
Embarq Corp., Sr. Unsec’d. Notes	7.995%	06/01/36	4,071	3,959,048
Frontier Communications Corp., Sr. Unsec’d. Notes	6.250%	09/15/21	333	236,430
Frontier Communications Corp., Sr. Unsec’d. Notes(a)	6.875%	01/15/25	800	518,000
Frontier Communications Corp., Sr. Unsec’d. Notes(a)	9.250%	07/01/21	297	233,888
Frontier Communications Corp., Sr. Unsec’d. Notes	10.500%	09/15/22	1,080	816,750
Frontier Communications Corp., Sr. Unsec’d. Notes	11.000%	09/15/25	6,909	5,078,115
Goodman Networks, Inc., Sr. Sec’d. Notes	8.000%	05/11/22	453	310,575
GTT Communications, Inc., Gtd. Notes, 144A	7.875%	12/31/24	2,390	2,521,450
Hughes Satellite Systems Corp., Gtd. Notes	6.625%	08/01/26	368	385,480
Hughes Satellite Systems Corp., Sr. Sec’d. Notes	5.250%	08/01/26	593	604,860
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes(a)	5.500%	08/01/23	2,243	1,833,653
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250%	10/15/20	645	606,300
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.500%	04/01/21	1,320	1,201,200
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes, 144A	9.750%	07/15/25	3,010	2,897,126
Intelsat Jackson Holdings SA (Luxembourg), Sr. Sec’d. Notes, 144A	8.000%	02/15/24	832	875,680
Level 3 Financing, Inc., Gtd. Notes	5.125%	05/01/23	5	5,013
Level 3 Financing, Inc., Gtd. Notes	5.250%	03/15/26	1,007	988,421
Level 3 Financing, Inc., Gtd. Notes	5.375%	01/15/24	509	508,364
Level 3 Financing, Inc., Gtd. Notes	5.625%	02/01/23	216	217,620
Nokia OYJ (Finland), Sr. Unsec’d. Notes	3.375%	06/12/22	110	109,318
Nokia OYJ (Finland), Sr. Unsec’d. Notes	4.375%	06/12/27	110	108,735
Nokia OYJ (Finland), Sr. Unsec’d. Notes	5.375%	05/15/19	95	98,088
Nokia OYJ (Finland), Sr. Unsec’d. Notes	6.625%	05/15/39	318	351,390

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Telecommunications (continued)
ORBCOMM, Inc., Sr. Sec’d. Notes, 144A	8.000%	04/01/24	2,315	$2,468,369
Qwest Capital Funding, Inc., Gtd. Notes	7.750%	02/15/31	260	228,800
Qwest Corp., Sr. Unsec’d. Notes	7.250%	09/15/25	165	177,106
Sprint Capital Corp., Gtd. Notes	6.875%	11/15/28	3,299	3,319,619
Sprint Capital Corp., Gtd. Notes	8.750%	03/15/32	2,626	2,980,510
Sprint Communications, Inc., Gtd. Notes, 144A	9.000%	11/15/18	996	1,048,390
Sprint Communications, Inc., Sr. Unsec’d. Notes	6.000%	11/15/22	843	843,000
Sprint Communications, Inc., Sr. Unsec’d. Notes	7.000%	08/15/20	632	669,920
Sprint Corp., Gtd. Notes	7.125%	06/15/24	3,281	3,338,418
Sprint Corp., Gtd. Notes	7.250%	09/15/21	759	803,591
Sprint Corp., Gtd. Notes(a)	7.625%	02/15/25	2,857	2,992,708
Sprint Corp., Gtd. Notes	7.875%	09/15/23	3,052	3,250,380
Telecom Italia Capital SA (Italy), Gtd. Notes	6.000%	09/30/34	471	528,698
Telecom Italia Capital SA (Italy), Gtd. Notes	6.375%	11/15/33	652	757,950
Telecom Italia Capital SA (Italy), Gtd. Notes	7.200%	07/18/36	239	296,958
Telecom Italia Capital SA (Italy), Gtd. Notes	7.721%	06/04/38	113	145,770
T-Mobile USA, Inc., Gtd. Notes	5.125%	04/15/25	459	476,786
T-Mobile USA, Inc., Gtd. Notes	5.375%	04/15/27	207	220,714
T-Mobile USA, Inc., Gtd. Notes	6.000%	04/15/24	208	220,480
T-Mobile USA, Inc., Gtd. Notes	6.375%	03/01/25	1,175	1,257,250
T-Mobile USA, Inc., Gtd. Notes	6.500%	01/15/24	590	625,400
T-Mobile USA, Inc., Gtd. Notes	6.500%	01/15/26	627	684,214
T-Mobile USA, Inc., Gtd. Notes	6.625%	04/01/23	433	451,403
ViaSat, Inc., Sr. Unsec’d. Notes, 144A	5.625%	09/15/25	1,425	1,435,688
Wind Tre SpA (Italy), Sr. Sec’d. Notes, 144A	5.000%	01/20/26	2,418	2,274,178
Windstream Services LLC/Windstream Finance Corp., Gtd. Notes, 144A(a)	6.375%	08/01/23	415	249,000
Windstream Services LLC/Windstream Finance Corp., Gtd. Notes, 144A	8.750%	12/15/24	1,176	821,730
Xplornet Communications, Inc. (Canada), Sr. Unsec’d. Notes, Cash coupon 9.625% or PIK 10.625%, 144A	9.625%	06/01/22	3,008	3,121,051

				70,369,917

Textiles — 0.2%
Springs Industries, Inc., Sr. Sec’d. Notes	6.250%	06/01/21	1,455	1,484,100

Transportation — 0.5%
Hornbeck Offshore Services, Inc., Gtd. Notes	5.000%	03/01/21	500	262,500
Hornbeck Offshore Services, Inc., Gtd. Notes	5.875%	04/01/20	920	614,100
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc. (Monaco), Sr. Sec’d. Notes, 144A	7.375%	01/15/22	850	682,125
XPO Logistics, Inc., Gtd. Notes, 144A(a)	6.125%	09/01/23	1,250	1,321,875
XPO Logistics, Inc., Gtd. Notes, 144A(a)	6.500%	06/15/22	1,605	1,675,219

				4,555,819

Trucking & Leasing — 0.3%
DAE Funding LLC (United Arab Emirates), Gtd. Notes, 144A	4.500%	08/01/22	315	309,488
DAE Funding LLC (United Arab Emirates), Gtd. Notes, 144A	5.000%	08/01/24	1,635	1,614,563
Park Aerospace Holdings Ltd. (Ireland), Gtd. Notes, 144A	4.500%	03/15/23	77	73,535
Park Aerospace Holdings Ltd. (Ireland), Gtd. Notes, 144A	5.250%	08/15/22	105	104,344

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Trucking & Leasing (continued)
Park Aerospace Holdings Ltd. (Ireland), Gtd. Notes, 144A	5.500%	02/15/24	990	$982,575

				3,084,505

TOTAL CORPORATE BONDS (cost $830,286,311)				826,812,871

			Shares
COMMON STOCKS — 0.4%
Communications Sofware — 0.0%
Avaya Holdings Corp.*(a)			28,210	495,086

Independent Power & Renewable Electricity Producers — 0.3%
Dynegy, Inc.*(a)			124,451	1,474,749
Vistra Energy Corp.*(a)			63,177	1,157,403

				2,632,152

Media — 0.0%
Mood Media Corp.*^			26,250	22,050
Mood Media Corp.*^			21,428	18,000

				40,050

Oil, Gas & Consumable Fuels — 0.1%
Penn Virginia Corp.*			4,855	189,879
Penn Virginia Corp. NPV*			5,642	220,264
Sabine Oil & Gas Holdings, Inc.*			239	11,353
Ultra Petroleum Corp.*(a)			38,499	348,801

				770,297

Wireless Telecommunication Services — 0.0%
Goodman Networks, Inc.*^			27,103	—
NII Holdings, Inc.*(a)			90,376	38,347

				38,347

TOTAL COMMON STOCKS (cost $6,254,952)				3,975,932

PREFERRED STOCKS — 0.4%
Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The), Series K, 6.375%(a)			26,000	742,560

Insurance — 0.3%
XLIT Ltd. (Bermuda), Series D, 4.479%			2,550	2,441,625

Wireless Telecommunication Services — 0.0%
Goodman Networks, Inc.^			32,246	107,379

TOTAL PREFERRED STOCKS (cost $2,820,138)				3,291,564

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

RIGHTS* — 0.0%	Units	Value
Independent Power & Renewable Electricity Producers — 0.0%
Vistra Energy Corp., expiring 01/23/27^ (cost $0)	179,373	$134,530

WARRANTS* — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Sabine Oil & Gas Holdings, Inc., expiring 04/13/26	759	5,313
Sabine Oil & Gas Holdings, Inc., expiring 04/13/26	135	810

		6,123

Specialty Retail — 0.0%
Nebraska Book Holdings, Inc., expiring 06/29/19^	5,983	—
Nebraska Book Holdings, Inc., expiring 06/29/19^	2,792	—

		—

TOTAL WARRANTS (cost $6,123)		6,123

TOTAL LONG-TERM INVESTMENTS (cost $932,021,294)		924,447,934

	Shares
SHORT-TERM INVESTMENTS — 13.4%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	17,731,601	17,731,601
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $110,684,192; includes $110,533,877 of cash collateral for securities on loan)(b)(w)	110,673,506	110,673,506

TOTAL SHORT-TERM INVESTMENTS (cost $128,415,793)		128,405,107

TOTAL INVESTMENTS — 109.9% (cost $1,060,437,087)		1,052,853,041
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (9.9)%		(94,933,354)

NET ASSETS — 100.0%		$957,919,687

See	the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $5,437,932 and 0.6% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $107,862,161; cash collateral of $110,533,877 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(p)	Interest rate not available as of December 31, 2017.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
98	2 Year U.S. Treasury Notes	Mar. 2018	$21,020,828	$20,982,719	$(38,109)
301	10 Year U.S. Treasury Notes	Mar. 2018	37,436,750	37,338,109	(98,641)
23	20 Year U.S. Treasury Bonds	Mar. 2018	3,523,055	3,519,000	(4,055)
18	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	3,003,422	3,017,813	14,391

					$(126,414)

Cash of $860,000 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$54,989,172	$—
Bank Loans	—	29,458,608	5,127,789
Convertible Bonds	—	651,345	—
Corporate Bonds	—	826,784,687	28,184
Common Stocks	3,704,265	231,617	40,050
Preferred Stocks	3,184,185	—	107,379
Rights	—	—	134,530
Warrants	—	6,123	—
Affiliated Mutual Funds	128,405,107	—	—
Other Financial Instruments*
Futures Contracts	(126,414)	—	—

Total	$135,167,143	$912,121,552	$5,437,932

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Affiliated Mutual Funds (11.5% represents investments purchased with collateral from securities on loan)	13.4%
Oil & Gas	8.9
Media	8.7
Telecommunications	7.7
Collateralized Loan Obligations	5.7
Healthcare-Services	5.4
Electric	5.1
Retail	4.7
Chemicals	3.8
Software	3.4
Commercial Services	3.4
Entertainment	2.9
Foods	2.7
Pipelines	2.6

Mining	2.5%
Diversified Financial Services	2.2
Pharmaceuticals	2.1
Home Builders	2.0
Miscellaneous Manufacturing	1.9
Building Materials	1.7
Packaging & Containers	1.5
Computers	1.3
Auto Parts & Equipment	1.3
Lodging	1.2
Internet Software & Services	1.2
Real Estate Investment Trusts (REITs)	0.9
Banks	0.9
Iron/Steel	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry table (cont.)
Aerospace & Defense	0.6%
Real Estate	0.6
Auto Manufacturers	0.6
Healthcare-Products	0.6
Engineering & Construction	0.6
Distribution/Wholesale	0.5
Metal Fabricate/Hardware	0.5
Transportation	0.5
Insurance	0.5
Internet	0.4
Oil & Gas Services	0.4
Technology	0.4
Machinery-Diversified	0.3
Trucking & Leasing	0.3
Gas	0.3
Independent Power & Renewable Electricity Producers	0.3
Machinery-Construction & Mining	0.2
Advertising	0.2
Leisure Time	0.2
Semiconductors	0.2
Private Equity	0.2
Textiles	0.2
Agriculture	0.2
Hand/Machine Tools	0.1

Coal	0.1%
Biotechnology	0.1
Energy-Alternate Sources	0.1
Electrical Components & Equipment	0.1
Forest Products & Paper	0.1
Oil, Gas & Consumable Fuels	0.1
Capital Markets	0.1
Airlines	0.1
Home Furnishings	0.1
Office/Business Equipment	0.1
Electronics	0.0	*
Communications Sofware	0.0	*
Environmental Control	0.0	*
Cosmetics/Personal Care	0.0	*
Housewares	0.0	*
Wireless Telecommunication Services	0.0	*
Oil & Gas Exploration & Production	0.0	*
Specialty Retail	0.0	*

	109.9
Liabilities in excess of other assets	(9.9)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$140,653		—	$—
Interest rate contracts	Due from/to broker — variation margin futures	14,391	*	Due from/to broker — variation margin futures	140,805	*

Total		$155,044			$140,805

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$(780,749)
Interest rate contracts	433,216	—

Total	$433,216	$(780,749)

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Swaps
Credit contracts	$—	$—	$96,993
Equity contracts	134,530	—	—
Interest rate contracts	—	124,917	—

Total	$134,530	$124,917	$96,993

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Credit Default Swap Agreements - Buy Protection(2)	Credit Default Swap Agreements - Sell Protection(2)
$63,769,773	$2,603,947	$12,316,000	$3,564,000

(1)	Value at Trade Date.

(2)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$107,862,161	$(107,862,161)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST HIGH YIELD PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $107,862,161:
Unaffiliated investments (cost $932,021,294)	$924,447,934
Affiliated investments (cost $128,415,793)	128,405,107
Cash	289,425
Foreign currency, at value (cost $95,372)	84,278
Deposit with broker for futures	860,000
Dividends and interest receivable	14,756,229
Receivable for investments sold	1,274,118
Receivable for fund share sold	192,476
Due from broker-variation margin futures	81,611
Prepaid expenses	8,708

Total Assets	1,070,399,886

LIABILITIES:
Payable to broker for collateral for securities on loan	110,533,877
Accrued expenses and other liabilities	1,140,676
Payable for investments purchased	488,804
Management fees payable	276,503
Distribution fee payable	39,309
Payable for fund share repurchased	665
Affiliated transfer agent fee payable	365

Total Liabilities	112,480,199

NET ASSETS	$957,919,687

Net assets were comprised of:
Paid-in capital	$562,315,373
Retained earnings	395,604,314

Net assets, December 31, 2017	$957,919,687

Net asset value and redemption price per share, $957,919,687 / 95,151,458 outstanding shares of beneficial interest	$10.07

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income	$78,087,730
Income from securities lending, net (including affiliated income of $560,217)	685,452
Affiliated dividend income	503,076
Unaffiliated dividend income	344,936
Miscellaneous income	8,709

79,629,903

EXPENSES
Management fees	6,878,135
Distribution fee	3,042,142
Custodian and accounting fees	260,074
Audit fee	52,228
Trustees’ fees	21,253
Legal fees and expenses	15,098
Shareholders’ reports	14,462
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	6,957
Miscellaneous	33,167

Total expenses	10,323,516

NET INVESTMENT INCOME (LOSS)	69,306,387

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(20,395))	13,253,799
Futures transactions	433,216
Swap agreements transactions	(780,749)
Foreign currency transactions	1,064

12,907,330

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(13,381))	4,836,265
Futures	124,917
Swap agreements	96,993
Foreign currencies	9,760

5,067,935

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	17,975,265

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$87,281,652

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$69,306,387	$84,813,873
Net realized gain (loss) on investment and foreign currency transactions	12,907,330	(31,624,274)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	5,067,935	131,147,587

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	87,281,652	184,337,186

FUND SHARE TRANSACTIONS:
Fund share sold [7,171,933 and 27,275,364 shares, respectively]	70,248,987	232,380,402
Fund share repurchased [39,298,892 and 68,948,083 shares, respectively]	(391,829,920)	(596,943,476)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(321,580,933)	(364,563,074)

CAPITAL CONTRIBUTIONS	—	3,246

TOTAL INCREASE (DECREASE) IN NET ASSETS	(234,299,281)	(180,222,642)
NET ASSETS:
Beginning of year	1,192,218,968	1,372,441,610

End of year	$957,919,687	$1,192,218,968

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST INVESTMENT GRADE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 99.2% ASSET-BACKED SECURITIES — 9.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 1.8%
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	1,155	$1,153,235
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	5,000	4,994,796
Exeter Automobile Receivables Trust, Series 2016-1A, Class A, 144A	2.350%		07/15/20	479	479,792
Hertz Vehicle Financing II LP, Series 2016-1A, Class A, 144A	2.320%		03/25/20	6,759	6,736,262
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 144A	2.160%		10/15/20	30,300	30,209,721

					43,573,806

Collateralized Loan Obligations — 4.8%
A Voce CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.160%, 144A	2.519%	(c)	07/15/26	15,680	15,697,033
AIMCO CLO (Cayman Islands), Series 2015-AA, Class A1, 3 Month LIBOR + 1.700%, 144A	3.059%	(c)	01/15/28	9,000	9,000,058
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2015-6A, Class AR, 3 Month LIBOR + 1.270%, 144A	2.629%	(c)	07/15/30	6,000	6,042,466
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2014-1A, Class AR2, 3 Month LIBOR + 1.260%, 144A	2.619%	(c)	07/16/29	3,750	3,775,968
Bean Creek CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 3 Month LIBOR + 1.620%, 144A	2.983%	(c)	01/20/28	7,750	7,792,341
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2017-12A, Class A1, 3 Month LIBOR + 1.250%, 144A	2.597%	(c)	10/15/30	3,750	3,766,635
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 3 Month LIBOR + 1.450%, 144A	2.841%	(c)	05/05/27	1,000	1,001,493
ICG US CLO Ltd. (Cayman Islands), Series 2017-2A, Class A1, 3 Month LIBOR + 1.280%, 144A	2.597%	(c)	10/23/29	3,500	3,523,824
Mill Creek CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 3 Month LIBOR + 1.750%, 144A	3.113%	(c)	04/20/28	4,750	4,777,137
Mountain View CLO LLC (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.210%, 144A	3.075%	(c)	01/16/31	5,000	5,000,000
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	2.572%	(c)	01/15/28	7,000	7,000,000
OZLM Funding Ltd. (Cayman Islands), Series 2013-4A, Class A1R, 3 Month LIBOR + 1.250%, 144A	2.613%	(c)	10/22/30	5,000	5,032,732
OZLM Ltd. (Cayman Islands), Series 2015-11A, Class A1R, 3 Month LIBOR + 1.250%, 144A	2.628%	(c)	10/30/30	3,500	3,528,480
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-2A, Class A1AR, 3 Month LIBOR + 1.270%, 144A	2.633%	(c)	07/20/30	5,500	5,538,339

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 3 Month LIBOR + 1.220%, 144A	2.633%	(c)	11/14/29	250	$250,862
Regatta Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.020%, 144A	2.387%	(c)	07/25/26	4,250	4,264,192
Silver Creek CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 3 Month LIBOR + 1.240%, 144A	2.603%	(c)	07/20/30	4,250	4,278,842
Silvermore CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 3 Month LIBOR + 1.170%, 144A	2.586%	(c)	05/15/26	7,186	7,210,903
Telos CLO (Cayman Islands), Series 2013-3A, Class AR, 3 Month LIBOR + 1.300%, 144A	2.653%	(c)	07/17/26	9,000	9,059,910
TICP CLO Ltd. (Cayman Islands), Series 2017-9A, Class A, 144A	—%	(p)	01/20/31	6,500	6,500,000
Zais CLO Ltd. (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.290%, 144A	2.647%	(c)	04/15/30	2,000	2,002,861

					115,044,076

Home Equity Loans — 0.9%
Accredited Mortgage Loan Trust, Series 2004-2, Class A2, 1 Month LIBOR + 0.600%	2.152%	(c)	07/25/34	9,544	9,034,588
ACE Securities Corp. Home Equity Loan Trust, Series 2004-IN1, Class A1, 1 Month LIBOR + 0.640%	2.192%	(c)	05/25/34	1,582	1,549,173
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2003-W4, Class M1, 1 Month LIBOR + 1.200%	2.752%	(c)	10/25/33	2,163	2,127,951
MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class A2, 1 Month LIBOR + 0.700%	2.252%	(c)	09/25/34	759	745,509
MASTR Asset-Backed Securities Trust, Series 2005-NC1, Class M1, 1 Month LIBOR + 0.720%	2.272%	(c)	12/25/34	2,360	2,311,324
Morgan Stanley ABS Capital I, Inc. Trust, Series 2002-HE3, Class A2, 1 Month LIBOR + 1.080%	2.632%	(c)	03/25/33	114	109,735
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE4, Class M1, 1 Month LIBOR + 0.900%	2.452%	(c)	05/25/34	3,837	3,828,148
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-OP1, Class M1, 1 Month LIBOR + 1.125%	2.677%	(c)	09/25/32	2,389	2,341,378

					22,047,806

Residential Mortgage-Backed Securities — 2.1%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R8, Class M1, 1 Month LIBOR + 0.960%	2.512%	(c)	09/25/34	832	837,090
Countrywide Asset-Backed Certificates Trust, Series 2004-6, Class 2A5, 1 Month LIBOR + 0.780%	2.332%	(c)	11/25/34	1,351	1,340,397
Countrywide Asset-Backed Certificates Trust, Series 2004-ECC2, Class M1, 1 Month LIBOR + 0.900%	2.452%	(c)	12/25/34	2,424	2,411,100

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Residential Mortgage-Backed Securities (continued)
CSMC Trust, Series 2016-RPL1, Class A1, 1 Month LIBOR + 3.150%, 144A	4.511%	(c)	12/26/46	20,745	$20,898,415
Mill City Mortgage Loan Trust, Series 2017-3, Class A1, 144A	2.750%	(cc)	01/25/61	8,031	8,021,368
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC5, Class M1, 1 Month LIBOR + 0.900%	2.452%	(c)	05/25/34	1,060	1,053,546
Towd Point Mortgage Trust, Series 2017-4, Class A1, 144A	2.750%	(cc)	06/25/57	16,707	16,637,538

					51,199,454

TOTAL ASSET-BACKED SECURITIES (cost $227,653,836)					231,865,142

COMMERCIAL MORTGAGE-BACKED SECURITIES — 26.7%
BANK, Series 2017-BNK6, Class A4	3.254%		07/15/60	9,500	9,615,671
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A2	3.585%		12/10/54	16,500	16,918,813
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A2	1.987%		04/10/46	2,156	2,155,058
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A2	2.904%		05/10/47	11,100	11,175,028
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A4	3.635%		10/10/47	5,485	5,703,952
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3	2.935%		04/10/48	9,822	9,777,690
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A4	3.778%		09/10/58	10,000	10,485,010
Citigroup Commercial Mortgage Trust, Series 2015-GC35, Class A4	3.818%		11/10/48	8,990	9,437,014
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A5	3.717%		09/15/48	1,000	1,045,655
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A3	2.944%		05/10/49	10,000	9,917,687
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A4	3.209%		05/10/49	760	766,516
Citigroup Commercial Mortgage Trust, Series 2016-C3, Class A3	2.896%		11/15/49	20,000	19,713,812
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 144A	2.778%	(cc)	11/10/31	11,500	11,375,425
Cold Storage Trust, Series 2017-ICE3, Class A, 1 Month LIBOR + 1.000%, 144A	2.477%	(c)	04/15/36	18,000	18,044,581
Commercial Mortgage Trust, Series 2014-CR19, Class A4	3.532%		08/10/47	4,920	5,089,136
Commercial Mortgage Trust, Series 2014-CR20, Class A3	3.326%		11/10/47	7,800	7,961,025
Commercial Mortgage Trust, Series 2015-CR24, Class A5	3.696%		08/10/48	10,000	10,447,233
Commercial Mortgage Trust, Series 2015-LC21, Class A3	3.445%		07/10/48	6,500	6,684,244
Commercial Mortgage Trust, Series 2015-LC21, Class A4	3.708%		07/10/48	2,600	2,715,213
Commercial Mortgage Trust, Series 2015-LC23, Class A4	3.774%		10/10/48	5,000	5,243,075
Commercial Mortgage Trust, Series 2015-PC1, Class A5	3.902%		07/10/50	15,000	15,802,286

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4	3.718%		08/15/48	15,469	$16,089,910
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A2	2.662%		01/15/49	4,800	4,804,726
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class A4	3.191%		11/15/50	12,600	12,656,825
CSMC Trust, Series 2016-NXSR, Class A3	3.501%		12/15/49	5,500	5,631,263
Fannie Mae-Aces, Series 2015-M8, Class AB2	2.829%	(cc)	01/25/25	8,000	8,018,493
Fannie Mae-Aces, Series 2015-M17, Class A2	2.939%	(cc)	11/25/25	9,800	9,928,251
Fannie Mae-Aces, Series 2016-M11, Class A2	2.369%	(cc)	07/25/26	8,325	8,015,622
Fannie Mae-Aces, Series 2017-M4, Class A2	2.597%	(cc)	12/25/26	30,000	29,399,136
Fannie Mae-Aces, Series 2017-M8, Class A2	3.061%	(cc)	05/25/27	19,000	19,224,825
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2	2.745%		01/25/26	3,100	3,094,389
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2	2.673%		03/25/26	1,100	1,091,047
FHLMC Multifamily Structured Pass-Through Certificates, Series K060, Class AM	3.300%	(cc)	10/25/26	9,157	9,416,004
FHLMC Multifamily Structured Pass-Through Certificates, Series K151, Class A3	3.511%		04/25/30	4,810	5,029,383
FHLMC Multifamily Structured Pass-Through Certificates, Series KS03, Class A4	3.161%	(cc)	05/25/25	8,400	8,578,849
GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class A1A	5.483%	(cc)	12/10/49	5,567	5,587,381
GS Mortgage Securities Trust, Series 2013-GC14, Class AAB	3.817%		08/10/46	5,000	5,196,352
GS Mortgage Securities Trust, Series 2014-GC20, Class A5	3.998%		04/10/47	5,951	6,294,657
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A4	3.363%		07/15/45	1,100	1,132,383
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2	3.003%		01/15/47	3,282	3,296,851
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4	3.801%		09/15/47	5,673	5,945,167
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class A3	3.098%		11/15/47	8,000	8,045,054
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class A4A1	3.373%		11/15/47	1,500	1,539,173
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A2	2.734%		02/15/48	8,130	8,178,487
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A3	3.322%		07/15/48	6,400	6,556,295
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP6, Class A3	3.108%		07/15/50	20,000	19,939,910
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A3A	2.881%		06/15/49	4,000	3,949,982
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2008-C2, Class A1A	5.998%		02/12/51	5,696	5,688,656
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A3, 144A	4.388%		02/15/46	13,444	13,512,931
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI, Class A, 144A	2.798%		10/05/31	5,150	5,155,829
Ladder Capital Commercial Mortgage Securities Trust, Series 2017-LC26, Class A2, 144A	3.128%		07/12/50	16,454	16,760,553
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AMFL, 144A	6.114%		07/15/40	4,615	4,614,559

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A2	3.085%	08/15/46	9,439	$9,484,947
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A2	3.101%	12/15/47	4,000	4,057,040
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5	3.635%	10/15/48	5,000	5,201,920
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class A4	3.753%	12/15/47	3,447	3,615,204
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31, Class A4	2.840%	11/15/49	2,500	2,451,826
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A3	3.459%	12/15/49	10,000	10,275,558
Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A3	2.791%	11/15/49	22,250	21,757,136
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%	03/10/46	12,735	12,823,241
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A2	2.552%	06/15/48	9,808	9,827,799
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A3	3.411%	09/15/58	7,000	7,172,989
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A4	3.498%	07/15/58	7,000	7,219,824
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A3	2.674%	07/15/48	16,000	15,541,234
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A4	3.525%	12/15/49	12,500	12,904,865
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class A3	3.374%	12/15/59	20,000	20,390,744
Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A3	3.317%	10/15/50	15,000	15,238,066
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A2	2.590%	11/15/50	11,215	11,153,085
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A3	3.210%	11/15/50	20,000	20,137,918

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $644,308,938)				641,700,463

CORPORATE BONDS — 51.4%
Agriculture — 0.4%
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A	3.500%	06/15/22	3,165	3,237,759
Reynolds American, Inc. (United Kingdom), Gtd. Notes	4.450%	06/12/25	5,000	5,331,228

				8,568,987

Airlines — 0.1%
Continental Airlines 2007-1 Class A Pass Through Trust, Pass-Through Certificates	5.983%	04/19/22	1,330	1,450,152
Continental Airlines 2010-1 Class A Pass Through Trust, Pass-Through Certificates	4.750%	01/12/21	159	166,285
Delta Air Lines 2010-1 Class A Pass-Through Trust, Pass-Through Certificates^	6.200%	07/02/18	314	319,057

				1,935,494

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Auto Manufacturers — 2.0%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A(a)	3.300%	05/19/25	3,295	$3,342,266
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.134%	08/04/25	21,530	22,266,706
General Motors Co., Sr. Unsec’d. Notes	6.600%	04/01/36	3,385	4,124,244
General Motors Financial Co., Inc., Gtd. Notes	3.450%	04/10/22	1,020	1,033,598
General Motors Financial Co., Inc., Gtd. Notes	4.300%	07/13/25	17,246	17,971,896

				48,738,710

Auto Parts & Equipment — 0.2%
Lear Corp., Sr. Unsec’d. Notes	5.250%	01/15/25	3,767	4,021,825

Banks — 12.8%
Bank of America Corp., Jr. Sub. Notes	6.100%	12/29/49	6,000	6,585,000
Bank of America Corp., Jr. Sub. Notes(a)	6.300%	12/29/49	2,160	2,440,800
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%	01/11/23	7,430	7,600,890
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.500%	04/19/26	3,000	3,067,209
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.593%	07/21/28	3,390	3,445,778
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%	01/22/24	13,420	14,272,912
Bank of America Corp., Sub. Notes, MTN	3.950%	04/21/25	5,000	5,170,592
Bank of America Corp., Sub. Notes, MTN	4.200%	08/26/24	8,250	8,687,834
Bank of America Corp., Sub. Notes, MTN	4.450%	03/03/26	2,500	2,668,510
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	2.750%	11/08/19	515	516,107
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.684%	01/10/23	350	355,172
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.375%	01/12/26	15,293	15,908,084
Capital One NA, Sr. Unsec’d. Notes	2.950%	07/23/21	880	885,242
Citigroup, Inc., Jr. Sub. Notes	5.950%	12/29/49	8,500	8,882,500
Citigroup, Inc., Sr. Unsec’d. Notes	3.200%	10/21/26	11,000	10,914,056
Citigroup, Inc., Sr. Unsec’d. Notes	3.700%	01/12/26	6,960	7,165,386
Citigroup, Inc., Sub. Notes	4.400%	06/10/25	8,400	8,866,488
Citigroup, Inc., Sub. Notes	4.450%	09/29/27	6,545	6,929,208
Credit Suisse Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	2.997%	12/14/23	10,695	10,569,389
Discover Bank, Sr. Unsec’d. Notes	3.450%	07/27/26	3,250	3,208,241
Discover Bank, Sr. Unsec’d. Notes	4.250%	03/13/26	4,600	4,797,556
Discover Bank, Sub. Notes	7.000%	04/15/20	1,665	1,814,820
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375%	12/29/49	8,000	8,240,000
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%	05/22/25	14,200	14,629,568
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.850%	01/26/27	240	246,398
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	3.850%	07/08/24	7,320	7,592,794
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	4.000%	03/03/24	1,995	2,093,029
Goldman Sachs Group, Inc. (The), Sub. Notes	4.250%	10/21/25	9,410	9,834,672
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.875%	01/14/22	4,535	4,879,359
JPMorgan Chase & Co., Jr. Sub. Notes	5.300%	12/29/49	7,000	7,259,700
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	12/31/49	1,000	1,012,500
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.200%	06/15/26	7,500	7,495,979
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.625%	05/13/24	6,250	6,498,806

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Banks (continued)
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.900%	07/15/25	15,695	$16,453,745
JPMorgan Chase & Co., Sub. Notes	4.250%	10/01/27	13,365	14,205,016
Lloyds Bank PLC (United Kingdom), Gtd. Notes, MTN, 144A	5.800%	01/13/20	1,000	1,065,294
Morgan Stanley, Jr. Sub. Notes	5.450%	12/31/49	8,000	8,212,000
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750%	02/25/23	3,200	3,316,356
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	4.000%	07/23/25	14,045	14,705,827
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.125%	07/27/26	5,000	4,931,649
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.875%	04/29/24	4,000	4,176,303
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.971%	07/22/38	760	786,976
Morgan Stanley, Sub. Notes, GMTN	4.350%	09/08/26	13,500	14,146,091
Morgan Stanley, Sub. Notes, MTN	4.100%	05/22/23	1,165	1,213,745
Morgan Stanley, Sub. Notes, MTN	5.000%	11/24/25	910	995,761
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	3.000%	01/18/23	2,090	2,086,600
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	4.125%	09/24/25	9,005	9,450,331
Wells Fargo & Co., Jr. Sub. Notes(a)	5.875%	12/29/49	7,500	8,306,625

				308,586,898

Biotechnology — 1.4%
Amgen, Inc., Sr. Unsec’d. Notes	2.600%	08/19/26	1,280	1,225,639
Amgen, Inc., Sr. Unsec’d. Notes	3.625%	05/22/24	6,500	6,753,428
Amgen, Inc., Sr. Unsec’d. Notes	3.875%	11/15/21	6,470	6,762,360
Biogen, Inc., Sr. Unsec’d. Notes	3.625%	09/15/22	5,625	5,829,472
Celgene Corp., Sr. Unsec’d. Notes	3.250%	08/15/22	7,315	7,430,802
Celgene Corp., Sr. Unsec’d. Notes	3.550%	08/15/22	350	360,510
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.700%	04/01/24	5,500	5,754,042

				34,116,253

Building Materials — 0.3%
Johnson Controls International PLC, Sr. Unsec’d. Notes	3.900%	02/14/26	880	920,727
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	4.250%	07/02/24	640	673,196
USG Corp., Gtd. Notes, 144A	5.500%	03/01/25	5,000	5,312,500

				6,906,423

Chemicals — 2.7%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	785	793,862
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.375%	03/15/25	4,672	4,693,616
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.500%	06/01/23	6,000	6,155,365
CF Industries, Inc., Gtd. Notes	7.125%	05/01/20	1,877	2,046,493
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.000%	11/15/22	2,000	2,010,601
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.500%	10/01/24	13,185	13,565,316
LYB International Finance BV, Gtd. Notes	4.000%	07/15/23	16,796	17,581,810
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.750%	04/15/24	5,000	5,698,442
Mosaic Co. (The), Sr. Unsec’d. Notes(a)	4.250%	11/15/23	3,295	3,412,025
Potash Corp. of Saskatchewan, Inc. (Canada), Sr. Unsec’d. Notes(a)	4.000%	12/15/26	5,000	5,201,827
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	3.125%	06/01/24	2,795	2,810,408
WR Grace & Co., Gtd. Notes, 144A	5.125%	10/01/21	805	846,256

				64,816,021

Commercial Services — 0.1%
ERAC USA Finance LLC, Gtd. Notes, 144A	2.800%	11/01/18	260	261,225

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Commercial Services (continued)
ERAC USA Finance LLC, Gtd. Notes, 144A	3.800%	11/01/25	2,445	$2,499,773

				2,760,998

Computers — 0.6%
Apple, Inc., Sr. Unsec’d. Notes	2.850%	02/23/23	13,280	13,459,909

Diversified Financial Services — 0.3%
Jefferies Group LLC, Sr. Unsec’d. Notes	5.125%	01/20/23	2,280	2,471,073
Synchrony Financial, Sr. Unsec’d. Notes	4.500%	07/23/25	3,695	3,861,290

				6,332,363

Electric — 3.6%
AEP Transmission Co. LLC, Sr. Unsec’d. Notes	3.100%	12/01/26	2,485	2,489,936
Dominion Energy, Inc., Sr. Unsec’d. Notes	3.900%	10/01/25	11,130	11,615,393
DPL, Inc., Sr. Unsec’d. Notes	7.250%	10/15/21	3,000	3,330,000
Duke Energy Carolinas LLC, First Ref. Mortgage	2.950%	12/01/26	7,175	7,121,106
Duke Energy Progress LLC, First Mortgage(a)	3.250%	08/15/25	7,140	7,288,599
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	4.350%	01/15/25	750	791,230
Florida Power & Light Co., First Mortgage	3.125%	12/01/25	14,148	14,385,628
Kentucky Utilities Co., First Mortgage	3.300%	10/01/25	2,150	2,200,909
Louisville Gas & Electric Co., First Mortgage	3.300%	10/01/25	3,065	3,142,518
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.400%	08/15/24	5,465	5,569,197
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.500%	06/15/25	14,380	14,700,981
PacifiCorp, First Mortgage	3.350%	07/01/25	2,270	2,319,763
Virginia Electric & Power Co., Sr. Unsec’d. Notes	2.950%	01/15/22	5	5,062
Virginia Electric & Power Co., Sr. Unsec’d. Notes	3.100%	05/15/25	3,400	3,425,712
Virginia Electric & Power Co., Sr. Unsec’d. Notes	3.150%	01/15/26	3,900	3,937,427
Xcel Energy, Inc., Sr. Unsec’d. Notes	3.350%	12/01/26	5,115	5,178,147

				87,501,608

Entertainment — 0.1%
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.875%	11/01/20	2,290	2,375,875

Foods — 0.6%
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A	7.250%	06/01/21	3,000	3,048,750
JM Smucker Co. (The), Sr. Unsec’d. Notes	3.000%	03/15/22	655	659,328
Kraft Heinz Foods Co., Gtd. Notes	3.950%	07/15/25	10,980	11,340,926

				15,049,004

Forest Products & Paper — 0.1%
International Paper Co., Sr. Unsec’d. Notes	3.000%	02/15/27	2,320	2,249,352

Gas — 0.1%
Southern California Gas Co., First Mortgage	3.200%	06/15/25	3,300	3,373,560

Healthcare-Products — 1.3%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900%	11/30/21	6,270	6,342,587
Abbott Laboratories, Sr. Unsec’d. Notes	3.875%	09/15/25	5,198	5,376,408
Medtronic, Inc., Gtd. Notes	3.500%	03/15/25	11,340	11,763,515
Zimmer Biomet Holdings, Inc., Sr. Unsec’d. Notes	3.550%	04/01/25	7,500	7,495,019

				30,977,529

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Healthcare-Services — 3.5%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	7,000	$7,286,049
Anthem, Inc., Sr. Unsec’d. Notes	3.300%	01/15/23	7,315	7,422,281
Anthem, Inc., Sr. Unsec’d. Notes	3.500%	08/15/24	9,975	10,169,900
Cigna Corp., Sr. Unsec’d. Notes	3.250%	04/15/25	5,000	5,024,380
HCA, Inc., Sr. Sec’d. Notes	5.250%	06/15/26	5,000	5,300,000
Humana, Inc., Sr. Unsec’d. Notes	3.950%	03/15/27	3,345	3,463,361
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200%	02/01/22	17,530	17,872,594
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125%	07/01/52	125	131,687
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	3.500%	03/30/25	14,145	14,307,955
Tenet Healthcare Corp., Sr. Sec’d. Notes	6.000%	10/01/20	3,425	3,621,252
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.750%	07/15/25	9,768	10,295,714

				84,895,173

Housewares — 0.6%
Newell Brands, Inc., Sr. Unsec’d. Notes	3.850%	04/01/23	13,855	14,336,608

Insurance — 1.8%
American International Group, Inc., Sr. Unsec’d. Notes	3.300%	03/01/21	905	922,580
American International Group, Inc., Sr. Unsec’d. Notes	3.750%	07/10/25	17,315	17,852,175
American International Group, Inc., Sr. Unsec’d. Notes	4.125%	02/15/24	5,000	5,283,016
Arch Capital Finance LLC, Gtd. Notes	4.011%	12/15/26	2,370	2,467,464
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.950%	05/01/22	5,835	6,296,206
Markel Corp., Sr. Unsec’d. Notes	3.625%	03/30/23	355	361,417
Markel Corp., Sr. Unsec’d. Notes	4.900%	07/01/22	2,510	2,709,630
Principal Financial Group, Inc., Gtd. Notes	3.125%	05/15/23	3,500	3,518,857
Principal Financial Group, Inc., Gtd. Notes	3.300%	09/15/22	2,650	2,695,437
Swiss Re Treasury US Corp. (Switzerland), Gtd. Notes, 144A	2.875%	12/06/22	1,185	1,186,623
WR Berkley Corp., Sr. Unsec’d. Notes	4.625%	03/15/22	690	734,315
WR Berkley Corp., Sr. Unsec’d. Notes	5.375%	09/15/20	515	550,255

				44,577,975

Lodging — 0.1%
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%	09/15/22	1,320	1,344,234

Media — 2.7%
21st Century Fox America, Inc., Gtd. Notes	3.700%	10/15/25	650	678,318
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.875%	05/01/27	4,000	4,120,000
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.908%	07/23/25	14,125	15,017,491
Comcast Corp., Gtd. Notes	3.000%	02/01/24	8,200	8,254,277
Comcast Corp., Gtd. Notes	3.375%	02/15/25	2,750	2,823,554
Comcast Corp., Gtd. Notes	3.375%	08/15/25	6,000	6,157,704
Discovery Communications LLC, Gtd. Notes(a)	3.950%	03/20/28	4,830	4,804,187
Time Warner Cable LLC, Sr. Sec’d. Notes	8.750%	02/14/19	2,525	2,692,224
Time Warner, Inc., Gtd. Notes	3.600%	07/15/25	12,300	12,327,512
Time Warner, Inc., Gtd. Notes	3.800%	02/15/27	3,265	3,261,914
Time Warner, Inc., Gtd. Notes	4.000%	01/15/22	1,720	1,790,934
Time Warner, Inc., Gtd. Notes	4.750%	03/29/21	265	282,066
Viacom, Inc., Sr. Unsec’d. Notes	3.125%	06/15/22	2,000	1,978,525

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Media (continued)
Viacom, Inc., Sr. Unsec’d. Notes	3.875%	12/15/21	1,100	$1,122,004

				65,310,710

Mining — 0.1%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A	6.250%	10/19/75	1,360	1,472,200

Miscellaneous Manufacturing — 0.1%
Amsted Industries, Inc., Gtd. Notes, 144A	5.000%	03/15/22	2,675	2,738,531

Multi-National — 0.3%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%	09/27/21	4,485	4,385,792
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.200%	07/18/20	2,195	2,177,879
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.750%	01/06/23	445	440,038

				7,003,709

Oil & Gas — 3.2%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	3.450%	07/15/24	1,000	995,862
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	3.000%	08/15/22	895	889,417
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes(a)	4.250%	04/15/27	4,950	4,938,078
Concho Resources, Inc., Gtd. Notes	3.750%	10/01/27	2,305	2,335,095
ConocoPhillips Co., Gtd. Notes	4.950%	03/15/26	10,000	11,350,767
Devon Energy Corp., Sr. Unsec’d. Notes(a)	3.250%	05/15/22	8,511	8,657,344
Devon Energy Corp., Sr. Unsec’d. Notes	5.000%	06/15/45	280	312,353
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%	07/15/41	470	553,976
EOG Resources, Inc., Sr. Unsec’d. Notes(a)	3.150%	04/01/25	6,155	6,132,124
EOG Resources, Inc., Sr. Unsec’d. Notes	4.150%	01/15/26	11,418	12,152,174
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	4.950%	07/19/22	1,630	1,705,714
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.510%	03/07/22	870	962,220
Helmerich & Payne International Drilling Co., Gtd. Notes	4.650%	03/15/25	1,930	2,031,613
Kerr-McGee Corp., Gtd. Notes	6.950%	07/01/24	2,000	2,357,555
Nabors Industries, Inc., Gtd. Notes	4.625%	09/15/21	420	400,050
Nabors Industries, Inc., Gtd. Notes	5.000%	09/15/20	2,925	2,917,688
Nabors Industries, Inc., Gtd. Notes	6.150%	02/15/18	1,802	1,806,505
Noble Energy, Inc., Sr. Unsec’d. Notes(a)	4.150%	12/15/21	9,155	9,539,691
Petroleos Mexicanos (Mexico), Gtd. Notes	3.500%	07/23/20	1,610	1,631,735
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	01/21/21	2,000	2,122,000
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	3.950%	07/15/22	2,000	2,084,594

				75,876,555

Oil & Gas Services — 0.1%
Cameron International Corp., Gtd. Notes	3.600%	04/30/22	1,400	1,421,530
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000%	12/21/25	2,000	2,101,682

				3,523,212

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Packaging & Containers — 0.0%
WestRock RKT Co., Gtd. Notes	4.900%	03/01/22	775	$835,746

Pharmaceuticals — 2.9%
AbbVie, Inc., Sr. Unsec’d. Notes	2.900%	11/06/22	1,030	1,032,995
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25	19,796	20,351,787
Allergan Funding SCS, Gtd. Notes	3.450%	03/15/22	2,055	2,087,991
Allergan Funding SCS, Gtd. Notes(a)	3.800%	03/15/25	18,710	19,047,655
Express Scripts Holding Co., Gtd. Notes	3.400%	03/01/27	13,395	13,144,690
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.875%	09/23/23	13,265	13,040,482

				68,705,600

Pipelines — 2.2%
Enterprise Products Operating LLC, Gtd. Notes	3.900%	02/15/24	13,795	14,374,405
Kinder Morgan Energy Partners LP, Gtd. Notes	5.000%	10/01/21	4,200	4,476,591
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	1,885	1,966,942
MPLX LP, Sr. Unsec’d. Notes	4.125%	03/01/27	2,980	3,052,231
ONEOK Partners LP, Gtd. Notes	3.375%	10/01/22	3,715	3,741,032
ONEOK Partners LP, Gtd. Notes	5.000%	09/15/23	2,525	2,705,424
ONEOK, Inc., Gtd. Notes	4.000%	07/13/27	1,535	1,555,766
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	3.600%	11/01/24	2,185	2,127,877
Spectra Energy Partners LP, Sr. Unsec’d. Notes	3.500%	03/15/25	5,000	5,021,051
Spectra Energy Partners LP, Sr. Unsec’d. Notes	4.750%	03/15/24	4,340	4,718,349
Williams Partners LP, Sr. Unsec’d. Notes	3.600%	03/15/22	1,580	1,616,199
Williams Partners LP, Sr. Unsec’d. Notes	4.000%	09/15/25	6,884	7,043,801

				52,399,668

Real Estate Investment Trusts (REITs) — 0.6%
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.500%	02/01/21	6,500	6,638,125
Select Income REIT, Sr. Unsec’d. Notes	2.850%	02/01/18	2,000	2,000,000
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22	515	528,595
Weyerhaeuser Co., Sr. Unsec’d. Notes	4.625%	09/15/23	6,040	6,486,123

				15,652,843

Retail — 0.8%
CVS Health Corp., Sr. Unsec’d. Notes	3.375%	08/12/24	4,000	4,021,566
CVS Health Corp., Sr. Unsec’d. Notes	3.875%	07/20/25	11,328	11,666,352
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700%	01/30/26	3,938	4,104,918

				19,792,836

Savings & Loans — 0.1%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%	12/06/22	2,500	2,559,838

Semiconductors — 1.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	3.625%	01/15/24	12,000	11,932,617
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.625%	06/15/22	5,000	5,231,250
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	5.750%	03/15/23	9,075	9,369,938

				26,533,805

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Software — 1.3%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	4.500%	10/15/22	4,556	$4,876,872
Microsoft Corp., Sr. Unsec’d. Notes	3.125%	11/03/25	15,000	15,314,138
Oracle Corp., Sr. Unsec’d. Notes	2.950%	05/15/25	5,000	5,021,642
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34	5,880	6,534,721

				31,747,373

Telecommunications — 2.3%
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25	31,425	30,895,501
AT&T, Inc., Sr. Unsec’d. Notes	3.950%	01/15/25	6,228	6,376,626
CommScope Technologies LLC, Gtd. Notes, 144A	6.000%	06/15/25	4,000	4,250,000
Level 3 Financing, Inc., Gtd. Notes	6.125%	01/15/21	4,250	4,319,062
SingTel Group Treasury Pte Ltd. (Singapore), Gtd. Notes, EMTN	4.500%	09/08/21	3,690	3,919,511
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.500%	08/10/33	1,950	2,045,218
Verizon Communications, Inc., Sr. Unsec’d. Notes, 144A	3.376%	02/15/25	2,782	2,792,507

				54,598,425

Transportation — 0.2%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.000%	04/01/25	4,965	5,003,214

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	3.200%	07/15/20	1,865	1,892,818

Utilities — 0.1%
State Grid Overseas Investment 2013 Ltd. (China), Sr. Unsec’d. Notes	3.125%	05/22/23	2,000	1,998,084

Water — 0.5%
American Water Capital Corp., Sr. Unsec’d. Notes	3.000%	12/01/26	13,140	12,968,369

TOTAL CORPORATE BONDS (cost $1,194,450,016)				1,237,538,335

MUNICIPAL BONDS — 1.8%
Arizona — 0.3%
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, BABs	4.839%	01/01/41	6,500	7,822,815

California — 0.5%
Bay Area Toll Authority, California Toll Bridge, Revenue Bonds, BABs	6.263%	04/01/49	2,930	4,328,548
State of California, BABs, GO, General Obligation Unlimited	7.625%	03/01/40	5,800	9,073,810

				13,402,358

Colorado — 0.2%
Regional Transportation District Co. Sales Tax, Revenue Bonds, Series B, BABs	5.844%	11/01/50	2,895	3,944,090

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Massachusetts — 0.1%
Massachusetts State Water Pollution Abatement, Revenue Bonds, BABs	5.192%		08/01/40	1,400	$1,633,912

New York — 0.1%
New York City Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, BABs	5.767%		08/01/36	2,000	2,510,920

Ohio — 0.2%
Ohio State University (The), Revenue Bonds, BABs	4.910%		06/01/40	1,300	1,574,859
Ohio State Water Development Authority, Revenue Bonds, Series B-2, BABs	4.879%		12/01/34	2,000	2,304,720

					3,879,579

Oregon — 0.0%
State of Oregon Department of Transportation, Series A, Revenue Bonds, BABs	5.834%		11/15/34	500	643,950

Pennsylvania — 0.2%
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%		12/01/45	4,000	5,232,160

Texas — 0.1%
San Antonio Electric & Gas, Revenue Bonds	4.427%		02/01/42	1,750	2,021,372

Washington — 0.1%
Central Puget Sound Regional Transit Authority, Revenue Bonds, BABs	5.491%		11/01/39	2,330	2,980,629

TOTAL MUNICIPAL BONDS (cost $40,265,914)					44,071,785

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.2%
Alternative Loan Trust, Series 2005-38, Class A3, 1 Month LIBOR + 0.350%	1.902%	(c)	09/25/35	3,621	3,383,152
Alternative Loan Trust, Series 2005-69, Class A1, Federal Reserve US 12 Month Cumulative Avg. 1 Year CMT + 1.000%	2.063%	(c)	12/25/35	2,483	2,371,892
Bayview Opportunity Master Fund IVb Trust, Series 2017-CRT1, Class M, 1 Month LIBOR + 2.150%, 144A	3.714%	(c)	10/25/28	4,660	4,667,236
Bellemeade Re Ltd. (Bermuda), Series 2017-1, Class M1, 1 Month LIBOR + 1.700%, 144A	3.252%	(c)	10/25/27	1,653	1,656,237
CIM Trust, Series 2017-3, Class A1, 1 Month LIBOR + 2.000%, 144A	3.361%	(c)	01/25/57	2,580	2,634,466
CIM Trust, Series 2017-6, Class A1, 144A	3.015%	(cc)	06/25/57	4,186	4,142,794
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-17, Class 2A1	6.500%		10/25/37	4,420	3,539,262
Fannie Mae Connecticut Avenue Securities, Series 2016-C03, Class 2M1, 1 Month LIBOR + 2.200%	3.752%	(c)	10/25/28	4,291	4,331,896
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 1 Month LIBOR + 1.850%	3.402%	(c)	10/25/27	2,240	2,294,942
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA3, Class M2, 1 Month LIBOR + 1.350%	2.902%	(c)	03/25/29	2,250	2,282,860

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Harborview Mortgage Loan Trust, Series 2007-7, Class 2A1A, 1 Month LIBOR + 1.000%	2.552	%(c)	10/25/37	10,551	$10,422,900
IndyMac INDX Mortgage Loan Trust, Series 2004-AR15, Class 3A1	3.544	%(cc)	02/25/35	4,289	4,270,043
LSTAR Securities Investment Ltd., Series 2017-6, Class A, 1 Month LIBOR + 1.750%, 144A^	3.318	%(c)	09/01/22	3,263	3,265,053
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR10, Class 1A1	3.235	%(cc)	09/25/36	2,282	2,210,202
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 1A1	3.354	%(cc)	07/25/36	1,445	1,404,582

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $50,510,603)					52,877,517

SOVEREIGN BONDS — 2.7%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125%		10/11/27	8,845	8,648,287
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.375%		07/12/21	3,000	3,163,500
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	4.875%		05/05/21	3,925	4,186,028
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, EMTN	3.750%		04/25/22	2,695	2,774,742
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, EMTN	4.750%		01/08/26	250	271,586
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	3.750%		04/25/22	2,500	2,573,972
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	1.500%		07/21/21	2,200	2,121,715
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%		07/21/20	6,400	6,351,113
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.000%		09/08/20	800	789,232
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%		04/13/21	3,000	2,948,021
Kuwait International Government Bond (Kuwait), Sr. Unsec’d. Notes, 144A	2.750%		03/20/22	5,710	5,689,444
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.000%		10/02/23	3,000	3,139,500
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	6.050%		01/11/40	5,000	5,890,000
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.000%		09/22/24	6,000	6,381,001
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	6.375%		10/23/34	2,000	2,674,842
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	5.000%		03/23/22	3,000	3,285,000
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, MTN, 144A	2.375%		10/26/21	4,030	3,931,104

TOTAL SOVEREIGN BONDS (cost $63,909,896)					64,819,087

U.S. GOVERNMENT AGENCY OBLIGATION — 1.1%
Federal National Mortgage Assoc. (cost $26,880,711)(k)	6.250%		05/15/29	20,000	26,738,140

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. TREASURY OBLIGATIONS — 3.7%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/22	5,624	$5,584,577
U.S. Treasury Notes	2.000%		11/30/22	6,660	6,599,384
U.S. Treasury Notes(h)	2.250%		10/31/24	1,690	1,682,210
U.S. Treasury Notes	2.250%		11/15/27	6,061	5,975,530
U.S. Treasury Strips Coupon	2.783%	(s)	08/15/29	9,300	6,906,125
U.S. Treasury Strips Coupon(k)	2.860%	(s)	05/15/24	40,000	34,397,822
U.S. Treasury Strips Coupon	2.878%	(s)	05/15/31	9,300	6,565,606
U.S. Treasury Strips Coupon	3.042%	(s)	11/15/35	18,600	11,510,994
U.S. Treasury Strips Coupon	3.202%	(s)	08/15/40	18,600	9,947,010

TOTAL U.S. TREASURY OBLIGATIONS (cost $86,348,994)					89,169,258

TOTAL LONG-TERM INVESTMENTS (cost $2,334,328,908)					2,388,779,727

				Shares
SHORT-TERM INVESTMENTS — 3.1%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)				26,667,143	26,667,143
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $47,322,259; includes $47,262,282 of cash collateral for securities on loan)(b)(w)				47,321,615	47,321,615

TOTAL SHORT-TERM INVESTMENTS (cost $73,989,402)					73,988,758

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 102.3% (cost $2,408,318,310)					2,462,768,485

OPTIONS WRITTEN~* — (0.0)% (premiums received $2,185,200)					(1,046,400)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 102.3% (cost $2,406,133,110)					2,461,722,085
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (2.3)%					(55,284,036)

NET ASSETS — 100.0%					$2,406,438,049

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $3,584,110 and 0.1% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $46,283,012; cash collateral of $47,262,282 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(p)	Interest rate not available as of December 31, 2017.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in total investments, net of options written, at market value:

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay		Notional Amount (000)#	Value
CDX.NA.HY.29.V1, 12/20/22	Put	Goldman Sachs & Co.	01/17/18	$96.00	5.00%	(Q)	CDX.NA.HY.29.V1	(Q)	100,000	$(8,285)
CDX.NA.HY.29.V1, 12/20/22	Put	Goldman Sachs & Co.	01/17/18	$97.00	5.00%	(Q)	CDX.NA.HY.29.V1	(Q)	100,000	(10,876)
CDX.NA.HY.29.V1, 12/20/22	Put	Goldman Sachs & Co.	01/17/18	$99.00	5.00%	(Q)	CDX.NA.HY.29.V1	(Q)	125,000	(25,189)
CDX.NA.HY.29.V1, 12/20/22	Put	Goldman Sachs & Co.	01/17/18	$104.00	5.00%	(Q)	CDX.NA.HY.29.V1	(Q)	200,000	(68,605)
CDX.NA.HY.29.V1, 12/20/22	Put	Goldman Sachs & Co.	02/21/18	$97.00	5.00%	(Q)	CDX.NA.HY.29.V1	(Q)	50,000	(19,127)
CDX.NA.HY.29.V1, 12/20/22	Put	BNP Paribas	03/21/18	$100.00	5.00%	(Q)	CDX.NA.HY.29.V1	(Q)	47,000	(58,548)
CDX.NA.HY.29.V1, 12/20/22	Put	BNP Paribas	06/20/18	$96.00	5.00%	(Q)	CDX.NA.HY.29.V1	(Q)	100,000	(244,506)
CDX.NA.HY.29.V1, 12/20/22	Put	BNP Paribas	06/20/18	$96.00	5.00%	(Q)	CDX.NA.HY.29.V1	(Q)	250,000	(611,264)

Total Options Written										$(1,046,400)

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2,119	2 Year U.S. Treasury Notes	Mar. 2018	$454,542,340	$453,697,766	$(844,574)
699	5 Year U.S. Treasury Notes	Mar. 2018	81,543,822	81,198,680	(345,142)
7,511	10 Year U.S. Treasury Notes	Mar. 2018	935,774,472	931,716,078	(4,058,394)
298	10 Year U.S. Ultra Treasury Notes	Mar. 2018	39,932,468	39,801,625	(130,843)
824	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	137,357,585	138,148,750	791,165

					(4,587,788)

Short Positions:
623	90 Day Euro Dollar	Dec. 2018	152,719,373	152,409,162	310,211
2,240	20 Year U.S. Treasury Bonds	Mar. 2018	342,062,861	342,720,000	(657,139)

					(346,928)

					$(4,934,716)

Securities with a combined market value of $8,884,018 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2017.

Credit default swap agreements outstanding at December 31, 2017:

Reference Entity/Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.29.V1	12/20/22	1.000%	(Q)	172,000	$(3,884,453)	$(4,157,297)	$(272,844)

Reference Entity/Obligation	Termination Date	Fixed Rate		Notional Amount# (000)(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(1):
CMBX.NA.9.AAA	09/17/58	0.500%	(M)	50,000	$(96,000)	$1,112,711	$(1,208,711)	Credit Suisse First Boston Corp.
CMBX.NA.9.AAA	09/17/58	0.500%	(M)	25,000	(48,000)	528,120	(576,120)	Goldman Sachs & Co.
CMBX.NA.9.AAA	09/17/58	0.500%	(M)	25,000	(48,000)	518,064	(566,064)	Goldman Sachs & Co.
CMBX.NA.9.AAA	09/17/58	0.500%	(M)	9,300	(17,856)	195,698	(213,554)	UBS AG

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate		Notional Amount# (000)(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(1) (continued):
CMBX.NA.10.AAA	11/17/59	0.500%	(M)	25,000	$48,924	$622,413	$(573,489)	Credit Suisse First Boston Corp.
CMBX.NA.10.AAA	11/17/59	0.500%	(M)	25,000	48,924	685,554	(636,630)	Goldman Sachs & Co.
CMBX.NA.10.AAA	11/17/59	0.500%	(M)	25,000	48,924	601,964	(553,040)	Morgan Stanley
CMBX.NA.10.AAA	11/17/59	0.500%	(M)	25,000	48,924	321,070	(272,146)	Goldman Sachs & Co.

					$(14,160)	$4,585,594	$(4,599,754)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Inflation swap agreement outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreement:
3,290	10/25/27	2.160%	(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$76	$(30,976)	$(31,052)

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#	Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
146,515	06/30/19	1.486%	(A)	1 Day USOIS(1)(A)	$(53,298)	$450,367	$503,665
32,905	06/30/19	1.502%	(A)	1 Day USOIS(1)(A)	(17,242)	92,099	109,341
37,430	09/30/19	1.707%	(A)	1 Day USOIS(1)(A)	10,540	64,614	54,074
35,870	12/31/19	1.840%	(A)	1 Day USOIS(1)(A)	(4,302)	35,133	39,435
5,330	08/31/21	2.015%	(S)	3 Month LIBOR(1)(Q)	(15,213)	3,784	18,997
13,400	10/17/21	1.478%	(S)	3 Month LIBOR(1)(Q)	11,492	349,844	338,352
111,980	11/30/22	1.850%	(S)	3 Month LIBOR(1)(Q)	656	1,966,259	1,965,603
56,910	08/15/23	1.459%	(S)	3 Month LIBOR(1)(Q)	2,601,494	2,203,765	(397,729)
11,308	11/15/23	2.209%	(S)	3 Month LIBOR(1)(Q)	104	24,662	24,558
9,115	02/15/24	2.183%	(S)	3 Month LIBOR(1)(Q)	(18,063)	(9,285)	8,778
8,020	02/15/24	2.115%	(S)	3 Month LIBOR(1)(Q)	19,489	25,457	5,968
730	05/15/24	1.808%	(A)	1 Day USOIS(1)(A)	—	6,577	6,577
38,385	08/15/24	2.170%	(S)	3 Month LIBOR(1)(Q)	138,038	291,586	153,548
27,355	08/15/24	2.176%	(S)	3 Month LIBOR(1)(Q)	104,341	204,211	99,870
5,225	08/15/24	2.168%	(S)	3 Month LIBOR(1)(Q)	—	41,352	41,352
11,915	11/15/24	2.334%	(S)	3 Month LIBOR(1)(Q)	12,881	(1,240)	(14,121)
20,811	02/15/27	1.824%	(A)	1 Day USOIS(1)(A)	272,073	348,736	76,663
9,845	02/15/27	2.067%	(A)	1 Day USOIS(1)(A)	(6,359)	(42,738)	(36,379)
3,045	02/15/27	1.965%	(A)	1 Day USOIS(1)(A)	—	13,885	13,885
2,885	02/15/27	1.899%	(A)	1 Day USOIS(1)(A)	4,106	29,589	25,483
3,690	05/15/27	1.823%	(A)	1 Day USOIS(1)(A)	—	71,507	71,507
785	05/15/27	2.295%	(S)	3 Month LIBOR(1)(Q)	—	5,497	5,497
17,380	02/15/36	2.338%	(S)	3 Month LIBOR(2)(Q)	(114,118)	(399,481)	(285,363)
290	11/15/43	2.659%	(S)	3 Month LIBOR(1)(Q)	—	(5,977)	(5,977)

					$2,946,619	$5,770,203	$2,823,584

A security with a market value of $10,734,026 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$4,585,594	$—	$—	$(4,599,754)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$43,573,806	$—
Collateralized Loan Obligations	—	115,044,076	—
Home Equity Loans	—	22,047,806	—
Residential Mortgage-Backed Securities	—	51,199,454	—
Commercial Mortgage-Backed Securities	—	641,700,463	—
Corporate Bonds	—	1,237,219,278	319,057
Municipal Bonds	—	44,071,785	—
Residential Mortgage-Backed Securities	—	49,612,464	3,265,053
Sovereign Bonds	—	64,819,087	—
U.S. Government Agency Obligation	—	26,738,140	—
U.S. Treasury Obligations	—	89,169,258	—
Afiliated Mutual Funds	73,988,758	—	—
Options Written	—	(1,046,400)	—
Other Financial Instruments*
Futures Contracts	(4,934,716)	—	—
Centrally Cleared Credit Default Swap Agreements	—	(272,844)	—
OTC Credit Default Swap Agreements	—	(14,160)	—
Centrally Cleared Inflation Swap Agreement	—	(31,052)	—
Centrally Cleared Interest Rate Swap Agreements	—	2,823,584	—

Total	$69,054,042	$2,386,654,745	$3,584,110

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Commercial Mortgage-Backed Securities	26.7%
Banks	12.8
Collateralized Loan Obligations	4.8
Residential Mortgage-Backed Securities	4.3
U.S. Treasury Obligations	3.7
Electric	3.6
Healthcare-Services	3.5
Oil & Gas	3.2
Affiliated Mutual Fund (2.0% represents investments purchased with collateral from securities on loan)	3.1
Pharmaceuticals	2.9

Media	2.7%
Sovereign Bonds	2.7
Chemicals	2.7
Telecommunications	2.3
Pipelines	2.2
Auto Manufacturers	2.0
Insurance	1.8
Municipal Bonds	1.8
Automobiles	1.8
Biotechnology	1.4
Software	1.3
Healthcare-Products	1.3
U.S. Government Agency Obligation	1.1
Semiconductors	1.1
Home Equity Loans	0.9
Retail	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Real Estate Investment Trusts (REITs)	0.6%
Foods	0.6
Housewares	0.6
Computers	0.6
Water	0.5
Agriculture	0.4
Multi-National	0.3
Building Materials	0.3
Diversified Financial Services	0.3
Transportation	0.2
Auto Parts & Equipment	0.2
Oil & Gas Services	0.1
Gas	0.1
Commercial Services	0.1
Miscellaneous Manufacturing	0.1
Savings & Loans	0.1

Entertainment	0.1%
Forest Products & Paper	0.1
Utilities	0.1
Airlines	0.1
Trucking & Leasing	0.1
Mining	0.1
Lodging	0.1
Packaging & Containers	0.0 *

102.3
Options Written	(0.0)*
Liabilities in excess of other assets	(2.3)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Due from/to broker — variation margin swaps	$272,844	*
Credit contracts	Premiums paid for OTC swap agreements	4,585,594		—	—
Credit contracts	—	—		Options written outstanding, at value	1,046,400
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	4,599,754
Interest rate contracts	Due from/to broker — variation margin futures	1,101,376	*	Due from/to broker — variation margin futures	6,036,092	*
Interest rate contracts	Due from/to broker — variation margin swaps	3,563,153	*	Due from/to broker — variation margin swaps	770,621	*

Total		$9,250,123			$12,725,711

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Credit contracts	$48,500	$6,136,250	$—	$2,016,214
Interest rate contracts	(3,679,680)	1,855,031	15,379,482	11,072,568

Total	$(3,631,180)	$7,991,281	$15,379,482	$13,088,782

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Swaps
Credit contracts	$(1,848,009)	$(575,037)	$—	$(6,769,512)
Interest rate contracts	—	—	4,499,900	(11,813,807)

Total	$(1,848,009)	$(575,037)	$4,499,900	$(18,583,319)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Credit Default Swap Agreements- Buy Protection(3)	Credit Default Swap Agreements- Sell Protection(3)	Inflation Swap Agreements(3)	Interest Rate Swap Agreements(3)
$1,019,304	$838,575,600	$1,624,831,875	$301,118,413	$218,700,000	$90,000,000	$658,000	$1,213,278,600

(1)	Cost.

(2)	Value at Trade Date.

(3)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$46,283,012	$(46,283,012)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
BNP Paribas	$—	$(914,318)	$(914,318)	$914,318	$—
Credit Suisse First Boston Corp.	1,735,124	(1,782,200)	(47,076)	—	(47,076)
Goldman Sachs & Co.	2,052,808	(2,183,042)	(130,234)	130,234	—
Morgan Stanley	601,964	(553,040)	48,924	(48,924)	—
UBS AG	195,698	(213,554)	(17,856)	—	(17,856)

	$4,585,594	$(5,646,154)	$(1,060,560)	$995,628	$(64,932)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $46,283,012:
Unaffiliated investments (cost $2,334,328,908)	$2,388,779,727
Affiliated investments (cost $73,989,402)	73,988,758
Dividends and interest receivable	17,649,070
Premiums paid for OTC swap agreements	4,585,594
Receivable for investments sold	2,712,961
Due from broker-variation margin futures	1,514,590
Tax reclaim receivable	41,103
Prepaid expenses	20,721

Total Assets	2,489,292,524

LIABILITIES:
Payable to broker for collateral for securities on loan	47,262,282
Payable for investments purchased	22,028,960
Payable for fund share repurchased	6,184,650
Unrealized depreciation on OTC swap agreements	4,599,754
Due to broker-variation margin swaps	1,085,461
Options written outstanding, at value (premiums received $2,185,200)	1,046,400
Management fees payable	423,781
Accrued expenses and other liabilities	135,925
Distribution fee payable	86,665
Affiliated transfer agent fee payable	365
Loan interest payable	232

Total Liabilities	82,854,475

NET ASSETS.	$2,406,438,049

Net assets were comprised of:
Paid-in capital	$800,696,979
Retained earnings	1,605,741,070

Net assets, December 31, 2017	$2,406,438,049

Net asset value and redemption price per share, $2,406,438,049 / 320,716,662 outstanding shares of beneficial interest	$7.50

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income	$103,372,523
Affiliated dividend income	458,584
Income from securities lending, net (including affiliated income of $212,490)	217,185

104,048,292

EXPENSES
Management fees	15,875,526
Distribution fee	8,361,388
Custodian and accounting fees	256,007
Audit fee	55,179
Trustees’ fees	42,168
Legal fees and expenses	21,330
Shareholders’ reports	12,237
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,496
Miscellaneous	87,912

Total expenses	24,719,243
Less: distribution fee waiver	(1,152,831)

Net expenses	23,566,412

NET INVESTMENT INCOME (LOSS)	80,481,880

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $779)	(915,052)
Futures transactions	15,379,482
Swap agreement transactions	13,088,782
Options written transactions	7,991,281

35,544,493

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(9,971))	67,855,242
Futures	4,499,900
Swap agreements	(18,583,319)
Options written	(575,037)

53,196,786

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	88,741,279

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$169,223,159

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$80,481,880	$127,240,605
Net realized gain (loss) on investment transactions	35,544,493	229,597,092
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	53,196,786	47,025,252

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	169,223,159	403,862,949

FUND SHARE TRANSACTIONS:
Fund share sold [170,784,399 and 3,042,114,187 shares, respectively]	1,255,909,648	21,669,062,021
Fund share repurchased [560,674,836 and 2,990,825,827 shares, respectively]	(4,128,241,930)	(21,513,097,963)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(2,872,332,282)	155,964,058

CAPITAL CONTRIBUTIONS	—	17,441

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,703,109,123)	559,844,448
NET ASSETS:
Beginning of year	5,109,547,172	4,549,702,724

End of year	$2,406,438,049	$5,109,547,172

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 110.0% ASSET-BACKED SECURITIES — 23.3%	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Automobiles — 11.1%
Ally Auto Receivables Trust, Series 2014-A, Class A, 144A	0.630%	04/15/19	836	$836,163
Ally Master Owner Trust, Series 2015-3, Class A	1.630%	05/15/20	7,809	7,803,618
American Credit Acceptance Receivables Trust, Series 2015-1, Class C, 144A	4.290%	04/12/21	2,956	2,985,187
American Credit Acceptance Receivables Trust, Series 2015-3, Class C, 144A	4.840%	10/12/21	1,965	2,003,353
American Credit Acceptance Receivables Trust, Series 2016-2, Class C, 144A	6.090%	05/12/22	897	937,183
AmeriCredit Automobile Receivables Trust, Series 2013-5, Class D	2.860%	12/09/19	2,472	2,481,760
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class B	2.080%	09/08/20	1,718	1,718,792
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class A2A	1.650%	09/18/20	6,495	6,485,418
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class C	2.970%	03/20/23	2,436	2,448,778
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class A2A	1.690%	12/18/20	1,848	1,845,429
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class B	2.240%	06/19/23	1,003	994,409
AmeriCredit Automobile Receivables Trust, Series 2017-4, Class C	2.600%	09/18/23	4,383	4,368,965
AmeriCredit Automobile Receivables Trust, Series 2017-4, Class D	3.080%	12/18/23	6,477	6,451,857
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class A3	1.540%	03/09/20	935	934,767
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2A	1.420%	10/08/19	150	150,144
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class A2A	1.340%	04/08/20	899	897,426
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%	09/20/19	5,227	5,219,013
California Republic Auto Receivables Trust, Series 2014-3, Class B	2.660%	08/17/20	1,902	1,906,695
California Republic Auto Receivables Trust, Series 2015-1, Class A4	1.820%	09/15/20	2,179	2,176,309
California Republic Auto Receivables Trust, Series 2015-3, Class B	2.700%	09/15/21	492	492,193
California Republic Auto Receivables Trust, Series 2016-2, Class A3	1.560%	07/15/20	806	804,892
California Republic Auto Receivables Trust, Series 2016-2, Class B	2.520%	05/16/22	1,185	1,173,750
Capital Auto Receivables Asset Trust, Series 2014-3, Class B, 144A	2.350%	07/22/19	4,549	4,550,722
CarMax Auto Owner Trust, Series 2014-1, Class A4	1.320%	07/15/19	840	839,371
CarMax Auto Owner Trust, Series 2014-2, Class C	2.080%	01/15/20	1,119	1,119,575
CarMax Auto Owner Trust, Series 2014-3, Class B	2.040%	03/16/20	2,206	2,205,815
CarMax Auto Owner Trust, Series 2014-3, Class C	2.290%	06/15/20	1,392	1,394,162
CarMax Auto Owner Trust, Series 2015-2, Class A3	1.370%	03/16/20	446	444,665

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Automobiles (continued)
CarMax Auto Owner Trust, Series 2016-3, Class A2	1.170%	08/15/19	1,006	$1,004,989
CarMax Auto Owner Trust, Series 2016-3, Class A3	1.390%	05/17/21	2,705	2,681,946
Chesapeake Funding II LLC, Series 2016-2A, Class A1, 144A	1.880%	06/15/28	10,225	10,205,050
Chrysler Capital Auto Receivables Trust, Series 2014-AA, Class C, 144A	2.280%	11/15/19	2,374	2,376,858
Chrysler Capital Auto Receivables Trust, Series 2014-BA, Class A4, 144A	1.760%	12/16/19	302	301,593
Chrysler Capital Auto Receivables Trust, Series 2014-BA, Class D, 144A	3.440%	08/16/21	1,785	1,797,038
Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A3, 144A	1.770%	10/15/20	4,933	4,929,228
Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class B, 144A	2.880%	02/15/22	979	987,592
Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class C, 144A	3.250%	06/15/22	650	656,179
CPS Auto Receivables Trust, Series 2016-B, Class D, 144A	6.580%	03/15/22	790	838,390
CPS Auto Trust, Series 2017-D, Class A, 144A	1.870%	03/15/21	3,848	3,841,525
Drive Auto Receivables Trust, Series 2015-AA, Class C, 144A	3.060%	05/17/21	463	464,937
Drive Auto Receivables Trust, Series 2015-DA, Class C, 144A	3.380%	11/15/21	1,598	1,607,813
Drive Auto Receivables Trust, Series 2015-DA, Class D, 144A	4.590%	01/17/23	2,271	2,324,005
Drive Auto Receivables Trust, Series 2016-BA, Class B, 144A	2.560%	06/15/20	1,773	1,774,535
Drive Auto Receivables Trust, Series 2016-CA, Class B, 144A	2.370%	11/16/20	1,320	1,321,781
Drive Auto Receivables Trust, Series 2016-CA, Class C, 144A	3.020%	11/15/21	3,506	3,532,482
Drive Auto Receivables Trust, Series 2016-CA, Class D, 144A	4.180%	03/15/24	1,100	1,129,729
Drive Auto Receivables Trust, Series 2017-2, Class A2A	1.630%	08/15/19	2,308	2,307,085
Drive Auto Receivables Trust, Series 2017-2, Class A3	1.820%	06/15/20	3,452	3,449,316
Drive Auto Receivables Trust, Series 2017-2, Class B	2.250%	06/15/21	1,237	1,237,523
Drive Auto Receivables Trust, Series 2017-2, Class C	2.750%	09/15/23	1,412	1,413,998
Drive Auto Receivables Trust, Series 2017-2, Class D	3.490%	09/15/23	6,020	6,003,951
Drive Auto Receivables Trust, Series 2017-AA, Class B, 144A	2.510%	01/15/21	2,051	2,056,712
Drive Auto Receivables Trust, Series 2017-AA, Class D, 144A	4.160%	05/15/24	1,724	1,767,430
Drive Auto Receivables Trust, Series 2017-BA, Class B, 144A	2.200%	05/15/20	1,455	1,455,907
Drive Auto Receivables Trust, Series 2017-BA, Class C, 144A	2.610%	08/16/21	1,843	1,845,250
Drive Auto Receivables Trust, Series 2017-BA, Class D, 144A	3.720%	10/17/22	1,216	1,232,314
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 144A	2.130%	07/20/22	2,045	2,045,046

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Automobiles (continued)
First Investors Auto Owner Trust, Series 2016-2A, Class A1, 144A	1.530%	11/16/20	1,040	$1,038,042
First Investors Auto Owner Trust, Series 2017-2A, Class A1, 144A	1.860%	10/15/21	5,186	5,167,205
First Investors Auto Owner Trust, Series 2017-3A, Class A2, 144A	2.410%	12/15/22	1,877	1,869,548
First Investors Auto Owner Trust, Series 2017-3A, Class B, 144A	2.720%	04/17/23	715	711,666
Flagship Credit Auto Trust, Series 2014-1, Class B, 144A	2.550%	02/18/20	217	217,078
Flagship Credit Auto Trust, Series 2017-2, Class A, 144A	1.850%	07/15/21	1,823	1,818,197
Flagship Credit Auto Trust, Series 2017-3, Class A, 144A	1.880%	10/15/21	1,898	1,892,973
Flagship Credit Auto Trust, Series 2017-3, Class B, 144A	2.590%	07/15/22	1,095	1,090,505
Ford Credit Auto Owner Trust, Series 2014-C, Class A3	1.060%	05/15/19	1,249	1,248,197
Ford Credit Auto Owner Trust, Series 2016-B, Class A2A	1.080%	03/15/19	422	421,861
Ford Credit Auto Owner Trust, Series 2016-C, Class A2A	1.040%	09/15/19	1,743	1,738,417
Ford Credit Auto Owner Trust, Series 2017-2, Class B, 144A	2.600%	03/15/29	373	366,140
Foursight Capital Automobile Receivables Trust, Series 2016-1, Class A2, 144A	2.870%	10/15/21	1,943	1,944,142
GM Financial Consumer Automobile, Series 2017-1A, Class B, 144A	2.300%	06/16/23	526	522,106
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class B, 144A	1.970%	05/15/20	2,546	2,544,463
Honda Auto Receivables Owner Trust, Series 2014-4, Class A3	0.990%	09/17/18	30	29,516
Honda Auto Receivables Owner Trust, Series 2015-1, Class A3	1.050%	10/15/18	704	703,830
Honda Auto Receivables Owner Trust, Series 2015-4, Class A3	1.230%	09/23/19	6,251	6,228,986
Honda Auto Receivables Owner Trust, Series 2016-4, Class A2	1.040%	04/18/19	1,583	1,579,949
Mercedes-Benz Auto Receivables Trust, Series 2015-1, Class A3	1.340%	12/16/19	280	279,382
Mercedes-Benz Auto Receivables Trust, Series 2016-1, Class A2A	1.110%	03/15/19	1,348	1,346,734
Nissan Auto Receivables Owner Trust, Series 2016-A, Class A3	1.340%	10/15/20	3,771	3,753,728
Santander Drive Auto Receivables Trust, Series 2013-5, Class E, 144A	3.730%	03/15/21	6,398	6,441,735
Santander Drive Auto Receivables Trust, Series 2014-2, Class C	2.330%	11/15/19	1,289	1,290,769
Santander Drive Auto Receivables Trust, Series 2014-4, Class C	2.600%	11/16/20	1,139	1,141,327
Santander Drive Auto Receivables Trust, Series 2015-1, Class C	2.570%	04/15/21	279	279,954
Santander Drive Auto Receivables Trust, Series 2016-2, Class B	2.080%	02/16/21	960	960,203
Santander Drive Auto Receivables Trust, Series 2016-3, Class A2	1.340%	11/15/19	388	388,054

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles (continued)
Santander Drive Auto Receivables Trust, Series 2016-3, Class B	1.890%		06/15/21	1,282	$1,279,264
Santander Drive Auto Receivables Trust, Series 2017-2, Class A2	1.600%		03/16/20	5,777	5,772,758
Santander Drive Auto Receivables Trust, Series 2017-2, Class D	3.490%		07/17/23	3,021	3,051,213
Santander Drive Auto Receivables Trust, Series 2017-3, Class C	2.760%		12/15/22	660	660,377
SunTrust Auto Receivables Trust, Series 2015-1A, Class D, 144A	3.240%		01/16/23	4,723	4,624,870
TCF Auto Receivables Owner Trust, Series 2014-1A, Class A4, 144A	1.560%		01/15/20	1,333	1,331,663
TCF Auto Receivables Owner Trust, Series 2015-1A, Class A3, 144A	1.490%		12/16/19	150	149,530
TCF Auto Receivables Owner Trust, Series 2016-1A, Class A2, 144A	1.390%		11/15/19	922	921,271
TCF Auto Receivables Owner Trust, Series 2016-PT1A, Class B, 144A	2.920%		10/17/22	2,033	2,013,570
Westlake Automobile Receivables Trust, Series 2016-2A, Class A2, 144A	1.570%		06/17/19	467	467,290

					199,547,126

Collateralized Loan Obligations — 4.4%
AMMC CLO Ltd. (Cayman Islands), Series 2013-12A, Class AR, 3 Month LIBOR + 1.200%, 144A	2.610%	(c)	11/10/30	2,631	2,647,230
Apidos CLO (Cayman Islands), Series 2013-16A, Class CR, 3 Month LIBOR + 3.000%, 144A	4.357%	(c)	01/19/25	750	752,813
Apollo Credit Funding IV Ltd. (Cayman Islands), Series-4A, Class A1, 3 Month LIBOR + 1.470%, 144A	2.829%	(c)	04/15/27	3,000	3,001,306
Atrium XIII (Cayman Islands), Series-13A, Class A1, 3 Month LIBOR + 1.180%, 144A	2.621%	(c)	11/21/30	1,200	1,205,126
Avery Point V CLO Ltd. (Cayman Islands), Series 2014-5A, Class BR, 3 Month LIBOR + 1.500%, 144A	2.853%	(c)	07/17/26	1,359	1,364,844
BlueMountain CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1R, 3 Month LIBOR + 1.180%, 144A	2.539%	(c)	10/22/30	2,486	2,500,100
Cavalry CLO IV Ltd. (Cayman Islands), Series 2014-4A, Class B1R, 3 Month LIBOR + 1.350%, 144A	2.709%	(c)	10/15/26	796	796,413
Cent CLO Ltd. (Cayman Islands), Series 2013-17A, Class A1, 3 Month LIBOR + 1.300%, 144A	2.678%	(c)	01/30/25	3,824	3,829,827
Cent CLO Ltd. (Cayman Islands), Series 2013-19A, Class A1A, 3 Month LIBOR + 1.330%, 144A	2.708%	(c)	10/29/25	7,050	7,060,576
CIFC Funding Ltd. (Cayman Islands), Series 2017-5A, Class A1, 3 Month LIBOR + 1.180%, 144A	2.543%	(c)	11/16/30	5,813	5,814,912
GoldenTree Loan Opportunities Ltd. (Cayman Islands), Series 2014-9A, Class AR, 3 Month LIBOR + 1.370%, 144A	2.748%	(c)	10/29/26	800	805,001
Jamestown CLO Ltd. (Cayman Islands), Series 2015-7A, Class CR, 3 Month LIBOR + 2.600%, 144A	3.967%	(c)	07/25/27	2,001	2,001,302

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
JFIN CLO 2014 Ltd. (Cayman Islands), Series 2014-1A, Class B1R, 3 Month LIBOR + 1.450%, 144A	2.813%	(c)	04/21/25	2,750	$2,751,516
KKR CLO 11 Ltd. (Cayman Islands), Series 11, Class AR, 3 Month LIBOR + 1.180%, 144A	2.539%	(c)	01/15/31	6,782	6,789,696
Marble Point CLO XI Ltd. (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.180%, 144A	2.793%	(c)	12/18/30	5,960	5,962,360
Mountain View CLO Ltd. (Cayman Islands), Series 2015-9A, Class A1A, 3 Month LIBOR + 1.460%, 144A	2.819%	(c)	07/15/27	8,500	8,516,920
Oaktree EIF Ltd. (Cayman Islands), Series 2014-A2, Class AR, 3 Month LIBOR + 1.150%, 144A	2.566%	(c)	11/15/25	2,500	2,507,050
Oaktree EIF Ltd. (Cayman Islands), Series 2014-A2, Class BR, 3 Month LIBOR + 1.700%, 144A	3.116%	(c)	11/15/25	3,300	3,308,496
Palmer Square Loan Funding Ltd. (Cayman Islands), Series 2017-1A, Class B, 3 Month LIBOR + 1.700%, 144A	3.020%	(c)	10/15/25	1,250	1,250,730
Regatta Funding Ltd. (Cayman Islands), Series 2014-1A, Class DR, 3 Month LIBOR + 3.300%, 144A	4.667%	(c)	07/25/26	2,000	2,005,054
Sound Point CLO Ltd. (Cayman Islands), Series 2015-2A, Class AR, 3 Month LIBOR + 0.880%, 144A	2.243%	(c)	07/20/27	810	812,249
Sound Point CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 3 Month LIBOR + 1.650%, 144A	3.013%	(c)	07/20/28	1,300	1,310,904
Tralee CLO III Ltd. (Cayman Islands), Series 2014-3A, Class AR, 3 Month LIBOR + 1.030%, 144A	2.393%	(c)	10/20/27	5,084	5,093,899
Voya CLO Ltd. (Cayman Islands), Series 2017-4A, Class A1, 3 Month LIBOR + 1.130%, 144A	2.510%	(c)	10/15/30	1,631	1,633,544
WhiteHorse Ltd. (Cayman Islands), Series 2014-1A, Class AR, 3 Month LIBOR + 0.900%, 144A	2.277%	(c)	05/01/26	6,152	6,155,674

					79,877,542

Consumer Loans — 0.5%
Conn Funding II LP, Series 2017-B, Class A, 144A	2.730%		07/15/20	5,431	5,430,769
OneMain Financial Issuance Trust, Series 2015-1A, Class A, 144A	3.190%		03/18/26	1,558	1,565,965
OneMain Financial Issuance Trust, Series 2016-1A, Class A, 144A	3.660%		02/20/29	1,188	1,207,103
OneMain Financial Issuance Trust, Series 2016-2A, Class B, 144A	5.940%		03/20/28	173	177,333

					8,381,170

Credit Cards — 4.7%
BA Credit Card Trust, Series 2015-A1, Class A	1.807%	(cc)	06/15/20	13,878	13,880,118
Barclays Dryrock Issuance Trust, Series 2017-2, Class A, 1 Month LIBOR + 0.300%	1.777%	(c)	05/15/23	7,401	7,402,849
Capital One Multi-Asset Execution Trust, Series 2015-A1, Class A1	1.390%		01/15/21	1,861	1,859,928

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Credit Cards (continued)
Capital One Multi-Asset Execution Trust, Series 2015-A5, Class A5	1.600%		05/17/21	553	$552,455
Capital One Multi-Asset Execution Trust, Series 2017-A5, Class A5, 1 Month LIBOR + 0.580%	2.057%	(c)	07/15/27	1,731	1,744,541
Capital One Multi-Asset Execution Trust, Series 2017-A6, Class A6	2.290%		07/15/25	4,191	4,161,958
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5	2.155%	(cc)	04/22/26	2,645	2,675,307
Discover Card Execution Note Trust, Series 2013-A1, Class A1, 1 Month LIBOR + 0.300%	1.777%	(c)	08/17/20	11,782	11,785,967
Discover Card Execution Note Trust, Series 2015-A4, Class A4	2.190%		04/17/23	3,657	3,654,237
Discover Card Execution Note Trust, Series 2017-A4, Class A4	2.530%		10/15/26	829	826,341
Synchrony Credit Card Master Note Trust, Series 2017-2, Class A	2.620%		10/15/25	3,830	3,828,838
World Financial Network Credit Card Master Trust, Series 2013-A, Class A	1.610%		12/15/21	9,210	9,208,130
World Financial Network Credit Card Master Trust, Series 2015-A, Class A, 1 Month LIBOR + 0.480%.	1.957%	(c)	02/15/22	7,068	7,073,640
World Financial Network Credit Card Master Trust, Series 2016-A, Class A	2.030%		04/15/25	1,094	1,074,288
World Financial Network Credit Card Master Trust, Series 2017-B, Class A	1.980%		06/15/23	4,443	4,425,575
World Financial Network Credit Card Master Trust, Series 2017-C, Class A	2.310%		08/15/24	7,087	7,057,273
World Financial Network Credit Card Master Trust, Series 2017-C, Class M	2.660%		08/15/24	3,118	3,106,956

					84,318,401

Equipment — 1.6%
Access Point Funding LLC, Series 2017-A, Class A, 144A	3.060%		04/15/29	1,632	1,627,977
Ascentium Equipment Receivables Trust, Series 2016-2A, Class A3, 144A	1.650%		05/10/22	1,358	1,347,194
Ascentium Equipment Receivables Trust, Series 2016-2A, Class B, 144A	2.500%		09/12/22	878	873,908
Ascentium Equipment Receivables Trust, Series 2017-1A, Class A2, 144A	1.870%		07/10/19	2,301	2,297,664
Ascentium Equipment Receivables Trust, Series 2017-1A, Class A3, 144A	2.290%		06/10/21	691	688,853
Ascentium Equipment Receivables Trust, Series 2017-2A, Class A1, 144A	1.450%		11/13/18	5,175	5,174,022
CNH Equipment Trust, Series 2014-C, Class A3	1.050%		11/15/19	855	854,051
CNH Equipment Trust, Series 2014-C, Class A4	1.650%		09/15/21	1,989	1,985,857
CNH Equipment Trust, Series 2016-A, Class A2B, 1 Month LIBOR + 0.520%	1.997%	(c)	07/15/19	139	139,190
Dell Equipment Finance Trust, Series 2015-2, Class A3, 144A	1.720%		09/22/20	121	120,938
Dell Equipment Finance Trust, Series 2016-1, Class A3, 144A	1.650%		07/22/21	414	413,432
Dell Equipment Finance Trust, Series 2017-1, Class A1, 144A	1.350%		05/22/18	1,593	1,592,430

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Equipment (continued)
Dell Equipment Finance Trust, Series 2017-1, Class A2, 144A	1.860%		06/24/19	706	$705,739
DLL Securitization Trust, Series 2017-A, Class A4, 144A	2.430%		11/17/25	4,034	4,006,710
Engs Commercial Finance Trust, Series 2015-1A, Class A2, 144A	2.310%		10/22/21	1,436	1,431,581
MMAF Equipment Finance LLC, Series 2012-AA, Class A5, 144A	1.980%		06/10/32	3,777	3,775,775
SCF Equipment Leasing LLC, Series 2017-2A, Class A, 144A	3.410%		12/20/23	1,478	1,471,986
Volvo Financial Equipment LLC, Series 2015-1A, Class A4, 144A	1.910%		01/15/20	737	736,348

					29,243,655

Other — 0.2%
Diamond Resorts Owner Trust, Series 2013-1, Class A, 144A	1.950%		01/20/25	480	478,553
Diamond Resorts Owner Trust, Series 2015-2, Class A, 144A	2.990%		05/22/28	585	582,189
Diamond Resorts Owner Trust, Series 2016-1, Class A, 144A	3.080%		11/20/28	494	494,232
Diamond Resorts Owner Trust, Series 2017-1A, Class B, 144A	4.110%		10/22/29	2,638	2,618,166

					4,173,140

Student Loans — 0.8%
DRB Prime Student Loan Trust, Series 2015-D, Class A2, 144A	3.200%		01/25/40	4,364	4,398,043
Laurel Road Prime Student Loan Trust, Series 2017-B, Class A1FX, 144A	1.630%		08/25/42	310	309,119
Pennsylvania Higher Education Assistance Agency, Series 2006-1, Class B, 3 Month LIBOR + 0.270%	1.637%	(c)	04/25/38	1,153	1,114,629
SLM Private Education Loan Trust, Series 2010-A, Class 2A, 1 Month LIBOR + 3.250%, 144A	4.727%	(c)	05/16/44	1,499	1,543,128
SLM Student Loan Trust, Series 2011-1, Class A1, 1 Month LIBOR + 0.520%	1.848%	(c)	03/25/26	218	218,987
SoFi Professional Loan Program LLC, Series 2017-E, Class A1, 1 Month LIBOR + 0.500%, 144A	2.052%	(c)	11/26/40	3,460	3,464,155
SoFi Professional Loan Program LLC, Series 2017-E, Class A2B, 144A	2.720%		11/26/40	2,698	2,684,749

					13,732,810

TOTAL ASSET-BACKED SECURITIES (cost $419,470,280)					419,273,844

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.8%
Aventura Mall Trust, Series 2013-AVM, Class D, 144A	3.743%	(cc)	12/05/32	800	807,771
BWAY Mortgage Trust, Series 2015-1740, Class A, 144A	2.917%		01/10/35	2,800	2,750,094
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A, 144A	3.531%		10/15/34	4,854	4,963,957
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class B, 144A	3.835%		10/15/34	2,968	3,041,985

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class B	4.159%	(cc)	11/15/50	2,424	$2,489,073
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class B	4.199%	(cc)	06/15/50	924	941,352
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class XA, IO	1.154%	(cc)	04/10/48	8,480	490,263
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class D, 144A	2.850%		02/10/49	3,230	2,440,532
Citigroup Commercial Mortgage Trust, Series 2016-P3, Class D, 144A	2.804%	(cc)	04/15/49	1,018	780,586
Commercial Mortgage Trust, Series 2014-CR19, Class XA, IO	1.224%	(cc)	08/10/47	5,775	289,960
Commercial Mortgage Trust, Series 2014-UBS6, Class XA, IO	1.019%	(cc)	12/10/47	32,181	1,519,544
Commercial Mortgage Trust, Series 2015-LC23, Class D, 144A	3.646%	(cc)	10/10/48	3,488	3,149,162
Commercial Mortgage Trust, Series 2015-LC23, Class C	4.646%	(cc)	10/10/48	2,238	2,286,771
Commercial Mortgage Trust, Series 2015-PC1, Class AM	4.290%	(cc)	07/10/50	2,165	2,287,889
Commercial Mortgage Trust, Series 2015-PC1, Class B	4.441%	(cc)	07/10/50	1,122	1,146,274
Commercial Mortgage Trust, Series 2015-PC1, Class C	4.441%	(cc)	07/10/50	2,076	1,976,314
Commercial Mortgage Trust, Series 2015-PC1, Class D	4.441%	(cc)	07/10/50	2,212	1,776,531
Commercial Mortgage Trust, Series 2016-SAVA, Class A, 1 Month LIBOR + 1.720%, 144A	3.152%	(c)	10/15/34	5,030	5,035,542
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class C	4.210%	(cc)	06/15/57	1,240	1,140,795
DBWF Mortgage Trust, Series 2015-LCM, Class D, 144A	3.421%	(cc)	06/10/34	1,634	1,428,796
FHLMC Multifamily Structured Pass-Through Certificates, Series-Q001, Class XA, IO	2.303%	(cc)	02/25/32	26,487	4,002,334
Government National Mortgage Assoc., Series 2017-89, Class AB	2.600%		07/16/58	1,614	1,587,931
Government National Mortgage Assoc., Series 2017-168, Class AS	2.700%		08/16/58	5,384	5,322,653
Government National Mortgage Assoc., Series 2017-71, Class AS	2.700%		04/16/57	1,703	1,668,235
Government National Mortgage Assoc., Series 2017-90, Class AS	2.700%		07/16/57	2,255	2,220,346
Government National Mortgage Assoc., Series 2017-69, Class AS	2.750%		02/16/58	2,554	2,509,901
Government National Mortgage Assoc., Series 2017-86, Class AS	2.750%		02/16/58	1,931	1,911,195
Government National Mortgage Assoc., Series 2014-64, Class A	2.200%		02/16/45	3,142	3,128,288
Government National Mortgage Assoc., Series 2014-78, Class A	2.200%		04/16/47	252	250,508
Government National Mortgage Assoc., Series 2014-109, Class A	2.325%		01/16/46	1,504	1,495,810
Government National Mortgage Assoc., Series 2015-47, Class AE	2.900%	(cc)	11/16/55	2,761	2,765,622
Government National Mortgage Assoc., Series 2015-48, Class AS	2.900%	(cc)	02/16/49	3,777	3,777,380
Government National Mortgage Assoc., Series 2015-73, Class AC	2.900%	(cc)	02/16/53	785	779,077

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Government National Mortgage Assoc., Series 2017-41, Class AS	2.600%		06/16/57	4,998	$4,901,535
GS Mortgage Securities Corp., Series 2017-GS8, Class B	3.953%	(cc)	11/10/50	749	769,209
GS Mortgage Securities Trust, Series 2014-GC26, Class XA, IO	1.066%	(cc)	11/10/47	19,257	1,017,179
GS Mortgage Securities Trust, Series 2015-GC32, Class C	4.412%	(cc)	07/10/48	799	795,369
Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10, 144A	4.155%		08/05/34	675	683,901
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XA, IO	1.139%	(cc)	04/15/47	5,729	154,183
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XB, IO	0.267%	(cc)	04/15/47	1,697	33,761
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class C	4.309%	(cc)	07/15/48	3,667	3,570,538
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class B	4.050%		09/15/50	909	929,772
Morgan Stanley Capital I, Inc., Series 2017-HR2, Class B	4.061%		12/15/50	2,581	2,661,635
UBS Commercial Mortgage Trust, Series 2017-C5, Class B	4.100%	(cc)	11/15/50	2,921	3,009,318
UBS Commercial Mortgage Trust, Series 2017-C6, Class B	4.154%	(cc)	12/15/50	1,659	1,709,698
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class B	4.188%	(cc)	11/15/50	2,801	2,871,337
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class D	4.132%	(cc)	05/15/48	3,250	2,554,559
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class XA, IO	0.736%	(cc)	06/15/48	9,758	382,571
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class C	4.176%	(cc)	07/15/48	2,279	2,282,520
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class E, 144A	4.880%	(cc)	01/15/59	1,571	1,287,563
WFRBS Commercial Mortgage Trust, Series 2014-C20, Class XA, IO	1.129%	(cc)	05/15/47	11,515	530,779
WFRBS Commercial Mortgage Trust, Series 2014-C20, Class XB, IO	0.571%	(cc)	05/15/47	2,346	81,307
WFRBS Commercial Mortgage Trust, Series 2014-C25, Class XA, IO	0.922%	(cc)	11/15/47	27,524	1,249,679
WFRBS Commercial Mortgage Trust, Series 2014-C25, Class XB, IO	0.321%	(cc)	11/15/47	63,715	1,318,922

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $104,853,800)					104,957,806

CORPORATE BONDS — 20.1%
Agriculture — 0.1%
BAT Capital Corp. (United Kingdom), Gtd. Notes, 144A	3.557%		08/15/27	2,457	2,460,187

Auto Manufacturers — 0.6%
Ford Motor Co., Sr. Unsec’d. Notes	7.450%		07/16/31	3,348	4,376,549
General Motors Co., Sr. Unsec’d. Notes	6.600%		04/01/36	5,694	6,937,502

					11,314,051

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Banks — 6.2%
Banco de Credito e Inversiones (Chile), Sr. Unsec’d. Notes, 144A	3.500%	10/12/27	1,800	$1,755,000
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.593%	07/21/28	3,910	3,974,334
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.824%	01/20/28	5,895	6,097,614
Bank of America Corp., Sub. Notes, MTN	3.950%	04/21/25	508	525,332
Bank of America Corp., Sub. Notes, MTN	4.000%	01/22/25	1,839	1,913,225
Bank of America Corp., Sub. Notes, MTN	4.450%	03/03/26	1,423	1,518,916
Bank of Montreal (Canada), Covered Bonds, 144A	2.500%	01/11/22	9,259	9,246,156
Citigroup, Inc., Sr. Unsec’d. Notes	3.668%	07/24/28	4,555	4,621,273
Citigroup, Inc., Sr. Unsec’d. Notes	3.887%	01/10/28	3,575	3,700,417
Citigroup, Inc., Sub. Notes	4.450%	09/29/27	2,015	2,133,286
Commonwealth Bank of Australia (Australia), Sub. Notes, 144A	4.500%	12/09/25	2,483	2,599,251
First Republic Bank, Sub. Notes	4.625%	02/13/47	1,606	1,717,563
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.908%	06/05/23	3,669	3,644,604
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%	10/01/37	3,404	4,556,742
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	3.540%	05/01/28	1,591	1,618,598
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.782%	02/01/28	7,919	8,206,066
Manufacturers & Traders Trust Co., Sub. Notes	3.400%	08/17/27	961	972,200
Morgan Stanley, Sr. Unsec’d. Notes	3.625%	01/20/27	2,241	2,293,561
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.875%	01/27/26	1,792	1,867,921
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	4.000%	07/23/25	5,998	6,280,210
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	3.823%	11/03/28	2,105	2,109,883
Santander UK PLC (United Kingdom), Sub. Notes	7.950%	10/26/29	3,368	4,372,991
Santander UK PLC (United Kingdom), Sub. Notes, 144A	5.000%	11/07/23	505	539,622
Toronto-Dominion Bank (The) (Canada), Covered Bonds, 144A	2.500%	01/18/23	11,111	11,083,219
Toronto-Dominion Bank (The) (Canada), Sub. Notes	3.625%	09/15/31	4,992	4,979,124
Wells Fargo & Co., Sr. Unsec’d. Notes	3.000%	10/23/26	3,668	3,595,215
Wells Fargo Bank NA, Sub. Notes	5.850%	02/01/37	7,193	9,224,229
Wells Fargo Bank NA, Sub. Notes	6.600%	01/15/38	2,452	3,419,990
Westpac Banking Corp. (Australia), Sub. Notes, GMTN	4.322%	11/23/31	3,073	3,166,150

				111,732,692

Beverages — 0.7%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.625%	02/01/44	2,799	3,088,303
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.700%	02/01/36	7,010	7,838,227
Becle SAB de CV (Mexico), Gtd. Notes, 144A	3.750%	05/13/25	1,000	1,002,269

				11,928,799

Building Materials — 0.0%
Boral Finance Pty Ltd. (Australia), Gtd. Notes, 144A	3.000%	11/01/22	541	536,267

Commercial Services — 0.1%
Adani Ports & Special Economic Zone Ltd. (India), Sr. Unsec’d. Notes, 144A	4.000%	07/30/27	1,033	1,025,470

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Computers — 0.3%
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	3.480%	06/01/19	955	$966,964
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	5.450%	06/15/23	862	931,511
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	6.020%	06/15/26	2,879	3,174,439
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	8.350%	07/15/46	825	1,063,048

				6,135,962

Diversified Financial Services — 1.0%
Affiliated Managers Group, Inc., Sr. Unsec’d. Notes	3.500%	08/01/25	617	623,909
Affiliated Managers Group, Inc., Sr. Unsec’d. Notes	4.250%	02/15/24	724	763,382
Discover Financial Services, Sr. Unsec’d. Notes	4.100%	02/09/27	3,724	3,814,610
E*TRADE Financial Corp., Sr. Unsec’d. Notes	3.800%	08/24/27	792	789,421
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	4.418%	11/15/35	3,757	4,066,038
International Lease Finance Corp., Sr. Unsec’d. Notes	5.875%	04/01/19	3,115	3,242,089
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., Sr. Unsec’d. Notes, 144A(a)	4.500%	03/15/27	1,308	1,375,755
SUAM Finance BV (Colombia), Gtd. Notes, 144A	4.875%	04/17/24	2,300	2,446,625

				17,121,829

Electric — 1.8%
Cleveland Electric Illuminating Co. (The), Sr. Unsec’d. Notes, 144A	3.500%	04/01/28	1,320	1,321,441
Dominion Energy, Inc., Sr. Unsec’d. Notes	7.000%	06/15/38	1,093	1,509,498
Emirates Semb Corp. Water & Power Co. PJSC (United Arab Emirates), Sr. Sec’d. Notes, 144A	4.450%	08/01/35	900	917,894
Enel Finance International NV (Italy), Gtd. Notes, 144A	2.750%	04/06/23	2,975	2,931,432
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	5.600%	06/15/42	3,040	3,333,265
Massachusetts Electric Co., Unsec’d. Notes, 144A	4.004%	08/15/46	2,027	2,152,419
MidAmerican Funding Inc., Sr. Sec’d. Notes	6.927%	03/01/29	1,225	1,651,732
Minejesa Capital BV (Indonesia), Sr. Sec’d. Notes, 144A	4.625%	08/10/30	1,050	1,073,814
Ohio Edison Co., First Mortgage	8.250%	10/15/38	978	1,497,347
Pacific Gas & Electric Co., Sr. Unsec’d. Notes, 144A	3.300%	12/01/27	3,604	3,570,287
PPL Electric Utilities Corp., First Mortgage	5.200%	07/15/41	882	1,082,175
Progress Energy, Inc., Sr. Unsec’d. Notes	7.750%	03/01/31	4,405	6,165,503
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950%	05/15/18	2,460	2,511,225
South Carolina Electric & Gas Co., First Mortgage	6.050%	01/15/38	594	742,431
South Carolina Electric & Gas Co., First Mortgage	6.625%	02/01/32	825	1,044,949

				31,505,412

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Gas — 0.2%
Dominion Energy Gas Holdings LLC, Sr. Unsec’d. Notes	4.600%	12/15/44	2,788	$3,067,306

Healthcare-Services — 0.3%
Ascension Health, Sr. Unsec’d. Notes	3.945%	11/15/46	994	1,051,036
HCA, Inc., Sr. Sec’d. Notes	5.500%	06/15/47	1,474	1,470,315
Kaiser Foundation Hospitals, Gtd. Notes	4.150%	05/01/47	1,367	1,477,100
New York and Presbyterian Hospital (The), Unsec’d. Notes	4.063%	08/01/56	1,870	1,964,183
NYU Hospitals Center, Sec’d. Notes	4.368%	07/01/47	317	341,578

				6,304,212

Insurance — 0.7%
American International Group, Inc., Sr. Unsec’d. Notes	4.700%	07/10/35	1,426	1,577,131
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%	10/09/37	813	1,047,927
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900%	09/15/44	6,461	7,390,582
Unum Group, Sr. Unsec’d. Notes	5.750%	08/15/42	960	1,174,694
Willis North America, Inc., Gtd. Notes	7.000%	09/29/19	2,101	2,253,244

				13,443,578

Internet — 1.2%
Alibaba Group Holding Ltd. (China), Sr. Unsec’d. Notes(a)	3.600%	11/28/24	4,350	4,512,527
Alibaba Group Holding Ltd. (China), Sr. Unsec’d. Notes	4.400%	12/06/57	200	208,351
Amazon.com, Inc., Sr. Unsec’d. Notes	4.800%	12/05/34	5,461	6,409,739
Amazon.com, Inc., Sr. Unsec’d. Notes	5.200%	12/03/25	2,304	2,644,864
Amazon.com, Inc., Sr. Unsec’d. Notes, 144A	3.150%	08/22/27	3,057	3,061,607
Expedia, Inc., Gtd. Notes, 144A	3.800%	02/15/28	2,175	2,101,716
Tencent Holdings Ltd. (China), Sr. Unsec’d. Notes, MTN, 144A	3.375%	05/02/19	1,900	1,922,596

				20,861,400

Leisure Time — 0.1%
Carnival PLC, Gtd. Notes	7.875%	06/01/27	1,675	2,208,982

Media — 1.3%
21st Century Fox America, Inc., Gtd. Notes	7.750%	12/01/45	1,534	2,433,557
Comcast Corp., Gtd. Notes	3.150%	03/01/26	3,944	3,973,284
Comcast Corp., Gtd. Notes	3.969%	11/01/47	5,713	5,901,982
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A	8.375%	03/01/39	4,534	6,379,646
Time Warner Cable LLC, Sr. Sec’d. Notes	7.300%	07/01/38	2,281	2,859,150
Time Warner Entertainment Co. LP, Sr. Sec’d. Notes	8.375%	07/15/33	1,132	1,557,517

				23,105,136

Mining — 0.4%
Barrick International Barbados Corp. (Canada), Gtd. Notes, 144A	6.350%	10/15/36	1,715	2,218,561
Glencore Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A	5.550%	10/25/42	4,650	5,137,984

				7,356,545

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Miscellaneous Manufacturing — 0.2%
Siemens Financieringsmaatschappij NV (Germany), Gtd. Notes, 144A	3.400%	03/16/27	3,346	$3,409,532

Oil & Gas — 1.1%
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.400%	06/15/47	2,162	2,275,146
Eni SpA (Italy), Sr. Unsec’d. Notes, 144A	5.700%	10/01/40	7,189	7,821,027
Kerr-McGee Corp., Gtd. Notes	7.875%	09/15/31	2,418	3,212,691
Raizen Fuels Finance SA (Brazil), Gtd. Notes, 144A	5.300%	01/20/27	681	712,530
Shell International Finance BV (Netherlands), Gtd. Notes	6.375%	12/15/38	2,363	3,294,324
Valero Energy Corp., Sr. Unsec’d. Notes	10.500%	03/15/39	1,489	2,547,830

				19,863,548

Oil & Gas Services — 0.4%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., Sr. Unsec’d. Notes, 144A	3.337%	12/15/27	3,564	3,558,017
Halliburton Co., Sr. Unsec’d. Notes	6.700%	09/15/38	610	810,920
Halliburton Co., Sr. Unsec’d. Notes	7.450%	09/15/39	1,122	1,604,442
National Oilwell Varco, Inc., Sr. Unsec’d. Notes	3.950%	12/01/42	1,413	1,246,275

				7,219,654

Pipelines — 0.9%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), Sr. Sec’d. Notes, 144A	4.600%	11/02/47	1,000	1,028,529
Energy Transfer LP, Sr. Unsec’d. Notes	7.500%	07/01/38	4,555	5,647,861
IFM US Colonial Pipeline 2 LLC, Sr. Sec’d. Notes, 144A	6.450%	05/01/21	4,250	4,663,394
Kinder Morgan Energy Partners LP, Gtd. Notes	7.400%	03/15/31	172	213,183
Kinder Morgan, Inc., Gtd. Notes, GMTN	7.750%	01/15/32	3,559	4,595,927
Kinder Morgan, Inc., Gtd. Notes, GMTN	7.800%	08/01/31	680	877,083

				17,025,977

Real Estate — 0.2%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada), Sr. Unsec’d. Notes, 144A	3.875%	03/20/27	3,320	3,394,168

Real Estate Investment Trusts (REITs) — 0.9%
Boston Properties LP, Sr. Unsec’d. Notes	3.200%	01/15/25	2,035	2,028,517
EPR Properties, Gtd. Notes	4.750%	12/15/26	1,220	1,252,277
EPR Properties, Gtd. Notes	5.250%	07/15/23	5,598	5,956,885
Goodman US Finance Four LLC (Australia), Gtd. Notes, 144A	4.500%	10/15/37	1,080	1,116,137
Goodman US Finance Three LLC (Australia), Gtd. Notes, 144A	3.700%	03/15/28	930	922,843
Physicians Realty LP, Gtd. Notes	4.300%	03/15/27	741	753,945
SL Green Operating Partnership LP, Gtd. Notes	3.250%	10/15/22	1,276	1,271,110
VEREIT Operating Partnership LP, Gtd. Notes	3.950%	08/15/27	2,309	2,282,613

				15,584,327

Retail — 0.1%
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	6.300%	10/15/37	1,277	1,715,083

Semiconductors — 0.1%
Xilinx, Inc., Sr. Unsec’d. Notes	2.950%	06/01/24	1,290	1,281,945

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Software — 0.2%
Oracle Corp., Sr. Unsec’d. Notes	6.125%		07/08/39	2,712	$3,724,456

Telecommunications — 0.7%
AT&T, Inc., Sr. Unsec’d. Notes	5.150%		02/14/50	724	733,024
AT&T, Inc., Sr. Unsec’d. Notes	6.000%		08/15/40	4,104	4,644,468
AT&T, Inc., Sr. Unsec’d. Notes, 144A	5.150%		11/15/46	4,331	4,426,422
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.862%		08/21/46	2,651	2,761,343

					12,565,257

Transportation — 0.1%
Union Pacific Corp., Sr. Unsec’d. Notes	4.100%		09/15/67	1,988	2,074,080

Water — 0.2%
Aquarion Co., Sr. Unsec’d. Notes, 144A	4.000%		08/15/24	3,000	3,128,462

TOTAL CORPORATE BONDS (cost $349,246,099)					361,094,317

SOVEREIGN BONDS — 4.4%
Bahamas Government International Bond (Bahamas), Sr. Unsec’d. Notes, 144A	6.950%		11/20/29	800	872,644
Bermuda Government International Bond (Bermuda), Sr. Unsec’d. Notes, 144A	3.717%		01/25/27	2,100	2,123,625
Cayman Islands Government Bond (Cayman Islands), Sr. Unsec’d. Notes, 144A	5.950%		11/24/19	1,000	1,070,105
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	4.350%		01/08/27	1,858	1,966,466
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%		07/21/20	4,062	4,030,972
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%		11/16/20	53,210	52,757,715
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.000%		10/02/23	5,122	5,360,173
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	4.000%		01/22/24	1,000	1,066,380
Province of Quebec (Canada), Sr. Unsec’d. Notes	2.750%		04/12/27	10,720	10,631,276

TOTAL SOVEREIGN BONDS (cost $80,189,824)					79,879,356

MUNICIPAL BONDS — 0.3%
District of Columbia — 0.2%
District of Columbia, Revenue Bonds, BABs	5.591%		12/01/34	2,605	3,219,493

Pennsylvania — 0.1%
Commonwealth of Pennsylvania, General Obligation Unlimited	5.350%		05/01/30	1,160	1,233,057

TOTAL MUNICIPAL BONDS (cost $4,465,485)					4,452,550

RESIDENTIAL MORTGAGE-BACKED SECURITY — 0.1%
Sequoia Mortgage Trust, Series 2012-4, Class A3 (cost $1,017,443)	2.069%	(cc)	09/25/42	1,017	977,959

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS — 22.9%	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal Home Loan Mortgage Corp.	0.750%	04/09/18	49,331	$49,240,182
Federal Home Loan Mortgage Corp.	4.000%	12/01/44	7,263	7,730,611
Federal Home Loan Mortgage Corp.	4.000%	08/01/47	17,442	18,241,722
Federal Home Loan Mortgage Corp.	5.000%	09/01/20	671	691,526
Federal Home Loan Mortgage Corp.	5.000%	05/01/23	289	296,984
Federal Home Loan Mortgage Corp.	5.000%	06/01/26	1,721	1,805,379
Federal National Mortgage Assoc.	3.500%	04/01/43	3,375	3,498,205
Federal National Mortgage Assoc.	3.500%	06/01/43	3,643	3,775,972
Federal National Mortgage Assoc.	3.500%	06/01/43	3,514	3,642,142
Federal National Mortgage Assoc.	3.500%	07/01/43	4,949	5,129,071
Federal National Mortgage Assoc.	3.500%	01/01/47	99,000	101,645,161
Federal National Mortgage Assoc.	4.000%	10/01/40	3,470	3,645,866
Federal National Mortgage Assoc.	4.000%	01/01/42	4,558	4,787,387
Federal National Mortgage Assoc.	4.000%	07/01/42	2,916	3,062,072
Federal National Mortgage Assoc.	4.000%	06/01/43	8,690	9,125,391
Federal National Mortgage Assoc.	4.000%	11/01/44	4,732	5,034,534
Federal National Mortgage Assoc.	4.000%	02/01/45	3,941	4,194,016
Federal National Mortgage Assoc.	4.000%	07/01/47	17,372	18,182,284
Federal National Mortgage Assoc.	4.000%	09/01/47	19,032	19,921,404
Federal National Mortgage Assoc.	4.500%	09/01/47	19,201	20,451,869
Federal National Mortgage Assoc.	4.500%	01/01/44	71,900	76,494,856
Federal National Mortgage Assoc.	5.500%	09/01/36	951	1,055,359
Government National Mortgage Assoc.	3.000%	01/01/45	49,000	49,444,063

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $412,287,466)				411,096,056

U.S. TREASURY OBLIGATIONS — 33.1%
U.S. Treasury Bonds	2.750%	08/15/47	16,350	16,370,438
U.S. Treasury Bonds	2.750%	11/15/47	3,210	3,215,266
U.S. Treasury Bonds	3.000%	05/15/47	55,134	57,966,079
U.S. Treasury Bonds	3.750%	11/15/43	18,990	22,627,030
U.S. Treasury Inflation Indexed Bonds	0.125%	04/15/22	35,679	35,935,071
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%	01/15/26	19,399	20,461,616
U.S. Treasury Notes	1.125%	08/31/21	14,108	13,628,548
U.S. Treasury Notes	1.250%	03/31/21	38,533	37,581,717
U.S. Treasury Notes	1.375%	05/31/21	66,204	64,714,410
U.S. Treasury Notes	1.500%	10/31/19	13,532	13,438,968
U.S. Treasury Notes	1.625%	12/31/19	1,594	1,585,656
U.S. Treasury Notes	1.750%	05/31/22	54,204	53,259,664
U.S. Treasury Notes	1.875%	04/30/22	3,177	3,139,025
U.S. Treasury Notes	1.875%	09/30/22	200,785	197,875,186
U.S. Treasury Notes(a)	2.250%	11/15/27	54,839	54,065,685

TOTAL U.S. TREASURY OBLIGATIONS (cost $599,818,564)				595,864,359

TOTAL LONG-TERM INVESTMENTS (cost $1,971,348,961)				1,977,596,247

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SHORT-TERM INVESTMENTS — 4.6%	Shares	Value
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	47,236,308	$47,236,308
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $36,580,311; includes $36,532,194 of cash collateral for securities on loan)(b)(w)	36,579,163	36,579,163

TOTAL SHORT-TERM INVESTMENTS (cost $83,816,619)		83,815,471

TOTAL INVESTMENTS — 114.6% (cost $2,055,165,580)		2,061,411,718
LIABILITIES IN EXCESS OF OTHER ASSETS — (14.6)%		(263,361,333)

NET ASSETS — 100.0%		$1,798,050,385

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $35,918,225; cash collateral of $36,532,194 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$199,547,126	$—
Collateralized Loan Obligations	—	79,877,542	—
Consumer Loans	—	8,381,170	—
Credit Cards	—	84,318,401	—
Equipment	—	29,243,655	—
Other	—	4,173,140	—
Student Loans	—	13,732,810	—
Commercial Mortgage-Backed Securities	—	104,957,806	—
Corporate Bonds	—	361,094,317	—
Sovereign Bonds	—	79,879,356	—
Municipal Bonds	—	4,452,550	—
Residential Mortgage-Backed Security	—	977,959	—
U.S. Government Agency Obligations	—	411,096,056	—
U.S. Treasury Obligations	—	595,864,359	—
Affiliated Mutual Funds	83,815,471	—	—

Total	$83,815,471	$1,977,596,247	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

U.S. Treasury Obligations	33.1%
U.S. Government Agency Obligations	22.9
Automobiles	11.1
Banks	6.2
Commercial Mortgage-Backed Securities	5.8
Credit Cards	4.7
Affiliated Mutual Funds (2.0% represents investments purchased with collateral from securities on loan)	4.6
Sovereign Bonds	4.4
Collateralized Loan Obligations	4.4
Electric	1.8
Equipment	1.6
Media	1.3
Internet	1.2
Oil & Gas	1.1
Diversified Financial Services	1.0
Pipelines	0.9
Real Estate Investment Trusts (REITs)	0.9
Student Loans	0.8
Insurance	0.7
Telecommunications	0.7
Beverages	0.7
Auto Manufacturers	0.6

Consumer Loans	0.5%
Mining	0.4
Oil & Gas Services	0.4
Healthcare-Services	0.3
Computers	0.3
Municipal Bonds	0.3
Other	0.2
Software	0.2
Miscellaneous Manufacturing	0.2
Real Estate	0.2
Water	0.2
Gas	0.2
Agriculture	0.1
Leisure Time	0.1
Transportation	0.1
Retail	0.1
Semiconductors	0.1
Commercial Services	0.1
Residential Mortgage-Backed Securities	0.1
Building Materials	0.0 *

114.6
Liabilities in excess of other assets	(14.6)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$35,918,225	$(35,918,225)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $35,918,225:
Unaffiliated investments (cost $1,971,348,961)	$1,977,596,247
Affiliated investments (cost $83,816,619)	83,815,471
Dividends and interest receivable	8,797,577
Receivable for fund share sold	2,217,468
Prepaid expenses	15,868

Total Assets	2,072,442,631

LIABILITIES:
Payable for investments purchased	233,695,297
Payable to broker for collateral for securities on loan	36,532,194
Payable for fund share repurchased	3,690,038
Management fees payable	318,229
Accrued expenses and other liabilities	82,362
Distribution fee payable	73,761
Affiliated transfer agent fee payable	365

Total Liabilities	274,392,246

NET ASSETS	$1,798,050,385

Net assets were comprised of:
Paid-in capital	$1,501,271,456
Retained earnings	296,778,929

Net assets, December 31, 2017	$1,798,050,385

Net asset value and redemption price per share, $1,798,050,385 / 142,203,995 outstanding shares of beneficial interest	$12.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income	$43,607,240
Affiliated dividend income	612,872
Income from securities lending, net (including affiliated income of $302,401)	369,608

44,589,720

EXPENSES
Management fees	8,638,770
Distribution fee	4,504,872
Custodian and accounting fees	175,787
Audit fee	31,200
Trustees’ fees	26,364
Legal fees and expenses	16,853
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	6,694
Shareholders’ reports	5,815
Miscellaneous	44,755

Total expenses	13,451,110
Less: management fee waivers and/or expense reimbursement	(160,726)

Net expenses	13,290,384

NET INVESTMENT INCOME (LOSS)	31,299,336

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(9,840))	7,426,542
Foreign currency transactions	(21)

7,426,521

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $9,690)	22,875,722
Foreign currencies	245

22,875,967

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	30,302,488

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$61,601,824

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$31,299,336	$33,239,174
Net realized gain (loss) on investment and foreign currency transactions	7,426,521	2,596,035
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	22,875,967	8,503,480

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	61,601,824	44,338,689

FUND SHARE TRANSACTIONS:
Fund share sold [10,899,883 and 66,448,629 shares, respectively]	135,989,373	808,386,220
Fund share repurchased [34,664,183 and 29,070,934 shares, respectively]	(428,883,844)	(355,770,056)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(292,894,471)	452,616,164

CAPITAL CONTRIBUTIONS	—	4,884

TOTAL INCREASE (DECREASE) IN NET ASSETS	(231,292,647)	496,959,737
NET ASSETS:
Beginning of year	2,029,343,032	1,532,383,295

End of year	$1,798,050,385	$2,029,343,032

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST PRUDENTIAL CORE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 99.2% ASSET-BACKED SECURITIES — 20.0%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 0.4%
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class C	2.690%		06/19/23	2,180	$2,175,122
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 144A	2.990%		06/20/22	5,300	5,332,916
Hertz Vehicle Financing II LLC, Series 2016-2A, Class A, 144A	2.950%		03/25/22	1,700	1,694,850
Hertz Vehicle Financing II LP, Series 2015-1A, Class A, 144A	2.730%		03/25/21	2,000	2,005,849
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class B, 144A	2.880%		06/15/21	2,500	2,486,152

					13,694,889

Collateralized Loan Obligations — 12.6%
ALM Ltd. (Cayman Islands), Series 2013-8A, Class A1R, 3 Month LIBOR + 1.490%, 144A	2.849%	(c)	10/15/28	8,750	8,779,918
ALM Ltd. (Cayman Islands), Series 2015-12A, Class A1R, 3 Month LIBOR + 1.050%, 144A	2.409%	(c)	04/16/27	2,250	2,255,061
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1R, 3 Month LIBOR + 1.430%, 144A	2.808%	(c)	04/28/26	11,650	11,672,225
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2015-6A, Class AR, 3 Month LIBOR + 1.270%, 144A	2.629%	(c)	07/15/30	8,500	8,560,159
ArrowMark Colorado Holdings (Cayman Islands), Series 2017-6A, Class A1, 3 Month LIBOR + 1.280%, 144A	2.639%	(c)	07/15/29	2,500	2,518,477
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2013-2A, Class A1LR, 3 Month LIBOR + 0.980%, 144A	2.396%	(c)	02/17/26	35,000	35,033,698
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2017-8A, Class A, 3 Month LIBOR + 1.300%, 144A	2.607%	(c)	01/16/30	5,500	5,529,977
Battalion CLO Ltd. (Cayman Islands), Series 2013-4A, Class A1R, 3 Month LIBOR + 1.140%, 144A	2.502%	(c)	10/22/25	12,000	12,009,425
Battalion CLO Ltd. (Cayman Islands), Series 2014-5A, Class A1R, 3 Month LIBOR + 1.170%, 144A	2.523%	(c)	04/17/26	6,000	6,016,326
Battalion CLO Ltd. (Cayman Islands), Series 2014-7A, Class A1R, 3 Month LIBOR + 1.190%, 144A	2.543%	(c)	10/17/26	9,900	9,928,939
Battalion CLO Ltd. (Cayman Islands), Series 2015-8A, Class A1R, 3 Month LIBOR + 1.340%, 144A	2.694%	(c)	07/18/30	5,500	5,537,975
Bean Creek CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 3 Month LIBOR + 1.620%, 144A	2.983%	(c)	01/20/28	11,750	11,814,194
BlueMountain CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 1.330%, 144A	2.689%	(c)	04/13/27	4,500	4,514,630
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 3 Month LIBOR + 1.150%, 144A	2.503%	(c)	04/17/25	11,002	11,011,269

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class AR, 3 Month LIBOR + 1.450%, 144A	2.813%	(c)	01/20/29	12,000	$12,173,656
Carlyle US CLO Ltd. (Cayman Islands), Series 2017-2A, Class A1B, 3 Month LIBOR + 1.220%, 144A	2.551%	(c)	07/20/31	2,750	2,765,283
Catamaran CLO Ltd. (Cayman Islands), Series 2014-2A, Class A1R, 3 Month LIBOR + 1.400%, 144A	2.754%	(c)	10/18/26	5,000	5,022,249
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class ARR, 3 Month LIBOR + 1.110%, 144A	2.472%	(c)	01/22/31	5,000	5,000,000
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 3 Month LIBOR + 1.450%, 144A	2.809%	(c)	07/15/26	2,450	2,451,935
Elevation CLO Ltd. (Cayman Islands), Series 2014-3A, Class AR, 3 Month LIBOR + 1.180%, 144A	2.539%	(c)	10/15/26	8,750	8,773,901
Elevation CLO Ltd. (Cayman Islands), Series 2015-4A, Class A, 3 Month LIBOR + 1.550%, 144A	2.904%	(c)	04/18/27	3,750	3,785,752
Galaxy CLO Ltd. (Cayman Islands), Series 2014-17A, Class AR, 3 Month LIBOR + 1.400%, 144A	2.759%	(c)	07/15/26	9,000	9,016,715
Galaxy CLO Ltd. (Cayman Islands), Series 2014-18A, Class AR, 3 Month LIBOR + 1.170%, 144A	2.529%	(c)	10/15/26	2,750	2,761,537
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 3 Month LIBOR + 1.450%, 144A	2.841%	(c)	05/05/27	3,500	3,505,227
KKR CLO Ltd. (Cayman Islands), Series 18, Class A, 3 Month LIBOR + 1.270%, 144A	2.624%	(c)	07/18/30	20,000	20,186,782
KVK CLO Ltd. (Cayman Islands), Series 2014-2A, Class AR, 3 Month LIBOR + 1.180%, 144A	2.539%	(c)	07/15/26	15,000	15,035,022
KVK CLO Ltd. (Cayman Islands), Series 2014-3A, Class AR, 3 Month LIBOR + 1.200%, 144A	2.559%	(c)	10/15/26	15,000	15,050,541
Mountain View CLO LLC (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.210%, 144A	3.075%	(c)	01/16/31	9,000	9,000,000
Mountain View CLO Ltd. (Cayman Islands), Series 2013-1A, Class AR, 3 Month LIBOR + 1.250%, 144A	2.607%	(c)	10/12/30	1,500	1,502,708
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 3 Month LIBOR + 0.850%, 144A	2.572%	(c)	01/15/28	6,000	6,000,000
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 3 Month LIBOR + 1.260%, 144A	2.561%	(c)	07/15/30	6,250	6,300,670
OZLM Funding Ltd. (Cayman Islands), Series 2012-2A, Class A1R, 3 Month LIBOR + 1.440%, 144A	2.818%	(c)	10/30/27	7,500	7,517,864
Palmer Square CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R2, 3 Month LIBOR + 1.130%, 144A	2.861%	(c)	01/17/31	4,000	4,000,000
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 3 Month LIBOR + 1.300%, 144A	2.741%	(c)	05/21/29	5,000	5,025,448

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Collateralized Loan Obligations (continued)
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-2A, Class A1AR, 3 Month LIBOR + 1.270%, 144A	2.633%	(c)	07/20/30	10,750	$10,824,936
Shackleton CLO Ltd. (Cayman Islands), Series 2013-3A, Class B2, 144A	3.440%		04/15/25	600	601,400
Shackleton CLO Ltd. (Cayman Islands), Series 2014-5A, Class AR, 3 Month LIBOR + 1.140%, 144A	2.532%	(c)	05/07/26	14,500	14,522,210
Sound Point CLO Ltd. (Cayman Islands), Series 2017-2A, Class A, 3 Month LIBOR + 1.280%, 144A	2.567%	(c)	07/25/30	4,500	4,529,223
TICP CLO Ltd. (Cayman Islands), Series 2016-6A, Class A, 3 Month LIBOR + 1.550%, 144A	2.909%	(c)	01/15/29	3,500	3,532,213
TICP CLO Ltd. (Cayman Islands), Series 2017-7A, Class AS, 3 Month LIBOR + 1.230%, 144A	2.534%	(c)	07/15/29	1,500	1,505,535
TICP CLO Ltd. (Cayman Islands), Series 2017-9A, Class A, 144A	—%	(p)	01/20/31	6,000	6,000,000
Trinitas CLO Ltd. (Cayman Islands), Series 2016-5A, Class A, 3 Month LIBOR + 1.700%, 144A	3.067%	(c)	10/25/28	11,500	11,576,403
Trinitas CLO Ltd. (Cayman Islands), Series 2017-6A, Class A, 3 Month LIBOR + 1.320%, 144A	2.687%	(c)	07/25/29	6,500	6,520,639
Trinitas CLO Ltd. (Cayman Islands), Series 2017-7A, Class A, 3 Month LIBOR + 1.210%, 144A	2.908%	(c)	01/25/31	5,000	5,000,000
Wellfleet CLO Ltd. (Cayman Islands), Series 2016-2A, Class A1, 3 Month LIBOR + 1.650%, 144A	3.013%	(c)	10/20/28	7,750	7,798,018
Wellfleet CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 3 Month LIBOR + 1.320%, 144A	2.683%	(c)	04/20/29	9,000	9,059,756
Wellfleet CLO Ltd., Series 2017-3A, Class A1, 3 Month LIBOR + 1.150%, 144A	2.673%	(c)	01/17/31	4,500	4,500,000
West CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1AR, 3 Month LIBOR + 1.160%, 144A	2.552%	(c)	11/07/25	4,000	4,008,944
Zais CLO Ltd. (Cayman Islands), Series 2017-1A, Class A1, 3 Month LIBOR + 1.370%, 144A	2.729%	(c)	07/15/29	7,750	7,829,067

					377,865,907

Consumer Loans — 2.0%
Lendmark Funding Trust, Series 2017-2A, Class A, 144A	2.800%		05/20/26	4,900	4,880,724
Mariner Finance Issuance Trust, Series 2017-BA, Class A, 144A	2.920%		12/20/29	7,500	7,484,824
OneMain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570%		07/18/25	3,742	3,739,418
OneMain Financial Issuance Trust, Series 2016-1A, Class A, 144A	3.660%		02/20/29	6,400	6,502,913
OneMain Financial Issuance Trust, Series 2017-1A, Class B, 144A	2.790%		09/14/32	1,500	1,477,141
Oportun Funding LLC, Series 2017-A, Class A, 144A	3.230%		06/08/23	2,500	2,490,453

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Consumer Loans (continued)
Oportun Funding LLC, Series 2017-B, Class A, 144A	3.220%		10/10/23	7,000	$6,967,823
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050%		04/25/29	8,234	8,285,119
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160%		11/15/24	17,040	17,107,664

					58,936,079

Credit Cards — 0.3%
Discover Card Execution Note Trust, Series 2017-A5, Class A5, 1 Month LIBOR + 0.600%	2.077%	(c)	12/15/26	8,400	8,492,891

Home Equity Loans — 1.9%
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1, Class M1, 1 Month LIBOR + 1.050%	2.602%	(c)	12/25/33	353	349,357
ACE Securities Corp. Home Equity Loan Trust, Series 2004-IN1, Class A1, 1 Month LIBOR + 0.640%	2.192%	(c)	05/25/34	1,210	1,184,662
ACE Securities Corp. Home Equity Loan Trust, Series 2004-OP1, Class M1, 1 Month LIBOR + 0.780%	2.332%	(c)	04/25/34	2,150	2,149,582
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates, Series 2003-1, Class M1, 1 Month LIBOR + 1.350%	2.902%	(c)	02/25/33	1,197	1,182,679
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2003-W10, Class M1, 1 Month LIBOR + 1.080%	2.632%	(c)	01/25/34	1,765	1,729,201
Asset-Backed Funding Certificates Trust, Series 2004-OPT2, Class M1, 1 Month LIBOR + 0.825%	2.377%	(c)	08/25/33	486	482,639
Asset-Backed Funding Certificates Trust, Series 2004-OPT5, Class A1, 1 Month LIBOR + 0.700%	2.252%	(c)	06/25/34	2,155	2,101,005
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE1, Class M2, 1 Month LIBOR + 3.525%	5.002%	(c)	01/15/33	226	227,722
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE7, Class M1, 1 Month LIBOR + 0.975%	2.452%	(c)	12/15/33	897	896,183
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE2, Class M1, 1 Month LIBOR + 0.825%	2.377%	(c)	04/25/34	4,092	4,068,076
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE3, Class M1, 1 Month LIBOR + 0.810%	2.362%	(c)	06/25/34	2,554	2,545,517
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE8, Class M1, 1 Month LIBOR + 1.050%	2.602%	(c)	12/25/34	1,263	1,204,906
Bear Stearns Asset-Backed Securities I Trust, Series 2004-FR2, Class M2, 1 Month LIBOR + 1.020%	2.348%	(c)	06/25/34	3,014	3,045,613
Bear Stearns Asset-Backed Securities Trust, Series 2003-2, Class A3, 1 Month LIBOR + 1.500%	3.052%	(c)	03/25/43	929	917,722

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Home Equity Loans (continued)
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE5, Class M1, 1 Month LIBOR + 0.855%	2.407%	(c)	07/25/34	3,024	$2,998,115
EquiFirst Mortgage Loan Trust, Series 2004-1, Class 1A1, 1 Month LIBOR + 0.480%	2.032%	(c)	01/25/34	3,857	3,731,117
EquiFirst Mortgage Loan Trust, Series 2004-3, Class M2, 1 Month LIBOR + 0.900%	2.452%	(c)	12/25/34	1,389	1,392,538
Home Equity Asset Trust, Series 2003-4, Class M1, 1 Month LIBOR + 1.200%	2.752%	(c)	10/25/33	850	837,248
Home Equity Asset Trust, Series 2003-6, Class M1, 1 Month LIBOR + 1.050%	2.602%	(c)	02/25/34	2,339	2,289,358
MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class A2, 1 Month LIBOR + 0.700%	2.252%	(c)	09/25/34	858	843,323
MASTR Asset-Backed Securities Trust, Series 2004-WMC2, Class M1, 1 Month LIBOR + 0.900%	2.229%	(c)	04/25/34	2,564	2,530,586
MASTR Asset-Backed Securities Trust, Series 2005-NC1, Class M1, 1 Month LIBOR + 0.720%	2.272%	(c)	12/25/34	4,531	4,438,204
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020%	2.572%	(c)	10/25/33	183	181,018
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE1, Class A4, 1 Month LIBOR + 0.740%	2.292%	(c)	01/25/34	1,566	1,555,465
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE4, Class M1, 1 Month LIBOR + 0.900%	2.452%	(c)	05/25/34	2,466	2,460,952
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2003-NC1, Class M1, 1 Month LIBOR + 1.575%	3.127%	(c)	11/25/32	663	662,110
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M2, 1 Month LIBOR + 0.705%	2.257%	(c)	08/25/35	2,771	2,781,366
Option One Mortgage Acceptance Corp., Asset-Backed Certificates, Series 2003-5, Class A2, 1 Month LIBOR + 0.640%	2.192%	(c)	08/25/33	1,030	1,009,099
Option One Mortgage Loan Trust, Series 2004-1, Class M1, 1 Month LIBOR + 0.900%	2.452%	(c)	01/25/34	6,001	5,955,566
Renaissance Home Equity Loan Trust, Series 2003-3, Class A, 1 Month LIBOR + 0.500%	2.052%	(c)	12/25/33	1,056	1,037,995
Saxon Asset Securities Trust, Series 2004-1, Class A, 1 Month LIBOR + 0.540%	1.868%	(c)	03/25/35	405	388,048

					57,176,972

Residential Mortgage-Backed Securities — 2.5%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates, Series 2004-R1, Class A2, 1 Month LIBOR + 0.600%	2.152%	(c)	02/25/34	270	259,542
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-W10, Class A2, 1 Month LIBOR + 0.780%	2.108%	(c)	10/25/34	1,141	1,134,848
CIM Trust, Series 2017-8, 144A^	3.000%	(cc)	12/25/65	8,902	8,912,118

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Residential Mortgage-Backed Securities (continued)
Countrywide Asset-Backed Certificates Trust, Series 2004-12, Class AF6	4.634%	(cc)	03/25/35	170	$173,825
Countrywide Asset-Backed Certificates Trust, Series 2004-BC4, Class M1, 1 Month LIBOR + 1.050%	2.602%	(c)	11/25/34	1,259	1,260,411
Countrywide Asset-Backed Certificates Trust, Series 2004-SD1, Class A1, 1 Month LIBOR + 0.680%, 144A	2.232%	(c)	06/25/33	956	949,674
Credit-Based Asset Servicing & Securitization LLC, Series 2004-CB4, Class A6	5.872%	(cc)	05/25/35	141	140,496
CSMC Trust, Series 2016-RPL1, Class A1, 1 Month LIBOR + 3.150%, 144A	4.511%	(c)	12/26/46	11,737	11,823,361
CSMC Trust, Series 2017-6R, 144A^	2.900%	(cc)	03/06/47	4,553	4,579,542
Merrill Lynch Mortgage Investors Trust, Series 2003-WMC3, Class M3, 1 Month LIBOR + 2.475%	4.027%	(c)	06/25/34	1,149	1,149,684
Merrill Lynch Mortgage Investors Trust, Series 2004-WMC3, Class M2, 1 Month LIBOR + 1.845%	3.397%	(c)	01/25/35	900	917,119
Structured Asset Investment Loan Trust, Series 2004-6, Class A3, 1 Month LIBOR + 0.800%	2.352%	(c)	07/25/34	7,764	7,691,256
Structured Asset Investment Loan Trust, Series 2004-7, Class A7, 1 Month LIBOR + 0.840%	2.392%	(c)	08/25/34	1,102	1,106,444
Structured Asset Investment Loan Trust, Series 2004-11, Class A4, 1 Month LIBOR + 0.900%	2.452%	(c)	01/25/35	57	57,415
Structured Asset Investment Loan Trust, Series 2004-BNC1, Class A4, 1 Month LIBOR + 0.940%	2.492%	(c)	09/25/34	3,311	3,300,027
Towd Point Mortgage Funding, Series 2017-A11, Class A1, 144A	1.376%	(cc)	05/20/45	11,177	15,131,987
Towd Point Mortgage Trust, Series 2017-4, Class A1, 144A	2.750%	(cc)	06/25/57	4,830	4,809,507
Towd Point Mortgage Trust, Series 2017-6, Class A1, 144A	2.750%	(cc)	10/25/57	11,316	11,276,691
VOLT LVII LLC, Series 2017-NPL4, Class A1, 144A	3.375%	(cc)	04/25/47	922	925,436
VOLT LX LLC, Series 2017-NPL7, Class A1, 144A	3.250%	(cc)	04/25/59	1,143	1,145,060

					76,744,443

Student Loans — 0.3%
Commonbond Student Loan Trust, Series 2017-AGS, Class A2, 1 Month LIBOR + 0.850%, 144A	2.402%	(c)	05/25/41	3,583	3,605,696
Earnest Student Loan Program LLC, Series 2017-A, Class A1, 1 Month LIBOR + 1.000%, 144A	2.552%	(c)	01/25/41	1,955	1,976,783
Earnest Student Loan Program LLC, Series 2017-A, Class A2, 144A	2.650%		01/25/41	4,228	4,206,521

					9,789,000

TOTAL ASSET-BACKED SECURITIES (cost $591,899,672)					602,700,181

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

BANK LOANS — 0.7%	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Chemicals — 0.1%
Ceramtec Service GmbH (Germany), Initial Euro Term B-1 Loan	3.750%		08/28/20	EUR	1,534	$1,836,572
Ceramtec Service GmbH (Germany), Initial Euro Term B-2 Loan	3.750%		08/28/20	EUR	466	558,621

						2,395,193

Internet Software & Services — 0.1%
McAfee LLC, First Lien Closing Date USD Term Loan, 1 Month LIBOR + 4.500%	6.070%	(c)	09/30/24		4,569	4,551,418

Oil & Gas — 0.2%
Intervias Finco Ltd., Facility D1, 3 Month LIBOR + 5.000%	5.440%	(c)	01/31/23	GBP	4,905	6,645,929

Pharmaceuticals — 0.0%
Avantor, Inc., Initial Euro Term Loan, 1 Month EURIBOR + 4.250%	4.250%	(c)	11/21/24	EUR	915	1,103,864

Retail — 0.1%
Rite Aid Corp., Tranche 2 Term Loan (Second Lien), 1 Month LIBOR + 3.880%	5.370%	(c)	06/21/21		2,250	2,250,000

Technology — 0.1%
Peer Holdings BV (United Kingdom), Facility B, 1 Month EURIBOR + 3.250%	3.250%	(c)	02/25/22	EUR	2,300	2,766,546

Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC, Replacement Term A-3 Loan, 1 Month LIBOR + 1.500%	3.070%	(c)	12/31/18		2,317	2,315,610

TOTAL BANK LOANS (cost $21,770,180)						22,028,560

COMMERCIAL MORTGAGE-BACKED SECURITIES — 18.0%
BANK, Series 2017-BNK7, Class A4	3.175%		09/15/60		20,000	20,057,294
CD Mortgage Trust, Series 2017-CD5, Class A3	3.171%		08/15/50		9,000	9,049,085
CFCRE Commercial Mortgage Trust, Series 2016-C6, Class A2	2.950%		11/10/49		19,000	18,680,277
CGMS Commercial Mortgage Trust, Series 2017-B1, Class A3	3.197%		08/15/50		12,600	12,693,358
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815%		04/10/46		9,000	9,021,634
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47		9,770	10,133,771
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A2	2.687%		02/10/48		11,112	11,151,001
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class A3	3.497%		06/10/48		22,600	23,363,744
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class A3	3.209%		10/12/50		9,800	9,855,837
Commercial Mortgage Trust, Series 2012-CR5, Class A3	2.540%		12/10/45		2,000	1,980,667
Commercial Mortgage Trust, Series 2013-CR7, Class A3	2.929%		03/10/46		9,591	9,666,585
Commercial Mortgage Trust, Series 2014-CR20, Class A3	3.326%		11/10/47		17,000	17,350,951
Commercial Mortgage Trust, Series 2014-UBS4, Class A3	3.430%		08/10/47		15,300	15,576,870

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Commercial Mortgage Trust, Series 2014-UBS6, Class A4	3.378%		12/10/47	8,000	$8,191,070
Commercial Mortgage Trust, Series 2015-CR27, Class A3	3.349%		10/10/48	16,750	17,100,340
Commercial Mortgage Trust, Series 2015-DC1, Class A4	3.078%		02/10/48	15,000	15,034,317
Commercial Mortgage Trust, Series 2015-LC21, Class A3	3.445%		07/10/48	19,100	19,641,393
Commercial Mortgage Trust, Series 2015-LC23, Class A3	3.521%		10/10/48	13,500	13,940,950
Commercial Mortgage Trust, Series 2016-COR1, Class A3	2.826%		10/10/49	12,000	11,753,921
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3	3.231%		06/15/57	22,000	22,181,518
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class A4	3.191%		11/15/50	7,625	7,659,388
DBJPM Mortgage Trust, Series 2016-C3, Class A4	2.632%		09/10/49	11,300	10,955,470
Fannie Mae-Aces, Series 2015-M17, Class A2	2.939%	(cc)	11/25/25	10,700	10,840,029
Fannie Mae-Aces, Series 2017-M4, Class A2	2.597%	(cc)	12/25/26	25,000	24,499,280
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, IO	1.534%	(cc)	06/25/20	29,230	901,394
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.426%	(cc)	05/25/22	45,613	2,338,456
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	1.465%	(cc)	06/25/22	24,812	1,336,794
FHLMC Multifamily Structured Pass-Through Certificates, Series K024, Class X1, IO	0.862%	(cc)	09/25/22	39,798	1,318,305
FHLMC Multifamily Structured Pass-Through Certificates, Series K025, Class X1, IO	0.870%	(cc)	10/25/22	32,577	1,117,719
FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class X1, IO	0.672%	(cc)	11/25/25	132,049	5,708,501
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class X1, IO	1.368%	(cc)	03/25/26	27,852	2,569,554
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	1.733%	(cc)	05/25/19	34,023	601,951
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	1.683%	(cc)	07/25/19	34,778	635,328
FHLMC Multifamily Structured Pass-Through Certificates, Series Q001, Class XA, IO	2.303%	(cc)	02/25/32	29,835	4,508,251
GS Mortgage Securities Trust, Series 2014-GC26, Class A4	3.364%		11/10/47	8,000	8,194,441
GS Mortgage Securities Trust, Series 2017-GS7, Class AAB	3.203%		08/10/50	7,300	7,391,796
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2	3.003%		01/15/47	4,066	4,084,594
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A2	2.773%		10/15/48	4,500	4,530,403
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP6, Class A4	3.224%		07/15/50	15,500	15,636,078
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	2,067	2,078,445
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	5,000	4,985,259
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	9,002	9,076,958
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A3	2.655%		02/15/46	8,078	8,060,265

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%	12/15/48	4,975	$5,003,948
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A3	2.834%	05/15/46	13,600	13,643,436
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%	03/10/46	13,323	13,415,083
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%	04/10/46	12,200	12,287,910
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A4	3.548%	08/15/50	3,610	3,730,849
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A4	2.925%	04/15/50	15,000	14,929,467
Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class A2	2.399%	08/15/49	11,300	10,755,722
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A4	3.525%	12/15/49	5,800	5,987,857
Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A3	2.684%	10/15/49	15,500	15,082,907
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A4	3.190%	07/15/50	9,500	9,524,947
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class ASB	3.212%	09/15/50	6,900	6,991,725
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A3	3.210%	11/15/50	15,000	15,103,438

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $543,655,770)				541,910,531

			Shares
COMMON STOCK — 0.0%
Oil & Gas
Frontera Energy Corp. (Colombia)*(a) (cost $1,279,096)			32,074	1,010,446

			Principal Amount (000)#
CORPORATE BONDS — 32.4%
Agriculture — 0.5%
BAT Capital Corp. (United Kingdom), Gtd. Notes, 144A	3.222%	08/15/24	6,445	6,444,745
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%	02/11/18	7,440	7,439,033
Reynolds American, Inc. (United Kingdom), Gtd. Notes	7.000%	08/04/41	1,350	1,826,798

				15,710,576

Airlines — 0.4%
American Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates	3.200%	12/15/29	2,763	2,755,323
Continental Airlines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates	4.150%	10/11/25	4,009	4,189,777
Continental Airlines 2012-2 Class A Pass-Through Trust, Pass-Through Certificates	4.000%	04/29/26	997	1,039,008

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Airlines (continued)
United Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates	2.875%	04/07/30		3,300	$3,236,475

					11,220,583

Apparel — 0.1%
Hanesbrands Finance Luxembourg SCA, Gtd. Notes, 144A	3.500%	06/15/24	EUR	1,345	1,737,152

Auto Manufacturers — 0.8%
Ford Motor Co., Sr. Unsec’d. Notes	4.750%	01/15/43		5,490	5,567,580
Ford Motor Co., Sr. Unsec’d. Notes(a)	5.291%	12/08/46		545	593,074
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.597%	11/04/19		5,000	5,003,272
General Motors Co., Sr. Unsec’d. Notes	4.000%	04/01/25		4,620	4,744,494
General Motors Co., Sr. Unsec’d. Notes	6.250%	10/02/43		5,215	6,177,006
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	2.200%	01/15/24	EUR	620	758,128

					22,843,554

Auto Parts & Equipment — 0.5%
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, Cash coupon 3.250% or PIK 4.000%, 144A	3.250%	09/15/23	EUR	2,240	2,801,881
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, Cash coupon 3.750% or PIK 4.500%, 144A	3.750%	09/15/26	EUR	2,155	2,766,356
Lear Corp., Sr. Unsec’d. Notes	5.250%	01/15/25		6,325	6,752,866
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500%	04/29/22		1,634	1,715,700

					14,036,803

Banks — 9.6%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes	1.625%	01/21/20		3,000	2,959,812
Banco Santander SA (Spain), Sr. Unsec’d. Notes	3.500%	04/11/22		3,600	3,670,732
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, MTN	1.125%	05/25/18		3,000	2,992,056
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, MTN, 144A	1.750%	10/05/20		1,600	1,579,104
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, MTN, 144A	2.375%	02/01/22		4,000	3,998,508
Bank of America Corp., Jr. Sub. Notes(a)	5.125%	12/31/49		4,145	4,209,248
Bank of America Corp., Jr. Sub. Notes(a)	6.300%	12/31/49		1,490	1,683,700
Bank of America Corp., Sr. Unsec’d. Notes, 144A	3.004%	12/20/23		1,938	1,942,976
Bank of America Corp., Sr. Unsec’d. Notes, 144A	3.419%	12/20/28		19,967	19,971,291
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.100%	07/24/23		1,245	1,322,131
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.443%	01/20/48		3,860	4,350,055
Bank of America Corp., Sub. Notes, MTN	3.950%	04/21/25		8,575	8,867,566
Bank of America Corp., Sub. Notes, MTN	4.450%	03/03/26		6,375	6,804,701
Bank of New York Mellon Corp. (The), Jr. Sub. Notes	4.625%	12/31/49		3,465	3,521,306
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	2.750%	11/08/19		3,445	3,452,407
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.200%	08/10/21		1,010	1,015,433
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.684%	01/10/23		1,280	1,298,915

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.375%	01/12/26	3,075	$3,198,676
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.950%	01/10/47	1,500	1,664,498
Capital One NA, Sr. Unsec’d. Notes	2.250%	09/13/21	2,060	2,020,746
Citigroup, Inc., Jr. Sub. Notes	5.950%	12/31/49	2,575	2,690,875
Citigroup, Inc., Jr. Sub. Notes(a)	6.125%	12/31/49	4,975	5,292,156
Citigroup, Inc., Jr. Sub. Notes(a)	6.250%	12/31/49	3,315	3,656,445
Citigroup, Inc., Sr. Unsec’d. Notes	3.700%	01/12/26	1,940	1,997,248
Citigroup, Inc., Sr. Unsec’d. Notes	4.281%	04/24/48	900	977,133
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%	07/15/39	2,250	3,597,586
Citigroup, Inc., Sub. Notes	4.300%	11/20/26	1,000	1,045,721
Citigroup, Inc., Sub. Notes	4.450%	09/29/27	3,745	3,964,841
Citigroup, Inc., Sub. Notes	4.750%	05/18/46	3,835	4,227,511
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.125%	12/10/20	1,700	1,720,445
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.800%	06/09/23	5,555	5,728,840
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, GMTN	3.375%	05/12/21	3,960	3,996,527
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes	1.875%	01/29/20	2,250	2,230,725
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A	1.875%	09/15/21	4,250	4,150,826
Discover Bank, Sr. Unsec’d. Notes	2.000%	02/21/18	14,175	14,175,983
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.300%	12/31/49	1,035	1,099,688
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375%	12/31/49	7,490	7,714,700
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%	11/16/26	6,950	6,990,684
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%	02/25/26	1,290	1,323,657
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.850%	01/26/27	1,680	1,724,784
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%	07/27/21	6,590	7,142,180
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%	01/24/22	8,130	9,014,793
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%	10/01/37	4,750	6,358,556
HSBC Holdings PLC (United Kingdom), Sub. Notes	4.250%	03/14/24	1,980	2,068,266
JPMorgan Chase & Co., Jr. Sub. Notes	5.300%	12/31/49	7,950	8,244,945
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	12/31/49	4,350	4,404,375
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.950%	10/01/26	4,110	4,037,008
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.200%	06/15/26	5,930	5,926,821
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%	09/23/22	9,245	9,465,511
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.964%	11/15/48	1,970	2,034,078
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.032%	07/24/48	3,825	3,989,048
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%	01/24/22	8,500	9,095,445
Morgan Stanley, Jr. Sub. Notes	5.450%	12/31/49	2,975	3,053,838
Morgan Stanley, Sr. Unsec’d. Notes	4.375%	01/22/47	5,020	5,502,833
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750%	02/25/23	5,340	5,534,169
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%	07/28/21	7,000	7,656,869
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.125%	07/27/26	8,155	8,043,520
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.625%	09/23/19	7,600	8,008,990
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.375%	07/24/42	1,280	1,779,644
People’s United Bank NA, Sub. Notes	4.000%	07/15/24	1,900	1,918,954
PNC Bank NA, Sub. Notes	4.200%	11/01/25	2,545	2,734,338

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Banks (continued)
State Street Corp., Jr. Sub. Notes	5.250%	12/31/49		5,265	$5,521,932
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	2.859%	08/15/23		7,290	7,206,654

					287,573,003

Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.900%	02/01/46		1,775	2,057,205

Biotechnology — 0.2%
Amgen, Inc., Sr. Unsec’d. Notes	4.663%	06/15/51		4,752	5,315,135
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.150%	03/01/47		150	159,551
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%	12/01/41		555	703,751

					6,178,437

Building Materials — 0.1%
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.375%	11/15/24		4,015	4,196,880

Chemicals — 0.8%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	5.250%	01/15/45		4,910	5,712,628
CF Industries, Inc., Gtd. Notes	5.375%	03/15/44		2,105	2,078,688
Dow Chemical Co. (The), Sr. Unsec’d. Notes	5.250%	11/15/41		3,800	4,425,223
Eastman Chemical Co., Sr. Unsec’d. Notes	3.800%	03/15/25		6,706	6,991,596
LyondellBasell Industries NV, Sr. Unsec’d. Notes	4.625%	02/26/55		4,000	4,233,002
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%	11/15/21		250	277,701
Mosaic Co. (The), Sr. Unsec’d. Notes(a)	5.450%	11/15/33		1,305	1,421,216
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%	11/15/43		455	490,246

					25,630,300

Commercial Services — 0.5%
ERAC USA Finance LLC, Gtd. Notes, 144A	3.300%	12/01/26		5,690	5,641,576
ERAC USA Finance LLC, Gtd. Notes, 144A	6.700%	06/01/34		1,025	1,293,765
ERAC USA Finance LLC, Gtd. Notes, 144A	7.000%	10/15/37		2,050	2,741,361
SNCF Reseau (France), Sr. Unsec’d. Notes, EMTN	1.375%	10/11/19		4,000	3,937,160
United Rentals North America, Inc., Gtd. Notes	4.875%	01/15/28		1,020	1,025,100
United Rentals North America, Inc., Gtd. Notes	5.500%	07/15/25		935	991,100
United Rentals North America, Inc., Gtd. Notes	5.500%	05/15/27		520	547,300
United Rentals North America, Inc., Gtd. Notes	5.875%	09/15/26		400	428,000

					16,605,362

Computers — 0.1%
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	3.480%	06/01/19		2,560	2,592,070
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	10/05/18		1,895	1,904,132

					4,496,202

Diversified Financial Services — 1.0%
Arrow Global Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.125%	09/15/24	GBP	1,150	1,567,808
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%	07/24/24		9,635	9,856,555
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	07/24/24		2,000	2,045,990

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Diversified Financial Services (continued)
CPPIB Capital, Inc. (Canada), Gtd. Notes, MTN, 144A	2.750%		11/02/27		2,500	$2,493,236
Discover Financial Services, Sr. Unsec’d. Notes	3.750%		03/04/25		4,895	4,927,315
Grain Spectrum Funding II LLC, Sec’d. Notes, 144A^	3.290%		10/10/34		932	927,456
Intrum Justitia AB (Sweden), Sr. Unsec’d. Notes, 144A	3.125%		07/15/24	EUR	1,310	1,575,543
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43		1,975	2,329,671
Navient Corp., Sr. Unsec’d. Notes, MTN	4.875%		06/17/19		930	945,717
Navient Corp., Sr. Unsec’d. Notes, MTN	5.500%		01/15/19		175	178,062
Ontario Teachers’ Finance Trust (Canada), Gov’t. Gtd. Notes, 144A	2.125%		09/19/22		2,000	1,964,894
Peru Enhanced Pass-Through Finance Ltd. (Peru), Pass-Through Certificates	1.610%	(s)	05/31/18		328	324,799
Power Sector Assets & Liabilities Management Corp. (Philippines), Gov’t. Gtd. Notes	7.390%		12/02/24		1,100	1,403,069

						30,540,115

Electric — 1.6%
Calpine Corp., Sr. Unsec’d. Notes(a)	5.375%		01/15/23		545	530,012
Calpine Corp., Sr. Unsec’d. Notes(a)	5.750%		01/15/25		1,205	1,138,725
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.750%		02/23/27		665	695,756
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%		01/15/24		2,365	2,521,681
Commonwealth Edison Co., First Mortgage	6.450%		01/15/38		2,110	2,920,756
Dominion Energy, Inc., Jr. Sub. Notes	2.962%		07/01/19		1,875	1,889,515
Duke Energy Progress LLC, First Mortgage	3.700%		10/15/46		2,030	2,073,366
Dynegy, Inc., Gtd. Notes(a)	7.625%		11/01/24		2,725	2,922,562
Enel Americas SA (Chile), Sr. Unsec’d. Notes	4.000%		10/25/26		740	751,677
Exelon Corp., Jr. Sub. Notes	3.497%		06/01/22		7,110	7,245,802
FirstEnergy Corp., Sr. Unsec’d. Notes	7.375%		11/15/31		2,360	3,182,934
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%		07/15/44		855	1,015,586
Hydro-Quebec (Canada), Gov’t. Gtd. Notes	8.625%		06/15/29		1,000	1,449,605
Northern States Power Co., First Mortgage	3.600%		09/15/47		4,475	4,553,494
PECO Energy Co., First Mortgage	3.700%		09/15/47		660	677,512
PPL Capital Funding, Inc., Gtd. Notes	4.000%		09/15/47		4,440	4,562,283
PSEG Power LLC, Gtd. Notes	3.000%		06/15/21		3,750	3,782,974
San Diego Gas & Electric Co., First Mortgage	3.950%		11/15/41		1,125	1,191,066
Southern California Edison Co., First Ref. Mortgage	4.000%		04/01/47		3,550	3,812,943
Southern Power Co., Sr. Unsec’d. Notes	5.150%		09/15/41		1,025	1,139,991

						48,058,240

Engineering & Construction — 0.0%
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A	4.250%		10/31/26		1,540	1,574,650

Entertainment — 0.3%
Cinemark USA, Inc., Gtd. Notes	5.125%		12/15/22		6,000	6,135,000
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.875%		11/01/20		3,000	3,112,500

						9,247,500

Foods — 0.6%
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750%		06/15/23		4,275	4,317,750

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Foods (continued)
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A	5.750%	06/15/25		2,755	$2,651,688
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A	7.250%	06/01/21		2,990	3,038,588
Kraft Heinz Foods Co., Gtd. Notes	3.000%	06/01/26		4,590	4,416,866
Kraft Heinz Foods Co., Gtd. Notes	6.125%	08/23/18		735	754,010
Kroger Co. (The), Sr. Unsec’d. Notes(a)	4.450%	02/01/47		705	703,933
Kroger Co. (The), Sr. Unsec’d. Notes(a)	4.650%	01/15/48		1,760	1,801,591

					17,684,426

Forest Products & Paper — 0.4%
Georgia-Pacific LLC, Sr. Unsec’d. Notes	7.375%	12/01/25		3,620	4,607,382
International Paper Co., Sr. Unsec’d. Notes	6.000%	11/15/41		5,100	6,383,539

					10,990,921

Gas — 0.2%
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	5.850%	01/15/41		1,200	1,531,023
Dominion Energy Gas Holdings LLC, Sr. Unsec’d. Notes	4.800%	11/01/43		240	268,898
NiSource Finance Corp., Gtd. Notes	3.950%	03/30/48		3,210	3,288,324

					5,088,245

Healthcare-Products — 0.4%
Becton Dickinson & Co., Sr. Unsec’d. Notes	3.700%	06/06/27		10,920	11,004,195

Healthcare-Services — 0.9%
Aetna, Inc., Sr. Unsec’d. Notes	6.750%	12/15/37		2,250	3,085,828
Anthem, Inc., Sr. Unsec’d. Notes	4.650%	01/15/43		2,030	2,225,942
Centene Corp., Sr. Unsec’d. Notes	4.750%	05/15/22		2,145	2,225,438
CHS/Community Health Systems, Inc., Gtd. Notes(a)	8.000%	11/15/19		2,300	1,943,500
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%	10/15/20		890	916,700
HCA, Inc., Sr. Sec’d. Notes	5.250%	04/15/25		3,400	3,595,500
HCA, Inc., Sr. Sec’d. Notes	5.875%	03/15/22		2,000	2,140,000
Kaiser Foundation Hospitals, Gtd. Notes	4.150%	05/01/47		2,000	2,161,083
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200%	02/01/22		365	372,133
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	3.450%	06/01/26		1,765	1,770,847
Tenet Healthcare Corp., Sec’d. Notes, 144A(a)	5.125%	05/01/25		395	385,125
Tenet Healthcare Corp., Sr. Unsec’d. Notes	6.750%	02/01/20		2,750	2,777,500
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.625%	11/15/41		3,360	3,833,673
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	5.950%	02/15/41		363	483,736

					27,917,005

Home Builders — 0.3%
CalAtlantic Group, Inc., Gtd. Notes	8.375%	05/15/18		5,750	5,865,000
PulteGroup, Inc., Gtd. Notes	5.000%	01/15/27		2,240	2,340,800

					8,205,800

Home Furnishings — 0.0%
Tempur Sealy International, Inc., Gtd. Notes	5.500%	06/15/26		1,250	1,281,500

Household Products/Wares — 0.1%
Spectrum Brands, Inc., Gtd. Notes, 144A	4.000%	10/01/26	EUR	2,250	2,859,401

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Housewares — 0.1%
Newell Brands, Inc., Sr. Unsec’d. Notes	4.200%	04/01/26		2,050	$2,141,037

Insurance — 1.0%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500%	11/15/20		4,500	4,797,588
American International Group, Inc., Sr. Unsec’d. Notes	4.500%	07/16/44		1,630	1,755,676
AXIS Specialty Finance LLC, Gtd. Notes	5.875%	06/01/20		1,700	1,819,468
Endurance Specialty Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	7.000%	07/15/34		1,500	1,923,241
Liberty Mutual Finance Europe DAC, Gtd. Notes, 144A	1.750%	03/27/24	EUR	2,100	2,604,938
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.850%	08/01/44		3,890	4,323,288
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%	03/15/35		950	1,227,577
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%	05/01/42		1,910	2,548,682
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%	10/09/37		2,155	2,777,716
Markel Corp., Sr. Unsec’d. Notes	5.000%	03/30/43		740	830,590
Markel Corp., Sr. Unsec’d. Notes	5.000%	04/05/46		1,330	1,504,080
Principal Financial Group, Inc., Gtd. Notes	4.625%	09/15/42		235	261,752
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.270%	05/15/47		2,915	3,082,732
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900%	09/15/44		890	1,018,050
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%	12/16/39		246	347,559

					30,822,937

Internet — 0.1%
Netflix, Inc., Sr. Unsec’d. Notes, 144A	3.625%	05/15/27	EUR	2,700	3,266,409

Lodging — 0.3%
Marriott International, Inc., Sr. Unsec’d. Notes	3.125%	06/15/26		8,075	7,942,978
MGM Resorts International, Gtd. Notes	6.000%	03/15/23		2,500	2,700,000

					10,642,978

Machinery-Diversified — 0.1%
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21		1,950	2,103,139

Media — 1.5%
21st Century Fox America, Inc., Gtd. Notes	6.150%	03/01/37		1,230	1,610,861
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.500%	05/15/26		2,500	2,546,875
AMC Networks, Inc., Gtd. Notes	5.000%	04/01/24		5,660	5,730,750
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes	5.125%	02/15/23		615	628,838
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%	05/01/23		3,150	3,213,000
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.375%	05/01/25		1,910	1,967,911
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	6.375%	09/15/20		3,184	3,231,760
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.384%	10/23/35		4,300	5,020,788
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.484%	10/23/45		1,000	1,165,930

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.834%		10/23/55		1,010	$1,214,872
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A	3.150%		08/15/24		7,280	7,169,959
Discovery Communications LLC, Gtd. Notes	5.000%		09/20/37		385	398,896
Discovery Communications LLC, Gtd. Notes	5.200%		09/20/47		1,350	1,409,021
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes	5.000%		05/13/45		941	962,039
Time Warner, Inc., Gtd. Notes	3.800%		02/15/27		1,075	1,073,984
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes	4.000%		01/15/25	EUR	2,200	2,785,899
Videotron Ltd. (Canada), Gtd. Notes	5.000%		07/15/22		3,500	3,683,750

						43,815,133

Mining — 0.1%
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	6.750%		04/16/40		850	1,108,172
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	7.500%		07/27/35		1,700	2,310,350

						3,418,522

Miscellaneous Manufacturing — 0.3%
Actuant Corp., Gtd. Notes	5.625%		06/15/22		2,390	2,443,775
Amsted Industries, Inc., Gtd. Notes, 144A	5.000%		03/15/22		2,750	2,815,312
General Electric Co., Sr. Unsec’d. Notes	0.875%		05/17/25	EUR	3,860	4,614,396

						9,873,483

Multi-National — 0.9%
Asian Development Bank (Supranational Bank), Sr. Unsec’d. Notes	5.593%		07/16/18		5,000	5,101,006
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%		09/27/21		9,305	9,099,173
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.200%		07/18/20		2,655	2,634,291
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.750%		01/06/23		970	959,184
Inter-American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	6.800%		10/15/25		2,000	2,536,092
North American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	2.400%		10/26/22		4,792	4,721,725
North American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	4.375%		02/11/20		2,300	2,396,538

						27,448,009

Office/Business Equipment — 0.2%
CDW LLC/CDW Finance Corp., Gtd. Notes	5.500%		12/01/24		6,200	6,742,500

Oil & Gas — 3.1%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	2.346%	(s)	10/10/36		7,000	2,999,847
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36		55	67,365
Apache Corp., Sr. Unsec’d. Notes	5.100%		09/01/40		753	802,235
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.450%		09/15/42		2,350	2,169,643
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.750%		11/15/39		1,980	2,371,020
CNOOC Finance Ltd. (China), Gtd. Notes	3.000%		05/09/23		1,965	1,943,088

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Oil & Gas (continued)
Concho Resources, Inc., Gtd. Notes	4.875%	10/01/47		470	$511,091
ConocoPhillips Co., Gtd. Notes	4.150%	11/15/34		2,295	2,438,568
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%	07/15/41		3,100	3,653,883
Devon Energy Corp., Sr. Unsec’d. Notes	7.950%	04/15/32		2,045	2,804,234
Encana Corp. (Canada), Sr. Unsec’d. Notes	6.500%	08/15/34		1,640	2,026,587
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	4.950%	07/19/22		2,238	2,341,955
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	3.875%	04/19/22		1,455	1,476,825
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	4.750%	04/19/27		500	526,450
Kerr-McGee Corp., Gtd. Notes	6.950%	07/01/24		3,110	3,665,998
Lukoil International Finance BV (Russia), Gtd. Notes, 144A	7.250%	11/05/19		1,050	1,130,611
Nabors Industries, Inc., Gtd. Notes	4.625%	09/15/21		2,010	1,914,525
Noble Energy, Inc., Sr. Unsec’d. Notes(a)	3.900%	11/15/24		4,000	4,112,735
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%	12/15/21		1,975	2,057,989
Noble Energy, Inc., Sr. Unsec’d. Notes	6.000%	03/01/41		4,140	4,896,319
Petrobras Global Finance BV (Brazil), Gtd. Notes	6.125%	01/17/22		330	350,212
Petrobras Global Finance BV (Brazil), Gtd. Notes	7.375%	01/17/27		810	891,810
Petrobras Global Finance BV (Brazil), Gtd. Notes	8.375%	05/23/21		6,970	7,949,285
Petrobras Global Finance BV (Brazil), Gtd. Notes, 144A	5.299%	01/27/25		1,650	1,654,950
Petroleos Mexicanos (Mexico), Gtd. Notes	4.875%	01/24/22		1,735	1,808,304
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	01/21/21		4,810	5,103,410
Petroleos Mexicanos (Mexico), Gtd. Notes	6.375%	01/23/45		1,323	1,330,078
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	5.375%	03/13/22		1,160	1,229,600
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	6.500%	03/13/27		950	1,038,350
Petroleos Mexicanos (Mexico), Gtd. Notes, EMTN	2.750%	04/21/27	EUR	890	1,023,825
Petroleos Mexicanos (Mexico), Gtd. Notes, MTN	6.750%	09/21/47		595	621,091
Petroleos Mexicanos (Mexico), Gtd. Notes, MTN, 144A	6.500%	03/13/27		3,510	3,836,430
Petroleos Mexicanos (Mexico), Gtd. Notes, MTN, 144A	6.750%	09/21/47		4,305	4,493,774
Petroleos Mexicanos (Mexico), Gov’t. Gtd. Notes	2.830%	02/15/24		2,600	2,630,466
Phillips 66, Gtd. Notes	4.650%	11/15/34		2,425	2,656,951
Phillips 66, Gtd. Notes	4.875%	11/15/44		2,310	2,645,842
Sasol Financing International Ltd. (South Africa), Gtd. Notes	4.500%	11/14/22		3,450	3,495,195
Valero Energy Corp., Sr. Unsec’d. Notes	3.400%	09/15/26		5,155	5,175,958
YPF SA (Argentina), Sr. Unsec’d. Notes, 144A	8.500%	03/23/21		1,860	2,103,660

					93,950,159

Oil & Gas Services — 0.2%
Cameron International Corp., Gtd. Notes	5.950%	06/01/41		3,935	4,877,869

Packaging & Containers — 0.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, 144A	4.625%	05/15/23		2,795	2,851,738
WestRock RKT Co., Gtd. Notes	4.450%	03/01/19		1,120	1,144,943
WestRock RKT Co., Gtd. Notes	4.900%	03/01/22		1,250	1,347,977

					5,344,658

Pharmaceuticals — 1.1%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25		5,735	5,896,014
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%	05/14/35		4,430	4,865,654

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Pharmaceuticals (continued)
Allergan Funding SCS, Gtd. Notes	4.550%	03/15/35		5,970	$6,317,253
Allergan Funding SCS, Gtd. Notes	4.750%	03/15/45		311	331,077
Catalent Pharma Solutions, Inc., Gtd. Notes, 144A	4.750%	12/15/24	EUR	1,400	1,786,275
Endo Dac/Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	6.000%	07/15/23		1,900	1,491,500
Forest Laboratories LLC, Gtd. Notes, 144A	4.875%	02/15/21		2,046	2,165,750
Mylan NV, Gtd. Notes	2.500%	06/07/19		5,050	5,044,780
Mylan NV, Gtd. Notes	3.150%	06/15/21		4,555	4,580,429
Nidda Healthcare Holding AG (Germany), Sr. Sec’d. Notes, 144A	3.500%	09/30/24	EUR	650	785,586
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	6.125%	04/15/25		280	256,199

					33,520,517

Pipelines — 0.9%
DCP Midstream Operating LP, Gtd. Notes, 144A	5.350%	03/15/20		5,831	6,078,818
Energy Transfer LP, Sr. Unsec’d. Notes	2.500%	06/15/18		5,485	5,493,176
Enterprise Products Operating LLC, Gtd. Notes	5.950%	02/01/41		1,600	1,974,806
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	09/15/46		605	612,331
MPLX LP, Sr. Unsec’d. Notes	5.200%	03/01/47		290	318,254
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A	4.375%	08/15/22		600	610,125
ONEOK Partners LP, Gtd. Notes	6.850%	10/15/37		3,400	4,241,548
Western Gas Partners LP, Sr. Unsec’d. Notes	5.450%	04/01/44		1,925	2,045,531
Williams Partners LP, Sr. Unsec’d. Notes	4.000%	11/15/21		2,100	2,171,739
Williams Partners LP, Sr. Unsec’d. Notes	5.100%	09/15/45		3,500	3,849,199

					27,395,527

Real Estate Investment Trusts (REITs) — 0.4%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes	4.500%	09/01/26		3,300	3,283,500
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	3.325%	03/24/25	EUR	4,000	5,059,882
Scentre Group Trust 1/Scentre Group Trust 2 (Australia), Gtd. Notes, 144A	2.375%	11/05/19		3,000	2,993,574

					11,336,956

Retail — 0.9%
Brinker International, Inc., Gtd. Notes, 144A	5.000%	10/01/24		2,000	2,020,000
CVS Health Corp., Sr. Unsec’d. Notes	2.875%	06/01/26		4,420	4,237,720
CVS Health Corp., Sr. Unsec’d. Notes	5.300%	12/05/43		575	669,087
Douglas GmbH (Germany), Sr. Sec’d. Notes, 144A	6.250%	07/15/22	EUR	1,550	1,955,540
Home Depot, Inc. (The), Sr. Unsec’d. Notes	3.500%	09/15/56		915	880,216
L Brands, Inc., Gtd. Notes	5.625%	02/15/22		4,175	4,451,594
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	2.500%	04/15/26		3,745	3,600,127
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	3.875%	01/15/22		610	613,855
PVH Corp., Sr. Unsec’d. Notes, 144A	3.625%	07/15/24	EUR	3,640	4,816,584
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625%	12/01/25		2,500	2,487,500

					25,732,223

Savings & Loans — 0.1%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%	12/06/22		3,475	3,558,175

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Semiconductors — 0.2%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	3.875%	01/15/27		5,245	$5,161,321
Sensata Technologies BV, Gtd. Notes, 144A	5.625%	11/01/24		556	610,905

					5,772,226

Software — 0.3%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%	10/15/20		3,190	3,277,640
First Data Corp., Gtd. Notes, 144A	7.000%	12/01/23		2,955	3,124,912
Microsoft Corp., Sr. Unsec’d. Notes	3.950%	08/08/56		1,250	1,334,240
Quintiles IMS Health, Inc., Gtd. Notes, 144A	3.500%	10/15/24	EUR	2,300	2,872,839

					10,609,631

Telecommunications — 0.8%
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	05/15/35		129	128,234
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	03/09/48		1,009	945,414
AT&T, Inc., Sr. Unsec’d. Notes	4.900%	08/14/37		1,045	1,058,161
AT&T, Inc., Sr. Unsec’d. Notes	5.150%	03/15/42		3,375	3,501,794
AT&T, Inc., Sr. Unsec’d. Notes	5.300%	08/14/58		1,190	1,193,904
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40		456	481,214
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.125%	12/15/30		1,130	1,688,297
CommScope Technologies LLC, Gtd. Notes, 144A	6.000%	06/15/25		2,970	3,155,625
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, EMTN	6.375%	06/24/19	GBP	2,100	3,044,498
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.500%	08/10/33		2,580	2,705,980
Wind Tre SpA (Italy), Sr. Sec’d. Notes, 144A	2.625%	01/20/23	EUR	1,280	1,503,075
Wind Tre SpA (Italy), Sr. Sec’d. Notes, 144A	3.125%	01/20/25	EUR	2,875	3,357,731

					22,763,927

Textiles — 0.0%
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850%	02/01/23		891	924,974

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	2.875%	07/17/18		2,100	2,109,065

TOTAL CORPORATE BONDS (cost $934,228,074)					974,908,109

MUNICIPAL BONDS — 2.4%
Alabama — 0.0%
Alabama Economic Settlement Authority, Revenue Bonds	4.263%	09/15/32		625	672,800

Arizona — 0.1%
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Series A, BABs	4.839%	01/01/41		2,500	3,008,775

California — 0.7%
Bay Area Toll Authority, Revenue Bonds, BABs	6.263%	04/01/49		4,890	7,224,095
Los Angeles California Department, Water & Power Revenue, Series A, Revenue Bonds, BABs	5.716%	07/01/39		1,475	1,946,086

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
California (continued)
Los Angeles California Department, Water & Power Revenue, Series D, Revenue Bonds, BABs	6.008%		07/01/39	4,900	$6,380,143
Los Angeles California Department, Water & Power Revenue, Series D, Revenue Bonds, BABs	6.574%		07/01/45	750	1,128,765
State of California, Taxable, Var. Purp., GO, BABs	7.500%		04/01/34	3,170	4,694,199

					21,373,288

Colorado — 0.1%
Colorado Bridge Enterprise, Revenue Bonds, Senior Taxable, Series A, BABs	6.078%		12/01/40	1,000	1,298,680

Illinois — 0.4%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%		01/01/40	2,970	4,145,467
State of Illinois, General Obligation Unlimited	5.000%		11/01/22	7,055	7,550,120

					11,695,587

Maryland — 0.1%
Maryland State Transportation Authority, Revenue Bonds, BABs	5.888%		07/01/43	2,200	2,934,778

Missouri — 0.0%
Curators University of Missouri, Taxable System Facilities Revenue Bonds, BABs	5.792%		11/01/41	400	540,280

New Jersey — 0.2%
New Jersey Turnpike Authority, Revenue Bonds, BABs	7.102%		01/01/41	1,750	2,614,378
New Jersey Turnpike Authority, Revenue Bonds, BABs	7.414%		01/01/40	1,075	1,659,284
Rutgers State University, Revenue Bonds, BABs	5.665%		05/01/40	1,920	2,357,990

					6,631,652

New York — 0.2%
New York City Municipal Water Finance Authority, Revenue Bonds, BABs	5.882%		06/15/44	2,000	2,766,820
New York City Transitional Finance Authority, Revenue Bonds, Future Tax Secured Bonds, BABs	5.767%		08/01/36	1,320	1,657,207
Port Authority of New York & New Jersey, Revenue Bonds	4.458%		10/01/62	1,940	2,240,176

					6,664,203

North Carolina — 0.2%
North Carolina State Education Assistance Authority,	2.167	%(cc)	07/25/36	5,900	5,912,154

Ohio — 0.2%
Ohio State University (The), General Receipts Bonds, Series A	4.800%		06/01/2111	4,165	4,678,336

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds, BABs	6.105%		12/01/39	500	680,775

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Pennsylvania (continued)
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%		12/01/45	1,280	$1,674,291

					2,355,066

Texas — 0.1%
San Antonio Electric & Gas, Revenue Bonds	4.427%		02/01/42	1,270	1,466,939

Virginia — 0.0%
University of Virginia, Revenue Bonds	4.179%		09/01/2117	1,110	1,157,530

TOTAL MUNICIPAL BONDS (cost $64,576,953)					70,390,068

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 5.3%
Banc of America Funding Corp., Series 2015-R3, Class 1A1, 1 Month LIBOR + 0.190%, 144A	1.742%	(c)	03/27/36	5,806	5,748,398
Banc of America Funding Corp., Series 2015-R3, Class 2A1, 1 Month LIBOR + 0.130%, 144A	1.682%	(c)	02/27/37	3,052	3,021,758
Banc of America Funding Corp., Series 2015-R3, Class 6A1, 1 Month LIBOR + 0.170%, 144A	1.722%	(c)	05/27/36	2,690	2,662,160
Banc of America Funding Trust, Series 2014-R5, Class 1A1, 6 Month LIBOR + 1.500%, 144A	3.152%	(c)	09/26/45	2,367	2,435,481
Bayview Opportunity Master Fund IVb Trust, Series 2016-CRT1, Class M1, 1 Month LIBOR + 1.750%, 144A	3.314%	(c)	10/27/27	1,319	1,318,857
Bayview Opportunity Master Fund IVb Trust, Series 2017-CRT1, Class M, 1 Month LIBOR + 2.150%, 144A	3.714%	(c)	10/25/28	2,959	2,963,469
Bellemeade Re Ltd. (Bermuda), Series 2017-1, Class M1, 1 Month LIBOR + 1.700%, 144A	3.252%	(c)	10/25/27	1,882	1,885,000
CIM Trust, Series 2017-3, Class A1, 1 Month LIBOR + 2.000%, 144A	3.361%	(c)	01/25/57	3,917	3,999,519
CIM Trust, Series 2017-6, Class A1, 144A	3.015%	(cc)	06/25/57	4,337	4,292,421
Citigroup Mortgage Loan Trust, Series 2011-12, Class 3A2, 144A	3.477%	(cc)	09/25/47	2,394	2,254,351
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-17, Class 2A1	6.500%		10/25/37	6,575	5,264,365
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%	3.002%	(c)	01/25/29	2,785	2,812,068
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN4, Class M3, 1 Month LIBOR + 4.550%	6.102%	(c)	10/25/24	1,292	1,425,823
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 1 Month LIBOR + 3.300%	4.852%	(c)	10/25/27	4,850	5,451,938
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA4, Class M2, 1 Month LIBOR + 1.300%	2.852%	(c)	03/25/29	2,280	2,313,991
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA2, Class M2, 1 Month LIBOR + 2.250%	3.802%	(c)	11/25/28	2,600	2,667,102
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA3, Class M2, 1 Month LIBOR + 1.350%	2.902%	(c)	03/25/29	2,200	2,232,130
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA4, Class M2, 1 Month LIBOR + 1.300%	2.852%	(c)	04/25/29	5,040	5,106,075

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
GSMSC Resecuritization Trust, Series 2009-6R, Class 1A2, 144A	3.077%	(cc)	06/26/37		4,866	$4,515,797
GSMSC Resecuritization Trust, Series 2015-3R, Class 1A1, 1 Month LIBOR + 0.140%, 144A	1.378%	(c)	01/26/37		4,293	4,250,452
GSMSC Resecuritization Trust, Series 2015-3R, Class 1A2, 1 Month LIBOR + 0.140%, 144A	1.378%	(c)	01/26/37		2,500	2,426,834
GSMSC Resecuritization Trust, Series 2015-3R, Class 2A1, 1 Month LIBOR + 0.140%, 144A	1.378%	(c)	10/26/36		5,921	5,862,149
GSMSC Resecuritization Trust, Series 2015-3R, Class 2A2, 1 Month LIBOR + 0.140%, 144A	1.378%	(c)	10/26/36		2,025	1,904,287
GSMSC Resecuritization Trust, Series 2015-4R, Class A1, 1 Month LIBOR + 0.140%, 144A	1.469%	(c)	03/26/37		5,909	5,850,626
GSMSC Resecuritization Trust, Series 2015-4R, Class A2, 1 Month LIBOR + 0.140%, 144A	1.378%	(c)	03/26/37		2,100	2,017,511
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2017-4, Class A, 1 Month LIBOR + 2.000%, 144A	3.568%	(c)	05/01/22		14,496	14,482,641
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2017-8, Class A, 1 Month LIBOR + 1.650%, 144A	3.218%	(c)	11/01/22		4,643	4,640,198
LSTAR Securities Investment Ltd., Series 2017-5, Class A, 1 Month LIBOR + 2.000%, 144A	3.568%	(c)	05/01/22		12,894	12,889,238
LSTAR Securities Investment Ltd., Series 2017-6, Class A, 1 Month LIBOR + 1.750%, 144A^	3.318%	(c)	09/01/22		4,500	4,503,250
Mortgage Repurchase Agreement Financing Trust, Series 2017-1, Class A2, 1 Month LIBOR + 0.850%, 144A	2.282%	(c)	07/10/19		5,740	5,740,416
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-2, Class A1, 1 Month LIBOR + 0.500%	1.828%	(c)	09/25/37		12,944	12,263,594
Ripon Mortgages PLC (United Kingdom), Series 2017-1A, Class A1, 3 Month LIBOR + 0.800%, 144A	1.326%	(c)	08/20/56	GBP	14,296	19,413,413
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-7, Class 3A1	5.500%		05/25/19		57	56,698

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $152,842,252)						158,672,010

SOVEREIGN BONDS — 4.5%
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.820%		12/31/33	EUR	1,278	1,791,883
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.820%		12/31/33	EUR	226	313,729
Brazil Minas SPE via State of Minas Gerais (Brazil), Gov’t. Gtd. Notes	5.333%		02/15/28		2,840	2,875,500
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	11.750%		02/25/20		300	358,200
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes	7.500%		05/06/21		6,000	6,547,500
Finland Government International Bond (Finland), Sr. Unsec’d. Notes	6.950%		02/15/26		3,000	3,813,669
Finnvera OYJ (Finland), Gov’t. Gtd. Notes, MTN	2.375%		06/04/25		2,000	1,933,720
Hellenic Republic Government Bond (Greece), Sr. Unsec’d. Notes	3.000%	(cc)	02/24/31	EUR	1,690	1,778,748
Hellenic Republic Government Bond (Greece), Sr. Unsec’d. Notes	3.000%	(cc)	02/24/32	EUR	1,295	1,355,159

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SOVEREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Hellenic Republic Government Bond (Greece), Sr. Unsec’d. Notes	3.000%	(cc)	02/24/35	EUR	1,000	$1,044,378
Hellenic Republic Government Bond (Greece), Sr. Unsec’d. Notes, 144A	4.375%		08/01/22	EUR	2,685	3,340,993
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.125%		02/19/18		4,220	4,232,660
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.375%		03/25/24		560	633,483
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.750%		11/22/23		1,500	1,715,469
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375%		03/29/21		8,128	9,022,730
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	3.375%		07/30/25	EUR	2,000	2,708,653
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	2.875%		07/08/21	EUR	2,645	3,450,775
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	3.750%		06/14/28	EUR	5,755	7,958,146
Instituto de Credito Oficial (Spain), Gov’t. Gtd. Notes, 144A	1.625%		09/14/18		2,400	2,389,538
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	1.500%		07/21/21		3,600	3,471,898
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%		06/01/20		1,000	993,980
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%		07/21/20		800	793,889
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.125%		11/16/20		2,400	2,379,600
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.250%		02/24/20		2,000	1,991,321
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.375%		11/16/22		1,800	1,780,575
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	2.500%		06/01/22		1,200	1,194,942
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN	2.500%		09/12/18		2,000	1,999,592
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.000%		09/08/20		1,800	1,775,773
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%		04/13/21		1,600	1,572,278
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.625%		04/20/22		3,800	3,777,999
Kingdom of Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, 144A	8.875%		12/01/24		2,000	2,703,416
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%		03/08/44		2,200	2,224,200
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	6.700%		01/26/36		1,400	1,863,400
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	2.750%		01/30/26	EUR	700	935,052
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, MTN	5.125%		10/15/24		6,985	7,494,346
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, 144A	3.875%		02/15/30	EUR	5,255	7,312,157
Province of Alberta (Canada), Sr. Unsec’d. Notes	2.200%		07/26/22		990	975,578
Province of Ontario (Canada), Sr. Unsec’d. Notes	4.400%		04/14/20		1,890	1,979,529
Province of Quebec (Canada), Sr. Unsec’d. Notes	2.750%		04/12/27		2,040	2,023,116

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SOVEREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Province of Quebec (Canada), Unsec’d. Notes, MTN	7.140%		02/27/26		3,520	$4,438,063
Provincia de Buenos Aires (Argentina), Sr. Unsec’d. Notes, 144A	9.950%		06/09/21		2,710	3,139,156
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, MTN, 144A	2.375%		04/19/27	EUR	1,500	1,843,995
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, MTN	3.875%		10/29/35	EUR	1,000	1,316,136
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes	5.250%		02/18/24		1,000	1,143,712
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, 144A	5.250%		02/18/24		4,597	5,257,644
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes	1.625%		06/06/18		3,000	2,993,070
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes, 144A	2.000%		05/17/21		6,000	5,848,626
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes, 144A	2.500%		06/08/22		800	791,653
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	6.750%		04/03/18		2,000	2,019,896

TOTAL SOVEREIGN BONDS (cost $131,596,964)						135,299,525

U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.6%
Fannie Mae Principal Strips	2.797%	(s)	05/15/30		1,855	1,278,931
Federal Home Loan Mortgage Corp.	2.500%		09/01/29		452	452,244
Federal Home Loan Mortgage Corp.	2.500%		03/01/30		2,045	2,044,014
Federal Home Loan Mortgage Corp.	2.559%	(s)	12/14/29		2,400	1,682,695
Federal Home Loan Mortgage Corp.	3.000%		05/01/29		2,410	2,458,279
Federal Home Loan Mortgage Corp.	3.000%		01/01/47		28,015	28,042,518
Federal Home Loan Mortgage Corp., Coupon Strips	3.247%	(s)	07/15/32		1,000	641,295
Federal Home Loan Mortgage Corp.	3.500%		TBA		47,500	48,779,052
Federal Home Loan Mortgage Corp.	3.500%		09/01/42		1,011	1,042,942
Federal Home Loan Mortgage Corp.	4.000%		TBA		16,000	16,731,250
Federal Home Loan Mortgage Corp.	4.000%		09/01/40		7,206	7,565,032
Federal Home Loan Mortgage Corp.	4.000%		11/01/40		3,391	3,580,413
Federal Home Loan Mortgage Corp.	4.000%		12/01/40		3,230	3,391,413
Federal Home Loan Mortgage Corp.	4.000%		01/01/44		1,583	1,657,545
Federal Home Loan Mortgage Corp.	4.000%		01/01/44		1,563	1,635,729
Federal Home Loan Mortgage Corp.	4.500%		12/01/40		2,048	2,185,361
Federal Home Loan Mortgage Corp.	4.500%		07/01/41		4,470	4,768,501
Federal Home Loan Mortgage Corp.(k)	6.250%		07/15/32		3,400	4,769,466
Federal Home Loan Mortgage Corp.(k)	6.750%		03/15/31		4,000	5,720,172
Federal National Mortgage Assoc.	2.500%		04/01/28		135	135,862
Federal National Mortgage Assoc.	2.500%		06/01/28		1,635	1,642,984
Federal National Mortgage Assoc.	2.500%		08/01/28		618	620,532
Federal National Mortgage Assoc.	2.500%		09/01/28		781	785,074
Federal National Mortgage Assoc.	3.000%		TBA		5,000	5,000,000
Federal National Mortgage Assoc.	3.000%		02/01/31		3,792	3,864,895
Federal National Mortgage Assoc.	3.000%		07/01/43		352	353,824
Federal National Mortgage Assoc.	3.000%		08/01/43		692	695,623
Federal National Mortgage Assoc.	3.000%		09/01/43		2,089	2,099,399
Federal National Mortgage Assoc.	3.000%		11/01/43		9,668	9,717,748
Federal National Mortgage Assoc.	3.500%		TBA		23,000	23,577,697
Federal National Mortgage Assoc.	3.500%		TBA		25,000	25,667,970
Federal National Mortgage Assoc.	3.500%		05/01/42		2,143	2,213,019
Federal National Mortgage Assoc.	3.500%		05/01/42		1,737	1,794,829

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	3.500%		05/01/42	1,704	$1,759,878
Federal National Mortgage Assoc.	3.500%		07/01/42	9,549	9,858,044
Federal National Mortgage Assoc.	3.500%		09/01/42	23,761	24,527,060
Federal National Mortgage Assoc.	3.500%		09/01/42	4,530	4,675,432
Federal National Mortgage Assoc.	4.000%		TBA	11,500	12,025,997
Federal National Mortgage Assoc.	4.000%		09/01/40	3,445	3,618,810
Federal National Mortgage Assoc.	4.000%		12/01/43	147	154,409
Federal National Mortgage Assoc.	4.500%		05/01/39	3,193	3,445,711
Federal National Mortgage Assoc.	4.500%		12/01/40	5,213	5,625,993
Federal National Mortgage Assoc.(h)(k)	6.250%		05/15/29	8,590	11,484,031
Federal National Mortgage Assoc.(k)	6.625%		11/15/30	1,485	2,088,364
Federal National Mortgage Assoc.(k)	7.125%		01/15/30	1,440	2,074,398
Government National Mortgage Assoc.	3.500%		TBA	18,500	19,124,375
Government National Mortgage Assoc.	3.500%		09/15/41	396	410,082
Government National Mortgage Assoc.	3.500%		11/15/41	160	165,905
Government National Mortgage Assoc.	3.500%		11/15/41	7	7,746
Government National Mortgage Assoc.	3.500%		01/15/42	38	38,903
Government National Mortgage Assoc.	3.500%		02/15/42	298	309,635
Government National Mortgage Assoc.	3.500%		03/15/42	1,069	1,109,015
Government National Mortgage Assoc.	3.500%		03/15/42	14	14,980
Government National Mortgage Assoc.	3.500%		05/15/42	263	273,122
Government National Mortgage Assoc.	3.500%		06/15/42	154	159,397
Government National Mortgage Assoc.	3.500%		07/15/42	510	529,010
Government National Mortgage Assoc.	3.500%		07/15/42	445	461,472
Government National Mortgage Assoc.	3.500%		07/15/42	229	238,743
Government National Mortgage Assoc.	3.500%		07/15/42	54	55,590
Government National Mortgage Assoc.	3.500%		08/15/42	27	28,441
Government National Mortgage Assoc.	3.500%		01/15/43	199	206,832
Government National Mortgage Assoc.	3.500%		02/15/43	333	345,223
Government National Mortgage Assoc.	3.500%		04/15/43	652	678,169
Government National Mortgage Assoc.	3.500%		05/15/43	74	77,210
Government National Mortgage Assoc.	3.500%		05/15/43	57	59,488
Government National Mortgage Assoc.	3.500%		05/15/43	31	32,229
Government National Mortgage Assoc.	3.500%		05/15/43	17	17,789
Government National Mortgage Assoc.	3.500%		05/20/43	7,796	8,102,573
Government National Mortgage Assoc.	3.500%		07/15/43	413	428,857
Government National Mortgage Assoc.	3.500%		10/15/43	44	45,319
Government National Mortgage Assoc.	3.500%		11/15/43	41	42,802
Government National Mortgage Assoc.	3.500%		12/15/43	569	591,144
Government National Mortgage Assoc.	3.500%		01/15/44	203	210,110
Government National Mortgage Assoc.	4.000%		01/20/40	1,178	1,241,041
Government National Mortgage Assoc.	4.000%		10/20/40	1,128	1,187,474
Government National Mortgage Assoc.	4.000%		02/20/41	1,462	1,539,236
Government National Mortgage Assoc.	4.500%		05/20/40	3,693	3,916,590
Government National Mortgage Assoc.	4.500%		12/20/40	3,358	3,562,816
Government National Mortgage Assoc.	4.500%		11/20/46	1,277	1,342,436
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875%		02/01/27	610	621,613
Tennessee Valley Authority Generic Strip	2.723%	(s)	09/15/30	2,730	1,842,039
Tennessee Valley Authority Generic Strip	2.919%	(s)	03/15/33	600	370,191

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $348,819,147)					347,322,032

U.S. TREASURY OBLIGATIONS — 4.3%
U.S. Treasury Bonds	2.750%		08/15/47	8,775	8,785,969
U.S. Treasury Bonds(h)	3.000%		02/15/47	7,460	7,845,530
U.S. Treasury Bonds	3.125%		02/15/43	2,400	2,578,406
U.S. Treasury Notes(k)	1.750%		05/15/23	4,845	4,725,578
U.S. Treasury Notes(a)	2.000%		11/30/22	6,795	6,733,155

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. Treasury Notes	2.000%		06/30/24	1,000	$980,859
U.S. Treasury Notes	2.125%		12/31/22	8,935	8,898,004
U.S. Treasury Notes(a)	2.250%		11/15/27	20,725	20,432,745
U.S. Treasury Notes	2.375%		08/15/24	5,265	5,281,864
U.S. Treasury Strips Coupon	1.881%	(s)	05/15/31	2,100	1,482,556
U.S. Treasury Strips Coupon(k)	1.898%	(s)	08/15/29	2,100	1,559,448
U.S. Treasury Strips Coupon(k)	2.100%	(s)	11/15/35	4,200	2,599,257
U.S. Treasury Strips Coupon	2.143%	(s)	11/15/28	3,520	2,669,969
U.S. Treasury Strips Coupon(h)	2.174%	(s)	05/15/29	8,550	6,393,786
U.S. Treasury Strips Coupon	2.264%	(s)	08/15/40	4,200	2,246,099
U.S. Treasury Strips Coupon(k)	2.404%	(s)	08/15/21	24,945	23,123,752
U.S. Treasury Strips Coupon(h)(k)	2.699%	(s)	05/15/26	22,700	18,468,184
U.S. Treasury Strips Principal	2.543%	(s)	02/15/45	1,265	594,687
U.S. Treasury Strips Principal	2.560%	(s)	05/15/43	1,465	727,424
U.S. Treasury Strips Principal	2.873%	(s)	05/15/45	2,460	1,149,965
U.S. Treasury Strips Principal	3.539%	(s)	05/15/44	2,860	1,377,524

TOTAL U.S. TREASURY OBLIGATIONS (cost $129,092,596)					128,654,761

TOTAL LONG-TERM INVESTMENTS (cost $2,919,760,704)					2,982,896,223

				Shares
SHORT-TERM INVESTMENTS — 8.4%
AFFILIATED MUTUAL FUNDS — 8.4%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)				206,243,335	206,243,335
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $45,467,505; includes $45,428,550 of cash collateral for securities on loan)(b)(w)				45,467,510	45,467,510

TOTAL AFFILIATED MUTUAL FUNDS (cost $251,710,840)					251,710,845

OPTIONS PURCHASED~* — 0.0% (cost $2,102,300)					1,635,162

TOTAL SHORT-TERM INVESTMENTS (cost $253,813,140)					253,346,007

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 107.6% (cost $3,173,573,844)					3,236,242,230

OPTIONS WRITTEN~* — (0.1)% (premiums received $1,713,251)					(1,133,148)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 107.5% (cost $3,171,860,593)					3,235,109,082
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (7.5)%					(226,720,547)

NET ASSETS — 100.0%					$3,008,388,535

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $19,001,978 and 0.6% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $44,537,101; cash collateral of $45,428,550 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(p)	Interest rate not available as of December 31, 2017.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in total investments, net of options written, at market value:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
1 Year Mid-Curve on 3 Month GBP LIBOR	Put	05/11/18	98.50	334	GBP	418	$2,818
1 Year Mid-Curve on 3 Month GBP LIBOR	Put	05/11/18	98.88	334	GBP	418	21,138

							$23,956

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike		Receive	Pay	Notional Amount (000)#		Value
1-Year Interest Rate Swap, 11/23/19	Call	JPMorgan Chase	11/20/18		2.00%	2.00%(S)	3 Month LIBOR(Q)		333,310	$219,897
1-Year Interest Rate Swap, 11/23/19	Call	JPMorgan Chase	11/20/18		1.35%	1.35%(S)	3 Month LIBOR(Q)		333,310	11,998
5-Year x 10-Year Interest Rate Swap, 04/17/33	Call	JPMorgan Chase	04/12/18		1.80%	1.80%(S)	3 Month LIBOR(Q)		67,260	10,215
5-Year x 10-Year Interest Rate Swap, 10/16/33	Call	JPMorgan Chase	10/12/18		2.60%	2.60%(S)	3 Month LIBOR(Q)		67,260	1,033,348
CDX.NA.HY.29.V1, 12/20/22	Call	Deutsche Bank AG	02/21/18		108.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)		28,700	97,384
CDX.NA.HY.29.V1, 12/20/22	Call	Goldman Sachs & Co.	02/21/18		108.00	5.00%(Q)	CDX.NA.HY.29.V1(Q)		18,040	61,212
CDX.NA.HY.29.V1, 12/20/22	Call	Goldman Sachs & Co.	02/21/18		108.50	5.00%(Q)	CDX.NA.HY.29.V1(Q)		18,040	25,236
iTraxx.XO.28.V1, 12/20/22	Call	Goldman Sachs & Co.	01/17/18	EUR	212.50	5.00%(Q)	iTraxx.XO.28.V1(Q)	EUR	14,430	3,459
iTraxx.XO.28.V1, 12/20/22	Call	Goldman Sachs & Co.	02/21/18	EUR	212.50	5.00%(Q)	iTraxx.XO.28.V1(Q)	EUR	10,825	8,385
30- Year Interest Rate Swap, 04/24/48	Put	Citigroup Global Markets	04/20/18		2.75%	3 Month LIBOR(Q)	2.75%(S)		1,120	12,096
30- Year Interest Rate Swap, 04/24/48	Put	Barclays Capital Group	04/20/18		2.75%	3 Month LIBOR(Q)	2.75%(S)		11,850	127,976

										$1,611,206

Total Options Purchased										$1,635,162

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
1 Year Mid-Curve on 3 Month GBP LIBOR	Put	05/11/18	98.63	334	GBP	418	$(7,046)
1 Year Mid-Curve on 3 Month GBP LIBOR	Put	05/11/18	98.75	334	GBP	418	(11,274)

							$(18,320)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike		Receive		Pay	Notional Amount (000)#	Value
1-Year Interest Rate Swap, 11/23/19	Call	JPMorgan Chase	11/20/18		1.70%	3 Month LIBOR	(Q)	1.70%(S)	333,310	$(61,279)
1-Year Interest Rate Swap, 11/23/19	Call	JPMorgan Chase	11/20/18		1.85%	3 Month LIBOR	(Q)	1.85%(S)	333,310	(119,373)
5-Year x 10-Year Interest Rate Swap, 10/16/33	Call	JPMorgan Chase	10/12/18		2.10%	3 Month LIBOR	(Q)	2.10%(S)	67,260	(263,547)
5-Year x 10-Year Interest Rate Swap, 10/16/33	Call	JPMorgan Chase	10/12/18		2.30%	3 Month LIBOR	(Q)	2.30%(S)	67,260	(473,700)
CDX.NA.HY.29.V1, 12/20/22	Put	Citigroup Global Markets	01/17/18		102.50	5.00	%(Q)	CDX.NA.HY.29.V1(Q)	8,505	(2,515)
CDX.NA.HY.29.V1, 12/20/22	Put	Goldman Sachs& Co.	02/21/18		102.00	5.00	%(Q)	CDX.NA.HY.29.V1(Q)	18,040	(18,080)
CDX.NA.HY.29.V1, 12/20/22	Put	Goldman Sachs & Co.	02/21/18		103.00	5.00	%(Q)	CDX.NA.HY.29.V1(Q)	18,040	(20,989)
CDX.NA.HY.29.V1, 12/20/22	Put	Deutsche Bank AG	02/21/18		100.00	5.00	%(Q)	CDX.NA.HY.29.V1(Q)	28,700	(20,000)
CDX.NA.HY.29.V1, 12/20/22	Put	BNP Paribas	03/21/18		100.00	5.00	%(Q)	CDX.NA.HY.29.V1(Q)	57,690	(71,865)
iTraxx.XO.28.V1, 12/20/22	Put	Goldman Sachs & Co.	01/17/18	EUR	275.00	5.00	%(Q)	iTraxx.XO.28.V1(Q)	EUR 14,430	(10,297)
iTraxx.XO.28.V1, 12/20/22	Put	Goldman Sachs & Co.	02/21/18	EUR	300.00	5.00	%(Q)	iTraxx.XO.28.V1(Q)	EUR 10,825	(21,557)
30- Year Interest Rate Swap, 04/24/48	Put	Citigroup Global Markets	04/20/18		3.05%	3.05	%(S)	3 Month LIBOR(Q)	1,120	(2,731)
30- Year Interest Rate Swap, 04/24/48	Put	Barclays Capital Group	04/20/18		3.05%	3.05	%(S)	3 Month LIBOR(Q)	11,850	(28,895)

										$(1,114,828)

Total Options Written										$(1,133,148)

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
6,581	5 Year U.S. Treasury Notes	Mar. 2018	$767,341,347	$764,475,695	$(2,865,652)
1,474	10 Year U.S. Treasury Notes	Mar. 2018	183,543,954	182,845,094	(698,860)
389	10 Year U.S. Ultra Treasury Notes	Mar. 2018	52,126,611	51,955,812	(170,799)
248	10 Year Euro-Bund.	Mar. 2018	48,478,821	48,109,810	(369,011)
56	10 Year U.K. Gilt	Mar. 2018	9,386,621	9,463,127	76,506
1,604	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	267,257,966	268,920,625	1,662,659

					(2,365,157)

Short Positions:
1,182	2 Year U.S. Treasury Notes	Mar. 2018	253,513,118	253,077,281	435,837
28	10 Year Japanese Bonds	Mar. 2018	37,491,106	37,469,181	21,925
444	20 Year U.S. Treasury Bonds	Mar. 2018	67,806,656	67,932,000	(125,344)
100	30 Year Euro Buxl	Mar. 2018	20,023,519	19,660,683	362,836

					695,254

					$(1,669,903)

Securities with a combined market value of $12,174,793 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound, Expiring 01/26/18	Bank of America	GBP	2,027	$2,721,394	$2,739,671	$18,277
Mexican Peso, Expiring 01/30/18	Goldman Sachs & Co.	MXN	16,627	870,902	840,446	(30,456)

				$3,592,296	$3,580,117	(12,179)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/12/18	Citigroup Global Markets	AUD	1,088	$846,813	$849,150	$(2,337)
British Pound,
Expiring 01/26/18	Citigroup Global Markets	GBP	11,988	15,930,101	16,200,387	(270,286)
Expiring 01/26/18	JPMorgan Chase	GBP	236	316,958	318,526	(1,568)
Expiring 01/26/18	UBS AG	GBP	11,988	15,933,159	16,200,388	(267,229)
Euro,
Expiring 01/26/18	Bank of America	EUR	4,100	4,788,857	4,927,468	(138,611)
Expiring 01/26/18	Citigroup Global Markets	EUR	32,860	38,999,982	39,491,281	(491,299)
Expiring 01/26/18	Goldman Sachs & Co.	EUR	892	1,059,585	1,071,584	(11,999)
Expiring 01/26/18	JPMorgan Chase	EUR	2,000	2,332,131	2,403,643	(71,512)
Expiring 01/26/18	JPMorgan Chase	EUR	1,000	1,171,275	1,201,822	(30,547)
Expiring 01/26/18	UBS AG	EUR	32,860	39,009,708	39,491,281	(481,573)
South African Rand,
Expiring 03/12/18	Toronto Dominion	ZAR	4,845	353,200	387,472	(34,272)

				$120,741,769	$122,543,002	(1,801,233)

						$(1,813,412)

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Forward Foreign Currency	$18,277	$(1,831,689)	$(1,813,412)

Credit default swap agreements outstanding at December 31, 2017:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^:
3i Debt Management	01/22/18	1.000%(M)	1,419	$1,969	$—	$1,969	Goldman Sachs & Co.
3i Debt Management	01/22/18	1.000%(M)	198	274	—	274	Goldman Sachs & Co.
ACIS CLO Ltd.	01/22/18	1.000%(M)	133	184	—	184	Goldman Sachs & Co.
Ameriquest Home Equity	01/05/18	1.500%(M)	802	1,336	—	1,336	Goldman Sachs & Co.
Angelogordon CLO	01/22/18	1.000%(M)	271	377	—	377	Goldman Sachs & Co.
Banc of America Commercial Mortgage Trust	01/30/18	1.500%(M)	79	122	—	122	Goldman Sachs & Co.
Banc of America Commercial Mortgage Trust	01/30/18	1.500%(M)	67	103	—	103	Goldman Sachs & Co.
Bank of America Prime Mortgage	01/05/18	1.500%(M)	2,708	4,508	—	4,508	Goldman Sachs & Co.
Bear Stearns Asset Backed Securities	01/05/18	1.500%(M)	1,543	2,571	—	2,571	Goldman Sachs & Co.
BNPP IP CLO Ltd.	01/22/18	1.000%(M)	310	431	—	431	Goldman Sachs & Co.
Cathedral Lake Ltd.	01/22/18	1.000%(M)	129	179	—	179	Goldman Sachs & Co.
CBASS Home Equity	01/05/18	1.500%(M)	1,331	1,775	—	1,775	Goldman Sachs & Co.
Chase Mortgage	01/05/18	1.500%(M)	1,967	3,277	—	3,277	Goldman Sachs & Co.
Chase Mortgage	01/05/18	1.500%(M)	1,649	2,748	—	2,748	Goldman Sachs & Co.
Chase Mortgage	01/05/18	1.500%(M)	1,331	1,775	—	1,775	Goldman Sachs & Co.
Chase Mortgage	01/05/18	1.500%(M)	590	983	—	983	Goldman Sachs & Co.
Chase Mortgage	01/05/18	1.500%(M)	378	504	—	504	Goldman Sachs & Co.
Citigroup Mortgage Loan Trust	01/05/18	1.500%(M)	696	1,160	—	1,160	Goldman Sachs & Co.
COMM Mortgage Trust	01/30/18	1.500%(M)	558	859	—	859	Goldman Sachs & Co.
COMM Mortgage Trust	01/30/18	1.500%(M)	492	755	—	755	Goldman Sachs & Co.
COMM Mortgage Trust	01/30/18	1.500%(M)	217	333	—	333	Goldman Sachs & Co.
COMM Mortgage Trust	01/30/18	1.500%(M)	147	226	—	226	Goldman Sachs & Co.
COMM Mortgage Trust	01/30/18	1.500%(M)	143	219	—	219	Goldman Sachs & Co.
COMM Mortgage Trust	01/30/18	1.500%(M)	98	151	—	151	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (continued):
COMM Mortgage Trust	01/30/18	1.500%(M)	87	$134	$—	$134	Goldman Sachs & Co.
Commercial Mortgage Pass Through Certificate	01/30/18	1.500%(M)	137	211	—	211	Goldman Sachs & Co.
Connecticut Avenue Securities	01/05/18	1.500%(M)	1,120	1,866	—	1,866	Goldman Sachs & Co.
Connecticut Avenue Securities	01/05/18	1.500%(M)	1,036	1,726	—	1,726	Goldman Sachs & Co.
Connecticut Avenue Securities	01/05/18	1.500%(M)	696	1,160	—	1,160	Goldman Sachs & Co.
Connecticut Avenue Securities	01/05/18	1.500%(M)	251	418	—	418	Goldman Sachs & Co.
Countrywide Home Equity	01/05/18	1.500%(M)	2,920	3,893	—	3,893	Goldman Sachs & Co.
Cutwater Ltd.	01/22/18	1.000%(M)	481	668	—	668	Goldman Sachs & Co.
Ellington CLO I Ltd.	01/22/18	1.000%(M)	578	915	—	915	Goldman Sachs & Co.
Equity One Home Equity	01/05/18	1.500%(M)	378	630	—	630	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	01/30/18	1.500%(M)	896	1,379	—	1,379	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	01/30/18	1.500%(M)	358	551	—	551	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	01/30/18	1.500%(M)	176	271	—	271	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	01/30/18	1.500%(M)	18	28	—	28	Goldman Sachs & Co.
Flagship	01/22/18	1.000%(M)	497	690	—	690	Goldman Sachs & Co.
Flatiron CLO Ltd.	01/22/18	1.000%(M)	414	574	—	574	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	705	1,085	—	1,085	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	620	951	—	951	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	258	397	—	397	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	236	362	—	362	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	183	282	—	282	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	134	206	—	206	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/30/18	1.500%(M)	104	160	—	160	Goldman Sachs & Co.
GSAMP Home Equity	01/05/18	1.500%(M)	590	983	—	983	Goldman Sachs & Co.
GSAMP Home Equity	01/05/18	1.500%(M)	484	807	—	807	Goldman Sachs & Co.
ICG U.S. CLO Ltd.	01/22/18	1.000%(M)	1,206	1,674	—	1,674	Goldman Sachs & Co.
Invesco	01/22/18	1.000%(M)	169	234	—	234	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (continued):
JPMBB Commercial Mortgage Securities Trust	01/30/18	1.500%(M)	366	$563	$—	$563	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	01/30/18	1.500%(M)	285	437	—	437	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	01/30/18	1.500%(M)	93	143	—	143	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	01/30/18	1.500%(M)	41	63	—	63	Goldman Sachs & Co.
KVK CLO Ltd.	01/22/18	1.000%(M)	188	261	—	261	Goldman Sachs & Co.
Lehman Home Equity	01/05/18	1.500%(M)	1,543	2,571	—	2,571	Goldman Sachs & Co.
Lehman Home Equity	01/05/18	1.500%(M)	1,331	2,218	—	2,218	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	212	326	—	326	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	167	256	—	256	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	151	232	—	232	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	128	197	—	197	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	106	163	—	163	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	106	163	—	163	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/30/18	1.500%(M)	62	95	—	95	Goldman Sachs & Co.
Morgan Stanley Home Equity	01/05/18	1.500%(M)	484	807	—	807	Goldman Sachs & Co.
Morgan Stanley Home Equity	01/05/18	1.500%(M)	378	630	—	630	Goldman Sachs & Co.
Mountain Hawk CLO Ltd.	01/22/18	1.000%(M)	286	396	—	396	Goldman Sachs & Co.
Mountain Hawk CLO Ltd.	01/22/18	1.000%(M)	232	322	—	322	Goldman Sachs & Co.
New Century Home Equity	01/05/18	1.500%(M)	1,014	1,689	—	1,689	Goldman Sachs & Co.
New Century Home Equity	01/05/18	1.500%(M)	802	1,336	—	1,336	Goldman Sachs & Co.
New Century Home Equity	01/05/18	1.500%(M)	696	1,160	—	1,160	Goldman Sachs & Co.
North End CLO Ltd.	01/22/18	1.000%(M)	418	580	—	580	Goldman Sachs & Co.
OFSI Fund V Ltd.	01/22/18	1.000%(M)	117	162	—	162	Goldman Sachs & Co.
Onex	01/22/18	1.000%(M)	138	191	—	191	Goldman Sachs & Co.
Option One Home Equity	01/05/18	1.500%(M)	2,390	3,983	—	3,983	Goldman Sachs & Co.
Option One Home Equity	01/05/18	1.500%(M)	802	1,336	—	1,336	Goldman Sachs & Co.
Option One Home Equity	01/05/18	1.500%(M)	590	787	—	787	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (continued):
Sankaty	01/22/18	1.000%(M)	307	$426	$—	$426	Goldman Sachs & Co.
Sankaty	01/22/18	1.000%(M)	134	186	—	186	Goldman Sachs & Co.
SoundView Home Equity Loan Trust	01/05/18	1.500%(M)	1,861	3,100	—	3,100	Goldman Sachs & Co.
Staniford Street CLO Ltd.	01/22/18	1.000%(M)	241	429	—	429	Goldman Sachs & Co.
Structured Agency Credit Risk	01/05/18	1.500%(M)	1,437	2,395	—	2,395	Goldman Sachs & Co.
Structured Agency Credit Risk	01/05/18	1.500%(M)	104	174	—	174	Goldman Sachs & Co.
Trimaran	01/22/18	1.000%(M)	303	421	—	421	Goldman Sachs & Co.
Venture CDO Ltd.	01/22/18	1.000%(M)	403	559	—	559	Goldman Sachs & Co.
Venture CDO Ltd.	01/22/18	1.000%(M)	312	433	—	433	Goldman Sachs & Co.
Wells Fargo Commercial Mortgage Trust	01/30/18	1.500%(M)	230	354	—	354	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust	01/30/18	1.500%(M)	106	163	—	163	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust	01/30/18	1.500%(M)	67	103	—	103	Goldman Sachs & Co.
Z Capital Credit Partners CLO	01/22/18	1.000%(M)	312	433	—	433	Goldman Sachs & Co.
Z Capital Credit Partners CLO	01/22/18	1.000%(M)	213	295	—	295	Goldman Sachs & Co.

				$79,612	$—	$79,612

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate issues and/or sovereign Issues—Sell Protection(2):
American International Group, Inc.	12/20/20	1.000%(Q)	7,610	0.263%	$110,040	$165,330	$55,290
Anadarko Petroleum Corp.	06/20/21	1.000%(Q)	1,920	0.577%	(144,749)	27,699	172,448
AT&T, Inc.	06/20/21	1.000%(Q)	10,080	0.396%	72,647	207,349	134,702
Barrick Gold Corp.	06/20/21	1.000%(Q)	3,830	0.334%	(99,576)	86,854	186,430
CIT Group, Inc.	06/20/18	5.000%(Q)	13,340	0.071%	852,674	336,084	(516,590)
Devon Energy Corp.	06/20/20	1.000%(Q)	610	0.209%	(50,343)	11,937	62,280
Eastman Chemical Co.	06/20/21	1.000%(Q)	5,625	0.188%	54,113	155,909	101,796
Ford Motor Co.	06/20/21	5.000%(Q)	19,000	0.419%	3,305,153	2,946,400	(358,753)
General Motors Co.	06/20/19	5.000%(Q)	4,960	0.120%	558,349	363,254	(195,095)

					$4,658,308	$4,300,816	$(357,492)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate issues and/or sovereign Issues—Sell Protection(2):
Hellenic Republic	06/20/22	1.000%(Q)	780	3.751%	$(83,215)	$(134,637)	$51,422	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate issues and/or sovereign Issues—Sell Protection(2) (continued):
Hellenic Republic	06/20/22	1.000%(Q)	190	3.751%	$(20,270)	$(33,725)	$13,455	Goldman Sachs & Co.
Hellenic Republic	06/20/24	1.000%(Q)	2,000	4.021%	(312,319)	(432,500)	120,181	Barclays Capital Group
Hellenic Republic	12/20/24	1.000%(Q)	2,000	4.055%	(333,343)	(460,000)	126,657	Citigroup Global Markets
Husky Energy, Inc.	06/20/20	1.000%(Q)	2,650	0.657%	22,845	(109,128)	131,973	Morgan Stanley
Petroleo Brasileiro SA	06/20/18	1.000%(Q)	6,340	0.526%	16,422	(486,118)	502,540	Morgan Stanley
Republic of Italy	09/20/20	1.000%(Q)	20,350	0.816%	106,104	94,415	11,689	JPMorgan Chase

					$(603,776)	$(1,561,693)	$957,917

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.29.V1	12/20/22	5.000%(Q)	43,900	$(3,223,006)	$(3,710,062)	$(487,056)
CDX.NA.IG.29.V1	12/20/22	1.000%(Q)	145,000	(2,948,546)	(3,504,698)	(556,152)

				$(6,171,552)	$(7,214,760)	$(1,043,208)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Currency swap agreements outstanding at December 31, 2017:
Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
14,635	3Month LIBOR(Q)	GBP	11,685	3MonthGBP LIBOR minus 16.75 bps(Q)	JPMorgan Chase	02/13/19	$(1,111,259)	$—	$(1,111,259)
JPY 3,731,200	3MonthJPY LIBOR minus 52 bps(Q)		32,784	3Month LIBOR(Q)	UBS AG	11/10/18	191,785	—	191,785
32,784	3Month LIBOR(Q)	JPY	3,731,200	3 Month JPY LIBOR minus 57.25 bps(Q)	UBS AG	11/10/19	(179,809)	—	(179,809)

							$(1,099,283)	$—	$(1,099,283)

Inflation swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
EUR	6,425	08/15/22	1.240%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$—	$(72,687)	$(72,687)
EUR	5,920	09/15/22	1.260%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(62,533)	(62,533)
EUR	3,210	08/15/27	1.415%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	59,194	59,194
EUR	2,880	09/15/27	1.438%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	47,175	47,175
GBP	1,900	08/15/24	3.346%(T)	U.K. Retail Price Index(2)(T)	—	(4,006)	(4,006)
GBP	2,505	08/15/27	3.344%(T)	U.K. Retail Price Index(1)(T)	—	28,352	28,352
GBP	1,005	08/15/29	3.380%(T)	U.K. Retail Price Index(2)(T)	—	(13,053)	(13,053)
GBP	1,770	07/15/32	3.513%(T)	U.K. Retail Price Index(2)(T)	—	4,261	4,261
GBP	1,880	07/15/37	3.515%(T)	U.K. Retail Price Index(2)(T)	—	(27,649)	(27,649)
GBP	1,500	08/15/42	3.520%(T)	U.K. Retail Price Index(2)(T)	(5,244)	(37,639)	(32,395)
GBP	945	07/15/47	3.458%(T)	U.K. Retail Price Index(1)(T)	(62,012)	42,918	104,930
GBP	550	08/15/47	3.469%(T)	U.K. Retail Price Index(1)(T)	—	19,582	19,582
GBP	300	10/15/47	3.535%(T)	U.K. Retail Price Index(2)(T)	—	9,493	9,493
GBP	500	07/15/57	3.325%(T)	U.K. Retail Price Index(1)(T)	—	37,153	37,153
GBP	360	08/15/57	3.363%(T)	U.K. Retail Price Index(1)(T)	—	9,035	9,035
GBP	185	10/15/57	3.418%(T)	U.K. Retail Price Index(1)(T)	—	(12,417)	(12,417)

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Inflation swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
5,680	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$131	$(53,479)	$(53,610)

				$(67,125)	$(26,300)	$40,825

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
AUD	19,525	09/25/22	2.958%(S)	6Month BBSW(2)(S)	$1,837	$52,503	$50,666
AUD	15,380	09/28/22	2.988%(S)	6Month BBSW(2)(S)	(354)	47,645	47,999
AUD	2,545	07/19/32	3.130%(S)	6Month BBSW(2)(S)	(1,313)	46,016	47,329
BRL	74,325	01/02/19	7.280%(T)	1 Day BROIS(1)(T)	—	(76,853)	(76,853)
BRL	44,879	01/02/19	7.280%(T)	1 Day BROIS(1)(T)	—	(46,834)	(46,834)
BRL	33,744	01/04/21	8.660%(T)	1 Day BROIS(2)(T)	—	(56,221)	(56,221)
BRL	55,543	01/04/21	8.670%(T)	1 Day BROIS(2)(T)	—	(86,991)	(86,991)
BRL	35,146	01/04/21	9.350%(T)	1 Day BROIS(1)(T)	—	(192,770)	(192,770)
BRL	28,915	01/04/21	9.470%(T)	1 Day BROIS(1)(T)	—	(196,180)	(196,180)
BRL	19,948	01/04/21	10.000%(T)	1 Day BROIS(2)(T)	—	238,530	238,530
BRL	24,280	01/04/21	10.050%(T)	1 Day BROIS(2)(T)	—	303,319	303,319
BRL	19,267	01/04/21	10.250%(T)	1 Day BROIS(2)(T)	—	284,148	284,148
BRL	39,497	01/04/21	10.300%(T)	1 Day BROIS(2)(T)	—	604,038	604,038
BRL	10,058	01/02/23	9.260%(T)	1 Day BROIS(1)(T)	—	66,570	66,570
BRL	16,888	01/02/23	9.280%(T)	1 Day BROIS(1)(T)	—	110,945	110,945
BRL	14,611	01/02/25	9.920%(T)	1 Day BROIS(2)(T)	—	(45,426)	(45,426)
BRL	12,070	01/02/25	10.040%(T)	1 Day BROIS(2)(T)	—	(2,103)	(2,103)
CAD	50,110	07/26/19	1.605%(S)	3 Month Canadian Bankers Acceptance(2)(S)	4,733	(176,190)	(180,923)
CHF	3,975	10/12/27	0.746%(A)	6 Month CHF LIBOR(1)(S)	—	(17,968)	(17,968)
EUR	10,235	05/11/19	(0.144)%(A)	6Month EURIBOR(1)(S)	(14,693)	(8,005)	6,688
EUR	7,985	05/11/21	0.100%(A)	6Month EURIBOR(1)(S)	(19,446)	(20,466)	(1,020)
EUR	12,595	05/11/22	0.156%(A)	6Month EURIBOR(1)(S)	28,638	21,001	(7,637)
EUR	11,665	05/11/25	0.650%(A)	6Month EURIBOR(1)(S)	(51,779)	(114,067)	(62,288)
EUR	5,135	05/11/26	0.750%(A)	6Month EURIBOR(1)(S)	(7,494)	(51,621)	(44,127)
EUR	22,725	08/15/26	0.634%(A)	1 Day EONIA(1)(A)	6,662	(234,703)	(241,365)
EUR	25,030	08/15/26	0.655%(A)	1 Day EONIA(1)(A)	(9,821)	(314,024)	(304,203)
EUR	2,205	05/11/27	0.736%(A)	6Month EURIBOR(2)(S)	(26,858)	(6,094)	20,764
EUR	3,690	10/12/27	1.556%(A)	6Month EURIBOR(2)(S)	—	25,355	25,355
EUR	1,080	05/11/28	0.750%(A)	6Month EURIBOR(1)(S)	16,578	14,815	(1,763)
EUR	4,845	02/15/30	1.124%(A)	6Month EURIBOR(1)(S)	(1,158)	(72,215)	(71,057)
EUR	2,600	05/11/30	0.850%(A)	6Month EURIBOR(1)(S)	96,191	67,376	(28,815)

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
EUR	10,730	10/04/32	2.000%(A)	1 Day EONIA(2)(A)	$—	$44,638	$44,638
EUR	10,730	10/04/32	2.080%(A)	3Month EURIBOR(1)(Q)	—	(60,912)	(60,912)
EUR	800	05/11/35	1.050%(A)	6Month EURIBOR(1)(S)	58,693	38,181	(20,512)
EUR	1,050	05/11/37	1.253%(A)	6Month EURIBOR(1)(S)	46,604	21,317	(25,287)
EUR	15,445	08/24/37	1.960%(A)	1 Day EONIA(2)(A)	—	55,549	55,549
EUR	15,445	08/24/37	2.033%(A)	3Month EURIBOR(1)(Q)	(1,675)	(97,414)	(95,739)
EUR	9,595	10/25/37	2.085%(A)	3Month EURIBOR(2)(Q)	—	80,192	80,192
EUR	9,595	10/25/37	2.114%(A)	6Month EURIBOR(1)(S)	—	(81,077)	(81,077)
EUR	390	05/11/42	1.350%(A)	6Month EURIBOR(1)(S)	18,221	7,299	(10,922)
EUR	4,400	07/04/42	1.416%(A)	1 Day EONIA(2)(A)	(8,769)	112,669	121,438
EUR	9,415	07/04/42	1.438%(A)	1 Day EONIA(2)(A)	—	296,765	296,765
GBP	331,575	02/08/18	0.442%(T)	1 Day SONIA(1)(T)	—	20,327	20,327
GBP	72,380	11/18/20	1.127%(S)	6MonthGBP LIBOR(2)(S)	—	51,726	51,726
GBP	5,120	05/08/21	0.716%(S)	6MonthGBP LIBOR(1)(S)	61,020	44,831	(16,189)
GBP	72,950	11/16/21	1.257%(S)	6MonthGBP LIBOR(1)(S)	—	(68,436)	(68,436)
GBP	5,880	12/07/27	1.350%(S)	6MonthGBP LIBOR(1)(S)	1,898	(44,736)	(46,634)
GBP	2,185	07/06/32	1.933%(S)	6MonthGBP LIBOR(2)(S)	—	90,020	90,020
GBP	7,885	10/30/32	1.633%(S)	6MonthGBP LIBOR(2)(S)	1,856	354,136	352,280
GBP	2,625	07/06/42	1.850%(S)	6MonthGBP LIBOR(1)(S)	—	(87,476)	(87,476)
GBP	4,420	10/30/47	1.680%(S)	6MonthGBP LIBOR(1)(S)	—	(386,960)	(386,960)
JPY	4,255,270	12/20/24	0.126%(S)	6MonthJPY LIBOR(2)(S)	(59,858)	(165,104)	(105,246)
	96,490	01/07/18	1.093%(T)	1 Day USOIS(1)(T)	—	18,915	18,915
	7,935	09/30/18	0.747%(A)	1 Day USOIS(1)(A)	168	56,560	56,392
	31,915	10/07/18	1.253%(A)	1 Day USOIS(1)(A)	—	73,625	73,625
	94,860	11/17/18	1.080%(T)	1 Day USOIS(1)(T)	363	473,441	473,078
	142,600	11/18/18	0.911%(A)	1 Day USOIS(1)(A)	(7,563)	953,556	961,119
	15,040	03/31/19	1.431%(A)	1 Day USOIS(1)(A)	—	29,119	29,119
	14,833	03/31/19	1.431%(A)	1 Day USOIS(1)(A)	—	28,526	28,526
	9,235	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	—	28,387	28,387
	42,805	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(20,082)	119,808	139,890
	25,260	07/14/19	1.428%(A)	1 Day USOIS(1)(A)	—	89,222	89,222
	44,270	09/08/19	1.290%(A)	1 Day USOIS(1)(A)	—	342,228	342,228
	74,445	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	20,960	128,512	107,552
	93,965	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	(11,719)	92,035	103,754
	22,450	03/11/20	1.824%(S)	3Month LIBOR(1)(Q)	223	20,590	20,367
	21,740	04/04/20	— (3)(S)	— (3)(S)	—	625	625
	29,660	07/17/20	1.521%(A)	1 Day USOIS(1)(A)	—	202,790	202,790
	11,290	04/04/22	— (4)(S)	— (4)(S)	—	(3,778)	(3,778)
	56,780	08/31/22	1.843%(S)	3Month LIBOR(1)(Q)	379	672,779	672,400
	7,080	09/28/22	2.177%(S)	3Month LIBOR(1)(Q)	—	22,170	22,170

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):
Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
47,375	11/01/22	1.815%(S)	3Month LIBOR(2)(Q)	$—	$(873,485)	$(873,485)
14,590	05/31/23	1.394%(S)	3Month LIBOR(1)(Q)	230	641,068	640,838
14,590	05/31/23	1.395%(S)	3Month LIBOR(1)(Q)	230	640,240	640,010
13,300	05/31/23	1.513%(S)	3Month LIBOR(1)(Q)	223	501,922	501,699
23,680	05/31/23	1.578%(S)	3Month LIBOR(1)(Q)	(24,932)	812,972	837,904
5,310	05/31/23	1.584%(S)	3Month LIBOR(1)(Q)	179	180,772	180,593
49,366	11/15/23	2.209%(S)	3Month LIBOR(1)(Q)	403	107,666	107,263
10,925	02/15/24	2.115%(S)	3Month LIBOR(1)(Q)	25,715	34,678	8,963
25,542	02/15/24	2.151%(S)	3Month LIBOR(1)(Q)	(27,992)	24,922	52,914
31,125	02/15/24	2.183%(S)	3Month LIBOR(1)(Q)	(43,551)	(31,707)	11,844
4,625	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	41,670	41,670
15,675	08/15/24	2.168%(S)	3Month LIBOR(1)(Q)	—	124,056	124,056
136,715	08/15/24	2.170%(S)	3Month LIBOR(1)(Q)	509,993	1,038,534	528,541
44,955	08/15/24	2.176%(S)	3Month LIBOR(1)(Q)	154,012	335,599	181,587
14,420	09/01/24	1.972%(S)	3Month LIBOR(2)(Q)	—	(213,248)	(213,248)
38,230	11/15/24	2.334%(S)	3Month LIBOR(1)(Q)	43,247	(3,977)	(47,224)
4,480	09/04/25	2.214%(S)	3Month LIBOR(1)(Q)	67	8,601	8,534
24,228	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	323,422	405,995	82,573
6,165	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	8,731	63,229	54,498
3,440	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	15,686	15,686
11,550	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(7,813)	(50,139)	(42,326)
7,830	05/08/27	2.309%(S)	3Month LIBOR(1)(Q)	—	33,180	33,180
5,275	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	102,222	102,222
3,015	05/15/27	2.295%(S)	3Month LIBOR(1)(Q)	—	21,112	21,112
15,605	05/03/32	2.434%(S)	3Month LIBOR(2)(Q)	—	(57,563)	(57,563)
24,295	02/15/36	2.338%(S)	3Month LIBOR(2)(Q)	(159,846)	(558,423)	(398,577)
12,345	05/03/37	2.508%(S)	3Month LIBOR(1)(Q)	—	14,920	14,920
4,895	02/15/42	1.369%(A)	1 Day USOIS(1)(A)	239	710,017	709,778
4,870	10/04/42	2.527%(S)	3Month LIBOR(2)(Q)	—	(141)	(141)
1,160	11/15/43	2.659%(S)	3Month LIBOR(1)(Q)	—	(23,908)	(23,908)
3,180	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	208	523,694	523,486
4,300	10/04/47	2.536%(S)	3Month LIBOR(1)(Q)	—	(6,824)	(6,824)
1,730	04/09/48	2.545%(S)	3Month LIBOR(1)(Q)	—	2,450	2,450

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Interest rate swap agreements outstanding at December 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
1,600	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	$—	$(25,454)	$(25,454)
ZAR 90,290	09/23/22	7.430%(Q)	3 Month JIBAR(2)(Q)	(8,174)	(24,656)	(16,482)
ZAR 44,400	11/07/27	8.360%(Q)	3 Month JIBAR(2)(Q)	(60)	118,461	118,521

				$916,973	$8,372,316	$7,455,343

Securities with a combined market value of $40,289,517 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 3 Month LIBOR plus 12 bps and receives the floating rate of 6 Month LIBOR.

(4)	The Portfolio pays the floating rate of 6 Month LIBOR and receives the floating rate of 3 Month LIBOR plus 11.75 bps.

Total return swap agreements outstanding at December 31, 2017:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements:
Credit Suisse First Boston Corp.	01/12/41	4,860	Pay monthly variable payments based on 1 Month LIBOR and receive monthly fixed payments based on the IOS.FN30.450.10 Index	$(10,168)	$(9,960)	$(208)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$94,415	$(1,666,068)	$1,229,314	$(1,291,276)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$13,694,889	$—
Collateralized Loan Obligations	—	377,865,907	—
Consumer Loans	—	58,936,079	—
Credit Cards	—	8,492,891	—
Home Equity Loans	—	57,176,972	—
Residential Mortgage-Backed Securities	—	63,252,783	13,491,660
Student Loans	—	9,789,000	—
Bank Loans	—	22,028,560	—
Commercial Mortgage-Backed Securities	—	541,910,531	—
Common Stock	—	1,010,446	—
Corporate Bonds	—	973,980,653	927,456

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Municipal Bonds	$—	$70,390,068	$—
Residential Mortgage-Backed Securities	—	154,168,760	4,503,250
Sovereign Bonds	—	135,299,525	—
U.S. Government Agency Obligations	—	347,322,032	—
U.S. Treasury Obligations	—	128,654,761	—
Affiliated Mutual Funds	251,710,845	—	—
Options Purchased	23,956	1,611,206	—
Options Written	(18,320)	(1,114,828)	—
Other Financial Instruments*
Futures Contracts	(1,669,903)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(1,813,412)	—
Centrally Cleared Credit Default Swap Agreements	—	(1,400,700)	—
OTC Credit Default Swap Agreements	—	(603,776)	79,612
OTC Currency Swap Agreements	—	(1,099,283)	—
Centrally Cleared Inflation Swap Agreements	—	40,825	—
Centrally Cleared Interest Rate Swap Agreements	—	7,455,343	—
OTC Total Return Swap Agreements	—	(10,168)	—

Total	$250,046,578	$2,967,039,064	$19,001,978

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities Residential Mortgage-Backed Securities	Corporate Bonds	Residential Mortgage-Backed Securities	Credit Default Swap agreements
Balance as of 12/31/16	$9,800,000	$—	$66,506,774	$54,066
Realized gain (loss)	(171)	—	359,867	57,244
Change in unrealized appreciation (depreciation)**	32,390	(1,345)	96,672	(31,698)
Purchases/Exchanges/Issuances	15,490,122	—	5,411,661	—
Sales/Paydowns	(11,830,663)	(22,591)	(67,904,762)	—
Accrued discounts/premiums	(18)	—	33,038	—
Transfers into Level 3	—	951,392	—	—
Transfers out of Level 3	—	—	—	—

Balance as of 12/31/17	$13,491,660	$927,456	$4,503,250	$79,612

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

**	Of which, $115,954 was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2017	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities Residential Mortgage-Backed Securities	$13,491,660	Market approach	Single Broker Indicative Quote
Corporate Bonds Residential	927,456	Market approach	Single Broker Indicative Quote
Mortgage-Backed Securities	4,503,250	Market Approach	Single Broker Indicative Quote
Credit Default Swap Agreements	79,612	Market Approach	Single Broker Indicative Quote

	$19,001,978

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Corporate Bonds	$951,392	L2 to L3	Evaluated Bid to Single Broker Indicative Quote

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Commercial Mortgage-Backed Securities	18.0%
Collateralized Loan Obligations	12.6
U.S. Government Agency Obligations	11.6
Banks	9.6
Affiliated Mutual Funds (1.5% represents investments purchased with collateral from securities on loan)	8.4
Residential Mortgage-Backed Securities	7.8
Sovereign Bonds	4.5
U.S. Treasury Obligations	4.3
Oil & Gas	3.3
Municipal Bonds	2.4
Consumer Loans	2.0
Home Equity Loans	1.9
Electric	1.6
Media	1.5
Pharmaceuticals	1.1
Insurance	1.0
Diversified Financial Services	1.0
Retail	1.0
Chemicals	0.9
Healthcare-Services	0.9
Multi-National	0.9
Pipelines	0.9
Auto Manufacturers	0.8
Telecommunications	0.8
Foods	0.6
Commercial Services	0.5
Agriculture	0.5
Auto Parts & Equipment	0.5
Automobiles	0.4
Real Estate Investment Trusts (REITs)	0.4
Airlines	0.4
Healthcare-Products	0.4
Forest Products & Paper	0.4

Lodging	0.3%
Software	0.3
Miscellaneous Manufacturing	0.3
Student Loans	0.3
Entertainment	0.3
Credit Cards	0.3
Home Builders	0.3
Office/Business Equipment	0.2
Biotechnology	0.2
Semiconductors	0.2
Packaging & Containers	0.2
Gas	0.2
Oil & Gas Services	0.2
Internet Software & Services	0.1
Computers	0.1
Building Materials	0.1
Savings & Loans	0.1
Mining	0.1
Internet	0.1
Household Products/Wares	0.1
Technology	0.1
Technology Hardware, Storage & Peripherals	0.1
Housewares	0.1
Trucking & Leasing	0.1
Machinery-Diversified	0.1
Beverages	0.1
Apparel	0.1
Engineering & Construction	0.0	*
Options Purchased	0.0	*
Home Furnishings	0.0	*
Textiles	0.0	*

	107.6
Options Written	(0.1)
Liabilities in excess of other assets	(7.5)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$712,946	*	Due from/to broker-variation margin swaps	$2,113,646	*
Credit contracts	Premiums paid for OTC swap agreements	94,415		Premiums received for OTC swap agreements	1,656,108
Credit contracts	Unaffiliated investments	195,676		Options written outstanding, at value	165,303
Credit contracts	Unrealized appreciation on OTC swap agreements	1,037,529		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	18,277		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,831,689

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST PRUDENTIAL CORE BOND PORTFOLIO) (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker—variation margin futures	$2,559,763	*	Due from/to broker-variation margin futures	$4,229,666	*
Interest rate contracts	Due from/to broker-variation margin swaps	12,153,462	*	Due from/to broker-variation margin swaps	4,657,294	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	9,960
Interest rate contracts	Unaffiliated investments	1,439,486		Options written outstanding, at value	967,845
Interest rate contracts	Unrealized appreciation on OTC swap agreements	191,785		Unrealized depreciation on OTC swap agreements	1,291,276

Total		$18,403,339			$16,922,787

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Forward Rate Agreements	Swaps
Credit contracts	$211,257	$30,000	$—	$—	$—	$(4,409,236)
Foreign exchange contracts	—	—	—	(3,691,885)	—	—
Interest rate contracts	(4,048,519)	3,598,179	26,821,703	—	(377,527)	786,371

Total	$(3,837,262)	$3,628,179	$26,821,703	$(3,691,885)	$(377,527)	$(3,622,865)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Contracts	Swaps
Credit contracts	$(9,250)	$177,804	$—	$—	$1,061,785
Foreign exchange contracts	—	—	—	(2,478,172)	—
Interest rate contracts	(457,888)	402,299	4,195,042	—	(6,945,502)

Total	$(467,138)	$580,103	$4,195,042	$(2,478,172)	$(5,883,717)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)
$1,876,655	$402,589,521	$1,233,983,404	$201,167,916	$3,776,300	$86,274,560

Credit Default Swaps Agreements- Buy Protection(4)	Credit Default Swaps Agreements- Sell Protection(4)	Currency Swap Agreements(4)	Forward Rate Agreements(4)	Inflation Swaps Agreements(4)	Interest Rate Swaps Agreements(4)	Total Return Swap Agreements(4)
$231,120,000	$137,037,910	$53,013,763	$538,960,000	$27,168,082	$1,837,006,053	$6,292,502

SEE NOTES TO FINANCIAL STATEMENTS.

A248

(1)	Cost

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$44,537,101	$(44,537,101)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$18,277	$(138,611)	$(120,334)	$—	$(120,334)
Barclays Capital Group	248,157	(461,395)	(213,238)	213,238	—
BNP Paribas	—	(71,865)	(71,865)	—	(71,865)
Citigroup Global Markets	190,175	(1,363,805)	(1,173,630)	796,995	(376,635)
Credit Suisse First Boston Corp.	—	(10,168)	(10,168)		(10,168)
Deutsche Bank AG	97,384	(20,000)	77,384	—	77,384
Goldman Sachs & Co.	191,359	(147,103)	44,256	—	44,256
JPMorgan Chase	1,381,562	(2,132,785)	(751,223)	625,030	(126,193)
Morgan Stanley	634,513	(595,246)	39,267	—	39,267
Toronto Dominion	—	(34,272)	(34,272)	—	(34,272)
UBS AG	191,785	(928,611)	(736,826)	276,144	(460,682)

	$2,953,212	$(5,903,861)	$(2,950,649)	$1,911,407	$(1,039,242)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $44,537,101:
Unaffiliated investments (cost $2,921,863,004)	$2,984,531,385
Affiliated investments (cost $251,710,840)	251,710,845
Cash	789,270
Foreign currency, at value (cost $766,132)	773,291
Receivable for investments sold	83,608,993
Dividends and interest receivable	18,708,797
Receivable for fund share sold	2,246,033
Due from broker-variation margin futures	1,552,886
Unrealized appreciation on OTC swap agreements	1,229,314
Cash segregated for counterparty - OTC	150,000
Premiums paid for OTC swap agreements	94,415
Tax reclaim receivable	28,558
Prepaid expenses	20,717
Unrealized appreciation on OTC foreign currency forward contracts	18,277

Total Assets	3,345,462,781

LIABILITIES:
Payable for investments purchased	271,639,073
Payable to broker for collateral for securities on loan	45,428,550
Payable for fund share repurchased	12,645,000
Unrealized depreciation on OTC foreign currency forward contracts	1,831,689
Premiums received for OTC swap agreements	1,666,068
Unrealized depreciation on OTC swap agreements	1,291,276
Options written outstanding, at value (premiums received $1,713,251)	1,133,148
Due to broker-variation margin swaps	694,659
Management fees payable	496,077
Accrued expenses and other liabilities	124,635
Distribution fee payable	123,706
Affiliated transfer agent fee payable	365

Total Liabilities	337,074,246

NET ASSETS	$3,008,388,535

Net assets were comprised of:
Paid-in capital	$2,439,193,261
Retained earnings	569,195,274

Net assets, December 31, 2017	$3,008,388,535

Net asset value and redemption price per share, $3,008,388,535 / 244,655,422 outstanding shares of beneficial interest	$12.30

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income	$90,715,667
Affiliated dividend income	1,968,320
Income from securities lending, net (including affiliated income of $60,824)	108,668

92,792,655

EXPENSES
Management fees	13,878,199
Distribution fee	7,374,663
Custodian and accounting fees	284,865
Audit fee	59,902
Trustees’ fees	38,368
Legal fees and expenses	20,163
Shareholders’ reports	16,247
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,330
Miscellaneous	62,314

Total expenses	21,742,051

NET INVESTMENT INCOME (LOSS)	71,050,604

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of
$3,495)	2,442,042
Futures transactions	26,821,703
Forward rate agreement transactions	(377,527)
Swap agreement transactions	(3,622,865)
Options written transactions	3,628,179
Forward currency contracts transactions	(3,691,885)
Foreign currency transactions	3,771,073

28,970,720

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(5,797))	64,909,609
Futures	4,195,042
Swap agreements	(5,883,717)
Options written	580,103
Forward currency contracts	(2,478,172)
Foreign currencies	260,558

61,583,423

NET GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES	90,554,143

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$161,604,747

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$71,050,604	$76,542,748
Net realized gain (loss) on investment transactions	28,970,720	11,144,749
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	61,583,423	41,764,505

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	161,604,747	129,452,002

FUND SHARE TRANSACTIONS:
Fund share sold [23,966,799 and 47,636,056 shares, respectively]	288,508,616	554,448,017
Fund share repurchased [48,899,114 and 83,324,607 shares, respectively]	(581,016,276)	(954,786,290)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(292,507,660)	(400,338,273)

CAPITAL CONTRIBUTIONS	—	151

TOTAL INCREASE (DECREASE) IN NET ASSETS	(130,902,913)	(270,886,120)
NET ASSETS:
Beginning of year	3,139,291,448	3,410,177,568

End of year	$3,008,388,535	$3,139,291,448

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST QMA US EQUITY ALPHA PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 127.8%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 3.4%
Boeing Co. (The)(u)	20,700	$6,104,637
Curtiss-Wright Corp.	4,800	584,880
Huntington Ingalls Industries, Inc.(u)	23,700	5,586,090
Lockheed Martin Corp.(u)	19,200	6,164,160
Northrop Grumman Corp.	4,700	1,442,477
Spirit AeroSystems Holdings, Inc. (Class A Stock)(u)	55,900	4,877,275

		24,759,519

Air Freight & Logistics — 0.6%
FedEx Corp.(u)	17,900	4,466,766

Airlines — 0.1%
Hawaiian Holdings, Inc.	19,500	777,075

Auto Components — 1.3%
Adient PLC	29,200	2,298,039
BorgWarner, Inc.	27,300	1,394,757
Cooper-Standard Holdings, Inc.*	9,200	1,127,000
Dana, Inc.	44,200	1,414,842
Lear Corp.(u)	16,800	2,967,888
Tenneco, Inc.	1,600	93,664

		9,296,190

Automobiles — 1.3%
Ford Motor Co.(u)	231,300	2,888,937
General Motors Co.(u)	77,600	3,180,824
Thor Industries, Inc.(u)	25,500	3,843,360

		9,913,121

Banks — 7.0%
Bank of America Corp.(u)	462,646	13,657,310
Citigroup, Inc.(u)	48,640	3,619,302
Citizens Financial Group, Inc.(u)	138,100	5,797,438
East West Bancorp, Inc.	18,500	1,125,355
Hancock Holding Co.	6,000	297,000
JPMorgan Chase & Co.(u)	150,076	16,049,127
PNC Financial Services Group, Inc. (The)(u)	28,000	4,040,120
SunTrust Banks, Inc.	3,400	219,606
Wells Fargo & Co.(u)	117,901	7,153,054

		51,958,312

Beverages — 1.6%
Coca-Cola Co. (The)	38,600	1,770,968
National Beverage Corp.	11,700	1,140,048
PepsiCo, Inc.(u)	73,400	8,802,128

		11,713,144

Biotechnology — 6.1%
AbbVie, Inc.(u)	100,200	9,690,342
Alexion Pharmaceuticals, Inc.*(u)	26,400	3,157,176
Amgen, Inc.(u)	43,000	7,477,700
Biogen, Inc.*(u)	16,100	5,128,977
Bioverativ, Inc.*(u)	67,200	3,623,424
Celgene Corp.*(u)	50,800	5,301,488
Eagle Pharmaceuticals, Inc.*	17,100	913,482
Exelixis, Inc.*	70,200	2,134,080
Gilead Sciences, Inc.(u)	87,700	6,282,828
Halozyme Therapeutics, Inc.*	43,900	889,414

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Vanda Pharmaceuticals, Inc.*	30,500	$463,600

		45,062,511

Building Products — 0.7%
American Woodmark Corp.*	6,400	833,600
Armstrong World Industries, Inc.*	7,500	454,125
Builders FirstSource, Inc.*	48,300	1,052,457
Continental Building Products, Inc.*	64,900	1,826,935
Universal Forest Products, Inc.	25,200	948,024

		5,115,141

Capital Markets — 2.6%
Ameriprise Financial, Inc.(u)	30,100	5,101,047
BGC Partners, Inc. (Class A Stock)	36,200	546,982
Donnelley Financial Solutions, Inc.*	13,812	269,196
Evercore, Inc. (Class A Stock)	17,800	1,602,000
Goldman Sachs Group, Inc. (The)	2,000	509,520
Invesco Ltd.	22,300	814,842
LPL Financial Holdings, Inc.	6,800	388,552
Morgan Stanley	35,400	1,857,438
Northern Trust Corp.	10,400	1,038,856
Raymond James Financial, Inc.	18,300	1,634,190
S&P Global, Inc.(u)	29,600	5,014,240
SEI Investments Co.	6,500	467,090

		19,243,953

Chemicals — 3.7%
AdvanSix, Inc.*	13,952	586,961
Air Products & Chemicals, Inc.(u)	29,000	4,758,320
Chemours Co. (The)(u)	97,600	4,885,856
Huntsman Corp.(u)	119,200	3,968,168
Ingevity Corp.*	15,000	1,057,050
Innophos Holdings, Inc.	6,500	303,745
Koppers Holdings, Inc.*	18,200	926,380
LyondellBasell Industries NV (Class A Stock)(u)	47,500	5,240,200
Olin Corp.	10,600	377,148
Platform Specialty Products Corp.*	27,400	271,808
PolyOne Corp.	5,200	226,200
Trinseo SA	19,700	1,430,220
Westlake Chemical Corp.(u)	33,900	3,611,367

		27,643,423

Commercial Services & Supplies — 0.4%
Brink’s Co. (The)	12,800	1,007,360
Herman Miller, Inc.	27,300	1,093,365
Quad/Graphics, Inc.	12,800	289,280
Steelcase, Inc. (Class A Stock)	56,800	863,360

		3,253,365

Communications Equipment — 1.4%
ARRIS International PLC*	68,800	1,767,472
Cisco Systems, Inc.	9,600	367,680
CommScope Holding Co., Inc.*	13,900	525,837
F5 Networks, Inc.*	18,500	2,427,570
Harris Corp.(u)	29,200	4,136,180
Juniper Networks, Inc.	21,700	618,450
Plantronics, Inc.	8,400	423,192

		10,266,381

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Construction & Engineering — 0.7%
Argan, Inc.	13,500	$607,500
EMCOR Group, Inc.	23,900	1,953,825
MasTec, Inc.*(u)	55,000	2,692,250

		5,253,575

Consumer Finance — 1.3%
Capital One Financial Corp.(u)	54,200	5,397,236
Green Dot Corp. (Class A Stock)*	7,900	476,054
Navient Corp.	150,800	2,008,656
Nelnet, Inc. (Class A Stock)	10,200	558,756
Santander Consumer USA Holdings, Inc.	60,400	1,124,648

		9,565,350

Containers & Packaging — 0.4%
Greif, Inc. (Class A Stock)	12,800	775,424
Owens-Illinois, Inc.*	92,900	2,059,593
WestRock Co.	4,100	259,161

		3,094,178

Distributors — 0.6%
LKQ Corp.*(u)	104,500	4,250,015

Diversified Consumer Services — 0.1%
Grand Canyon Education, Inc.*	11,200	1,002,736

Diversified Financial Services — 1.2%
Berkshire Hathaway, Inc. (Class B Stock)*(u)	31,900	6,323,218
Leucadia National Corp.	82,300	2,180,127

		8,503,345

Diversified Telecommunication Services — 1.4%
Verizon Communications, Inc.(u)	189,900	10,051,407

Electric Utilities — 1.1%
Entergy Corp.	9,600	781,344
Exelon Corp.(u)	104,300	4,110,463
PPL Corp.(u)	114,500	3,543,775

		8,435,582

Electrical Equipment — 0.4%
AMETEK, Inc.	27,600	2,000,172
EnerSys	11,100	772,893
Regal Beloit Corp.	3,200	245,120

		3,018,185

Electronic Equipment, Instruments & Components — 1.2%
Anixter International, Inc.*	3,200	243,200
Arrow Electronics, Inc.*	6,000	482,460
Avnet, Inc.	28,300	1,121,246
CDW Corp.	25,300	1,758,097
ePlus, Inc.*	12,600	947,520
IPG Photonics Corp.*	7,800	1,670,214
Itron, Inc.*	3,500	238,700
SYNNEX Corp.	11,100	1,509,045
Vishay Intertechnology, Inc.	55,000	1,141,250

		9,111,732

Energy Equipment & Services — 0.8%
Halliburton Co.(u)	83,500	4,080,645
McDermott International, Inc.*	193,200	1,271,256

COMMON STOCKS (continued)	Shares	Value
Energy Equipment & Services (continued)
Unit Corp.*	41,500	$913,000

		6,264,901

Equity Real Estate Investment Trusts (REITs) — 5.0%
American Assets Trust, Inc.	9,700	370,928
American Tower Corp.(u)	42,000	5,992,140
Apple Hospitality REIT, Inc.	40,200	788,322
Ashford Hospitality Trust, Inc.	71,000	477,830
Brixmor Property Group, Inc.(u)	170,900	3,188,994
Chesapeake Lodging Trust	23,900	647,451
CoreCivic, Inc.	102,000	2,295,000
DDR Corp.	269,400	2,413,824
Franklin Street Properties Corp.	46,900	503,706
GEO Group, Inc. (The)	109,950	2,594,820
Hospitality Properties Trust	28,900	862,665
Lexington Realty Trust	41,800	403,370
Outfront Media, Inc.	18,300	424,560
Park Hotels & Resorts, Inc.(u)	100,400	2,886,500
Retail Properties of America, Inc. (Class A Stock)	47,100	633,024
Ryman Hospitality Properties, Inc.	6,700	462,434
Senior Housing Properties Trust	47,300	905,795
Spirit Realty Capital, Inc.(u)	430,900	3,697,122
Summit Hotel Properties, Inc.	41,300	628,999
VEREIT, Inc.(u)	465,200	3,623,908
Weyerhaeuser Co.	6,400	225,664
WP Carey, Inc.	11,100	764,790
Xenia Hotels & Resorts, Inc.	83,000	1,791,970

		36,583,816

Food & Staples Retailing — 2.2%
CVS Health Corp.	18,100	1,312,250
Ingles Markets, Inc. (Class A Stock)	8,100	280,260
Kroger Co. (The)(u)	164,900	4,526,505
Performance Food Group Co.*	31,700	1,049,270
Wal-Mart Stores, Inc.(u)	88,900	8,778,875

		15,947,160

Food Products — 1.8%
Conagra Brands, Inc.	68,700	2,587,929
Ingredion, Inc.	8,500	1,188,300
Lamb Weston Holdings, Inc.	27,766	1,567,391
Pilgrim’s Pride Corp.*	69,600	2,161,776
Sanderson Farms, Inc.	4,300	596,754
Tyson Foods, Inc. (Class A Stock)(u)	64,500	5,229,015

		13,331,165

Gas Utilities — 0.8%
Atmos Energy Corp.	23,900	2,052,771
UGI Corp.(u)	79,600	3,737,220

		5,789,991

Health Care Equipment & Supplies — 4.2%
Abbott Laboratories(u)	114,000	6,505,980
Baxter International, Inc.(u)	80,600	5,209,984
Boston Scientific Corp.*	74,400	1,844,376
Cantel Medical Corp.	2,400	246,888
Danaher Corp.(u)	59,200	5,494,944
Halyard Health, Inc.*	5,700	263,226
IDEXX Laboratories, Inc.*(u)	20,800	3,252,704

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
Inogen, Inc.*	5,700	$678,756
Masimo Corp.*(u)	46,700	3,960,160
Medtronic PLC	27,900	2,252,925
STERIS PLC	7,700	673,519
Teleflex, Inc.	2,900	721,578

		31,105,040

Health Care Providers & Services — 3.2%
Centene Corp.*	3,300	332,904
Express Scripts Holding Co.*(u)	74,500	5,560,680
Magellan Health, Inc.*	9,600	926,880
Molina Healthcare, Inc.*	22,200	1,702,296
UnitedHealth Group, Inc.(u)	49,200	10,846,632
WellCare Health Plans, Inc.*(u)	22,500	4,524,975

		23,894,367

Health Care Technology — 0.8%
Cerner Corp.*(u)	72,500	4,885,775
Veeva Systems, Inc. (Class A Stock)*	17,200	950,816

		5,836,591

Hotels, Restaurants & Leisure — 2.3%
Extended Stay America, Inc., UTS	25,600	486,400
Hilton Grand Vacations, Inc.*	32,700	1,371,765
Hilton Worldwide Holdings, Inc.(u)	53,400	4,264,524
Las Vegas Sands Corp.(u)	49,200	3,418,908
McDonald’s Corp.(u)	28,900	4,974,268
Texas Roadhouse, Inc.	23,800	1,253,784
Yum China Holdings, Inc.	17,100	684,342
Yum! Brands, Inc.	8,300	677,363

		17,131,354

Household Durables — 0.8%
La-Z-Boy, Inc.	12,000	374,400
NVR, Inc.*(u)	1,300	4,560,686
Taylor Morrison Home Corp. (Class A Stock)*	28,200	690,054
Tempur Sealy International, Inc.*	8,700	545,403

		6,170,543

Household Products — 0.7%
Kimberly-Clark Corp.(u)	37,500	4,524,750
Procter & Gamble Co. (The)	9,300	854,484

		5,379,234

Independent Power & Renewable Electricity Producers — 1.0%
AES Corp.(u)	271,900	2,944,677
NRG Energy, Inc.(u)	143,600	4,089,728

		7,034,405

Industrial Conglomerates — 1.0%
3M Co.	9,600	2,259,552
Carlisle Cos., Inc.	5,700	647,805
Honeywell International, Inc.(u)	28,800	4,416,768

		7,324,125

Insurance — 2.3%
Aflac, Inc.	5,700	500,346
Allstate Corp. (The)	11,100	1,162,281
American Equity Investment Life Holding Co.	11,900	365,687

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
American Financial Group, Inc.(u)	30,400	$3,299,616
Assured Guaranty Ltd.	16,900	572,403
Athene Holding Ltd. (Class A Stock)*	13,500	698,085
CNA Financial Corp.	8,000	424,400
FNF Group	37,600	1,475,424
Genworth Financial, Inc. (Class A Stock)*	84,500	262,795
Lincoln National Corp.	23,800	1,829,506
Old Republic International Corp.	91,400	1,954,132
Unum Group(u)	79,700	4,374,733

		16,919,408

Internet & Direct Marketing Retail — 2.1%
Amazon.com, Inc.*(u)	4,200	4,911,774
Groupon, Inc.*	289,100	1,474,410
Liberty Interactive Corp. QVC Group (Class A Stock)*(u)	168,300	4,109,886
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	39,600	373,230
Nutrisystem, Inc.(u)	63,500	3,340,100
PetMed Express, Inc.	28,200	1,283,100

		15,492,500

Internet Software & Services — 6.3%
Alphabet, Inc. (Class C Stock)*(u)	12,337	12,909,437
Alphabet, Inc. (Class A Stock)*(u)	8,500	8,953,900
Blucora, Inc.*	26,700	590,070
CoStar Group, Inc.*(u)	11,800	3,504,010
Envestnet, Inc.*	13,000	648,050
Etsy, Inc.*	114,600	2,343,570
Facebook, Inc. (Class A Stock)*(u)	91,500	16,146,090
IAC/InterActiveCorp*	5,900	721,452
Yelp, Inc.*	23,700	994,452

		46,811,031

IT Services — 6.4%
Accenture PLC (Class A Stock)(u)	42,800	6,552,252
Automatic Data Processing, Inc.	16,300	1,910,197
Booz Allen Hamilton Holding Corp.(u)	91,300	3,481,269
CACI International, Inc. (Class A Stock)*	13,300	1,760,255
Cognizant Technology Solutions Corp. (Class A Stock)(u)	76,700	5,447,234
CSRA, Inc.	20,500	613,360
DST Systems, Inc.(u)	54,400	3,376,608
EPAM Systems, Inc.*	10,100	1,085,043
First Data Corp. (Class A Stock)*(u)	205,100	3,427,221
Leidos Holdings, Inc.	23,100	1,491,567
MAXIMUS, Inc.	18,100	1,295,598
Science Applications International Corp.	7,800	597,246
Total System Services, Inc.(u)	54,900	4,342,041
Travelport Worldwide Ltd.	67,500	882,225
Visa, Inc. (Class A Stock)(u)	85,800	9,782,916
Western Union Co. (The)	56,500	1,074,065

		47,119,097

Leisure Products — 0.2%
Polaris Industries, Inc.	9,200	1,140,708

Life Sciences Tools & Services — 0.6%
Bruker Corp.	41,600	1,427,712

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Life Sciences Tools & Services (continued)
Illumina, Inc.*(u)	12,500	$2,731,125

		4,158,837

Machinery — 3.5%
AGCO Corp.	900	64,287
Colfax Corp.*	7,800	309,036
Crane Co.	21,700	1,936,074
Cummins, Inc.(u)	17,000	3,002,880
Fortive Corp.(u)	65,400	4,731,690
Harsco Corp.*	13,600	253,640
Hillenbrand, Inc.	10,400	464,880
IDEX Corp.	9,600	1,266,912
Illinois Tool Works, Inc.	8,800	1,468,280
Ingersoll-Rand PLC	25,700	2,292,183
Oshkosh Corp.(u)	43,800	3,980,982
SPX Corp.*	38,200	1,199,098
Terex Corp.(u)	66,700	3,216,274
Toro Co. (The)	15,800	1,030,634
Wabash National Corp.	14,900	323,330

		25,540,180

Marine — 0.1%
Matson, Inc.	15,200	453,568

Media — 2.0%
Comcast Corp. (Class A Stock)(u)	194,500	7,789,725
Discovery Communications, Inc. (Class C Stock)*	77,500	1,640,675
John Wiley & Sons, Inc. (Class A Stock)	5,100	335,325
MSG Networks, Inc. (Class A Stock)*	26,900	544,725
Sinclair Broadcast Group, Inc. (Class A Stock)	36,600	1,385,310
TEGNA, Inc.	89,900	1,265,792
Twenty-First Century Fox, Inc. (Class B Stock)	35,400	1,207,848
Twenty-First Century Fox, Inc. (Class A Stock)	22,500	776,925

		14,946,325

Metals & Mining — 1.4%
Alcoa Corp.*(u)	65,300	3,517,711
Freeport-McMoRan, Inc.*(u)	289,300	5,485,128
Southern Copper Corp. (Peru)	16,100	763,945
Steel Dynamics, Inc.	20,800	897,104

		10,663,888

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Chimera Investment Corp.	49,340	911,803
Invesco Mortgage Capital, Inc.	59,000	1,051,970
New Residential Investment Corp.	66,300	1,185,444

		3,149,217

Multiline Retail — 0.6%
Macy’s, Inc.(u)	167,600	4,221,844

Multi-Utilities — 0.2%
MDU Resources Group, Inc.	63,500	1,706,880

Oil, Gas & Consumable Fuels — 8.5%
Anadarko Petroleum Corp.(u)	85,900	4,607,676
Andeavor(u)	40,200	4,596,468
Chevron Corp.(u)	83,500	10,453,365

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
CNX Resources Corp.*	31,300	$457,919
ConocoPhillips	36,000	1,976,040
CVR Energy, Inc.	20,100	748,524
Devon Energy Corp.(u)	109,600	4,537,440
EOG Resources, Inc.(u)	25,900	2,794,869
Exxon Mobil Corp.(u)	147,500	12,336,900
Kinder Morgan, Inc.	42,500	767,975
Kosmos Energy Ltd. (Ghana)*	40,200	275,370
Laredo Petroleum, Inc.*	88,200	935,802
Marathon Petroleum Corp.(u)	79,300	5,232,214
Newfield Exploration Co.*(u)	128,700	4,057,911
QEP Resources, Inc.*	176,100	1,685,277
Valero Energy Corp.(u)	69,200	6,360,172
Williams Cos., Inc. (The)	25,100	765,299

		62,589,221

Paper & Forest Products — 0.2%
Boise Cascade Co.	6,900	275,310
Louisiana-Pacific Corp.*	53,200	1,397,032

		1,672,342

Personal Products — 0.0%
Avon Products, Inc. (United Kingdom)*	27,500	59,125

Pharmaceuticals — 3.9%
Allergan PLC(u)	27,400	4,482,092
Bristol-Myers Squibb Co.(u)	65,900	4,038,352
Corcept Therapeutics, Inc.*	74,200	1,340,052
Endo International PLC*	135,400	1,049,350
Johnson & Johnson(u)	64,400	8,997,968
Mallinckrodt PLC*	50,200	1,132,512
Merck & Co., Inc.	32,100	1,806,267
Pfizer, Inc.	7,400	268,028
Zoetis, Inc.(u)	74,000	5,330,960

		28,445,581

Professional Services — 0.3%
Insperity, Inc.	20,000	1,147,000
Korn/Ferry International	7,800	322,764
Robert Half International, Inc.	16,900	938,626

		2,408,390

Real Estate Management & Development — 0.7%
CBRE Group, Inc. (Class A Stock)*(u)	112,300	4,863,713

Road & Rail — 1.7%
Landstar System, Inc.	18,100	1,884,210
Norfolk Southern Corp.(u)	35,900	5,201,910
Old Dominion Freight Line, Inc.	11,100	1,460,205
Union Pacific Corp.(u)	30,400	4,076,640

		12,622,965

Semiconductors & Semiconductor Equipment — 5.2%
Advanced Energy Industries, Inc.*	21,200	1,430,576
Applied Materials, Inc.(u)	123,600	6,318,432
Broadcom Ltd.(u)	14,700	3,776,430
Entegris, Inc.	52,000	1,583,400
Intel Corp.(u)	202,080	9,328,013
KLA-Tencor Corp.	3,300	346,731
MKS Instruments, Inc.(u)	30,700	2,901,150
ON Semiconductor Corp.*(u)	235,700	4,935,558

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Skyworks Solutions, Inc.(u)	46,500	$4,415,175
Texas Instruments, Inc.(u)	25,800	2,694,552
Versum Materials, Inc.	18,000	681,300

		38,411,317

Software — 8.3%
Activision Blizzard, Inc.(u)	78,200	4,951,624
Adobe Systems, Inc.*(u)	42,600	7,465,224
Aspen Technology, Inc.*	1,000	66,200
Cadence Design Systems, Inc.*	55,600	2,325,192
Dell Technologies, Inc.*(u)	32,600	2,649,728
Electronic Arts, Inc.*(u)	32,300	3,393,438
Fortinet, Inc.*(u)	80,900	3,534,521
Intuit, Inc.(u)	37,800	5,964,084
Microsoft Corp.(u)	200,100	17,116,554
MicroStrategy, Inc. (Class A Stock)*	1,800	236,340
Oracle Corp.(u)	157,500	7,446,600
Progress Software Corp.	23,100	983,367
Qualys, Inc.*	9,900	587,565
Red Hat, Inc.*	4,300	516,430
salesforce.com, Inc.*	5,600	572,488
SS&C Technologies Holdings, Inc.	33,400	1,352,032
Synopsys, Inc.*	17,700	1,508,748
Verint Systems, Inc.*	6,300	263,655

		60,933,790

Specialty Retail — 2.4%
Asbury Automotive Group, Inc.*	18,900	1,209,600
Burlington Stores, Inc.*(u)	40,300	4,958,109
Conn’s, Inc.*	1,000	35,550
Dick’s Sporting Goods, Inc.	74,800	2,149,752
Group 1 Automotive, Inc.	9,500	674,215
Michaels Cos., Inc. (The)*	86,100	2,082,759
RH*	22,300	1,922,483
Ross Stores, Inc.(u)	60,700	4,871,175

		17,903,643

Technology Hardware, Storage & Peripherals — 4.3%
Apple, Inc.(u)	132,500	22,422,975
HP, Inc.(u)	233,900	4,914,239
Western Digital Corp.(u)	52,200	4,151,466

		31,488,680

Textiles, Apparel & Luxury Goods — 1.6%
Lululemon Athletica, Inc.*(u)	56,400	4,432,476
PVH Corp.	15,100	2,071,871
Skechers U.S.A., Inc. (Class A Stock)*(u)	101,600	3,844,544
Wolverine World Wide, Inc.	37,600	1,198,688

		11,547,579

Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc.	21,400	441,054

Tobacco — 0.8%
Altria Group, Inc.(u)	81,300	5,805,633

Trading Companies & Distributors — 0.4%
Applied Industrial Technologies, Inc.	14,000	953,400
BMC Stock Holdings, Inc.*	13,400	339,020
GMS, Inc.*	13,100	493,084

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors (continued)
WESCO International, Inc.*	19,800	$1,349,370

		3,134,874

Wireless Telecommunication Services — 0.1%
Telephone & Data Systems, Inc.	39,200	1,089,761

TOTAL LONG-TERM INVESTMENTS (cost $746,259,662)		943,288,849

SHORT-TERM INVESTMENTS — 1.5%
AFFILIATED MUTUAL FUND — 1.4%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $10,179,786)(w)	10,179,786	10,179,786

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills
1.232%	03/15/18	700	698,187

(cost $698,105)
TOTAL SHORT-TERM INVESTMENTS (cost $10,877,891)			10,877,973

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 129.3% (cost $757,137,553)			954,166,822

	Shares
SECURITIES SOLD SHORT — (29.4)%
COMMON STOCKS
Aerospace & Defense — (0.5)%
Mercury Systems, Inc.*	28,700	(1,473,745)
TransDigm Group, Inc.	7,300	(2,004,726)

		(3,478,471)

Auto Components — (0.7)%
Cooper Tire & Rubber Co.	11,100	(392,385)
Dorman Products, Inc.*	3,100	(189,534)
Goodyear Tire & Rubber Co. (The)	140,800	(4,549,248)

		(5,131,167)

Banks — (0.3)%
Community Bank System, Inc.	5,400	(290,250)
FCB Financial Holdings, Inc. (Class A Stock)*	4,600	(233,680)
First Republic Bank	6,200	(537,168)
Glacier Bancorp, Inc.	6,300	(248,157)
MB Financial, Inc.	5,700	(253,764)
Zions Bancorporation	17,200	(874,276)

		(2,437,295)

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Biotechnology — (2.8)%
Amicus Therapeutics, Inc.*	173,200	$(2,492,348)
Arena Pharmaceuticals, Inc.*	15,200	(516,344)
Array BioPharma, Inc.*	25,200	(322,560)
BioCryst Pharmaceuticals, Inc.*	63,900	(313,749)
Bluebird Bio, Inc.*	35,400	(6,304,740)
Clovis Oncology, Inc.*	43,500	(2,958,000)
Insmed, Inc.*	37,500	(1,169,250)
Ironwood Pharmaceuticals, Inc.*	59,100	(885,909)
Portola Pharmaceuticals, Inc.*	21,500	(1,046,620)
Puma Biotechnology, Inc.*	20,500	(2,026,425)
Repligen Corp.*	6,500	(235,820)
Sage Therapeutics, Inc.*	4,500	(741,195)
Spectrum Pharmaceuticals, Inc.*	71,500	(1,354,925)

		(20,367,885)

Capital Markets — (0.4)%
Cboe Global Markets, Inc.	22,000	(2,740,980)

Chemicals — (0.7)%
International Flavors & Fragrances, Inc.	11,300	(1,724,493)
PPG Industries, Inc.	20,700	(2,418,174)
Sherwin-Williams Co. (The)	2,400	(984,096)

		(5,126,763)

Commercial Services & Supplies — (0.4)%
ABM Industries, Inc.	7,000	(264,040)
Covanta Holding Corp.	18,500	(312,650)
Healthcare Services Group, Inc.	28,400	(1,497,248)
Mobile Mini, Inc.	13,200	(455,400)
Rollins, Inc.	9,200	(428,076)

		(2,957,414)

Communications Equipment — (1.0)%
Ciena Corp.*	79,600	(1,666,028)
Finisar Corp.*	94,700	(1,927,145)
Lumentum Holdings, Inc.*	74,500	(3,643,050)

		(7,236,223)

Construction Materials — (0.5)%
Martin Marietta Materials, Inc.	6,300	(1,392,552)
Summit Materials, Inc. (Class A Stock)*	71,166	(2,237,459)
Vulcan Materials Co.	3,500	(449,295)

		(4,079,306)

Containers & Packaging — (0.2)%
AptarGroup, Inc.	4,700	(405,516)
Ball Corp.	37,800	(1,430,730)

		(1,836,246)

Diversified Consumer Services — (0.4)%
Adtalem Global Education, Inc.*	35,900	(1,509,595)
Chegg, Inc.*	48,900	(798,048)
ServiceMaster Global Holdings, Inc.*	16,100	(825,447)

		(3,133,090)

Electric Utilities — (0.2)%
ALLETE, Inc.	3,700	(275,132)
Alliant Energy Corp.	23,300	(992,813)

		(1,267,945)

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components — (0.2)%
Fabrinet (Thailand)*	24,900	$(714,630)
Knowles Corp.*	33,100	(485,246)
Littelfuse, Inc.	2,300	(454,986)

		(1,654,862)

Energy Equipment & Services — (0.2)%
Forum Energy Technologies, Inc.*	38,200	(594,010)
National Oilwell Varco, Inc.	19,500	(702,390)

		(1,296,400)

Equity Real Estate Investment Trusts (REITs) — (2.2)%
Acadia Realty Trust	8,500	(232,560)
Alexandria Real Estate Equities, Inc.	22,500	(2,938,275)
CubeSmart	9,400	(271,848)
CyrusOne, Inc.	34,500	(2,053,785)
Healthcare Realty Trust, Inc.	44,400	(1,426,128)
Life Storage, Inc.	7,800	(694,746)
National Retail Properties, Inc.	7,700	(332,101)
Public Storage	18,800	(3,929,200)
Realty Income Corp.	80,600	(4,595,812)

		(16,474,455)

Health Care Equipment & Supplies — (1.7)%
DexCom, Inc.*	96,200	(5,520,918)
ICU Medical, Inc.*	4,000	(864,000)
Nevro Corp.*	28,000	(1,933,120)
NuVasive, Inc.*	60,500	(3,538,645)
OraSure Technologies, Inc.*	29,300	(552,598)

		(12,409,281)

Health Care Providers & Services — (0.9)%
BioTelemetry, Inc.*	9,200	(275,080)
Envision Healthcare Corp.*	142,100	(4,910,976)
Premier, Inc. (Class A Stock)*	16,700	(487,473)
Tivity Health, Inc.*	25,900	(946,645)

		(6,620,174)

Health Care Technology — (0.1)%
Vocera Communications, Inc.*	15,400	(465,388)

Hotels, Restaurants & Leisure — (0.6)%
Papa John’s International, Inc.	6,700	(375,937)
Scientific Games Corp. (Class A Stock)*	13,800	(707,940)
Vail Resorts, Inc.	14,500	(3,080,815)

		(4,164,692)

Independent Power & Renewable Electricity Producers — (0.3)%
Ormat Technologies, Inc.	9,500	(607,620)
Pattern Energy Group, Inc.	59,900	(1,287,251)

		(1,894,871)

Insurance — (0.2)%
Arch Capital Group Ltd.*	10,700	(971,239)
Arthur J Gallagher & Co.	5,400	(341,712)
XL Group Ltd. (Bermuda)	9,100	(319,956)

		(1,632,907)

Internet & Direct Marketing Retail — (0.3)%
Expedia, Inc.	15,100	(1,808,527)
Liberty Ventures (Class A Stock)*	9,460	(513,110)

		(2,321,637)

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMON STOCKS (continued)	Shares	Value
Internet Software & Services — (1.1)%
2U, Inc.*	25,900	$(1,670,809)
Box, Inc. (Class A Stock)*	102,100	(2,156,352)
Cornerstone OnDemand, Inc.*	9,900	(349,767)
GoDaddy, Inc. (Class A Stock)*	68,400	(3,439,152)
GTT Communications, Inc.*	13,700	(643,215)

		(8,259,295)

IT Services — (3.0)%
Blackhawk Network Holdings, Inc.*	47,200	(1,682,680)
DXC Technology Co.	8,000	(759,200)
Gartner, Inc.*	26,700	(3,288,105)
PayPal Holdings, Inc.*	46,500	(3,423,330)
Square, Inc. (Class A Stock)*	169,000	(5,859,230)
Vantiv, Inc. (Class A Stock)*	43,100	(3,170,005)
WEX, Inc.*	28,100	(3,968,563)

		(22,151,113)

Leisure Products — 0.0%
Vista Outdoor, Inc.*	23,000	(335,110)

Life Sciences Tools & Services — (0.3)%
INC Research Holdings, Inc. (Class A Stock)*	51,300	(2,236,680)

Machinery — (1.0)%
Actuant Corp. (Class A Stock)	19,500	(493,350)
Chart Industries, Inc.*	13,200	(618,552)
Flowserve Corp.	60,100	(2,532,013)
John Bean Technologies Corp.	2,800	(310,240)
Snap-on, Inc.	4,400	(766,920)
Trinity Industries, Inc.	67,000	(2,509,820)

		(7,230,895)

Media — 0.0%
EW Scripps Co. (The) (Class A Stock)*	19,600	(306,348)

Metals & Mining — (0.2)%
Carpenter Technology Corp.	6,400	(326,336)
Commercial Metals Co.	40,800	(869,856)

		(1,196,192)

Mortgage Real Estate Investment Trusts (REITs) — (0.1)%
Apollo Commercial Real Estate Finance, Inc.	17,900	(330,255)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	17,500	(421,050)

		(751,305)

Multi-Utilities — 0.0%
Black Hills Corp.	5,200	(312,572)

Oil, Gas & Consumable Fuels — (2.7)%
Callon Petroleum Co.*	71,900	(873,585)
EQT Corp.	123,500	(7,029,620)
Green Plains, Inc.	43,200	(727,920)
Gulfport Energy Corp.*	90,800	(1,158,608)
Parsley Energy, Inc. (Class A Stock)*	156,100	(4,595,584)
PDC Energy, Inc.*	69,700	(3,592,338)
RSP Permian, Inc.*	32,200	(1,309,896)
SemGroup Corp. (Class A Stock)	20,900	(631,180)

		(19,918,731)

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals — (0.2)%
Impax Laboratories, Inc.*	89,800	$(1,495,170)

Professional Services — (0.8)%
Equifax, Inc.	15,700	(1,851,344)
IHS Markit Ltd.*	28,500	(1,286,775)
Nielsen Holdings PLC	38,000	(1,383,200)
WageWorks, Inc.*	17,900	(1,109,800)

		(5,631,119)

Real Estate Management & Development — (0.2)%
Howard Hughes Corp. (The)*	10,400	(1,365,208)

Road & Rail — 0.0%
Genesee & Wyoming, Inc. (Class A Stock)*	3,100	(244,063)

Semiconductors & Semiconductor Equipment — (0.7)%
Cree, Inc.*	20,300	(753,942)
Ichor Holdings Ltd.*	16,200	(398,520)
Integrated Device Technology, Inc.*	51,400	(1,528,122)
MaxLinear, Inc.*	42,800	(1,130,776)
Veeco Instruments, Inc.*	53,600	(795,960)
Xperi Corp.	25,500	(622,200)

		(5,229,520)

Software — (3.1)%
Ellie Mae, Inc.*	6,000	(536,400)
Guidewire Software, Inc.*	11,200	(831,712)
Proofpoint, Inc.*	32,400	(2,877,444)
PROS Holdings, Inc.*	15,900	(420,555)
ServiceNow, Inc.*	3,300	(430,287)
Splunk, Inc.*	99,400	(8,234,296)
Workday, Inc. (Class A Stock)*	89,000	(9,054,860)
Zendesk, Inc.*	7,800	(263,952)

		(22,649,506)

Specialty Retail — (0.4)%
Camping World Holdings, Inc. (Class A Stock)	13,100	(585,963)
Floor & Decor Holdings, Inc. (Class A Stock)*	17,700	(861,636)
Monro, Inc.	26,400	(1,503,480)

		(2,951,079)

Technology Hardware, Storage & Peripherals — (0.2)%
Electronics For Imaging, Inc.*	41,900	(1,237,307)

Textiles, Apparel & Luxury Goods — (0.1)%
Hanesbrands, Inc.	24,500	(512,295)
NIKE, Inc. (Class B Stock)	5,900	(369,045)

		(881,340)

Trading Companies & Distributors — (0.5)%
Air Lease Corp.	27,700	(1,332,093)
NOW, Inc.*	23,300	(256,999)
SiteOne Landscape Supply, Inc.*	31,200	(2,393,040)

		(3,982,132)

TOTAL SECURITIES SOLD SHORT (proceeds received $203,817,506)		(217,092,137)

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Value
TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 99.9% (cost $553,320,047)	$737,074,685
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 0.1%	646,778

NET ASSETS — 100.0%	$737,721,463

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchase date.

(u)	Represents security, or a portion thereof, segregated as collateral for short sales.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
75	S&P 500 E-Mini Index	Mar. 2018	$10,009,096	$10,035,000	$25,904
6	S&P 500 E-Mini Index	Mar. 2018	1,135,620	1,141,440	5,820

					$31,724

A security with a market value of $698,187 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted	quoted prices generally in active markets for identical securities.
Level 2—quoted	prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—unobservable	inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$24,759,519	$—	$—
Air Freight & Logistics	4,466,766	—	—
Airlines	777,075	—	—
Auto Components	9,296,190	—	—
Automobiles	9,913,121	—	—
Banks	51,958,312	—	—
Beverages	11,713,144	—	—
Biotechnology	45,062,511	—	—
Building Products	5,115,141	—	—
Capital Markets	19,243,953	—	—
Chemicals	27,643,423	—	—
Commercial Services & Supplies	3,253,365	—	—
Communications Equipment	10,266,381	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Construction & Engineering	$5,253,575	$—	$—
Consumer Finance	9,565,350	—	—
Containers & Packaging	3,094,178	—	—
Distributors	4,250,015	—	—
Diversified Consumer Services	1,002,736	—	—
Diversified Financial Services	8,503,345	—	—
Diversified Telecommunication Services	10,051,407	—	—
Electric Utilities	8,435,582	—	—
Electrical Equipment	3,018,185	—	—
Electronic Equipment, Instruments & Components	9,111,732	—	—
Energy Equipment & Services	6,264,901	—	—
Equity Real Estate Investment Trusts (REITs)	36,583,816	—	—
Food & Staples Retailing	15,947,160	—	—
Food Products	13,331,165	—	—
Gas Utilities	5,789,991	—	—
Health Care Equipment & Supplies	31,105,040	—	—
Health Care Providers & Services	23,894,367	—	—
Health Care Technology	5,836,591	—	—
Hotels, Restaurants & Leisure	17,131,354	—	—
Household Durables	6,170,543	—	—
Household Products	5,379,234	—	—
Independent Power & Renewable Electricity Producers	7,034,405	—	—
Industrial Conglomerates	7,324,125	—	—
Insurance	16,919,408	—	—
Internet & Direct Marketing Retail	15,492,500	—	—
Internet Software & Services	46,811,031	—	—
IT Services	47,119,097	—	—
Leisure Products	1,140,708	—	—
Life Sciences Tools & Services	4,158,837	—	—
Machinery	25,540,180	—	—
Marine	453,568	—	—
Media	14,946,325	—	—
Metals & Mining	10,663,888	—	—
Mortgage Real Estate Investment Trusts (REITs)	3,149,217	—	—
Multiline Retail	4,221,844	—	—
Multi-Utilities	1,706,880	—	—
Oil, Gas & Consumable Fuels	62,589,221	—	—
Paper & Forest Products	1,672,342	—	—
Personal Products	59,125	—	—
Pharmaceuticals	28,445,581	—	—
Professional Services	2,408,390	—	—
Real Estate Management & Development	4,863,713	—	—
Road & Rail	12,622,965	—	—
Semiconductors & Semiconductor Equipment	38,411,317	—	—
Software	60,933,790	—	—
Specialty Retail	17,903,643	—	—
Technology Hardware, Storage & Peripherals	31,488,680	—	—
Textiles, Apparel & Luxury Goods	11,547,579	—	—
Thrifts & Mortgage Finance	441,054	—	—
Tobacco	5,805,633	—	—
Trading Companies & Distributors	3,134,874	—	—
Wireless Telecommunication Services	1,089,761	—	—
Affiliated Mutual Fund	10,179,786	—	—
U.S. Treasury Obligation	—	698,187	—
Common Stocks – Short
Aerospace & Defense	(3,478,471)	—	—
Auto Components	(5,131,167)	—	—
Banks	(2,437,295)	—	—
Biotechnology	(20,367,885)	—	—
Capital Markets	(2,740,980)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks – Short (continued)
Chemicals	$(5,126,763)	$—	$—
Commercial Services & Supplies	(2,957,414)	—	—
Communications Equipment	(7,236,223)	—	—
Construction Materials	(4,079,306)	—	—
Containers & Packaging	(1,836,246)	—	—
Diversified Consumer Services	(3,133,090)	—	—
Electric Utilities	(1,267,945)	—	—
Electronic Equipment, Instruments & Components	(1,654,862)	—	—
Energy Equipment & Services	(1,296,400)	—	—
Equity Real Estate Investment Trusts (REITs)	(16,474,455)	—	—
Health Care Equipment & Supplies	(12,409,281)	—	—
Health Care Providers & Services	(6,620,174)	—	—
Health Care Technology	(465,388)	—	—
Hotels, Restaurants & Leisure	(4,164,692)	—	—
Independent Power & Renewable Electricity Producers	(1,894,871)	—	—
Insurance	(1,632,907)	—	—
Internet & Direct Marketing Retail	(2,321,637)	—	—
Internet Software & Services	(8,259,295)	—	—
IT Services	(22,151,113)	—	—
Leisure Products	(335,110)	—	—
Life Sciences Tools & Services	(2,236,680)	—	—
Machinery	(7,230,895)	—	—
Media	(306,348)	—	—
Metals & Mining	(1,196,192)	—	—
Mortgage Real Estate Investment Trusts (REITs)	(751,305)	—	—
Multi-Utilities	(312,572)	—	—
Oil, Gas & Consumable Fuels	(19,918,731)	—	—
Pharmaceuticals	(1,495,170)	—	—
Professional Services	(5,631,119)	—	—
Real Estate Management & Development	(1,365,208)	—	—
Road & Rail	(244,063)	—	—
Semiconductors & Semiconductor Equipment	(5,229,520)	—	—
Software	(22,649,506)	—	—
Specialty Retail	(2,951,079)	—	—
Technology Hardware, Storage & Peripherals	(1,237,307)	—	—
Textiles, Apparel & Luxury Goods	(881,340)	—	—
Trading Companies & Distributors	(3,982,132)	—	—
Other Financial Instruments*
Futures Contracts	31,724	—	—

Total	$736,408,222	$698,187	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Oil, Gas & Consumable Fuels	8.5%
Software	8.3
Banks	7.0
IT Services	6.4
Internet Software & Services	6.3
Biotechnology	6.1
Semiconductors & Semiconductor Equipment	5.2
Equity Real Estate Investment Trusts (REITs)	5.0
Technology Hardware, Storage & Peripherals	4.3
Health Care Equipment & Supplies	4.2

Pharmaceuticals	3.9%
Chemicals	3.7
Machinery	3.5
Aerospace & Defense	3.4
Health Care Providers & Services	3.2
Capital Markets	2.6
Specialty Retail	2.4
Hotels, Restaurants & Leisure	2.3
Insurance	2.3
Food & Staples Retailing	2.2

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry table (cont.)
Internet & Direct Marketing Retail	2.1%
Media	2.0
Food Products	1.8
Road & Rail	1.7
Beverages	1.6
Textiles, Apparel & Luxury Goods	1.6
Metals & Mining	1.4
Communications Equipment	1.4
Affiliated Mutual Fund	1.4
Diversified Telecommunication Services	1.4
Automobiles	1.3
Consumer Finance	1.3
Auto Components	1.3
Electronic Equipment, Instruments & Components	1.2
Diversified Financial Services	1.2
Electric Utilities	1.1
Industrial Conglomerates	1.0
Independent Power & Renewable Electricity Producers	1.0
Energy Equipment & Services	0.8
Household Durables	0.8
Health Care Technology	0.8
Tobacco	0.8
Gas Utilities	0.8
Household Products	0.7
Construction & Engineering	0.7
Building Products	0.7
Real Estate Management & Development	0.7
Air Freight & Logistics	0.6
Distributors	0.6
Multiline Retail	0.6
Life Sciences Tools & Services	0.6
Commercial Services & Supplies	0.4
Mortgage Real Estate Investment Trusts (REITs)	0.4
Trading Companies & Distributors	0.4
Containers & Packaging	0.4
Electrical Equipment	0.4
Professional Services	0.3
Multi-Utilities	0.2
Paper & Forest Products	0.2
Leisure Products	0.2
Wireless Telecommunication Services	0.1
Diversified Consumer Services	0.1
Airlines	0.1
U.S. Treasury Obligations	0.1
Marine	0.1
Thrifts & Mortgage Finance	0.1
Personal Products	0.0	*
Road & Rail	(0.0	)*

Media	(0.0)%*
Multi-Utilities	(0.0)*
Leisure Products	(0.0)*
Health Care Technology	(0.1)
Mortgage Real Estate Investment Trusts (REITs)	(0.1)
Textiles, Apparel & Luxury Goods	(0.1)
Metals & Mining	(0.2)
Technology Hardware, Storage & Peripherals	(0.2)
Electric Utilities	(0.2)
Energy Equipment & Services	(0.2)
Real Estate Management & Development	(0.2)
Pharmaceuticals	(0.2)
Insurance	(0.2)
Electronic Equipment, Instruments & Components	(0.2)
Containers & Packaging	(0.2)
Independent Power & Renewable Electricity Producers	(0.3)
Life Sciences Tools & Services	(0.3)
Internet & Direct Marketing Retail	(0.3)
Banks	(0.3)
Capital Markets	(0.4)
Specialty Retail	(0.4)
Commercial Services & Supplies	(0.4)
Diversified Consumer Services	(0.4)
Aerospace & Defense	(0.5)
Trading Companies & Distributors	(0.5)
Construction Materials	(0.5)
Hotels, Restaurants & Leisure	(0.6)
Chemicals	(0.7)
Auto Components	(0.7)
Semiconductors & Semiconductor Equipment	(0.7)
Professional Services	(0.8)
Health Care Providers & Services	(0.9)
Machinery	(1.0)
Communications Equipment	(1.0)
Internet Software & Services	(1.1)
Health Care Equipment & Supplies	(1.7)
Equity Real Estate Investment Trusts (REITs)	(2.2)
Oil, Gas & Consumable Fuels	(2.7)
Biotechnology	(2.8)
IT Services	(3.0)
Software	(3.1)

99.9
Other assets in excess of other liabilities	0.1

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$31,724	*	—	$—

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$2,369,367

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$209,902

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)
$15,461,415

(1)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities Sold Short	BNP Paribas	$(217,092,137)	$217,092,137	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value:
Unaffiliated investments (cost $746,957,767)	$943,987,036
Affiliated investments (cost $10,179,786)	10,179,786
Cash	153,286
Deposit with broker for securities sold short	64,460
Dividends and interest receivable	1,027,814
Receivable for fund share sold	46,622
Tax reclaim receivable	4,798
Prepaid expenses	4,761

Total Assets	955,468,563

LIABILITIES:
Securities sold short, at value (proceeds received $203,817,506)	217,092,137
Management fees payable	279,169
Dividends payable on securities sold short	159,727
Payable for fund share repurchased	114,855
Due to broker-variation margin futures	43,335
Distribution fee payable	30,520
Accrued expenses and other liabilities	26,992
Affiliated transfer agent fee payable	365

Total Liabilities	217,747,100

NET ASSETS	$737,721,463

Net assets were comprised of:
Paid-in capital	$308,094,842
Retained earnings	429,626,621

Net assets, December 31, 2017	$737,721,463

Net asset value and redemption price per share, $737,721,463 / 24,144,714 outstanding shares of beneficial interest	$30.55

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Unaffiliated dividend income (net of $1,118 foreign withholding tax)	$14,189,417
Affiliated dividend income	155,342
Interest income	6,338

14,351,097

EXPENSES
Management fees	5,615,601
Distribution fee	1,703,262
Dividends on securities sold short	1,739,823
Broker fees and expenses on short sales	1,732,371
Custodian and accounting fees	82,076
Audit fee	41,951
Trustees’ fees	16,317
Legal fees and expenses	14,125
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,006
Shareholders’ reports	6,795
Miscellaneous	22,055

Total expenses	10,981,382

NET INVESTMENT INCOME (LOSS)	3,369,715

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	70,512,204
Futures transactions	2,369,367
Short sales transactions	(24,357,352)

48,524,219

Net change in unrealized appreciation (depreciation) on:
Investments	94,807,229
Futures	209,902
Short sales	(8,755,723)
Foreign currencies	40

86,261,448

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	134,785,667

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$138,155,382

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

STATEMENT OF CASH FLOWS

Year Ended December 31, 2017

INCREASE (DECREASE) IN CASH CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Interest and dividends received	$14,235,148
Operating expenses paid	(7,485,894)
Dividends paid on securities sold short	(1,658,013)
Broker fees and expense on short sales	(1,732,371)
Purchases of long-term portfolio investments	(583,266,502)
Net purchases and sales of short-term portfolio investments	11,212,035
Proceeds from disposition of long-term portfolio investments	624,552,741
Net payments to cover short sales	(367,368,343)
Net proceeds received from securities sold short	363,722,999
Net payment received for futures transactions	2,530,574
Decrease in deposit with broker	66,472
Increase in other assets	(281)
Net payment received for foreign currency transactions	40

NET CASH PROVIDED FROM OPERATING ACTIVITIES	54,808,605

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from fund share sold	42,392,307
Payment of fund share repurchased	(97,172,968)

NET CASH USED IN FINANCING ACTIVITIES	(54,780,661)

Net change in cash	27,944
Cash at beginning of year	125,342

CASH AT END OF YEAR	$153,286

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$138,155,382

Increase in investments	51,432,239
Net realized gain on investment and foreign currency transactions	(48,524,219)
Increase in net unrealized appreciation on investments and foreign currency	(86,261,448)
Decrease in deposit with broker	66,472
Increase in dividends and interest receivable	(115,949)
Increase in tax reclaim receivable	(10)
Increase in prepaid expenses	(271)
Increase in management fees payable	49,002
Increase in dividends payable on securities sold short	81,810
Decrease in due to broker-variation margin futures	(48,695)
Increase in distribution fee payable	8,040
Decrease in accrued expenses and other liabilities	(33,767)
Increase in affiliated transfer agent fee payable	19

Total Adjustments	(83,346,777)

NET CASH PROVIDED FROM OPERATING ACTIVITIES	$54,808,605

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$3,369,715	$5,709,297
Net realized gain (loss) on investment and foreign currency transactions	48,524,219	32,044,462
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	86,261,448	41,482,496

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	138,155,382	79,236,255

FUND SHARE TRANSACTIONS:
Fund share sold [1,587,128 and 4,815,367 shares, respectively]	42,059,871	108,675,947
Fund share repurchased [3,641,762 and 5,389,813 shares, respectively]	(97,277,073)	(115,970,049)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(55,217,202)	(7,294,102)

CAPITAL CONTRIBUTIONS	—	180,919

TOTAL INCREASE (DECREASE) IN NET ASSETS	82,938,180	72,123,072
NET ASSETS:
Beginning of year	654,783,283	582,660,211

End of year	$737,721,463	$654,783,283

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST QUANTITATIVE MODELING PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 99.5%		Value
AFFILIATED MUTUAL FUNDS	Shares
AST AB Global Bond Portfolio*	3,905,455	$42,413,239
AST AQR Emerging Markets Equity Portfolio*	264,545	3,391,472
AST AQR Large-Cap Portfolio*	7,154,226	131,065,423
AST BlackRock Low Duration Bond Portfolio*	234,870	2,522,502
AST BlackRock/Loomis Sayles Bond Portfolio*	915,721	12,490,438
AST ClearBridge Dividend Growth Portfolio* .	4,205,316	74,139,729
AST Goldman Sachs Global Income Portfolio*	1,867,075	19,996,368
AST Goldman Sachs Large-Cap Value Portfolio*	1,231,593	38,277,916
AST Goldman Sachs Mid-Cap Growth Portfolio*	672,198	6,338,827
AST Goldman Sachs Small-Cap Value Portfolio*	123,268	2,927,612
AST Goldman Sachs Strategic Income Portfolio*	781,355	7,516,632
AST Government Money Market Portfolio	911,517	911,517
AST High Yield Portfolio*	576,007	5,800,392
AST Hotchkis & Wiley Large-Cap Value Portfolio*	1,625,004	48,360,105
AST International Growth Portfolio*	4,471,871	80,180,653
AST International Value Portfolio*	3,745,102	79,845,565
AST Jennison Large-Cap Growth Portfolio* .	1,333,165	41,394,762
AST Loomis Sayles Large-Cap Growth Portfolio*	1,427,905	71,209,621
AST Lord Abbett Core Fixed Income Portfolio*	1,382,588	17,475,913
AST MFS Growth Portfolio*	1,735,305	41,144,073
AST MFS Large-Cap Value Portfolio*	2,955,862	59,412,832
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	85,597	2,988,195
AST Parametric Emerging Markets Equity Portfolio*	181,217	1,832,109
AST Prudential Core Bond Portfolio*	4,883,394	60,065,747
AST QMA International Core Equity Portfolio*	3,131,326	39,987,029

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value
AST QMA Large-Cap Portfolio*	7,067,902	$131,462,979
AST Small-Cap Growth Opportunities Portfolio*	802,049	15,896,621
AST Small-Cap Growth Portfolio*	359,263	15,990,811
AST Small-Cap Value Portfolio*	929,443	26,619,260
AST T. Rowe Price Large-Cap Growth Portfolio*	1,484,256	51,429,475
AST T. Rowe Price Large-Cap Value Portfolio*	3,133,700	47,444,223
AST WEDGE Capital Mid-Cap Value Portfolio*	115,495	2,977,457
AST Wellington Management Global Bond Portfolio*	4,676,580	49,805,577
AST Western Asset Core Plus Bond Portfolio*	3,118,193	39,944,057
AST Western Asset Emerging Markets Debt Portfolio*	159,228	1,815,198

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,040,623,675)(w)		1,275,074,329

SHORT-TERM INVESTMENT — 0.5%
AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $6,746,829)(w)	6,746,829	6,746,829

TOTAL INVESTMENTS — 100.0% (cost $1,047,370,504)		1,281,821,158
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0)%		(99,119)

NET ASSETS — 100.0%		$1,281,722,039

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST QUANTITATIVE MODELING PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$1,281,821,158	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Large/Mid-Cap Growth	37.0%
Large/Mid-Cap Value	15.6
Core Bond	10.9
International Value	9.3
Global Bond	8.8
International Growth	6.3
Large/Mid-Cap Blend	5.8

Small-Cap Growth	2.5%
Small-Cap Value	2.3
Emerging Markets	0.5
Ultra Short Bond	0.5
High Yield	0.4
Money Market	0.1

100.0
Liabilities in excess of other assets *	—

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST QUANTITATIVE MODELING PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value:
Affiliated investments (cost $1,047,370,504)	$1,281,821,158
Receivable for fund share sold	269,971
Prepaid expenses	485

Total Assets	1,282,091,614

LIABILITIES:
Payable for investments purchased	130,991
Payable for fund share repurchased	105,410
Management fees payable	103,854
Administration fees payable	20,423
Accrued expenses and other liabilities	8,532
Affiliated transfer agent fee payable	365

Total Liabilities	369,575

NET ASSETS	$1,281,722,039

Net assets were comprised of:
Paid-in capital	$920,921,341
Retained earnings	360,800,698

Net assets, December 31, 2017	$1,281,722,039

Net asset value and redemption price per share, $1,281,722,039 / 76,785,072 outstanding shares of beneficial interest	$16.69

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Affiliated dividend income	$67,388

EXPENSES
Management fees	2,885,395
Custodian and accounting fees	90,920
Audit fee	23,412
Trustees’ fees	21,233
Legal fees and expenses	14,183
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,015
Shareholders’ reports	1,480
Miscellaneous	14,297

Total expenses	3,057,935
Less: management fee waivers and/or expense reimbursement	(34,274)

Net expenses	3,023,661

NET INVESTMENT INCOME (LOSS)	(2,956,273)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED INVESTMENTS
Net realized gain (loss) on affiliated investment transactions	36,247,166
Net change in unrealized appreciation (depreciation) on affiliated investments	158,668,309

NET GAIN (LOSS) ON AFFILIATED INVESTMENTS	194,915,475

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$191,959,202

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(2,956,273)	$(2,472,116)
Net realized gain (loss) on investment transactions	36,247,166	12,476,007
Net change in unrealized appreciation (depreciation) on investments	158,668,309	50,720,580

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	191,959,202	60,724,471

FUND SHARE TRANSACTIONS:
Fund share sold [7,489,862 and 8,367,700 shares, respectively]	115,097,990	111,767,752
Fund share repurchased [3,301,125 and 3,005,630 shares, respectively]	(50,937,739)	(40,687,919)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	64,160,251	71,079,833

TOTAL INCREASE (DECREASE) IN NET ASSETS	256,119,453	131,804,304
NET ASSETS:
Beginning of year	1,025,602,586	893,798,282

End of year	$1,281,722,039	$1,025,602,586

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 101.1% ASSET-BACKED SECURITIES — 4.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Automobiles — 0.2%
Hertz Vehicle Financing II LLC, Series 2017-1A, Class A, 144A	2.960%		10/25/21	7,300	$7,286,501

Collateralized Loan Obligations — 0.3%
Community Funding CLO (Cayman Islands), Series 2015-1A, Class A, 144A	5.750%		11/01/27	8,220	8,251,397

Home Equity Loans — 0.8%
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-W8, Class A2, 1 Month LIBOR + 0.960%	2.512%	(c)	05/25/34	3,627	3,644,040
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-W2, Class M1, 1 Month LIBOR + 0.490%	2.042%	(c)	10/25/35	5,000	4,979,378
Countrywide Home Equity Loan Trust, Series 2006-HW, Class 2A1B, 1 Month LIBOR + 0.150%	1.627%	(c)	11/15/36	246	207,096
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 1A1	5.820%		03/25/37	14,947	14,698,590
Renaissance Home Equity Loan Trust, Series 2006-3, Class AV3, 1 Month LIBOR + 0.240%	1.792%	(c)	11/25/36	2,680	1,218,660

					24,747,764

Manufactured Housing — 0.2%
Greenpoint Manufactured Housing, Series 1999-3, Class 1A7	7.270%		06/15/29	2,878	2,944,452
Manufactured Housing Contract Trust Pass-Through Certificates, Series 2001-2, Class IA2.	4.736%	(cc)	02/20/32	900	851,443
Manufactured Housing Contract Trust Pass-Through Certificates, Series 2001-2, Class IIA2	4.746%	(cc)	03/13/32	1,725	1,635,716

					5,431,611

Other — 0.2%
Diamond Head Aviation Ltd. (Cayman Islands), Series 2015-1, Class B, 144A	5.920%		07/14/28	4,541	4,574,509

Residential Mortgage-Backed Securities — 1.1%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates, Series 2004-R2, Class A1A, 1 Month LIBOR + 0.690%	2.242%	(c)	04/25/34	694	696,158
Bear Stearns Asset-Backed Securities Trust, Series 2004-SD3, Class A3, 1 Month LIBOR + 1.140%	2.468%	(c)	09/25/34	191	191,221
Citigroup Mortgage Loan Trust, Inc., Series 2005-SHL1, Class M1, 1 Month LIBOR + 0.750%, 144A	2.302%	(c)	07/25/44	2,224	2,239,721
Countrywide Asset-Backed Certificates Trust, Series 2004-13, Class MF1	5.071%	(cc)	04/25/35	3,541	3,568,139
Countrywide Asset-Backed Certificates Trust, Series 2006-SD3, Class A1, 1 Month LIBOR + 0.330%, 144A	1.882%	(c)	07/25/36	472	441,152

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Residential Mortgage-Backed Securities (continued)
Equity One Mortgage Pass-Through Trust, Series 2002-5, Class M1	5.803%		11/25/32	1,676		$1,711,443
PFCA Home Equity Investment Trust, Series 2003-IFC6, 144A	5.500%	(cc)	04/22/35	22,426		22,541,496
RAMP Trust, Series 2006-RZ4, Class A3, 1 Month LIBOR + 0.270%	1.822%	(c)	10/25/36	3,350		3,290,588

						34,679,918

Small Business Loan — 0.1%
SBA Small Business Investment Cos., Series 2017-10B, Class 1	2.518%		09/10/27	1,470		1,471,152
United States Small Business Administration, Series 2017-20D, Class 1	2.840%		04/01/37	1,216		1,220,583
United States Small Business Administration, Series 2017-20L, Class 1	2.780%		12/01/37	120		120,781

						2,812,516

Student Loans — 1.2%
Navient Student Loan Trust, Series 2017-3A, Class A3, 1 Month LIBOR + 1.050%, 144A	2.602%	(c)	07/26/66	2,980		3,058,430
Nelnet Student Loan Trust, Series 2005-4, Class A4R2, 28 Day Auction Rate + 0.000%	2.082%	(c)	03/22/32	6,700		6,291,394
SLM Student Loan Trust, Series 2003-4, Class A5E, 3 Month LIBOR + 0.750%, 144A	2.338%	(c)	03/15/33	2,956		2,943,845
SLM Student Loan Trust, Series 2006-1, Class A5, 3 Month LIBOR + 0.110%	1.477%	(c)	07/26/21	7,967		7,872,974
SLM Student Loan Trust, Series 2007-7, Class B, 3 Month LIBOR + 0.750%	2.117%	(c)	10/27/70	4,150		3,765,752
SMB Private Education Loan Trust, Series 2015-C, Class R, 144A	—%	(p)	09/18/46	63,950		9,291,935
SoFi Professional Loan Program LLC, Series 2015-C, Class R, 144A*^	—%	(p)	08/25/36	—	(r)	5,075,000

						38,299,330

TOTAL ASSET-BACKED SECURITIES (cost $126,153,254)						126,083,546

BANK LOANS — 6.0%
Aerospace & Defense — 0.2%
Avolon TLB Borrower 1 (US) LLC, Initial Term B-2 Loan, 1 Month LIBOR + 2.250%	3.751%	(c)	03/20/22	5,400		5,353,902

Air Freight & Logistics — 0.1%
XPO Logistics, Inc., Refinancing Term Loan, 3 Month LIBOR + 2.250%	3.599%	(c)	11/01/21	2,685		2,698,641

Airlines — 0.0%
Air Canada, Refinanced Term Loan, 3 Month LIBOR + 2.250%	3.745%	(c)	10/06/23	998		1,001,864

Auto Parts & Equipment — 0.0%
American Axle & Manufacturing, Inc., Tranche B Term Loan, 1 - 3 Month LIBOR + 2.250%	3.715%	(c)	04/06/24	338		338,480

Commercial Services — 0.3%
Ancestry.Com Operations, Inc., Term Loan	—%	(p)	10/19/23	618		621,269

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

BANK LOANS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Commercial Services (continued)
Jaguar Holding Company II, 2017 Term Loan, 3 Month LIBOR + 2.750%	4.381%	(c)	08/18/22	3,819	$3,821,883
Prime Security Services Borrower, LLC, 2016-2 Refinancing Term B-1 Loan (First Lien), 1 Month LIBOR + 2.750%	4.319%	(c)	05/02/22	3,507	3,529,501
ServiceMaster Company LLC (The), Tranche C Term Loan, 1 Month LIBOR + 2.500%	4.069%	(c)	11/08/23	997	1,000,598

					8,973,251

Commercial Services & Supplies — 0.1%
Brickman Group Ltd. LLC (The), First Lien Initial Term Loan, 3 Month LIBOR + 3.000%	4.435%	(c)	12/18/20	1,117	1,122,538
Wrangler Buyer Corp., Initial Term Loan, 1 Month LIBOR + 3.000%	4.569%	(c)	09/27/24	1,736	1,745,208

					2,867,746

Consumer Products & Services — 0.1%
Trans Union LLC, 2017 Replacement Tranch B-3 Loan, 1 Month LIBOR + 2.000%	3.569%	(c)	04/07/23	3,513	3,525,930

Containers & Packaging — 0.2%
Bway Corp., Term Loan	—%	(p)	04/03/24	1,000	1,003,438
Reynolds Group Holdings, Inc., Incremental US Term Loan, 1 Month LIBOR + 2.750%	4.319%	(c)	02/06/23	3,593	3,608,452

					4,611,890

Distribution/Wholesale — 0.2%
American Builders & Contractors Supply Co., Inc., Term B-1 Loan, 1 Month LIBOR + 2.500%	4.069%	(c)	10/31/23	3,515	3,528,189
Beacon Roofing Supply, Inc., Term Loan	—%	(p)	01/02/25	3,525	3,532,554

					7,060,743

Diversified Financial Services — 0.2%
Flying Fortress Holdings LLC, Fifth Amendment Term Loan, 3 Month LIBOR + 2.000%	3.693%	(c)	10/30/22	1,490	1,497,449
RPI Finance Trust, Term B-6 Term Loan, 3 Month LIBOR + 2.000%	3.693%	(c)	03/27/23	1,749	1,755,645
UPC Financing Partnership, Facility AR, 1 Month LIBOR + 2.500%	3.977%	(c)	01/15/26	3,462	3,458,320

					6,711,414

Diversified Telecommunication Services — 0.1%
Numericable U.S. LLC, USD TLB-12 Term Loan, 3 Month LIBOR + 3.000%	4.349%	(c)	01/31/26	3,997	3,847,113

Electronic Equipment, Instruments & Components — 0.1%
Zebra Technologies Corp., Tranche B Term Loan, 3 Month LIBOR + 2.000%	3.371%	(c)	10/27/21	1,212	1,216,848

Energy — 0.2%
Energy Future Intermediate Holding Company LLC, Term Loan (DIP), 1 Month LIBOR + 3.000%	4.546%	(c)	06/30/18	6,110	6,120,693

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

BANK LOANS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Entertainment — 0.0%
Lions Gate Entertainment Corp., Term B-1 Loan, 1 Month LIBOR + 2.250%	3.819%	(c)	12/08/23	424	$424,135

Food & Staples Retailing — 0.1%
Albertson’s LLC, Replacement 2017-1 Term B-4 Loan, 1 Month LIBOR + 2.750%	4.319%	(c)	08/25/21	1,743	1,706,612
Albertson’s LLC, Replacement 2017-1 Term B-6 Loan, 3 Month LIBOR + 3.000%	4.462%	(c)	06/22/23	1,254	1,226,913

					2,933,525

Food Products — 0.1%
Post Holdings, Inc., Series A Incremental Term Loan, 1 Month LIBOR + 2.250%	3.820%	(c)	05/24/24	3,524	3,533,035

Foods — 0.0%
Dole Food Co., Inc., Tranche B Term Loan, PRIME + 1.750% / 1 - 3 Month LIBOR + 2.750%	4.677%	(c)	04/06/24	656	656,771

Health Care Providers & Services — 0.2%
Air Medical Group Holdings, Inc., 2016 New Term Loan, 3 Month LIBOR + 4.000%	5.675%	(c)	04/28/22	1,134	1,131,654
Air Medical Group Holdings, Inc., Initial Term Loan, 1 Month LIBOR + 3.250%	4.600%	(c)	04/28/22	1,463	1,454,926
MPH Acquisition Holdings LLC, Tranche B Term Loan, 3 Month LIBOR + 3.000%	4.693%	(c)	06/07/23	3,412	3,416,627

					6,003,207

Healthcare & Pharmaceutical — 0.1%
Radnet Management, Inc., Term B-1 Loan (First Lien), 3 Month LIBOR + 3.750%	5.110%	(c)	06/30/23	2,490	2,522,472

Healthcare-Services — 0.2%
HCA, Inc., Tranche B-8 Term Loan, 1 Month LIBOR + 2.250%	3.819%	(c)	02/15/24	3,224	3,242,698
Parexel International Corp., Initial Term Loan, 1 Month LIBOR + 3.000%	4.569%	(c)	09/27/24	3,475	3,489,844

					6,732,542

Hotels, Restaurants & Leisure — 0.4%
1011778 B.C. Unlimited Liability Co., Term B-3 Loan, 1 - 3 Month LIBOR + 2.250%	3.881%	(c)	02/16/24	3,509	3,507,196
Aristocrat Technologies, Inc., Term B-2 Loan, 3 Month LIBOR + 2.000%	3.363%	(c)	10/20/21	1,372	1,371,857
Hilton Worldwide Finance LLC, Series B-2 Term Loan, 1 Month LIBOR + 2.000%	3.552%	(c)	10/25/23	3,865	3,883,808
Scientific Games International, Inc., Term B-4 Loan, 1 - 2 Month LIBOR + 3.250%	4.722%	(c)	08/14/24	3,299	3,325,052

					12,087,913

Lodging — 0.4%
Boyd Gaming Corp., Refinancing Term B Loan, 1 Month LIBOR + 2.500%	3.975%	(c)	09/15/23	2,886	2,900,419
Caesars Entertainment Resort Properties LLC, Term Loan	—%	(p)	10/02/24	3,484	3,497,935
Golden Nugget, Inc., B Term Loan, 2 Month LIBOR + 3.250%	4.656%	(c)	10/04/23	3,509	3,532,608

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

BANK LOANS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Lodging (continued)
Station Casinos LLC, Term B Facility Loan, 1 Month LIBOR + 2.500%	4.060%	(c)	06/08/23	1,155	$1,156,588

					11,087,550

Manufacturing — 0.1%
Quikrete Holdings, Inc., Initial Loan (First Lien), 1 Month LIBOR + 2.750%	4.319%	(c)	11/15/23	4,207	4,212,066

Media — 0.8%
CBS Radio, Inc., Term Loan B-1, 3 Month LIBOR + 2.750%.	4.172%	(c)	11/18/24	1,414	1,416,651
Charter Communications Operating LLC, Term Loan	—%	(p)	01/15/24	239	239,352
Charter Communications Operating LLC, Term Loan	—%	(p)	04/13/25	3,741	3,742,345
CSC Holdings LLC, 2017 Refinancing Term Loan, 1 Month LIBOR + 2.250%	3.741%	(c)	07/17/25	2,133	2,122,106
Sinclair Television Group, Inc., Term Loan	—%	(p)	12/12/24	2,300	2,297,843
Staples, Inc., Closing Date Term Loan, 3 Month LIBOR + 4.000%	5.489%	(c)	09/12/24	1,584	1,547,210
Unitymedia Finance LLC, Term Loan	—%	(p)	09/30/25	2,131	2,131,761
Unitymedia Finance LLC, Term Loan	—%	(p)	01/20/26	2,170	2,170,775
Univision Communications, Inc., 2017 Replacement Term Loan, 1 Month LIBOR + 2.750%	4.319%	(c)	03/15/24	3,871	3,855,979
Virgin Media Bristol LLC, Term Loan	—%	(p)	01/31/25	521	520,813
Virgin Media Bristol LLC, Term Loan	—%	(p)	01/31/26	2,966	2,964,629
Ziggo Secured Finance Partnership, Term Loan E, 1 Month LIBOR + 2.500%	3.977%	(c)	04/15/25	1,885	1,868,596

					24,878,060

Packaging & Containers — 0.1%
Berry Global, Inc., Term Loan	—%	(p)	01/19/24	235	235,881
Berry Global, Inc., Term M Loan, 1 Month LIBOR + 2.250%	3.716%	(c)	10/03/22	3,744	3,756,396

					3,992,277

Pharmaceuticals — 0.2%
Catalent Pharma Solutions, Inc., Dollar Term Loan, 1 Month LIBOR + 2.250%	3.819%	(c)	05/20/24	3,511	3,521,550
Valeant Pharmaceuticals International, Inc., Series F-4 Tranche B Term Loan, 1 Month LIBOR + 3.500%	4.940%	(c)	04/01/22	1,361	1,380,676

					4,902,226

Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties Operating Partnership LP, Term B Loan, 1 Month LIBOR + 2.250%	3.819%	(c)	04/25/23	3,447	3,458,925

Real Estate Management & Development — 0.0%
CityCenter Holdings LLC, Term B Loan, 1 Month LIBOR + 2.500%	4.069%	(c)	04/18/24	316	317,290

Retail — 0.3%
Michaels Stores, Inc., 2016 Replacement Term B-1 Loans, 1 Month LIBOR + 2.750%	4.284%	(c)	01/30/23	3,656	3,655,036

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

BANK LOANS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Retail (continued)
Party City Holdings, Inc., 2016 Replacement Term Loan, 3 Month LIBOR + 3.000%	4.593%	(c)	08/19/22	2,936	$2,944,068
PetSmart, Inc., Tranche B-2 Loan, 1 Month LIBOR + 3.000%	4.570%	(c)	03/11/22	3,409	2,727,133

					9,326,237

Semiconductors & Semiconductor Equipment — 0.0%
ON Semiconductor Corp., Term Loan	—%	(p)	03/31/23	1,048	1,052,786

Software — 0.3%
Change Healthcare Holdings LLC, Closing Date Term Loan, 1 Month LIBOR + 2.750%	4.319%	(c)	03/01/24	2,801	2,804,169
First Data Corp., 2022D New Dollar Term Loan, 1 Month LIBOR + 2.250%	3.802%	(c)	07/08/22	1,821	1,821,173
First Data Corp., 2024A New Dollar Term Loan, 1 Month LIBOR + 2.250%	3.802%	(c)	04/26/24	3,438	3,439,190
MA Financeco LLC, Tranche B-3 Term Loan, 1 Month LIBOR + 2.750%	4.319%	(c)	06/21/24	57	56,993

					8,121,525

Specialty Retail — 0.2%
Academy Ltd., Initial Term Loan, 1 - 3 Month LIBOR + 4.000%^	5.550%	(c)	07/01/22	2,834	2,210,621
Petco Animal Supplies, Inc., Second Amendment Term Loan, 3 Month LIBOR + 3.000%	4.380%	(c)	01/26/23	2,668	2,016,064

					4,226,685

Technology — 0.0%
Seattle Escrow Borrower LLC, Term Loan, 1 Month LIBOR + 2.750%	4.319%	(c)	06/21/24	384	384,844

Technology Hardware, Storage & Peripherals — 0.3%
Dell International LLC, Refinancing Term A-2 Loan, 1 Month LIBOR + 1.750%	3.320%	(c)	09/07/21	1,218	1,217,846
Dell International LLC, Refinancing Term B Loan, 1 Month LIBOR + 2.000%	3.570%	(c)	09/07/23	3,300	3,297,601
Western Digital Corp., US Term B-3 Loan, 1 Month LIBOR + 2.000%	3.569%	(c)	04/29/23	3,388	3,399,509

					7,914,956

Telecommunications — 0.2%
CenturyLink, Inc., Initial Term B Loan, PRIME + 2.750% / 1 Month LIBOR + 2.750%	5.440%	(c)	01/31/25	3,240	3,121,970
Level 3 Financing, Inc., Tranche B 2024 Term Loan, 3 Month LIBOR + 2.250%	3.696%	(c)	02/22/24	3,520	3,518,532
Sprint Communications, Inc., Initial Term Loan, 1 Month LIBOR + 2.500%	4.125%	(c)	02/02/24	291	290,902

					6,931,404

Transportation — 0.1%
American Airlines, Inc., 2017 Replacement Class B Term Loan, 1 Month LIBOR + 2.000%	3.477%	(c)	12/14/23	114	113,779

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

BANK LOANS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Transportation (continued)
American Airlines, Inc., 2017 Replacement Term Loan, 1 Month LIBOR + 2.000%	3.552%	(c)	06/27/20	3,410	$3,414,555

					3,528,334

TOTAL BANK LOANS (cost $185,532,661)					183,557,280

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.2%
BBCCRE Trust, Series 2015-GTP, Class E, 144A	4.563%	(cc)	08/10/33	5,190	4,402,381
CD Mortgage Trust, Series 2017-CD3, Class A4	3.631%		02/10/50	3,870	4,039,437
CD Mortgage Trust, Series 2017-CD5, Class A4	3.431%		08/15/50	2,960	3,035,747
CHT Mortgage Trust, Series 2017-CSMO, Class A, 1 Month LIBOR + 0.930%, 144A	2.310%	(c)	11/15/36	4,190	4,196,524
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AJ	5.482%		10/15/49	3,219	2,990,867
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class AJA	6.191%	(cc)	12/10/49	1,630	1,016,062
Cold Storage Trust, Series 2017-ICE3, Class B, 1 Month LIBOR + 1.250%, 144A	2.727%	(c)	04/15/36	5,060	5,069,524
Commercial Mortgage Trust, Series 2013-CR12, Class AM	4.300%		10/10/46	450	477,971
Commercial Mortgage Trust, Series 2013-CR12, Class B	4.762%	(cc)	10/10/46	390	411,355
Commercial Mortgage Trust, Series 2013-CR12, Class C	5.079%	(cc)	10/10/46	190	195,840
Commercial Mortgage Trust, Series 2013-CR12, Class E, 144A	5.079%	(cc)	10/10/46	490	378,536
Commercial Mortgage Trust, Series 2013-SFS, Class A2, 144A	2.987%	(cc)	04/12/35	220	219,704
Commercial Mortgage Trust, Series 2014-CR17, Class XA, IO	1.128%	(cc)	05/10/47	41,512	1,914,572
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class AJ	5.373%		12/15/39	1,606	1,346,054
Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class AM	5.869%	(cc)	09/15/40	736	714,354
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class F, 144A	3.500%	(cc)	11/15/48	2,200	1,310,646
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class G, 144A	3.500%	(cc)	11/15/48	1,000	488,096
CSMC, Series 2017-TIME, Class A, 144A	3.646%		11/13/39	2,950	3,037,310
CSMC LLC, Series 2014-USA, Class A2, 144A	3.953%		09/15/37	2,470	2,548,916
CSMC LLC, Series 2014-USA, Class F, 144A	4.373%		09/15/37	5,420	4,584,281
CSMC Trust, Series 2015-GLPA, Class A, 144A	3.881%		11/15/37	220	231,381
CSMC Trust, Series 2015-TOWN, Class F, 1 Month LIBOR + 4.500%, 144A	5.977%	(c)	03/15/28	4,010	4,014,985
Fannie Mae-Aces, Series 2014-M4, Class X2, IO	0.255%	(cc)	03/25/24	95,802	1,204,930
Fannie Mae-Aces, Series 2017-M15, Class ATS2	3.136%	(cc)	11/25/27	810	818,115
FHLMC Multifamily Structured Pass-Through Certificates, Series 2017-SR01, Class A3	3.089%		11/25/27	480	483,969
FHLMC Multifamily Structured Pass-Through Certificates, Series K007, Class X1, IO	1.219%	(cc)	04/25/20	2,398	47,171
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class X1, IO	1.595%	(cc)	07/25/21	6,465	306,321
FHLMC Multifamily Structured Pass-Through Certificates, Series K016, Class X1, IO	1.524%	(cc)	10/25/21	425	20,276
FREMF Mortgage Trust, Series 2012-K20, Class X2A, IO, 144A	0.200%		05/25/45	60,753	427,223

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
GE Business Loan Trust, Series 2005-1A, Class A3, 1 Month LIBOR + 0.250%, 144A	1.727%	(c)	06/15/33	1,677	$1,645,086
GE Business Loan Trust, Series 2006-1A, Class B, 1 Month LIBOR + 0.300%, 144A	1.777%	(c)	05/15/34	3,310	3,088,657
GE Business Loan Trust, Series 2006-2A, Class A	—%	(p)	11/15/34	2,943	2,854,737
Government National Mortgage Assoc., Series 2013-85, Class IA, IO	0.739%	(cc)	03/16/47	43,704	1,662,185
Government National Mortgage Assoc., Series 2015-183, Class IO, IO	0.955%	(cc)	09/16/57	24,712	1,746,354
GS Mortgage Securities Corp., Series 2015-GC30, Class AS	3.777%	(cc)	05/10/50	4,988	5,188,480
GS Mortgage Securities Corp., Series 2015-GC30, Class B	4.013%	(cc)	05/10/50	1,540	1,552,279
GS Mortgage Securities Corp. Trust, Series 2017-485L, Class A, 144A	3.721%		02/10/37	2,860	2,979,090
GS Mortgage Securities Corp. Trust, Series 2017-GPTX, Class A, 144A	2.856%		05/10/34	2,940	2,943,362
GS Mortgage Securities Trust, Series 2006-GG8, Class AJ	5.622%		11/10/39	2,264	2,128,411
GS Mortgage Securities Trust, Series 2007-GG10, Class AM	5.814%	(cc)	08/10/45	704	717,145
GS Mortgage Securities Trust, Series 2013-GC14, Class F, 144A	4.763%	(cc)	08/10/46	700	541,751
GS Mortgage Securities Trust, Series 2013-GC16, Class B	5.161%	(cc)	11/10/46	1,210	1,299,677
GS Mortgage Securities Trust, Series 2015-GS1, Class E, 144A	4.422%	(cc)	11/10/48	2,000	1,385,363
GS Mortgage Securities Trust, Series 2015-GS1, Class F, 144A	4.422%	(cc)	11/10/48	1,100	701,595
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class C	5.081%	(cc)	11/15/45	840	878,799
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B	4.881%	(cc)	01/15/47	540	570,887
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class AS	3.914%	(cc)	11/15/47	3,310	3,430,482
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class B	4.617%	(cc)	08/15/48	3,600	3,766,119
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class C	4.617%	(cc)	08/15/48	910	902,802
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5	3.409%		10/15/50	7,390	7,578,429
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class AJ	5.502%	(cc)	06/12/47	8,380	6,896,036
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class AJ	5.797%	(cc)	02/12/49	1,390	1,034,325
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class AJ	5.932%	(cc)	02/15/51	100	97,788
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBMZ, Class M, 1 Month LIBOR + 6.225%, 144A	7.702%	(c)	10/15/19	2,400	2,417,960
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-PHH, Class E, 1 Month LIBOR + 3.550%, 144A	5.027%	(c)	08/15/27	570	570,000
LSTAR Commercial Mortgage Trust, Series 2015-3, Class A2, 144A	2.729%	(cc)	04/20/48	8,149	8,128,300
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AJ	6.079%	(cc)	09/12/49	4,197	3,438,457

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class C	4.241%	(cc)	04/15/48		3,870	$3,804,936
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4	3.720%		12/15/49		3,480	3,640,357
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class AJ	5.399%		12/15/43		2,584	2,010,412
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AJ	5.438%		03/15/44		3,946	3,823,258
Rosslyn Portfolio Trust, Series 2017-ROSS, Class A, 1 Month LIBOR + 0.950%, 144A	2.427%	(c)	06/15/33		3,000	2,956,429
Towd Point Mortgage Funding PLC (United Kingdom), Series 2016-V1A, Class A1	1.556%		02/20/54	GBP	3,756	5,107,911
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B	4.291%	(cc)	07/15/46		569	581,326
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class E, 144A	3.500%		07/15/46		590	388,778
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class E, 144A	3.250%		02/15/48		5,782	3,763,911
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class C	4.118%		09/15/50		3,070	3,045,225
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class XA, IO, 144A	1.441%	(cc)	06/15/45		15,685	771,548
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class D, 144A	4.135%	(cc)	05/15/45		3,755	3,469,007
WFRBS Commercial Mortgage Trust, Series 2013-C14, Class D, 144A	3.995%	(cc)	06/15/46		1,000	914,406
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class XA, IO	1.138%	(cc)	03/15/47		11,293	537,877
WFRBS Commercial Mortgage Trust, Series 2014-C25, Class C	4.324%	(cc)	11/15/47		3,570	3,581,862

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $163,451,846)						158,474,347

CORPORATE BONDS — 30.1%
Aerospace & Defense — 0.5%
Boeing Capital Corp., Sr. Unsec’d. Notes	4.700%		10/27/19		1,810	1,890,969
Boeing Co. (The), Sr. Unsec’d. Notes	4.875%		02/15/20		2,400	2,534,913
Harris Corp., Sr. Unsec’d. Notes	4.854%		04/27/35		490	547,618
Harris Corp., Sr. Unsec’d. Notes	5.054%		04/27/45		1,120	1,317,261
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.100%		01/15/23		240	243,860
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.550%		01/15/26		2,420	2,512,869
Lockheed Martin Corp., Sr. Unsec’d. Notes	4.500%		05/15/36		480	538,223
Northrop Grumman Corp., Sr. Unsec’d. Notes	3.250%		01/15/28		4,310	4,316,296
Raytheon Co., Sr. Unsec’d. Notes	3.125%		10/15/20		1,030	1,053,667
United Technologies Corp., Sr. Unsec’d. Notes	4.500%		06/01/42		980	1,086,198

						16,041,874

Agriculture — 1.0%
Altria Group, Inc., Gtd. Notes	2.850%		08/09/22		1,060	1,066,956
Altria Group, Inc., Gtd. Notes	9.250%		08/06/19		4,270	4,733,941
BAT Capital Corp. (United Kingdom), Gtd. Notes, 144A	3.557%		08/15/27		7,570	7,579,819
BAT Capital Corp. (United Kingdom), Gtd. Notes, 144A	4.540%		08/15/47		3,220	3,390,363
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%		02/11/18		1,420	1,419,815

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Agriculture (continued)
Philip Morris International, Inc., Sr. Unsec’d. Notes	1.875%	11/01/19	2,080	$2,067,282
Philip Morris International, Inc., Sr. Unsec’d. Notes(a)	2.500%	08/22/22	1,710	1,694,301
Philip Morris International, Inc., Sr. Unsec’d. Notes	2.500%	11/02/22	2,120	2,101,136
Philip Morris International, Inc., Sr. Unsec’d. Notes	2.900%	11/15/21	2,060	2,085,069
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.500%	03/20/42	240	261,172
Reynolds American, Inc. (United Kingdom), Gtd. Notes	3.250%	06/12/20	468	475,532
Reynolds American, Inc. (United Kingdom), Gtd. Notes	6.150%	09/15/43	990	1,272,451
Reynolds American, Inc. (United Kingdom), Gtd. Notes	8.125%	06/23/19	2,470	2,671,711

				30,819,548

Airlines — 0.1%
Delta Air Lines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	6.821%	02/10/24	1,249	1,421,236
Delta Air Lines 2009-1 Class A Pass-Through Trust, Pass-Through Certificates	7.750%	06/17/21	500	541,002

				1,962,238

Auto Manufacturers — 0.3%
Ford Motor Co., Sr. Unsec’d. Notes	4.750%	01/15/43	1,220	1,237,240
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.459%	03/27/20	200	199,358
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.200%	01/15/21	250	253,499
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	5.750%	02/01/21	700	759,979
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	5.875%	08/02/21	1,620	1,778,932
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%	01/15/20	860	952,638
General Motors Co., Sr. Unsec’d. Notes	6.250%	10/02/43	420	497,477
General Motors Financial Co., Inc., Gtd. Notes	3.250%	05/15/18	220	220,827
General Motors Financial Co., Inc., Gtd. Notes	3.450%	04/10/22	490	496,532
General Motors Financial Co., Inc., Gtd. Notes	4.250%	05/15/23	200	209,204
General Motors Financial Co., Inc., Gtd. Notes	4.350%	01/17/27	1,120	1,164,853
General Motors Financial Co., Inc., Gtd. Notes	4.375%	09/25/21	1,430	1,504,203

				9,274,742

Auto Parts & Equipment — 0.2%
American Axle & Manufacturing, Inc., Gtd. Notes(a)	6.625%	10/15/22	800	830,000
Goodyear Tire & Rubber Co. (The), Gtd. Notes	5.000%	05/31/26	1,160	1,196,076
Goodyear Tire & Rubber Co. (The), Gtd. Notes	5.125%	11/15/23	290	302,583
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500%	04/29/22	2,151	2,258,550

				4,587,209

Banks — 9.2%
ABN AMRO Bank NV (Netherlands), Sub. Notes, 144A	4.750%	07/28/25	1,940	2,059,310
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.600%	01/15/19	308	309,054
Bank of America Corp., Sr. Unsec’d. Notes, 144A	3.004%	12/20/23	2,400	2,406,162
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%	01/11/23	4,400	4,501,200

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Bank of America Corp., Sr. Unsec’d. Notes, 144A	3.419%		12/20/28	10,242	$10,244,201
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.500%		04/19/26	2,790	2,852,504
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.593%		07/21/28	670	681,024
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.000%		04/01/24	4,030	4,260,218
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24	5,080	5,402,861
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24	4,410	4,644,042
Bank of America Corp., Sub. Notes, MTN	4.450%		03/03/26	530	565,724
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000%		01/21/44	3,110	3,756,817
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.650%		05/01/18	1,640	1,659,571
Bank of America Corp., Jr. Sub. Notes	6.100%		12/29/49	1,080	1,185,300
Bank of America Corp., Jr. Sub. Notes	6.250%		09/29/49	2,210	2,442,161
BNP Paribas SA (France), Sub. Notes, 144A	4.625%		03/13/27	830	885,429
BPCE SA (France), Sub. Notes, 144A	5.150%		07/21/24	1,490	1,615,615
Citigroup, Inc., Sub. Notes	4.050%		07/30/22	300	312,240
Citigroup, Inc., Sub. Notes	4.400%		06/10/25	4,050	4,274,914
Citigroup, Inc., Sub. Notes	4.450%		09/29/27	6,240	6,606,304
Citigroup, Inc., Sr. Unsec’d. Notes	4.650%		07/30/45	5,048	5,745,482
Citigroup, Inc., Sub. Notes	4.750%		05/18/46	350	385,822
Citigroup, Inc., Sub. Notes	5.300%		05/06/44	556	656,456
Citigroup, Inc., Jr. Sub. Notes(a)	5.350%		04/29/49	1,160	1,186,100
Citigroup, Inc., Sub. Notes	5.500%		09/13/25	6,430	7,243,669
Citigroup, Inc., Jr. Sub. Notes(a)	5.900%		02/15/23	630	670,950
Citigroup, Inc., Jr. Sub. Notes	5.950%		12/31/49	1,510	1,606,263
Citigroup, Inc., Jr. Sub. Notes	5.950%		12/29/49	5,930	6,315,450
Citigroup, Inc., Sub. Notes	6.125%		08/25/36	558	703,092
Citigroup, Inc., Jr. Sub. Notes(a)	6.300%		12/29/49	2,710	2,903,088
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39	309	494,069
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes, MTN, 144A	3.900%		07/12/47	2,610	2,668,100
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes, MTN, 144A	5.000%		10/15/19	870	910,095
Cooperatieve Rabobank UA (Netherlands), Gtd. Notes	4.375%		08/04/25	5,840	6,164,735
Cooperatieve Rabobank UA (Netherlands), Gtd. Notes	4.625%		12/01/23	4,190	4,491,484
Cooperatieve Rabobank UA (Netherlands), Gtd. Notes	5.250%		08/04/45	1,200	1,444,225
Cooperatieve Rabobank UA (Netherlands), Jr. Sub. Notes, 144A	11.000%		12/29/49	3,285	3,670,988
Credit Agricole SA (France), Jr. Sub. Notes, 144A	8.375%		12/13/49	4,290	4,676,100
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	4.550%		04/17/26	350	374,739
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	4.875%		05/15/45	4,950	5,697,650
Goldman Sachs Capital II, Ltd., Gtd. Notes, 3 Month LIBOR + 0.768% (Cap 0.000%, Floor 4.000%)	4.000%	(c)	06/01/43	227	200,668
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.876%		10/31/22	300	299,140
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.900%		07/19/18	300	301,364
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		11/16/26	1,930	1,941,298
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	3.850%		07/08/24	3,220	3,340,000

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	4.000%	03/03/24	2,610	$2,738,249
Goldman Sachs Group, Inc. (The), Sub. Notes	4.250%	10/21/25	4,680	4,891,208
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	4.750%	10/21/45	3,180	3,642,731
Goldman Sachs Group, Inc. (The), Sub. Notes	5.150%	05/22/45	3,380	3,919,599
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%	07/27/21	1,310	1,419,766
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, GMTN	5.375%	03/15/20	5,460	5,789,409
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	6.000%	06/15/20	3,750	4,054,559
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.150%	04/01/18	320	323,368
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%	02/01/41	6,970	9,392,761
HBOS PLC (United Kingdom), Sub. Notes, GMTN, 144A	6.750%	05/21/18	220	223,730
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	3.400%	03/08/21	4,800	4,906,066
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	3.900%	05/25/26	220	228,171
HSBC Holdings PLC (United Kingdom), Sub. Notes	4.250%	03/14/24	1,600	1,671,326
HSBC Holdings PLC (United Kingdom), Sub. Notes	4.250%	08/18/25	4,600	4,770,322
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.300%	03/08/26	340	361,481
HSBC Holdings PLC (United Kingdom), Jr. Sub. Notes	6.375%	12/29/49	2,010	2,140,650
ING Bank NV (Netherlands), Sub. Notes, 144A	5.800%	09/25/23	2,700	3,030,036
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes, 144A	3.125%	07/14/22	1,700	1,687,741
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes, 144A	3.875%	07/14/27	2,390	2,388,882
Intesa Sanpaolo SpA (Italy), Sub. Notes, MTN, 144A	5.017%	06/26/24	5,710	5,846,599
Intesa Sanpaolo SpA (Italy), Sub. Notes, MTN, 144A	5.710%	01/15/26	200	210,697
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%	09/23/22	1,300	1,331,007
JPMorgan Chase & Co., Sub. Notes	3.875%	09/10/24	10	10,431
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%	10/15/20	90	94,367
JPMorgan Chase & Co., Sub. Notes	4.250%	10/01/27	690	733,368
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%	08/15/21	630	668,188
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.400%	07/22/20	1,230	1,292,158
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%	01/24/22	690	738,336
JPMorgan Chase & Co., Sub. Notes	4.950%	06/01/45	3,790	4,404,953
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.574%	11/07/28	500	495,297
Lloyds Banking Group PLC (United Kingdom), Sub. Notes	4.500%	11/04/24	4,800	5,036,574
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.998%	02/22/22	1,180	1,187,496
Nordea Bank AB (Sweden), Sub. Notes, 144A	4.250%	09/21/22	800	839,462
Nordea Bank AB (Sweden), Sub. Notes, 144A	4.875%	05/13/21	3,650	3,871,783
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	5.125%	05/28/24	6,030	6,395,835

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.000%		12/19/23	2,900	$3,194,123
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.125%		12/15/22	1,360	1,490,672
Santander UK Group Holdings PLC (United Kingdom), Sub. Notes, 144A	5.625%		09/15/45	560	674,587
Standard Chartered PLC (United Kingdom), Sub. Notes, 144A	3.950%		01/11/23	250	252,309
Standard Chartered PLC (United Kingdom), Sub. Notes, 144A	5.700%		03/26/44	2,530	3,068,617
State Street Corp., Jr. Sub. Notes	4.956%		03/15/18	5,280	5,310,205
Sumitomo Mitsui Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.058%		07/14/21	1,720	1,685,624
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	3.491%		05/23/23	3,760	3,819,836
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	4.125%		09/24/25	2,100	2,203,853
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	4.253%		03/23/28	4,600	4,846,967
Wachovia Capital Trust III, Ltd., Gtd. Notes, 3 Month LIBOR + 0.930% (Cap 0.000%, Floor 5.570%)	5.570%	(c)	03/15/42	7,420	7,475,650
Wachovia Corp., Gtd. Notes, MTN	5.750%		02/01/18	720	722,232
Wells Fargo & Co., Sr. Unsec’d. Notes	3.000%		10/23/26	5,480	5,371,259
Wells Fargo & Co., Sub. Notes, GMTN	4.300%		07/22/27	7,590	8,081,871
Wells Fargo & Co., Sub. Notes, MTN	4.400%		06/14/46	520	548,413
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	4.600%		04/01/21	5,840	6,206,194
Wells Fargo & Co., Sub. Notes, MTN	4.650%		11/04/44	3,180	3,467,770
Wells Fargo & Co., Sub. Notes, MTN	4.750%		12/07/46	2,050	2,291,160
Wells Fargo & Co., Sub. Notes, GMTN	4.900%		11/17/45	3,660	4,142,327
Wells Fargo & Co., Sub. Notes	5.606%		01/15/44	1,431	1,764,273

					282,110,226

Beverages — 1.0%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	2.650%		02/01/21	2,310	2,321,591
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	3.300%		02/01/23	2,670	2,732,193
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	3.650%		02/01/26	710	732,704
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.900%		02/01/46	4,990	5,783,355
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	2.500%		07/15/22	5,600	5,557,530
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.000%		04/15/20	610	647,257
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.375%		01/15/20	2,880	3,055,131
Constellation Brands, Inc., Gtd. Notes	4.250%		05/01/23	1,270	1,343,482
Cott Holdings, Inc. (Canada), Gtd. Notes, 144A	5.500%		04/01/25	1,140	1,171,350
Diageo Capital PLC (United Kingdom), Gtd. Notes	4.828%		07/15/20	2,580	2,741,717
Molson Coors Brewing Co., Gtd. Notes(a)	3.500%		05/01/22	330	338,945
PepsiCo, Inc., Sr. Unsec’d. Notes	4.000%		03/05/42	610	646,625
Pernod Ricard SA (France), Sr. Unsec’d. Notes, 144A	4.450%		01/15/22	3,660	3,887,756

					30,959,636

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Biotechnology — 0.3%
Amgen, Inc., Sr. Unsec’d. Notes	3.625%	05/22/24	360	$374,036
Amgen, Inc., Sr. Unsec’d. Notes	4.663%	06/15/51	301	336,670
Celgene Corp., Sr. Unsec’d. Notes	3.550%	08/15/22	920	947,627
Celgene Corp., Sr. Unsec’d. Notes	3.875%	08/15/25	2,350	2,432,454
Celgene Corp., Sr. Unsec’d. Notes	5.000%	08/15/45	520	589,987
Celgene Corp., Sr. Unsec’d. Notes	5.250%	08/15/43	130	150,091
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.700%	04/01/24	1,060	1,108,961
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.150%	03/01/47	1,400	1,489,146
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.750%	03/01/46	910	1,052,634

				8,481,606

Chemicals — 0.2%
Equate Petrochemical BV (Kuwait), Gtd. Notes, MTN, 144A	4.250%	11/03/26	1,980	2,014,650
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%	04/15/19	180	184,811
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.750%	04/15/24	780	888,957
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%	11/15/21	980	1,088,587
OCP SA (Morocco), Sr. Unsec’d. Notes, 144A	4.500%	10/22/25	1,620	1,621,157
Westlake Chemical Corp., Gtd. Notes	4.625%	02/15/21	780	799,500
Westlake Chemical Corp., Gtd. Notes	4.875%	05/15/23	250	257,500

				6,855,162

Commercial Services — 0.1%
Ecolab, Inc., Sr. Unsec’d. Notes	4.350%	12/08/21	352	374,672
UBM PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	5.750%	11/03/20	1,850	1,920,791
United Rentals North America, Inc., Gtd. Notes	4.875%	01/15/28	200	201,000
United Rentals North America, Inc., Gtd. Notes	5.500%	07/15/25	610	646,600

				3,143,063

Computers — 0.5%
Apple, Inc., Sr. Unsec’d. Notes	2.000%	11/13/20	1,610	1,599,826
Apple, Inc., Sr. Unsec’d. Notes	2.450%	08/04/26	5,400	5,175,611
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	3.480%	06/01/19	5,000	5,062,637
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	4.420%	06/15/21	4,210	4,386,901

				16,224,975

Diversified Financial Services — 1.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750%	05/15/19	2,760	2,803,681
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Gtd. Notes	4.500%	05/15/21	320	336,070
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Gtd. Notes	4.625%	10/30/20	800	838,625
Ally Financial, Inc., Gtd. Notes	7.500%	09/15/20	2,572	2,848,490
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	2.342%	11/15/20	8,758	8,717,620
HSBC Finance Corp., Sub. Notes	6.676%	01/15/21	1,076	1,196,304
International Lease Finance Corp., Sr. Unsec’d. Notes	8.625%	01/15/22	670	806,902
KKR Group Finance Co. II LLC, Gtd. Notes, 144A	5.500%	02/01/43	260	302,135
Navient Corp., Sr. Unsec’d. Notes, MTN	8.000%	03/25/20	1,920	2,076,000
Quicken Loans, Inc., Gtd. Notes, 144A	5.750%	05/01/25	1,140	1,179,911

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Diversified Financial Services (continued)
Visa, Inc., Sr. Unsec’d. Notes	3.150%	12/14/25	5,130	$5,244,385
Visa, Inc., Sr. Unsec’d. Notes	4.300%	12/14/45	2,710	3,083,791

				29,433,914

Electric — 1.2%
Dominion Energy, Inc., Sr. Unsec’d. Notes	7.000%	06/15/38	670	925,310
Duke Energy Corp., Sr. Unsec’d. Notes	3.950%	08/15/47	110	113,040
Duke Energy Progress LLC, First Mortgage	2.800%	05/15/22	1,490	1,503,906
FirstEnergy Corp., Sr. Unsec’d. Notes	3.900%	07/15/27	2,880	2,950,980
FirstEnergy Corp., Sr. Unsec’d. Notes	4.250%	03/15/23	3,540	3,697,379
FirstEnergy Corp., Sr. Unsec’d. Notes	7.375%	11/15/31	10,860	14,646,889
Majapahit Holding BV (Indonesia), Gtd. Notes	7.750%	01/20/20	330	360,953
Miran Mid-Atlantic Series C Pass-Through Trust, Pass-Through Certificates	10.060%	12/30/28	4,833	4,856,663
Pacific Gas & Electric Co., Sr. Unsec’d. Notes(a)	5.800%	03/01/37	2,770	3,456,722
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	6.050%	03/01/34	2,220	2,798,179
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	8.250%	10/15/18	390	408,086
Progress Energy, Inc., Sr. Unsec’d. Notes	4.400%	01/15/21	1,020	1,069,211

				36,787,318

Engineering & Construction — 0.0%
ABB Finance USA, Inc. (Switzerland), Gtd. Notes	4.375%	05/08/42	320	345,154

Environmental Control — 0.1%
Waste Management, Inc., Gtd. Notes	3.500%	05/15/24	1,290	1,335,645
Waste Management, Inc., Gtd. Notes	4.600%	03/01/21	440	467,243

				1,802,888

Foods — 0.6%
Danone SA (France), Sr. Unsec’d. Notes, 144A	2.077%	11/02/21	2,410	2,357,464
Danone SA (France), Sr. Unsec’d. Notes, 144A	2.589%	11/02/23	3,710	3,618,017
Danone SA (France), Sr. Unsec’d. Notes, 144A	2.947%	11/02/26	470	457,640
Kraft Heinz Foods Co., Gtd. Notes	3.000%	06/01/26	140	134,719
Kraft Heinz Foods Co., Gtd. Notes	3.500%	06/06/22	1,040	1,064,189
Kraft Heinz Foods Co., Gtd. Notes	3.500%	07/15/22	1,700	1,738,678
Kraft Heinz Foods Co., Gtd. Notes	3.950%	07/15/25	590	609,394
Kraft Heinz Foods Co., Gtd. Notes	5.000%	06/04/42	380	407,749
Kraft Heinz Foods Co., Gtd. Notes	5.000%	07/15/35	930	1,015,348
Kraft Heinz Foods Co., Gtd. Notes	5.200%	07/15/45	410	451,008
Kraft Heinz Foods Co., Gtd. Notes	5.375%	02/10/20	1,547	1,639,041
Kroger Co. (The), Sr. Unsec’d. Notes	3.300%	01/15/21	800	815,891
Lamb Weston Holdings, Inc., Gtd. Notes, 144A	4.875%	11/01/26	1,130	1,180,850
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.400%	10/21/18	480	481,363
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.900%	10/21/19	1,310	1,322,180
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	3.375%	10/21/20	70	71,689

				17,365,220

Healthcare-Products — 0.5%
Abbott Laboratories, Sr. Unsec’d. Notes	3.750%	11/30/26	2,010	2,064,001
Abbott Laboratories, Sr. Unsec’d. Notes	4.750%	11/30/36	1,050	1,179,781
Abbott Laboratories, Sr. Unsec’d. Notes	4.900%	11/30/46	1,730	1,983,440
Becton Dickinson & Co., Sr. Unsec’d. Notes	3.363%	06/06/24	2,900	2,908,102
Becton Dickinson & Co., Sr. Unsec’d. Notes	3.734%	12/15/24	776	794,776
Becton Dickinson & Co., Sr. Unsec’d. Notes	4.685%	12/15/44	650	710,772
Medtronic Global Holdings SCA, Gtd. Notes(a)	3.350%	04/01/27	1,270	1,303,108
Medtronic, Inc., Gtd. Notes	3.125%	03/15/22	350	357,708

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Healthcare-Products (continued)
Medtronic, Inc., Gtd. Notes	3.500%	03/15/25	4,530	$4,699,182

				16,000,870

Healthcare-Services — 0.6%
Aetna, Inc., Sr. Unsec’d. Notes	2.800%	06/15/23	470	462,565
Anthem, Inc., Sr. Unsec’d. Notes	2.950%	12/01/22	610	610,255
Anthem, Inc., Sr. Unsec’d. Notes(a)	3.125%	05/15/22	2,550	2,572,528
Anthem, Inc., Sr. Unsec’d. Notes	3.350%	12/01/24	470	476,826
Anthem, Inc., Sr. Unsec’d. Notes	3.650%	12/01/27	1,110	1,131,454
Catholic Health Initiatives, Sec’d. Notes	4.350%	11/01/42	440	424,765
Centene Corp., Sr. Unsec’d. Notes	4.750%	05/15/22	1,000	1,037,500
DaVita, Inc., Gtd. Notes	5.000%	05/01/25	90	89,973
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%	10/15/20	250	257,500
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	5.875%	01/31/22	990	1,089,832
HCA, Inc., Sr. Sec’d. Notes	5.000%	03/15/24	230	239,200
HCA, Inc., Sr. Sec’d. Notes	5.250%	06/15/26	820	869,200
HCA, Inc., Sr. Sec’d. Notes	5.500%	06/15/47	340	339,150
HCA, Inc., Sr. Sec’d. Notes	5.875%	03/15/22	1,720	1,840,400
HCA, Inc., Gtd. Notes	7.500%	02/15/22	1,440	1,620,000
Humana, Inc., Sr. Unsec’d. Notes	3.150%	12/01/22	1,050	1,056,976
Humana, Inc., Sr. Unsec’d. Notes	3.950%	03/15/27	860	890,431
Humana, Inc., Sr. Unsec’d. Notes	4.625%	12/01/42	570	621,942
Humana, Inc., Sr. Unsec’d. Notes	4.800%	03/15/47	100	112,754
Humana, Inc., Sr. Unsec’d. Notes	4.950%	10/01/44	450	518,296
Tenet Healthcare Corp., Sr. Unsec’d. Notes	8.125%	04/01/22	360	366,300
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	1.625%	03/15/19	10	9,946
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.375%	11/15/21	570	587,625
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.750%	07/15/25	190	200,265
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	5.700%	10/15/40	1,500	1,947,049

				19,372,732

Home Builders — 0.1%
Lennar Corp., Gtd. Notes	4.500%	04/30/24	880	902,264
Taylor Morrison Communities, Inc./Taylor Morrison
Holdings II, Inc., Gtd. Notes, 144A	5.250%	04/15/21	1,730	1,764,600

				2,666,864

Household Products/Wares — 0.0%
Spectrum Brands, Inc., Gtd. Notes	5.750%	07/15/25	810	852,525

Housewares — 0.1%
Newell Brands, Inc., Sr. Unsec’d. Notes	3.150%	04/01/21	820	829,174
Newell Brands, Inc., Sr. Unsec’d. Notes	3.850%	04/01/23	1,450	1,500,403
Newell Brands, Inc., Sr. Unsec’d. Notes	4.200%	04/01/26	1,340	1,399,507

				3,729,084

Insurance — 0.4%
American International Group, Inc., Sr. Unsec’d. Notes	3.750%	07/10/25	900	927,921
American International Group, Inc., Jr. Sub. Notes	6.250%	03/15/87	636	693,240
Chubb INA Holdings, Inc., Gtd. Notes	2.300%	11/03/20	570	569,091
Chubb INA Holdings, Inc., Gtd. Notes	3.350%	05/03/26	1,000	1,020,557
MetLife, Inc., Sr. Unsec’d. Notes	4.750%	02/08/21	1,500	1,605,977

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Insurance (continued)
MetLife, Inc., Sr. Unsec’d. Notes	5.875%	02/06/41	1,020	$1,326,074
MetLife, Inc., Jr. Sub. Notes	6.400%	12/15/66	3,610	4,152,619
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900%	09/15/44	2,500	2,859,690
Voya Financial, Inc., Gtd. Notes	2.900%	02/15/18	112	112,109

				13,267,278

Internet — 0.3%
Amazon.com, Inc., Sr. Unsec’d. Notes, 144A	3.150%	08/22/27	2,040	2,043,074
Amazon.com, Inc., Sr. Unsec’d. Notes, 144A	3.875%	08/22/37	1,030	1,092,932
Amazon.com, Inc., Sr. Unsec’d. Notes, 144A	4.050%	08/22/47	1,280	1,379,477
Amazon.com, Inc., Sr. Unsec’d. Notes	4.950%	12/05/44	1,830	2,224,483
Netflix, Inc., Sr. Unsec’d. Notes	5.500%	02/15/22	120	126,150
Netflix, Inc., Sr. Unsec’d. Notes	5.875%	02/15/25	680	722,500

				7,588,616

Iron/Steel — 0.2%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.750%	02/25/22	740	823,250
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	7.500%	10/15/39	460	588,800
Vale Overseas Ltd. (Brazil), Gtd. Notes	6.875%	11/21/36	3,140	3,846,500

				5,258,550

Leisure Time — 0.0%
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A	4.750%	12/15/21	880	910,800

Lodging — 0.1%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes	4.875%	04/01/27	1,450	1,517,063

Machinery-Diversified — 0.0%
John Deere Capital Corp., Sr. Unsec’d. Notes	1.700%	01/15/20	510	505,028
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	2.250%	04/17/19	140	140,168
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	5.350%	04/03/18	600	605,508

				1,250,704

Media — 1.3%
21st Century Fox America, Inc., Gtd. Notes	4.500%	02/15/21	490	517,891
21st Century Fox America, Inc., Gtd. Notes	6.750%	01/09/38	250	341,265
21st Century Fox America, Inc., Gtd. Notes	6.900%	08/15/39	265	374,014
Altice Financing SA (Luxembourg), Sr. Sec’d. Notes, 144A	6.625%	02/15/23	1,945	2,036,610
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%	05/01/27	830	817,550
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.200%	03/15/28	1,520	1,508,706
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.908%	07/23/25	290	308,324
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.484%	10/23/45	500	582,965
Comcast Cable Communications Holdings, Inc., Gtd. Notes	9.455%	11/15/22	80	104,526

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Media (continued)
Comcast Corp., Gtd. Notes	3.375%	08/15/25	1,450	$1,488,112
Comcast Corp., Gtd. Notes	3.969%	11/01/47	37	38,224
Comcast Corp., Gtd. Notes	3.999%	11/01/49	377	386,056
Comcast Corp., Gtd. Notes	4.200%	08/15/34	190	203,013
Comcast Corp., Gtd. Notes	4.250%	01/15/33	530	577,682
Comcast Corp., Gtd. Notes	5.650%	06/15/35	160	199,498
Comcast Corp., Gtd. Notes	5.875%	02/15/18	2,100	2,110,831
DISH DBS Corp., Gtd. Notes	5.875%	11/15/24	4,775	4,649,656
DISH DBS Corp., Gtd. Notes	6.750%	06/01/21	410	430,500
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	4.850%	07/06/27	2,830	2,934,472
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	2,370	2,365,699
NBCUniversal Media LLC, Gtd. Notes	4.375%	04/01/21	660	699,521
SFR Group SA (France), Sr. Sec’d. Notes, 144A	6.000%	05/15/22	3,230	3,270,375
SFR Group SA (France), Sr. Sec’d. Notes, 144A	6.250%	05/15/24	1,200	1,203,000
Time Warner Cable LLC, Sr. Sec’d. Notes	4.125%	02/15/21	1,905	1,961,737
Time Warner Cable LLC, Sr. Sec’d. Notes	5.000%	02/01/20	830	866,194
Time Warner Cable LLC, Sr. Sec’d. Notes	5.875%	11/15/40	1,620	1,757,685
Time Warner Cable LLC, Sr. Sec’d. Notes	7.300%	07/01/38	2,020	2,531,996
Time Warner Cable LLC, Sr. Sec’d. Notes	8.250%	04/01/19	2,180	2,329,956
Time Warner Entertainment Co. LP, Sr. Sec’d. Notes	8.375%	07/15/33	630	866,816
Time Warner, Inc., Gtd. Notes	4.750%	03/29/21	710	755,725
Time Warner, Inc., Gtd. Notes	6.250%	03/29/41	770	950,934
Viacom, Inc., Sr. Unsec’d. Notes	3.875%	04/01/24	570	568,701
Viacom, Inc., Sr. Unsec’d. Notes(a)	4.250%	09/01/23	460	469,654
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.500%	08/15/26	200	205,000

				40,412,888

Mining — 1.1%
Alcoa Nederland Holding BV, Gtd. Notes, 144A	6.750%	09/30/24	1,850	2,016,500
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	3.625%	09/11/24	630	626,982
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	3.750%	04/10/22	2,130	2,164,421
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	4.000%	09/11/27	620	615,858
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	4.750%	04/10/27	1,070	1,119,885
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	5.250%	04/01/42	200	230,580
Barrick North America Finance LLC (Canada), Gtd. Notes	4.400%	05/30/21	243	257,218
Barrick North America Finance LLC (Canada), Gtd. Notes	5.700%	05/30/41	1,270	1,560,508
Barrick North America Finance LLC (Canada), Gtd. Notes	5.750%	05/01/43	260	326,500
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	2.875%	02/24/22	175	177,020
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%	09/30/43	1,600	1,961,674
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A	6.750%	10/19/75	4,980	5,814,598
Freeport-McMoRan, Inc., Gtd. Notes	5.450%	03/15/43	856	854,930
Freeport-McMoRan, Inc., Gtd. Notes	6.875%	02/15/23	1,840	2,005,600
Glencore Funding LLC (Switzerland), Gtd. Notes, 144A(a)	4.000%	03/27/27	7,320	7,349,409

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Mining (continued)
Glencore Funding LLC (Switzerland), Gtd. Notes, 144A	4.125%	05/30/23	280	$289,660
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.250%	11/08/42	5,160	5,763,871
Yamana Gold, Inc. (Canada), Sr. Unsec’d. Notes, 144A	4.625%	12/15/27	1,450	1,457,559

				34,592,773

Miscellaneous Manufacturing — 0.6%
Eaton Corp., Gtd. Notes	2.750%	11/02/22	4,950	4,964,478
Eaton Corp., Gtd. Notes	4.150%	11/02/42	1,690	1,759,776
General Electric Co., Sr. Unsec’d. Notes, MTN	4.375%	09/16/20	682	716,391
General Electric Co., Sr. Unsec’d. Notes	4.500%	03/11/44	600	664,662
General Electric Co., Sr. Unsec’d. Notes, GMTN	4.625%	01/07/21	1,413	1,498,979
General Electric Co., Sr. Unsec’d. Notes, MTN	4.650%	10/17/21	98	105,510
General Electric Co., Sub. Notes, MTN	5.300%	02/11/21	1,051	1,134,861
General Electric Co., Sr. Unsec’d. Notes, MTN	5.875%	01/14/38	540	698,321
General Electric Co., Sr. Unsec’d. Notes, GMTN	6.875%	01/10/39	4,177	6,019,018

				17,561,996

Oil & Gas — 3.6%
Anadarko Finance Co., Gtd. Notes	7.500%	05/01/31	190	243,884
Anadarko Petroleum Corp., Sr. Unsec’d. Notes(a)	4.850%	03/15/21	1,690	1,784,701
Anadarko Petroleum Corp., Sr. Unsec’d. Notes(a)	5.550%	03/15/26	3,140	3,523,029
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%	09/15/36	1,190	1,457,526
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.600%	03/15/46	1,320	1,697,887
Apache Corp., Sr. Unsec’d. Notes	3.250%	04/15/22	1,324	1,334,001
Apache Corp., Sr. Unsec’d. Notes	4.250%	01/15/44	380	368,134
Apache Corp., Sr. Unsec’d. Notes	4.750%	04/15/43	310	318,597
Apache Corp., Sr. Unsec’d. Notes	5.100%	09/01/40	1,990	2,120,116
Apache Corp., Sr. Unsec’d. Notes	6.000%	01/15/37	1,040	1,230,093
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.119%	05/04/26	3,030	3,062,497
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.216%	11/28/23	2,880	2,941,963
BP Capital Markets PLC (United Kingdom), Gtd. Notes(a)	3.506%	03/17/25	620	641,342
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.561%	11/01/21	170	176,700
Chesapeake Energy Corp., Gtd. Notes	5.750%	03/15/23	670	619,750
Chesapeake Energy Corp., Gtd. Notes	6.125%	02/15/21	560	567,000
Chesapeake Energy Corp., Sec’d. Notes, 144A(a)	8.000%	12/15/22	258	278,318
Chevron Corp., Sr. Unsec’d. Notes	2.954%	05/16/26	3,720	3,718,794
CNOOC Finance 2015 USA LLC (China), Gtd. Notes	3.500%	05/05/25	5,940	5,986,968
Concho Resources, Inc., Gtd. Notes	4.375%	01/15/25	840	873,600
Continental Resources, Inc., Sr. Unsec’d. Notes, 144A	4.375%	01/15/28	620	612,064
Continental Resources, Inc., Gtd. Notes(a)	4.500%	04/15/23	330	336,600
Devon Energy Corp., Sr. Unsec’d. Notes(a)	3.250%	05/15/22	3,620	3,682,245
Devon Energy Corp., Sr. Unsec’d. Notes	5.000%	06/15/45	3,920	4,372,942
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%	07/15/41	140	165,014
Devon Energy Corp., Sr. Unsec’d. Notes	5.850%	12/15/25	2,120	2,475,471
Devon Energy Corp., Sr. Unsec’d. Notes	7.950%	04/15/32	640	877,609
Devon Financing Co. LLC, Gtd. Notes	7.875%	09/30/31	20	27,456
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes	5.875%	05/28/45	4,800	4,900,800

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Oil & Gas (continued)
Ensco PLC, Sr. Unsec’d. Notes(a)	8.000%	01/31/24	1,134	$1,136,835
EOG Resources, Inc., Sr. Unsec’d. Notes	4.150%	01/15/26	1,140	1,213,302
Exxon Mobil Corp., Sr. Unsec’d. Notes(a)	3.043%	03/01/26	2,180	2,213,666
Exxon Mobil Corp., Sr. Unsec’d. Notes	4.114%	03/01/46	1,630	1,824,355
Kerr-McGee Corp., Gtd. Notes	7.875%	09/15/31	1,270	1,687,394
MEG Energy Corp. (Canada), Gtd. Notes, 144A	7.000%	03/31/24	300	253,125
Noble Energy, Inc., Sr. Unsec’d. Notes(a)	3.850%	01/15/28	1,500	1,504,585
Noble Energy, Inc., Sr. Unsec’d. Notes	4.950%	08/15/47	730	781,215
Noble Energy, Inc., Sr. Unsec’d. Notes	5.250%	11/15/43	990	1,095,697
Oasis Petroleum, Inc., Gtd. Notes(a)	6.875%	03/15/22	320	328,400
Occidental Petroleum Corp., Sr. Unsec’d. Notes	3.000%	02/15/27	1,200	1,192,983
Occidental Petroleum Corp., Sr. Unsec’d. Notes	3.125%	02/15/22	440	451,090
Occidental Petroleum Corp., Sr. Unsec’d. Notes	3.400%	04/15/26	1,610	1,648,830
Occidental Petroleum Corp., Sr. Unsec’d. Notes	4.100%	02/15/47	1,650	1,753,918
Occidental Petroleum Corp., Sr. Unsec’d. Notes	4.400%	04/15/46	480	531,338
Occidental Petroleum Corp., Sr. Unsec’d. Notes	4.625%	06/15/45	1,570	1,779,782
Petrobras Global Finance BV (Brazil), Gtd. Notes, 144A	5.299%	01/27/25	13,239	13,278,717
Petrobras Global Finance BV (Brazil), Gtd. Notes	6.125%	01/17/22	1,280	1,358,400
Petrobras Global Finance BV (Brazil), Gtd. Notes	6.250%	03/17/24	2,690	2,854,090
Petrobras Global Finance BV (Brazil), Gtd. Notes	7.375%	01/17/27	1,060	1,167,060
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	06/27/44	1,270	1,168,349
Petroleos Mexicanos (Mexico), Gtd. Notes	6.375%	01/23/45	2,740	2,754,659
Petroleos Mexicanos (Mexico), Gtd. Notes	6.625%	06/15/35	310	331,185
Petroleos Mexicanos (Mexico), Gtd. Notes, MTN	6.875%	08/04/26	1,900	2,154,125
QEP Resources, Inc., Sr. Unsec’d. Notes(a)	6.875%	03/01/21	1,440	1,555,200
Range Resources Corp., Gtd. Notes	4.875%	05/15/25	200	193,000
Range Resources Corp., Gtd. Notes	5.875%	07/01/22	100	102,000
Sanchez Energy Corp., Gtd. Notes(a)	6.125%	01/15/23	600	507,000
Sanchez Energy Corp., Gtd. Notes(a)	7.750%	06/15/21	120	112,800
Shell International Finance BV (Netherlands), Gtd. Notes	2.875%	05/10/26	2,730	2,730,023
Shell International Finance BV (Netherlands), Gtd. Notes	4.000%	05/10/46	710	756,186
Shell International Finance BV (Netherlands), Gtd. Notes	4.375%	03/25/20	2,940	3,074,297
Shell International Finance BV (Netherlands), Gtd. Notes	4.375%	05/11/45	2,010	2,259,989
Shell International Finance BV (Netherlands), Gtd. Notes	4.550%	08/12/43	1,010	1,148,762
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	4.375%	04/10/24	2,230	2,365,615
Whiting Petroleum Corp., Gtd. Notes(a)	6.250%	04/01/23	780	800,475

				110,463,548

Oil & Gas Services — 0.2%
Halliburton Co., Sr. Unsec’d. Notes	3.800%	11/15/25	2,690	2,795,626
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	3.000%	12/21/20	2,060	2,086,682
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000%	12/21/25	1,590	1,670,837

				6,553,145

Packaging & Containers — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, 144A	4.625%	05/15/23	930	948,879

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Packaging & Containers (continued)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	6.000%	02/15/25	650	$684,125
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA, Sr. Sec’d. Notes, 144A	5.125%	07/15/23	610	631,350
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer SA, Sr. Sec’d. Notes	6.875%	02/15/21	1,001	1,015,138
WestRock RKT Co., Gtd. Notes	3.500%	03/01/20	590	600,253
WestRock RKT Co., Gtd. Notes	4.000%	03/01/23	370	383,415

				4,263,160

Pharmaceuticals — 0.7%
Allergan Funding SCS, Gtd. Notes	3.450%	03/15/22	1,160	1,178,623
Allergan Funding SCS, Gtd. Notes(a)	3.800%	03/15/25	2,470	2,514,575
Allergan Funding SCS, Gtd. Notes	4.550%	03/15/35	350	370,358
Allergan Funding SCS, Gtd. Notes	4.750%	03/15/45	248	264,010
Cardinal Health, Inc., Sr. Unsec’d. Notes	2.616%	06/15/22	860	845,628
Cardinal Health, Inc., Sr. Unsec’d. Notes	3.079%	06/15/24	1,150	1,132,074
Eli Lilly & Co., Sr. Unsec’d. Notes	3.100%	05/15/27	980	994,739
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	2.850%	05/08/22	2,180	2,212,739
Johnson & Johnson, Sr. Unsec’d. Notes	3.625%	03/03/37	1,340	1,415,684
Merck & Co., Inc., Sr. Unsec’d. Notes	2.750%	02/10/25	1,210	1,205,102
Teva Pharmaceutical Finance Co. BV (Israel), Gtd. Notes	2.950%	12/18/22	620	554,993
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes	1.400%	07/20/18	540	536,405
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes	1.700%	07/19/19	570	553,810
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes	2.200%	07/21/21	300	274,041
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes(a)	2.800%	07/21/23	250	217,703
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes(a)	3.150%	10/01/26	550	454,106
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.375%	03/15/20	177	177,221
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.625%	12/01/21	280	273,700
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.875%	05/15/23	350	324,625
Valeant Pharmaceuticals International, Inc., Sr. Sec’d. Notes, 144A	6.500%	03/15/22	360	378,000
Valeant Pharmaceuticals International, Inc., Sr. Sec’d. Notes, 144A	7.000%	03/15/24	970	1,037,900
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	7.500%	07/15/21	2,540	2,584,450
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	9.000%	12/15/25	1,250	1,302,750

				20,803,236

Pipelines — 0.7%
Cheniere Corpus Christi Holdings LLC, Sr. Sec’d. Notes	5.125%	06/30/27	1,030	1,065,432
Energy Transfer LP/Regency Energy Finance Corp., Gtd. Notes	4.500%	11/01/23	470	485,952

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Pipelines (continued)
Energy Transfer LP/Regency Energy Finance Corp., Gtd. Notes	5.875%	03/01/22	1,430	$1,563,356
Enterprise Products Operating LLC, Gtd. Notes	5.084%	08/01/66	2,700	2,700,000
Kinder Morgan Energy Partners LP, Gtd. Notes	6.850%	02/15/20	690	747,404
Kinder Morgan, Inc., Gtd. Notes, 144A	5.000%	02/15/21	180	190,981
Kinder Morgan, Inc., Gtd. Notes, GMTN	7.750%	01/15/32	880	1,136,391
MPLX LP, Sr. Unsec’d. Notes	4.875%	12/01/24	1,450	1,562,954
MPLX LP, Sr. Unsec’d. Notes	4.875%	06/01/25	1,520	1,629,014
Southern Natural Gas Co. LLC, Sr. Unsec’d. Notes	8.000%	03/01/32	2,150	2,914,848
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec’d. Notes	7.850%	02/01/26	3,380	4,320,211
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	7.500%	01/15/31	1,231	1,504,898
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	7.875%	09/01/21	1,103	1,273,965
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	8.750%	03/15/32	210	277,200

				21,372,606

Real Estate Investment Trusts (REITs) — 0.3%
Iron Mountain, Inc., Gtd. Notes, 144A	4.375%	06/01/21	3,000	3,044,640
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia), Gtd. Notes, 144A	3.750%	09/17/24	5,750	5,930,610

				8,975,250

Retail — 0.6%
1011778 BC ULC/New Red Finance, Inc.
(Canada), Sec’d. Notes, 144A	5.000%	10/15/25	920	926,900
Beacon Escrow Corp., Gtd. Notes, 144A	4.875%	11/01/25	540	542,025
CVS Health Corp., Sr. Unsec’d. Notes	2.750%	12/01/22	6,440	6,343,935
CVS Health Corp., Sr. Unsec’d. Notes	3.875%	07/20/25	876	902,165
CVS Health Corp., Sr. Unsec’d. Notes	5.125%	07/20/45	820	939,797
CVS Pass-Through Trust, Pass-Through Certificates	6.036%	12/10/28	749	832,203
CVS Pass-Through Trust, Pass-Through Certificates	6.943%	01/10/30	660	771,397
Dollar Tree, Inc., Gtd. Notes	5.750%	03/01/23	1,140	1,194,150
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.500%	03/01/27	410	421,654
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700%	01/30/26	2,050	2,136,892
QVC, Inc., Sr. Sec’d. Notes	5.950%	03/15/43	110	110,862
TJX Cos., Inc. (The), Sr. Unsec’d. Notes	2.250%	09/15/26	300	281,533
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes	3.450%	06/01/26	1,780	1,760,162
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	6.200%	04/15/38	340	480,171

				17,643,846

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	3.125%	01/15/25	1,280	1,223,635
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	3.875%	01/15/27	190	186,969
Intel Corp., Sr. Unsec’d. Notes	3.700%	07/29/25	750	791,807
Intel Corp., Sr. Unsec’d. Notes, 144A	3.734%	12/08/47	490	508,836

				2,711,247

Software — 0.6%
First Data Corp., Sr. Sec’d. Notes, 144A	5.000%	01/15/24	2,500	2,571,875
First Data Corp., Gtd. Notes, 144A	7.000%	12/01/23	140	148,050

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Software (continued)
Microsoft Corp., Sr. Unsec’d. Notes	2.400%	08/08/26	6,440	$6,210,513
Microsoft Corp., Sr. Unsec’d. Notes	2.700%	02/12/25	800	798,768
Microsoft Corp., Sr. Unsec’d. Notes	2.875%	02/06/24	3,240	3,286,904
Microsoft Corp., Sr. Unsec’d. Notes	3.300%	02/06/27	4,660	4,806,795
Microsoft Corp., Sr. Unsec’d. Notes	3.450%	08/08/36	130	134,029
Microsoft Corp., Sr. Unsec’d. Notes	3.950%	08/08/56	600	640,435
Microsoft Corp., Sr. Unsec’d. Notes	4.100%	02/06/37	350	390,778

				18,988,147

Telecommunications — 1.4%
America Movil SAB de CV (Mexico), Gtd. Notes	5.000%	03/30/20	1,930	2,034,104
AT&T, Inc., Sr. Unsec’d. Notes	3.000%	02/15/22	910	911,856
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25	4,350	4,276,704
AT&T, Inc., Sr. Unsec’d. Notes	3.900%	08/14/27	2,470	2,486,504
AT&T, Inc., Sr. Unsec’d. Notes	4.250%	03/01/27	520	530,097
AT&T, Inc., Sr. Unsec’d. Notes	4.350%	06/15/45	1,690	1,559,195
AT&T, Inc., Sr. Unsec’d. Notes	4.450%	05/15/21	230	242,602
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	03/09/48	1,603	1,501,981
AT&T, Inc., Sr. Unsec’d. Notes	4.900%	08/14/37	910	921,461
AT&T, Inc., Sr. Unsec’d. Notes	5.500%	02/01/18	1,250	1,253,581
Bharti Airtel Ltd. (India), Sr. Unsec’d. Notes, 144A	4.375%	06/10/25	1,450	1,475,398
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	5.950%	01/15/18	1,050	1,051,405
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.125%	12/15/30	460	687,271
CenturyLink, Inc., Sr. Unsec’d. Notes	6.150%	09/15/19	1,000	1,035,000
CommScope Technologies LLC, Gtd. Notes, 144A	5.000%	03/15/27	730	730,000
Sprint Corp., Gtd. Notes(a)	7.625%	02/15/25	3,710	3,886,225
Sprint Corp., Gtd. Notes	7.875%	09/15/23	1,840	1,959,600
Telefonica Emisiones SAU (Spain), Gtd. Notes	5.134%	04/27/20	1,520	1,609,089
Telefonica Emisiones SAU (Spain), Gtd. Notes	5.213%	03/08/47	820	930,578
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	2.625%	08/15/26	1,850	1,742,495
Verizon Communications, Inc., Sr. Unsec’d. Notes, 144A	3.376%	02/15/25	3,561	3,574,449
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%	11/01/24	240	244,303
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.850%	11/01/42	370	334,685
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	4.125%	03/16/27	5,040	5,255,273
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.522%	09/15/48	470	462,785
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.250%	03/16/37	2,590	2,848,176
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.500%	03/16/47	300	341,824
West Corp., Sr. Sec’d. Notes, 144A	4.750%	07/15/21	400	405,000

				44,291,641

Textiles — 0.1%
Cintas Corp. No. 2, Gtd. Notes	2.900%	04/01/22	1,200	1,210,745
Cintas Corp. No. 2, Gtd. Notes	3.700%	04/01/27	1,300	1,352,682

				2,563,427

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Transportation — 0.0%
United Parcel Service, Inc., Sr. Unsec’d. Notes	2.500%		04/01/23	720	$715,995
United Parcel Service, Inc., Sr. Unsec’d. Notes	3.050%		11/15/27	510	510,037

					1,226,032

Trucking & Leasing — 0.1%
DAE Funding LLC (United Arab Emirates), Gtd. Notes, 144A	4.500%		08/01/22	504	495,180
DAE Funding LLC (United Arab Emirates), Gtd. Notes, 144A	5.000%		08/01/24	490	483,875
Park Aerospace Holdings Ltd. (Ireland), Gtd. Notes, 144A	5.250%		08/15/22	402	399,488
Park Aerospace Holdings Ltd. (Ireland), Gtd. Notes, 144A	5.500%		02/15/24	740	734,450

					2,112,993

TOTAL CORPORATE BONDS (cost $880,740,245)					923,145,794

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 9.6%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 1A1	3.401%	(cc)	09/25/35	323	263,393
Alternative Loan Trust, Series 2005-J4, Class M2, 1 Month LIBOR + 0.640%	2.192%	(c)	07/25/35	5,532	5,380,925
American Home Mortgage Investment Trust, Series 2004-4, Class 1A1, 1 Month LIBOR + 0.680%	2.232%	(c)	02/25/45	3,339	3,336,816
Banc of America Funding Trust, Series 2015-R2, Class 4A1, 1 Month LIBOR + 0.165%, 144A	1.717%	(c)	09/29/36	6,794	6,564,626
Banc of America Mortgage Trust, Series 2003-H, Class 3A1	3.790%	(cc)	09/25/33	169	166,533
Banc of America Mortgage Trust, Series 2005-H, Class 2A1	3.595%	(cc)	09/25/35	95	92,460
Bear Stearns Alt-A Trust, Series 2004-11, Class 1M1, 1 Month LIBOR + 0.900%	2.452%	(c)	11/25/34	11,935	11,871,197
Bear Stearns Alt-A Trust, Series 2004-13, Class A1, 1 Month LIBOR + 0.740%	2.292%	(c)	11/25/34	44	44,270
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A3, 1 Month LIBOR + 1.100%	2.652%	(c)	10/25/33	203	201,114
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-3A, Class A2, 1 Month LIBOR + 0.300%, 144A	1.852%	(c)	08/25/35	689	678,165
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-4A, Class A2, 1 Month LIBOR + 0.580%, 144A	2.053%	(c)	10/25/35	348	339,064
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-1A, Class A2, 1 Month LIBOR + 0.400%, 144A	1.817%	(c)	01/25/36	327	317,070
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-3A, Class A2, 1 Month LIBOR + 0.230%, 144A	1.782%	(c)	07/25/36	370	351,036
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB6, Class A1	3.484%	(cc)	11/20/34	109	110,528
CSMC Trust, Series 2015-2R, Class 3A1, 144A	1.447%	(cc)	04/27/36	6,113	5,917,925
CSMC Trust, Series 2015-2R, Class 7A1, 144A	2.728%	(cc)	08/27/36	5,194	5,313,742

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2006-PR1, Class 5AS4, PO, 144A	5.819%	(cc)	04/15/36	32,793	$7,526,949
Fannie Mae Connecticut Avenue Securities, Series 2013-C01, Class M2, 1 Month LIBOR + 5.250%	6.802%	(c)	10/25/23	9,970	11,573,715
Fannie Mae Connecticut Avenue Securities, Series 2014-C01, Class M2, 1 Month LIBOR + 4.400%	5.952%	(c)	01/25/24	18,640	21,268,059
Fannie Mae Connecticut Avenue Securities, Series 2014-C02, Class 1M2, 1 Month LIBOR + 2.600%	4.152%	(c)	05/25/24	11,420	12,122,815
Fannie Mae Interest Strip, Series 409, Class C1, IO	3.000%		11/25/26	2,421	191,397
Fannie Mae Interest Strip, Series 409, Class C13, IO	3.500%		11/25/41	1,978	343,966
Fannie Mae Interest Strip, Series 409, Class C2, IO	3.000%		04/25/27	2,593	231,820
Fannie Mae Interest Strip, Series 409, Class C22, IO	4.500%		11/25/39	1,896	333,709
Fannie Mae REMICS, Series 2004-38, Class FK, 1 Month LIBOR + 0.350%	1.902%	(c)	05/25/34	525	525,087
Fannie Mae REMICS, Series 2010-110, Class AE	9.750%		11/25/18	138	141,348
Fannie Mae REMICS, Series 2010-123, Class PM	4.000%		07/25/40	7,300	7,627,945
Fannie Mae REMICS, Series 2010-150, Class SK, IO, 1 Month LIBOR x (1) + 6.530%	4.978%	(c)	01/25/41	1,338	232,673
Fannie Mae REMICS, Series 2010-27, Class AS, IO, 1 Month LIBOR x (1) + 6.480%	4.928%	(c)	04/25/40	1,483	278,242
Fannie Mae REMICS, Series 2011-14, Class GD	4.000%		04/25/40	32,846	33,973,999
Fannie Mae REMICS, Series 2011-15, Class AB	9.750%		08/25/19	40	41,245
Fannie Mae REMICS, Series 2011-99, Class KS, IO, 1 Month LIBOR x (1) + 6.700%	5.148%	(c)	10/25/26	1,765	188,277
Fannie Mae REMICS, Series 2012-118, Class CI, IO	3.500%		12/25/39	2,349	265,279
Fannie Mae REMICS, Series 2012-133, Class CS, IO, 1 Month LIBOR x (1) + 6.150%	4.598%	(c)	12/25/42	739	130,839
Fannie Mae REMICS, Series 2012-134, Class MS, IO, 1 Month LIBOR x (1) + 6.150%	4.598%	(c)	12/25/42	951	201,368
Fannie Mae REMICS, Series 2012-28, Class B	6.500%		06/25/39	259	281,144
Fannie Mae REMICS, Series 2012-46, Class BA	6.000%		05/25/42	1,305	1,475,873
Fannie Mae REMICS, Series 2012-51, Class B	7.000%		05/25/42	506	592,849
Fannie Mae REMICS, Series 2012-70, Class YS, IO, 1 Month LIBOR x (1) + 6.650%	5.098%	(c)	02/25/41	208	26,494
Fannie Mae REMICS, Series 2012-74, Class OA, PO	—%	(p)	03/25/42	135	122,826
Fannie Mae REMICS, Series 2012-74, Class SA, IO, 1 Month LIBOR x (1) + 6.650%	5.098%	(c)	03/25/42	1,551	232,785
Fannie Mae REMICS, Series 2012-75, Class AO, PO	—%	(p)	03/25/42	202	184,239
Fannie Mae REMICS, Series 2012-75, Class NS, IO, 1 Month LIBOR x (1) + 6.600%	5.048%	(c)	07/25/42	110	20,665
Fannie Mae REMICS, Series 2013-126, Class CS, IO, 1 Month LIBOR x (1) + 6.150%	4.598%	(c)	09/25/41	5,351	725,592
Fannie Mae REMICS, Series 2013-26, Class HI, IO	3.000%		04/25/32	2,683	220,161
Fannie Mae REMICS, Series 2013-73, Class IA, IO	3.000%		09/25/32	10,652	1,116,681

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Fannie Mae REMICS, Series 2013-9, Class BC	6.500%		07/25/42	1,638	$1,874,626
Fannie Mae REMICS, Series 2013-9, Class CB	5.500%		04/25/42	4,200	4,615,096
Fannie Mae REMICS, Series 2013-9, Class SA, IO, 1 Month LIBOR x (1) + 6.150%	4.598%	(c)	03/25/42	6,541	933,925
Fannie Mae REMICS, Series 2015-55, Class IO, IO	1.574%	(cc)	08/25/55	2,875	147,380
Fannie Mae REMICS, Series 2015-56, Class AS, IO, 1 Month LIBOR x (1) + 6.150%	4.598%	(c)	08/25/45	922	201,187
Freddie Mac Reference REMIC, Series R007, Class ZA	6.000%		05/15/36	2,312	2,569,290
Freddie Mac REMICS, Series 2957, Class ZA	5.000%		03/15/35	4,677	5,043,689
Freddie Mac REMICS, Series 3242, Class SC, IO, 1 Month LIBOR x (1) + 6.290%	4.813%	(c)	11/15/36	469	75,050
Freddie Mac REMICS, Series 3368, Class AI, IO, 1 Month LIBOR x (1) + 6.030%	4.553%	(c)	09/15/37	1,263	183,752
Freddie Mac REMICS, Series 3621, Class SB, IO, 1 Month LIBOR x (1) + 6.230%	4.753%	(c)	01/15/40	249	39,059
Freddie Mac REMICS, Series 3639, Class EY	5.000%		02/15/30	1,896	2,007,818
Freddie Mac REMICS, Series 3768, Class MB	4.000%		12/15/39	8,591	8,937,461
Freddie Mac REMICS, Series 3947, Class SG, IO, 1 Month LIBOR x (1) + 5.950%	4.473%	(c)	10/15/41	5,035	761,404
Freddie Mac REMICS, Series 4054, Class SA, IO, 1 Month LIBOR x (1) + 6.050%	4.573%	(c)	08/15/39	1,190	171,959
Freddie Mac REMICS, Series 4092, Class AI, IO	3.000%		09/15/31	1,189	130,977
Freddie Mac REMICS, Series 4119, Class IN, IO	3.500%		10/15/32	1,535	223,972
Freddie Mac REMICS, Series 4146, Class DI, IO	3.000%		12/15/31	5,773	568,213
Freddie Mac REMICS, Series 4174, Class SA, IO, 1 Month LIBOR x (1) + 6.200%	4.723%	(c)	05/15/39	1,187	133,386
Freddie Mac REMICS, Series 4194, Class BI, IO	3.500%		04/15/43	3,953	614,491
Freddie Mac REMICS, Series 4210, Class Z	3.000%		05/15/43	2,809	2,619,284
Freddie Mac REMICS, Series 4239, Class IO, IO	3.500%		06/15/27	7,459	752,174
Freddie Mac REMICS, Series 4415, Class IO, IO	1.941%	(cc)	04/15/41	2,469	113,520
Freddie Mac Strips, Series 283, Class IO, IO	3.500%		10/15/27	1,159	113,157
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA3, Class M2, 1 Month LIBOR + 2.000%	3.552%	(c)	12/25/28	7,340	7,468,224
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA1, Class M2, 1 Month LIBOR + 3.250%	4.802%	(c)	07/25/29	16,650	17,842,888
Government National Mortgage Assoc., Series 2010-31, Class GS, IO, 1 Month LIBOR x (1) + 6.500%	4.999%	(c)	03/20/39	266	14,129
Government National Mortgage Assoc., Series 2010-42, Class BS, IO, 1 Month LIBOR x (1) + 6.480%	4.979%	(c)	04/20/40	216	32,128
Government National Mortgage Assoc., Series 2010-76, Class CS, IO, 1 Month LIBOR x (1) + 6.550%	5.049%	(c)	06/20/40	3,538	658,426
Government National Mortgage Assoc., Series 2010-85, Class HS, IO, 1 Month LIBOR x (1) + 6.650%	5.149%	(c)	01/20/40	332	36,666
Government National Mortgage Assoc., Series 2010-H02, Class FA, 1 Month LIBOR + 0.680%	2.018%	(c)	02/20/60	4,881	4,901,686
Government National Mortgage Assoc., Series 2010-H11, Class FA, 1 Month LIBOR + 1.000%	2.338%	(c)	06/20/60	6,637	6,742,145

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Government National Mortgage Assoc., Series 2010-H20, Class AF, 1 Month LIBOR + 0.330%	1.573%	(c)	10/20/60	11,336	$11,278,343
Government National Mortgage Assoc., Series 2010-H24, Class FA, 1 Month LIBOR + 0.350%	1.593%	(c)	10/20/60	10,068	10,020,330
Government National Mortgage Assoc., Series 2010-H26, Class LF, 1 Month LIBOR x (1) + 0.350%	1.593%	(c)	08/20/58	700	693,969
Government National Mortgage Assoc., Series 2012-124, Class AS, IO, 1 Month LIBOR x (1) + 6.200%	4.709%	(c)	10/16/42	2,082	370,772
Government National Mortgage Assoc., Series 2012-34, Class SA, IO, 1 Month LIBOR x (1) + 6.050%	4.549%	(c)	03/20/42	2,696	431,162
Government National Mortgage Assoc., Series 2012-43, Class SN, IO, 1 Month LIBOR x (1) + 6.600%	5.109%	(c)	04/16/42	1,425	299,830
Government National Mortgage Assoc., Series 2012-66, Class CI, IO	3.500%		02/20/38	2,209	172,549
Government National Mortgage Assoc., Series 2012-98, Class SA, IO, 1 Month LIBOR x (1) + 6.100%	4.609%	(c)	08/16/42	1,290	218,680
Government National Mortgage Assoc., Series 2013-69, Class AI, IO	3.500%		05/20/43	1,655	270,175
Government National Mortgage Assoc., Series 2014-5, Class SP, IO, 1 Month LIBOR x (1) + 6.150%	4.659%	(c)	06/16/43	2,156	256,525
GreenPoint Mortgage Funding Trust, Series 2005-AR4, Class G41B, 1 Month LIBOR + 0.200%	1.752%	(c)	10/25/45	194	168,037
GreenPoint Mortgage Funding Trust, Series 2006-AR3, Class 3A1, 1 Month LIBOR + 0.230%	1.782%	(c)	04/25/36	139	150,839
GSMPS Mortgage Loan Trust, Series 2004-4, Class 1AF, 1 Month LIBOR + 0.400%, 144A	1.952%	(c)	06/25/34	2,140	1,938,581
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 1 Month LIBOR + 0.350%, 144A	1.902%	(c)	03/25/35	1,040	952,180
GSR Mortgage Loan Trust, Series 2005-8F, Class 2A1	5.500%		11/25/35	242	241,406
HarborView Mortgage Loan Trust, Series 2004-11, Class 3A3, 1 Month LIBOR + 0.760%	2.255%	(c)	01/19/35	191	159,726
IndyMac INDX Mortgage Loan Trust, Series 2006-AR27, Class 2A2, 1 Month LIBOR + 0.200%	1.752%	(c)	10/25/36	1,035	969,090
JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4	3.748%	(cc)	08/25/35	685	688,440
JPMorgan Mortgage Trust, Series 2005-S3, Class 1A1	6.500%		01/25/36	2,340	1,991,132
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1	3.595%	(cc)	04/21/34	653	668,145
MASTR Alternative Loan Trust, Series 2004-10, Class 5A1, 1 Month LIBOR + 0.450%	2.002%	(c)	09/25/34	759	730,518
Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 2A1	3.129%	(cc)	02/25/36	273	272,014
Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 2A	3.599%	(cc)	07/25/34	550	544,905

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 1A1, 1 Month LIBOR + 0.700%	2.252%	(c)	12/25/35	1,290	$1,041,618
NAAC Reperforming Loan REMIC Trust Certificates, Series 2004-R3, Class A1, 144A	6.500%		02/25/35	2,042	2,075,918
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class M1, 1 Month LIBOR + 1.070%	2.622%	(c)	02/25/35	6,501	6,030,581
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 2A	3.950%	(cc)	06/25/36	820	731,317
RAMP Trust, Series 2005-SL1, Class A7	8.000%		05/25/32	124	104,500
RBSGC Mortgage Loan Trust, Series 2007-B, Class 1A4, 1 Month LIBOR + 0.450%	2.002%	(c)	01/25/37	789	560,531
RBSSP Resecuritization Trust, Series 2010-3, Class 4A1, 144A	4.119%	(cc)	12/26/35	132	132,200
Reperforming Loan REMIC Trust, Series 2004-R1, Class 1AF, 1 Month LIBOR + 0.400%, 144A	1.952%	(c)	11/25/34	3,303	2,878,700
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2A2, 1 Month LIBOR + 0.360%	1.912%	(c)	01/25/37	252	188,983
Residential Asset Securitization Trust, Series 2007-A7, Class A3	6.000%		07/25/37	2,002	1,458,117
SACO I Trust, Series 2007-VA1, Class A, 144A	8.996%	(cc)	06/25/21	667	670,797
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M1, 144A^	4.000%	(cc)	08/25/56	7,730	7,551,244
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M2, 144A^	4.000%	(cc)	08/25/56	12,160	11,187,200
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class M2, 144A	4.750%	(cc)	07/25/56	8,140	7,893,950
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 1 Month LIBOR + 0.300%	1.852%	(c)	09/25/34	358	333,228
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-9XS, Class A, 1 Month LIBOR + 0.370%	1.922%	(c)	07/25/34	421	422,776
Structured Asset Securities Corp., Series 2005-RF1, Class A, 1 Month LIBOR + 0.350%, 144A	1.902%	(c)	03/25/35	2,268	2,024,970
Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 1A1	3.655%	(cc)	08/20/35	73	64,679
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR9, Class 1A7	3.324%	(cc)	09/25/33	193	197,069
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1C3, 1 Month LIBOR + 0.490%	2.042%	(c)	10/25/45	3,501	3,443,946
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY4, Class 4A1	3.021%	(cc)	09/25/36	283	255,509
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR4, Class 2A1	3.362%	(cc)	04/25/36	79	72,435

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $287,597,947)					296,481,683

SOVEREIGN BONDS — 6.3%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	2.500%		10/11/22	3,940	3,861,200

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SOVEREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Argentina POM Politica Monetaria (Argentina), Bonds, Argentina Central Bank 7D Repo Reference Rate + 0.000%	28.750%	(c)	06/21/20	ARS	8,370	$482,290
Argentine Bonos del Tesoro (Argentina), Unsec’d. Notes	18.200%		10/03/21	ARS	105,350	5,769,527
Argentine Bonos del Tesoro (Argentina), Bonds	21.200%		09/19/18	ARS	1,722	89,715
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.125%		07/06/36		5,650	6,121,775
Brazil Notas do Tesouro Nacional (Brazil), Notes	10.000%		01/01/27	BRL	4,364	1,301,499
Brazil Notas do Tesouro Nacional (Brazil), Series FNotes	9.762%		01/01/23	BRL	27,638	8,430,560
Brazil Notas do Tesouro Nacional (Brazil), Series FNotes	10.000%		01/01/21	BRL	89,434	27,740,084
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	2.625%		01/05/23		670	645,210
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	5.000%		01/27/45		3,470	3,234,040
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	5.625%		01/07/41		3,850	3,932,775
China Government Bond (China), Sr. Unsec’d. Notes	3.310%		11/30/25	CNY	12,500	1,792,409
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	5.625%		02/26/44		2,850	3,263,250
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	4.875%		05/05/21		1,067	1,137,960
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	5.875%		03/13/20		360	386,450
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	5.250%		01/08/47		1,530	1,730,291
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	3.750%		04/25/22		3,640	3,747,704
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	4.625%		04/15/43		720	748,360
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	5.125%		01/15/45		790	873,189
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	3.750%		04/25/22		270	277,989
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	3.850%		07/18/27		1,180	1,210,291
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	4.750%		07/18/47		400	426,431
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	5.125%		01/15/45		2,520	2,785,364
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	3.500%		01/11/28		410	408,595
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	4.350%		01/11/48		470	476,830
Kuwait International Government Bond (Kuwait), Sr. Unsec’d. Notes, 144A	3.500%		03/20/27		3,960	4,021,824
Mexican Bonos (Mexico), Bonds	6.500%		06/09/22	MXN	531,246	25,862,098
Mexican Bonos (Mexico), Bonds	8.000%		11/07/47	MXN	120,910	6,273,853
Mexican Bonos (Mexico), Sr. Unsec’d. Notes	7.750%		11/23/34	MXN	144,520	7,346,504
Mexican Bonos (Mexico), Sr. Unsec’d. Notes	7.750%		11/13/42	MXN	563,124	28,467,649
Nigeria Government International Bond (Nigeria), Sr. Unsec’d. Notes, MTN, 144A	6.500%		11/28/27		1,140	1,187,907
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	5.625%		11/18/50		2,310	2,963,730
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	6.550%		03/14/37		390	527,475

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	4.000%	01/22/24		5,990	$6,387,616
Provincia de Buenos Airesgentina (Argentina), Sr. Unsec’d. Notes, 144A	6.500%	02/15/23		1,520	1,632,935
Provincia de Buenos Airesgentina (Argentina), Sr. Unsec’d. Notes, 144A	7.875%	06/15/27		1,310	1,453,864
Russian Federal Bond (Russia), Bonds	7.000%	08/16/23	RUB	263,320	4,569,544
Russian Federal Bond (Russia), Bonds	7.050%	01/19/28	RUB	918,422	15,494,835
Russian Federal Bond (Russia), Bonds	7.750%	09/16/26	RUB	79,640	1,413,964
Russian Federal Bond (Russia), Bonds	8.150%	02/03/27	RUB	353,430	6,458,339

TOTAL SOVEREIGN BONDS (cost $219,476,256)					194,935,925

U.S. GOVERNMENT AGENCY OBLIGATIONS — 24.3%
Federal Home Loan Mortgage Corp.	3.000%	01/01/47		8,183	8,210,554
Federal Home Loan Mortgage Corp.	3.000%	01/01/47		3,441	3,447,371
Federal Home Loan Mortgage Corp.	3.000%	01/01/47		2,054	2,060,546
Federal Home Loan Mortgage Corp.	3.000%	01/01/47		1,511	1,513,609
Federal Home Loan Mortgage Corp.	3.000%	TBA		8,400	8,398,684
Federal Home Loan Mortgage Corp.	3.500%	10/01/42		2,640	2,719,913
Federal Home Loan Mortgage Corp.	3.500%	11/01/42		53	54,410
Federal Home Loan Mortgage Corp.	3.500%	03/01/43		3,139	3,234,034
Federal Home Loan Mortgage Corp.	3.500%	02/01/44		1,165	1,199,910
Federal Home Loan Mortgage Corp.	3.500%	TBA		27,700	28,445,889
Federal Home Loan Mortgage Corp.	4.000%	03/01/42		1,566	1,644,557
Federal Home Loan Mortgage Corp.	4.000%	10/01/42		4,154	4,380,918
Federal Home Loan Mortgage Corp.	4.000%	04/01/43		1,713	1,806,896
Federal Home Loan Mortgage Corp.	4.000%	05/01/43		129	137,673
Federal Home Loan Mortgage Corp.	4.000%	06/01/43		216	228,584
Federal Home Loan Mortgage Corp.	4.000%	06/01/43		141	150,540
Federal Home Loan Mortgage Corp.	4.000%	06/01/43		128	135,527
Federal Home Loan Mortgage Corp.	4.000%	06/01/43		117	124,018
Federal Home Loan Mortgage Corp.	4.000%	06/01/43		115	121,261
Federal Home Loan Mortgage Corp.	4.000%	07/01/43		705	751,117
Federal Home Loan Mortgage Corp.	4.000%	07/01/43		697	739,337
Federal Home Loan Mortgage Corp.	4.000%	08/01/43		965	1,018,094
Federal Home Loan Mortgage Corp.	4.000%	03/01/44		1,933	2,023,097
Federal Home Loan Mortgage Corp.	4.000%	07/01/44		627	655,865
Federal Home Loan Mortgage Corp.	4.000%	02/01/45		1,709	1,787,224
Federal Home Loan Mortgage Corp.	4.000%	05/01/45		299	313,064
Federal Home Loan Mortgage Corp.	4.000%	01/01/46		2,186	2,286,035
Federal Home Loan Mortgage Corp.	4.000%	03/01/46		1,851	1,936,117
Federal Home Loan Mortgage Corp.	4.000%	05/01/46		2,216	2,317,778
Federal Home Loan Mortgage Corp.	4.000%	07/01/46		2,150	2,248,618
Federal Home Loan Mortgage Corp.	4.000%	07/01/47		6,752	7,065,474
Federal Home Loan Mortgage Corp.	4.000%	12/01/47		12,170	12,742,312
Federal Home Loan Mortgage Corp.	4.000%	TBA		25,800	26,979,140
Federal Home Loan Mortgage Corp.	4.500%	09/01/23		186	197,949
Federal Home Loan Mortgage Corp.	4.500%	08/01/24		184	195,309
Federal Home Loan Mortgage Corp.	4.500%	12/01/43		2,160	2,324,305
Federal Home Loan Mortgage Corp.	4.500%	03/01/44		2,228	2,395,715
Federal Home Loan Mortgage Corp.	4.500%	04/01/44		5,985	6,484,719
Federal Home Loan Mortgage Corp.	4.500%	04/01/44		1,409	1,530,276
Federal Home Loan Mortgage Corp.	4.500%	04/01/44		1,391	1,498,041
Federal Home Loan Mortgage Corp.	4.500%	04/01/44		1,025	1,098,672
Federal Home Loan Mortgage Corp.	4.500%	04/01/44		1,020	1,097,512
Federal Home Loan Mortgage Corp.	4.500%	04/01/44		989	1,062,194
Federal Home Loan Mortgage Corp.	4.500%	04/01/44		901	970,029
Federal Home Loan Mortgage Corp.	4.500%	04/01/44		635	680,193

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Federal Home Loan Mortgage Corp.	4.500%		04/01/44	198	$210,353
Federal Home Loan Mortgage Corp.	4.500%		09/01/46	752	799,127
Federal Home Loan Mortgage Corp.	4.500%		02/01/47	242	257,565
Federal Home Loan Mortgage Corp.	4.500%		03/01/47	180	190,882
Federal Home Loan Mortgage Corp.	4.500%		05/01/47	4,687	4,981,083
Federal Home Loan Mortgage Corp.	4.500%		05/01/47	619	658,452
Federal Home Loan Mortgage Corp.	5.000%		03/01/38	498	542,528
Federal Home Loan Mortgage Corp.	5.000%		06/01/41	308	335,484
Federal Home Loan Mortgage Corp.	5.500%		12/01/38	932	1,030,579
Federal Home Loan Mortgage Corp.	5.500%		12/01/38	395	439,386
Federal Home Loan Mortgage Corp.	6.500%		09/01/39	954	1,057,204
Federal Home Loan Mortgage Corp.	6.500%		09/01/39	331	371,479
Federal Home Loan Mortgage Corp.	7.000%		03/01/39	351	392,328
Federal National Mortgage Assoc.	2.500%		01/01/28	1,579	1,586,696
Federal National Mortgage Assoc.	2.500%		02/01/28	732	735,235
Federal National Mortgage Assoc.	2.500%		10/01/42	1,731	1,678,887
Federal National Mortgage Assoc.	2.589%	(s)	10/09/19	18,560	17,875,163
Federal National Mortgage Assoc.	2.940%		07/01/27	3,600	3,607,787
Federal National Mortgage Assoc.	3.000%		09/01/42	9,996	10,049,533
Federal National Mortgage Assoc.	3.000%		09/01/42	4,790	4,815,740
Federal National Mortgage Assoc.	3.000%		12/01/42	77	77,518
Federal National Mortgage Assoc.	3.000%		12/01/42	63	62,925
Federal National Mortgage Assoc.	3.000%		01/01/43	1,060	1,062,998
Federal National Mortgage Assoc.	3.000%		01/01/43	803	804,797
Federal National Mortgage Assoc.	3.000%		01/01/43	343	344,047
Federal National Mortgage Assoc.	3.000%		01/01/43	176	176,589
Federal National Mortgage Assoc.	3.000%		01/01/43	138	138,822
Federal National Mortgage Assoc.	3.000%		01/01/43	63	63,201
Federal National Mortgage Assoc.	3.000%		01/01/43	54	54,588
Federal National Mortgage Assoc.	3.000%		02/01/43	139	139,199
Federal National Mortgage Assoc.	3.000%		11/01/46	9,297	9,301,465
Federal National Mortgage Assoc.	3.000%		12/01/46	3,306	3,317,100
Federal National Mortgage Assoc.	3.000%		01/01/47	6,625	6,640,709
Federal National Mortgage Assoc.	3.000%		01/01/47	2,085	2,089,707
Federal National Mortgage Assoc.	3.000%		02/01/47	7,544	7,569,312
Federal National Mortgage Assoc.	3.000%		TBA	12,300	12,300,000
Federal National Mortgage Assoc.	3.000%		TBA	17,800	18,130,274
Federal National Mortgage Assoc.	3.500%		09/01/42	1,599	1,648,345
Federal National Mortgage Assoc.	3.500%		01/01/43	7,758	7,986,926
Federal National Mortgage Assoc.	3.500%		04/01/43	3,295	3,403,190
Federal National Mortgage Assoc.	3.500%		12/01/45	8,615	8,849,780
Federal National Mortgage Assoc.	3.500%		12/01/45	1,268	1,308,636
Federal National Mortgage Assoc.	3.500%		01/01/46	1,283	1,323,726
Federal National Mortgage Assoc.	3.500%		01/01/46	1,280	1,321,873
Federal National Mortgage Assoc.	3.500%		03/01/57	19,459	19,953,698
Federal National Mortgage Assoc.	3.500%		TBA	74,600	76,593,222
Federal National Mortgage Assoc.	4.000%		04/01/42	199	209,510
Federal National Mortgage Assoc.	4.000%		10/01/42	2,148	2,263,541
Federal National Mortgage Assoc.	4.000%		11/01/42	3,754	3,955,341
Federal National Mortgage Assoc.	4.000%		12/01/42	1,430	1,502,341
Federal National Mortgage Assoc.	4.000%		12/01/42	244	261,739
Federal National Mortgage Assoc.	4.000%		12/01/42	152	163,549
Federal National Mortgage Assoc.	4.000%		04/01/43	243	258,018
Federal National Mortgage Assoc.	4.000%		06/01/43	784	826,892
Federal National Mortgage Assoc.	4.000%		06/01/43	605	640,776
Federal National Mortgage Assoc.	4.000%		06/01/43	347	366,914
Federal National Mortgage Assoc.	4.000%		06/01/43	316	333,672
Federal National Mortgage Assoc.	4.000%		06/01/43	297	314,943
Federal National Mortgage Assoc.	4.000%		06/01/43	275	292,042

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	4.000%	06/01/43	230	$243,337
Federal National Mortgage Assoc.	4.000%	06/01/43	184	195,349
Federal National Mortgage Assoc.	4.000%	06/01/43	178	187,884
Federal National Mortgage Assoc.	4.000%	06/01/43	130	137,704
Federal National Mortgage Assoc.	4.000%	06/01/43	127	134,618
Federal National Mortgage Assoc.	4.000%	06/01/43	108	113,839
Federal National Mortgage Assoc.	4.000%	06/01/43	69	72,886
Federal National Mortgage Assoc.	4.000%	06/01/43	54	57,033
Federal National Mortgage Assoc.	4.000%	07/01/43	1,077	1,137,739
Federal National Mortgage Assoc.	4.000%	07/01/43	890	943,802
Federal National Mortgage Assoc.	4.000%	07/01/43	641	674,738
Federal National Mortgage Assoc.	4.000%	07/01/43	68	72,326
Federal National Mortgage Assoc.	4.000%	01/01/45	2,138	2,260,900
Federal National Mortgage Assoc.	4.000%	04/01/47	7,257	7,638,843
Federal National Mortgage Assoc.	4.000%	05/01/47	1,441	1,516,981
Federal National Mortgage Assoc.	4.000%	08/01/47	16,047	16,796,605
Federal National Mortgage Assoc.	4.000%	02/01/56	13,781	14,576,002
Federal National Mortgage Assoc.	4.000%	TBA	10,600	11,084,832
Federal National Mortgage Assoc.	4.500%	04/01/31	540	576,726
Federal National Mortgage Assoc.	4.500%	05/01/31	1,744	1,861,347
Federal National Mortgage Assoc.	4.500%	06/01/31	586	625,348
Federal National Mortgage Assoc.	4.500%	11/01/31	745	795,241
Federal National Mortgage Assoc.	4.500%	12/01/31	876	935,394
Federal National Mortgage Assoc.	4.500%	12/01/31	177	189,161
Federal National Mortgage Assoc.	4.500%	12/01/39	5	4,917
Federal National Mortgage Assoc.	4.500%	09/01/41	689	738,182
Federal National Mortgage Assoc.	4.500%	10/01/41	879	937,568
Federal National Mortgage Assoc.	4.500%	10/01/41	448	478,073
Federal National Mortgage Assoc.	4.500%	10/01/41	292	312,848
Federal National Mortgage Assoc.	4.500%	09/01/42	109	116,476
Federal National Mortgage Assoc.	4.500%	09/01/43	998	1,069,152
Federal National Mortgage Assoc.	4.500%	09/01/43	138	147,057
Federal National Mortgage Assoc.	4.500%	09/01/43	86	92,189
Federal National Mortgage Assoc.	4.500%	10/01/43	903	966,626
Federal National Mortgage Assoc.	4.500%	10/01/43	821	874,030
Federal National Mortgage Assoc.	4.500%	10/01/43	199	212,054
Federal National Mortgage Assoc.	4.500%	10/01/43	147	156,502
Federal National Mortgage Assoc.	4.500%	10/01/43	59	63,399
Federal National Mortgage Assoc.	4.500%	10/01/43	6	6,599
Federal National Mortgage Assoc.	4.500%	11/01/43	650	696,207
Federal National Mortgage Assoc.	4.500%	11/01/43	332	353,161
Federal National Mortgage Assoc.	4.500%	11/01/43	181	193,247
Federal National Mortgage Assoc.	4.500%	12/01/43	767	820,785
Federal National Mortgage Assoc.	4.500%	12/01/43	561	598,084
Federal National Mortgage Assoc.	4.500%	12/01/43	13	14,262
Federal National Mortgage Assoc.	4.500%	01/01/44	3,376	3,661,155
Federal National Mortgage Assoc.	4.500%	01/01/44	531	568,612
Federal National Mortgage Assoc.	4.500%	01/01/44	514	553,972
Federal National Mortgage Assoc.	4.500%	01/01/44	475	515,052
Federal National Mortgage Assoc.	4.500%	01/01/44	406	432,640
Federal National Mortgage Assoc.	4.500%	02/01/44	1,709	1,853,171
Federal National Mortgage Assoc.	4.500%	02/01/44	951	1,031,379
Federal National Mortgage Assoc.	4.500%	02/01/44	362	385,648
Federal National Mortgage Assoc.	4.500%	02/01/44	251	267,748
Federal National Mortgage Assoc.	4.500%	02/01/44	212	226,261
Federal National Mortgage Assoc.	4.500%	02/01/44	73	77,608
Federal National Mortgage Assoc.	4.500%	03/01/44	386	411,569
Federal National Mortgage Assoc.	4.500%	03/01/44	145	155,017
Federal National Mortgage Assoc.	4.500%	04/01/44	1,201	1,305,125

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	4.500%	04/01/44	1,107	$1,191,970
Federal National Mortgage Assoc.	4.500%	04/01/44	917	995,160
Federal National Mortgage Assoc.	4.500%	04/01/44	579	625,273
Federal National Mortgage Assoc.	4.500%	04/01/44	562	607,500
Federal National Mortgage Assoc.	4.500%	04/01/44	94	99,590
Federal National Mortgage Assoc.	4.500%	04/01/44	91	96,557
Federal National Mortgage Assoc.	4.500%	04/01/44	32	34,316
Federal National Mortgage Assoc.	4.500%	05/01/44	3,939	4,198,491
Federal National Mortgage Assoc.	4.500%	05/01/44	1,465	1,560,767
Federal National Mortgage Assoc.	4.500%	05/01/44	277	295,126
Federal National Mortgage Assoc.	4.500%	05/01/44	223	237,868
Federal National Mortgage Assoc.	4.500%	05/01/44	50	53,011
Federal National Mortgage Assoc.	4.500%	06/01/44	194	207,130
Federal National Mortgage Assoc.	4.500%	07/01/44	1,033	1,116,891
Federal National Mortgage Assoc.	4.500%	08/01/44	64	67,884
Federal National Mortgage Assoc.	4.500%	10/01/44	5,882	6,347,961
Federal National Mortgage Assoc.	4.500%	01/01/45	276	300,029
Federal National Mortgage Assoc.	4.500%	04/01/56	3,891	4,184,760
Federal National Mortgage Assoc.	5.000%	07/01/33	243	263,838
Federal National Mortgage Assoc.	5.000%	09/01/33	284	308,170
Federal National Mortgage Assoc.	5.000%	10/01/35	813	883,506
Federal National Mortgage Assoc.	5.000%	08/01/38	3,974	4,315,527
Federal National Mortgage Assoc.	5.000%	01/01/39	21	22,384
Federal National Mortgage Assoc.	5.000%	12/01/39	19	20,594
Federal National Mortgage Assoc.	5.000%	05/01/40	34	37,091
Federal National Mortgage Assoc.	5.000%	05/01/40	32	35,031
Federal National Mortgage Assoc.	5.000%	06/01/40	147	160,629
Federal National Mortgage Assoc.	5.000%	07/01/40	40	43,245
Federal National Mortgage Assoc.	5.000%	11/01/40	1,296	1,407,175
Federal National Mortgage Assoc.	5.000%	01/01/41	123	134,735
Federal National Mortgage Assoc.	5.000%	02/01/41	49	52,500
Federal National Mortgage Assoc.	5.000%	04/01/41	199	217,549
Federal National Mortgage Assoc.	5.000%	05/01/41	1,709	1,867,407
Federal National Mortgage Assoc.	5.000%	05/01/41	562	614,679
Federal National Mortgage Assoc.	5.000%	05/01/41	395	431,284
Federal National Mortgage Assoc.	5.000%	05/01/41	343	375,029
Federal National Mortgage Assoc.	5.000%	05/01/41	299	327,035
Federal National Mortgage Assoc.	5.000%	06/01/41	285	309,885
Federal National Mortgage Assoc.	5.000%	11/01/46	8,341	9,030,494
Federal National Mortgage Assoc.	5.000%	TBA	200	214,957
Federal National Mortgage Assoc.	5.500%	11/01/28	48	52,250
Federal National Mortgage Assoc.	5.500%	03/01/37	16	17,512
Federal National Mortgage Assoc.	5.500%	04/01/37	6	7,036
Federal National Mortgage Assoc.	5.500%	05/01/37	464	512,911
Federal National Mortgage Assoc.	5.500%	03/01/38	23	25,522
Federal National Mortgage Assoc.	5.500%	06/01/38	341	373,260
Federal National Mortgage Assoc.	5.500%	08/01/38	608	673,093
Federal National Mortgage Assoc.	5.500%	05/01/40	40	43,634
Federal National Mortgage Assoc.	5.500%	09/01/56	6,412	7,122,226
Federal National Mortgage Assoc.	6.000%	04/01/33	138	156,915
Federal National Mortgage Assoc.	6.000%	02/01/34	25	28,532
Federal National Mortgage Assoc.	6.000%	11/01/35	294	334,579
Federal National Mortgage Assoc.	6.000%	08/01/37	586	666,423
Federal National Mortgage Assoc.	6.000%	08/01/37	31	35,465
Federal National Mortgage Assoc.	6.000%	09/01/37	196	219,449
Federal National Mortgage Assoc.	6.500%	05/01/40	5,799	6,500,400
Federal National Mortgage Assoc.	6.625%	11/15/30	13,100	18,422,609
Federal National Mortgage Assoc.	7.000%	04/01/37	339	394,823
Federal National Mortgage Assoc.	7.000%	02/01/39	1,305	1,482,550

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	7.000%		02/01/39	750	$848,648
Financing Corp., Series 12P, Debs.	3.540%	(s)	12/06/18	3,500	3,439,864
Financing Corp., Series E-P, Debs.	3.716%	(s)	11/02/18	5,800	5,710,590
Financing Corp., Series 1P, Debs.	4.463%	(s)	05/11/18	1,670	1,660,084
Government National Mortgage Assoc.	2.927%	(cc)	11/20/60	3,879	4,032,936
Government National Mortgage Assoc.	2.967%	(cc)	07/20/60	3,200	3,349,628
Government National Mortgage Assoc.	3.000%		11/20/47	18,454	18,639,149
Government National Mortgage Assoc.	3.000%		TBA	39,100	39,454,344
Government National Mortgage Assoc.	3.007%	(cc)	09/20/60	3,990	4,186,664
Government National Mortgage Assoc.	3.500%		10/20/47	3,688	3,821,566
Government National Mortgage Assoc.	3.500%		10/20/47	2,984	3,092,308
Government National Mortgage Assoc.	3.500%		11/20/47	599	619,530
Government National Mortgage Assoc.	3.500%		TBA	38,500	39,799,375
Government National Mortgage Assoc.	3.632%	(cc)	04/20/60	4,796	5,077,893
Government National Mortgage Assoc.	4.000%		08/20/47	14,983	15,691,237
Government National Mortgage Assoc.	4.000%		TBA	18,900	19,701,774
Government National Mortgage Assoc.	4.500%		01/20/40	952	1,009,431
Government National Mortgage Assoc.	4.500%		05/20/40	1,231	1,305,201
Government National Mortgage Assoc.	4.500%		09/20/40	20	21,133
Government National Mortgage Assoc.	4.500%		01/20/41	201	213,414
Government National Mortgage Assoc.	4.500%		07/20/41	1,403	1,486,084
Government National Mortgage Assoc.	5.000%		04/15/40	6,855	7,419,598
Government National Mortgage Assoc.	5.000%		05/15/40	377	409,217
Government National Mortgage Assoc.	5.000%		07/20/40	927	1,016,570
Government National Mortgage Assoc.	5.000%		07/20/40	97	105,813
Government National Mortgage Assoc.	5.000%		09/20/40	520	569,500
Government National Mortgage Assoc.	5.000%		11/20/40	392	427,899
Government National Mortgage Assoc.	5.500%		06/15/36	739	820,582
Government National Mortgage Assoc.	6.000%		08/20/40	70	79,376
Government National Mortgage Assoc.	6.000%		01/20/41	38	42,219
Government National Mortgage Assoc.	6.000%		04/20/41	6	6,511
Government National Mortgage Assoc.	6.000%		06/20/41	185	207,711
Government National Mortgage Assoc.	6.000%		07/20/41	81	89,822
Government National Mortgage Assoc.	6.000%		12/20/41	44	49,313
Government National Mortgage Assoc.	6.000%		02/20/42	43	48,617
Government National Mortgage Assoc.	6.500%		10/20/37	649	769,651

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $744,998,162)					746,790,975

U.S. TREASURY OBLIGATIONS — 15.5%
U.S. Treasury Bonds	2.500%		02/15/45	10,920	10,410,258
U.S. Treasury Bonds	2.750%		08/15/47	19,540	19,564,425
U.S. Treasury Bonds	3.000%		05/15/45	59,220	62,192,566
U.S. Treasury Bonds	3.000%		02/15/47	50,380	52,983,623
U.S. Treasury Bonds	3.000%		05/15/47	7,408	7,788,528
U.S. Treasury Bonds	3.750%		11/15/43	157,480	187,641,111
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/22	43,760	44,074,069
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		07/15/26	32,350	32,529,026
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%		07/15/25	2,070	2,156,525
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%		02/15/42	5,230	5,765,108
U.S. Treasury Inflation Indexed Bonds, TIPS	0.875%		02/15/47	4,780	5,075,898
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125%		02/15/40	3,910	5,806,664
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125%		02/15/41	2,370	3,497,877
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375%		01/15/25	11,910	17,761,301
U.S. Treasury Notes	1.500%		08/31/18	1,970	1,967,538
U.S. Treasury Notes	2.000%		05/31/24	3,250	3,189,316
U.S. Treasury Notes	2.000%		06/30/24	2,560	2,511,000
U.S. Treasury Notes	2.125%		07/31/24	4,960	4,901,100

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. Treasury Notes	2.250%	12/31/24	2,990	$2,973,882
U.S. Treasury Notes(a)	2.250%	11/15/27	2,380	2,346,438

TOTAL U.S. TREASURY OBLIGATIONS (cost $465,692,610)				475,136,253

			Shares
PREFERRED STOCK — 0.0%
Banks
Citigroup Capital XIII, 7.750% (cost $918,183)			34,700	953,556

TOTAL LONG-TERM INVESTMENTS (cost $3,074,561,164)				3,105,559,359

SHORT-TERM INVESTMENTS —9.1%
AFFILIATED MUTUAL FUNDS — 9.0%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)			240,643,182	240,643,182
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $37,298,749; includes $37,260,095 of cash collateral for securities on loan)(b)(w)			37,296,055	37,296,055

TOTAL AFFILIATED MUTUAL FUNDS (cost $277,941,931)				277,939,237

OPTIONS PURCHASED~* — 0.1% (cost $1,854,145)				2,376,997

TOTAL SHORT-TERM INVESTMENTS (cost $279,796,076)				280,316,234

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 110.2% (cost $3,354,357,240)				3,385,875,593

OPTIONS WRITTEN~* — (0.0)% (premiums received $1,085,233)				(808,327)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 110.2% (cost $3,353,272,007)				3,385,067,266
LIABILITIES IN EXCESS OF OTHER ASSETS(Z) — (10.2)%				(314,270,400)

NET ASSETS — 100.0%				$3,070,796,866

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $26,024,065 and 0.8% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $36,498,154; cash collateral of $37,260,095 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(p)	Interest rate not available as of December 31, 2017.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in total investments, net of options written, at market value:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
5 Year U.S. Treasury Notes Futures	Call	01/26/18	$116.25	70		70	$14,766
10 Year U.S. Treasury Notes Futures	Call	01/05/18	$123.75	27		27	10,547
20 Year U.S. Treasury Bonds Futures	Call	01/26/18	$151.00	130		130	327,031
Canadian Dollar Futures	Call	01/05/18	78.50	23		23	32,660
Canadian Dollar Futures	Call	01/05/18	79.00	46		46	43,240
Canadian Dollar Futures	Call	01/05/18	80.00	23		23	5,750
Euro Futures	Call	01/05/18	1.17	46		5,750	215,625
Euro Futures	Call	02/09/18	1.19	22		2,750	59,400
Japanese Yen Futures	Call	01/05/18	89.00	22		28	9,625
Japanese Yen Futures	Call	01/05/18	89.50	45		56	7,313
5 Year U.S. Treasury Notes Futures	Put	02/23/18	$109.50	500		500	—
5 Year U.S. Treasury Notes Futures	Put	02/23/18	$111.50	150		150	1,172
5 Year U.S. Treasury Notes Futures	Put	02/23/18	$112.25	3,482		3,482	27,205
5 Year U.S. Treasury Notes Futures	Put	02/23/18	$113.00	500		500	3,906
10 Year Euro Bund Futures	Put	01/26/18	161.00	40	EUR	40	21,117
20 Year U.S. Treasury Bonds Futures	Put	01/26/18	$152.00	71		71	59,906
20 Year U.S. Treasury Bonds Futures	Put	01/26/18	$153.00	1,215		1,215	1,537,734

Total Options Purchased							$2,376,997

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
5 Year U.S. Treasury Notes Futures	Call	01/26/18	$116.75	455	455	$(31,992)
5 Year U.S. Treasury Notes Futures	Call	02/23/18	$117.25	12	12	(938)
10 Year U.S. Treasury Notes Futures	Call	01/26/18	$124.00	53	53	(24,844)
10 Year U.S. Treasury Notes Futures	Call	01/26/18	$125.00	337	337	(42,125)
10 Year U.S. Treasury Notes Futures	Call	02/23/18	$125.00	183	183	(57,188)
10 Year U.S. Treasury Notes Futures	Call	01/26/18	$125.50	54	54	(3,375)
10 Year U.S. Treasury Notes Futures	Call	01/26/18	$126.00	81	81	(3,797)
10 Year U.S. Treasury Notes Futures	Call	02/23/18	$126.50	54	54	(5,063)

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
20 Year U.S. Treasury Bonds Futures	Call	01/26/18	$153.00	273	273	$(328,453)
20 Year U.S. Treasury Bonds Futures	Call	01/26/18	$154.00	78	78	(60,938)
20 Year U.S. Treasury Bonds Futures	Call	01/26/18	$155.00	54	54	(25,313)
20 Year U.S. Treasury Bonds Futures	Call	02/23/18	$155.00	14	14	(13,344)
Euro Futures	Call	01/05/18	1.19	1	125	(2,225)
5 Year U.S. Treasury Notes Futures	Put	01/26/18	$115.75	226	226	(21,187)
5 Year U.S. Treasury Notes Futures	Put	01/26/18	$116.00	140	140	(25,155)
10 Year U.S. Treasury Notes Futures	Put	02/23/18	$122.00	54	54	(6,749)
10 Year U.S. Treasury Notes Futures	Put	01/26/18	$123.00	81	81	(10,125)
10 Year U.S. Treasury Notes Futures	Put	01/26/18	$123.50	60	60	(14,063)
10 Year U.S. Treasury Notes Futures	Put	01/26/18	$124.00	121	121	(51,047)
20 Year U.S. Treasury Bonds Futures	Put	01/26/18	$149.00	186	186	(29,062)
20 Year U.S. Treasury Bonds Futures	Put	01/26/18	$150.00	28	28	(8,313)
20 Year U.S. Treasury Bonds Futures	Put	01/26/18	$151.00	81	81	(43,031)

Total Options Written						$(808,327)

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
56	90 Day Euro Dollar	Mar. 2020	$13,677,300	$13,672,400	$(4,900)
202	90 Day Euro Dollar	Mar. 2021	49,286,738	49,290,526	3,788
1,222	2 Year U.S. Treasury Notes	Mar. 2018	262,057,656	261,641,657	(415,999)
40	5 Year Euro-Bobl	Mar. 2018	6,350,199	6,316,471	(33,728)
11,698	5 Year U.S. Treasury Notes	Mar. 2018	1,364,621,873	1,358,887,209	(5,734,664)
1,714	10 Year U.S. Treasury Notes	Mar. 2018	212,709,992	212,616,344	(93,648)
1,508	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	250,265,122	252,825,625	2,560,503
948	Canadian Dollar Currency	Mar. 2018	73,855,422	75,745,200	1,889,778
426	Euro Currency	Mar. 2018	63,200,620	64,302,038	1,101,418
292	Euro-BTP Italian Government Bond	Mar. 2018	48,503,420	47,697,351	(806,069)
2,950	Mexican Peso	Mar. 2018	75,819,909	73,868,000	(1,951,909)

					(3,485,430)

Short Positions:
2,801	90 Day Euro Dollar	Mar. 2018	688,951,850	687,925,600	1,026,250
1,553	90 Day Euro Dollar	Jun. 2018	381,137,200	380,776,189	361,011
233	90 Day Euro Dollar	Sep. 2018	57,191,400	57,061,700	129,700
758	90 Day Euro Dollar	Dec. 2018	185,650,563	185,435,225	215,338
570	90 Day Euro Dollar	Dec. 2019	139,058,575	139,179,750	(121,175)
44	10 Year Australian Treasury Bonds	Mar. 2018	34,223,128	34,189,760	33,368
1,337	10 Year Euro-Bund.	Mar. 2018	260,890,574	259,366,193	1,524,381
71	10 Year Japanese Bonds	Mar. 2018	95,055,247	95,011,138	44,109
853	10 Year U.S. Ultra Treasury Notes	Mar. 2018	114,029,363	113,928,813	100,550
648	20 Year U.S. Treasury Bonds	Mar. 2018	98,878,031	99,144,000	(265,969)
25	30 Year Euro Buxl	Mar. 2018	5,002,904	4,915,171	87,733
206	Australian Dollar Currency	Mar. 2018	15,510,741	16,090,660	(579,919)
81	British Pound Currency	Mar. 2018	6,785,931	6,863,231	(77,300)
546	Japanese Yen Currency	Mar. 2018	60,434,150	60,838,050	(403,900)

					2,074,177

					$(1,411,253)

Cash and foreign currency of $19,612,172 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real, Expiring 01/19/18	Citigroup Global Markets	BRL	102,321	$31,859,852	$30,766,694	$(1,093,158)
British Pound, Expiring 01/19/18	Barclays Capital Group	GBP	4,211	5,613,529	5,689,491	75,962
Canadian Dollar, Expiring 01/19/18	Barclays Capital Group	CAD	15,125	12,101,023	12,036,607	(64,416)
Euro, Expiring 01/19/18	Citigroup Global Markets	EUR	2,900	3,436,036	3,484,178	48,142
Indian Rupee, Expiring 01/19/18	Barclays Capital Group	INR	1,592,350	24,153,963	24,884,940	730,977
Indonesian Rupiah, Expiring 01/19/18	Citigroup Global Markets	IDR	317,076,770	23,304,016	23,320,384	16,368
Japanese Yen, Expiring 01/19/18	Bank of America	JPY	6,068,014	54,272,700	53,911,230	(361,470)

				$154,741,119	$154,093,524	(647,595)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/19/18	Barclays Capital Group	AUD	129	$100,314	$100,654	$(340)
Expiring 01/19/18	Barclays Capital Group	AUD	38	29,007	29,651	(644)
Expiring 01/19/18	Barclays Capital Group	AUD	27	20,805	21,068	(263)
Expiring 01/19/18	Barclays Capital Group	AUD	16	12,167	12,485	(318)
Expiring 01/19/18	Barclays Capital Group	AUD	13	9,859	10,144	(285)
Expiring 01/19/18	Barclays Capital Group	AUD	11	8,331	8,583	(252)
Expiring 01/19/18	Barclays Capital Group	AUD	10	7,817	7,804	13
Expiring 01/19/18	Barclays Capital Group	AUD	7	5,304	5,463	(159)
Expiring 01/19/18	Citigroup Global Markets	AUD	7	5,362	5,462	(100)
Chinese Renminbi,
Expiring 01/19/18	Barclays Capital Group	CNH	284,476	42,516,208	43,623,653	(1,107,445)
Expiring 01/19/18	Citigroup Global Markets	CNH	219,476	32,826,251	33,656,127	(829,876)
Euro, Expiring 01/19/18	Citigroup Global Markets	EUR	24,260	28,805,326	29,146,925	(341,599)
Indonesian Rupiah, Expiring 01/19/18	Bank of America	IDR	10,008,960	730,048	736,140	(6,092)
Japanese Yen,
Expiring 01/19/18	Barclays Capital Group	JPY	22,370	198,421	198,746	(325)
Expiring 01/19/18	Citigroup Global Markets	JPY	69,650	617,435	618,805	(1,370)
Mexican Peso, Expiring 01/19/18	Bank of America	MXN	610,673	32,442,071	30,924,553	1,517,518
Philippine Peso, Expiring 01/19/18	Barclays Capital Group	PHP	1,571,062	30,188,348	31,440,734	(1,252,386)

				$168,523,074	$170,546,997	(2,023,923)

						$(2,671,518)

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Forward Foreign Currency	$2,388,980	$(5,060,498)	$(2,671,518)

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Credit default swap agreements outstanding at December 31, 2017:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.29	12/20/22	5.000%(Q)	68,490	$(5,152,870)	$(5,761,741)	$(608,871)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.IG.27	12/20/21	1.000%(Q)	51,060	$824,379	$1,183,455	$359,076
CDX.NA.IG.28	06/20/22	1.000%(Q)	189,990	3,349,814	4,288,109	938,295

				$4,174,193	$5,471,564	$1,297,371

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
EUR	15,079	08/23/47	1.498%(A)	6 Month EURIBOR(1)(S)	$14,631	$(97,474)	$(112,105)
JPY	2,200,700	05/09/46	0.641%(S)	6 Month JPY LIBOR(1)(S)	—	1,488,264	1,488,264
	46,910	03/29/19	1.596%(S)	3 Month LIBOR(2)(Q)	—	(12,964)	(12,964)
	28,720	09/28/19	1.705%(S)	3 Month LIBOR(2)(Q)	—	(41,004)	(41,004)
	72,840	10/17/19	1.138%(S)	3 Month LIBOR(2)(Q)	—	(1,195,607)	(1,195,607)

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
76,600	06/14/20	1.671%(S)	3 Month LIBOR(2)(Q)	$(22,076)	$(818,938)	$(796,862)
77,103	05/31/22	2.250%(S)	3 Month LIBOR(2)(Q)	143,178	(51,235)	(194,413)
113,392	11/15/43	2.474%(S)	3 Month LIBOR(1)(Q)	1,572,793	2,036,724	463,931
9,715	11/15/43	2.630%(S)	3 Month LIBOR(1)(Q)	(56,199)	(140,456)	(84,257)

				$1,652,327	$1,167,310	$(485,017)

Cash and foreign currency of $7,628,076 has been segregated with Goldman Sachs & Co. to cover requirements for open centrally cleared swaps contracts at December 31, 2017.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$7,286,501	$—
Collateralized Loan Obligations	—	8,251,397	—
Home Equity Loans	—	24,747,764	—
Manufactured Housing	—	5,431,611	—
Other	—	4,574,509	—
Residential Mortgage-Backed Securities	—	34,679,918	—
Small Business Loan	—	2,812,516	—
Student Loans	—	33,224,330	5,075,000
Bank Loans	—	181,346,659	2,210,621
Commercial Mortgage-Backed Securities	—	158,474,347	—
Corporate Bonds	—	923,145,794	—
Residential Mortgage-Backed Securities	—	277,743,239	18,738,444
Sovereign Bonds	—	194,935,925	—
U.S. Government Agency Obligations	—	746,790,975	—
U.S. Treasury Obligations	—	475,136,253	—
Preferred Stock	953,556	—	—
Affilated Mutual Funds	277,939,237	—	—
Options Purchased	2,376,997	—	—
Options Written	(808,327)	—	—
Other Financial Instruments*
Futures Contracts	(1,411,253)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(2,671,518)	—
Centrally Cleared Credit Default Swap Agreements	—	688,500	—
Centrally Cleared Interest Rate Swap Agreements	—	(485,017)	—

Total	$279,050,210	$3,076,113,703	$26,024,065

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

U.S. Government Agency Obligations	24.3%
U.S. Treasury Obligations	15.5
Residential Mortgage-Backed Securities	10.8
Banks	9.2
Affiliated Mutual Funds (1.2% represents investments	9.0
purchased with collateral from securities on loan)
Sovereign Bonds	6.3
Commercial Mortgage-Backed Securities	5.2
Oil & Gas	3.6
Media	2.1
Telecommunications	1.7
Diversified Financial Services	1.2
Electric	1.2
Student Loans	1.2
Mining	1.1
Agriculture	1.0
Beverages	1.0
Healthcare-Services	0.9
Retail	0.9
Software	0.9
Home Equity Loans	0.8
Pharmaceuticals	0.8
Aerospace & Defense	0.7
Pipelines	0.7
Foods	0.6
Miscellaneous Manufacturing	0.6
Computers	0.5
Healthcare-Products	0.5
Insurance	0.5
Commercial Services	0.4
Hotels, Restaurants & Leisure	0.4
Lodging	0.4
Real Estate Investment Trusts (REITs)	0.4
Auto Manufacturers	0.3
Biotechnology	0.3
Collateralized Loan Obligations	0.3
Packaging & Containers	0.3
Technology Hardware, Storage & Peripherals	0.3
Auto Parts & Equipment	0.2
Automobiles	0.2

Chemicals	0.2%
Containers & Packaging	0.2
Distribution/Wholesale	0.2
Energy	0.2
Health Care Providers & Services	0.2
Internet	0.2
Iron/Steel	0.2
Manufactured Housing	0.2
Oil & Gas Services	0.2
Transportation	0.2
Air Freight & Logistics	0.1
Airlines	0.1
Options Purchased	0.1
Commercial Services & Supplies	0.1
Consumer Products & Services	0.1
Diversified Telecommunication Services	0.1
Environmental Control	0.1
Food & Staples Retailing	0.1
Food Products	0.1
Healthcare & Pharmaceutical	0.1
Home Builders	0.1
Housewares	0.1
Manufacturing	0.1
Other	0.1
Semiconductors	0.1
Small Business Loan	0.1
Specialty Retail	0.1
Textiles	0.1
Trucking & Leasing	0.1
Electronic Equipment, Instruments & Components	0.0	*
Engineering & Construction	0.0	*
Entertainment	0.0	*
Household Products/Wares	0.0	*
Leisure Time	0.0	*
Machinery-Diversified	0.0	*
Real Estate Management & Development	0.0	*
Semiconductors & Semiconductor Equipment	0.0	*
Technology	0.0	*

	110.2
Options Written	(0.0	)*
Liabilities in excess of other assets	(10.2)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$1,297,371	*	Due from/to broker-variation margin swaps	$608,871	*
Foreign exchange contracts	Due from/to broker-variation margin futures	2,991,196	*	Due from/to broker-variation margin futures	3,013,028	*
Foreign exchange contracts	Unaffiliated investments	373,613		Options written outstanding, at value	2,225

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$2,388,980		Unrealized depreciation on OTC forward foreign currency exchange contracts	$5,060,498
Interest rate contracts	Due from/to broker-variation margin futures	6,086,731	*	Due from/to broker-variation margin futures	7,476,152	*
Interest rate contracts	Due from/to broker-variation margin swaps	1,952,195	*	Due from/to broker-variation margin swaps	2,437,212	*
Interest rate contracts	Unaffiliated investments	2,003,384		Options written outstanding, at value 806,102

Total		$17,093,470			$19,404,088

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(2,775,560)
Foreign exchange contracts	(2,505,406)	4,951,168	12,986,309	(5,303,772)	—
Interest rate contracts	(8,419,110)	14,384,011	(397,289)	—	6,360,774

Total	$(10,924,516)	$19,335,179	$12,589,020	$(5,303,772)	$3,585,214

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$987,617
Foreign exchange contracts	(869,543)	(255,024)	377,769	(1,761,574)	—
Interest rate contracts	441,358	434,167	3,478,208	—	(9,964,310)

Total	$(428,185)	$179,143	$3,855,977	$(1,761,574)	$(8,976,693)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts - Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts - Purchased(3)	Forward Foreign Currency Exchange Contracts - Sold(3)	Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)	Interest Rate Swap Agreements(4)
$1,312,838	$22,576,243	$2,718,136,101	$1,981,517,266	$191,631,793	$227,646,440	$67,558,120	$146,416,000	$665,948,579

(1) Cost.

(2) Value at Trade Date.

(3) Value at Settlement Date.

(4) Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$36,498,154	$(36,498,154)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$1,517,518	$(367,562)	$1,149,956	$—	$1,149,956
Barclays Capital Group	806,952	(2,426,833)	(1,619,881)	1,380,000	(239,881)
Citigroup Global Markets	64,510	(2,266,103)	(2,201,593)	980,000	(1,221,593)

	$2,388,980	$(5,060,498)	$(2,671,518)	$2,360,000	$(311,518)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $36,498,154:
Unaffiliated investments (cost $3,076,415,309)	$3,107,936,356
Affiliated investments (cost $277,941,931)	277,939,237
Cash	144,395
Foreign currency, at value (cost $17,602,563)	17,156,821
Deposit with broker for futures	19,612,172
Receivable for investments sold	76,772,431
Dividends and interest receivable	20,737,168
Deposit with broker for centrally cleared swaps	7,628,076
Receivable for fund share sold	4,265,943
Unrealized appreciation on OTC forward foreign currency contracts	2,388,980
Cash segregated for counterparty - OTC	2,360,000
Due from broker-variation margin futures	1,994,144
Tax reclaim receivable	540,816
Prepaid expenses	21,150

Total Assets	3,539,497,689

LIABILITIES:
Payable for investments purchased	415,985,715
Payable to broker for collateral for securities on loan	37,260,095
Payable for fund share repurchased	8,430,000
Unrealized depreciation on OTC forward foreign currency contracts	5,060,498
Options written outstanding, at value (premiums received $1,085,233)	808,327
Management fees payable	532,146
Accrued expenses and other liabilities	279,803
Due to broker-variation margin swaps	218,070
Distribution fee payable	125,804
Affiliated transfer agent fee payable	365

Total Liabilities	468,700,823

NET ASSETS	$3,070,796,866

Net assets were comprised of:
Paid-in capital	$2,273,644,709
Retained earnings	797,152,157

Net assets, December 31, 2017	$3,070,796,866

Net asset value and redemption price per share, $3,070,796,866 / 239,689,880 outstanding shares of beneficial interest.	$12.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income.	$109,941,718
Unaffiliated dividend income	3,484,698
Affiliated dividend income	1,877,730
Income from securities lending, net (including affiliated income of $230,539)	266,320

115,570,466

EXPENSES
Management fees	15,160,808
Distribution fee	7,465,576
Custodian and accounting fees	347,619
Audit fee	53,729
Trustees’ fees	38,317
Legal fees and expenses	19,874
Shareholders’ reports	17,153
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,033
Miscellaneous.	62,580

Total expenses	23,172,689
Less: management fee waivers and/or expense reimbursement	(1,071,582)

Net expenses	22,101,107

NET INVESTMENT INCOME (LOSS)	93,469,359

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(5,662))	(8,809,442)
Futures transactions	12,589,020
Options written transactions	19,335,179
Swap agreements transactions	3,585,214
Forward currency contracts transactions	(5,303,772)
Foreign currency transactions	(6,987,360)

14,408,839

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,844))	80,511,221
Futures	3,855,977
Options written	179,143
Forward currency contracts.	(1,761,574)
Swap agreements	(8,976,693)
Foreign currencies	647,311

74,455,385

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	88,864,224

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$182,333,583

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$93,469,359	$98,173,979
Net realized gain (loss) on investment and foreign currency transactions	14,408,839	33,412,732
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	74,455,385	19,104,541

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	182,333,583	150,691,252

FUND SHARE TRANSACTIONS:
Fund share sold [25,674,534 and 50,313,458 shares, respectively]	321,397,602	597,909,808
Fund share repurchased [39,478,883 and 90,027,581 shares, respectively]	(486,666,662)	(1,053,628,091)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(165,269,060)	(455,718,283)

CAPITAL CONTRIBUTIONS	—	74,215

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,064,523	(304,952,816)
NET ASSETS:
Beginning of year	3,053,732,343	3,358,685,159

End of year	$3,070,796,866	$3,053,732,343

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 96.4% FOREIGN BONDS — 34.5%	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Argentina — 0.8%
Pampa Energia SA, Sr. Unsec’d. Notes, 144A	7.500%	01/24/27	760	$832,306

Brazil — 6.2%
Braskem Netherlands Finance BV, Gtd. Notes, 144A	4.500%	01/10/28	240	236,112
Itau Unibanco Holding SA, Jr. Sub. Notes, MTN, 144A	6.125%	12/31/49	650	649,795
Marfrig Holdings Europe BV, Gtd. Notes, 144A	8.000%	06/08/23	280	291,900
Petrobras Global Finance BV, Gtd. Notes(a)	4.375%	05/20/23	340	336,250
Petrobras Global Finance BV, Gtd. Notes	5.625%	05/20/43	1,320	1,179,605
Petrobras Global Finance BV, Gtd. Notes	6.750%	01/27/41	429	428,939
Petrobras Global Finance BV, Gtd. Notes	6.850%	06/05/2115	1,090	1,049,125
Petrobras Global Finance BV, Gtd. Notes	7.375%	01/17/27	200	220,200
Petrobras Global Finance BV, Gtd. Notes, 144A	5.299%	01/27/25	754	756,262
Suzano Austria GmbH, Gtd. Notes, 144A	5.750%	07/14/26	400	434,240
Vale Overseas Ltd., Gtd. Notes	6.875%	11/21/36	396	485,100

				6,067,528

Chile — 0.9%
Corp. Nacional del Cobre de Chile, Sr. Unsec’d. Notes, 144A	3.000%	07/17/22	371	369,692
Empresa de Transporte de Pasajeros Metro SA, Sr. Unsec’d. Notes, 144A	5.000%	01/25/47	320	350,566
Inversiones CMPC SA, Gtd. Notes	4.500%	04/25/22	146	152,838

				873,096

China — 3.7%
China Overseas Finance Cayman V Ltd., Gtd. Notes	3.950%	11/15/22	630	647,488
CNOOC Curtis Funding No. 1 Pty Ltd., Gtd. Notes	4.500%	10/03/23	490	521,561
CRCC Yuxiang Ltd., Gtd. Notes	3.500%	05/16/23	300	304,717
Sinopec Group Overseas Development 2013 Ltd., Gtd. Notes	4.375%	10/17/23	220	233,416
Sinopec Group Overseas Development 2014 Ltd., Gtd. Notes, 144A	4.375%	04/10/24	1,170	1,241,152
Three Gorges Finance I Cayman Islands Ltd., Gtd. Notes	3.700%	06/10/25	200	205,120
Three Gorges Finance I Cayman Islands Ltd., Gtd. Notes, 144A	3.150%	06/02/26	430	421,004

				3,574,458

Colombia — 0.8%
Banco Bilbao Vizcaya Argentaria SA, Sub. Notes, 144A	4.875%	04/21/25	370	382,950
Ecopetrol SA, Sr. Unsec’d. Notes	5.875%	09/18/23	400	442,000

				824,950

Costa Rica — 0.4%
Banco Nacional de Costa Rica, Sr. Unsec’d. Notes, 144A	5.875%	04/25/21	390	406,088

Indonesia — 2.9%
Chandra Asri Petrochemical Tbk PT, Gtd. Notes, 144A	4.950%	11/08/24	200	196,612

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

FOREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Indonesia (continued)
Pelabuhan Indonesia II PT, Sr. Unsec’d. Notes, 144A	4.250%	05/05/25	460	$470,350
Pelabuhan Indonesia III Persero PT, Sr. Unsec’d. Notes	4.875%	10/01/24	260	276,900
Pertamina Persero PT, Sr. Unsec’d. Notes	6.000%	05/03/42	458	519,945
Pertamina Persero PT, Sr. Unsec’d. Notes, MTN, 144A	4.300%	05/20/23	500	522,505
Perusahaan Listrik Negara PT, Sr. Unsec’d. Notes, 144A.	5.500%	11/22/21	755	818,269

				2,804,581

Ireland — 0.4%
Park Aerospace Holdings Ltd., Gtd. Notes, 144A	5.250%	08/15/22	130	129,188
Park Aerospace Holdings Ltd., Gtd. Notes, 144A	5.500%	02/15/24	250	248,125

				377,313

Kazakhstan — 2.5%
KazMunayGas National Co. JSC, Sr. Unsec’d. Notes, 144A.	5.750%	04/19/47	410	436,855
KazMunayGas National Co. JSC, Sr. Unsec’d. Notes, MTN	4.400%	04/30/23	280	289,762
KazMunayGas National Co. JSC, Sr. Unsec’d. Notes, MTN	5.750%	04/30/43	1,190	1,272,888
KazTransGas JSC, Gtd. Notes, 144A	4.375%	09/26/27	480	481,944

				2,481,449

Malaysia — 0.6%
Gohl Capital Ltd., Gtd. Notes	4.250%	01/24/27	260	266,637
Petronas Capital Ltd., Gtd. Notes	5.250%	08/12/19	269	280,425

				547,062

Mexico — 6.2%
Banco Mercantil del Norte SA, Jr. Sub. Notes, 144A	7.625%	12/31/49	460	503,700
Banco Nacional de Comercio Exterior SNC, Sr. Unsec’d. Notes, 144A	4.375%	10/14/25	395	410,800
Banco Nacional de Comercio Exterior SNC, Sub. Notes, 144A.	3.800%	08/11/26	720	720,000
Cemex SAB de CV, Sr. Sec’d. Notes, 144A	5.700%	01/11/25	200	211,000
Comision Federal de Electricidad, Sr. Unsec’d. Notes, 144A.	4.875%	01/15/24	430	458,488
Mexichem SAB de CV, Gtd. Notes, 144A	5.875%	09/17/44	230	238,050
Petroleos Mexicanos, Gtd. Notes	4.875%	01/24/22	1,044	1,088,109
Petroleos Mexicanos, Gtd. Notes	4.875%	01/18/24	1,230	1,274,218
Petroleos Mexicanos, Gtd. Notes	5.500%	01/21/21	420	445,620
Petroleos Mexicanos, Gtd. Notes	5.500%	06/27/44	743	683,530

				6,033,515

Morocco — 0.4%
OCP SA, Sr. Unsec’d. Notes, 144A	4.500%	10/22/25	360	360,257

Peru — 2.5%
BBVA Banco Continental SA, Sub. Notes, 144A	5.250%	09/22/29	130	139,913
Cerro del Aguila SA, Gtd. Notes, 144A	4.125%	08/16/27	200	197,500
Fondo MIVIVIENDA SA, Sr. Unsec’d. Notes, 144A	3.500%	01/31/23	450	451,755

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

FOREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value
Peru (continued)
Petroleos del Peru SA, Sr. Unsec’d. Notes, 144A	4.750%		06/19/32		900	$910,125
Southern Copper Corp., Sr. Unsec’d. Notes	6.750%		04/16/40		43	56,060
Southern Copper Corp., Sr. Unsec’d. Notes	7.500%		07/27/35		150	203,854
Transportadora de Gas del Peru SA, Sr. Unsec’d. Notes, 144A	4.250%		04/30/28		470	485,980

						2,445,187

Russia — 3.9%
Evraz Group SA, Sr. Unsec’d. Notes, 144A	6.500%		04/22/20		470	497,025
Lukoil International Finance BV, Gtd. Notes	6.656%		06/07/22		426	480,741
Russian Agricultural Bank OJSC Via RSHB Capital SA, Sub. Notes	8.500%		10/16/23		2,530	2,838,964

						3,816,730

South Africa — 0.5%
Myriad International Holdings BV, Gtd. Notes, 144A	4.850%		07/06/27		200	207,383
Myriad International Holdings BV, Gtd. Notes, 144A	5.500%		07/21/25		230	250,463

						457,846

Turkey — 1.2%
TC Ziraat Bankasi A/S, Sr. Unsec’d. Notes, MTN, 144A	4.750%		04/29/21		690	683,133
TC Ziraat Bankasi A/S, Sr. Unsec’d. Notes, MTN, 144A	5.125%		05/03/22		450	446,152

						1,129,285

United Arab Emirates — 0.2%
DAE Funding LLC, Gtd. Notes, 144A	5.000%		08/01/24		250	246,875

Venezuela — 0.4%
Petroleos de Venezuela SA, Gtd. Notes(d)	6.000%		05/16/24		350	78,866
Petroleos de Venezuela SA, Gtd. Notes(d)	9.000%		11/17/21		1,150	319,125

						397,991

TOTAL FOREIGN BONDS (cost $32,551,444)						33,676,517

SOVEREIGN BONDS — 61.7%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	4.125%		10/11/47		480	474,778
Angolan Government International Bond (Angola), Sr. Unsec’d. Notes, 144A	9.500%		11/12/25		200	230,336
Argentina POM Politica Monetaria (Argentina), Bonds, Argentina Central Bank 7D Repo Reference Rate	28.750%	(c)	06/21/20	ARS	8,200	472,495
Argentine Bonos del Tesoro (Argentina), Bonds	21.200%		09/19/18	ARS	230	11,983
Argentine Bonos del Tesoro (Argentina), Bonds	22.750%		03/05/18	ARS	1,940	103,491
Argentine Bonos del Tesoro (Argentina), Unsec’d. Notes	18.200%		10/03/21	ARS	12,410	679,638
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	2.500%	(cc)	12/31/38		1,650	1,212,999
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.125%		07/06/36		490	530,915

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.125%	06/28/2117		900	$927,449
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.500%	04/22/26		760	860,434
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, 144A	7.125%	06/28/2117		770	793,485
Armenia International Bond (Armenia), Sr. Unsec’d. Notes	6.000%	09/30/20		300	318,353
Avi Funding Co. Ltd. (China), Sr. Unsec’d. Notes, MTN, 144A	2.850%	09/16/20		540	536,499
Brazil Notas do Tesouro Nacional (Brazil), Notes	10.000%	01/01/27	BRL	113	33,701
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	10.000%	01/01/21	BRL	3,030	939,827
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	10.000%	01/01/23	BRL	2,840	866,300
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	2.625%	01/05/23		1,280	1,232,640
City of Buenos Aires Argentina (Argentina), Sr. Unsec’d. Notes, 144A	7.500%	06/01/27		440	487,740
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	5.000%	06/15/45		1,540	1,628,550
Costa Rica Government International Bond (Costa Rica), Sr. Unsec’d. Notes, 144A	7.000%	04/04/44		360	371,628
Croatia Government International Bond (Croatia), Sr. Unsec’d. Notes, 144A	6.625%	07/14/20		180	196,023
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes	7.500%	05/06/21		340	371,025
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, 144A	5.500%	01/27/25		420	444,675
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, 144A	6.850%	01/27/45		400	449,300
Ecuador Government International Bond (Ecuador), Sr. Unsec’d. Notes	7.950%	06/20/24		650	690,625
Ecuador Government International Bond (Ecuador), Sr. Unsec’d. Notes	8.750%	06/02/23		730	807,563
Ecuador Government International Bond (Ecuador), Sr. Unsec’d. Notes	9.650%	12/13/26		330	378,675
Ecuador Government International Bond (Ecuador), Sr. Unsec’d. Notes	10.750%	03/28/22		480	560,999
Ecuador Government International Bond (Ecuador), Sr. Unsec’d. Notes, 144A	9.650%	12/13/26		200	229,500
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, 144A	6.875%	04/30/40		340	342,506
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, MTN	6.125%	01/31/22		340	355,657
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, MTN, 144A	6.125%	01/31/22		630	659,012
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, MTN, 144A	7.500%	01/31/27		400	442,119
El Salvador Government International Bond (El Salvador), Sr. Unsec’d. Notes, 144A	6.375%	01/18/27		600	610,500
Ethiopia International Bond (Ethiopia), Sr. Unsec’d. Notes	6.625%	12/11/24		200	209,500
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.000%	09/23/21		350	354,413
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.875%	04/24/19		260	267,148

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Georgia Government International Bond (Georgia), Unsec’d. Notes	6.875%	04/12/21	360	$402,552
Ghana Government International Bond (Ghana), Sr. Unsec’d. Notes	7.875%	08/07/23	300	329,429
Ghana Government International Bond (Ghana), Sr. Unsec’d. Notes, 144A	9.250%	09/15/22	250	283,200
Guatemala Government Bond (Guatemala), Sr. Unsec’d. Notes, 144A	4.375%	06/05/27	200	199,500
Guatemala Government Bond (Guatemala), Sr. Unsec’d. Notes, 144A	4.500%	05/03/26	320	323,203
Honduras Government International Bond (Honduras), Sr. Unsec’d. Notes	7.500%	03/15/24	230	257,025
Honduras Government International Bond (Honduras), Sr. Unsec’d. Notes, 144A	6.250%	01/19/27	200	213,420
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.750%	11/22/23	1,018	1,164,232
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	3.375%	04/15/23	1,290	1,301,566
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	3.750%	04/25/22	270	277,989
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	4.625%	04/15/43	220	228,666
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	5.250%	01/17/42	2,411	2,698,799
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	5.875%	01/15/24	1,200	1,364,530
Ivory Coast Government International Bond (Ivory Coast), Sr. Unsec’d. Notes	5.750%	12/31/32	193	192,598
Ivory Coast Government International Bond (Ivory Coast), Sr. Unsec’d. Notes, 144A	6.125%	06/15/33	410	417,134
Jamaica Government International Bond (Jamaica), Sr. Unsec’d. Notes	6.750%	04/28/28	290	328,425
Jamaica Government International Bond (Jamaica), Sr. Unsec’d. Notes	8.000%	03/15/39	220	269,656
Jordan Government International Bond (Jordan), Sr. Unsec’d. Notes, 144A	5.750%	01/31/27	310	307,520
Jordan Government International Bond (Jordan), Sr. Unsec’d. Notes, 144A	6.125%	01/29/26	200	205,750
Kazakhstan Government International Bond (Kazakhstan), Sr. Unsec’d. Notes	3.875%	10/14/24	1,140	1,184,072
Kuwait International Government Bond (Kuwait), Sr. Unsec’d. Notes, 144A	3.500%	03/20/27	260	264,059
Lebanon Government International Bond (Lebanon), Sr. Unsec’d. Notes, GMTN	6.250%	11/04/24	1,190	1,142,840
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.600%	01/23/46	3,367	3,319,862
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.600%	02/10/48	830	819,625
Nigeria Government International Bond (Nigeria), Sr. Unsec’d. Notes, 144A	7.875%	02/16/32	330	372,702
Nigeria Government International Bond (Nigeria), Sr. Unsec’d. Notes, MTN, 144A	7.625%	11/28/47	500	536,234
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	6.700%	01/26/36	17	22,627
Paraguay Government International Bond (Paraguay), Sr. Unsec’d. Notes, 144A	5.000%	04/15/26	300	322,500
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	5.625%	11/18/50	718	921,194

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	7.125%	03/30/19		228	$243,504
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	3.700%	03/01/41		550	546,981
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	5.000%	01/13/37		730	862,121
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	5.000%	03/23/22		830	908,850
Provincia de Buenos Aires (Argentina), Sr. Unsec’d. Notes, 144A	9.125%	03/16/24		600	702,000
Provincia de Cordoba (Argentina), Sr. Unsec’d. Notes, 144A	7.450%	09/01/24		210	229,662
Provincia de Neuquen Argentina (Argentina), Sr. Unsec’d. Notes, 144A	7.500%	04/27/25		430	460,100
Republic of Belarus International Bond (Belarus), Sr. Unsec’d. Notes, 144A	6.875%	02/28/23		230	247,383
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, MTN	4.875%	01/22/24		670	737,000
Russian Federal Bond (Russia), Bonds	7.050%	01/19/28	RUB	34,316	578,950
Russian Federal Bond (Russia), Bonds	7.600%	07/20/22	RUB	85,500	1,526,759
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes	5.625%	04/04/42		800	896,000
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes, 144A	4.875%	09/16/23		800	865,896
Senegal Government International Bond (Senegal), Unsec’d. Notes, 144A	6.250%	05/23/33		450	474,955
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	4.875%	04/14/26		480	490,589
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec’d. Notes	5.875%	07/25/22		720	759,038
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec’d. Notes	6.250%	07/27/21		380	404,310
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec’d. Notes, 144A	6.200%	05/11/27		420	443,444
Turkey Government Bond (Turkey), Bonds	7.400%	02/05/20	TRY	1,810	430,236
Turkey Government Bond (Turkey), Bonds	10.500%	08/11/27	TRY	980	244,451
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	3.250%	03/23/23		1,510	1,430,634
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	4.250%	04/14/26		470	448,000
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.750%	05/11/47		1,200	1,169,999
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	6.000%	03/25/27		200	212,943
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	6.750%	05/30/40		831	914,407
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes	7.750%	09/01/21		270	287,399
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes, 144A	7.375%	09/25/32		1,300	1,277,754
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes, 144A	7.750%	09/01/20		280	296,497
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	4.375%	10/27/27		100	106,567
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	5.100%	06/18/50		440	488,400
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	9.875%	06/20/22	UYU	7,520	276,598

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes, 144A	9.875%	06/20/22	UYU	12,510	$460,138
Venezuela Government International Bond (Venezuela), Sr. Unsec’d. Notes(d)	7.750%	10/13/19		542	121,950
Venezuela Government International Bond (Venezuela), Sr. Unsec’d. Notes	9.250%	09/15/27		2,696	579,640
Vietnam Government International Bond (Vietnam), Sr. Unsec’d. Notes	6.750%	01/29/20		270	291,187

TOTAL SOVEREIGN BONDS (cost $60,487,188)					60,167,732

				Shares
COMMON STOCK — 0.2%
Oil, Gas & Consumable Fuels
Frontera Energy Corp. (Colombia)*(a) (cost $267,668)				7,641	240,719

TOTAL LONG-TERM INVESTMENTS (cost $93,306,300)					94,084,968

SHORT-TERM INVESTMENTS — 2.7%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)				2,283,056	2,283,056
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $331,785; includes $331,069 of cash collateral for securities on loan)(b)(w)				331,755	331,756

TOTAL SHORT-TERM INVESTMENTS (cost $2,614,841)					2,614,812

TOTAL INVESTMENTS — 99.1% (cost $95,921,141)					96,699,780
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 0.9%					854,037

NET ASSETS — 100.0%					$97,553,817

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $322,127; cash collateral of $331,069 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(cc)	Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
8	10 Year U.S. Treasury Notes	Mar. 2018	$997,297	$992,375	$(4,922)

Cash of $12,999 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts as of December 31, 2017.

Forward foreign currency exchange contracts outstanding at December 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Chinese Renminbi,
Expiring 10/15/18	Citigroup Global Markets	CNH	6,335	$933,439	$956,621	$23,182
Indian Rupee,
Expiring 02/15/18	JPMorgan Chase	INR	60,298	912,013	939,173	27,160
Indonesian Rupiah,
Expiring 01/16/18	Bank of America	IDR	12,186,961	901,403	896,602	(4,801)

				$2,746,855	$2,792,396	45,541

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Philippine Peso,
Expiring 02/15/18	JPMorgan Chase	PHP	48,489	$938,960	$969,127	$(30,167)
Saudi Arabian Riyal,
Expiring 04/16/18	Bank of America	SAR	12,403	3,290,880	3,305,061	(14,181)

				$4,229,840	$4,274,188	(44,348)

						$1,193

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Foreign Currency contracts:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Forward Foreign Currency	$50,342	$(49,149)	$1,193

Credit default swap agreements outstanding at December 31, 2017:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues – Buy Protection(1):
Kingdom of Saudi Arabia	12/20/22	2.375%(Q)	1,900	0.918%	$(7,881)	$2,710	$(10,591)	Barclays Capital Group
Republic of Korea	12/20/22	7.125%(Q)	3,500	0.530%	(78,312)	(50,250)	(28,062)	Barclays Capital Group

					$(86,193)	$(47,540)	$(38,653)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$2,710	$(50,250)	$—	$(38,653)

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Foreign Bonds
Argentina	$—	$832,306	$—
Brazil	—	6,067,528	—
Chile	—	873,096	—
China	—	3,574,458	—
Colombia	—	824,950	—
Costa Rica	—	406,088	—
Indonesia	—	2,804,581	—
Ireland	—	377,313	—
Kazakhstan	—	2,481,449	—
Malaysia	—	547,062	—
Mexico	—	6,033,515	—
Morocco	—	360,257	—
Peru	—	2,445,187	—
Russia	—	3,816,730	—
South Africa	—	457,846	—
Turkey	—	1,129,285	—
United Arab Emirates	—	246,875	—
Venezuela	—	397,991	—
Sovereign Bonds	—	60,167,732	—
Common Stock	—	240,719	—
Affiliated Mutual Funds	2,614,812	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Other Financial Instruments*
Futures Contracts	$(4,922)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	1,193	—
OTC Credit Default Swap Agreements	—	(86,193)	—

Total	$2,609,890	$93,999,968	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Sovereign Bonds	61.7%
Foreign Bonds	34.5

Affiliated Mutual Funds (0.3% represents investments purchased with collateral from securities on loan)	2.7%
Common Stock	0.2

99.1
Other assets in excess of liabilities	0.9

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$2,710	Premiums received for OTC swap agreements	$50,250
Credit contracts	—	—	Unrealized depreciation on OTC swap agreements	38,653
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	50,342	Unrealized depreciation on OTC forward foreign currency exchange contracts	49,149
Interest rate contracts	—	—	Due from/to broker-variation margin futures	4,922	*

Total		$53,052		$142,974

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$10,895
Foreign exchange contracts	(146,795)	27,484	—	(55,455)	—
Interest rate contracts	—	—	(43,317)	—	—

Total	$(146,795)	$27,484	$(43,317)	$(55,455)	$10,895

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Forward Currency Contracts	Swaps
Credit contracts	$—	$—	$—	$(46,023)
Foreign exchange contracts	98,649	—	(43,290)	—
Interest rate contracts	—	(12,352)	—	—

Total	$98,649	$(12,352)	$(43,290)	$(46,023)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)	Credit Default Swap Agreements- Buy Protection(4)
$27,624	$580,000	$603,079	$796,886	$2,201,045	$4,108,921	$3,880,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$322,127	$(322,127)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$—	$(18,982)	$(18,982)	$—	$(18,982)
Barclays Capital Group	2,710	(88,903)	(86,193)	86,193	—
Citigroup Global Markets	23,182	—	23,182	—	23,182
JPMorgan Chase	27,160	(30,167)	(3,007)	—	(3,007)

	$53,052	$(138,052)	$(85,000)	$86,193	$1,193

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $322,127:
Unaffiliated investments (cost $93,306,300)	$94,084,968
Affiliated investments (cost $2,614,841)	2,614,812
Cash	32,063
Foreign currency, at value (cost $61,092)	58,288
Deposit with broker for futures	12,999
Dividends and interest receivable	1,551,550
Cash segregated for counterparty-OTC	90,000
Unrealized appreciation on OTC forward foreign currency contracts	50,342
Receivable for fund share sold	2,763
Premiums paid for OTC swap agreements	2,710
Due from broker-variation margin futures	1,625
Receivable for investments sold	693
Prepaid expenses	820

Total Assets	98,503,633

LIABILITIES:
Payable for investments purchased	382,746
Payable to broker for collateral for securities on loan	331,069
Accrued expenses and other liabilities	56,830
Premiums received for OTC swap agreements	50,250
Unrealized depreciation on OTC forward foreign currency contracts	49,149
Unrealized depreciation on OTC swap agreements	38,653
Management fees payable	36,650
Distribution fee payable	3,999
Affiliated transfer agent fee payable	365
Payable for fund share repurchased	105

Total Liabilities	949,816

NET ASSETS	$97,553,817

Net assets were comprised of:
Paid-in capital	$89,262,216
Retained earnings	8,291,601

Net assets, December 31, 2017	$97,553,817

Net asset value and redemption price per share, $97,553,817 / 8,554,607 outstanding shares of beneficial interest	$11.40

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income	$5,742,625
Affiliated dividend income	29,531
Income from securities lending, net (including affiliated income of $2,359)	6,627

5,778,783

EXPENSES
Management fees	658,110
Distribution fee	241,066
Custodian and accounting fees	60,568
Audit fee	46,717
Legal fees and expenses	12,650
Trustees’ fees	10,463
Transfer agent’s fees and expenses (including affiliated expense of $2,153)	7,488
Shareholders’ reports	6,833
Miscellaneous	14,911

Total expenses	1,058,806
Less: management fee waivers and/or expense reimbursement	(48,213)

Net expenses	1,010,593

NET INVESTMENT INCOME (LOSS)	4,768,190

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(94))	(1,474,347)
Futures transactions	(43,317)
Options written transactions	27,484
Swap agreements transactions	10,895
Forward currency contracts transactions	(55,455)
Foreign currency transactions	(2,346)

(1,537,086)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(18))	6,279,463
Futures	(12,352)
Forward currency contracts	(43,290)
Swap agreements	(46,023)
Foreign currencies	(12,117)

6,165,681

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	4,628,595

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,396,785

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$4,768,190	7,971,203
Net realized gain (loss) on investment and foreign currency transactions	(1,537,086)	(5,091,633)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	6,165,681	12,595,306

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,396,785	15,474,876

FUND SHARE TRANSACTIONS:
Fund share sold [906,290 and 1,493,904 shares, respectively]	10,014,051	15,247,090
Fund share repurchased [7,977,853 and 1,661,453 shares, respectively]	(84,860,327)	(16,595,942)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(74,846,276)	(1,348,852)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(65,449,491)	14,126,024
NET ASSETS:
Beginning of year	163,003,308	148,877,284

End of year	$97,553,817	$163,003,308

SEE NOTES TO FINANCIAL STATEMENTS.

A324

Glossary:

SCHEDULE OF INVESTMENTS	December 31, 2017

The following abbreviations are used in the annual report:

Currency:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Chinese Renminbi (offshore)
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Exchange:

NYSE	New York Stock Exchange
OTC	Over-the-counter

Index:

CDX	Credit Derivative Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
A	Annual payment frequency for swaps
M	Monthly payment frequency for swaps
Q	Quarterly payment frequency for swaps
S	Semiannual payment frequency for swaps
T	Swap payment upon termination
ABS	Asset-Backed Security
Aces	Alternative Credit Enhancement Securities
BABs	Build America Bonds
Bobl	Bundesobligationen-German Government Bonds
bps	Basis Points
BROIS	Brazil Overnight Index Swap
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CPI	Consumer Price Index
EMTN	Euro Medium Term Note
EONIA	Euro Overnight Index Average
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FREMF	Freddie Mac Mortgage Trust
GMTN	Global Medium Term Note
GO	General Obligation
IO	Interest Only (Principal amount represents notional)
L2	Level 2
L3	Level 3
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
OJSC	Open Joint-Stock Company
PIK	Payment-in-Kind
PO	Principal Only
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
S&P	Standard & Poor
SLM	Student Loan Mortgage
SMB	Sallie Mae Bank
SONIA	Sterling Overnight Index Average
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TIPS	Treasury Inflation-Protected Securities
USAID	United States Agency for International Development
USOIS	United States Overnight Index Swap
UTS	Unit Trust Security

SEE NOTES TO FINANCIAL STATEMENTS.

A325

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and at December 31, 2017 consisted of 89 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 21 Portfolios listed below together with their investment objectives. Each Portfolio is a diversified investment company except for AST Global Real Estate Portfolio and AST Western Asset Emerging Markets Debt Portfolio which are non-diversified portfolios for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified portfolio. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified portfolio.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives and Subadvisers:

	Objective	Subadviser(s)
AST Bond Portfolio 2017 (“Bond Portfolio 2017”) AST Bond Portfolio 2018 (“Bond Portfolio 2018”) AST Bond Portfolio 2019 (“Bond Portfolio 2019”) AST Bond Portfolio 2020 (“Bond Portfolio 2020”)	Highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income, (formerly, Prudential Fixed Income), which is a business unit of PGIM, Inc.
AST Bond Portfolio 2021
(“Bond Portfolio 2021”)
AST Bond Portfolio 2022
(“Bond Portfolio 2022”)
AST Bond Portfolio 2023
(“Bond Portfolio 2023”)
AST Bond Portfolio 2024
(“Bond Portfolio 2024”)
AST Bond Portfolio 2025
(“Bond Portfolio 2025”)
AST Bond Portfolio 2026
(“Bond Portfolio 2026”)
AST Bond Portfolio 2027
(“Bond Portfolio 2027”)
AST Bond Portfolio 2028
(“Bond Portfolio 2028”)

AST Global Real Estate Portfolio (“Global Real Estate”)	Capital appreciation and income.	PGIM Real Estate Investors (formerly, Prudential Real Estate Investors), which is a business unit of PGIM, Inc.

AST High Yield Portfolio (“High Yield”)	Maximum total return, consistent with preservation of capital and prudent investment management.	PGIM Fixed Income / J.P. Morgan Investment Management, Inc.

B1

	Objective	Subadviser(s)
AST Investment Grade Bond Portfolio (“Investment Grade Bond”)	Maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income

AST Lord Abbett Core Fixed Income Portfolio (“Lord Abbett Core Fixed Income”)	Income and capital appreciation to produce a high total return.	Lord Abbett & Co., LLC

AST Prudential Core Bond Portfolio (“Prudential Core Bond”)	Maximize total return, consistent with the long-term preservation of capital.	PGIM Fixed Income

AST QMA US Equity Alpha Portfolio (“QMA US Equity Alpha”)	Long-term capital appreciation.	Quantitative Management Associates, LLC (“QMA”)

AST Quantitative Modeling Portfolio (“Quantitative Modeling”)	High potential return while attempting to mitigate downside risk during adverse market cycles.	QMA

AST Western Asset Core Plus Bond Portfolio (“Western Asset Core Plus Bond”)	Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.	Western Asset Management Company / Western Asset Management Company Limited

AST Western Asset Emerging Markets Debt Portfolio (“Western Asset Emerging Markets Debt”)	Maximize total return.	Western Asset Management Company / Western Asset Management Company Limited

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM” Investments) (formerly known as Prudential Investments LLC), the co-managers of the Trust (together the “Investment Manager”) with the exception of Bond Portfolio 2026, Bond Portfolio 2027 and Bond Portfolio 2028, for which PGIM Investments is the sole Investment Manager. Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

B2

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

B3

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR):    Certain Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

P-notes:    Certain Portfolios may gain exposure to securities in certain foreign markets through investments in P-notes. Certain Portfolios may purchase P-notes due to restrictions applicable to foreign investors when investing

B4

directly in a foreign market. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. A Portfolio must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

B5

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in value of equities, prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Bank Loans:    Each Portfolio may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Portfolio may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolio generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Portfolio generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Forward Rate Agreements:    Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. Certain Portfolios entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is

B6

included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps:    Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

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Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Trust, on behalf of certain Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2017, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

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Warrants and Rights:    Certain Portfolios may hold warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind:    Certain fixed income Portfolios may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Mortgage Dollar Rolls:    Certain Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Equity and Mortgage Real Estate Investment Trusts (REITs):    Certain Portfolios invest in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a

B9

portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Concentration of Risk for REITs:    Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Portfolio will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Portfolio.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (Participating Insurance Companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2017, the Investment Manager has engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations. The Investment Manager has agreed to waive a portion of their management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with this agreement may be recouped by the Investment Manager

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within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

	Management Fees	Effective Management Fees, Net of Waiver
Bond Portfolio 2017*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2018*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2019*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.39%
Bond Portfolio 2020*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2021*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2022*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2023*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.33%
Bond Portfolio 2024*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.22%
Bond Portfolio 2025*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.00%#
Bond Portfolio 2026*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2027*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2028*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.00%#
Global Real Estate	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.83%
High Yield	0.5825% first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.57%

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	Management Fees	Effective Management Fees, Net of Waiver
Investment Grade Bond*	0.4925% first $500 million;
	0.4725% on next $4.5 billion;
	0.4625% on next $5 billion;
	0.4525% in excess of $10 billion	0.47%
Lord Abbett Core Fixed Income	0.5300% first $300 million;
	0.5200% on next $200 million;
	0.4850% on next $250 million;
	0.4750% on next $250 million;
	0.4500% on next $2.25 billion;
	0.4400% on next $2.75 billion;
	0.4100% on next $4 billion;
	0.3900% in excess of $10 billion	0.47%
Prudential Core Bond	0.5325% first $300 million;
	0.5225% on next $200 million;
	0.4875% on next $250 million;
	0.4775% on next $250 million;
	0.4525% on next $2.25 billion;
	0.4425% on next $2.75billion;
	0.4125% on next of $4 billion;
	0.3925% in excess of $10 billion	0.47%
QMA US Equity Alpha	0.8325% first $300 million;
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $2.5 billion;
	0.7925% on next $2.75 billion;
	0.7625% on next $4 billion;
	0.7425% in excess of $10 billion	0.82%
Quantitative Modeling(1)	0.25%	0.25%
Western Asset Core Plus Bond	0.5325% first $300 million;
	0.5225% on next $200 million;
	0.5125% on next $250 million;
	0.5025% on next $2.5 billion;
	0.4925% on next $2.75 billion;
	0.4625% on next $4 billion;
	0.4425% in excess of $10 billion	0.47%
Western Asset Emerging Markets Debt	0.6825% first $300 million;
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $2.5 billion;
	0.6425% on next $2.75 billion;
	0.6125% on next $4 billion;
	0.5925% in excess of $10 billion	0.63%

	Fee Waivers and/or Expense Limitations through June 30, 2017	Fee Waivers and/or Expense Limitations effective July 1, 2017

Bond Portfolio 2017, Bond Portfolio 2018, Bond Portfolio 2019, Bond Portfolio 2020, Bond Portfolio 2021, Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026, Bond Portfolio 2027 and Bond Portfolio 2028

	contractually limit expenses to 0.93% through June 30, 2017	contractually limit expenses to 0.93% through June 30, 2018
Investment Grade Bond	contractually limit expenses to 0.99% through June 30, 2017	contractually limit expenses to 0.99% through June 30, 2018
Lord Abbett Core Fixed Income	contractually waive 0.018% through June 30, 2017	N/A
Western Asset Core Plus Bond	contractually waive 0.04% through June 30, 2017	contractually waive 0.032% through June 30, 2018
Western Asset Emerging Markets Debt	contractually waive 0.05% through June 30, 2017	contractually waive 0.05% through June 30, 2018

*	Management fees are calculated based on an aggregation of net assets of Bond Portfolio 2017, Bond Portfolio 2018, Bond Portfolio 2019, Bond Portfolio 2020, Bond Portfolio 2021, Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026, Bond Portfolio 2027, Bond Portfolio 2028 and Investment Grade Bond.

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#	The management fee waiver and/or expense reimbursement exceeds the management fee for the current period due to expense limitations described above.
(1)	Fund of Funds Discount: The Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Funds sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. This voluntary fee waiver arrangement may be terminated by the Investment Manager at any time. As described below, this voluntary fee waiver will be applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of Quantitative Modeling Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio.

PAD has contractually agreed to reduce its 12b-1 fees for each of the Bond Portfolio 2017, Bond Portfolio 2018, Bond Portfolio 2019, Bond Portfolio 2020, Bond Portfolio 2021, Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026, Bond Portfolio 2027, Bond Portfolio 2028 and Investment Grade Bond Portfolio (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Investment Manager and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver:
Up to and including $ 300 million	0.25	% (no waiver)
Over $ 300 million up to and including $ 500 million	0.23%
Over $ 500 million up to and including $ 750 million	0.22%
Over $ 750 million	0.21%

AST Investment Services, Inc., PGIM Investments, PGIM, Inc. and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

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The Portfolios may invest their overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

For the reporting period ended December 31, 2017, PGIM, Inc. was compensated by PGIM Investments for managing the Portfolios’ securities lending cash collateral as subadviser to the Money Market Fund:

Amount
Bond Portfolio 2017	$1,380
Bond Portfolio 2018	1,904
Bond Portfolio 2019	27
Bond Portfolio 2020	1,572
Bond Portfolio 2021	3,174
Bond Portfolio 2022	1,768
Bond Portfolio 2023	49
Bond Portfolio 2024	37
Bond Portfolio 2025	19
Bond Portfolio 2026	3,316
Bond Portfolio 2027	5,904
Global Real Estate	16,342
High Yield	153,328
Investment Grade Bond	91,548
Lord Abbett Core Fixed Income	85,436
Prudential Core Bond	25,069
Western Asset Core Plus Bond	81,503
Western Asset Emerging Markets Debt	906

In February 2016, Prudential, the parent company of the Investment Manager self reported to the Securities and Exchange Commission (“SEC”) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolios’ “Statement of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions”.

In addition to the above, Prudential has paid and continues to directly pay certain legal, audit and other charges in connection with the matter on behalf of the Portfolios.

The SEC Staff and other regulators continue to review the matter.

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The following Portfolio was reimbursed by Prudential for foreign withholding taxes for certain countries due to the Portfolio’s status as a partnership for tax purposes. The following amounts have been accrued or paid:

	2016 Withholding Tax	2017 Withholding Tax
Global Real Estate	$71,011	$66,956

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5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2017, were as follows:

	Cost of Purchases	Proceeds from Sales
Bond Portfolio 2017	$8,564,363	$59,552,427
Bond Portfolio 2018	11,448,205	32,556,574
Bond Portfolio 2019	7,518,723	14,942,880
Bond Portfolio 2020	18,008,927	44,698,498
Bond Portfolio 2021	21,070,436	56,729,692
Bond Portfolio 2022	22,688,597	39,871,745
Bond Portfolio 2023	7,980,231	8,741,721
Bond Portfolio 2024	31,487,687	4,833,159
Bond Portfolio 2025	4,086,055	11,239,069
Bond Portfolio 2026	42,366,330	56,464,576
Bond Portfolio 2027	66,271,734	63,297,200
Bond Portfolio 2028	5,723,888	272,536
Global Real Estate	276,407,541	297,232,106
High Yield	605,110,988	838,362,249
Investment Grade Bond	703,890,253	1,748,690,278
Lord Abbett Core Fixed Income*	5,002,096,734	5,157,472,247
Prudential Core Bond	4,573,718,879	4,771,261,305
QMA US Equity Alpha	943,638,233	979,175,402
Quantitative Modeling	294,756,725	234,833,510
Western Asset Core Plus Bond	4,695,621,990	4,612,546,571
Western Asset Emerging Markets Debt	39,578,008	105,387,901

*	For the year ended December 31, 2017 the Portfolio purchases and sales transactions under Rule 17a-7, were $0 and $3,507,908 respectively. The Portfolio realized a gain of $28,789 as a result of Rule 17a-7 sales transactions.

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2017, is presented as follows:

Affiliated Mutual Funds**	Value, Beginning of Year	Cost of Purchases		Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
Quantitative Modeling
AB Global Bond	$26,749,503	$17,930,300		$3,236,970		$746,011	$224,395	$42,413,239	3,905,455	$—
AQR Emerging Markets Equity	1,617,172	2,273,959	*	438,094		(144,447)	82,882	3,391,472	264,545	—
AQR Large-Cap	129,299,052	11,270,991		34,992,109		18,283,460	7,204,029	131,065,423	7,154,226	—
BlackRock Low Duration Bond	2,080,566	604,750		202,934		33,922	6,198	2,522,502	234,870	—
BlackRock / Loomis Sayles Bond	10,305,220	2,707,644		1,028,305		435,792	70,087	12,490,438	915,721	—
Boston Partners Large-Cap Value	19,793,250	486,000		26,053,701	*	3,415,168	2,359,283	—	—	—
ClearBridge Dividend Growth	57,541,225	7,108,420		1,545,936		10,714,338	321,682	74,139,729	4,205,316	—
Goldman Sachs Global Income	16,461,237	4,752,141		1,619,255		314,240	88,005	19,996,368	1,867,075	—
Goldman Sachs Large-Cap Value	19,827,656	25,040,946	*	4,295,319		(3,032,373)	737,006	38,277,916	1,231,593	—
Goldman Sachs Mid-Cap Growth	3,679,938	1,866,028		320,988		1,070,733	43,116	6,338,827	672,198	—

B15

Affiliated Mutual Funds**	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
Goldman Sachs Small-Cap Value	$2,609,581	$—	$—		$318,031	$—	$2,927,612	123,268	$—
Goldman Sachs Strategic Income	6,166,042	1,952,319	571,051		(32,296)	1,618	7,516,632	781,355	—
Government Money Market	4,851,002	1,068,277	5,007,762		—	—	911,517	911,517	8,857
High Yield	9,697,589	1,483,082	6,137,652		(220,899)	978,272	5,800,392	576,007	—
Hotchkis & Wiley Large-Cap Value	26,409,631	20,111,358	5,240,189		5,761,290	1,318,015	48,360,105	1,625,004	—
International Growth	62,594,763	8,293,467	11,832,468		19,929,912	1,194,979	80,180,653	4,471,871	—
International Value	63,850,602	7,824,270	6,266,979		14,347,576	90,096	79,845,565	3,745,102	—
Jennison Large-Cap Growth	24,924,672	12,897,799	5,848,462		8,524,773	895,980	41,394,762	1,333,165	—
Loomis Sayles Large-Cap Growth	41,602,393	20,152,230	5,435,997		13,314,092	1,576,903	71,209,621	1,427,905	—
Lord Abbett Core Fixed Income	20,630,829	3,907,106	7,660,029		381,662	216,345	17,475,913	1,382,588	—
MFS Growth	33,218,158	12,814,352	13,687,652		6,486,265	2,312,950	41,144,073	1,735,305	—
MFS Large-Cap Value	39,656,063	14,769,924	2,755,386		7,250,042	492,189	59,412,832	2,955,862	—
Neuberger Berman / LSV Mid-Cap Value	2,041,741	925,987	312,010		268,156	64,321	2,988,195	85,597	—
Parametrics Emerging Markets Equity	1,416,636	229,132	182,025		346,081	22,285	1,832,109	181,217	—
Prudential Core Bond	55,659,517	12,699,065	11,526,206		2,513,227	720,144	60,065,747	4,883,394	—
QMA Emerging Markets Equity	1,011,777	29,705	1,968,029	*	916,067	10,480	—	—	—
QMA International Core Equity	31,620,198	4,410,487	3,707,804		7,451,799	212,349	39,987,029	3,131,326	—
QMA Large-Cap	129,145,108	13,381,073	35,641,005		17,350,460	7,227,343	131,462,979	7,067,902	—
Small-Cap Growth	12,930,433	2,778,286	3,163,766		3,102,546	343,312	15,990,811	359,263	—
Small-Cap Growth Opportunities	12,939,723	2,811,279	2,739,191		2,533,161	351,649	15,896,621	802,049	—
Small-Cap Value	24,535,119	14,580,914	14,663,367		(1,650,174)	3,816,768	26,619,260	929,443	—
T. Rowe Price Large-Cap Growth	19,010,657	26,590,035	5,202,001		9,964,682	1,066,102	51,429,475	1,484,256	—
T. Rowe Price Large-Cap Value	26,422,970	21,361,966	6,481,887		4,746,470	1,394,704	47,444,223	3,133,700	—
T. Rowe Price Natural Resources	6,362,801	535,806	6,791,164		(58,675)	(48,768)	—	—	—
WEDGE Capital Mid-Cap Value	2,043,955	852,852	347,645		364,268	64,027	2,977,457	115,495	—
Wellington Management Global Bond	32,924,799	20,056,314	4,387,843		1,014,286	198,021	49,805,577	4,676,580	—
Western Asset Core Plus Bond	37,137,365	7,764,792	7,309,056		1,772,101	578,855	39,944,057	3,118,193	—

B16

Affiliated Mutual Funds**	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
Western Asset Emerging Markets Debt	$1,516,696	$223,347	$72,951	$136,562	$11,544	$1,815,198	159,228	$—

	$1,020,285,639	$308,546,403	$248,673,188	$158,668,309	$36,247,166	$1,275,074,329		$8,857

*	A portion of the amount represents merger activity of the underlying Portfolio during the reporting period.
**	The Portfolios did not have any capital gain distributions during the reporting period.

On June 14, 2017, GenOn Energy, Inc. and its subsidiaries filed for bankruptcy under Chapter 11. In connection with the Chapter 11 plan of reorganization (the “GenOn Reorganization Plan”), GenOn Energy, Inc. and its subsidiaries will issue a 144A high yield bond offering for the exit financing of the bankruptcy. As part of the GenOn Reorganization Plan and restructuring of the existing bond, on behalf of the High Yield Portfolio (the “Portfolio”), PGIM, Inc. and J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) have agreed to participate in the backstop commitment of $8,258,000 and $2,045,000, respectively, for the new bond offering. Under the commitment agreement, the Portfolio would have been obligated to purchase all of the unsubscribed shares of the bond offering. The Portfolio has received backstop fees of $412,900 and $102,250 in conjunction with the PGIM Inc. and J.P. Morgan commitments, respectively. As of November 17, 2017, the commitment agreement has been terminated and the portfolio was not obligated to Purchase any unsubscribed shares of the bond offering.

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. Each Portfolios’ portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Portfolios had another SCA that provided a commitment of $900 million and the Portfolios paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The following Portfolios utilized the SCA during the reporting period ended December 31, 2017. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

B17

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2017
Bond Portfolio 2017	$791,673	2.53%	52	$2,498,000	$—
Bond Portfolio 2019	374,000	2.49%	2	508,000	—
Bond Portfolio 2020	368,225	2.45%	80	1,547,000	—
Bond Portfolio 2021	550,714	2.36%	56	1,953,000	—
Bond Portfolio 2022	494,636	2.30%	77	2,094,000	—
Bond Portfolio 2023	302,310	2.25%	42	2,088,000	—
Bond Portfolio 2025	275,704	2.20%	27	1,587,000	—
Bond Portfolio 2026	3,458,528	2.16%	36	15,123,000	—
Bond Portfolio 2027	3,595,818	2.20%	33	16,601,000	—
Investment Grade Bond	5,905,900	2.11%	10	34,430,000	—

8.	Capital and Ownership

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

As of December 31, 2017, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Pruco Life Insurance Company (“PLAZ”) and Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

9.	Subsequent Event

Effective as of January 2, 2018, the AST Bond Portfolio 2017 reached its intended maturity date. In accordance with its terms, the securities held by the AST Bond Portfolio 2017 were sold and all outstanding shares of beneficial interest of the Portfolio were redeemed by the separate accounts which owned the shares.

B18

Financial Highlights

	AST Bond Portfolio 2017
	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$12.23	$12.09	$12.07	$11.90	$12.15

Income (Loss) From Investment Operations:
Net investment income (loss)	0.10	0.10	0.10	0.13	0.09
Net realized and unrealized gain (loss) on investments	(0.02)	0.04	(0.08)	0.04	(0.34)

Total from investment operations	0.08	0.14	0.02	0.17	(0.25)

Net Asset Value, end of year	$12.31	$12.23	$12.09	$12.07	$11.90

Total Return(a)	0.65%	1.16%	0.17%	1.43%	(2.06)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.3	$135.9	$114.9	$111.2	$161.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.89%	0.83%	0.89%	0.87%	0.80%
Expenses Before Waivers and/or Expense Reimbursement	0.89%	0.83%	0.89%	0.87%	0.80%
Net investment income (loss)	0.77%	0.82%	0.83%	1.09%	0.75%
Portfolio turnover rate(d)	117%	204%	140%	136%	269%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Bond Portfolio 2018
	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$12.64	$12.44	$12.34	$12.02	$12.41

Income (Loss) From Investment Operations:
Net investment income (loss)	0.12	0.09	0.10	0.13	0.10
Net realized and unrealized gain (loss) on investments	(0.03)	0.11	— (e)	0.19	(0.49)

Total from investment operations	0.09	0.20	0.10	0.32	(0.39)

Net Asset Value, end of year	$12.73	$12.64	$12.44	$12.34	$12.02

Total Return(a)	0.71%	1.61%	0.81%	2.66%	(3.14)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$174.1	$119.8	$141.2	$167.8	$248.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84%	0.84%	0.84%	0.83%	0.78%
Expenses Before Waivers and/or Expense Reimbursement	0.84%	0.84%	0.84%	0.83%	0.79%
Net investment income (loss)	0.95%	0.70%	0.80%	1.09%	0.83%
Portfolio turnover rate(d)	83%	151%	90%	111%	311%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Bond Portfolio 2019
	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$10.53	$10.38	$10.27	$9.85	$10.35

Income (Loss) From Investment Operations:
Net investment income (loss)	0.07	0.02	0.03	0.09	0.06
Net realized and unrealized gain (loss) on investments	0.01	0.13	0.08	0.33	(0.56)

Total from investment operations	0.08	0.15	0.11	0.42	(0.50)

Net Asset Value, end of year	$10.61	$10.53	$10.38	$10.27	$9.85

Total Return(a)	0.76%	1.45%	1.07%	4.26%	(4.83)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$43.0	$59.6	$69.4	$74.3	$116.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%	0.93%	0.96%	0.94%	0.84%
Expenses Before Waivers and/or Expense Reimbursement	1.01%	0.96%	0.96%	0.94%	0.84%
Net investment income (loss)	0.69%	0.22%	0.26%	0.86%	0.60%
Portfolio turnover rate(d)	78%	193%	153%	153%	351%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Bond Portfolio 2020
	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$6.78	$6.65	$6.55	$6.17	$6.60

Income (Loss) From Investment Operations:
Net investment income (loss)	0.08	0.06	0.04	0.07	0.03
Net realized and unrealized gain (loss) on investments	(0.02)	0.07	0.06	0.31	(0.46)

Total from investment operations	0.06	0.13	0.10	0.38	(0.43)

Net Asset Value, end of year	$6.84	$6.78	$6.65	$6.55	$6.17

Total Return(a)	0.88%	1.95%	1.53%	6.16%	(6.52)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$58.1	$120.4	$156.5	$163.7	$238.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.91%	0.84%	0.85%	0.84%	0.85%
Expenses Before Waivers and/or Expense Reimbursement	0.91%	0.84%	0.85%	0.84%	0.85%
Net investment income (loss)	1.11%	0.89%	0.54%	1.08%	0.47%
Portfolio turnover rate(d)	57%	111%	157%	214%	415%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Bond Portfolio 2021
	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$14.56	$14.27	$14.02	$13.01	$14.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20	0.16	0.14	0.20	0.17
Net realized and unrealized gain (loss) on investments	0.03	0.13	0.11	0.81	(1.16)

Total from investment operations	0.23	0.29	0.25	1.01	(0.99)

Net Asset Value, end of year	$14.79	$14.56	$14.27	$14.02	$13.01

Total Return(a)	1.58%	2.03%	1.78%	7.76%	(7.07)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$112.0	$205.7	$272.2	$268.0	$111.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84%	0.79%	0.80%	0.83%	0.82%
Expenses Before Waivers and/or Expense Reimbursement	0.84%	0.79%	0.80%	0.83%	0.82%
Net investment income (loss)	1.34%	1.08%	0.97%	1.43%	1.26%
Portfolio turnover rate(d)	62%	137%	169%	281%	341%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Bond Portfolio 2022
	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$13.39	$13.15	$12.88	$11.67	$12.93

Income (Loss) From Investment Operations:
Net investment income (loss)	0.16	0.14	0.11	0.15	0.11
Net realized and unrealized gain (loss) on investments	0.05	0.10	0.16	1.06	(1.37)

Total from investment operations	0.21	0.24	0.27	1.21	(1.26)

Net Asset Value, end of year	$13.60	$13.39	$13.15	$12.88	$11.67

Total Return(a)	1.57%	1.83%	2.10%	10.37%	(9.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$87.7	$175.6	$195.1	$78.3	$109.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.88%	0.80%	0.85%	0.93%	0.81%
Expenses Before Waivers and/or Expense Reimbursement	0.88%	0.80%	0.85%	0.93%	0.81%
Net investment income (loss)	1.18%	0.98%	0.85%	1.22%	0.87%
Portfolio turnover rate(d)	54%	186%	178%	325%	404%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Bond Portfolio 2023
	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$11.21	$11.01	$10.70	$9.51	$10.59

Income (Loss) From Investment Operations:
Net investment income (loss)	0.11	0.03	— (d)	0.12	0.08
Net realized and unrealized gain (loss) on investments	0.08	0.17	0.31	1.07	(1.16)

Total from investment operations	0.19	0.20	0.31	1.19	(1.08)

Net Asset Value, end of year	$11.40	$11.21	$11.01	$10.70	$9.51

Total Return(a)	1.69%	1.82%	2.90%	12.51%	(10.20)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$35.2	$59.6	$37.3	$244.9	$586.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%	0.93%	0.91%	0.78%	0.77%
Expenses Before Waivers and/or Expense Reimbursement	1.07%	1.07%	0.97%	0.79%	0.78%
Net investment income (loss)	0.97%	0.27%	0.04%	1.18%	0.83%
Portfolio turnover rate(e)	54%	153%	323%	132%	434%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Bond Portfolio 2024
	Year Ended December 31,					January 2, 2013(c) through December 31, 2013
	2017	2016		2015	2014
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.70	$10.49		$10.21	$8.91	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.11	0.09		0.02	0.11	0.07
Net realized and unrealized gain (loss) on investments	0.07	0.12		0.26	1.19	(1.16)

Total from investment operations	0.18	0.21		0.28	1.30	(1.09)

Capital Contributions(e)	—	—	(f)	—	—	—

Net Asset Value, end of period	$10.88	$10.70		$10.49	$10.21	$8.91

Total Return(a)	1.68%	2.00	%(g)	2.74%	14.59%	(10.90)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$78.8	$8.0		$13.1	$208.3	$259.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%	0.93%		0.93%	0.82%	0.82	%(h)
Expenses Before Waivers and/or Expense Reimbursement	1.18%	1.80%		1.05%	0.82%	0.82	%(h)
Net investment income (loss)	1.05%	0.80%		0.22%	1.14%	0.82	%(h)
Portfolio turnover rate(i)	113%	119%		270%	165%	462	%(j)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Less than $0.005 per share.

(g)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(h)	Annualized.

(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(j)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST Bond Portfolio 2025
	Year Ended December 31,			January 2, 2014(c) through December 31, 2014
	2017	2016	2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$12.03	$11.74	$11.51	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.16	0.14	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.06	0.15	0.09	1.40

Total from investment operations	0.22	0.29	0.23	1.51

Net Asset Value, end of period	$12.25	$12.03	$11.74	$11.51

Total Return(a)	1.83%	2.47%	2.00%	15.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$13.3	$33.0	$567.5	$106.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%	0.79%	0.77%	0.99	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.64%	0.79%	0.77%	1.11	%(e)
Net investment income (loss)	1.27%	1.08%	1.19%	1.04	%(e)
Portfolio turnover rate(f)	97%	131%	313%	325	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

	AST Bond Portfolio 2026
	Year Ended December 31,		January 2, 2015(c) through December 31, 2015
	2017	2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.33	$10.12	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.13	0.11	0.10
Net realized and unrealized gain (loss) on investments	0.12	0.10	0.02

Total from investment operations	0.25	0.21	0.12

Net Asset Value, end of period	$10.58	$10.33	$10.12

Total Return(a)	2.42%	2.08%	1.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$215.0	$340.6	$115.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.81%	0.81%	0.89	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.81%	0.81%	0.91	%(e)
Net investment income (loss)	1.28%	0.99%	1.03	%(e)
Portfolio turnover rate(f)	67%	203%	283	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST Bond Portfolio 2027
	Year Ended December 31, 2017	January 4, 2016(c) through December 31, 2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.06	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.14	0.08
Net realized and unrealized gain (loss) on investments	0.12	(0.02)

Total from investment operations	0.26	0.06

Net Asset Value, end of period	$10.32	$10.06

Total Return(a)	2.58%	0.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$257.3	$399.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.80%	0.84	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.80%	0.84	%(e)
Net investment income (loss)	1.34%	0.77	%(e)
Portfolio turnover rate(f)	65%	175	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

	AST Bond Portfolio 2028
	January 3, 2017(c) through December 31, 2017
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.12
Net realized and unrealized gain (loss) on investments	0.10

Total from investment operations	0.22

Net Asset Value, end of period	$10.22

Total Return(a)	2.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$12.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.42	%(e)
Net investment income (loss)	1.23	%(e)
Portfolio turnover rate(f)	140	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST Global Real Estate Portfolio
	Year Ended December 31,
	2017(c)	2016(c)		2015(c)	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.30	$11.20		$11.21	$9.84	$9.43

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.18		0.16	0.19	0.12
Net realized and unrealized gain (loss) on investments	0.99	(0.10)		(0.17)	1.18	0.29

Total from investment operations	1.23	0.08		(0.01)	1.37	0.41

Capital Contributions(d)	—	0.02		—	—	—

Net Asset Value, end of year	$12.53	$11.30		$11.20	$11.21	$9.84

Total Return(a)	10.88%	0.89	%(e)	(0.09)%	13.92%	4.35%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$430.0	$415.9		$535.7	$654.4	$595.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.14%	1.14%		1.14%	1.13%	1.14%
Expenses Before Waivers and/or Expense Reimbursement	1.14%	1.14%		1.14%	1.13%	1.14%
Net investment income (loss)	1.99%	1.61%		1.44%	1.62%	1.21%
Portfolio turnover rate	68%	84%		69%	57%	41%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 0.71%.

	AST High Yield Portfolio
	Year Ended December 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$9.37	$8.12		$8.42	$8.21	$7.66

Income (Loss) From Investment Operations:
Net investment income (loss)	0.56	0.55		0.48	0.49	0.48
Net realized and unrealized gain (loss) on investments	0.14	0.70		(0.78)	(0.28)	0.07

Total from investment operations	0.70	1.25		(0.30)	0.21	0.55

Capital Contributions(d)	—	—	(e)	—	—	—

Net Asset Value, end of year	$10.07	$9.37		$8.12	$8.42	$8.21

Total Return(a)	7.47%	15.39	%(f)	(3.56)%	2.56%	7.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$957.9	$1,192.2		$1,372.4	$1,169.9	$1,563.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.85%	0.85%		0.85%	0.79%	0.76%
Expenses Before Waivers and/or Expense Reimbursement	0.85%	0.85%		0.85%	0.86%	0.86%
Net investment income (loss)	5.69%	6.30%		5.63%	5.74%	6.07%
Portfolio turnover rate(g)	52%	47%		49%	52%	63%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST Investment Grade Bond Portfolio
	Year Ended December 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$7.19	$6.90		$6.82	$6.39	$6.60

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18	0.14		0.16	0.21	0.18
Net realized and unrealized gain (loss) on investments	0.13	0.15		(0.08)	0.22	(0.39)

Total from investment operations	0.31	0.29		0.08	0.43	(0.21)

Capital Contributions(d)	—	—	(e)	—	—	—

Net Asset Value, end of year	$7.50	$7.19		$6.90	$6.82	$6.39

Total Return(a)	4.31%	4.20	%(f)	1.17%	6.73%	(3.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,406.4	$5,109.5		$4,549.7	$1,418.2	$1,321.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.70%	0.70%		0.71%	0.75%	0.74%
Expenses Before Waivers and/or Expense Reimbursement	0.74%	0.74%		0.74%	0.78%	0.77%
Net investment income (loss)	2.41%	1.95%		2.28%	3.13%	2.75%
Portfolio turnover rate(g)	96%	551%		401%	281%	656%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Lord Abbett Core Fixed Income Portfolio
	Year Ended December 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$12.23	$11.92		$11.98	$11.27	$11.50

Income (Loss) From Investment Operations:
Net investment income (loss)	0.22	0.21		0.20	0.19	0.16
Net realized and unrealized gain (loss) on investments	0.19	0.10		(0.26)	0.52	(0.39)

Total from investment operations	0.41	0.31		(0.06)	0.71	(0.23)

Capital Contributions(d)	—	—	(e)	—	—	—

Net Asset Value, end of year	$12.64	$12.23		$11.92	$11.98	$11.27

Total Return(a)	3.35%	2.60	%(f)	(0.50)%	6.30%	(2.00)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,798.1	$2,029.3		$1,532.4	$2,348.7	$1,587.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.74%	0.61%		0.59%	0.58%	0.65%
Expenses Before Waivers and/or Expense Reimbursement	0.75%	0.86%		0.89%	0.89%	0.89%
Net investment income (loss)	1.74%	1.69%		1.71%	1.61%	1.37%
Portfolio turnover rate(g)	459%	518%		543%	550%	625%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST Prudential Core Bond Portfolio
	Year Ended December 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$11.64	$11.17		$11.20	$10.56	$10.81

Income (Loss) From Investment Operations:
Net investment income (loss)	0.29	0.28		0.25	0.24	0.22
Net realized and unrealized gain (loss) on investments	0.37	0.19		(0.28)	0.40	(0.47)

Total from investment operations	0.66	0.47		(0.03)	0.64	(0.25)

Capital Contributions(d)	—	—	(e)	—	—	—

Net Asset Value, end of year	$12.30	$11.64		$11.17	$11.20	$10.56

Total Return(a)	5.67%	4.21	%(h)	(0.27)%	6.06%	(2.31)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,008.4	$3,139.3		$3,410.2	$3,994.4	$3,204.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.74%	0.74%		0.74%	0.75%	0.75%
Expenses Before Waivers and/or Expense Reimbursement	0.74%	0.76%		0.78%	0.78%	0.79%
Net investment income (loss)	2.41%	2.37%		2.19%	2.23%	2.11%
Portfolio turnover rate(g)	188%	172%		310%	327%	667%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST QMA US Equity Alpha Portfolio
	Year Ended December 31,
	2017		2016		2015		2014		2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$24.99		$21.76		$21.11		$18.01		$13.60

Income (Loss) From Investment Operations:
Net investment income (loss)	0.13		0.22		0.22		0.12		0.13
Net realized and unrealized gain (loss) on investments	5.43		3.00		0.43		2.98		4.28

Total from investment operations	5.56		3.22		0.65		3.10		4.41

Capital Contributions(d)	—		0.01		—		—		—

Net Asset Value, end of year	$30.55		$24.99		$21.76		$21.11		$18.01

Total Return(a)	22.25%		14.84	%(e)	3.08%		17.21%		32.43%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$737.7		$654.8		$582.7		$590.5		$479.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.61	%(f)	1.67	%(f)	1.54	%(f)	1.51	%(f)	1.60	%(f)
Expenses Before Waivers and/or Expense Reimbursement	1.61	%(f)	1.67	%(f)	1.54	%(f)	1.51	%(f)	1.60	%(f)
Net investment income (loss)	0.49%		0.97%		1.01%		0.74%		0.84%
Portfolio turnover rate(g)	89%		94%		105%		103%		103%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(f)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.51%, 0.56%, 0.42%, 0.38% and 0.47% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST Quantitative Modeling Portfolio
	Year Ended December 31,
	2017(c)	2016(c)	2015(c)	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.13	$13.29	$13.27	$12.46	$10.18

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.04)	(0.04)	(0.04)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	2.60	0.88	0.06	0.84	2.33

Total from investment operations	2.56	0.84	0.02	0.81	2.28

Net Asset Value, end of year	$16.69	$14.13	$13.29	$13.27	$12.46

Total Return(a)	18.12%	6.32%	0.15%	6.50%	22.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,281.7	$1,025.6	$893.8	$658.5	$430.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.26%	0.26%	0.27%	0.28%	0.30%
Expenses Before Waivers and/or Expense Reimbursement	0.26%	0.27%	0.27%	0.28%	0.30%
Net investment income (loss)	(0.26)%	(0.26)%	(0.27)%	(0.28)%	(0.30)%
Portfolio turnover rate	20%	64%	63%	22%	46%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Western Asset Core Plus Bond Portfolio
	Year Ended December 31,
	2017	2016		2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$12.05	$11.45		$11.33	$10.56	$10.72

Income (Loss) From Investment Operations:
Net investment income (loss)	0.39	0.38		0.34	0.32	0.28
Net realized and unrealized gain (loss) on investments	0.37	0.22		(0.22)	0.45	(0.44)

Total from investment operations	0.76	0.60		0.12	0.77	(0.16)

Capital Contributions(d)	—	—	(e)	—	—	—

Net Asset Value, end of year	$12.81	$12.05		$11.45	$11.33	$10.56

Total Return(a)	6.31%	5.24	%(f)	1.06%	7.29%	(1.49)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,070.8	$3,053.7		$3,358.7	$3,797.8	$3,131.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.74%	0.66%		0.58%	0.61%	0.72%
Expenses Before Waivers and/or Expense Reimbursement	0.78%	0.78%		0.78%	0.79%	0.79%
Net investment income (loss)	3.13%	3.15%		2.95%	2.94%	2.60%
Portfolio turnover rate(g)	214%	155%		170%	245%	284%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

Financial Highlights

	AST Western Asset Emerging Markets Debt Portfolio
	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$10.43	$9.43	$9.73	$9.60	$10.45

Income (Loss) From Investment Operations:
Net investment income (loss)	0.55	0.51	0.44	0.49	0.42
Net realized and unrealized gain (loss) on investments	0.42	0.49	(0.74)	(0.36)	(1.27)

Total from investment operations	0.97	1.00	(0.30)	0.13	(0.85)

Net Asset Value, end of year	$11.40	$10.43	$9.43	$9.73	$9.60

Total Return(a)	9.30%	10.60%	(3.08)%	1.35%	(8.13)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$97.6	$163.0	$148.9	$421.1	$274.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.05%	0.99%	0.99%	0.95%	0.96%
Expenses Before Waivers and/or Expense Reimbursement	1.10%	1.04%	1.04%	1.00%	1.01%
Net investment income (loss)	4.94%	4.94%	4.57%	4.88%	4.26%
Portfolio turnover rate(d)	42%	42%	51%	35%	35%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE SHAREHOLDERS AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028 (commenced operations January 3, 2017), AST Global Real Estate Portfolio, AST High Yield Portfolio, AST Investment Grade Bond Portfolio, AST Lord Abbett Core Fixed Income Portfolio, AST Prudential Core Bond Portfolio, AST QMA US Equity Alpha Portfolio, AST Quantitative Modeling Portfolio, AST Western Asset Core Plus Bond Portfolio, and AST Western Asset Emerging Markets Debt Portfolio (the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2017, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audits provide a reasonable basis for our opinion.

KPMG has served as the auditor of one or more Prudential Insurance investment companies since 2003.

New York, New York

February 15, 2018

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Advanced Series Trust (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Overseen by Trustee	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 50) Trustee Since February 2011	Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	107	Director of NextEra Energy Partners, LP (NYSE: NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 68) Trustee Since January 2013	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	107	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 58) Trustee Since September 2014	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	107	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 67) Trustee Since January 2013	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	107	None

E1

Independent Trustees
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Overseen by Trustee	Other Directorships Held by Trustee**
Stephen M. Chipman* (Age: 56) Trustee Since January 2018	Chief Executive Officer of Radius GGE (USA), Inc. (Since June 2016); formerly, Senior Vice Chairman (December 2014-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	107	None
Robert F. Gunia* (Age: 71) Trustee Since July 2003	Director of ICI Mutual Insurance Company (June 2016-present); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	107	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 76) Trustee Since July 2003 Independent Chair Since July 2003	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	107	None
Thomas M. O’Brien* (Age: 67) Trustee Since July 2003	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	107	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 52) Trustee Since October 2009	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	107	None

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Edward C. Merrill, IV, CFA* (33) Vice President Trust Officer Since June 2017	Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).
Raymond A. O’Hara* (62) Chief Legal Officer Trust Officer Since June 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (42) Chief Compliance Officer Trust Officer Since 2014	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Mutual Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.
Deborah A. Docs* (60) Secretary Trust Officer Since May 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (59) Assistant Secretary Trust Officer Since May 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (43) Assistant Secretary Trust Officer Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French* (55) Assistant Secretary Trust Officer Since October 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (43) Assistant Secretary Trust Officer Since May 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (54) Treasurer and Principal Financial & Accounting Officer Trust Officer Since February 2006	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).
Peter Parrella* (59) Assistant Treasurer Trust Officer Since June 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (50) Assistant Treasurer Trust Officer Since April 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (56) Assistant Treasurer Trust Officer Since April 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Charles H. Smith* (45) Anti-Money Laundering Compliance Officer Trust Officer Since January 2017	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).
Alina Srodecka, CPA* (51) Assistant Treasurer Trust Officer Since June 2017	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800) SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2018 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-B

Advanced Series Trust

ANNUAL REPORT	December 31, 2017

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Multi-Sector Fixed Income Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2017

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS

∎	BENCHMARK GLOSSARY

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2017

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2018

Market Overview — unaudited	Annual Report	December 31, 2017

Fixed Income Market Overview

Bond markets in many developed and emerging markets advanced in 2017 despite interest rate hikes and other reductions in economic stimulus by central banks, broad-based global economic expansion, rising commodity prices, and geopolitical concerns.

Over the 12-month period, based on the performance of Bloomberg Barclays bond indexes, U.S. investment-grade bonds returned 3.54%. Corporate high-yield bonds returned 7.50%. Investment-grade corporate bonds followed with a gain of 6.42%. Treasury Inflation Protected Securities (TIPS) advanced 3.01%. Agency mortgage-backed securities returned 2.47%, closing marginally higher than U.S. Treasury securities, which returned 2.30%.

Municipal bonds advanced 5.45% and global investment-grade bonds gained 7.40%, according to Bloomberg Barclays bond index returns. Emerging markets, as measured by the J.P. Morgan EMBI Global Diversified Index, outperformed with a return of 10.26%.

Central banks react to global economic growth

Following a sluggish first quarter, Gross Domestic Product (GDP) growth in the U.S. rose above 3% in the second and third quarters. The unemployment rate fell to 4.1% — its lowest level since 2000, and investment by businesses picked up. Unemployment also dropped in many other nations including Germany, the United Kingdom, and Japan, which benefited from its aggressive stimulus campaign. Oil prices dropped in the first half of the year but rallied later, particularly in the final quarter, to close the period higher. In contrast to the euro, the U.S. dollar closed the year sharply lower against other major currencies.

Despite low inflation, the Federal Reserve raised its target for the short-term federal funds interbank-lending rate three times during the year, each time by a quarter of a percentage point. Central banks in several other countries scaled back their quantitative-easing efforts.

During the period, the European Central Bank (ECB) trimmed its bond purchases and said that it would further reduce them in 2018. Central banks, including the Bank of England and the People’s Bank of China, raised interest rates.

In late December, President Donald J. Trump signed the Tax Cuts and Jobs Act into law, reducing the corporate tax rate from 35% to 21% (effective January 2018).

U.S. Treasury yield curve flattens

The gap between yields on two-year and 10-year U.S. treasuries narrowed considerably as the Fed raised short-term rates, although the bond markets took the incremental rate hikes in stride thanks to the central bank’s forward guidance. Over the 12 months, long-term treasury bonds in particular posted sizeable gains. The yield on the 10-year U.S. Treasury, which moves opposite to price, ended the period at 2.40%.

Corporate bonds advance

Investors’ favorable reception to U.S. tax reforms, solid corporate earnings, and positive global economic growth drove U.S. corporate bond prices higher over the year.

In the investment-grade arena, long-term U.S. corporate bonds performed especially well. European bonds trailed their U.S. peers by a wide margin but outperformed U.S. Treasuries.

In the U.S. high-yield category, the lowest-rated credits performed best. Bonds rated CCC returned 10.6% for the year, according to Bloomberg Barclays data. Returns of U.S. high-yield bonds were more modest in the final quarter of the year due in part to uncertainties regarding tax reform, global growth, and other factors.

Emerging market bonds and currencies rally

Emerging markets overall generated impressive returns despite political uncertainties and rising short-term interest rates in developed markets. The returns were fueled by global economic expansion; a rise in commodity prices such as oil, which retreated during the first half of the year but rebounded to close the year higher at about $60 per barrel; a weaker U.S. dollar (in contrast to the strong performance of currencies of many emerging markets); and relatively tame inflation. Economic growth in countries including Russia, Brazil, and Argentina, expanded in 2017 after contracting the prior year.

TIPS advance as year comes to a close

Although some bond categories like U.S. high-yield bonds lost momentum in the final month of the period, inflation-linked U.S. TIPS rose 0.92% that month — accounting for nearly one-third of their return for the 12 months.

AST Multi-Sector Fixed Income Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	8.72%	4.43%
Blended Index	9.08	4.59
Bloomberg Barclays US Long Corporate Index	12.09	5.79

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 2/25/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2017, the AST Multi-Sector Fixed Income Portfolio returned 8.72%.

The net assets of the Portfolio at December 31, 2017 were $9,993.0 million.

The Portfolio’s investment objective is to seek to maximize total return consistent with the preservation of capital. The Portfolio’s subadviser is PGIM Fixed Income.

What were market conditions during the reporting period?

2017 was not expected to be a good year for bonds. There was so much for the bond market to fear. European and Japanese interest rates had risen as the ECB and BoJ began their respective stylized tapers. The US had its Republican sweep, bringing with it expectations for pro-cyclical fiscal stimuli and upside risks to forecasts for Fed rate hikes. Consensus year-end forecasts for the 10-year Treasury and Bund yields rose to as high as 3.0% and 75 basis points (bps), respectively. A basis point is 1/100th of a percentage point. All said, this confluence was expected to finally torpedo the decades-old bond bull market.

While European political fears turned out to be at least overblown, if not a bit misguided, all the other fears were grounded in some fashion. The ECB and BoJ are continuing to reduce their purchases, fiscal stimulus in the US is on the way, and the world’s economy generally continues to improve. But thanks to positive yield curves lending a little yield and roll down advantage (selling bonds before they mature) relative to cash, coupled with a little more spread tightening, 2017 confounded many of the initial expectations and turned out to be yet another solid year for fixed income with broad benchmarks generally outperforming cash. Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.

US economic growth has accelerated from 1.5% in 2016 to an estimated 2.3% in 2017. Encouragingly, the source of growth has rotated somewhat toward stronger business investment — a trend the tax package is likely to foster further in 2018. A rebound in corporate profits, weakening dollar in 2017, and broad-based, synchronized growth among US trading partners have contributed to this improvement. Strong consumer spending, meanwhile, has been supported by a drop in the household saving rate over the past two years and a modest pick-up in borrowing. Proposed tax cuts for an estimated 60% of households are expected to continue supporting robust consumption in 2018.

US corporate bonds closed the year on a positive note, supported by tailwinds from the new US tax reform act, ongoing investor demand, robust earnings, and positive global economic growth. For the year, US corporate spreads narrowed by -30 bps and posted an excess return of 345 bps over similar-maturity U.S Treasuries.

What strategies or holdings affected the Portfolio’s performance?

Security selection, entirely within investment-grade corporate bonds was the largest contributor to the Portfolio’s performance during the period. Within corporate bonds, the Portfolio was helped by positioning in the banking, capital goods, chemicals, and technology sectors. Positioning in the telecommunications, electric & water, cable & satellite, and retailers & restaurants sectors hurt performance for the one year period. In terms of specific holdings, the Portfolio benefited from its overweights (holding more shares than the Blended Index) to Bank of America (banking), CF Industries (chemicals), Barrick Gold (metals & mining), Liberty Mutual Holdco (property & casualty), and Gulfstream Natural Gas System (midstream energy). An underweight to General Electric (capital goods) was also positive. Meanwhile, underweights to Valepar (metals & mining), Telefonica

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST Multi-Sector Fixed Income Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited) (Continued)

(telecom), Charter Communications (cable & satellite), and Verizon Communications (telecom), coupled with overweights to CVS Health Corp (retailers & restaurants) and PG&E Corp (electric & water) hurt performance relative to the Blended Index.

Security selection in municipals also added value. This was partially offset by security selection in emerging markets and treasuries which limited results. From a sector allocation standpoint, the Portfolio was hampered by its underweight (holding fewer shares the Index) in investment-grade corporate bonds and overweight to emerging markets. However, this was offset by overweights to commercial mortgage-backed securities (CMBS) and municipals which boosted returns. The Portfolio’s duration and yield curve strategies marginally detracted from performance during the period. Duration is a measure of a bond’s price sensitivity to interest rates over time.

During the period, the Portfolio used futures to manage the Fund’s interest rate risk, which is more efficient than managing interest rate risk through the purchases and sales of cash bonds. The use of futures had a slightly negative impact on the Portfolio’s performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2017

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

AST Multi-Sector Fixed Income Portfolio Blended Index consists of Bloomberg Barclays US Long Corporate Index (65%), an unmanaged index comprised of dollar-denominated debt from US and non-US industrial, utility, and financial institutions issuers with a duration of 10+ years, and the Bloomberg Barclays US Intermediate Corporate Index (35%), an unmanaged index comprised of dollar-denominated debt from US and non-US industrial, utility, and financial institutions issuers with a duration of 1-10 years. (Note: This blend has a cap of 7.5% on Financials).

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2017

AST Multi-Sector Fixed Income
Fund Composition	(% of Net Assets	)
Corporate Bonds	86.4%
Commercial Mortgage-Backed Securities	8.5%
Municipal Bonds	1.6%
U.S. Treasury Obligations	0.3%
Sovereign Bonds	0.3%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2017

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolio		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
AST Multi-Sector Fixed Income Portfolio	Actual	$1,000.00	$1,037.80	0.75%	$3.85
	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2017, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST MULTI-SECTOR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

LONG-TERM INVESTMENTS — 97.5% BANK LOAN(c) — 0.2%	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Technology Hardware, Storage & Peripherals
Dell International LLC, Replacement Term A-3 Loan, 1 Month LIBOR + 1.500% (cost $19,698,979)	3.070%	12/31/18	19,970	$19,962,158

COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.5%
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%	05/10/47	7,370	7,644,411
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A3	3.356%	07/10/47	20,000	20,535,642
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3	2.935%	04/10/48	15,000	14,932,331
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class A3	3.497%	06/10/48	15,000	15,506,910
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A3	3.515%	09/10/58	20,000	20,654,158
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A3	2.944%	05/10/49	20,000	19,835,374
Citigroup Commercial Mortgage Trust, Series 2016-C2, Class A3	2.575%	08/10/49	17,500	16,849,086
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A3	3.050%	04/10/49	19,800	19,744,944
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class A3	2.646%	07/10/49	35,000	33,964,836
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class A4	3.458%	12/10/49	5,500	5,666,399
Citigroup Commercial Mortgage Trust, Series 2017-P7, Class A3	3.442%	04/14/50	20,000	20,484,152
Commercial Mortgage Trust, Series 2013-LC13, Class A4	3.916%	08/10/46	2,500	2,631,614
Commercial Mortgage Trust, Series 2014-CR15, Class A3	3.796%	02/10/47	8,000	8,378,230
Commercial Mortgage Trust, Series 2014-CR18, Class A4	3.550%	07/15/47	10,000	10,351,266
Commercial Mortgage Trust, Series 2014-CR20, Class A3	3.326%	11/10/47	23,000	23,474,817
Commercial Mortgage Trust, Series 2014-UBS4, Class A4	3.420%	08/10/47	20,000	20,562,665
Commercial Mortgage Trust, Series 2014-UBS6, Class A4	3.378%	12/10/47	2,000	2,047,768
Commercial Mortgage Trust, Series 2015-CR22, Class A4	3.048%	03/10/48	15,000	15,039,405
Commercial Mortgage Trust, Series 2015-CR26, Class A3	3.359%	10/10/48	17,000	17,435,981
Commercial Mortgage Trust, Series 2015-DC1, Class A4	3.078%	02/10/48	10,000	10,022,878
Commercial Mortgage Trust, Series 2015-LC21, Class A3	3.445%	07/10/48	17,000	17,481,868
Commercial Mortgage Trust, Series 2015-PC1, Class A4	3.620%	07/10/50	13,500	13,983,471
Commercial Mortgage Trust, Series 2016-COR1, Class A3	2.826%	10/10/49	25,000	24,487,335
Commercial Mortgage Trust, Series 2016-DC2, Class A4	3.497%	02/10/49	18,000	18,537,199
Commercial Mortgage Trust, Series 2017-COR2, Class A2	3.239%	09/10/50	45,000	45,520,830

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A3	3.447%	08/15/48	19,000	$19,425,972
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A3	3.544%	11/15/48	29,500	30,463,682
DBJPM Mortgage Trust, Series 2016-C1, Class A3A	3.015%	05/10/49	10,000	9,966,616
DBJPM Mortgage Trust, Series 2016-C3, Class A4	2.632%	09/10/49	15,000	14,542,659
DBJPM Mortgage Trust, Series 2017-C6, Class A3	3.269%	06/10/50	45,800	46,821,862
GS Mortgage Securities Trust, Series 2014-GC22, Class A4	3.587%	06/10/47	15,000	15,569,304
GS Mortgage Securities Trust, Series 2016-GS2, Class A3	2.791%	05/10/49	20,000	19,627,374
GS Mortgage Securities Trust, Series 2016-GS3, Class A3	2.592%	10/10/49	25,000	24,144,670
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A3	3.928%	01/15/47	10,000	10,488,555
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A3A1	3.538%	09/15/47	15,000	15,503,811
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A4	3.551%	07/15/48	18,000	18,593,732
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%	06/15/45	184	184,784
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%	04/15/46	1,758	1,761,437
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A3	2.559%	08/15/49	17,500	16,862,641
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class A3	3.473%	12/15/47	22,000	22,667,599
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A3	2.531%	08/15/49	10,000	9,582,691
UBS Commercial Mortgage Trust, Series 2017-C5, Class A4	3.212%	11/15/50	10,000	10,083,959
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A4	3.548%	08/15/50	15,000	15,502,142
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A3	3.368%	06/15/48	13,200	13,500,375
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A4	2.925%	04/15/50	15,000	14,929,467
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A3	2.674%	07/15/48	25,000	24,283,178
Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A3	2.684%	10/15/49	35,000	34,058,178
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A3	2.642%	11/15/49	20,000	19,404,274
Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class A3	3.330%	12/15/50	15,000	15,158,598

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $851,436,029)				848,901,130

CORPORATE BONDS — 86.4%
Aerospace & Defense — 0.4%
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.800%	03/01/45	10,790	10,927,959
Lockheed Martin Corp., Sr. Unsec’d. Notes	4.070%	12/15/42	8,015	8,437,713
Lockheed Martin Corp., Sr. Unsec’d. Notes	4.090%	09/15/52	5,135	5,375,351
Northrop Grumman Corp., Sr. Unsec’d. Notes	4.750%	06/01/43	500	577,471

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Aerospace & Defense (continued)
Northrop Grumman Systems Corp., Gtd. Notes	7.875%	03/01/26	2,000	$2,612,836
United Technologies Corp., Sr. Unsec’d. Notes	4.500%	06/01/42	5,700	6,317,679
United Technologies Corp., Sr. Unsec’d. Notes	6.050%	06/01/36	5,000	6,523,188

				40,772,197

Agriculture — 1.3%
Altria Group, Inc., Gtd. Notes	2.850%	08/09/22	8,580	8,636,300
Altria Group, Inc., Gtd. Notes	9.950%	11/10/38	501	858,526
Archer-Daniels-Midland Co., Sr. Unsec’d. Notes	3.750%	09/15/47	10,450	10,654,496
BAT Capital Corp. (United Kingdom), Gtd. Notes, 144A	2.764%	08/15/22	15,450	15,365,866
BAT Capital Corp. (United Kingdom), Gtd. Notes, 144A	4.390%	08/15/37	27,600	28,982,836
BAT Capital Corp. (United Kingdom), Gtd. Notes, 144A	4.540%	08/15/47	4,500	4,738,085
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A	2.750%	06/15/20	4,700	4,722,988
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	2.950%	07/21/20	9,900	9,995,572
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	3.500%	02/11/23	15,483	15,758,971
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.125%	03/04/43	250	257,098
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.375%	11/15/41	1,628	1,751,882
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.500%	03/20/42	1,000	1,088,216
Reynolds American, Inc. (United Kingdom), Gtd. Notes	5.700%	08/15/35	2,240	2,670,049
Reynolds American, Inc. (United Kingdom), Gtd. Notes	5.850%	08/15/45	6,490	8,104,515
Reynolds American, Inc. (United Kingdom), Gtd. Notes	6.875%	05/01/20	8,000	8,771,151
Reynolds American, Inc. (United Kingdom), Gtd. Notes	7.000%	08/04/41	3,275	4,431,678
Reynolds American, Inc. (United Kingdom), Gtd. Notes	8.125%	05/01/40	650	971,959

				127,760,188

Airlines — 1.2%
American Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	4.000%	01/15/27	4,726	4,865,568
American Airlines 2013-2 Class A Pass-Through Trust, Pass-Through Certificates	4.950%	07/15/24	9,005	9,583,811
American Airlines 2015-1 Class A Pass-Through Trust, Pass-Through Certificates	3.375%	11/01/28	10,689	10,677,509
American Airlines 2015-2 Class AA Pass-Through Trust, Pass-Through Certificates	3.600%	03/22/29	3,930	3,996,382
American Airlines 2016-1 Class AA Pass-Through Trust, Pass-Through Certificates	3.575%	07/15/29	5,129	5,221,924
Continental Airlines 2007-1 Class A Pass Through Trust, Pass-Through Certificates	5.983%	10/19/23	324	352,740
Delta Air Lines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	6.821%	02/10/24	484	550,867
Delta Air Lines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates	4.750%	11/07/21	1,102	1,145,649

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Airlines (continued)
Delta Air Lines 2015-1 Class AA Pass-Through Trust, Pass-Through Certificates	3.625%	01/30/29	4,801	$4,978,572
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.600%	12/04/20	7,800	7,775,487
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.875%	03/13/20	14,910	14,996,519
Delta Air Lines, Inc., Sr. Unsec’d. Notes	3.625%	03/15/22	20,660	21,016,964
Northwest Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	7.027%	05/01/21	1,946	2,094,294
United Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	4.300%	02/15/27	2,834	2,990,551
United Airlines 2014-1 Class A Pass-Through Trust, Pass-Through Certificates(a)	4.000%	10/11/27	3,871	4,053,931
United Airlines 2014-2 Class A Pass-Through Trust, Pass-Through Certificates	3.750%	03/03/28	4,869	5,037,122
United Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates	2.875%	04/07/30	23,000	22,557,250
US Airways 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	3.950%	05/15/27	232	241,542

				122,136,682

Auto Manufacturers — 2.3%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.250%	03/02/20	15,135	15,077,065
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.850%	01/06/22	1,300	1,305,568
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.875%	03/10/21	3,500	3,528,488
Ford Holdings LLC, Gtd. Notes	9.300%	03/01/30	2,450	3,462,363
Ford Motor Co., Sr. Unsec’d. Notes	4.750%	01/15/43	12,703	12,882,508
Ford Motor Co., Sr. Unsec’d. Notes(a)	5.291%	12/08/46	5,855	6,371,464
Ford Motor Co., Sr. Unsec’d. Notes	6.375%	02/01/29	2,870	3,359,562
Ford Motor Co., Sr. Unsec’d. Notes	6.625%	10/01/28	16,745	20,450,286
Ford Motor Co., Sr. Unsec’d. Notes	7.125%	11/15/25	2,700	3,268,698
Ford Motor Co., Sr. Unsec’d. Notes	7.450%	07/16/31	9,116	11,916,553
Ford Motor Co., Sr. Unsec’d. Notes	7.750%	06/15/43	1,510	1,983,397
Ford Motor Co., Sr. Unsec’d. Notes	8.900%	01/15/32	891	1,221,443
Ford Motor Co., Sr. Unsec’d. Notes	9.980%	02/15/47	5,300	8,621,536
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.219%	01/09/22	7,350	7,395,282
General Motors Co., Sr. Unsec’d. Notes	4.000%	04/01/25	800	821,557
General Motors Co., Sr. Unsec’d. Notes	5.000%	04/01/35	4,785	5,070,824
General Motors Co., Sr. Unsec’d. Notes	6.250%	10/02/43	45,045	53,354,412
General Motors Co., Sr. Unsec’d. Notes	6.600%	04/01/36	4,580	5,580,218
General Motors Financial Co., Inc., Gtd. Notes	3.150%	01/15/20	7,200	7,281,317
General Motors Financial Co., Inc., Gtd. Notes	3.200%	07/06/21	21,925	22,139,009
General Motors Financial Co., Inc., Gtd. Notes	3.700%	11/24/20	7,450	7,648,042
General Motors Financial Co., Inc., Gtd. Notes	3.950%	04/13/24	3,525	3,628,952
General Motors Financial Co., Inc., Gtd. Notes	4.000%	10/06/26	6,525	6,636,169
General Motors Financial Co., Inc., Gtd. Notes	4.350%	01/17/27	4,835	5,028,630
General Motors Financial Co., Inc., Gtd. Notes	5.250%	03/01/26	11,130	12,238,655

				230,271,998

Auto Parts & Equipment — 0.3%
Aptiv PLC, Gtd. Notes	3.150%	11/19/20	2,480	2,518,304
Delphi Corp., Gtd. Notes	4.150%	03/15/24	7,000	7,392,130
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.000%	04/29/20	7,216	7,475,776
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A(a)	4.500%	04/29/22	7,747	8,134,350

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Auto Parts & Equipment (continued)
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A(a)	4.750%	04/29/25	5,444	$5,763,835

				31,284,395

Banks — 9.5%
Banco Santander SA (Spain), Sr. Unsec’d. Notes	3.500%	04/11/22	11,600	11,827,915
Bank of America Corp., Jr. Sub. Notes	6.100%	12/29/49	6,300	6,914,249
Bank of America Corp., Jr. Sub. Notes	6.250%	09/29/49	5,075	5,608,129
Bank of America Corp., Jr. Sub. Notes(a)	6.300%	12/29/49	3,075	3,474,749
Bank of America Corp., Jr. Sub. Notes	6.500%	10/29/49	2,000	2,272,499
Bank of America Corp., Jr. Sub. Notes	8.125%	12/29/49	4,000	4,079,999
Bank of America Corp., Sr. Unsec’d. Notes, 144A	3.419%	12/20/28	24,217	24,222,204
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%	01/11/23	5,500	5,626,500
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.500%	04/19/26	24,700	25,253,354
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.443%	01/20/48	30,835	34,749,731
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000%	01/21/44	30,900	37,326,585
Bank of America Corp., Sub. Notes	6.110%	01/29/37	1,000	1,278,455
Bank of America Corp., Sub. Notes, MTN	3.950%	04/21/25	6,000	6,204,711
Bank of America Corp., Sub. Notes, MTN	4.000%	01/22/25	11,225	11,678,061
Bank of America Corp., Sub. Notes, MTN	4.200%	08/26/24	5,710	6,013,034
Bank of America Corp., Sub. Notes, MTN	4.450%	03/03/26	8,430	8,998,216
Bank of New York Mellon Corp. (The), Jr. Sub. Notes	4.625%	12/31/49	11,245	11,427,731
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.650%	03/16/25	27,325	27,276,280
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.375%	01/12/26	5,525	5,747,216
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.950%	01/10/47	6,480	7,190,631
Barclays PLC (United Kingdom), Sub. Notes	4.375%	09/11/24	3,500	3,586,273
Barclays PLC (United Kingdom), Sub. Notes	5.200%	05/12/26	9,300	9,917,167
Capital One Financial Corp., Sr. Unsec’d. Notes	3.300%	10/30/24	12,100	12,036,500
CIT Group, Inc., Sr. Unsec’d. Notes	3.875%	02/19/19	1,200	1,211,999
Citigroup, Inc., Jr. Sub. Notes(a)	6.125%	12/29/49	7,500	7,978,125
Citigroup, Inc., Jr. Sub. Notes	6.250%	12/29/49	3,960	4,367,880
Citigroup, Inc., Sr. Unsec’d. Notes	3.668%	07/24/28	24,800	25,160,826
Citigroup, Inc., Sr. Unsec’d. Notes	3.700%	01/12/26	1,800	1,853,117
Citigroup, Inc., Sr. Unsec’d. Notes	4.281%	04/24/48	15,675	17,018,394
Citigroup, Inc., Sr. Unsec’d. Notes	5.875%	01/30/42	8,365	11,001,840
Citigroup, Inc., Sr. Unsec’d. Notes	6.875%	02/15/98	2,825	3,861,082
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%	07/15/39	2,000	3,197,855
Citigroup, Inc., Sub. Notes	4.400%	06/10/25	5,400	5,699,885
Citigroup, Inc., Sub. Notes	4.450%	09/29/27	6,160	6,521,608
Citigroup, Inc., Sub. Notes	4.750%	05/18/46	17,795	19,616,311
Citigroup, Inc., Sub. Notes	5.500%	09/13/25	6,570	7,401,385
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes, MTN	3.625%	09/09/24	1,000	1,034,742
Credit Suisse Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	4.282%	01/09/28	3,335	3,477,070
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.750%	03/26/25	1,665	1,698,945
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.800%	06/09/23	16,907	17,436,093
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, GMTN	3.375%	05/12/21	1,500	1,513,836

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Discover Bank, Sr. Unsec’d. Notes	3.450%	07/27/26	2,205	$2,176,668
Discover Bank, Sr. Unsec’d. Notes	4.200%	08/08/23	725	761,338
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.300%	12/29/49	5,250	5,578,125
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375%	12/29/49	8,100	8,343,000
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes(a)	5.700%	12/29/49	3,325	3,428,408
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%	01/23/25	3,400	3,453,829
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%	11/16/26	9,640	9,696,430
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.625%	01/22/23	225	232,432
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%	05/22/25	9,700	9,993,437
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%	02/25/26	1,500	1,539,136
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.850%	01/26/27	42,400	43,530,261
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	4.017%	10/31/38	7,200	7,404,419
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	4.750%	10/21/45	2,000	2,291,026
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%	01/24/22	700	776,181
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	4.800%	07/08/44	5,500	6,273,050
Goldman Sachs Group, Inc. (The), Sub. Notes	5.150%	05/22/45	8,275	9,596,059
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%	10/01/37	1,525	2,041,431
HSBC Holdings PLC (United Kingdom), Sub. Notes	4.250%	03/14/24	5,000	5,222,893
HSBC Holdings PLC (United Kingdom), Sub. Notes	4.250%	08/18/25	1,560	1,617,762
ING Groep NV (Netherlands), Sr. Unsec’d. Notes	3.950%	03/29/27	6,800	7,089,172
JPMorgan Chase & Co., Jr. Sub. Notes(a)	4.625%	12/31/49	23,500	22,971,250
JPMorgan Chase & Co., Jr. Sub. Notes	5.000%	12/29/49	7,000	7,121,660
JPMorgan Chase & Co., Jr. Sub. Notes	5.150%	12/29/49	1,800	1,860,840
JPMorgan Chase & Co., Jr. Sub. Notes	5.300%	12/01/49	6,990	7,249,329
JPMorgan Chase & Co., Jr. Sub. Notes	6.100%	10/29/49	6,000	6,592,800
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	12/29/49	4,400	4,455,000
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.882%	07/24/38	52,800	54,276,703
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.964%	11/15/48	24,300	25,090,401
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.032%	07/24/48	3,525	3,676,181
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.260%	02/22/48	34,470	37,308,869
JPMorgan Chase & Co., Sr. Unsec’d. Notes	5.400%	01/06/42	250	313,942
JPMorgan Chase & Co., Sr. Unsec’d. Notes	5.600%	07/15/41	1,100	1,414,927
JPMorgan Chase & Co., Sub. Notes	4.125%	12/15/26	9,450	9,968,934
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.750%	01/11/27	10,000	10,155,329
Morgan Stanley, Jr. Sub. Notes	5.450%	07/29/49	3,675	3,772,388
Morgan Stanley, Jr. Sub. Notes	5.550%	12/29/49	5,215	5,417,081
Morgan Stanley, Sr. Unsec’d. Notes	4.375%	01/22/47	22,700	24,883,330
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.700%	10/23/24	3,760	3,885,312
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.875%	01/27/26	589	613,954
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	4.000%	07/23/25	15,405	16,129,816
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.875%	04/29/24	1,190	1,242,450
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.971%	07/22/38	17,130	17,738,019
Morgan Stanley, Sr. Unsec’d. Notes, MTN	4.300%	01/27/45	6,945	7,490,722

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Banks (continued)
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.375%	07/24/42	5,875	$8,168,290
Morgan Stanley, Sub. Notes, GMTN	4.350%	09/08/26	420	440,101
Morgan Stanley, Sub. Notes, MTN	4.100%	05/22/23	60	62,510
Nordea Bank AB (Sweden), Sub. Notes, 144A (original cost $2,017,080; purchased 04/03/14)(f)	4.250%	09/21/22	2,000	2,098,655
People’s United Bank NA, Sub. Notes	4.000%	07/15/24	3,445	3,479,366
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.875%	09/12/23	5,900	5,999,963
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	3.823%	11/03/28	7,620	7,637,675
State Street Corp., Jr. Sub. Notes	5.250%	12/29/49	5,005	5,249,244
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	2.650%	02/01/22	8,490	8,393,863
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	3.491%	05/23/23	18,640	18,936,635
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	4.125%	09/24/25	23,884	25,065,153
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	4.125%	04/15/26	5,475	5,740,802
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	4.253%	03/23/28	6,880	7,249,377
Wells Fargo & Co., Sub. Notes, GMTN	4.900%	11/17/45	7,060	7,990,391
Wells Fargo & Co., Sub. Notes, MTN	4.750%	12/07/46	18,425	20,592,497

				944,539,998

Beverages — 1.0%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.000%	01/17/43	13,125	13,238,698
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.700%	02/01/36	23,680	26,477,777
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.900%	02/01/46	3,890	4,508,467
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	3.750%	07/15/42	5,770	5,611,716
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	4.439%	10/06/48	865	942,319
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.000%	04/15/20	225	238,742
Coca-Cola Femsa SAB de CV (Mexico), Gtd. Notes	5.250%	11/26/43	2,400	2,843,113
Coca-Cola Icecek A/S (Turkey), Sr. Unsec’d. Notes, 144A	4.750%	10/01/18	250	253,273
Constellation Brands, Inc., Gtd. Notes	4.250%	05/01/23	5,824	6,160,976
Dr Pepper Snapple Group, Inc., Gtd. Notes	4.500%	11/15/45	17,400	18,696,808
PepsiCo, Inc., Sr. Unsec’d. Notes	3.450%	10/06/46	3,600	3,492,479
PepsiCo, Inc., Sr. Unsec’d. Notes	4.450%	04/14/46	6,706	7,620,298
PepsiCo, Inc., Sr. Unsec’d. Notes	4.600%	07/17/45	12,645	14,687,408

				104,772,074

Biotechnology — 1.5%
Amgen, Inc., Sr. Unsec’d. Notes	3.625%	05/22/24	6,000	6,233,934
Amgen, Inc., Sr. Unsec’d. Notes	3.875%	11/15/21	500	522,593
Amgen, Inc., Sr. Unsec’d. Notes	4.400%	05/01/45	13,943	15,170,522
Amgen, Inc., Sr. Unsec’d. Notes	4.663%	06/15/51	21,773	24,353,205
Amgen, Inc., Sr. Unsec’d. Notes	4.950%	10/01/41	2,270	2,631,026
Baxalta, Inc., Gtd. Notes(a)	5.250%	06/23/45	4,890	5,698,952

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (Continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Biotechnology (continued)
Biogen, Inc., Sr. Unsec’d. Notes	5.200%	09/15/45	17,708	$21,020,735
Celgene Corp., Sr. Unsec’d. Notes	4.625%	05/15/44	6,837	7,294,559
Celgene Corp., Sr. Unsec’d. Notes	5.000%	08/15/45	1,150	1,304,778
Celgene Corp., Sr. Unsec’d. Notes	5.250%	08/15/43	21,964	25,358,472
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.500%	02/01/25	1,177	1,217,265
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.650%	03/01/26	12,295	12,754,828
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.150%	03/01/47	1,035	1,100,905
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.500%	02/01/45	9,770	10,858,623
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.750%	03/01/46	1,915	2,215,157
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.800%	04/01/44	11,485	13,326,325

				151,061,879

Building Materials — 1.3%
Fortune Brands Home & Security, Inc., Sr. Unsec’d. Notes	4.000%	06/15/25	14,000	14,636,421
Griffon Corp., Gtd. Notes	5.250%	03/01/22	2,900	2,929,000
Johnson Controls International PLC, Sr. Unsec’d. Notes	4.625%	07/02/44	2,381	2,622,635
Johnson Controls International PLC, Sr. Unsec’d. Notes	4.950%	07/02/64	9,970	10,982,503
Johnson Controls International PLC, Sr. Unsec’d. Notes	5.125%	09/14/45	12,450	14,614,696
Macmillan Bloedel Pembroke LP (Canada), Sr. Unsec’d. Notes	7.700%	02/15/26	1,500	1,896,373
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	4.250%	07/02/24	1,125	1,183,352
Masco Corp., Sr. Unsec’d. Notes	4.500%	05/15/47	8,500	8,648,775
Owens Corning, Gtd. Notes	4.200%	12/15/22	1,626	1,704,946
Owens Corning, Gtd. Notes	4.200%	12/01/24	4,868	5,100,061
Owens Corning, Gtd. Notes	4.300%	07/15/47	15,000	14,769,665
Owens Corning, Gtd. Notes	7.000%	12/01/36	7,533	9,944,977
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.375%	11/15/24	6,150	6,428,595
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	6.000%	10/15/25	7,400	7,899,499
Vulcan Materials Co., Sr. Unsec’d. Notes	4.500%	06/15/47	27,278	27,851,064

				131,212,562

Chemicals — 3.1%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	1,350	1,365,241
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	4.125%	03/15/35	3,000	3,099,269
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	4.900%	06/01/43	1,200	1,338,916
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	5.250%	01/15/45	1,300	1,512,508
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	6.125%	01/15/41	4,700	5,978,847
Albemarle Corp., Sr. Unsec’d. Notes	4.150%	12/01/24	4,773	5,057,449
Ashland LLC, Gtd. Notes	4.750%	08/15/22	6,031	6,272,239
Ashland LLC, Gtd. Notes	6.875%	05/15/43	4,000	4,439,999
Celanese US Holdings LLC, Gtd. Notes	4.625%	11/15/22	16,313	17,388,024
CF Industries, Inc., Gtd. Notes	4.950%	06/01/43	7,248	6,849,359
CF Industries, Inc., Gtd. Notes(a)	5.150%	03/15/34	2,835	2,891,699
CF Industries, Inc., Gtd. Notes	5.375%	03/15/44	14,350	14,170,625
CF Industries, Inc., Sr. Sec’d. Notes, 144A	4.500%	12/01/26	6,975	7,270,825
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.125%	11/15/21	12,265	12,860,240
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%	11/15/20	2,705	2,825,028
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.375%	11/15/42	22,013	23,161,245
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%	10/01/44	3,903	4,266,746
Dow Chemical Co. (The), Sr. Unsec’d. Notes	5.250%	11/15/41	9,258	10,781,240

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Chemicals (continued)
Dow Chemical Co. (The), Sr. Unsec’d. Notes	7.375%	11/01/29	5,377	$7,170,832
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%	05/15/39	800	1,367,481
Eastman Chemical Co., Sr. Unsec’d. Notes	3.600%	08/15/22	5,689	5,865,625
Eastman Chemical Co., Sr. Unsec’d. Notes	4.650%	10/15/44	15,028	16,392,944
Eastman Chemical Co., Sr. Unsec’d. Notes	4.800%	09/01/42	8,817	9,694,558
INVISTA Finance LLC, Sr. Sec’d. Notes, 144A	4.250%	10/15/19	9,400	9,518,440
LYB International Finance BV, Gtd. Notes	4.875%	03/15/44	550	610,460
LYB International Finance BV, Gtd. Notes	5.250%	07/15/43	25,780	29,982,760
LYB International Finance II BV, Gtd. Notes	3.500%	03/02/27	18,665	18,759,500
LyondellBasell Industries NV, Sr. Unsec’d. Notes	4.625%	02/26/55	26,849	28,412,971
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%	11/15/21	5,800	6,442,656
Methanex Corp. (Canada), Sr. Unsec’d. Notes	3.250%	12/15/19	5,300	5,323,650
Methanex Corp. (Canada), Sr. Unsec’d. Notes	5.250%	03/01/22	3,100	3,288,554
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	5.500%	01/15/48	3,370	3,281,538
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	5.875%	09/17/44	2,100	2,173,500
Monsanto Co., Sr. Unsec’d. Notes	3.600%	07/15/42	1,000	916,215
Monsanto Co., Sr. Unsec’d. Notes	4.700%	07/15/64	4,550	4,748,286
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%	11/15/43	9,175	9,885,731
PPG Industries, Inc., Sr. Unsec’d. Notes	3.600%	11/15/20	2,000	2,051,176
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	3.450%	08/01/25	2,980	3,027,272
Syngenta Finance NV (Switzerland), Gtd. Notes	4.375%	03/28/42	4,440	3,793,637
Union Carbide Corp., Sr. Unsec’d. Notes	7.750%	10/01/96	500	691,930
WR Grace & Co., Gtd. Notes, 144A	5.125%	10/01/21	1,400	1,471,750

				306,400,965

Commercial Services — 1.5%
Block Financial LLC, Gtd. Notes	4.125%	10/01/20	7,100	7,318,299
Board of Trustees of The Leland Stanford Junior University (The), Unsec’d. Notes	3.647%	05/01/48	12,125	12,963,015
Cleveland Clinic Foundation (The), Unsec’d. Notes	4.858%	01/01/2114	2,875	3,232,997
Ecolab, Inc., Sr. Unsec’d. Notes, 144A	3.950%	12/01/47	2,723	2,783,473
Ecolab, Inc., Sr. Unsec’d. Notes	5.500%	12/08/41	333	416,901
ERAC USA Finance LLC, Gtd. Notes, 144A	2.800%	11/01/18	1,800	1,808,478
ERAC USA Finance LLC, Gtd. Notes, 144A	3.300%	10/15/22	13,000	13,145,520
ERAC USA Finance LLC, Gtd. Notes, 144A(a)	3.300%	12/01/26	8,800	8,725,109
ERAC USA Finance LLC, Gtd. Notes, 144A	4.200%	11/01/46	28,800	28,206,658
ERAC USA Finance LLC, Gtd. Notes, 144A	4.500%	02/15/45	8,460	8,690,663
ERAC USA Finance LLC, Gtd. Notes, 144A	5.625%	03/15/42	1,000	1,180,796
ERAC USA Finance LLC, Gtd. Notes, 144A	6.700%	06/01/34	1,000	1,262,210
ERAC USA Finance LLC, Gtd. Notes, 144A	7.000%	10/15/37	3,623	4,844,854
Massachusetts Institute of Technology, Unsec’d. Notes	3.885%	07/01/2116	370	363,221
Massachusetts Institute of Technology, Unsec’d. Notes	4.678%	07/01/2114	12,715	14,848,055
Massachusetts Institute of Technology, Unsec’d. Notes	5.600%	07/01/2111	160	220,924
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	5.000%	04/15/22	2,025	2,083,219
Northwestern University, Unsec’d. Notes	4.643%	12/01/44	2,800	3,380,071
Novant Health, Inc., Unsec’d. Notes	4.371%	11/01/43	2,150	2,301,180
President and Fellows of Harvard College, Sr. Unsec’d. Notes	4.875%	10/15/40	960	1,208,413
Total System Services, Inc., Sr. Unsec’d. Notes	3.800%	04/01/21	3,280	3,361,888
United Rentals North America, Inc., Gtd. Notes	5.500%	07/15/25	5,000	5,300,000

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Commercial Services (continued)
United Rentals North America, Inc., Gtd. Notes	5.875%	09/15/26	4,000	$4,280,000
University of Notre Dame du Lac, Unsec’d. Notes	3.394%	02/15/48	6,475	6,457,772
University of Pennsylvania, Sr. Unsec’d. Notes	4.674%	09/01/2112	6,976	7,878,595

				146,262,311

Computers — 1.4%
Apple, Inc., Sr. Unsec’d. Notes	3.250%	02/23/26	16,175	16,507,622
Apple, Inc., Sr. Unsec’d. Notes	3.450%	02/09/45	25,666	25,048,171
Apple, Inc., Sr. Unsec’d. Notes	3.750%	09/12/47	6,960	7,132,598
Apple, Inc., Sr. Unsec’d. Notes	3.850%	05/04/43	16,008	16,631,648
Apple, Inc., Sr. Unsec’d. Notes	3.850%	08/04/46	2,700	2,813,856
Apple, Inc., Sr. Unsec’d. Notes	4.250%	02/09/47	2,945	3,272,572
Apple, Inc., Sr. Unsec’d. Notes	4.650%	02/23/46	30,995	36,296,219
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	3.480%	06/01/19	8,475	8,581,170
DXC Technology Co., Sr. Unsec’d. Notes	4.250%	04/15/24	5,000	5,208,207
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	6.350%	10/15/45	4,965	5,256,265
International Business Machines Corp., Sr. Unsec’d. Notes	3.375%	08/01/23	900	931,615
NCR Corp., Gtd. Notes	6.375%	12/15/23	500	523,750
Western Digital Corp., Sr. Sec’d. Notes, 144A	7.375%	04/01/23	6,800	7,335,500

				135,539,193

Distribution/Wholesale — 0.1%
WW Grainger, Inc., Sr. Unsec’d. Notes	4.600%	06/15/45	4,500	4,925,628

Diversified Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750%	05/15/19	15,157	15,396,883
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	4.418%	11/15/35	2,736	2,961,054
International Lease Finance Corp., Sr. Unsec’d. Notes	3.875%	04/15/18	18,000	18,082,423
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%	01/20/43	5,450	6,428,712
Legg Mason, Inc., Sr. Unsec’d. Notes	5.625%	01/15/44	6,600	7,358,182
Navient Corp., Sr. Unsec’d. Notes, MTN	4.875%	06/17/19	1,755	1,784,660
Navient Corp., Sr. Unsec’d. Notes, MTN	5.500%	01/15/19	5,935	6,038,863
Navient Corp., Sr. Unsec’d. Notes, MTN	8.000%	03/25/20	3,250	3,514,063
Navient Corp., Sr. Unsec’d. Notes, MTN	8.450%	06/15/18	7,100	7,281,050
Synchrony Financial, Sr. Unsec’d. Notes	4.250%	08/15/24	1,385	1,436,047

				70,281,937

Electric — 11.0%
AEP Texas, Inc., Sr. Unsec’d. Notes, 144A	2.400%	10/01/22	5,600	5,516,752
AEP Texas, Inc., Sr. Unsec’d. Notes, 144A	3.800%	10/01/47	3,250	3,341,517
AEP Texas, Inc., Sr. Unsec’d. Notes, 144A	3.850%	10/01/25	7,145	7,461,312
AEP Transmission Co. LLC, Sr. Unsec’d. Notes	3.100%	12/01/26	1,000	1,001,986
AEP Transmission Co. LLC, Sr. Unsec’d. Notes, 144A	3.100%	12/01/26	1,080	1,082,145
AEP Transmission Co. LLC, Sr. Unsec’d. Notes, 144A	3.750%	12/01/47	10,015	10,299,727
AEP Transmission Co. LLC, Sr. Unsec’d. Notes	4.000%	12/01/46	5,000	5,295,670
AES Corp., Sr. Unsec’d. Notes	4.875%	05/15/23	750	764,063
Alabama Power Co., Sr. Unsec’d. Notes	3.700%	12/01/47	13,780	14,067,381
Alabama Power Co., Sr. Unsec’d. Notes	4.150%	08/15/44	4,500	4,856,014
Ameren Illinois Co., First Mortgage	3.700%	12/01/47	12,200	12,483,286

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Electric (continued)
Ameren Illinois Co., Sr. Sec’d. Notes	4.150%	03/15/46	7,760	$8,550,241
Appalachian Power Co., Sr. Unsec’d. Notes	4.450%	06/01/45	6,600	7,324,559
Arizona Public Service Co., Sr. Unsec’d. Notes	4.350%	11/15/45	9,065	10,131,238
Arizona Public Service Co., Sr. Unsec’d. Notes	4.700%	01/15/44	2,550	2,903,675
Avangrid, Inc., Sr. Unsec’d. Notes	3.150%	12/01/24	11,020	10,962,345
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	3.350%	07/01/23	325	333,172
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	3.750%	08/15/47	22,800	23,359,592
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	4.500%	02/01/45	8,150	9,111,133
Black Hills Corp., Sr. Unsec’d. Notes	2.500%	01/11/19	4,800	4,813,082
CenterPoint Energy Houston Electric LLC, General Ref. Mortgage	4.500%	04/01/44	16,000	18,588,030
CMS Energy Corp., Sr. Unsec’d. Notes	3.875%	03/01/24	9,250	9,676,694
CMS Energy Corp., Sr. Unsec’d. Notes	4.875%	03/01/44	4,495	5,252,037
Commonwealth Edison Co., First Mortgage	3.650%	06/15/46	15,470	15,625,706
Commonwealth Edison Co., First Mortgage	3.700%	03/01/45	6,751	6,873,162
Commonwealth Edison Co., First Mortgage	3.750%	08/15/47	5,610	5,829,595
Commonwealth Edison Co., First Mortgage	3.800%	10/01/42	1,465	1,518,348
Commonwealth Edison Co., First Mortgage	4.350%	11/15/45	4,655	5,221,941
Commonwealth Edison Co., First Mortgage	4.600%	08/15/43	2,000	2,301,157
Commonwealth Edison Co., First Mortgage	4.700%	01/15/44	925	1,090,074
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	3.850%	06/15/46	6,925	7,212,159
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	3.950%	03/01/43	4,905	5,165,217
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	4.300%	12/01/56	1,785	1,947,748
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes(a)	4.450%	03/15/44	8,000	9,114,375
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	5.700%	06/15/40	2,120	2,759,099
Consumers Energy Co., First Mortgage	3.250%	08/15/46	5,075	4,873,303
Consumers Energy Co., First Mortgage	4.350%	08/31/64	6,520	7,058,810
Delmarva Power & Light Co., First Mortgage	3.500%	11/15/23	8,800	9,092,600
Dominion Energy, Inc., Jr. Sub. Notes	2.962%	07/01/19	4,375	4,408,869
Dominion Energy, Inc., Sr. Unsec’d. Notes	4.700%	12/01/44	1,625	1,842,824
Dominion Energy, Inc., Sr. Unsec’d. Notes	4.900%	08/01/41	8,810	10,180,893
DTE Electric Co., General Ref. Mortgage	3.700%	03/15/45	17,700	18,238,201
DTE Electric Co., General Ref. Mortgage	3.700%	06/01/46	1,305	1,348,936
DTE Electric Co., General Ref. Mortgage	3.750%	08/15/47	7,040	7,323,677
DTE Electric Co., General Ref. Mortgage	3.950%	06/15/42	5,800	6,103,604
DTE Electric Co., General Ref. Mortgage	4.000%	04/01/43	525	563,297
DTE Electric Co., General Ref. Mortgage	4.300%	07/01/44	5,625	6,308,975
DTE Energy Co., Sr. Unsec’d. Notes	3.850%	12/01/23	5,000	5,199,093
Duke Energy Carolinas LLC, First Mortgage	4.250%	12/15/41	12,900	14,198,221
Duke Energy Carolinas LLC, First Mortgage	6.050%	04/15/38	2,505	3,394,761
Duke Energy Carolinas LLC, First Ref. Mortgage	3.750%	06/01/45	10,410	10,721,317
Duke Energy Carolinas LLC, First Ref. Mortgage	2.950%	12/01/26	14,955	14,842,669
Duke Energy Corp., Sr. Unsec’d. Notes	3.750%	09/01/46	3,740	3,698,527
Duke Energy Corp., Sr. Unsec’d. Notes	3.950%	10/15/23	1,200	1,259,646
Duke Energy Corp., Sr. Unsec’d. Notes	3.950%	08/15/47	3,955	4,064,316
Duke Energy Florida LLC, First Mortgage	3.400%	10/01/46	10,280	9,942,446
Duke Energy Indiana LLC, First Mortgage	4.900%	07/15/43	400	481,315
Duke Energy Ohio, Inc., First Mortgage	3.700%	06/15/46	8,015	8,148,828
Duke Energy Ohio, Inc., First Mortgage	3.800%	09/01/23	1,500	1,577,278
Duke Energy Progress LLC, First Mortgage	3.700%	10/15/46	10,295	10,514,927
Duke Energy Progress LLC, First Mortgage	4.100%	03/15/43	1,200	1,303,281

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Electric (continued)
Duke Energy Progress LLC, First Mortgage	4.150%	12/01/44	4,802	$5,237,758
Duke Energy Progress LLC, First Mortgage	5.700%	04/01/35	500	610,950
Duke Energy Progress LLC, First Mortgage	6.125%	09/15/33	4,400	5,626,266
El Paso Electric Co., Sr. Unsec’d. Notes	5.000%	12/01/44	4,800	5,296,868
Electricite de France SA (France), Sr. Unsec’d. Notes, 144A	4.875%	01/22/44	1,000	1,107,737
Electricite de France SA (France), Sr. Unsec’d. Notes, 144A	6.000%	01/22/2114	1,300	1,451,518
Emera US Finance LP (Canada), Gtd. Notes	4.750%	06/15/46	20,050	21,951,219
Enel Finance International NV (Italy), Gtd. Notes, 144A	3.500%	04/06/28	18,460	18,056,240
Exelon Corp., Sr. Unsec’d. Notes	4.450%	04/15/46	5,390	5,857,440
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	2.950%	01/15/20	3,005	3,035,576
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	5.750%	10/01/41	10,000	10,958,336
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.250%	10/01/39	10,000	11,698,119
FirstEnergy Corp., Sr. Unsec’d. Notes	4.850%	07/15/47	12,250	13,670,858
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%	07/15/44	3,150	3,741,633
Florida Power & Light Co., First Mortgage	3.250%	06/01/24	3,575	3,675,197
Florida Power & Light Co., First Mortgage	3.700%	12/01/47	3,870	4,033,739
Florida Power & Light Co., First Mortgage	4.050%	10/01/44	7,550	8,255,352
Fortis, Inc. (Canada), Sr. Unsec’d. Notes	3.055%	10/04/26	7,650	7,386,418
Indiana Michigan Power Co., Sr. Unsec’d. Notes	4.550%	03/15/46	7,235	8,251,900
Indianapolis Power & Light Co., First Mortgage, 144A	4.700%	09/01/45	13,200	14,995,575
Interstate Power & Light Co., Sr. Unsec’d. Notes	4.700%	10/15/43	675	767,908
ITC Holdings Corp., Sr. Unsec’d. Notes	3.250%	06/30/26	10,295	10,236,134
ITC Holdings Corp., Sr. Unsec’d. Notes	5.300%	07/01/43	1,000	1,206,459
Jersey Central Power & Light Co., Sr. Unsec’d. Notes, 144A	4.700%	04/01/24	1,000	1,082,798
Kansas Gas & Electric Co., First Mortgage, 144A	4.300%	07/15/44	2,000	2,149,930
Kentucky Utilities Co., First Mortgage	4.375%	10/01/45	960	1,068,164
Kentucky Utilities Co., First Mortgage	4.650%	11/15/43	675	780,380
Louisville Gas & Electric Co., First Mortgage	4.375%	10/01/45	9,500	10,570,373
Metropolitan Edison Co., Sr. Unsec’d. Notes, 144A	4.000%	04/15/25	10,000	10,276,436
MidAmerican Energy Co., First Mortgage	4.400%	10/15/44	16,080	18,307,205
MidAmerican Energy Co., First Mortgage	4.800%	09/15/43	2,900	3,483,273
Monongahela Power Co., First Mortgage, 144A	4.100%	04/15/24	2,575	2,729,515
New England Power Co. (United Kingdom), Sr. Unsec’d. Notes, 144A	3.800%	12/05/47	7,320	7,483,750
New York State Electric & Gas Corp., Sr. Unsec’d. Notes, 144A	3.250%	12/01/26	8,110	8,176,446
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625%	06/15/23	1,325	1,362,276
Northern States Power Co., First Mortgage	3.400%	08/15/42	8,450	8,362,845
Northern States Power Co., First Mortgage	3.600%	05/15/46	17,056	17,252,875
Northern States Power Co., First Mortgage	3.600%	09/15/47	11,350	11,549,085
Northern States Power Co., First Mortgage	4.000%	08/15/45	4,830	5,229,498
Northern States Power Co., First Mortgage	4.125%	05/15/44	8,520	9,293,080
NRG Energy, Inc., Gtd. Notes	6.625%	01/15/27	2,000	2,115,000
NRG Energy, Inc., Gtd. Notes	7.250%	05/15/26	6,425	6,995,155
Ohio Edison Co., First Mortgage	8.250%	10/15/38	2,722	4,167,462
Oklahoma Gas & Electric Co., Sr. Unsec’d. Notes	4.000%	12/15/44	9,000	9,400,437
Oklahoma Gas & Electric Co., Sr. Unsec’d. Notes	4.150%	04/01/47	3,655	3,976,679
Oklahoma Gas & Electric Co., Sr. Unsec’d. Notes	4.550%	03/15/44	1,325	1,467,656
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	2.950%	03/01/26	9,390	9,142,016

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Electric (continued)
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.400%	08/15/24	10,075	$10,267,093
Pacific Gas & Electric Co., Sr. Unsec’d. Notes, 144A	3.950%	12/01/47	7,815	7,767,284
Pacific Gas & Electric Co., Sr. Unsec’d. Notes(a)	4.000%	12/01/46	20,000	20,020,636
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.600%	06/15/43	4,600	5,027,857
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.750%	02/15/44	2,275	2,522,016
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	5.125%	11/15/43	12,215	14,259,403
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	6.050%	03/01/34	3,000	3,781,323
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	6.250%	03/01/39	2,175	2,827,182
PECO Energy Co., First Mortgage	3.700%	09/15/47	3,840	3,941,888
PECO Energy Co., First Ref. Mortgage	4.800%	10/15/43	1,575	1,860,415
Pennsylvania Electric Co., Sr. Unsec’d. Notes, 144A	3.250%	03/15/28	6,010	5,913,576
PPL Capital Funding, Inc., Gtd. Notes	4.700%	06/01/43	800	894,147
PPL Capital Funding, Inc., Gtd. Notes	5.000%	03/15/44	7,475	8,661,245
PPL Electric Utilities Corp., First Mortgage	3.950%	06/01/47	4,460	4,820,631
PPL Electric Utilities Corp., First Mortgage	4.125%	06/15/44	4,450	4,857,555
PPL Electric Utilities Corp., First Mortgage	6.250%	05/15/39	500	687,569
Progress Energy, Inc., Sr. Unsec’d. Notes	7.000%	10/30/31	23,950	32,004,082
Progress Energy, Inc., Sr. Unsec’d. Notes	7.750%	03/01/31	8,824	12,350,601
Public Service Co. of Colorado, First Mortgage	3.550%	06/15/46	9,880	9,768,529
Public Service Co. of Colorado, First Mortgage	4.300%	03/15/44	165	183,845
Public Service Co. of New Hampshire, First Mortgage	3.500%	11/01/23	4,250	4,383,458
Public Service Electric & Gas Co., First Mortgage, MTN	3.750%	03/15/24	2,900	3,049,812
Public Service Electric & Gas Co., First Mortgage, MTN	4.000%	06/01/44	2,000	2,140,319
Public Service Electric & Gas Co., First Ref. Mortgage, MTN	3.950%	05/01/42	2,000	2,139,197
Puget Energy, Inc., Sr. Sec’d. Notes	3.650%	05/15/25	16,900	17,325,410
Puget Sound Energy, Inc., Sr. Sec’d. Notes	4.434%	11/15/41	1,787	1,977,253
San Diego Gas & Electric Co., First Mortgage	5.350%	05/15/40	773	961,294
South Carolina Electric & Gas Co., First Mortgage	4.500%	06/01/64	13,545	14,046,994
Southern California Edison Co., First Ref. Mortgage	3.600%	02/01/45	4,330	4,365,508
Southern California Edison Co., First Ref. Mortgage	4.000%	04/01/47	28,115	30,197,434
Southern California Edison Co., First Ref. Mortgage	4.050%	03/15/42	2,600	2,791,791
Southern California Edison Co., First Ref. Mortgage	4.650%	10/01/43	950	1,113,368
Southern Co. (The), Sr. Unsec’d. Notes	4.250%	07/01/36	15,000	15,807,019
Southern Power Co., Sr. Unsec’d. Notes	5.250%	07/15/43	1,000	1,130,624
Southwestern Public Service Co., First Mortgage	3.700%	08/15/47	4,470	4,574,073
Southwestern Public Service Co., First Mortgage	4.500%	08/15/41	550	627,859
Tampa Electric Co., Sr. Unsec’d. Notes	4.350%	05/15/44	7,325	7,968,650
Toledo Edison Co. (The), Sr. Sec’d. Notes	6.150%	05/15/37	1,997	2,573,782
Tri-State Generation & Transmission Association, Inc., First Mortgage	4.250%	06/01/46	11,770	12,073,957
Union Electric Co., Sr. Sec’d. Notes	3.650%	04/15/45	9,175	9,342,401
Virginia Electric & Power Co., Sr. Unsec’d. Notes	3.800%	09/15/47	25,900	26,812,404
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.000%	01/15/43	1,399	1,484,062
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.200%	05/15/45	8,500	9,233,323
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.450%	02/15/44	3,835	4,326,728
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.650%	08/15/43	2,000	2,329,698

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Electric (continued)
Westar Energy, Inc., First Mortgage	4.100%	04/01/43	3,775	$4,080,160
Westar Energy, Inc., First Mortgage	4.125%	03/01/42	3,010	3,229,080
Westar Energy, Inc., First Mortgage	4.250%	12/01/45	4,365	4,813,933
Westar Energy, Inc., First Mortgage	4.625%	09/01/43	2,780	3,156,543
Wisconsin Electric Power Co., Sr. Unsec’d. Notes	4.250%	06/01/44	3,850	4,200,612
Wisconsin Public Service Corp., Sr. Unsec’d. Notes	4.752%	11/01/44	5,000	5,968,965
Xcel Energy, Inc., Sr. Unsec’d. Notes	3.350%	12/01/26	5,145	5,208,518

				1,097,907,486

Electrical Components & Equipment — 0.0%
General Cable Corp., Gtd. Notes	5.750%	10/01/22	750	777,188

Electronics — 0.6%
Amphenol Corp., Sr. Unsec’d. Notes	2.550%	01/30/19	4,500	4,515,318
Fortive Corp., Sr. Unsec’d. Notes	4.300%	06/15/46	13,160	14,049,503
Koninklijke Philips NV (Netherlands), Sr. Unsec’d. Notes	5.000%	03/15/42	9,216	10,757,986
Koninklijke Philips NV (Netherlands), Sr. Unsec’d. Notes	6.875%	03/11/38	6,920	9,573,536
Tyco Electronics Group SA (Switzerland), Gtd. Notes	2.375%	12/17/18	1,350	1,353,036
Tyco Electronics Group SA (Switzerland), Gtd. Notes	3.500%	02/03/22	8,100	8,321,821
Tyco Electronics Group SA (Switzerland), Gtd. Notes	7.125%	10/01/37	8,475	12,270,637

				60,841,837

Entertainment — 0.1%
Cinemark USA, Inc., Gtd. Notes	4.875%	06/01/23	1,000	1,012,500
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.875%	11/01/20	7,015	7,278,063

				8,290,563

Environmental Control — 0.1%
Republic Services, Inc., Sr. Unsec’d. Notes	3.375%	11/15/27	7,965	8,024,552

Foods — 1.8%
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750%	06/15/23	1,350	1,363,500
JM Smucker Co. (The), Gtd. Notes	4.375%	03/15/45	8,500	9,012,606
JM Smucker Co. (The), Sr. Unsec’d. Notes	2.500%	03/15/20	1,495	1,498,688
Koninklijke Ahold Delhaize NV (Netherlands), Gtd. Notes	5.700%	10/01/40	11,690	13,729,868
Kraft Heinz Foods Co., Gtd. Notes	3.000%	06/01/26	3,370	3,242,884
Kraft Heinz Foods Co., Gtd. Notes	4.375%	06/01/46	19,550	19,365,245
Kraft Heinz Foods Co., Gtd. Notes	5.000%	07/15/35	16,515	18,030,622
Kraft Heinz Foods Co., Gtd. Notes	5.200%	07/15/45	4,975	5,472,591
Kraft Heinz Foods Co., Gtd. Notes	6.500%	02/09/40	500	634,361
Kraft Heinz Foods Co., Gtd. Notes	6.750%	03/15/32	8,633	10,935,522
Kraft Heinz Foods Co., Gtd. Notes, 144A	7.125%	08/01/39	10,275	13,908,826
Kroger Co. (The), Gtd. Notes	7.700%	06/01/29	4,400	5,766,983
Kroger Co. (The), Sr. Unsec’d. Notes	3.875%	10/15/46	5,820	5,328,174
Kroger Co. (The), Sr. Unsec’d. Notes(a)	4.450%	02/01/47	8,000	7,987,893
Kroger Co. (The), Sr. Unsec’d. Notes(a)	4.650%	01/15/48	19,880	20,349,789
Kroger Co. (The), Sr. Unsec’d. Notes	5.000%	04/15/42	1,150	1,221,834
Kroger Co. (The), Sr. Unsec’d. Notes	5.150%	08/01/43	450	486,655
Sysco Corp., Gtd. Notes	3.750%	10/01/25	7,600	7,902,600

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Foods (continued)
Sysco Corp., Gtd. Notes	4.500%	04/01/46	4,255	$4,629,143
Sysco Corp., Gtd. Notes	4.850%	10/01/45	1,585	1,811,562
Sysco Corp., Gtd. Notes	5.375%	09/21/35	8,000	9,563,068
Tyson Foods, Inc., Gtd. Notes	5.150%	08/15/44	1,075	1,258,035
Tyson Foods, Inc., Sr. Unsec’d. Notes	3.550%	06/02/27	12,390	12,686,863
Tyson Foods, Inc., Sr. Unsec’d. Notes	4.550%	06/02/47	4,660	5,075,272

				181,262,584

Forest Products & Paper — 1.0%
Georgia-Pacific LLC, Sr. Unsec’d. Notes	7.250%	06/01/28	2,960	3,938,809
Georgia-Pacific LLC, Sr. Unsec’d. Notes	7.375%	12/01/25	3,300	4,200,099
Georgia-Pacific LLC, Sr. Unsec’d. Notes	7.750%	11/15/29	8,300	11,666,714
International Paper Co., Sr. Unsec’d. Notes	3.000%	02/15/27	2,785	2,700,192
International Paper Co., Sr. Unsec’d. Notes	4.350%	08/15/48	25,250	26,361,944
International Paper Co., Sr. Unsec’d. Notes	4.800%	06/15/44	27,370	29,960,741
International Paper Co., Sr. Unsec’d. Notes	5.000%	09/15/35	965	1,091,376
International Paper Co., Sr. Unsec’d. Notes	5.150%	05/15/46	1,726	1,998,747
International Paper Co., Sr. Unsec’d. Notes	6.000%	11/15/41	11,290	14,131,402
International Paper Co., Sr. Unsec’d. Notes	7.300%	11/15/39	2,080	2,930,086

				98,980,110

Gas — 1.1%
Atmos Energy Corp., Sr. Unsec’d. Notes	4.125%	10/15/44	5,120	5,591,089
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	4.100%	09/01/47	2,610	2,742,408
Dominion Energy Gas Holdings LLC, Sr. Unsec’d. Notes	4.800%	11/01/43	925	1,036,377
NiSource Finance Corp., Gtd. Notes	4.375%	05/15/47	15,000	16,441,134
NiSource Finance Corp., Gtd. Notes	4.800%	02/15/44	10,310	11,670,960
NiSource Finance Corp., Gtd. Notes	5.650%	02/01/45	3,000	3,756,648
Piedmont Natural Gas Co., Inc., Sr. Unsec’d. Notes	3.640%	11/01/46	5,905	5,814,010
Sempra Energy, Sr. Unsec’d. Notes	3.250%	06/15/27	17,500	17,414,410
Southern California Gas Co., First Mortgage	4.450%	03/15/44	2,500	2,826,295
Southern Co. Gas Capital Corp., Gtd. Notes	3.250%	06/15/26	9,414	9,344,218
Southern Co. Gas Capital Corp., Gtd. Notes	3.950%	10/01/46	5,520	5,480,745
Southern Co. Gas Capital Corp., Gtd. Notes	4.400%	06/01/43	750	797,783
Southern Co. Gas Capital Corp., Gtd. Notes	4.400%	05/30/47	19,383	20,766,129
Southwest Gas Corp., Sr. Unsec’d. Notes	4.875%	10/01/43	5,000	5,675,238

				109,357,444

Healthcare-Products — 1.0%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900%	11/30/21	3,400	3,439,361
Abbott Laboratories, Sr. Unsec’d. Notes	3.875%	09/15/25	3,015	3,118,482
Becton Dickinson & Co., Sr. Unsec’d. Notes	5.000%	11/12/40	5,190	5,706,948
Becton Dickinson & Co., Sr. Unsec’d. Notes	6.000%	05/15/39	2,500	2,926,197
Edwards Lifesciences Corp., Sr. Unsec’d. Notes	2.875%	10/15/18	1,475	1,484,951
Medtronic, Inc., Gtd. Notes	4.375%	03/15/35	6,562	7,397,433
Medtronic, Inc., Gtd. Notes	4.625%	03/15/44	7,550	8,647,559
Medtronic, Inc., Gtd. Notes	4.625%	03/15/45	24,829	28,927,069
Stryker Corp., Sr. Unsec’d. Notes	4.625%	03/15/46	6,405	7,273,609
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	4.100%	08/15/47	21,800	22,458,157
Zimmer Biomet Holdings, Inc., Sr. Unsec’d. Notes	3.550%	04/01/25	5,000	4,996,679

				96,376,445

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Healthcare-Services — 2.5%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	11/15/42	1,865	$1,888,822
Allina Health System, Unsec’d. Notes	4.805%	11/15/45	4,465	5,097,048
Anthem, Inc., Sr. Unsec’d. Notes	3.650%	12/01/27	10,780	10,988,353
Anthem, Inc., Sr. Unsec’d. Notes	4.625%	05/15/42	2,600	2,832,723
Anthem, Inc., Sr. Unsec’d. Notes	4.650%	01/15/43	1,000	1,096,523
Anthem, Inc., Sr. Unsec’d. Notes	4.850%	08/15/54	510	560,078
Anthem, Inc., Sr. Unsec’d. Notes	5.100%	01/15/44	720	840,335
Ascension Health, Sr. Unsec’d. Notes	3.945%	11/15/46	17,310	18,303,256
Ascension Health, Unsec’d. Notes	4.847%	11/15/53	750	874,792
Baylor Scott & White Holdings, Sec’d. Notes	3.967%	11/15/46	24,330	25,302,679
Children’s Hospital Corp. (The), Gtd. Notes	4.115%	01/01/47	6,650	7,194,143
Duke University Health System, Inc., Sr. Unsec’d. Notes	3.920%	06/01/47	5,125	5,361,611
HCA, Inc., Gtd. Notes	5.375%	02/01/25	1,650	1,707,750
HCA, Inc., Gtd. Notes	5.875%	05/01/23	750	800,625
HCA, Inc., Gtd. Notes	5.875%	02/15/26	4,000	4,230,000
HCA, Inc., Sr. Sec’d. Notes	5.250%	04/15/25	3,500	3,701,250
Kaiser Foundation Hospitals, Gtd. Notes	4.150%	05/01/47	12,425	13,425,728
Kaiser Foundation Hospitals, Gtd. Notes	4.875%	04/01/42	1,000	1,191,695
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	2.500%	11/01/18	1,775	1,780,447
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	4.700%	02/01/45	12,050	13,035,157
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125%	07/01/52	2,390	2,517,855
New York and Presbyterian Hospital (The), Unsec’d. Notes	4.024%	08/01/45	6,949	7,352,224
New York and Presbyterian Hospital (The), Unsec’d. Notes	4.063%	08/01/56	2,850	2,993,541
NYU Hospitals Center, Sec’d. Notes	4.368%	07/01/47	13,575	14,627,498
NYU Hospitals Center, Sec’d. Notes	4.784%	07/01/44	4,725	5,399,241
NYU Hospitals Center, Sr. Sec’d. Notes	5.750%	07/01/43	700	911,372
Quest Diagnostics, Inc., Gtd. Notes	5.750%	01/30/40	1,251	1,469,248
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	2.500%	03/30/20	2,400	2,399,889
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	3.450%	06/01/26	4,715	4,730,620
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	4.250%	04/01/24	1,400	1,480,277
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	4.700%	03/30/45	7,800	8,300,586
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	3.350%	09/30/24	12,525	12,952,165
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	4.000%	11/28/44	3,720	3,989,913
RWJ Barnabas Health, Inc., Sr. Unsec’d. Notes	3.949%	07/01/46	8,850	9,022,028
Southern Baptist Hospital of Florida, Inc., Sec’d. Notes	4.857%	07/15/45	4,275	4,922,994
Texas Health Resources, Sec’d. Notes	4.330%	11/15/55	5,400	5,921,747
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.750%	10/15/47	7,770	7,927,483
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%	10/15/42	2,060	2,141,231
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.250%	04/15/47	13,715	15,094,541
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.625%	07/15/35	6,816	7,937,786
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.625%	11/15/41	1,080	1,232,252
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.750%	07/15/45	6,845	8,085,339

				251,622,845

Holding Companies-Diversified — 0.0%
Leucadia National Corp., Sr. Unsec’d. Notes	6.625%	10/23/43	3,500	3,910,396

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Home Builders — 0.2%
D.R. Horton, Inc., Gtd. Notes(a)	4.750%	02/15/23	8,500	$9,079,024
Lennar Corp., Gtd. Notes, 144A	4.750%	11/29/27	8,045	8,284,741
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A	5.250%	04/15/21	600	612,000
Toll Brothers Finance Corp., Gtd. Notes	4.000%	12/31/18	3,332	3,386,145
Toll Brothers Finance Corp., Gtd. Notes	4.875%	11/15/25	915	956,175

				22,318,085

Home Furnishings — 0.0%
Whirlpool Corp., Sr. Unsec’d. Notes, MTN	4.850%	06/15/21	700	748,383
Whirlpool Corp., Sr. Unsec’d. Notes, MTN	5.150%	03/01/43	450	507,555

				1,255,938

Household Products/Wares — 1.1%
Kimberly-Clark Corp., Sr. Unsec’d. Notes	3.200%	07/30/46	15,400	14,433,398
Kimberly-Clark de Mexico SAB de CV (Mexico), Sr. Unsec’d. Notes, 144A	3.250%	03/12/25	28,175	27,699,419
Reckitt Benckiser Treasury Services PLC (United Kingdom), Gtd. Notes, 144A	2.375%	06/24/22	44,150	43,284,094
Reckitt Benckiser Treasury Services PLC (United Kingdom), Gtd. Notes, 144A	2.750%	06/26/24	21,245	20,784,597
SC Johnson & Son, Inc., Sr. Unsec’d. Notes, 144A	4.000%	05/15/43	425	442,714

				106,644,222

Housewares — 0.4%
Newell Brands, Inc., Sr. Unsec’d. Notes	3.850%	04/01/23	4,019	4,158,703
Newell Brands, Inc., Sr. Unsec’d. Notes	3.900%	11/01/25	9,150	9,366,421
Newell Brands, Inc., Sr. Unsec’d. Notes	4.000%	06/15/22	885	916,286
Newell Brands, Inc., Sr. Unsec’d. Notes	5.500%	04/01/46	24,751	29,510,037

				43,951,447

Insurance — 2.1%
Allstate Corp. (The), Sub. Notes	5.750%	08/15/53	800	872,799
American International Group, Inc., Sr. Unsec’d. Notes	4.375%	01/15/55	7,500	7,638,983
American International Group, Inc., Sr. Unsec’d. Notes	4.500%	07/16/44	10,700	11,524,989
American International Group, Inc., Sr. Unsec’d. Notes	4.800%	07/10/45	10,000	11,215,421
American International Group, Inc., Sr. Unsec’d. Notes	4.875%	06/01/22	3,550	3,860,204
Arch Capital Finance LLC, Gtd. Notes	4.011%	12/15/26	3,435	3,576,261
Arch Capital Finance LLC, Gtd. Notes	5.031%	12/15/46	7,245	8,420,753
Arch Capital Group US, Inc., Gtd. Notes	5.144%	11/01/43	8,532	9,951,877
AXIS Specialty Finance PLC, Gtd. Notes	5.150%	04/01/45	3,700	3,970,028
Berkshire Hathaway Finance Corp., Gtd. Notes(a)	4.300%	05/15/43	2,250	2,515,469
Berkshire Hathaway Finance Corp., Gtd. Notes	4.400%	05/15/42	645	726,832
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes(a)	4.500%	02/11/43	905	1,042,904
CNA Financial Corp., Sr. Unsec’d. Notes	4.500%	03/01/26	27,363	29,123,031
Endurance Specialty Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	7.000%	07/15/34	1,700	2,179,673
Everest Reinsurance Holdings, Inc., Sr. Unsec’d. Notes	4.868%	06/01/44	540	574,597

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Insurance (continued)
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	4.300%	04/15/43	200	$214,329
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%	06/15/23	5,635	5,937,780
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.850%	08/01/44	4,300	4,778,955
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%	03/15/35	12,952	16,736,397
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%	05/01/42	18,084	24,131,086
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%	10/09/37	4,385	5,652,104
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%	06/15/40	6,248	8,612,520
Markel Corp., Sr. Unsec’d. Notes	5.000%	03/30/43	100	112,242
Markel Corp., Sr. Unsec’d. Notes	5.000%	04/05/46	3,270	3,698,002
Provident Cos., Inc., Sr. Unsec’d. Notes	7.250%	03/15/28	3,600	4,519,869
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.270%	05/15/47	26,445	27,966,669
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900%	09/15/44	350	400,357
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	4.600%	08/01/43	600	692,730
WR Berkley Corp., Sr. Unsec’d. Notes	4.750%	08/01/44	2,675	2,867,264
XLIT Ltd. (Bermuda), Gtd. Notes	5.250%	12/15/43	2,962	3,400,889

				206,915,014

Lodging — 0.4%
Choice Hotels International, Inc., Gtd. Notes	5.750%	07/01/22	2,500	2,737,500
Marriott International, Inc., Sr. Unsec’d. Notes	3.125%	06/15/26	22,630	22,260,012
Marriott International, Inc., Sr. Unsec’d. Notes	4.500%	10/01/34	13,500	14,343,514
Marriott International, Inc., Sr. Unsec’d. Notes	6.750%	05/15/18	3,600	3,662,854

				43,003,880

Machinery – Construction & Mining — 0.1%
Caterpillar, Inc., Sr. Unsec’d. Notes	4.750%	05/15/64	4,200	4,935,450
Caterpillar, Inc., Sr. Unsec’d. Notes	6.050%	08/15/36	2,200	2,939,557

				7,875,007

Machinery – Diversified — 0.0%
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	3,000	3,235,598

Media — 4.0%
21st Century Fox America, Inc., Gtd. Notes	5.400%	10/01/43	9,675	11,966,498
21st Century Fox America, Inc., Gtd. Notes	6.150%	03/01/37	2,300	3,012,179
21st Century Fox America, Inc., Gtd. Notes	6.400%	12/15/35	4,831	6,420,179
21st Century Fox America, Inc., Gtd. Notes	6.900%	08/15/39	5,060	7,141,548
21st Century Fox America, Inc., Gtd. Notes	7.700%	10/30/25	1,129	1,460,155
21st Century Fox America, Inc., Gtd. Notes	7.750%	12/01/45	4,865	7,717,896
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.500%	05/15/26	6,000	6,112,499
Belo Corp., Gtd. Notes	7.250%	09/15/27	150	167,249
CBS Corp., Gtd. Notes	2.900%	01/15/27	3,365	3,143,063
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	5.375%	05/01/47	39,361	40,358,777
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.384%	10/23/35	21,503	25,107,443
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.484%	10/23/45	10,574	12,328,543

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.834%	10/23/55	10,596	$12,745,328
Comcast Corp., Gtd. Notes	3.150%	03/01/26	6,030	6,074,773
Comcast Corp., Gtd. Notes	3.300%	02/01/27	3,245	3,310,557
Comcast Corp., Gtd. Notes	3.375%	08/15/25	1,275	1,308,512
Comcast Corp., Gtd. Notes	3.400%	07/15/46	18,415	17,423,463
Comcast Corp., Gtd. Notes	3.969%	11/01/47	1,814	1,874,006
Comcast Corp., Gtd. Notes	3.999%	11/01/49	8,598	8,804,532
Comcast Corp., Gtd. Notes	4.049%	11/01/52	10,000	10,232,285
Comcast Corp., Gtd. Notes	4.200%	08/15/34	10,000	10,684,888
Comcast Corp., Gtd. Notes	4.250%	01/15/33	6,090	6,637,888
Comcast Corp., Gtd. Notes	4.500%	01/15/43	6,240	6,894,982
Comcast Corp., Gtd. Notes	4.600%	08/15/45	37,808	42,407,843
Comcast Corp., Gtd. Notes	4.650%	07/15/42	14,400	16,209,198
Comcast Corp., Gtd. Notes	6.450%	03/15/37	8,200	11,064,267
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes	5.000%	05/13/45	600	613,415
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes	6.125%	01/31/46	5,424	6,421,616
NBCUniversal Media LLC, Gtd. Notes	4.450%	01/15/43	6,850	7,474,835
NBCUniversal Media LLC, Gtd. Notes	5.950%	04/01/41	1,300	1,694,517
Scripps Networks Interactive, Inc., Sr. Unsec’d. Notes	3.950%	06/15/25	3,800	3,852,849
TEGNA, Inc., Gtd. Notes	5.125%	07/15/20	2,000	2,047,500
Time Warner Cable LLC, Sr. Sec’d. Notes	5.500%	09/01/41	3,050	3,178,977
Time Warner Cable LLC, Sr. Sec’d. Notes	5.875%	11/15/40	1,290	1,399,638
Time Warner Cable LLC, Sr. Sec’d. Notes	6.550%	05/01/37	2,785	3,275,366
Time Warner Cable LLC, Sr. Sec’d. Notes	6.750%	06/15/39	4,700	5,639,421
Time Warner, Inc., Gtd. Notes	4.650%	06/01/44	19,400	19,728,010
Time Warner, Inc., Gtd. Notes	4.750%	03/29/21	5,026	5,349,680
Time Warner, Inc., Gtd. Notes	4.900%	06/15/42	2,700	2,812,541
Time Warner, Inc., Gtd. Notes	5.350%	12/15/43	5,020	5,536,410
Viacom, Inc., Jr. Sub. Notes(a)	6.250%	02/28/57	3,400	3,319,250
Viacom, Inc., Sr. Unsec’d. Notes	4.850%	12/15/34	9,550	9,186,688
Viacom, Inc., Sr. Unsec’d. Notes	5.250%	04/01/44	27,586	26,950,217
Viacom, Inc., Sr. Unsec’d. Notes	5.850%	09/01/43	4,455	4,609,662
Videotron Ltd. (Canada), Gtd. Notes	5.000%	07/15/22	1,100	1,157,750
Videotron Ltd. (Canada), Gtd. Notes, 144A	5.375%	06/15/24	4,600	4,956,500

				399,813,393

Mining — 2.0%
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	5.250%	04/01/42	10,805	12,457,085
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	6.450%	10/15/35	5,000	6,310,789
Barrick North America Finance LLC (Canada), Gtd. Notes	4.400%	05/30/21	1,306	1,382,415
Barrick North America Finance LLC (Canada), Gtd. Notes	5.700%	05/30/41	8,800	10,812,969
Barrick North America Finance LLC (Canada), Gtd. Notes	5.750%	05/01/43	4,615	5,795,383
Barrick North America Finance LLC (Canada), Gtd. Notes	7.500%	09/15/38	4,470	6,172,400
Barrick PD Australia Finance PTY Ltd. (Canada), Gtd. Notes	5.950%	10/15/39	18,522	23,105,277
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	2.875%	02/24/22	935	945,794
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%	09/30/43	14,955	18,335,525

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value
Mining (continued)
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A	6.250%		10/19/75	1,215	$1,315,238
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625%		06/09/21	4,085	4,174,751
Kinross Gold Corp. (Canada), Gtd. Notes	6.875%		09/01/41	4,000	4,525,000
Newmont Mining Corp., Gtd. Notes	5.875%		04/01/35	7,000	8,482,291
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes(a)	3.750%		06/15/25	8,335	8,737,041
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	5.200%		11/02/40	7,083	8,698,362
Rio Tinto Finance USA PLC (United Kingdom), Gtd. Notes	4.750%		03/22/42	2,100	2,458,105
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	3.875%		04/23/25	13,120	13,605,829
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.875%		04/23/45	11,180	13,503,615
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	6.750%		04/16/40	10,177	13,268,082
Teck Resources Ltd. (Canada), Gtd. Notes	5.400%		02/01/43	10,050	10,100,250
Yamana Gold, Inc. (Canada), Gtd. Notes(a)	4.950%		07/15/24	13,721	14,354,016
Yamana Gold, Inc. (Canada), Sr. Unsec’d. Notes, 144A	4.625%		12/15/27	9,903	9,954,622

					198,494,839

Miscellaneous Manufacturing — 0.5%
Actuant Corp., Gtd. Notes	5.625%		06/15/22	1,000	1,022,499
Amsted Industries, Inc., Gtd. Notes, 144A	5.000%		03/15/22	1,000	1,023,749
General Electric Co., Sr. Unsec’d. Notes	4.125%		10/09/42	3,465	3,629,936
General Electric Co., Sr. Unsec’d. Notes	4.500%		03/11/44	7,195	7,970,407
Ingersoll-Rand Global Holding Co. Ltd., Gtd. Notes	5.750%		06/15/43	450	569,587
Siemens Financieringsmaatschappij NV (Germany), Gtd. Notes, 144A	3.300%		09/15/46	7,685	7,178,177
Siemens Financieringsmaatschappij NV (Germany), Gtd. Notes, 144A	4.200%		03/16/47	19,212	21,078,260
Textron, Inc., Sr. Unsec’d. Notes	3.650%		03/01/21	1,500	1,543,423
Textron, Inc., Sr. Unsec’d. Notes	4.000%		03/15/26	9,045	9,434,620
Textron, Inc., Sr. Unsec’d. Notes	7.250%		10/01/19	750	809,949

					54,260,607

Office Furnishings — 0.0%
Steelcase, Inc., Sr. Unsec’d. Notes	6.375%		02/15/21	3,240	3,545,841

Office/Business Equipment — 0.2%
Xerox Corp., Sr. Unsec’d. Notes	3.625%		03/15/23	23,643	23,064,169

Oil & Gas — 6.3%
Anadarko Finance Co., Gtd. Notes	7.500%		05/01/31	4,290	5,506,638
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	3.450%		07/15/24	3,347	3,333,150
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.500%		07/15/44	5,000	4,982,568
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.539%	(s)	10/10/36	40,612	17,404,256
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.200%		03/15/40	15,066	18,268,331
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	7,052	8,637,372
Andeavor, Gtd. Notes, 144A	5.125%		12/15/26	11,560	12,703,556
Andeavor, Sr. Unsec’d. Notes	3.800%		04/01/28	10,000	10,023,903
Apache Corp., Sr. Unsec’d. Notes	4.750%		04/15/43	3,000	3,083,210
Apache Corp., Sr. Unsec’d. Notes	5.100%		09/01/40	15,688	16,713,760
Apache Corp., Sr. Unsec’d. Notes	5.250%		02/01/42	7,500	8,120,423

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Oil & Gas (continued)
Apache Corp., Sr. Unsec’d. Notes	6.000%	01/15/37	9,033	$10,684,064
Apache Corp., Sr. Unsec’d. Notes	7.950%	04/15/26	6,000	7,384,262
Burlington Resources Finance Co., Gtd. Notes	7.200%	08/15/31	2,285	3,130,961
Burlington Resources Finance Co., Gtd. Notes	7.400%	12/01/31	2,700	3,774,461
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes	6.250%	03/15/38	14,670	18,319,786
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes	6.450%	06/30/33	2,000	2,445,897
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes, GMTN	4.950%	06/01/47	20,000	22,382,727
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.450%	09/15/42	3,300	3,046,733
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.200%	09/15/43	19,015	19,298,551
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.250%	06/15/37	5,000	5,149,484
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes(a)	5.400%	06/15/47	21,000	22,099,009
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.700%	10/15/19	12,584	13,235,851
Chevron Corp., Sr. Unsec’d. Notes	2.954%	05/16/26	4,450	4,448,557
Concho Resources, Inc., Gtd. Notes	4.875%	10/01/47	8,385	9,118,087
ConocoPhillips Co., Gtd. Notes	4.150%	11/15/34	3,300	3,506,438
ConocoPhillips Co., Gtd. Notes(a)	4.950%	03/15/26	14,725	16,714,005
ConocoPhillips Holding Co., Sr. Unsec’d. Notes	6.950%	04/15/29	3,300	4,334,250
Devon Energy Corp., Sr. Unsec’d. Notes	4.000%	07/15/21	10,000	10,413,632
Devon Energy Corp., Sr. Unsec’d. Notes	4.750%	05/15/42	2,900	3,070,802
Devon Energy Corp., Sr. Unsec’d. Notes	5.000%	06/15/45	9,801	10,933,470
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%	07/15/41	23,625	27,846,125
Devon Energy Corp., Sr. Unsec’d. Notes	7.950%	04/15/32	3,913	5,365,755
Devon Financing Co. LLC, Gtd. Notes	7.875%	09/30/31	8,330	11,435,463
Encana Corp. (Canada), Sr. Unsec’d. Notes	6.500%	05/15/19	6,300	6,619,690
Encana Corp. (Canada), Sr. Unsec’d. Notes	6.500%	08/15/34	18,163	22,444,454
EOG Resources, Inc., Sr. Unsec’d. Notes	2.450%	04/01/20	4,000	4,011,443
EOG Resources, Inc., Sr. Unsec’d. Notes	3.900%	04/01/35	5,533	5,647,392
EOG Resources, Inc., Sr. Unsec’d. Notes	4.150%	01/15/26	11,045	11,755,190
Exxon Mobil Corp., Sr. Unsec’d. Notes(a)	3.567%	03/06/45	4,370	4,416,021
Exxon Mobil Corp., Sr. Unsec’d. Notes	4.114%	03/01/46	9,125	10,213,028
Helmerich & Payne International Drilling Co., Gtd. Notes	4.650%	03/15/25	8,000	8,421,194
Hess Corp., Sr. Unsec’d. Notes(a)	4.300%	04/01/27	5,000	5,012,238
Hess Corp., Sr. Unsec’d. Notes(a)	5.800%	04/01/47	6,560	7,299,915
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.000%	04/15/24	10,133	10,585,105
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.800%	09/15/37	5,435	7,061,629
Marathon Petroleum Corp., Sr. Unsec’d. Notes	2.700%	12/14/18	6,160	6,182,128
Marathon Petroleum Corp., Sr. Unsec’d. Notes(a)	5.000%	09/15/54	9,375	9,494,583
Marathon Petroleum Corp., Sr. Unsec’d. Notes	5.850%	12/15/45	3,110	3,582,324
Noble Energy, Inc., Sr. Unsec’d. Notes	3.900%	11/15/24	500	514,092
Noble Energy, Inc., Sr. Unsec’d. Notes	5.050%	11/15/44	6,378	6,831,791
Noble Energy, Inc., Sr. Unsec’d. Notes	5.250%	11/15/43	11,315	12,523,040
Noble Energy, Inc., Sr. Unsec’d. Notes	6.000%	03/01/41	12,630	14,937,321
Occidental Petroleum Corp., Sr. Unsec’d. Notes	4.100%	02/15/47	4,610	4,900,340
Occidental Petroleum Corp., Sr. Unsec’d. Notes	4.400%	04/15/46	29,440	32,588,722
Phillips 66, Gtd. Notes	4.650%	11/15/34	3,500	3,834,774
Phillips 66, Gtd. Notes	4.875%	11/15/44	6,200	7,101,394
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	4.450%	01/15/26	14,525	15,568,418

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Oil & Gas (continued)
Range Resources Corp., Gtd. Notes(a)	4.875%	05/15/25	10,000	$9,650,000
Sasol Financing International Ltd. (South Africa), Gtd. Notes	4.500%	11/14/22	5,761	5,836,469
Shell International Finance BV (Netherlands), Gtd. Notes	3.250%	05/11/25	10,000	10,276,876
Shell International Finance BV (Netherlands), Gtd. Notes	4.375%	05/11/45	5,430	6,105,344
Statoil ASA (Norway), Gtd. Notes	3.950%	05/15/43	2,796	2,924,726
Statoil ASA (Norway), Gtd. Notes	7.750%	06/15/23	1,200	1,490,623
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.000%	11/15/47	4,800	4,912,504
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.500%	06/15/38	3,900	5,268,939
Tosco Corp., Gtd. Notes	7.800%	01/01/27	4,830	6,396,423
Valero Energy Corp., Sr. Unsec’d. Notes	4.900%	03/15/45	7,045	8,023,957

				629,347,624

Oil & Gas Services — 0.6%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., Sr. Unsec’d. Notes, 144A	4.080%	12/15/47	5,905	6,005,770
Cameron International Corp., Gtd. Notes	3.600%	04/30/22	1,500	1,523,068
Cameron International Corp., Gtd. Notes	5.125%	12/15/43	2,000	2,229,264
Cameron International Corp., Gtd. Notes	7.000%	07/15/38	4,000	5,264,216
Halliburton Co., Sr. Unsec’d. Notes	4.500%	11/15/41	1,835	1,929,357
Halliburton Co., Sr. Unsec’d. Notes(a)	4.750%	08/01/43	9,350	10,208,570
Halliburton Co., Sr. Unsec’d. Notes	7.450%	09/15/39	375	536,244
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000%	12/21/25	18,895	19,855,638
Schlumberger Investment SA, Gtd. Notes	3.650%	12/01/23	13,850	14,580,756

				62,132,883

Packaging & Containers — 0.3%
Ball Corp., Gtd. Notes	4.000%	11/15/23	975	994,499
Crown Americas LLC/Crown Americas Capital Corp. IV, Gtd. Notes	4.500%	01/15/23	300	304,500
Greif, Inc., Sr. Unsec’d. Notes	7.750%	08/01/19	625	667,188
Packaging Corp. of America, Sr. Unsec’d. Notes	3.900%	06/15/22	2,200	2,291,501
Packaging Corp. of America, Sr. Unsec’d. Notes	4.500%	11/01/23	3,059	3,290,804
Silgan Holdings, Inc., Sr. Unsec’d. Notes	5.500%	02/01/22	1,400	1,435,000
WestRock MWV LLC, Gtd. Notes	7.550%	03/01/47	4,109	5,827,448
WestRock MWV LLC, Gtd. Notes	7.950%	02/15/31	7,987	11,231,203

				26,042,143

Pharmaceuticals — 3.6%
AbbVie, Inc., Sr. Unsec’d. Notes	4.400%	11/06/42	950	1,018,539
AbbVie, Inc., Sr. Unsec’d. Notes	4.450%	05/14/46	15,475	16,821,325
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%	05/14/35	10,215	11,219,560
AbbVie, Inc., Sr. Unsec’d. Notes	4.700%	05/14/45	9,925	11,128,652
Allergan Funding SCS, Gtd. Notes(a)	3.800%	03/15/25	14,845	15,112,904
Allergan Funding SCS, Gtd. Notes	4.550%	03/15/35	2,333	2,468,702
Allergan Funding SCS, Gtd. Notes	4.750%	03/15/45	2,559	2,724,200
Allergan Funding SCS, Gtd. Notes	4.850%	06/15/44	11,955	12,796,927
AmerisourceBergen Corp., Sr. Unsec’d. Notes	4.300%	12/15/47	10,340	10,376,928
Cardinal Health, Inc., Sr. Unsec’d. Notes	3.500%	11/15/24	1,500	1,506,939
Cardinal Health, Inc., Sr. Unsec’d. Notes	4.600%	03/15/43	2,700	2,780,028
Express Scripts Holding Co., Gtd. Notes	3.400%	03/01/27	17,240	16,917,839

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Pharmaceuticals (continued)
Express Scripts Holding Co., Gtd. Notes(a)	4.500%	02/25/26	16,905	$17,939,709
Express Scripts Holding Co., Gtd. Notes(a)	4.800%	07/15/46	19,480	20,722,590
Forest Laboratories LLC, Gtd. Notes, 144A	4.875%	02/15/21	3,975	4,207,652
Johnson & Johnson, Sr. Unsec’d. Notes	3.400%	01/15/38	4,365	4,470,907
Johnson & Johnson, Sr. Unsec’d. Notes	3.625%	03/03/37	8,185	8,647,294
Johnson & Johnson, Sr. Unsec’d. Notes	3.700%	03/01/46	23,530	24,800,401
Johnson & Johnson, Sr. Unsec’d. Notes	4.375%	12/05/33	4,000	4,560,458
Johnson & Johnson, Sr. Unsec’d. Notes	4.850%	05/15/41	4,080	4,966,009
McKesson Corp., Sr. Unsec’d. Notes(a)	3.796%	03/15/24	6,200	6,421,917
Mead Johnson Nutrition Co. (United Kingdom), Gtd. Notes	4.125%	11/15/25	3,175	3,367,434
Mead Johnson Nutrition Co. (United Kingdom), Gtd. Notes	4.600%	06/01/44	4,226	4,711,623
Merck & Co., Inc., Sr. Unsec’d. Notes	3.700%	02/10/45	3,515	3,669,451
Merck & Co., Inc., Sr. Unsec’d. Notes	4.150%	05/18/43	5,750	6,429,470
Mylan NV, Gtd. Notes	3.000%	12/15/18	2,645	2,659,144
Mylan NV, Gtd. Notes(a)	3.950%	06/15/26	10,700	10,789,525
Mylan NV, Gtd. Notes	5.250%	06/15/46	3,650	3,999,342
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.000%	11/20/45	19,625	21,318,397
Pfizer, Inc., Sr. Unsec’d. Notes	4.125%	12/15/46	17,085	18,966,576
Pfizer, Inc., Sr. Unsec’d. Notes	4.400%	05/15/44	8,500	9,756,507
Pfizer, Inc., Sr. Unsec’d. Notes	7.200%	03/15/39	3,300	5,060,677
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.400%	09/23/21	21,060	20,728,539
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.875%	09/23/23	43,270	42,537,628
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200%	09/23/26	8,995	8,794,886

				364,398,679

Pipelines — 3.3%
Buckeye Partners LP, Sr. Unsec’d. Notes	2.650%	11/15/18	825	827,385
Buckeye Partners LP, Sr. Unsec’d. Notes	4.125%	12/01/27	20,000	19,776,711
DCP Midstream Operating LP, Gtd. Notes, 144A	5.350%	03/15/20	1,500	1,563,750
DCP Midstream Operating LP, Gtd. Notes	5.600%	04/01/44	5,579	5,537,158
DCP Midstream Operating LP, Gtd. Notes, 144A	6.450%	11/03/36	10,766	11,546,535
DCP Midstream Operating LP, Gtd. Notes	8.125%	08/16/30	1,000	1,170,000
Energy Transfer LP, Sr. Unsec’d. Notes	4.900%	03/15/35	1,905	1,884,415
Energy Transfer LP, Sr. Unsec’d. Notes	5.150%	02/01/43	700	662,869
Energy Transfer LP, Sr. Unsec’d. Notes	5.150%	03/15/45	4,650	4,521,413
Energy Transfer LP, Sr. Unsec’d. Notes	6.125%	12/15/45	9,130	9,914,422
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	2.700%	04/01/19	2,200	2,198,030
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	5.450%	06/01/47	4,900	5,177,786
Enterprise Products Operating LLC, Gtd. Notes	4.850%	08/15/42	1,990	2,185,265
Enterprise Products Operating LLC, Gtd. Notes	4.850%	03/15/44	5,775	6,286,326
Enterprise Products Operating LLC, Gtd. Notes	4.875%	08/16/77	7,490	7,508,725
Enterprise Products Operating LLC, Gtd. Notes	4.900%	05/15/46	34,397	37,898,441
Enterprise Products Operating LLC, Gtd. Notes	4.950%	10/15/54	3,110	3,402,581
Enterprise Products Operating LLC, Gtd. Notes	6.875%	03/01/33	55	72,296
Gulfstream Natural Gas System LLC, Sr. Unsec’d. Notes, 144A	5.950%	10/15/45	19,904	24,652,140
Kinder Morgan Energy Partners LP, Gtd. Notes	5.400%	09/01/44	878	928,273
Kinder Morgan Energy Partners LP, Gtd. Notes	6.500%	04/01/20	6,175	6,661,119
Kinder Morgan, Inc., Gtd. Notes	5.300%	12/01/34	3,079	3,284,566
Kinder Morgan, Inc., Gtd. Notes	5.550%	06/01/45	11,700	12,804,411

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Pipelines (continued)
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.200%	03/15/45	2,630	$2,569,877
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	5.150%	10/15/43	5,820	6,583,315
MPLX LP, Sr. Unsec’d. Notes	4.000%	02/15/25	570	581,641
MPLX LP, Sr. Unsec’d. Notes	4.875%	12/01/24	6,200	6,682,977
Oleoducto Central SA (Colombia), Sr. Unsec’d. Notes, 144A	4.000%	05/07/21	1,300	1,329,250
ONEOK Partners LP, Gtd. Notes	6.200%	09/15/43	9,515	11,302,917
ONEOK Partners LP, Gtd. Notes	6.850%	10/15/37	1,742	2,173,170
ONEOK, Inc., Gtd. Notes	4.950%	07/13/47	16,010	16,656,549
Phillips 66 Partners LP, Sr. Unsec’d. Notes	3.550%	10/01/26	11,680	11,576,278
Phillips 66 Partners LP, Sr. Unsec’d. Notes	4.680%	02/15/45	500	513,566
Phillips 66 Partners LP, Sr. Unsec’d. Notes	4.900%	10/01/46	6,500	6,876,654
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes(a)	4.500%	12/15/26	2,500	2,534,250
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	4.700%	06/15/44	6,500	6,076,539
Southern Natural Gas Co. LLC, Sr. Unsec’d. Notes, 144A	4.800%	03/15/47	1,250	1,374,610
Spectra Energy Partners LP, Sr. Unsec’d. Notes	4.500%	03/15/45	8,670	8,939,853
Spectra Energy Partners LP, Sr. Unsec’d. Notes	5.950%	09/25/43	525	638,450
Sunoco Logistics Partners Operations LP, Gtd. Notes	5.350%	05/15/45	1,875	1,863,212
Western Gas Partners LP, Sr. Unsec’d. Notes	3.950%	06/01/25	4,925	4,924,456
Western Gas Partners LP, Sr. Unsec’d. Notes	5.450%	04/01/44	3,175	3,373,797
Williams Partners LP, Sr. Unsec’d. Notes	3.750%	06/15/27	16,760	16,794,835
Williams Partners LP, Sr. Unsec’d. Notes	4.300%	03/04/24	9,900	10,368,802
Williams Partners LP, Sr. Unsec’d. Notes	4.900%	01/15/45	7,600	8,062,628
Williams Partners LP, Sr. Unsec’d. Notes	5.100%	09/15/45	19,899	21,884,347
Williams Partners LP, Sr. Unsec’d. Notes	5.400%	03/04/44	4,950	5,555,745

				329,702,335

Real Estate — 0.0%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada), Sr. Unsec’d. Notes, 144A	3.875%	03/20/27	4,600	4,702,764

Real Estate Investment Trusts (REITs) — 1.8%
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	3.650%	06/15/24	4,850	4,824,667
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	3.875%	08/15/22	3,372	3,454,958
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	3.900%	03/15/27	14,465	14,319,546
Crown Castle International Corp., Sr. Unsec’d. Notes	4.875%	04/15/22	8,073	8,657,192
DDR Corp., Sr. Unsec’d. Notes	3.500%	01/15/21	3,000	3,045,389
DDR Corp., Sr. Unsec’d. Notes	3.900%	08/15/24	1,450	1,460,763
DDR Corp., Sr. Unsec’d. Notes(a)	4.700%	06/01/27	3,345	3,501,892
Digital Realty Trust LP, Gtd. Notes	3.400%	10/01/20	2,450	2,498,389
Equity Commonwealth, Sr. Unsec’d. Notes	5.875%	09/15/20	6,049	6,390,279
Essex Portfolio LP, Gtd. Notes	5.200%	03/15/21	2,000	2,141,662
Government Properties Income Trust, Sr. Unsec’d. Notes	3.750%	08/15/19	9,600	9,680,681
HCP, Inc., Sr. Unsec’d. Notes	4.000%	12/01/22	3,900	4,083,633
HCP, Inc., Sr. Unsec’d. Notes	4.000%	06/01/25	25,936	26,697,649
HCP, Inc., Sr. Unsec’d. Notes	4.200%	03/01/24	2,630	2,751,468

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Real Estate Investment Trusts (REITs) (continued)
HCP, Inc., Sr. Unsec’d. Notes	4.250%	11/15/23	6,000	$6,297,478
Mack-Cali Realty LP, Sr. Unsec’d. Notes	3.150%	05/15/23	14,576	13,556,483
Mack-Cali Realty LP, Sr. Unsec’d. Notes	4.500%	04/18/22	4,311	4,319,422
Realty Income Corp., Sr. Unsec’d. Notes	3.875%	07/15/24	3,050	3,146,882
Realty Income Corp., Sr. Unsec’d. Notes	4.125%	10/15/26	1,550	1,611,478
Realty Income Corp., Sr. Unsec’d. Notes	4.650%	08/01/23	1,530	1,646,724
Select Income REIT, Sr. Unsec’d. Notes	2.850%	02/01/18	15,300	15,300,000
Select Income REIT, Sr. Unsec’d. Notes	4.150%	02/01/22	8,250	8,342,568
Welltower, Inc., Sr. Unsec’d. Notes	4.250%	04/01/26	4,085	4,276,495
Weyerhaeuser Co., Sr. Unsec’d. Notes	4.625%	09/15/23	5,000	5,369,307
Weyerhaeuser Co., Sr. Unsec’d. Notes	6.950%	10/01/27	2,068	2,592,047
Weyerhaeuser Co., Sr. Unsec’d. Notes	7.375%	03/15/32	14,248	19,680,478
Weyerhaeuser Co., Sr. Unsec’d. Notes	8.500%	01/15/25	3,500	4,600,197

				184,247,727

Retail — 3.1%
Alimentation Couche-Tard, Inc. (Canada), Gtd. Notes, 144A	3.550%	07/26/27	20,000	19,981,482
Bed Bath & Beyond, Inc., Sr. Unsec’d. Notes	5.165%	08/01/44	6,800	5,981,659
Brinker International, Inc., Gtd. Notes, 144A(a)	5.000%	10/01/24	17,675	17,851,749
CVS Health Corp., Sr. Unsec’d. Notes	2.875%	06/01/26	11,045	10,589,506
CVS Health Corp., Sr. Unsec’d. Notes	3.375%	08/12/24	1,150	1,156,200
CVS Health Corp., Sr. Unsec’d. Notes	3.500%	07/20/22	5,230	5,327,286
CVS Health Corp., Sr. Unsec’d. Notes	3.875%	07/20/25	1,178	1,213,185
CVS Health Corp., Sr. Unsec’d. Notes	4.125%	05/15/21	550	571,430
CVS Health Corp., Sr. Unsec’d. Notes	5.125%	07/20/45	38,765	44,428,337
CVS Health Corp., Sr. Unsec’d. Notes	5.300%	12/05/43	17,195	20,008,613
Home Depot, Inc. (The), Sr. Unsec’d. Notes	3.500%	09/15/56	1,105	1,062,993
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.200%	04/01/43	5,422	5,971,839
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.250%	04/01/46	9,395	10,492,303
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.400%	03/15/45	15,945	18,057,136
Home Depot, Inc. (The), Sr. Unsec’d. Notes	5.875%	12/16/36	8,382	11,342,594
L Brands, Inc., Gtd. Notes	5.625%	02/15/22	8,575	9,143,094
L Brands, Inc., Gtd. Notes(a)	5.625%	10/15/23	977	1,053,939
L Brands, Inc., Gtd. Notes	7.000%	05/01/20	7,300	7,957,000
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	3.700%	04/15/46	9,060	9,097,092
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	4.250%	09/15/44	6,660	7,258,998
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	4.375%	09/15/45	6,035	6,670,307
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	2.875%	02/15/23	6,000	5,632,529
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	3.875%	01/15/22	1,460	1,469,228
Macy’s Retail Holdings, Inc., Gtd. Notes	4.300%	02/15/43	8,994	7,231,200
Macy’s Retail Holdings, Inc., Gtd. Notes	5.125%	01/15/42	1,875	1,680,393
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.450%	03/01/47	14,400	15,673,108
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.875%	12/09/45	23,100	26,760,162
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(a)	5.625%	12/01/25	4,500	4,477,500
Target Corp., Sr. Unsec’d. Notes	3.500%	07/01/24	12,150	12,667,082
Target Corp., Sr. Unsec’d. Notes	3.625%	04/15/46	14,935	14,536,417
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.750%	10/02/43	2,000	2,462,367

				307,806,728

Semiconductors — 0.8%
Applied Materials, Inc., Sr. Unsec’d. Notes	5.100%	10/01/35	10,265	12,342,157
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	3.875%	01/15/27	32,680	32,158,619
Maxim Integrated Products, Inc., Sr. Unsec’d. Notes	2.500%	11/15/18	4,000	4,014,257

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Semiconductors (continued)
Micron Technology, Inc., Sr. Unsec’d. Notes	5.500%	02/01/25	2,625	$2,746,406
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.125%	06/01/21	5,000	5,100,000
QUALCOMM, Inc., Sr. Unsec’d. Notes	4.300%	05/20/47	16,510	16,632,268
Sensata Technologies BV, Gtd. Notes, 144A	5.000%	10/01/25	2,500	2,643,750

				75,637,457

Software — 3.0%
CA, Inc., Sr. Unsec’d. Notes	3.600%	08/01/20	5,000	5,111,079
Electronic Arts, Inc., Sr. Unsec’d. Notes	3.700%	03/01/21	4,070	4,196,539
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%	10/15/20	7,807	8,021,484
Fiserv, Inc., Sr. Unsec’d. Notes	2.700%	06/01/20	1,177	1,184,353
Microsoft Corp., Sr. Unsec’d. Notes	3.700%	08/08/46	36,445	37,994,320
Microsoft Corp., Sr. Unsec’d. Notes	3.750%	02/12/45	6,500	6,847,719
Microsoft Corp., Sr. Unsec’d. Notes	3.950%	08/08/56	44,050	47,018,621
Microsoft Corp., Sr. Unsec’d. Notes	4.450%	11/03/45	9,049	10,606,302
Microsoft Corp., Sr. Unsec’d. Notes	4.500%	02/06/57	52,050	61,633,654
Oracle Corp., Sr. Unsec’d. Notes	2.500%	10/15/22	1,500	1,497,943
Oracle Corp., Sr. Unsec’d. Notes	3.800%	11/15/37	21,055	22,081,864
Oracle Corp., Sr. Unsec’d. Notes	3.900%	05/15/35	7,366	7,802,739
Oracle Corp., Sr. Unsec’d. Notes	4.000%	07/15/46	29,360	31,239,362
Oracle Corp., Sr. Unsec’d. Notes	4.125%	05/15/45	1,300	1,402,095
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34	12,200	13,558,435
Oracle Corp., Sr. Unsec’d. Notes	4.375%	05/15/55	36,910	41,255,085

				301,451,594

Telecommunications — 5.2%
America Movil SAB de CV (Mexico), Gtd. Notes	6.125%	03/30/40	3,020	3,837,547
AT&T, Inc., Sr. Unsec’d. Notes	3.950%	01/15/25	3,085	3,158,621
AT&T, Inc., Sr. Unsec’d. Notes	4.350%	06/15/45	44,149	40,731,903
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	05/15/35	22,285	22,152,759
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	03/09/48	4,049	3,793,836
AT&T, Inc., Sr. Unsec’d. Notes	4.550%	03/09/49	30,631	28,829,236
AT&T, Inc., Sr. Unsec’d. Notes	4.800%	06/15/44	9,273	9,171,752
AT&T, Inc., Sr. Unsec’d. Notes	5.150%	03/15/42	14,670	15,221,131
AT&T, Inc., Sr. Unsec’d. Notes	5.250%	03/01/37	39,020	41,268,483
AT&T, Inc., Sr. Unsec’d. Notes	5.300%	08/14/58	80,625	80,889,502
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40	277	292,316
AT&T, Inc., Sr. Unsec’d. Notes	6.000%	08/15/40	11,165	12,635,351
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.125%	12/15/30	1,675	2,502,563
Deutsche Telekom International Finance BV (Germany), Gtd. Notes	8.750%	06/15/30	1,000	1,479,591
Motorola Solutions, Inc., Sr. Unsec’d. Notes	3.750%	05/15/22	7,000	7,190,023
Qwest Corp., Sr. Unsec’d. Notes	6.750%	12/01/21	5,000	5,384,403
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360%	03/20/23	37,500	37,734,375
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.400%	11/01/34	677	689,890
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.500%	08/10/33	27,325	28,659,270
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.522%	09/15/48	49,676	48,913,369
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.672%	03/15/55	1,329	1,283,075

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Telecommunications (continued)
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.012%	04/15/49	16,967	$17,794,774
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.012%	08/21/54	64,376	65,920,308
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.250%	03/16/37	31,986	35,174,430

				514,708,508

Textiles — 0.1%
Cintas Corp. No. 2, Gtd. Notes	2.900%	04/01/22	2,860	2,885,609
Cintas Corp. No. 2, Gtd. Notes	3.700%	04/01/27	2,855	2,970,698

				5,856,307

Transportation — 2.2%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.375%	09/01/42	7,480	8,354,759
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.400%	03/15/42	10,600	11,908,296
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.450%	03/15/43	16,340	18,413,307
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.550%	09/01/44	2,455	2,810,847
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.700%	09/01/45	4,600	5,389,281
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.900%	04/01/44	2,000	2,397,449
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	5.150%	09/01/43	4,633	5,728,430
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	7.950%	08/15/30	6,950	9,915,568
Canadian National Railway Co. (Canada), Sr. Unsec’d. Notes	4.500%	11/07/43	2,000	2,267,379
Canadian National Railway Co. (Canada), Sr. Unsec’d. Notes	6.250%	08/01/34	500	676,092
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	4.800%	09/15/35	3,970	4,624,808
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	5.750%	03/15/33	1,775	2,123,019
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	6.125%	09/15/2115	14,400	19,226,332
CSX Corp., Sr. Unsec’d. Notes	3.350%	11/01/25	16,500	16,775,713
CSX Corp., Sr. Unsec’d. Notes	3.400%	08/01/24	2,435	2,502,582
CSX Corp., Sr. Unsec’d. Notes	4.250%	11/01/66	14,175	14,163,466
CSX Corp., Sr. Unsec’d. Notes	4.500%	08/01/54	10,400	10,949,285
CSX Corp., Sr. Unsec’d. Notes	4.750%	05/30/42	5,000	5,603,603
CSX Corp., Sr. Unsec’d. Notes	5.500%	04/15/41	2,682	3,314,477
CSX Corp., Sr. Unsec’d. Notes	6.150%	05/01/37	1,000	1,312,110
CSX Corp., Sr. Unsec’d. Notes	6.220%	04/30/40	531	706,642
FedEx Corp., Gtd. Notes	4.100%	04/15/43	825	842,809
FedEx Corp., Gtd. Notes	4.500%	02/01/65	2,115	2,135,560
FedEx Corp., Gtd. Notes	4.550%	04/01/46	10,980	12,058,355
FedEx Corp., Gtd. Notes	4.900%	01/15/34	1,950	2,210,435
FedEx Corp., Gtd. Notes	5.100%	01/15/44	10,525	12,248,364
Kansas City Southern, Gtd. Notes	4.950%	08/15/45	10,000	11,399,721
Norfolk Southern Corp., Sr. Unsec’d. Notes, 144A	3.942%	11/01/47	3,667	3,763,590
Norfolk Southern Corp., Sr. Unsec’d. Notes	3.950%	10/01/42	1,140	1,167,983

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Transportation (continued)
Norfolk Southern Corp., Sr. Unsec’d. Notes, 144A	4.050%	08/15/52	1,585	$1,642,800
Norfolk Southern Corp., Sr. Unsec’d. Notes	4.800%	08/15/43	852	973,623
Norfolk Southern Corp., Sr. Unsec’d. Notes	4.837%	10/01/41	1,080	1,258,738
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.590%	05/17/25	3,000	3,440,677
Union Pacific Corp., Sr. Unsec’d. Notes	3.875%	02/01/55	4,805	4,881,818
Union Pacific Corp., Sr. Unsec’d. Notes	4.050%	11/15/45	1,705	1,842,856
Union Pacific Corp., Sr. Unsec’d. Notes	4.250%	04/15/43	275	301,571
Union Pacific Corp., Sr. Unsec’d. Notes	4.300%	06/15/42	1,125	1,236,052
Union Pacific Corp., Sr. Unsec’d. Notes	4.375%	11/15/65	1,800	1,965,688
United Parcel Service, Inc., Sr. Unsec’d. Notes	3.750%	11/15/47	10,530	10,872,294

				223,406,379

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	4.200%	04/01/27	7,820	8,128,556

Water — 0.2%
American Water Capital Corp., Sr. Unsec’d. Notes	3.750%	09/01/47	14,310	14,766,098
Aquarion Co., Sr. Unsec’d. Notes, 144A	4.000%	08/15/24	5,000	5,214,104

				19,980,202

TOTAL CORPORATE BONDS (cost $8,183,520,778)				8,636,501,383

MUNICIPAL BONDS — 1.6%
California — 0.4%
Bay Area Toll Authority, Revenue Bonds, BABs	6.263%	04/01/49	7,300	10,784,435
Los Angeles Department of Water & Power, Revenue Bonds, BABs	6.008%	07/01/39	1,050	1,367,174
Los Angeles Department of Water & Power, Revenue Bonds, BABs	6.574%	07/01/45	3,595	5,410,547
Los Angeles Department of Water & Power, Revenue Bonds, BABs	6.603%	07/01/50	8,000	12,427,120
State of California, General Obligation Unlimited, BABs	7.300%	10/01/39	815	1,215,866
State of California, General Obligation Unlimited, BABs	7.350%	11/01/39	2,560	3,841,843
State of California, General Obligation Unlimited, BABs	7.500%	04/01/34	1,200	1,776,984
State of California, General Obligation Unlimited, BABs	7.550%	04/01/39	2,040	3,210,164
State of California, General Obligation Unlimited, BABs	7.625%	03/01/40	1,480	2,315,386

				42,349,519

District of Columbia — 0.1%
District of Columbia Water & Sewer Authority, Revenue Bonds	4.814%	10/01/2114	5,000	5,844,800

Illinois — 0.0%
Illinois State Toll Highway Authority, Revenue Bonds, BABs	5.851%	12/01/34	600	766,962

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Missouri — 0.2%
Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds	3.652%	08/15/57	19,000	$19,310,650
Missouri Highway & Transportation Commission, Revenue Bonds, BABs	5.445%	05/01/33	325	394,056

				19,704,706

New Jersey — 0.3%
New Jersey Turnpike Authority, Revenue Bonds, BABs	7.102%	01/01/41	10,685	15,962,642
New Jersey Turnpike Authority, Revenue Bonds, BABs	7.414%	01/01/40	5,940	9,168,509

				25,131,151

New York — 0.0%
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, BABs	5.767%	08/01/36	1,150	1,443,779
Port Authority of New York & New Jersey, Revenue Bonds	5.647%	11/01/40	500	655,815

				2,099,594

Ohio — 0.1%
Ohio State University (The), Revenue Bonds	4.048%	12/01/56	8,300	8,903,908
Ohio State University (The), Revenue Bonds	4.800%	06/01/2111	1,300	1,460,225

				10,364,133

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds, BABs	6.105%	12/01/39	7,575	10,313,741

South Carolina — 0.0%
South Carolina Public Service Authority, Revenue Bonds	5.784%	12/01/41	1,000	1,231,300

Texas — 0.4%
North Texas Tollway Authority, Revenue Bonds, BABs	6.718%	01/01/49	3,500	5,324,515
Permanent University Fund – University of Texas System, Revenue Bonds	3.376%	07/01/47	25,225	25,336,999
University of Texas System (The), Revenue Bonds	3.852%	08/15/46	8,525	9,362,326

				40,023,840

TOTAL MUNICIPAL BONDS (cost $146,493,052)				157,829,746

SOVEREIGN BONDS — 0.3%
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	2.950%	01/11/23	23,900	23,713,986
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%	03/08/44	500	505,500
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	5.550%	01/21/45	2,400	2,700,000

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, MTN, 144A	2.375%	10/26/21	1,750	$1,707,055

TOTAL SOVEREIGN BONDS (cost $28,483,477)				28,626,541

U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bonds	2.750%	08/15/47	16,055	16,075,069
U.S. Treasury Notes	2.125%	11/30/24	1,500	1,480,313
U.S. Treasury Notes(a)	2.250%	11/15/27	14,325	14,122,995

TOTAL U.S. TREASURY OBLIGATIONS (cost $31,573,421)				31,678,377

			Shares
PREFERRED STOCKS — 0.2%
Capital Markets — 0.1%
State Street Corp., 5.350%			335,000	9,085,200

Electric — 0.1%
SCE Trust V, 5.450%(a)			565,000	14,932,950

TOTAL PREFERRED STOCKS (cost $22,500,000)				24,018,150

TOTAL LONG-TERM INVESTMENTS (cost $9,283,705,736)				9,747,517,485

SHORT-TERM INVESTMENTS — 3.2%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)			130,407,699	130,407,699
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $188,327,557; includes $188,113,966 of cash collateral for securities on loan)(b)(w)			188,311,304	188,311,304

TOTAL SHORT-TERM INVESTMENTS (cost $318,735,256)				318,719,003

TOTAL INVESTMENTS — 100.7% (cost $9,602,440,992)				10,066,236,488
Liabilities in excess of other assets(z) — (0.7)%				(73,206,468)

NET ASSETS — 100.0%				$9,993,030,020

See the Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $184,716,634; cash collateral of $188,113,966 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $2,017,080. The aggregate value of $2,098,655 is 0.0% of net assets.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Futures contracts outstanding at December 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
356	2 Year U.S. Treasury Notes	Mar. 2018	$76,364,875	$76,222,938	$(141,937)
4,807	5 Year U.S. Treasury Notes	Mar. 2018	560,988,009	558,400,651	(2,587,358)
3,983	20 Year U.S. Treasury Bonds	Mar. 2018	610,184,726	609,399,000	(785,726)

					(3,515,021)

Short Positions:
457	10 Year U.S. Treasury Notes	Mar. 2018	56,836,648	56,689,422	147,226
5,499	30 Year U.S. Ultra Treasury Bonds	Mar. 2018	906,997,969	921,941,719	(14,943,750)

					(14,796,524)

					$(18,311,545)

Cash of $11,240,000 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loan	$—	$19,962,158	$—
Commercial Mortgage-Backed Securities	—	848,901,130	—
Corporate Bonds	—	8,636,501,383	—
Municipal Bonds	—	157,829,746	—
Sovereign Bonds	—	28,626,541	—
U.S. Treasury Obligations	—	31,678,377	—
Preferred Stocks	24,018,150	—	—
Affiliated Mutual Funds	318,719,003	—	—
Other Financial Instruments*
Futures Contracts	(18,311,545)	—	—

Total	$324,425,608	$9,723,499,335	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

Electric	11.1%
Banks	9.5
Commercial Mortgage-Backed Securities	8.5
Oil & Gas	6.3
Telecommunications	5.2
Media	4.0
Pharmaceuticals	3.6
Pipelines	3.3
Affiliated Mutual Funds (1.9% represents investments purchased with collateral from securities on loan)	3.2
Retail	3.1
Chemicals	3.1
Software	3.0
Healthcare-Services	2.5
Auto Manufacturers	2.3
Transportation	2.2
Insurance	2.1
Mining	2.0
Real Estate Investment Trusts (REITs)	1.8
Foods	1.8
Municipal Bonds	1.6
Biotechnology	1.5
Commercial Services	1.5
Computers	1.4
Building Materials	1.3
Agriculture	1.3
Airlines	1.2
Gas	1.1
Household Products/Wares	1.1
Beverages	1.0
Forest Products & Paper	1.0

Healthcare-Products	1.0%
Semiconductors	0.8
Diversified Financial Services	0.7
Oil & Gas Services	0.6
Electronics	0.6
Miscellaneous Manufacturing	0.5
Housewares	0.4
Lodging	0.4
Aerospace & Defense	0.4
U.S. Treasury Obligations	0.3
Auto Parts & Equipment	0.3
Sovereign Bonds	0.3
Packaging & Containers	0.3
Office/Business Equipment	0.2
Home Builders	0.2
Water	0.2
Technology Hardware, Storage & Peripherals	0.2
Capital Markets	0.1
Entertainment	0.1
Trucking & Leasing	0.1
Environmental Control	0.1
Machinery-Construction & Mining	0.1
Textiles	0.1
Distribution/Wholesale	0.1
Real Estate	0.0	*
Holding Companies-Diversified	0.0	*
Office Furnishings	0.0	*
Machinery-Diversified	0.0	*
Home Furnishings	0.0	*
Electrical Components & Equipment	0.0	*

	100.7
Liabilities in excess of other assets	(0.7)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$147,226	*	Due from/to broker — variation margin futures	$18,458,771	*

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(15,238,954)

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2017

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(19,915,873)

For the year ended December 31, 2017, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts—Long Positions(1)	Futures Contracts—Short Positions(1)
$1,301,449,125	$1,076,092,989

(1)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$184,716,634	$(184,716,634)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at value, including securities on loan of $184,716,634:
Unaffiliated investments (cost $9,283,705,736)	$9,747,517,485
Affiliated investments (cost $318,735,256)	318,719,003
Deposit with broker for futures	11,240,000
Dividends and interest receivable	99,234,944
Receivable for fund share sold	7,856,902
Receivable for investments sold	22,699
Prepaid expenses	63,291

Total Assets	10,184,654,324

LIABILITIES:
Payable to broker for collateral for securities on loan	188,113,966
Management fees payable	1,633,261
Due to broker-variation margin futures	905,519
Accrued expenses and other liabilities	555,801
Distribution fee payable	408,361
Payable for investments purchased	7,031
Affiliated transfer agent fee payable	365

Total Liabilities	191,624,304

NET ASSETS	$9,993,030,020

Net assets were comprised of:
Paid-in capital	$8,796,857,878
Retained earnings	1,196,172,142

Net assets, December 31, 2017	$9,993,030,020

Net asset value and redemption price per share, $9,993,030,020 / 810,108,821 outstanding shares of beneficial interest	$12.34

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income	$363,313,764
Unaffiliated dividend income	1,217,763
Affiliated dividend income	763,831
Income from securities lending, net (including affiliated income of $395,965)	412,367

365,707,725

EXPENSES
Management fees	43,470,816
Distribution fee	22,265,306
Custodian and accounting fees	584,059
Trustees’ fees	97,947
Audit fee	47,204
Legal fees and expenses	36,786
Shareholders’ reports	19,716
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,354
Interest expense	281
Miscellaneous	126,789

Total expenses	66,656,258

NET INVESTMENT INCOME (LOSS)	299,051,467

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(19,767))	26,272,120
Futures transactions	(15,238,954)
Foreign currency transactions	(156)

11,033,010

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(8,556))	454,560,208
Futures	(19,915,873)

434,644,335

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	445,677,345

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$744,728,812

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$299,051,467	$222,148,818
Net realized gain (loss) on investment and foreign currency transactions	11,033,010	29,178,867
Net change in unrealized appreciation (depreciation) on investments	434,644,335	168,986,397

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	744,728,812	420,314,082

FUND SHARE TRANSACTIONS:
Fund share sold [114,548,584 and 251,449,226 shares, respectively]	1,358,257,299	2,847,447,431
Fund share repurchased [2,781,468 and 640,064 shares, respectively]	(32,822,745)	(7,224,278)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,325,434,554	2,840,223,153

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,070,163,366	3,260,537,235
NET ASSETS:
Beginning of year	7,922,866,654	4,662,329,419

End of year	$9,993,030,020	$7,922,866,654

SEE NOTES TO FINANCIAL STATEMENTS.

A34

Glossary:

SCHEDULE OF INVESTMENTS	December 31, 2017

The following abbreviations are used in the annual report:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
BABs	Build America Bonds
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OTC	Over-the-counter

SEE NOTES TO FINANCIAL STATEMENTS.

A35

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and at December 31, 2017 consisted of 89 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the AST Multi-Sector Fixed Income Portfolio (the “Portfolio” or “Multi-Sector Fixed Income”). The investment objective of the Portfolio is to maximize total return, consistent with preservation of capital.

Shares of the Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”) (formerly known as Prudential Investments LLC), the co-managers of the Trust (together the “Investment Manager”). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolio utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days.

B1

During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on

B2

a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Portfolio invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements:    The Trust, on behalf of the Portfolio, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Forward currency contracts, short sales and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions:    The Portfolio may purchase or sell securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    The Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

B3

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, the Portfolio is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (Participating Insurance Companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with the Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts at the time the related income/gain is recorded. The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Portfolio, has entered into an investment management agreement with the Investment Manager which provides that the Investment Manager will furnish the Portfolio with investment advice, investment management and administrative services. At December 31, 2017, the Investment Manager has engaged PGIM, Inc. to serve as Subadviser for the Portfolio through its PGIM Fixed Income Unit.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rate specified below, using the value of the Portfolio’s average daily net assets, at the annual rate specified below. The Investment Manager pays the Subadviser a fee as compensation for advisory services provided to the Portfolio. All amounts paid or payable by the Portfolio to the Investment Manager, under the agreement, are reflected in the Statement of Operations. The Investment Manager has agreed to waive a portion of their management fee and/or reimburse the Portfolio so that management fees plus other annual ordinary operating expenses excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

	Management Fees through June 30, 2017	Management Fees effective July 1, 2017	Effective Management Fees
Multi-Sector Fixed Income.

0.5325% first $300 million;

0.5225% on next $200 million;

0.5125% on next $250 million;

0.5025% on next $2.5 billion;

0.4925% on next $2.75 billion;

0.4625% on next $4 billion;

0.4425% in excess of $10 billion

0.5325% first $300 million;

0.5225% on next $200 million;

0.5125% on next $250 million;

0.5025% on next $2.5 billion;

0.4925% on next $2.75 billion;

0.4625% on next $4 billion;

0.4425% on next $2.5 billion;

0.4225% on next $2.5 billion;

0.4025% on next $5 billion;

0.3825% in excess of $20 billion

0.49%*

*	During the period and through June 30, 2018, the Manager has contractually agreed to limit expenses to 0.83%.

The Trust, on behalf of the Portfolio, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential. PAD serves as the distributor for the shares of the Portfolio. The Portfolio’s shares are offered and redeemed at their net asset value without any sales load. The Trust, on behalf of the Portfolio, has adopted a Shareholder Services and Distribution Plan pursuant to Rule

B4

12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of the Portfolio. Under the 12b-1 Plan, the shares of the Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to the Portfolio. The annual shareholder services and distribution (12b-1) fee for the Portfolio’s shares is 0.25% of the average daily net assets of the Portfolio.

AST Investment Services, Inc., PGIM Investments and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolio. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolio may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”) and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

For the reporting period ended December 31, 2017, PGIM, Inc. was compensated $187,490 by PGIM Investments for managing the Portfolio’s securities lending cash collateral as subadviser to the Money Market Fund.

The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended December 31, 2017 no such transactions were entered into by the Portfolio.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2017, were as follows:

	Cost of Purchases	Proceeds from Sales
Multi-Sector Fixed Income	$3,318,438,304	$1,902,858,422

6.	Tax Information

The Portfolio is treated as a partnership for tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current reporting period. The Portfolio’s federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

B5

7.	Borrowings

The Trust, on behalf of the Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Portfolio’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Portfolio had another SCA that provided a commitment of $900 million and the Portfolio paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Portfolio did not utilize the SCA during the period ended December 31, 2017.

8.	Capital and Ownership

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

As of December 31, 2017, substantially all shares of the Portfolio were owned of record by the following affiliates of the Trust: Pruco Life Insurance Company of New Jersey (“PLNJ”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities.

B6

Financial Highlights

	AST Multi-Sector Fixed Income Portfolio
					February 25, 2013(c) through December 31, 2013
	Year Ended December 31,
	2017	2016	2015	2014
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$11.35	$10.42	$10.75	$9.67	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.40	0.38	0.37	0.36	0.28
Net realized and unrealized gain (loss) on investments	0.59	0.55	(0.70)	0.72	(0.61)

Total from investment operations	0.99	0.93	(0.33)	1.08	(0.33)

Net Asset Value, end of period	$12.34	$11.35	$10.42	$10.75	$9.67

Total Return(a)	8.72%	8.93%	(3.07)%	11.17%	(3.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$9,993.0	$7,922.9	$4,662.3	$2,776.2	$793.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.75%	0.76%	0.77%	0.79%	0.87	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.75%	0.76%	0.77%	0.79%	0.87	%(e)
Net investment income (loss)	3.36%	3.38%	3.45%	3.45%	3.47	%(e)
Portfolio turnover rate	48%	62%	72%	124%	314	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AST Multi-Sector Fixed Income Portfolio (the “Portfolio”), a portfolio of Advanced Series Trust, including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Insurance investment companies since 2003.

New York, New York

February 12, 2018

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Advanced Series Trust (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Overseen by Trustee	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 50) Trustee Since February 2011	Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	107	Director of NextEra Energy Partners, LP (NYSE: NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 68) Trustee Since January 2013	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	107	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 58) Trustee Since September 2014	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	107	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 67) Trustee Since January 2013	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	107	None

E1

Independent Trustees
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Overseen by Trustee	Other Directorships Held by Trustee**
Stephen M. Chipman* (Age: 56) Trustee Since January 2018	Chief Executive Officer of Radius GGE (USA), Inc. (Since June 2016); formerly, Senior Vice Chairman (December 2014-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	107	None
Robert F. Gunia* (Age: 71) Trustee Since July 2003	Director of ICI Mutual Insurance Company (June 2016-present); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	107	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 76) Trustee Since July 2003 Independent Chair Since July 2003	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	107	None
Thomas M. O’Brien* (Age: 67) Trustee Since July 2003	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	107	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 52) Trustee Since October 2009	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	107	None

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Edward C. Merrill, IV, CFA* (33) Vice President Trust Officer Since June 2017	Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).
Raymond A. O’Hara* (62) Chief Legal Officer Trust Officer Since June 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (42) Chief Compliance Officer Trust Officer Since 2014	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Mutual Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.
Deborah A. Docs* (60) Secretary Trust Officer Since May 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (59) Assistant Secretary Trust Officer Since May 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (43) Assistant Secretary Trust Officer Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French* (55) Assistant Secretary Trust Officer Since October 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (43) Assistant Secretary Trust Officer Since May 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (54) Treasurer and Principal Financial & Accounting Officer Trust Officer Since February 2006	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).
Peter Parrella* (59) Assistant Treasurer Trust Officer Since June 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (50) Assistant Treasurer Trust Officer Since April 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (56) Assistant Treasurer Trust Officer Since April 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Charles H. Smith* (45) Anti-Money Laundering Compliance Officer Trust Officer Since January 2017	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).
Alina Srodecka, CPA* (51) Assistant Treasurer Trust Officer Since June 2017	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800) SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2018 Prudential Financial, Inc. and its related entities PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-E

Advanced Series Trust

ANNUAL REPORT	December 31, 2017

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Government Money Market Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2017

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2017

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2018

Market Overview — unaudited	Annual Report	December 31, 2017

Fixed Income Market Overview

Bond markets in many developed and emerging markets advanced in 2017 despite interest rate hikes and other reductions in economic stimulus by central banks, broad-based global economic expansion, rising commodity prices, and geopolitical concerns.

Over the 12-month period, based on the performance of Bloomberg Barclays bond indexes, U.S. investment-grade bonds returned 3.54%. Corporate high-yield bonds returned 7.50%. Investment-grade corporate bonds followed with a gain of 6.42%. Treasury Inflation Protected Securities (TIPS) advanced 3.01%. Agency mortgage-backed securities returned 2.47%, closing marginally higher than U.S. Treasury securities, which returned 2.30%.

Municipal bonds advanced 5.45% and global investment-grade bonds gained 7.40%, according to Bloomberg Barclays bond index returns. Emerging markets, as measured by the J.P. Morgan EMBI Global Diversified Index, outperformed with a return of 10.26%.

Central banks react to global economic growth

Following a sluggish first quarter, Gross Domestic Product (GDP) growth in the U.S. rose above 3% in the second and third quarters. The unemployment rate fell to 4.1% — its lowest level since 2000, and investment by businesses picked up. Unemployment also dropped in many other nations including Germany, the United Kingdom, and Japan, which benefited from its aggressive stimulus campaign. Oil prices dropped in the first half of the year but rallied later, particularly in the final quarter, to close the period higher. In contrast to the euro, the U.S. dollar closed the year sharply lower against other major currencies.

Despite low inflation, the Federal Reserve raised its target for the short-term federal funds interbank-lending rate three times during the year, each time by a quarter of a percentage point. Central banks in several other countries scaled back their quantitative-easing efforts.

During the period, the European Central Bank (ECB) trimmed its bond purchases and said that it would further reduce them in 2018. Central banks, including the Bank of England and the People’s Bank of China, raised interest rates.

In late December, President Donald J. Trump signed the Tax Cuts and Jobs Act into law, reducing the corporate tax rate from 35% to 21% (effective January 2018).

U.S. Treasury yield curve flattens

The gap between yields on two-year and 10-year U.S. treasuries narrowed considerably as the Fed raised short-term rates, although the bond markets took the incremental rate hikes in stride thanks to the central bank’s forward guidance. Over the 12 months, long-term treasury bonds in particular posted sizeable gains. The yield on the 10-year U.S. Treasury, which moves opposite to price, ended the period at 2.40%.

Corporate bonds advance

Investors’ favorable reception to U.S. tax reforms, solid corporate earnings, and positive global economic growth drove U.S. corporate bond prices higher over the year.

In the investment-grade arena, long-term U.S. corporate bonds performed especially well. European bonds trailed their U.S. peers by a wide margin but outperformed U.S. Treasuries.

In the U.S. high-yield category, the lowest-rated credits performed best. Bonds rated CCC returned 10.6% for the year, according to Bloomberg Barclays data. Returns of U.S. high-yield bonds were more modest in the final quarter of the year due in part to uncertainties regarding tax reform, global growth, and other factors.

Emerging market bonds and currencies rally

Emerging markets overall generated impressive returns despite political uncertainties and rising short-term interest rates in developed markets. The returns were fueled by global economic expansion; a rise in commodity prices such as oil, which retreated during the first half of the year but rebounded to close the year higher at about $60 per barrel; a weaker U.S. dollar (in contrast to the strong performance of currencies of many emerging markets); and relatively tame inflation. Economic growth in countries including Russia, Brazil, and Argentina, expanded in 2017 after contracting the prior year.

TIPS advance as year comes to a close

Although some bond categories like U.S. high-yield bonds lost momentum in the final month of the period, inflation-linked U.S. TIPS rose 0.92% that month — accounting for nearly one-third of their return for the 12 months.

AST Government Money Market Portfolio	December 31, 2017

Report of the Investment Managers - As of December 31, 2017 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Portfolio	0.01%	0.34%	0.07%	0.31%
Lipper (VIP) Money Market Funds Avg.	N/A	0.39	0.09	0.31
Lipper US Govt MM Index	N/A	0.36	0.08	0.24

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

7-DAY CURRENT NET YIELDS*

For the year ended December 31, 2017, the AST Government Money Market Portfolio returned 0.34%.

The net assets of the Portfolio at December 31, 2017 were $865.7 million.

The Portfolio’s investment objective is to seek high current income and maintain high levels of liquidity. The Portfolio’s subadviser is PGIM Fixed Income.

What were market conditions during the reporting period?

2017 was not expected to be a good year for bonds. There was so much for bond investors to fear. European and Japanese interest rates had risen as the European Central Bank and Bank of Japan began to taper their asset purchases. The US had seen a Republican sweep, which brought with it expectations for pro-cyclical fiscal stimuli and upside risks to forecasts for Federal Reserve (Fed) rate hikes. Consensus year-end forecasts for 10-year Treasury and German government bond yields rose to as high as 3.0% and 75 basis points, respectively. (A basis point is 1/100th of a percent.) All told, these factors were expected to finally torpedo the decades-old bull market in bonds.

In December, the Federal Reserve (Fed) increased the federal funds rate to a range between 1.25% and 1.50%, marking its third interest rate hike in 2017 and the fifth in its current tightening cycle. During 2017, economic growth picked up to an annualized pace above 3%, while inflation remained generally muted around 2%, allowing the Fed to continue increasing the federal funds rate gradually and also pulling the London Interbank Offered Rate (LIBOR) and money market mutual fund yields higher.

At the short end of the yield curve, a key theme for 2017 was spread tightening among credit securities versus government securities. (Spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.) Because of 2016’s money market fund reforms, credit sectors in the short end of the yield curve experienced significant spread widening as Rule 2a-7 money market investors flooded to the government sector of the market. Non-Rule 2a-7 investors took advantage of the wider spreads, driving them tighter. Supply-and-demand dynamics also created pockets of opportunity, as floating-rate spreads widened due to bouts of oversupply, making them less attractive relative to fixed-rate securities despite the rising interest rate environment.

What strategies or holdings affected the Portfolio’s performance?

Throughout the year, with the Fed’s rate hikes generally anticipated and broadcast, the Portfolio’s weighted average maturity and weighted average life were shortened ahead of the hikes, thus allowing the proceeds to be reinvested after the rate increases at higher levels in longer maturities.

At different times during 2017, the Portfolio took advantage of wider floating rate spreads and increased its positions in LIBOR floaters. Floaters are bonds or other types of debt whose coupon rate changes with short-term interest rates.

Additionally, the Portfolio’s position in agency discount notes versus repurchase agreements and US Treasuries was shifted tactically based on relative value between the sectors.

*	Source: iMoneyNet, Inc. based on 105 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Government Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/26/2017.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

An investment in the AST Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2017

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

Lipper US Government Money Market Funds Average invests principally in financial instruments issued or guaranteed by the US government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. Investors cannot invest directly instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. Investors cannot invest directly in a market index or average.

Lipper (VIP) Money Market Funds Average is calculated by Lipper Analytical Services, Inc., and reflects Funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2017

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolio		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
AST Government Money Market Portfolio	Actual	$1,000.00	$1,002.70	0.56%	$2.83
	Hypothetical	$1,000.00	$1,022.38	0.56%	$2.85

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2017, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST GOVERNMENT MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2017

				Principal Amount (000)#	Value
REPURCHASE AGREEMENT(m) — 0.8%
TD Securities (USA), 1.400%, dated 12/29/17, due 01/02/18 in the amount of $7,061,098				7,060	$7,060,000

	Interest Rate		Maturity Date
U.S. GOVERNMENT AGENCY OBLIGATIONS — 81.6%
Federal Farm Credit Bank	0.670%		01/08/18	7,000	6,999,251
Federal Farm Credit Bank, 1 Month LIBOR + (0.100)%	1.307	%(c)	08/08/18	13,000	13,002,317
Federal Farm Credit Bank, 1 Month LIBOR + 0.040%	1.472	%(c)	08/10/18	17,000	17,020,356
Federal Farm Credit Bank, 1 Month LIBOR + (0.020)%	1.481	%(c)	04/20/18	10,000	9,999,842
Federal Home Loan Bank(n)	1.069%		01/03/18	10,000	9,999,408
Federal Home Loan Bank(n)	1.103%		01/19/18	28,000	27,984,600
Federal Home Loan Bank(n)	1.142%		01/05/18	14,000	13,998,227
Federal Home Loan Bank(n)	1.172%		01/16/18	18,000	17,991,225
Federal Home Loan Bank(n)	1.182%		01/10/18	19,000	18,994,395
Federal Home Loan Bank, 3 Month LIBOR + (0.330)%	1.185	%(c)	03/07/18	10,000	9,997,690
Federal Home Loan Bank(n)	1.187%		01/10/18	14,000	13,995,853
Federal Home Loan Bank, 1 Month LIBOR + (0.170)%	1.202	%(c)	01/02/18	18,000	18,000,000
Federal Home Loan Bank(n)	1.212%		01/12/18	8,000	7,997,042
Federal Home Loan Bank(n)	1.230%		01/12/18	9,000	8,996,623
Federal Home Loan Bank(n)	1.232%		01/10/18	4,000	3,998,770
Federal Home Loan Bank(n)	1.237%		01/10/18	7,000	6,997,839
Federal Home Loan Bank(n)	1.241%		01/17/18	16,000	15,991,189
Federal Home Loan Bank, 1 Month LIBOR + (0.160)%	1.252	%(c)	01/08/18	15,000	15,000,000
Federal Home Loan Bank(n)	1.252%		01/24/18	7,000	6,994,410
Federal Home Loan Bank, 3 Month LIBOR + (0.140)%	1.257	%(c)	02/08/18	9,000	9,000,000
Federal Home Loan Bank(n)	1.261%		01/10/18	18,000	17,994,330
Federal Home Loan Bank(n)	1.262%		01/26/18	10,000	9,991,250
Federal Home Loan Bank, 3 Month LIBOR + (0.210)%	1.263	%(c)	02/28/18	17,000	17,000,643
Federal Home Loan Bank, 3 Month LIBOR + (0.150)%	1.266	%(c)	02/15/18	5,000	5,000,000
Federal Home Loan Bank(n)	1.273%		01/31/18	18,000	17,980,935
Federal Home Loan Bank(n)	1.292%		01/30/18	10,000	9,989,608
Federal Home Loan Bank, 1 Month LIBOR + (0.080)%	1.292	%(c)	02/04/19	11,000	11,000,000
Federal Home Loan Bank(n)	1.293%		02/12/18	10,000	9,984,950
Federal Home Loan Bank, 3 Month LIBOR + (0.150)%	1.296	%(c)	02/22/18	23,000	22,999,172
Federal Home Loan Bank(n)	1.297%		02/02/18	10,000	9,988,489
Federal Home Loan Bank(n)	1.299%		02/23/18	10,000	9,980,935
Federal Home Loan Bank(n)	1.302%		02/05/18	22,000	21,972,194
Federal Home Loan Bank(n)	1.302%		02/07/18	6,000	5,991,983
Federal Home Loan Bank(n)	1.303%		02/05/18	11,000	10,986,097
Federal Home Loan Bank(n)	1.303%		02/07/18	18,000	17,975,950
Federal Home Loan Bank(n)	1.303%		02/15/18	18,000	17,970,750
Federal Home Loan Bank(n)	1.304%		02/28/18	5,000	4,989,528
Federal Home Loan Bank, 1 Month LIBOR + (0.130)%	1.307	%(c)	12/10/18	12,000	12,000,000
Federal Home Loan Bank(n)	1.312%		02/02/18	5,000	4,994,178

See Notes to Financial Statements.

A1

AST GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2017

	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Bank, 1 Month LIBOR + (0.130)%	1.366	%(c)	09/17/18	10,000	$10,000,000
Federal Home Loan Bank, 1 Month LIBOR + (0.180)%	1.377	%(c)	01/25/18	18,000	18,000,000
Federal Home Loan Bank, 1 Month LIBOR + (0.160)%	1.397	%(c)	01/25/18	11,000	11,000,000
Federal Home Loan Bank, 1 Month LIBOR + (0.170)%	1.398	%(c)	02/01/18	14,000	14,000,000
Federal Home Loan Bank, 1 Month LIBOR + (0.100)%	1.411	%(c)	12/21/18	19,000	19,000,000
Federal Home Loan Bank, 3 Month LIBOR + (0.220)%	1.473	%(c)	03/29/18	7,000	7,000,000
Federal Home Loan Mortgage Corp.(n)	1.143%		01/26/18	19,000	18,984,958
Federal Home Loan Mortgage Corp.(n)	1.155%		01/17/18	8,000	7,995,900
Federal Home Loan Mortgage Corp.(n)	1.173%		01/26/18	8,000	7,993,500
Federal Home Loan Mortgage Corp.(n)	1.303%		02/16/18	8,000	7,986,711
Federal Home Loan Mortgage Corp., 3 Month LIBOR + (0.030)%	1.319	%(c)	01/08/18	8,000	8,000,000
Federal Home Loan Mortgage Corp., 1 Month LIBOR + (0.170)%	1.326	%(c)	05/18/18	15,000	15,000,000
Federal Home Loan Mortgage Corp., 1 Month LIBOR + (0.160)%	1.335	%(c)	07/19/18	18,000	18,000,000
Federal Home Loan Mortgage Corp., 1 Month LIBOR + (0.150)%	1.361	%(c)	08/21/18	9,000	9,000,000
Federal Home Loan Mortgage Corp., 1 Month LIBOR + (0.130)%	1.427	%(c)	11/27/18	9,000	9,000,000
Federal National Mortgage Assoc.	0.875%		02/08/18	10,000	9,995,601
Federal National Mortgage Assoc.(n)	1.304%		03/07/18	14,000	13,967,139
Federal National Mortgage Assoc., 3 Month LIBOR + (0.030)%	1.326	%(c)	01/11/18	10,000	10,000,000

					706,673,838

U.S. TREASURY OBLIGATIONS — 16.7%
U.S. Treasury Bills(n)	1.079%		01/11/18	10,000	9,997,011
U.S. Treasury Bills(n)	1.088%		01/11/18	10,000	9,996,986
U.S. Treasury Bills(n)	1.105%		01/02/18	10,000	9,999,694
U.S. Treasury Bills(n)	1.108%		01/25/18	6,000	5,995,580
U.S. Treasury Bills(n)	1.113%		01/25/18	19,000	18,985,940
U.S. Treasury Bills(n)	1.206%		01/11/18	19,000	18,993,640
U.S. Treasury Bills(n)	1.206%		01/11/18	7,125	7,122,550
U.S. Treasury Bills(n)	1.223%		01/11/18	5,000	4,998,303
U.S. Treasury Bills(n)	1.234%		01/11/18	14,000	13,995,207
U.S. Treasury Bills(n)	1.319%		03/15/18	9,000	8,976,001
U.S. Treasury Bills(n)	1.324%		03/15/18	5,000	4,986,617
U.S. Treasury Bills(n)	1.360%		03/22/18	21,000	20,936,760
U.S. Treasury Bills(n)	1.361%		03/22/18	6,000	5,981,920
U.S. Treasury Bills(n)	1.375%		03/22/18	3,000	2,990,867

					143,957,076

TOTAL INVESTMENTS — 99.1% (amortized cost $857,690,914)					857,690,914
Other assets in excess of liabilities — 0.9%					8,052,643

NET ASSETS — 100.0%					$865,743,557

See Notes to Financial Statements.

A2

AST GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	December 31, 2017

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2017.
(m)	Repurchase agreement is collateralized by a U.S. Treasury Security (coupon rate 2.250%, maturity date 12/31/23), with the aggregate value, including accrued interest, of $7,201,265.
(n)	Rate quoted represents yield to maturity as of purchase date.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 - unadjusted quoted prices generally in active markets for identical securities.

Level 2 - quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3 - unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Repurchase Agreement	$—	$7,060,000	$—
U.S. Government Agency Obligations	—	706,673,838	—
U.S. Treasury Obligations	—	143,957,076	—

Total	$—	$857,690,914	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2017 were as follows (unaudited):

U.S. Government Agency Obligations	81.6%
U.S. Treasury Obligations	16.7
Repurchase Agreement	0.8

99.1
Other assets in excess of liabilities	0.9

100.0%

Financial Instruments/Transactions - Summary of Offsetting and Netting Agreements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Repurchase Agreement	TD Securities USA LLC	$7,060,000	$(7,060,000)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

A3

AST GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS:
Investments at amortized cost which approximates fair value:
Unaffiliated investments	$857,690,914
Cash	212
Receivable for investments sold	10,000,000
Receivable for fund share sold	474,799
Interest receivable	391,741
Prepaid expenses	22,091

Total Assets	868,579,757

LIABILITIES:
Payable for fund share repurchased	2,696,700
Management fees payable	71,798
Distribution fee payable	35,888
Accrued expenses and other liabilities	31,449
Affiliated transfer agent fee payable	365

Total Liabilities	2,836,200

NET ASSETS	$865,743,557

Net assets were comprised of:
Paid-in capital	$865,047,742
Retained earnings	695,815

Net assets, December 31, 2017	$865,743,557

Net asset value and redemption price per share, $865,743,557 / 865,070,194 outstanding shares of beneficial interest	$1.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

INCOME
Interest income	$8,405,486

EXPENSES
Management fees	2,975,883
Distribution fee	2,331,308
Custodian and accounting fees	97,248
Audit fee	25,985
Trustees’ fees	19,172
Legal fees and expenses	13,402
Transfer agent’s fees and expenses (including affiliated expense of $2,152)	7,228
Shareholders’ reports	6,043
Miscellaneous	24,055

Total expenses	5,500,324
Less: management fee waivers and/or expense reimbursement	(178,313)

Net expenses	5,322,011

NET INVESTMENT INCOME (LOSS)	3,083,475

NET REALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions	10,746

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,094,221

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$3,083,475	$—
Net realized gain (loss) on investment transactions	10,746	45,779

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,094,221	45,779

DISTRIBUTIONS	(3,082,727)	—

FUND SHARE TRANSACTIONS:
Fund share sold [459,179,658 and 541,074,035 shares, respectively]	459,179,658	541,074,035
Fund share issued in reinvestment of distributions [3,082,681 and 0 shares, respectively]	3,082,681	—
Fund share repurchased [593,949,426 and 618,941,952 shares, respectively]	(593,949,426)	(618,941,952)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(131,687,087)	(77,867,917)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(131,675,593)	(77,822,138)
NET ASSETS:
Beginning of year	997,419,150	1,075,241,288

End of year	$865,743,557	$997,419,150

SEE NOTES TO FINANCIAL STATEMENTS.

A4

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. General

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and at December 31, 2017 consisted of 89 separate Portfolios (“Portfolios”). The information presented in these financial statements pertains to the AST Government Money Market Portfolio (the “Portfolio” or “Government Money Market”). The investment objective of the Portfolio is high current income and to maintain high levels of liquidity.

Shares of the Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

As a government money market fund, the Portfolio seeks to maintain a stable $1.00 net asset value (“NAV”) and will not implement redemption gates and liquidity fees.

2. Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”) (formerly known as Prudential Investments LLC), the co-managers of the Trust (together the “Investment Manager”). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

The Portfolio values all of its securities of sufficient credit quality at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

B1

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Portfolio may invest up to 5% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Master Netting Arrangements: The Trust, on behalf of the Portfolio, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Delayed-Delivery Transactions: The Portfolio may purchase or sell securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: For federal income tax purposes, the Portfolio is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (Participating Insurance Companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items. The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

B2

Distributions: Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Trust, on behalf of the Portfolio, has entered into investment management agreement with the Investment Manager which provides that the Investment Manager will furnish the Portfolio with investment advice and investment management and administrative services. At December 31, 2017, the Investment Manager has engaged PGIM, Inc. to serve as the Subadviser for Money Market Portfolio through its PGIM Fixed Income unit.

Management Fees and Expense Limitations: The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rate specified below, using the value of the Portfolio’s average daily net assets. The Investment Manager pays the Subadviser a fee as compensation for advisory services provided to the Portfolio. All amounts paid or payable by the Portfolio to the Investment Manager, under the agreement, are reflected in the Statement of Operations.

	Management Fee	Net Effective Management Fee
Government Money Market	0.3325% first $300 million; 0.3225% on next $200 million; 0.3125% on next $250 million; 0.3025% on next $2.5 billion; 0.2925% on next $2.75 billion; 0.2625% on next $4 billion; 0.2425% in excess of $10 billion	0.30	%*

*	During the period and through June 30, 2018, the Manager has contractually agreed to waive a portion of the management fee for the Portfolio by implementing the following management fee schedule: 0.30% to $3.25 billion; 0.2925% on the next $2.75 billion; 0.2625% on the next $4 billion; and 0.2425% in excess of $10 billion of average daily net assets.

The Trust, on behalf of the Portfolio, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PAD serves as the distributor for the shares of the Portfolio. The Portfolio’s shares are offered and redeemed at their net asset value without any sales load. The Trust, on behalf of the Portfolio, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of the Portfolio. Under the 12b-1 Plan, the shares of the Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to the Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolio.

AST Investment Services, Inc., PGIM Investments and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolio. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolio may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended December 31, 2017 no such transactions were entered into by the Portfolio.

B3

5. Tax Information

The Portfolio is treated as a partnership for tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current reporting period. The Portfolio’s federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

As of December 31, 2017, substantially all shares of the Portfolio were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

B4

Financial Highlights

	AST Government Money Market Portfolio
	Year Ended December 31,
	2017(c)	2016(c)	2015(c)	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income (Loss) From Investment Operations:
Net investment income (loss) and realized gain (loss)	— (b)	— (b)	— (b)	— (b)	— (b)

Less Dividends and Distributions:	— (b)	—	—	—	—

Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(a)	0.34%	0.00%	0.00%	0.00%	0.00%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$865.7	$997.4	$1,075.2	$1,106.4	$1,228.3
Ratios to average net assets:
Expenses After Waivers and/or Expense Reimbursement	0.57%	0.45%	0.19%	0.16%	0.17%
Expenses Before Waivers and/or Expense Reimbursement	0.59%	0.59%	0.59%	0.60%	0.60%
Net investment income (loss)	0.33%	0.00%	0.00%	0.00%	0.00%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Less than $0.005 per share.
(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AST Government Money Market Portfolio (the “Portfolio”), a portfolio of Advanced Series Trust, including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Insurance investment companies since 2003.

New York, New York

February 12, 2018

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Advanced Series Trust (the Trust) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Overseen by Trustee	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 50) Trustee Since February 2011	Senior Managing Director of Brock Capital (Since 2014); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); Director (Since 2017); formerly Presiding Director (2014-2017) and Chairman (2011-2014) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	107	Director of NextEra Energy Partners, LP (NYSE: NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 68) Trustee Since January 2013	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	107	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 58) Trustee Since September 2014	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	107	Director (since 2006) of The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 67) Trustee Since January 2013	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	107	None

E1

Independent Trustees
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex† Overseen by Trustee	Other Directorships Held by Trustee**
Stephen M. Chipman* (Age: 56) Trustee Since January 2018	Chief Executive Officer of Radius GGE (USA), Inc. (Since June 2016); formerly, Senior Vice Chairman (December 2014-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	107	None
Robert F. Gunia* (Age: 71) Trustee Since July 2003	Director of ICI Mutual Insurance Company (June 2016-present); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	107	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 76) Trustee Since July 2003 Independent Chair Since July 2003	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	107	None
Thomas M. O’Brien* (Age: 67) Trustee Since July 2003	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	107	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 52) Trustee Since October 2009	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	107	None

* The address of each Trustee is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by PGIM Investments LLC. The Funds for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

E2

Trust Officers[1]
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Edward C. Merrill, IV, CFA* (33) Vice President Trust Officer Since June 2017	Vice President of Prudential Annuities (since December 2014); formerly Director of Prudential Annuities (December 2010-December 2014); formerly Manager of Prudential Annuities (August 2009-December 2010); formerly Senior Analyst of Prudential Annuities (October 2008-August 2009).
Raymond A. O’Hara* (62) Chief Legal Officer Trust Officer Since June 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (42) Chief Compliance Officer Trust Officer Since 2014	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Mutual Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.
Deborah A. Docs* (60) Secretary Trust Officer Since May 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (59) Assistant Secretary Trust Officer Since May 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (43) Assistant Secretary Trust Officer Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French* (55) Assistant Secretary Trust Officer Since October 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (43) Assistant Secretary Trust Officer Since May 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
M. Sadiq Peshimam* (54) Treasurer and Principal Financial & Accounting Officer Trust Officer Since February 2006	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).
Peter Parrella* (59) Assistant Treasurer Trust Officer Since June 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (50) Assistant Treasurer Trust Officer Since April 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (56) Assistant Treasurer Trust Officer Since April 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Charles H. Smith* (45) Anti-Money Laundering Compliance Officer Trust Officer Since January 2017	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).
Alina Srodecka, CPA* (51) Assistant Treasurer Trust Officer Since June 2017	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).

* The address for each officer is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

1 Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800) SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

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©2018 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-F

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by the report, there have been no amendments to any provisions of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2017 and December 31, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $1,793,355 and $1,872,033, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. In addition to the above, $431,936 of audit fees billed by KPMG were paid by Prudential Financial, Inc. and/or its affiliates for the fiscal year ended December 31, 2016.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2017 and December 31, 2016: none.

(c) Tax Fees

For the fiscal years ended December 31, 2017 and December 31, 2016: none.

(d) All Other Fees

For the fiscal years ended December 31, 2017 and December 31, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2017 and December 31, 2016: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2017 and December 31, 2016 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit

EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Advanced Series Trust

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	February 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 16, 2018

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	February 16, 2018

Appendix A

AST AQR Emerging Markets Equity Portfolio

AST Bond Portfolio 2017

AST Bond Portfolio 2018

AST Bond Portfolio 2019

AST Bond Portfolio 2020

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Bond Portfolio 2028

AST Cohen & Steers Realty Portfolio

AST Global Real Estate Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Government Money Market Portfolio

AST High Yield Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST Investment Grade Bond Portfolio

AST J.P. Morgan International Equity Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST Lord Abbett Core Fixed Income Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large Cap Value Portfolio

AST Multi-Sector Fixed Income Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST Parametric Emerging Markets Equity Portfolio

AST Prudential Core Bond Portfolio

AST QMA Large-Cap Portfolio

AST QMA US Equity Alpha Portfolio

AST Quantitative Modeling Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Large-Cap Value Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

AST WEDGE Capital Mid-Cap Value Portfolio

AST Wellington Management Hedged Equity Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio